                                                     REGISTRATION NO. 333-31131
                                                     REGISTRATION NO. 811-07659

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933                        [_]
                        PRE-EFFECTIVE AMENDMENT NO.                        [_]
                      POST-EFFECTIVE AMENDMENT NO. 53                      [X]
                                   AND/OR
                           REGISTRATION STATEMENT
                                   UNDER
                     THE INVESTMENT COMPANY ACT OF 1940                    [_]
                             AMENDMENT NO. 307                             [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                            SEPARATE ACCOUNT NO. 49
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):
    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On May 1, 2013 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Account under variable annuity contracts.

================================================================================

                               EXPLANATORY NOTE:

This Post-Effective Amendment No. 53 ("PEA") to the Form N-4 Registration Statement No. 333-31131 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 49 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Statement of Additional Information. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2013


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING OR TAKING ANY OTHER ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging./(+)/

For Accumulator(R) Plus contracts, we allocate a credit to your account value at the same time we allocate your contribution. Under the Accumulator(R) Plus contracts, a portion of the withdrawal charge and mortality and expense risks charge are used to recover the cost of providing the credit. The charge associated with the credit may, over time, exceed the sum of the credit and related earnings. Expenses for a contract with a credit may be higher than expenses for a contract without a credit.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

The contract may not be available in all states. In addition, certain features and benefits described in this Prospectus may vary in your state and may not be available at the time you purchased the contract. See Appendix VI later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All features and benefits described in this Prospectus may not be available in all contracts or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. We have the right to restrict availability of any optional feature or benefit. Not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.
-------------
(+)The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite/SM/ contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts.


-------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
.. AXA Balanced Strategy/(1)/                     . EQ/Large Cap Value PLUS
.. AXA Conservative Growth Strategy/(1)/          . EQ/Lord Abbett Large Cap Core
.. AXA Conservative Strategy/(1)/                 . EQ/MFS International Growth
.. AXA Growth Strategy/(1)/                       . EQ/Mid Cap Index
.. AXA Moderate Growth Strategy/(1)/              . EQ/Mid Cap Value PLUS
.. EQ/AllianceBernstein Small Cap Growth          . EQ/Money Market
.. EQ/AXA Franklin Small Cap Value Core           . EQ/Morgan Stanley Mid Cap Growth
.. EQ/BlackRock Basic Value Equity                . EQ/Oppenheimer Global
.. EQ/Boston Advisors Equity Income               . EQ/Quality Bond PLUS
.. EQ/Calvert Socially Responsible                . EQ/Small Company Index
.. EQ/Capital Guardian Research                   . EQ/T. Rowe Price Growth Stock
.. EQ/Common Stock Index                          . EQ/Templeton Global Equity
.. EQ/Core Bond Index                             . EQ/UBS Growth and Income
.. EQ/Davis New York Venture                      . EQ/Van Kampen Comstock
.. EQ/Equity 500 Index                            . EQ/Wells Fargo Omega Growth
.. EQ/Franklin Templeton Allocation               . Multimanager Aggressive Equity
.. EQ/Intermediate Government Bond                . Multimanager Core Bond
.. EQ/International Core PLUS                     . Multimanager International Equity
.. EQ/International Equity Index                  . Multimanager Large Cap Core Equity
.. EQ/International Value PLUS                    . Multimanager Large Cap Value
.. EQ/JPMorgan Value Opportunities                . Multimanager Mid Cap Growth
.. EQ/Large Cap Core PLUS                         . Multimanager Mid Cap Value
.. EQ/Large Cap Growth Index                      . Multimanager Small Cap Growth
.. EQ/Large Cap Growth PLUS                       . Multimanager Small Cap Value
.. EQ/Large Cap Value Index                       . Multimanager Technology
-------------------------------------------------------------------------------------------------

(1)The "AXA Strategic Allocation Portfolios".



Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or the EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. The contract also includes a guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                #416953/9.0 All

                                                                       (R-4/15)

The contract includes investment restrictions. You must allocate amounts under either Option A -- Asset Allocation ("Option A") or Option B -- Custom Selection ("Option B"), which are discussed later in this Prospectus. Option A requires that 100% of your account value be invested in the AXA Strategic Allocation Portfolios, the EQ/Money Market Portfolio, the guaranteed interest option or the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). Option B permits allocation to additional variable investment options subject to certain category and percentage limitations. Consequently, a contract owner who is interested in having more investment options would elect Option B. If you elect the Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I -- Asset Allocation"), your contract will be restricted to Option A. If you don't elect a Guaranteed minimum income benefit or if you elect Guaranteed minimum income benefit II -- Custom Selection ("GMIB II -- Custom Selection"), you can choose either Option A or Option B. Because GMIB II -- Custom Selection permits you to allocate amounts under either Option A or Option B, the fees associated with GMIB II -- Custom Selection are higher than those associated with GMIB I -- Asset Allocation. See "Allocating your contributions" later in this Prospectus for more information on the requirements related to Options A and B.

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

..   An annuity that is an investment vehicle for qualified defined contribution plans and certain qualified defined benefit plans ("QP").

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix VIII" for more information.


The registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2013, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


CONTRACT VARIATIONS. These versions of the Accumulator(R) Series contracts are no longer available for new purchasers. These contracts are no longer being sold. This Prospectus is designed for current contract owners. Also, in addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing. You may not change your contract or its features as issued.

Contents of this Prospectus


--------------------------------------------------------------------------------



       Index of key words and phrases                                 5
       Who is AXA Equitable?                                          7
       How to reach us                                                8
       The Accumulator(R) Series at a glance -- key features         10


       -----------------------------------------------------------------
       FEE TABLE
       -----------------------------------------------------------------

       Examples                                                      15
       Condensed financial information                               16


       -----------------------------------------------------------------
       1. CONTRACT FEATURES AND BENEFITS
       -----------------------------------------------------------------
       How you can purchase and contribute to your contract          17
       Owner and annuitant requirements                              17
       How you can make your contributions                           18
       What are your investment options under the contract?          18
       Portfolios of the Trusts                                      20
       Allocating your contributions                                 25
       Credits (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)          30
       Guaranteed minimum death benefit and Guaranteed minimum
         income benefit base                                         31
       Annuity purchase factors                                      33
       Guaranteed minimum income benefit                             34
       Adding the Guaranteed minimum income benefit after issue      36
       Dropping the Guaranteed minimum income benefit after issue    36
       Guaranteed minimum death benefit                              37
       Guaranteed withdrawal benefit for life ("GWBL")               39
       Dropping the Guaranteed withdrawal benefit for life after
         conversion                                                  45
       Guaranteed benefit offers                                     45
       Inherited IRA beneficiary continuation contract               45
       Your right to cancel within a certain number of days          47


       -----------------------------------------------------------------
       2. DETERMINING YOUR CONTRACT'S VALUE
       -----------------------------------------------------------------
       Your account value and cash value                             48
       Your contract's value in the variable investment options      48
       Your contract's value in the guaranteed interest option       48
       Your contract's value in the account for special dollar cost
         averaging                                                   48
       Insufficient account value                                    48


-------------
"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

      -------------------------------------------------------------------
      3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
        OPTIONS
      -------------------------------------------------------------------
      Transferring your account value                                 49
      Our administrative procedures for calculating your Roll-up
        benefit base following a transfer                             49
      Disruptive transfer activity                                    50
      Rebalancing your account value                                  51


      -------------------------------------------------------------------
      4.ACCESSING YOUR MONEY
      -------------------------------------------------------------------
      Withdrawing your account value                                  52
      How withdrawals are taken from your account value               55
      How withdrawals affect your Guaranteed minimum income
        benefit and Guaranteed minimum death benefit                  55
      How withdrawals affect your GWBL                                56
      Withdrawals treated as surrenders                               56
      Surrendering your contract to receive its cash value            56
      When to expect payments                                         56
      Your annuity payout options                                     57


      -------------------------------------------------------------------
      5.CHARGES AND EXPENSES
      -------------------------------------------------------------------
      Charges that AXA Equitable deducts                              60
      Charges that the Trusts deduct                                  64
      Group or sponsored arrangements                                 64
      Other distribution arrangements                                 64


      -------------------------------------------------------------------
      6.PAYMENT OF DEATH BENEFIT
      -------------------------------------------------------------------
      Your beneficiary and payment of benefit                         65
      Beneficiary continuation option                                 67


      -------------------------------------------------------------------
      7.TAX INFORMATION
      -------------------------------------------------------------------
      Overview                                                        70
      Contracts that fund a retirement arrangement                    70
      Transfers among investment options                              70
      Taxation of nonqualified annuities                              70
      Individual retirement arrangements (IRAs)                       73
      Traditional individual retirement annuities (traditional IRAs)  73
      Roth individual retirement annuities (Roth IRAs)                77
      Federal and state income tax withholding and information
        reporting                                                     80
      Special rules for contracts funding qualified plans             81
      Impact of taxes to AXA Equitable                                81


      -------------------------------------------------------------------
      8.MORE INFORMATION
      -------------------------------------------------------------------
      About Separate Account No. 49                                   82
      About the Trusts                                                82
      About the general account                                       82
      About other methods of payment                                  83
      Dates and prices at which contract events occur                 83
      About your voting rights                                        84
      Statutory compliance                                            84
      About legal proceedings                                         84

      Financial statements                                            84
      Transfers of ownership, collateral assignments, loans and
        borrowing                                                     84
      About Custodial IRAs                                            85
      How divorce may affect your guaranteed benefits                 85
      How divorce may affect your Joint Life GWBL                     85
      Distribution of the contracts                                   85


       ------------------------------------------------------------------
       APPENDICES
       ------------------------------------------------------------------
          I  --  Condensed financial information                      I-1
         II  --  Purchase considerations for QP contracts            II-1
        III  --  Enhanced death benefit example                     III-1
         IV  --  Hypothetical illustrations                          IV-1
          V  --  Earnings enhancement benefit example                 V-1
         VI  --  State contract availability and/or variations of
                   certain features and benefits                     VI-1
        VII  --  Contract variations                                VII-1
       VIII  --  Rules regarding contributions to your contract    VIII-1


       ------------------------------------------------------------------
       STATEMENT OF ADDITIONAL INFORMATION
         Table of contents
       ------------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.


                                                              PAGE

5% Roll-up to age 80 (GMIB I -- Asset Allocation)                32
5% Roll-up to age 80 (GMIB II -- Custom Selection)               32
account for special dollar cost averaging                        25
account for special money market dollar cost averaging           28
account value                                                    48
administrative charge                                            60
annual administrative charge                                     61
Annual Ratchet                                                   42
Annual Ratchet to age 80 enhanced death benefit                  32
annuitant                                                        17
annuitization                                                    57
annuity maturity date                                            59
annuity payout options                                           57
annuity purchase factors                                         33
automatic annual reset program                                   33
automatic customized reset program                               33
AXA Strategic Allocation Portfolios                               1
beneficiary                                                      65
Beneficiary continuation option ("BCO")                      45, 67
business day                                                     83
cash value                                                       48
charges for state premium and other applicable taxes             64
contract date                                                    18
contract date anniversary                                        18
contract year                                                    18
contributions to Roth IRAs                                       78
   regular contributions                                         78
   rollovers and transfers                                       78
   conversion contributions                                      79
contributions to traditional IRAs                                73
   regular contributions                                         73
   rollovers and direct transfers                                74
Conversion effective date                                        39
Conversion transaction date                                      39
credit                                                           30
disability, terminal illness or confinement to nursing home      62
disruptive transfer activity                                     50
Distribution Charge                                              60
Earnings enhancement benefit                                     38
Earnings enhancement benefit charge                              63
ERISA                                                            64
Excess withdrawal                                                42
Fixed-dollar option                                              29
free look                                                        47
free withdrawal amount                                           62
general account                                                  82
General dollar cost averaging                                    29
GMIB addition date                                               36
GMIB effective date                                          31, 36


                                                         PAGE

GMIB effective date anniversary                             35
guaranteed interest option                                  25
Guaranteed minimum death benefit                            37
Guaranteed minimum death benefit and Guaranteed
  minimum income benefit base                               31
Guaranteed minimum income benefit                           34
Guaranteed minimum income benefit charge                    63
Guaranteed minimum income benefit "no lapse guarantee"  34, 48
Guaranteed withdrawal benefit for life ("GWBL")             39
Guaranteed withdrawal benefit for life charge               63
GWBL benefit base                                           40
Inherited IRA                                                2
Investment simplifier                                       29
investment options                                           1
IRA                                                      2, 72
IRS                                                         70
lifetime required minimum distribution withdrawals          54
market timing                                               50
Maturity date annuity payments                          59, 71
Mortality and expense risks charge                          60
Non-qualified ("NQ")                                         2
one-time reset option                                       33
Online Account Access                                        8
Option A -- Asset Allocation                                 2
Option B -- Custom Selection                                 2
partial withdrawals                                         53
participant                                                 17
Portfolio                                                    1
processing office                                         2, 8
Qualified Plan ("QP")                                        2
Rebalancing                                                 51
Roll-up benefit base reset option                        8, 32
Roth IRA                                                     2
SAI                                                          2
SEC                                                          2
Separate Account No. 49                                     82
Special dollar cost averaging                               28
Special money market dollar cost averaging                  28
standard death benefit                                      31
substantially equal withdrawals                             53
Spousal continuation                                        66
systematic withdrawals                                      53
TOPS                                                         8
traditional IRA                                              2
Trusts                                                   1, 82
unit                                                        48
variable investment options                              1, 19
wire transmittals and electronic applications               83
withdrawal charge                                           61

                        INDEX OF KEY WORDS AND PHRASES

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
variable investment options            Investment Funds

account value                          Annuity Account Value

unit                                   Accumulation Unit

Guaranteed minimum income benefit      Excess Withdrawal
excess withdrawal
-----------------------------------------------------------------------------

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------




We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $537 billion in assets as of December 31, 2012. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US


Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain non-financial transactions, including addition of the Guaranteed minimum income benefit after contract issuance and termination of a systematic withdrawal option;

..   statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-up benefit base reset option and eligibility to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 80.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options (not available through TOPS).

You can also:

..   change your allocation percentages and/or transfer among the investment options (not available through TOPS for Option B transfers);

..   rebalance under Option A (through Online Account Access only)

..   elect to receive certain contract statements electronically;

..   change your address (not available through TOPS);

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your Online Account Access password (through Online Account Access only); and

..   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

                             WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE (AND SUBMITTED IN THE MANNER THAT THE FORMS SPECIFY):

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth IRA contract;

(3)tax withholding elections (see withdrawal request form);

(4)election of the beneficiary continuation option;

(5)IRA contribution recharacterizations;

(6)Section 1035 exchanges;

(7)direct transfers and rollovers;

(8)exercise of the Guaranteed minimum income benefit;

(9)requests to reset your Roll-up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(10)requests to opt out of or back into the Annual Ratchet of the GWBL benefit base;

(11)death claims;

(12)change in ownership (NQ only, if available under your contract);

(13)requests for enrollment in either our Maximum payment plan or Customized payment plan under the GWBL;

(14)purchase by, or change of ownership to, a nonnatural owner;

(15)requests to collaterally assign your NQ contract;

(16)requests to drop the GWBL or add or drop the Guaranteed minimum income benefit;

(17)election to convert the Guaranteed minimum income benefit to the GWBL at age 80;

(18)requests to add a Joint life after conversion of the Guaranteed minimum income benefit to the GWBL at age 80;


(19)requests to transfer, re-allocate, rebalance, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through TOPS and the Online Account Access systems);
(20)transfers into and among the investment options; and

(21)requests for withdrawals.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts only); and

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)general dollar cost averaging (including the fixed dollar and interest sweep options);

(2)special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts only);

(3)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only);

(4)substantially equal withdrawals;

(5)systematic withdrawals;

(6)the date annuity payments are to begin; and

(7)RMD payments from inherited IRAs.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST ONE CALENDAR DAY PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:


(1)automatic annual reset program; and

(2)automatic customized reset program.


                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------

FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/.
                      Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.

                      Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                      Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "How you can purchase and contribute to your contract" in "Contract features and benefits" and "Rules regarding contributions to your contract" in "Appendix
                      VIII" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.

                                       ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                       ACCUMULATOR(R)  PLUS/SM/        ELITE/SM/       SELECT/SM/
--------------------------------------------------------------------------------------
Special dollar cost         Yes             No              Yes             No
averaging
--------------------------------------------------------------------------------------
Special money market        No              Yes             No              Yes
dollar cost averaging
--------------------------------------------------------------------------------------
Credits                     No              Yes             No              No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to
                            decide which series of the contract may be
                            appropriate for you based on a thorough analysis of
                            your particular insurance needs, financial
                            objectives, investment goals, time horizons and
                            risk tolerance.
--------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment
MANAGEMENT                  options invest in different Portfolios managed by
                            professional investment advisers.
--------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
--------------------------------------------------------------------------------
ACCOUNT FOR SPECIAL DOLLAR  Available for dollar cost averaging all or a
COST AVERAGING              portion of any eligible contribution to your
                            contract (available for Accumulator(R) and
                            Accumulator(R) Elite/SM/ contracts only).
--------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until
                                you make withdrawals from your contract or
                                receive annuity payments.
                            ----------------------------------------------------
                            .   No tax on transfers among investment options
                                inside the contract.
                            ----------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract, which is an Individual Retirement Annuity
                            (IRA) or to fund an employer retirement plan (QP or
                            Qualified Plan), you should be aware that such
                            annuities do not provide tax deferral benefits
                            beyond those already provided by the Internal
                            Revenue Code for these types of arrangements.
                            Before purchasing or contributing to one of these
                            contracts, you should consider whether its features
                            and benefits beyond tax deferral meet your needs
                            and goals. You may also want to consider the
                            relative features, benefits and costs of these
                            annuities compared with any other investment that
                            you may use in connection with your retirement plan
                            or arrangement. Depending on your personal
                            situation, the contract's guaranteed benefits may
                            have limited usefulness because of required minimum
                            distributions ("RMDs").
--------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

------------------------------------------------------------------------------
GUARANTEED MINIMUM    The Guaranteed minimum income benefit provides income
INCOME BENEFIT        protection for you during your life once you elect to
                      annuitize the contract by exercising the benefit. If
                      you elect GMIB I -- Asset Allocation, your contract
                      will be restricted to Option A. If you elect GMIB II --
                      Custom Selection, you may allocate amounts under either
                      Option A or Option B, and therefore, the fees
                      associated with GMIB II -- Custom Selection are higher
                      than those associated with GMIB I -- Asset Allocation.
                      If you do not elect to exercise the Guaranteed minimum
                      income benefit, this benefit will automatically convert
                      to a Guaranteed withdrawal benefit for life as of the
                      contract date anniversary following age 80, unless you
                      terminate the benefit.

                      The Guaranteed withdrawal benefit for life guarantees
                      that you can take withdrawals up to a maximum amount
                      each contract year. Excess withdrawals can cause a
                      significant reduction in your benefit. THE BENEFIT IS
                      AVAILABLE ONLY ON A CONVERSION FROM THE GUARANTEED
                      MINIMUM INCOME BENEFIT ON THE CONTRACT DATE ANNIVERSARY
                      FOLLOWING AGE 80. If you have not elected to exercise
                      the Guaranteed minimum income benefit as of the
                      contract date anniversary following age 80, the
                      Guaranteed minimum income benefit will automatically
                      convert to the Guaranteed withdrawal benefit for life
                      effective on that date. You will be restricted to
                      Option A under the Guaranteed withdrawal benefit for
                      life.
------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS  The chart below shows the minimum initial and additional contribution amounts under the contracts.
                      Please see "How you can purchase and contribute to your
                      contract" under "Contract features and benefits" and
                      "Rules regarding contributions to your contract" in
                      "Appendix VIII" for more information.

                              ACCUMULATOR(R)  ACCUMULATOR(R)   ACCUMULATOR(R)
              ACCUMULATOR(R)  PLUS/SM/        ELITE/SM/        SELECT/SM/
 ------------------------------------------------------------------------------
 NQ           $5,000($500)    $10,000($500)   $10,000($500)    $25,000($500)
 ------------------------------------------------------------------------------
              $5,000($50)     $10,000($50)    $10,000($50)     $25,000($50)
 Traditional
 IRA
 ------------------------------------------------------------------------------
 Roth IRA     $5,000($50)     $10,000($50)    $10,000($50)     $25,000($50)
 ------------------------------------------------------------------------------
 Inherited    $5,000($1,000)  n/a             $10,000($1,000)  $25,000($1,000)
 IRA
 Beneficiary
 Continuation
 contract
 (traditional
 IRA or
 Roth IRA)
 ("Inherited
 IRA")
 ------------------------------------------------------------------------------
 QP           $5,000($500)    $10,000($500)   $10,000($500)    n/a
 ------------------------------------------------------------------------------

                          .   No contributions after first contract
                              year (other than QP contracts)
                          .   Maximum contribution limitations apply to
                              all contracts. For more information,
                              please see "How you can purchase and
                              contribute to your contract" in "Contract
                              features and benefits" later in this
                              Prospectus.
                          ----------------------------------------------
                          In general, contributions are limited to $1.5
                          million ($500,000 maximum for owners or
                          annuitants who are age 81 and older at
                          contract issue) under all Accumulator(R)
                          Series contracts with the same owner or
                          annuitant. Subsequent contributions are not
                          permitted after conversion to the Guaranteed
                          withdrawal benefit for life. Upon advance
                          notice to you, we may exercise certain rights
                          we have under the contract regarding
                          contributions, including our rights to (i)
                          change minimum and maximum contribution
                          requirements and limitations, and (ii)
                          discontinue acceptance of contributions.
                          Further, we may at any time exercise our
                          rights to limit or terminate your
                          contributions and transfers to any of the
                          variable investment options and to limit the
                          number of variable investment options which
                          you may elect. For more information, please
                          see "How you can purchase and contribute to
                          your contract" in "Contract features and
                          benefits" later in this Prospectus.
------------------------------------------------------------------------
CREDIT                    We allocate your contributions to your
(ACCUMULATOR(R) PLUS/SM/  account value. We allocate a credit to your
CONTRACTS ONLY)           account value at the same time that we
                          allocate your contributions. The credit will
                          apply to additional contribution amounts only
                          to the extent that those amounts exceed total
                          withdrawals from the contract. The amount of
                          credit may be up to 5% of each contribution,
                          depending on certain factors. The credit is
                          subject to recovery by us in certain limited
                          circumstances.
------------------------------------------------------------------------
ACCESS TO YOUR MONEY      .   Partial withdrawals
                          .   Several withdrawal options on a periodic
                              basis
                          .   Contract surrender
                          .   Maximum payment plan (only under
                              contracts with GWBL)
                          .   Customized payment plan (only under
                              contracts with GWBL)
                          .   You may incur a withdrawal charge (not
                              applicable to Accumulator(R) Select/SM/
                              contracts) for certain withdrawals or if
                              you surrender your contract. You may also
                              incur income tax and a tax penalty.
                              Certain withdrawals will diminish the
                              value of optional benefits.
------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

---------------------------------------------------------------------------------------
PAYOUT OPTIONS             .   Fixed annuity payout options
---------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Guaranteed minimum death benefit options
                           .   Dollar cost averaging
                           .   Automatic quarterly account value rebalancing (Option B
                               only)
                           .   Free transfers
                           .   Waiver of withdrawal charge for certain withdrawals,
                               disability, terminal illness, or confinement to a
                               nursing home (not applicable to Accumulator(R)
                               Select/SM/ contracts)
                           .   Earnings enhancement benefit, an optional death benefit
                               available under certain contracts
                           .   Option to add or drop the Guaranteed minimum income
                               benefit after issue
                           .   Option to drop the Guaranteed withdrawal benefit for
                               life after conversion
                           .   Spousal continuation
                           .   Beneficiary continuation option (IRA and NQ only)
                           .   Roll-up benefit base reset
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see "Rules regarding contributions to your contract"
AGES                       in "Appendix VIII" for owner and annuitant issue ages
                           applicable to your contract.
---------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL       To exercise your cancellation right you must mail the
                           contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you
                           receive it. If state law requires, this "free look" period may be longer. See "Your right to cancel within a certain
                           number of days" in "Contract features and benefits" later
                           in this Prospectus for more information.
---------------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS  From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain
                           guaranteed benefits. See "Guaranteed benefit offers" in
                           "Contract features and benefits" for more information.
---------------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. YOU MAY CONTACT US TO PURCHASE ANY VERSION OF THE CONTRACT IF A VERSION IS NOT OFFERED BY THE SELLING BROKER-DEALER. PLEASE SEE APPENDIX VI LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.


The first table describes fees and expenses that you will pay at the time you surrender the contract or if you make certain withdrawals or transfers, apply your cash value to certain payout options or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply./(1)/



---------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of
contributions withdrawn/(2) /(deducted if
you surrender your contract or make certain                  ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
withdrawals or apply your cash value to       ACCUMULATOR(R) PLUS/SM/       ELITE/SM/      SELECT/SM/
certain payout options).                      7.00%          8.00%          8.00%          N/A



SPECIAL SERVICES CHARGES

..   Wire transfer charge       Current and Maximum Charge:  $90

..   Express mail charge        Current and Maximum Charge:  $35

..   Duplicate contract charge  Current and Maximum Charge:  $35
------------------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
-----------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge/(3)/
   If your account value on a contract date
   anniversary is less than $50,000/(4)/        $30

   If your account value on a contract date     $0
   anniversary is $50,000 or more
-----------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS/(5)/
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                              ACCUMULATOR(R)      ACCUMULATOR(R)       ACCUMULATOR(R)
                                                ACCUMULATOR(R) PLUS/SM/            ELITE/SM/            SELECT/SM/
                                                -----------    -                   -                    -
Mortality and expense risks/(6)/                0.80%          0.95%               1.10%                1.10%
Administrative                                  0.30%          0.35%               0.30%                0.25%
Distribution                                    0.20%          0.25%               0.25%                0.35%
                                                -----          -----               -----                -----
Total Separate account annual expenses          1.30%          1.55%               1.65%                1.70%

---------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE
 FOLLOWING OPTIONAL BENEFITS
---------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a
percentage of the applicable benefit base./(7) /Deducted
annually/(8) /on each contract date anniversary for which the benefit is in effect.)

   Standard death benefit                                           No Charge

   Annual Ratchet to age 80                                         0.25%

   Annual Ratchet to age 80 (New York and Washington)               0.30%

                                   FEE TABLE

Greater of 5% Roll-up to age 80 or Annual Ratchet to age 80
("Greater of" GMDB I) (ONLY AVAILABLE IF YOU ALSO ELECT
GUARANTEED MINIMUM INCOME BENEFIT I -- ASSET ALLOCATION)

   Maximum Charge (IF YOU ELECT TO RESET THE ROLL-UP BENEFIT
   BASE, WE WILL INCREASE YOUR CHARGE TO)                           1.05%

   Current Charge                                                   0.90%

Greater of 5% Roll-up to age 80 or Annual Ratchet to age 80
("Greater of" GMDB II) (ONLY AVAILABLE IF YOU ALSO ELECT
GUARANTEED MINIMUM INCOME BENEFIT II -- CUSTOM SELECTION)

   Maximum Charge (IF YOU ELECT TO RESET THE ROLL-UP BENEFIT
   BASE, WE WILL INCREASE YOUR CHARGE TO)                           1.25%

   Current Charge                                                   1.10%
-----------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE/(9) /(Calculated as a
percentage of the applicable benefit base./(7) /Deducted
annually/(8) /on each contract date anniversary for which the benefit is in effect.)

   If you elect Guaranteed minimum income benefit I -- Asset
   Allocation

   Maximum Charge (IF YOU ELECT TO RESET THE ROLL-UP BENEFIT
   BASE, WE WILL INCREASE YOUR CHARGE TO)                           1.20%

   Current Charge                                                   0.90%

   If you elect Guaranteed minimum income benefit II -- Custom
   Selection

   Maximum Charge (IF YOU ELECT TO RESET THE ROLL-UP BENEFIT
   BASE, WE WILL INCREASE YOUR CHARGE TO)                           1.40%

   Current Charge                                                   1.10%
-----------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE/(9) /(Calculated as a
percentage of the account value. Deducted annually/(3) /on each
contract date anniversary for which the benefit is in effect.)      0.35%
-----------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT
CHARGE/(9)(10) /(Available only upon conversion of the
Guaranteed minimum income benefit and calculated as a percentage of the GWBL benefit base/(7) /deducted annually/(8) /on each contract date anniversary for which the benefit is in effect.)

   Conversion from Guaranteed minimum income benefit I -- Asset
   Allocation

   Maximum Charge (IF YOU RESET YOUR GUARANTEED MINIMUM INCOME
   BENEFIT PRIOR TO CONVERSION OR IF YOUR GWBL BENEFIT BASE
   RATCHETS AFTER CONVERSION, WE WILL INCREASE YOUR CHARGE TO)      1.20%

   Current Charge                                                   0.90%

   Conversion from Guaranteed minimum income benefit II --
   Custom Selection

   Maximum Charge (IF YOU RESET YOUR GUARANTEED MINIMUM INCOME
   BENEFIT PRIOR TO CONVERSION OR IF YOUR GWBL BENEFIT BASE
   RATCHETS AFTER CONVERSION, WE WILL INCREASE YOUR CHARGE TO)      1.40%

   Current Charge                                                   1.10%
-----------------------------------------------------------------------------


You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the

                                   FEE TABLE
investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolio.


---------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY
 NET ASSETS/(5)/
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012           Lowest Highest
(expenses that are deducted from Portfolio assets including
management fees, 12b-1 fees, service fees, and/or other      0.63%  1.44%
expenses)/(11)/
---------------------------------------------------------------------------


Notes:

(1)The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make a withdrawal, surrender your contract to receive its cash value, or surrender your contract to apply your cash value to a non-life contingent annuity payout option. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)    Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
    1.........     7.00%          8.00%          8.00%
    2.........     7.00%          8.00%          7.00%
    3.........     6.00%          7.00%          6.00%
    4.........     6.00%          7.00%          5.00%
    5.........     5.00%          6.00%          0.00%
    6.........     3.00%          5.00%          0.00%
    7.........     1.00%          4.00%          0.00%
    8.........     0.00%          3.00%          0.00%
    9.........     0.00%          2.00%          0.00%
    10+.......     0.00%          0.00%          0.00%

(3)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(4)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(5)Daily net assets is the sum of the value of the amounts invested in all your portfolios before we deduct applicable contract charges, which are set forth in the tables above.

(6)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM/ contracts, the charges also compensate us for the expense associated with the credit.

(7)The benefit base is not an account value or cash value. If you elect the Guaranteed minimum income benefit and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Accumulator(R) Plus/SM/ contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" later in this Prospectus.

(8)If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(9)If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

(10)Please see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.


(11)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2012, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and the EQ/Small Company Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the "Greater of" GMDB II and the Earnings enhancement benefit with the Guaranteed minimum income benefit II -- Custom Selection) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in the prior calendar year, which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Accumulator(R) 0.012%; Accumulator(R) Plus/SM/ 0.009%; Accumulator(R) Elite/SM/ 0.008%; and Accumulator(R) Select/SM/ 0.006%. The example assumes the maximum charges that would apply based on a 5% return for the "Greater of" GMDB II and the Guaranteed minimum income benefit II -- Custom Selection, both of which are calculated as a percentage of each benefit's benefit base.

                                   FEE TABLE

The guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract), and the charge for any optional benefits do apply to the guaranteed interest option and the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract).


These examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts assumes that a 4% credit was applied to your contribution. Other than the administrative charge and the charges for the guaranteed benefits (which are described immediately above), the example also assumes separate account annual expenses and total annual expenses of the Portfolios (before expense limitations). These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                            ACCUMULATOR(R)
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,257   $2,399    $3,586    $6,503    $557    $1,799    $3,086    $6,503
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,172   $2,152    $3,190    $5,802    $472    $1,552    $2,690    $5,802
---------------------------------------------------------------------------------------------------------------


                                       ACCUMULATOR(R) ELITE/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,393   $2,504    $3,251    $6,784    $593    $1,904    $3,251    $6,784
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,308   $2,258    $2,861    $6,110    $508    $1,658    $2,861    $6,110
---------------------------------------------------------------------------------------------------------------


                                        ACCUMULATOR(R) PLUS/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,398   $2,618    $3,877    $6,858    $598    $1,918    $3,277    $6,856
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,311   $2,364    $3,471    $6,144    $511    $1,664    $2,871    $6,144
---------------------------------------------------------------------------------------------------------------


                                       ACCUMULATOR(R) SELECT/SM/
------------------------------------------------------------------------------------------------------------
                                                                         IF YOU SURRENDER OR DO NOT
                                    IF YOU ANNUITIZE AT THE END OF THE SURRENDER YOUR CONTRACT AT THE END OF
                                        APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------
                                    1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                        N/A      $2,268  $3,623   $7,172   $598    $1,918    $3,273    $6,822
------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                        N/A      $2,023  $3,234   $6,501   $513    $1,673    $2,884    $6,151
------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus or the Statement of Additional Information for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2012.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We require a minimum contribution for each type of contract purchased. Maximum contribution limitations also apply. The following tables summarize our current rules regarding contributions to your contract, which rules are subject to change. In some states our rules may vary. Both the owner and the annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Additional contributions may not be permitted in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are currently permitted in your state.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. We may discontinue acceptance of contributions within the first year. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
WE RESERVE THE RIGHT TO CHANGE OUR CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS
AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS.
--------------------------------------------------------------------------------

We may refuse to accept any contribution if the sum of all contributions under all Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue). If we do accept a contribution over that $1,500,000 threshold, we may require that the account value be allocated according to Option A. For information about Option A, please see "Allocating your contribution" later in this Prospectus. We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these contribution limitations based on certain criteria, including benefits that have been elected, issue age, the total amount of contributions, variable investment option allocations and selling broker-dealer compensation. These contribution limitations may not be applicable in your state. Please see Appendix VI later in this Prospectus.

Subsequent contributions are not permitted after conversion to the Guaranteed withdrawal benefit for life.

--------------------------------------------------------------------------------
THE "OWNER" IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS. THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS NON-NATURAL, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability companies to be owners of the Accumulator(R) Select/SM/ contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select/SM/ contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code. In all cases, the joint annuitants must be spouses. In addition, a spouse may be added as a joint annuitant under a non-natural owner contract upon conversion to the Guaranteed withdrawal benefit for life with a joint life option. See "Additional owner and annuitant requirements" under "Guaranteed withdrawal benefit for life."

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not

                        CONTRACT FEATURES AND BENEFITS
a natural person, these benefits will be based on the age of the annuitant. You may be permitted under the terms of your NQ contract to transfer ownership to a family member. In the event that ownership is changed to a family member, the original owner of the contract will remain the measuring life for determining contract benefits. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms OWNER and JOINT OWNER, WE INTEND THESE TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER. IF THE GUARANTEED MINIMUM INCOME BENEFIT CONVERTS TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE, THE TERMS OWNER AND SUCCESSOR OWNER ARE INTENDED TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER. IF THE CONTRACT IS JOINTLY OWNED OR IS ISSUED TO A NON-NATURAL OWNER AND THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE IS NOT IN EFFECT, BENEFITS ARE BASED ON THE AGE OF THE OLDER JOINT OWNER OR OLDER JOINT ANNUITANT, AS APPLICABLE. THERE ARE ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS IF THE GUARANTEED MINIMUM INCOME BENEFIT CONVERTS TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. SEE "GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")" IN "CONTRACT FEATURES AND BENEFITS" LATER IN THIS PROSPECTUS.


PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

If you are purchasing the contract to fund a charitable remainder trust and elect either an enhanced death benefit or the Guaranteed minimum income benefit ("GMIB"), which you may be able to convert to the Guaranteed withdrawal benefit for life ("GWBL") at age 80, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority, Inc. ("FINRA") time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12 MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

The contract provides the following investment options: the variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). This section lists each of the variable investment options

                        CONTRACT FEATURES AND BENEFITS
and describes the guaranteed interest option. The next section, "Allocating your contributions," discusses dollar cost averaging in general, including the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

Your investment options depend on whether you select Option A or Option B. If you elect Guaranteed minimum income benefit I -- Asset Allocation, your contract will be restricted to Option A. If you elect GMIB II -- Custom Selection or if you do not elect a GMIB, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. For additional information, see "Allocating your contributions" later in this Prospectus.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, among other responsibilities, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each portfolio, if any. The chart below also shows the currently available portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

The AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract.


As described in more detail in the underlying Portfolio prospectuses, the AXA Strategic Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions. If you have either GMIB, this strategy may also indirectly suppress the value of the guaranteed benefit bases.


You should be aware that having the GMIB I, limits your ability to invest in some of the variable investment options otherwise available to you under the contract. If you do not have the GMIB I, then, unless otherwise stated in this Prospectus, you may select from the variable investment options listed below. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.

The investment strategies of the Portfolios and the restrictions on investment options are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. These approaches, while reducing volatility, may also suppress the investment performance of your contract and the value of your guaranteed benefit bases. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.



-------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST
 CLASS B SHARES                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                  APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  AGGRESSIVE EQUITY  emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   ClearBridge Investments,
                                                                                    LLC
                                                                                .   GCIC US Ltd.
                                                                                .   Marsico Capital
                                                                                    Management, LLC
                                                                                .   T. Rowe Price Associates,
                                                                                    Inc.
                                                                                .   Westfield Capital
                                                                                    Management Company, L.P.
-------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST
 CLASS B SHARES                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                  APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks to achieve a balance of high current income and      .   BlackRock Financial
  BOND               capital appreciation, consistent with a prudent level of       Management, Inc.
                     risk.                                                      .   Pacific Investment
                                                                                    Management Company LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  INTERNATIONAL      emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
  EQUITY             in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   EARNEST Partners, LLC
                                                                                .   J.P. Morgan Investment
                                                                                    Management Inc.
                                                                                .   Marsico Capital
                                                                                    Management, LLC
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP CORE EQUITY    emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   Janus Capital Management,
                                                                                    LLC
                                                                                .   Thornburg Investment
                                                                                    Management, Inc.
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   Institutional Capital LLC
                                                                                .   MFS Investment Management
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Franklin Advisers, Inc.
                                                                                .   Wellington Management
                                                                                    Company, LLP
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Diamond Hill Capital
                                                                                    Management, Inc.
                                                                                .   Knightsbridge Asset
                                                                                    Management, LLC
                                                                                .   Lord, Abbett & Co, LLC
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL   Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Lord, Abbett & Co. LLC
                                                                                .   Morgan Stanley
                                                                                    Investment Management Inc.
                                                                                .   NorthPointe Capital, LLC
-------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST
 CLASS B SHARES                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                  APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL   Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Franklin Advisory
                                                                                    Services, LLC
                                                                                .   Pacific Global Investment
                                                                                    Management Company
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.              .   Allianz Global Investors
  TECHNOLOGY                                                                        US LLC
                                                                                .   AXA Equitable Funds
                                                                                    Management Group, LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
                                                                                .   Wellington Management
                                                                                    Company, LLP


---------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME        OBJECTIVE                                                        APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------------
AXA BALANCED           Seeks long-term capital appreciation and current income.         .   AXA Equitable Funds
  STRATEGY                                                                                  Management Group, LLC
---------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE       Seeks current income and growth of capital, with a               .   AXA Equitable Funds
  GROWTH STRATEGY      greater emphasis on current income.                                  Management Group, LLC
---------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE       Seeks a high level of current income.                            .   AXA Equitable Funds
  STRATEGY                                                                                  Management Group, LLC
---------------------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY    Seeks long-term capital appreciation and current income,         .   AXA Equitable Funds
                       with a greater emphasis on capital appreciation.                     Management Group, LLC
---------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH    Seeks long-term capital appreciation and current income,         .   AXA Equitable Funds
  STRATEGY             with a greater emphasis on current income.                           Management Group, LLC
---------------------------------------------------------------------------------------------------------------------------------
                       Seeks to achieve long-term growth of capital.                    .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN
  SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN        Seeks to achieve long-term total return with an emphasis         .   AXA Equitable Funds
  SMALL CAP VALUE      on risk-adjusted returns and managing volatility in the              Management Group, LLC
  CORE                 Portfolio.                                                       .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Franklin Advisory
                                                                                            Services, LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC     Seeks to achieve capital appreciation and secondarily,           .   BlackRock Investment
  VALUE EQUITY         income.                                                              Management, LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS     Seeks a combination of growth and income to achieve an           .   Boston Advisors, LLC
  EQUITY INCOME        above-average and consistent total return.
---------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY    Seeks to achieve long-term capital appreciation.                 .   Calvert Investment
  RESPONSIBLE                                                                               Management Company Inc.
---------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN    Seeks to achieve long-term growth of capital.                    .   Capital Guardian Trust
  RESEARCH                                                                                  Company
---------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK        Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
  INDEX                approximates the total return performance of the Russell
                       3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
---------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX     Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
                       approximates the total return performance of the Barclays            Management Group, LLC
                       Intermediate U.S. Government/Credit Index, including             .   SSgA Funds Management,
                       reinvestment of dividends, at a risk level consistent with that      Inc.
                       of the Barclays Intermediate U.S. Government/Credit Index.
---------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK      Seeks to achieve long-term growth of capital.                    .   Davis Selected Advisers,
  VENTURE                                                                                   L.P.
---------------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                   APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before expenses that        .   AllianceBernstein L.P.
                     approximates the total return performance of the S&P
                     500 Index, including reinvestment of dividends, at a risk
                     level consistent with that of the S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN          Primarily seeks capital appreciation and secondarily seeks  .   AXA Equitable Funds
  TEMPLETON          income.                                                         Management Group, LLC
  ALLOCATION
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before expenses that        .   AXA Equitable Funds
  GOVERNMENT BOND    approximates the total return performance of the Barclays       Management Group, LLC
                     Intermediate U.S. Government Bond Index, including          .   SSgA Funds Management,
                     reinvestment of dividends, at a risk level consistent with      Inc.
                     that of the Barclays Intermediate U.S. Government Bond
                     Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds
  CORE PLUS          emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Hirayama Investments, LLC
                                                                                 .   WHV Investment Management
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses) that      .   AllianceBernstein L.P.
  EQUITY INDEX       approximates the total return performance of a composite
                     index comprised of 40% DJ EURO STOXX 50 Index, 25%
                     FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX
                     200 Index, including reinvestment of dividends, at a risk
                     level consistent with that of the composite index.
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to provide current income and long-term growth of     .   AXA Equitable Funds
  VALUE PLUS         income, accompanied by growth of capital with an                Management Group, LLC
                     emphasis on risk-adjusted returns and managing volatility   .   BlackRock Investment
                     in the Portfolio.                                               Management, LLC
                                                                                 .   Northern Cross, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE    Seeks to achieve long-term capital appreciation.            .   J.P. Morgan Investment
  OPPORTUNITIES                                                                      Management Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE    Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Institutional Capital LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses that        .   AllianceBernstein L.P.
  INDEX              approximates the total return performance of the Russell
                     1000 Growth Index, including reinvestment of dividends
                     at a risk level consistent with that of the Russell 1000
                     Growth Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to provide long-term capital growth with an           .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Marsico Capital
                                                                                     Management, LLC
--------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                    APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
  INDEX              approximates the total return performance of the Russell         Inc.
                     1000 Value Index, including reinvestment of dividends, at
                     a risk level consistent with that of the Russell 1000 Value
                     Index.
---------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve long-term growth of capital with an         .   AllianceBernstein L.P.
  PLUS               emphasis on risk-adjusted returns and managing volatility    .   AXA Equitable Funds
                     in the Portfolio.                                                Management Group, LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT       Seeks to achieve capital appreciation and growth of          .   Lord, Abbett & Co. LLC
  LARGE CAP CORE     income with reasonable risk.
---------------------------------------------------------------------------------------------------------------------------
EQ/MFS               Seeks to achieve capital appreciation.                       .   Massachusetts Financial
  INTERNATIONAL                                                                       Services Company, d/b/a
  GROWTH                                                                              MFS Investment Management
---------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
                     approximates the total return performance of the S&P             Inc.
                     Mid Cap 400 Index, including reinvestment of dividends,
                     at a risk level consistent with that of the S&P Mid Cap
                     400 Index.
---------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE     Seeks to achieve long-term capital appreciation with an      .   AXA Equitable Funds
  PLUS               emphasis on risk adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Wellington Management
                                                                                      Company, LLP
---------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current income, preserve     .   The Dreyfus Corporation
                     its assets and maintain liquidity.
---------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY    Seeks to achieve capital growth.                             .   Morgan Stanley
  MID CAP GROWTH                                                                      Investment Management Inc.
---------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER       Seeks to achieve capital appreciation.                       .   OppenheimerFunds, Inc.
  GLOBAL
---------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent with         .   AllianceBernstein L.P.
                     moderate risk to capital.
---------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before expenses)  .   AllianceBernstein L.P.
  INDEX              the total return of the Russell 2000 Index.
---------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE     Seeks to achieve long-term capital appreciation and          .   T. Rowe Price Associates,
  GROWTH STOCK       secondarily, income.                                             Inc.
---------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL  Seeks to achieve long-term capital growth with an            .   AXA Equitable Funds
  EQUITY             emphasis on risk adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Templeton Investment
                                                                                      Counsel, LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND    Seeks to achieve total return through capital appreciation   .   UBS Global Asset
  INCOME             with income as a secondary consideration.                        Management (Americas) Inc.
---------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN        Seeks to achieve capital growth and income.                  .   Invesco Advisers, Inc.
  COMSTOCK
---------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO       Seeks to achieve long-term capital growth.                   .   Wells Capital Management,
  OMEGA GROWTH                                                                        Inc.
---------------------------------------------------------------------------------------------------------------------------




YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVE, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VI later in this Prospectus for state variations.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2013 is 1%, 1.25%, 1.5%, 2.75% or 3%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

The account for special dollar cost averaging is part of our general account. We pay interest at enhanced guaranteed rates in this account for specified time periods. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

Your allocation alternatives and procedures depend on whether you select Option A -- Asset Allocation or Option B -- Custom Selection, which we describe below. You must select either Option A -- Asset
Allocation or Option B -- Custom Selection with your initial contribution. If you elect Guaranteed minimum income benefit I -- Asset Allocation, your contract is restricted to Option A. If you elect Guaranteed minimum income benefit II -- Custom Selection or if you don't elect a Guaranteed minimum income benefit, you can choose either Option A or Option B. Upon conversion of GMIB to GWBL, your contract will be restricted to Option A. For more information about allocation changes upon an automatic conversion to the Guaranteed withdrawal benefit for life, see "Automatic conversion" in "Guaranteed withdrawal benefit for life" later in this Prospectus.

In addition, if you are permitted to allocate contributions of more than $1,500,000 to Accumulator(R) series contracts with the same owner or annuitant, we may restrict your contract to Option A. Subsequent contributions will be allocated according to the investment allocations on file. If you would like your subsequent contributions to be allocated differently, you must submit new allocation instructions on a form that we provide. We will not honor letters of instruction directing the allocation. If you submit new allocation instructions for subsequent contributions under Option B, those allocation instructions must comply with the Option B rules that are in effect at the time that you submit the new allocation instructions. Under certain circumstances you may be able or required to switch from Option A or B to the other, under rules we discuss below.

OPTION A -- ASSET ALLOCATION

Under Option A, the Asset Allocation option, all of your account value must be allocated to one or more of the following options: (1) the AXA Strategic Allocation Portfolios; (2) the guaranteed interest option; (3) the EQ/Money Market Portfolio; and (4) the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

Allocations must be in whole percentages, and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. Your ability to allocate contributions to investment options may be subject to restrictions for contracts issued in certain states. See Appendix VI later in this Prospectus for state variations. Dollar cost averaging programs are available in connection with Option A, and they are discussed in "Dollar cost averaging" below.

You can rebalance your account value under Option A by submitting a request to rebalance your account value as of the date we receive your request, however, scheduled recurring rebalancing is not available. Therefore, any subsequent rebalancing transactions would require a subsequent rebalancing request. Your rebalance request must indicate the percentage you want rebalanced in each investment option (whole percentages only) and must comply with the limits regarding transfers into and out of the guaranteed interest option. You can rebalance only to the investment options available under Option A.

When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value in

                        CONTRACT FEATURES AND BENEFITS
each option at the end of the rebalancing date matches the most recent allocation instructions that we have received from you. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change.

OPTION B -- CUSTOM SELECTION

Under Option B, the Custom Selection option, all of your account value must be:
(1) allocated to the variable investment options according to the category and investment option limits described below; or (2) allocated to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). The guaranteed interest option is not available under Option B.

If you do not elect the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), all of your account value must be allocated among the investment options in the following four categories:

  Category 1 -- Fixed Income
   EQ/Core Bond Index
   EQ/Intermediate Government Bond
   EQ/Money Market
   EQ/Quality Bond PLUS
   Multimanager Core Bond

  Category 2 -- Core Diversified Equity
   AXA Balanced Strategy
   AXA Conservative Growth Strategy
   AXA Conservative Strategy
   AXA Growth Strategy
   AXA Moderate Growth Strategy
   EQ/BlackRock Basic Value Equity
   EQ/Boston Advisors Equity Income
   EQ/Capital Guardian Research
   EQ/Common Stock Index
   EQ/Equity 500 Index
   EQ/Franklin Templeton Allocation
   EQ/JPMorgan Value Opportunities
   EQ/Large Cap Core PLUS
   EQ/Large Cap Growth Index
   EQ/Large Cap Growth PLUS
   EQ/Large Cap Value Index
   EQ/Large Cap Value PLUS
   EQ/Lord Abbett Large Cap Core
   EQ/T. Rowe Price Growth Stock
   EQ/UBS Growth and Income
   EQ/Wells Fargo Omega Growth
   Multimanager Large Cap Core Equity
   Multimanager Large Cap Value

  Category 3 -- Small Cap/Mid Cap/International
   EQ/AllianceBernstein Small Cap Growth
   EQ/International Equity Index
   EQ/International Value PLUS
   EQ/International Core PLUS
   EQ/MFS International Growth
   EQ/Mid Cap Index
   EQ/Mid Cap Value PLUS
   EQ/Oppenheimer Global
   EQ/Small Company Index
   Multimanager International Equity
   Multimanager Mid Cap Growth
   Multimanager Mid Cap Value
   Multimanager Small Cap Growth
   Multimanager Small Cap Value

  Category 4 -- Specialty
   EQ/AXA Franklin Small Cap Value Core
   EQ/Calvert Socially Responsible
   EQ/Davis New York Venture
   EQ/Morgan Stanley Mid Cap Growth
   EQ/Templeton Global Equity
   EQ/Van Kampen Comstock
   Multimanager Aggressive Equity
   Multimanager Large Cap Growth
   Multimanager Technology

Your contributions in the four categories must also generally be allocated according to the following category and investment option limits.

CATEGORY AND INVESTMENT OPTION LIMITS. The chart below sets forth the general category and investment option limits of Option B -- Custom Selection.

-------------------------------------------------------------------------------------------------
                                                      1           2             3
                                                    FIXED       CORE       SMALL/MID/       4
                    CATEGORY                        INCOME   DIVERSIFIED  INTERNATIONAL SPECIALTY
-------------------------------------------------------------------------------------------------
Maximum for category                                100%         70%           20%         10%
-------------------------------------------------------------------------------------------------
Minimum for category                                30%          0%            0%          0%
-------------------------------------------------------------------------------------------------
Maximum for each option                             15%/(1)/     15%/(2)/      10%/(3)/    5%
-------------------------------------------------------------------------------------------------

(1)EQ/Core Bond Index, EQ/Intermediate Government Bond and EQ/Money Market have a 30% per option maximum limit.
(2)AXA Balanced Strategy, AXA Conservative Growth Strategy, AXA Conservative Strategy, AXA Growth Strategy and AXA Moderate Growth Strategy have a
   70% per option maximum limit. EQ/Common Stock Index, EQ/Equity 500 Index, EQ/ Large Cap Growth Index and EQ/Large Cap Value Index have a 35% per option maximum limit.
(3)EQ/Mid Cap Index and EQ/Small Company Index have 20% per option maximum limit.

There are no minimum allocations for any one investment option. Allocations must be in whole percentages. The total of your allocations into all available investment options must equal 100%. Your ability to allocate contributions to investment options may be subject to restrictions in certain states. See Appendix VI later in this Prospectus for state variations.

QUARTERLY REBALANCING (OPTION B -- CUSTOM SELECTION ONLY). Under Option B, your account value will be rebalanced automatically each quarter of your contract year. Rebalancing will occur on the same day of the month as your contract date. If that date is after the 28th of a month, rebalancing will occur on the first business day of the following month. If the date occurs on a date other than a business day, the rebalancing will occur on the next business day. The rebalance for the last quarter of the contract year will occur on the

                        CONTRACT FEATURES AND BENEFITS
contract anniversary date. If this date occurs on a day other than a business day, the rebalance will occur on the business day immediately preceding the contract anniversary date. When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have received from you. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change. You may request a rebalancing on the transaction date of a subsequent contribution.

TRANSFERS. Generally, you may transfer your account value among the variable investment options. However, under Option A, a transfer into the guaranteed interest option (other than a transfer pursuant to a dollar cost averaging program) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

You may make transfers among the investment options available under Option B, provided that the transfer meets the category and investment option limits in place at the time of the transfer. In the remainder of this section, we explain our current Option B transfer rules, which we may change in the future. You may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. An investment option transfer under Option B does not automatically change your allocation instructions for the rebalancing of your account on a quarterly basis. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your account. If you wish to change your allocation instructions for the quarterly rebalancing of your account, these instructions must meet the category and investment option limits in place at the time of the transfer and must be made in writing on a form we provide and sent to the processing office. Please note, however, that an allocation change for future contributions will automatically change the rebalancing instructions on file for your account. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. For more information about transferring your account value, please see "Transferring your money among investment options" later in this prospectus.

ALLOCATION INSTRUCTION CHANGES. You may change your instructions for allocations of future contributions. Any revised allocation instructions will also be used for quarterly rebalancing. Any revised allocation instructions must meet the category and investment limits in place at the time that the instructions are received.

POSSIBLE CHANGES TO THE CATEGORY AND INVESTMENT OPTION LIMITS. We may in the future revise the category limits, the investment limits, the categories themselves, and the investment options within each category, as well as combine the investment options within the same or in different categories
(collectively, "category and investment option limits").

If we change our category and investment option limits, please note the following:

..   Any amounts you have allocated among the variable investment options will
    NOT be automatically reallocated to conform with the new category and investment option limits.

..   If your allocation instructions on file prior to a change to our category and investment option limits do NOT COMPLY with our new category and investment option limits:

   -- you will NOT be automatically required to change your allocation instructions;

   -- if you make a subsequent contribution, you will NOT be required to change your allocation instructions;

   -- if you initiate a transfer, you WILL be required to change your instructions.

..   Any change to your allocation instructions must comply with our new category and investment option limits. Your new allocation instructions will apply to all future transactions, including subsequent contributions, transfers and rebalancing.

SWITCHING BETWEEN OPTIONS

If you elect the Guaranteed minimum income benefit I -- Asset Allocation, your contract will be restricted to Option A (even if you drop the Guaranteed minimum income benefit I -- Asset Allocation). If you elect either Guaranteed minimum income benefit and it converts to the Guaranteed withdrawal benefit for life, your contract will be restricted to Option A at the time of the conversion. For more information about allocation changes upon an automatic conversion to the Guaranteed withdrawal benefit for life, see "Automatic conversion" in "Guaranteed withdrawal benefit for life" later in this Prospectus.

If you do not have the Guaranteed minimum income benefit I -- Asset Allocation or have not converted to the Guaranteed withdrawal benefit for life, you may select either Option A or Option B. In addition, you may switch between Option A and Option B. There are currently no limits on the number of switches between options, but the Company reserves the right to impose a limit. If you move from one option to another, you are subject to the rules applicable to the new option that are in place at the time of the switch.

YOUR RESPONSIBILITY FOR ALLOCATION DECISIONS

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a

                        CONTRACT FEATURES AND BENEFITS
broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. Under Option A or Option B, you may participate in the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). Under Option A, but not Option B, you may participate in one of two Investment simplifier programs or the general dollar cost averaging program. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Under Option A, your dollar cost averaging transfer allocations to the guaranteed interest option cannot exceed 25% of your dollar cost averaging transfer allocations. Under Option B, dollar cost averaging transfer allocations must also meet Custom Selection guidelines. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. If a transfer occurs on the same day as a rebalancing, the transfer will be processed before the rebalancing transaction. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.

--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Under Option A, you may allocate some or all of your contribution to the program. If you elect to allocate only some of your contribution to the program, the remaining contribution amount will be invested as directed in the investment options available under Option A. For amounts allocated to the program, you may provide allocation instructions different than the allocation instructions applicable to the amounts invested directly under Option A. Under Option B, if you elect the program, 100% of your contributions must be allocated to the program. Under the program, we will transfer account value into the investment options based on the most recent allocation instructions we have received from you. Under Option A or Option B, your initial allocation to the program must be at least $2,000 and you may allocate a subsequent contribution to an existing program as long as the contribution to the program is at least $250. Contributions into the program must be new contributions. In other words, you may not make transfers from amounts allocated in other investment options to initiate the program. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

We will transfer amounts from the account for special dollar cost averaging into the investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has expired, you may then elect to participate in the special dollar cost averaging program for an additional time period if you are still eligible to make contributions under your contract. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the investment options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the special dollar cost averaging program is not available.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM. The special money market dollar cost averaging program is only available to Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners. You may dollar cost average from the account for special money market dollar cost averaging option (which is part of the EQ/Money Market investment option) into the other investment options. Under Option A, you may allocate some or all of your contributions to the program. If you elect to allocate only some of your contribution to the program, the remaining contribution amount will be invested as

                        CONTRACT FEATURES AND BENEFITS
directed in the investment options available under Option A. For amounts allocated to the program, you may provide allocation instructions different than the allocation instructions applicable to the amounts invested directly under Option A. Under Option B, if you elect the program, 100% of your contributions must be allocated to the program. Under the program, we will transfer account value into the investment options based on the most recent allocation instructions we have received from you. Under Option A or Option B, your initial allocation to the program must be at least $2,000 and you may allocate a subsequent contribution to an existing program as long as the contribution to the program is at least $250. Contributions into the program must be new contributions. In other words, you may not make transfers from amounts allocated in other investment options to initiate the program.

You may elect to participate in a 3, 6 or 12-month program. Each month, we will transfer your account value in the account for special money market dollar cost averaging into the other investment options you select. Once the time period you selected has expired, you may then elect to participate in the special money market dollar cost averaging program for an additional time period if you are still eligible to make contributions under your contract.

Currently, the monthly transfer date from the account for special money market dollar cost averaging option will be the same as your contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.

The only amounts that should be transferred from the account for special money market dollar cost averaging option are your regularly scheduled transfers to the investment options. If you request to transfer or withdraw any other amounts from the account for special money market dollar cost averaging, we will transfer all of the value you have remaining in the account to the investments according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the special money market dollar cost averaging program is not available.

GENERAL DOLLAR COST AVERAGING PROGRAM. Under Option A, if your account value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other investment options. Under Option A, the investment options to which transfers are made under the program may be different than the investment options you have selected for allocation of your contributions. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

INVESTMENT SIMPLIFIER. Under Option A, we offer two Investment simplifier options which are dollar cost averaging programs. You may not participate in an Investment simplifier option when you are participating in the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) or the general dollar cost averaging program. The Investment simplifier options are not available under Option B.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the investment options available under Option A. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the investment options available under Option A. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

                        CONTRACT FEATURES AND BENEFITS

INTERACTION OF DOLLAR COST AVERAGING AND INVESTMENT SIMPLIFIER WITH OTHER CONTRACT FEATURES AND BENEFITS

You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. If a dollar cost averaging transfer occurs on the same day as a rebalancing, the transfer will be processed before the rebalancing. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, that will terminate any dollar cost averaging program you have in place at the time, and may limit your ability to elect a new dollar cost averaging program after conversion. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix VI later in this Prospectus for more information on state availability.

CREDITS (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.

The amount of the credit will be 4% or 5% of each contribution based on the following breakpoints and rules:

               -------------------------------------------------
                                               CREDIT PERCENTAGE
               FIRST YEAR TOTAL CONTRIBUTIONS     APPLIED TO
                        BREAKPOINTS              CONTRIBUTIONS
               -------------------------------------------------
                    Less than $350,000                 4%
               -------------------------------------------------
                    $350,000 or more                   5%
               -------------------------------------------------

The percentage of the credit is based on your total first year contributions. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below). For QP contracts only, the credit percentage will also be credited for contributions in the second and later contract years. Please note that we may discontinue acceptance of contributions, including within the first contract year. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date. The credit will not be applied in connection with a partial conversion of a traditional IRA contract to a Roth IRA contract.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 - 7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make contributions to equal or exceed $350,000 in the first contract year (the "Expected First Year Contribution Amount") and your initial contribution is at least $175,000, your credit percentage will be as follows:

   -- For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

   -- If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been 4%, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions. Here, that would be 1%.

   -- The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix IV later in this Prospectus for more information on state availability.

For example:

In your application, you include an Indication of intent to contribute $350,000 and make an initial contribution of $200,000. You do not make any additional contributions in the first contract year. Your account value will initially be credited with $10,000 (5% x $200,000). On your contract date anniversary, your account value will be reduced by $2,000 (1% x $200,000).

..   Upon advance notice to you, we may discontinue acceptance of contributions within the first contract year. Therefore, you may have less than a year to reach your Expected First Year Contribution Amount. We would recover any Excess Credit at the end of the first contract year.

..   No indication of intent:

   -- For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel

                        CONTRACT FEATURES AND BENEFITS
   within a certain number of days" later in this Prospectus)/(1)/ Also, you will not be reimbursed for any charges deducted before cancellation, except in states where we are required to return the amount of your contributions. In states where we are required to return your account value, the amount we return to you upon cancellation will reflect any investment gain or loss in the variable investment options (less the daily charges we deduct) associated with your contributions and the full amount of the credit. See "Charges and expenses" later in this Prospectus for more information.

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit.

For example:

You make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). If you (i) exercise your right to cancel the contract, (ii) start receiving annuity payments within three years of making the contribution, or (iii) die during the one-year period following the receipt of the contribution, we will recapture the entire credit and reduce your account value by $4,000.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any benefit base increases as the result of an annual ratchet based on an increase in your account value, which does include credits. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Accumulator(R) Plus/SM/ contract for 20 years, you may be better off in a contract without a credit, and with a lower mortality and expense risk charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for a Guaranteed minimum income benefit and an enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit" and "Guaranteed minimum death benefit" below.

If you add a Guaranteed minimum income benefit to your contract after issue, we will calculate each of the benefit bases described in this section using your account value on the contract date anniversary the Guaranteed minimum income benefit becomes effective under your contract (the "GMIB effective date") rather than your initial contribution, for purposes of determining the Guaranteed minimum income benefit. See "Adding the Guaranteed minimum income benefit after issue" later in this section. When we describe withdrawals and additional contributions in this section, we mean withdrawals and additional contributions made after the GMIB effective date.

As discussed immediately below, when calculating your Guaranteed minimum income benefit and Guaranteed minimum death benefit, one of your benefit bases may apply: (1) the Standard death benefit is based on the Standard death benefit benefit base; (2) the Annual Ratchet to age 80 enhanced death benefit is based on the Annual Ratchet to age 80 benefit base; (3) Greater of 5% Roll-up to age 80 or Annual Ratchet to age 80 for the "Greater of" GMDB I enhanced death benefit AND GMIB I -- Asset Allocation are based on the 5% Roll-up to age 80 benefit base and the Annual Ratchet to age 80 benefit base; or (4) Greater of 5% Roll-up to age 80 or the Annual Ratchet to age 80 for the "Greater of" GMDB II enhanced death benefit AND GMIB II -- Custom Selection are based on the 5% Roll-up to age 80 benefit base and the Annual Ratchet to age 80 benefit base. The Guaranteed minimum death benefits under options 3 and 4 are collectively referred to as the "Greater of" enhanced death benefits.

STANDARD DEATH BENEFIT

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum

-------------
(1)The amount we return to you upon exercise of this right to cancel will not include any credit or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your contributions, any investment gain or loss in the variable investment options associated with your contributions and with the full amount of the credit.

                        CONTRACT FEATURES AND BENEFITS
   death benefit" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

5% ROLL-UP TO AGE 80 BENEFIT BASE
(USED FOR THE "GREATER OF" GMDB I ENHANCED DEATH BENEFIT, "GREATER OF" GMDB II ENHANCED DEATH BENEFIT, GMIB I -- ASSET ALLOCATION AND GMIB II -- CUSTOM SELECTION)

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

The effective annual roll-up rate credited to this benefit base is:

..   5% with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator(R) Plus/SM/ and Accumulator(R) SelectSM contracts but excluding all other amounts allocated to the EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator(R) and Accumulator(R) Elite/SM/ contracts only). Please see Appendix VI later in this Prospectus to see what applies in your state; and

..   2% with respect to the EQ/Money Market variable investment option and the guaranteed interest option (if applicable).

Each daily roll-up is included in the benefit base for purposes of calculating the daily roll-up the next day, so the benefit base compounds daily at the effective annual rate noted above.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday.

See Appendix III for an example of the relationship between the benefit base calculated based on the 5% Roll-up to age 80 and a hypothetical account value.

Please see "Our administrative procedures for calculating your Roll-up benefit base following a transfer" later in the Prospectus for more information about how we calculate your Roll-up benefit base when you transfer account values between investment options with a 5% roll-up rate and investment options with a 2% roll up rate.

ANNUAL RATCHET TO AGE 80 BENEFIT BASE
(USED FOR THE ANNUAL RATCHET TO AGE 80 ENHANCED DEATH BENEFIT, "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT AND FOR THE CORRESPONDING GUARANTEED MINIMUM INCOME BENEFIT)

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                      or

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional subsequent contributions made after the date of such withdrawal),

                                      or

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday (plus any subsequent contributions made since the most recent Annual Ratchet after the date of such withdrawal).

See Appendix III for an example of the relationship between the benefit base calculated based on the Annual Ratchet to age 80 and a hypothetical account value.

"GREATER OF" GMDB I ENHANCED DEATH BENEFIT, "GREATER OF" GMDB II ENHANCED DEATH BENEFIT, GMIB I -- ASSET ALLOCATION AND GMIB II -- CUSTOM SELECTION BENEFIT BASES

Your benefit base is equal to the greater of the benefit base computed for the 5% Roll-up to age 80 or the benefit base computed for the Annual Ratchet to age 80, as described immediately above. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised prior to the contract date anniversary following age
80. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

ROLL-UP BENEFIT BASE RESET

As described in this section, you will be eligible to reset your Guaranteed minimum income benefit Roll-up benefit base on certain contract date anniversaries. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-up benefit base. The Roll-up continues to age 80 on any reset benefit base.

If you elect GMIB I -- Asset Allocation with or without the "Greater of" GMDB I enhanced death benefit, you are eligible to reset the

                        CONTRACT FEATURES AND BENEFITS

Roll-up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 80th birthday.

If you elect GMIB II -- Custom Selection with or without the "Greater of" GMDB II enhanced death benefit, you are eligible to reset the Roll-up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 80th birthday.

If you elect both a "Greater of" enhanced death benefit and a Guaranteed minimum income benefit, the Roll-up benefit bases for both are reset simultaneously when you request a Roll-up benefit base reset. You cannot elect a Roll-up benefit base reset for one benefit and not the other.

We will send you a notice in each year that the Roll-up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

--------------------------------------------------------------------------------
ONE-TIME RESET OPTION -- RESETS YOUR ROLL-UP BENEFIT BASE ON A SINGLE CONTRACT DATE ANNIVERSARY.
AUTOMATIC ANNUAL RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT
BASE ON EACH CONTRACT DATE ANNIVERSARY YOU ARE ELIGIBLE FOR A RESET.
AUTOMATIC CUSTOMIZED RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY, IF ELIGIBLE, FOR THE PERIOD YOU DESIGNATE.
--------------------------------------------------------------------------------

If your request to reset your Roll-up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.


If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. If you die before the contract date anniversary following age 80 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary until the contract date anniversary following the spouse's age 80 as described above.

If you elect to reset your Roll-up benefit bases, we will increase the charge for the Guaranteed minimum income benefit and the "Greater of" enhanced death benefit to the maximum charge permitted under the contract. There is no charge increase for the Annual Ratchet to age 80 enhanced death benefit. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus for more information.


It is important to note that once you have reset your Roll-up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset. See "Exercise rules" under "Guaranteed minimum income benefit" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" under "Accessing your money" below for more information. Please note that in most cases, resetting your Roll-up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus.

If you are a traditional IRA or QP contract owner, before you reset your Roll-up benefit base, please consider the effect of the waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you convert from a QP contract to an IRA, your waiting period for the reset under the IRA contract will include any time that you were a participant under the QP contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle that you maintain. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" later in this Prospectus.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT

This section describes the Guaranteed minimum income benefit ("GMIB") if you elect it at issue. If you add the benefit to your contract after issue, certain additional requirements apply, and the way the benefit is calculated may differ from how it is calculated if you elect it at issue. See "Adding the Guaranteed minimum income benefit after issue" later in this section.

The Guaranteed minimum income benefit is available to owners ages 20 - 75 (ages 20 - 70 for Accumulator(R) Plus/SM/ contracts).

You may elect one of the following:

..   The Guaranteed minimum income benefit I -- Asset Allocation that includes the 5% Roll-up benefit base ("GMIB I -- Asset Allocation").

..   The Guaranteed minimum income benefit II -- Custom Selection that includes the 5% Roll-up benefit base ("GMIB II -- Custom Selection").

Both options include the ability to reset your Guaranteed minimum income benefit base. See "Roll-up benefit base reset" earlier in this section. Under GMIB I -- Asset Allocation, you are restricted to the investment options available under Option A -- Asset Allocation. Under GMIB II -- Custom
Selection, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. You should not elect GMIB II--Custom Selection and invest your account value in Option A if you plan to never switch to Option B, since GMIB I--Asset Allocation's optional benefit charge is lower and offers Option A.

If you elect the Guaranteed minimum income benefit I -- Asset Allocation, you may elect the Standard death benefit, Annual Ratchet to age 80 enhanced death benefit, or the "Greater of" GMDB I enhanced death benefit. You may not elect the "Greater of" GMDB II enhanced death benefit.

If you elect the Guaranteed minimum income benefit II -- Custom Selection, you may elect the Standard death benefit, Annual Ratchet to age 80 enhanced death benefit, or the "Greater of" GMDB II enhanced death benefit. You may not elect the "Greater of" GMDB I enhanced death benefit.

If the contract is jointly owned, the guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

This feature is not available for an Inherited IRA. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. If the owner was older than age 60 at the time an IRA or QP contract was issued or the Guaranteed minimum income benefit was added to the contract, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years.

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY.
--------------------------------------------------------------------------------


When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract) (if exercised prior to age 80), to GMIB guaranteed annuity purchase factors, or (ii) the greater of the income provided by applying your account value to our then current annuity purchase factors or base contract guaranteed annuity purchase factors. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.


When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE." In general, if your account value falls to zero (except as discussed below), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

                        CONTRACT FEATURES AND BENEFITS

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

The no lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals during any contract year exceed 5% of the
    Roll-up benefit base (as of the beginning of the contract year or in the first contract year, for contracts in which the Guaranteed minimum income benefit is elected at issue, all contributions received in the first 90 days);

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 80.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 5% of your Roll-up benefit base at the beginning of the contract year.

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. Under monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. The latest date you may exercise the Guaranteed minimum income benefit is the 30th day following the contract date anniversary following your 80th birthday. Withdrawal charges, if any, will not apply when the Guaranteed minimum income benefit is exercised at age 80. Other options are available to you on the contract date anniversary following your 80th birthday. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. In addition, eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age, as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary or GMIB effective date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 70 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary or GMIB effective date anniversary.

..   If you were at least age 71 and no older than age 75 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following the contract date anniversary at age 80.

Please note:

(i)if you were age 70 when the contract was issued or elected to add the Guaranteed minimum income benefit when you were 69, but turned 70 before the GMIB effective date or the Roll-up benefit base was reset when you were between the ages of 70 and 80, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 80;

(ii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series traditional IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iii)since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the Guaranteed minimum income benefit amount and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

(iv)if you reset the Roll-up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the contract date anniversary following age 80. Please note that in most cases, resetting your Roll-up benefit base will lengthen the waiting period;

                        CONTRACT FEATURES AND BENEFITS

(v)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue or on the GMIB effective date, if the Guaranteed minimum income benefit is added after issue, for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 79, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the Guaranteed minimum income benefit, even though she was 77 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date. The original contract issue date (or GMIB effective date) will continue to apply for purposes of the exercise rules;

(vi)if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age (if applicable); and

(vii)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


ADDING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may be eligible to add the Guaranteed minimum income benefit to your contract after issue (subject to the requirements described below) so long as:
(i) no more than three months have elapsed since your contract was issued, or
(ii) we continue to offer the Guaranteed minimum income benefit in the form described earlier in this section, including the maximum charge and the roll-up rate, in the state in which your contract was issued. Check with your financial professional to see whether we are still offering this version of the Guaranteed minimum income benefit in your state.

If you add the Guaranteed minimum income benefit after issue, it will function as described earlier in this section, under "Guaranteed minimum income benefit", with certain exceptions:

..   The owner (and joint owner, if any) must be between the ages of 20 and 74 on the date we receive your election form at our processing office in good order (the "GMIB addition date").

..   The Guaranteed minimum income benefit will become effective under your contract on the contract date anniversary that follows the GMIB addition date (the "GMIB effective date"). If the GMIB addition date is a contract date anniversary, the GMIB effective date will be that date as well.

..   Your initial Guaranteed minimum income benefit base will be equal to the account value on the GMIB effective date. Subsequent adjustments to your Guaranteed minimum income benefit base will be calculated as described above in the section "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" earlier in this Prospectus.

..   If you elected Guaranteed minimum income benefit I -- Asset Allocation at issue, you may not later drop that benefit to add the Guaranteed minimum income benefit II -- Custom Selection. If you elected Guaranteed minimum income benefit II -- Custom Selection at issue, you may not later drop that benefit to add the Guaranteed minimum income benefit I -- Asset Allocation.

..   If you add the Guaranteed minimum income benefit I -- Asset Allocation after issue, you must reallocate your investment options to Option A if you were previously in Option B.

..   If you have collaterally assigned all or a portion of the value of your NQ contract, you must terminate the collateral assignment before you elect the Guaranteed minimum income benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus.

DROPPING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may drop the Guaranteed minimum income benefit from your contract after issue, subject to the following restrictions:

..   For Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/
    contract holders:

   -- You may not drop the Guaranteed minimum income benefit if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions.

   -- If you add the Guaranteed minimum income benefit after your contract is issued, you may not drop the benefit until the latest of: (1) the expiration of any withdrawal charges in effect under your contract,
      (2) the contract date anniversary following the GMIB effective date, and
      (3) four years from the date that the contract was issued.

..   For Accumulator(R) Select/SM/ contract holders:

   -- If you elect the Guaranteed minimum income benefit at issue, you may not drop the benefit until the fourth contract date anniversary following the GMIB effective date.

   -- If you add the Guaranteed minimum income benefit after your contract is issued, you many not drop the benefit until the later of the fourth contract date anniversary and the first contract date anniversary following the GMIB effective date.

                        CONTRACT FEATURES AND BENEFITS

..   The Guaranteed minimum income benefit will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed minimum income benefit on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed minimum income benefit charge for the contract year on that date.

..   If you elect the "Greater of" GMDB I or "Greater of" GMDB II and the
    corresponding Guaranteed minimum income benefit, and subsequently drop the Guaranteed minimum income benefit prior to age 80, we will no longer deduct the Guaranteed minimum income benefit charge. We will also automatically terminate the Guaranteed minimum death benefit charge and apply the standard death benefit.

If a benefit has been dropped, you will receive a letter confirming that the benefit has been dropped. If you drop the Guaranteed minimum income benefit you will not be permitted to add the Guaranteed minimum income benefit to your contract again and you will continue to be restricted to Option A for your investment options. See "Guaranteed minimum death benefit" below for more information regarding how dropping the Guaranteed minimum income benefit will affect the Guaranteed minimum death benefit.

GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a Standard death benefit. If you do not elect one of the enhanced death benefits described below when your contract is issued, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the Standard death benefit, whichever provides the higher amount. The Standard death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). The Standard death benefit is available to all owners.

If you elect one of the enhanced death benefits, the death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. Once your contract is issued, you may not change or voluntarily terminate your death benefit. However, dropping a Guaranteed minimum income benefit can cause a "Greater of" enhanced death benefit to also be dropped. Please see below and "Payment of death benefit" later in this Prospectus for more information.

You may choose from three enhanced death benefit options:

..   Annual Ratchet to age 80;

..   The "Greater of" GMDB I: Greater of 5% Roll-up to age 80 or Annual Ratchet
    to age 80 (available only if elected in connection with the Guaranteed minimum income benefit I -- Asset Allocation); and

..   The "Greater of" GMDB II: Greater of 5% Roll-up to age 80 or Annual Ratchet
    to age 80 (available only if elected in connection with the Guaranteed minimum income benefit II -- Custom Selection).

The Annual Ratchet to age 80 enhanced death benefit can be elected by itself. Each "Greater of" enhanced death benefit is available only with the corresponding Guaranteed minimum income benefit. Therefore, the "Greater of" GMDB I enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit I -- Asset Allocation. The "Greater of" GMDB II enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit II -- Custom Selection. Each enhanced death benefit has an additional charge. There is no additional charge for the Standard death benefit.

If you elect to drop the Guaranteed minimum income benefit before the contract date anniversary following age 80, the "Greater of" enhanced death benefit will be dropped automatically.

If the Guaranteed minimum income benefit is dropped without converting to the Guaranteed withdrawal benefit for life within 30 days of the contract date anniversary following age 80, then the "Greater of" enhanced death benefit will be retained, along with the associated charges and withdrawal treatment. If a benefit has been dropped, you will receive a letter confirming that the drop has occurred. See "Dropping the Guaranteed minimum income benefit after issue" earlier in this section for more information.

If the "Greater of" enhanced death benefit is dropped, your death benefit value will be what the value of the Standard Death Benefit would have been if the Standard Death Benefit were elected at issue. If the "Greater of" enhanced death benefit is dropped on a contract anniversary, the charges will be taken, but will not be taken on future contract date anniversaries. If the "Greater of" enhanced death benefit is not dropped on a contract anniversary, then the pro rata portion of the fees will be charged before future charges become non-applicable.

If you elect one of the enhanced death benefit options described above and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced automatically with the Standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Subject to state availability (see Appendix VI later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the enhanced death benefits described above.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you purchase a "Greater of" enhanced death benefit with a Guaranteed minimum income benefit, you will be eligible to reset your Roll-up benefit base. See "Roll-up benefit base reset" earlier in this section.

                        CONTRACT FEATURES AND BENEFITS

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix III later in this Prospectus for an example of how we calculate an enhanced death benefit.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix VI later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ or IRA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The additional death benefit will be 40% of:

the GREATER OF:

..   the account value, or

..   any applicable death benefit

DECREASED BY:

..   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in "net contributions"); and
(ii) "Death benefit" is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the GREATER OF:

..   the account value, or

..   any applicable death benefit

DECREASED BY:

..   total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement benefit is calculated, please see Appendix V.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. Your spouse beneficiary or younger spouse joint owner must be 75 or younger when he or she becomes the successor owner for the Earnings enhancement benefit that had been elected at issue to continue after your death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

                        CONTRACT FEATURES AND BENEFITS

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VI later in this Prospectus to see if this feature is available in your state.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). The opportunity to convert from the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life is the contract date anniversary following age 80. You may elect to make this conversion only during the 30 days after the contract anniversary following the attainment of age 80.

--------------------------------------------------------------------------------
WHEN AN OWNER (OR, IF APPLICABLE, THE OLDER OWNER) ELECTS TO CONVERT, THE "CONVERSION EFFECTIVE DATE" IS THE CONTRACT DATE ANNIVERSARY IMMEDIATELY PRECEDING THE ELECTION.

THE "CONVERSION TRANSACTION DATE" IS THE DATE THAT THE OWNER AFFIRMATIVELY ELECTS TO CONVERT WITHIN THE 30-DAY WINDOW. IF THE OWNER MAKES NO ELECTION TO CONVERT, THE CONVERSION TRANSACTION DATE IS THE 30TH DAY AFTER THE CONTRACT ANNIVERSARY FOLLOWING AGE 80.
--------------------------------------------------------------------------------

A benefit base reset for the Guaranteed minimum income benefit does not extend the waiting period during which you can convert.

If you have neither exercised the Guaranteed minimum income benefit nor dropped it from your contract as of the contract date anniversary following age 80 ("last exercise date"), you will have up to 30 days after that contract date anniversary to choose what you want to do with your Guaranteed minimum income benefit. You will have three choices available to you:

..   You may affirmatively convert the Guaranteed minimum income benefit to a
    Guaranteed withdrawal benefit for life;

..   You may exercise the Guaranteed minimum income benefit, and begin to receive lifetime income under that benefit;

..   You may elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life.

IF YOU TAKE NO ACTION WITHIN 30 DAYS AFTER THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 80, THE GUARANTEED MINIMUM INCOME BENEFIT WILL CONVERT AUTOMATICALLY TO THE SINGLE LIFE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. You will receive a confirmation notice after the automatic conversion occurs.

If you exercise the Guaranteed minimum income benefit, it will function as described earlier in this Prospectus under "Guaranteed minimum income benefit". If you elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life, your contract will continue in force, without either benefit. If you take no action, or affirmatively convert the Guaranteed minimum income benefit, your Guaranteed minimum income benefit will be converted to the Guaranteed withdrawal benefit for life, retroactive to the Conversion effective date. Please note that if you exercise the Guaranteed minimum income benefit prior to the Conversion effective date, you will not have the option to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life.

The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life charge" later in this Prospectus for a description of the charge.

You should not convert the Guaranteed minimum income benefit to this benefit (or permit the benefit to convert) if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date; or

..   You are using the contract to fund a QP contract where withdrawal restrictions under the qualified plan may apply.

For traditional IRAs and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. The Automatic RMD service is not available under defined benefit QP contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS

Converting the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life may alter the ownership of your contract. The options you may choose depend on the original ownership of your contract. You may only choose among the ownership options below if you affirmatively choose to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life. If your benefit is converted automatically, your contract will be structured as a Single life contract. Your ability to add a Joint life is limited by the age and timing requirements described below under "Guaranteed annual withdrawal amount".

SINGLE OWNER. If the contract has a single owner, and the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the single life ("Single life") option, there will be no change to the ownership of the contract. However, if the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the joint life ("Joint life") option, the owner must add his or her spouse as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage. If the contract is an NQ contract, the owner may grant the successor owner ownership rights in the contract at the time of conversion.

                        CONTRACT FEATURES AND BENEFITS

JOINT OWNERS. If the contract has joint owners, and the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the joint owners request that the younger joint owner be dropped from the contract. If the contract has spousal joint owners, and they request a Joint life benefit, we will use the younger spouse's age in determining the Applicable percentage. If the contract has non-spousal joint owners, and the joint owners request a Joint life benefit, the younger owner may be dropped from the contract, and the remaining owner's spouse added as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

NON-NATURAL OWNER. Contracts with non-natural owners that convert to the Guaranteed withdrawal benefit for life will have different options available to them, depending on whether they have an individual annuitant or joint annuitants. If the contract has a non-natural owner and an individual annuitant, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract. If the owner converts to the Guaranteed withdrawal benefit for life with the Joint life option under a contract with an individual annuitant, the owner must add the annuitant's spouse as the joint annuitant. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

If the contract has a non-natural owner and joint annuitants, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the owner requests that the younger annuitant be dropped from the contract. If the owner converts to the Guaranteed withdrawal benefit for life on a Joint life basis, there will be no change to the ownership of your contract. We will use the age of the younger spouse in determining the Applicable percentage on a Joint life basis.

GWBL BENEFIT BASE

Upon conversion of the Guaranteed minimum income benefit to GWBL, your GWBL benefit base is equal to either your account value or the applicable Guaranteed minimum income benefit base, as described below under "Guaranteed annual withdrawal amount". It will increase or decrease, as follows:

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet".

..   Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. The initial Guaranteed annual withdrawal amount is calculated as of the Conversion effective date. All withdrawals reduce your account value and Guaranteed minimum death benefit. Any withdrawals taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount, even if the withdrawal occurs before the Conversion transaction date.

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess withdrawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your Guaranteed minimum income benefit is converted to a Guaranteed withdrawal benefit for life on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Guaranteed minimum income benefit base on the Conversion effective date, multiplied by (2) the relevant Applicable percentage.

In calculating the relevant Applicable percentage, we consider your account value and Guaranteed minimum income benefit base on the Conversion effective date. Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.

------------------------------------------------
 IF YOU HAVE THE GMIB I - ASSET ALLOCATION OR
          GMIB II - CUSTOM SELECTION
------------------------------------------------
                                   B
         A             APPLICABLE PERCENTAGE OF
APPLICABLE PERCENTAGE  GUARANTEED MINIMUM INCOME
  OF ACCOUNT VALUE           BENEFIT BASE
------------------------------------------------
        6.0%                     5.0%
------------------------------------------------

For example, if on the Conversion effective date your GMIB I -- Asset Allocation or GMIB II -- Custom Selection benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $6,000. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 5.0% (the percentage in Column B) equals only $5,750, while $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals $6,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 6.0%.

On the other hand, if on the Conversion effective date your GMIB I --Asset Allocation or GMIB II -- Custom Selection benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $10,000. This is because $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals only $6,000, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 5.0% (the percentage in Column B) equals $10,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 5.0%.


The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we will

                        CONTRACT FEATURES AND BENEFITS
increase the charge at the time of the Annual Ratchet to the maximum charge permitted under the contract. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.


If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 5.0% to 6.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual Ratchet, the Guaranteed annual withdrawal amount will also increase.

If you take a withdrawal during the 30 days following the Conversion effective date, and your Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE/SUCCESSOR OWNER. If you hold an IRA or NQ contract, you may convert your Guaranteed minimum income benefit to a Joint life Guaranteed withdrawal benefit for life. You must affirmatively request that the benefit be converted and your spouse must be at least age 70 on the Conversion effective date. If the younger spouse is younger than 70 as of the Conversion effective date, the election of Joint life will not be available, even if the contract was issued to spousal joint owners. The successor owner must be the owner's spouse. For NQ contracts, the successor owner can be designated as a joint owner. See "Additional owner and annuitant requirements" earlier in this section for more information regarding the requirements for naming a successor owner. The automatic conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life following age 80 will create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date. If you do add a Joint life contract, your spouse must submit any requested information.

For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on your age or the age of your spouse, whoever is younger, as set forth in the following table.

-----------------------------------------------------------------------------------------------------------------------------
                         IF YOU HAVE THE GMIB I - ASSET ALLOCATION OR GMIB II - CUSTOM SELECTION
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       B
                YOUNGER                                      A                             APPLICABLE PERCENTAGE OF
             SPOUSE'S AGE                 APPLICABLE PERCENTAGE OF ACCOUNT VALUE    GUARANTEED MINIMUM INCOME BENEFIT BASE
-----------------------------------------------------------------------------------------------------------------------------
                  85+                                      5.5%                                      4.0%
-----------------------------------------------------------------------------------------------------------------------------
                 80-84                                     5.0%                                      3.5%
-----------------------------------------------------------------------------------------------------------------------------
                 75-79                                     4.5%                                      3.0%
-----------------------------------------------------------------------------------------------------------------------------
                 70-74                                     4.0%                                      2.5%
-----------------------------------------------------------------------------------------------------------------------------

For example, if on the Conversion effective date your account value is $100,000, your GMIB I -- Asset Allocation or GMIB II -- Custom Selection benefit base is $150,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $4,000. This is because $100,000 (the account value) multiplied by 4.0% (the percentage in Column A for the younger spouse's age band) equals $4,000, while $150,000 (the Guaranteed minimum income benefit base) multiplied by 2.5% (the percentage in Column B for the younger spouse's age band) equals $3,750. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 4.0%.


The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we will increase the charge at the time of the Annual Ratchet to the maximum charge permitted under the contract. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.


If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase to the percentage listed in Column
A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), and the GWBL benefit base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 4.5%, and your Guaranteed annual withdrawal amount would increase to $7,200.

You may elect Joint life at any time before you begin taking withdrawals. If the Guaranteed minimum income benefit has already converted to the Guaranteed withdrawal benefit for life on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age as of the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

For conversion at age 80, if you take a withdrawal during the 30 days following the Conversion effective date, you can still elect Joint life. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age as of the conversion effective date. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the Guaranteed withdrawal benefit for life on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

                        CONTRACT FEATURES AND BENEFITS

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.

For Joint life IRA or NQ contracts, a successor owner may only be named before the first withdrawal is taken after the 30th day following the Conversion effective date, if your spouse is at least 70 on the Conversion effective date. (Withdrawals taken during the applicable period following the Conversion effective date will not bar you from selecting a Joint life contract, but may affect your ability to elect Joint life if the withdrawals are too large as described earlier in this section.)

If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the successor owner is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the owner's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section. The Applicable percentage will not be adjusted to a Single life percentage.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the joint annuitant is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the annuitant's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

Joint life QP contracts are not permitted in connection with this benefit. This benefit is not available under an Inherited IRA contract. If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.

EFFECT OF EXCESS WITHDRAWALS

For any withdrawal that causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The entire withdrawal amount will reduce the GWBL benefit base on a pro rata basis (which means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage).

..   The Guaranteed annual withdrawal amount is recalculated to equal the
    Applicable percentage multiplied by the reset GWBL benefit base.

You should not convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. You have withdrawn 10% of your account value. As your benefit base is $100,000 before the withdrawal, it would also be reduced by 10% or $10,000 (10% of $100,000) and your new benefit base would be $90,000 ($100,000 minus $10,000). In addition, your Guaranteed annual withdrawal amount is reduced to $4,500 (5.0% of $90,000), instead of the original $5,000. See "How withdrawals affect your GWBL" later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract's value" later in this Prospectus.

In general, if your contract is a traditional IRA and you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. For Joint life contracts, if your GWBL benefit base ratchets on any

                        CONTRACT FEATURES AND BENEFITS
contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your spouse's attained age at the time of the ratchet. For Single life contracts, if the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 5.0% to 6.0%. For both Single life and Joint life contracts, your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.


If your GWBL benefit base ratchets, we will increase the charge for the benefit to the maximum charge permitted under the contract. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" later in this Prospectus.


SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the Conversion transaction date.

INVESTMENT OPTIONS

While the Guaranteed withdrawal benefit for life is in effect, investment options will be restricted to Option A. If your account value is invested in any other investment options as of the Conversion transaction date, you will be required to reallocate your account value at the time you request that your Guaranteed minimum income benefit be converted to the Guaranteed withdrawal benefit for life.

If the Guaranteed withdrawal benefit for life is dropped, the available investment options will revert to the investment options that were originally available under the contract, pursuant to the Guaranteed minimum income benefit that had been elected.

AUTOMATIC CONVERSION

AT AGE 80, IF YOU TAKE NO ACTION DURING THE 30 DAYS AFTER THE CONVERSION EFFECTIVE DATE, AND PERMIT YOUR GUARANTEED MINIMUM INCOME BENEFIT TO CONVERT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AUTOMATICALLY, WE WILL REALLOCATE ANY PORTION OF YOUR ACCOUNT VALUE INVESTED IN INVESTMENT OPTIONS OTHER THAN THOSE AVAILABLE UNDER OPTION A TO THE AXA BALANCED STRATEGY PORTFOLIO AS PART OF THE AUTOMATIC CONVERSION, ON THE CONVERSION TRANSACTION DATE. You will be able to reallocate your account value, subject to Option A limits at any time after the Conversion transaction date, just as you would if you had affirmatively elected to convert. Also, if you permit the automatic conversion to occur, the conversion will initially create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract, and you both meet the age requirements set forth earlier in this section. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described under "Joint life" earlier in this section. In all other respects, the Guaranteed withdrawal benefit for life will function in exactly the same way after an automatic conversion as if you affirmatively elect to convert.

If the AXA Balanced Strategy Portfolio is not being offered as part of your contract as of the Conversion transaction date, we will automatically reallocate your account value to another designated variable investment option with a similar investment objective, which we will disclose to you before conversion. If no such variable investment option is being offered under your contract at the time of conversion, we will reallocate your account value to the guaranteed interest option.

Upon conversion, a recurring optional rebalancing program is not available; instead, you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request.

DOLLAR COST AVERAGING

Any dollar cost averaging program in place on the date of conversion will be terminated. Any money remaining in the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) on that date will be invested in the AXA Balanced Strategy Portfolio. If the AXA Balanced Strategy Portfolio is not being offered as part of your contract at the time of conversion, we will automatically reallocate such monies as described immediately above in "Automatic conversion."

You may elect a new Investment simplifier or general dollar cost averaging program after conversion, but the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) will not be available after conversion. See "Dollar cost averaging" in "Allocating your contributions" earlier in this section.

EARNINGS ENHANCEMENT BENEFIT

If you elected the Earnings enhancement benefit, it will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed minimum death benefit that is in effect before the conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life will continue to be in effect after the conversion, but there will be no further Annual Ratchets or Roll-ups of the death benefit as of the contract anniversary following age 80. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

If you convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life on a Joint life basis, the Guaranteed minimum death benefit that would otherwise have been payable at the death of the owner (or the older joint owner or the annuitant or older joint annuitant if the contract is owned by a non-natural owner) will be payable at the death of the second to die of the owner and successor owner (or both joint annuitants if the contract is owned by a non-natural owner). Under certain circumstances, Roll-ups and Annual Ratchets may resume after the death of the older spouse, depending on the age of the younger spouse. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

ANNUITY MATURITY DATE. If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." The minimum death benefit will be reduced pro rata by each payment. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

..   Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the Guaranteed withdrawal benefit for life and any enhanced death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL" later in this Prospectus.

..   Withdrawals are not considered annuity payments for tax purposes. See "Tax information" later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL" later in this Prospectus, even if pursuant to a divorce decree.

..   The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, a Joint life GWBL will have little or no value to the surviving same-sex spouse or partner. You should consult with your tax adviser for more information on this subject.

                        CONTRACT FEATURES AND BENEFITS

DROPPING THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AFTER CONVERSION

You may drop the Guaranteed withdrawal benefit for life from your contract after conversion from the Guaranteed minimum income benefit, subject to the following restrictions:

..   You may not drop the Guaranteed withdrawal benefit for life if there are any withdrawal charges in effect under your Accumulator(R) Series contract, including withdrawal charges applicable to subsequent contributions. If there are no withdrawal charges in effect under your Accumulator(R) Series contract on the Conversion effective date, you may drop the Guaranteed withdrawal benefit for life at any time.

..   The Guaranteed withdrawal benefit for life will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed withdrawal benefit for life on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed withdrawal benefit for life charge for that year, on that date.

..   After the Guaranteed withdrawal benefit for life is dropped, the withdrawal treatment for the Guaranteed minimum death benefit will continue on a pro rata basis.

..   If you drop the Guaranteed withdrawal benefit for life, the investment limitations associated with that benefit will be lifted. You will be able to invest in any of the investment options offered under the Guaranteed minimum income benefit that you had originally elected.

..   Generally, only contracts with the Guaranteed withdrawal benefit for life can have successor owners. However, if your contract has the Guaranteed withdrawal benefit for life with the Joint life option, the successor owner under that contract will continue to be deemed a successor owner, even if you drop the Guaranteed withdrawal benefit for life. The successor owner will continue to have precedence over any designated beneficiary in the event of the owner's death.

After your request has been processed, you will receive a letter confirming that the Guaranteed withdrawal benefit for life has been dropped.

See "Investment options" earlier in this section for information regarding how dropping the Guaranteed withdrawal benefit for life would affect your investment options.


GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made an offer to a group of contract owners that provided for an increase in account value in return for terminating their guaranteed death benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value , the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT
(FOR ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ AND ACCUMULATOR(R) SELECT/SM/ CONTRACTS ONLY)

THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS INTENDED TO PROVIDE OPTIONS TO BENEFICIARIES IN COMPLYING WITH FEDERAL INCOME TAX RULES. THERE ARE A NUMBER OF LIMITATIONS ON WHO CAN PURCHASE THE CONTRACT, HOW THE CONTRACT IS PURCHASED, AND THE FEATURES THAT ARE AVAILABLE UNDER THE CONTRACT. A PROSPECTIVE PURCHASER SHOULD SEEK TAX ADVICE BEFORE MAKING A DECISION TO PURCHASE THE CONTRACT.

We offer the Inherited IRA beneficiary continuation contract to eligible beneficiaries under individual retirement arrangements (traditional or Roth) where the original individual retirement account or annuity was not issued by AXA Equitable. The beneficiary may want to change the investments of the "original IRA" inherited from the now-deceased IRA owner, but must take post-death required minimum distribution ("RMD") payments from an IRA that was inherited. The Inherited IRA beneficiary continuation contract has provisions intended to meet post-death RMD rules, which are similar to those of the Beneficiary continuation option ("BCO") restricted to eligible beneficiaries of contracts issued by AXA Equitable. See "Beneficiary continuation option for traditional IRA and Roth IRA contracts only" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. Further, since the Inherited IRA beneficiary continuation contract is intended to replace the investment originally selected by the now-deceased IRA owner, a prospective purchaser should carefully consider the features and investments available under the Inherited IRA beneficiary continuation contract, and the limitations and costs under the contract in comparison with the existing arrangement before making any purchase decision. Finally, the contract may not be available in all states. Please speak with your financial professional for further information.

WHO CAN PURCHASE AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

The Inherited IRA beneficiary continuation contract is offered only to beneficiaries of non-AXA Equitable contracts as follows:

..   beneficiaries of IRAs who are individuals ("IRA beneficiaries"); and

..   eligible non-spousal individual beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Non-spousal Applicable Plan beneficiaries"). The purpose is to enable such beneficiaries to elect certain post-death RMD payment choices available to them under federal income tax rules, which may not be offered under the Applicable Plan.

                        CONTRACT FEATURES AND BENEFITS

Certain trusts with only individual beneficiaries are treated as individuals and are eligible to purchase the Inherited IRA beneficiary continuation contract if such trust is either an IRA beneficiary or a Non-spousal Applicable Plan beneficiary.

HOW AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS PURCHASED

IRA BENEFICIARY. A traditional Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original traditional IRA. An Inherited Roth IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original Roth IRA. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the original traditional or Roth IRA, and not in his/her own right. For this reason, the contract must also contain the name of the deceased owner.

NON-SPOUSAL APPLICABLE PLAN BENEFICIARY. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the deceased plan participant, and not in his/her own right. For this reason, the contract must also contain the name of the deceased plan participant. In this discussion, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

LIMITATIONS ON CERTAIN FEATURES UNDER THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin no later than December 31st of the calendar year following the year the deceased owner died. Since the contract is set up to make post-death RMD payments at least once a year, the contract is not suitable for beneficiaries who do not want to take payments from this contract every year. Beneficiaries who do not want to take scheduled payments and want to wait until the 5th year after death to withdraw the entire amount of the Inherited IRA funds should not purchase this contract. Because of the contract's focus on payments, certain features noted below more suitable to long-term accumulation vehicles are not available under this contract.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY AN IRA
BENEFICIARY:

..   The Inherited IRA beneficiary continuation contract can be purchased even though you have already begun taking post-death RMD payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix VIII" for more information.

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. Subsequent contributions are limited to the first contract year only (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only).

..   The Inherited IRA contract is designed to pay you at least annually (but you can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY A NON-SPOUSAL APPLICABLE PLAN BENEFICIARY:

..   The initial contribution must be a direct rollover from the deceased plan participant's Applicable Plan and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix VIII" for more information.

..   There are no subsequent contributions.

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the Inherited IRA contract even if you are receiving payments from another IRA derived from the deceased plan participant.

FEATURES OF THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT WHICH APPLY TO EITHER TYPE OF OWNER:

..   The beneficiary of the original IRA (or the Non-spousal Applicable Plan beneficiary) will be the annuitant under the Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300.

                        CONTRACT FEATURES AND BENEFITS

   Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The GMIB I -- Asset Allocation, GMIB II -- Custom Selection and the
    "Greater of" enhanced death benefits, Spousal continuation, special dollar cost averaging program, special money market dollar cost averaging program and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply (if applicable under your Accumulator(R) Series contract). If you had elected an enhanced death benefit, it will no longer be in effect and charges for such benefit will stop. The Guaranteed minimum death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VI to find out what applies in your state.

Generally, your refund will equal your account value under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option and (iii) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

For Accumulator(R) Plus/SM/ contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; and (iii) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; and (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select/SM/ contracts). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Accumulator(R) Plus/SM/ contracts);

(ii)decreased to reflect a withdrawal (plus applicable withdrawal charges if applicable under your Accumulator(R) Series contract); or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VI later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

..   Under Option A, a transfer into the guaranteed interest option (other than a dollar cost averaging transfer) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

..   Under Option B, you may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. In connection with any transfer, you should consider providing new allocation instructions, which would be used in connection with future rebalancing. A transfer must comply with transfer rules described under "Allocating your contributions" earlier in the Prospectus.

Some states may have additional transfer restrictions. Please see Appendix VI later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option in any contract year is the greatest of:

(a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year;

(b)the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or

(c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent contract years.


You may request a transfer in writing (using our specific form) or through Online Account Access. Under Option A, you may also request a transfer by telephone using TOPS. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.


Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

As explained under "5% Roll-up to age 80 benefit base" earlier in the Prospectus, the 5% roll-up rate applies with respect to most investment options, but a 2% roll-up rate applies with respect to the EQ/Money Market variable investment option or the guaranteed interest option (not including any amounts allocated to the account for special dollar cost averaging or special money market dollar cost averaging).

Your Roll-up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 5% and the other portion that is rolling up at 2%. If you transfer account value from a 5% option to a 2% option, all or a portion of your benefit base will transfer from the 5% benefit base segment to the 2% benefit base segment. Similarly, if you transfer account value from a 2% option to a 5% option, all or a portion of your benefit base will transfer from the 2% segment to the 5% segment. To determine how much to transfer from one Roll-up benefit base segment to the other Roll-up benefit base segment, we use a pro rata calculation.

This means that we calculate the percentage of current account value in the investment options with a 5% roll-up rate that is being transferred to an investment option with a 2% roll-up (or vice versa) and transfer the same percentage of the Roll-up benefit base from one segment to the other segment. The effect of a transfer on your benefit

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up benefit base segments is generally not the same as the dollar amount of the account value transfer.

..   For example, if your account value is $30,000 and has always been invested in 5% investment options, and your benefit base is $40,000 and is all rolling up at 5%, and you transfer 50% of your account value ($15,000) to the EQ/Money Market variable investment option (a 2% investment option), then we will transfer 50% of your benefit base ($20,000) from the 5% benefit base segment to the 2% benefit base segment. Therefore, immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 5% and $20,000 will roll-up at 2%. In this example , the amount of your Roll-up benefit base rolling up at 2% is more than the dollar amount of your transfer to a 2% investment option.

..   For an additional example, if your account value is $40,000 and has always been invested in 2% investment options, and your benefit base is $30,000 and is all rolling up at 2%, and you transfer 50% of your account value ($20,000) to a 5% investment option, then we will transfer 50% of your benefit base ($15,000) from the 2% benefit base segment to the 5% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 5% and $15,000 will roll-up at 2%. In this example, the dollar amount of your benefit base rolling up at 5% is less than the dollar amount of your transfer to a 5% investment option.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

If you elect Option A for your investment options, a recurring optional rebalancing program is not available, instead you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request. If you elect Option B, we require an automatic quarterly rebalancing program. For more information about Options A and B and the rebalancing program under Option B, see "Allocating your contributions" earlier in this Prospectus.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. Withdrawals will be deducted pro rata from the applicable investment options. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" and "How withdrawals affect your GWBL" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.




---------------------------------------------------------------------------------------------------------
                                                                         METHOD OF WITHDRAWAL
                                                              -------------------------------------------
                                                              AUTO-
                                                              MATIC                   PRE-AGE   LIFETIME
                                                              PAYMENT                  59 1/2   REQUIRED
                                                              PLANS                     SUB-     MINIMUM
                                                              (GWBL           SYSTE- STANTIALLY DISTRIBU-
                       CONTRACT/(1)/                          ONLY)   PARTIAL MATIC    EQUAL      TION
---------------------------------------------------------------------------------------------------------
 NQ                                                             Yes     Yes    Yes      No        No
---------------------------------------------------------------------------------------------------------
 Traditional IRA                                                Yes     Yes    Yes      Yes       Yes
---------------------------------------------------------------------------------------------------------
 Roth IRA                                                       Yes     Yes    Yes      Yes       No
---------------------------------------------------------------------------------------------------------
 Inherited IRA                                                  No      Yes    No       No        /(2)/
---------------------------------------------------------------------------------------------------------
 QP/(3)/                                                        Yes     Yes    No       No        No
---------------------------------------------------------------------------------------------------------

(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.
(3)All payments are made to the plan trust, as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.

--------------------------------------------------------------------------------
ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
--------------------------------------------------------------------------------

AUTOMATIC PAYMENT PLANS
(FOR CONTRACTS WITH GWBL ONLY)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.


You may elect either the Maximum payment plan or the Customized payment plan at any time after your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life. You must wait at least 28 days from the Conversion effective date before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.


MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with an Annual Ratchet.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount NOT GREATER than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with an Annual Ratchet. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in this Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to

                             ACCESSING YOUR MONEY
be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate, times the last contract date anniversary benefit base value due to compounded crediting of the Roll-up rate.

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.


We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.


There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.

For all contracts except Accumulator(R) Select/SM/, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA AND QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.


If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   you must select a date that is more than three calendar days prior to your contract date anniversary; and

..   you cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.


You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time. Systematic withdrawals are not available if the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.

If you take a partial withdrawal while you are taking systematic withdrawals, your systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option.

For all contracts except Accumulator(R) Select/SM/, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

If you are taking systematic withdrawals at the time the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan at the time of the conversion to the Guaranteed withdrawal benefit for life, and you will be advised to cancel this election in the Systematic Withdrawal election form and in the Guaranteed minimum income benefit exercise notice.

                             ACCESSING YOUR MONEY

SUBSTANTIALLY EQUAL WITHDRAWALS
(TRADITIONAL IRA, ROTH IRA CONTRACTS)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them;
(ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.


You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.


For all contracts except Accumulator(R) Select/SM/, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Also, the substantially equal withdrawal program is not available if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(TRADITIONAL IRA CONTRACTS ONLY -- SEE "TAX INFORMATION" LATER IN THIS
PROSPECTUS)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.


This service is not available under QP contracts.


You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.

This service does not generate automatic required minimum distribution payments during the first calendar year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70 1/2, you must take any required minimum distributions before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your required minimum distributions may be subject to withdrawal charges, if they exceed the free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

--------------------------------------------------------------------------------
FOR TRADITIONAL IRA CONTRACTS, WE WILL SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume

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until the next contract date anniversary. Further, your GWBL benefit base and
Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

If you are enrolled in our automatic RMD service and are taking systematic withdrawals at the time the Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If your systematic withdrawal payment is a fixed dollar amount, rather than a percentage of your account value, the December 1st RMD payment will factor into any December systematic withdrawal payment. The December 1st RMD payment will not be treated as an Excess withdrawal, but any subsequent systematic withdrawals in the same contract year may be treated as Excess withdrawals. If by December 1st your systematic withdrawals have equaled or exceeded your RMD amount, any withdrawal that exceeds the Guaranteed annual withdrawal amount will be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 5% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of tax-qualified contracts (IRA and QP) generally should not reset the Roll-up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Roll-up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

We will subtract your withdrawals on a pro rata basis from your account value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals (including RMDs) will reduce your benefits on either a pro rata or dollar-for-dollar basis. Unless otherwise stated, the withdrawal deductions will be on a pro rata basis.

Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If the Guaranteed minimum income benefit is elected at issue, during the first year, with respect to the GMIB I -- Asset Allocation, the "Greater of" GMDB I enhanced death benefit, the GMIB II -- Custom Selection and the "Greater of" GMDB II enhanced death benefit, withdrawals (including any applicable withdrawal charges) will reduce each benefit's 5% Roll-up to age 80 benefit base on a pro rata basis. Beginning on the first day of the 2nd contract year, with respect to the GMIB I -- Asset Allocation, the "Greater of" GMDB I enhanced death benefit, the GMIB II -- Custom Selection and the "Greater of" GMDB II enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefit's 5% Roll-up to age 80 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 5% or less of the 5% Roll-up benefit base on the contract issue date or the most recent contract date anniversary, if later. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 5% of the benefit base on the most recent anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit base on a pro rata basis.

If the Guaranteed minimum income benefit is elected after the contract is issued, withdrawals (including any applicable withdrawal charges), will reduce each benefit's 5% Roll-up to age 80 benefit base on a pro rata basis for the remainder of the contract year in which the benefit was added. Beginning on the first day of the contract year following the contract year in which the Guaranteed minimum income benefit is added, withdrawals will reduce each of the benefit's Roll-up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 5% or less of the 5% Roll-up benefit base.

When an RMD withdrawal using our RMD program occurs, the waiting period for dollar-for-dollar withdrawals will not apply and the entire withdrawal amount will reduce the roll-up benefit base on a dollar-for-dollar basis. Reduction on a dollar-for-dollar basis means that your 5% Roll-up to age 80 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 80 benefit base will always be reduced on a pro rata basis.

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If dollar-for-dollar withdrawals were to be allowed in the first contract year, for both of the Guaranteed minimum income benefits and "Greater of" enhanced death benefits, the dollar-for-dollar withdrawal amount for the first contract year will be determined using all contributions received in the first 90 days after contract issue. For QP contracts, after the first contract year, additional contributions made during the contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year even if the benefit is added after issue.

For certain existing contract owners, the affect of withdrawals on your Guaranteed minimum income benefit and Guaranteed minimum death benefit is different. Please see Appendix VII -- "Contract variations" for more information.

If you convert from a QP contract to an IRA, your waiting period for the dollar-for-dollar withdrawal under the IRA contract will include any time that you were a participant under the QP contract.

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, any subsequent withdrawals from your contract will reduce your Guaranteed minimum death benefit base on a pro rata basis regardless of the type of "Greater of" enhanced death benefit you had elected. If you drop the Guaranteed minimum income benefit at age 80 without converting it to the Guaranteed withdrawal benefit for life, your death benefit will retain its original withdrawal treatment. See "Dropping the Guaranteed minimum income benefit after issue" described earlier under "Contract features and benefits."

HOW WITHDRAWALS AFFECT YOUR GWBL

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals,""Effect of your account value falling to zero" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

For purposes of calculating your GWBL benefit base, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

Please consider, however, that the Guaranteed withdrawal benefit for life is not beneficial to the Owner unless the Owner intends to take withdrawals.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" and "Effect of your account value falling to zero" under "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable) if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 5% of the Roll-up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable)

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and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living.

Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.


Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called "annuitization." Upon annuitization, your account value is applied to provide periodic payments as described in this section; the contract and all its benefits terminate; and you receive a supplementary contract for the periodic payments ("payout option"). The supplementary contract does not have an account value or cash value. If you choose a variable payout option, you will receive a separate prospectus related to the contract you select.


You may choose to annuitize your contract at any time, which generally is at least 13 months (five years for Accumulator(R) Plus/SM/ contracts) after the contract issue date. The contract's maturity date is the latest date on which annuitization can occur. If you do not annuitize before the maturity date and at the maturity date have not made an affirmative choice as to the type of annuity payments to be received, we will convert your contract to the default annuity payout option described in "Annuity maturity date" later in this section.

In general, your periodic payment amount upon annuitization is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization, the form of the annuity payout option you elect and the annuity purchase rate to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. Once begun, annuity payments cannot be stopped unless otherwise provided in the supplementary contract. Your contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase rate for a life annuity. We reserve the right, with advance notice to you, to change guaranteed annuity purchase rates any time after your fifth contract date anniversary and at not less than five-year intervals after the first change. (Please see your contract and SAI for more information.) In the event that we exercise our contractual right to change the guaranteed annuity purchase factors, we would segregate the account value based on contributions and earnings received prior to and after the change. When your contract is annuitized, we would calculate the payments by applying the applicable purchase factors separately to the value of the contributions received before and after the rate change. We will provide you with 60 days advance written notice of such a change.

In addition, you may apply your total account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

We currently offer you several choices of annuity payout options. The options available directly under the contract entitle you to receive fixed annuity payments. Options available under separate contracts and described in separate prospectuses enable you to receive variable annuity payments. Please see Appendix VI later in this Prospectus for variations that may apply in your state.

You can choose from among the payout annuity options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus). If the Guaranteed withdrawal benefit for life is in effect and you choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the payout annuity option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.


---------------------------------------------------------------------------------
Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
---------------------------------------------------------------------------------


..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

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..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.



The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.


We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION
(FOR THE PURPOSES OF THIS SECTION, PLEASE NOTE THAT WITHDRAWAL CHARGES DO NOT APPLY TO ACCUMULATOR(R) SELECT/SM/ CONTRACTS.)

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract.


There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments begin but it may not be earlier than thirteen months from the contract date or not earlier than five years from your Accumulator(R) Plus/SM/ contract date (in a limited number of jurisdictions this requirement may be more or less than five years). (Please see Appendix VI later in this Prospectus for information on state variations.). You can change the date your annuity payments are to begin anytime. The date may not be later than the annuity maturity date described below.


For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.


The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.


ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date.

If the Guaranteed withdrawal benefit for life is in effect under your contract and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity pay-out option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any Joint Owner or Successor Owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract's remaining cash value.

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As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced pro rata by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VI later in this Prospectus for variations that may apply in your state.

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5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select/SM/ contracts).

..   On each contract date anniversary -- a charge for each optional benefit in effect under your contract: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator :                         0.80%
   Accumulator(R) Plus/SM/:              0.95%
   Accumulator(R) Elite/SM/:             1.10%
   Accumulator(R) Select/SM/:            1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                       0.30%
   Accumulator(R) Plus/SM/:              0.35%
   Accumulator(R) Elite/SM/:             0.30%
   Accumulator(R) Select/SM/:            0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                       0.20%
   Accumulator(R) Plus/SM/:              0.25%
   Accumulator(R) Elite/SM/:             0.25%
   Accumulator(R) Select/SM/:            0.35%

                             CHARGES AND EXPENSES

ACCOUNT VALUE CHARGES

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

WITHDRAWAL CHARGE
(FOR ACCUMULATOR(R), ACCUMULATOR(R) PLUS/SM/ AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY )


A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. The withdrawal charge applicable under your Accumulator(R) contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.


The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------------------------------------------------------
                         WITHDRAWAL CHARGE AS A % OF CONTRIBUTION CONTRACT YEAR
----------------------------------------------------------------------------------------------------------------
                                                             1   2   3   4      5    6   7      8    9     10+
----------------------------------------------------------------------------------------------------------------
Accumulator(R)                                               7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --  --
----------------------------------------------------------------------------------------------------------------
Accumulator(R) Plus/SM/                                      8%  8%  7%  7%  6%      5%  4%  3%      2%  0%/(2)/
----------------------------------------------------------------------------------------------------------------
Accumulator(R) Elite/SM/                                     8%  7%  6%  5%  0%/(3)/ --  --  --      --  --
----------------------------------------------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 10th and subsequent contract years following contribution.
(3)Charge does not apply in the 5/th/ and subsequent contract years following contribution.


For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.


Please see Appendix VI later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in this Prospectus.

                             CHARGES AND EXPENSES

We may offer a version of the contract that does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount (contributions after the first contract year are allowed in QP contracts only). The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite/SM/ NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit with or without the Greater of 5% Roll-up to age 80 or the Annual Ratchet to age 80 enhanced death benefit ("Greater of" GMDB I or "Greater of" GMDB II), beginning on the first day of the 2nd contract year, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 5% of the beginning of contract year 5% Roll-up to age 80 benefit base even if such withdrawals exceed the free withdrawal amount. If you added the GMIB after the first contract year, beginning on the first day of the contract year that follows the contract year in which the GMIB was added, this same waiver will apply. Also, a withdrawal charge does not apply to a withdrawal that exceeds 5% of the beginning of contract year 5% Roll-up to age 80 benefit base as long as it does not exceed the free withdrawal amount. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal, or to any subsequent withdrawals for the life of the contract.

If the Guaranteed withdrawal benefit for life is in effect, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

Withdrawal charges will not apply when the GMIB is exercised on the contract date anniversary following age 80.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 80. If you elect the Annual Ratchet to age 80 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 80 benefit base (0.30% in New York and Washington).

"GREATER OF" GMDB I -- GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE
80. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.90% of the greater of the 5% Roll-up to age 80 or the Annual Ratchet to age 80 benefit base.


If you opt to reset your Roll-up benefit base on your contract date anniversary, we will increase the charge for this benefit to 1.05%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year.

                             CHARGES AND EXPENSES

"GREATER OF" GMDB II -- GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.10% of the greater of the 5% Roll-up to age 80 or the Annual Ratchet to age 80 benefit base. If you opt to reset your Roll-up benefit base on your contract date anniversary, we will increase the charge for this benefit to 1.25%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year.


WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money mar ket dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). If the contract is surrendered or annuitized, or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

DEATH BENEFIT UNDER CONVERTED GWBL. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, we will continue to deduct the charge for the Guaranteed minimum death benefit that is in effect prior to the conversion, including any increased fees resulting from a reset.

If the contract is surrendered or annuitized or a death benefit is paid or the "Greater of" enhanced death benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

STANDARD DEATH BENEFIT. There is no additional charge for this death benefit.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, drop the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 80, whichever occurs first. For the Guaranteed minimum income benefit I -- Asset Allocation, the charge is equal to 0.90% of the benefit base. For the Guaranteed minimum income benefit II -- Custom Selection, the charge is equal to 1.10% of the benefit base.


If you opt to reset your Roll-up benefit base on your contract date anniversary, we will increase the charge for this benefit to 1.20% for the Guaranteed minimum income benefit I -- Asset Allocation and 1.40% for the Guaranteed minimum income benefit II -- Custom Selection. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year.


We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed minimum income benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits unless the no lapse guarantee is in effect, as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, we deduct a charge for the Guaranteed withdrawal benefit for life that is equal to a percentage of your GWBL benefit base. This initial percentage is equal to the percentage of your Guaranteed minimum income benefit base that we were deducting as the Guaranteed minimum income benefit charge on the Conversion effective date. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Guaranteed minimum

                             CHARGES AND EXPENSES
income benefit base. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. After conversion, we deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. This charge will increase as the result of an Annual Ratchet, to the maximum charge of 1.20% for Guaranteed minimum income benefit I -- Asset Allocation or 1.40% for Guaranteed minimum income benefit II -- Custom Selection. We will permit you to opt out of the ratchet if the charge increases. If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed withdrawal benefit for life is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. See "Guaranteed minimum income benefit charge" earlier in this section.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.



CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

                             CHARGES AND EXPENSES

6. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time while you are alive and the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.


Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the owner's death" below. For Accumulator(R) Plus/SM/ contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. Payment of the death benefit terminates the contract.


If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, any benefits will be those which would have been purchased at the correct age. If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, and if an optional Guaranteed minimum death benefit rider would not have been issued based on the correct age: (i) the optional Guaranteed minimum death benefit rider will be revoked; (ii) the applicable charge for the benefit will be refunded and applied to the annuity account value of the contract, and
(iii) the standard death benefit will apply.

--------------------------------------------------------------------------------
WHEN WE USE THE TERMS "OWNER" AND "JOINT OWNER," WE INTEND THESE TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS
A NON-NATURAL OWNER. IF THE CONTRACT IS JOINTLY OWNED OR IS ISSUED TO A NON-NATURAL OWNER AND THE GWBL IS NOT IN EFFECT, THE DEATH BENEFIT IS PAYABLE UPON THE DEATH OF THE OLDER JOINT OWNER OR OLDER JOINT ANNUITANT, AS
APPLICABLE. UNDER CONTRACTS WITH GWBL, THE TERMS "OWNER" AND "SUCCESSOR OWNER" ARE INTENDED TO BE REFERENCES TO "ANNUITANT" AND "JOINT ANNUITANT," RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER.
--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation."

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                           PAYMENT OF DEATH BENEFIT

If you are the sole owner, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.


If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the provisions described in this paragraph will apply at the death of the younger owner, even though the Guaranteed withdrawal benefit for life is calculated using the age of the surviving older owner.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

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                           PAYMENT OF DEATH BENEFIT

..   The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life option, may continue as follows:

   -- If you elected either the Annual Ratchet to age 80 enhanced death benefit
      (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or "Greater of" GMDB I or "Greater of" GMDB II enhanced death benefit (combined with the Guaranteed minimum income benefit) and your spouse is age 75 or younger on the date of your death, and you were age 79 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 80. If you were age 80 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 80) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 80.

   -- If you elected either the Annual Ratchet to age 80 enhanced death benefit
      (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or "Greater of" GMDB I or "Greater of" GMDB II enhanced death benefit (combined with the Guaranteed minimum income benefit) and your surviving spouse is age 76 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

   -- If the Guaranteed minimum death benefit continues, the Roll-up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. The next available reset will also account for any time elapsed before the election of the Spousal Continuation. This does not apply to contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

..   If you convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

..   If the older owner of a Joint life contract under which the Guaranteed minimum income benefit converted to the Guaranteed withdrawal benefit for life at age 80 dies, and the younger spouse is age 75 or younger at the time of the older spouse's death, the elected enhanced death benefit will continue to roll up and ratchet in accordance with its terms until the contract date anniversary following the surviving spouse's age 80. If the surviving spouse is age 76 or older at the time of the older spouse's death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up benefit base reset.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   If the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to

                           PAYMENT OF DEATH BENEFIT
beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VI later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit feature, adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the Guaranteed minimum income benefit, an optional enhanced death benefit or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

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                           PAYMENT OF DEATH BENEFIT

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..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the Guaranteed minimum income benefit, an optional enhanced death benefit or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

IF THE DECEASED IS THE OWNER OR THE OLDER JOINT OWNER:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

IF THE DECEASED IS THE YOUNGER NON-SPOUSAL JOINT OWNER:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

                           PAYMENT OF DEATH BENEFIT

7. Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES



CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

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                                TAX INFORMATION

Annuitization under a Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).


Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments, Guaranteed withdrawal benefit for life Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.


PARTIAL ANNUITIZATION.


The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.


Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.


TAXATION OF LIFETIME WITHDRAWALS UNDER THE GUARANTEED WITHDRAWAL BENEFIT FOR
LIFE

We treat any withdrawals under the contract as non-annuity payments for income tax purposes. (This includes Guaranteed annual withdrawal amounts received after age 80 but before the Maturity Date. Payments made after the Maturity Date are discussed under "Annuity payments" above.)

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

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1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source con-
   tract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the issued in exchange contract.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.


ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income may have to pay an additional surtax of 3.8% for taxable years beginning after December 31, 2012. (This tax has been informally referred to as the "Medicare Tax.") For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or
b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

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INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. We also offer Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs. Inherited IRA contracts are available for all Accumulator(R) Series contracts except Accumulator(R) Plus/SM/.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts (including Inherited IRA contracts) for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.


The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.


SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married


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individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the nonworking spouse reaches age
70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2013 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 "catch-up" contributions ($6,500 for 2013). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself: You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover: You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

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You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your

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qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


Certain distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older if made by December 31, 2013.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st -- April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions --"account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death

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beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method."
That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary. "PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in this Prospectus for more information. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

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The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.


REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan or a governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

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CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2 the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12 month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

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..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

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..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan. If a non-periodic distribution from a qualified plan is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.

MANDATORY WITHHOLDING FROM QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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8. More information

--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of the Separate Account's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;


(7)to cause one or more variable investment options to invest some or all of their assets in one or more other or investment companies;


(8)to limit or terminate contributions or transfers into any of the variable investment options; and

(9)to limit the number of variable investment options you may select.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plans, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus/SM/ contracts, credits allocated to your account value are funded from our general account.

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The general account is subject to regulation and supervision by the New York
State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business

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   day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after receipt of the transfer request.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

If the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, and/or the Guaranteed withdrawal benefit for life (collectively, the "Benefit") is in effect, generally the Benefit will automatically terminate if you change ownership of the contract. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the Benefit will continue to be based on

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your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

See Appendix VI later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA or QP contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA or QP contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you have elected the GWBL on a Joint Life basis and subsequently get divorced, we will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two Single Life contracts.

If the division of the contract occurs before any withdrawal has been made and after the Conversion effective date, the Applicable percentage under each new contract will be adjusted to a Single Life Applicable percentage for your Guaranteed annual withdrawal amount and will be based on each respective individual's age at the time of first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made and after the Conversion effective date and if the Conversion effective date is a contract date anniversary prior to your 85th birthday, the Joint Life Applicable percentage that was in effect at the time of the split will remain in effect for each contract.

If the division of the contract occurs after any withdrawal has been made at least thirty days after the Conversion effective date and if the Conversion effective date is the contract date anniversary following your 85th birthday, the Joint Life Applicable percentage that was in effect at the time of the split will remain in effect for each contract. The Joint Life Applicable percentage that was in effect may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

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The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.


AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.


AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.


AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.


The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. This compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based

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compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.


ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of their assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2012) received additional payments. These additional payments ranged from $200 to $5,352,846. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Ash Brokerage Corporation
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corporation
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Farmers Financial Solutions
Financial Network Investment Corporation
First Allied Securities, Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Harvest Capital, LLC
ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
LPL Financial Corporation
Lucia Securities
Meridian Financial Group
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney
Multi-Financial Securities Corporation
National Planning Holdings, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James Financial Services
RBC Capital Markets Corporation
Robert W Baird & Company
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc
SunTrust Investments
The Advisor Group
Transamerica Financial Advisors, Inc.
Triad Advisors
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Wells Fargo Network

                               MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.



---------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------
                                          2012    2011    2010    2009    2008   2007   2006
---------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
---------------------------------------------------------------------------------------------
   Unit value                            $ 12.64 $ 11.80 $ 12.24 $ 11.27     --     --     --
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    40,235  28,556  17,844   4,766     --     --     --
---------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
---------------------------------------------------------------------------------------------
   Unit value                            $ 12.36 $ 11.69 $ 12.01 $ 11.14     --     --     --
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,752  11,232   8,028   2,471     --     --     --
---------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
---------------------------------------------------------------------------------------------
   Unit value                            $ 11.56 $ 11.21 $ 11.28 $ 10.65     --     --     --
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,605   8,013   5,075   1,386     --     --     --
---------------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
---------------------------------------------------------------------------------------------
   Unit value                            $ 13.43 $ 12.23 $ 12.97 $ 11.76     --     --     --
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    40,324  30,523  22,971   9,085     --     --     --
---------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
---------------------------------------------------------------------------------------------
   Unit value                            $ 13.27 $ 12.24 $ 12.83 $ 11.73     --     --     --
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    57,455  43,029  29,673   9,521     --     --     --
---------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------
   Unit value                            $ 17.72 $ 15.53 $ 15.84 $ 12.04 $ 8.99 $16.46 $14.29
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,306   3,319   3,127   2,475  2,070  1,013    213
---------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------
   Unit value                            $ 10.25 $  8.89 $  9.96 $  8.12 $ 6.42 $ 9.76 $10.82
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,707   3,890   3,834   3,612  2,521  1,033    123
---------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------
   Unit value                            $ 13.78 $ 12.29 $ 12.85 $ 11.59 $ 9.02 $14.40 $14.42
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,292   9,486   8,518   7,088  3,987  1,992    385
---------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------
   Unit value                            $  2.72 $  2.34 $  2.38 $  2.09 $ 1.90 $ 2.84 $ 2.77
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    16,909  15,306  13,840  12,019  8,373  3,300    989
---------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------
   Unit value                            $ 11.69 $ 10.14 $ 10.25 $  9.23 $ 7.14 $13.22 $11.94
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       596     595     731     723    594    324    101
---------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



-----------------------------------------------------------------------------------------------
                                                   FOR THE YEARS ENDING DECEMBER 31,
                                         ------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006
-----------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-----------------------------------------------------------------------------------------------
   Unit value                            $ 14.30 $ 12.34 $ 12.02 $ 10.52 $  8.11 $ 13.61 $13.57
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,211   3,141   3,105   3,080   2,728   2,267    276
-----------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 12.68 $ 11.11 $ 11.20 $  9.79 $  7.73 $ 13.94 $13.65
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,761   6,092   6,298   6,300   3,919   2,328    869
-----------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 11.05 $ 10.85 $ 10.49 $ 10.05 $  9.91 $ 11.03 $10.84
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,514  10,017  10,201   9,215   3,840   3,598  1,106
-----------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-----------------------------------------------------------------------------------------------
   Unit value                            $ 10.01 $  9.06 $  9.63 $  8.73 $  6.67 $ 11.11 $10.85
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,086   7,529   8,228   8,363   7,157   3,823    406
-----------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 13.98 $ 12.29 $ 12.27 $ 10.87 $  8.75 $ 14.14 $13.65
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,443   9,406   9,058   8,430   4,505   2,496    553
-----------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-----------------------------------------------------------------------------------------------
   Unit value                            $  8.75 $  7.73 $  8.19 $  7.52 $  5.93 $  9.52     --
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    44,245  47,962  51,107  53,600  48,476  21,512     --
-----------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
-----------------------------------------------------------------------------------------------
   Unit value                            $ 11.38 $ 11.42 $ 10.99 $ 10.68 $ 11.07 $ 10.83 $10.27
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,806   5,613   4,344   4,131   2,411     353     63
-----------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 14.28 $ 12.44 $ 15.18 $ 14.08 $ 10.54 $ 19.36 $17.03
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,469   5,764   5,762   5,399   3,339   1,892    625
-----------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 12.54 $ 10.93 $ 12.61 $ 12.14 $  9.68 $ 19.90 $18.04
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,533   6,997   7,476   7,762   7,019   4,042    800
-----------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 14.25 $ 12.29 $ 14.85 $ 14.19 $ 11.04 $ 19.62 $18.04
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,356   4,719   4,897   4,627   3,778   2,421    590
-----------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-----------------------------------------------------------------------------------------------
   Unit value                            $ 13.12 $ 11.45 $ 12.24 $ 11.05 $  8.46 $ 14.23 $14.59
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,604   1,706   1,627   1,315     893     648    104
-----------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 13.09 $ 11.53 $ 12.20 $ 10.82 $  8.67 $ 14.03 $13.69
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       688     704     636     588     365     162     37
-----------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 15.33 $ 13.54 $ 13.40 $ 11.71 $  8.71 $ 13.84 $12.31
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,095   2,019   1,820   1,648   1,472     881    180
-----------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 14.51 $ 12.93 $ 13.60 $ 12.04 $  9.04 $ 14.83 $13.00
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,339   4,628   1,994   1,863   1,333     747     58
-----------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



-------------------------------------------------------------------------------------------
                                                 FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------
                                          2012    2011    2010   2009   2008   2007   2006
-------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------
   Unit value                            $  6.71 $  5.83 $ 5.92 $ 5.24 $ 4.45 $10.42 $11.22
-------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,475   7,147  3,116  2,573  1,673  1,065    314
-------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------
   Unit value                            $ 11.37 $  9.94 $10.61 $ 9.54 $ 8.03 $14.35 $15.23
-------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,186   4,541  4,942  5,376  5,760  5,014  1,142
-------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------
   Unit value                            $ 12.62 $ 11.08 $12.27 $10.91 $ 8.81 $12.92 $11.83
-------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,932   3,230  2,940  2,462  1,142    524     92
-------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------
   Unit value                            $  6.85 $  5.80 $ 6.58 $ 5.80 $ 4.28 $ 7.26 $ 6.33
-------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,153   9,721  8,917  7,396  5,559  3,231    363
-------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------
   Unit value                            $ 14.87 $ 12.87 $13.36 $10.76 $ 8.00 $15.98 $14.99
-------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,124   5,047  5,233  5,325  3,947  2,442    587
-------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------
   Unit value                            $ 15.36 $ 13.12 $14.68 $12.15 $ 9.06 $15.19 $15.64
-------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,944   7,540  8,296  9,184  1,612  1,507    506
-------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------
   Unit value                            $ 10.12 $ 10.26 $10.39 $10.53 $10.67 $10.58 $10.24
-------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,061   5,651  5,496  8,093  6,707  1,895    702
-------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
-------------------------------------------------------------------------------------------
   Unit value                            $ 16.59 $ 15.46 $16.97 $13.00 $ 8.38 $16.12 $13.35
-------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,514   5,727  5,277  4,560  3,390  1,545    298
-------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------
   Unit value                            $ 11.28 $  9.50 $10.53 $ 9.26 $ 6.77 $11.58 $11.10
-------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,026   5,123  4,348  3,449  2,631  1,541    158
-------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------
   Unit value                            $ 11.34 $ 11.20 $11.21 $10.69 $10.21 $11.07 $10.73
-------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,910   6,495  5,967  4,912  1,880  1,453    364
-------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------
   Unit value                            $ 15.63 $ 13.70 $14.46 $11.64 $ 9.35 $14.39 $14.85
-------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,556   4,801  5,026  4,873  2,215  1,354    370
-------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------
   Unit value                            $  7.07 $  6.02 $ 6.22 $ 5.42 $ 3.85 $ 6.75 $ 6.37
-------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,236  10,315  9,277  7,194  2,900  1,437    154
-------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------
   Unit value                            $  9.23 $  7.84 $ 8.66 $ 8.13 $ 6.33 $10.84 $10.76
-------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,757   4,890  5,019  5,026  4,870  4,461    526
-------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------
                                          2012    2011    2010    2009   2008   2007   2006
--------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------
   Unit value                            $  2.27 $  2.04 $  2.13 $ 1.90 $ 1.46 $ 2.46 $ 2.47
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,858   5,726   5,355  4,312  2,891  2,349    473
--------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------
   Unit value                            $ 11.64 $  9.96 $ 10.30 $ 9.06 $ 7.15 $11.48 $11.93
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,044   2,990   2,995  2,994  2,784  2,074    664
--------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------
   Unit value                            $ 16.80 $ 14.13 $ 15.21 $13.14 $ 9.49 $13.28 $12.09
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,970   5,492   3,985  2,913    807    550     81
--------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------
   Unit value                            $ 12.30 $ 10.91 $ 11.79 $10.16 $ 7.50 $14.25 $12.96
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,523   3,713   4,150  2,900    529    238     94
--------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------
   Unit value                            $ 13.90 $ 13.35 $ 12.78 $12.20 $11.41 $11.28 $10.76
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    16,972  13,377  11,264  8,726  2,680  1,109    333
--------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------
   Unit value                            $ 13.56 $ 11.67 $ 14.41 $13.65 $10.65 $20.44 $18.42
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,570   3,762   3,852  3,873  2,606  1,524    386
--------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------
   Unit value                            $ 12.45 $ 11.01 $ 12.04 $10.94 $ 8.36 $14.02 $13.53
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       941     992     928    759    507    349     62
--------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------
   Unit value                            $ 14.16 $ 12.41 $ 13.31 $11.92 $ 9.83 $15.92 $15.57
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,656   2,985   3,101  3,180  2,483  1,212    264
--------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------
   Unit value                            $ 15.01 $ 13.17 $ 14.49 $11.57 $ 8.27 $14.84 $13.44
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,105   2,147   2,136  1,900  1,229    725    212
--------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------
   Unit value                            $ 15.94 $ 14.07 $ 16.45 $13.34 $ 9.36 $14.81 $15.00
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,825   2,972   2,689  2,341  1,300    778    224
--------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------
   Unit value                            $  4.55 $  4.14 $  4.98 $ 3.95 $ 2.98 $ 5.21 $ 5.09
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,860   7,121   7,726  7,492  4,840  3,439    574
--------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------
   Unit value                            $ 12.93 $ 11.22 $ 12.49 $10.17 $ 8.15 $13.29 $14.93
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,469   1,461   1,478  1,415    910    704    327
--------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------
   Unit value                            $ 14.47 $ 12.92 $ 13.76 $11.84 $ 7.57 $14.50 $12.42
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,481   3,374   3,303  3,012  1,902    986    112
--------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.45 $11.67 $12.16 $11.24     --     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      592    419    256     52     --     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.18 $11.56 $11.93 $11.12     --     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      483    408    286     73     --     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.39 $11.09 $11.20 $10.62     --     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      405    359    357    151     --     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.23 $12.10 $12.88 $11.73     --     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      853    759    529    200     --     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.08 $12.11 $12.75 $11.70     --     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,151    949    754    504     --     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $21.24 $18.69 $19.14 $14.61 $10.96 $20.14 $17.56 $16.39 $14.95 $13.34
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      427    418    455    346    421    443    462    372    312    478
--------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.99 $ 8.70 $ 9.79 $ 8.01 $ 6.36 $ 9.71 $10.81     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      281    379    382    380    377    421     38     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $21.80 $19.51 $20.49 $18.56 $14.49 $23.24 $23.37 $19.66 $19.43 $17.87
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      833    960    954    880    834    842    856    849    802    502
--------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.31 $ 5.46 $ 5.57 $ 4.90 $ 4.47 $ 6.71 $ 6.59 $ 5.78 $ 5.54     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,840    634    806    611    730    571    504    326     15     --
--------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.41 $ 7.33 $ 7.44 $ 6.72 $ 5.23 $ 9.71 $ 8.81 $ 8.51 $ 7.96 $ 7.82
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      127    122    129    265    286    373    353    314    204    249
--------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.09 $11.34 $11.09 $ 9.74 $ 7.54 $12.71 $12.72 $11.55 $11.08 $10.16
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,683  1,901  2,012  2,196  2,528  3,063  1,393  1,585  1,200    776
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $217.02 $191.00 $193.27 $169.68 $134.51 $243.48 $239.38 $219.99 $214.55 $191.26
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        41      45      55      60      63      65      73      73      64      29
------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.81 $ 13.62 $ 13.22 $ 12.71 $ 12.59 $ 14.07 $ 13.88 $ 13.57 $ 13.50 $ 13.20
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,402   1,355   1,424   1,504   1,216   1,473   1,477   1,527   1,343   1,175
------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.75 $  8.87 $  9.46 $  8.61 $  6.60 $ 11.05 $ 10.84      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,436   1,593   1,664   1,601   1,517   1,189     216      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 28.62 $ 25.27 $ 25.32 $ 22.52 $ 18.20 $ 29.54 $ 28.64 $ 25.31 $ 24.66 $ 22.76
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,509   1,194   1,278   1,432   1,308   1,547   1,418   1,604   1,386   1,074
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.55 $  7.58 $  8.07 $  7.44 $  5.89 $  9.49      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,946   4,136   4,481   4,971   5,195   2,805      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.38 $ 19.52 $ 18.86 $ 18.41 $ 19.16 $ 18.82 $ 17.92 $ 17.67 $ 17.76 $ 17.72
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       470     457     948     875     948     404     376     481     416     458
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.57 $ 10.12 $ 12.39 $ 11.54 $  8.68 $ 16.01 $ 14.13 $ 12.06 $ 10.47 $  9.38
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,808   2,069   2,230   2,278   2,341   2,289   3,208   2,337   1,926   1,026
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.98 $ 10.48 $ 12.15 $ 11.74 $  9.40 $ 19.41 $ 17.67 $ 14.55 $ 12.84 $ 11.05
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,245   1,332   1,511   1,714   1,924   2,236   1,508   1,037     649     530
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.06 $ 14.77 $ 17.93 $ 17.19 $ 13.43 $ 23.97 $ 22.13 $ 17.91 $ 16.44 $ 13.75
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       751     843     914     984   1,000   1,136   1,052     782     522     441
------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.62 $ 11.94 $ 12.82 $ 11.61 $  8.93 $ 15.08 $ 15.53 $ 13.12 $ 12.84 $ 11.78
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       230     247     256     275     280     288     351     347     370     307
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.60 $  8.49 $  9.02 $  8.03 $  6.46 $ 10.50 $ 10.28 $  9.26 $  8.79 $  8.03
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       277     284     330     367     389     458     510     603     610     598
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.27 $  7.33 $  7.29 $  6.39 $  4.78 $  7.62 $  6.80 $  6.96 $  6.16 $  5.78
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       955     864     906   1,047   1,004   1,050   1,042   1,055     981     856
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.89 $ 14.21 $ 15.00 $ 13.34 $ 10.06 $ 16.57 $ 14.58 $ 13.76 $ 12.84 $ 11.60
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       924   1,072     204     249     298     492     192     184     149      93
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.51 $ 5.68 $ 5.80 $ 5.15 $ 4.39 $10.32 $11.17 $10.63     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,321  1,412    832    868    847    809    532    144     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.66 $11.12 $11.91 $10.76 $ 9.09 $16.31 $17.38 $14.57 $14.06 $12.60
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,671  1,875  2,059  2,313  2,668  3,123  2,507  2,363  2,169  1,481
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.15 $10.71 $10.91 $10.63 $ 8.62 $12.70 $11.67 $10.54     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      414    517    473    455    425    442    196     84     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/ MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.96 $12.71 $14.48 $12.82 $ 9.50 $16.18 $14.17 $11.47     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,165  1,217  1,214    777    796    665    269     56     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.17 $10.57 $11.02 $ 8.92 $ 6.66 $13.35 $12.57 $11.47 $10.97 $ 9.62
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,423  1,481  1,672  1,781  1,863  2,166  1,890  1,556  1,391    883
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.26 $13.95 $15.67 $13.01 $ 9.74 $16.40 $16.96 $15.34 $14.02 $12.10
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,445  1,617  1,830  2,158    902  1,069  1,156  1,107  1,007    636
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $25.91 $26.36 $26.82 $27.28 $27.75 $27.65 $26.86 $26.15 $25.92 $26.17
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      514    623    729  1,227  1,943  1,051   1102    845    349    434
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.09 $15.05 $16.59 $12.75 $ 8.26 $15.95 $13.26 $12.34     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      870    927    889    885    695    782    297    179     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.00 $ 9.30 $10.35 $ 9.14 $ 6.71 $11.51 $11.08     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,214  1,215  1,073    860    786    674     83     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.13 $15.98 $16.06 $15.38 $14.75 $16.06 $15.63 $15.31 $15.27 $14.97
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      765    816    941  1,133    502    626    590    573    555    512
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.05 $15.01 $15.91 $12.86 $10.37 $16.02 $16.60 $14.35 $14.00 $12.10
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      733    734    850  1,024    720    713    744    596    575    449
--------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.74 $14.32 $14.85 $12.98 $ 9.26 $16.30 $15.46 $16.39 $16.03     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      676    571    606    610    421    401     47     41      6     --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.00 $ 7.67 $ 8.51 $ 8.02 $ 6.27 $10.78 $10.75     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      634    657    694    735    848    853    178     --     --     --
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.46 $ 4.92 $ 5.15 $ 4.63 $ 3.56 $ 6.04 $ 6.07 $ 5.41 $ 5.05     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      212    186    161    166    153     89    104     69     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.29 $ 9.70 $10.07 $ 8.89 $ 7.04 $11.36 $11.85 $10.40     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      452    581    587    490    545    539    602    296     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.76 $ 9.94 $10.74 $ 9.31 $ 6.75 $ 9.49 $ 8.67 $ 8.33 $ 8.15 $ 7.75
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,807  1,264    957    537    353    249    215    280    377    218
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $51.27 $45.67 $49.57 $42.88 $31.77 $60.62 $55.37 $53.59 $50.38 $45.72
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      179    206    250    144     53     56     47     25     28     10
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.25 $13.74 $13.21 $12.66 $11.89 $11.80 $11.30 $11.08 $11.07 $10.84
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,885  2,442  3,414  3,238  3,511  1,494  2,030  1,611  1,424  1,202
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.95 $10.33 $12.81 $12.18 $ 9.54 $18.39 $16.64 $13.51 $11.90 $10.27
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      636    719    842    967    951  1,047  1,030    783    806    360
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.88 $ 9.67 $10.61 $ 9.68 $ 7.43 $12.50 $12.11 $10.85 $10.34 $ 9.59
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      327    380    416    452    447    473    453    353    272    238
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.52 $11.02 $11.87 $10.67 $ 8.83 $14.37 $14.10 $12.02 $11.42 $10.15
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      677    773    753    860    921  1,210  1,363  1,238  1,242    726
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.70 $10.31 $11.39 $ 9.13 $ 6.55 $11.81 $10.74 $ 9.96 $ 9.35 $ 8.52
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,046    736    783    810    813    934  1,035  1,075  1,055    731
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.19 $12.57 $14.76 $12.02 $ 8.47 $13.46 $13.68 $12.13 $11.49 $10.15
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      641    726    760    803    727    805  1,010    876  1,011    560
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.46 $ 6.81 $ 8.22 $ 6.55 $ 4.95 $ 8.71 $ 8.54 $ 7.89 $ 7.46     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      579    584    746    786    687    788    475    242     59     --
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.10 $14.03 $15.68 $12.81 $10.31 $16.88 $19.05 $16.69 $16.22 $14.09
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      475    494    612    586    666    748  1,201    991    884    641
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.83 $10.61 $11.34 $ 9.80 $ 6.29 $12.10 $10.41 $ 9.87 $ 9.02 $ 8.74
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      572    579    705    766    462    597    350    311    306     98
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Purchase considerations for QP contracts(1)

--------------------------------------------------------------------------------

This information is provided for historical purposes only. The contracts are no longer available to new purchasers.

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum aggregate contributions for any contract year is 100% of first-year contributions.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.


All payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit, prior to the contract conversion.


AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2 trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 5% of the Guaranteed minimum income benefit Roll-up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and


..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust and may not be rollover eligible.


Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

-------------
(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts owners only.

             APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:

-------------------------------------------------------------------------------------------------------
                                                      5% ROLL-UP TO AGE 80    ANNUAL RATCHET TO AGE 80
  END OF CONTRACT YEAR         ACCOUNT VALUE              BENEFIT BASE              BENEFIT BASE
-------------------------------------------------------------------------------------------------------
           1                      $102,000               $105,000/(4)/             $102,000/(1)/
-------------------------------------------------------------------------------------------------------
           2                      $112,200               $110,250/(3)/             $112,200/(1)/
-------------------------------------------------------------------------------------------------------
           3                      $125,664               $115,763/(3)/             $125,664/(1)/
-------------------------------------------------------------------------------------------------------
           4                      $100,531               $121,551/(3)/             $125,664/(2)/
-------------------------------------------------------------------------------------------------------
           5                      $110,584               $127,628/(4)/             $125,664/(2)/
-------------------------------------------------------------------------------------------------------
           6                      $123,854               $134,010/(4)/             $125,664/(2)/
-------------------------------------------------------------------------------------------------------
           7                      $123,854               $140,710/(4)/             $125,664/(2)/
-------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 2.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 80

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 80 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 80 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 FOR "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under 5% Roll-up to age 80 or the Annual Ratchet to age 80.

(3)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 80.

(4)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on 5% Roll-up to age 80.

                                     III-1

                 APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE

The following illustrates the enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                  5% ROLL-UP TO AGE 80 ANNUAL RATCHET TO AGE 80
         END OF CONTRACT YEAR                         ACCOUNT VALUE                   BENEFIT BASE           BENEFIT BASE
-------------------------------------------------------------------------------------------------------------------------------
                   1                                    $106,080                        $105,000/(3)/          $106,080/(1)/
-------------------------------------------------------------------------------------------------------------------------------
                   2                                    $116,688                        $110,250/(3)/          $116,688/(1)/
-------------------------------------------------------------------------------------------------------------------------------
                   3                                    $130,691                        $115,763/(3)/          $130,691/(1)/
-------------------------------------------------------------------------------------------------------------------------------
                   4                                    $104,552                        $121,551/(3)/          $130,691/(2)/
-------------------------------------------------------------------------------------------------------------------------------
                   5                                    $115,008                        $127,628/(3)/          $130,691/(2)/
-------------------------------------------------------------------------------------------------------------------------------
                   6                                    $128,809                        $134,010/(4)/          $130,691/(2)/
-------------------------------------------------------------------------------------------------------------------------------
                   7                                    $128,809                        $140,710/(4)/          $130,691/(2)/
-------------------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 2.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 80

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 80 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 80 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 FOR "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under 5% Roll-up to age 80 or the Annual Ratchet to age 80.

(3)At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 80.

(4)At the end of contract years 6 and 7, the enhanced death benefit will be based on 5% Roll-up to age 80.

                                     III-2

                 APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE

Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "Greater of" GMDB II enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit, including the conversion to the Guaranteed withdrawal benefit for life at age 80, under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.34)% and 3.66% for Accumulator(R) contracts; (2.59)% and 3.41% for Accumulator(R) Plus/SM/ contracts; (2.69)% and 3.31% for Accumulator(R) Elite/SM/ contracts; and (2.74)% and 3.26% for Accumulator(R) Select/SM/ contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the Guaranteed minimum income benefit and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" GMDB II enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 80 and under reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.

The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 80 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.54%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.25% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80,


-----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 5% ROLL-UP
                                            TO AGE 80 OR THE
                                            ANNUAL RATCHET                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                            TO AGE 80 GUARANTEED   TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                MINIMUM DEATH BENEFIT  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   ("GREATER OF" GMDB II) ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%          6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000     100,000    100,000   100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     95,008 100,987 88,008  93,987 105,000     105,000    107,000   107,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     90,035 101,891 83,035  94,891 110,250     110,250    114,350   114,350      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     85,073 102,704 79,073  96,704 115,763     115,763    122,068   122,068      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     80,118 103,416 74,118  97,416 121,551     121,551    130,171   130,171      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     75,161 104,018 70,161  99,018 127,628     127,628    138,679   138,679      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     70,197 104,500 67,197 101,500 134,010     134,010    147,613   147,613      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     65,219 104,850 64,219 103,850 140,710     140,710    156,994   156,994      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     60,220 105,057 60,220 105,057 147,746     147,746    166,844   166,844      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     55,192 105,108 55,192 105,108 155,133     155,133    177,186   177,186      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     50,128 104,990 50,128 104,990 162,889     162,889    188,045   188,045    7,268     7,268    7,268     7,268
-----------------------------------------------------------------------------------------------------------------------------
75     15     23,857 101,339 23,857 101,339 207,893     207,893    251,050   251,050   10,430    10,430   10,430    10,430
-----------------------------------------------------------------------------------------------------------------------------
80     20          0  90,930      0  90,930       0     265,330          0   331,462   15,070    15,070   15,070    15,070
-----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


--------------------------------------------------------------------------------------------------------------------
                                       GREATER OF 5% ROLL-UP
                                       TO AGE 80 OR THE
                                       ANNUAL RATCHET
                                       TO AGE 80 GUARANTEED    TOTAL DEATH BENEFIT
    CONTRACT                           MINIMUM DEATH BENEFIT   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE ("GREATER OF" GMDB II)  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%          6%          0%         6%        0%     6%     0%        6%
--------------------------------------------------------------------------------------------------------------------
80     20    0     90,930   0   90,930 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
85     25    0     75,812   0   75,812 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
90     30    0     58,024   0   58,024 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
95     35    0     37,032   0   37,032 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80,


-----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 5% ROLL-UP
                                            TO AGE 80 OR THE
                                            ANNUAL RATCHET                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                            TO AGE 80 GUARANTEED   TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                MINIMUM DEATH BENEFIT  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   ("GREATER OF" GMDB II) ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%          6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    104,000 104,000 96,000  96,000 100,000     100,000    100,000   100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     98,642 104,860 90,642  96,860 105,000     105,000    107,000   107,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     93,325 105,631 85,325  97,631 110,250     110,250    114,350   114,350      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     88,043 106,304 81,043  99,304 115,763     115,763    122,068   122,068      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     82,789 106,870 75,789  99,870 121,551     121,551    130,171   130,171      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     77,554 107,319 71,554 101,319 127,628     127,628    138,679   138,679      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     72,333 107,642 67,333 102,642 134,010     134,010    147,613   147,613      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     67,117 107,828 63,117 103,828 140,710     140,710    156,994   156,994      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     61,900 107,864 58,900 104,864 147,746     147,746    166,844   166,844      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     56,673 107,739 54,673 105,739 155,133     155,133    177,186   177,186      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     51,428 107,439 51,428 107,439 162,889     162,889    188,045   188,045    7,268     7,268    7,268     7,268
-----------------------------------------------------------------------------------------------------------------------------
75     15     24,541 102,809 24,541 102,809 207,893     207,893    251,050   251,050   10,430    10,430   10,430    10,430
-----------------------------------------------------------------------------------------------------------------------------
80     20          0  91,341      0  91,341       0     265,330          0   331,462   15,070    15,070   15,070    15,070
-----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


--------------------------------------------------------------------------------------------------------------------
                                       GREATER OF 5% ROLL-UP
                                       TO AGE 80 OR THE
                                       ANNUAL RATCHET
                                       TO AGE 80 GUARANTEED    TOTAL DEATH BENEFIT
    CONTRACT                           MINIMUM DEATH BENEFIT   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE ("GREATER OF" GMDB II)  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%          6%          0%         6%        0%     6%     0%        6%
--------------------------------------------------------------------------------------------------------------------
80     20    0     91,341   0   91,341 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
85     25    0     75,161   0   75,161 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
90     30    0     56,351   0   56,351 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
95     35    0     34,391   0   34,391 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80,


-----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 5% ROLL-UP
                                            TO AGE 80 OR THE
                                            ANNUAL RATCHET                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                            TO AGE 80 GUARANTEED   TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                MINIMUM DEATH BENEFIT  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   ("GREATER OF" GMDB II) ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%          6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000  92,000 100,000     100,000    100,000   100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     94,659 100,638 86,659  92,638 105,000     105,000    107,000   107,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     89,365 101,180 82,365  94,180 110,250     110,250    114,350   114,350      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     84,110 101,617 78,110  95,617 115,763     115,763    122,068   122,068      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     78,887 101,939 73,887  96,939 121,551     121,551    130,171   130,171      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     73,688 102,136 73,688 102,136 127,628     127,628    138,679   138,679      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     68,507 102,199 68,507 102,199 134,010     134,010    147,613   147,613      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     63,335 102,117 63,335 102,117 140,710     140,710    156,994   156,994      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     58,165 101,878 58,165 101,878 147,746     147,746    166,844   166,844      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     52,990 101,468 52,990 101,468 155,133     155,133    177,186   177,186      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     47,800 100,877 47,800 100,877 162,889     162,889    188,045   188,045    7,268     7,268    7,268     7,268
-----------------------------------------------------------------------------------------------------------------------------
75     15     21,214  94,659 21,214  94,659 207,893     207,893    251,050   251,050   10,430    10,430   10,430    10,430
-----------------------------------------------------------------------------------------------------------------------------
80     20          0  81,394      0  81,394       0     265,330          0   331,462        0    15,070        0    15,070
-----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


--------------------------------------------------------------------------------------------------------------------
                                       GREATER OF 5% ROLL-UP
                                       TO AGE 80 OR THE
                                       ANNUAL RATCHET          TOTAL DEATH BENEFIT
                                       TO AGE 80 GUARANTEED     WITH THE
    CONTRACT                           MINIMUM DEATH BENEFIT    EARNINGS            GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE ("GREATER OF" GMDB II)  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%          6%          0%         6%        0%     6%     0%        6%
--------------------------------------------------------------------------------------------------------------------
80     20    0     81,394   0   81,394 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
85     25    0     63,202   0   63,202 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
90     30    0     42,126   0   42,126 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
95     35    0     17,612   0   17,612 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT
   FOR LIFE AT AGE 80,


------------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 5% ROLL-UP
                                             TO AGE 80 OR THE
                                             ANNUAL RATCHET                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                             TO AGE 80 GUARANTEED   TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                 MINIMUM DEATH BENEFIT  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE    ("GREATER OF" GMDB II) ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%      6%      0%          6%         0%        6%        0%        6%       0%        6%
------------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 100,000 100,000 100,000     100,000    100,000   100,000      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
61      1     94,610 100,589  94,610 100,589 105,000     105,000    107,000   107,000      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
62      2     89,270 101,079  89,270 101,079 110,250     110,250    114,350   114,350      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
63      3     83,973 101,462  83,973 101,462 115,763     115,763    122,068   122,068      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
64      4     78,712 101,729  78,712 101,729 121,551     121,551    130,171   130,171      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
65      5     73,480 101,870  73,480 101,870 127,628     127,628    138,679   138,679      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
66      6     68,268 101,874  68,268 101,874 134,010     134,010    147,613   147,613      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
67      7     63,070 101,731  63,070 101,731 140,710     140,710    156,994   156,994      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
68      8     57,876 101,430  57,876 101,430 147,746     147,746    166,844   166,844      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
69      9     52,681 100,957  52,681 100,957 155,133     155,133    177,186   177,186      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
70     10     47,474 100,300  47,474 100,300 162,889     162,889    188,045   188,045    7,268     7,268    7,268     7,268
------------------------------------------------------------------------------------------------------------------------------
75     15     20,849  93,733  20,849  93,733 207,893     207,893    251,050   251,050   10,430    10,430   10,430    10,430
------------------------------------------------------------------------------------------------------------------------------
80     20          0  80,087       0  80,087       0     265,330          0   331,462        0    15,070        0    15,070
------------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


--------------------------------------------------------------------------------------------------------------------
                                       GREATER OF 5% ROLL-UP
                                       TO AGE 80 OR THE
                                       ANNUAL RATCHET
                                       TO AGE 80 GUARANTEED    TOTAL DEATH BENEFIT
    CONTRACT                           MINIMUM DEATH BENEFIT   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE ("GREATER OF" GMDB II)  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%          6%          0%         6%        0%     6%     0%        6%
--------------------------------------------------------------------------------------------------------------------
80     20    0     80,087   0   80,087 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
85     25    0     61,497   0   61,497 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
90     30    0     40,012   0   40,012 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
95     35    0     15,086   0   15,086 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

Appendix V: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

-----------------------------------------------------------------------------------------
                                        NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
-----------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                   100,000           100,000           100,000
-----------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to                104,000           104,000           104,000
    withdrawal./(1)/
-----------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT            4,000             4,000             4,000
    EARNINGS: death benefit less net
    contributions (prior to the
    withdrawal in D).
    B MINUS A.
-----------------------------------------------------------------------------------------
D   WITHDRAWAL                                0               3,000             6,000
-----------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE         0                 0               2,000
    EARNINGS ENHANCEMENT BENEFIT
    EARNINGS GREATER OF D MINUS C OR
    ZERO
-----------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for        100,000           100,000           98,000
    the withdrawal in D)
    A MINUS E
-----------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the        104,000         101,000/(2)/      98,000/(2)/
    withdrawal in D)
    B MINUS D
-----------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET                  4,000             1,000               0
    CONTRIBUTIONS
    G MINUS F
-----------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR      40%               40%               40%
-----------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT            1,600              400                0
    H TIMES I
-----------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the           105,600           101,400           98,000
    Earnings enhancement benefit
    G PLUS J
-----------------------------------------------------------------------------------------

(1)The death benefit is the greater of the account value or any applicable death benefit.
(2)Assumes no earnings on the contract and that the withdrawal would reduce the death benefit on a dollar-for-dollar basis.

               APPENDIX V: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VI: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

Certain information is provided for historical purpose only. The contract is no longer available to new purchasers.

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Regardless of the state, the rate initially set on an outstanding loan cannot be changed.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA  See "Contract features and        If you reside in the state of
            benefits"--"Your right to cancel  California and you are age 60 within a certain number of days"  and older at the time the contract is issued, you may
                                              return your variable annuity
                                              contract within 30 days from the
                                              date that you receive it and
                                              receive a refund as described
                                              below. This is also referred to
                                              as the "free look" period.

                                              If you allocate your entire
                                              initial contribution to the
                                              EQ/Money Market variable
                                              investment option (and/or guar-
                                              anteed interest option, if
                                              available), the amount of your
                                              refund will be equal to your
                                              contribution, unless you make a
                                              transfer, in which case the
                                              amount of your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office. This amount could be
                                              less than your initial
                                              contribution. If you allocate
                                              any portion of your initial
                                              contribution to the variable
                                              investment options (other than
                                              the EQ/Money Market variable
                                              investment option), your refund
                                              will be equal to your account
                                              value on the date we receive
                                              your request to cancel at our
                                              processing office.

                                              "RETURN OF CONTRIBUTION" FREE
                                              LOOK TREATMENT AVAILABLE THROUGH
                                              CERTAIN SELLING BROKERS-DEALERS

                                              Certain selling broker-dealers
                                              offer an allocation method
                                              designed to preserve your right
                                              to a return of your
                                              contributions during the free
                                              look period. At the time of
                                              application, you will instruct
                                              your financial professional as
                                              to how your initial contribution
                                              and any subsequent contributions
                                              should be treated for the
                                              purpose of maintaining your free
                                              look right under the contract.
                                              Please consult your financial
                                              professional to learn more about
                                              the availability of "return of
                                              contribution" free look
                                              treatment.

                                              If you choose "return of
                                              contribution" free look
                                              treatment of your contract, we
                                              will allocate your entire
                                              contribution and any subsequent
                                              contributions made during the 40
                                              day period following the
                                              Contract Date, to the EQ/Money
                                              Market investment option. In the
                                              event you choose to exercise
                                              your free look right under the
                                              contract, you will receive a
                                              refund equal to your
                                              contributions.

                                              If you choose the "return of
                                              contribution" free look
                                              treatment and your contract is
                                              still in effect on the 40th day
                                              (or next Business Day) following
                                              the Contract Date, we will
                                              automatically reallocate your
                                              account value to the investment
                                              options chosen on your
                                              application.
-------------------------------------------------------------------------------

                                     VI-1

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
CALIFORNIA                                     Any transfers made prior to the
(CONTINUED)                                    expiration of the 30 day free
                                               look will terminate your right
                                               to "return of contribution"
                                               treatment in the event you
                                               choose to exercise your free
                                               look right under the contract.
                                               Any transfer made prior to the
                                               40th day following the Contract
                                               Date will cancel the automatic
                                               reallocation on the 40th day (or
                                               next Business Day) following the
                                               Contract Date described above.
                                               If you do not want AXA Equitable
                                               to perform this scheduled one-
                                               time reallocation, you must call
                                               one of our customer service
                                               representatives at 1 (800)
                                               789-7771 before the 40th day
                                               following the Contract Date to
                                               cancel.
--------------------------------------------------------------------------------
CONNECTICUT  See "Credits" in "Contract        Credits applied to contributions
             features and benefits" (For       made within one year of death of
             Accumulator(R) Plus/SM/           the owner (or older joint owner,
             contracts only)                   if applicable) will not be
                                               recovered. However, any
                                               applicable contract withdrawal
                                               charges will continue to apply
                                               to those contributions.

             See "Transfers of ownership,      If you elect the GMIB, you may
             collateral assignments, loans     not change ownership or assign
             and borrowing" in "More           the GMIB or the contract to an
             information"                      institution (such as business
                                               trusts, corporations, joint
                                               stock associations,
                                               partnerships, limited liability
                                               companies and other legal
                                               entities).
--------------------------------------------------------------------------------
FLORIDA      See "Credits" in "Contract        The following information
             features and benefits" (For       replaces the second bullet of
             Accumulator(R) Plus/SM/           the final set of bullets in this
             contracts only)                   section:

                                               .   You may annuitize your
                                                   contract after twelve
                                                   months, however, if you
                                                   elect to receive annuity
                                                   payments within five years
                                                   of the contract date, we
                                                   will recover the credit that
                                                   applies to any contribution
                                                   made in that five years. If
                                                   you start receiving annuity
                                                   payments after five years
                                                   from the contract date and
                                                   within three years of making
                                                   any contribution, we will
                                                   recover the credit that
                                                   applies to any contribution
                                                   made within the prior three
                                                   years.

             See "Your right to cancel within  If you reside in the state of
             a certain number of days" in      Florida and you are age 65 or
             "Contract features and benefits"  older at the time the contract is issued, you may cancel your
                                               variable annuity contract and
                                               return it to us within 21 days
                                               from the date that you receive
                                               it. You will receive an
                                               unconditional refund equal to
                                               the cash surrender value
                                               provided in the annuity
                                               contract, plus any fees or
                                               charges deducted from the
                                               contributions or imposed under
                                               the contract.

                                               If you reside in the state of
                                               Florida and you are age 64 or
                                               younger at the time the contract
                                               is issued, you may cancel your
                                               variable annuity contract and
                                               return it to us within 14 days
                                               from the date that you receive
                                               it. You will receive an
                                               unconditional refund equal to
                                               your contributions, including
                                               any contract fees or charges.

             See "Selecting an annuity payout  The following sentence replaces
             option" under "Your annuity       the first sentence of the second
             payout options" in "Accessing     paragraph in this section:
             your money"

                                               You can choose the date annuity
                                               payments begin but it may not be
                                               earlier than twelve months from
                                               the Accumulator(R) Series
                                               contract date.

             See "Withdrawal charge" in        If you are age 65 or older at
             "Charges and expenses"            the time your contract is
                                               issued, the applicable
                                               withdrawal charge will not
                                               exceed 10% of the amount
                                               withdrawn.
--------------------------------------------------------------------------------

                                     VI-2

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-----------------------------------------------------------------------------
 STATE    FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------
ILLINOIS  See "Credits" in "Contract        The following information
          features and benefits" (for       replaces the second bullet of
          Accumulator(R) Plus/SM/           the final set of bullets in this
          contracts only)                   section:

                                            .   You may annuitize your
                                                contract after twelve
                                                months, however, if you
                                                elect to receive annuity
                                                payments within five years
                                                of the contract date, we
                                                will recover the credit that
                                                applies to any contribution
                                                made in the first five
                                                years. If you start
                                                receiving annuity payments
                                                after five years from the
                                                contract date and within
                                                three years of making any
                                                contribution, we will
                                                recover the credit that
                                                applies to any contribution
                                                made within the prior three
                                                years.
          See "Selecting an annuity payout  The following sentence replaces
          option" under "Your annuity       the first sentence of the second
          payout options" in "Accessing     paragraph in this section:
          your money"

                                            You can choose the date annuity
                                            payments begin but it may not be
                                            earlier than twelve months from
                                            the Accumulator(R) Series
                                            contract date.

          Notice to all Illinois contract   Illinois law provides that a
          owners                            spouse in a civil union and a
                                            spouse in a marriage are to be
                                            treated identically. For
                                            purposes of your contract, when
                                            we use the term "married", we
                                            include "parties to a civil
                                            union" and when we use the word
                                            "spouse" we include "parties to
                                            a civil union". While civil
                                            union spouses are afforded the
                                            same rights as married spouses
                                            under Illinois law, tax-related
                                            advantages such as spousal
                                            continuation are derived from
                                            federal tax law. Illinois' Civil
                                            Union Law does not and cannot
                                            alter federal law. The federal
                                            Defense of Marriage Act excludes
                                            civil unions and civil union
                                            partners from the meaning of the
                                            word "marriage" or "spouse" in
                                            all federal laws. Therefore, a
                                            civil union spouse does not
                                            qualify for the same tax
                                            advantages provided to a married
                                            spouse under federal law,
                                            including the tax benefits
                                            afforded to the surviving spouse
                                            of an owner of an annuity
                                            contract or any rights under
                                            specified tax-favored savings or
                                            retirement plans or arrangements.
-----------------------------------------------------------------------------
MARYLAND  See "10% free withdrawal amount"  The 10% free withdrawal amount
          under "Withdrawal charge" in      applies to full surrenders.
          "Charges and expenses"

          See "Withdrawal Charge" in        We determine the withdrawal
          "Charges and expenses" (For       charge separately for each
          Accumulator(R) Plus/SM/           contribution according to the
          contracts only)                   following table:

                       ------------------------------------------------------
                                      CONTRACT YEAR
                       ------------------------------------------------------
                                      1   2   3   4   5   6   7   8   9   10+
                       ------------------------------------------------------
                       Percentage of  8%  8%  7%  6%  5%  4%  3%  2%  1%  0%
                        contribution
-----------------------------------------------------------------------------

MASSACHUSETTS  Annual administrative charge      The annual administrative charge
                                                 will not be deducted from
                                                 amounts allocated to the
                                                 Guaranteed interest option.

               See "Disability, terminal         This section is deleted in its
               illness or confinement to         entirety.
               nursing home" under "Withdrawal
               charge" in "Charges and
               expenses" (For Accumulator(R),
               Accumulator(R) Plus/SM/ and
               Accumulator(R) Elite/SM/
               contracts only)

               See "Appendix IV: Hypothetical    The annuity purchase factors are
               Illustrations"                    applied on a unisex basis in
                                                 determining the amount payable
                                                 upon the exercise of the
                                                 Guaranteed minimum income
                                                 benefit.
----------------------------------------------------------------------------------
MISSISSIPPI    QP (defined contribution and      Not Available
               defined benefit) contracts
----------------------------------------------------------------------------------

                                     VI-3

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-----------------------------------------------------------------------------
 STATE    FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------
MONTANA   See "Appendix IV: Hypothetical    The annuity purchase factors are
          Illustrations"                    applied on a unisex basis in
                                            determining the amount payable
                                            upon the exercise of the
                                            Guaranteed minimum income
                                            benefit.
-----------------------------------------------------------------------------
NEW YORK  Earnings enhancement benefit      Not Available

          "Indication of Intent" (For       The "Indication of Intent"
          Accumulator(R) Plus/SM/           approach to first year
          contracts only)                   contributions in connection with
                                            the contribution crediting rate
                                            is not available.

          See "Credits" in "Contract        If the owner (or older joint
          features and benefits" (For       owner, if applicable) dies
          Accumulator(R) Plus/SM/           during the one-year period
          contracts only)                   following our receipt of a
                                            contribution to which a credit
                                            was applied, we will recover all
                                            or a portion of the amount of
                                            such Credit from the account
                                            value, based on the number of
                                            full months that elapse between
                                            the time we receive the
                                            contribution and the owner's (or
                                            older joint owner's, if
                                            applicable) death, as follows:

                                         Number of                     Percentage of
                                          Months                          Credit
                                          ------                          ------
                                             0                             100%
                                             1                             100%
                                             2                              99%
                                             3                              98%
                                             4                              97%
                                             5                              96%
                                             6                              95%
                                             7                              94%
                                             8                              93%
                                             9                              92%
                                            10                              91%
                                            11                              90%
                                            12                              89%

                                         We will not recover the credit on subsequent contributions made within 3 years prior to annuitization.

     See "Guaranteed minimum death       GMIB I -- Asset Allocation and GMIB II -- Custom
     benefit and Guaranteed minimum      Selection 5% Roll-up to age 80 Guaranteed minimum
     income benefit base" in "Contract   income benefit base is capped at 250% of total
     features and benefits"              contributions under the contract. If there is a Roll-up
                                         benefit base reset, the cap becomes 250% of the highest
                                         reset amount plus 250% of any subsequent contributions
                                         made after the reset. Withdrawals do not lower the cap.

     See "Guaranteed minimum death       "Greater of" GMDB I or "Greater of" GMDB II enhanced
     benefit" in "Contract features and  death benefit is not available. All references to these
     benefits"                           benefits should be deleted in their entirety.

     See "The amount applied to          The amount applied to the annuity benefit is the greater of purchase an annuity payout option"  the cash value or 95% of what the account value would
     in "Accessing your money"           be if no withdrawal charge applied.
     (Applicable under Accumulator(R),
     Accumulator(R) Plus/SM/ and
     Accumulator(R) Elite/SM/ contracts
     only)

     See "How withdrawals affect your    If you elect both (1) the Guaranteed minimum income
     Guaranteed minimum income benefit   benefit and (2) the Annual Ratchet to age 80 enhanced
     and Guaranteed minimum death        death benefit, withdrawals (including any applicable
     benefit" in "Accessing your money"  withdrawal charges) will reduce each of the benefits' benefit bases on a pro rata basis for the first contract year if the
                                         Guaranteed minimum income benefit is elected at issue.
------------------------------------------------------------------------------------------------------

                                     VI-4

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------------------------------

             FEATURES   AVAILABILITY
             AND        OR
 STATE       BENEFITS   VARIATION
--------------------------------------------------------------------------------------------------------
NEW YORK                Beginning on the first day of the 2nd
(CONTINUED)             contract year (or the 1st contract year after
                        the GMIB effective date, if applicable),
                        withdrawals will reduce the Guaranteed
                        minimum income benefit Roll-up and Annual
                        Ratchet benefit bases and the Annual Ratchet
                        to age 80 enhanced death benefit base, on a
                        dollar-for-dollar basis.
                        Once a withdrawal is taken that causes the
                        sum of withdrawals in a contract year to
                        exceed 5% of the 5% Roll-up to age 80 benefit
                        base on the most recent contract date
                        anniversary, that entire withdrawal and any
                        subsequent withdrawals in that same contract
                        year will reduce the benefit bases on a pro
                        rata basis. In all contract years beginning
                        after your 80th birthday, or earlier if you
                        drop the Guaranteed minimum income benefit
                        after issue, the Annual Ratchet to age 80
                        Guaranteed minimum death benefit base will be
                        reduced on a pro rata basis by any
                        withdrawals. When an RMD withdrawal using our
                        RMD program occurs, the Guaranteed minimum
                        income benefit Roll-up benefit base, the
                        Guaranteed minimum income benefit Annual
                        Ratchet to age 80 benefit base and the
                        Guaranteed minimum death benefit Annual
                        Ratchet to age 80 benefit base (if elected in
                        combination with the Guaranteed minimum
                        income benefit) will be reduced on a dollar-
                        for-dollar basis beginning with the first RMD
                        withdrawal.

                        If you elect (1) the Guaranteed minimum
                        income benefit and (2) the Standard death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce the 5% Roll-up to age 80 benefit base and the Annual Ratchet to age 80 benefit base on a pro rata basis for the first year if the Guaranteed minimum income benefit is elected at issue. If the Guaranteed minimum income benefit is added after issue, the applicable period begins as of the Guaranteed minimum income benefit effective date.

                        Beginning on the first day of the 2nd
                        contract year (or the first contract year after the GMIB effective date, if applicable), withdrawals will reduce the
                        Guaranteed minimum income benefit Roll-up to Age 80 benefit base and the Annual Ratchet to age 80 benefit base, on a dollar-for- dollar basis, as long as the sum of withdrawals in a contract year is no more than 5% of the 5%
                        Roll-up to age 80 benefit base.

                        Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 5% of the 5% Roll-up to age 80 benefit base on the most recent contract date anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the 5% Roll-up to age 80 benefit base and the Annual Ratchet to age 80 benefit base on a pro rata basis. The
                        Standard death benefit base will be reduced on a pro rata basis by any withdrawals, regardless of amount.

                        If you elect the Annual Ratchet to age 80 enhanced death benefit without the Guaranteed minimum income benefit, withdrawals
                        (including any applicable withdrawal charges) will reduce the benefit base on a pro rata basis.

                        If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the Standard death benefit base or Annual Ratchet to age 80 benefit base will be reduced on a pro rata basis by any subsequent withdrawals.

             See        The earliest date annuity payments may begin
             "Selecting is 13 months from the issue date.
             an
             annuity
             payout
             option"
             in
             "Accessing
             your
             money"
--------------------------------------------------------------------------------------------------------

                                     VI-5

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS           AVAILABILITY OR VARIATION
---------------------------------------------------------------------------
NEW YORK     See "Annuity maturity date" in  Your contract has a maturity
(CONTINUED)  "Accessing your money"          date by which you must either
                                             take a lump sum withdrawal or
                                             select an annuity payout
                                             option.

                                             FOR ACCUMULATOR(R),
                                             ACCUMULATOR(R) ELITE/SM/ and
                                             Accumulator(R) SELECT
                                             CONTRACTS:

                                             The maturity date by which
                                             you must take a lump sum
                                             withdrawal or select an
                                             annuity payout option is the
                                             contract date anniversary
                                             that follows the annuitant's
                                             birthday, as follows:

                                                          Maximum
                           Issue Age                      Annuitization age
                           ---------                      -----------------  -
                           0-80                           90
                           81                             91
                           82                             92
                           83                             93
                           84                             94
                           85                             95

                                           FOR ACCUMULATOR(R) PLUS/SM/
                                           CONTRACTS:

                                           The maturity date is the
                                           contract date anniversary
                                           that follows the annuitant's
                                           90th birthday.

        See "Charges and expenses"         Deductions of charges from
                                           the guaranteed interest
                                           option are not permitted.

        See "Annual Ratchet to age 80"     The charge is equal to 0.30%
        in "Charges and expenses"          of the Annual Ratchet to age
                                           80 benefit base.

        See "Spousal continuation" in      If the Guaranteed minimum
        "Payment of death benefit"         income benefit had converted
                                           to the Guaranteed withdrawal
                                           benefit for life on a Joint
                                           life basis, the benefit and
                                           charge will remain in effect
                                           after the death of the first
                                           spouse to die, and no death
                                           benefit is payable until the
                                           death of the surviving
                                           spouse. If you have also
                                           elected the Annual Ratchet to
                                           age 80 enhanced death
                                           benefit, that benefit's
                                           benefit base will continue to
                                           ratchet until the contract
                                           date anniversary following
                                           the surviving spouse's age
                                           80. Withdrawal charges will
                                           continue to apply to all
                                           contributions. No additional
                                           contributions will be
                                           permitted. If the Guaranteed
                                           minimum income benefit had
                                           converted to the Guaranteed
                                           withdrawal benefit for life
                                           on a Single life basis, the
                                           benefit and charge will
                                           terminate. If your spouse
                                           elects Spousal continuation
                                           after your death under a
                                           Single life contract in which
                                           the Guaranteed withdrawal
                                           benefit for life is in
                                           effect, the Annual Ratchet to
                                           age 80 enhanced death benefit
                                           will continue to ratchet, or
                                           terminate, based on your
                                           spouse's age, as described
                                           earlier in this Prospectus
                                           and Appendix.

        See "Transfers of ownership,       Collateral assignments are
        collateral assignments, loans and  not limited to the period
        borrowing" in "More                prior to the first contract
        information"                       date anniversary. You may
                                           assign all or a portion of
                                           the value of your NQ contract
                                           at any time, pursuant to the
                                           terms described in this
                                           Prospectus.
-------------------------------------------------------------------------
OREGON  QP contracts                       Not Available

        See "How you can purchase and      Additional contributions are
        contribute to your contract" in    not permitted to
        "Contract features and benefits"   Accumulator(R) or
        and "Appendix VIII"                Accumulator(R) Elite/SM/
                                           Inherited IRA contracts, even
                                           from properly titled sources.
-------------------------------------------------------------------------

                                     VI-6

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-------------------------------------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS        AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------------------------------
OREGON        See "Lifetime required       The following replaces the third paragraph:
(CONTINUED)   minimum distribution         We generally will not impose a withdrawal charge on
              withdrawals" under           minimum distribution withdrawals even if you are not
              "Withdrawing your account    enrolled in our automatic RMD service, except if, when
              value" in "Accessing your    added to a lump sum withdrawal previously taken in the
              money"                       same contract year, the minimum distribution withdrawals
                                           exceed the 10% free withdrawal amount. In order to avoid
                                           a withdrawal charge in connection with minimum
                                           distribution withdrawals outside of our automatic RMD
                                           service, you must notify us using our request form. Such
                                           minimum distribution withdrawals must be based solely on
                                           your contract's account value.

              See "Selecting an annuity    You can choose the date annuity payments begin, but it may
              payout option" under "Your   not be earlier than seven years from the Accumulator(R)
              annuity payout options" in   contract issue date, four years from the Accumulator(R) Elite/SM/
              "Accessing your money"       contract issue date, or nine years from the Accumulator(R)
                                           Plus/SM/ contract issue date. No withdrawal charge is
                                           imposed if you select a non-life contingent period certain payout annuity. If the payout annuity benefit is based on
                                           the age or sex of the owner and/or annuitant, and that
                                           information is later found not to be correct, we will adjust the payout annuity benefit on the basis of the correct age or sex. We will adjust the number or amount of payout
                                           annuity benefit payments, or any amount of the payout
                                           annuity benefit payments, or any amount used to provide
                                           the payout annuity benefit, or any combination of these
                                           approaches. If we have overpaid you, we will charge that
                                           overpayment against future payments, while if we have
                                           underpaid you, we will add additional amounts to future
                                           payments. Our liability will be limited to the correct
                                           information and the actual amounts used to provide the
                                           benefits.

              See "Disability, terminal    Items (i) and (iii) under this section are deleted in their
              illness, or confinement to   entirety.
              nursing home" under
              "Withdrawal charge" in
              "Charges and expenses" (for
              Accumulator(R),
              Accumulator(R) Plus/SM/ and
              Accumulator(R) Elite/SM/
              contracts only)

              See "Your beneficiary and    The following replaces the fourth paragraph:
              payment of benefit" in       If the age of any person upon whose life an optional
              "Payment of death benefit"   Guaranteed minimum death benefit depends has been
                                           misstated, any benefits will be those which would have
                                           been purchased at the correct age. Therefore, if an optional
                                           Guaranteed minimum death benefit rider was elected by
                                           such person, the optional Guaranteed minimum death
                                           benefit rider will be adjusted based on the correct age.

              See "Transfers of            Collateral assignments are not limited to the period prior to
              ownership, collateral        the first contract date anniversary. You may assign all or a
              assignments, loans and       portion of the value of your NQ contract at any time,
              borrowing" in "More          pursuant to the terms described in this Prospectus.
              information" (For
              Accumulator(R),
              Accumulator(R) Plus/SM/ and
              Accumulator(R) Elite/SM/
              contracts only)
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                Your contract refers to contributions as premiums.

              Cancelling the Guaranteed    You may cancel the Guaranteed minimum income benefit
              minimum income benefit       within 10 days of it being added to your contract if you add the benefit to your contract after issue. This is distinct from your right to drop the Guaranteed minimum income benefit
                                           after issue, and is not subject to the restrictions that govern that right. We will not deduct any charge for the
                                           Guaranteed minimum income benefit.
-------------------------------------------------------------------------------------------------------------

                                     VI-7

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-----------------------------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------------------------------
PENNSYLVANIA  See "Disability, terminal         The Withdrawal Charge Waiver
(CONTINUED)   illness or confinement to         does not apply during the first
              nursing home" in "Charges and     12 months of the contract with
              expenses" (For Accumulator(R),    respect to the Social Security
              Accumulator(R) Plus/SM/ and       Disability Waiver, the Six Month
              Accumulator(R) Elite/SM/          Life Expectancy Waiver, or if
              contracts only)                   the owner is confined to a
                                                nursing home during such period.

              Special dollar cost averaging     In Pennsylvania, we refer to
              program                           this program as "enhanced rate
                                                dollar cost averaging."

              Required disclosure for           Any person who knowingly and
              Pennsylvania customers            with intent to defraud any
                                                insurance company or other
                                                person files an application for
                                                insurance or statement of claim
                                                containing any materially false
                                                information or conceals for the
                                                purpose of misleading,
                                                information concerning any fact
                                                material thereto commits a
                                                fraudulent insurance act, which
                                                is a crime and subjects such
                                                person to criminal and civil
                                                penalties.
-----------------------------------------------------------------------------------------------------
PUERTO RICO   Beneficiary continuation option   Not Available
              (IRA)

              IRA and Roth IRA                  Available for direct rollovers
                                                from U.S. source 401(a) plans
                                                and direct transfers from the
                                                same type of U.S. source IRAs

              QP (Defined Benefit) contracts    Not Available

              See "How you can purchase and     Specific requirements for
              contribute to your contract" in   purchasing QP contracts in
              "Contract features and benefits"  Puerto Rico are outlined below
              and "Appendix VIII" (For          in "Purchase considerations for
              Accumulator(R), Accumulator(R)    QP (Defined Contribution)
              Plus/SM/ and Accumulator(R)       contracts in Puerto Rico".
              Elite/SM/ contracts only)

              See "Exercise rules" under        Exercise restrictions for the
              "Guaranteed minimum income        GMIB on a Puerto Rico QPDC
              benefit" in "Contract features    contract are described below,
              and benefits" (For                under "Purchase considerations
              Accumulator(R), Accumulator(R)    for QP (Defined Contribution)
              Plus/SM/ and Accumulator(R)       contracts in Puerto Rico", and
              Elite/SM/ contracts only)         in your contract.

              See "Transfers of ownership,      Transfers of ownership of QP
              collateral assignments, loans     contracts are governed by Puerto
              and borrowing" in "More           Rico law. Please consult your
              information" (For                 tax, legal or plan advisor if
              Accumulator(R), Accumulator(R)    you intend to transfer ownership
              Plus/SM/ and Accumulator(R)       of your contract.
              Elite/SM/ contracts only)

              "Purchase considerations for QP
              (Defined Contribution) contracts  PURCHASE CONSIDERATIONS FOR QP (DEFINED CONTRIBUTION)
              in Puerto Rico"-- this section    CONTRACTS IN PUERTO RICO:
              replaces "Appendix II: Purchase   Trustees who are considering the
              considerations for QP contracts"  purchase of an Accumulator(R)
              in your Prospectus. (For          Series QP contract in Puerto
              Accumulator(R), Accumulator(R)    Rico should discuss with their
              Plus/SM/ and Accumulator(R)       tax, legal and plan advisors
              Elite/SM/ contracts only)         whether this is an appropriate
                                                investment vehicle for the
                                                employer's plan. Trustees should
                                                consider whether the plan
                                                provisions permit the investment
                                                of plan assets in the QP
                                                contract, the Guaranteed minimum
                                                income benefit and other
                                                guaranteed benefits, and the
                                                payment of death benefits in
                                                accordance with the requirements
                                                of Puerto Rico income tax rules.
                                                The QP contract and this
                                                Prospectus should be reviewed in
                                                full, and the following factors,
                                                among others, should be noted.
-----------------------------------------------------------------------------------------------------


                                     VI-8

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO                                    LIMITS ON CONTRACT OWNERSHIP:
(CONTINUED)                                    .   The QP contract is offered
                                                   only as a funding vehicle to
                                                   qualified plan trusts of
                                                   single participant defined
                                                   contribution plans that are
                                                   tax-qualified under Puerto
                                                   Rico law, not United States
                                                   law. The contract is not
                                                   available to US qualified
                                                   plans or to defined benefit
                                                   plans qualifying under
                                                   Puerto Rico law.

                                               .   The QP contract owner is the
                                                   qualified plan trust. The
                                                   annuitant under the contract
                                                   is the self-employed Puerto
                                                   Rico resident, who is the
                                                   sole plan participant.

                                               .   This product should not be
                                                   purchased if the self-
                                                   employed individual
                                                   anticipates having
                                                   additional employees become
                                                   eligible for the plan. We
                                                   will not allow additional
                                                   contracts to be issued for
                                                   participants other than the
                                                   original business owner.

                                               .   If the business that
                                                   sponsors the plan adds
                                                   another employee, no further
                                                   contributions may be made to
                                                   the contract. If the
                                                   employer moves the funds to
                                                   another funding vehicle that
                                                   can accommodate more than
                                                   one employee, this move
                                                   could result in surrender
                                                   charges, if applicable, and
                                                   the loss of guaranteed
                                                   benefits in the contract.

                                               LIMITS ON CONTRIBUTIONS:
                                               .   All contributions must be
                                                   direct transfers from other
                                                   investments within an
                                                   existing qualified plan
                                                   trust.

                                               .   Employer payroll
                                                   contributions are not
                                                   accepted.

                                               .   Only one additional transfer
                                                   contribution may be made per
                                                   contract year.

                                               .   Checks written on accounts
                                                   held in the name of the
                                                   employer instead of the plan
                                                   or the trustee will not be
                                                   accepted.

                                               .   As mentioned above, if a new
                                                   employee becomes eligible
                                                   for the plan, the trustee
                                                   will not be permitted to
                                                   make any further
                                                   contributions to the
                                                   contract established for the
                                                   original business owner.

                                               LIMITS ON PAYMENTS:
                                               .   Loans are not available
                                                   under the contract.

                                               .   All payments are made to the
                                                   plan trust as owner, even
                                                   though the plan
                                                   participant/annuitant is the
                                                   ultimate recipient of the
                                                   benefit payment.

                                               .   AXA Equitable does no tax
                                                   reporting or withholding of
                                                   any kind. The plan
                                                   administrator or trustee
                                                   will be solely responsible
                                                   for performing or providing
                                                   for all such services.

                                               .   AXA Equitable does not offer
                                                   contracts that qualify as
                                                   IRAs under Puerto Rico law.
                                                   The plan trust will exercise
                                                   the GMIB and must continue
                                                   to hold the supplementary
                                                   contract for the duration of
                                                   the GMIB payments.
--------------------------------------------------------------------------------

                                     VI-9

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO                                    PLAN TERMINATION:
(CONTINUED)                                    .   If the plan participant
                                                   terminates the business, and
                                                   as a result wishes to
                                                   terminate the plan, the
                                                   trust would have to be kept
                                                   in existence to receive
                                                   payments. This could create
                                                   expenses for the plan.

                                               .   If the plan participant
                                                   terminates the plan and the
                                                   trust is dissolved, or if
                                                   the plan trustee (which may
                                                   or may not be the same as
                                                   the plan participant) is
                                                   unwilling to accept payment
                                                   to the plan trust for any
                                                   reason, AXA Equitable would
                                                   have to change the contract
                                                   from a Puerto Rico QP to NQ
                                                   in order to make payments to
                                                   the individual as the new
                                                   owner. Depending on when
                                                   this occurs, it could be a
                                                   taxable distribution from
                                                   the plan, with a potential
                                                   tax of the entire account
                                                   value of the contract.
                                                   Puerto Rico income tax
                                                   withholding and reporting by
                                                   the plan trustee could apply
                                                   to the distribution
                                                   transaction.

                                               .   If the plan trust is
                                                   receiving GMIB payments and
                                                   the trust is subsequently
                                                   terminated, transforming the
                                                   contract into an
                                                   individually owned NQ
                                                   contract, the trustee would
                                                   be responsible for the
                                                   applicable Puerto Rico
                                                   income tax withholding and
                                                   reporting on the present
                                                   value of the remaining
                                                   annuity payment stream.

                                               .   AXA Equitable is a U.S.
                                                   insurance company, therefore
                                                   distributions under the NQ
                                                   contract could be subject to
                                                   United States taxation and
                                                   withholding on a "taxable
                                                   amount not determined" basis.

             Tax Information -- "Special       Income from NQ contracts we
             rules for NQ contracts"           issue is U.S. source. A Puerto
                                               Rico resident is subject to U.S.
                                               taxation on such U.S. source
                                               income. Only Puerto Rico source
                                               income of Puerto Rico residents
                                               is excludable from U.S.
                                               taxation. Income from NQ
                                               contracts is also subject to
                                               Puerto Rico tax. The calculation
                                               of the taxable portion of
                                               amounts distributed from a
                                               contract may differ in the two
                                               jurisdictions. Therefore, you
                                               might have to file both U.S. and
                                               Puerto Rico tax returns, showing
                                               different amounts of income from
                                               the contract for each tax
                                               return. Puerto Rico generally
                                               provides a credit against Puerto
                                               Rico tax for U.S. tax paid.
                                               Depending on your personal
                                               situation and the timing of the
                                               different tax liabilities, you
                                               may not be able to take full
                                               advantage of this credit.
--------------------------------------------------------------------------------
TEXAS        See "Annual administrative        The annual administrative charge
             charge" in "Charges and expenses" will not be deducted from amounts allocated to the
                                               Guaranteed interest option.

             See "How you can purchase and     The $2,500,000 limitation on the
             contribute to your contract" in   sum of all contributions under
             "Contract features and benefits"  all AXA Equitable annuity
             and "Appendix VIII"               accumulation contracts with the
                                               same owner or annuitant does not
                                               apply.

             See "Disability, terminal         There is no 12 month waiting
             illness or confinement to         period following a contribution
             nursing home" in "Charges and     for the Six Month Life
             expenses" (For Accumulator(R),    Expectancy Waiver. The
             Accumulator(R) Plus/SM/ and       withdrawal charge can be waived
             Accumulator(R) Elite/SM/          even if the condition begins
             contracts only)                   within 12 months of the
                                               remittance of the contribution.
--------------------------------------------------------------------------------
WASHINGTON   Guaranteed interest option        Not Available

             Investment simplifier --          Not Available
             Fixed-dollar option and Interest
             sweep option
--------------------------------------------------------------------------------

                                     VI-10

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------

WASHINGTON   Earnings enhancement benefit      Not Available
(CONTINUED)

             "Greater of" GMDB I and "Greater  All references to these features
             of GMDB II enhanced death         are deleted in their entirety.
             benefit"                          You have the choice of the
                                               following guaranteed minimum
                                               death benefits: the Annual
                                               Ratchet to age 80; or the
                                               Standard death benefit.

             See "Guaranteed minimum death     The charge for the Annual
             benefit charge" in "Fee table"    Ratchet to age 80 enhanced death
             and in "Charges and expenses"     benefit is 0.30% and cannot be
                                               increased.

             See "How withdrawals affect your  If you elect both (1) the
             Guaranteed minimum income         Guaranteed minimum income
             benefit and Guaranteed minimum    benefit and (2) the Annual
             death benefit" in "Accessing      Ratchet to age 80 enhanced death
             your money"                       benefit, withdrawals (including
                                               any applicable withdrawal
                                               charges) will reduce each of the
                                               benefits' benefit bases on a pro
                                               rata basis for the first
                                               contract year if the Guaranteed
                                               minimum income benefit is
                                               elected at issue. If the
                                               Guaranteed minimum income
                                               benefit is added after issue,
                                               the applicable period begins as
                                               of the Guaranteed minimum income
                                               benefit effective date.

                                               Beginning on the first day of
                                               the 2nd contract year (or the
                                               1st contract year after the GMIB
                                               effective date, if applicable),
                                               withdrawals will reduce the
                                               Guaranteed minimum income
                                               benefit Roll-up and Annual
                                               Ratchet benefit bases and the
                                               Annual Ratchet to age 80
                                               enhanced death benefit base, on
                                               a dollar-for-dollar basis.

                                               Once a withdrawal is taken that
                                               causes the sum of withdrawals in
                                               a contract year to exceed 5% of
                                               the 5% Roll-up to age 80 benefit
                                               base on the most recent contract
                                               date anniversary, that entire
                                               withdrawal and any subsequent
                                               withdrawals in that same
                                               contract year will reduce the
                                               benefit bases on a pro rata
                                               basis. In all contract years
                                               beginning after your 80th
                                               birthday, or earlier if you drop
                                               the Guaranteed minimum income
                                               benefit after issue, the Annual
                                               Ratchet to age 80 Guaranteed
                                               minimum death benefit base will
                                               be reduced on a pro rata basis
                                               by any withdrawals. When an RMD
                                               withdrawal using our RMD program
                                               occurs, the Guaranteed minimum
                                               income benefit Roll-up benefit
                                               base, the Guaranteed minimum
                                               income benefit Annual Ratchet to
                                               age 80 benefit base and the
                                               Guaranteed minimum death benefit
                                               Annual Ratchet to age 80 benefit
                                               base (if elected in combination
                                               with the Guaranteed minimum
                                               income benefit) will be reduced
                                               on a dollar- for-dollar basis
                                               beginning with the first RMD
                                               withdrawal.

                                               If you elect (1) the Guaranteed
                                               minimum income benefit and (2)
                                               the Standard death benefit,
                                               withdrawals (including any
                                               applicable withdrawal charges,
                                               if applicable) will reduce the
                                               5% Roll-up to age 80 benefit
                                               base and the Annual Ratchet to
                                               age 80 benefit base on a pro
                                               rata basis for the first year if
                                               the Guaranteed minimum income
                                               benefit is elected at issue. If
                                               the Guaranteed minimum income
                                               benefit is added after issue,
                                               the applicable period begins as
                                               of the Guaranteed minimum income
                                               benefit effective date.
--------------------------------------------------------------------------------


                                     VI-11

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
WASHINGTON                                     Beginning on the first day of
(CONTINUED)                                    the 2nd contract year (or the
                                               first contract year after the
                                               GMIB effective date, if
                                               applicable), withdrawals will
                                               reduce the Guaranteed minimum
                                               income benefit Roll-up to Age 80
                                               benefit base and the Annual
                                               Ratchet to age 80 benefit base,
                                               on a dollar-for- dollar basis,
                                               as long as the sum of
                                               withdrawals in a contract year
                                               is no more than 5% of the 5%
                                               Roll-up to age 80 benefit base.
                                               Once a withdrawal is taken that
                                               causes the sum of withdrawals in
                                               a contract year to exceed 5% of
                                               the 5% Roll-up to age 80 benefit
                                               base on the most recent contract
                                               date anniversary, that entire
                                               withdrawal and any subsequent
                                               withdrawals in that same
                                               contract year will reduce the 5%
                                               Roll-up to age 80 benefit base
                                               and the Annual Ratchet to age 80
                                               benefit base on a pro rata
                                               basis. The Standard death
                                               benefit base will be reduced on
                                               a pro rata basis by any
                                               withdrawals, regardless of
                                               amount.

                                               If you elect the Annual Ratchet
                                               to age 80 enhanced death benefit
                                               without the Guaranteed minimum
                                               income benefit, withdrawals
                                               (including any applicable
                                               withdrawal charges) will reduce
                                               the benefit base on a pro rata
                                               basis.

                                               If the Guaranteed minimum income
                                               benefit converts to the
                                               Guaranteed withdrawal benefit
                                               for life, the Standard death
                                               benefit base or Annual Ratchet
                                               to age 80 benefit base will be
                                               reduced on a pro rata basis by
                                               any subsequent withdrawals.

             See "Guaranteed minimum death     You have a choice of the
             benefit" in "Contract features    standard death benefit or the
             and benefits"                     Annual Ratchet to age 80
                                               enhanced death benefit. The
                                               Standard death benefit and the
                                               Annual Ratchet to age 80
                                               enhanced death benefit may be
                                               combined with the GMIB I --
                                               Asset Allocation or GMIB II --
                                               Custom Selection.

             See "Annual administrative        The second paragraph of this
             charge" in "Charges and expenses" section is replaced with the following:

                                               The annual administrative charge
                                               will be deducted from the value
                                               in the variable investment
                                               options on a pro rata basis. If
                                               those amounts are insufficient,
                                               we will deduct all or a portion
                                               of the charge from the account
                                               for special dollar cost
                                               averaging (for Accumulator(R)
                                               and Accumulator(R) Elite/SM/
                                               contracts) or the account for
                                               special money market dollar cost
                                               averaging (for Accumulator(R)
                                               Plus/SM/ and Accumulator(R)
                                               Select/SM/ contracts). If the
                                               contract is surrendered or
                                               annuitized or a death benefit is
                                               paid on a date other than a
                                               contract date anniversary, we
                                               will deduct a pro rata portion
                                               of that charge for the year.

             See "10% free withdrawal amount"  The 10% free withdrawal amount
             under "Withdrawal charge" in      applies to full surrenders.
             "Charges and expenses" (For
             Accumulator(R), Accumulator(R)
             Plus/SM/ and Accumulator(R)
             Elite/SM/ contracts only)

             See "Withdrawal charge" in        The owner (or older joint owner,
             "Charges and expenses" under      if applicable) has qualified to
             "Disability, terminal illness,    receive Social Security
             or confinement to nursing home"   disability benefits as certified
             (For Accumulator(R),              by the Social Security
             Accumulator(R) Plus/SM/ and       Administration or a statement
             Accumulator(R) Elite/SM/          from an independent U.S.
             contracts only)                   licensed physician stating that
                                               the owner (or older joint owner,
                                               if applicable) meets the
                                               definition of total disability
                                               for at least 6 continuous months
                                               prior to the notice of claim.
                                               Such disability must be
                                               re-certified every 12 months.
--------------------------------------------------------------------------------

                                     VI-12

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

Appendix VII: Contract variations

--------------------------------------------------------------------------------

The contracts described in this Prospectus are no longer sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VI earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.


-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
June 2009-February 2010   Greater of 5% Roll-up to  The fee for this benefit
                          age 80 or Annual Ratchet  was 0.80% at issue. If
                          to age 80 ("Greater of"   you elect to reset the
                          GMDB I) (ONLY AVAILABLE   Roll-up benefit base, we
                          IF YOU ALSO ELECT         will increase the charge
                          GUARANTEED MINIMUM        up to 0.95%.
                          INCOME BENEFIT I - ASSET
                          ALLOCATION)

                          Greater of 5% Roll-up to The fee for this benefit age 80 or Annual Ratchet was 1.00% at issue. If
                          to age 80 ("Greater of"   you elect to reset the
                          GMDB II) (ONLY AVAILABLE  Roll-up benefit base, we
                          IF YOU ALSO ELECT         will increase the charge
                          GUARANTEED MINIMUM        up to 1.15%.
                          INCOME BENEFIT II -
                          CUSTOM SELECTION)

                          Guaranteed minimum        The fee for this benefit
                          income benefit I - Asset  was 0.80% at issue. If
                          Allocation                you elect to reset the
                                                    Roll-up benefit base, we
                                                    will increase the charge
                                                    up to 1.10%.

                          Guaranteed minimum        The fee for this benefit
                          income benefit II -       was 1.00% at issue. If
                          Custom Selection          you elect to reset the
                                                    Roll-up benefit base, we
                                                    will increase the charge
                                                    up to 1.30%.

                          Guaranteed withdrawal     The fee for this benefit
                          benefit for life charge   was 0.80% at issue. If
                          (CONVERSION FROM          you reset your
                          GUARANTEED MINIMUM        Guaranteed minimum
                          INCOME BENEFIT I - ASSET  income benefit prior to
                          ALLOCATION)               conversion or if your
                                                    GWBL benefit base
                                                    ratchets after
                                                    conversion, we will
                                                    increase the charge up
                                                    to 1.10%.

                          Guaranteed withdrawal     The fee for this benefit
                          benefit for life charge   was 1.00% at issue. If
                          (CONVERSION FROM          you reset your
                          GUARANTEED MINIMUM        Guaranteed minimum
                          INCOME BENEFIT II -       income benefit prior to
                          CUSTOM SELECTION)         conversion or if your
                                                    GWBL benefit base
                                                    ratchets after
                                                    conversion, we will
                                                    increase the charge up
                                                    to 1.30%.
-----------------------------------------------------------------------------


                                     VII-1

                       APPENDIX VII: CONTRACT VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
June 2009-February 2010   How withdrawals affect    If the Guaranteed
                          your Guaranteed minimum   minimum income benefit
                          income benefit and        is elected at issue,
                          Guaranteed minimum death  during the first five
                          benefit                   contract years, with
                                                    respect to the GMIB I -
                                                    Asset Allocation, the
                                                    "Greater of" GMDB I
                                                    enhanced death benefit,
                                                    the GMIB II - Custom
                                                    Selection and the
                                                    "Greater of" GMDB II
                                                    enhanced death benefit,
                                                    withdrawals (including
                                                    any applicable
                                                    withdrawal charges) will
                                                    reduce each benefit's 5%
                                                    Roll-up to age 80
                                                    benefit base on a pro
                                                    rata basis. If the
                                                    Guaranteed minimum
                                                    income benefit is added
                                                    after issue, the
                                                    applicable five year
                                                    period begins as of the
                                                    GMIB effective date.
                                                    Beginning on the first
                                                    day of the 6th contract
                                                    year, with respect to
                                                    the GMIB I - Asset
                                                    Allocation, the "Greater
                                                    of" GMDB I enhanced
                                                    death benefit, the GMIB
                                                    II - Custom Selection
                                                    and the "Greater of"
                                                    GMDB II enhanced death
                                                    benefit, withdrawals
                                                    (including any
                                                    applicable withdrawal
                                                    charges) will reduce
                                                    each of the benefits' 5%
                                                    Roll-up to age 80
                                                    benefit base on a
                                                    dollar-for-dollar basis,
                                                    as long as the sum of
                                                    withdrawals in a
                                                    contract year is 5% or
                                                    less of the 5% Roll-up
                                                    benefit base on the
                                                    contract issue date or
                                                    the most recent contract
                                                    date anniversary, if
                                                    later. Once a withdrawal
                                                    is taken that causes the
                                                    sum of withdrawals in a
                                                    contract year to exceed
                                                    5% of the benefit base
                                                    on the most recent
                                                    anniversary, that entire
                                                    withdrawal and any
                                                    subsequent withdrawals
                                                    in that same contract
                                                    year will reduce the
                                                    benefit base on a pro
                                                    rata basis.

                          How withdrawals affect    If you elect both (1)
                          your Guaranteed minimum   the Guaranteed minimum
                          income benefit and        income benefit and (2)
                          Guaranteed minimum death  the Annual Ratchet to
                          benefit (For New York     age 80 enhanced death
                          and Washington only)      benefit, withdrawals
                                                    (including any
                                                    applicable withdrawal
                                                    charges) will reduce
                                                    each of the benefits'
                                                    benefit bases on a pro
                                                    rata basis for the first
                                                    five contract years if
                                                    the Guaranteed minimum
                                                    income benefit is
                                                    elected at issue. If the
                                                    Guaranteed minimum
                                                    income benefit is added
                                                    after issue, the
                                                    applicable five year
                                                    period begins as of the
                                                    Guaranteed minimum
                                                    income benefit effective
                                                    date.

                                                    Beginning on the first
                                                    day of the 6th contract
                                                    year (or 6th contract
                                                    year after the GMIB
                                                    effective date, if
                                                    applicable), withdrawals
                                                    will reduce the
                                                    Guaranteed minimum
                                                    income benefit Roll-up
                                                    and Annual Ratchet
                                                    benefit bases and the
                                                    Annual Ratchet to age 80
                                                    enhanced death benefit
                                                    base, on a
                                                    dollar-for-dollar basis.
-----------------------------------------------------------------------------

                                     VII-2

                       APPENDIX VII: CONTRACT VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
                          Certain withdrawals (For  If you elected the
                          Accumulator(R),           Guaranteed minimum
                          Accumulator(R) Plus/SM/   income benefit with or
                          and Accumulator(R)        without the Greater of
                          Elite/SM/ contracts only) 5% Roll-up to age 80 or
                                                    the Annual Ratchet to
                                                    age 80 enhanced death
                                                    benefit ("Greater of"
                                                    GMDB I or "Greater of"
                                                    GMDB II), beginning on
                                                    the first day of the 6th
                                                    contract year (after
                                                    GMIB is added) the
                                                    withdrawal charge will
                                                    be waived for any
                                                    withdrawal that,
                                                    together with any prior
                                                    withdrawals made during
                                                    the contract year, does
                                                    not exceed 5% of the
                                                    beginning of contract
                                                    year 5% Roll-up to age
                                                    80 benefit base even if
                                                    such withdrawals exceed
                                                    the free withdrawal
                                                    amount. Also, a
                                                    withdrawal charge does
                                                    not apply to a
                                                    withdrawal that exceeds
                                                    5% of the beginning of
                                                    contract year 5% Roll-up
                                                    to age 80 benefit base
                                                    as long as it does not
                                                    exceed the free
                                                    withdrawal amount. If
                                                    your withdrawals exceed
                                                    the amount described
                                                    above, this waiver is
                                                    not applicable to that
                                                    withdrawal, or to any
                                                    subsequent withdrawals
                                                    for the life of the
                                                    contract.

                          Certain withdrawals (For  If you elect (1) the
                          New York and Washington   Guaranteed minimum
                          only)                     income benefit and (2)
                                                    the Standard death
                                                    benefit, withdrawals
                                                    (including any
                                                    applicable withdrawal
                                                    charges) will reduce the
                                                    5% Roll-up to age 80
                                                    benefit base and the
                                                    Annual Ratchet to age 80
                                                    benefit base on a pro
                                                    rata basis for the first
                                                    five contract years if
                                                    the Guaranteed minimum
                                                    income benefit is
                                                    elected at issue. If the
                                                    Guaranteed minimum
                                                    income benefit is added
                                                    after issue, the
                                                    applicable five year
                                                    period begins as of the
                                                    Guaranteed minimum
                                                    income benefit effective
                                                    date.

                                                    Beginning on the first
                                                    day of the 6th contract
                                                    year (or 6th contract
                                                    year after the GMIB
                                                    effective date, if
                                                    applicable), withdrawals
                                                    will reduce the
                                                    Guaranteed minimum
                                                    income benefit Roll-up
                                                    to Age 80 benefit base
                                                    and the Annual Ratchet
                                                    to age 80 benefit base,
                                                    on a dollar-for-dollar
                                                    basis., as long as the
                                                    sum of withdrawals in a
                                                    contract year is no more
                                                    than 5% of the 5%
                                                    Roll-up to age 80
                                                    benefit base.
-----------------------------------------------------------------------------

                                     VII-3

                       APPENDIX VII: CONTRACT VARIATIONS

Appendix VIII: Rules regarding contributions to your contract


--------------------------------------------------------------------------------


                   THE FOLLOWING TABLES DESCRIBES THE RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT.
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITESM & ACCUMULATOR(R) SELECTSM)

                     .   0-70 (ACCUMULATOR(R) PLUSSM)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS
                     .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 TRADITIONAL IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITESM & ACCUMULATOR(R) SELECT SM)

                     .   20-70 (ACCUMULATOR(R) PLUSSM)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.

                     .   Rollovers from another traditional individual retirement arrangement.

                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.

                     .   Regular IRA contributions.

                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/
                     .   Contributions made after age 70 1/2 must be net of required minimum distributions.

                     .   Although we accept regular IRA contributions (limited to $5,500) under traditional IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------


(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

                                    VIII-1

         APPENDIX VIII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                         ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE & ACCUMULATOR(R) SELECTSM)

                          .   20-70 (ACCUMULATOR(R) PLUSSM)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Rollovers from another Roth IRA.

                          .   Rollovers from a "designated Roth contribution account" under specified retirement plans.

                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.

                          .   Direct custodian-to-custodian transfers from another Roth IRA.

                          .   Regular Roth IRA contributions.

                          .   Additional catch-up contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/
                          .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.

                          .   Although we accept Roth IRA contributions (limited to $5,500) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.
------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                       INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   0-70 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE & ACCUMULATOR(R) SELECTSM)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $1,000
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.

                          .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified circumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/
                          .   Any additional contributions must be from the same type of IRA of the same deceased owner.

                          .   No additional contributions are permitted to Inherited IRA contracts issued as a non-spousal beneficiary direct rollover from an Applicable Plan.
------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                            QP
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-75 (ACCUMULATOR(R) & ACCUMULATOR(R)ELITE/SM/)

                          .   20-70 (ACCUMULATOR(R) PLUSSM)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $500
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Only transfer contributions from other investments within an existing qualified plan trust.

                          .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.

                          .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   A separate QP contract must be established for each plan participant, even defined benefit plan
CONTRIBUTIONS/(1)/            participants.

                          .   We do not accept regular on-going payroll contributions or contributions directly from the employer.

                          .   Only one additional transfer contribution may be made during a contract year.

                          .   No additional transfer contributions after the annuitant's attainment of age 75 or if later, the first contract date anniversary.

                          .   Contributions after age 70 1/2 must be net of any required minimum distributions.

                          .   Maximum aggregate contributions for any contract year is 100% of first-year contributions.

See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.

                                    VIII-2

         APPENDIX VIII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and Independent Registered Public Accounting Firm   2

Distribution of the Contracts                                 2

Financial Statements                                          2

HOW TO OBTAIN AN ACCUMULATOR(R) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49
dated May 1, 2013.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



         E13517/Accumulator '02/'04, '06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0 All

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2013 TO THE CURRENT PROSPECTUSES AND SUPPLEMENTS TO THE PROSPECTUSES FOR ACCUMULATOR(R) SERIES

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together the "Prospectus") offered by AXA Equitable Life Insurance Company ("AXA Equitable"). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.


The purpose of this Supplement is to provide you with information regarding certain Portfolio substitutions. The Portfolios discussed below may not be available in all contracts. Please note the following changes:

1. CHANGES TO PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ ADVISORS TRUST

A. PORTFOLIO SUBSTITUTIONS -- COMBINATION OF CERTAIN VARIABLE INVESTMENT OPTIONS


Beginning on or about June 21, 2013, interests in certain variable investment options (the ''surviving options'') will replace interests in current variable investment options (the ''replaced options''), as listed in the table below. We will move the assets from each replaced option into the applicable surviving option at relative net asset value. We will also automatically direct any contributions made to a replaced option to the applicable surviving option. Any allocation election to a replaced option will be considered as an allocation election to the applicable surviving option. In addition, if you are enrolled in any optional rebalancing program, any election to rebalance with respect to a replaced option will be considered as a rebalancing election to the applicable surviving option.


You may transfer your account value among the investment options, as usual. These transfers will not count against the limit (if any) on the number of transfers permitted under your contract. However, we may impose restrictions on transfers to prevent or limit disruptive transfer and other ''market timing'' activities by contract owners or agents of contract owners as more fully described in "Disruptive transfer activity" under "Transferring your money among investment options." Any contract value remaining in a replaced option on the substitution date will be transferred to the corresponding surviving option. Please note that AXA Equitable will bear all expenses related to the substitutions, and it will have no tax consequences for you. Please contact the customer service center referenced in your Prospectus for more information about these options and for information on how to transfer your contract value.

The following is a list of each Replaced Portfolio(s) and its Surviving
Portfolio.


-----------------------------------------------------------------------------
 REPLACED (CURRENT)       SURVIVING (NEW)               EFFECTIVE ON OR
 PORTFOLIO NAME(S)        PORTFOLIO NAME            ABOUT:
-----------------------------------------------------------------------------
Multimanager Mid Cap      AXA Tactical Manager         July 19, 2013
Growth                    400/(1)/
-----------------------------------------------------------------------------
Multimanager Small Cap    AXA Tactical Manager         July 12, 2013
Growth                    2000/(1)/
Multimanager Small Cap
Value
-----------------------------------------------------------------------------
EQ/Oppenheimer Global     EQ/Global Multi-Sector       July 19, 2013
                          Equity/(1)/
-----------------------------------------------------------------------------
Multimanager Core Bond    EQ/Quality Bond PLUS         July 19, 2013
-----------------------------------------------------------------------------
EQ/MFS International      EQ/International Core        June 21, 2013
Growth                    PLUS
Multimanager
International Equity
-----------------------------------------------------------------------------
EQ/Capital Guardian       EQ/Large Cap Core PLUS       June 21, 2013
Research
EQ/Davis New York Venture
EQ/Lord Abbett Large Cap
Core
EQ/UBS Growth and Income
Multimanager Large Cap
Core Equity
-----------------------------------------------------------------------------
EQ/T. Rowe Price Growth   EQ/Large Cap Growth PLUS     June 21, 2013
Stock
EQ/Wells Fargo Omega
Growth
-----------------------------------------------------------------------------
EQ/BlackRock Basic Value  EQ/Large Cap Value PLUS      July 26, 2013
Equity
EQ/Boston Advisors
Equity Income
EQ/JPMorgan Value
Opportunities
EQ/Van Kampen Comstock
Multimanager Large Cap
Value
-----------------------------------------------------------------------------
Multimanager Mid Cap      EQ/Mid Cap Value PLUS        July 19, 2013
Value
-----------------------------------------------------------------------------
Multimanager Aggressive   EQ/Large Cap Growth PLUS     July 12,2013
Equity
-----------------------------------------------------------------------------


          (1)The Surviving Portfolio is new to your contract and will be added on May 20, 2013. However, the substitution will occur on the date listed in the chart above.



                   IF
                   Accum 9.0                                            #486572

B. VARIABLE INVESTMENT OPTION CHANGES IN OPTION B -- CUSTOM SELECTION
   ALLOCATIONS

   (a)The variable investment options in the four categories in "Option B -- Custom Selection" in "Allocating your contributions" under "Contract features and benefits" in your Prospectus are deleted in their entirety and are replaced with the following:

CATEGORY 1 -- FIXED INCOME

  EQ/Core Bond Index
  EQ/Intermediate Government Bond
  EQ/Money Market
  EQ/Quality Bond PLUS

CATEGORY 2 -- CORE DIVERSIFIED

  AXA Balanced Strategy
  AXA Conservative Growth Strategy
  AXA Conservative Strategy
  AXA Growth Strategy
  AXA Moderate Growth Strategy
  EQ/Common Stock Index
  EQ/Equity 500 Index
  EQ/Franklin Templeton Allocation
  EQ/Large Cap Core PLUS
  EQ/Large Cap Growth Index
  EQ/Large Cap Growth PLUS
  EQ/Large Cap Value Index
  EQ/Large Cap Value PLUS

CATEGORY 3 -- SMALL CAP/MID CAP/INTERNATIONAL

  AXA Tactical Manager 400
  AXA Tactical Manager 2000
  EQ/AllianceBernstein Small Cap Growth
  EQ/Global Multi-Sector Equity
  EQ/International Equity Index
  EQ/International Value PLUS
  EQ/International Core PLUS
  EQ/Mid Cap Index
  EQ/Mid Cap Value PLUS
  EQ/Small Company Index

CATEGORY 4 -- SPECIALTY

  EQ/AXA Franklin Small Cap Value Core
  EQ/Calvert Socially Responsible
  EQ/Morgan Stanley Mid Cap Growth
  EQ/Templeton Global Equity
  Multimanager Technology

   (b)The category and investment option limits chart in "Allocating your contributions" under "Contract features and benefits" in your Prospectus is deleted in its entirety and replaced with the following:

----------------------------------------------------------------------------------------------
                                                     1         2             3
                                                   FIXED     CORE       SMALL/MID/       4
    CATEGORY                                       INCOME DIVERSIFIED  INTERNATIONAL SPECIALTY
----------------------------------------------------------------------------------------------
Maximum for category                                100%      70%           20%         10%
----------------------------------------------------------------------------------------------
Minimum for category                                30%       0%            0%          0%
----------------------------------------------------------------------------------------------
Maximum for each option                             30%       35%/(1)/      10%/(2)/    5%
----------------------------------------------------------------------------------------------

(1)AXA Balanced Strategy, AXA Conservative Growth Strategy, AXA Conservative Strategy, AXA Growth Strategy and AXA Moderate Growth Strategy have a
   70% per option maximum limit.
(2)EQ/Mid Cap Index and EQ/Small Company Index have a 20% per option maximum limit.

   (c)The rules that apply to the allocation of your contributions in the event of changes to the category and investment option limits continue to apply. As a reminder, please note the following:

     . Any amounts you have allocated among the variable investment options will NOT be automatically reallocated to conform with the new category and investment option limits.

     . If your allocation instructions on file prior to a change to our category and investment option limits do NOT COMPLY with our new category and investment option limits:

          -- you will NOT be automatically required to change your allocation instructions;

          -- if you make a subsequent contribution, you will NOT be required to change your allocation instructions (subsequent contributions may not be permitted in your contract);

          -- if you initiate a transfer, you WILL be required to change your instructions.

     . Any change to your allocation instructions must comply with our new category and investment option limits. Your new allocation instructions will apply to all future transactions, including subsequent contributions, transfers and rebalancing.

      Please see "Possible changes to the category and investment option limits" in "Allocating your contributions" under "Contract features and benefits" in your Prospectus for more information.

C. THE FOLLOWING INFORMATION REPLACES THE FIRST SENTENCE OF THE SIXTH PARAGRAPH AND THE LIST OF VARIABLE INVESTMENT OPTIONS IN THE "PORTFOLIOS OF THE TRUSTS" SECTION UNDER "CONTRACT FEATURES AND BENEFITS" IN YOUR PROSPECTUS. PLEASE NOTE THAT THE PROSPECTUSES FOR THE TRUSTS CONTAIN OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING.

PORTFOLIOS OF THE TRUSTS

As described in more detail in the underlying Portfolio prospectuses, the AXA Strategic Allocation Portfolios, the AXA Tactical Manager Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high.



----------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST
 CLASS B SHARES                                                                    INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME        OBJECTIVE                                                   APPLICABLE)
----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER           Seeks to achieve long-term growth of capital.               .   Allianz Global Investors
  TECHNOLOGY                                                                           US LLC
                                                                                   .   AXA Equitable Funds
                                                                                       Management Group, LLC
                                                                                   .   SSgA Funds Management,
                                                                                       Inc.
                                                                                   .   Wellington Management
                                                                                       Company, LLP
----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME        OBJECTIVE                                                   APPLICABLE)
----------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL           Seeks to achieve long-term growth of capital with an        .   AllianceBernstein L.P.
  MANAGER 400          emphasis on risk-adjusted returns and managing volatility   .   AXA Equitable Funds
                       in the Portfolio.                                               Management Group, LLC
                                                                                   .   BlackRock Investment
                                                                                       Management, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL           Seeks to achieve long-term growth of capital with an        .   AllianceBernstein L.P.
  MANAGER 2000         emphasis on risk-adjusted returns and managing volatility   .   AXA Equitable Funds
                       in the Portfolio.                                               Management Group, LLC
                                                                                   .   BlackRock Investment
                                                                                       Management, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA BALANCED           Seeks long-term capital appreciation and current income.    .   AXA Equitable Funds
  STRATEGY                                                                             Management Group, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE       Seeks current income and growth of capital, with a          .   AXA Equitable Funds
  GROWTH STRATEGY      greater emphasis on current income.                             Management Group, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE       Seeks a high level of current income.                       .   AXA Equitable Funds
  STRATEGY                                                                             Management Group, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY    Seeks long-term capital appreciation and current income,    .   AXA Equitable Funds
                       with a greater emphasis on capital appreciation.                Management Group, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH    Seeks long-term capital appreciation and current income,    .   AXA Equitable Funds
  STRATEGY             with a greater emphasis on current income.                      Management Group, LLC
----------------------------------------------------------------------------------------------------------------------------
                       Seeks to achieve long-term growth of capital.               .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN
  SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN        Seeks to achieve long-term total return with an emphasis    .   AXA Equitable Funds
  SMALL CAP VALUE      on risk-adjusted returns and managing volatility in the         Management Group, LLC
  CORE                 Portfolio.                                                  .   BlackRock Investment
                                                                                       Management, LLC
                                                                                   .   Franklin Advisory
                                                                                       Services, LLC
----------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY    Seeks to achieve long-term capital appreciation.            .   Calvert Investment
  RESPONSIBLE                                                                          Management Company Inc.
----------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK        Seeks to achieve a total return before expenses that ap-    .   AllianceBernstein L.P.
  INDEX                proximates the total return performance of the Russell
                       3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                        APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before expenses that approx-     .   AXA Equitable Funds
                     imates the total return performance of the Barclays Inter-           Management Group, LLC
                     mediate U.S. Government/Credit Index, including                  .   SSgA Funds Management,
                     reinvestment of dividends, at a risk level consistent with that      Inc.
                     of the Barclays Intermediate U.S. Government/Credit Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before expenses that ap-         .   AllianceBernstein L.P.
                     proximates the total return performance of the S&P 500
                     Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN          Primarily seeks capital appreciation and secondarily seeks       .   AXA Equitable Funds
  TEMPLETON          income.                                                              Management Group, LLC
  ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL            Seeks to achieve long-term capital appreciation with an          .   AXA Equitable Funds
  MULTI-SECTOR       emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
  EQUITY             in the Portfolio.                                                .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Morgan Stanley Investment
                                                                                          Management Inc.
-------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before expenses that ap-         .   AXA Equitable Funds
  GOVERNMENT BOND    proximates the total return performance of the Barclays              Management Group, LLC
                     Intermediate U.S. Government Bond Index, including re-           .   SSgA Funds Management,
                     investment of dividends, at a risk level consistent with that        Inc.
                     of the Barclays Intermediate U.S. Government Bond Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve long-term growth of capital with an             .   AXA Equitable Funds
  CORE PLUS          emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                     in the Portfolio.                                                .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Hirayama Investments, LLC
                                                                                      .   WHV Investment Management
-------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses) that           .   AllianceBernstein L.P.
  EQUITY INDEX       approximates the total return performance of a composite
                     index comprised of 40% DJ EURO STOXX 50 Index, 25%
                     FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX
                     200 Index, including reinvestment of dividends, at a risk
                     level consistent with that of the composite index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to provide current income and long-term growth of          .   AXA Equitable Funds
  VALUE PLUS         income, accompanied by growth of capital with an emphasis            Management Group, LLC
                     on risk-adjusted returns and managing volatility in the          .   BlackRock Investment
                     Portfolio.                                                           Management, LLC
                                                                                      .   Northern Cross, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE    Seeks to achieve long-term growth of capital with an             .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                     in the Portfolio.                                                .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Institutional Capital LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
  INDEX              approximates the total return performance of the Russell 1000
                     Growth Index, including reinvestment of dividends at a risk level consistent with that of the Russell 1000 Growth Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to provide long-term capital growth with an                .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                     in the Portfolio.                                                .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Marsico Capital
                                                                                          Management, LLC
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                    APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
  INDEX              approximates the total return performance of the Russell         Inc.
                     1000 Value Index, including reinvestment of dividends, at
                     a risk level consistent with that of the Russell 1000 Value
                     Index.
---------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve long-term growth of capital with an         .   AllianceBernstein L.P.
  PLUS               emphasis on risk-adjusted returns and managing volatility    .   AXA Equitable Funds
                     in the Portfolio.                                                Management Group, LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
                     approximates the total return performance of the S&P             Inc.
                     Mid Cap 400 Index, including reinvestment of dividends,
                     at a risk level consistent with that of the S&P Mid Cap
                     400 Index.
---------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE     Seeks to achieve long-term capital appreciation with an      .   AXA Equitable Funds
  PLUS               emphasis on risk adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Wellington Management
                                                                                      Company, LLP
---------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current income, preserve     .   The Dreyfus Corporation
                     its assets and maintain liquidity.
---------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY    Seeks to achieve capital growth.                             .   Morgan Stanley
  MID CAP GROWTH                                                                      Investment Management Inc.
---------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent with         .   AllianceBernstein L.P.
                     moderate risk to capital.
---------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before expenses)  .   AllianceBernstein L.P.
  INDEX              the total return of the Russell 2000 Index.
---------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL  Seeks to achieve long-term capital growth with an            .   AXA Equitable Funds
  EQUITY             emphasis on risk adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Templeton Investment
                                                                                      Counsel, LLC
---------------------------------------------------------------------------------------------------------------------------



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVE, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.


D. IMPORTANT INFORMATION ABOUT THE EFFECTIVE ANNUAL ROLL-UP RATE CREDITED TO YOUR GUARANTEED MINIMUM DEATH BENEFIT BASE AND GUARANTEED MINIMUM INCOME BENEFITS BASE

   For the purposes of calculating any applicable guaranteed minimum death benefit base or guaranteed minimum income benefit base (hereinafter, "benefit base") that is computed based on an annual roll-up rate, the effective annual roll-up rate credited to your benefit base for each surviving option will be the same as the replaced option. For more information about these benefits, please see "Contract features and benefits" in your Prospectus, or your contract, or consult with your financial professional.

  Accumulator(R) Series is issued by and is a registered service mark of AXA
               Equitable Life Insurance Company (AXA Equitable).
 Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC 1290
                   Avenue of the Americas New York, NY 10104

   Copyright 2013 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                (212) 554-1234

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2013


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE TAKING ANY ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY . The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options":
(i) variable investment options, (ii) the guaranteed interest option, or
(iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging./(1)/

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

WITH LIMITED EXCEPTIONS, WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. WE CURRENTLY CONTINUE TO ACCEPT CONTRIBUTIONS TO: (I) QP CONTRACTS; AND (II) ALL CONTRACTS ISSUED IN THE STATES OF FLORIDA AND TEXAS. REFERENCES TO CONTRIBUTIONS IN THIS PROSPECTUS ARE FOR THE BENEFIT OF CONTRACT OWNERS CURRENTLY ELIGIBLE TO CONTINUE MAKING CONTRIBUTIONS TO THE CONTRACTS.

The contracts may not have been available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VI later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.


-------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
.. AXA Aggressive Allocation/(1)(2)/              . EQ/AllianceBernstein Small Cap Growth
.. AXA Conservative Allocation/(1)(2)/            . EQ/AXA Franklin Small Cap Value Core/(2)/
.. AXA Conservative-Plus                          . EQ/BlackRock Basic Value Equity/(2)/
  Allocation/(1)(2)/                             . EQ/Boston Advisors Equity Income/(2)/
.. AXA Moderate Allocation/(1)(2)/                . EQ/Capital Guardian
.. AXA Moderate-Plus Allocation/(1)(2)/             Research/(2)/
-------------------------------------------------------------------------------------------------

(+)The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite/SM/ contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts.

-------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
.. EQ/Common Stock Index/(2)/                     . EQ/Money Market/(2)/
.. EQ/Core Bond Index/(2)/                        . EQ/Morgan Stanley Mid Cap
.. EQ/Davis New York Venture                        Growth/(2)/
.. EQ/Equity 500 Index/(2)/                       . EQ/Mutual Large Cap Equity
.. EQ/Equity Growth PLUS                          . EQ/Oppenheimer Global
.. EQ/Franklin Core Balanced                      . EQ/PIMCO Ultra Short Bond
.. EQ/Franklin Templeton Allocation               . EQ/Small Company Index/(2)/
.. EQ/GAMCO Mergers and Acquisitions              . EQ/T. Rowe Price Growth
.. EQ/GAMCO Small Company Value                     Stock/(2)/
.. EQ/Global Bond PLUS                            . EQ/Templeton Global Equity
.. EQ/Global Multi-Sector Equity                  . EQ/UBS Growth and Income/(2)/
.. EQ/Intermediate Government                     . EQ/Van Kampen Comstock
  Bond/(2)/                                      . EQ/Wells Fargo Omega Growth
.. EQ/International Core PLUS/(2)/                . Multimanager Aggressive Equity
.. EQ/International Equity Index                  . Multimanager Core Bond/(2)/
.. EQ/International Value PLUS                    . Multimanager International
.. EQ/JPMorgan Value                                Equity/(2)/
  Opportunities)/(2)/                            . Multimanager Large Cap Core
.. EQ/Large Cap Core PLUS/(2)/                      Equity/(2)/
.. EQ/Large Cap Growth Index/(3)/                 . Multimanager Large Cap
.. EQ/Large Cap Growth PLUS/(2)/                    Value/(2)/
.. EQ/Large Cap Value Index/(2)/                  . Multimanager Mid Cap Growth/(2)/
.. EQ/Lord Abbett Large Cap Core/(2)/             . Multimanager Mid Cap Value/(2)/
.. EQ/MFS International Growth                    . Multimanager Multi-Sector Bond
.. EQ/Mid Cap Index/(2)/                          . Multimanager Small Cap
                                                   Growth/(2)/
                                                 . Multimanager Small Cap
                                                   Value/(2)/
                                                 . Multimanager Technology
-------------------------------------------------------------------------------------------------

(1)The "AXA Allocation" Portfolios.
(2)Not all variable investment options are available under all contracts. If you purchased your contract after approximately February 17, 2009, only these variable investment options are available under your contract. The other variable investment options listed on the front cover of this Prospectus are only available to contract owners who purchased their contracts before that date.

(3)This new variable investment option will be available on or about May 20, 2013, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for more information on this new variable investment option.


You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.

You may also allocate amounts to the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), which are discussed later in this Prospectus. If you elect a Principal guarantee benefit, your investment options will be

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                        #416965/8.0/8.2/8.3 All

                                                                       (R-4/15)
limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), the AXA Allocation Portfolios and, under certain contracts, the EQ/Franklin Templeton Allocation Portfolio. If you elect the Guaranteed minimum income benefit and it later converts to the Guaranteed withdrawal benefit for life, your variable investment options will be limited to the AXA Allocation Portfolios and, under certain contracts, the EQ/Franklin Templeton Allocation Portfolio.

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

   We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

..   An annuity that is an investment vehicle for qualified defined contribution plans and certain qualified defined benefit plans ("QP").


..   An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") --
    ("Rollover TSA") (Rollover and direct transfer contributions only; employer or plan approval required). (Please note that Rollover TSA contracts were discontinued on June 8, 2009, and we no longer accept contributions to TSA contracts.)


Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix IX" for more information.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2013 is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


CONTRACT VARIATIONS. These versions of the Accumulator(R) Series contracts are no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix VII later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.

Contents of this Prospectus

--------------------------------------------------------------------------------








       Index of key words and phrases                                 5
       Who is AXA Equitable?                                          7
       How to reach us                                                8
       The Accumulator(R) Series at a glance -- key features         10


       -----------------------------------------------------------------
       FEE TABLE
       -----------------------------------------------------------------

       Examples                                                      15
       Condensed financial information                               16


       -----------------------------------------------------------------
       1.CONTRACT FEATURES AND BENEFITS
       -----------------------------------------------------------------
       How you can contribute to your contract                       17
       Owner and annuitant requirements                              17
       How you can make your contributions                           18
       What are your investment options under the contract?          19
       Portfolios of the Trusts                                      20
       Allocating your contributions                                 26
       Credits (FOR ACCUMULATOR(R) PLUS/SM /CONTRACTS ONLY)          29
       Guaranteed minimum death benefit and Guaranteed minimum
         income benefit base                                         30
       Annuity purchase factors                                      32
       Guaranteed minimum income benefit                             32
       Adding the Guaranteed minimum income benefit after issue      34
       Dropping the Guaranteed minimum income benefit after issue    35
       Guaranteed minimum death benefit                              35
       Guaranteed withdrawal benefit for life ("GWBL")               37
       Dropping the Guaranteed withdrawal benefit for life after
         conversion                                                  43
       Principal guarantee benefits                                  43
       Guaranteed benefit offers                                     44
       Inherited IRA beneficiary continuation contract               45
       Your right to cancel within a certain number of days          46


       -----------------------------------------------------------------
       2.DETERMINING YOUR CONTRACT'S VALUE                           47
       -----------------------------------------------------------------
       Your account value and cash value                             47
       Your contract's value in the variable investment options      47
       Your contract's value in the guaranteed interest option       47
       Your contract's value in the account for special dollar cost
         averaging                                                   47
       Insufficient account value                                    47


-------------
"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

      -------------------------------------------------------------------
      3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
        OPTIONS
      -------------------------------------------------------------------
      Transferring your account value                                 48
      Our administrative procedures for calculating your Roll-Up
        benefit base following a transfer                             48
      Disruptive transfer activity                                    49
      Rebalancing your account value                                  50


      -------------------------------------------------------------------
      4.ACCESSING YOUR MONEY
      -------------------------------------------------------------------
      Withdrawing your account value                                  51
      How withdrawals are taken from your account value               54
      How withdrawals affect your Guaranteed minimum income
        benefit, Guaranteed minimum death benefit and Principal
        guarantee benefits                                            54
      How withdrawals affect your GWBL                                55
      Withdrawals treated as surrenders                               55
      Loans under Rollover TSA contracts                              55
      Surrendering your contract to receive its cash value            56
      When to expect payments                                         56
      Your annuity payout options                                     56


      -------------------------------------------------------------------
      5.CHARGES AND EXPENSES
      -------------------------------------------------------------------
      Charges that AXA Equitable deducts                              59
      Charges that the Trusts deduct                                  63
      Group or sponsored arrangements                                 63
      Other distribution arrangements                                 63


      -------------------------------------------------------------------
      6.PAYMENT OF DEATH BENEFIT
      -------------------------------------------------------------------
      Your beneficiary and payment of benefit                         64
      Beneficiary continuation option                                 66


      -------------------------------------------------------------------
      7.TAX INFORMATION
      -------------------------------------------------------------------
      Overview                                                        69
      Contracts that fund a retirement arrangement                    69
      Transfers among investment options                              69
      Taxation of nonqualified annuities                              69
      Individual retirement arrangements (IRAs)                       71
      Traditional individual retirement annuities (traditional IRAs)  72
      Roth individual retirement annuities (Roth IRAs)                76
      Federal and state income tax withholding and information
        reporting                                                     79
      Special rules for contracts funding qualified plans             80
      Impact of taxes to AXA Equitable                                80


      -------------------------------------------------------------------
      8.MORE INFORMATION
      -------------------------------------------------------------------
      About Separate Account No. 49                                   81
      About the Trusts                                                81
      About the general account                                       81
      About other methods of payment                                  82
      Dates and prices at which contract events occur                 82
      About your voting rights                                        83


Statutory compliance                                      84
About legal proceedings                                   84
Financial statements                                      84
Transfers of ownership, collateral assignments, loans and
  borrowing                                               84
About Custodial IRAs                                      84
How divorce may affect your guaranteed benefits           85
How divorce may affect your Joint Life GWBL               85
Distribution of the contracts                             85



       ------------------------------------------------------------------
       APPENDICES
       ------------------------------------------------------------------
          I  --  Condensed financial information                      I-1
         II  --  Purchase considerations for QP contracts            II-1
        III  --  Enhanced death benefit example                     III-1
         IV  --  Hypothetical illustrations                          IV-1
          V  --  Earnings enhancement benefit example                 V-1
         VI  --  State contract availability and/or variations of
                   certain features and benefits                     VI-1
        VII  --  Contract variations                                VII-1
       VIII  --  Tax-sheltered annuity contracts (TSAs)            VIII-1
         IX  --  Rules regarding contributions to your contract      IX-1


       ------------------------------------------------------------------
       STATEMENT OF ADDITIONAL INFORMATION
         Table of contents
       ------------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.


                                                                    PAGE

       4% Roll-Up to age 85                                          30
       account for special dollar cost averaging                     26
       account for special money market dollar cost averaging        27
       account value                                                 47
       administrative charge                                         59
       annual administrative charge                                  60
       Annual Ratchet                                                41
       Annual Ratchet to age 85 enhanced death benefit               31
       annuitant                                                     17
       annuitization                                                 56
       annuity maturity date                                         58
       annuity payout options                                        56
       annuity purchase factors                                      32
       automatic annual reset program                                31
       automatic customized reset program                            31
       automatic investment program                                  82
       AXA Allocation portfolios                                      1
       beneficiary                                                   64
       Beneficiary continuation option ("BCO")                       66
       business day                                                  82
       cash value                                                    47
       charges for state premium and other applicable taxes          63
       contract date                                                 18
       contract date anniversary                                     18
       contract year                                                 18
       contributions to Roth IRAs                                    77
          regular contributions                                      77
          rollovers and direct transfers                             77
          conversion contributions                                   78
       contributions to traditional IRAs                             72
          regular contributions                                      72
          rollovers and direct transfers                             73
       Conversion effective date                                     37
       Conversion transaction date                                   37
       credit                                                        29
       disability, terminal illness or confinement to nursing home   61
       disruptive transfer activity                                  49
       Distribution Charge                                           59
       Earnings enhancement benefit                                  36
       Earnings enhancement benefit charge                           62
       ERISA                                                         63
       Excess withdrawal                                             40
       fixed-dollar option                                           28
       Flexible Premium IRA                                           2
       Flexible Premium Roth IRA                                      2
       free look                                                     46
       free withdrawal amount                                        61
       general account                                               81
       general dollar cost averaging                                 28
       GMIB addition date                                            35
       GMIB effective date                                           35
       GMIB effective date anniversary                               34
       guaranteed interest option                                    26


                                                                 PAGE

          Guaranteed minimum death benefit                          35
          Guaranteed minimum death benefit and
            Guaranteed minimum income benefit base                  30
          Guaranteed minimum income benefit                         32
          Guaranteed minimum income benefit charge                  62
          Guaranteed minimum income benefit "no lapse
            guarantee"                                              33
          Guaranteed withdrawal benefit for life ("GWBL")           37
          Guaranteed withdrawal benefit for life benefit charge     63
          GWBL benefit base                                         38
          Inherited IRA                                           2,44
          investment options                                         1
          Investment simplifier                                     28
          IRA                                                        2
          IRS                                                       69
          lifetime required minimum distribution withdrawals        53
          loan reserve account                                      56
          loans under Rollover TSA                                  55
          market timing                                             49
          Maturity date annuity payments                            59
          Mortality and expense risks charge                        59
          NQ                                                         2
          one-time reset option                                     31
          Online Account Access                                      8
          partial withdrawals                                       52
          participant                                               18
          Portfolio                                                  1
          Principal guarantee benefits                              43
          processing office                                       2, 8
          QP                                                         2
          rebalancing                                               50
          Rollover IRA                                               2
          Rollover TSA                                               2
          Roll-Up benefit base reset option                         31
          Roth Conversion IRA                                        2
          Roth IRA                                                   1
          SAI                                                        2
          SEC                                                        2
          self-directed allocation                                  26
          Separate Account No. 49                                   81
          Special dollar cost averaging                             26
          Special money market dollar cost averaging                27
          standard death benefit                                    30
          substantially equal withdrawals                           53
          Spousal continuation                                      65
          systematic withdrawals                                    52
          TOPS                                                       8
          TSA                                                        2
          traditional IRA                                            1
          Trusts                                                 1, 81
          unit                                                      47
          variable investment options                            1, 19
          wire transmittals and electronic applications             82
          withdrawal charge                                         60

                        INDEX OF KEY WORDS AND PHRASES

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
variable investment options            Investment Funds

account value                          Annuity Account Value

unit                                   Accumulation Unit

Guaranteed minimum income benefit      Excess Withdrawal
excess withdrawal

guaranteed interest option             Guaranteed Interest Account
-----------------------------------------------------------------------------

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------




We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $537 billion in assets as of December 31, 2012. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US


Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain non-financial transactions, including addition of the Guaranteed minimum income benefit after contract issuance and termination of a systematic withdrawal option;

..   statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option and eligibility to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 85.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options (not available through TOPS).

You can also:

..   change your allocation percentages and/or transfer among the investment options;

..   elect to receive certain contract statements electronically;

..   enroll in, modify or cancel a rebalancing program (through Online Account
    Access only);

..   change your address (not available through TOPS);

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your Online Account Access password (through Online Account Access only); and

..   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

                             WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth Conversion IRA or, depending on your contract, Flexible Premium Roth IRA contract;

(3)election of the automatic investment program;

(4)requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)spousal consent for loans under Rollover TSA contracts;

(6)requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required) and contracts with the Guaranteed withdrawal benefit for life ("GWBL");

(7)tax withholding elections (see withdrawal request form);

(8)election of the beneficiary continuation option;

(9)IRA contribution recharacterizations;

(10)Section 1035 exchanges;

(11)direct transfers and rollovers;

(12)exercise of the Guaranteed minimum income benefit;

(13)requests to reset your Roll-Up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(14)requests to opt out of or back into the Annual Ratchet of the GWBL benefit base;

(15)death claims;

(16)change in ownership (NQ only, if available under your contract);

(17)requests for enrollment in either our Maximum payment plan or Customized payment plan under the GWBL;

(18)purchase by, or change of ownership to, a non-natural owner;

(19)requests to reset the guaranteed minimum value for contracts with a Principal guarantee benefit;

(20)requests to collaterally assign your NQ contract;

(21)requests to drop the GWBL or add or drop the Guaranteed minimum income benefit;

(22)election to convert the Guaranteed minimum income benefit to the GWBL at age 85;


(23)requests to add a Joint life after conversion of the Guaranteed minimum income benefit to the GWBL at age 85;

(24)transfers into and among the investment options; and

(25)requests for withdrawals.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts only);

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and

(6)RMD payments from inherited IRAs.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;

(2)general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts only);

(4)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only);

(5)substantially equal withdrawals;

(6)systematic withdrawals; and

(7)the date annuity payments are to begin.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST ONE CALENDAR DAY PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:


(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------

FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumulator(R) Elite/SM/, and Accumulator(R) Select/SM/.
                      Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.

                      Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                      Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "How you can contribute to your contract" in "Contract features and benefits" and "Rules regarding contributions to your contract" in "Appendix
                      IX" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.

                                ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                ACCUMULATOR(R)  PLUS/SM/        ELITE/SM/       SELECT/SM/
-------------------------------------------------------------------------------
Special dollar       Yes             No              Yes             No
cost averaging
-------------------------------------------------------------------------------
Special money        No              Yes             No              Yes
market dollar
cost averaging
-------------------------------------------------------------------------------
Credits              No              Yes             No              No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional
                            to decide which series of the contract may be
                            appropriate for you based on a thorough analysis
                            of your particular insurance needs, financial
                            objectives, investment goals, time horizons and
                            risk tolerance.
-------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment
MANAGEMENT                  options invest in different Portfolios managed by
                            professional investment advisers.
-------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
-------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until
                                you make withdrawals from your contract or
                                receive annuity payments.
                            ---------------------------------------------------
                            .   No tax on transfers among investment options
                                inside the contract.
                            ---------------------------------------------------
                            If you are purchasing or contributing to an
                            annuity contract, which is an Individual
                            Retirement Annuity (IRA) or Tax Sheltered Annuity
                            (TSA), or to fund an employer retirement plan (QP
                            or Qualified Plan), you should be aware that such
                            annuities do not provide tax deferral benefits
                            beyond those already provided by the Internal
                            Revenue Code for these types of arrangements.
                            Before purchasing or contributing to one of these
                            contracts, you should consider whether its
                            features and benefits beyond tax deferral meet
                            your needs and goals. You may also want to
                            consider the relative features, benefits and costs
                            of these annuities compared with any other
                            investment that you may use in connection with
                            your retirement plan or arrangement. Depending on
                            your personal situation, the contract's guaranteed
                            benefits may have limited usefulness because of
                            required minimum distributions ("RMDs").
-------------------------------------------------------------------------------
GUARANTEED MINIMUM          The Guaranteed minimum income benefit provides
INCOME BENEFIT              income protection for you during your life once
                            you elect to annuitize the contract by exercising
                            the benefit. If you do not elect to exercise the
                            Guaranteed minimum income benefit, this benefit
                            will automatically convert to a Guaranteed
                            withdrawal benefit for life as of the contract
                            date anniversary following age 85, unless you
                            terminate the benefit.
                            The Guaranteed withdrawal benefit for life
                            guarantees that you can take withdrawals up to a
                            maximum amount each contract year. The Guaranteed
                            withdrawal benefit for life is only available upon
                            conversion of the Guaranteed minimum income
                            benefit at age 85; you cannot elect it at issue.
-------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

-------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS  We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA, issued in
                      the states of Florida and Texas. Information regarding
                      contributions in this section is for the benefit of
                      contract owners currently eligible to continue making
                      contributions to the contracts.

                      The chart below shows the minimum initial and additional contribution amounts under the contracts. Initial contribution amounts are provided for informational purposes only. See "Rules regarding contributions to your contract" in "Appendix IX" for more information.



                                                          ACCUMULATOR(R)           ACCUMULATOR(R)           ACCUMULATOR(R)
                                  ACCUMULATOR(R)          PLUS/SM/                 ELITE/SM/                SELECT/SM/
-----------------------------------------------------------------------------------------------------------------------------------
NQ                                $5,000($500)/(1)/       $10,000($500)/(1)/       $10,000($500)/(1)/       $25,000($500)/(1)/
-----------------------------------------------------------------------------------------------------------------------------------
Rollover IRA                      $5,000($50)/(1)/        $10,000($50)/(1)/        $10,000($50)/(1)/        $25,000($50)/(1)/
-----------------------------------------------------------------------------------------------------------------------------------
Flexible Premium IRA              $4,000($50)/(2)/        n/a                      n/a                      n/a
-----------------------------------------------------------------------------------------------------------------------------------
Roth Conversion IRA               $5,000($50)/(1)/        $10,000($50)/(1)/        $10,000($50)/(1)/        $25,000($50)/(1)/
-----------------------------------------------------------------------------------------------------------------------------------
Flexible Premium Roth IRA         $4,000($50)/(2)/        n/a                      n/a                      n/a
-----------------------------------------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary         $5,000($1,000)          n/a                      $10,000($1,000)          $25,000($1,000)
Continuation contract
(traditional IRA or Roth
IRA) ("Inherited IRA")
-----------------------------------------------------------------------------------------------------------------------------------
QP                                $5,000($500)            $10,000($500)            $10,000($500)            n/a
-----------------------------------------------------------------------------------------------------------------------------------
Rollover TSA/(3)/                 $5,000($500)            $10,000($500)            $10,000($500)            $25,000($500)
-----------------------------------------------------------------------------------------------------------------------------------
/(1)/$100 monthly and $300 quarterly under our automatic investment program.
/(2)/$50 monthly or quarterly under our automatic investment program.
/(3)/Please note that Rollover TSA contracts were discontinued on June 8, 2009. We no longer accept contributions to TSA contracts.



                          .   Maximum contribution limitations apply to all
                              contracts. For more information, please see "How
                              you can contribute to your contract" in
                              "Contract features and benefits" later in this
                              Prospectus.
                          -----------------------------------------------------
                          In general, contributions are limited to $1.5
                          million ($500,000 maximum for owners or annuitants
                          who are age 81 and older at contract issue) under
                          all Accumulator(R) Series contracts with the same
                          owner or annuitant. We generally limit aggregate
                          contributions made after the first contract year to
                          150% of first-year contributions. Upon advance
                          notice to you, we may exercise certain rights we
                          have under the contract regarding contributions,
                          including our rights to (i) change minimum and
                          maximum contribution requirements and limitations,
                          and (ii) discontinue acceptance of contributions.
                          Further, we may at any time exercise our rights to
                          limit or terminate your contributions and transfers
                          to any of the variable investment options and to
                          limit the number of variable investment options
                          which you may elect. For more information, please
                          see "How you can contribute to your contract" in
                          "Contract features and benefits" later in this
                          Prospectus.
-------------------------------------------------------------------------------
CREDIT                    We allocate your contributions to your account
(ACCUMULATOR(R) PLUS/SM/  value. We allocate a credit to your account value at
CONTRACTS ONLY)           the same time that we allocate your contributions.
                          The credit will apply to additional contribution
                          amounts only to the extent that those amounts exceed
                          total withdrawals from the contract. The amount of
                          credit may be up to 5% of each contribution,
                          depending on certain factors. The credit is subject
                          to recovery by us in certain limited circumstances.
-------------------------------------------------------------------------------
ACCESS TO YOUR MONEY      .   Partial withdrawals
                          .   Several withdrawal options on a periodic basis
                          .   Loans under Rollover TSA contracts (employer or
                              plan approval required)
                          .   Contract surrender
                          .   Maximum payment plan (only under contracts with
                              GWBL)
                          .   Customized payment plan (only under contracts
                              with GWBL)
                          You may incur a withdrawal charge (not applicable to
                          Accumulator(R) Select/SM /contracts) for certain
                          withdrawals or if you surrender your contract. You
                          may also incur income tax and a tax penalty. Certain
                          withdrawals will diminish the value of optional
                          benefits.
-------------------------------------------------------------------------------
PAYOUT OPTIONS            .   Fixed annuity payout options
-------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

-------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Guaranteed minimum death benefit options
                           .   Principal guarantee benefits
                           .   Dollar cost averaging
                           .   Automatic investment program
                           .   Account value rebalancing (quarterly,
                               semiannually, and annually)
                           .   Free transfers
                           .   Waiver of withdrawal charge for certain
                               withdrawals, disability, terminal illness, or
                               confinement to a nursing home (not applicable
                               to Accumulator(R) Select/SM /contracts)
                           .   Earnings enhancement benefit, an optional death
                               benefit available under certain contracts
                           .   Option to add or drop the Guaranteed minimum
                               income benefit after issue
                           .   Option to drop the Guaranteed withdrawal
                               benefit for life after conversion
                           .   Spousal continuation
                           .   Beneficiary continuation option
                           .   Roll-Up benefit base reset
-------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for
                           complete details.
-------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see "Rules regarding contributions to your
AGES                       contract" in "Appendix IX" for owner and annuitant
                           issue ages applicable to your contract.
-------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS  From time to time, we may offer you some form of payment or incentive in return for terminating or
                           modifying certain guaranteed benefits. See
                           "Guaranteed benefit offers" in "Contract features
                           and benefits" for more information.
-------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VI LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's features, benefits, rights and obligations. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

EXCHANGE PROGRAMS

From time to time we may offer programs under which certain Accumulator(R) Elite/SM/ contracts previously issued by us (the "old contract") may be exchanged for the Accumulator(R) Elite/SM/ contract offered by this Prospectus (the "new contract"). Under any such program, the old contract may only be surrendered if the entire account value is free of surrender charges. The account value attributable to the old contract would not be subject to any withdrawal charge under the new contract, but would be subject to all other charges and fees under the new contract. Any additional contributions to the new contract would be subject to all fees and charges, including the withdrawal charge described in this Prospectus. If you are the owner of an old contract, you should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by your old contract to the benefits and guarantees that would be provided by the new contract offered by this Prospectus. You should also compare the fees and charges of your old contract to the fees and charges of the new contract described in this Prospectus, which may be higher than your old contract. Any such program will be made available on terms and conditions determined by us and will comply with applicable law. As of the date of this Prospectus, we do not currently have a program in connection with an exchange of an old contract to a new contract.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

All features listed below may not have been available at the time you purchased your contract. See Appendix VII later in this Prospectus for more information.


The first table describes fees and expenses that you will pay at the time you surrender the contract, request special services or if you make certain withdrawals or apply your cash value to certain payout options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.



---------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE
 TIME YOU REQUEST CERTAIN TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of
contributions with drawn/(1) /(deducted if you
surrender your contract or make certain            ACCUMULATOR(R)              ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
withdrawals or apply your cash value to certain                                PLUS/SM/       ELITE/SM/      SELECT/SM/
payout options).                                   7.00%                       8.00%          8.00%          N/A

SPECIAL SERVICES CHARGES

..   Wire transfer charge                           Current and Maximum Charge: $90

..   Express mail charge                            Current and Maximum Charge: $35

..   Duplicate contract charge                      Current and Maximum Charge: $35
---------------------------------------------------------------------------------------------------------------------------


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

-------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH
 CONTRACT DATE ANNIVERSARY
-------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge/(2)/
   If your account value on a contract date
   anniversary is less than $50,000/(3)/             $30

   If your account value on a contract date          $0
   anniversary is $50,000 or more
-------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET
 ASSETS/(4)/
-------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                                   ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                                                     ACCUMULATOR(R) PLUS/SM/        ELITE/SM/       SELECT/SM/
Mortality and expense risks/(5)/                     0.80%          0.95%           1.10%           1.10%
Administrative                                       0.30%          0.35%           0.30%           0.25%
Distribution                                         0.20%          0.25%           0.25%           0.35%
                                                     -----          -----           -----           -----
Total Separate account annual expenses               1.30%          1.55%           1.65%           1.70%

                                   FEE TABLE

------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH
 YEAR IF YOU ELECT ANY OF THE FOLLOWING OPTIONAL
 BENEFITS/(6)/
------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE
(Calculated as a percentage of the applicable
benefit base./(8) /Deducted annually on each
contract date anniversary for which the benefit
is in effect.)

   Standard death benefit                            No
                                                     Charge

   Annual Ratchet to age 85                          0.25%

   Annual Ratchet to age 85 (New York only)          0.30%

   Greater of 4% Roll-Up to age 85 or Annual         1.00%/(8)/
   Ratchet to age 85

   (ONLY AVAILABLE IF YOU ALSO ELECT THE
   GUARANTEED MINIMUM INCOME BENEFIT)

   If you elect to reset this benefit base, we
   will increase your charge to:                     1.15%
------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE/(7)
/(Calculated as a percentage of the applicable
benefit base./(8) /Deducted annually on each
contract date anniversary for which the benefit
is in effect.)                                       1.00%/(9)/

   If you elect to reset the Roll-Up benefit
   base, we will increase your charge to:            1.30%
------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE/(7)
/(Calculated as a percent age of the account
value. Deducted annually on each contract date
anniversary for which the benefit is in effect.)     0.35%
------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT
CHARGE (Available only upon conversion of the
Guaranteed minimum income benefit and calculated
as a percentage of the GWBL benefit base./(7)/
Deducted annually on each contract date
anniversary for which the benefit is in effect.)     1.00%/(10)/

If your GWBL benefit base ratchets, we will
  increase your charge to:                           1.30%
Please see "Guaranteed withdrawal benefit for
life ("GWBL")" in "Contract features and
benefits" for more information about this
feature, including its benefit base and the
Annual Ratchet provision, and "Guaranteed
withdrawal benefit for life benefit charge" in
"Charges and expenses," both later in this
Prospectus.
------------------------------------------------------------------
PRINCIPAL GUARANTEE BENEFITS CHARGE/(7)
/(Calculated as a percentage of the account
value. Deducted annually on each contract date
anniversary for which the benefit is in effect.)

   100% Principal guarantee benefit                  0.50%

   125% Principal guarantee benefit                  0.75%
------------------------------------------------------------------

NET LOAN INTEREST CHARGE - ROLLOVER TSA CONTRACTS
ONLY (Calculated and deducted daily as a
percentage of the outstanding loan amount.)          2.00%/(11)/

------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


--------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF
 DAILY NET ASSETS/(4)/
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012 (expenses
that are deducted from Portfolio assets including management      Lowest Highest
fees, 12b-1 fees, service fees, and/or other expenses)/(12)/      0.63%  1.44%
--------------------------------------------------------------------------------

                                   FEE TABLE

Notes:

(1)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)    Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
    1.........     7.00%          8.00%          8.00%
    2.........     7.00%          8.00%          7.00%
    3.........     6.00%          7.00%          6.00%
    4.........     6.00%          7.00%          5.00%
    5.........     5.00%          6.00%          0.00%
    6.........     3.00%          5.00%          0.00%
    7.........     1.00%          4.00%          0.00%
    8.........     0.00%          3.00%          0.00%
    9.........     0.00%          2.00%          0.00%
    10+.......     0.00%          0.00%          0.00%

(2)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(3)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(4)Daily net assets is the sum of the value of the amounts invested in all your portfolios before we deduct applicable contract charges, which are set forth in the tables above.

(5)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM/ contracts, the charges also compensate us for the expense associated with the credit.

(6)If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(7)You may not elect both the Guaranteed minimum income benefit and one of our Principal guarantee benefits. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life at age 85, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

(8)The benefit base is not an account value or cash value. If you elect the Guaranteed minimum income benefit and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Accumulator(R) Plus/SM/ contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" later in this Prospectus.


(9)We will increase this charge to 1.30% if you elect to reset your Roll-Up benefit base on any contract date anniversary. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.


(10)This assumes that the Guaranteed minimum income benefit charge does not increase before the Conversion effective date at age 85. If it did, the charge would equal the Guaranteed minimum income benefit charge percentage at the time of conversion, which could be as high as 1.30%. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.

(11)We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(12)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2012, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and the EQ/Small Company Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 and the Earnings enhancement benefit with the Guaranteed minimum income benefit) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in the prior calendar year, which results in an estimated administrative charge calculated as a percentage of contract value, as follows:
Accumulator(R) 0.012%; Accumulator(R) Plus/SM/0.009%; Accumulator(R) Elite/SM/0.008%; and Accumulator(R) Select/SM/0.006%.

The guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract) and the charge for any optional benefits do apply to the guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract).

                                   FEE TABLE

The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts assumes a 4% credit was applied to your contribution. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges that would apply based on a 5% rate of return and total annual expenses of the Portfolios (before expense limitations) as set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            ACCUMULATOR(R)
---------------------------------------------------------------------------------------------------------------
                                                                          IF YOU DO NOT SURRENDER YOUR CONTRACT
                                    IF YOU SURRENDER YOUR CONTRACT AT THE  AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,234   $2,320    $3,438    $6,116    $534    $1,720    $2,938    $6,116
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,149   $2,073    $3,040    $5,402    $449    $1,473    $2,540    $5,402
---------------------------------------------------------------------------------------------------------------


                                       ACCUMULATOR(R) ELITE/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,370   $2,425    $3,104    $6,402    $570    $1,825    $3,104    $6,402
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,285   $2,179    $2,712    $5,715    $485    $1,579    $2,712    $5,715
---------------------------------------------------------------------------------------------------------------
                                        ACCUMULATOR(R) PLUS/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                        IF YOU SURRENDER AT THE           CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,377   $2,541    $3,732    $6,474    $577    $1,841    $3,132    $6,474
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,290   $2,286    $3,323    $5,749    $490    $1,586    $2,723    $5,749
---------------------------------------------------------------------------------------------------------------


                                       ACCUMULATOR(R) SELECT/SM/
------------------------------------------------------------------------------------------------------------
                                                                         IF YOU SURRENDER OR DO NOT
                                    IF YOU ANNUITIZE AT THE END OF THE SURRENDER YOUR CONTRACT AT THE END OF
                                        APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------
                                    1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                        N/A      $2,189  $3,476   $6,791   $575    $1,839    $3,126    $6,441
------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                        N/A      $1,944  $3,085   $6,107   $490    $1,594    $2,735    $5,757
------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus or the Statement of Additional Information for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2012.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.


We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the states of Florida and Texas. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.


Additional contributions may not be permitted in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are permitted in your state.

The table in Appendix IX summarizes our current rules regarding contributions to your contract, which rules are subject to change. We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
WE HAVE EXERCISED OUR RIGHT TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS TO THE CONTRACTS AS DESCRIBED ABOVE. WE RESERVE THE RIGHT TO FURTHER CHANGE OUR
CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS TO THE CONTRACTS.
--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. We currently permit aggregate contributions greater than the 150% limit if both: (i) the owner (or joint owner or joint annuitant, if applicable) is age 75 or younger; and (ii) the aggregate contributions in any year after the 150% limit is reached do not exceed 100% of the prior year's contributions provided that contributions have been made to the contract in each and every preceding year. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VI later in this Prospectus.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

--------------------------------------------------------------------------------
THE "OWNER" IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS. THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS NON-NATURAL, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability companies to be owners of the Accumulator(R) Select/SM/ contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select/SM/ contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) purchased through an exchange that is intended not to be taxable under
Section 1035 of the Internal Revenue Code, we permit joint annuitants. In all cases, the joint annuitants must be spouses.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts are not available for purchase by Charitable Remainder Trusts.

                        CONTRACT FEATURES AND BENEFITS

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust, and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.


Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. You may be permitted under the terms of your NQ contract to transfer ownership to a family member. In the event that ownership is changed to a family member, the original owner of the contract will remain the measuring life for determining contract benefits. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms OWNER and JOINT OWNER, we intend these to be references to ANNUITANT and JOINT ANNUITANT, respectively, if the contract has a non-natural owner. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the terms owner and Successor Owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the Guaranteed withdrawal benefit for life is not in effect, benefits are based on the age of the older joint owner or older joint annuitant, as applicable. There are additional owner and annuitant requirements if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age
85. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" later in this Prospectus.


PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

If you are purchasing the contract to fund a charitable remainder trust and elect either an enhanced death benefit or the Guaranteed minimum income benefit ("GMIB"), which you may be able to convert to the Guaranteed withdrawal benefit for life ("GWBL") at age 85, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority, Inc. ("FINRA") time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12 MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
--------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, your investment options will be limited to the guaranteed interest option and the following variable investment options: the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts). (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.)

If you elect the 100% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the following variable investment options: the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts). (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.)

If you elect the 125% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the AXA Moderate Allocation Portfolio.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions. If you have a Principal guarantee benefit or convert the GMIB to the Guaranteed withdrawal benefit for life at age 85, this strategy may also indirectly suppress the value of the guaranteed benefit bases.

You should be aware that having a Principal guarantee benefit or converting the GMIB to the Guaranteed withdrawal benefit for life at age 85, limits your ability to invest in some of the variable investment options otherwise available to you under the contract. If you do not have either Principal guarantee benefit or have not converted the GMIB to the Guaranteed withdrawal benefit for life at age 85 then, unless otherwise stated in this Prospectus, you may select from the variable investment options listed below. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.

The investment strategies of the Portfolios and the restrictions on investment options are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. These approaches, while reducing volatility, may also suppress the investment performance of your contract and the value of your guaranteed benefit bases.

Certain Portfolios may not be available under your contract. Please see the front cover of this Prospectus for more information.


-----------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -- CLASS B
 SHARES PORTFOLIO                                                            INVESTMENT MANAGER (OR
 NAME                OBJECTIVE                                               SUB-ADVISER(S), AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE       Seeks to achieve long-term capital appreciation.        .   AXA Equitable Funds
  ALLOCATION                                                                     Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks to achieve a high level of current income.        .   AXA Equitable Funds
  ALLOCATION                                                                     Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA                  Seeks to achieve current income and growth of capital,  .   AXA Equitable Funds
  CONSERVATIVE-PLUS  with a greater emphasis on current income.                  Management Group, LLC
  ALLOCATION
-----------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks to achieve long-term capital appreciation and     .   AXA Equitable Funds
  ALLOCATION         current income.                                             Management Group, LLC
-----------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -- CLASS B
 SHARES PORTFOLIO                                                               INVESTMENT MANAGER (OR
 NAME                OBJECTIVE                                                  SUB-ADVISER(S), AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS    Seeks to achieve long-term capital appreciation and        .   AXA Equitable Funds
  ALLOCATION         current income, with a greater emphasis on capital             Management Group, LLC
                     appreciation.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  AGGRESSIVE EQUITY  emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   ClearBridge Investments,
                                                                                    LLC
                                                                                .   GCIC US Ltd.
                                                                                .   Marsico Capital
                                                                                    Management, LLC
                                                                                .   T. Rowe Price Associates,
                                                                                    Inc.
                                                                                .   Westfield Capital
                                                                                    Management Company, L.P.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks to achieve a balance of high current income and      .   BlackRock Financial
  BOND               capital appreciation, consistent with a prudent level of       Management, Inc.
                     risk.                                                      .   Pacific Investment
                                                                                    Management Company LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  INTERNATIONAL      emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
  EQUITY             in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   EARNEST Partners, LLC
                                                                                .   J.P. Morgan Investment
                                                                                    Management Inc.
                                                                                .   Marsico Capital
                                                                                    Management, LLC
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP CORE EQUITY    emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   Janus Capital Management,
                                                                                    LLC
                                                                                .   Thornburg Investment
                                                                                    Management, Inc.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   Institutional Capital LLC
                                                                                .   MFS Investment Management
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Franklin Advisers, Inc.
                                                                                .   Wellington Management
                                                                                    Company, LLP
--------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -- CLASS B
 SHARES PORTFOLIO                                                               INVESTMENT MANAGER (OR
 NAME                OBJECTIVE                                                  SUB-ADVISER(S), AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Diamond Hill Capital
                                                                                    Management, Inc.
                                                                                .   Knightsbridge Asset
                                                                                    Management, LLC
                                                                                .   Lord, Abbett & Co. LLC
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve high total return through a combination   .   Pacific Investment
  MULTI-SECTOR BOND  of current income and capital appreciation.                    Management Company LLC
                                                                                .   Post Advisory Group, LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL   Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Lord, Abbett & Co. LLC
                                                                                .   Morgan Stanley Investment
                                                                                    Management Inc.
                                                                                .   NorthPointe Capital, LLC
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL   Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility  .   Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Franklin Advisory
                                                                                    Services, LLC
                                                                                .   Pacific Global Investment
                                                                                    Management Company
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.              .   Allianz Global Investors
  TECHNOLOGY                                                                        US LLC
                                                                                .   AXA Equitable Funds
                                                                                    Management Group, LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
                                                                                .   Wellington Management
                                                                                    Company, LLP

---------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                               INVESTMENT MANAGER (OR
 -- CLASS IB SHARES                                                              SUB-ADVISER(S),
 PORTFOLIO NAME        OBJECTIVE                                                 AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------
                       Seeks to achieve long-term growth of capital.             .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN
  SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN        Seeks to achieve long-term total return with an emphasis  .   AXA Equitable Funds
  SMALL CAP VALUE      on risk-adjusted returns and managing volatility in the       Management Group, LLC
  CORE                 Portfolio.                                                .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Franklin Advisory
                                                                                     Services, LLC
---------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC     Seeks to achieve capital appreciation and secondarily,    .   BlackRock Investment
  VALUE EQUITY         income.                                                       Management, LLC
---------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS     Seeks a combination of growth and income to achieve an    .   Boston Advisors, LLC
  EQUITY INCOME        above-average and consistent total return.
---------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 --                                                                              INVESTMENT MANAGER (OR
 CLASS IB SHARES                                                                 SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                   AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN  Seeks to achieve long-term growth of capital.               .   Capital Guardian Trust
  RESEARCH                                                                           Company
---------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK      Seeks to achieve a total return before expenses that        .   AllianceBernstein L.P.
  INDEX              approximates the total return performance of the Russell
                     3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
---------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before expenses that        .   AXA Equitable Funds
                     approximates the total return performance of the Barclays       Management Group, LLC
                     Intermediate U.S. Government/Credit Index, including        .   SSgA Funds Management,
                     reinvestment of dividends, at a risk level consistent with      Inc.
                     that of the Barclays Intermediate U.S. Government/Credit
                     Index.
---------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK    Seeks to achieve long-term growth of capital.               .   Davis Selected Advisers,
  VENTURE                                                                            L.P.
---------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before expenses that        .   AllianceBernstein L.P.
                     approximates the total return performance of the S&P
                     500 Index, including reinvestment of dividends, at a risk
                     level consistent with that of the S&P 500 Index.
---------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH     Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Capital
                                                                                     Management, Inc.
                                                                                 .   BlackRock Investment
                                                                                     Management, LLC
---------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE     Seeks to maximize income while maintaining prospects        .   AXA Equitable Funds
  BALANCED           for capital appreciation with an emphasis on risk-adjusted      Management Group, LLC
                     returns and managing volatility in the Portfolio.           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Franklin Advisers, Inc.
---------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN          Primarily seeks capital appreciation and secondarily seeks  .   AXA Equitable Funds
  TEMPLETON          income.                                                         Management Group, LLC
  ALLOCATION
---------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS     Seeks to achieve capital appreciation.                      .   GAMCO Asset Management,
  AND ACQUISITIONS                                                                   Inc.
---------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL       Seeks to maximize capital appreciation.                     .   GAMCO Asset Management,
  COMPANY VALUE                                                                      Inc.
---------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS  Seeks to achieve capital growth and current income.         .   AXA Equitable Funds
                                                                                     Management Group, LLC
                                                                                 .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   First International
                                                                                     Advisors, LLC
                                                                                 .   Wells Capital Management,
                                                                                     Inc.
---------------------------------------------------------------------------------------------------------------
EQ/GLOBAL            Seeks to achieve long-term capital appreciation with an     .   AXA Equitable Funds
  MULTI-SECTOR       emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
  EQUITY             in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Morgan Stanley Investment
                                                                                     Management Inc.
---------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 --                                                                               INVESTMENT MANAGER (OR
 CLASS IB SHARES                                                                  SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                    AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before expenses that         .   AXA Equitable Funds
  GOVERNMENT BOND    approximates the total return performance of the Barclays        Management Group, LLC
                     Intermediate U.S. Government Bond Index, including           .   SSgA Funds Management,
                     reinvestment of dividends, at a risk level consistent with       Inc.
                     that of the Barclays Intermediate U.S. Government Bond
                     Index.
----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve long-term growth of capital with an         .   AXA Equitable Funds
  CORE PLUS          emphasis on risk-adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Hirayama Investments, LLC
                                                                                  .   WHV Investment Management
----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses that        .   AllianceBernstein L.P.
  EQUITY INDEX       approximates the total return performance of a composite
                     of 40% DJ EURO STOXX 50 Index, 25% FTSE 100 Index,
                     25% TOPIX Index and 10% S&P/ASX 200 Index,
                     including reinvestment of dividends, at a risk level
                     consistent with that of the composite index.
----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to provide current income and long-term growth of      .   AXA Equitable Funds
  VALUE PLUS         income, accompanied by growth of capital with an                 Management Group, LLC
                     emphasis on risk-adjusted returns and managing volatility    .   BlackRock Investment
                     in the Portfolio.                                                Management, LLC
                                                                                  .   Northern Cross, LLC
----------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE    Seeks to achieve long-term capital appreciation.             .   J.P. Morgan Investment
  OPPORTUNITIES                                                                       Management Inc.
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE    Seeks to achieve long-term growth of capital with an         .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Institutional Capital LLC
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses that         .   AllianceBernstein L.P.
  INDEX/(1)/         approximates the total return performance of the Russell
                     1000 Growth Index, including reinvestment of dividends
                     at a risk level consistent with that of the Russell 1000
                     Growth Index.
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to provide long-term capital growth with an            .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Marsico Capital
                                                                                      Management, LLC
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
  INDEX              approximates the total return performance of the Russell         Inc.
                     1000 Value Index, including reinvestment of dividends, at
                     a risk level consistent with that of the Russell 1000 Value
                     Index.
----------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT       Seeks to achieve capital appreciation and growth of          .   Lord, Abbett & Co. LLC
  LARGE CAP CORE     income with reasonable risk.
----------------------------------------------------------------------------------------------------------------
EQ/MFS               Seeks to achieve capital appreciation.                       .   Massachusetts Financial
  INTERNATIONAL                                                                       Services Company d/b/a
  GROWTH                                                                              MFS Investment Management
----------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 --                                                                               INVESTMENT MANAGER (OR
 CLASS IB SHARES                                                                  SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                    AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
                     approximates the total return performance of the S&P             Inc.
                     Mid Cap 400 Index, including reinvestment of dividends,
                     at a risk level consistent with that of the S&P Mid Cap
                     400 Index.
----------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE     Seeks to achieve long-term capital appreciation with an      .   AXA Equitable Funds
  PLUS               emphasis on risk adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Wellington Management
                                                                                      Company, LLP
----------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current income, preserve     .   The Dreyfus Corporation
                     its assets and maintain liquidity.
----------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY    Seeks to achieve capital growth.                             .   Morgan Stanley Investment
  MID CAP GROWTH                                                                      Management Inc.
----------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP  Seeks to achieve capital appreciation, which may             .   AXA Equitable Funds
  EQUITY             occasionally be short-term, with an emphasis on risk             Management Group, LLC
                     adjusted returns and managing volatility in the Portfolio.   .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Franklin Mutual Advisers,
                                                                                      LLC
----------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER       Seeks to achieve capital appreciation.                       .   OppenheimerFunds, Inc.
  GLOBAL
----------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA       Seeks to generate a return in excess of traditional money    .   Pacific Investment
  SHORT BOND         market products while maintaining an emphasis on                 Management Company, LLC
                     preservation of capital and liquidity.
----------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before expenses)  .   AllianceBernstein L.P.
  INDEX              the total return of the Russell 2000 Index.
----------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE     Seeks to achieve long-term capital appreciation and          .   T. Rowe Price Associates,
  GROWTH STOCK       secondarily, income.                                             Inc.
----------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL  Seeks to achieve long-term capital growth with an            .   AXA Equitable Funds
  EQUITY             emphasis on risk adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Templeton Investment
                                                                                      Counsel, LLC
----------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND    Seeks to achieve total return through capital appreciation   .   UBS Global Asset
  INCOME             with income as a secondary consideration.                        Management (Americas) Inc.
----------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN        Seeks to achieve capital growth and income.                  .   Invesco Advisers, Inc.
  COMSTOCK
----------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO       Seeks to achieve long-term capital growth.                   .   Wells Capital Management,
  OMEGA GROWTH                                                                        Inc.
----------------------------------------------------------------------------------------------------------------


(1)This new variable investment option will be available on or about May 20, 2013, subject to regulatory approval.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,

(2) the yearly guaranteed interest rate for the calendar year, and

(3) the current interest rate.

We set current interest rates periodically, based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VI later in this Prospectus for state variations.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2013 is 1.50%, 2.75% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) or the guaranteed interest option, subject to restrictions in certain states. See Appendix VI later in this Prospectus for state variations. Allocations must be in whole percentages and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any variable investment option.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. You may not make transfers to the guaranteed interest option. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

                        CONTRACT FEATURES AND BENEFITS

You may have your account value transferred to any of the variable investment options available under your contract. Only the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) are available if you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options or guaranteed interest option according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the special dollar cost averaging program is not available.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM. The special money market dollar cost averaging program is only available to Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners. You may dollar cost average from the account for special money market dollar cost averaging option (which is part of the EQ/Money Market investment option) into any of the other variable investment options. Only the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) are available if you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. You may elect to participate in a 3, 6 or 12 month program at any time subject to the age limitation on contributions described earlier in this Prospectus.

Contributions into the account for special money market dollar cost averaging must be new contributions. In other words, you may not make transfers from amounts allocated in other variable investment options to initiate the program. You must allocate your entire initial contribution into the account for special money market dollar cost averaging if you are selecting the program at the time you apply for your Accumulator(R) Series contract. Thereafter, contributions to any new program must be at least $2,000. Contributions to an existing program must be at least $250. You may only have one program in effect at any time.

Each month, we will transfer your account value in the account for special money market dollar cost averaging into the other variable investment options you select. Once the time period you selected has expired, you may then select to participate in the special money market dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for monthly transfers from the account for special money market dollar cost averaging to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the monthly transfer date from the account for special money market dollar cost averaging option will be the same as your contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.

The only amounts that should be transferred from the account for special money market dollar cost averaging option are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts from the account for special money market dollar cost averaging, we will transfer all of the value you have remaining in the account to the variable investment options according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                        CONTRACT FEATURES AND BENEFITS

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the special money market dollar cost averaging program is not available.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you are participating in a Principal guarantee benefit or the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the general dollar cost averaging program is not available.

INVESTMENT SIMPLIFIER. We offer two Investment simplifier options.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Only the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) are available if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85 or you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. Only the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) are available if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85 or you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

INTERACTION OF DOLLAR COST AVERAGING WITH OTHER CONTRACT FEATURES AND BENEFITS

You may not participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program, you may participate in any of the dollar cost averaging programs except general dollar cost averaging and, for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners, the special money market dollar cost averaging program. You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, that will terminate any dollar cost averaging program you have in place at the time, and may limit your ability to elect a new dollar cost averaging program after conversion. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging programs. Not all dollar cost averaging programs are available in all states. See Appendix VI later in this Prospectus for more information on state availability.


 3

                        CONTRACT FEATURES AND BENEFITS

CREDITS (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.

The amount of the credit will be 4% or 5% of each contribution based on the following breakpoints and rules:

               -------------------------------------------------
                                               CREDIT PERCENTAGE
               FIRST YEAR TOTAL CONTRIBUTIONS     APPLIED TO
                        BREAKPOINTS              CONTRIBUTIONS
               -------------------------------------------------
               Less than $350,000                      4%
               -------------------------------------------------
               $350,000 or more                        5%
               -------------------------------------------------

The percentage of the credit is based on your total first year contributions. Any amount transferred from a prior contract issued by us in which a credit was previously applied is not eligible for an additional credit on the amount transferred to this contract. If you purchase a Principal guarantee benefit, you may not make additional contributions after the first six months. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date. The credit will not be applied in connection with a partial conversion of a traditional IRA contract to a Roth IRA contract.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 -7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make contributions to equal or exceed $350,000 in the first contract year (the "Expected First Year Contribution Amount") and your initial contribution is at least $175,000, your credit percentage will be as follows:

..   For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

..   If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been 4%, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions. Here, that would be 1%.

..   The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix VI later in this Prospectus for more information on state availability.

For example:

In your application, you include an Indication of intent to contribute $350,000 and make an initial contribution of $200,000. You do not make any additional contributions in the first contract year. Your account value will initially be credited with $10,000 (5% x $200,000). On your contract date anniversary, your account value will be reduced by $2,000 (1% x $200,000).

..   No indication of intent:

   -- For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus)/(1)/

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any benefit base increases as the result of an annual ratchet based on

                        CONTRACT FEATURES AND BENEFITS
an increase in your account value, which does include credits. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Accumulator(R) Plus/SM/ contract for 20 years, you may be better off in a contract without a credit, and with a lower mortality and expense risk charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit" and "Guaranteed minimum death benefit" below.

If you add the Guaranteed minimum income benefit to your contract after issue, we will calculate each of the benefit bases described in this section using your account value on the contract date anniversary the Guaranteed minimum income benefit becomes effective under your contract (the "GMIB effective date") rather than your initial contribution, for purposes of determining the Guaranteed minimum income benefit. See "Adding the Guaranteed minimum income benefit after issue" later in this section. When we describe withdrawals and additional contributions in this section, we mean withdrawals and additional contributions made after the GMIB effective date.

As discussed immediately below, the Standard death benefit is based on the Standard death benefit benefit base; the Annual Ratchet to age 85 enhanced death benefit is based on the Annual Ratchet to age 85 benefit base; the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit AND the Guaranteed minimum income benefit are based on the Greater of the 4% Roll-Up to age 85 benefit base and the Annual Ratchet to age 85 benefit base.

STANDARD DEATH BENEFIT

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

4% ROLL-UP TO AGE 85 BENEFIT BASE
(USED FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

The effective annual roll-up rate credited to this benefit base is:

..   4% with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts but excluding all other amounts allocated to the EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and

..   2% with respect to the EQ/Money Market variable investment option, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).

Each daily roll-up is included in the benefit base for purposes of calculating the daily roll-up the next day, so the benefit base compounds daily at the effective annual rate noted above.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday.

See Appendix III for an example of the relationship between the benefit base calculated based on the 4% Roll-Up to age 85 and a hypothetical account value.

Certain contracts may have a different effective annual roll-up rate, based on when you purchased your contract and the state in which you purchased your contract. See Appendices VI and VII later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

Please see "Our administrative procedures for calculating your Roll-up benefit base following a transfer" later in the Prospectus for more information about how we calculate your Roll-up benefit base when you transfer account values between investment options with a higher roll-up rate (4-6%) and investment options with a lower roll up rate (3%).

ANNUAL RATCHET TO AGE 85 BENEFIT BASE
(USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                      OR

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                      OR

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

See Appendix III for an example of the relationship between the benefit base calculated based on the Annual Ratchet to age 85 and a hypothetical account value.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 BENEFIT BASE (USED FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

Your benefit base is equal to the greater of the benefit base computed for the 4% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

ROLL-UP BENEFIT BASE RESET

You will be eligible to reset your Guaranteed minimum income benefit Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 80. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The Roll-Up continues to age 85 on any reset benefit base.

If you elect both the Guaranteed minimum income benefit AND the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit"), you are eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 80. If you elect both the Greater of enhanced death benefit and the Guaranteed minimum income benefit, the Roll-Up benefit bases for both are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

--------------------------------------------------------------------------------
ONE-TIME RESET OPTION -- RESETS YOUR ROLL-UP BENEFIT BASE ON A SINGLE CONTRACT DATE ANNIVERSARY.
AUTOMATIC ANNUAL RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT
BASE ON EACH CONTRACT DATE ANNIVERSARY YOU ARE ELIGIBLE FOR A RESET.
AUTOMATIC CUSTOMIZED RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY, IF ELIGIBLE, FOR THE PERIOD YOU DESIGNATE.
--------------------------------------------------------------------------------

If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset or that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.


If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such

                        CONTRACT FEATURES AND BENEFITS
contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. If you die before the contract date anniversary following age 85 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary as described above.


If you elect to reset your Roll-Up benefit base on any contract date anniversary, we will increase the charge for the Guaranteed minimum income benefit and the Greater of enhanced death benefit to the maximum charge permitted under the contract. There is no charge increase for the Annual Ratchet to age 85 enhanced death benefit. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus for more information.


It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset: you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset but not later than the contract date anniversary following age 85. See "Exercise rules" under "Guaranteed minimum income benefit" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus.

If you are a traditional IRA, TSA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 4% of the reset benefit base, the withdrawal would cause a pro rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 4% threshold. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" as well as Appendix VIII -- "Tax-sheltered annuity contracts (TSAs)" later in this Prospectus.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT

This section describes the Guaranteed minimum income benefit ("GMIB") if you elect it at issue. If you add the benefit to your contract after issue, certain additional requirements apply, and the way the benefit is calculated may differ from how it is calculated if you elect it at issue. See "Adding the Guaranteed minimum income benefit after issue" later in this section.

The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued.

This benefit includes the ability to reset your Guaranteed minimum income benefit base on each contract date anniversary until the contract date anniversary following age 80. See "Roll-Up benefit base reset" earlier in this section.

If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

This feature is not available for an Inherited IRA or if you elect a Principal guarantee benefit. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. If the owner was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued or the Guaranteed minimum income benefit was added to the contract, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The

                        CONTRACT FEATURES AND BENEFITS
maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age, as follows:

-----------------------------------------------------------------------------------
                                 LEVEL PAYMENTS
-----------------------------------------------------------------------------------
                OWNER'S
            AGE AT EXERCISE               PERIOD CERTAIN YEARS
-----------------------------------------------------------------------------------
            80 and younger                                  10
-----------------------------------------------------------------------------------
                  81                                         9
-----------------------------------------------------------------------------------
                  82                                         8
-----------------------------------------------------------------------------------
                  83                                         7
-----------------------------------------------------------------------------------
                  84                                         6
-----------------------------------------------------------------------------------
                  85                                         5
-----------------------------------------------------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY.
--------------------------------------------------------------------------------


When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive under a fixed payout option will be the greater of
(i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract), to GMIB guaranteed annuity purchase factors, or (ii) the greater of the amount of income provided by applying your account value to our then current annuity purchase factors or base contract guaranteed annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.


When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a supplementary contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals during any contract year exceed 4% of the
    Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, for contracts in which the Guaranteed minimum income benefit is elected at issue, all contributions received in the first 90 days);

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 4% of your Roll-Up benefit base at the beginning of the contract year.

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. The latest date you may exercise the Guaranteed minimum income benefit is the 30th day following the contract date anniversary following your 85th birthday. Other options are available

                        CONTRACT FEATURES AND BENEFITS
to you on the contract date anniversary following your 85th birthday. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. In addition, eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age, as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary or GMIB effective date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 75 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary or GMIB effective date anniversary.

Please note:

(i)if you were age 75 when the contract was issued or elected to add the Guaranteed minimum income benefit when you were 74, but turned 75 before the GMIB effective date or the Roll-Up benefit base was reset when you were between the ages of 75 and 80, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(ii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) QP contract into an Accumulator(R) Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iii)since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the Guaranteed minimum income benefit amount and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

(iv)for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a roll-over of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day time-frame following the contract date anniversary in order for you to be eligible to exercise;

(v)if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the contract date anniversary following age 85. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vi)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue or on the GMIB effective date, if the Guaranteed minimum income benefit is added after issue, for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 84, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the Guaranteed minimum income benefit, even though she was 72 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date. The original contract issue date (or GMIB effective date) will continue to apply for purposes of the exercise rules;

(vii)if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age; and

(viii)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


ADDING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may add the Guaranteed minimum income benefit to your contract after issue (subject to the requirements described below) so long as: (i) no more than three months have elapsed since your contract was issued, or (ii) we continue to offer the Guaranteed minimum

                        CONTRACT FEATURES AND BENEFITS
income benefit described earlier in this section with the identical terms and conditions, including the maximum fee and the roll-up rate, in the state in which your contract was issued. Check with your financial professional to see whether we are still offering this version of the Guaranteed minimum income benefit in your state.

If you add the Guaranteed minimum income benefit after issue, it will function as described earlier in this section, under "Guaranteed minimum income benefit", with certain exceptions:

..   The owner (and joint owner, if any) must be between the ages of 20 and 74 on the date we receive your election form at our processing office in good order (the "GMIB addition date").

..   The Guaranteed minimum income benefit will become effective under your contract on the contract date anniversary that follows the GMIB addition date (the "GMIB effective date"). If the GMIB addition date is a contract date anniversary, the GMIB effective date will be that date as well.

..   Your initial Guaranteed minimum income benefit base will be equal to the account value on the GMIB effective date. Subsequent adjustments to your Guaranteed minimum income benefit base will be calculated as described above in the section "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" earlier in this Prospectus.

..   Certain contract owners will only be permitted to add the Guaranteed minimum income benefit to their contracts if the death benefit they elect at issue is compatible with the Guaranteed minimum income benefit. They may elect the Guaranteed minimum income benefit if they have the Standard death benefit or the Annual Ratchet to age 85 enhanced death benefit.

..   If you have collaterally assigned all or a portion of the value of your NQ contract, you must terminate the collateral assignment before you elect the Guaranteed minimum income benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus.

ADDING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER A BENEFIT HAS BEEN DROPPED

If you drop the Guaranteed minimum income benefit, as described later in this section under "Dropping the Guaranteed minimum income benefit after issue", you will not be able to add the Guaranteed minimum income benefit to your contract again for one year after you have dropped the benefit, in addition to the other requirements described in this section.

DROPPING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may drop the Guaranteed minimum income benefit from your contract after issue, subject to the following restrictions:

..   For Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/
    contract holders:

   -- You may not drop the Guaranteed minimum income benefit if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions.

   -- If you add the Guaranteed minimum income benefit after your contract is issued, you may not drop the benefit until the later of the expiration of any withdrawal charges in effect under your contract and the contract date anniversary following the GMIB effective date.

..   For Accumulator(R) Select/SM/ contract holders:

   -- If you elect the Guaranteed minimum income benefit at issue, you may not drop the benefit until the fourth contract date anniversary following the GMIB effective date.

   -- If you add the Guaranteed minimum income benefit after your contract is issued, you may not drop the benefit until the later of the fourth contract date anniversary and the first contract date anniversary following the GMIB effective date.

..   The Guaranteed minimum income benefit will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed minimum income benefit on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed minimum income benefit charge for the contract year on that date.

..   If you elect the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age
    85 Guaranteed minimum death benefit and the Guaranteed minimum income benefit, and subsequently drop the Guaranteed minimum income benefit, we will no longer deduct the Guaranteed minimum income benefit charge. However, we will continue to deduct the Guaranteed minimum death benefit charge.

GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a Standard death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the Standard death benefit, whichever provides the higher amount. The Standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). For Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contract owners, the Standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 76 through 85 at issue, and for Accumulator(R) Plus/SM/ contract owners, ages 76 through 80 at issue.

If you elect one of the enhanced death benefits, the death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. Once your contract is issued, you may not change or voluntarily terminate your death benefit. See "Payment of death benefit" later in this Prospectus for more information.

                        CONTRACT FEATURES AND BENEFITS

The Annual Ratchet to age 85 enhanced death benefit and the Standard death benefit can be elected by themselves. The Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit. Each enhanced death benefit has an additional charge. There is no additional charge for the Standard death benefit.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced automatically with the Standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

For Accumulator(R) Plus/SM/ contracts, if the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

Subject to state availability (see Appendix VI later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the following enhanced death benefits described below:

..   ANNUAL RATCHET TO AGE 85

This optional enhanced death benefit is available to owner (or older joint owner, if applicable) ages 0 through 75 at issue of NQ contracts, ages 0 through 70 at issue of Inherited IRA contracts, ages 20 through 70 at issue of Flexible Premium IRA contracts and ages 20 through 75 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, Rollover TSA and QP contracts.

..   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

This optional enhanced death benefit is available, if elected in connection with the Guaranteed minimum income benefit, to owner (or older joint owner, if applicable) ages 20 through 70 at issue of Flexible Premium IRA contracts and ages 20 through 75 at issue of NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, Rollover TSA and QP contracts.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you purchase the "Greater of" enhanced death benefit with the Guaranteed minimum income benefit, you will be eligible to reset your Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 80. See "Roll-Up benefit base reset" earlier in this section.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

Resets are not available under the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit if you drop the Guaranteed minimum income benefit.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix III later in this Prospectus for an example of how we calculate an enhanced death benefit.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix VI later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract, if the owner is age 75 or younger. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ, IRA or Rollover TSA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life at age 85, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

If the owner (or older joint owner, if applicable) is 70 or younger when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is 70 or younger when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 40% of:

the GREATER OF:

..   the account value, or

..   any applicable death benefit

DECREASED BY:

..   total net contributions

                        CONTRACT FEATURES AND BENEFITS

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in "net contributions"); and
(ii) "Death benefit" is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the GREATER OF:

..   the account value, or

..   any applicable death benefit

DECREASED BY:

..   total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement benefit is calculated, please see Appendix V.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VI later in this Prospectus to see if this feature is available in your state.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). GWBL is only available upon conversion of the Guaranteed minimum income benefit at age 85 under certain circumstances.

--------------------------------------------------------------------------------
THE "CONVERSION EFFECTIVE DATE" IS THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE
85. THE "CONVERSION TRANSACTION DATE" IS THE DATE THAT WE RECEIVE YOUR ELECTION FORM AT OUR PROCESSING OFFICE IN GOOD ORDER, IF YOU AFFIRMATIVELY ELECT TO CONVERT THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85, OR THE 30TH DAY FOLLOWING THE CONVERSION EFFECTIVE DATE, IF THE GUARANTEED MINIMUM INCOME BENEFIT CONVERTS AUTOMATICALLY TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE.
--------------------------------------------------------------------------------

If you have neither exercised the Guaranteed minimum income benefit nor dropped it from your contract as of the Conversion effective date, you will have up to 30 days after that contract date anniversary to choose what you want to do with your Guaranteed minimum income benefit. You will have three choices available to you:

..   You may affirmatively convert the Guaranteed minimum income benefit to a
    Guaranteed withdrawal benefit for life;

..   You may exercise the Guaranteed minimum income benefit, and begin to receive lifetime income under that benefit;

..   You may elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life.

If you take no action, the Guaranteed minimum income benefit will convert automatically to the Guaranteed withdrawal benefit for life.

If you exercise the Guaranteed minimum income benefit, it will function as described earlier in this Prospectus under "Guaranteed minimum income benefit". If you elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life, your contract will continue in force, without either benefit. If you take no action, or affirmatively convert the Guaranteed minimum income benefit, your Guaranteed minimum income benefit will be converted to the Guaranteed withdrawal benefit for life, retroactive to the Conversion effective date. Please note that if you exercise the Guaranteed minimum income benefit prior to the Conversion effective date, you will not have the option to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life.

The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life charge" later in this Prospectus for a description of the charge.

                        CONTRACT FEATURES AND BENEFITS

You should not convert the Guaranteed minimum income benefit to this benefit at age 85 (or permit the benefit to convert) if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date; or

..   You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply.

For traditional IRAs, TSA and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. The Automatic RMD service is not available under defined benefit QP contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS

Converting the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life may alter the ownership of your contract. The options you may choose depend on the original ownership of your contract. You may only choose among the ownership options below if you affirmatively choose to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life. If your benefit is converted automatically, your contract will be structured as a Single life contract. Your ability to add a Joint life is also limited by the age and timing requirements described below under "Guaranteed annual withdrawal amount".

SINGLE OWNER. If the contract has a single owner, and the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the single life ("Single life") option, there will be no change to the ownership of the contract. However, if the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the joint life ("Joint life") option, the owner must add his or her spouse as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage. If the contract is an NQ contract, the owner may grant the successor owner ownership rights in the contract at the time of conversion.

JOINT OWNERS. If the contract has joint owners, and the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the joint owners request that the younger joint owner be dropped from the contract. If the contract has spousal joint owners, and they request a Joint life benefit, we will use the younger spouse's age in determining the Applicable percentage. If the contract has non-spousal joint owners, and the joint owners request a Joint life benefit, the younger owner may be dropped from the contract, and the remaining owner's spouse added as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

NON-NATURAL OWNER. Contracts with non-natural owners that convert to the Guaranteed withdrawal benefit for life will have different options available to them, depending on whether they have an individual annuitant or joint annuitants. If the contract has a non-natural owner and an individual annuitant, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract. If the owner converts to the Guaranteed withdrawal benefit for life with the Joint life option under a contract with an individual annuitant, the owner must add the annuitant's spouse as the joint annuitant. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

If the contract has a non-natural owner and joint annuitants, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the owner requests that the younger annuitant be dropped from the contract. If the owner converts to the Guaranteed withdrawal benefit for life on a Joint life basis, there will be no change to the ownership of your contract. We will use the age of the younger spouse in determining the Applicable percentage on a Joint life basis.

GWBL BENEFIT BASE

Upon conversion of the Guaranteed minimum income benefit to GWBL at age 85, your GWBL benefit base is equal to either your account value or Guaranteed minimum income benefit base, as described below under "Guaranteed annual withdrawal amount". It will increase or decrease, as follows:

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet".

..   Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. Any withdrawals taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount, even if the withdrawal occurs before the Conversion transaction date.

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess withdrawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

                        CONTRACT FEATURES AND BENEFITS

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your Guaranteed minimum income benefit is converted to a Guaranteed withdrawal benefit for life on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Guaranteed minimum income benefit base on the Conversion effective date, multiplied by (2) the relevant Applicable percentage.

In calculating the relevant Applicable percentage, we consider your account value and Guaranteed minimum income benefit base on the Conversion effective date. Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.

---------------------------------------------------------------------------------
                   A                                        B
       APPLICABLE PERCENTAGE OF                 APPLICABLE PERCENTAGE OF
             ACCOUNT VALUE               GUARANTEED MINIMUM INCOME BENEFIT BASE
---------------------------------------------------------------------------------
                 5.0%                                     4.0%
---------------------------------------------------------------------------------

For example, if on the Conversion effective date the Guaranteed minimum income benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $5,000. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 4.0% (the percentage in Column B) equals only $4,600, while $100,000 (the account value) multiplied by 5.0% (the percentage in Column A) equals $5,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 5.0%.

On the other hand, if on the Conversion effective date the Guaranteed minimum income benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $8,000. This is because $100,000 (the account value) multiplied by 5.0% (the percentage in Column A) equals only $5,000, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 4.0% (the percentage in Column B) equals $8,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 4.0%.


The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we will increase the charge at the time of the Annual Ratchet to the maximum charge permitted under the contract. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.


If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 4.0% to 5.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual Ratchet, the Guaranteed annual withdrawal amount will also increase.

If you take a withdrawal during the 30 days following the Conversion effective date, and your Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE. If you hold an IRA or NQ contract, you may elect a Joint life contract if you meet the conditions described below under "Successor owner". In order to convert your Guaranteed minimum income benefit to a Joint life Guaranteed withdrawal benefit for life, you must affirmatively request that the benefit be converted. The automatic conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 85 will create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described in this section. For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on the age of the younger spouse, as set forth in the following table.

-----------------------------------------------------------------------------------------------------
                                                                                   B
                                                 A                      APPLICABLE PERCENTAGE OF
                                             APPLICABLE                    GUARANTEED MINIMUM
          SPOUSE'S AGE              PERCENTAGE OF ACCOUNT VALUE           INCOME BENEFIT BASE
-----------------------------------------------------------------------------------------------------
              85+                               4.5%                              3.0%
-----------------------------------------------------------------------------------------------------
             80-84                              4.0%                              2.5%
-----------------------------------------------------------------------------------------------------
             75-79                              3.5%                              2.0%
-----------------------------------------------------------------------------------------------------
             70-74                              3.0%                              1.5%
-----------------------------------------------------------------------------------------------------
             65-69                              2.5%                              1.0%
-----------------------------------------------------------------------------------------------------

For example, if on the Conversion effective date your account value is $100,000, the Guaranteed minimum income benefit base is $220,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $3,300. This is because $100,000 (the account value) multiplied by 3.0% (the percentage in Column A for the younger spouse's age band) equals only $3,000, while $220,000 (the Guaranteed minimum income benefit base) multiplied by 1.5% (the percentage in Column B for the younger spouse's age band) equals $3,300. Under this example, your initial GWBL benefit base would be $220,000, and your Applicable percentage would be 1.5%.


The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we will increase the charge at the time of the Annual Ratchet

                        CONTRACT FEATURES AND BENEFITS
to the maximum charge permitted under the contract. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.


If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase to the percentage listed in Column
A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), and the GWBL benefit base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 3.5%, and your Guaranteed annual withdrawal amount would increase to $5,600.

You may elect Joint life at any time before you begin taking withdrawals. If the Guaranteed minimum income benefit has already converted to the Guaranteed withdrawal benefit for life on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age on the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

If you take a withdrawal during the 30 days following the Conversion effective date, you can still elect Joint life. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the Guaranteed withdrawal benefit for life on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.

SUCCESSOR OWNER

For Joint life IRA or NQ contracts, a successor owner may only be named before the first withdrawal is taken after the 30th day following the Conversion effective date, if your spouse is at least 65 on the Conversion effective date. (Withdrawals taken during the 30 days following the Conversion effective date will not bar you from selecting a Joint life contract, but may affect your ability to elect Joint life if the withdrawals are too large. See "Effect of withdrawals during the 30 days following the Conversion effective date" later in this section.) If your spouse is younger than 65 on the Conversion effective date, you will not be able to elect a Joint life contract. The successor owner must be the owner's spouse. For NQ contracts, you have the option to designate the successor owner as a joint owner. See "Additional owner and annuitant requirements" earlier in this section for more information regarding the requirements for naming a successor owner.

If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date, If the successor owner is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the owner's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named before the first withdrawal is taken after the 30th day following the Conversion effective date. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either:
(i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the joint annuitant is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the annuitant's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

Joint life QP and TSA contracts are not permitted in connection with this benefit. Loans are not permitted under TSA contracts in which the Guaranteed withdrawal benefit for life is in effect. This benefit is not available under an Inherited IRA contract. If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.

EFFECT OF EXCESS WITHDRAWALS

For any withdrawal that causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The GWBL benefit base is reset as of the date of the Excess withdrawal to equal the LESSER of: (i) the GWBL benefit base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal.

                        CONTRACT FEATURES AND BENEFITS

..   The Guaranteed annual withdrawal amount is recalculated to equal the
    Applicable percentage multiplied by the reset GWBL benefit base.

You should not convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life at age 85 if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $4,000 (4.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $2,880 (4.0% of $72,000), instead of the original $4,000. See "How withdrawals affect your GWBL" later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract's value" later in this Prospectus.

In general, if your contract is a traditional IRA or TSA and you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. For Joint life contracts, if your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your spouse's attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.


If your GWBL benefit base ratchets, we will increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" later in this Prospectus.


SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the Conversion transaction date.

INVESTMENT OPTIONS

Your investment options will be limited to the guaranteed interest option and the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts). (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) If your account value is invested in any other investment options as of the Conversion transaction date, you will be required to reallocate your account value among these investment options at the time you request that your Guaranteed minimum income benefit be converted to the Guaranteed withdrawal benefit for life.

AUTOMATIC CONVERSION

If you take no action during the 30 days after the Conversion effective date, and permit your Guaranteed minimum income benefit to convert to the Guaranteed withdrawal benefit for life automatically, we will reallocate any portion of your account value invested in investment options other than the guaranteed interest option and the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) to the AXA Moderate Allocation Portfolio as part of the automatic conversion, on the Conversion transaction date. You will be able to reallocate your account value among the guaranteed interest option and the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) at any time after the Conversion transaction date, just as you would if you had affirmatively elected to convert. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Also, if you permit the automatic conversion to occur, the conversion will initially create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract, and you both meet the age requirements set forth earlier in this section. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described under "Joint life" earlier in this section. In all other respects, the Guaranteed withdrawal benefit for life will function in exactly the same way after an automatic conversion as if you affirmatively elect to convert.

If the AXA Moderate Allocation Portfolio is not being offered as part of your contract as of the Conversion transaction date, we will automatically reallocate your account value to another designated variable

                        CONTRACT FEATURES AND BENEFITS
investment option with a similar investment objective, which we will disclose to you before conversion. If no such variable investment option is being offered under your contract at the time of conversion, we will reallocate your account value to the guaranteed interest option.

DOLLAR COST AVERAGING

Any dollar cost averaging program in place on the date of conversion will be terminated. Any money remaining in the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) on that date will be invested in the AXA Moderate Allocation Portfolio. If the AXA Moderate Allocation Portfolio is not being offered as part of your contract at the time of conversion, we will automatically reallocate such monies as described immediately above.

You may elect a new Investment simplifier dollar cost averaging program after conversion, but the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and general dollar cost averaging program will not be available after conversion. See "Dollar cost averaging" in "Allocating your contributions" earlier in this section.

REBALANCING YOUR ACCOUNT VALUE

Any rebalancing program in place on the date of conversion will be terminated. You may elect a new rebalancing program after conversion. See "Rebalancing your account value" in "Transferring money among investment options" later in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT

If you elected the Earnings enhancement benefit, it will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

LOANS UNDER ROLLOVER TSA CONTRACTS

If there is a loan outstanding under a Rollover TSA contract on the Conversion effective date or the Conversion transaction date, the Guaranteed minimum income benefit cannot convert to the Guaranteed withdrawal benefit for life. If the Guaranteed minimum income benefit does not convert to the Guaranteed withdrawal benefit for life because there is an outstanding loan, the Guaranteed minimum income benefit will terminate as of the Conversion effective date. If you want to convert your Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life, you must pay off the loan before the Conversion effective date. See "Loans under Rollover TSA contracts" in "Accessing your money" later in this Prospectus.

GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed minimum death benefit that is in effect before the conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life will continue to be in effect after the conversion, but there will be no further Annual Ratchets or Roll-Ups of the death benefit. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

If you convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life on a Joint life basis, the Guaranteed minimum death benefit that would otherwise have been payable at the death of the owner (or the older joint owner or the annuitant or older joint annuitant if the contract is owned by a non-natural owner) will be payable at the death of the second to die of the owner and successor owner (or both joint annuitants if the contract is owned by a non-natural owner). Under certain circumstances, Roll-Ups and Annual Ratchets may resume after the death of the older spouse, depending on the age of the younger spouse. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

ANNUITY MATURITY DATE. If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." The minimum death benefit will be reduced pro rata by each payment. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

..   Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.




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..   The charge for the Guaranteed withdrawal benefit for life and any enhanced death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL" later in this Prospectus.

..   Withdrawals are not considered annuity payments for tax purposes. See "Tax information" later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL" later in this Prospectus, even if pursuant to a divorce decree.

..   The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, a Joint life GWBL will have little or no value to the surviving same-sex spouse or partner. You should consult with your tax adviser for more information on this subject.

DROPPING THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AFTER CONVERSION

You may drop the Guaranteed withdrawal benefit for life from your contract after conversion from the Guaranteed minimum income benefit at age 85, subject to the following restrictions:

..   You may not drop the Guaranteed withdrawal benefit for life if there are any withdrawal charges in effect under your Accumulator(R) Series contract, including withdrawal charges applicable to subsequent contributions. If there are no withdrawal charges in effect under your Accumulator(R) Series contract on the Conversion effective date, you may drop the Guaranteed withdrawal benefit for life at any time.

..   The Guaranteed withdrawal benefit for life will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed withdrawal benefit for life on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed withdrawal benefit for life charge for that year, on that date.

..   If you drop the Guaranteed withdrawal benefit for life, the investment limitations associated with that benefit will be lifted. You will be able to invest in any of the investment options offered under your contract.

..   If you drop the Guaranteed withdrawal benefit for life, you will be able to take loans from Rollover TSA contracts (employer or plan approval required). See "Loans under Rollover TSA contracts" in "Accessing your money" later in this Prospectus.

..   Generally, only contracts with the Guaranteed withdrawal benefit for life can have successor owners. However, if your contract has the Guaranteed withdrawal benefit for life with the Joint life option, the successor owner under that contract will continue to be deemed a successor owner, even if you drop the Guaranteed withdrawal benefit for life. The successor owner will continue to have precedence over any designated beneficiary in the event of the owner's death.



PRINCIPAL GUARANTEE BENEFITS

We offer two 10-year Principal guarantee benefits at an additional charge: the 100% Principal guarantee benefit and the 125% Principal guarantee benefit. You may only elect one Principal guarantee benefit ("PGB").

100% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 100% Principal guarantee benefit is equal to your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

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                        CONTRACT FEATURES AND BENEFITS

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Under the 100% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts). See "What are your investment options under the contract?" earlier in this section and the front cover of this Prospectus for more information as to which Portfolios are available under your contract.

125% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 125% Principal guarantee benefit is equal to 125% of your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 125% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the AXA Moderate Allocation Portfolio.

Under both Principal guarantee benefits, if, on the 10th contract date anniversary (or later if you've exercised a reset as explained below) ("benefit maturity date"), your account value is less than the guaranteed amount, we will increase your account value to equal the applicable guaranteed amount. Any such additional amounts added to your account value will be allocated pursuant to the allocation instructions for additional contributions we have on file. After the benefit maturity date, the guarantee will terminate.

You have the option to reset (within 30 days following each applicable contract date anniversary) the guaranteed amount to the account value or 125% of the account value, as applicable, as of your fifth and later contract date anniversaries. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset up to the contract date anniversary following an owner's 85th birthday (an owner's 80th birthday under Accumulator(R) Plus/SM/ contracts). If you elect to reset the guaranteed amount, your benefit maturity date will be extended to be the 10th contract date anniversary after the anniversary on which you reset the guaranteed amount. This extension applies each time you reset the guaranteed amount.

Neither PGB is available under Inherited IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts. If you elect either PGB, you may not elect the Guaranteed minimum income benefit, the systematic withdrawals option or the substantially equal withdrawals option. If you purchase a PGB, you may not make additional contributions to your contract after six months from the contract issue date.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Principal guarantee benefit. See "Owner and annuitant requirements" earlier in this section.

If you are planning to take required minimum distributions from the contract, this benefit may not be appropriate. See "Tax information" later in this Prospectus. If you elect a PGB and change ownership of the contract, your PGB will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Once you purchase a PGB, you may not voluntarily terminate this benefit. Your PGB will terminate if the contract terminates before the benefit maturity date, as defined below. If you die before the benefit maturity date and the contract continues, we will continue the PGB only if the contract can continue through the benefit maturity date. If the contract cannot so continue, we will terminate your PGB and the charge. See "Non-spousal joint owner contract continuation" in "Payment of death benefit" later in this Prospectus. The PGB will terminate upon the exercise of the beneficiary continuation option. See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a charge for the Principal guarantee benefits (see "Charges and expenses" later in this Prospectus). You should note that the purchase of a PGB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued.

The purchase of a PGB is also not appropriate if you plan on terminating your contract before the benefit maturity date. The purchase of a PGB may not be appropriate if you plan on taking withdrawals from your contract before the benefit maturity date. Withdrawals from your contract before the benefit maturity date reduce the guaranteed amount under a PGB on a pro rata basis. You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option, the purchase of a PGB may not be appropriate because of the guarantees already provided by this option at no additional charge. Please note that loans (applicable to TSA contracts only) are not permitted under either PGB.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made an offer to a group of contract owners that provided for an increase in account value in return for terminating their guaranteed death benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value , the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.



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                        CONTRACT FEATURES AND BENEFITS

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If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

(FOR ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM /AND ACCUMULATOR(R) SELECT/SM/ CONTRACTS ONLY)

The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Applicable Plan(s)"). In this discussion, unless otherwise indicated, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose. The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

..   The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix IX" for more information.

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. A non-spousal beneficiary under an Applicable Plan cannot make subsequent contributions to an Inherited IRA contract.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The Guaranteed minimum income benefit, the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, Spousal continuation, special dollar cost averaging program, special money market dollar cost averaging program, automatic investment program, Principal guarantee benefits, the Guaranteed withdrawal benefit for life and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

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                        CONTRACT FEATURES AND BENEFITS

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..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply (if applicable under your Accumulator(R) Series contract). If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VI to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under TSA contracts) under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option and (iii) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

For Accumulator(R) Plus/SM/ contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.

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                        CONTRACT FEATURES AND BENEFITS

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2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and (iv) the loan reserve account (applies to Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select/SM/ contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Accumulator(R) Plus/SM/ contracts);

(ii)decreased to reflect a withdrawal (plus withdrawal charges if applicable under your Accumulator(R) Series contract);

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv)increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Principal guarantee benefits, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VI later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

PRINCIPAL GUARANTEE BENEFITS. If you take no withdrawals, and your account value is insufficient to pay charges, we will not terminate your contract if you are participating in a PGB. Your contract will remain in force and we will pay your guaranteed amount at the benefit maturity date.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

..   A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

Some states may have additional transfer restrictions. Please see Appendix VI later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

(a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent contract years.


You may request a transfer in writing (using our specific form), by telephone using TOPS or through Online Account Access. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.


Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

As explained under "4% Roll-Up to age 85 (used for the Greater of 4% Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)" earlier in the Prospectus, the higher roll-up rate (4%, 5% or 6%) applies with respect to most investment options and amounts in the account for special dollar cost averaging (if available), but a lower roll-up rate (2% or 3%) applies with respect to the EQ/Money Market option (except amounts allocated to the account for special money market dollar cost averaging, if available), the guaranteed interest option and the loan reserve account under Rollover TSA (the "lower roll-up rate options"). The other investment options, to which the higher rate applies, are referred to as the "higher roll-up rate options". For more information about roll-up rates applicable in various states and for various contract versions, see Appendices VI and VII.

Your Roll-up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 4% and the other portion that is rolling up at 2%. If you transfer account value from a 4% option to a 2% option, all or a portion of your benefit base will transfer from the 4% benefit base segment to the 2% benefit base segment. Similarly, if you transfer account value from a 2% option to a 4% option, all or a portion of your benefit base will transfer from the 2% segment to the 4% segment. To determine how much to transfer from one Roll-up benefit base segment to the other Roll-up benefit base segment, we use a pro rata calculation.

This means that we calculate the percentage of current account value in the investment options with a 4% roll-up rate that is being transferred to an investment option with a 2% roll-up (or vice versa) and transfer the same percentage of the Roll-up benefit base from one segment to the other segment. The effect of a transfer on your benefit base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up benefit base segments is generally not the same as the dollar amount of the account value transfer.

..   For example, if your account value is $30,000 and has always been invested in 4% investment options, and your benefit base is $40,000 and is all rolling up at 4%, and you transfer 50% of your account value ($15,000) to the EQ/Money Market variable investment option (a 2% investment option), then we will transfer 50% of your benefit base ($20,000) from the 4% benefit base segment to the 2% benefit base segment. Therefore,

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 4% and $20,000 will roll-up at 2%. In this example, the amount of your Roll-up benefit base rolling up at 2% is more than the dollar amount of your transfer to a 2% investment option.

..   For an additional example, if your account value is $40,000 and has always been invested in 2% investment options, and your benefit base is $30,000 and is all rolling up at 2%, and you transfer 50% of your account value ($20,000) to a 4% investment option, then we will transfer 50% of your benefit base ($15,000) from the 2% benefit base segment to the 4% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 4% and $15,000 will roll-up at 2%. In this example, the dollar amount of your benefit base rolling up at 4% is less than the dollar amount of your transfer to a 4% investment option.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We currently offer two rebalancing programs that you can use to automatically reallocate your account value among your investment options. Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

(a)the percentage you want invested in each investment option (whole percentages only), and

(b)how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can also be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
REBALANCING DOES NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS. YOU SHOULD PERIODICALLY REVIEW YOUR ALLOCATION PERCENTAGES AS YOUR NEEDS CHANGE. YOU MAY WANT TO DISCUSS THE REBALANCING PROGRAM WITH YOUR FINANCIAL PROFESSIONAL BEFORE ELECTING THE PROGRAM.
--------------------------------------------------------------------------------

While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. At any time, however, we may exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, in the case of Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners, special money market dollar cost averaging. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, that will terminate any rebalancing program you have in place at the time. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. You may elect a new rebalancing program after your current rebalancing program is terminated by this event.

If you elect a benefit that limits your variable investment options, those limitations will also apply to the rebalancing programs.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" and "How withdrawals affect your GWBL" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


----------------------------------------------------------------------------
                                           METHOD OF WITHDRAWAL
                               ---------------------------------------------
                               AUTOMATIC                 PRE-AGE   LIFETIME
                               PAYMENT                    59 1/2   REQUIRED
                               PLANS                       SUB-     MINIMUM
                               (GWBL             SYSTE- STANTIALLY DISTRIBU-
        CONTRACT/(1)/          ONLY)     PARTIAL MATIC    EQUAL      TION
----------------------------------------------------------------------------
NQ                                Yes      Yes    Yes      No        No
----------------------------------------------------------------------------
Rollover IRA                      Yes      Yes    Yes      Yes       Yes
----------------------------------------------------------------------------
Flexible                          Yes      Yes    Yes      Yes       Yes
Premium IRA
----------------------------------------------------------------------------
Roth Conversion IRA               Yes      Yes    Yes      Yes       No
----------------------------------------------------------------------------
Flexible Premium Roth IRA         Yes      Yes    Yes      Yes       No
----------------------------------------------------------------------------
Inherited IRA                     No       Yes    No       No        /(2)/
----------------------------------------------------------------------------
QP/(3)/                           Yes      Yes    No       No        No
----------------------------------------------------------------------------
Rollover TSA/(4)/                 Yes      Yes    Yes      No        Yes
----------------------------------------------------------------------------

(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.
(3)All payments are made to the plan trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.
(4)Employer or plan approval required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix VIII -- "Tax Sheltered Annuity contracts (TSAs)" later in this Prospectus.
--------------------------------------------------------------------------------
ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
--------------------------------------------------------------------------------

AUTOMATIC PAYMENT PLANS
(FOR CONTRACTS WITH GWBL ONLY)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.


You may elect either the Maximum payment plan or the Customized payment plan at any time after your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life. You must wait at least 28 days from the Conversion effective date before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.


MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with an Annual Ratchet.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount NOT GREATER than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with an Annual Ratchet. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in this Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using

                             ACCESSING YOUR MONEY
the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate, times the last contract date anniversary benefit base value due to compounded crediting of the Roll-up rate.

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.


We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.


There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

For all contracts except Accumulator(R) Select/SM/, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus. Under Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA AND QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.


If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   you must select a date that is more than three calendar days prior to your contract date anniversary; and

..   you cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.


You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time. Systematic withdrawals are not available if you have elected a Principal guarantee benefit or the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life at age 85.

For all contracts except Accumulator(R) Select/SM/, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

                             ACCESSING YOUR MONEY

If you are taking systematic withdrawals at the time the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan in connection with the conversion to the Guaranteed withdrawal benefit for life.

SUBSTANTIALLY EQUAL WITHDRAWALS
(ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as "72(t) exception withdrawals". See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them;
(ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.


You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.


For all contracts except Accumulator(R) Select/SM/, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Also, the substantially equal withdrawal program is not available if you have elected a Principal guarantee benefit or the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life at age 85.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(ROLLOVER IRA, FLEXIBLE PREMIUM IRA AND ROLLOVER TSA CONTRACTS ONLY -- SEE "TAX INFORMATION" AND APPENDIX VIII LATER IN THIS PROSPECTUS)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This service does not generate automatic required minimum distribution payments during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70 1/2, you must take any required minimum distributions before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your required minimum distributions may be subject to withdrawal charges, if they exceed the free withdrawal amount. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" and Appendix VIII later in this Prospectus.


This service is not available under QP contracts.


You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix VIII later in this Prospectus for your specific type of retirement arrangement.

--------------------------------------------------------------------------------
FOR ROLLOVER IRA, FLEXIBLE PREMIUM IRA, AND ROLLOVER TSA CONTRACTS, WE WILL
SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.




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If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

If you are enrolled in our automatic RMD service and are taking systematic withdrawals at the time the Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life at age 85, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If your systematic withdrawal payment is a fixed dollar amount, rather than a percentage of your account value, the December 1st RMD payment will factor into any December systematic withdrawal payment. The December 1st RMD payment will not be treated as an Excess withdrawal, but any subsequent systematic withdrawals in the same contract year may be treated as Excess withdrawals. If by December 1st your systematic withdrawals have equaled or exceeded your RMD amount, any withdrawal that exceeds the Guaranteed annual withdrawal amount will be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of tax-qualified contracts (IRA, TSA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Roll-Up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your account value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the business day you initially elected.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS

In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would be reduced by $8,000 ($20,000 X .40) and your new benefit after the withdrawal would be $12,000 ($20,000 - $8,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

With respect to the Guaranteed minimum income benefit and the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits' 4%




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Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 4% or less of the 4% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year, for contracts in which the benefit is elected at issue. In subsequent contract years, additional contributions made during a contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 4% of the benefit base on the most recent anniversary, that entire withdrawal (including RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 4% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, any subsequent withdrawals from your contract will reduce your Guaranteed minimum death benefit base on a pro rata basis.

HOW WITHDRAWALS AFFECT YOUR GWBL

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

For purposes of calculating your GWBL benefit base, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our "automatic required minimum distribution (RMD) service" or if the GWBL option or a PGB is in effect.

If you elect the Guaranteed minimum income benefit and there is a loan outstanding under a Rollover TSA contract on the Conversion effective date or the Conversion transaction date, the Guaranteed minimum income benefit cannot convert to the Guaranteed withdrawal benefit for life. If you want to convert your Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life, you must pay off the loan before the Conversion effective date. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

..   It exceeds limits of federal income tax rules;

..   Interest and principal are not paid when due; or

..   In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of the loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)the date annuity payments begin,

(2)the date the contract terminates, and

(3)the date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).




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A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VI later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, see Appendix VIII for a discussion of TSA contracts.

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the "loan reserve account." Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus/SM/ contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS


Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called "annuitization." When your contract is annuitized, your Accumulator(R) Series contract and all its benefits will terminate and you will receive a supplemental payout annuity contract ("payout option") that provides periodic payments, as described in this section. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.


Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not




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less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of payout annuity options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VI later in this Prospectus for variations that may apply in your state.

You can choose from among the payout annuity options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus). If the Guaranteed withdrawal benefit for life is in effect and you choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the payout annuity option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.


---------------------------------------------------------------------------------
Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
---------------------------------------------------------------------------------


..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.



The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.


We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

(FOR THE PURPOSES OF THIS SECTION, PLEASE NOTE THAT WITHDRAWAL CHARGES DO NOT APPLY TO ACCUMULATOR(R) SELECT/SM/ CONTRACTS.)

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract.


There is no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial Annuitization" in "Tax Information" for more information.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

Except with respect to the Income Manager(R), where payments are made on the 15th day of the month, you can choose the date annuity payments begin but it may not be earlier than thirteen months from the Accumulator(R), Accumulator(R) Elite/SM/ or Accumulator(R) Select/SM/ contract date or not earlier than five years (in a limited number of jurisdictions this requirement may be more or less than five years) from your Accumulator(R) Plus/SM/ contract date. Please see Appendix VI later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at anytime. The date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will




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be less with a greater frequency of payments or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.


ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically.

If the Guaranteed withdrawal benefit for life is in effect under your contract and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any joint owner or successor owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract's remaining cash value.

As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced pro rata by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VI later in this Prospectus for variations that may apply in your state.

                             ACCESSING YOUR MONEY

5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select/SM/ contracts).

..   On each contract date anniversary -- a charge for each optional benefit in effect under your contract: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

..   On any contract date anniversary on which you are participating in a PGB --
    a charge for a PGB.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                       0.80%
   Accumulator(R) Plus/SM/:              0.95%
   Accumulator(R) Elite/SM/:             1.10%
   Accumulator(R) Select/SM/:            1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                       0.30%
   Accumulator(R) Plus/SM/:              0.35%
   Accumulator(R) Elite/SM/:             0.30%
   Accumulator(R) Select/SM/:            0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                       0.20%
   Accumulator(R) Plus/SM/:              0.25%
   Accumulator(R) Elite/SM/:             0.25%
   Accumulator(R) Select/SM/:            0.35%

                             CHARGES AND EXPENSES

ACCOUNT VALUE CHARGES

ANNUAL ADMINISTRATIVE CHARGE. We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

WITHDRAWAL CHARGE
(FOR ACCUMULATOR(R), ACCUMULATOR(R) PLUS/SM/ AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY )


A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. The withdrawal charge applicable under your Accumulator(R) contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.


The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------------------------------------------------------
                         WITHDRAWAL CHARGE AS A % OF CONTRIBUTION CONTRACT YEAR
----------------------------------------------------------------------------------------------------------------
                                                             1   2   3   4      5    6   7      8    9     10+
----------------------------------------------------------------------------------------------------------------
Accumulator(R)                                               7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --  --
----------------------------------------------------------------------------------------------------------------
Accumulator(R)
Plus/SM/                                                     8%  8%  7%  7%  6%      5%  4%  3%      2%  0%/(2)/
----------------------------------------------------------------------------------------------------------------
Accumulator(R)
Elite/SM/                                                    8%  7%  6%  5%  0%/(3)/ --  --  --      --  --
----------------------------------------------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 10th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.


For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.


Please see Appendix VI later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in this Prospectus.

                             CHARGES AND EXPENSES

We may offer a version of the contract that does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite/SM/ NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit with or without the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 4% of the beginning of contract year 4% Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 4% of the beginning of contract year 4% Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. In the first contract year, the relevant benefit base is determined using all contributions received in the first 90 days of the contract year, for contracts in which the benefit is elected at issue. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal or to any subsequent withdrawals for the life of the contract.

If the Guaranteed withdrawal benefit for life is in effect, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.00% of the greater of the 4% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.


If you opt to reset your Roll-Up benefit base on any contract date anniversary, we will increase the charge for this benefit to 1.15%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year.


WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the

                             CHARGES AND EXPENSES
account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). If the contract is surrendered or annuitized, or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of these charges for that year.

If your account value is insufficient to pay these charges, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

DEATH BENEFIT UNDER CONVERTED GWBL. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, we will continue to deduct the charge for the Guaranteed minimum death benefit that is in effect prior to the conversion, including any increased fees resulting from a reset.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

STANDARD DEATH BENEFIT. There is no additional charge for this death benefit.

PRINCIPAL GUARANTEE BENEFITS CHARGE

If you purchase a PGB, we deduct a charge annually from your account value on each contract date anniversary on which you are participating in a PGB. The charge is equal to 0.50% of the account value for the 100% Principal guarantee benefit and 0.75% of the account value for the 125% Principal guarantee benefit. We will continue to deduct the charge until your benefit maturity date. We will deduct this charge from your value in the AXA Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio (under certain contracts) and the guaranteed interest option (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state and the front cover of this Prospectus for more information as to which Portfolios are available under your contract) on a pro rata basis. If such amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, drop the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first. The charge is equal to 1.00% of the benefit base. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.


If you opt to reset your Roll-Up benefit base on any contract date anniversary, we will increase the charge for this benefit to 1.30%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year.


We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed minimum income benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits unless the no lapse guarantee is in effect, as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, we deduct a charge for the Guaranteed withdrawal benefit for life that is equal to a percentage

                             CHARGES AND EXPENSES
of your GWBL benefit base. This initial percentage is equal to the percentage of your Guaranteed minimum income benefit base that we were deducting as the Guaranteed minimum income benefit charge on the Conversion effective date. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Guaranteed minimum income benefit base. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. We deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. If the charge for the Guaranteed withdrawal benefit for life is less than 1.30%, an Annual Ratchet will result in the charge being increased to the maximum charge for the Guaranteed minimum income benefit (i.e., 1.30%). We will permit you to opt out of the ratchet if the charge increases. See "Guaranteed minimum income benefit charge" earlier in this section.


NET LOAN INTEREST CHARGE

We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. In no event will the net loan interest charge exceed 2.00%. See "Loans under Rollover TSA contracts" earlier in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.



CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

                             CHARGES AND EXPENSES

6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.


Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the owner's death" below. For Accumulator(R) Plus/SM/ contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For Rollover TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.


--------------------------------------------------------------------------------
WHEN WE USE THE TERMS OWNER AND JOINT OWNER, WE INTEND THESE TO BE REFERENCES
TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER. IF THE CONTRACT IS JOINTLY OWNED OR IS ISSUED TO A NON-NATURAL OWNER AND THE GWBL IS NOT IN EFFECT, THE DEATH BENEFIT IS PAYABLE UPON THE DEATH OF THE OLDER JOINT OWNER OR OLDER JOINT ANNUITANT, AS
APPLICABLE. UNDER CONTRACTS WITH GWBL, THE TERMS OWNER AND SUCCESSOR OWNER ARE INTENDED TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF
THE CONTRACT HAS A NON-NATURAL OWNER.
--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner.


There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation."

If you are the sole owner, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue

                           PAYMENT OF DEATH BENEFIT
your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.


If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. If a PGB election is in effect upon your death with a benefit maturity date of less than five years from the date of death, it will remain in effect. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the provisions described in this paragraph will apply at the death of the younger owner, even though the Guaranteed withdrawal benefit for life is calculated using the age of the surviving older owner.

Upon the death of either owner, if the surviving owner elects the 5-year rule and a PGB was in effect upon the owner's death with a maturity date of more than five years from the date of death, we will terminate the benefit and the charge.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life option, may continue as follows:

   -- If you elected either the Annual Ratchet to age 85 enhanced death benefit
      (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum

                           PAYMENT OF DEATH BENEFIT
      income benefit) or the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (combined with the Guaranteed minimum income benefit) and your spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

   -- If you elected either the Annual Ratchet to age 85 enhanced death benefit
      (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (combined with the Guaranteed minimum income benefit) and your surviving spouse is age 76 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

   -- If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. This does not apply to contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   If elected, PGB continues and is based on the same benefit maturity date and guaranteed amount.

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

..   If you convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

..   If the older owner of a Joint life contract under which the Guaranteed minimum income benefit converted to the Guaranteed withdrawal benefit for life at age 85 dies, and the younger spouse is age 75 or younger at the time of the older spouse's death, the elected enhanced death benefit will continue to roll up and ratchet in accordance with its terms until the contract date anniversary following the surviving spouse's age 85. If the surviving spouse is age 75 or older at the time of the older spouse's death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up benefit base reset.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   If a PGB had been elected, the benefit continues and is based on the same benefit maturity date and guaranteed amount.

..   If the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VI later in this Prospectus for further information.

                           PAYMENT OF DEATH BENEFIT

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit feature, adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in the one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

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                           PAYMENT OF DEATH BENEFIT

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

IF THE DECEASED IS THE OWNER OR THE OLDER JOINT OWNER:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

IF THE DECEASED IS THE YOUNGER NON-SPOUSAL JOINT OWNER:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

                              -------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

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                           PAYMENT OF DEATH BENEFIT

7. Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs.

For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix VIII later in this Prospectus for a discussion of TSA contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES



CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial Annuitization" below.


Annuitization under an Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies). Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract





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may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).


Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments, Guaranteed withdrawal benefit for life Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.


PARTIAL ANNUITIZATION


The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.


Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.


TAXATION OF LIFETIME WITHDRAWALS UNDER THE GUARANTEED WITHDRAWAL BENEFIT FOR
LIFE

We treat any withdrawals under the contract as non-annuity payments for income tax purposes as discussed above. (This includes Guaranteed annual withdrawal amounts received after age 85 but before the Maturity Date. Payments made after the Maturity Date are discussed under "Annuity payments" above.)

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 591/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.




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..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.


ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income may have to pay an additional surtax of 3.8% for taxable years beginning after December 31, 2012. (This tax has been informally referred to as the "Medicare Tax.") For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or
b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

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There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively, in all Accumulator(R) Series contracts except Accumulator(R) Plus/SM/.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

AXA Equitable has not applied for an opinion letter approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. AXA Equitable has received opinion letters from the IRS approving the respective forms of the Accumulator(R) Series Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional Inherited IRA and Inherited Roth IRA contracts.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.


The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.


SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth





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IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2013 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 "catch-up" contributions ($6,500 for 2013). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:

   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or




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..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12 month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12 month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for more details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.




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Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


Certain distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older if made by December 31, 2013.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st -- April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change.

If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our re cords show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.




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INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in the Prospectus. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."




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The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.


REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000. With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12 month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.




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CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12 month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or




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..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.




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Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.

MANDATORY WITHHOLDING FROM TSA CONTRACTS AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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8. More information

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to terminate transfers to any of the variable investment options; and

(9)to limit the number of variable investment options you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plans, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the




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performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus/SM/ contracts, credits allocated to your account value are funded from our general account.


The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for QP, Inherited IRA beneficiary continuation (traditional IRA or Roth IRA) or Rollover TSA contracts. Please see Appendix VI later in this Prospectus to see if the automatic investment program is available in your state.

For NQ, Rollover IRA and Roth Conversion IRA contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. For Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount we will deduct is $50. Under the IRA contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the variable investment options and the guaranteed interest option, but not the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, AIP will be automatically terminated. For contracts with PGB, AIP will be automatically terminated at the end of the first six months.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;




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   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after receipt of the transfer request.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

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STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

If the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, a PGB, and/or the Guaranteed withdrawal benefit for life (collectively, the "Benefit") is in effect, generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the Benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

See Appendix VI later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA




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Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you purchased the GWBL on a Joint Life basis and subsequently get divorced, your ex-spouse will not be eligible to receive payments under the GWBL. We will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two single life contracts. If the division of the contract occurs before any withdrawal has been made, the GWBL charge under the new contracts will be on a single life basis. The Applicable percentage for your Guaranteed annual withdrawal amount will be based on each respective individual's age at the time of the first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each contract) or the Applicable percentage.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.


AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.


AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation

                               MORE INFORMATION
for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.


The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-based compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.


ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2012) received additional payments. These additional payments ranged from $200 to $5,352,846. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Ash Brokerage Corporation
BBVA Compass Investment Solutions, Inc.

                               MORE INFORMATION

CCO Investment Services Corporation
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Farmers Financial Solutions
Financial Network Investment Corporation
First Allied Securities, Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Harvest Capital, LLC
ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
LPL Financial Corporation
Lucia Securities
Meridian Financial Group
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney
Multi-Financial Securities Corporation
National Planning Holdings, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James Financial Services
RBC Capital Markets Corporation
Robert W Baird & Company
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc
SunTrust Investments
The Advisor Group
Transamerica Financial Advisors, Inc.
Triad Advisors
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Wells Fargo Network

                               MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.



-----------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------------------
                                           2012     2011     2010     2009     2008    2007    2006
-----------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  12.62 $  11.20 $  12.27 $  10.99 $   8.75 $ 14.58 $ 13.91
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     50,003   53,670   56,888   58,442   49,051  25,941   4,973
-----------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  12.52 $  12.13 $  12.06 $  11.39 $  10.51 $ 11.97 $ 11.46
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     29,364   27,990   27,081   27,962   16,158   4,306     590
-----------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  12.67 $  11.96 $  12.20 $  11.34 $  10.04 $ 12.62 $ 12.12
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     24,316   25,466   27,334   27,256   17,697   6,473   1,414
-----------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  12.82 $  11.94 $  12.39 $  11.42 $   9.89 $ 13.27 $ 12.65
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    111,818  118,023  126,015  127,613   84,689  37,645   8,363
-----------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  13.55 $  12.31 $  13.12 $  11.92 $   9.90 $ 14.71 $ 14.01
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    147,400  159,713  169,708  175,685  141,905  75,948  17,150
-----------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------
   Unit value                            $  17.72 $  15.53 $  15.84 $  12.04 $   8.99 $ 16.46 $ 14.29
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,306    3,319    3,127    2,475    2,070   1,013     213
-----------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-----------------------------------------------------------------------------------------------------
   Unit value                            $  10.25 $   8.89 $   9.96 $   8.12 $   6.42 $  9.76 $ 10.82
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,707    3,891    3,834    3,612    2,521   1,033     123
-----------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-----------------------------------------------------------------------------------------------------
   Unit value                            $  13.78 $  12.29 $  12.85 $  11.59 $   9.02 $ 14.40 $ 14.42
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      9,292    9,486    8,518    7,088    3,987   1,992     385
-----------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-----------------------------------------------------------------------------------------------------
   Unit value                            $   2.72 $   2.34 $   2.38 $   2.09 $   1.90 $  2.84 $  2.77
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     16,909   15,306   13,840   12,019    8,373   3,300     989
-----------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-----------------------------------------------------------------------------------------------------
   Unit value                            $  14.30 $  12.34 $  12.02 $  10.52 $   8.11 $ 13.61 $ 13.57
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,211    3,141    3,105    3,080    2,728   2,267     276
-----------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



-----------------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006
-----------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 12.68 $ 11.11 $ 11.20 $  9.79 $  7.73 $ 13.94 $13.65
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,761   6,092   6,298   6,300   3,919   2,328    869
-----------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 11.05 $ 10.85 $ 10.49 $ 10.05 $  9.91 $ 11.03 $10.84
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,514  10,017  10,201   9,215   3,840   3,598  1,106
-----------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-----------------------------------------------------------------------------------------------
   Unit value                            $ 10.01 $  9.06 $  9.63 $  8.73 $  6.67 $ 11.11 $10.85
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,086   7,530   8,228   8,363   7,157   3,823    406
-----------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 13.98 $ 12.29 $ 12.27 $ 10.87 $  8.75 $ 14.14 $13.65
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,443   9,406   9,058   8,430   4,505   2,496    553
-----------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 13.51 $ 11.98 $ 12.94 $ 11.38 $  9.02 $ 15.30 $13.60
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,557   9,338  10,227  11,370  10,424   5,402  1,416
-----------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-----------------------------------------------------------------------------------------------
   Unit value                            $ 10.85 $  9.89 $ 10.01 $  9.11 $  7.07 $ 10.51 $10.43
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,124   8,799   9,074   9,627   8,899   7,144    828
-----------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-----------------------------------------------------------------------------------------------
   Unit value                            $  8.75 $  7.73 $  8.19 $  7.52 $  5.93 $  9.52     --
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    44,245  47,962  51,107  53,600  48,476  21,512     --
-----------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 12.84 $ 12.36 $ 12.36 $ 11.42 $  9.92 $ 11.67 $11.43
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,496   2,756   2,379   2,024   1,668   1,148    231
-----------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-----------------------------------------------------------------------------------------------
   Unit value                            $ 64.35 $ 55.32 $ 58.08 $ 44.36 $ 31.77 $ 46.43 $43.04
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,397   2,477   2,518   2,346   1,862     981    156
-----------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 12.57 $ 12.28 $ 11.92 $ 11.36 $ 11.29 $ 10.74 $ 9.95
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,539   5,807   5,692   5,026   4,266   1,405    316
-----------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------------------------------------------------------------------------
   Unit value                            $ 23.82 $ 20.63 $ 23.84 $ 21.67 $ 14.63 $ 34.76 $24.80
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,796   6,177   6,593   6,856   5,722   2,799    625
-----------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
-----------------------------------------------------------------------------------------------
   Unit value                            $ 11.38 $ 11.42 $ 10.99 $ 10.68 $ 11.07 $ 10.83 $10.27
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,806   5,722   4,344   4,131   2,411     353     63
-----------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 14.28 $ 12.44 $ 15.18 $ 14.08 $ 10.54 $ 19.36 $17.03
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,469   5,782   5,762   5,399   3,339   1,892    625
-----------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------
                                                 FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------
                                          2012    2011   2010   2009   2008   2007   2006
------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------
   Unit value                            $ 12.54 $10.93 $12.61 $12.14 $ 9.68 $19.90 $18.04
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,533  6,997  7,476  7,762  7,019  4,042    800
------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 14.25 $12.29 $14.85 $14.19 $11.04 $19.62 $18.04
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,356  4,719  4,897  4,627  3,778  2,421    590
------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------
   Unit value                            $ 13.12 $11.45 $12.24 $11.05 $ 8.46 $14.23 $14.59
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,604  1,715  1,627  1,315    893    648    104
------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 13.09 $11.53 $12.20 $10.82 $ 8.67 $14.03 $13.69
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       688    704    636    588    365    162     37
------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 14.51 $12.93 $13.60 $12.04 $ 9.04 $14.83 $13.00
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,339  4,629  1,994  1,863  1,333    747     58
------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------
   Unit value                            $  6.71 $ 5.83 $ 5.92 $ 5.24 $ 4.45 $10.42 $11.22
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,475  7,147  3,116  2,573  1,673  1,065    314
------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------
   Unit value                            $ 12.62 $11.08 $12.27 $10.91 $ 8.81 $12.92 $11.83
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,932  3,229  2,940  2,462  1,142    524     92
------------------------------------------------------------------------------------------
 EQ/ MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------
   Unit value                            $  6.85 $ 5.80 $ 6.58 $ 5.80 $ 4.28 $ 7.26 $ 6.33
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,153  9,722  8,917  7,396  5,559  3,231    363
------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------
   Unit value                            $ 14.87 $12.87 $13.36 $10.76 $ 8.00 $15.98 $14.99
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,124  5,047  5,233  5,325  3,947  2,442    587
------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 15.36 $13.12 $14.68 $12.15 $ 9.06 $15.19 $15.64
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,944  7,540  8,296  9,184  1,612  1,507    506
------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------
   Unit value                            $ 10.12 $10.26 $10.39 $10.53 $10.67 $10.58 $10.24
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,061  5,652  5,496  8,093  6,707  1,895    702
------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------
   Unit value                            $ 16.59 $15.46 $16.97 $13.00 $ 8.38 $16.12 $13.35
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,514  5,727  5,277  4,560  3,390  1,545    298
------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------
   Unit value                            $  9.52 $ 8.45 $ 8.96 $ 8.11 $ 6.57 $10.75 $10.71
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,269  4,724  5,245  5,808  5,798  5,018    666
------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



---------------------------------------------------------------------------------------------
                                                   FOR THE YEARS ENDED DECEMBER 31,
                                         ----------------------------------------------------
                                          2012    2011    2010    2009    2008   2007   2006
---------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
---------------------------------------------------------------------------------------------
   Unit value                            $ 11.28 $  9.50 $ 10.53 $  9.26 $ 6.77 $11.58 $11.10
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,026   5,123   4,348   3,449  2,631  1,541    158
---------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
---------------------------------------------------------------------------------------------
   Unit value                            $  9.37 $  9.36 $  9.50 $  9.54 $ 8.95 $ 9.45 $ 8.59
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,752  16,930  17,862  18,851  9,821  3,197    841
---------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
---------------------------------------------------------------------------------------------
   Unit value                            $ 15.63 $ 13.70 $ 14.46 $ 11.64 $ 9.35 $14.39 $14.85
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,556   4,801   5,026   4,873  2,215  1,354    370
---------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
---------------------------------------------------------------------------------------------
   Unit value                            $  7.07 $  6.02 $  6.22 $  5.42 $ 3.85 $ 6.75 $ 6.37
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,236  10,315   9,277   7,194  2,900  1,437    154
---------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
---------------------------------------------------------------------------------------------
   Unit value                            $  9.23 $  7.84 $  8.66 $  8.13 $ 6.33 $10.84 $10.76
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,757   4,890   5,019   5,026  4,870  4,461    526
---------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
---------------------------------------------------------------------------------------------
   Unit value                            $  2.27 $  2.04 $  2.13 $  1.90 $ 1.46 $ 2.46 $ 2.47
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,858   5,726   5,355   4,312  2,891  2,349    473
---------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
---------------------------------------------------------------------------------------------
   Unit value                            $ 11.64 $  9.96 $ 10.30 $  9.06 $ 7.15 $11.48 $11.93
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,044   2,990   2,995   2,994  2,784  2,074    664
---------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
---------------------------------------------------------------------------------------------
   Unit value                            $ 16.80 $ 14.13 $ 15.21 $ 13.14 $ 9.49 $13.28 $12.09
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,970   5,492   3,985   2,913    807    550     81
---------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
---------------------------------------------------------------------------------------------
   Unit value                            $ 12.30 $ 10.91 $ 11.79 $ 10.16 $ 7.50 $14.25 $12.96
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,523   3,713   4,150   2,900    529    238     94
---------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
---------------------------------------------------------------------------------------------
   Unit value                            $ 13.90 $ 13.35 $ 12.78 $ 12.20 $11.41 $11.28 $10.76
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    16,972  13,376  11,264   8,726  2,680  1,109    333
---------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
---------------------------------------------------------------------------------------------
   Unit value                            $ 13.56 $ 11.67 $ 14.41 $ 13.65 $10.65 $20.44 $18.42
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,570   3,762   3,852   3,873  2,606  1,524    386
---------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
---------------------------------------------------------------------------------------------
   Unit value                            $ 12.45 $ 11.01 $ 12.04 $ 10.94 $ 8.36 $14.02 $13.53
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       941     992     928     759    507    349     62
---------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
---------------------------------------------------------------------------------------------
   Unit value                            $ 14.16 $ 12.41 $ 13.31 $ 11.92 $ 9.83 $15.92 $15.57
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,656   2,985   3,101   3,180  2,483  1,212    264
---------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



-----------------------------------------------------------------------------------------
                                                 FOR THE YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006
-----------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-----------------------------------------------------------------------------------------
   Unit value                            $15.01 $13.17 $14.49 $11.57 $ 8.27 $14.84 $13.44
-----------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,105  2,147  2,136  1,900  1,229    725    212
-----------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-----------------------------------------------------------------------------------------
   Unit value                            $15.94 $14.07 $16.45 $13.34 $ 9.36 $14.81 $15.00
-----------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,825  2,972  2,689  2,341  1,300    778    224
-----------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-----------------------------------------------------------------------------------------
   Unit value                            $11.74 $11.29 $10.89 $10.34 $ 9.56 $12.66 $12.44
-----------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,228  3,669  3,634  3,205  2,102  1,768    448
-----------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-----------------------------------------------------------------------------------------
   Unit value                            $ 4.55 $ 4.14 $ 4.98 $ 3.95 $ 2.98 $ 5.21 $ 5.09
-----------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,860  7,121  7,726  7,492  4,840  3,439    574
-----------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-----------------------------------------------------------------------------------------
   Unit value                            $12.93 $11.22 $12.49 $10.17 $ 8.15 $13.29 $14.93
-----------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,469  1,461  1,478  1,415    910    704    327
-----------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-----------------------------------------------------------------------------------------
   Unit value                            $14.47 $12.92 $13.76 $11.84 $ 7.57 $14.50 $12.42
-----------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,481  3,374  3,303  3,012  1,902    986    112
-----------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.




------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.77 $ 11.38 $ 12.51 $ 11.26 $  9.00 $ 15.05 $ 14.43 $ 12.45 $ 11.72 $ 10.66
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,804   6,354   7,808   8,368   8,484   6,377   3,109   1,519     656      32
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.06 $ 11.73 $ 11.71 $ 11.11 $ 10.29 $ 11.76 $ 11.31 $ 10.82 $ 10.74 $ 10.30
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,559   7,073   6,707   7,276   5,824   2,454   1,800   1,000     281       1
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.20 $ 11.56 $ 11.85 $ 11.05 $  9.82 $ 12.40 $ 11.96 $ 11.19 $ 11.02 $ 10.41
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,368   4,888   4,498   4,925   4,505   2,753   3,022   2,176     414      84
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 45.70 $ 42.73 $ 44.54 $ 41.22 $ 35.84 $ 48.27 $ 46.21 $ 42.61 $ 41.36 $ 38.70
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,732   3,918   4,434   4,527   4,019   3,098   2,325   1,725     893     383
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.05 $ 11.90 $ 12.74 $ 11.62 $  9.69 $ 14.45 $ 13.82 $ 12.28 $ 11.71 $ 10.66
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    20,839  22,803  24,918  27,631  27,177  23,506  14,705   6,917   2,788      46
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 21.24 $ 18.69 $ 19.14 $ 14.61 $ 10.96 $ 20.14 $ 17.56 $ 16.39 $ 14.95 $ 13.34
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       427     418     455     346     421     443     462     372     312     478
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.99 $  8.70 $  9.78 $  8.01 $  6.36 $  9.71 $ 10.81      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       281     379     382     380     377     421      38      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 21.80 $ 19.51 $ 20.49 $ 18.56 $ 14.49 $ 23.24 $ 23.37 $ 19.66 $ 19.43 $ 17.87
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       833     960     954     880     834     842     856     849     802     502
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.31 $  5.46 $  5.57 $  4.90 $  4.47 $  6.71 $  6.59 $  5.78 $  5.54      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,840     634     806     611     730     571     504     326      15      --
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.09 $ 11.34 $ 11.09 $  9.74 $  7.54 $ 12.71 $ 12.72 $ 11.55 $ 11.08 $ 10.16
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,683   1,901   2,012   2,196   2,528   3,063   1,393   1,585   1,200     776
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $217.02 $191.00 $193.27 $169.68 $134.51 $243.48 $239.38 $219.99 $214.55 $191.26
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        41      45      55      60      63      65      73      73      64      29
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.81 $13.62 $13.22 $12.71 $12.59 $14.07 $13.88 $13.57 $13.50 $13.20
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,402  1,354  1,424  1,504  1,216  1,473  1,477  1,527  1,343  1,175
--------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.75 $ 8.87 $ 9.46 $ 8.61 $ 6.60 $11.05 $10.84     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,436  1,593  1,664  1,601  1,517  1,189    216     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $28.62 $25.27 $25.32 $22.52 $18.20 $29.54 $28.64 $25.31 $24.66 $22.76
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,509  1,194  1,278  1,432  1,308  1,547  1,418  1,604  1,386  1,074
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.64 $13.93 $15.10 $13.33 $10.61 $18.08 $16.13 $15.01 $13.79 $12.69
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,703  1,904  2,210  2,904  3,228  3,346  2,714  2,354  1,938  1,510
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.58 $ 9.68 $ 9.83 $ 8.99 $ 7.01 $10.45 $10.42     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,157  1,654  1,643  1,908  1,649  1,574    368     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.55 $ 7.58 $ 8.07 $ 7.44 $ 5.89 $ 9.49     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,946  4,136  4,481  4,971  5,195  2,805     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.67 $12.25 $12.30 $11.41 $ 9.95 $11.75 $11.56 $10.48     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      442    561    286    248    305    337    193     77     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $37.58 $32.44 $34.20 $26.23 $18.86 $27.67 $25.76 $22.05 $21.50     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      609    624    678    666    610    618    233     79      9     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.21 $11.97 $11.67 $11.16 $11.14 $10.64 $ 9.90 $ 9.74     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,193  1,389  1,235  1,037  1,063    476    185      8     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.09 $14.86 $17.25 $15.74 $10.67 $25.45 $18.23 $13.53 $10.37 $ 8.53
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,036  1,149  1,440  1,600  1,528  1,726  1,239    755    609    457
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $19.38 $19.52 $18.86 $18.41 $19.16 $18.82 $17.92 $17.67 $17.76 $17.72
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      470    458    948    875    948    404    376    481    416    458
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.57 $10.12 $12.39 $11.54 $ 8.68 $16.01 $14.13 $12.06 $10.47 $ 9.38
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,808  2,069  2,230  2,278  2,341  2,289  3,208  2,337  1,926  1,026
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.98 $10.48 $12.15 $11.74 $ 9.40 $19.41 $17.67 $14.55 $12.84 $11.05
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,245  1,332  1,511  1,714  1,924  2,236  1,508  1,037    649    530
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.06 $14.77 $17.93 $17.19 $13.43 $23.97 $22.13 $17.91 $16.44 $13.75
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      751    843    914    984  1,000  1,136  1,052    782    522    441
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.62 $11.94 $12.82 $11.61 $ 8.93 $15.08 $15.53 $13.12 $12.84 $11.78
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      230    247    256    275    280    288    351    347    370    307
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.60 $ 8.49 $ 9.02 $ 8.03 $ 6.46 $10.50 $10.28 $ 9.26 $ 8.79 $ 8.03
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      277    284    330    367    389    458    510    603    610    598
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.89 $14.21 $15.00 $13.34 $10.06 $16.57 $14.58 $13.76 $12.84 $11.60
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      924  1,071    204    249    298    492    192    184    149     93
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.51 $ 5.68 $ 5.80 $ 5.15 $ 4.39 $10.32 $11.17 $10.63     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,321  1,412    832    868    847    809    532    144     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.15 $10.71 $11.91 $10.63 $ 8.62 $12.70 $11.67 $10.54     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      414    517    473    455    425    442    196     84     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.96 $12.71 $14.48 $12.82 $ 9.50 $16.18 $14.17 $11.47     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,165  1,217  1,214    777    796    665    269     56     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.17 $10.57 $11.02 $ 8.92 $ 6.66 $13.35 $12.57 $11.47 $10.97 $ 9.62
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,423  1,481  1,672  1,781  1,863  2,166  1,890  1,556  1,391    883
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.26 $13.95 $15.67 $13.01 $ 9.74 $16.40 $16.96 $15.34 $14.02 $12.10
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,445  1,617  1,830  2,158    902  1,069  1,156  1,107  1,007    636
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $25.91 $26.36 $26.82 $27.28 $27.75 $27.65 $26.86 $26.15 $25.92 $26.17
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      514    623    729  1,227  1,943  1,051  1,102    845    349    434
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.09 $15.05 $16.59 $12.75 $ 8.26 $15.95 $13.26 $12.34     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      870    927    889    885    695    782    297    179     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.28 $ 8.27 $ 8.80 $ 8.00 $ 6.50 $10.69 $10.70     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      898  1,002  1,238  1,402  1,644  1,727    258     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.00 $ 9.30 $10.35 $ 9.14 $ 6.71 $11.51 $11.08     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,214  1,216  1,073    860    786    674     83     --     --     --
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.41 $10.44 $10.64 $10.73 $10.11 $10.72 $ 9.78 $ 9.91     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,316  5,586  3,294  3,673  2,525  1,235    730    286     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.05 $15.01 $15.91 $12.86 $10.37 $16.02 $16.60 $14.35 $14.00 $12.10
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      733    734    850  1,024    720    713    744    596    575    449
--------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.74 $14.32 $14.85 $12.98 $ 9.26 $16.30 $15.46 $16.39 $16.03     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      676    571    606    610    421    401     47     41      6     --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.00 $ 7.67 $ 8.51 $ 8.02 $ 6.27 $10.78 $10.75     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      634    657    694    735    848    853    178     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.46 $ 4.92 $ 5.15 $ 4.63 $ 3.56 $ 6.04 $ 6.07 $ 5.41 $ 5.05     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      212    186    161    166    153     89    104     69     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.29 $ 9.70 $10.07 $ 8.89 $ 7.04 $11.36 $11.85 $10.40     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      452    581    587    490    545    539    602    296     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.76 $ 9.94 $10.74 $ 9.31 $ 6.75 $ 9.49 $ 8.67 $ 8.33 $ 8.15 $ 7.75
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,807  1,264    957    537    353    249    215    280    377    218
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $51.27 $45.67 $49.57 $42.88 $31.77 $60.62 $55.37 $53.59 $50.38 $45.72
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      179    206    250    144     53     56     47     25     28     10
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.25 $13.74 $13.21 $12.66 $11.89 $11.80 $11.30 $11.08 $11.07 $10.84
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,885  2,442  3,414  3,238  3,511  1,494  2,030  1,611  1,424  1,202
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.95 $10.33 $12.81 $12.18 $ 9.54 $18.39 $16.64 $13.51 $11.90 $10.27
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      636    719    842    967    951  1,047  1,030    783    806    360
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.88 $ 9.67 $10.61 $ 9.68 $ 7.43 $12.50 $12.11 $10.85 $10.34 $ 9.59
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      327    380    416    452    447    473    453    353    272    238
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.52 $11.02 $11.87 $10.67 $ 8.83 $14.37 $14.10 $12.02 $11.42 $10.15
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      677    773    753    860    921  1,210  1,363  1,238  1,242    726
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.70 $10.31 $11.39 $ 9.13 $ 6.55 $11.81 $10.74 $ 9.96 $ 9.35 $ 8.52
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,046    736    783    810    813    934  1,035  1,075  1,055    731
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.19 $12.57 $14.76 $12.02 $ 8.47 $13.46 $13.68 $12.13 $11.49 $10.15
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      641    726    760    803    727    805  1,010    876  1,011    560
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $27.87 $26.92 $26.06 $24.86 $23.07 $30.68 $30.26 $28.00 $27.64 $25.87
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      635    628    641    663    523    526    758    755    771    557
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.46 $ 6.81 $ 8.22 $ 6.55 $ 4.95 $ 8.71 $ 8.54 $ 7.89 $ 7.46     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      579    584    746    786    687    788    475    242     59     --
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.10 $14.03 $15.68 $12.81 $10.31 $16.88 $19.05 $16.69 $16.22 $14.09
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      475    494    612    586    666    748  1,201    991    884    641
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.83 $10.61 $11.34 $ 9.80 $ 6.29 $12.10 $10.41 $ 9.87 $ 9.02 $ 8.74
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      572    579    705    766    462    597    350    311    306     98
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Purchase considerations for QP contracts(1)

--------------------------------------------------------------------------------

This information is provided for historical purposes only. The contracts are no longer available to new purchasers.

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 (70, under Accumulator(R) Plus/SM/ contracts), or if later, the first contract date anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.


All payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit prior to the contract conversion.


AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 4% (or 5% or 6%, if applicable) of the Guaranteed minimum income benefit Roll-Up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and


..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust and may not be rollover eligible.


Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

-------------
(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contract owners only.

             APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

-------------------------------------------------------------------------------------------------------------
                                   6% ROLL-UP TO    5% ROLL-UP TO    4% ROLL-UP TO
END OF CONTRACT                   AGE 85 BENEFIT   AGE 85 BENEFIT   AGE 85 BENEFIT   ANNUAL RATCHET TO AGE 85
     YEAR         ACCOUNT VALUE        BASE             BASE             BASE             BENEFIT BASE
-------------------------------------------------------------------------------------------------------------
       1            $104,000       $106,000/(4)/    $105,000/(6)/    $104,000/(8)/        $104,000/(1)/
-------------------------------------------------------------------------------------------------------------
       2            $114,400       $112,360/(3)/    $110,250/(5)/    $108,160/(7)/        $114,400/(1)/
-------------------------------------------------------------------------------------------------------------
       3            $128,128       $119,102/(3)/    $115,763/(5)/    $112,486/(7)/        $128,128/(1)/
-------------------------------------------------------------------------------------------------------------
       4            $102,502       $126,248/(3)/    $121,551/(5)/    $116,986/(7)/        $128,128/(2)/
-------------------------------------------------------------------------------------------------------------
       5            $112,753       $133,823/(4)/    $127,628/(5)/    $121,665/(7)/        $128,128/(2)/
-------------------------------------------------------------------------------------------------------------
       6            $126,283       $141,852/(4)/    $134,010/(6)/    $126,532/(7)/        $128,128/(2)/
-------------------------------------------------------------------------------------------------------------
       7            $126,283       $150,363/(4)/    $140,710/(6)/    $131,593/(8)/        $128,128/(2)/
-------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 4.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 5% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)At the end of contract years 2 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)At the end of contract years 1, 6 and 7, the enhanced death benefit will be based on the 5% Roll-Up to age 85.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 4% Roll-Up to age 85 or the Annual Ratchet to age 85.

(7)At the end of contract years 2 through 6, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(8)At the end of contract years 1 and 7, the enhanced death benefit will be based on the 4% Roll-Up to age 85.

                                     III-1

                 APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE

The following illustrates the enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

-------------------------------------------------------------------------------------------------------------
                                   6% ROLL-UP TO    5% ROLL-UP TO    4% ROLL-UP TO
END OF CONTRACT                   AGE 85 BENEFIT   AGE 85 BENEFIT   AGE 85 BENEFIT   ANNUAL RATCHET TO AGE 85
     YEAR         ACCOUNT VALUE        BASE             BASE             BASE             BENEFIT BASE
-------------------------------------------------------------------------------------------------------------
       1            $108,160       $106,000/(3)/    $105,000/(5)/    $104,000/(7)/        $108,160/(1)/
-------------------------------------------------------------------------------------------------------------
       2            $118,976       $112,360/(3)/    $110,250/(5)/    $108,160/(7)/        $118,976/(1)/
-------------------------------------------------------------------------------------------------------------
       3            $133,253       $119,102/(3)/    $115,763/(5)/    $112,486/(7)/        $133,253/(1)/
-------------------------------------------------------------------------------------------------------------
       4            $106,603       $126,248/(3)/    $121,551/(5)/    $116,986/(7)/        $133,253/(2)/
-------------------------------------------------------------------------------------------------------------
       5            $117,263       $133,823/(4)/    $127,628/(5)/    $121,665/(7)/        $133,253/(2)/
-------------------------------------------------------------------------------------------------------------
       6            $131,334       $141,852/(4)/    $134,010/(6)/    $126,532/(7)/        $133,253/(2)/
-------------------------------------------------------------------------------------------------------------
       7            $131,334       $150,363/(4)/    $140,710/(6)/    $131,593/(7)/        $133,253/(2)/
-------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 4.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 1 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 5 and 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 5% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)At the end of contract years 6 and 7, the enhanced death benefit will be based on the 5% Roll-Up to age 85.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 4% Roll-Up to age 85 or the Annual Ratchet to age 85.

(7)At the end of contract years 1 through 7, the enhanced death benefit will be based on the Annual Ratchet to age 85.

                                     III-2

                 APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE

Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of 4% Roll-Up to age 85 or the Annual Ratchet to age 85" enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit, including the conversion to the Guaranteed withdrawal benefit for life at age 85, under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.33)% and 3.67% for Accumulator(R) contracts; (2.58)% and 3.42% for Accumulator(R) Plus/SM/ contracts; (2.68)% and 3.32% for Accumulator(R) Elite/SM/ contracts; and (2.73)% and 3.27% for Accumulator(R) Select/SM/ contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the Guaranteed minimum income benefit and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 85 and under reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.


The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 85 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.51%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.27% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT
   FOR LIFE AT AGE 85,


----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 4% ROLL-UP
                                            TO AGE 85 OR THE                          LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
61      1     95,248 101,227 88,248  94,227 104,000    104,000    105,600   105,600      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
62      2     90,540 102,412 83,540  95,412 108,160    108,160    111,424   111,424      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
63      3     85,871 103,549 79,871  97,549 112,486    112,486    117,481   117,481      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
64      4     81,237 104,634 75,237  98,634 116,986    116,986    123,780   123,780      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
65      5     76,633 105,661 71,633 100,661 121,665    121,665    130,331   130,331      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
66      6     72,055 106,625 69,055 103,625 126,532    126,532    137,145   137,145      N/A      iN/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
67      7     67,498 107,519 66,498 106,519 131,593    131,593    144,230   144,230      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
68      8     62,958 108,338 62,958 108,338 136,857    136,857    151,600   151,600      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
69      9     58,429 109,074 58,429 109,074 142,331    142,331    159,264   159,264      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
70     10     53,907 109,721 53,907 109,721 148,024    148,024    167,234   167,234    7,298     7,298    7,298     7,298
----------------------------------------------------------------------------------------------------------------------------
75     15     31,123 111,333 31,123 111,333 180,094    180,094    212,132   212,132   10,067    10,067   10,067    10,067
----------------------------------------------------------------------------------------------------------------------------
80     20      7,765 109,380  7,765 109,380 219,112    219,112    266,757   266,757   13,936    13,936   13,936    13,936
----------------------------------------------------------------------------------------------------------------------------
85     25          0 102,398      0 102,398       0    266,584          0   314,229        0    21,033        0    21,033
----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85


--------------------------------------------------------------------------------------------------------------------
                                        GREATER OF 4% ROLL-UP
                                        TO AGE 85 OR THE
                                        ANNUAL RATCHET         TOTAL DEATH BENEFIT
    CONTRACT                            TO AGE 85 GUARANTEED   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE  MINIMUM DEATH BENEFIT  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%    0%          6%         0%         6%        0%     6%     0%        6%
--------------------------------------------------------------------------------------------------------------------
85     25    0     102,398  0   102,398 0         266,584      0        314,229     0    266,584  0       10,663
--------------------------------------------------------------------------------------------------------------------
90     30    0      91,379  0    91,379 0         266,584      0        314,229     0    266,584  0       10,663
--------------------------------------------------------------------------------------------------------------------
95     35    0      78,489  0    78,489 0         266,584      0        314,229     0    266,584  0       10,663
--------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT
   FOR LIFE AT AGE 85,


----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 4% ROLL-UP
                                            TO AGE 85 OR THE                          LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
----------------------------------------------------------------------------------------------------------------------------
60      0    104,000 104,000 96,000  96,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
61      1     98,882 105,079 90,882  97,079 104,000    105,079    105,600   107,110      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
62      2     93,831 106,106 85,831  98,106 108,160    109,282    111,424   112,995      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
63      3     88,840 107,078 81,840 100,078 112,486    113,653    117,481   119,114      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
64      4     83,905 107,989 76,905 100,989 116,986    118,199    123,780   125,479      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
65      5     79,021 108,832 73,021 102,832 121,665    122,927    130,331   132,098      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
66      6     74,182 109,604 69,182 104,604 126,532    127,844    137,145   138,982      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
67      7     69,384 110,296 65,384 106,296 131,593    132,958    144,230   146,141      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
68      8     64,620 110,904 61,620 107,904 136,857    138,277    151,600   153,587      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
69      9     59,886 111,419 57,886 109,419 142,331    143,808    159,264   161,331      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
70     10     55,176 111,835 55,176 111,835 148,024    149,560    167,234   169,384    7,298     7,373    7,298     7,373
----------------------------------------------------------------------------------------------------------------------------
75     15     31,693 112,143 31,693 112,143 180,094    181,962    212,132   214,747   10,067    10,172   10,067    10,172
----------------------------------------------------------------------------------------------------------------------------
80     20      8,003 108,630  8,003 108,630 219,112    221,385    266,757   269,939   13,936    14,080   13,936    14,080
----------------------------------------------------------------------------------------------------------------------------
85     25          0  99,836      0  99,836       0    269,349          0   317,903        0    21,252        0    21,252
----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85


-------------------------------------------------------------------------------------------------------------------
                                       GREATER OF 4% ROLL-UP
                                       TO AGE 85 OR THE
                                       ANNUAL RATCHET         TOTAL DEATH BENEFIT
    CONTRACT                           TO AGE 85 GUARANTEED   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE MINIMUM DEATH BENEFIT  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
-------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%          6%         0%         6%        0%     6%     0%        6%
-------------------------------------------------------------------------------------------------------------------
85     25    0     99,836   0   99,836 0         269,349      0        317,903     0    269,349  0       10,774
-------------------------------------------------------------------------------------------------------------------
90     30    0     86,827   0   86,827 0         269,349      0        317,903     0    269,349  0       10,774
-------------------------------------------------------------------------------------------------------------------
95     35    0     71,791   0   71,791 0         269,349      0        317,903     0    269,349  0       10,774
-------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT EARNINGS
   ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT
   FOR LIFE AT AGE 85,


----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 4% ROLL-UP
                                            TO AGE 85 OR THE                          LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000  92,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
61      1     94,899 100,878 86,899  92,878 104,000    104,000    105,600   105,600      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
62      2     89,870 101,700 82,870  94,700 108,160    108,160    111,424   111,424      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
63      3     84,905 102,458 78,905  96,458 112,486    112,486    117,481   117,481      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
64      4     80,001 103,150 75,001  98,150 116,986    116,986    123,780   123,780      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
65      5     75,151 103,768 75,151 103,768 121,665    121,665    130,331   130,331      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
66      6     70,350 104,307 70,350 104,307 126,532    126,532    137,145   137,145      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
67      7     65,594 104,761 65,594 104,761 131,593    131,593    144,230   144,230      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
68      8     60,875 105,123 60,875 105,123 136,857    136,857    151,600   151,600      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
69      9     56,190 105,387 56,190 105,387 142,331    142,331    159,264   159,264      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
70     10     51,532 105,544 51,532 105,544 148,024    148,024    167,234   167,234    7,298     7,298    7,298     7,298
----------------------------------------------------------------------------------------------------------------------------
75     15     28,354 104,455 28,354 104,455 180,094    180,094    212,132   212,132   10,067    10,067   10,067    10,067
----------------------------------------------------------------------------------------------------------------------------
80     20      5,035  99,371  5,035  99,371 219,112    219,112    266,757   266,757   13,936    13,936   13,936    13,936
----------------------------------------------------------------------------------------------------------------------------
85     25          0  88,836      0  88,836       0    266,584          0   314,229        0    21,033        0    21,033
----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85


-------------------------------------------------------------------------------------------------------------------
                                       GREATER OF 4% ROLL-UP
                                       TO AGE 85 OR THE
                                       ANNUAL RATCHET         TOTAL DEATH BENEFIT
    CONTRACT                           TO AGE 85 GUARANTEED   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE MINIMUM DEATH BENEFIT  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
-------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%          6%         0%         6%        0%     6%     0%        6%
-------------------------------------------------------------------------------------------------------------------
85     25    0     88,836   0   88,836 0         266,584      0        314,229     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------
90     30    0     73,966   0   73,966 0         266,584      0        314,229     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------
95     35    0     56,863   0   56,863 0         266,584      0        314,229     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL
   BENEFIT FOR LIFE AT AGE 85


-----------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 4% ROLL-UP
                                             TO AGE 85 OR THE                          LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                 TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%      6%      0%         6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 100,000 100,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     94,850 100,829  94,850 100,829 104,000    104,000    105,600   105,600      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     89,774 101,598  89,774 101,598 108,160    108,160    111,424   111,424      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     84,768 102,303  84,768 102,303 112,486    112,486    117,481   117,481      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     79,825 102,939  79,825 102,939 116,986    116,986    123,780   123,780      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     74,941 103,500  74,941 103,500 121,665    121,665    130,331   130,331      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     70,109 103,980  70,109 103,980 126,532    126,532    137,145   137,145      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     65,325 104,372  65,325 104,372 131,593    131,593    144,230   144,230      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     60,582 104,671  60,582 104,671 136,857    136,857    151,600   151,600      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     55,875 104,868  55,875 104,868 142,331    142,331    159,264   159,264      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     51,199 104,958  51,199 104,958 148,024    148,024    167,234   167,234    7,298     7,298    7,298     7,298
-----------------------------------------------------------------------------------------------------------------------------
75     15     27,944 103,501  27,944 103,501 180,094    180,094    212,132   212,132   10,067    10,067   10,067    10,067
-----------------------------------------------------------------------------------------------------------------------------
80     20      4,641  97,998   4,641  97,998 219,112    219,112    266,757   266,757   13,936    13,936   13,936    13,936
-----------------------------------------------------------------------------------------------------------------------------
85     25          0  86,998       0  86,998       0    266,584          0   314,229        0    21,033        0    21,033
-----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85


-------------------------------------------------------------------------------------------------------------------
                                       GREATER OF 4% ROLL-UP
                                       TO AGE 85 OR THE
                                       ANNUAL RATCHET         TOTAL DEATH BENEFIT
    CONTRACT                           TO AGE 85 GUARANTEED   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE MINIMUM DEATH BENEFIT  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
-------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%          6%         0%         6%        0%     6%     0%        6%
-------------------------------------------------------------------------------------------------------------------
85     25    0     86,998   0   86,998 0         266,584      0        314,229     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------
90     30    0     71,638   0   71,638 0         266,584      0        314,229     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------
95     35    0     54,014   0   54,014 0         266,584      0        314,229     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

Appendix V: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

-----------------------------------------------------------------------------------------
                                        NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
-----------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                   100,000         100,000          100,000
-----------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to                104,000         104,000          104,000
    withdrawal.*
-----------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT            4,000           4,000            4,000
    EARNINGS: death benefit less net
    contributions (prior to the
    withdrawal in D). B MINUS A.
-----------------------------------------------------------------------------------------
D   WITHDRAWAL                                0             3,000            6,000
-----------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE         0               0              2,000
    EARNINGS ENHANCEMENT BENEFIT
    EARNINGS GREATER OF D MINUS C OR
    ZERO
-----------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for        100,000         100,000           98,000
    the withdrawal in D) A MINUS E
-----------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the        104,000        101,000**         98,000**
    withdrawal in D) B MINUS D
-----------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET                  4,000           1,000              0
    CONTRIBUTIONS G MINUS F
-----------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR      40%             40%              40%
-----------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT H          1,600            400               0
    TIMES I
-----------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the           105,600         101,400           98,000
    Earnings enhancement benefit G
    PLUS J
-----------------------------------------------------------------------------------------

* The death benefit is the greater of the account value or any applicable death benefit.
** Assumes no earnings on the contract and that the withdrawal would reduce the death benefit on a dollar-for-dollar basis.

               APPENDIX V: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VI: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

Certain information is provided for historical purpose only. The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the states of Florida and Texas. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available in the contracts or vary from the respective contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix VII later in this Prospectus for information about the availability of certain features under your contract.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:


--------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS     AVAILABILITY OR VARIATION
--------------------------------------------------------------------------
CALIFORNIA   See "Contract features    If you reside in the state of
             and benefits"--"Your      California and you are age 60 and
             right to cancel within a  older at the time the contract is
             certain number of days"   issued, you may return your
                                       variable annuity contract within
                                       30 days from the date that you
                                       receive it and receive a refund as
                                       described below.

                                       If you allocate your entire
                                       initial contribution to the
                                       EQ/Money Market option (and/or
                                       guaranteed interest option, if
                                       available), the amount of your
                                       refund will be equal to your
                                       contribution, unless you make a
                                       transfer, in which case the amount
                                       of your refund will be equal to
                                       your account value on the date we
                                       receive your request to cancel at
                                       our processing office. This amount
                                       could be less than your initial
                                       contribution. If the Principal
                                       guarantee benefit is elected, the
                                       investment allocation during the
                                       30 day free look period is limited
                                       to the guaranteed interest option.
                                       If you allocate any portion of
                                       your initial contribution to the
                                       variable investment options (other
                                       than the EQ/Money Market option),
                                       your refund will be equal to your
                                       account value on the date we
                                       receive your request to cancel at
                                       our processing office.
--------------------------------------------------------------------------
CONNECTICUT  See "Loans under          The method for determining the TSA
             Rollover TSA contracts"   loan rate is based on Moody's
             in "Accessing your money" Corporate Bond Yield Average. The rate change increment cannot be
                                       less than  1/2 of 1% per year.
--------------------------------------------------------------------------
FLORIDA      See "Contract features    The following information replaces
             and benefits" in          the second bullet of the final set
             "Credits" (For            of bullets in this section:
             Accumulator(R) Plus/SM
             /contracts only)
                                       .   You may annuitize your
                                           contract after thirteen
                                           months, however, if you elect
                                           to receive annuity payments
                                           within five years of the
                                           contract date, we will recover
                                           the credit that applies to any
                                           contribution made in that five
                                           years. If you start receiving
                                           annuity payments after five
                                           years from the contract date
                                           and within three years of
                                           making any contribution, we
                                           will recover the credit that
                                           applies to any contribution
                                           made within the prior three
                                           years.
--------------------------------------------------------------------------


                                     VI-1

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------------------------------------------
 STATE                     FEATURES AND BENEFITS                                  AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------------------------------------------
ILLINOIS                   See "Credits" in "Contract features and                The following information replaces
                           benefits" (For Accumulator(R) Plus/SM /contracts       the second bullet of the final set
                           only)                                                  of bullets in this section:
                                                                                  .   You may annuitize your
                                                                                      contract after twelve months,
                                                                                      however, if you elect to
                                                                                      receive annuity payments
                                                                                      within five years of the
                                                                                      contract date, we will recover
                                                                                      the credit that applies to any
                                                                                      contribution made in the first
                                                                                      five years. If you start
                                                                                      receiving annuity payments
                                                                                      after five years from the
                                                                                      contract date and within three
                                                                                      years of making any
                                                                                      contribution, we will recover
                                                                                      the credit that applies to any
                                                                                      contribution made within the
                                                                                      prior three years.

                           See "Selecting an annuity payout option"               The following sentence replaces
                           under "Your annuity payout options" in "               the first sentence of the second
                           Accessing your money"                                  paragraph in this section:

                                                                                  You can choose the date annuity
                                                                                  payments begin but it may not be
                                                                                  earlier than twelve months from
                                                                                  the Accumulator(R) Series contract
                                                                                  date.
                           Notice to all Illinois contract owners                 Illinois law provides that a
                                                                                  spouse in a civil union and a
                                                                                  spouse in a marriage are to be
                                                                                  treated identically. For purposes
                                                                                  of your contract, when we use the
                                                                                  term "married", we include
                                                                                  "parties to a civil union" and
                                                                                  when we use the word "spouse" we
                                                                                  include "parties to a civil
                                                                                  union". While civil union spouses
                                                                                  are afforded the same rights as
                                                                                  married spouses under Illinois
                                                                                  law, tax-related advantages such
                                                                                  as spousal continuation are
                                                                                  derived from federal tax law.
                                                                                  Illinois' Civil Union Law does not
                                                                                  and cannot alter federal law. The
                                                                                  federal Defense of Marriage Act
                                                                                  excludes civil unions and civil
                                                                                  union partners from the meaning of
                                                                                  the word "marriage" or "spouse" in
                                                                                  all federal laws. Therefore, a
                                                                                  civil union spouse does not
                                                                                  qualify for the same tax
                                                                                  advantages provided to a married
                                                                                  spouse under federal law,
                                                                                  including the tax benefits
                                                                                  afforded to the surviving spouse
                                                                                  of an owner of an annuity contract
                                                                                  or any rights under specified
                                                                                  tax-favored savings or retirement
                                                                                  plans or arrangements.
---------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS              Annual administrative charge                           The annual administrative charge
                                                                                  will not be deducted from amounts
                           See "Disability, terminal illness or                   allocated to the Guaranteed
                           confinement to nursing home" under                     interest option.
                           "Withdrawal charge" in "Charges and
                           expenses" (For Accumulator(R), Accumulator(R)          This section is deleted in its
                           Plus/SM /and Accumulator(R) Elite/SM /contracts only)  entirety.

                           See "Appendix IV: Hypothetical Illustrations"          For contracts purchased after
                                                                                  January 11, 2009, the annuity
                                                                                  purchase factors are applied on a
                                                                                  unisex basis in determining the
                                                                                  amount payable upon the exercise
                                                                                  of the Guaranteed minimum income
                                                                                  benefit.
---------------------------------------------------------------------------------------------------------------------
MISSISSIPPI                Automatic Investment Program                           Not Available
(Applicable under
Accumulator(R),
Accumulator(R) Plus/SM
/and Accumulator(R)
Elite/SM/ contracts only)

                           QP (defined contribution and defined benefit)          Not Available
                           contracts
                                                                                  Additional contributions can only
                           See "How you can contribute to your                    be made within the first year
                           contract" in "Contract features and benefits"          after the contract issue date. The
                           and "Appendix IX"                                      150% limit does not apply.
---------------------------------------------------------------------------------------------------------------------

                                     VI-2

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------------------------------
 STATE    FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------------------------------
NEW YORK  Earnings enhancement benefit        Not Available

          See "How you can contribute to      For NQ, Rollover IRA, Roth Conversion IRA, Rollover
          your contract" in "Contract         TSA and Flexible Premium Roth Conversion IRA
          features and benefits" and          contracts, no additional contributions are permitted
          "Appendix IX" (For Accumulator(R)   after the attainment of the age listed below based
          contracts only)                     upon the issue age, or, if later, the first contract date
                                              anniversary, as follows:

                                                                  Maximum
                                      Issue Age                   Contribution age
                                      ---------                   ----------------
                                      0-83                        84
                                      84                          85
                                      85                          86

  "Indication of Intent" (For         The "Indication of Intent" approach to first year
  Accumulator(R) Plus/SM /contracts   contributions in connection with the contribution
  only)                               crediting rate is not available.

  See "Credits" in "Contract          If the owner (or older joint owner, if applicable) dies
  features and benefits" (For         during the one-year period following our receipt of a
  Accumulator(R) Plus/SM /contracts   contribution to which a credit was applied, we will
  only)                               recover all or a portion of the amount of such Credit
                                      from the account value, based on the number of full
                                      months that elapse between the time we receive the
                                      contribution and the owner's (or older joint owner's, if
                                      applicable) death, as follows:
                                      Number of                    Percentage of
                                       Months                          Credit
                                       ------                          ------
                                          0                             100%
                                          1                             100%
                                          2                             99%
                                          3                             98%
                                          4                             97%
                                          5                             96%
                                          6                             95%
                                          7                             94%
                                          8                             93%
                                          9                             92%
                                         10                             91%
                                         11                             90%
                                         12                             89%

                                      For Joint life GWBL contracts, we will only recover the
                                      credit if the second spouse dies within the one-year
                                      period following a contribution. We will not recover
                                      the credit on subsequent contributions made within 3
                                      years prior to annuitization.

  See "Guaranteed minimum death       The 5% Roll-Up to age 85 Guaranteed minimum
  benefit and Guaranteed minimum      income benefit base is capped at 250% of total
  income benefit base" in "Contract   contributions under the contract. If there is a Roll-Up
  features and benefits"              benefit base reset, the cap becomes 250% of the
                                      highest reset amount plus 250% of any subsequent
                                      contributions made after the reset. Withdrawals do
                                      not lower the cap.

  See "Guaranteed minimum death       The "Greater of 5% Roll-Up to age 85 or Annual
  benefit" in "Contract features and  Ratchet to age 85" enhanced death benefit is not
  benefits"                           available. All references to this benefit should be
                                      deleted in their entirety.
--------------------------------------------------------------------------------------------------

                                     VI-3

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-------------------------------------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS                                            AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------------------------------------
NEW YORK     See "Guaranteed withdrawal benefit for life ("GWBL")" in         If you choose not to convert the
(CONTINUED)  "Contract features and benefits" (For Accumulator(R) contracts   Guaranteed minimum income benefit to
             only)                                                            the Guaranteed withdrawal benefit
                                                                              for life at age 85, you will not be
                                                                              charged the Guaranteed withdrawal
                                                                              benefit for life benefit charge, and
                                                                              your variable investment options
                                                                              will not be limited. However, your
                                                                              Guaranteed minimum death benefit
                                                                              base will be reduced by any
                                                                              withdrawals on a pro rata basis
                                                                              beginning at age 85, regardless of
                                                                              whether you convert or not. See "How
                                                                              withdrawals affect your Guaranteed
                                                                              minimum income benefit, Guaranteed
                                                                              minimum death benefit and Principal
                                                                              guarantee benefits" later in this
                                                                              Appendix.

             See "Effect of Excess withdrawals" under "Guaranteed             If you make an Excess withdrawal, we
             withdrawal benefit for life ("GWBL")" in "Contract features and  will recalculate your GWBL benefit
             benefits"                                                        base and the Guaranteed annual
                                                                              withdrawal amount, as follows:
                                                                              .   The GWBL benefit base will be
                                                                                  reduced pro rata by the entire
                                                                                  amount of the Excess withdrawal.

                                                                              .   The Guaranteed annual withdrawal
                                                                                  amount will be recalculated to
                                                                                  equal the Applicable percentage
                                                                                  multiplied by the reduced GWBL
                                                                                  benefit base.

             See "The amount applied to purchase an annuity payout            FOR ACCUMULATOR(R) AND
             option" in "Accessing your money"                                ACCUMULATOR(R) ELITE/SM /CONTRACTS:

                                                                              For fixed annuity period certain
                                                                              payout options only, the amount
                                                                              applied to the annuity benefit is
                                                                              the greater of the cash value or 95%
                                                                              of what the account value would be
                                                                              if no withdrawal charge applied.

                                                                              FOR ACCUMULATOR(R) PLUS/SM
                                                                              /CONTRACTS:

                                                                              The amount applied to the annuity
                                                                              benefit is the greater of the cash
                                                                              value or 95% of what the account
                                                                              value would be if no withdrawal
                                                                              charge applied.

                                                                              FOR ACCUMULATOR(R) SELECT/SM
                                                                              /CONTRACTS:

                                                                              For fixed annuity period certain
                                                                              payout options only, the amount
                                                                              applied to the annuity benefit is
                                                                              the greater of the cash value or 95%
                                                                              of the account value.

             See "How withdrawals affect your Guaranteed minimum income       If you elect both (1) the Guaranteed
             benefit, Guaranteed minimum death benefit and Principal          minimum income ben efit and (2) the
             guarantee benefits" in "Accessing your money"                    Annual Ratchet to age 85 enhanced
                                                                              death benefit, withdrawals
                                                                              (including any applicable withdrawal
                                                                              charges) will reduce each of the
                                                                              benefits' benefit bases on a
                                                                              dollar-for-dollar basis, as long as
                                                                              the sum of withdrawals in a contract
                                                                              year is no more than 5% of the 5%
                                                                              Roll-Up to age 85 benefit base. Once
                                                                              a withdrawal is taken that causes
                                                                              the sum of withdrawals in a contract
                                                                              year to exceed 5% of the 5% Roll-Up
                                                                              to age 85 benefit base on the most
                                                                              recent contract date anniversary,
                                                                              that entire withdrawal (including
                                                                              any required minimum distributions)
                                                                              and any subsequent withdrawals in
                                                                              that same contract year will reduce
                                                                              the benefit bases on a pro rata
                                                                              basis. In all contract years
                                                                              beginning after your 85th birthday,
                                                                              or earlier if you drop the
                                                                              Guaranteed minimum income benefit
                                                                              after issue, the Annual Ratchet to
                                                                              age 85 Guaranteed minimum death
                                                                              benefit base will be reduced on a
                                                                              pro rata basis by any withdrawals.
-------------------------------------------------------------------------------------------------------------------

                                     VI-4

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

----------------------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS     AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------------------------
NEW YORK                               If you elect (1) the Guaranteed minimum income benefit and
(CONTINUED)                            (2) the Standard death benefit, withdrawals (including any applicable withdrawal charges) will reduce the 5% Roll-Up to age 85 benefit base and the Annual Ratchet to age 85
                                       benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is no more than 5% of the
                                       5% Roll-Up to age 85 benefit base. Once a withdrawal is
                                       taken that causes the sum of withdrawals in a contract year to exceed 5% of the 5% Roll-Up to age 85 benefit base on
                                       the most recent contract date anniversary, that entire
                                       withdrawal (including any required minimum distributions)
                                       and any subsequent withdrawals in that same contract year
                                       will reduce the 5% Roll-Up to age 85 benefit base and the
                                       Annual Ratchet to age 85 benefit base on a pro rata basis.
                                       The Standard death benefit base will be reduced on a pro
                                       rata basis by any withdrawals, regardless of amount.

                                       If you elect the Annual Ratchet to age 85 enhanced death
                                       benefit without the Guaranteed minimum income benefit,
                                       withdrawals (including any applicable withdrawal charges)
                                       will reduce the Annual Ratchet to age 85 enhanced death
                                       benefit base on a pro rata basis. If you add the Guaranteed minimum income benefit to your contract after issue,
                                       withdrawals (including any applicable withdrawal charges)
                                       will reduce the Annual Ratchet to age 85 enhanced death
                                       benefit base on a dollar-for-dollar basis.

                                       If the Guaranteed minimum income benefit converts to the
                                       Guaranteed withdrawal benefit for life at age 85, the Stan dard death benefit base or Annual Ratchet to age 85 benefit base will be reduced on a pro rata basis by any subsequent withdrawals.

             See "Annuity maturity     Your contract has a maturity date by which you must either date" in "Accessing your  take a lump sum withdrawal or select an annuity payout
             money"                    option. FOR ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM /AND
                                       ACCUMULATOR(R) SELECT CONTRACTS: The maturity date by which you must take a lump sum withdrawal or select an annuity
                                       payout option is the contract date anniversary that follows the annuitant's birthday, as follows:

                                                                    Maximum
                                              Issue Age             Annuitization age
                                              ---------             -----------------
                                              0-80                  90
                                              81                    91
                                              82                    92
                                              83                    93
                                              84                    94
                                              85                    95

                                              FOR ACCUMULATOR(R) PLUS/SM /CONTRACTS: The maturity date is the contract date anniversary that follows the annuitant's 90th birthday.

  See "Charges and expenses"                  Deductions of charges from the guaranteed interest option
                                              are not permitted.
--------------------------------------------------------------------------------------------------------------

                                     VI-5

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-------------------------------------------------------------------------------------------------
 STATE                    FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------------------
NEW YORK                  See "Annual Ratchet to age 85" in   The charge is equal to 0.30% of
(CONTINUED)               "Charges and                        the Annual Ratchet to age 85
                          expenses"                           benefit base.

                          See "Transfers of ownership,        Collateral assignments are not
                          collateral assignments, loans and   limited to the period prior to the
                          borrowing" in "More information"    first contract date anniversary.
                                                              You may assign all or a portion of
                                                              the value of your NQ contract at
                                                              any time, pursuant to the terms
                                                              described earlier in this
                                                              Prospectus.
-------------------------------------------------------------------------------------------------
NORTH CAROLINA            See "Loans under Rollover TSA       The frequency of TSA loan interest
                          contracts" in "Accessing your       rate setting is once every 12
                          money"                              months but not more than once in
                                                              any three- month period. The rate
                                                              change increment cannot be less
                                                              than  1/2 of 1% per year. Rates
                                                              set by an employer can be used for
                                                              ERISA plans.
-------------------------------------------------------------------------------------------------
OREGON                    See "We require that the following  The following is added:
(Applicable under         types of communications be on
Accumulator(R),           specific forms for that purpose:"   (24) requests for required minimum
Accumulator(R) Elite/SM   in "Who is AXA Equitable?"          distributions, other than pursuant
/and Accumulator(R)                                           to our automatic RMD service.
Plus/SM/ contracts only)
                          Flexible Premium IRA, Flexible      Not Available
                          Premium Roth IRA and QP contracts

                          Automatic investment program        Not Available

                          See "How you can contribute to      Additional contributions are
                          your contract" in "Contract         limited to the first year after
                          features and benefits" and          the contract issue date only.
                          "Appendix IX"                       Additional contributions are not
                                                              permitted to Inherited IRA
                                                              contracts, even from properly
                                                              titled sources.

                          See "Dollar cost averaging" under   You can make subsequent
                          "Allocating your contributions" in  contributions to the special
                          "Contract features and benefits"    dollar cost averaging program (for
                                                              Accumulator(R) and Accumulator(R)
                                                              Elite/SM /contracts) or the
                                                              special money mar ket dollar cost
                                                              averaging program (for
                                                              Accumulator(R) Plus/SM/ contracts)
                                                              during the first contract year. If
                                                              you elect a 3 or 6 month program,
                                                              you may start a new program at its
                                                              expiration, provided all
                                                              contributions are made during the
                                                              first contract year.

                          See "Lifetime required minimum      The following replaces the third
                          distribution withdrawals" under     paragraph:
                          "Withdrawing your account value"    We generally will not impose a
                          in "Accessing your money"           withdrawal charge on minimum
                                                              distribution withdrawals even if
                                                              you are not enrolled in our
                                                              automatic RMD service, except if,
                                                              when added to a lump sum
                                                              withdrawal previously taken in the
                                                              same contract year, the minimum
                                                              distribution withdrawals exceed
                                                              the 10% free withdrawal amount. In
                                                              order to avoid a withdrawal charge
                                                              in connection with minimum
                                                              distribution withdrawals outside
                                                              of our automatic RMD service, you
                                                              must notify us using our request
                                                              form. Such minimum distribution
                                                              withdrawals must be based solely
                                                              on your contract's account value.

                          See "Selecting an annuity payout    FOR ACCUMULATOR(R) CONTRACTS:
                          option" under "Your annuity payout
                          options" in "Accessing your money"  You can choose the date annuity payments begin, but it may not be
                                                              earlier than seven years from the
                                                              Accumulator(R) contract issue date.

                                                              For Accumulator(R) Plus/SM
                                                              /contracts:

                                                              You can choose the date annuity
                                                              payments begin, but it may not be
                                                              earlier than nine years from the
                                                              Accumulator(R) Plus/SM /contract
                                                              issue date.
-------------------------------------------------------------------------------------------------

                                     VI-6

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-------------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------
OREGON                                            FOR ACCUMULATOR(R) ELITE/SM
(CONTINUED)                                       /CONTRACTS:

                                                  You can choose the date annuity
                                                  payments begin, but it may not be
                                                  earlier than four years from the
                                                  Accumulator(R) Elite/SM /contract
                                                  issue date.

                                                  FOR ACCUMULATOR(R), ACCUMULATOR(R)
                                                  ELITE/SM /AND ACCUMULATOR(R)
                                                  PLUS/SM /CONTRACTS:

                                                  No withdrawal charge is imposed if
                                                  you select a non-life contingent
                                                  period certain payout annuity.

                                                  If the payout annuity benefit is
                                                  based on the age or sex of the
                                                  owner and/or annuitant, and that
                                                  information is later found not to
                                                  be correct, we will adjust the
                                                  payout annuity benefit on the
                                                  basis of the correct age or sex.
                                                  We will adjust the number or
                                                  amount of payout annuity benefit
                                                  payments, or any amount of the
                                                  payout annuity benefit payments,
                                                  or any amount used to provide the
                                                  payout annuity benefit, or any
                                                  combination of these approaches.
                                                  If we have overpaid you, we will
                                                  charge that overpayment against
                                                  future payments, while if we have
                                                  underpaid you, we will add
                                                  additional amounts to future
                                                  payments. Our liability will be
                                                  limited to the correct information
                                                  and the actual amounts used to
                                                  provide the benefits.

              See "Disability, terminal illness,  Items (i) and (iii) under this
              or confinement to nursing home"     section are deleted in their
              under "Withdrawal charge" in        entirety.
              "Charges and expenses" (For
              Accumulator(R), Accumulator(R)
              Plus/SM /and Accumulator(R)
              Elite/SM /contracts only)
-------------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                       Your contract refers to
                                                  contributions as premiums.

              Cancelling the Guaranteed minimum   You may cancel the Guaranteed
              income benefit                      minimum income benefit within 10
                                                  days of it being added to your
                                                  contract, if you add the benefit
                                                  to your contract after issue. This
                                                  is distinct from your right to
                                                  drop the Guaranteed minimum income
                                                  benefit after issue, and is not
                                                  subject to the restrictions that
                                                  govern that right. We will not
                                                  deduct any charge for the
                                                  Guaranteed minimum income benefit,
                                                  or alter other charges, such as
                                                  reducing the Guaranteed minimum
                                                  death benefit charge, that are
                                                  tied to the Guaranteed minimum
                                                  income benefit being part of your
                                                  contract.

              Special dollar cost averaging       In Pennsylvania, we refer to this
              program                             program as "enhanced rate dollar
                                                  cost averaging."

              See "Disability, terminal illness,  Item (iii) under this section is
              or confinement to nursing home"     deleted in its entirety.
              under "Withdrawal charge" in
              "Charges and expenses" (For
              Accumulator(R), Accumulator(R)
              Plus/SM /and Accumulator(R)
              Elite/SM /contracts only)

              Required disclosure for             Any person who knowingly and with
              Pennsylvania customers              intent to defraud any insurance
                                                  company or other person files an
                                                  application for insurance or
                                                  statement of claim containing any
                                                  materially false information or
                                                  conceals for the purpose of
                                                  misleading, information concerning
                                                  any fact material thereto commits
                                                  a fraudulent insurance act, which
                                                  is a crime and subjects such
                                                  person to criminal and civil
                                                  penalties.
-------------------------------------------------------------------------------------

                                     VI-7

                                 APPENDIX VI:
                          STATE CONTRACT AVAILABILITY
                              AND/OR VARIATIONS OF
                         CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
PUERTO RICO  Beneficiary continuation option     Not Available
             (IRA)

             IRA and Roth IRA                    Available for direct rollovers
                                                 from U.S. source 401(a) plans and
                                                 direct transfers from the same
                                                 type of U.S. source IRAs.

             Inherited IRA, Rollover TSA and QP  Not Available
             (Defined Benefit) contracts (For
             Accumulator(R) Plus/SM /and
             Accumulator(R) Elite/SM/ contracts
             only)

             See "Purchase considerations for a  We do not offer Accumulator(R)
             charitable remainder trust" under   Series contracts to charitable
             "Owner and annuitant requirements"  remainder trusts in Puerto Rico.
             in "Contract features and benefits"

             See "How you can contribute to      Specific requirements for
             your contract" in "Contract         purchasing QP contracts in Puerto
             features and benefits" and          Rico are outlined below in
             "Appendix IX" (For Accumulator(R),  "Purchase considerations for QP
             Accumulator(R) Plus/SM /and         (Defined Contribution) contracts
             Accumulator(R) Elite/SM /contracts  in Puerto Rico".
             only)

             "Minimum income benefit" in         Exercise restrictions for the GMIB
             "Contract features and benefits"    on a Puerto Rico QPDC contract are
             (For Accumulator(R),                described below, under "Purchase
             Accumulator(R) Plus/SM /and         considerations for QP (Defined
             Accumulator(R) Elite/SM /contracts  Contribution) contracts in Puerto
             only)                               Rico", and in your contract.

             See "Lifetime required minimum      This option is not available with
             distribution withdrawals" in        QPDC contracts.
             "Accessing your money" (For
             Accumulator(R), Accumulator(R)
             Plus/SM /and Accumulator(R)
             Elite/SM /contracts only)

             See "Transfers of ownership,        Transfers of ownership of QP
             collateral assignments, loans and   contracts are governed by Puerto
             borrowing" in "More information"    Rico law. Please consult your tax,
             (For Accumulator(R),                legal or plan advisor if you
             Accumulator(R) Plus/SM /and         intend to transfer ownership of
             Accumulator(R) Elite/SM/ contracts  your contract.
             only)

             "Purchase considerations for QP     PURCHASE CONSIDERATIONS FOR QP
             (Defined Contribution) contracts    (DEFINED CONTRIBUTION) CONTRACTS
             in Puerto Rico" -- this section     IN PUERTO RICO:
             replaces "Appendix II: Purchase     Trustees who are considering the
             considerations for QP contracts"    purchase of an Accumulator(R)
             in this Prospectus. (For            Series QP contract in Puerto Rico
             Accumulator(R), Accumulator(R)      should discuss with their tax,
             Plus/SM /and Accumulator(R)         legal and plan advisors whether
             Elite/SM /contracts only)           this is an appropriate investment
                                                 vehicle for the employer's plan.
                                                 Trustees should consider whether
                                                 the plan provisions permit the
                                                 investment of plan assets in the
                                                 QP contract, the Guaranteed
                                                 minimum income benefit and other
                                                 guaranteed benefits, and the
                                                 payment of death benefits in
                                                 accordance with the requirements
                                                 of Puerto Rico income tax rules.
                                                 The QP contract and this
                                                 Prospectus should be reviewed in
                                                 full, and the following factors,
                                                 among others, should be noted.

                                                 LIMITS ON CONTRACT OWNERSHIP:
                                                 .   The QP contract is offered
                                                     only as a funding vehicle to
                                                     qualified plan trusts of
                                                     single participant defined
                                                     contribution plans that are
                                                     tax-qualified under Puerto
                                                     Rico law, not United States
                                                     law. The contract is not
                                                     available to US qualified
                                                     plans or to defined benefit
                                                     plans qualifying under Puerto
                                                     Rico law.

                                                 .   The QP contract owner is the
                                                     qualified plan trust. The
                                                     annuitant under the contract
                                                     is the self-employed Puerto
                                                     Rico resident, who is the sole
                                                     plan participant.
------------------------------------------------------------------------------------


                                     VI-8

                                 APPENDIX VI:
                          STATE CONTRACT AVAILABILITY
                              AND/OR VARIATIONS OF
                         CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
PUERTO RICO                                      .   This products should not be
(CONTINUED)                                          purchsed if the self- employed
                                                     individual anticipates having
                                                     additional employees become
                                                     eligible for the plan. We will
                                                     not allow additional contracts
                                                     to be issued for participants
                                                     other than the original
                                                     business owner.

                                                 .   If the business that sponsors
                                                     the plan adds another
                                                     employee, no further
                                                     contributions may be made to
                                                     the contract. If the employer
                                                     moves the funds to another
                                                     funding vehicle that can
                                                     accommodate more than one
                                                     employee, this move could
                                                     result in surrender charges,
                                                     if applicable, and the loss of
                                                     guaranteed benefits in the
                                                     contract.

                                                 LIMITS ON CONTRIBUTIONS:

                                                 .   All contributions must be
                                                     direct transfers from other
                                                     investments within an existing
                                                     qualified plan trust.

                                                 .   Employer payroll contributions
                                                     are not accepted.

                                                 .   Only one additional transfer
                                                     contribution may be made per
                                                     contract year.

                                                 .   Checks written on accounts
                                                     held in the name of the
                                                     employer instead of the plan
                                                     or the trustee will not be
                                                     accepted.

                                                 .   As mentioned above, if a new
                                                     employee becomes eligible for
                                                     the plan, the trustee will not
                                                     be permitted to make any
                                                     further contributions to the
                                                     contract established for the
                                                     original business owner.

                                                 LIMITS ON PAYMENTS:
                                                 .   Loans are not available under
                                                     the contract.

                                                 .   All payments are made to the
                                                     plan trust as owner, even
                                                     though the plan
                                                     participant/annuitant is the
                                                     ultimate recipient of the
                                                     benefit payment.

                                                 .   AXA Equitable does no tax
                                                     reporting or withholding of
                                                     any kind. The plan
                                                     administrator or trustee will
                                                     be solely responsible for
                                                     performing or providing for
                                                     all such services.

                                                 .   AXA Equitable does not offer
                                                     contracts that qualify as IRAs
                                                     under Puerto Rico law. The
                                                     plan trust will exercise the
                                                     GMIB and must continue to hold
                                                     the supplementary contract for
                                                     the duration of the GMIB
                                                     payments.

                                                 PLAN TERMINATION:
                                                 .   If the plan participant
                                                     terminates the business, and
                                                     as a result wishes to
                                                     terminate the plan, the trust
                                                     would have to be kept in
                                                     existence to receive payments.
                                                     This could create expenses for
                                                     the plan.
-            -----------------------------------------------------------------------

                                     VI-9

                                 APPENDIX VI:
                          STATE CONTRACT AVAILABILITY
                              AND/OR VARIATIONS OF
                         CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
PUERTO RICO                                      .   If the plan participant
(CONTINUED)                                          terminates the plan and the
                                                     trust is dissolved, or if the
                                                     plan trustee (which may or may
                                                     not be the same as the plan
                                                     participant) is unwilling to
                                                     accept payment to the plan
                                                     trust for any reason, AXA
                                                     Equitable would have to change
                                                     the contract from a Puerto
                                                     Rico QP to NQ in order to make
                                                     payments to the individual as
                                                     the new owner. Depending on
                                                     when this occurs, it could be
                                                     a taxable distribution from
                                                     the plan, with a potential tax
                                                     of the entire account value of
                                                     the contract. Puerto Rico
                                                     income tax withholding and
                                                     reporting by the plan trustee
                                                     could apply to the
                                                     distribution transaction.

                                                 .   If the plan trust is receiving
                                                     GMIB payments and the trust is
                                                     subsequently terminated,
                                                     transforming the contract into
                                                     an individually owned NQ
                                                     contract, the trustee would be
                                                     responsible for the applicable
                                                     Puerto Rico income tax
                                                     withholding and reporting on
                                                     the present value of the
                                                     remaining annuity payment
                                                     stream.

                                                 .   AXA Equitable is a U.S.
                                                     insurance company, therefore
                                                     distributions under the NQ
                                                     contract could be subject to
                                                     United States taxation and
                                                     withholding on a "taxable
                                                     amount not determined" basis.

             Tax information -- special rules    Income from NQ contracts we issue
             for NQ contracts                    is U.S. source. A Puerto Rico
                                                 resident is subject to U.S.
                                                 taxation on such U.S. source
                                                 income. Only Puerto Rico source
                                                 income of Puerto Rico residents is
                                                 excludable from U.S. taxation.
                                                 Income from NQ contracts is also
                                                 subject to Puerto Rico tax. The
                                                 calculation of the taxable portion
                                                 of amounts distributed from a con
                                                 tract may differ in the two
                                                 jurisdictions. Therefore, you
                                                 might have to file both U.S. and
                                                 Puerto Rico tax returns, showing
                                                 different amounts of income from
                                                 the contract for each tax return.
                                                 Puerto Rico generally provides a
                                                 credit against Puerto Rico tax for
                                                 U.S. tax paid. Depending on your
                                                 personal situation and the timing
                                                 of the different tax liabilities,
                                                 you may not be able to take full
                                                 advantage of this credit.
------------------------------------------------------------------------------------
TEXAS        See "Annual administrative charge"  The annual administrative charge
             in "Charges and                     will not be deducted from amounts
             expenses"                           allocated to the Guaranteed
                                                 interest option.

             See "How you can contribute to      The $2,500,000 limitation on
             your contract" in "Contract         aggregate contributions under all
             features and benefits"              AXA Equitable annuity accumulation
                                                 contracts with the same owner or
                                                 annuitant does not apply.
------------------------------------------------------------------------------------
WASHINGTON   Guaranteed interest option          Not Available

             Investment simplifier --            Not Available
             Fixed-dollar option and Interest
             sweep option

             Earnings enhancement benefit        Not Available

             Special dollar cost averaging       .   Available only at issue.
             program (for Accumulator(R) and
             Accumulator(R) Elite/SM /contracts
             only)

                                                 .   Subsequent contributions
                                                     cannot be used to elect new
                                                     programs. You may make
                                                     subsequent contributions to
                                                     the initial programs while
                                                     they are still running.
------------------------------------------------------------------------------------


                                     VI-10

                                 APPENDIX VI:
                          STATE CONTRACT AVAILABILITY
                              AND/OR VARIATIONS OF
                         CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------

WASHINGTON   "Greater of 4% Roll-Up to age 85    All references to this feature are
(CONTINUED)  or Annual Ratchet to age 85         deleted in their entirety. You
             enhanced death benefit"             have the choice of the following
                                                 guaranteed minimum death benefits:
                                                 the Annual Ratchet to age 85 or
                                                 the Standard death benefit.

             See "How withdrawals affect your    The first sentence of the third
             Guaranteed minimum income benefit,  paragraph is replaced with the
             Guaranteed minimum death benefit    following:
             and Principal guarantee benefits"   With respect to the Guaranteed
             in "Accessing your money"           minimum income benefit,
                                                 withdrawals (including any
                                                 applicable withdrawal charges)
                                                 will reduce the 5% Roll-Up to age
                                                 85 benefit base on a
                                                 dollar-for-dollar basis, as long
                                                 as the sum of the withdrawals in a
                                                 contract year is 5% or less of the
                                                 5% Roll-Up benefit base on the
                                                 contract issue date or the most
                                                 recent contract date anniversary,
                                                 if later.

             See "Guaranteed minimum death       You have a choice of the standard
             benefit" in "Contract features and  death benefit or the Annual
             benefits"                           Ratchet to age 85 enhanced death
                                                 benefit. The Standard death
                                                 benefit and the Annual Ratchet to
                                                 age 85 enhanced death benefit may
                                                 be combined with the Guaranteed
                                                 minimum income benefit.

             See "Annual administrative charge"  The second paragraph of this
             in "Charges and expenses"           section is replaced with the
                                                 following: The annual
                                                 administrative charge will be
                                                 deducted from the value in the
                                                 variable investment options on a
                                                 pro rata basis. If those amounts
                                                 are insufficient, we will deduct
                                                 all or a portion of the charge
                                                 from the account for special
                                                 dollar cost averaging (for
                                                 Accumulator(R) and Accumulator(R)
                                                 Elite/SM /contracts) or the
                                                 account for special money market
                                                 dollar cost averaging (for
                                                 Accumulator(R) Plus/SM /and
                                                 Accumulator(R) Select/SM
                                                 /contracts). If the contract is
                                                 surrendered or annuitized or a
                                                 death benefit is paid on a date
                                                 other than a contract date
                                                 anniversary, we will deduct a pro
                                                 rata portion of that charge for
                                                 the year.

             See "10% free withdrawal amount"    The 10% free withdrawal amount
             under "Withdrawal charge" in        applies to full surrenders.
             "Charges and expenses" (For
             Accumulator(R), Accumulator(R)
             Plus/SM /and Accumulator(R)
             Elite/SM /contracts only)

             See "Withdrawal charge" in          The owner (or older joint owner,
             "Charges and expenses" under        if applicable) has qualified to
             "Disability, terminal illness, or   receive Social Security disability
             confinement to nursing home" (For   benefits as certified by the
             Accumulator(R), Accumulator(R)      Social Security Administration or
             Plus/SM /and Accumulator(R)         a statement from an independent
             Elite/SM /contracts only)           U.S. licensed physician stating
                                                 that the owner (or older joint
                                                 owner, if applicable) meets the
                                                 definition of total disability for
                                                 at least 6 continuous months prior
                                                 to the notice of claim. Such
                                                 disability must be re-certified
                                                 every 12 months.
------------------------------------------------------------------------------------

                                     VI-11

                                 APPENDIX VI:
                          STATE CONTRACT AVAILABILITY
                              AND/OR VARIATIONS OF
                         CERTAIN FEATURES AND BENEFITS

Appendix VII: Contract variations

--------------------------------------------------------------------------------

The contract described in this Prospectus is no longer sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date indicated below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VI earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.


-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
November 2008-February    4% Roll-Up to age 85      There is no 4% Roll-Up
2009                      benefit base              to age 85 benefit base
                                                    under these contracts.
                                                    Instead, there is a 6%
                                                    Roll-Up to age 85
                                                    benefit base. This
                                                    benefit base is used for
                                                    the Greater of 6%
                                                    Roll-Up to age 85 or
                                                    Annual Ratchet to age 85
                                                    enhanced death benefit
                                                    AND for the Guaranteed
                                                    minimum income benefit.

                                                    The effective annual
                                                    roll-up rate credited to
                                                    the benefit base is:

                                                    .   6% with respect to
                                                        the variable
                                                        investment options
                                                        (including amounts
                                                        allocated to the
                                                        account for special
                                                        money market dollar
                                                        cost averaging under
                                                        Accumulator(R)
                                                        Plus/SM /and
                                                        Accumulator(R)
                                                        Select/SM/ contracts
                                                        but excluding all
                                                        other amounts
                                                        allocated to the
                                                        EQ/Money Market
                                                        variable investment
                                                        option), and the
                                                        account for special
                                                        dollar cost
                                                        averaging (under
                                                        Accumulator(R) and
                                                        Accumulator(R)
                                                        Elite/SM/ contracts
                                                        only);

                                                    .   3% with respect to
                                                        the EQ/Money Market
                                                        variable investment
                                                        option, the
                                                        guaranteed interest
                                                        option and the loan
                                                        reserve account
                                                        under Rollover TSA
                                                        (if applicable).

                          Greater of 6% to age 85   The fee for this benefit
                          or Annual Ratchet to age  was 0.80%.
                          85 Guaranteed minimum
                          death benefit (only       If you elect to reset
                          available if you also     the Roll-Up benefit
                          elect the Guaranteed      base, we will increase
                          minimum income benefit)   your charge up to 0.95%.

                          Guaranteed minimum        The fee for this benefit
                          income benefit            was 0.80%.

                                                    If you elect to reset
                                                    the Roll-Up benefit
                                                    base, we will increase
                                                    your charge to 1.05%.
-----------------------------------------------------------------------------


                                     VII-1

                       APPENDIX VII: CONTRACT VARIATIONS

--------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD     FEATURE/BENEFIT                          VARIATION
--------------------------------------------------------------------------------------------------------------
November 2008-February 2009  Guaranteed withdrawal benefit for life   The fee for this benefit was 0.80%.
(continued)                  (upon conversion of the Guaranteed
                             minimum income benefit)                  If your GWBL benefit base ratchets, we
                                                                      will increase your charge to 1.05%.

                                                                      Each relevant Applicable percentage is
                                                                      two percentage points higher than the
                                                                      corresponding Applicable percentage
                                                                      disclosed earlier in this Prospectus.

                                                                      If this benefit is in effect, the
                                                                      variable investment options available
                                                                      to you include the EQ/Franklin
                                                                      Templeton Allocation Portfolio, in
                                                                      addition to the AXA Allocation
                                                                      Portfolios.

                             Principal guarantee benefit              If the 100% Principal guarantee benefit
                                                                      is in effect, the variable investment
                                                                      options avail able to you include the
                                                                      EQ/Franklin Templeton Allocation
                                                                      Portfolio, in addition to the AXA
                                                                      Allocation Portfolios.

                             Variable investment options              All variable investment options listed
                                                                      in this Prospectus are available under
                                                                      your contract.
--------------------------------------------------------------------------------------------------------------
February 2009-June 2009      4% Roll-Up to age 85 benefit base        There is no 4% Roll-Up to age 85
                                                                      benefit base under these contracts.
                                                                      Instead, there is a 5% Roll-Up to age
                                                                      85 benefit base. This benefit base is
                                                                      used for the Greater of 5% Roll-Up to
                                                                      age 85 or Annual Ratchet to age 85
                                                                      enhanced death benefit AND for the
                                                                      Guaranteed minimum income benefit.

                                                                      The effective annual roll-up rate
                                                                      credited to the benefit base is:

                                                                      .   5% with respect to the variable
                                                                          investment options (including
                                                                          amounts allocated to the account
                                                                          for special money market dollar
                                                                          cost averaging under Accumulator(R)
                                                                          Plus/SM /and Accumulator(R)
                                                                          Select/SM/ contracts but excluding
                                                                          all other amounts allocated to the
                                                                          EQ/Money Market variable investment
                                                                          option), and the account for
                                                                          special dollar cost averaging
                                                                          (under Accumulator(R) and
                                                                          Accumulator(R) Elite/SM/ contracts
                                                                          only);

                                                                      .   2% with respect to the EQ/Money
                                                                          Market variable investment option,
                                                                          the guaranteed interest option and
                                                                          the loan reserve account under
                                                                          Rollover TSA (if applicable).

                             Greater of 5% to age 85 or Annual        The fee for this benefit was 0.85%.
                             Ratchet to age 85 Guaranteed minimum
                             death benefit (only available if you     If you elect to reset the Roll-Up
                             also elect the Guaranteed minimum        benefit base, we will increase your
                             income benefit)                          charge to 0.95%.

                             Guaranteed minimum income benefit        The fee for this benefit was 0.85%.

                                                                      If you elect to reset the Roll-Up
                                                                      benefit base, we will increase your
                                                                      charge to 1.05%.
--------------------------------------------------------------------------------------------------------------


                                     VII-2

                       APPENDIX VII: CONTRACT VARIATIONS

----------------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD             FEATURE/BENEFIT                          VARIATION
----------------------------------------------------------------------------------------------------------------------
February 2009-June 2009 (continued)  Guaranteed withdrawal benefit for life   The fee for this benefit was 0.85%.
                                     (upon conversion of the Guaranteed
                                     minimum income benefit)                  If your GWBL benefit base ratchets,
                                                                              we will increase your charge to 1.05%.

                                                                              Each relevant Applicable percentage is
                                                                              one percentage point higher than the
                                                                              corresponding Applicable percentage
                                                                              disclosed earlier in this Prospectus.
----------------------------------------------------------------------------------------------------------------------
February 2009-present                Variable investment options              Only the variable investment options
                                                                              marked with a "+" on the front cover of
                                                                              this Prospectus are available under
                                                                              your contract.
----------------------------------------------------------------------------------------------------------------------
June 2009-present                    Rollover TSA                             Not Available
----------------------------------------------------------------------------------------------------------------------


                                     VII-2

                       APPENDIX VII: CONTRACT VARIATIONS

Appendix VIII: Tax-sheltered annuity contracts (TSAs)


WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. Please see "How you can contribute to your contract" under "Contract features and benefits" earlier in this Prospectus for more information.


--------------------------------------------------------------------------------

GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity" contracts ("TSAs"). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under
Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 ("Rev. Rul. 90-24"), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.


CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

We no longer accept contributions to TSA contracts. Contributions to an Accumulator(R) Series TSA contract had been extremely limited. AXA Equitable had permitted contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must have agreed to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable did not accept employer-remitted contributions. AXA Equitable did not accept contributions of after-tax funds, including designated Roth contributions, to the Accumulator(R) Series TSA contracts. We had accepted contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Previously, contributions must have been made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.


DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:

..   the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

..   the owner dies; or

..   the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under "Federal and state income tax withholding and information reporting" in the "Tax Information" section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

                                    VIII-1

             APPENDIX VIII: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments Guaranteed withdrawal benefit for life Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in the "Contract features and benefits" in this Prospectus. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

..   The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

   (1)The greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

   (2)$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

..   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

..   All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

..   the loan does not qualify under the conditions above;

..   the participant fails to repay the interest or principal when due; or

..   in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default is reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

                                    VIII-2

             APPENDIX VIII: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the "Tax Information" section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

..   For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

..   403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.

SPOUSAL CONSENT RULES


Your employer told us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.


If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).

                                    VIII-3

             APPENDIX VIII: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

Appendix IX: Rules regarding contributions to your contract


With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the states of Florida and Texas. We no longer accept contributions to TSA contracts. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.


--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)

                     .   0-80 (ACCUMULATOR(R) PLUS/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT
                     .   $100 monthly and $300 quarterly under our automatic investment program (additional)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS
                     .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions may be made after attainment of age 86, or if later, the first
CONTRIBUTIONS/(1)/       contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                         Select/SM/)

                     .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                  ROLLOVER IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)

                     .   20-80 (ACCUMULATOR(R) PLUS/SM/ )
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT
                     .   $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.

                     .   Rollovers from another traditional individual retirement arrangement.

                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.

                     .   Regular IRA contributions.

                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/       contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                         Select/SM/)

                     .   No additional contributions after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)

                     .   Contributions made after age 70 1/2 must be net of required minimum distributions.

                     .   Although we accept regular IRA contributions (limited to $5,500) under Rollover IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX IX: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                    ROTH CONVERSION IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)

                          .   20-80 (ACCUMULATOR(R) PLUS/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
                          .   $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Rollovers from another Roth IRA.

                          .   Rollovers from a "designated Roth contribution account" under specified retirement plans.

                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.

                          .   Direct transfers from another Roth IRA.

                          .   Regular Roth IRA contributions.

                          .   Additional catch-up contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/            contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                              Select/SM/)

                          .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)

                          .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.

                          .   Although we accept Roth IRA contributions (limited to $5,500) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.
------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                       INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   0-70 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $1,000
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.

                          .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified cir- cumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/
                          .   Any additional contributions must be from the same type of IRA of the same deceased owner.

                          .   No additional contributions are permitted to Inherited IRA contracts issued as a non-spousal beneficiary direct rollover from an Applicable Plan.
------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                            QP
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-75 (ACCUMULATOR(R) & ACCUMULATOR(R) ELITE/SM/)

                          .   20-70 (ACCUMULATOR(R) PLUS/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $500
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Only transfer contributions from other investments within an existing qualified plan trust.

                          .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.

                          .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   A separate QP contract must be established for each plan participant.
CONTRIBUTIONS/(1)/
                          .   We do not accept regular on-going payroll contributions or contributions directly from the employer.

                          .   Only one additional transfer contribution may be made during a contract year.

                          .   No additional transfer contributions after the annuitant's attainment of age 76 (age 71 under
                              Accumulator(R) Plus/SM/ contracts) or if later, the first contract date anniversary.

                          .   Contributions after age 70 1/2 must be net of any required minimum distributions.

See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX IX: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                   FLEXIBLE PREMIUM IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-70 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
                          .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular traditional IRA contributions.

                          .   Additional catch-up contributions.

                          .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
                              457(b) plans.

                          .   Rollovers from another traditional individual retirement arrangement.

                          .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No regular IRA contributions in the calendar year you turn age 70 1/2 and thereafter.
CONTRIBUTIONS/(1)/
                          .   Regular contributions may not exceed $5,500.

                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but un- der age 70 1/2 at any time during the calendar year for which the contribution is made.

                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium IRA contract, we intend that the contract be used for ongoing regular contributions.

                          .   No additional contributions may be made after attainment of age 86.

                          .   Additional contributions after age 70 1/2 must be net of required minimum distributions.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 FLEXIBLE PREMIUM ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
                          .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular Roth IRA contributions.

                          .   Additional catch-up contributions.

                          .   Rollovers from another Roth IRA.

                          .   Rollovers from a ''designated Roth contribution account'' under specified retirement plans.

                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.

                          .   Direct transfers from another Roth IRA.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/            contract date anniversary.

                          .   Contributions are subject to income limits and other tax rules.

                          .   Regular Roth IRA contributions may not exceed $5,500.

                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium Roth
                              IRA contract, we intend that the contract be used for ongoing regular Roth IRA contributions.
------------------------------------------------------------------------------------------------------------------------------


(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


See ''Tax information'' earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see ''Dates and prices at which contract events occur'' in ''More information'' earlier in this Prospectus. Please review your contract for information on contribution limitations.

          APPENDIX IX: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and Independent Registered Public Accounting Firm   2

Distribution of the Contracts                                 2

Financial Statements                                          2

HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49
dated May 1, 2013.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip




                               #416997/Accumulator '02/'04,'06/'06.5, '07/'07.5,
                                                            8.0/8.2/8.3, 9.0 All

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2013 TO THE CURRENT PROSPECTUSES AND SUPPLEMENTS TO THE PROSPECTUSES FOR ACCUMULATOR(R) SERIES

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together the "Prospectus") offered by AXA Equitable Life Insurance Company ("AXA Equitable"). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.


The purpose of this Supplement is to provide you with information regarding certain Portfolio substitutions. The Portfolios discussed below are not available in all contracts. Please note the following:

1. CHANGES TO PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ ADVISORS TRUST

A. PORTFOLIO SUBSTITUTIONS -- COMBINATION OF CERTAIN VARIABLE INVESTMENT OPTIONS


Beginning on or about June 21, 2013, interests in certain variable investment options (the ''surviving options'') will replace interests in current variable investment options (the ''replaced options''), as listed in the table below. We will move the assets from each replaced option into the applicable surviving option at relative net asset value. We will also automatically direct any contributions made to a replaced option to the applicable surviving option. Any allocation election to a replaced option will be considered as an allocation election to the applicable surviving option. In addition, if you are enrolled in any optional rebalancing program, any election to rebalance with respect to a replaced option will be considered as a rebalancing election to the applicable surviving option.


You may transfer your account value among the investment options, as usual. These transfers will not count against the limit (if any) on the number of transfers permitted under your contract. However, we may impose restrictions on transfers to prevent or limit disruptive transfer and other ''market timing'' activities by contract owners or agents of contract owners as more fully described in "Disruptive transfer activity" under "Transferring your money among investment options." Any contract value remaining in a replaced option on the substitution date will be transferred to the corresponding surviving option. Please note that AXA Equitable will bear all expenses related to the substitutions, and it will have no tax consequences for you. Please contact the customer service center referenced in your Prospectus for more information about these options and for information on how to transfer your contract value.

The following is a list of each Replaced Portfolio(s) and its Surviving
Portfolio.


--------------------------------------------------------------------------------------------------------------------
 REPLACED (CURRENT) PORTFOLIO NAME(S)  SURVIVING (NEW) PORTFOLIO NAME             EFFECTIVE ON OR ABOUT:
--------------------------------------------------------------------------------------------------------------------
Multimanager Mid Cap Growth            AXA Tactical Manager 400/(1)/          July 19, 2013
--------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth          AXA Tactical Manager 2000/(1)/         July 12, 2013
Multimanager Small Cap Value
--------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond              EQ/AllianceBernstein Short Duration    July 19, 2013
                                       Government Bond/(1) (2)/
--------------------------------------------------------------------------------------------------------------------
EQ/Global Bond PLUS                    EQ/Core Bond Index                     July 26, 2013
Multimanager Multi-Sector Bond
--------------------------------------------------------------------------------------------------------------------
EQ/Oppenheimer Global                  EQ/Global Multi-Sector Equity          July 19, 2013
--------------------------------------------------------------------------------------------------------------------
EQ/MFS International Growth            EQ/International Core PLUS             June 21, 2013
Multimanager International Equity
--------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research           EQ/Large Cap Core PLUS                 June 21, 2013
EQ/Davis New York Venture
EQ/Lord Abbett Large Cap Core
EQ/UBS Growth and Income
Multimanager Large Cap Core Equity
--------------------------------------------------------------------------------------------------------------------
EQ/Equity Growth PLUS                  EQ/Large Cap Growth PLUS               July 12, 2013
Multimanager Aggressive Equity
--------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock          EO/Large Cap Growth PLUS               June 21,2013
EQ/Wells Fargo Omega Growth
--------------------------------------------------------------------------------------------------------------------



                   IF
                   Accum 8.0.8.2,8.3                                    #486578

--------------------------------------------------------------------------------------------------------------------
 REPLACED (CURRENT) PORTFOLIO NAME(S)  SURVIVING (NEW) PORTFOLIO NAME             EFFECTIVE ON OR ABOUT:
--------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity        EQ/Large Cap Value PLUS/(1)/           July 26, 2013
EQ/Boston Advisors Equity Income
EQ/JPMorgan Value Opportunities
EQ/Van Kampen Comstock
Multimanager Large Cap Value
--------------------------------------------------------------------------------------------------------------------
Multimanager Mid Cap Value             EQ/Mid Cap Value PLUS                  July 19, 2013
--------------------------------------------------------------------------------------------------------------------
Multimanager Core Bond                 EQ/Quality Bond PLUS                   July 19, 2013
--------------------------------------------------------------------------------------------------------------------


          (1)The Surviving Portfolio is new to your contract and will be added on May 20, 2013. However the substitution will occur on the date listed in the chart above.

          (2)This variable investment option is only available if you purchased your contract prior to approximately February 17, 2009.




B. THE FOLLOWING INFORMATION REPLACES THE FIRST SENTENCE OF THE SIXTH PARAGRAPH AND THE LIST OF VARIABLE INVESTMENT OPTIONS IN THE "PORTFOLIOS OF THE TRUSTS" SECTION UNDER "CONTRACT FEATURES AND BENEFITS" IN YOUR PROSPECTUS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE UNDER YOUR CONTRACT. PLEASE SEE YOUR PROSPECTUS FOR MORE INFORMATION. ALSO, PLEASE NOTE THAT THE PROSPECTUSES FOR THE TRUSTS CONTAIN OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING.



PORTFOLIOS OF THE TRUSTS

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the AXA Tactical Manager Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high.



-----------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -- CLASS B
 SHARES PORTFOLIO                                                            INVESTMENT MANAGER (OR
 NAME                OBJECTIVE                                               SUB-ADVISER(S), AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE       Seeks to achieve long-term capital appreciation.        .   AXA Equitable Funds
  ALLOCATION                                                                     Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks to achieve a high level of current income.        .   AXA Equitable Funds
  ALLOCATION                                                                     Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA                  Seeks to achieve current income and growth of capital,  .   AXA Equitable Funds
  CONSERVATIVE-PLUS  with a greater emphasis on current income.                  Management Group, LLC
  ALLOCATION
-----------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks to achieve long-term capital appreciation and     .   AXA Equitable Funds
  ALLOCATION         current income.                                             Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS    Seeks to achieve long-term capital appreciation and     .   AXA Equitable Funds
  ALLOCATION         current income, with a greater emphasis on capital          Management Group, LLC
                     appreciation.
-----------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.           .   Allianz Global Investors
  TECHNOLOGY                                                                     US LLC
                                                                             .   AXA Equitable Funds
                                                                                 Management Group, LLC
                                                                             .   SSgA Funds Management,
                                                                                 Inc.
                                                                             .   Wellington Management
                                                                                 Company, LLP


--------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                              INVESTMENT MANAGER (OR
 -- CLASS IB SHARES                                                             SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                  AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------
AXA TACTICAL         Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  MANAGER 400        emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   BlackRock Investment
                                                                                    Management, LLC
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                      INVESTMENT MANAGER (OR
 -- CLASS IB SHARES                                                                     SUB-ADVISER(S),
 PORTFOLIO NAME        OBJECTIVE                                                        AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------
AXA TACTICAL           Seeks to achieve long-term growth of capital with an             .   AllianceBernstein L.P.
  MANAGER 2000         emphasis on risk-adjusted returns and managing volatility        .   AXA Equitable Funds
                       in the Portfolio.                                                    Management Group, LLC
                                                                                        .   BlackRock Investment
                                                                                            Management, LLC
----------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN   Seeks to achieve a balance of current income and capital         .   AllianceBernstein, L.P.
  SHORT DURATION       appreciation, consistent with a prudent level of risk.
  GOVERNMENT BOND
----------------------------------------------------------------------------------------------------------------------
                       Seeks to achieve long-term growth of capital.                    .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN
  SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN        Seeks to achieve long-term total return with an emphasis         .   AXA Equitable Funds
  SMALL CAP VALUE      on risk-adjusted returns and managing volatility in the              Management Group, LLC
  CORE                 Portfolio.                                                       .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Franklin Advisory
                                                                                            Services, LLC
----------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK        Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
  INDEX                approximates the total return performance of the Russell
                       3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
----------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX     Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
                       approximates the total return performance of the Barclays            Management Group, LLC
                       Intermediate U.S. Government/Credit Index, including             .   SSgA Funds Management,
                       reinvestment of dividends, at a risk level consistent with           Inc.
                       that of the Barclays Intermediate U.S. Government/Credit
                       Index.
----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX    Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
                       approximates the total return performance of the S&P
                       500 Index, including reinvestment of dividends, at a risk
                       level consistent with that of the S&P 500 Index.
----------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE       Seeks to maximize income while maintaining prospects             .   AXA Equitable Funds
  BALANCED             for capital appreciation with an emphasis on risk-adjusted           Management Group, LLC
                       returns and managing volatility in the Portfolio.                .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Franklin Advisers, Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN            Primarily seeks capital appreciation and secondarily seeks       .   AXA Equitable Funds
  TEMPLETON            income.                                                              Management Group, LLC
  ALLOCATION
----------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS       Seeks to achieve capital appreciation.                           .   GAMCO Asset Management,
  AND ACQUISITIONS                                                                          Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL         Seeks to maximize capital appreciation.                          .   GAMCO Asset Management,
  COMPANY VALUE                                                                             Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL              Seeks to achieve long-term capital appreciation with an          .   AXA Equitable Funds
  MULTI-SECTOR         emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
  EQUITY               in the Portfolio.                                                .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Morgan Stanley Investment
                                                                                            Management Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE        Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
  GOVERNMENT BOND      approximates the total return performance of the Barclays            Management Group, LLC
                       Intermediate U.S. Government Bond Index, including               .   SSgA Funds Management,
                       reinvestment of dividends, at a risk level consistent with that      Inc.
                       of the Barclays Intermediate U.S. Government Bond Index.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                      INVESTMENT MANAGER (OR
 -- CLASS IB SHARES                                                                     SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                          AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve long-term growth of capital with an               .   AXA Equitable Funds
  CORE PLUS          emphasis on risk-adjusted returns and managing volatility              Management Group, LLC
                     in the Portfolio.                                                  .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Hirayama Investments, LLC
                                                                                        .   WHV Investment Management
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses that              .   AllianceBernstein L.P.
  EQUITY INDEX       approximates the total return performance of a composite
                     of 40% DJ EURO STOXX 50 Index, 25% FTSE 100 Index,
                     25% TOPIX Index and 10% S&P/ASX 200 Index,
                     including reinvestment of dividends, at a risk level
                     consistent with that of the composite index.
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to provide current income and long-term growth of            .   AXA Equitable Funds
  VALUE PLUS         income, accompanied by growth of capital with an                       Management Group, LLC
                     emphasis on risk-adjusted returns and managing volatility          .   BlackRock Investment
                     in the Portfolio.                                                      Management, LLC
                                                                                        .   Northern Cross, LLC
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE    Seeks to achieve long-term growth of capital with an               .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility              Management Group, LLC
                     in the Portfolio.                                                  .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Institutional Capital LLC
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses that               .   AllianceBernstein L.P.
  INDEX              approximates the total return performance of the Russell
                     1000 Growth Index, including reinvestment of dividends
                     at a risk level consistent with that of the Russell 1000
                     Growth Index.
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to provide long-term capital growth with an                  .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility              Management Group, LLC
                     in the Portfolio.                                                  .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Marsico Capital
                                                                                            Management, LLC
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses that               .   SSgA Funds Management,
  INDEX              approximates the total return performance of the Russell 1000          Inc.
                     Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve long-term growth of capital with an               .   AllianceBernstein L.P.
  PLUS               emphasis on risk-adjusted returns and managing volatility          .   AXA Equitable Funds
                     in the Portfolio.                                                      Management Group, LLC
----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses that               .   SSgA Funds Management,
                     approximates the total return performance of the S&P                   Inc.
                     Mid Cap 400 Index, including reinvestment of dividends,
                     at a risk level consistent with that of the S&P Mid Cap
                     400 Index.
----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE     Seeks to achieve long-term capital appreciation with an            .   AXA Equitable Funds
  PLUS               emphasis on risk adjusted returns and managing volatility              Management Group, LLC
                     in the Portfolio.                                                  .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Wellington Management
                                                                                            Company, LLP
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                INVESTMENT MANAGER (OR
 -- CLASS IB SHARES                                                               SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                    AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current income, preserve     .   The Dreyfus Corporation
                     its assets and maintain liquidity.
----------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY    Seeks to achieve capital growth.                             .   Morgan Stanley Investment
  MID CAP GROWTH                                                                      Management Inc.
----------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP  Seeks to achieve capital appreciation, which may             .   AXA Equitable Funds
  EQUITY             occasionally be short-term, with an emphasis on risk             Management Group, LLC
                     adjusted returns and managing volatility in the Portfolio.   .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Franklin Mutual Advisers,
                                                                                      LLC
----------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent with         .   AllianceBernstein L.P.
                     moderate risk to capital.
----------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before expenses)  .   AllianceBernstein L.P.
  INDEX              the total return of the Russell 2000 Index.
----------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL  Seeks to achieve long-term capital growth with an            .   AXA Equitable Funds
  EQUITY             emphasis on risk adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Templeton Investment
                                                                                      Counsel, LLC
----------------------------------------------------------------------------------------------------------------




YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.


C. IMPORTANT INFORMATION ABOUT THE EFFECTIVE ANNUAL ROLL-UP RATE CREDITED TO YOUR GUARANTEED MINIMUM DEATH BENEFIT BASE AND GUARANTEED MINIMUM INCOME BENEFITS BASE


For the purposes of calculating any applicable guaranteed minimum death benefit base or guaranteed minimum income benefit base (hereinafter, "benefit base") that is computed based on an annual roll-up rate, the effective annual roll-up rate credited to your benefit base for each surviving option will be the same as the replaced option. For more information about these benefits, please see "Contract features and benefits" in your Prospectus, or your contract, or consult with your financial professional.


  Accumulator(R) Series is issued by and is a registered service mark of AXA
               Equitable Life Insurance Company (AXA Equitable).
 Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC 1290
                   Avenue of the Americas New York, NY 10104

   Copyright 2013 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                (212) 554-1234

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2013


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE TAKING ANY ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES ?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, (iii) fixed maturity options, or (iv) the account for special dollar cost averaging or the account for special money market dollar cost averaging+.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

WITH LIMITED EXCEPTIONS, WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. WE CURRENTLY CONTINUE TO ACCEPT CONTRIBUTIONS TO: (I) QP CONTRACTS; AND (II) ALL CONTRACTS ISSUED IN THE STATE OF FLORIDA. REFERENCES TO CONTRIBUTIONS IN THIS PROSPECTUS ARE FOR THE BENEFIT OF CONTRACT OWNERS CURRENTLY ELIGIBLE TO CONTINUE MAKING CONTRIBUTIONS TO THE CONTRACTS.

The contracts may not have been available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VII later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.
-------------
(+)The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite/SM/ contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts.


-------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
.. AXA Aggressive Allocation/(1)/                 . EQ/Large Cap Value Index
.. AXA Conservative Allocation/(1)/               . EQ/Large Cap Value PLUS
.. AXA Conservative-Plus Allocation/(1)/          . EQ/Lord Abbett Large Cap Core
.. AXA Moderate Allocation/(1)/                   . EQ/MFS International Growth
.. AXA Moderate-Plus Allocation/(1)/              . EQ/Mid Cap Index
.. EQ/AllianceBernstein Small Cap Growth          . EQ/Mid Cap Value PLUS
.. EQ/AXA Franklin Small Cap Value Core           . EQ/Money Market
.. EQ/BlackRock Basic Value Equity                . EQ/Montag & Caldwell Growth
.. EQ/Boston Advisors Equity Income               . EQ/Morgan Stanley Mid Cap Growth
.. EQ/Calvert Socially Responsible                . EQ/Mutual Large Cap Equity
.. EQ/Capital Guardian Research                   . EQ/Oppenheimer Global
.. EQ/Common Stock Index                          . EQ/PIMCO Ultra Short Bond
.. EQ/Core Bond Index                             . EQ/Quality Bond PLUS
.. EQ/Davis New York Venture                      . EQ/Small Company Index
.. EQ/Equity 500 Index                            . EQ/T. Rowe Price Growth Stock
.. EQ/Equity Growth PLUS                          . EQ/Templeton Global Equity
.. EQ/Franklin Core Balanced                      . EQ/UBS Growth and Income
.. EQ/Franklin Templeton Allocation               . EQ/Van Kampen Comstock
.. EQ/GAMCO Mergers and Acquisitions              . EQ/Wells Fargo Omega Growth
.. EQ/GAMCO Small Company Value                   . Multimanager Aggressive Equity
.. EQ/Global Bond PLUS                            . Multimanager Core Bond
.. EQ/Global Multi-Sector Equity                  . Multimanager International Equity
.. EQ/Intermediate Government Bond                . Multimanager Large Cap Core Equity
.. EQ/International Core PLUS                     . Multimanager Large Cap Value
.. EQ/International Equity Index                  . Multimanager Mid Cap Growth
.. EQ/International Value PLUS                    . Multimanager Mid Cap Value
.. EQ/JPMorgan Value Opportunities                . Multimanager Multi-Sector Bond
.. EQ/Large Cap Core PLUS                         . Multimanager Small Cap Growth
.. EQ/Large Cap Growth Index                      . Multimanager Small Cap Value
.. EQ/Large Cap Growth PLUS                       . Multimanager Technology
-------------------------------------------------------------------------------------------------

(1)The "AXA Allocation" Portfolios.



You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                          #416967 '07/'07.5 All
                                                                       (R-4/15)

You may also allocate amounts to the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM /contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), which are discussed later in this Prospectus. If you elect the Guaranteed withdrawal benefit for life or a Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, certain permitted variable investment options and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). The permitted variable investment options are described later in this Prospectus.

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity (''NQ'') for after-tax contributions only.

..   An individual retirement annuity (''IRA''), either traditional IRA or Roth
    IRA.

   We offer two versions of the traditional IRA: ''Rollover IRA'' and ''Flexible Premium IRA.'' We also offer two versions of the Roth IRA: ''Roth Conversion IRA'' and ''Flexible Premium Roth IRA.''

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    (''Inherited IRA'') (direct transfer and specified direct rollover contributions only).

..   An annuity that is an investment vehicle for qualified defined contribution plans and certain qualified defined benefit plans (''QP'') (Rollover and direct transfer contributions only).


..   An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity (''TSA'') --
    (''Rollover TSA'') (Rollover and direct transfer contributions only; employer or plan approval required). We no longer accept contributions to TSA contracts.


Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix X" for more information.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission (''SEC''). The statement of additional information (''SAI'') dated May 1, 2013, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


CONTRACT VARIATIONS. These versions of the Accumulator(R) Series contracts are no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix VIII later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.

Contents of this Prospectus

--------------------------------------------------------------------------------


       Index of key words and phrases                                 5
       Who is AXA Equitable?                                          7
       How to reach us                                                8
       The Accumulator(R) Series at a glance -- key features         10


       -----------------------------------------------------------------
       FEE TABLE
       -----------------------------------------------------------------

       Examples                                                      15
       Condensed financial information                               16


       -----------------------------------------------------------------
       1. CONTRACT FEATURES AND BENEFITS
       -----------------------------------------------------------------
       How you can contribute to your contract                       17
       Owner and annuitant requirements                              17
       How you can make your contributions                           18
       What are your investment options under the contract?          18
       Portfolios of the Trusts                                      20
       Allocating your contributions                                 27
       Credits (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)          29
       Guaranteed minimum death benefit and Guaranteed minimum
         income benefit base                                         31
       Annuity purchase factors                                      33
       Guaranteed minimum income benefit                             33
       Guaranteed minimum death benefit                              36
       Guaranteed withdrawal benefit for life (''GWBL'')             38
       Principal guarantee benefits                                  42
       Guaranteed benefit offers                                     42
       Inherited IRA beneficiary continuation contract               43
       Your right to cancel within a certain number of days          44


       -----------------------------------------------------------------
       2. DETERMINING YOUR CONTRACT'S VALUE
       -----------------------------------------------------------------
       Your account value and cash value                             45
       Your contract's value in the variable investment options      45
       Your contract's value in the guaranteed interest option       45
       Your contract's value in the fixed maturity options           45
       Your contract's value in the account for special dollar cost
         averaging                                                   45
       Insufficient account value                                    45


-------------
"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

-------------------------------------------------------------------
3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
  OPTIONS
-------------------------------------------------------------------
Transferring your account value                                 47
Our administrative procedures for calculating your Roll-Up
  benefit base following a transfer                             47
Disruptive transfer activity                                    48
Rebalancing your account value                                  49


-------------------------------------------------------------------
4.ACCESSING YOUR MONEY
-------------------------------------------------------------------
Withdrawing your account value                                  50
How withdrawals are taken from your account value               53
How withdrawals affect your Guaranteed minimum income
  benefit, Guaranteed minimum death benefit and Principal
  guarantee benefits                                            53
How withdrawals affect your GWBL and GWBL Guaranteed
  minimum death benefit                                         53
Withdrawals treated as surrenders                               54
Loans under Rollover TSA contracts                              54
Surrendering your contract to receive its cash value            55
When to expect payments                                         55
Your annuity payout options                                     55


-------------------------------------------------------------------
5.CHARGES AND EXPENSES
-------------------------------------------------------------------
Charges that AXA Equitable deducts                              58
Charges that the Trusts deduct                                  62
Group or sponsored arrangements                                 62
Other distribution arrangements                                 63


-------------------------------------------------------------------
6.PAYMENT OF DEATH BENEFIT
-------------------------------------------------------------------
Your beneficiary and payment of benefit                         64
Beneficiary continuation option                                 66


-------------------------------------------------------------------
7.TAX INFORMATION
-------------------------------------------------------------------
Overview                                                        69
Contracts that fund a retirement arrangement                    69
Transfers among investment options                              69
Taxation of nonqualified annuities                              69
Individual retirement arrangements (IRAs)                       72
Traditional individual retirement annuities (traditional IRAs)  72
Roth individual retirement annuities (Roth IRAs)                77
Federal and state income tax withholding and information
  reporting                                                     79
Special rules for contracts funding qualified plans             80
Impact of taxes to AXA Equitable                                80


-------------------------------------------------------------------
8.MORE INFORMATION
-------------------------------------------------------------------
About Separate Account No. 49                                   81
About the Trusts                                                81
About our fixed maturity options                                81
About the general account                                       82
About other methods of payment                                  83


Dates and prices at which contract events occur            83
About your voting rights                                   84
Statutory compliance                                       85
About legal proceedings                                    85
Financial statements                                       85
Transfers of ownership, collateral assignments, loans and
  borrowing                                                85
About Custodial IRAs                                       86
How divorce may affect your guaranteed benefits            86
How divorce may affect your Joint Life GWBL                86
Distribution of the contracts                              86


--------------------------------------------------------------
9.INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
--------------------------------------------------------------



------------------------------------------------------------------
APPENDICES
------------------------------------------------------------------
   I  --  Condensed financial information                      I-1
  II  --  Purchase considerations for QP contracts            II-1
 III  --  Market value adjustment example                    III-1
  IV  --  Enhanced death benefit example                      IV-1
   V  --  Hypothetical illustrations                           V-1
  VI  --  Earnings enhancement benefit example                VI-1
 VII  --  State contract availability and/or variations of
            certain features and benefits                    VII-1
VIII  --  Contract variations                               VIII-1
  IX  --  Tax-sheltered annuity contracts (TSAs)              IX-1
   X  --  Rules regarding contributions to your contract       X-1


------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
  Table of contents
------------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.


                                                                    PAGE

       3% Roll-Up to age 85                                          32
       6% Roll-Up to age 85                                          31
       6 1/2% Roll-Up to age 85                                      31
       account for special dollar cost averaging                     27
       account for special money market dollar cost averaging        28
       account value                                                 45
       administrative charge                                         58
       annual administrative charge                                  59
       Annual Ratchet                                                39
       Annual Ratchet to age 85 enhanced death benefit               31
       annuitant                                                     17
       annuitization                                                 55
       annuity maturity date                                         56
       annuity payout options                                        55
       annuity purchase factors                                      33
       automatic annual reset program                                32
       automatic customized reset program                            32
       automatic investment program                                  83
       AXA Allocation portfolios                                      1
       beneficiary                                                   65
       Beneficiary continuation option (''BCO'')                     66
       business day                                                  83
       cash value                                                    45
       charges for state premium and other applicable taxes          62
       contract date                                                 18
       contract date anniversary                                     18
       contract year                                                 18
       contributions to Roth IRAs                                    77
          regular contributions                                      77
          rollovers and transfers                                    77
          conversion contributions                                   78
       contributions to traditional IRAs                             72
          regular contributions                                      72
          rollovers and direct transfers                             73
       credit                                                        29
       disability, terminal illness or confinement to nursing home   60
       disruptive transfer activity                                  48
       Distribution Charge                                           58
       Earnings enhancement benefit                                  37
       Earnings enhancement benefit charge                           61
       ERISA                                                         63
       fixed-dollar option                                           29
       fixed maturity options                                        26
       Flexible Premium IRA                                           2
       Flexible Premium Roth IRA                                      2
       free look                                                     44
       free withdrawal amount                                        60
       general account                                               82
       general dollar cost averaging                                 29


                                                                   PAGE
        guaranteed interest option                                   26
        Guaranteed minimum death benefit                             36
        Guaranteed minimum death benefit and
          Guaranteed minimum income benefit base                     31
        Guaranteed minimum income benefit                            33
        Guaranteed minimum income benefit and the Roll-Up benefit
          base reset option                                          32
        Guaranteed minimum income benefit charge                     61
        Guaranteed minimum income benefit ''no lapse guarantee''     45
        Guaranteed withdrawal benefit for life (''GWBL'')            38
        Guaranteed withdrawal benefit for life benefit charge        62
        GWBL benefit base                                            38
        Inherited IRA                                                 2
        investment options                                            1
        Investment simplifier                                        29
        IRA                                                           2
        IRS                                                          69
        lifetime required minimum distribution withdrawals           52
        loan reserve account                                         54
        loans under Rollover TSA                                     54
        market adjusted amount                                       26
        market value adjustment                                      26
        market timing                                                48
        Maturity date annuity payments                               57
        maturity dates                                               26
        maturity value                                               26
        Mortality and expense risks charge                           58
        NQ                                                            2
        one-time reset option                                        32
        Online Account Access                                         8
        partial withdrawals                                          51
        participant                                                  18
        permitted variable investment options                        19
        Portfolio                                                     1
        Principal guarantee benefits                                 42
        processing office                                          2, 8
        QP                                                            2
        rate to maturity                                             26
        rebalancing                                                  49
        Rollover IRA                                                  2
        Rollover TSA                                                  2
        Roth Conversion IRA                                           2
        Roth IRA                                                      2
        SAI                                                           2
        SEC                                                           2
        self-directed allocation                                     27
        Separate Account No. 49                                      81
        Special dollar cost averaging                                27
        Special money market dollar cost averaging                   28
        Spousal continuation                                         65

                        INDEX OF KEY WORDS AND PHRASES

                                                              PAGE

             standard death benefit                            31
             substantially equal withdrawals                   51
             systematic withdrawals                            51
             TOPS                                               8
             TSA                                                2


                                                              PAGE

             traditional IRA                                      2
             Trusts                                           1, 81
             unit                                                45
             variable investment options                      1, 19
             wire transmittals and electronic applications       83
             withdrawal charge                                   59


To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
fixed maturity options                 Guarantee Periods (Guaranteed Fixed
                                       Interest Accounts in supplemental
                                       materials)

variable investment options            Investment Funds

account value                          Annuity Account Value

rate to maturity                       Guaranteed Rates

unit                                   Accumulation Unit

Guaranteed minimum death benefit       Guaranteed death benefit

Guaranteed minimum income benefit      Guaranteed Income Benefit

guaranteed interest option             Guaranteed Interest Account

Guaranteed withdrawal benefit for life Guaranteed withdrawal benefit

GWBL benefit base                      Guaranteed withdrawal benefit for
                                       life benefit base

Guaranteed annual withdrawal amount    Guaranteed withdrawal benefit for
                                       life Annual withdrawal amount

Excess withdrawal                      Guaranteed withdrawal benefit for
                                       life Excess withdrawal
-----------------------------------------------------------------------------

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $537 billion in assets as of December 31, 2012. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US


Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions;

..   statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your contract values as of the close of the contract year, including notification of eligibility for GWBL deferral bonuses and eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT (''TOPS'') AND ONLINE ACCOUNT ACCESS
 SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   rates to maturity for the fixed maturity options (not available through
    Online Account Access);

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options (not available through TOPS).

You can also:

..   change your allocation percentages and/or transfer among the investment options;

..   elect to receive certain contract statements electronically;

..   enroll in, modify or cancel a rebalancing program (through Online Account
    Access only);

..   change your address (not available through TOPS);

..   change your TOPS personal identification number (''PIN'') (through TOPS only) and your Online Account Access password (through Online Account Access only); and

..   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as ''market timing'' (see ''Disruptive transfer activity'' in ''Transferring your money among investment options'' later in this Prospectus).

                             WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth Conversion IRA or, depending on your contract, Flexible Premium Roth IRA contract;

(3)election of the automatic investment program;

(4)requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)spousal consent for loans under Rollover TSA contracts;

(6)requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required) and contracts with the Guaranteed withdrawal benefit for life ("GWBL");

(7)tax withholding elections (see withdrawal request form);

(8)election of the beneficiary continuation option;

(9)IRA contribution recharacterizations;

(10)Section 1035 exchanges;

(11)direct transfers and rollovers;

(12)exercise of the Guaranteed minimum income benefit;

(13)requests to reset your Roll-Up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(14)requests to opt out of or back into the Annual Ratchet of the Guaranteed withdrawal benefit for life ("GWBL") benefit base;

(15)death claims;

(16)change in ownership (NQ only, if available under your contract);

(17)requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed withdrawal benefit for life ("GWBL");

(18)purchase by, or change of ownership to, a non-natural owner;

(19)requests to reset the guaranteed minimum value for contracts with a Principal guarantee benefit;


(20)requests to collaterally assign your NQ contract;

(21)transfers into and among the investment options; and

(22)requests for withdrawals.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)special money market dollar cost averaging (for Accumulator(R) Plus/SM /and Accumulator(R) Select/SM /contracts only); and

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM /contracts only).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;

(2)general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)special money market dollar cost averaging (for Accumulator(R) Plus/SM /and Accumulator(R) Select/SM /contracts only);

(4)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM /contracts only);

(5)substantially equal withdrawals;

(6)systematic withdrawals;

(7)the date annuity payments are to begin; and

(8)RMD payments from inherited IRAs.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST ONE CALENDAR DAY PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:


(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------

FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumulator(R) Elite/SM/, and Accumulator Select/SM/. Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.

                      Each series provides a different charge structure. For details, please see the summary of the contract features below, the ''Fee table'' and ''Charges and expenses'' later in this Prospectus.

                      Each series is subject to different contribution rules, which are described in ''Contribution amounts'' later in this section and in ''Rules regarding contributions to your contract" in "Appendix X" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.

                                       ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                       ACCUMULATOR(R)  PLUS/SM/        ELITE/SM/       SELECT/SM/
--------------------------------------------------------------------------------------
Special dollar cost         Yes             No              Yes             No
averaging
--------------------------------------------------------------------------------------
Special money market        No              Yes             No              Yes
dollar cost averaging
--------------------------------------------------------------------------------------
Credits                     No              Yes             No              No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment options
MANAGEMENT                  invest in different Portfolios managed by professional
                            investment advisers.
----------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS      .   Fixed maturity options ("FMOs") with maturities ranging
                                from approximately 1 to 10 years (subject to
                                availability).
                            .   Each fixed maturity option offers a guarantee of
                                principal and interest rate if you hold it to maturity.
                            ------------------------------------------------------------
                            If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value
                            adjustment due to differences in interest rates. If you
                            withdraw or transfer only a portion of a fixed maturity
                            amount, this may increase or decrease any value that you
                            have left in that fixed maturity option. If you surrender
                            your contract, a market value adjustment also applies.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            ------------------------------------------------------------
                            .   No tax on transfers among investment options inside the
                                contract.
                            ------------------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract, which is an Individual Retirement Annuity (IRA)
                            or Tax Sheltered Annuity (TSA), or to fund an employer
                            retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits
                            beyond those already provided by the Internal Revenue Code for these types of arrangements. Before purchasing or
                            contributing to one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the
                            relative features, benefits and costs of these annuities
                            compared with any other investment that you may use in
                            connection with your retirement plan or arrangement.
                            Depending on your personal situation, the contract's
                            guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The Guaranteed minimum income benefit provides income
INCOME BENEFIT              protection for you during your life once you elect to
                            annuitize the contract.
----------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

GUARANTEED WITHDRAWAL  The Guaranteed withdrawal benefit for life option
BENEFIT FOR LIFE       (''GWBL'') guarantees that you can take withdrawals up to a maximum amount each contract year (your ''Guaranteed annual withdrawal amount'') beginning at age 45 or later.
-----------------------------------------------------------------------------------
                       Withdrawals are taken from your account value and continue during your lifetime even if your account value falls to
                       zero (unless it is caused by a withdrawal that exceeds your
                       Guaranteed annual withdrawal amount).
-----------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS   We currently continue to accept contributions to: (i) QP
                       contracts; and (ii) all contracts, except TSA, issued in
                       the state of Florida. Information regarding contributions
                       in this section is for the benefit of contract owners
                       currently eligible to continue making contributions to the contracts.

                       The chart below shows the minimum initial and additional contribution amounts under the contracts. Initial contribution amounts are provided for informational purposes only. Please see ''How you can contribute to your contract" under ''Contract features and benefits'' and "Rules regarding contributions to your contract" in "Appendix X" for more information.


                                              ACCUMULATOR(R)      ACCUMULATOR(R)      ACCUMULATOR(R)
                           ACCUMULATOR(R)     PLUS/SM/            ELITE/SM/           SELECT/SM/
---------------------------------------------------------------------------------------------------------
NQ                         $5,000($500)/(1)/  $10,000($500)/(1)/  $10,000($500)/(1)/  $25,000($500)/(1)/
---------------------------------------------------------------------------------------------------------
Rollover IRA               $5,000($50)/(1)/   $10,000($50)/(1)/   $10,000($50)/(1)/   $25,000($50)/(1)/
---------------------------------------------------------------------------------------------------------
Flexible Premium IRA       $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Roth Conversion IRA        $5,000($50)/(1)/   $10,000($50)/(1)/   $10,000($50)/(1)/   $25,000($50)/(1)/
---------------------------------------------------------------------------------------------------------
Flexible Premium Roth IRA  $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary  $5,000($1,000)     n/a                 $10,000($1,000)     $25,000($1,000)
Continuation contract
(traditional IRA or Roth
IRA) ("Inherited IRA")
---------------------------------------------------------------------------------------------------------
QP                         $5,000($500)       $10,000($500)       $10,000($500)       n/a
---------------------------------------------------------------------------------------------------------
Rollover TSA/(3)/          $5,000($500)       $10,000($500)       $10,000($500)       $25,000($500)
---------------------------------------------------------------------------------------------------------
/(1)/$100 monthly and $300 quarterly under our automatic investment program.
/(2)/$50 monthly or quarterly under our automatic investment program.
/(3)/We no longer accept contributions to TSA contracts.


                                .   Maximum contribution limitations apply to all
                                    contracts. For more information, please see "How you
                                    can contribute to your contract" in "Contract features
                                    and benefits" later in this Prospectus.
                                ------------------------------------------------------------
                                In general, contributions are limited to $1.5 million
                                ($500,000 maximum for owners or annuitants who are age 81
                                and older at contract issue) under all Accumulator(R)
                                Series contracts with the same owner or annuitant. We
                                generally limit aggregate contributions made after the
                                first contract year to 150% of first-year contributions.
                                Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions,
                                including our rights to (i) change minimum and maximum
                                contribution requirements and limitations, and (ii)
                                discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your
                                contributions and transfers to any of the variable
                                investment options and to limit the number of variable
                                investment options which you may elect. For more
                                information, please see "How you can contribute to your
                                contract" in "Contract features and benefits" later in this
                                Prospectus.
--------------------------------------------------------------------------------------------
CREDIT (ACCUMULATOR(R) PLUS/SM  We allocate your contributions to your account value. We
/CONTRACTS ONLY)                allocate a credit to your account value at the same time
                                that we allocate your contributions. The credit will apply to additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract.
                                The amount of credit may be up to 5% of each contribution, depending on certain factors. The credit is subject to
                                recovery by us in certain limited circumstances.
--------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY            .   Partial withdrawals
                                .   Several withdrawal options on a periodic basis
                                .   Loans under Rollover TSA contracts (employer or plan
                                    approval required)
                                .   Contract surrender
                                .   Maximum payment plan (only under contracts with GWBL)
                                .   Customized payment plan (only under contracts with GWBL)
                                You may incur a withdrawal charge (not applicable to
                                Accumulator(R) Select/SM /contracts) for certain
                                withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty. Certain withdrawals
                                will diminish the value of optional benefits.
--------------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

---------------------------------------------------------------------------------------
PAYOUT OPTIONS             .   Fixed annuity payout options
---------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Guaranteed minimum death benefit options
                           .   Principal guarantee benefits
                           .   Dollar cost averaging
                           .   Automatic investment program
                           .   Account value rebalancing (quarterly, semiannually, and
                               annually)
                           .   Free transfers
                           .   Waiver of withdrawal charge for certain withdrawals,
                               disability, terminal illness, or confinement to a
                               nursing home (not applicable to Accumulator(R)
                               Select/SM /contracts)
                           .   Earnings enhancement benefit, an optional death benefit
                               available under certain contracts
                           .   Spousal continuation
                           .   Beneficiary continuation option
                           .   Roll-Up benefit base reset
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see "Rules regarding contributions to your contract"
AGES                       in "Appendix X" for owner and annuitant issue ages
                           applicable to your contract.
---------------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS  From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain
                           guaranteed benefits. See "Guaranteed benefit offers" in
                           "Contract features and benefits" for more information.
---------------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VII LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee Table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in ''Charges and expenses'' later in this Prospectus.

All features listed below may not have been available at the time you purchased your contract. See Appendix VIII later in this Prospectus for more information.


The first table describes fees and expenses that you will pay at the time that you surrender the contract, request special services, if you make certain withdrawals or apply your cash value to certain payout options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.



--------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN
 TRANSACTIONS
--------------------------------------------------------------------------------
Maximum withdrawal
charge as a
percentage of
contributions
withdrawn (deducted
if you surrender
your contract or
make certain
withdrawals or
apply your cash
value to certain                    ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
payout               ACCUMULATOR(R) PLUS/SM/       ELITE/SM/      SELECT/SM/
options)./(1)/       7.00%          8.00%          8.00%          N/A

SPECIAL SERVICES
CHARGES

..   Wire transfer    Current and Maximum Charge:   $90
    charge

..   Express mail     Current and Maximum Charge:   $35
    charge

..   Duplicate        Current and Maximum Charge:   $35
    contract charge
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

---------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
---------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge/(2)/
   If your account value on a contract date anniversary is less than $50,000/(3)/                     $30

   If your account value on a contract date anniversary is $50,000 or more                            $0

----------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                                                     ACCUMULATOR(R) ACCUMULATOR(R)
                                                                       ACCUMULATOR(R) PLUS/SM/       ELITE/SM/
                                                                       -----------    -              -
Mortality and expense risks/(4)/                                       0.80%          0.95%          1.10%
Administrative                                                         0.30%          0.35%          0.30%
Distribution                                                           0.20%          0.25%          0.25%
                                                                       -----          -----          -----
Total Separate account annual expenses                                 1.30%          1.55%          1.65%

----------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                                      ACCUMULATOR(R)
                                                                       SELECT/SM/
                                                                       -
Mortality and expense risks/(4)/                                       1.10%
Administrative                                                         0.25%
Distribution                                                           0.35%
                                                                       -----
Total Separate account annual expenses                                 1.70%

-----------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING
 OPTIONAL BENEFITS
-----------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a percentage of the applicable benefit base. Deducted annually/(2) /on each contract date anniversary for which the benefit is in effect.)

   Standard death benefit and GWBL Standard death benefit                No Charge

   Annual Ratchet to age 85                                              0.25%

   Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85       0.80%/(5)/
-----------------------------------------------------------------------------------------

                                   FEE TABLE

   If you elect to reset this benefit base, if applicable, we will
   increase your charge to:                                              0.95%

   Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85           0.65%/(5)/

   If you elect to reset this benefit base, if applicable, we will
   increase your charge to:                                              0.80%

   Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85           0.65%

   GWBL Enhanced death benefit                                           0.30%
---------------------------------------------------------------------------------------------------------
PRINCIPAL GUARANTEE BENEFITS CHARGE (Calculated as a percentage of the account value. Deducted annually/(2) /on each contract date anniversary for which the benefit is in effect.)

   100% Principal guarantee benefit                                      0.50%

   125% Principal guarantee benefit                                      0.75%
---------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE (Calculated as a percentage of the applicable benefit base. Deducted annually/(2) /on each contract date anniversary for which the benefit is in effect.)

If you elect the Guaranteed minimum income benefit that includes the
6 1/2% Roll-Up benefit base                                              0.80%/(5)/

   If you elect to reset this benefit base, we will increase your        1.10%
   charge to:
If you elect the Guaranteed minimum income benefit that includes the
6% Roll-Up benefit base                                                  0.65%/(5)/

   If you elect to reset this Roll-Up benefit base, we will increase
   your charge to:                                                       0.95%
---------------------------------------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE (Calculated as a percentage of the account value. Deducted annually/(2) /on each contract date
anniversary for which the benefit is in effect.)                         0.35%
---------------------------------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE (Calculated as
a percentage of the GWBL benefit base. Deducted annually/(2) /on each    0.65% for the Single Life option
contract date anniversary.)                                              0.80% for the Joint Life option
If your GWBL benefit base ratchets, we will increase your charge to:     0.80% for the Single Life option
                                                                         0.95% for the Joint Life option
Please see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" for more information about this feature, including its benefit base and the
Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge"
in "Charges and expenses," both later in this Prospectus.
---------------------------------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE -- ROLLOVER TSA CONTRACTS ONLY (Calculated
and deducted daily as a percentage of the outstanding loan amount.)      2.00%/(6)/
---------------------------------------------------------------------------------------------------------

                                   FEE TABLE

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


-------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012 (expenses that are deducted from Portfolio  Lowest Highest
assets including management fees, 12b-1 fees, service fees, and/or other expenses)/(7)/        0.63%  1.44%
-------------------------------------------------------------------------------------------------------------


Notes:

(1)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be ''contract year 1'')

                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)       Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
     1........     7.00%          8.00%          8.00%
     2........     7.00%          8.00%          7.00%
     3........     6.00%          7.00%          6.00%
     4........     6.00%          7.00%          5.00%
     5........     5.00%          6.00%          0.00%
     6........     3.00%          5.00%          0.00%
     7........     1.00%          4.00%          0.00%
     8........     0.00%          3.00%          0.00%
     9+.......     0.00%          0.00%          0.00%

(2)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(3)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(4)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM /contracts, the charges also compensate us for the expense associated with the credit.


(5)We will increase this charge to the maximum charge shown in the table above, if you elect to reset your Roll-Up benefit base on any contract date anniversary. See both "Guaranteed minimum death benefit charge'' and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.


(6)We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See ''Loans under Rollover TSA contracts'' later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(7)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2012, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and the EQ/Small Company Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85 and the Earnings enhancement benefit with the Guaranteed minimum income benefit) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in the prior calendar year, 2011, which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Accumulator(R) 0.012%; Accumulator(R) Plus/SM/ 0.009%; Accumulator(R) Elite/SM/ 0.008%; and Accumulator(R) Select/SM/ 0.006%.

The fixed maturity options, guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract) and the charge for any optional benefits do apply to the fixed maturity options, guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract). A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.


The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts assumes a 4% credit was applied to your contribution. Other than the administrative charge (which

                                   FEE TABLE
is described immediately above), the examples also assume maximum contract charges that would apply based on a 5% rate of return and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     ACCUMULATOR(R) ACCUMULATOR(R)
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                                    END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,196   $2,226    $3,311    $6,038    $496    $1,626    $2,811    $6,038
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,111   $1,977    $2,910    $5,316    $411    $1,377    $2,410    $5,316
---------------------------------------------------------------------------------------------------------------
                                       ACCUMULATOR(R) ELITE/SM/                ACCUMULATOR(R) PLUSSM
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                                    END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,332   $2,331    $2,977    $6,328    $532    $1,731    $2,977    $6,328
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,247   $2,084    $2,583    $5,632    $447    $1,484    $2,583    $5,632
---------------------------------------------------------------------------------------------------------------
                                        ACCUMULATOR(R) PLUS/SM/               ACCUMULATOR(R) ELITESM
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                                    END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,336   $2,444    $3,602    $6,397    $536    $1,744    $3,002    $6,397
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,248   $2,186    $3,189    $5,661    $448    $1,486    $2,589    $5,661
---------------------------------------------------------------------------------------------------------------
                                       ACCUMULATOR(R) SELECT/SM/              ACCUMULATOR(R) SELECTSM
---------------------------------------------------------------------------------------------------------------
                                                                            IF YOU SURRENDER OR DO NOT
                                    IF YOU ANNUITIZE AT THE END OF        SURRENDER YOUR CONTRACT AT THE END OF
                                      THE APPLICABLE TIME PERIOD            THE APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                          N/A   $2,095    $3,350    $6,718    $537    $1,745    $3,000    $6,368
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                          N/A   $1,849    $2,957    $6,025    $452    $1,499    $2,607    $5,675
---------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix V at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus or the Statement of Additional Information for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2012.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.


We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.


Additional contributions may not be permitted in your state. Please see Appendix VII later in this Prospectus to see if additional contributions are permitted in your state.

The table in Appendix X summarizes our current rules regarding contributions to your contract, which rules are subject to change. We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
WE HAVE EXERCISED OUR RIGHT TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS TO THE CONTRACTS AS DESCRIBED ABOVE. WE RESERVE THE RIGHT TO FURTHER CHANGE OUR
CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS TO THE CONTRACTS.
--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the ''150% limit''). The 150% limit can be reduced or increased at any time upon advance notice to you. We currently permit aggregate contributions greater than the 150% limit if both: (i) the owner (or joint owner or joint annuitant, if applicable) is age 75 or younger; and (ii) the aggregate contributions in any year after the 150% limit is reached do not exceed 100% of the prior year's contributions. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VII later in this Prospectus.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

--------------------------------------------------------------------------------
THE ''OWNER'' IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS. THE ''ANNUITANT'' IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS NON-NATURAL, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability companies to be owners of the Accumulator(R) Select/SM/ contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select/SM/ contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) purchased through an exchange that is intended not to be taxable under
Section 1035 of the Internal Revenue Code, we permit joint annuitants. We also permit joint annuitants in non-exchange sales if you elect the Guaranteed withdrawal benefit for life on a Joint life basis, and the contract is owned by a non-natural owner. In all cases, the joint annuitants must be spouses.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See ''Inherited IRA beneficiary continuation contract'' later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single life contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

                        CONTRACT FEATURES AND BENEFITS

Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.


Certain benefits under your contract, as described later in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. You may be permitted under the terms of your NQ contract to transfer ownership to a family member. In the event that ownership is changed to a family member, the original owner of the contract will remain the measuring life for determining contract benefits. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If GWBL is elected, the terms owner and Successor Owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL has not been elected, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.


PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST
(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Guaranteed minimum income benefit (''GMIB'') or the Guaranteed withdrawal benefit for life ("GWBL"), or an enhanced death benefit, you should strongly consider ''split-funding'': that is the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, GWBL and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in ''More information'' later in this Prospectus.

--------------------------------------------------------------------------------
THE ''CONTRACT DATE'' IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A ''CONTRACT YEAR.'' THE END OF EACH 12 MONTH PERIOD IS YOUR ''CONTRACT DATE ANNIVERSARY.'' FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

Your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
OUR ''BUSINESS DAY'' IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE ''DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR.''
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

                        CONTRACT FEATURES AND BENEFITS

If you elect the 100% Principal guarantee benefit, the Guaranteed withdrawal benefit for life or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the following variable investment options: the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio (''permitted variable investment options'').

If you elect the 125% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the AXA Moderate Allocation Portfolio.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable. Funds Management Group, LLC, AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/ Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions. If you have the GMIB, a Principal guarantee benefit, the Guaranteed withdrawal benefit for life or other guaranteed benefit, this strategy may also indirectly suppress the value of the guaranteed benefit bases.


You should be aware that having the GMIB, a Principal guarantee benefit, the Guaranteed withdrawal benefit for life or other guaranteed benefits limits your ability to invest in some of the variable investment options otherwise available to you under the contract. If you do not have the GMIB, a Principal guarantee benefit, the Guaranteed withdrawal benefit for life or other guaranteed benefits then, unless otherwise stated in this Prospectus, you may select from the variable investment options listed below. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.


The investment strategies of the Portfolios and the restrictions on investment options are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. These approaches, while reducing volatility, may also suppress the investment performance of your contract and the value of your guaranteed benefit bases.


----------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST CLASS B                                                                    INVESTMENT MANAGER (OR
 SHARES PORTFOLIO NAME    OBJECTIVE                                               SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION Seeks to achieve long-term capital appreciation.        .   AXA Equitable
                                                                                      Funds Management Group,
                                                                                      LLC
----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE          Seeks to achieve a high level of current income.        .   AXA Equitable
  ALLOCATION                                                                          Funds Management Group,
                                                                                      LLC
----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS     Seeks to achieve current income and growth of capital,  .   AXA Equitable
  ALLOCATION              with a greater emphasis on current income.                  Funds Management Group,
                                                                                      LLC
----------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION   Seeks to achieve long-term capital appreciation and     .   AXA Equitable
                          current income.                                             Funds Management Group,
                                                                                      LLC
----------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS         Seeks to achieve long-term capital appreciation and     .   AXA Equitable
  ALLOCATION              current income, with a greater emphasis on capital          Funds Management Group,
                          appreciation.                                               LLC
----------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST CLASS B
 SHARES PORTFOLIO                                                               INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 NAME                OBJECTIVE                                                  APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  AGGRESSIVE EQUITY  emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   ClearBridge Investments,
                                                                                    LLC
                                                                                .   GCIC US Ltd.
                                                                                .   Marsico
                                                                                    Capital Management, LLC
                                                                                .   T. Rowe Price Associates,
                                                                                    Inc.
                                                                                .   Westfield Capital
                                                                                    Management Company, L.P.
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks to achieve a balance of high current income and      .   BlackRock Financial
  BOND               capital appreciation, consistent with a prudent level of       Management, Inc.
                     risk.                                                      .   Pacific Investment
                                                                                    Management Company LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  INTERNATIONAL      emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
  EQUITY             in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   EARNEST Partners, LLC
                                                                                .   J.P. Morgan Investment
                                                                                    Management Inc.
                                                                                .   Marsico
                                                                                    Capital Management, LLC
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP CORE EQUITY    emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   Janus Capital Management,
                                                                                    LLC
                                                                                .   Thornburg Investment
                                                                                    Management, Inc.
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   Institutional Capital LLC
                                                                                .   MFS Investment Management
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Franklin Advisers, Inc.
                                                                                .   Wellington Management
                                                                                    Company, LLP
-------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST CLASS B
 SHARES PORTFOLIO                                                               INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 NAME                OBJECTIVE                                                  APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Diamond Hill Capital
                                                                                    Management, Inc.
                                                                                .   Knightsbridge Asset
                                                                                    Management, LLC
                                                                                .   Lord, Abbett & Co. LLC
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve high total return through a combination   .   Pacific Investment
  MULTI-SECTOR BOND  of current income and capital appreciation.                    Management Company LLC
                                                                                .   Post Advisory Group, LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL   Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Lord, Abbett & Co. LLC
                                                                                .   Morgan Stanley Investment
                                                                                    Management Inc.
                                                                                .   NorthPointe Capital, LLC
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL   Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Franklin Advisory
                                                                                    Services, LLC
                                                                                .   Pacific Global Investment
                                                                                    Management Company
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.              .   Allianz Global Investors
  TECHNOLOGY                                                                        US LLC
                                                                                .   AXA Equitable Funds
                                                                                    Management Group, LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
                                                                                .   Wellington Management
                                                                                    Company, LLP

--------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                                INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 NAME                  OBJECTIVE                                                 APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
                       Seeks to achieve long-term growth of capital.             .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN
  SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN        Seeks to achieve long-term total return with an emphasis  .   AXA Equitable Funds
  SMALL CAP VALUE      on risk-adjusted returns and managing volatility in the       Management Group, LLC
  CORE                 Portfolio.                                                .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Franklin Advisory
                                                                                     Services, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC     Seeks to achieve capital appreciation and secondarily,    .   BlackRock Investment
  VALUE EQUITY         income.                                                       Management, LLC
--------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 NAME                OBJECTIVE                                                        APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS   Seeks a combination of growth and income to achieve an           .   Boston Advisors, LLC
  EQUITY INCOME      above-average and consistent total return.
-------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY  Seeks to achieve long-term capital appreciation.                 .   Calvert Investment
  RESPONSIBLE                                                                             Management Inc.
-------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN  Seeks to achieve long-term growth of capital.                    .   Capital Guardian Trust
  RESEARCH                                                                                Company
-------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK      Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
  INDEX              approximates the total return performance of the Russell
                     3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
                     approximates the total return performance of the Barclays            Management Group, LLC
                     Intermediate U.S. Government/Credit Index, including             .   SSgA Funds Management,
                     reinvestment of dividends, at a risk level consistent with that      Inc.
                     of the Barclays Intermediate U.S. Government/Credit Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK    Seeks to achieve long-term growth of capital.                    .   Davis Selected Advisers,
  VENTURE                                                                                 L.P.
-------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
                     approximates the total return performance of the S&P 500
                     Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH     Seeks to achieve long-term growth of capital with an             .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                     in the Portfolio.                                                .   BlackRock Capital
                                                                                          Management, Inc.
                                                                                      .   BlackRock Investment
                                                                                          Management, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE     Seeks to maximize income while maintaining prospects             .   AXA Equitable Funds
  BALANCED           for capital appreciation with an emphasis on risk-adjusted           Management Group, LLC
                     returns and managing volatility in the Portfolio.                .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Franklin Advisers, Inc.
-------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN          Primarily seeks capital appreciation and secondarily seeks       .   AXA Equitable Funds
  TEMPLETON          income.                                                              Management Group, LLC
  ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS     Seeks to achieve capital appreciation.                           .   GAMCO Asset Management,
  AND ACQUISITIONS                                                                        Inc.
-------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL       Seeks to maximize capital appreciation.                          .   GAMCO Asset Management,
  COMPANY VALUE                                                                           Inc.
-------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS  Seeks to achieve capital growth and current income.              .   AXA Equitable Funds
                                                                                          Management Group, LLC
                                                                                      .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   First International
                                                                                          Advisors, LLC
                                                                                      .   Wells Capital Management,
                                                                                          Inc.
-------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL            Seeks to achieve long-term capital appreciation with an          .   AXA Equitable Funds
  MULTI-SECTOR       emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
  EQUITY             in the Portfolio.                                                .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Morgan Stanley Investment
                                                                                          Management Inc.
-------------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS
 IB
 SHARES PORTFOLIO                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 NAME              OBJECTIVE                                                        APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
                   Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
  EQ/INTERMEDIATE  approximates the total return performance of the Barclays            Management Group, LLC
  GOVERNMENT       Intermediate U.S. Government Bond Index, including               .   SSgA Funds Management,
  BOND             reinvestment of dividends, at a risk level consistent with that      Inc.
                   of the Barclays Intermediate U.S. Government Bond Index.
-----------------------------------------------------------------------------------------------------------------------------
                   Seeks to achieve long-term growth of capital with an             .   AXA Equitable Funds
  EQ/INTERNATIONAL emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
  CORE PLUS        in the Portfolio.                                                .   BlackRock Investment
                                                                                        Management, LLC
                                                                                    .   Hirayama Investments, LLC
                                                                                    .   WHV Investment Management
-----------------------------------------------------------------------------------------------------------------------------
                   Seeks to achieve a total return (before expenses) that           .   AllianceBernstein L.P.
  EQ/INTERNATIONAL approximates the total return performance of a composite
  EQUITY INDEX     index comprised of 40% DJ EURO STOXX 50 Index, 25%
                   FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX
                   200 Index, including reinvestment of dividends, at a risk
                   level consistent with that of the composite index.
-----------------------------------------------------------------------------------------------------------------------------
                   Seeks to provide current income and long-term growth of          .   AXA Equitable Funds
  EQ/INTERNATIONAL income, accompanied by growth of capital with an                     Management Group, LLC
  VALUE PLUS       emphasis on risk-adjusted returns and managing volatility        .   BlackRock Investment
                   in the Portfolio.                                                    Management, LLC
                                                                                    .   Northern Cross, LLC
-----------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN        Seeks to achieve long-term capital appreciation.                 .   J.P. Morgan Investment
  VALUE                                                                                 Management Inc.
  OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP       Seeks to achieve long-term growth of capital with an             .   AXA Equitable Funds
  CORE PLUS        emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                   in the Portfolio.                                                .   BlackRock Investment
                                                                                        Management, LLC
                                                                                    .   Institutional Capital LLC
-----------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP       Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
  GROWTH INDEX     approximates the total return performance of the
                   Russell 1000 Growth Index, including reinvestment of
                   dividends at a risk level consistent with that of the Russell
                   1000 Growth Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP       Seeks to provide long-term capital growth with an                .   AXA Equitable Funds
  GROWTH PLUS      emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                   in the Portfolio.                                                .   BlackRock Investment
                                                                                        Management, LLC
                                                                                    .   Marsico Capital
                                                                                        Management, LLC
-----------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP       Seeks to achieve a total return before expenses that             .   SSgA Funds Management,
  VALUE INDEX      approximates the total return performance of the                     Inc.
                   Russell 1000 Value Index, including reinvestment of
                   dividends, at a risk level consistent with that of the Russell
                   1000 Value Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP       Seeks to achieve long-term growth of capital with an             .   AllianceBernstein L.P.
  VALUE PLUS       emphasis on risk-adjusted returns and managing volatility        .   AXA Equitable Funds
                   in the Portfolio.                                                    Management Group, LLC
-----------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT     Seeks to achieve capital appreciation and growth of              .   Lord, Abbett & Co. LLC
  LARGE CAP        income with reasonable risk.
  CORE
-----------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS
 IB
 SHARES PORTFOLIO                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 NAME              OBJECTIVE                                                      APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------
EQ/MFS             Seeks to achieve capital appreciation.                         .   Massachusetts Financial
  INTERNATIONAL                                                                       Services Company d/b/a
  GROWTH                                                                              MFS Investment Management
---------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP         Seeks to achieve a total return before expenses that           .   SSgA Funds Management,
  INDEX            approximates the total return performance of the S&P Mid           Inc.
                   Cap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P Mid Cap 400 Index.

---------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP         Seeks to achieve long-term capital appreciation with an        .   AXA Equitable Funds
  VALUE PLUS       emphasis on risk adjusted returns and managing volatility          Management Group, LLC
                   in the Portfolio.                                              .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Wellington Management
                                                                                      Company, LLP
---------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET    Seeks to obtain a high level of current income, preserve       .   The Dreyfus Corporation
                   its assets and maintain liquidity.
---------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG &        Seeks to achieve capital appreciation.                         .   Montag & Caldwell, LLC
  CALDWELL
  GROWTH
---------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN          Seeks to achieve capital growth.                               .   Morgan Stanley Investment
  STANLEY MID                                                                         Management Inc.
  CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL          Seeks to achieve capital appreciation, which may               .   AXA Equitable Funds
  LARGE CAP        occasionally be short-term, with an emphasis on risk               Management Group, LLC
  EQUITY           adjusted returns and managing volatility in the Portfolio.     .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Franklin Mutual Advisers,
                                                                                      LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER     Seeks to achieve capital appreciation.                         .   OppenheimerFunds, Inc.
  GLOBAL
---------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA     Seeks to generate a return in excess of traditional money      .   Pacific Investment
  SHORT BOND       market products while maintaining an emphasis on                   Management Company, LLC
                   preservation of capital and liquidity.
---------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY         Seeks to achieve high current income consistent with           .   AllianceBernstein L.P.
  BOND PLUS        moderate risk to capital.
---------------------------------------------------------------------------------------------------------------------------
EQ/SMALL           Seeks to replicate as closely as possible (before expenses)    .   AllianceBernstein L.P.
  COMPANY INDEX    the total return of the Russell 2000 Index.
---------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE         Seeks to achieve long-term capital appreciation and            .   T. Rowe Price Associates,
  PRICE GROWTH     secondarily, income.                                               Inc.
  STOCK
---------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON       Seeks to achieve long-term capital growth with an              .   AXA Equitable Funds
  GLOBAL EQUITY    emphasis on risk adjusted returns and managing volatility          Management Group, LLC
                   in the Portfolio.                                              .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Templeton Investment
                                                                                      Counsel, LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH      Seeks to achieve total return through capital appreciation     .   UBS Global Asset
  AND INCOME       with income as a secondary consideration.                          Management (Americas) Inc.
---------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN      Seeks to achieve capital growth and income.                    .   Invesco Advisers, Inc.
  COMSTOCK
---------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO     Seeks to achieve long-term capital growth.                     .   Wells Capital Management,
  OMEGA GROWTH                                                                        Inc.
---------------------------------------------------------------------------------------------------------------------------




YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically based upon our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VII later in this Prospectus for state variations.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2013 is 1.50%, 2.75% or 3.00%. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

FIXED MATURITY OPTIONS

We may offer fixed maturity options with maturity dates ranging from one to ten years. Also, we reserve the right to discontinue offering fixed maturity options at any time. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than 12 different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option, based on our discretion and according to our procedures ("rate to maturity"). The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional or see Appendix VII later in this Prospectus to see if fixed maturity options are available in your state.

--------------------------------------------------------------------------------
FIXED MATURITY OPTIONS GENERALLY RANGE FROM ONE TO TEN YEARS TO MATURITY.
--------------------------------------------------------------------------------

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We may offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for owner and annuitant ages 76 and older. See "Allocating your contributions" below.

Each new contribution is applied to a new fixed maturity option. When you apply for an Accumulator(R) Series contract, a 60-day rate lock-in will apply from the date the application is signed. Any contributions received and designated for a fixed maturity option during this period will receive the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever is greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.

YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed below in "Allocating your contributions" would apply:

(a)transfer the maturity value into another available fixed maturity option, one or more of the variable investment options or the guaranteed interest option; or

(b)withdraw the maturity value (for all contracts except Accumulator(R) Select/SM/, there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 15, 2013, the next available maturity date was February 15, 2023. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or

                        CONTRACT FEATURES AND BENEFITS
transfer (including a deduction for charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a)the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and

(b)the length of time remaining until the maturity date.

If fixed maturity option interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if fixed maturity option interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in ''More information'' later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states-see Appendix VII later in this Prospectus for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contract owners, no more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any variable investment option. If an owner or annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as ''enhanced rate dollar cost averaging.''

                        CONTRACT FEATURES AND BENEFITS

You may have your account value transferred to any of the variable investment options available under your contract. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM. The special money market dollar cost averaging program is only available to Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners. You may dollar cost average from the account for special money market dollar cost averaging option (which is part of the EQ/Money Market investment option) into any of the other variable investment options. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. You may elect to participate in a 3, 6 or 12-month program at any time subject to the age limitation on contributions described earlier in this Prospectus.

Contributions into the account for special money market dollar cost averaging must be new contributions. In other words, you may not make transfers from amounts allocated in other variable investment options to initiate the program. You must allocate your entire initial contribution into the account for special money market dollar cost averaging if you are selecting the program at the time you apply for your Accumulator(R) Series contract. Thereafter, contributions to any new program must be at least $2,000. Contributions to an existing program must be at least $250. You may only have one program in effect at any time.

Each month, we will transfer your account value in the account for special money market dollar cost averaging into the other variable investment options you select. Once the time period you selected has expired, you may then select to participate in the special money market dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for monthly transfers from the account for special money market dollar cost averaging to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the monthly transfer date from the account for special money market dollar cost averaging option will be the same as your contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.

The only amounts that should be transferred from the account for special money market dollar cost averaging option are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts from the account for special money market dollar cost averaging, we will transfer all of the value you have remaining in the account to the variable investment options according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                        CONTRACT FEATURES AND BENEFITS

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. See Appendix VII later in this Prospectus for more information on state availability or certain restrictions in your state.

You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you have elected a Principal guarantee benefit, the general dollar cost averaging program is not available.

If you elect the Guaranteed withdrawal benefit for life or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, general dollar cost averaging is not available.

INVESTMENT SIMPLIFIER

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under ''Transferring your account value'' in ''Transferring your money among investment options'' later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation portfolio is available if you elect the 125% Principal guarantee benefit. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                              -------------------

You may not participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program, you may participate in any of the dollar cost averaging programs except general dollar cost averaging, and for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners, the special money market dollar cost averaging program. You may only participate in one dollar cost averaging program at a time. See ''Transferring your money among investment options'' later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see ''Guaranteed minimum death benefit and Guaranteed minimum income benefit base'' below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix VII later in this Prospectus for more information on state availability. You may only participate in one dollar cost averaging program at a time.

CREDITS (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any

                        CONTRACT FEATURES AND BENEFITS
credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.

The amount of the credit will be 4%, 4.5% or 5% of each contribution based on the following breakpoints and rules:

               -------------------------------------------------
                                               CREDIT PERCENTAGE
               FIRST YEAR TOTAL CONTRIBUTIONS     APPLIED TO
                        BREAKPOINTS              CONTRIBUTIONS
               -------------------------------------------------
               Less than $500,000                      4%
               -------------------------------------------------
               $500,000-$999,999.99                   4.5%
               -------------------------------------------------
               $1 million or more                      5%
               -------------------------------------------------

The percentage of the credit is based on your total first year total contributions. If you purchase a Principal guarantee benefit, you may not make additional contributions after the first six months. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 - 7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make additional contributions to meet one of the breakpoints (the ''Expected First Year Contribution Amount'') and your initial contribution is at least 50% of the Expected First Year Contribution Amount, your credit percentage will be as follows:

   -- For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

   -- For any subsequent contribution that results in your total contributions to date exceeding your Expected First Year Contribution Amount, such that the credit percentage should have been higher, we will increase the credit percent- age applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

   -- If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been lower, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions.

   -- The ''Indication of intent'' approach to first year contributions is not available in all states. Please see Appendix VII later in this Prospectus for information on state availability.

..   No indication of intent:

   -- For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see ''Your right to cancel within a certain number of days'' later in this Prospectus)/(1)/

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, the fixed maturity options in order of the earliest maturing date(s), any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging. A market value adjustment may apply to withdrawals from the fixed maturity options.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. See ''Charges and expenses'' later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. You should consider this possibility before purchasing the contract.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see ''Guaranteed withdrawal benefit for life (''GWBL'')'' later in this section.

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your ''benefit base'') are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also ''Guaranteed minimum income benefit'' and ''Guaranteed minimum death benefit'' below.

STANDARD DEATH BENEFIT.  Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' later in this Prospectus. The amount of any withdrawal charge is described under ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

6 1/2% (OR 6%, IF APPLICABLE) ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' and the section entitled ''Charges and expenses'' later in this Prospectus. The amount of any withdrawal charge is described under ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

The effective annual roll-up rate credited to this benefit base is:

..   6 1/2% (or 6%, if applicable) with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator(R) Plus/SM /and Accumulator(R) Select/SM /contracts but excluding all other amounts allocated to the EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator(R) and Accumulator(R) Elite/SM /contracts only); the effective annual rate may be 4% in some states. Please see Appendix VII later in this Prospectus to see what applies in your state; and

..   3% with respect to the EQ/Money Market variable investment option, the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday.

Please see ''Our administrative procedures for calculating your Roll-Up benefit base following a transfer'' later in the Prospectus for more information about how we calculate your Roll-Up benefit base when you transfer account values between investment options with a higher Roll-Up rate (4-6.5%) and investment options with a lower Roll-Up rate (3%).

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 3% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                     -or-

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' later in this Prospectus. The amount of any withdrawal charge is described under ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                     -or-

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

GREATER OF 6 1/2% (OR 6% IF APPLICABLE) ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6 1/2% (or

                        CONTRACT FEATURES AND BENEFITS

6%, if applicable) Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see '' Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

3% ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 3% ROLL-UP TO AGE 85 OR THE
ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT). Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' and the section entitled ''Charges and expenses'' later in this Prospectus. The amount of any withdrawal charge is described under ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

The effective annual roll-up rate credited to the benefit base is 3%.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday.

GREATER OF 3% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 3% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary.

GUARANTEED MINIMUM INCOME BENEFIT AND THE ROLL-UP BENEFIT BASE RESET. You will be eligible to reset your Guaranteed minimum income benefit Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75. If you elect the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6% if applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, you may reset its Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75 AND your investment option choices will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the permitted variable investment options. See ''What are your investment options under the contract?'' earlier in this section. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The Roll-Up continues to age 85 on any reset benefit base.

If you elect both the Guaranteed minimum income benefit AND the Greater of the 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the ''Greater of enhanced death benefit''), you will be eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 75, and your investment options will not be restricted. If you elect both options, they are not available with different Roll-Up benefit bases: each option must include either the 6 1/2% Roll-Up or 6% Roll-Up benefit base.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

--------------------------------------------------------------------------------
ONE-TIME RESET OPTION -- RESETS YOUR ROLL-UP BENEFIT BASE ON A SINGLE CONTRACT DATE ANNIVERSARY.
AUTOMATIC ANNUAL RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT
BASE ON EACH CONTRACT DATE ANNIVERSARY YOU ARE ELIGIBLE FOR A RESET.
AUTOMATIC CUSTOMIZED RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY, IF ELIGIBLE, FOR THE PERIOD YOU DESIGNATE.
--------------------------------------------------------------------------------

If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.


If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this window will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see ''How to reach us'' earlier in this Prospectus. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset until the next contract date anniversary. If after your death your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary, if applicable. The last age at which the benefit base is eligible to be reset is the contract date anniversary following owner (or older joint owner, if applicable) age 75.

If you elect to reset your Roll-Up benefit base on any contract date anniversary, we will increase the charge for the Guaranteed minimum income benefit and the Greater of 6 1/2% (or 6%, if applicable)

                        CONTRACT FEATURES AND BENEFITS

Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit to the maximum charge permitted under the contract. There is no charge increase for the Annual Ratchet to age 85 enhanced death benefit. See both ''Guaranteed minimum death benefit charge'' and ''Guaranteed minimum income benefit charge'' in ''Charges and expenses'' later in this Prospectus for more information.


It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset: you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See ''Exercise rules'' under ''Guaranteed minimum income benefit'' below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See ''Charges and expenses'' in the Prospectus.

If you are a traditional IRA, TSA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 6 1/2% (or 6%) of the reset benefit base, the withdrawal would cause a pro rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 6 1/2% (or 6%) threshold. See ''Lifetime required minimum distribution withdrawals'' and ''How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit'' in ''Accessing your money.'' Also, see ''Required minimum distributions'' under ''Individual retirement arrangements (IRAs)'' in ''Tax information'' and Appendix II -- ''Purchase considerations for QP Contracts'' as well as Appendix IX --''Tax-sheltered annuity contracts (TSAs)'' later in this Prospectus.

If you elect both a ''Greater of'' enhanced death benefit and the Guaranteed minimum income benefit, the Roll-Up benefit bases for both are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under ''Guaranteed minimum income benefit'' below and annuity payout options are discussed under ''Your annuity payout options'' in ''Accessing your money'' later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued.

Subject to state availability (see Appendix VII later in this Prospectus), you may elect one of the following:

..   The Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base.

..   The Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

Both options include the ability to reset your Guaranteed minimum income benefit base on each contract date anniversary until the contract date anniversary following age 75. See ''Guaranteed minimum income benefit and the Roll-Up benefit base reset'' earlier in this section.

If you elect the Guaranteed minimum income benefit with a ''Greater of'' death benefit, you can choose between one of the following two combinations:

..   the Greater of the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85
    enhanced death benefit with the Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base, or

..   the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85
    enhanced death benefit with the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

If you elect the Guaranteed minimum income benefit without the Greater of the 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the permitted variable investment options. See ''What are your investment options under the contract?'' earlier in this section.

If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under ''Guaranteed minimum income benefit charge'' in ''Charges and expenses'' later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit. If you elect both the Guaranteed minimum income benefit and a ''Greater of'' enhanced death benefit, the Roll-Up rate you elect must be the same for both features.

If you are purchasing the contract as an Inherited IRA or if you elect a Principal guarantee benefit or the Guaranteed withdrawal benefit for life, the Guaranteed minimum income benefit is not available. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See ''Owner and annuitant requirements'' earlier in this section. For IRA, QP and Rollover TSA contracts, owners over age 60 at contract issue should consider the impact of the minimum distributions required by tax law in relation to the withdrawal limitations under the

                        CONTRACT FEATURES AND BENEFITS

Guaranteed minimum income benefit. See ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information,'' later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option, subject to state availability. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age, as follows:

-----------------------------------------------------------------------------------
                                 LEVEL PAYMENTS
-----------------------------------------------------------------------------------
        OWNER'S AGE AT EXERCISE                    PERIOD CERTAIN YEARS
-----------------------------------------------------------------------------------
            80 and younger                                  10
-----------------------------------------------------------------------------------
                  81                                         9
-----------------------------------------------------------------------------------
                  82                                         8
-----------------------------------------------------------------------------------
                  83                                         7
-----------------------------------------------------------------------------------
                  84                                         6
-----------------------------------------------------------------------------------
                  85                                         5
-----------------------------------------------------------------------------------

We may also make other forms of payout options available. For a description of payout options, see ''Your annuity payout options'' in ''Accessing your money'' later in this Prospectus.

--------------------------------------------------------------------------------
THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY.
--------------------------------------------------------------------------------


When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract), to GMIB guaranteed annuity purchase factors, or (ii) the greater of the income provided by applying your account value to our then current annuity purchase factors or the guaranteed annuity purchase factors stated in your contract. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.


When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see ''Exercise of Guaranteed minimum income benefit'' below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT ''NO LAPSE GUARANTEE''. In general, if your account value falls to zero (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6 1/2% (or 6%, if applicable) of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals during any contract year exceed 6 1/2% (or
    6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days);

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6 1/2% (or 6%, applicable) of your Roll-Up benefit base at the beginning of the contract year.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male owner age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Money Market variable investment option, the guaranteed interest option, the fixed maturity options or the loan reserve account under Rollover TSA contracts.

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------
                                          GUARANTEED MINIMUM INCOME BENEFIT --
 CONTRACT DATE ANNIVERSARY AT EXERCISE       ANNUAL INCOME PAYABLE FOR LIFE
---------------------------------------------------------------------------------
                  10                                     $10,065
---------------------------------------------------------------------------------

                  15                                     $15,266
---------------------------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See ''Accessing your money'' under ''Withdrawing your account value'' later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. Eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i)the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your 85th birthday;

(ii)if you were age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(iii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iv)Since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the GMIB benefit amount and account value, and make a withdrawal from the contract if necessary. See ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' later in this Prospectus.

(v)for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a roll- over of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day time- frame following the contract date anniversary in order for you to be eligible to exercise;

(vi)if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vii)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules;

(viii)if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, or
      (b) as a single life benefit paid on the basis of the older owner's age;
      and

(ix)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

                        CONTRACT FEATURES AND BENEFITS

See ''Effect of the owner's death'' under ''Payment of death benefit'' later in this Prospectus for more information.

Please see both ''Insufficient account value'' in ''Determining your contract's value'' and ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' and the section entitled ''Charges and expenses'' later in this Prospectus for more information on these guaranteed benefits.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


GUARANTEED MINIMUM DEATH BENEFIT

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see ''Guaranteed withdrawal benefit for life (''GWBL'')'' later in this section.

Your contract provides a standard death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). For Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contract owners, the standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 81 through 85 at issue. Once your contract is issued, you may not change or voluntarily terminate your death benefit.

If you elect one of the enhanced death benefits (not including the GWBL Enhanced death benefit), the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. See ''Payment of death benefit'' later in this Prospectus for more information.

Any of the enhanced death benefits (other than the Greater of 3% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit) or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit. Each enhanced death benefit has an additional charge. There is no additional charge for the standard death benefit.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information'' later in this Prospectus for more information.

For Accumulator(R) Plus/SM/ contracts, if the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

Subject to state availability (see Appendix VII later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the following enhanced death benefits:

Optional enhanced death benefit applicable for owner (or older joint owner, if applicable) ages 0 through 75 at issue of NQ contracts; 20 through 75 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts; 20 through 70 at issue of Flexible Premium IRA contracts; 0 through 70 at issue for Inherited IRA contracts; and 20 through 75 at issue of QP contracts (20 through 70 at issue for Accumulator(R) Plus/SM/ QP contracts.

..   ANNUAL RATCHET TO AGE 85

..   THE GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

..   THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

Optional enhanced death benefit applicable for owner (or older joint owner, if applicable) ages 76 through 80 at issue of NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts.

..   THE GREATER OF 3% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 is not available for QP, Flexible Premium IRA, and Inherited IRA contracts.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in ''Guaranteed minimum death benefit and Guaranteed minimum income benefit base.'' Once you have made your enhanced death benefit election, you may not change it.

As discussed earlier in this Prospectus, you can elect a ''Greater of'' enhanced death benefit with a corresponding Guaranteed minimum income benefit. You can elect one of the following two combinations:

..   the Greater of 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85
    enhanced death benefit with the Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base, or

..   the Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85
    enhanced death benefit with the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

If you purchase a ''Greater of'' enhanced death benefit with the Guaranteed minimum income benefit, you will be eligible to reset your Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75. If you purchase a ''Greater of'' enhanced death benefit without the Guaranteed minimum income benefit, no reset is available. See ''Guaranteed minimum income benefit and the Roll-Up benefit base reset'' earlier in this section.

                        CONTRACT FEATURES AND BENEFITS

Please see both ''Insufficient account value'' in ''Determining your contract's value'' and ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' and the section entitled ''Charges and expenses'' later in this Prospectus for more information on these guaranteed benefits.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See ''Owner and annuitant requirements'' earlier in this section.

See Appendix IV later in this Prospectus for an example of how we calculate an enhanced death benefit.


You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Guaranteed minimum death benefit. If you accepted such an offer, your Guaranteed minimum death benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Guaranteed minimum death benefit is still in effect. See "Guaranteed benefit offers" later in this section for more information.


EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix VII later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract, if the owner is age 75 or younger. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of ''Tax information'' later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ, IRA or Rollover TSA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit is not available.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information,'' later in this Prospectus for more information.

If the owner (or older joint owner, if applicable) is 70 or younger when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is 70 or younger when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 40% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:

..   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) ''Net contributions'' are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. ''Net contributions'' are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in ''net contributions''); and
(ii) ''Death benefit'' is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:

..   total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement death benefit is calculated, please see Appendix VI.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See ''Spousal continuation'' in ''Payment of death benefit'' later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VII later in this Prospectus to see if this feature is available in your state.

                        CONTRACT FEATURES AND BENEFITS

You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Earnings enhancement benefit. If you accepted such an offer, your Earnings enhancement benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Earnings enhancement benefit is still in effect. See "Guaranteed benefit offers" later in this section for more information.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE (''GWBL'')

For an additional charge, the Guaranteed withdrawal benefit for life (''GWBL'') guarantees that you can take withdrawals up to a maximum amount per year (your ''Guaranteed annual withdrawal amount''). GWBL is only available at issue. This benefit is not available at issue ages younger than 45. GWBL is not available if you have elected the Guaranteed minimum income benefit, the Earnings enhancement benefit or one of our Principal guarantee benefits, described later in this Prospectus. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. See ''Accessing your money'' later in this Prospectus. Your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the permitted variable investment options. Our general dollar cost averaging program is not available if you elect the GWBL, but the investment simplifier program is available if you elect the GWBL. See ''What are your investment options under the contract?'' earlier in this section.

You may buy this benefit on a single life (''Single life'') or a joint life (''Joint life'') basis. Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner.

For Joint life contracts, a successor owner may be named at contract issue only. The successor owner must be the owner's spouse. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint life basis. For NQ contracts, you have the option to designate the successor owner as a joint owner.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named at contract issue only. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal. After the first withdrawal, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after withdrawals begin, the charge continues based on a Joint life basis.

Joint life QP and TSA contracts are not permitted in connection with the benefit. This benefit is not available under an Inherited IRA contract. If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See ''Owner and annuitant requirements'' earlier in this section.

The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see ''Guaranteed withdrawal benefit for life benefit charge'' in ''Charges and expenses'' later in this Prospectus for a description of the charge.

You should not purchase this benefit if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see ''Effect of Excess withdrawals'' below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date;

..   You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply; or

..   You plan to use it for withdrawals prior to age 59 1/2, as the taxable amount of the withdrawal will be includible in income and subject to an additional 10% federal income tax penalty, as discussed later in this Prospectus.

For traditional IRAs, TSA and QP contracts, you may take your lifetime required minimum distributions (''RMDs'') without losing the value of the GWBL benefit, provided you comply with the conditions described under ''Lifetime required minimum distribution withdrawals'' in ''Accessing your money'' later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


GWBL BENEFIT BASE

At issue, your GWBL benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWBL benefit base increases by any subsequent contributions.

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under ''Annual Ratchet'' and ''7% deferral bonus.''

..   Your GWBL benefit base may be increased by the 200% Initial GWBL benefit base guarantee, as described later in this section.

..   Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount (''Excess withdrawal''). See ''Effect of Excess withdrawals'' below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to a percentage of the GWBL benefit base. The initial applicable percentage (''Applicable percentage'') is based on the owner's age at the time of the first withdrawal. For Joint life contracts, the initial Applicable percentage is based on the age of the younger owner or successor owner at the time of the first withdrawal. If your GWBL benefit base ratchets, as described below in this section under ''Annual ratchet,'' on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:

---------------------------------------------------------------------------------
AGE                                               APPLICABLE PERCENTAGE
---------------------------------------------------------------------------------
45-59                                                     4.0%
---------------------------------------------------------------------------------
60-75                                                     5.0%
---------------------------------------------------------------------------------
76-85                                                     6.0%
---------------------------------------------------------------------------------
86 and older                                              7.0%
---------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described below under ''Effect of Excess withdrawals'' and ''Subsequent contributions.'' The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus.

EFFECT OF EXCESS WITHDRAWALS

An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The GWBL benefit base is reset as of the date of the Excess withdrawal to equal the LESSER of: (i) the GWBL benefit base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal.

..   The Guaranteed annual withdrawal amount is recalculated to equal the
    Applicable percentage multiplied by the reset GWBL benefit base.

You should not purchase the contract if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5.0% of $72,000), instead of the original $5,000. See ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See ''Insufficient account value'' in ''Determining your contract's value'' later in this Prospectus.

In general, if you purchase the contract as a traditional IRA, QP or TSA and participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see ''Lifetime required minimum distribution withdrawals'' in ''Accessing your money'' later in this Prospectus. Loans are not available under Rollover TSA contracts if GWBL is elected.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. If your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.


If your GWBL benefit base ratchets, we will increase the charge for the benefit to the maximum charge permitted under the contract. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see ''Guaranteed withdrawal benefit for life benefit charge'' in ''Charges and expenses'' later in this Prospectus.


7% DEFERRAL BONUS

At no additional charge, in each contract year in which you have not taken a withdrawal, we will increase your GWBL benefit base by an amount equal to 7% of your total contributions. This 7% deferral bonus is applicable for the life of the contract, subject to certain restrictions.

We will apply the 7% deferral bonus to your GWBL benefit base on each contract date anniversary until you make a withdrawal from your contract. In a contract year following an Annual Ratchet (described above), the deferral bonus will be applied to your GWBL benefit base on each contract date anniversary until you make a withdrawal. However, no deferral bonus is applied on a contract date anniversary on which an Annual Ratchet occurs.

                        CONTRACT FEATURES AND BENEFITS

Once you make a withdrawal, we will not apply the deferral bonus in future years unless you meet one of the exceptions that would allow you to continue to receive the deferral bonus. Those exceptions are described as follows:

..   You are eligible to receive the 7% deferral bonus for any of your first ten contract years that you have not taken a withdrawal, even if you had taken a withdrawal in a prior year. For example, if you take your first withdrawal in the second contract year, you are still eligible to receive the deferral bonus in contract years three through ten. The deferral bonus is not applied in the contract year in which a withdrawal was made.

..   You are eligible to receive the 7% deferral bonus to your GWBL Benefit Base on a contract date anniversary during the ten years following an Annual Ratchet, as long as no withdrawal is made in the same contract year. If a withdrawal is made during this ten-year period, no deferral bonus is applied in the contract year in which the withdrawal was made.

If the Annual Ratchet occurs on any contract date anniversary, for the next and subsequent contract years, the deferral bonus will be 7% of the most recent ratcheted GWBL benefit base, plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 7% deferral bonus will be calculated using the reset GWBL benefit base, plus any applicable contributions. The 7% deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year.

On any contract date anniversary on which you are eligible for a 7% deferral bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base but, as this adjustment is the result of the 7% deferral bonus rather than the Annual Ratchet, a new ten-year period, as described above, is not started by this adjustment to the GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 7% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 7% deferral bonus will still apply.

MATURITY DATE. The last deferral bonus will be applicable on the contract's maturity date. (See ''Annuity maturity date'' under ''Accessing your money'' later in this Prospectus.)

200% INITIAL GWBL BENEFIT BASE GUARANTEE

If you have not taken a withdrawal from the contract before the later of
(i) the tenth contract date anniversary, or (ii) the contract date anniversary following the owner's (or younger joint life's) attained age 70, the GWBL Benefit base will be increased to equal 200% of contributions made to the contract during the first 90 days, PLUS 100% of any subsequent contributions received after the first 90 days. There will be no increase if your GWBL benefit base already exceeds this initial GWBL Benefit base guarantee. This is the only time that this special increase to the GWBL Benefit base is available. However, you will continue to be eligible for the 7% deferral bonuses following this onetime increase.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the later of: (i) the end of the first contract year and (ii) the date the first withdrawal is taken.

Anytime you make an additional contribution, your GWBL benefit base will be increased by the amount of the contribution. Your Guaranteed annual withdrawal amount will be equal to the Applicable percentage of the increased GWBL benefit base.

GWBL GUARANTEED MINIMUM DEATH BENEFIT

There are two guaranteed minimum death benefits available if you elect the GWBL option: (i) the GWBL Standard death benefit, which is available at no additional charge for owner issue ages 45-85 (issue ages 45-80 for Accumulator(R) Plus/SM/ contracts), and (ii) the GWBL Enhanced death benefit, which is available for an additional charge for owner issue ages 45-75. Please see Appendix VII later in this Prospectus to see if these guaranteed death benefits are available in your state.

The GWBL Standard death benefit is equal to the GWBL Standard death benefit base. The GWBL Standard death benefit base is equal to your initial contribution and any additional contributions less a deduction that reflects any withdrawals you make (see ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus).

The GWBL Enhanced death benefit is equal to the GWBL Enhanced death benefit base.

Your initial GWBL Enhanced death benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWBL Enhanced death benefit base increases by any subsequent contribution;

..   Your GWBL Enhanced death benefit base increases to equal your account value if your GWBL benefit base is ratcheted, as described above in this section;

..   Your GWBL Enhanced death benefit base increases by any 7% deferral bonus, as described above in this section;

..   Your GWBL Enhanced death benefit base increases by the onetime 200% Initial
    GWBL Benefit base guarantee, if applicable; and

..   Your GWBL Enhanced death benefit base decreases by an amount which reflects any withdrawals you make.

See ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus.

The death benefit is equal to your account value (without adjustment for any otherwise applicable market value adjustment but adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment or the applicable GWBL Guaranteed minimum death benefit on the date of the owner's death (adjusted for any subsequent withdrawals and associated withdrawal charges, if applicable), whichever provides a higher amount. For more information, see ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   No subsequent contributions will be permitted.

..   If you were taking withdrawals through the ''Maximum payment plan,'' we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the ''Customized payment plan'' or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

..   Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the Guaranteed withdrawal benefit for life and the GWBL
    Enhanced death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in ''Charges and expenses'' later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL and GWBL Enhanced death benefit. See ''Effect of Excess withdrawals'' above in this section and ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus.

..   Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 59 1/2. See ''Tax information'' later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See ''How withdrawals are taken from your account value'' and ''How withdrawals affect your Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information'' later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   For IRA, QP and TSA contracts, if you have to take a required minimum distribution (''RMD'') and it is your first withdrawal under the contract, the RMD will be considered your ''first withdrawal'' for the purposes of establishing your GWBL Applicable percentage.

..   If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' later in this Prospectus, even if pursuant to a divorce decree.

..   The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, the GWBL will have little or no value to the surviving

                        CONTRACT FEATURES AND BENEFITS
   same-gender spouse or partner. You should consult with your tax adviser for more information on this subject.

PRINCIPAL GUARANTEE BENEFITS

We offer two 10-year Principal guarantee benefits at an additional charge: the 100% Principal guarantee benefit and the 125% Principal guarantee benefit. You may only elect one Principal guarantee benefit (''PGB'').

100% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 100% Principal guarantee benefit is equal to your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 100% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the permitted variable investment options. See ''What are your investment options under the contract?'' earlier in this section.

125% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 125% Principal guarantee benefit is equal to 125% of your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 125% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the AXA Moderate Allocation Portfolio.

Under both Principal guarantee benefits, if, on the 10th contract date anniversary (or later if you've exercised a reset as explained below) (''benefit maturity date''), your account value is less than the guaranteed amount, we will increase your account value to equal the applicable guaranteed amount. Any such additional amounts added to your account value will be allocated pursuant to the allocation instructions for additional contributions we have on file. After the benefit maturity date, the guarantee will terminate.

You have the option to reset (within 30 days following each applicable contract date anniversary) the guaranteed amount to the account value or 125% of the account value, as applicable, as of your fifth and later contract date anniversaries. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset up to the contract date anniversary following an owner's 85th birthday (an owner's 80th birthday under Accumulator(R) Plus/SM/ contracts). If you elect to reset the guaranteed amount, your benefit maturity date will be extended to be the 10th contract date anniversary after the anniversary on which you reset the guaranteed amount. This extension applies each time you reset the guaranteed amount.

Neither PGB is available under Inherited IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts. If you elect either PGB, you may not elect the Guaranteed minimum income benefit, the Guaranteed withdrawal benefit for life, the systematic withdrawals option or the substantially equal withdrawals option. If you purchase a PGB, you may not make additional contributions to your contract after six months from the contract issue date.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Principal guarantee benefit. See ''Owner and annuitant requirements'' earlier in this section.

If you are planning to take required minimum distributions from the contract, this benefit may not be appropriate. See ''Tax information'' later in this Prospectus. If you elect a PGB and change ownership of the contract, your PGB will automatically terminate, except under certain circumstances. See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information'' later in this Prospectus for more information.

Once you purchase a PGB, you may not voluntarily terminate this benefit. Your PGB will terminate if the contract terminates before the benefit maturity date, as defined below. If you die before the benefit maturity date and the contract continues, we will continue the PGB only if the contract can continue through the benefit maturity date. If the contract cannot so continue, we will terminate your PGB and the charge. See ''Non-spousal joint owner contract continuation'' in ''Payment of death benefit'' later in this Prospectus. The PGB will terminate upon the exercise of the beneficiary continuation option. See ''Payment of death benefit'' later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a charge for the Principal guarantee benefits (see ''Charges and expenses'' later in this Prospectus). You should note that the purchase of a PGB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued.

The purchase of a PGB is also not appropriate if you plan on terminating your contract before the benefit maturity date. The purchase of a PGB may not be appropriate if you plan on taking withdrawals from your contract before the benefit maturity date. Withdrawals from your contract before the benefit maturity date reduce the guaranteed amount under a PGB on a pro rata basis. You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option, the purchase of a PGB may not be appropriate because of the guarantees already provided by this option at no additional charge. Please note that loans (applicable to TSA contracts only) are not permitted under either PGB.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made an offer to a group of contract owners that provided for an increase in account value in return for terminating their guaranteed death benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value , the difference between account value and any

                        CONTRACT FEATURES AND BENEFITS
applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

(FOR ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ AND ACCUMULATOR(R) SELECT/SM/ CONTRACTS ONLY)

The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected (''original IRA'') while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under ''Tax information.'' The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the ''5-year rule.'' See ''Beneficiary continuation option for IRA and Roth IRA contracts'' under ''Beneficiary continuation option'' in ''Payment of death benefit'' later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans (''Applicable Plan(s)''). In this discussion, unless otherwise indicated, references to ''deceased owner'' include ''deceased plan participant''; references to ''original IRA'' include ''the deceased plan participant's interest or benefit under the Applicable Plan'', and references to ''individual beneficiary of a traditional IRA'' include ''individual non-spousal beneficiary under an Applicable Plan.''

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose. The contract must also contain the name of the deceased owner. In this discussion, ''you'' refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

..   The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a ''see-through trust,'' the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix X" for more information.

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. A non-spousal beneficiary under an Applicable Plan cannot make subsequent contributions to an Inherited IRA contract.

..   You may make transfers among the investment options.

                        CONTRACT FEATURES AND BENEFITS

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

..   The Guaranteed minimum income benefit, Spousal continuation, special dollar cost averaging program, special money market dollar cost averaging program, automatic investment program, Principal guarantee benefits, the Guaranteed withdrawal benefit for life and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply (if applicable under your Accumulator(R) Series contract). If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this ''free look'' period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VII to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under TSA contracts) under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct),
(ii) any guaranteed interest in the guaranteed interest option, (iii) any positive or negative market value adjustments in the fixed maturity options, and (iv) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or (iv) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

For Accumulator(R) Plus/SM/ contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see ''Tax information'' later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see ''Surrendering your contract to receive its cash value,'' later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see ''Tax information'' later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your ''account value'' is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and (v) the loan reserve account (applies to Rollover TSA contracts only).

Your contract also has a ''cash value.'' At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select/SM/ contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see ''Surrendering your contract to receive its cash value'' in ''Accessing your money'' later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by ''units.'' The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Accumulator(R) Plus/SM /contracts);

(ii)decreased to reflect a withdrawal (plus withdrawal charges if applicable under your Accumulator(R) Series contract);

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv)increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Principal guarantee benefits, Guaran teed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VII later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see ''Contract features and benefits'' earlier in this Prospectus for information on this feature.

PRINCIPAL GUARANTEE BENEFITS. If you take no withdrawals, and your account value is insufficient to pay charges, we will not terminate your contract if you are participating in a PGB. Your contract will remain in force and we will pay your guaranteed amount at the benefit maturity date.

                       DETERMINING YOUR CONTRACT'S VALUE

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If you elect the Guaranteed withdrawal benefit for life and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See ''Contract features and benefits'' earlier in this Prospectus.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM /contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM /and Accumulator(R) Select/SM /contracts).

..   You may not transfer to a fixed maturity option that has a rate to maturity of 3%.

..   If an owner or annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. Also, the maturity dates may be no later than the date annuity payments are to begin.

..   If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment.

..   For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM /and Accumulator(R)
    Select/SM /contract owners, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

Some states may have additional transfer restrictions. Please see Appendix VII later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the ''Disruptive transfer activity'' section below.

We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under ''Allocating your contributions'' in ''Contract features and benefits'' earlier in this Prospectus) in any contract year is the greatest of:

(a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.


You may request a transfer in writing (using our specific form), by telephone (using TOPS) or through Online Account Access. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.


Please see ''Allocating your contributions'' in ''Contract features and benefits'' for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

As explained under ''6 1/2% (or 6%, if applicable) Roll-Up to age 85 the Greater of 6% Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit, the Greater of 6 1/2 Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)'' earlier in the Prospectus, the higher Roll-Up rate (6.5% or 6%, or 4% in Washington) applies with respect to most investment options and amounts in the account for special dollar cost averaging (if available), but a lower Roll-Up rate (3%) applies with respect to the EQ/Money Market option (except amounts allocated to the account for special money market dollar cost averaging, if available), the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (the ''lower Roll-Up rate options''). The other investment options, to which the higher rate applies, are referred to as the ''higher Roll-Up rate options''. For more information about the roll-up rate applicable in Washington, see Appendix VII.

Your Roll-up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 6% or 6 1/2% and the other portion that is rolling up at 3%. If you transfer account value from a 6% or 6 1/2% option to a 3% option, all or a portion of your benefit base will transfer from the 6% or 6 1/2% benefit base segment to the 3% benefit base segment. Similarly, if you transfer account value from a 3% option to a 6% or 6 1/2% option, all or a portion of your benefit base will transfer from the 3% segment to the 6% or 6 1/2% segment. To determine how much to transfer from one Roll-up benefit base segment to the other Roll-up benefit base segment, we use a pro rata calculation.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

This means that we calculate the percentage of current account value in the investment options with a 6% or 6 1/2% roll-up rate that is being transferred to an investment option with a 3% roll-up (or vice versa) and transfer the same percentage of the Roll-up benefit base from one segment to the other segment. The effect of a transfer on your benefit base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up benefit base segments is generally not the same as the dollar amount of the account value transfer.

..   For example, if your account value is $30,000 and has always been invested in 6% or 6 1/2% investment options, and your benefit base is $40,000 and is all rolling up at 6% or 6 1/2% , and you transfer 50% of your account value ($15,000) to the EQ/Money Market variable investment option (a 3% investment option), then we will transfer 50% of your benefit base ($20,000) from the 6% or 6 1/2% benefit base segment to the 3% benefit base segment. Therefore, immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 6% or 6 1/2% and $20,000 will roll-up at 3%. In this example , the amount of your Roll-up benefit base rolling up at 3% is more than the dollar amount of your transfer to a 3% investment option.

..   For an additional example, if your account value is $40,000 and has always been invested in 3% investment options, and your benefit base is $30,000 and is all rolling up at 3%, and you transfer 50% of your account value ($20,000) to a 6% or 6 1/2% investment option, then we will transfer 50% of your benefit base ($15,000) from the 3% benefit base segment to the 6% or 6 1/2% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 6% or 6 1/2% and $15,000 will roll-up at 3%. In this example, the dollar amount of your benefit base rolling up at 6% or 6 1/2% is less than the dollar amount of your transfer to a 6% or 6 1/2% investment option.

If you elected a guaranteed death benefit that is available with a 3% Roll-Up benefit base only, your benefit base will not be impacted by transfers among investment options.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional ''market timing'' organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the ''trusts''). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an ''unaffiliated trust''). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and proce dures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We currently offer two rebalancing programs that you can use to automatically reallocate your account value among your investment options. Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

   (a)the percentage you want invested in each investment option (whole percentages only), and

   (b)how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date. If you elect quarterly rebalancing, the rebalancing in the last quarter of the contract year will occur on the contract date anniversary.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can also be made online through Online Account Access. See ''How to reach us'' in ''Who is AXA Equitable?'' earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
REBALANCING DOES NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS. YOU SHOULD PERIODICALLY REVIEW YOUR ALLOCATION PERCENTAGES AS YOUR NEEDS CHANGE. YOU MAY WANT TO DISCUSS THE REBALANCING PROGRAM WITH YOUR FINANCIAL PROFESSIONAL BEFORE ELECTING THE PROGRAM.
--------------------------------------------------------------------------------

While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. At any time, however, we may exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in ''Transferring your account value'' earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, in the case of Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners, special money market dollar cost averaging.

If you elect a benefit that limits your variable investment options, those limitations will also apply to the rebalancing programs.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

Please see ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus and ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' and ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

----------------------------------------------------------------
                                METHOD OF WITHDRAWAL
                     -------------------------------------------
                     AUTO-
                     MATIC                   PRE-AGE   LIFETIME
                     PAYMENT                  59 1/2   REQUIRED
                     PLANS                     SUB-     MINIMUM
                     (GWBL           SYSTE- STANTIALLY DISTRIBU-
   CONTRACT/(1)/     ONLY)   PARTIAL MATIC    EQUAL      TION
----------------------------------------------------------------
NQ                     Yes     Yes    Yes      No        No
----------------------------------------------------------------
Rollover IRA           Yes     Yes    Yes      Yes       Yes
----------------------------------------------------------------
Flexible Premium IRA   Yes     Yes    Yes      Yes       Yes
----------------------------------------------------------------
Roth Conversion IRA    Yes     Yes    Yes      Yes       No
----------------------------------------------------------------
Flexible Premium       Yes     Yes    Yes      Yes       No
Roth IRA
----------------------------------------------------------------
Inherited IRA          No      Yes    No       No        /(2)/
----------------------------------------------------------------
QP/(3)/                Yes     Yes    No       No        No
----------------------------------------------------------------
Rollover TSA/(4)/      Yes     Yes    Yes      No        Yes
----------------------------------------------------------------

(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See ''Inherited IRA beneficiary continuation contract'' in ''Contract features and benefits'' earlier in this Prospectus.
(3)All payments are made to the plan trust as the owner of the contract. See ''Appendix II: Purchase considerations for QP contracts'' later in this Prospectus.
(4)Employer or plan approval required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix IX -- ''Tax Sheltered Annuity contracts (TSAs)'' later in this Prospectus.

--------------------------------------------------------------------------------
ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE ''HOW TO REACH US'' UNDER ''WHO IS AXA EQUITABLE?'' EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
--------------------------------------------------------------------------------

AUTOMATIC PAYMENT PLANS

(FOR CONTRACTS WITH GWBL ONLY)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.


You may elect either the Maximum payment plan or the Customized payment plan at any time. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.


MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with any Annual Ratchet, 7% deferral bonus or by the one-time 200% Initial GWBL Benefit base guarantee.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount NOT GREATER than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with any Annual Ratchet, 7% deferral bonus or by the one-time 200% Initial GWBL Benefit base guarantee. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in the Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life benefit. See ''Effect of Excess withdrawals'' in ''Contract features and benefits'' earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the

                             ACCESSING YOUR MONEY
guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate, times the last contract date anniversary benefit base value due to compounded crediting of the Roll-up rate.

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.


We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.


There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

For all contracts except Accumulator(R) Select/SM/, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see ''10% free withdrawal amount'' in ''Charges and expenses'' later in this Prospectus. Under Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA AND QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. HOWEVER, IF YOU ELECT A SYSTEMATIC WITHDRAWAL OPTION IN EXCESS OF THESE LIMITS, AND MAKE A SUBSEQUENT CONTRIBUTION TO YOUR CONTRACT, THE SYSTEMATIC WITHDRAWAL OPTION WILL BE TERMINATED. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.


If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   You must select a date that is more than three calendar days prior to your contract date anniversary; and

..   You cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.


You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

For all contracts except Accumulator(R) Select/SM/, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

                             ACCESSING YOUR MONEY

Also, systematic withdrawals are not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

SUBSTANTIALLY EQUAL WITHDRAWALS
(ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS)

We offer our ''substantially equal withdrawals option'' to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as ''72(t) exception withdrawals''. See ''Tax information'' later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them;
(ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.


You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.


For all contracts except Accumulator(R) Select/SM/, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see ''10% free withdrawal amount'' in ''Charges and expenses'' later in this Prospectus).

Also, the substantially equal withdrawal program is not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(ROLLOVER IRA, FLEXIBLE PREMIUM IRA AND ROLLOVER TSA CONTRACTS ONLY -- SEE ''TAX INFORMATION'' AND APPENDIX IX LATER IN THIS PROSPECTUS)

We offer our ''automatic required minimum distribution (RMD) service'' to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to ''Tax information'' and Appendix IX later in this Prospectus.


This service is not available under QP contracts.


You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix IX later in this Prospectus for your specific type of retirement arrangement.

--------------------------------------------------------------------------------
FOR ROLLOVER IRA, FLEXIBLE PREMIUM IRA, AND ROLLOVER TSA CONTRACTS, WE WILL
SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU 1/ NOT BEFORE THAT REACH AGE 70 1/2 (IF YOU HAVE BEGUN YOUR ANNUITY BEFORE THAT PAYMENTS TIME).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at

                             ACCESSING YOUR MONEY
any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See ''Effect of Excess withdrawals'' in ''Contract features and benefits'' earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 6 1/2% (or 6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of tax-qualified contracts (IRA, TSA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See ''Guaranteed minimum income benefit and the Roll-Up benefit base reset'' in ''Contract features and benefits'' earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts only, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. A market value adjustment will apply to withdrawals from the fixed maturity options.

You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the business day you initially elected.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS

In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would be reduced by $8,000 ($20,000 X .40) and your new benefit after the withdrawal would be $12,000 ($20,000 - $8,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see ''Withdrawal charge'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

With respect to the Guaranteed minimum income benefit and the Greater of 6 1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits' 6 1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6 1/2% (or 6% or 3%, as applicable) or less of the 6 1/2% (or 6% or 3%, as applicable) Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during a contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6 1/2% (or 6% or 3%, as applicable) of the benefit base on the most recent anniversary, that entire withdrawal (including RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6 1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

HOW WITHDRAWALS AFFECT YOUR GWBL AND GWBL GUARANTEED MINIMUM DEATH BENEFIT

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed

                             ACCESSING YOUR MONEY
the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see ''Effect of Excess withdrawals'' and ''Other important considerations'' under ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits'' earlier in this Prospectus.

Your GWBL Standard death benefit base is reduced by any withdrawal on a pro rata basis.

Your GWBL Enhanced death benefit base is reduced on a dollar-for- dollar basis by any withdrawal up to the Guaranteed annual withdrawal amount. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, your GWBL Enhanced death benefit base will be reduced on a pro rata basis. If the reduced GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.

For purposes of calculating your GWBL and GWBL Guaranteed minimum death benefit amount, the amount of the excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see ''Withdrawal charge'' later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) SelectSM contracts.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See ''Surrendering your contract to receive its cash value'' below. For the tax consequences of withdrawals, see ''Tax information'' later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus. Please also see ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits,'' earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our ''automatic required minimum distribution (RMD) service'' or if you elect the GWBL option or a PGB.

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

..   It exceeds limits of federal income tax rules;

..   Interest and principal are not paid when due; or

..   In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)the date annuity payments begin,

(2)the date the contract terminates, and

(3)the date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VII later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, See Appendix IX for a discussion of TSA contracts.

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the ''loan reserve account.'' Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment may apply. If such fixed maturity amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

                             ACCESSING YOUR MONEY

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus/SM/ contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see ''Effect of your account value falling to zero'' in ''Contract features and benefits'' earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6 1/2% (or 6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see ''Insufficient account value'' in ''Determining your contract's value'' and ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits'' earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See ''Your annuity payout options'' below. For the tax consequences of surrenders, see ''Tax information'' later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see ''Partial Annuitization'' below.


Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to payout status at or before the contract's ''maturity date.'' This is called "annuitization." When your contract is annuitized, your Accumulator(R) Series contract and all its benefits will terminate and you will receive a supplemental annuity payout contract (''payout option'') that provides periodic payments, as described in this section. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.


Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VII later in this Prospectus for variations that may apply in your state.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see ''Guaranteed minimum income

                             ACCESSING YOUR MONEY
benefit'' in ''Contract features and benefits'' earlier in this Prospectus). If you elect the Guaranteed withdrawal benefit for life and choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL. See ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits'' earlier in this Prospectus for further information.


---------------------------------------------------------------------------------
Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
---------------------------------------------------------------------------------


..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time (''period certain''), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.



The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.


We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION
(FOR THE PURPOSES OF THIS SECTION, PLEASE NOTE THAT WITHDRAWAL CHARGES DO NOT APPLY TO ACCUMULATOR(R) SELECT/SM/ CONTRACTS.)

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract. If amounts in a fixed maturity option are used to purchase any annuity payout option prior to the maturity date, a market value adjustment will apply.


There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See ''How withdrawals are taken from your account value'' earlier in this section and also the discussion of ''Partial Annuitization'' in ''Tax Information'' for more information.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments begin but it may not be earlier than thirteen months from the contract date or not earlier than five years from your Accumulator(R) Plus/SM/ contract date (in a limited number of jurisdictions this requirement may be more or less than five years). Please see Appendix VII later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at anytime. The date may not be later than the annuity maturity date described below.


For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.


The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.


ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable

                             ACCESSING YOUR MONEY
law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically.

If you elect the Guaranteed withdrawal benefit for life and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any joint owner or successor owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract's remaining cash value.

As described in ''Contract features and benefits'' under ''Guaranteed withdrawal benefit for life (''GWBL''),'' these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your ''minimum death benefit.'' If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced dollar-for-dollar by each payment, if it is based on the value of the enhanced death benefit, or it will be reduced pro rata by each payment, if it is based on the value of the standard death benefit. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VII later in this Prospectus for variations that may apply in your state.

                             ACCESSING YOUR MONEY

5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select/SM /contracts).

..   On each contract date anniversary -- a charge for each optional benefit that you elect: a death benefit (other than the Standard and GWBL Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

..   On any contract date anniversary on which you are participating in a PGB --
    a charge for a PGB.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See ''Group or sponsored arrangements'' later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                                                                     0.80%
   Accumulator(R) Plus/SM/:                                                            0.95%
   Accumulator(R) Elite/SM/:                                                           1.10%
   Accumulator(R) Select/SM/:                                                          1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. For Accumulator(R) Plus/SM /contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see ''Credits'' in ''Contract features and benefits'' earlier in this Prospectus. We expect to make a profit from this charge.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                                                                     0.30%
   Accumulator(R) Plus/SM/:                                                            0.35%
   Accumulator(R) Elite/SM/:                                                           0.30%
   Accumulator(R) Select/SM/:                                                          0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                                                                     0.20%
   Accumulator(R) Plus/SM/:                                                            0.25%
   Accumulator(R) Elite/SM/:                                                           0.25%
   Accumulator(R) Select/SM/:                                                          0.35%

                             CHARGES AND EXPENSES

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (if available) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

WITHDRAWAL CHARGE

(FOR ACCUMULATOR(R), ACCUMULATOR(R) PLUS/SM/ AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY )


A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. For more information about the withdrawal charge if you select an annuity payout option, see ''Your annuity payout options -- The amount applied to purchase an annuity payout option'' in ''Accessing your money'' earlier in the Prospectus. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see ''Credits'' in ''Contract features and benefits'' earlier in this Prospectus. We expect to make a profit from this charge.


The withdrawal charge equals a percentage of the contributions withdrawn. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

-------------------------------------------------------------------------
                    WITHDRAWAL CHARGE AS A % OF
                    CONTRIBUTION CONTRACT YEAR
-------------------------------------------------------------------------
                          1   2   3   4      5    6   7      8      9+
-------------------------------------------------------------------------
Accumulator(R)            7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --
-------------------------------------------------------------------------
Accumulator(R) Plus/SM/   8%  8%  7%  7%  6%      5%  4%  3%      0%/(2)/
-------------------------------------------------------------------------
Accumulator(R) Elite/SM/  8%  7%  6%  5%  0%/(3)/ --  --  --      --
-------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 9th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.


For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as ''contract year 1,'' and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See ''Tax information'' later in this Prospectus.


Please see Appendix VII later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see ''Guaranteed minimum death benefit and Guaranteed minimum income benefit base'' and ''How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit'' earlier in this Prospectus.

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                             CHARGES AND EXPENSES

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The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite/SM/ NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit and/or the Greater of 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6 1/2% (or 6%, if applicable) of the beginning of contract year 6 1/2% (or 6%, if applicable) Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6 1/2% (or 6%, if applicable) of the beginning of contract year 6 1/2% (or 6%, if applicable) Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. If you are age 76-80 at issue and elected the Greater of 3% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, this waiver applies to withdrawals up to 3% of the beginning of the contract year 3% Roll-Up to age 85 benefit base. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal or to any subsequent withdrawals for the life of the contract.

If you elect the Guaranteed withdrawal benefit for life, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.80% of the greater of the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.


If you opt to reset your Roll-Up benefit base on any contract date anniversary, we will increase the charge for this enhanced death benefit to 0.95% of the applicable benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year.


GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.65% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.


If you opt to reset your Roll-Up benefit base on your contract date anniversary, we will increase the charge for this enhanced death benefit to 0.80% of the applicable benefit base. You will be notified


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                             CHARGES AND EXPENSES
of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year.


GREATER OF 3% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.65% of the greater of the 3% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

GWBL ENHANCED DEATH BENEFIT. This death benefit is only available if you elect the GWBL option. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the GWBL Enhanced death benefit base.

WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options (or, if applicable, the permitted variable investment options) and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the fixed maturity options (if applicable) in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of these charges for that year.

If your account value is insufficient to pay these charges, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus.

STANDARD DEATH BENEFIT AND GWBL STANDARD DEATH BENEFIT. There is no additional charge for these standard death benefits.

PRINCIPAL GUARANTEE BENEFITS CHARGE

If you purchase a PGB, we deduct a charge annually from your account value on each contract date anniversary on which you are participating in a PGB. The charge is equal to 0.50% of the account value for the 100% Principal guarantee benefit and 0.75% of the account value for the 125% Principal guarantee benefit. We will continue to deduct the charge until your benefit maturity date. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If such amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first.

If you elect the Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base, the charge is equal to 0.80% of the applicable benefit base on the contract date anniversary. If you elect the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base, the charge is equal to 0.65% of the applicable benefit base.


If you opt to reset your Roll-Up benefit base on any contract date anniversary, we will increase the charge for this benefit up to a maximum of 1.10% for the benefit that includes the 6 1/2% Roll-Up benefit base or 0.95% for the benefit that includes the 6% Roll-Up benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year.


We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus.

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                             CHARGES AND EXPENSES

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EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If you elect the Guaranteed withdrawal benefit for life (''GWBL''), we deduct a charge annually as a percentage of your GWBL benefit base on each contract date anniversary. If you elect the Single Life option, the charge is equal to 0.65%. If you elect the Joint Life option, the charge is equal to 0.80%. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis. (See Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state.) If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.


GWBL BENEFIT BASE ANNUAL RATCHET CHARGE. If your GWBL benefit base ratchets, we will increase the charge at the time of an Annual Ratchet to the maximum charge permitted under the contract. The maximum charge for the Single Life option is 0.80%. The maximum charge for the Joint Life option is 0.95%. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. We will permit you to opt out of the ratchet if the charge increases.


For Joint life contracts, if the successor owner or joint annuitant is dropped before you take your first withdrawal, we will adjust the charge at that time to reflect a Single life. If the successor owner or joint annuitant is dropped after withdrawals begin, the charge will continue based on a Joint life.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.




CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the ''underlying portfolios''). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

                                      62

                             CHARGES AND EXPENSES

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We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 (''ERISA'') or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

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                             CHARGES AND EXPENSES

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6. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.


Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the owner's death" below. For Accumulator(R) Plus/SM/ contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For Roll-over TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.


--------------------------------------------------------------------------------
WHEN WE USE THE TERMS OWNER AND JOINT OWNER, WE INTEND THESE TO BE REFERENCES
TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER. IF THE CONTRACT IS JOINTLY OWNED OR IS ISSUED TO A NON-NATURAL OWNER AND THE GWBL HAS NOT BEEN ELECTED, THE DEATH BENEFIT IS PAYABLE UPON THE DEATH OF THE OLDER JOINT OWNER OR OLDER JOINT ANNUITANT, AS APPLICABLE. UNDER CONTRACTS WITH GWBL, THE TERMS OWNER AND SUCCESSOR OWNER ARE INTENDED TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF
THE CONTRACT HAS A NON-NATURAL OWNER.
--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner.


There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option (''BCO''). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the ''Spousal continuation'' feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under ''Non-spousal joint owner contract continuation.''

If you are the sole owner, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation"(if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue

                           PAYMENT OF DEATH BENEFIT
your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.


If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the ''5-year rule''). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. If a PGB election is in effect upon your death with a benefit maturity date of less than five years from the date of death, it will remain in effect. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted.

Upon the death of either owner, if the surviving owner elects the 5-year rule and a PGB was in effect upon the owner's death with a maturity date of more than five years from the date of death, we will terminate the benefit and the charge.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM /contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contract owners.

..   The applicable Guaranteed minimum death benefit option may continue as follows:

   -- If you elected either the Annual Ratchet to age 85 or the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, and if your surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base

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                           PAYMENT OF DEATH BENEFIT

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      (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

   -- If you elected the Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, and your surviving spouse is age 80 or younger at the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will grow according to its terms until the contract date anniversary following the surviving spouse's 85th birthday. If you were age 85 or older at death, we will reinstate the enhanced death benefit you elected. The benefit base (which had been previously frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the surviving spouse's 85th birthday.

   -- If you elected either the Annual Ratchet to age 85 or the Greater of the 6 1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit and your surviving spouse is age 76 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued. If you elected the Greater of the 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit and your surviving spouse is 81 or older, the Guaranteed minimum death benefit and charge will be discontinued.

   -- If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable.

   -- For single owner contracts with the GWBL Enhanced death benefit, we will discontinue the benefit and charge. However, we will freeze the GWBL Enhanced death benefit base as of the date of your death (less subsequent withdrawals), and pay it upon your spouse's death.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   If elected, PGB continues and is based on the same benefit maturity date and guaranteed amount that was guaranteed.

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See ''Guaranteed minimum income benefit'' in ''Contract features and benefits'' earlier in this Prospectus.

..   If you elect the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If you elect the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   If a PGB had been elected, the benefit continues and is based on the same benefit maturity date and guaranteed amount.

..   If you elect the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VII later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

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                           PAYMENT OF DEATH BENEFIT

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BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS
ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in the one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in ''Tax information'' under ''Individual retirement arrangements (IRAs),'' the beneficiary may choose the ''5-year rule'' option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, ''beneficiary'' refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as ''scheduled payments.'' The beneficiary may choose the ''5-year rule'' instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

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..   If the beneficiary chooses the ''5-year rule,'' withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

IF THE DECEASED IS THE OWNER OR THE OLDER JOINT OWNER:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM /contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

IF THE DECEASED IS THE YOUNGER NON-SPOUSAL JOINT OWNER:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the ''Withdrawal charges'' in ''Charges and expenses'' earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

                              -------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

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7. Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"), Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs.

For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix IX later in this Prospectus for a discussion of TSA contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES



CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

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                                TAX INFORMATION

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ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial Annuitization" below.


Annuitization under an Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).


Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits'' earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.


PARTIAL ANNUITIZATION


The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.


Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.


TAXATION OF LIFETIME WITHDRAWALS IF YOU ELECT THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

We treat Guaranteed annual withdrawals and other withdrawals as non-annuity payments for income tax purposes as discussed above.

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

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                                TAX INFORMATION

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1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see ''Payment of death benefit'' earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic annuity payments for your life
    (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.


ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income may have to pay an additional surtax of 3.8% for taxable years beginning after December 31, 2012. (This tax has been informally referred to as the "Medicare Tax.") For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or
b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

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INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

''IRA'' stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 (''Individual Retirement Arrangements
(IRAs)''). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively, in all Accumulator(R) Series contracts except Accumulator(R) Plus/SM/.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under ''Charges and expenses'' earlier in this Prospectus. We describe the method of calculating payments under ''Accessing your money'' earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

AXA Equitable has not applied for an opinion letter approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. AXA Equitable has received opinion letters from the IRS approving the respective forms of the Accumulator(R) Series Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional Inherited IRA and Inherited Roth IRA contracts.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in ''Your right to cancel within a certain number of days'' under ''Contract features and benefits'' earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   ''regular'' contributions out of earned income or compensation; or

..   tax-free ''rollover'' contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    (''direct transfers'').

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.


The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The ''maximum regular contribution amount'' for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


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If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional ''catch-up contributions'' of up to $1,000 to your traditional IRA.


SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of ''earned income'' to a traditional IRA for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, ''Individual Retirement Arrangements
(IRAs)'' which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2013 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 ''catch-up'' contributions ($6,500 for 2013). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See ''Withdrawals, payments and transfers of funds out of traditional IRAs'' later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:

   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

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..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than

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   traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


Certain distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older if made by December 31, 2013.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change.

If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs

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less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. See

                                TAX INFORMATION

"Substantially equal withdrawals" under "Accessing your money" earlier in the Prospectus. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.


REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

                                      77

                                TAX INFORMATION

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..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

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                                TAX INFORMATION

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You must keep your own records of regular and conversion contributions to all
Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax

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liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.

MANDATORY WITHHOLDING FROM TSA CONTRACTS AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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8. More information

--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a ''unit investment trust.'' The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8)to terminate transfers to any of the variable investment options and to limit the number of variable investment options you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as ''open-end management investment companies,'' more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or ''loads'' for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plans, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.

ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

Fixed maturity option rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current fixed maturity option rates can be obtained from your financial professional.


The rates to maturity for new allocations as of February 15, 2013 and the related price per $100 of maturity value were as shown below.



-------------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
 FEBRUARY 15TH
MATURITY DATE OF RATE TO MATURITY AS  PRICE PER $100 OF
 MATURITY YEAR   OF FEBRUARY 15, 2013  MATURITY VALUE
-------------------------------------------------------
      2014              3.00%/(1)/    $97.09
-------------------------------------------------------
      2015              3.00%/(1)/    $94.26
-------------------------------------------------------
      2016              3.00%/(1)/    $91.51
-------------------------------------------------------


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
-------------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
 FEBRUARY 15TH
MATURITY DATE OF RATE TO MATURITY AS  PRICE PER $100 OF
 MATURITY YEAR   OF FEBRUARY 15, 2013  MATURITY VALUE
-------------------------------------------------------
      2017              3.00%/(1)/    $88.84
-------------------------------------------------------
      2018              3.00%/(1)/    $86.25
-------------------------------------------------------
      2019              3.00%/(1)/    $83.74
-------------------------------------------------------
      2020              3.00%/(1)/    $81.30
-------------------------------------------------------
      2021              3.00%/(1)/    $78.93
-------------------------------------------------------
      2022              3.00%/(1)/    $76.63
-------------------------------------------------------
      2023                3.10%       $73.68
-------------------------------------------------------



(1)Since these rates to maturity are 3%, no amounts could have been allocated to these options.

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (positive or negative) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1)We determine the market adjusted amount on the date of the withdrawal as follows:

   (a)We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b)We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c)We determine the current rate to maturity for your fixed maturity option based on the rate for a new fixed maturity option issued on the same date and having the same maturity date as your fixed maturity option; if the same maturity date is not available for new fixed maturity options, we determine a rate that is between the rates for new fixed maturity option maturities that immediately precede and immediately follow your fixed maturity option's maturity date.

   (d)We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)We determine the fixed maturity amount as of the current date.

(3)We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. See Appendix III at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the ''current rate to maturity'' in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the ''current rate to maturity'' will be determined by using a widely published index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a ''non-unitized'' separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or

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obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.


The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a ''covered security'' under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under ''How you can make your contributions'' under ''Contract features and benefits'' earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or ''AIP,'' to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for QP, Inherited IRA beneficiary continuation (traditional IRA or Roth IRA) or Rollover TSA contracts. Please see Appendix VII later in this Prospectus to see if the automatic investment program is available in your state.

For NQ, Rollover IRA and Roth Conversion IRA contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. For Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount we will deduct is $50. Under the IRA contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the variable investment options, the guaranteed interest option and available fixed maturity options, but not the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

For contracts with the Guaranteed withdrawal benefit for life, AIP will be automatically terminated after the later of: (i) the end of the first contract year, or (ii) the date the first withdrawal is taken. For contracts with PGB, AIP will be automatically terminated at the end of the first six months.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our ''business day'' is generally any day the New York Stock Exchange (''NYSE'') is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency con-

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ditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the ''closing time'' for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Accumulator(R) Plus/SM /contracts only)
    allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions (and credits, for Accumulator(R) Plus/SM /contracts only)
    allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Contributions (and credits, for Accumulator(R) Plus/SM /contracts only)
    allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM /contract owners only. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they

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have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

If you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, a PGB, and/or the Guaranteed withdrawal benefit for life (collectively, the ''Benefit''), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the Benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

See Appendix VII later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see ''Beneficiary continuation option'' in ''Payment of death benefit'' earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

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In some cases, an assignment or change of ownership may have adverse tax consequences. See ''Tax information'' earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you purchased the GWBL on a Joint Life basis and subsequently get divorced, your ex-spouse will not be eligible to receive payments under the GWBL. We will divide the contract in accordance with the divorce decree and replace the original contract with two single life contracts. The GWBL benefit base will not be split.

If the division of the contract occurs before any withdrawal has been made, the GWBL charge under the new contracts will be on a single life basis. The Applicable percentage for your guaranteed annual withdrawal amount will be based on each respective individual's age at the time of the first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each contract) or the Applicable percentage. The Applicable percentage that was in effect at the time of the split of the contracts may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC (''AXA Advisors'') and AXA Distributors, LLC (''AXA Distributors'') (together, the ''Distributors''). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. (''FINRA''). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors (''Selling broker-dealers'').

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see ''Fee table'' and ''Charges and expenses'' earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors (''contribution-based compensation''). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold (''asset-based compensation''). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.


AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.


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AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expen allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.


DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing ''differential compensation.'' Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as ''overrides.'' For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.


The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together ''compensation'') to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-based compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.


ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. The Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as ''marketing allowances''). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as ''compensation enhancements''). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.

                               MORE INFORMATION

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2012) received additional payments. These additional payments ranged from $200 to $5,352,846. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Ash Brokerage Corporation
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corporation
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Farmers Financial Solutions
Financial Network Investment Corporation
First Allied Securities, Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Harvest Capital, LLC
ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
LPL Financial Corporation
Lucia Securities
Meridian Financial Group
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney
Multi-Financial Securities Corporation
National Planning Holdings, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James Financial Services
RBC Capital Markets Corporation
Robert W Baird & Company
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc
SunTrust Investments
The Advisor Group
Transamerica Financial Advisors, Inc.
Triad Advisors
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Wells Fargo Network

                               MORE INFORMATION

9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2012 (the ''Annual Report'') is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washing-ton, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the ''Registration Statement''). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 (''Exchange Act''), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.


Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.



-----------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------------------
                                           2012     2011     2010     2009     2008    2007    2006
-----------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  12.62 $  11.20 $  12.27 $  10.99 $   8.75 $ 14.58 $ 13.91
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     50,003   53,670   56,888   58,442   49,051  25,941   4,973
-----------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  12.52 $  12.13 $  12.06 $  11.39 $  10.51 $ 11.97 $ 11.46
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     29,364   27,990   27,081   27,962   16,158   4,306     590
-----------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  12.67 $  11.96 $  12.20 $  11.34 $  10.04 $ 12.62 $ 12.12
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     24,316   25,466   27,334   27,256   17,697   6,473   1,414
-----------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  12.82 $  11.94 $  12.39 $  11.42 $   9.89 $ 13.27 $ 12.65
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    111,818  118,023  126,015  127,613   84,689  37,645   8,363
-----------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  13.55 $  12.31 $  13.12 $  11.92 $   9.90 $ 14.71 $ 14.01
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    147,400  159,713  169,708  175,685  141,905  75,948  17,150
-----------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------
   Unit value                            $  17.72 $  15.53 $  15.84 $  12.04 $   8.99 $ 16.46 $ 14.29
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,306    3,319    3,127    2,475    2,070   1,013     213
-----------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-----------------------------------------------------------------------------------------------------
   Unit value                            $  10.25 $   8.89 $   9.96 $   8.12 $   6.42 $  9.76 $ 10.82
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,707    3,890    3,834    3,612    2,521   1,033     123
-----------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-----------------------------------------------------------------------------------------------------
   Unit value                            $  13.78 $  12.29 $  12.85 $  11.59 $   9.02 $ 14.40 $ 14.42
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      9,292    9,486    8,518    7,088    3,987   1,992     385
-----------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-----------------------------------------------------------------------------------------------------
   Unit value                            $   2.72 $   2.34 $   2.38 $   2.09 $   1.90 $  2.84 $  2.77
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     16,909   15,306   13,840   12,019    8,373   3,300     989
-----------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)




-----------------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006
-----------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-----------------------------------------------------------------------------------------------
   Unit value                            $ 11.69 $ 10.14 $ 10.25 $  9.23 $  7.14 $ 13.22 $11.94
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       596     595     731     723     594     324    101
-----------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-----------------------------------------------------------------------------------------------
   Unit value                            $ 14.30 $ 12.34 $ 12.02 $ 10.52 $  8.11 $ 13.61 $13.57
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,211   3,141   3,105   3,080   2,728   2,267    276
-----------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 12.68 $ 11.11 $ 11.20 $  9.79 $  7.73 $ 13.94 $13.65
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,761   6,092   6,298   6,300   3,919   2,328    869
-----------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 11.05 $ 10.85 $ 10.49 $ 10.05 $  9.91 $ 11.03 $10.84
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,514  10,017  10,201   9,215   3,840   3,598  1,106
-----------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-----------------------------------------------------------------------------------------------
   Unit value                            $ 10.01 $  9.06 $  9.63 $  8.73 $  6.67 $ 11.11 $10.85
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,086   7,529   8,228   8,363   7,157   3,823    406
-----------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 13.98 $ 12.29 $ 12.27 $ 10.87 $  8.75 $ 14.14 $13.65
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,443   9,406   9,058   8,430   4,505   2,496    553
-----------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 13.51 $ 11.98 $ 12.94 $ 11.38 $  9.02 $ 15.30 $13.60
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,557   9,338  10,227  11,370  10,424   5,402  1,416
-----------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-----------------------------------------------------------------------------------------------
   Unit value                            $ 10.85 $  9.89 $ 10.01 $  9.11 $  7.07 $ 10.51 $10.43
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,124   8,799   9,074   9,627   8,899   7,144    828
-----------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-----------------------------------------------------------------------------------------------
   Unit value                            $  8.75 $  7.73 $  8.19 $  7.52 $  5.93 $  9.52     --
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    44,245  47,962  51,107  53,600  48,476  21,512     --
-----------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 12.84 $ 12.36 $ 12.36 $ 11.42 $  9.92 $ 11.67 $11.43
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,496   2,756   2,379   2,024   1,668   1,148    231
-----------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-----------------------------------------------------------------------------------------------
   Unit value                            $ 64.35 $ 55.32 $ 58.08 $ 44.36 $ 31.77 $ 46.43 $43.04
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,397   2,477   2,518   2,346   1,862     981    156
-----------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 12.57 $ 12.28 $ 11.92 $ 11.36 $ 11.29 $ 10.74 $ 9.95
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,539   5,806   5,692   5,026   4,266   1,405    316
-----------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------------------------------------------------------------------------
   Unit value                            $ 23.82 $ 20.63 $ 23.84 $ 21.67 $ 14.63 $ 34.76 $24.80
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,796   6,176   6,593   6,856   5,722   2,799    625
-----------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

------------------------------------------------------------------------------------------
                                                 FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------
                                          2012    2011   2010   2009   2008   2007   2006
------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------
   Unit value                            $ 11.38 $11.42 $10.99 $10.68 $11.07 $10.83 $10.27
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,806  5,722  4,344  4,131  2,411    353     63
------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 14.28 $12.44 $15.18 $14.08 $10.54 $19.36 $17.03
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,469  5,782  5,762  5,399  3,339  1,892    625
------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------
   Unit value                            $ 12.54 $10.93 $12.61 $12.14 $ 9.68 $19.90 $18.04
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,533  6,997  7,476  7,762  7,019  4,042    800
------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 14.25 $12.29 $14.85 $14.19 $11.04 $19.62 $18.04
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,356  4,719  4,897  4,627  3,778  2,421    590
------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------
   Unit value                            $ 13.12 $11.45 $12.24 $11.05 $ 8.46 $14.23 $14.59
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,604  1,715  1,627  1,315    893    648    104
------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 13.09 $11.53 $12.20 $10.82 $ 8.67 $14.03 $13.69
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       688    704    636    588    365    162     37
------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------
   Unit value                            $ 15.33 $13.54 $13.40 $11.71 $ 8.71 $13.84 $12.31
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,095  2,019  1,820  1,648  1,472    881    180
------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 14.51 $12.93 $13.60 $12.04 $ 9.04 $14.83 $13.00
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,339  4,629  1,994  1,863  1,333    747     58
------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------
   Unit value                            $  6.71 $ 5.83 $ 5.92 $ 5.24 $ 4.45 $10.42 $11.22
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,475  7,147  3,116  2,573  1,673  1,065    314
------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 11.37 $ 9.94 $10.61 $ 9.54 $ 8.03 $14.35 $15.23
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,186  4,541  4,942  5,376  5,760  5,014  1,142
------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------
   Unit value                            $ 12.62 $11.08 $12.27 $10.91 $ 8.81 $12.92 $11.83
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,932  3,229  2,940  2,462  1,142    524     92
------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------
   Unit value                            $  6.85 $ 5.80 $ 6.58 $ 5.80 $ 4.28 $ 7.26 $ 6.33
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,153  9,722  8,917  7,396  5,559  3,231    363
------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------
   Unit value                            $ 14.87 $12.87 $13.36 $10.76 $ 8.00 $15.98 $14.99
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,124  5,047  5,233  5,325  3,947  2,442    587
------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)

---------------------------------------------------------------------------------------------
                                                   FOR THE YEARS ENDED DECEMBER 31,
                                         ----------------------------------------------------
                                          2012    2011    2010    2009    2008   2007   2006
---------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
---------------------------------------------------------------------------------------------
   Unit value                            $ 15.36 $ 13.12 $ 14.68 $ 12.15 $ 9.06 $15.19 $15.64
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,944   7,540   8,296   9,184  1,612  1,507    506
---------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
---------------------------------------------------------------------------------------------
   Unit value                            $ 10.12 $ 10.26 $ 10.39 $ 10.53 $10.67 $10.58 $10.24
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,061   5,652   5,496   8,093  6,707  1,895    702
---------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
---------------------------------------------------------------------------------------------
   Unit value                            $  2.41 $  2.17 $  2.13 $  2.00 $ 1.56 $ 2.36 $ 1.98
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,495   9,729   9,473   9,924  9,857  2,099    449
---------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
---------------------------------------------------------------------------------------------
   Unit value                            $ 16.59 $ 15.46 $ 16.97 $ 13.00 $ 8.38 $16.12 $13.35
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,514   5,727   5,277   4,560  3,390  1,545    298
---------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
---------------------------------------------------------------------------------------------
   Unit value                            $  9.52 $  8.45 $  8.96 $  8.11 $ 6.57 $10.75 $10.71
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,269   4,724   5,245   5,808  5,798  5,018    666
---------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
---------------------------------------------------------------------------------------------
   Unit value                            $ 11.28 $  9.50 $ 10.53 $  9.26 $ 6.77 $11.58 $11.10
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,026   5,123   4,348   3,449  2,631  1,541    158
---------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
---------------------------------------------------------------------------------------------
   Unit value                            $  9.37 $  9.36 $  9.50 $  9.54 $ 8.95 $ 9.45 $ 8.59
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,752  16,930  17,862  18,851  9,821  3,197    841
---------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
---------------------------------------------------------------------------------------------
   Unit value                            $ 11.34 $ 11.20 $ 11.21 $ 10.69 $10.21 $11.07 $10.73
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,910   6,495   5,967   4,912  1,880  1,453    364
---------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
---------------------------------------------------------------------------------------------
   Unit value                            $ 15.63 $ 13.70 $ 14.46 $ 11.64 $ 9.35 $14.39 $14.85
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,556   4,801   5,026   4,873  2,215  1,354    370
---------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
---------------------------------------------------------------------------------------------
   Unit value                            $  7.07 $  6.02 $  6.22 $  5.42 $ 3.85 $ 6.75 $ 6.37
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,236  10,315   9,277   7,194  2,900  1,437    154
---------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
---------------------------------------------------------------------------------------------
   Unit value                            $  9.23 $  7.84 $  8.66 $  8.13 $ 6.33 $10.84 $10.76
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,757   4,890   5,019   5,026  4,870  4,461    526
---------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
---------------------------------------------------------------------------------------------
   Unit value                            $  2.27 $  2.04 $  2.13 $  1.90 $ 1.46 $ 2.46 $ 2.47
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,858   5,726   5,355   4,312  2,891  2,349    473
---------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
---------------------------------------------------------------------------------------------
   Unit value                            $ 11.64 $  9.96 $ 10.30 $  9.06 $ 7.15 $11.48 $11.93
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,044   2,990   2,995   2,994  2,784  2,074    664
---------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)

--------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------
                                          2012    2011    2010    2009   2008   2007   2006
--------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------
   Unit value                            $ 16.80 $ 14.13 $ 15.21 $13.14 $ 9.49 $13.28 $12.09
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,970   5,492   3,985  2,913    807    550     81
--------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------
   Unit value                            $ 12.30 $ 10.91 $ 11.79 $10.16 $ 7.50 $14.25 $12.96
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,523   3,713   4,150  2,900    529    238     94
--------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------
   Unit value                            $ 13.90 $ 13.35 $ 12.78 $12.20 $11.41 $11.28 $10.76
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    16,972  13,376  11,264  8,726  2,680  1,109    333
--------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------
   Unit value                            $ 13.56 $ 11.67 $ 14.41 $13.65 $10.65 $20.44 $18.42
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,570   3,762   3,852  3,873  2,606  1,524    386
--------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------
   Unit value                            $ 12.45 $ 11.01 $ 12.04 $10.94 $ 8.36 $14.02 $13.53
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       941     992     928    759    507    349     62
--------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------
   Unit value                            $ 14.16 $ 12.41 $ 13.31 $11.92 $ 9.83 $15.92 $15.57
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,656   2,985   3,101  3,180  2,483  1,212    264
--------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------
   Unit value                            $ 15.01 $ 13.17 $ 14.49 $11.57 $ 8.27 $14.84 $13.44
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,105   2,147   2,136  1,900  1,229    725    212
--------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------
   Unit value                            $ 15.94 $ 14.07 $ 16.45 $13.34 $ 9.36 $14.81 $15.00
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,825   2,972   2,689  2,341  1,300    778    224
--------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------
   Unit value                            $ 11.74 $ 11.29 $ 10.89 $10.34 $ 9.56 $12.66 $12.44
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,228   3,669   3,634  3,205  2,102  1,768    448
--------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------
   Unit value                            $  4.55 $  4.14 $  4.98 $ 3.95 $ 2.98 $ 5.21 $ 5.09
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,860   7,121   7,726  7,492  4,840  3,439    574
--------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------
   Unit value                            $ 12.93 $ 11.22 $ 12.49 $10.17 $ 8.15 $13.29 $14.93
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,469   1,461   1,478  1,415    910    704    327
--------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------
   Unit value                            $ 14.47 $ 12.92 $ 13.76 $11.84 $ 7.57 $14.50 $12.42
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,481   3,374   3,303  3,012  1,902    986    112
--------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.




-------------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                             ----------------------------------------------------------------------------
                                              2012    2011    2010    2009    2008    2007    2006    2005   2004   2003
-------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 12.77 $ 11.38 $ 12.51 $ 11.26 $  9.00 $ 15.05 $ 14.43 $12.45 $11.72 $10.66
-------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       5,804   6,354   7,808   8,367   8,484   6,377   3,109  1,519    656     32
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 12.06 $ 11.73 $ 11.71 $ 11.11 $ 10.29 $ 11.76 $ 11.31 $10.82 $10.74 $10.30
-------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       6,559   7,073   6,707   7,276   5,824   2,454   1,800  1,000    281      1
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 12.20 $ 11.56 $ 11.85 $ 11.05 $  9.82 $ 12.40 $ 11.96 $11.19 $11.02 $10.41
-------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       4,368   4,888   4,498   4,925   4,505   2,753   3,022  2,176    414     84
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 45.70 $ 42.73 $ 44.54 $ 41.22 $ 35.84 $ 48.27 $ 46.21 $42.61 $41.36 $38.70
-------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       3,732   3,918   4,434   4,527   4,019   3,098   2,325  1,725    893    383
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 13.05 $ 11.90 $ 12.74 $ 11.62 $  9.69 $ 14.45 $ 13.82 $12.28 $11.71 $10.66
-------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      20,839  22,803  24,916  27,631  27,177  23,506  14,705  6,917  2,788     46
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 21.24 $ 18.69 $ 19.14 $ 14.61 $ 10.96 $ 20.14 $ 17.56 $16.39 $14.95 $13.34
-------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                         427     418     455     346     421     443     462    372    312    478
-------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------
   Unit value                                $  9.99 $  8.70 $  9.79 $  8.01 $  6.36 $  9.71 $ 10.81     --     --     --
-------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                         281     379     382     380     377     421      38     --     --     --
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 21.80 $ 19.51 $ 20.49 $ 18.56 $ 14.49 $ 23.24 $ 23.37 $19.66 $19.43 $17.87
-------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                         833     960     954     880     834     842     856    849    802    502
-------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

----------------------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEARS ENDING DECEMBER 31,
                                             -------------------------------------------------------------------------------
                                              2012    2011    2010    2009    2008    2007    2006    2005    2004    2003
----------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $  6.31 $  5.46 $  5.57 $  4.90 $  4.47 $  6.71 $  6.59 $  5.78 $  5.54      --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       1,840     634     806     611     730     571     504     326      15      --
----------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $  8.41 $  7.33 $  7.44 $  6.72 $  5.23 $  9.71 $  8.81 $  8.51 $  7.96 $  7.82
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                         127     122     129     265     286     373     353     314     204     249
----------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 13.09 $ 11.34 $ 11.09 $  9.74 $  7.54 $ 12.71 $ 12.72 $ 11.55 $ 11.08 $ 10.16
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       1,683   1,901   2,012   2,196   2,528   3,063   1,393   1,585   1,200     776
----------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $217.02 $191.00 $193.27 $169.68 $134.51 $243.48 $239.38 $219.99 $214.55 $191.26
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                          41      45      55      60      63      65      73      73      64      29
----------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 13.81 $ 13.62 $ 13.22 $ 12.71 $ 12.59 $ 14.07 $ 13.88 $ 13.57 $ 13.50 $ 13.20
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       1,402   1,354   1,424   1,504   1,216   1,473   1,477   1,527   1,343   1,175
----------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $  9.75 $  8.87 $  9.46 $  8.61 $  6.60 $ 11.05 $ 10.84      --      --      --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       1,436   1,593   1,664   1,601   1,517   1,189     216      --      --      --
----------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 28.62 $ 25.27 $ 25.32 $ 22.52 $ 18.20 $ 29.54 $ 28.64 $ 25.31 $ 24.66 $ 22.76
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       1,509   1,194   1,278   1,432   1,308   1,547   1,418   1,604   1,386   1,074
----------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 15.64 $ 13.93 $ 15.10 $ 13.33 $ 10.61 $ 18.08 $ 16.13 $ 15.01 $ 13.79 $ 12.69
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       1,703   1,904   2,210   2,904   3,228   3,346   2,714   2,354   1,938   1,510
----------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 10.58 $  9.68 $  9.83 $  8.99 $  7.01 $ 10.45 $ 10.42      --      --      --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       2,157   1,654   1,643   1,908   1,649   1,574     368      --      --      --
----------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $  8.55 $  7.58 $  8.07 $  7.44 $  5.89 $  9.49      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       3,946   4,136   4,481   4,971   5,195   2,805      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)

------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.67 $12.25 $12.30 $11.41 $ 9.95 $11.75 $11.56 $10.48     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        442    561    286    248    305    337    193     77     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $37.58 $32.44 $34.20 $26.23 $18.86 $27.67 $25.76 $22.05 $21.50     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        609    624    678    666    610    618    233     79      9     --
------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.21 $11.97 $11.67 $11.16 $11.14 $10.64 $ 9.90 $ 9.74     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,193  1,389  1,235  1,037  1,063    476    185      8     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $17.09 $14.86 $17.25 $15.74 $10.67 $25.45 $18.23 $13.53 $10.37 $ 8.53
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,036  1,149  1,440  1,600  1,528  1,726  1,239    755    609    457
------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $19.38 $19.52 $18.86 $18.41 $19.16 $18.82 $17.92 $17.67 $17.76 $17.72
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        470    458    948    875    948    404    376    481    416    458
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.57 $10.12 $12.39 $11.54 $ 8.68 $16.01 $14.13 $12.06 $10.47 $ 9.38
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,808  2,069  2,230  2,278  2,341  2,289  3,208  2,337  1,926  1,026
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.98 $10.48 $12.15 $11.74 $ 9.40 $19.41 $17.67 $14.55 $12.84 $11.05
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,245  1,332  1,511  1,714  1,924  2,236  1,508  1,037    649    530
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $17.06 $14.77 $17.93 $17.19 $13.43 $23.97 $22.13 $17.91 $16.44 $13.75
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        751    843    914    984  1,000  1,136  1,052    782    522    441
------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
   Unit value                                $13.62 $11.94 $12.82 $11.61 $ 8.93 $15.08 $15.53 $13.12 $12.84 $11.78
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        230    247    256    275    280    288    351    347    370    307
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.60 $ 8.49 $ 9.02 $ 8.03 $ 6.46 $10.50 $10.28 $ 9.26 $ 8.79 $ 8.03
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        277    284    330    367    389    458    510    603    610    598
------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)

------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 8.27 $ 7.33 $ 7.29 $ 6.39 $ 4.78 $ 7.62 $ 6.80 $ 6.96 $ 6.16 $ 5.78
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        955    864    906  1,047  1,004  1,050  1,042  1,055    981    856
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.89 $14.21 $15.00 $13.34 $10.06 $16.57 $14.58 $13.76 $12.84 $11.60
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        924  1,071    204    249    298    492    192    184    149     93
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 6.51 $ 5.68 $ 5.80 $ 5.15 $ 4.39 $10.32 $11.17 $10.63     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,321  1,412    832    868    847    809    532    144     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.66 $11.12 $11.91 $10.76 $ 9.09 $16.31 $17.38 $14.57 $14.06 $12.60
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,671  1,875  2,059  2,313  2,668  3,123  2,507  2,363  2,169  1,481
------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.15 $10.71 $11.91 $10.63 $ 8.62 $12.70 $11.67 $10.54     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        414    517    473    455    425    442    196     84     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.96 $12.71 $14.48 $12.82 $ 9.50 $16.18 $14.17 $11.47     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,165  1,217  1,214    777    796    665    269     56     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.17 $10.57 $11.02 $ 8.92 $ 6.66 $13.35 $12.57 $11.47 $10.97 $ 9.62
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,423  1,481  1,672  1,781  1,863  2,166  1,890  1,556  1,391    883
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $16.26 $13.95 $15.67 $13.01 $ 9.74 $16.40 $16.96 $15.34 $14.02 $12.10
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,445  1,617  1,830  2,158    902  1,069  1,156  1,107  1,007    636
------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------
   Unit value                                $25.91 $26.36 $26.82 $27.28 $27.75 $27.65 $26.86 $26.15 $25.92 $26.17
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        514    623    729  1,227  1,943  1,051  1,102    845    349    434
------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 5.67 $ 5.13 $ 5.07 $ 4.77 $ 3.74 $ 5.66 $ 4.77 $ 4.49 $ 4.34     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        617    816    964  1,099  1,560    657     83     72     22     --
------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)

------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $16.09 $15.05 $16.59 $12.75 $ 8.26 $15.95 $13.26 $12.34     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        870    927    889    885    695    782    297    179     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.28 $ 8.27 $ 8.80 $ 8.00 $ 6.50 $10.69 $10.70     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        898  1,002  1,238  1,402  1,644  1,727    258     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.00 $ 9.30 $10.35 $ 9.14 $ 6.71 $11.51 $11.08     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,214  1,216  1,073    860    786    674     83     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.41 $10.44 $10.64 $10.73 $10.11 $10.72 $ 9.78 $ 9.91     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,316  5,586  3,294  3,673  2,525  1,235    730    286     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $16.13 $15.98 $16.06 $15.38 $14.75 $16.06 $15.63 $15.31 $15.27 $14.97
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        765    816    941  1,133    502    626    590    573    555    512
------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $17.05 $15.01 $15.91 $12.86 $10.37 $16.02 $16.60 $14.35 $14.00 $12.10
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        733    734    850  1,024    720    713    744    596    575    449
------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                                $16.74 $14.32 $14.85 $12.98 $ 9.26 $16.30 $15.46 $16.39 $16.03     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        676    571    606    610    421    401     47     41      6     --
------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.00 $ 7.67 $ 8.51 $ 8.02 $ 6.27 $10.78 $10.75     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        634    657    694    735    848    853    178     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 5.46 $ 4.92 $ 5.15 $ 4.63 $ 3.56 $ 6.04 $ 6.07 $ 5.41 $ 5.05     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        212    186    161    166    153     89    104     69     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.29 $ 9.70 $10.07 $ 8.89 $ 7.04 $11.36 $11.85 $10.40     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        452    581    587    490    545    539    602    296     --     --
------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)

------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.76 $ 9.94 $10.74 $ 9.31 $ 6.75 $ 9.49 $ 8.67 $ 8.33 $ 8.15 $ 7.75
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,807  1,264    957    537    353    249    215    280    377    218
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $51.27 $45.67 $49.57 $42.88 $31.77 $60.62 $55.37 $53.59 $50.38 $45.72
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        179    206    250    144     53     56     47     25     28     10
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.25 $13.74 $13.21 $12.66 $11.89 $11.80 $11.30 $11.08 $11.07 $10.84
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,885  2,442  3,414  3,238  3,511  1,494  2,030  1,611  1,424  1,202
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.95 $10.33 $12.81 $12.18 $ 9.54 $18.39 $16.64 $13.51 $11.90 $10.27
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        636    719    842    967    951  1,047  1,030    783    806    360
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.88 $ 9.67 $10.61 $ 9.68 $ 7.43 $12.50 $12.11 $10.85 $10.34 $ 9.59
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        327    380    416    452    447    473    453    353    272    238
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.52 $11.02 $11.87 $10.67 $ 8.83 $14.37 $14.10 $12.02 $11.42 $10.15
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        677    773    753    860    921  1,210  1,363  1,238  1,242    726
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.70 $10.31 $11.39 $ 9.13 $ 6.55 $11.81 $10.74 $ 9.96 $ 9.35 $ 8.52
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,046    736    783    810    813    934  1,035  1,075  1,055    731
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.19 $12.57 $14.76 $12.02 $ 8.47 $13.46 $13.68 $12.13 $11.49 $10.15
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        641    726    760    803    727    805  1,010    876  1,011    560
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $27.87 $26.92 $26.06 $24.86 $23.07 $30.68 $30.26 $28.00 $27.64 $25.87
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        635    628    641    663    523    526    758    755    771    557
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 7.46 $ 6.81 $ 8.22 $ 6.55 $ 4.95 $ 8.71 $ 8.54 $ 7.89 $ 7.46     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        579    584    746    786    687    788    475    242     59     --
------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)

------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $16.10 $14.03 $15.68 $12.81 $10.31 $16.88 $19.05 $16.69 $16.22 $14.09
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        475    494    612    586    666    748  1,201    991    884    641
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.83 $10.61 $11.34 $ 9.80 $ 6.29 $12.10 $10.41 $ 9.87 $ 9.02 $ 8.74
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        572    579    705    766    462    597    350    311    306     98
------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)

Appendix II: Purchase considerations for QP contracts(1)

--------------------------------------------------------------------------------


This information is provided for historical purposes only. The contracts are no longer available to new purchasers.

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A ''designated Roth contribution account'' is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 (70, under Accumulator(R) Plus/SM/ contracts), or if later, the first contract date anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges;
(2) market value adjustments; or (3) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges, market value adjustments or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.


All payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit prior to the contract conversion.


AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 6 1/2% (or 6%, as applicable) of the Guaranteed minimum income benefit Roll-Up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and


..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust and may not be rollover eligible.


Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.
-------------
(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts owners only.

             APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2013 to a fixed maturity option with a maturity date of February 15, 2021 (eight years later) at a hypothetical rate to maturity of 7.00% (''h'' in the calculations below), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000, including any applicable withdrawal charge, is made four years later on February 15, 2017(a) . Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.



--------------------------------------------------------------------------------------------------------------------
                                                                             HYPOTHETICAL ASSUMED RATE TO MATURITY
                                                                             (''J'' IN THE CALCULATIONS BELOW)
                                                                             FEBRUARY 15, 2017

                                                                             ---------------------------------------
                                                                              5.00%               9.00%

--------------------------------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2017 BEFORE WITHDRAWAL
(1) Market adjusted amount/(b)/                                              $141,389           $121,737
--------------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount/(c)/                                               $131,104           $131,104
--------------------------------------------------------------------------------------------------------------------
(3) Market value adjustment: (1) - (2)                                       $ 10,285           $ (9,367)
--------------------------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2017 AFTER $50,000 WITHDRAWAL
(4) Portion of market value adjustment associated with the withdrawal:
  (3) x [$50,000/(1)]                                                        $  3,637           $ (3,847)
--------------------------------------------------------------------------------------------------------------------
(5) Portion of fixed maturity associated with the withdrawal: $50,000 - (4)  $ 46,363           $ 53,847
--------------------------------------------------------------------------------------------------------------------
(6) Market adjusted amount: (1) - $50,000                                    $ 91,389           $ 71,737
--------------------------------------------------------------------------------------------------------------------
(7) Fixed maturity amount: (2) - (5)                                         $ 84,741           $ 77,257
--------------------------------------------------------------------------------------------------------------------
(8) Maturity value/(d)/                                                      $111,099           $101,287
--------------------------------------------------------------------------------------------------------------------

You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

(a)Number of days from the withdrawal date to the maturity date = D = 1,461

(b)Market adjusted amount is based on the following calculation:

Maturity value        =               $171,882               where j is either 5% or 9%
----------------------          -----------------------------
(1+j)/(D/365)/                   (1+j)/(1,461/365)/

(c)Fixed maturity amount is based on the following calculation:
Maturity value        =               $171,882
----------------------          -----------------------------
(1+h)/(D/365)/                  (1+0.07)/(1,461/365)/

(d)Maturity value is based on the following calculation:

   Fixed maturity amount x (1+h)/(D/365) /= ($84,741 or $77,257) x (1+0.07)/(1,461/365)/

                                     III-1

                 APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE

Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                                                          GWBL ENHANCED
    END OF                        6 1/2% ROLL-UP TO AGE 85 6% ROLL-UP TO AGE 85 ANNUAL RATCHET TO AGE 85  DEATH BENEFIT
CONTRACT YEAR    ACCOUNT VALUE          BENEFIT BASE           BENEFIT BASE           BENEFIT BASE             BASE
--------------------------------------------------------------------------------------------------------------------------
      1             $105,000           $106,500/(4)/          $106,000/(6)/          $105,000/(1)/        $105,000/(7)/
--------------------------------------------------------------------------------------------------------------------------
      2             $115,500           $113,423/(3)/          $112,360/(5)/          $115,500/(1)/        $115,500/(7)/
--------------------------------------------------------------------------------------------------------------------------
      3             $129,360           $120,795/(3)/          $119,102/(5)/          $129,360/(1)/        $129,360/(7)/
--------------------------------------------------------------------------------------------------------------------------
      4             $103,488           $128,647/(3)/          $126,248/(5)/          $129,360/(2)/        $135,828/(8)/
--------------------------------------------------------------------------------------------------------------------------
      5             $113,837           $137,009/(4)/          $133,823/(6)/          $129,360/(2)/        $142,296/(8)/
--------------------------------------------------------------------------------------------------------------------------
      6             $127,497           $145,914/(4)/          $141,852/(6)/          $129,360/(2)/        $148,764/(8)/
--------------------------------------------------------------------------------------------------------------------------
      7             $127,497           $155,399/(4)/          $150,363/(6)/          $129,360/(2)/        $155,232/(8)/
--------------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6 1/2% Roll-Up to age 85.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(7)At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(8)At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

                  APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

The following illustrates the enhanced death benefit calculation for Accumulator(R) Plus/SM/ contacts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                            6% ROLL-UP TO                              GWBL ENHANCED
    END OF                        6 1/2% ROLL-UP TO AGE 85  AGE 85 BENEFIT   ANNUAL RATCHET TO AGE 85  DEATH BENEFIT
CONTRACT YEAR    ACCOUNT VALUE         DEATH BENEFIT             BASE              BENEFIT BASE             BASE
-----------------------------------------------------------------------------------------------------------------------
      1             $109,200           $106,500/(3)/        $106,000/(5)/         $109,200/(1)/        $109,200/(7)/
-----------------------------------------------------------------------------------------------------------------------
      2             $120,120           $113,423/(3)/        $112,360/(5)/         $120,120/(1)/        $120,120/(7)/
-----------------------------------------------------------------------------------------------------------------------
      3             $134,534           $120,795/(3)/        $119,102/(5)/         $134,534/(1)/        $134,534/(7)/
-----------------------------------------------------------------------------------------------------------------------
      4             $107,628           $128,647/(3)/        $126,248/(5)/         $134,534/(2)/        $141,261/(8)/
-----------------------------------------------------------------------------------------------------------------------
      5             $118,390           $137,009/(4)/        $133,823/(5)/         $134,534/(2)/        $147,988/(8)/
-----------------------------------------------------------------------------------------------------------------------
      6             $132,597           $145,914/(4)/        $141,852/(6)/         $134,534/(2)/        $154,715/(8)/
-----------------------------------------------------------------------------------------------------------------------
      7             $132,597           $155,399/(4)/        $150,363/(6)/         $134,534/(2)/        $161,441/(8)/
-----------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 1 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 5 through 7, the enhanced death benefit will be based on the 6 1/2% Roll-Up to age 85.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)At the end of contract years 6 and 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(7)At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(8)At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

                  APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the ''Greater of 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85'' enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.35)% and 3.65% for Accumulator(R) contracts; (2.6)% and 3.4% for Accumulator(R) Plus/SM /contracts; (2.7)% and 3.3% for Accumulator(R) Elite/SM/ contracts; and (2.75)% and 3.25% for Accumulator(R) Select/SM/ contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the ''Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85'' enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under ''Lifetime annual guaranteed minimum income benefit'' reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An ''N/A'' in these columns indicates that the benefit is not exercisable in that year. A ''0'' under any of the death benefit and/or ''Lifetime annual guaranteed minimum income benefit'' columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.56%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.24% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in ''Fee table'' earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


--------------------------------------------------------------------------------------------------------------------------------

                                            GREATER OF 6 1/2% ROLL-UP
                                             TO AGE 85 OR                                 LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET            TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED      WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT     ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
--------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%           6%           0%        6%        0%        6%       0%        6%
--------------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000      100,000      100,000   100,000      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
61      1     95,604 101,583 88,604  94,583 106,500      106,500      109,100   109,100      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
62      2     91,216 103,108 84,216  96,108 113,423      113,423      118,792   118,792      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
63      3     86,828 104,564 80,828  98,564 120,795      120,795      129,113   129,113      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
64      4     82,432 105,943 76,432  99,943 128,647      128,647      140,105   140,105      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
65      5     78,021 107,234 73,021 102,234 137,009      137,009      151,812   151,812      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
66      6     73,587 108,424 70,587 105,424 145,914      145,914      164,280   164,280      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
67      7     69,119 109,502 68,119 108,502 155,399      155,399      177,558   177,558      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
68      8     64,611 110,454 64,611 110,454 165,500      165,500      191,699   191,699      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
69      9     60,052 111,264 60,052 111,264 176,257      176,257      206,760   206,760      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
70     10     55,432 111,918 55,432 111,918 187,714      187,714      222,799   222,799   10,287    10,287   10,287    10,287
--------------------------------------------------------------------------------------------------------------------------------
75     15     30,930 112,193 30,930 112,193 257,184      257,184      320,058   320,058   15,714    15,714   15,714    15,714
--------------------------------------------------------------------------------------------------------------------------------
80     20      3,118 105,347  3,118 105,347 352,365      352,365      453,310   453,310   24,172    24,172   24,172    24,172
--------------------------------------------------------------------------------------------------------------------------------
85     25          0  87,478      0  87,478       0      482,770            0   583,716        0    40,263        0    40,263
--------------------------------------------------------------------------------------------------------------------------------
90     30          0  82,210      0  82,210       0      482,770            0   583,716      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
95     35          0  76,017      0  76,017       0      482,770            0   583,716      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6 1/2% ROLL-UP TO AGE 85 AND ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


--------------------------------------------------------------------------------------------------------------------------------

                                            GREATER OF 6 1/2% ROLL-UP
                                             TO AGE 85 OR                                 LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET            TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED      WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT     ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
--------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%           6%           0%        6%        0%        6%       0%        6%
--------------------------------------------------------------------------------------------------------------------------------
60      0    104,000 104,000 96,000  96,000 100,000      100,000      100,000   100,000      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
61      1     99,237 105,456 91,237  97,456 106,500      106,500      109,100   109,100      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
62      2     94,504 106,845 86,504  98,845 113,423      113,423      118,792   118,792      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
63      3     89,792 108,158 82,792 101,158 120,795      120,795      129,113   129,113      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
64      4     85,093 109,386 78,093 102,386 128,647      128,647      140,105   140,105      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
65      5     80,399 110,517 74,399 104,517 137,009      137,009      151,812   151,812      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
66      6     75,699 111,540 70,699 106,540 145,914      145,914      164,280   164,280      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
67      7     70,987 112,442 66,987 108,442 155,399      155,399      177,558   177,558      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
68      8     66,251 113,210 63,251 110,210 165,500      165,500      191,699   191,699      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
69      9     61,483 113,829 61,483 113,829 176,257      176,257      206,760   206,760      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
70     10     56,671 114,284 56,671 114,284 187,714      187,714      222,799   222,799   10,287    10,287   10,287    10,287
--------------------------------------------------------------------------------------------------------------------------------
75     15     31,490 113,452 31,490 113,452 257,184      257,184      320,058   320,058   15,714    15,714   15,714    15,714
--------------------------------------------------------------------------------------------------------------------------------
80     20      3,368 105,350  3,368 105,350 352,365      352,365      453,310   453,310   24,172    24,172   24,172    24,172
--------------------------------------------------------------------------------------------------------------------------------
85     25          0  86,165      0  86,165       0      482,770            0   583,716        0    40,263        0    40,263
--------------------------------------------------------------------------------------------------------------------------------
90     30          0  79,553      0  79,553       0      482,770            0   583,716      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
95     35          0  71,875      0  71,875       0      482,770            0   583,716      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6 1/2% ROLL-UP OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


--------------------------------------------------------------------------------------------------------------------------------

                                            GREATER OF 6 1/2% ROLL-UP
                                             TO AGE 85 OR                                 LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET            TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED      WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT     ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
--------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%           6%           0%        6%        0%        6%       0%        6%
--------------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000  92,000 100,000      100,000      100,000   100,000      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
61      1     95,255 101,234 87,255  93,234 106,500      106,500      109,100   109,100      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
62      2     90,544 102,394 83,544  95,394 113,423      113,423      118,792   118,792      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
63      3     85,859 103,471 79,859  97,471 120,795      120,795      129,113   129,113      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
64      4     81,190 104,453 76,190  99,453 128,647      128,647      140,105   140,105      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
65      5     76,529 105,330 76,529 105,330 137,009      137,009      151,812   151,812      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
66      6     71,867 106,090 71,867 106,090 145,914      145,914      164,280   164,280      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
67      7     67,196 106,721 67,196 106,721 155,399      155,399      177,558   177,558      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
68      8     62,505 107,209 62,505 107,209 165,500      165,500      191,699   191,699      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
69      9     57,784 107,539 57,784 107,539 176,257      176,257      206,760   206,760      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
70     10     53,024 107,696 53,024 107,696 187,714      187,714      222,799   222,799   10,287    10,287   10,287    10,287
--------------------------------------------------------------------------------------------------------------------------------
75     15     28,119 105,233 28,119 105,233 257,184      257,184      320,058   320,058   15,714    15,714   15,714    15,714
--------------------------------------------------------------------------------------------------------------------------------
80     20        384  95,264    384  95,264 352,365      352,365      453,310   453,310   24,172    24,172   24,172    24,172
--------------------------------------------------------------------------------------------------------------------------------
85     25          0  73,984      0  73,984       0      482,770            0   583,716        0    40,263        0    40,263
--------------------------------------------------------------------------------------------------------------------------------
90     30          0  65,032      0  65,032       0      482,770            0   583,716      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
95     35          0  54,685      0  54,685       0      482,770            0   583,716      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


---------------------------------------------------------------------------------------------------------------------------------

                                             GREATER OF 6 1/2% ROLL-UP
                                              TO AGE 85 OR                                 LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET            TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                 TO AGE 85 GUARANTEED      WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT     ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
---------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%      6%      0%           6%           0%        6%        0%        6%       0%        6%
---------------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 100,000 100,000 100,000      100,000      100,000   100,000      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
61      1     95,206 101,185  95,206 101,185 106,500      106,500      109,100   109,100      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
62      2     90,449 102,293  90,449 102,293 113,423      113,423      118,792   118,792      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
63      3     85,721 103,315  85,721 103,315 120,795      120,795      129,113   129,113      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
64      4     81,013 104,241  81,013 104,241 128,647      128,647      140,105   140,105      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
65      5     76,318 105,060  76,318 105,060 137,009      137,009      151,812   151,812      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
66      6     71,624 105,760  71,624 105,760 145,914      145,914      164,280   164,280      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
67      7     66,925 106,329  66,925 106,329 155,399      155,399      177,558   177,558      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
68      8     62,208 106,752  62,208 106,752 165,500      165,500      191,699   191,699      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
69      9     57,466 107,016  57,466 107,016 176,257      176,257      206,760   206,760      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
70     10     52,686 107,104  52,686 107,104 187,714      187,714      222,799   222,799   10,287    10,287   10,287    10,287
---------------------------------------------------------------------------------------------------------------------------------
75     15     27,731 104,267  27,731 104,267 257,184      257,184      320,058   320,058   15,714    15,714   15,714    15,714
---------------------------------------------------------------------------------------------------------------------------------
80     20         12  93,880      12  93,880 352,365      352,365      453,310   453,310   24,172    24,172   24,172    24,172
---------------------------------------------------------------------------------------------------------------------------------
85     25          0  72,156       0  72,156       0      482,770            0   583,716        0    40,263        0    40,263
---------------------------------------------------------------------------------------------------------------------------------
90     30          0  62,739       0  62,739       0      482,770            0   583,716      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
95     35          0  51,880       0  51,880       0      482,770            0   583,716      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

Appendix VI: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

-----------------------------------------------------------------------------------------
                                        NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
-----------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                   100,000         100,000           100,000
-----------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to                104,000         104,000           104,000
    withdrawal./(1)/
-----------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT            4,000           4,000             4,000
    EARNINGS: death benefit less net
    contributions (prior to the
    withdrawal in D).
    B MINUS A.
-----------------------------------------------------------------------------------------
D   WITHDRAWAL                                0             3,000             6,000
-----------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE         0               0               2,000
    EARNINGS ENHANCEMENT BENEFIT
    EARNINGS
    GREATER OF D MINUS C OR ZERO
-----------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for        100,000         100,000           98,000
    the withdrawal in D)
    A MINUS E
-----------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the        104,000         101,000           98,000
    withdrawal in D)
    B MINUS D
-----------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET                  4,000           1,000               0
    CONTRIBUTIONS
    G MINUS F
-----------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR      40%             40%               40%
-----------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT            1,600            400                0
    H TIMES I
-----------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the           105,600         101,400           98,000
    Earnings enhancement benefit
    G PLUS J
-----------------------------------------------------------------------------------------

(1)The death benefit is the greater of the account value or any applicable death benefit.

               APPENDIX VI: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VII: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

Certain information is provided for historical purpose only. The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available in the contracts or vary from the respective contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix VIII later in this Prospectus for information about the availability of certain features under your contract.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA  See ''Contract features and       If you reside in the state of
            benefits''--''Your right to       California and you are age 60
            cancel within a certain number    and older at the time the
            of days''                         contract is issued, you may
                                              return your variable annuity
                                              contract within 30 days from the
                                              date that you receive it and
                                              receive a refund as described
                                              below.

                                              If you allocate your entire
                                              initial contribution to the
                                              EQ/Money Market option (and/or
                                              guaranteed interest option, if
                                              available), the amount of your
                                              refund will be equal to your
                                              contribution, unless you make a
                                              transfer, in which case the
                                              amount of your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office. This amount could be
                                              less than your initial
                                              contribution. If the Principal
                                              guarantee benefit or Guaranteed
                                              withdrawal benefit for life is
                                              elected, the investment
                                              allocation during the 30 day
                                              free look period is limited to
                                              the guaranteed interest option.
                                              If you allocate any portion of
                                              your initial contribution to the
                                              variable investment options
                                              (other than the EQ/Money Market
                                              option) and/or fixed maturity
                                              options, your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office.
-------------------------------------------------------------------------------
FLORIDA     See ''Contract features and       The following information
            benefits'' in ''Credits'' (For    replaces the second bullet of
            Accumulator(R) Plus/SM            the final set of bullets in this
            /contracts only)                  section:
                                              .   You may annuitize your
                                                  contract after thirteen
                                                  months, however, if you
                                                  elect to receive annuity
                                                  payments within five years
                                                  of the contract date, we
                                                  will recover the credit that
                                                  applies to any contribution
                                                  made in that five years. If
                                                  you start receiving annuity
                                                  payments after five years
                                                  from the contract date and
                                                  within three years of making
                                                  any contribution, we will
                                                  recover the credit that
                                                  applies to any contribution
                                                  made within the prior three
                                                  years.
-------------------------------------------------------------------------------

                                     VII-1

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
FLORIDA      See ''Your right to cancel        If you reside in the state of
(CONTINUED)  within a certain number of        Florida and you are age 65 and
             days'' in ''Contract features     older at the time the contract
             and benefits''                    is issued, you may cancel your
                                               variable annuity contract and
                                               return it to us within 21 days
                                               from the date that you receive
                                               it. You will receive an
                                               unconditional refund equal to
                                               the cash surrender value
                                               provided in the annuity
                                               contract, plus any fees or
                                               charges deducted from the
                                               contributions or imposed under
                                               the contract.

                                               If you reside in the state of
                                               Florida and you are age 64 or
                                               younger at the time the contract
                                               is issued, you may cancel your
                                               variable annuity contract and
                                               return it to us within 14 days
                                               from the date that you receive
                                               it. You will receive an
                                               unconditional refund equal to
                                               your contributions, including
                                               any contract fees or charges.

             See ''Withdrawal charge'' in      If you are age 65 and older at
             ''Charges and expenses''          the time your contract is
                                               issued, the applicable
                                               withdrawal charge will not
                                               exceed 10% of the amount
                                               withdrawn. In addition, no
                                               charge will apply after the end
                                               of the 10th contract year or 10
                                               years after a contribution is
                                               made, whichever is later.
--------------------------------------------------------------------------------
ILLINOIS     See ''Credits'' in ''Contract     The following information
             features and benefits'' (For      replaces the second bullet of
             Accumulator(R) Plus/SM            the final set of bullets in this
             /contracts only)                  section:
                                               .   You may annuitize your
                                                   contract after twelve
                                                   months, however, if you
                                                   elect to receive annuity
                                                   payments within five years
                                                   of the contract date, we
                                                   will recover the credit that
                                                   applies to any contribution
                                                   made in the first five
                                                   years. If you start
                                                   receiving annuity payments
                                                   after five years from the
                                                   contract date and within
                                                   three years of making any
                                                   contribution, we will
                                                   recover the credit that
                                                   applies to any contribution
                                                   made within the prior three
                                                   years.

             See ''Loans under Rollover TSA    Your loan interest rate will not
             contracts'' in ''Accessing your   exceed 8% (or any lower maximum
             money''                           rate that may become required by
                                               Illinois or federal law).

             See ''Selecting an annuity        The following sentence replaces
             payout option'' under ''Your      the first sentence of the second
             annuity payout options'' in       paragraph in this section:
             ''Accessing your money''

                                               You can choose the date annuity
                                               payments begin but it may not be
                                               earlier than twelve months from
                                               the Accumulator(R) Series
                                               contract date.

             Notice to all Illinois contract   Illinois law provides that a
             owners                            spouse in a civil union and a
                                               spouse in a marriage are to be
                                               treated identically. For
                                               purposes of your contract, when
                                               we use the term "married", we
                                               include "parties to a civil
                                               union" and when we use the word
                                               "spouse" we include "parties to
                                               a civil union". While civil
                                               union spouses are afforded the
                                               same rights as married spouses
                                               under Illinois law, tax-related
                                               advantages such as spousal
                                               continuation are derived from
                                               federal tax law. Illinois' Civil
                                               Union Law does not and cannot
                                               alter federal law. The federal
                                               Defense of Marriage Act excludes
                                               civil unions and civil union
                                               partners from the meaning of the
                                               word "marriage" or "spouse" in
                                               all federal laws. Therefore, a
                                               civil union spouse does not
                                               qualify for the same tax
                                               advantages provided to a married
                                               spouse under federal law,
                                               including the tax benefits
                                               afforded to the surviving spouse
                                               of an owner of an annuity
                                               contract or any rights under
                                               specified tax-favored savings or
                                               retirement plans or arrangements.
--------------------------------------------------------------------------------

                                     VII-2

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

------------------------------------------------------------------------------------------------------------------------
 STATE                     FEATURES AND BENEFITS        AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS              Annual administrative charge The annual administrative charge will not be deducted from amounts allocated to the Guaranteed interest option.

                           See ''Disability, terminal   This section is deleted in its entirety.
                           illness or confinement to
                           nursing home'' under
                           ''Withdrawal charge'' in
                           ''Charges and expenses''
                           (For Accumulator(R),
                           Accumulator(R) Plus/SM /and
                           Accumulator(R) Elite/SM
                           /contracts only)
------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI                Automatic Investment Program Not Available
(Applicable under
Accumulator(R),
Accumulator(R) Plus/SM
/and Accumulator(R)
Elite/SM/ contracts only)

                           QP (defined contribution     Not Available
                           and defined benefit)
                           contracts

                           See ''How you can            Additional contributions can only be made within the first
                           contribute to your           year after the contract issue date. The 150% limit does not
                           contract'' in ''Contract     apply.
                           features and benefits'' and
                           "Appendix X"
------------------------------------------------------------------------------------------------------------------------

The following information applies to Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts sold in New Jersey from May 29, 2007 to September 10, 2007 and Accumulator(R) Select/SM/ contracts sold in New Jersey from August 6, 2007 to September 10, 2007:

NEW JERSEY                 ''Greater of 6 1/2% Roll-Up  All references to this feature are deleted in their entirety.
                           to age 85 or Annual Ratchet
                           to age 85 enhanced death     You have the choice of the following guaranteed minimum
                           benefit''                    death benefits: the Greater of 6% Roll-Up to age 85 or
                                                        Annual Ratchet to age 85; the Greater of 3% Roll-Up to
                                                        age 85 or Annual Ratchet to age 85; the Annual Ratchet to
                                                        age 85; the Standard death benefit; the GWBL Standard
                                                        death benefit; or the GWBL Enhanced death benefit.

                           See ''Guaranteed minimum     The charge for the Greater of 6% Roll-Up to age 85 or
                           death benefit charge'' in    Annual Ratchet to age 85 is 0.60%
                           ''Fee table''
                                                        The charge for the Greater of 3% Roll-Up to age 85 or
                                                        Annual Ratchet to age 85 is 0.60%

                           See ''Guaranteed minimum     Footnote (5) (and all related text) is deleted in its entirety.
                           death benefit charge'' and   We do not reserve the right to increase your charge if you
                           ''Guaranteed minimum income  reset your Greater of 6% to age 85 or Annual Ratchet to
                           benefit charge'' in ''Fee    age 85 enhanced death benefit and Guaranteed minimum
                           table''                      income benefit Roll-Up benefit base.
------------------------------------------------------------------------------------------------------------------------

                                     VII-3

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
NEW JERSEY   See ''Guaranteed minimum income   All references to resetting your
(CONTINUED)  benefit and the Roll-Up benefit   Roll-Up benefit base on each
             base reset'' in ''Contract        contract date anniversary are
             features and benefits''           deleted in their entirety here
                                               and throughout the Prospectus.
                                               Instead, if you elect the
                                               Guaranteed minimum income
                                               benefit alone or together with
                                               the Greater of 6% Roll-Up to age
                                               85 or Annual Ratchet to age 85
                                               enhanced death benefit, you will
                                               be eligible to reset the Roll-Up
                                               benefit base for these
                                               guaranteed benefits to equal the
                                               account value as of the 5th or
                                               later contract date anniversary.
                                               Each time you reset the Roll-Up
                                               benefit base, your Roll-Up
                                               benefit base will not be
                                               eligible for another reset for
                                               five years.

                                               The Guaranteed minimum income
                                               benefit that includes the 6 1/2%
                                               Roll-Up benefit base is not
                                               available in combination with
                                               the Greater of 6% Roll-Up to age
                                               85 or Annual Ratchet to age 85
                                               enhanced death benefit.

  See ''Guaranteed     The table showing the maximum periods certain available under
  minimum income       the life with a period certain payout option is deleted in
  benefit'' in         its entirety and replaced with the following:
  ''Contract features
  and benefits''
                                              LEVEL PAYMENTS
                       -----------------------------------------------------------------
                                                       PERIOD CERTAIN YEARS
                             OWNER'S         -------------------------------------------
                         AGE AT EXERCISE            IRAS                   NQ
                       -                     -------------------------------------------
                         75 and younger              10                    10
                               76                     9                    10
                               77                     8                    10
                               78                     7                    10
                               79                     7                    10
                               80                     7                    10
                               81                     7                     9
                               82                     7                     8
                               83                     7                     7
                               84                     6                     6
                               85                     5                     5

              See ''Greater of 6% Roll-Up to    The second sentence of the first
              age 85 or Annual Ratchet to age   paragraph and the entire second
              85'' under ''Guaranteed minimum   paragraph are deleted in their
              death benefit charge'' in         entirety and replaced with the
              ''Charges and expenses''          following:

                                                The charge is equal to 0.60% of
                                                the Greater of the 6% Roll-Up to
                                                age 85 or the Annual Ratchet to
                                                age 85 benefit base.

              See ''Greater of 3% Roll-Up to    The second sentence is deleted
              age 85 or Annual Ratchet to age   in its entirety and replaced
              85'' under ''Guaranteed minimum   with the following:
              death benefit charge'' in
              ''Charges and expenses''

                                                The charge is equal to 0.60% of
                                                the Greater of the 3% Roll-up to
                                                age 85 or the Annual Ratchet to
                                                age 85 benefit base.

              See ''Guaranteed minimum income   The third paragraph is deleted
              benefit charge'' in ''Charges     in its entirety.
              and expenses''
---------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                     Your contract refers to
                                                contributions as premiums.

              Special dollar cost averaging     In Pennsylvania, we refer to
              program (for Accumulator(R) and   this program as ''enhanced rate
              Accumulator(R) Elite/SM           dollar cost averaging.''
              /contracts only)

              See ''Disability, terminal        Item (iii) under this section is
              illness, or confinement to        deleted in its entirety.
              nursing home'' under
              ''Withdrawal charge'' in
              ''Charges and expenses'' (For
              Accumulator(R), Accumulator(R)
              Plus/SM /and Accumulator(R)
              Elite/SM /contracts only)
---------------------------------------------------------------------------------

                                     VII-4

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------
PENNSYLVANIA  Required disclosure for           Any person who knowingly and
(CONTINUED)   Pennsylvania customers            with intent to defraud any
                                                insurance company or other
                                                person files an application for
                                                insurance or statement of claim
                                                containing any materially false
                                                information or conceals for the
                                                purpose of misleading,
                                                information concerning any fact
                                                material thereto commits a
                                                fraudulent insurance act, which
                                                is a crime and subjects such
                                                person to criminal and civil
                                                penalties.
---------------------------------------------------------------------------------
PUERTO RICO   Beneficiary continuation option   Not Available
              (IRA)

              IRA, Roth IRA, Inherited IRA,     Not Available
              Rollover TSA and QP (Defined
              Benefit) contracts

              See ''How you can contribute to   Specific requirements for
              your contract'' in ''Contract     purchasing QP contracts in
              features and benefits'' and       Puerto Rico are outlined below
              "Appendix X" (For                 in ''Purchase considerations for
              Accumulator(R), Accumulator(R)    QP (Defined Contribution)
              Plus/SM /and Accumulator(R)       contracts in Puerto Rico''.
              Elite/SM /contracts only)

              See ''Exercise rules'' under      Exercise restrictions for the
              ''How you can contribute to your  GMIB on a Puerto Rico QPDC
              contract'' in ''Contract          contract are described below,
              features and benefits'' (For      under ''Purchase considerations
              Accumulator(R), Accumulator(R)    for QP (Defined Contribution)
              Plus/SM /and Accumulator(R)       contracts in Puerto Rico'', and
              Elite/SM /contracts only)         in your contract.

              See ''Transfers of ownership,     Transfers of ownership of QP
              collateral assignments, loans     contracts are governed by Puerto
              and borrowing'' in ''More         Rico law. Please consult your
              information'' (For                tax, legal or plan advisor if
              Accumulator(R), Accumulator(R)    you intend to transfer ownership
              Plus/SM /and Accumulator(R)       of your contract.
              Elite/SM/ contracts only)

              ''Purchase considerations for QP  PURCHASE CONSIDERATIONS FOR QP
              (Defined Contribution) contracts  (DEFINED CONTRIBUTION) CONTRACTS in Puerto Rico'' -- this section  IN PUERTO RICO:
              replaces ''Appendix II: Purchase  Trustees who are considering the
              considerations for QP             purchase of an Accumulator(R)
              contracts'' in this Prospectus.   Series QP contract in Puerto
              (For Accumulator(R),              Rico should discuss with their
              Accumulator(R) Plus/SM/ and       tax, legal and plan advisors
              Accumulator(R) Elite/SM/          whether this is an appropriate
              contracts only)                   investment vehicle for the
                                                employer's plan. Trustees should
                                                consider whether the plan
                                                provisions permit the investment
                                                of plan assets in the QP
                                                contract, the Guaranteed minimum
                                                income benefit and other
                                                guaranteed benefits, and the
                                                payment of death benefits in
                                                accordance with the requirements
                                                of Puerto Rico income tax rules.
                                                The QP contract and this
                                                Prospectus should be reviewed in
                                                full, and the following factors,
                                                among others, should be noted.

                                                LIMITS ON CONTRACT OWNERSHIP:
                                                .   The QP contract is offered
                                                    only as a funding vehicle to
                                                    qualified plan trusts of
                                                    single participant defined
                                                    contribution plans that are
                                                    tax-qualified under Puerto
                                                    Rico law, not United States
                                                    law. The contract is not
                                                    available to US qualified
                                                    plans or to defined benefit
                                                    plans qualifying under
                                                    Puerto Rico law.

                                                .   The QP contract owner is the
                                                    qualified plan trust. The
                                                    annuitant under the contract
                                                    is the self-employed Puerto
                                                    Rico resident, who is the
                                                    sole plan participant.

                                                .   This product should not be
                                                    purchased if the self-
                                                    employed individual
                                                    anticipates having
                                                    additional employees become
                                                    eligible for the plan. We
                                                    will not allow additional
                                                    contracts to be issued for
                                                    participants other than the
                                                    original business owner.
---------------------------------------------------------------------------------


                                     VII-5

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO                                    .   If the business that
(CONTINUED)                                        sponsors the plan adds
                                                   another employee, no further
                                                   contributions may be made to
                                                   the contract. If the
                                                   employer moves the funds to
                                                   another funding vehicle that
                                                   can accommodate more than
                                                   one employee, this move
                                                   could result in surrender
                                                   charges, if applicable, and
                                                   the loss of guaranteed
                                                   benefits in the contract.

                                               LIMITS ON CONTRIBUTIONS:
                                               .   All contributions must be
                                                   direct transfers from other
                                                   investments within an
                                                   existing qualified plan
                                                   trust.

                                               .   Employer payroll
                                                   contributions are not
                                                   accepted.

                                               .   Only one additional transfer
                                                   contribution may be made per
                                                   contract year.

                                               .   Checks written on accounts
                                                   held in the name of the
                                                   employer instead of the plan
                                                   or the trustee will not be
                                                   accepted.

                                               .   As mentioned above, if a new
                                                   employee becomes eligible
                                                   for the plan, the trustee
                                                   will not be permitted to
                                                   make any further
                                                   contributions to the
                                                   contract established for the
                                                   original business owner.

                                               LIMITS ON PAYMENTS:
                                               .   Loans are not available
                                                   under the contract.

                                               .   All payments are made to the
                                                   plan trust as owner, even
                                                   though the plan
                                                   participant/annuitant is the
                                                   ultimate recipient of the
                                                   benefit payment.

                                               .   AXA Equitable does no tax
                                                   reporting or withholding of
                                                   any kind. The plan
                                                   administrator or trustee
                                                   will be solely responsible
                                                   for performing or providing
                                                   for all such services.

                                               .   AXA Equitable does not offer
                                                   contracts that qualify as
                                                   IRAs under Puerto Rico law.
                                                   The plan trust will exercise
                                                   the GMIB and must continue
                                                   to hold the supplementary
                                                   contract for the duration of
                                                   the GMIB payments.

                                               PLAN TERMINATION:
                                               .   If the plan participant
                                                   terminates the business, and
                                                   as a result wishes to
                                                   terminate the plan, the
                                                   trust would have to be kept
                                                   in existence to receive
                                                   payments. This could create
                                                   expenses for the plan.

                                               .   If the plan participant
                                                   terminates the plan and the
                                                   trust is dissolved, or if
                                                   the plan trustee (which may
                                                   or may not be the same as
                                                   the plan participant) is
                                                   unwilling to accept payment
                                                   to the plan trust for any
                                                   reason, AXA Equitable would
                                                   have to change the contract
                                                   from a Puerto Rico QP to NQ
                                                   in order to make payments to
                                                   the individual as the new
                                                   owner. Depending on when
                                                   this occurs, it could be a
                                                   taxable distribution from
                                                   the plan, with a potential
                                                   tax of the entire account
                                                   value of the contract.
                                                   Puerto Rico income tax
                                                   withholding and reporting by
                                                   the plan trustee could apply
                                                   to the distribution
                                                   transaction.
--------------------------------------------------------------------------------

                                     VII-6

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO                                    .   If the plan trust is
(CONTINUED)                                        receiving GMIB payments and
                                                   the trust is subsequently
                                                   terminated, transforming the
                                                   contract into an
                                                   individually owned NQ
                                                   contract, the trustee would
                                                   be responsible for the
                                                   applicable Puerto Rico
                                                   income tax withholding and
                                                   reporting on the present
                                                   value of the remaining
                                                   annuity payment stream.

                                               .   AXA Equitable is a U.S.
                                                   insurance company, therefore
                                                   distributions under the NQ
                                                   contract could be subject to
                                                   United States taxation and
                                                   withholding on a ''taxable
                                                   amount not determined''
                                                   basis.

             Tax information -- special rules  Income from NQ contracts we
             for NQ contracts                  issue is U.S. source. A Puerto
                                               Rico resident is subject to U.S.
                                               taxation on such U.S. source
                                               income. Only Puerto Rico source
                                               income of Puerto Rico residents
                                               is excludable from U.S.
                                               taxation. Income from NQ
                                               contracts is also subject to
                                               Puerto Rico tax. The calculation
                                               of the taxable portion of
                                               amounts distributed from a
                                               contract may differ in the two
                                               jurisdictions. Therefore, you
                                               might have to file both U.S. and
                                               Puerto Rico tax returns, showing
                                               different amounts of income from
                                               the contract for each tax
                                               return. Puerto Rico generally
                                               provides a credit against Puerto
                                               Rico tax for U.S. tax paid.
                                               Depending on your personal
                                               situation and the timing of the
                                               different tax liabilities, you
                                               may not be able to take full
                                               advantage of this credit.
--------------------------------------------------------------------------------
TEXAS        See ''Annual administrative       The annual administrative charge
             charge'' in ''Charges and         will not be deducted from
             expenses''                        amounts allocated to the
                                               Guaranteed interest option.
--------------------------------------------------------------------------------
WASHINGTON   Guaranteed interest option        Not Available

             Investment simplifier --          Not Available
             Fixed-dollar option and Interest
             sweep option

             Fixed maturity options            Not Available

             Earnings enhancement benefit      Not Available

             Special dollar cost averaging     .   Available only at issue
             program (for Accumulator(R) and
             Accumulator(R) Elite/SM
             /contracts only)

                                               .   Subsequent contributions
                                                   cannot be used to elect new
                                                   programs. You may make
                                                   subsequent contributions to
                                                   the initial programs while
                                                   they are still running.

             ''Greater of 6 1/2% Roll-Up to    All references to these features
             age 85 or Annual Ratchet to age   are deleted in their entirety.
             85 enhanced death benefit'';      You have the choice of the
             ''Greater of 6% Roll-Up to age    following guaranteed minimum
             85 or Annual Ratchet to age 85    death benefits: the Greater of
             enhanced death benefit''; and     4% Roll-Up to age 85 or Annual
             ''GWBL Enhanced death benefit''   Ratchet to age 85 enhanced death
                                               benefit; the Greater of 3%
                                               Roll-Up to age 85 or Annual
                                               Ratchet to age 85 enhanced death
                                               benefit; the Annual Ratchet to
                                               age 85; the Standard death
                                               benefit; or the GWBL Standard
                                               death benefit.

             See ''Guaranteed minimum death    The charge for the Greater of 4%
             benefit charge'' in ''Fee         Roll-Up to age 85 or Annual
             table'' and in ''Charges and      Ratchet to age 85 is 0.65% and
             expenses''                        cannot be increased.

             See ''How you can contribute to   .   For contracts with GWBL, the
             your contract'' in ''Contract         $1,500,000 contribution
             features and benefits''               limit applies for all issue
                                                   ages.

                                               .   The second sentence of the
                                                   third paragraph is deleted.
                                                   The paragraph now reads:
                                                   ''We limit aggregate
                                                   contributions made after the
                                                   first contract year to 150%
                                                   of first-year
                                                   contributions.''
--------------------------------------------------------------------------------


                                     VII-7

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
WASHINGTON   See ''Guaranteed minimum death    .   If you elect the 6 1/2% (or
(CONTINUED)  benefit and Guaranteed minimum        6%, as applicable)
             income benefit base'' in              Guaranteed minimum income
             ''Contract features and               benefit with the Greater of
             benefits''                            4% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit, the
                                                   variable investment options
                                                   (including amounts allocated
                                                   to the account for special
                                                   money market dollar cost
                                                   averaging under
                                                   Accumulator(R) Plus/SM /and
                                                   Accumulator(R) Select/SM
                                                   /contracts but excluding all
                                                   other amounts allocated to
                                                   the EQ/Money Market variable
                                                   investment option) and the
                                                   account for special dollar
                                                   cost averaging (under
                                                   Accumulator(R) and
                                                   Accumulator(R) Elite/SM
                                                   /contracts only) will roll
                                                   up at an annual rate of
                                                   6 1/2% (or 6%, as
                                                   applicable) for the
                                                   Guaranteed minimum income
                                                   benefit base and 4% for the
                                                   4% Roll-Up to age 85 benefit
                                                   base.

                                               .   If you elect the Greater of
                                                   4% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit,
                                                   without a Guaranteed minimum
                                                   income benefit, the variable
                                                   investment options
                                                   (including amounts allocated
                                                   to the account for special
                                                   money market dollar cost
                                                   averaging under
                                                   Accumulator(R) Plus/SM /and
                                                   Accumulator(R) Select/SM
                                                   /contracts but excluding all
                                                   other amounts allocated to
                                                   the EQ/Money Market variable
                                                   investment option) and the
                                                   account for special dollar
                                                   cost averaging (under
                                                   Accumulator(R) and
                                                   Accumulator(R) Elite/SM
                                                   /contracts only) will roll
                                                   up at an annual rate of 4%
                                                   for the 4% Roll-Up to age 85
                                                   benefit base.

             See ''Guaranteed minimum income   Your ''Greater of 4% Roll-Up to
             benefit and the Roll-Up benefit   age 85 or Annual Ratchet to age
             base reset'' in ''Contract        85 enhanced death benefit''
             features and benefits''           benefit base will reset only if
                                               your account value is greater
                                               than your Guaranteed minimum
                                               income benefit Roll-Up benefit
                                               base.

             See ''How withdrawals affect      The first sentence of the third
             your Guaranteed minimum income    paragraph is replaced with the
             benefit and Guaranteed minimum    following:
             death benefit'' in ''Accessing
             your money''
                                               .   With respect to the 6 1/2%
                                                   (or 6%, as applicable)
                                                   Guaranteed minimum income
                                                   benefit, withdrawals
                                                   (including any applicable
                                                   withdrawal charges) will
                                                   reduce the 6 1/2% (or 6%, as
                                                   applicable) Roll-Up to age
                                                   85 benefit base on a
                                                   dollar-for-dollar basis, as
                                                   long as the sum of the
                                                   withdrawals in a contract
                                                   year is 6 1/2% (or 6%, as
                                                   applicable) or less of the
                                                   6 1/2% (or 6%, as
                                                   applicable) Roll-Up benefit
                                                   base on the contract issue
                                                   date or the most recent
                                                   contract date anniversary,
                                                   if later.

                                               .   With respect to the
                                                   Guaranteed minimum income
                                                   benefit and the Greater of
                                                   4% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit, if
                                                   elected in combination,
                                                   withdrawals (including any
                                                   applicable withdrawal
                                                   charges) will reduce each of
                                                   the benefits' Roll-Up to age
                                                   85 benefit base on a dollar-
                                                   for-dollar basis, as long as
                                                   the sum of the withdrawals
                                                   in a contract year is 6 1/2%
                                                   (or 6%, as applicable) or
                                                   less of the Guaranteed
                                                   minimum income benefit's
                                                   Roll-Up benefit base on the
                                                   contract issue date or the
                                                   most recent contract date
                                                   anniversary, if later.
--------------------------------------------------------------------------------

                                     VII-8

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
WASHINGTON                                     .   With respect to the Greater
(CONTINUED)                                        of 4% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit, if
                                                   elected without the
                                                   Guaranteed minimum income
                                                   benefit, withdrawals
                                                   (including any applicable
                                                   withdrawal charges) will
                                                   reduce the 4% Roll-Up to age
                                                   85 benefit base on a
                                                   dollar-for-dollar basis, as
                                                   long as the sum of the
                                                   withdrawals in a contract
                                                   year is 6% or less of the 4%
                                                   Roll-Up to age 85 benefit
                                                   base on the contract issue
                                                   date or the most recent
                                                   contract date anniversary,
                                                   if later.

                                               .   With respect to the Greater
                                                   of 3% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit,
                                                   withdrawals (including any
                                                   applicable withdrawal
                                                   charges) will reduce the 3%
                                                   Roll-Up to age 85 benefit
                                                   base on a dollar-for-dollar
                                                   basis, as long as the sum of
                                                   the withdrawals in a
                                                   contract year is 3% or less
                                                   of the 3% Roll-Up to age 85
                                                   enhanced death benefit base
                                                   on the contract issue date
                                                   or the most recent contract
                                                   date anniversary, if later.

             See ''Guaranteed minimum death    You have a choice of the
             benefit'' in ''Contract features  standard death benefit, the
             and benefits''                    Annual Ratchet to age 85
                                               enhanced death benefit, the
                                               Greater of 3% Roll-Up to age 85
                                               or Annual Ratchet to age 85
                                               enhanced death benefit, or the
                                               Greater of 4% Roll-Up to age 85
                                               or Annual Ratchet to age 85
                                               enhanced death benefit.

             See ''GWBL Guaranteed minimum     Only the GWBL Standard death
             death benefit'' under             benefit is available.
             ''Guaranteed withdrawal benefit
             for life (''GWBL'')'' in
             ''Contract features and
             benefits''

             See ''Annual administrative       The second paragraph of this
             charge'' in ''Charges and         section is replaced with the
             expenses''                        following: The annual
                                               administrative charge will be
                                               deducted from the value in the
                                               variable investment options on a
                                               pro rata basis. If those amounts
                                               are insufficient, we will deduct
                                               all or a portion of the charge
                                               from the account for special
                                               dollar cost averaging (for
                                               Accumulator(R) and
                                               Accumulator(R) Elite/SM
                                               /contracts) or the account for
                                               special money market dollar cost
                                               averaging (for Accumulator(R)
                                               Plus/SM /and Accumulator(R)
                                               Select/SM /contracts). If the
                                               contract is surrendered or
                                               annuitized or a death benefit is
                                               paid on a date other than a
                                               contract date anniversary, we
                                               will deduct a pro rata portion
                                               of that charge for the year.

             See ''10% free withdrawal         The 10% free withdrawal amount
             amount'' under ''Withdrawal       applies to full surrenders.
             charge'' in ''Charges and
             expenses'' (For Accumulator(R),
             Accumulator(R) Plus/SM /and
             Accumulator(R) Elite/SM
             /contracts only)

             See ''Certain withdrawals''       If you elect the Greater of 4%
             under ''Withdrawal charge'' in    Roll-Up to age 85 or Annual
             ''Charges and expenses'' (For     Ratchet to age 85 enhanced death
             Accumulator(R), Accumulator(R)    benefit without a Guaranteed
             Plus/SM /and Accumulator(R)       minimum income benefit, the
             Elite/SM /contracts only)         withdrawal charge will be waived
                                               for any withdrawal that,
                                               together with any prior
                                               withdrawals made during the
                                               contract year, does not exceed
                                               6% of the beginning of contract
                                               year 4% Roll-Up to age 85
                                               benefit base, even if such
                                               withdrawals exceed the free
                                               withdrawal amount.
--------------------------------------------------------------------------------

                                     VII-9

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
WASHINGTON   See ''Withdrawal charge'' in      The owner (or older joint owner,
(CONTINUED)  ''Charges and expenses'' under    if applicable) has qualified to
             ''Disability, terminal illness,   receive Social Security
             or confinement to nursing home''  disability benefits as certified
             (For Accumulator(R),              by the Social Security
             Accumulator(R) Plus/SM /and       Administration or a statement
             Accumulator(R) Elite/SM           from an independent U.S.
             /contracts only)                  licensed physician stating that
                                               the owner (or older joint owner,
                                               if applicable) meets the
                                               definition of total disability
                                               for at least 6 continuous months
                                               prior to the notice of claim.
                                               Such disability must be
                                               re-certified every 12 months.
--------------------------------------------------------------------------------

                                    VII-10

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

Appendix VIII: Contract variations

--------------------------------------------------------------------------------

The contracts described in this Prospectus are no longer being sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date indicated below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the ''Approximate Time Period'' below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VII earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

------------------------------------------------------------------------------

 APPROXIMATE
 TIME
 PERIOD       FEATURE/BENEFIT      VARIATION
------------------------------------------------------------------------------
May           Guaranteed           At no additional charge, during the first
2007-February withdrawal benefit   ten contract years, in each year you have
2008          for life - 5%        not taken a withdrawal, we will increase
(through      deferral bonus       your GWBL benefit base by an amount equal
March                              to 5% of your total contributions. If the
2008 in                            Annual Ratchet (as discussed immediately
Nevada)                            above) occurs on any contract date
                                   anniversary, for the next and subsequent contract years, the bonus will be 5% of the most recent ratcheted GWBL benefit base plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 5% deferral bonus will be calculated using the reset GWBL benefit base plus any applicable contributions. The deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year. On any contract date anniversary on which you are eligible for a bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new
                                   GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 5% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 5% deferral bonus will still apply.

              200% Initial GWBL    Not available
              benefit base
              guarantee

              Guaranteed annual    The Applicable percentages for the
              withdrawal amount    Guaranteed annual withdrawal amount are as
                                   follows:

                                     Age          Applicable percentage
                                     ---          ---------------------
                                     45-64        4.0%
                                     65-74        5.0%
                                     75-84        6.0%
                                     85 and       7.0%
                                     older

           Guaranteed withdrawal     If you elect the Single Life option,
           benefit for life benefit  the charge is equal to 0.60%. If you
           charge                    elect the Joint Life option, the
                                     charge is equal to 0.75%.

                                     The maximum charge for the Single
                                     Life option is 0.75%.

                                     The maximum charge for the Joint
                                     Life option is 0.90%

                                    VIII-1

                      APPENDIX VIII: CONTRACT VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
                          How withdrawals affect    Your GWBL Standard death
                          your GWBL and GWBL        benefit base and GWBL
                          Guaranteed minimum death  Enhanced death benefit
                          benefit                   base are reduced on a
                                                    dollar-for-dollar basis
                                                    by any withdrawal up to
                                                    the Guaranteed annual
                                                    withdrawal amount. Once
                                                    a withdrawal causes
                                                    cumulative withdrawals
                                                    in a contract year to
                                                    exceed your Guaranteed
                                                    annual withdrawal
                                                    amount, your GWBL
                                                    Standard death benefit
                                                    base and GWBL Enhanced
                                                    death benefit base are
                                                    reduced on a pro rata
                                                    basis. If the reduced
                                                    GWBL Enhanced death
                                                    benefit base is greater
                                                    than your account value
                                                    (after the Excess
                                                    withdrawal), we will
                                                    further reduce your GWBL
                                                    Enhanced death benefit
                                                    base to equal your
                                                    account value.

                          Maximum payment plan      The amount of the
                                                    withdrawal will increase
                                                    following any Annual
                                                    Ratchet or 5% deferral
                                                    bonus.

                          Customized payment plan   The amount of the
                                                    withdrawal will not be
                                                    increased following any
                                                    Annual Ratchet or 5%
                                                    deferral bonus. You must
                                                    elect to change the
                                                    scheduled payment amount.

                          Annuity maturity date     The minimum death
                                                    benefit will be reduced
                                                    dollar-for-dollar by
                                                    each payment.
-----------------------------------------------------------------------------

                                    VIII-2

                      APPENDIX VIII: CONTRACT VARIATIONS

Appendix IX: Tax-sheltered annuity contracts (TSAs)


WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. Please see "How you can contribute to your contract" under "Contract features and benefits" earlier in this Prospectus for more information.


--------------------------------------------------------------------------------

GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as ''403(b) annuity contracts'' or ''Tax Sheltered Annuity'' contracts (''TSAs''). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under
Section 403(b) of the Code (''2007 Regulations''). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (''Rev. Rul. 90-24''), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.


CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

We no longer accept contributions to TSA contracts. Contributions to an Accumulator(R) Series TSA contract had been extremely limited. AXA Equitable had permitted contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an ''approved vendor'' under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must have agreed to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable did not accept employer-remitted contributions. AXA Equitable did not accept contributions of after-tax funds, including designated Roth contributions, to the Accumulator(R) Series TSA contracts. We had accepted contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Previously, contributions must have been made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.


DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:

..   the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

..   the owner dies; or

..   the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under ''Federal and state income tax withholding and information reporting'' in the ''Tax Information'' section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

              APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under ''Guaranteed withdrawal benefit for life (''GWBL'')'' in the ''Contract features and benefits'' in this Prospectus. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

(1)the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

(2)$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

..   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

..   All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

..   the loan does not qualify under the conditions above;

..   the participant fails to repay the interest or principal when due; or

..   in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default is reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

              APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an ''eligible rollover distribution'' from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the ''Tax Information'' section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

..   For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

..   403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.

SPOUSAL CONSENT RULES


Your employer told us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.


If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2 . This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

..   in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age). We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

              APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

Appendix X: Rules regarding contributions to your contract


--------------------------------------------------------------------------------


Any discussion of contributions relates only to additional contributions as we no longer offer this contract to new purchasers. With limited ex-ceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all con-tracts issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)

                     .   0-80 (ACCUMULATOR(R) PLUS/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT
                     .   $100 monthly and $300 quarterly under our automatic investment program (additional)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS
                     .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions may be made after attainment of age 86, or if later, the first
CONTRIBUTIONS/(1)/       contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                         Select/SM/)

                     .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                  ROLLOVER IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)

                     .   20-80 (ACCUMULATOR(R) PLUS/SM/ )
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT
                     .   $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.

                     .   Rollovers from another traditional individual retirement arrangement.

                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.

                     .   Regular IRA contributions.

                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/       contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                         Select/SM/)

                     .   No additional contributions after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)

                     .   Contributions made after age 70 1/2 must be net of required minimum distributions.

                     .   Although we accept regular IRA contributions (limited to $5,500) under Rollover IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------


(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                    ROTH CONVERSION IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)

                          .   20-80 (ACCUMULATOR(R) PLUS/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
                          .   $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Rollovers from another Roth IRA.

                          .   Rollovers from a "designated Roth contribution account" under specified retirement plans.

                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.

                          .   Direct transfers from another Roth IRA.

                          .   Regular Roth IRA contributions.

                          .   Additional catch-up contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/            contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                              Select/SM/)

                          .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)

                          .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.

                          .   Although we accept Roth IRA contributions (limited to $5,500) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.
------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                       INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   0-70 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $1,000
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.

                          .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified cir- cumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/
                          .   Any additional contributions must be from the same type of IRA of the same deceased owner.

                          .   No additional contributions are permitted to Inherited IRA contracts issued as a non-spousal beneficiary direct rollover from an Applicable Plan.
------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                            QP
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-75 (ACCUMULATOR(R) & ACCUMULATOR(R) ELITE/SM/)

                          .   20-70 (ACCUMULATOR(R) PLUS/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $500
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Only transfer contributions from other investments within an existing qualified plan trust.

                          .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.

                          .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   A separate QP contract must be established for each plan participant.
CONTRIBUTIONS/(1)/
                          .   We do not accept regular on-going payroll contributions or contributions directly from the employer.

                          .   Only one additional transfer contribution may be made during a contract year.

                          .   No additional transfer contributions after the annuitant's attainment of age 76 (age 71 under
                              Accumulator(R) Plus/SM/ contracts) or if later, the first contract date anniversary.

                          .   Contributions after age 70 1/2 must be net of any required minimum distributions.

See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------


(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                   FLEXIBLE PREMIUM IRA (ACCUMULATOR(R) CONTRACTS ONLY)
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-70
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
                          .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular traditional IRA contributions.

                          .   Additional catch-up contributions.

                          .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
                              457(b) plans.

                          .   Rollovers from another traditional individual retirement arrangement.

                          .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No regular IRA contributions in the calendar year you turn age 70 1/2 and thereafter.
CONTRIBUTIONS/(1)/
                          .   Regular contributions may not exceed $5,500.

                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but un- der age 70 1/2 at any time during the calendar year for which the contribution is made.

                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium IRA contract, we intend that the contract be used for ongoing regular contributions.

                          .   No additional contributions may be made after attainment of age 86.

                          .   Additional contributions after age 70 1/2 must be net of required minimum distributions.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 FLEXIBLE PREMIUM ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
                          .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular Roth IRA contributions.

                          .   Additional catch-up contributions.

                          .   Rollovers from another Roth IRA.

                          .   Rollovers from a ''designated Roth contribution account'' under specified retirement plans.

                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.

                          .   Direct transfers from another Roth IRA.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/            contract date anniversary.

                          .   Contributions are subject to income limits and other tax rules.

                          .   Regular Roth IRA contributions may not exceed $5,500.

                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium Roth
                              IRA contract, we intend that the contract be used for ongoing regular Roth IRA contributions.
------------------------------------------------------------------------------------------------------------------------------




(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.

          APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and Independent Registered Public Accounting Firm   2

Distribution of the Contracts                                 2

Financial Statements                                          2

HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49
dated May 1, 2013.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



                                                           Accumulator '02/'04,
                                                          '06/'06.5, '07/'07.5,
                                                           8.0/8.2/8.3, 9.0 All
                                                                        #416997

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2013


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE TAKING ANY ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options":
(i) variable investment options, (ii) the guaranteed interest. option,
(iii) fixed maturity options, or (iv) the account for special dollar cost averaging or the account for special money dollar cost averaging.+

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contracts may not have been available in all states. The contract should also be read carefully.

WITH LIMITED EXCEPTIONS, WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. WE CURRENTLY CONTINUE TO ACCEPT CONTRIBUTIONS TO: (I) QP CONTRACTS; AND (II) ALL CONTRACTS ISSUED IN THE STATE OF FLORIDA. REFERENCES TO CONTRIBUTIONS IN THIS PROSPECTUS ARE FOR THE BENEFIT OF CONTRACT OWNERS CURRENTLY ELIGIBLE TO CONTINUE MAKING CONTRIBUTIONS TO THE CONTRACTS.

Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VII later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.
-------------
+ The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite/SM/ contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts.


-------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
.. AXA Aggressive Allocation/(1)/                 . EQ/BlackRock Basic Value Equity
.. AXA Conservative Allocation/(1)/               . EQ/Boston Advisors Equity Income
.. AXA Conservative-Plus Allocation/(1)/          . EQ/Calvert Socially Responsible
.. AXA Moderate Allocation/(1)/                   . EQ/Capital Guardian Research
.. AXA Moderate-Plus Allocation/(1)/              . EQ/Common Stock Index
.. EQ/AllianceBernstein Small Cap Growth          . EQ/Core Bond Index
.. EQ/AXA Franklin Small Cap Value Core           . EQ/Davis New York Venture
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
.. EQ/Equity 500 Index                            . EQ/Montag & Caldwell Growth
.. EQ/Equity Growth PLUS                          . EQ/Morgan Stanley Mid Cap Growth
.. EQ/Franklin Core Balanced                      . EQ/Mutual Large Cap Equity
.. EQ/Franklin Templeton Allocation               . EQ/Oppenheimer Global
.. EQ/GAMCO Mergers and Acquisitions              . EQ/PIMCO Ultra Short Bond
.. EQ/GAMCO Small Company Value                   . EQ/Quality Bond PLUS
.. EQ/Global Bond PLUS                            . EQ/Small Company Index
.. EQ/Global Multi-Sector Equity                  . EQ/T. Rowe Price Growth Stock
.. EQ/Intermediate Government Bond                . EQ/Templeton Global Equity
.. EQ/International Core PLUS                     . EQ/UBS Growth and Income
.. EQ/International Equity Index                  . EQ/Van Kampen Comstock
.. EQ/International Value PLUS                    . EQ/Wells Fargo Omega Growth
.. EQ/JPMorgan Value Opportunities                . Multimanager Aggressive Equity
.. EQ/Large Cap Core PLUS                         . Multimanager Core Bond
.. EQ/Large Cap Growth Index                      . Multimanager International Equity
.. EQ/Large Cap Growth PLUS                       . Multimanager Large Cap Core Equity
.. EQ/Large Cap Value Index                       . Multimanager Large Cap Value
.. EQ/Large Cap Value PLUS                        . Multimanager Mid Cap Growth
.. EQ/Lord Abbett Large Cap Core                  . Multimanager Mid Cap Value
.. EQ/MFS International Growth                    . Multimanager Multi-Sector Bond
.. EQ/Mid Cap Index                               . Multimanager Small Cap Growth
.. EQ/Mid Cap Value PLUS                          . Multimanager Small Cap Value
.. EQ/Money Market                                . Multimanager Technology
-------------------------------------------------------------------------------------------------

(1)The "AXA Allocation" Portfolios.



You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.

You may also allocate amounts to the guaranteed interest option, the fixed maturity options, and, if applicable under your Accumulator(R) Series contract, the account for special dollar cost averaging, which are discussed later in this Prospectus. If you elect the Guaranteed withdrawal benefit for life or a Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, certain permitted variable investment options and, if applicable under your Accumulator(R) Series contract, the account for special dollar cost averaging. The permitted variable investment options are described later in this Prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                  '06/'06.5 All
                                                                        #416971

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

   We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer contributions only).

..   An annuity that is an investment vehicle for a qualified defined contribution plan ("QP") (Rollover and direct transfer contributions only).


..   An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") --
    ("Rollover TSA") (Rollover and direct transfer contributions only; employer or plan approval required). We no longer accept contributions to TSA contracts.


Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix X" for more information.

CONTRACT VARIATIONS

These versions of the Accumulator(R) Series contracts are no longer being sold. This prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix VII later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2013, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

Contents of this Prospectus

--------------------------------------------------------------------------------





Index of key words and phrases                                 5
Who is AXA Equitable?                                          7
How to reach us                                                8
The Accumulator(R) Series at a glance -- key features         10


-----------------------------------------------------------------
FEE TABLE
-----------------------------------------------------------------

Examples                                                      15
Condensed financial information                               16


-----------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS
-----------------------------------------------------------------
How you can contribute to your contract                       17
Owner and annuitant requirements                              17
How you can make your contributions                           18
What are your investment options under the contract?          18
Portfolios of the Trusts                                      20
Allocating your contributions                                 27
Credits (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)          29
Guaranteed minimum death benefit and Guaranteed minimum
  income benefit base                                         30
Annuity purchase factors                                      32
Guaranteed minimum income benefit option                      33
Guaranteed minimum death benefit                              35
Guaranteed withdrawal benefit for life ("GWBL")               37
Principal guarantee benefits                                  40
Guaranteed benefit offers                                     41
Inherited IRA beneficiary continuation contract               42
Your right to cancel within a certain number of days          43


-----------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE
-----------------------------------------------------------------
Your account value and cash value                             44
Your contract's value in the variable investment options      44
Your contract's value in the guaranteed interest option       44
Your contract's value in the fixed maturity options           44
Your contract's value in the account for special dollar cost
  averaging                                                   44
Insufficient account value                                    44


-------------
"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

      -------------------------------------------------------------------
      3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
        OPTIONS
      -------------------------------------------------------------------
      Transferring your account value                                 46
      Our administrative procedures for calculating your Roll-Up
        benefit base following a transfer                             46
      Disruptive transfer activity                                    47
      Rebalancing your account value                                  48


      -------------------------------------------------------------------
      4.ACCESSING YOUR MONEY
      -------------------------------------------------------------------
      Withdrawing your account value                                  49
      How withdrawals are taken from your account value               52
      How withdrawals affect your Guaranteed minimum income
        benefit, Guaranteed minimum death benefit and Principal
        guarantee benefits                                            52
      How withdrawals affect your GWBL and GWBL Guaranteed
        minimum death benefit                                         52
      Withdrawals treated as surrenders                               53
      Loans under Rollover TSA contracts                              53
      Surrendering your contract to receive its cash value            53
      When to expect payments                                         54
      Your annuity payout options                                     54


      -------------------------------------------------------------------
      5.CHARGES AND EXPENSES
      -------------------------------------------------------------------
      Charges that AXA Equitable deducts                              56
      Charges that the Trusts deduct                                  60
      Group or sponsored arrangements                                 60
      Other distribution arrangements                                 60


      -------------------------------------------------------------------
      6.PAYMENT OF DEATH BENEFIT
      -------------------------------------------------------------------
      Your beneficiary and payment of benefit                         61
      Beneficiary continuation option                                 63


      -------------------------------------------------------------------
      7.TAX INFORMATION
      -------------------------------------------------------------------
      Overview                                                        66
      Contracts that fund a retirement arrangement                    66
      Transfers among investment options                              66
      Taxation of nonqualified annuities                              66
      Individual retirement arrangements (IRAs)                       68
      Traditional individual retirement annuities (traditional IRAs)  69
      Roth individual retirement annuities (Roth IRAs)                74
      Federal and state income tax withholding and information
        reporting                                                     76
      Special rules for contracts funding qualified plans             77
      Impact of taxes to AXA Equitable                                77


      -------------------------------------------------------------------
      8.MORE INFORMATION
      -------------------------------------------------------------------
      About Separate Account No. 49                                   78
      About the Trusts                                                78
      About our fixed maturity options                                78
      About the general account                                       79


About other methods of payment                             80
Dates and prices at which contract events occur            80
About your voting rights                                   81
Statutory compliance                                       82
About legal proceedings                                    82
Financial statements                                       82
Transfers of ownership, collateral assignments, loans and
  borrowing                                                82
About Custodial IRAs                                       82
How divorce may affect your guaranteed benefits            82
How divorce may affect your Joint Life GWBL                82
Distribution of the contracts                              83


--------------------------------------------------------------
9.INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
--------------------------------------------------------------




       ------------------------------------------------------------------
       APPENDICES
       ------------------------------------------------------------------
          I  --  Condensed financial information                      I-1
         II  --  Purchase considerations for QP contracts            II-1
        III  --  Market value adjustment example                    III-1
         IV  --  Enhanced death benefit example                      IV-1
          V  --  Hypothetical illustrations                           V-1
         VI  --  Earnings enhancement benefit example                VI-1
        VII  --  State contract availability and/or variations of
                   certain features and benefits                    VII-1
       VIII  --  Contract variations                               VIII-1
         IX  --  Tax-sheltered annuity contracts (TSAs)              IX-1
          X  --  Rules regarding contributions to your contract       X-1


       ------------------------------------------------------------------
       STATEMENT OF ADDITIONAL INFORMATION
         Table of contents                                            120
       ------------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.


                                                                    PAGE

       6% Roll-Up to age 85                                          31
       12 month dollar cost averaging                                28
       account for special dollar cost averaging                     27
       account value                                                 41
       administrative charge                                         56
       annual administrative charge                                  57
       Annual Ratchet                                                38
       Annual Ratchet to age 85 enhanced death benefit               31
       annuitant                                                     17
       annuitization                                                 54
       annuity maturity date                                         55
       annuity payout options                                        54
       annuity purchase factors                                      32
       automatic annual reset program                                32
       automatic customized reset program                            32
       automatic investment program                                  80
       AXA Allocation portfolios                                      1
       beneficiary                                                   61
       Beneficiary continuation option ("BCO")                       61
       business day                                                  80
       cash value                                                    44
       charges for state premium and other applicable taxes          60
       contract date                                                 18
       contract date anniversary                                     18
       contract year                                                 18
       contributions to Roth IRAs                                    74
          regular contributions                                      74
          rollovers and direct transfers                             70
          conversion contributions                                   75
       contributions to traditional IRAs                             69
          regular contributions                                      69
          rollovers and transfers                                     1
       credit                                                        29
       disability, terminal illness or confinement to nursing home   58
       disruptive transfer activity                                  46
       distribution charge                                           56
       Earnings enhancement benefit                                  36
       Earnings enhancement benefit charge                           59
       ERISA                                                         60
       fixed-dollar option                                           29
       fixed maturity options                                        26
       Flexible Premium IRA                                           2
       Flexible Premium Roth IRA                                      2
       free look                                                     43
       free withdrawal amount                                        58
       general account                                               79
       general dollar cost averaging                                 28
       guaranteed interest option                                    26
       Guaranteed minimum death benefit                              35
       Guaranteed minimum death benefit and Guaranteed
         minimum income benefit base                                 30
       Guaranteed minimum death benefit/Guaranteed minimum
         income benefit roll-up benefit base reset option            31


                                                                 PAGE

         Guaranteed minimum income benefit                          33
         Guaranteed minimum income benefit charge                   59
         Guaranteed minimum income benefit "no lapse guarantee"     33
         Guaranteed withdrawal benefit for life ("GWBL")            37
         Guaranteed withdrawal benefit for life charge              58
         GWBL benefit base                                          37
         Inherited IRA                                               2
         investment options                                          1
         Investment simplifier                                      29
         IRA                                                         2
         IRS                                                        64
         lifetime required minimum distribution withdrawals         50
         loan reserve account                                       52
         loans under Rollover TSA                                   52
         market adjusted amount                                     26
         market timing                                              46
         market value adjustment                                    26
         maturity dates                                             26
         maturity value                                             26
         Mortality and expense risks charge                         55
         NQ                                                          2
         one-time reset option                                      32
         Online Account Access                                       8
         partial withdrawals                                        49
         permitted variable investment options                      18
         Portfolio                                                   1
         Principal guarantee benefits                               40
         processing office                                        2, 8
         QP                                                          2
         rate to maturity                                           26
         rebalancing                                                47
         Rollover IRA                                                2
         Rollover TSA                                                2
         Roth Conversion IRA                                         2
         Roth IRA                                                    2
         SAI                                                         2
         SEC                                                         2
         self-directed allocation                                   27
         Separate Account No. 49                                    76
         special dollar cost averaging                              27
         Spousal continuation                                       61
         standard death benefit                                     30
         substantially equal withdrawals                            49
         systematic withdrawals                                     49
         TOPS                                                        8
         TSA                                                         2
         traditional IRA                                             2
         Trusts                                                  1, 76
         unit                                                       43
         variable investment options                             1, 19
         wire transmittals and electronic applications              78
         withdrawal charge                                          56

                        INDEX OF KEY WORDS AND PHRASES

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
fixed maturity options                 Guarantee Periods (Guaranteed Fixed
                                       Interest Accounts in supplemental
                                       materials)

variable investment options            Investment Funds

account value                          Annuity Account Value

rate to maturity                       Guaranteed Rates

unit                                   Accumulation Unit

Guaranteed minimum death benefit       Guaranteed death benefit

Guaranteed minimum income benefit      Guaranteed Income Benefit

Guaranteed withdrawal benefit for life Guaranteed withdrawal benefit

GWBL benefit base                      Guaranteed withdrawal benefit for
                                       life benefit base

Guaranteed annual withdrawal amount    Guaranteed withdrawal benefit for
                                       life Annual withdrawal amount

Excess withdrawal                      Guaranteed withdrawal benefit for
                                       life Excess withdrawal
-----------------------------------------------------------------------------

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------



We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $537 billion in assets as of December 31, 2012. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US


Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions;

..   statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your contract values as of the close of the contract year, including notification of eligibility for GWBL deferral bonuses and eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   rates to maturity for the fixed maturity options (not available through
    Online Account Access);

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options (not available through TOPS).

You can also:

..   change your allocation percentages and/or transfer among the investment options;

..   elect to receive certain contract statements electronically;

..   enroll in, modify or cancel a rebalancing program (through Online Account
    Access only)

..   change your address (not available through TOPS);

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your Online Account Access password (through Online Account Access only); and

..   access Frequently Asked Questions and Service Forms (not available through
    TOPS).


TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

                             WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth Conversion IRA or, depending on your contract, Flexible Premium Roth IRA contract;

(3)election of the automatic investment program;

(4)requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)spousal consent for loans under Rollover TSA contracts;

(6)requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required) and contracts with the Guaranteed withdrawal benefit for life ("GWBL");

(7)tax withholding elections (see withdrawal request form);

(8)election of the beneficiary continuation option;

(9)IRA contribution recharacterizations;

(10)Section 1035 exchanges;

(11)direct transfers and rollovers;

(12)exercise of the Guaranteed minimum income benefit;

(13)requests to reset your Roll-Up benefit base (for contracts that have both the Guaranteed minimum income benefit and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit) by electing one of the following: onetime reset option, automatic annual reset program or automatic customized reset program;

(14)requests to opt out of or back into the Annual Ratchet of the Guaranteed withdrawal benefit for life ("GWBL") benefit base;

(15)death claims;

(16)change in ownership (NQ only, if available under your contract);

(17)purchase by, or change of ownership to, a non-natural owner;

(18)requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed withdrawal benefit for life ("GWBL");


(19)requests to reset the guaranteed minimum value for contracts with a Principal guarantee benefit;

(20)transfers into and among the investment options; and

(21)withdrawal requests.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)12 month dollar cost averaging (for Accumulator(R) Select/SM/ contracts only); and

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;

(2)general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)12 month dollar cost averaging (for Accumulator(R) Select/SM/ contracts only);

(4)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only);

(5)substantially equal withdrawals;

(6)systematic withdrawals;

(7)the date annuity payments are to begin; and

(8)RMD payments from inherited IRAs.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST ONE CALENDAR DAY PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:


(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------

FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/.
                      Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.

                      Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                      Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "Rules regarding contributions to your contract" in "Appendix X" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.

                      ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                                      PLUS/SM/        ELITE/SM/       SELECT/SM/
-------------------------------------------------------------------------------------
Special dollar cost        Yes             No              Yes             No
averaging
-------------------------------------------------------------------------------------
12 month dollar cost       No              No              No              Yes
averaging
-------------------------------------------------------------------------------------
Credits                    No              Yes             No              No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment options
MANAGEMENT                  invest in different Portfolios managed by professional
                            investment advisers.
----------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS      .   Fixed maturity options ("FMOs") with maturities ranging
                                from approximately 1 to 10 years (subject to
                                availability).
                            .   Each fixed maturity option offers a guarantee of
                                principal and interest rate if you hold it to maturity.
                            ------------------------------------------------------------
                            If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value
                            adjustment due to differences in interest rates. If you
                            withdraw or transfer only a portion of a fixed maturity
                            amount, this may increase or decrease any value that you
                            have left in that fixed maturity option. If you surrender
                            your contract, a market value adjustment also applies.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            ------------------------------------------------------------
                            .   No tax on transfers among investment options inside the
                                contract. For more information, please see "How you can
                                contribute to your contract" in "Contract features and
                                benefits" later in this Prospectus.
                            ------------------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract which is an Individual Retirement Annuity (IRA) or
                            Tax Sheltered Annuity (TSA), or to fund an employer
                            retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits
                            beyond those already provided by the Internal Revenue Code for these types of arrangements. Before purchasing or
                            contributing to one of the contracts, you should consider
                            whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the
                            relative features, benefits and costs of these annuities
                            compared with any other investment that you may use in
                            connection with your retirement plan or arrangement.
                            Depending on your personal situation, the contract's
                            guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The Guaranteed minimum income benefit provides income
INCOME BENEFIT              protection for you during your life once you elect to
                            annuitize the contract.
----------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

-----------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL  The Guaranteed withdrawal benefit for life option ("GWBL")
BENEFIT FOR LIFE       guarantees that you can take withdrawals up to a maximum
                       amount each contract year (your "Guaranteed annual
                       withdrawal amount") beginning at age 45 or later.
                       Withdrawals are taken from your account value and continue during your lifetime even if your account value falls to
                       zero (unless it is caused by a withdrawal that exceeds your
                       Guaranteed annual withdrawal amount).
-----------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS   We currently continue to accept contributions to: (i) QP
                       contracts; and (ii) all contracts, except TSA, issued in
                       the state of Florida and Oregon. Information regarding
                       contributions in this section is for the benefit of
                       contract owners currently eligible to continue making
                       contributions to the contracts.
                       The chart below shows the minimum initial and additional
                       contribution amounts under the contracts. Initial
                       contribution amounts are provided for informational
                       purposes only. Please see "How you can contribute to your
                       contract" under "Contract features and benefits" and "Rules regarding contributions to your contract" in "Appendix X"
                       for more information.



                           ACCUMULATOR(R)     ACCUMULATOR(R)      ACCUMULATOR(R)      ACCUMULATOR(R)
                                              PLUS/SM/            ELITE/SM/           SELECT/SM/
---------------------------------------------------------------------------------------------------------
NQ                         $5,000($500)/(1)/  $10,000($500)/(1)/  $10,000($500)/(1)/  $25,000($500)/(1)/
---------------------------------------------------------------------------------------------------------
Rollover IRA               $5,000($50)        $10,000($50)        $10,000($50)        $25,000($50)
---------------------------------------------------------------------------------------------------------
Flexible Premium IRA       $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Roth Conversion IRA        $5,000($50)        $10,000($50)        $10,000($50)        $25,000($50)
---------------------------------------------------------------------------------------------------------
Flexible Premium Roth IRA  $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary  $5,000($1,000)     n/a                 $10,000($1,000)     $25,000($1,000)
Continuation contract
(traditional IRA or Roth
IRA) ("Inherited IRA")
---------------------------------------------------------------------------------------------------------
QP                         $5,000($500)       $10,000($500)       $10,000($500)       n/a
---------------------------------------------------------------------------------------------------------
Rollover TSA/(3)/          $5,000($500)       $10,000($500)       $10,000($500)       $25,000($500)
---------------------------------------------------------------------------------------------------------
/(1)/$100 monthly and $300 quarterly under our automatic investment program.
/(2)/$50 monthly or quarterly under our automatic investment program.
/(3)/We no longer accept contributions to TSA contracts.


                                 .   Maximum contribution limitations apply to all
                                     contracts. For more information, please see "How you
                                     can contribute to your contract" in "Contract features
                                     and benefits" later in this Prospectus.
                                 ------------------------------------------------------------
                                 In general, contributions are limited to $1.5 million
                                 ($500,000 maximum for owners or annuitants who are age 81
                                 and older at contract issue) under all Accumulator(R)
                                 Series contracts with the same owner or annuitant. We
                                 generally limit aggregate contributions made after the
                                 first contract year to 150% of first-year contributions.
                                 Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions,
                                 including our rights to (i) change minimum and maximum
                                 contribution requirements and limitations, and (ii)
                                 discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your
                                 contributions and transfers to any of the variable
                                 investment options and to limit the number of variable
                                 investment options which you may elect. For more
                                 information, please see "How you can contribute to your
                                 contract" in "Contract features and benefits" later in this
                                 Prospectus.
---------------------------------------------------------------------------------------------
CREDIT (ACCUMULATOR(R) PLUS/SM/  We allocate your contributions to your account value. We
CONTRACTS ONLY)                  allocate a credit to your account value at the same time
                                 that we allocate your contributions. The credit will apply to additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract.
                                 The amount of credit may be up to 5% of each contribution, depending on certain factors. The credit is subject to
                                 recovery by us in certain limited circumstances.
---------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY             .   Partial withdrawals
                                 .   Several withdrawal options on a periodic basis
                                 .   Loans under Rollover TSA contracts (employer or plan
                                     approval required)
                                 .   Contract surrender
                                 .   Maximum payment plan (only under contracts with GWBL)
                                 .   Customized payment plan (only under contracts with GWBL)
                                 You may incur a withdrawal charge (not applicable to
                                 Accumulator(R) Select/SM/ contracts) for certain
                                 withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty. Certain withdrawals
                                 will diminish the value of optional benefits.
---------------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

---------------------------------------------------------------------------------------
PAYOUT OPTIONS             .   Fixed annuity payout options
---------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Guaranteed minimum death benefit options
                           .   Principal guarantee benefits
                           .   Dollar cost averaging
                           .   Automatic investment program
                           .   Account value rebalancing (quarterly, semiannually, and
                               annually)
                           .   Free transfers
                           .   Waiver of withdrawal charge for certain withdrawals,
                               disability, terminal illness, or confinement to a
                               nursing home (not applicable to Accumulator(R)
                               Select/SM/ contracts)
                           .   Earnings enhancement benefit, an optional death benefit
                               available under certain contracts
                           .   Spousal continuation
                           .   Beneficiary continuation option
                           .   Guaranteed minimum death benefit/Guaranteed minimum
                               income benefit roll-up benefit base reset
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see "Rules regarding contributions to your contract"
AGES                       in "Appendix X" for owner and annuitant issue ages
                           applicable to your contract.
---------------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS  From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain
                           guaranteed benefits. See "Guaranteed benefit offers" in
                           "Contract features and benefits" for more information.
---------------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VII LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

All features listed below may not have been available at the time you purchased your contract. See Appendix VIII later in this Prospectus for more information.


The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals, apply your cash value to certain payout options or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.



--------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of       ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
contributions withdrawn (deducted if you           7.00%          PLUS/SM/       ELITE/SM/      SELECT/SM/
surrender your contract or make certain                           8.00%          8.00%          N/A
withdrawals or apply your cash value to certain
payout options)./(1)/

SPECIAL SERVICES CHARGES
..   Wire transfer charge       Current and Maximum Charge:  $90
..   Express mail charge        Current and Maximum Charge:  $35
..   Duplicate contract charge  Current and Maximum Charge:  $35
----------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
-----------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
-----------------------------------------------------------------------------------------------------
Maximum annual
administrative
charge/(2)/
   If your account
   value on a
   contract date
   anniversary is
   less than
   $50,000/(3)/         $30
   If your account
   value on a
   contract date
   anniversary is
   $50,000 or more      $0
-----------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF
 DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT        ACCUMULATOR(R) ACCUMULATOR(R)      ACCUMULATOR(R)       ACCUMULATOR(R)
ANNUAL EXPENSES:                       PLUS/SM/            ELITE/SM/            SELECT/SM/
Mortality and
expense risks/(4)/      0.80%          0.95%               1.10%                1.10%
Administrative          0.30%          0.35%               0.30%                0.25%
Distribution            0.20%          0.25%               0.25%                0.35%
                        -----          -----               -----                -----
Total Separate
account annual
expenses                1.30%          1.55%               1.65%                1.70%
-----------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING OPTIONAL
 BENEFITS
-----------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM
DEATH BENEFIT
CHARGE (Calculated
as a percentage of
the applicable
benefit base.
Deducted
annually/(2) /on
each contract date
anniversary for
which the benefit
is in effect.)

   Standard death
   benefit and GWBL
   Standard death
   benefit              No charge

   Annual Ratchet
   to age 85            0.25%

   Greater of 6%
   Roll-Up to age
   85 or Annual
   Ratchet to age 85    0.60% or 0.65%*

   GWBL Enhanced
   death benefit        0.30%

*  Please see Appendix VIII later in this Prospectus for more information on the charge applicable under your Accumulator(R) Series contract.
-----------------------------------------------------------------------------------------------------

                                   FEE TABLE

PRINCIPAL GUARANTEE BENEFITS CHARGE (Calculated as a percentage of the account value. Deducted annually/(2) /on each contract date anniversary for which the benefit is in effect.)

   100% Principal guarantee benefit                  0.50%

   125% Principal guarantee benefit                  0.75%
--------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE             0.65%
(Calculated as a percentage of the applicable
benefit base. Deducted annually/(2) /on each
contract date anniversary for which the benefit
is in effect.)
--------------------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE (Calculated      0.35%
as a percentage of the account value. Deducted
annually/(2) /on each contract date anniversary
for which the benefit is in effect.)
--------------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT       0.60% for the Single Life option
CHARGE (Calculated as a percentage of the GWBL       0.75% for the Joint Life option
benefit base. Deducted annually/(2)/ on each
contract date anniversary.)
--------------------------------------------------------------------------------------
If your GWBL benefit base ratchets, we will          0.75% for the Single Life option
increase your charge to:                             0.90% for the Joint Life option

Please see "Guaranteed withdrawal benefit for life" ("GWBL") in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.

-----------------------------------------------------------------------------
NET LOAN INTEREST CHARGE -- ROLLOVER TSA CONTRACTS ONLY     2.00%/(5)/
(Calculated and deducted daily as a percentage of the
outstanding loan amount.)
-----------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


---------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012 (expenses that are deducted from
Portfolio assets including management fees, 12b-1 fees, service fees, and/or other   Lowest Highest
expenses)/(6)/                                                                       0.63%  1.44%
---------------------------------------------------------------------------------------------------


Notes:

(1)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)    Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
     1........     7.00%          8.00%          8.00%
     2........     7.00%          8.00%          7.00%
     3........     6.00%          7.00%          6.00%
     4........     6.00%          7.00%          5.00%
     5........     5.00%          6.00%          0.00%
     6........     3.00%          5.00%          0.00%
     7........     1.00%          4.00%          0.00%
     8........     0.00%          3.00%          0.00%
     9+.......     0.00%          0.00%          0.00%

(2)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(3)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(4)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM/ contracts, the charges also compensate us for the expense associated with the credit.

                                   FEE TABLE

(5)We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(6)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2012, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and the EQ/Small Company Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 and the Earnings enhancement benefit with either the Guaranteed minimum income benefit (with the annual reset feature) or the 125% Principal guarantee benefit) would pay in the situations illustrated. All values in the expense examples were calculated with the Guaranteed minimum income benefit except for the AXA Moderate Allocation portfolio. The AXA Moderate Allocation portfolio is calculated with either the Guaranteed minimum income benefit or the 125% Principal guarantee benefit depending on which benefit yielded the higher expenses. These examples use an average annual administrative charge based on the charges paid in the prior calendar year, which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Accumulator(R) 0.012%; Accumulator(R) Plus/SM/ 0.009%; Accumulator(R) Elite/SM/ 0.008%; and Accumulator(R) Select/SM/ 0.006%.

The fixed maturity options, guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the 12 month dollar cost averaging program (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract) and the charge for any optional benefits do apply to the fixed maturity options, guaranteed interest option, the account for special dollar cost averaging and the 12 month dollar cost averaging program. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.


The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts assumes that a 4% credit was applied to your contribution. Other than the administrative charge (which is described immediately above), the examples also assume maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          ACCUMULATOR(R)
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,163   $2,019    $2,914    $5,092    $463    $1,419    $2,414    $5,092
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,078   $1,769    $2,508    $4,336    $378    $1,169    $2,008    $4,336
---------------------------------------------------------------------------------------------------------------
                                     ACCUMULATOR(R) ELITE/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,300   $2,124    $2,584    $5,396    $500    $1,524    $2,584    $5,396
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,215   $1,877    $2,183    $4,667    $415    $1,277    $2,183    $4,667
---------------------------------------------------------------------------------------------------------------

                                   FEE TABLE


                          ACCUMULATOR(R) PLUS/SM/
                              ACCUMULATOR(R)
                                  ELITESM
-----------------------------------------------------------------------------------------
                                                     IF YOU DO NOT SURRENDER YOUR
              IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
              END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
-----------------------------------------------------------------------------------------
              1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------
(a)assuming
   maximum
   fees and
   expenses
   of any
   of the
   Portfolios $1,303   $2,237    $3,208    $5,460    $503    $1,537    $2,608    $5,460
-----------------------------------------------------------------------------------------
(b)assuming
   minimum
   fees and
   expenses
   of any
   of the
   Portfolios $1,216   $1,979    $2,790    $4,693    $416    $1,279    $2,190    $4,693
-----------------------------------------------------------------------------------------


                                    ACCUMULATOR(R) SELECT/SM/
------------------------------------------------------------------------------------------------------------
                                                                         IF YOU SURRENDER OR DO NOT
                                    IF YOU ANNUITIZE AT THE END OF THE SURRENDER YOUR CONTRACT AT THE END OF
                                        APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------
                                    1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                        N/A      $1,889  $2,957   $5,787   $505    $1,539    $2,607    $5,437
------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                        N/A      $1,641  $2,558   $5,062   $420    $1,291    $2,208    $4,712
------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix V at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus or the Statement of Additional Information for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2012.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.


We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.


Additional contributions may not be permitted in your state. Please see Appendix VII later in this Prospectus to see if additional contributions are permitted in your state.

The table in Appendix X summarizes our current rules regarding contributions to your contract, which rules are subject to change. We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
WE HAVE EXERCISED OUR RIGHT TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS TO THE CONTRACTS AS DESCRIBED ABOVE. WE RESERVE THE RIGHT TO FURTHER CHANGE OUR
CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS TO THE CONTRACTS.
--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VII later in this Prospectus.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

--------------------------------------------------------------------------------
THE "OWNER" IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING, CONTRACT BENEFITS. THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS NON-NATURAL, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability corporations to be owners of the Accumulator(R) Select/SM/ contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select/SM/ contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single life contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

                        CONTRACT FEATURES AND BENEFITS

Certain benefits under your contract, as described later in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. If the contract is jointly owned and GWBL has not been elected, benefits are based on the age of the older joint owner. In this Prospectus, when we use the term "owner", we intend this to be a reference to the annuitant if the contract has a non-natural owner. If GWBL is elected, the terms "owner" and "successor owner" are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. We do not permit joint annuitants unless you elect the Guaranteed withdrawal benefit for life on a Joint Life basis, and the contract is owned by a non-natural owner. Under QP contracts, all benefits are based on the age of the annuitant.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Guaranteed minimum income benefit ("GMIB") or the Guaranteed withdrawal benefit for life ("GWBL"), or an enhanced death benefit, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, GWBL and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12 MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

Your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging. If you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging and the following variable investment options: the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio ("permitted variable investment options").

                        CONTRACT FEATURES AND BENEFITS

If you elect the 125% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging and the AXA Moderate Allocation Portfolio.

Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

  -

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions. If you have the GMIB, the Guaranteed withdrawal benefit for life, a Principal guarantee benefit, or other guaranteed benefit, this strategy may also indirectly suppress the value of the guaranteed benefit bases.

You should be aware that having the GMIB, the Guaranteed withdrawal benefit for life, a Principal guarantee benefit, or other guaranteed benefits limits your ability to invest in some of the variable investment options otherwise available to you under the contract. If you do not have the GMIB, Guaranteed withdrawal benefit for life, a Principal guarantee benefit, or other guaranteed benefits then, unless otherwise stated in this Prospectus, you may select from the variable investment options listed below. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.

The investment strategies of the Portfolios and the restrictions on investment options are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. These approaches, while reducing volatility, may also suppress the investment performance of your contract and the value of your guaranteed benefit bases.


--------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -                                                                  INVESTMENT MANAGER (OR
 CLASS B SHARES                                                           SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                            AS APPLICABLE)
--------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE       Seeks to achieve long-term capital appreciation.     .   AXA Equitable Funds
  ALLOCATION                                                                  Management Group, LLC
--------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks to achieve a high level of current income.     .   AXA Equitable Funds
  ALLOCATION                                                                  Management Group, LLC
--------------------------------------------------------------------------------------------------------
AXA                  Seeks current income and growth of capital, with a   .   AXA Equitable Funds
  CONSERVATIVE-PLUS  greater emphasis on current income.                      Management Group, LLC
  ALLOCATION
--------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks to achieve long-term capital appreciation and  .   AXA Equitable Funds
  ALLOCATION         current income.                                          Management Group, LLC
--------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS    Seeks to achieve long-term capital appreciation and  .   AXA Equitable Funds
  ALLOCATION         current income, with a greater emphasis on capital       Management Group, LLC
                     appreciation.
--------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -
 CLASS B SHARES                                                                 INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                  SUB-ADVISER(S), AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  AGGRESSIVE EQUITY  emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   ClearBridge Investments,
                                                                                    LLC
                                                                                .   GCIC US Ltd.
                                                                                .   Marsico
                                                                                    Capital Management, LLC
                                                                                .   T. Rowe Price Associates,
                                                                                    Inc.
                                                                                .   Westfield Capital
                                                                                    Management Company, L.P.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks to achieve a balance of high current income and      .   BlackRock Financial
  BOND               capital appreciation, consistent with a prudent level of       Management, Inc.
                     risk.                                                      .   Pacific Investment
                                                                                    Management Company LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  INTERNATIONAL      emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
  EQUITY             in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   EARNEST Partners, LLC
                                                                                .   J.P. Morgan Investment
                                                                                    Management Inc.
                                                                                .   Marsico
                                                                                    Capital Management, LLC
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP CORE EQUITY    emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   Janus Capital Management,
                                                                                    LLC
                                                                                .   Thornburg Investment
                                                                                    Management, Inc.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   Institutional Capital LLC
                                                                                .   MFS Investment Management
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Franklin Advisers, Inc.
                                                                                .   Wellington Management
                                                                                    Company, LLP
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Diamond Hill Capital
                                                                                    Management, Inc.
                                                                                .   Knightsbridge Asset
                                                                                    Management, LLC
                                                                                .   Lord, Abbett & Co. LLC
--------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -
 CLASS B SHARES                                                                 INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                  SUB-ADVISER(S), AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve high total return through a combination   .   Pacific Investment
  MULTI-SECTOR BOND  of current income and capital appreciation.                    Management Company LLC
                                                                                .   Post Advisory Group, LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL   Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Lord, Abbett & Co. LLC
                                                                                .   Morgan Stanley
                                                                                    Investment Management Inc.
                                                                                .   NorthPointe Capital, LLC
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL   Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Franklin Advisory
                                                                                    Services, LLC
                                                                                .   Pacific Global Investment
                                                                                    Management Company
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.              .   Allianz Global Investors
  TECHNOLOGY                                                                        US LLC
                                                                                .   AXA Equitable Funds
                                                                                    Management Group, LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
                                                                                .   Wellington Management
                                                                                    Company, LLP

-----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -
 CLASS IB SHARES                                                                   INVESTMENT MANAGER (OR
 PORTFOLIO NAME        OBJECTIVE                                                   SUB-ADVISER(S), AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
                       Seeks to achieve long-term growth of capital.               .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN
  SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN        Seeks to achieve long-term total return with an emphasis    .   AXA Equitable Funds
  SMALL CAP VALUE      on risk-adjusted returns and managing volatility in the         Management Group, LLC
  CORE                 Portfolio.                                                  .   BlackRock Investment
                                                                                       Management, LLC
                                                                                   .   Franklin Advisory
                                                                                       Services, LLC
-----------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC     Seeks to achieve capital appreciation and secondarily,      .   BlackRock Investment
  VALUE EQUITY         income.                                                         Management, LLC
-----------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS     Seeks a combination of growth and income to achieve an      .   Boston Advisors, LLC
  EQUITY INCOME        above-average and consistent total return.
-----------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY    Seeks to achieve long-term capital appreciation.            .   Calvert Investment
  RESPONSIBLE                                                                          Management Inc.
-----------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN    Seeks to achieve long-term growth of capital.               .   Capital Guardian Trust
  RESEARCH                                                                             Company
-----------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK        Seeks to achieve a total return before expenses that        .   AllianceBernstein L.P.
  INDEX                approximates the total return performance of the Russell
                       3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
-----------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -
 CLASS IB SHARES                                                                  INVESTMENT MANAGER (OR
 PORTFOLIO NAME       OBJECTIVE                                                   SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX    Seeks to achieve a total return before expenses that        .   AXA Equitable Funds
                      approximates the total return performance of the Barclays       Management Group, LLC
                      Intermediate U.S. Government/Credit Index, including        .   SSgA Funds Management,
                      reinvestment of dividends, at a risk level consistent with      Inc.
                      that of the Barclays Intermediate U.S. Government/Credit
                      Index.
----------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK     Seeks to achieve long-term growth of capital.               .   Davis Selected Advisers,
  VENTURE                                                                             L.P.
----------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX   Seeks to achieve a total return before expenses that        .   AllianceBernstein L.P.
                      approximates the total return performance of the S&P
                      500 Index, including reinvestment of dividends, at a risk
                      level consistent with that of the S&P 500 Index.
----------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH      Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds
  PLUS                emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                      in the Portfolio.                                           .   BlackRock Capital
                                                                                      Management, Inc.
                                                                                  .   BlackRock Investment
                                                                                      Management, LLC
----------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE      Seeks to maximize income while maintaining prospects        .   AXA Equitable Funds
  BALANCED            for capital appreciation with an emphasis on risk-adjusted      Management Group, LLC
                      returns and managing volatility in the Portfolio.           .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Franklin Advisers, Inc.
----------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN           Primarily seeks capital appreciation and secondarily seeks  .   AXA Equitable Funds
  TEMPLETON           income.                                                         Management Group, LLC
  ALLOCATION
----------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS      Seeks to achieve capital appreciation.                      .   GAMCO Asset Management,
  AND ACQUISITIONS                                                                    Inc.
----------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL        Seeks to maximize capital appreciation.                     .   GAMCO Asset Management,
  COMPANY VALUE                                                                       Inc.
----------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS   Seeks to achieve capital growth and current income.         .   AXA Equitable Funds
                                                                                      Management Group, LLC
                                                                                  .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   First International
                                                                                      Advisors, LLC
                                                                                  .   Wells Capital Management,
                                                                                      Inc.
----------------------------------------------------------------------------------------------------------------
EQ/GLOBAL             Seeks to achieve long-term capital appreciation with an     .   AXA Equitable Funds
  MULTI-SECTOR        emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
  EQUITY              in the Portfolio.                                           .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Morgan Stanley
                                                                                      Investment Management Inc.
----------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE       Seeks to achieve a total return before expenses that        .   AXA Equitable Funds
  GOVERNMENT BOND     approximates the total return performance of the Barclays       Management Group, LLC
                      Intermediate U.S. Government Bond Index, including          .   SSgA Funds Management,
                      reinvestment of dividends, at a risk level consistent with      Inc.
                      that of the Barclays Intermediate U.S. Government Bond
                      Index.
----------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -                                                               INVESTMENT MANAGER (OR
 CLASS IB SHARES                                                                   SUB-ADVISER(S),
 PORTFOLIO NAME       OBJECTIVE                                                    AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL      Seeks to achieve long-term growth of capital with an         .   AXA Equitable Funds
  CORE PLUS           emphasis on risk-adjusted returns and managing volatility        Management Group, LLC
                      in the Portfolio.                                            .   BlackRock Investment
                                                                                       Management, LLC
                                                                                   .   Hirayama Investments, LLC
                                                                                   .   WHV Investment Management
-----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL      Seeks to achieve a total return (before expenses) that       .   AllianceBernstein L.P.
  EQUITY INDEX        approximates the total return performance of a composite
                      index comprised of 40% DJ EURO STOXX 50 Index, 25%
                      FTSE 100 Index, 25% TOPIX Index and 10% S&P/ASX
                      200 Index, including reinvestment of dividends, at a risk
                      level consistent with that of the composite index.
-----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL      Seeks to provide current income and long-term growth of      .   AXA Equitable Funds
  VALUE PLUS          income, accompanied by growth of capital with an                 Management Group, LLC
                      emphasis on risk-adjusted returns and managing volatility    .   BlackRock Investment
                      in the Portfolio.                                                Management, LLC
                                                                                   .   Northern Cross, LLC
-----------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE     Seeks to achieve long-term capital appreciation.             .   J.P. Morgan Investment
  OPPORTUNITIES                                                                        Management Inc.
-----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE     Seeks to achieve long-term growth of capital with an         .   AXA Equitable Funds
  PLUS                emphasis on risk-adjusted returns and managing volatility        Management Group, LLC
                      in the Portfolio.                                            .   BlackRock Investment
                                                                                       Management, LLC
                                                                                   .   Institutional Capital LLC
-----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH   Seeks to achieve a total return before expenses that         .   AllianceBernstein L.P.
  INDEX               approximates the total return performance of the Russell
                      1000 Growth Index, including reinvestment of dividends
                      at a risk level consistent with that of the Russell 1000
                      Growth Index.
-----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH   Seeks to provide long-term capital growth with an            .   AXA Equitable Funds
  PLUS                emphasis on risk-adjusted returns and managing volatility        Management Group, LLC
                      in the Portfolio.                                            .   BlackRock Investment
                                                                                       Management, LLC
                                                                                   .   Marsico
                                                                                       Capital Management, LLC
-----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE    Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
  INDEX               approximates the total return performance of the Russell         Inc.
                      1000 Value Index, including reinvestment of dividends, at
                      a risk level consistent with that of the Russell 1000 Value
                      Index.
-----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE    Seeks to achieve long-term growth of capital with an         .   AllianceBernstein L.P.
  PLUS                emphasis on risk-adjusted returns and managing volatility    .   AXA Equitable Funds
                      in the Portfolio.                                                Management Group, LLC
-----------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT        Seeks to achieve capital appreciation and growth of          .   Lord, Abbett & Co. LLC
  LARGE CAP CORE      income with reasonable risk.
-----------------------------------------------------------------------------------------------------------------
EQ/MFS                Seeks to achieve capital appreciation.                       .   Massachusetts Financial
  INTERNATIONAL                                                                        Services Company d/b/a
  GROWTH                                                                               MFS Investment Management
-----------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -                                                               INVESTMENT MANAGER (OR
 CLASS IB SHARES                                                                   SUB-ADVISER(S),
 PORTFOLIO NAME       OBJECTIVE                                                    AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX      Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
                      approximates the total return performance of the S&P             Inc.
                      Mid Cap 400 Index, including reinvestment of dividends,
                      at a risk level consistent with that of the S&P Mid Cap
                      400 Index.
-----------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE      Seeks to achieve long-term capital appreciation with an      .   AXA Equitable Funds
  PLUS                emphasis on risk adjusted returns and managing volatility        Management Group, LLC
                      in the Portfolio.                                            .   BlackRock Investment
                                                                                       Management, LLC
                                                                                   .   Wellington Management
                                                                                       Company, LLP
-----------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET       Seeks to obtain a high level of current income, preserve     .   The Dreyfus Corporation
                      its assets and maintain liquidity.
-----------------------------------------------------------------------------------------------------------------
EQ/MONTAG &           Seeks to achieve capital appreciation.                       .   Montag & Caldwell, LLC
  CALDWELL GROWTH
-----------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY     Seeks to achieve capital growth.                             .   Morgan Stanley
  MID CAP GROWTH                                                                       Investment Management Inc.
-----------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP   Seeks to achieve capital appreciation, which may             .   AXA Equitable Funds
  EQUITY              occasionally be short-term, with an emphasis on risk             Management Group, LLC
                      adjusted returns and managing volatility in the Portfolio.   .   BlackRock Investment
                                                                                       Management, LLC
                                                                                   .   Franklin Mutual Advisers,
                                                                                       LLC
-----------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER        Seeks to achieve capital appreciation.                       .   OppenheimerFunds, Inc.
  GLOBAL
-----------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA        Seeks to generate a return in excess of traditional money    .   Pacific Investment
  SHORT BOND          market products while maintaining an emphasis on                 Management Company, LLC
                      preservation of capital and liquidity.
-----------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS  Seeks to achieve high current income consistent with         .   AllianceBernstein L.P.
                      moderate risk to capital.
-----------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY      Seeks to replicate as closely as possible (before expenses)  .   AllianceBernstein L.P.
  INDEX               the total return of the Russell 2000 Index.
-----------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE      Seeks to achieve long-term capital appreciation and          .   T. Rowe Price Associates,
  GROWTH STOCK        secondarily, income.                                             Inc.
-----------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL   Seeks to achieve long-term capital growth with an            .   AXA Equitable Funds
  EQUITY              emphasis on risk adjusted returns and managing volatility        Management Group, LLC
                      in the Portfolio.                                            .   BlackRock Investment
                                                                                       Management, LLC
                                                                                   .   Templeton
                                                                                       Investment Counsel, LLC
-----------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND     Seeks to achieve total return through capital appreciation   .   UBS Global Asset
  INCOME              with income as a secondary consideration.                        Management (Americas) Inc.
-----------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN         Seeks to achieve capital growth and income.                  .   Invesco Advisers, Inc.
  COMSTOCK
-----------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO        Seeks to achieve long-term capital growth.                   .   Wells Capital Management,
  OMEGA GROWTH                                                                         Inc.
-----------------------------------------------------------------------------------------------------------------




YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically based upon our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VII later in this Prospectus for state variations.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2013 is 1.00%. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

FIXED MATURITY OPTIONS

We may offer fixed maturity options with maturity dates ranging from one to ten years. Also, we reserve the right to discontinue offering fixed maturity options at any time. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than twelve different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option, based on our discretion and according to our procedures ("rate to maturity"). The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional or see Appendix VII later in this Prospectus to see if fixed maturity options are available in your state.

--------------------------------------------------------------------------------
FIXED MATURITY OPTIONS GENERALLY RANGE FROM ONE TO TEN YEARS TO MATURITY.
--------------------------------------------------------------------------------

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We may offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for owner and annuitant ages 76 and older. See "Allocating your contributions" below.

Each new contribution is applied to a new fixed maturity option. When you apply for an Accumulator(R) Series contract, a 60-day rate lock-in will apply from the date the application is signed. Any contributions received and designated for a fixed maturity option during this period will receive the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever is greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from any of the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.

YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed below in "Allocating your contributions" would apply:

(a)transfer the maturity value into another available fixed maturity option, one or more of the variable investment options or the guaranteed interest option; or

(b)withdraw the maturity value (for all contracts except Accumulator(R) Select/SM/, there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 15, 2013, the next available maturity date was February 15, 2023. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for charges) of a portion of the

                        CONTRACT FEATURES AND BENEFITS
amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a)the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and

(b)the length of time remaining until the maturity date.

If fixed maturity option interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if fixed maturity option interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states-see Appendix VII later in this Prospectus for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contract owners, no more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any variable investment option. If an owner or annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING program. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

                        CONTRACT FEATURES AND BENEFITS

You may have your account value transferred to any of the variable investment options available under your contract. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. Please see Appendix VII for more information on state availability or certain restrictions in your state.

You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you are participating in a Principal guarantee benefit, the general dollar cost averaging program is not available.

If you elect the Guaranteed withdrawal benefit for life, general dollar cost averaging is not available.

12 MONTH DOLLAR COST AVERAGING PROGRAM. The 12 month dollar cost averaging program is only available to Accumulator(R) Select/SM/ contract owners. You may dollar cost average from the EQ/Money Market option into any of the other variable investment options. You may elect to participate in the 12 month dollar cost averaging program at any time subject to the age limitation on contributions described earlier in this Prospectus. Contributions into the account for 12 month dollar cost averaging may not be transfers from other investment options. You must allocate your entire initial contribution into the EQ/Money Market option if you are selecting the 12 month dollar cost averaging program at application to purchase an Accumulator(R) Select/SM/ contract; thereafter, initial allocations to any new 12 month dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time. We will transfer your value in the EQ/Money Market option into the other variable investment options that you select over the next 12 months or such other period we may offer. Once the time period then in effect has run, you may then select to participate in the dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the transfer date will be the same day of the month as the contract date, but not later than the 28th. For a 12 month dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the

                        CONTRACT FEATURES AND BENEFITS

12 month dollar cost averaging program, but not later than the 28th of the month. All amounts will be transferred out by the end of the time period then in effect. Under this program we will not deduct the mortality and expense risks, administrative, and distribution charges from assets in the EQ/Money Market option.

You may not transfer amounts to the EQ/Money Market option established for this program that are not part of the 12 month dollar cost averaging program. The only amounts that should be transferred from the EQ/Money Market option are your regularly scheduled transfers to the other variable investment options. If you request to transfer or withdraw any other amounts from the EQ/Money Market option, we will transfer all of the value that you have remaining in the account for 12 month dollar cost averaging to the investment options according to the allocation percentages we have on file for you. You may ask us to cancel your participation at any time.

You may not participate in the 12 month dollar cost averaging program if you elect the Guaranteed withdrawal benefit for life or a Principal guarantee benefit.

INVESTMENT SIMPLIFIER

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), the fixed dollar option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                              -------------------

You may not participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program, you may participate in any of the dollar cost averaging programs except general dollar cost averaging, and for Accumulator(R) Select/SM/ contract owners, the 12 month dollar cost averaging program. You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" immediately below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix VII later in this Prospectus for more information on state availability.

CREDITS (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.

The amount of the credit will be 4%, 4.5% or 5% of each contribution based on the following breakpoints and rules:

               -------------------------------------------------
                                               CREDIT PERCENTAGE
               FIRST YEAR TOTAL CONTRIBUTIONS     APPLIED TO
                        BREAKPOINTS              CONTRIBUTIONS
               -------------------------------------------------
               Less than $500,000                      4%
               -------------------------------------------------
               $500,000-$999,999.99                   4.5%
               -------------------------------------------------
               $1 million or more                      5%
               -------------------------------------------------

The percentage of the credit is based on your total first year contributions. If you purchase a Principal guarantee benefit, you may not make additional contributions after the first six months. This credit percentage will be credited to your initial contribution and each

                        CONTRACT FEATURES AND BENEFITS
additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 - 7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make additional contributions to meet one of the breakpoints (the "Expected First Year Contribution Amount") and your initial contribution is at least 50% of the Expected First Year Contribution Amount, your credit percentage will be as follows:

   -- For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

   -- For any subsequent contribution that results in your total contributions to date exceeding your Expected First Year Contribution Amount, such that the credit percentage should have been higher, we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

   -- If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been lower, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions.

   -- The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix VII later in this Prospectus for information on state availability.

..   No indication of intent:

   -- For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus).

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturing date(s). A market value adjustment may apply to withdrawals from the fixed maturity options.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. You should consider this possibility before purchasing the contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section.

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

                        CONTRACT FEATURES AND BENEFITS

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

6% ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

The effective annual roll-up rate credited to this benefit base is:

..   6% with respect to the variable investment options (including amounts allocated to the account for special dollar cost averaging under Accumulator(R) and Accumulator(R) Elite/SM/ contracts but excluding all other amounts allocated to the EQ/Money Market and EQ/Intermediate Government Bond variable investment options and monies allocated to the 12 month dollar cost averaging program under Accumulator(R) Select/SM/); the effective annual rate may be 4% in some states. Please see Appendix VII later in this Prospectus to see what applies in your state; and

..   3% with respect to the EQ/Intermediate Government Bond, EQ/Money Market,
    the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. For contracts with non-natural owners, the benefit base stops rolling up on the contract date anniversary following the annuitant's 85th birthday.

Please see "Our administrative procedures for calculating your Roll-Up benefit base following a transfer" later in the Prospectus for more information about how we calculate your Roll-Up benefit base when you transfer account values between investment options with a higher roll-up rate (4-6%) and investment options with a lower roll-up rate (3%).

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                      or

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits"in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                      or

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

For contracts with non-natural owners, the last contract date anniversary a ratchet could occur is based on the annuitant's age.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

In Washington a different roll-up rate applies to the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit. See Appendix VII later in this Prospectus.

GUARANTEED MINIMUM DEATH BENEFIT/GUARANTEED MINIMUM INCOME BENEFIT ROLL-UP BENEFIT BASE RESET. If both the Guaranteed minimum income benefit AND the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit") are elected, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 75, if your contract has an annual reset. If

                        CONTRACT FEATURES AND BENEFITS
your contract has a five year reset, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any 5th or later contract date anniversary until the contract date anniversary following age 75. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The 6% Roll-Up continues to age 85 on any reset benefit base.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

--------------------------------------------------------------------------------
ONE-TIME RESET OPTION -- RESETS YOUR ROLL-UP BENEFIT BASE ON A SINGLE CONTRACT DATE ANNIVERSARY.
AUTOMATIC ANNUAL RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT
BASE ON EACH CONTRACT DATE ANNIVERSARY YOU ARE ELIGIBLE FOR A RESET.
AUTOMATIC CUSTOMIZED RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY, IF ELIGIBLE, FOR THE PERIOD YOU DESIGNATE.
--------------------------------------------------------------------------------

If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

   (i)if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

  (ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.


If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this window will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset until the next contract date anniversary or for five years, depending upon the reset period available under your contract. Please see Appendix VIII later in this Prospectus for more information on the reset feature available under your contract. If after your death your spouse continues the contract and your contract has an annual reset, the benefit base will be eligible to be reset on each contract date anniversary, if applicable. However, if your contract has a five year reset, the benefit base will be eligible to be reset either five years from the contract date or from the last reset date, if applicable. The last age at which the benefit base is eligible to be reset is the contract date anniversary following owner (or older joint owner, if applicable) age 75. For contracts with non-natural owners, reset eligibility is based on the annuitant's age.


It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of reset; you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See "Exercise rules" under "Guaranteed minimum income benefit option" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" in the Prospectus.

If you are a traditional IRA, TSA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 6% of the reset benefit base, the withdrawal would cause a pro rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 6% threshold. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" as well as Appendix IX -- "Tax-sheltered annuity contracts (TSAs)" later in this Prospectus.

The Roll-Up benefit base for both the "Greater of" enhanced death benefit and the Guaranteed minimum income benefit are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed in "Guaranteed minimum income benefit option" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus.

Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. Your contract may specify different guaranteed annuity purchase factors for the Guaranteed minimum income benefit and the annuity payout options.

                        CONTRACT FEATURES AND BENEFITS

We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT OPTION

The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued. If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.

If you are purchasing the contract as an Inherited IRA or if you elect a Principal guarantee benefit or the Guaranteed withdrawal benefit for life, the Guaranteed minimum income benefit is not available. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. For IRA, QP and Rollover TSA contracts, owners over age 60 at contract issue should consider the impact of the minimum distributions required by tax law in relation to the withdrawal limitations under the Guaranteed minimum income benefit. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits"in "Accessing your money"later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age, as follows:

-------------------------------------------------------------------------------------
                                  LEVEL PAYMENTS
-------------------------------------------------------------------------------------
                                                    PERIOD CERTAIN YEARS
                OWNER'S                  --------------------------------------------
            AGE AT EXERCISE                               IRAS                    NQ
-                                        --------------------------------------------
            75 and younger                                 10                     10
-------------------------------------------------------------------------------------
                  76                                        9                     10
-------------------------------------------------------------------------------------
                  77                                        8                     10
-------------------------------------------------------------------------------------
                  78                                        7                     10
-------------------------------------------------------------------------------------
                  79                                        7                     10
-------------------------------------------------------------------------------------
                  80                                        7                     10
-------------------------------------------------------------------------------------
                  81                                        7                     9
-------------------------------------------------------------------------------------
                  82                                        7                     8
-------------------------------------------------------------------------------------
                  83                                        7                     7
-------------------------------------------------------------------------------------
                  84                                        6                     6
-------------------------------------------------------------------------------------
                  85                                        5                     5
-------------------------------------------------------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY.
--------------------------------------------------------------------------------


When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract), to GMIB guaranteed annuity purchase factors, or (ii) the greater of the income provided by applying your account value to our then current annuity purchase factors or base contract guaranteed annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.


When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. For certain contracts, the guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised

                        CONTRACT FEATURES AND BENEFITS
automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

..   If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

..   If your aggregate withdrawals during any contract year exceed 6% of the
    Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days);

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6% of your Roll-Up benefit base.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male owner age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option, the fixed maturity options or the loan reserve account under Rollover TSA contracts.

-----------------------------------------------------------------------------------------------------
                                             GUARANTEED
                                           MINIMUM INCOME                  GUARANTEED MINIMUM
                                         BENEFIT -- ANNUAL                 INCOME BENEFIT --
                                         INCOME PAYABLE FOR              ANNUAL INCOME PAYABLE
            CONTRACT                    LIFE (FOR CONTRACTS             FOR LIFE (FOR CONTRACTS
              DATE                       WITH THE FIVE YEAR             WITH THE ANNUAL ROLL-UP
          ANNIVERSARY                   ROLL-UP BENEFIT BASE               BENEFIT BASE RESET
          AT EXERCISE                      RESET FEATURE)                      FEATURE).
-----------------------------------------------------------------------------------------------------
               10                             $11,891                           $10,065
-----------------------------------------------------------------------------------------------------
               15                             $18,597                           $15,266
-----------------------------------------------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information, within 30 days following your contract date anniversary in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner will become the annuitant, and the contract will be annuitized on the basis of the owner's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. Eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i)the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your 85th birthday;

(ii)if you were age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(iii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series Rollover IRA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iv)for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a rollover of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution

                        CONTRACT FEATURES AND BENEFITS
   from the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;

(v)if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vi)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules;

(vii)if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, or (b) as a single life benefit paid on the basis of the older owner's age; and

(viii)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


GUARANTEED MINIMUM DEATH BENEFIT

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section.

Your contract provides a standard death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). The standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 76 through 85 at issue (ages 76 through 80 at issue for Accumulator(R) Plus/SM/ contracts). Once your contract is issued, you may not change or voluntarily terminate your death benefit.

If you elect one of the enhanced death benefits (not including the GWBL Enhanced death benefit), the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. See "Payment of death benefit" later in this Prospectus for more information.

Any of the enhanced death benefits or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. For contracts with non-natural owners, the death benefit will be payable upon the death of the annuitant. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

For Accumulator(R) Plus/SM/ contracts, if the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

OPTIONAL ENHANCED DEATH BENEFITS APPLICABLE FOR OWNER (OR OLDER JOINT OWNER, IF APPLICABLE) AGES 0 THROUGH 75 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 75 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS; 20 THROUGH 70 AT ISSUE OF FLEXIBLE PREMIUM IRA CONTRACTS; 0 THROUGH 70 AT ISSUE OF INHERITED IRA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS (20 THROUGH 70 AT ISSUE FOR ACCUMULATOR(R) PLUS/SM/ QP CONTRACTS). FOR CONTRACTS WITH NON-NATURAL OWNERS, THE AVAILABLE DEATH BENEFITS ARE BASED ON THE ANNUITANT'S AGE. SEE "RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT" IN "APPENDIX X" FOR MORE INFORMATION.

Subject to state availability, you may elect one of the following enhanced death benefits (see Appendix VII later in this Prospectus for state availability of these benefits):

..   Annual Ratchet to age 85.

..   The Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85.

                        CONTRACT FEATURES AND BENEFITS

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix IV later in this Prospectus for an example of how we calculate an enhanced death benefit.


You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Guaranteed minimum death benefit. If you accepted such an offer, your Guaranteed minimum death benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Guaranteed minimum death benefit is still in effect. See "Guaranteed benefit offers" later in this section for more information.


EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability, if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the benefit at the time you purchase your contract (see Appendix VII later in this Prospectus for state availability of these benefits). The Earnings enhancement benefit provides an additional death benefit as described below. See "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ, IRA or Rollover TSA contract. Once you purchase the Earnings enhancement benefit, you may not voluntarily terminate the feature. If you elect the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit is not available.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

If the owner (or older joint owner, if applicable) is 70 or younger when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is 70 or younger when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 40% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:

..   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in "net contributions"); and
(ii) "Death benefit" is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:

..   total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For contracts with non-natural owners, your eligibility to elect the Earnings enhancement benefit will be based on the annuitant's age.

For an example of how the Earnings enhancement benefit is calculated, please see Appendix VI.

For contracts continued under Spousal continuation upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death

                        CONTRACT FEATURES AND BENEFITS
benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued. Neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VII later in this Prospectus to see if this feature is available in your state.


You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Earnings Enhancement benefit. If you accepted such an offer, your Earnings Enhancement benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Earnings Enhancement benefit is still in effect. See "Guaranteed benefit offers" later in this section for more information.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). GWBL is only available at issue. This benefit is not available at issue ages younger than 45. GWBL is not available if you have elected the Guaranteed minimum income benefit, the Earnings enhancement benefit or one of our Principal guarantee benefits described later in this Prospectus. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. See "Accessing your money" later in this Prospectus for more information.

If you elect the GWBL, your investment options will be limited to the permitted variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only). Please note that the 12 month dollar cost averaging program (for Accumulator(R) Select/SM/ contracts only) and our general dollar cost averaging program are not available if you elect the GWBL, but the investment simplifier program is available if you elect the GWBL. See "What are your investment options under the contract?" earlier in this section.

You may buy this benefit on a single life ("Single Life") or a joint life ("Joint Life") basis. Under a Joint Life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner (or annuitant and joint annuitant, as applicable).

For Joint Life contracts, a successor owner may be named at contract issue only. The successor owner must be the owner's spouse. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint Life basis. For NQ contracts, you have the option to designate the successor owner as a joint owner.

For Joint Life contracts owned by a non-natural owner, a joint annuitant may be named at contract issue only. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal. After the first withdrawal, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after withdrawals begin, the charge continues based on a Joint Life basis. Joint annuitants are not permitted under any other contracts.

This benefit is not available under an Inherited IRA contract. Joint Life QP and TSA contracts are not permitted in connection with this benefit. If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.

The cost of the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this Prospectus for a description of the charge.

You should not purchase this benefit if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date;

..   You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply; or

..   You plan to use it for withdrawals prior to age 59 1/2, as the taxable amount of the withdrawal will be includible in income and subject to an additional 10% federal income tax penalty, as discussed later in this Prospectus.

The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, the GWBL will have little or no value to the surviving same-gender spouse or partner. You should consult with your tax adviser for more information on this subject.

For traditional IRAs, TSA and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

                        CONTRACT FEATURES AND BENEFITS

GWBL BENEFIT BASE

At issue, your GWBL benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWBL benefit base increases by any subsequent contributions.

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet" and "5% deferral bonus."

..   Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to a percentage of the GWBL benefit base. The initial applicable percentage ("Applicable percentage") is based on the owner's age at the time of the first withdrawal. For Joint Life contracts, the initial Applicable percentage is based on the age of the owner or successor owner, whoever is younger at the time of the first withdrawal. For contracts held by non-natural owners, the initial Applicable percentage is based on either the annuitant's age or on the younger annuitant's age, if applicable, at the time of the first withdrawal. If your GWBL benefit base ratchets, as described below in this section under "Annual Ratchet," on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:

----------------------------------
    AGE      APPLICABLE PERCENTAGE
----------------------------------
   45-64             4.0%
----------------------------------
   65-74             5.0%
----------------------------------
   75-84             6.0%
----------------------------------
85 and older         7.0%
----------------------------------

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described below under "Effect of Excess withdrawals" and "Subsequent contributions." The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual with drawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

EFFECT OF EXCESS WITHDRAWALS

An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The GWBL benefit base is reset as of the date of the Excess with drawal to equal the LESSER of: (i) the GWBL benefit base immediately prior to the Excess withdrawal, and (ii) the account value immediately following the Excess withdrawal.

..   The Guaranteed annual withdrawal amount is recalculated to equal the
    Applicable percentage multiplied by the reset GWBL benefit base.

You should not purchase the contract if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such with drawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5.0% of $72,000), instead of the original $5,000. See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract's value" later in this Prospectus.

In general, if you purchase the contract as a traditional IRA, QP or TSA and participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount.

                        CONTRACT FEATURES AND BENEFITS

For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus. Loans are not available under Rollover TSA contracts if GWBL is elected.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. If your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.


If your GWBL benefit base ratchets, we will increase the charge for the benefit to the maximum charge permitted under the contract. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this Prospectus.


5% DEFERRAL BONUS

At no additional charge, during the first ten contract years, in each year you have not taken a withdrawal, we will increase your GWBL benefit base by an amount equal to 5% of your total contributions. If the Annual Ratchet (as discussed immediately above) occurs on any contract date anniversary, for the next and subsequent contract years, the bonus will be 5% of the most recent ratcheted GWBL benefit base plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 5% deferral bonus will be calculated using the reset GWBL benefit base plus any applicable contributions. The deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year.

On any contract date anniversary on which you are eligible for a bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 5% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 5% deferral bonus will still apply.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date the first withdrawal is taken.

Anytime you make an additional contribution, your GWBL benefit base will be increased by the amount of the contribution. Your Guaranteed annual withdrawal amount will be equal to the Applicable percentage of the increased GWBL benefit base.

GWBL GUARANTEED MINIMUM DEATH BENEFIT

There are two guaranteed minimum death benefits available if you elect the GWBL option: (i) the GWBL Standard death benefit, which is available at no additional charge for owner issue ages 45-85 (issue ages 45-80 for Accumulator(R) Plus/SM/ contracts), and (ii) the GWBL Enhanced death benefit, which is available for an additional charge for owner issue ages 45-75. Please see Appendix VII later in this Prospectus to see if these guaranteed death benefits are available in your state.

The GWBL Standard death benefit is equal to the GWBL Standard death benefit base. The GWBL Standard death benefit base is equal to your initial contribution and any additional contributions less a deduction that reflects any withdrawals you make (see "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus).

The GWBL Enhanced death benefit is equal to the GWBL Enhanced death benefit base.

Your initial GWBL Enhanced death benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWBL Enhanced death benefit base increases by any subsequent contribution;

..   Your GWBL Enhanced death benefit base increases to equal your account value if your GWBL benefit base is ratcheted, as described above in this section;

..   Your GWBL Enhanced death benefit base increases by any 5% deferral bonus, as described above in this section; and

..   Your GWBL Enhanced death benefit base decreases by an amount which reflects any withdrawals you make.

See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

The death benefit is equal to your account value (adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment or the applicable GWBL Guaranteed minimum death benefit on the date of the owner's death (adjusted for any subsequent withdrawals and associated withdrawal charges, if applicable), whichever provides a higher amount. For more information, see "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series

                        CONTRACT FEATURES AND BENEFITS
   contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   No subsequent contributions will be permitted.

..   If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint Life contracts, as applicable, or annually if automatic payments were not being made.

..   Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar for dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the Guaranteed withdrawal benefit for life and the GWBL
    Enhanced death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in "Charges and expenses" later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL and GWBL Enhanced death benefit. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

..   Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 59 1/2. See "Tax information" later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   For IRA, QP and TSA contracts, if you have to take a required minimum distribution ("RMD") and it is your first withdrawal under the contract, the RMD will be considered your "first withdrawal" for the purposes of establishing your GWBL Applicable percentage.

..   If you elect GWBL on a Joint Life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint Life and Single Life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" later in this Prospectus, even if pursuant to a divorce decree.

..   The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, a Joint life GWBL will have little or no value to the surviving same-sex spouse or partner. You should consult with your tax adviser for more information on this subject.

PRINCIPAL GUARANTEE BENEFITS

We offer two 10-year Principal guarantee benefits at an additional charge: the 100% Principal guarantee benefit and the 125% Principal guarantee benefit. You may only elect one Principal guarantee benefit ("PGB").

100% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 100% Principal guarantee benefit is equal to your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 100% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging and the permitted variable investment options.

                        CONTRACT FEATURES AND BENEFITS

Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

125% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 125% Principal guarantee benefit is equal to 125% of your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 125% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging and the AXA Moderate Allocation Portfolio. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

Under both Principal guarantee benefits, if, on the 10th contract date anniversary (or later if you've exercised a reset as explained below) ("benefit maturity date"), your account value is less than the guaranteed amount, we will increase your account value to equal the applicable guaranteed amount. Any such additional amounts added to your account value will be allocated pursuant to the allocation instructions for additional contributions we have on file. After the benefit maturity date, the guarantee will terminate.

You have the option to reset (within 30 days following each applicable contract date anniversary) the guaranteed amount to the account value or 125% of the account value, as applicable, as of your fifth and later contract date anniversaries. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset up to the contract date anniversary following an owner's 85th birthday (an owner's 80th birthday under Accumulator(R) Plus/SM/ contracts). If you elect to reset the guaranteed amount, your benefit maturity date will be extended to be the 10th contract date anniversary after the anniversary on which you reset the guaranteed amount. This extension applies each time you reset the guaranteed amount.

Neither PGB is available under Inherited IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts. If you elect either PGB, you may not elect the Guaranteed minimum income benefit, the Guaranteed withdrawal benefit for life, the systematic withdrawals option or the substantially equal withdrawals option. Also, for Accumulator(R) Select/SM/ contracts, the 12 month dollar cost averaging program is not available if you elect one of the PGB options. If you purchase a PGB, you may not make additional contributions to your contract after six months from the contract issue date.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Principal guarantee benefit. See "Owner and annuitant requirements" earlier in this section.

If you are planning to take required minimum distributions from the contract, this benefit may not be appropriate. See "Tax information" later in this Prospectus. If you elect a PGB and change ownership of the contract, your PGB will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Once you purchase a PGB, you may not voluntarily terminate this benefit. Your PGB will terminate if the contract terminates before the benefit maturity date, as defined below. If you die before the benefit maturity date and the contract continues, we will continue the PGB only if the contract can continue through the benefit maturity date. If the contract cannot so continue, we will terminate your PGB and the charge. See "Non-spousal joint owner contract continuation" in "Payment of death benefit" later in this Prospectus. The PGB will terminate upon the exercise of the beneficiary continuation option. See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a charge for the Principal guarantee benefits (see "Charges and expenses" later in this Prospectus). You should note that the purchase of a PGB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued.

The purchase of a PGB is also not appropriate if you plan on terminating your contract before the benefit maturity date. The purchase of a PGB may not be appropriate if you plan on taking withdrawals from your contract before the benefit maturity date. Withdrawals from your contract before the benefit maturity date reduce the guaranteed amount under a PGB on a pro rata basis. You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option, the purchase of a PGB may not be appropriate because of the guarantees already provided by this option at no additional charge. Please note that loans (applicable to TSA contracts only) are not permitted under either PGB.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made an offer to a group of contract owners that provided for an increase in account value in return for terminating their guaranteed death benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value , the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

                        CONTRACT FEATURES AND BENEFITS

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT
(FOR ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ AND ACCUMULATOR(R) SELECT/SM/ CONTRACTS ONLY)

The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the Inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. The owner of the Inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries will be treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract.

The Inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the Inherited IRA beneficiary continuation contract:

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

..   The beneficiary of the original IRA will be the annuitant under the
    Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An Inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix X" for more information.

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The Guaranteed minimum income benefit, Spousal continuation, the special and 12 month dollar cost averaging programs (if available), automatic investment program, Principal guarantee benefits, the Guaranteed withdrawal benefit for life and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges (if applicable under your Accumulator(R) Series contract) will no longer apply. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

                        CONTRACT FEATURES AND BENEFITS

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VII to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under Rollover TSA contracts) under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, (iii) any positive or negative market value adjustments in the fixed maturity options through the date we receive your contract, and (iv) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or (iv) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

For Accumulator(R) Plus/SM/ contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and (v) the loan reserve account (applies to Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select/SM/ contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

   On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Accumulator(R) Plus/SM/ contracts);

(ii)decreased to reflect a withdrawal (plus withdrawal charges if applicable under your Accumulator(R) Series contract);

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv)increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Principal guarantee benefits, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VII later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

PRINCIPAL GUARANTEE BENEFITS. If you take no withdrawals, and your account value is insufficient to pay charges, we will not terminate your contract if you are participating in a PGB. Your contract will remain in force and we will pay your guaranteed amount at the benefit maturity date.

                       DETERMINING YOUR CONTRACT'S VALUE

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If you elect the Guaranteed withdrawal benefit for life and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.

  -

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

..   You may not transfer to a fixed maturity option that has a rate to maturity of 3%.

..   For Accumulator(R) Select/SM/ contract owners, you may not transfer any amount to the 12 month dollar cost averaging program.

..   If an owner or annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. Also, the maturity dates may be no later than the date annuity payments are to begin.

..   If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment.

..   For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R)
    Select/SM/ contract owners, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.

Some states may have additional transfer restrictions. Please see Appendix VII later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

   (a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

   (b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

   (c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.


You may request a transfer in writing (using our specific form), by telephone using TOPS or through Online Account Access. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.


Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

As explained under "6% Roll-Up to age 85 (used for the Greater of 6% (4% in Washington) Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)" earlier in the Prospectus, the higher Roll-Up rate (6% or 4% for only the 4% Roll-Up to age 85 death benefit base in Washington) applies with respect to most investment options and amounts in the account for special dollar cost averaging (if available), but a lower Roll-Up rate (3%) applies with respect to the EQ/Intermediate Government Bond option, the EQ/Money Market option (except amounts in the 12 month dollar cost averaging program, if available), the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (the "lower Roll-Up rate options"). The other investment options, to which the higher rate applies, are referred to as the "higher Roll-Up rate options". For more information about the Roll-Up rate applicable in Washington, see Appendix VII.

Your Roll-up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 6% and the other portion that is rolling up at 3%. If you transfer account value from a 6% option to a 3% option, all or a portion of your benefit base will transfer from the 6% benefit base segment to the 3% benefit base segment. Similarly, if you transfer account value from a 3% option to a 6% option, all or a portion of your benefit base will transfer from the 3% segment to the 6% segment. To determine how much to transfer from one Roll-up benefit base segment to the other Roll-up benefit base segment, we use a pro rata calculation.

This means that we calculate the percentage of current account value in the investment options with a 6% roll-up rate that is being

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS transferred to an investment option with a 3% roll-up (or vice versa) and transfer the same percentage of the Roll-up benefit base from one segment to the other segment. The effect of a transfer on your benefit base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up benefit base segments is generally not the same as the dollar amount of the account value transfer.

..   For example, if your account value is $30,000 and has always been invested in 6% investment options, and your benefit base is $40,000 and is all rolling up at 6%, and you transfer 50% of your account value ($15,000) to the EQ/Money Market variable investment option (a 3% investment option), then we will transfer 50% of your benefit base ($20,000) from the 6% benefit base segment to the 3% benefit base segment. Therefore, immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 6% and $20,000 will roll-up at 3%. In this example , the amount of your Roll-up benefit base rolling up at 3% is more than the dollar amount of your transfer to a 3% investment option.

..   For an additional example, if your account value is $40,000 and has always been invested in 3% investment options, and your benefit base is $30,000 and is all rolling up at 3%, and you transfer 50% of your account value ($20,000) to a 6% investment option, then we will transfer 50% of your benefit base ($15,000) from the 3% benefit base segment to the 6% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 6% and $15,000 will roll-up at 3%. In this example, the dollar amount of your benefit base rolling up at 6% is less than the dollar amount of your transfer to a 6% investment option.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading.

Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We currently offer two rebalancing programs that you can use to automatically reallocate your account value among your investment options. Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

   (a)the percentage you want invested in each investment option (whole percentages only), and

   (b)how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date. If you elect rebalancing, the rebalancing in the last quarter of the contract year will occur on the contract date anniversary.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
REBALANCING DOES NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS. YOU SHOULD PERIODICALLY REVIEW YOUR ALLOCATION PERCENTAGES AS YOUR NEEDS CHANGE. YOU MAY WANT TO DISCUSS THE REBALANCING PROGRAM WITH YOUR FINANCIAL PROFESSIONAL BEFORE ELECTING THE PROGRAM.
--------------------------------------------------------------------------------

While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. At any time, however, we may exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, in the case of Accumulator(R) Select/SM/ contract owners, 12 month dollar cost averaging.

If you elect a benefit that limits your variable investment options, those limitations will also apply to the rebalancing programs.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

---------------------------------------------------------------------
                                     METHOD OF WITHDRAWAL
                          -------------------------------------------
                          AUTO-
                          MATIC                   PRE-AGE   LIFETIME
                          PAYMENT                  59 1/2   REQUIRED
                          PLANS                     SUB-     MINIMUM
                          (GWBL           SYSTE- STANTIALLY DISTRIBU-
     CONTRACT/(1)/        ONLY)   PARTIAL MATIC    EQUAL      TION
---------------------------------------------------------------------
NQ                          Yes     Yes    Yes      No        No
---------------------------------------------------------------------
Rollover IRA                Yes     Yes    Yes      Yes       Yes
---------------------------------------------------------------------
Flexible Premium IRA        Yes     Yes    Yes      Yes       Yes
---------------------------------------------------------------------
Roth Conversion IRA         Yes     Yes    Yes      Yes       No
---------------------------------------------------------------------
Flexible Premium Roth IRA   Yes     Yes    Yes      Yes       No
---------------------------------------------------------------------
Inherited IRA               No      Yes    No       No         /(2)/
---------------------------------------------------------------------
QP/(3)/                     Yes     Yes    No       No        No
---------------------------------------------------------------------
Rollover TSA/(4)/           Yes     Yes    Yes      No        Yes
---------------------------------------------------------------------

(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.
(3)All payments are made to the plan trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.
(4)Employer or plan approval required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix IX -- "Tax Sheltered Annuity contracts (TSAs)" later in this Prospectus.

--------------------------------------------------------------------------------
ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
--------------------------------------------------------------------------------

DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate, times the last contract date anniversary benefit base value due to compounded crediting of the Roll-up rate.

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.


We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.


There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.

                             ACCESSING YOUR MONEY

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Partial withdrawals will be subject to a withdrawal charge if they exceed the
10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

AUTOMATIC PAYMENT PLANS
(FOR CONTRACTS WITH GWBL ONLY)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.


You may elect either the Maximum payment plan or the Customized payment plan at any time. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.


MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase following any Annual Ratchet or 5% deferral bonus.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased following any Annual Ratchet or 5% deferral bonus. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in the Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life benefit. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA AND QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.


If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   You must select a date that is more than three calendar days prior to your contract date anniversary; and

..   You cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.


You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

For all contracts except Accumulator(R) Select/SM/, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. Also, systematic withdrawals are not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

SUBSTANTIALLY EQUAL WITHDRAWALS
(ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS)

We offer our ''substantially equal withdrawals option'' to allow you to receive distributions from your account value without triggering the

                             ACCESSING YOUR MONEY

10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as ''72(t) exception withdrawals''. See ''Tax information'' later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.


You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.


For all contracts except Accumulator(R) Select/SM/, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Also, the substantially equal withdrawal program is not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(ROLLOVER IRA, FLEXIBLE PREMIUM IRA AND ROLLOVER TSA CONTRACTS ONLY -- SEE "TAX INFORMATION" AND APPENDIX IX LATER IN THIS PROSPECTUS)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to ''Tax information'' and Appendix IX later in this Prospectus.

You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix IX later in this Prospectus for your specific type of retirement arrangement.

--------------------------------------------------------------------------------
FOR ROLLOVER IRA, FLEXIBLE PREMIUM IRA, AND ROLLOVER TSA CONTRACTS, WE WILL
SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. The partial withdrawals may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal

                             ACCESSING YOUR MONEY
that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of tax-qualified contracts (IRA, TSA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Guaranteed minimum death benefit/Guaranteed minimum income benefit Roll-Up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in the order of the earliest maturity date(s) first. For Accumulator(R)and Accumulator(R) Elite/SM/ contracts only, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. A market value adjustment will apply to withdrawals from the fixed maturity options.

You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the business day you initially elected.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS

In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would reduced by $8,000 ($20,000 x .40) and your new benefit after the withdrawal would be $12,000 ($20,000 - $8,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

With respect to the Guaranteed minimum income benefit and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits' 6% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% or less of the 6% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during a contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal (including
RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

HOW WITHDRAWALS AFFECT YOUR GWBL AND GWBL GUARANTEED MINIMUM DEATH BENEFIT

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a dollar-for-dollar basis up to the Guaranteed annual withdrawal amount. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, however, your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a pro rata basis. If the reduced GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.

                             ACCESSING YOUR MONEY

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For purposes of calculating your GWBL and GWBL Guaranteed minimum death benefit amount, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our "automatic required minimum distribution (RMD) service" or if you elect the GWBL option or a PGB.

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

..   It exceeds limits of federal income tax rules;

..   Interest and principal are not paid when due; or

..   In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)the date annuity payments begin,

(2)the date the contract terminates, and

(3)the date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VII later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, see Appendix IX for a discussion of TSA contracts.

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the "loan reserve account." Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment may apply. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts only, if such fixed maturity amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging.

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus/SM/ contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

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All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.


Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to payout status at or before the contract's "maturity date." This is called "annuitization." When your contract is annuitized, your Accumulator(R) Series contract and all its benefits will terminate and you will receive a supplemental annuity payout contract ("payout option") that provides periodic payments as described in this section. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.


Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VII later in this Prospectus for variations that may apply in your state.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus). If you elect the Guaranteed withdrawal benefit for life and choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.


---------------------------------------------------------------------------------
Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
---------------------------------------------------------------------------------


..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"),

                             ACCESSING YOUR MONEY
   payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.



The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.


We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

(FOR THE PURPOSES OF THIS SECTION, PLEASE NOTE THAT WITHDRAWAL CHARGES DO NOT APPLY TO ACCUMULATOR(R) SELECT/SM/ CONTRACTS.)

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract. If amounts in a fixed maturity option are used to purchase any annuity payout option prior to the maturity date, a market value adjustment will apply.


There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments begin but it may not be earlier than thirteen months from your contract date or not earlier than five years from your Accumulator(R) Plus/SM/ contract date (in a limited number of jurisdictions this requirement may be more or less than five years). You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity maturity date described below.


For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.


The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.


If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select an annuity payout option and payments have begun, no change can be made.


ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date.

If you elect the Guaranteed withdrawal benefit for life and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity pay-out option. You will still be able to surrender the contract at any time for any remaining account value. As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If the enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will continue to ratchet annually if your account value is greater than your minimum death benefit base. The minimum death benefit will be reduced dollar-for-dollar by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VII later in this Prospectus for variations that may apply in your state.

                             ACCESSING YOUR MONEY

5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select/SM/ contracts).

..   On each contract date anniversary -- a charge for each optional benefit you elect: a death benefit (other than the Standard and GWBL Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

..   On any contract date anniversary on which you are participating in a PGB --
    a charge for a PGB.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                       0.80%
   Accumulator(R) Plus/SM/:              0.95%
   Accumulator(R) Elite/SM/:             1.10%
   Accumulator(R) Select/SM/:            1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. For Accumulator(R) PlusSM contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                       0.30%
   Accumulator(R) Plus/SM/:              0.35%
   Accumulator(R) Elite/SM/:             0.30%
   Accumulator(R) Select/SM/:            0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                       0.20%
   Accumulator(R) Plus/SM/:              0.25%
   Accumulator(R) Elite/SM/:             0.25%
   Accumulator(R) Select/SM/:            0.35%

                             CHARGES AND EXPENSES

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (if available) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging or the account for 12 month dollar cost averaging, as applicable. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only and the account for 12 month dollar cost averaging is available for Accumulator(R) Select/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

WITHDRAWAL CHARGE
(FOR ACCUMULATOR(R), ACCUMULATOR(R) PLUS/SM/ AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY )


A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.


The withdrawal charge equals a percentage of the contributions withdrawn. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------------------
        WITHDRAWAL CHARGE AS A % OF CONTRIBUTION CONTRACT YEAR
----------------------------------------------------------------------------
                             1   2   3   4      5    6   7      8       9
----------------------------------------------------------------------------
Accumulator(R)               7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --
----------------------------------------------------------------------------
Accumulator(R) Plus/SM/      8%  8%  7%  7%  6%      5%  4%  3%      0%/(2)/
----------------------------------------------------------------------------
Accumulator(R) Elite/SM/     8%  7%  6%  5%  0%/(3)/ --  --  --      --
----------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 9th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.


For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1" and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.


Please see Appendix VII later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in this Prospectus.

                             CHARGES AND EXPENSES

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite/SM/ NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit and/or the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6% of the beginning of contract year 6% Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6% of the beginning of contract year 6% Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal nor to any subsequent withdrawal for the life of the contract.

If you elect the Guaranteed withdrawal benefit for life, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME.

The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to either 0.65% or 0.60% of the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 benefit base, depending upon when and where you purchased your contract. Please see Appendix VIII later in this Prospectus for more information on the Guaranteed minimum death benefit charge applicable to your contract.

GWBL ENHANCED DEATH BENEFIT. This death benefit is only available if you elect the GWBL option. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the GWBL Enhanced death benefit base.

WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options (or, if applicable, the permitted variable investment options) and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the fixed maturity options (if applicable) in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of these charges

                             CHARGES AND EXPENSES
from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of these charges for that year.

If your account value is insufficient to pay these charges, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

STANDARD DEATH BENEFIT AND GWBL STANDARD DEATH BENEFIT. There is no additional charge for these standard death benefits.

PRINCIPAL GUARANTEE BENEFITS CHARGE

If you purchase a PGB, we deduct a charge annually from your account value on each contract date anniversary on which you are participating in a PGB. The charge is equal to 0.50% of the account value for the 100% Principal guarantee benefit and 0.75% of the account value for the 125% Principal guarantee benefit. We will continue to deduct the charge until your benefit maturity date. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If such amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If you elect the Guaranteed withdrawal benefit for life ("GWBL"), we deduct a charge annually as a percentage of your GWBL benefit base on each contract date anniversary. If you elect the Single Life option, the charge is equal to 0.60%. If you elect the Joint Life option, the charge is equal to 0.75%. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis. (See Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state.) If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.


GWBL BENEFIT BASE ANNUAL RATCHET CHARGE. If your GWBL benefit base ratchets, we will increase the charge at the time of an Annual Ratchet to the maximum charge permitted under the contract. The maximum charge for the Single Life option is 0.75%. The maximum charge for the Joint Life option is 0.90%. The increased charge, if any, will apply as of the contract date anniversary on which your GWBL benefit base ratchets and on all contract date anniversaries thereafter. We will permit you to opt out of the ratchet if the charge increases.

                             CHARGES AND EXPENSES

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For Joint Life contracts, if the successor owner or joint annuitant is dropped before you take your first withdrawal, we will adjust the charge at that time to reflect a Single Life. If the successor owner or joint annuitant is dropped after withdrawals begin, the charge will continue based on a Joint Life basis.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.



CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

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                             CHARGES AND EXPENSES

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6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in-force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.


Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the owner's death" below. For Accumulator(R) Plus/SM/ contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For Roll-over TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.


Your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. You should be aware that
(i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. If the contract has a non-natural owner, the death benefit is payable upon the death of the annuitant. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner, or the annuitant and joint annuitant, as applicable.


There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation."

If you are the sole owner, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.

                           PAYMENT OF DEATH BENEFIT

If the beneficiary is not the surviving spouse or if the surviving joint owner is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. If a PGB election is in effect upon your death with a benefit maturity date of less than five years from the date of death, it will remain in effect. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) PlusSM contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted.

Upon the death of either owner, if the surviving owner elects the 5-year rule and a PGB was in effect upon the owner's death with a maturity date of more than five years from the date of death, we will terminate the benefit and the charge.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your spouse, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

The younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract), may elect to receive the death benefit or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one- year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The applicable Guaranteed minimum death benefit option may continue as follows:

   -- If the surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit you elected continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

   -- If the surviving spouse is age 75 or younger on the date of your death, and you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

   -- If the surviving spouse is age 76 or over on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

   -- If the Guaranteed minimum death benefit continues, the Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable.

                                      62

                           PAYMENT OF DEATH BENEFIT

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   -- For single owner contracts with the GWBL Enhanced death benefit, we will discontinue the benefit and charge. However, we will freeze the GWBL Enhanced death benefit base as of the date of your death (less subsequent withdrawals), and pay it upon your spouse's death.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   If elected, PGB continues and is based on the same benefit maturity date and guaranteed amount that was guaranteed.

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

..   If you elect the Guaranteed withdrawal benefit for life on a Joint Life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If you elect the Guaranteed withdrawal benefit for life on a Single Life basis, the benefit and charge will terminate.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

..   If a PGB had been elected, the benefit continues and is based on the same benefit maturity date and guaranteed amount.

..   If you elect the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VII later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint Life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, adjusted for any subsequent withdrawals. For Accumulator (R) PlusSM contracts, the account value will first be reduced by any credits applied in the one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

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                           PAYMENT OF DEATH BENEFIT

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Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of yourbeneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

IF THE DECEASED IS THE OWNER OR THE OLDER JOINT OWNER:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

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IF THE DECEASED IS THE YOUNGER NON-SPOUSAL JOINT OWNER:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.


                              -------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

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7. Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs.

For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix IX later in this Prospectus for a discussion of TSA contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES



CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

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Annuitization under an Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).


Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.


PARTIAL ANNUITIZATION


The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

TAXATION OF LIFETIME WITHDRAWALS IF YOU ELECT THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

We treat Guaranteed annual withdrawals and other withdrawals as non-annuity payments for income tax purposes as discussed above.

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

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                                TAX INFORMATION

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In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies), using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.


ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income may have to pay an additional surtax of 3.8% for taxable years beginning after December 31, 2012. (This tax has been informally referred to as the "Medicare Tax.") For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or
b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

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There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively, in all Accumulator(R) Series contracts except Accumulator(R) Plus/SM/.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

AXA Equitable has received opinion letters from the IRS approving the respective forms of the Accumulator(R) Series traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively, and the respective forms of the Accumulator(R) Series Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional and Roth IRA contracts.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

You can cancel either type of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may generally make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.


The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.


SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA


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contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favoredretirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2013 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 catch-up contributions ($6,500 for 2013). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:

   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

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..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the

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types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


Certain distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older if made by December 31, 2013.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contract if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st -- April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions --"account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

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WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payment exception, you could elect the substantially equal withdrawal option. See "Substantially equal withdrawals" under "Accessing your money" earlier in this Prospectus. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this


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section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may generally make four different types of contributions to a Roth
IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.


REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or a governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

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You may make direct transfer contributions to a Roth IRA only from another Roth
IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all in-

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come tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax

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liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.

MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans and TSA contracts are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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8. More information

--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to terminate transfers to any of the variable investment options; and

(9)to limit the number of variable investment options you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plans, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.

ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

Fixed maturity option rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current fixed maturity option rates can be obtained from your financial professional.


The rates to maturity for new allocations as of February 15, 2013 and the related price per $100 of maturity value were as shown below:



-------------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
 FEBRUARY 15TH
MATURITY DATE OF RATE TO MATURITY AS  PRICE PER $100 OF
 MATURITY YEAR   OF FEBRUARY 15, 2013  MATURITY VALUE
-------------------------------------------------------
      2014              3.00%/(1)/    $97.09
-------------------------------------------------------
      2015              3.00%/(1)/    $94.26
-------------------------------------------------------
      2016              3.00%/(1)/    $91.51
-------------------------------------------------------
      2017              3.00%/(1)/    $88.84
-------------------------------------------------------


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
-------------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
 FEBRUARY 15TH
MATURITY DATE OF RATE TO MATURITY AS  PRICE PER $100 OF
 MATURITY YEAR   OF FEBRUARY 15, 2013  MATURITY VALUE
-------------------------------------------------------
      2018            3.00%/(1)/      $86.25
-------------------------------------------------------
      2019            3.00%/(1)/      $83.74
-------------------------------------------------------
      2020            3.00%/(1)/      $81.30
-------------------------------------------------------
      2021            3.00%/(1)/      $78.93
-------------------------------------------------------
      2022            3.00%/(1)/      $76.63
-------------------------------------------------------
      2023              3.10%         $73.68
-------------------------------------------------------



(1)Since these rates to maturity are 3%, no amounts could have been allocated to these options.

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (positive or negative) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1)We determine the market adjusted amount on the date of the withdrawal as follows:

   (a)We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b)We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c)We determine the current rate to maturity for your fixed maturity option based on the rate for a new fixed maturity option issued on the same date and having the same maturity date as your fixed maturity option; if the same maturity date is not available for new fixed maturity options, we determine a rate that is between the rates for new fixed maturity option maturities that immediately precede and immediately follow your fixed maturity option's maturity date.

   (d)We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)We determine the fixed maturity amount as of the current date.

(3)We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. See Appendix III at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined by using a widely published index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "non-unitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's

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general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus/SM/ contracts, credits allocated to your account value are funded from our general account.


The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) or Rollover TSA contracts. Please see Appendix VII later in this Prospectus to see if the automatic investment program is available in your state.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. Under the IRA contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

For contracts with the Guaranteed withdrawal benefit for life, AIP will be automatically terminated after the later of: (i) the end of the first contract year, or (ii) the date the first withdrawal is taken. For contracts with PGB, AIP will be automatically terminated at the end of the first six months.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

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..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

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CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, a PGB, and/or the Guaranteed withdrawal benefit for life (collectively, the "Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. However, the Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. Please speak with your financial professional for further information.

See Appendix VII later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself.

Loans are not available (except for Rollover TSA contracts, subject to plan or employer approval) and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you purchased the GWBL on a Joint Life basis and subsequently get divorced, we will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two Single life contracts.

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                               MORE INFORMATION

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If the division of the contract occurs before any withdrawal has been made, the
Applicable percentage for your guaranteed annual withdrawal amount will be based on each respective individual's age at the time of the first withdrawal and any subsequent Annual Ratchet. The GWBL charge under the new contracts will be on a Single life basis. The GWBL benefit base will not be split.

If the division of the contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each contract) or the Applicable percentage. The Joint life Applicable percentage that was in effect at the time of the split of the contracts may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.


AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.


AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.


DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.


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                               MORE INFORMATION

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-based compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.


ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2012) received additional payments. These additional payments ranged from $200 to $5,352,846. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Ash Brokerage Corporation
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corporation
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Farmers Financial Solutions
Financial Network Investment Corporation
First Allied Securities, Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Harvest Capital, LLC
ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation


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





James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
LPL Financial Corporation
Lucia Securities
Meridian Financial Group
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney
Multi-Financial Securities Corporation
National Planning Holdings, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James Financial Services
RBC Capital Markets Corporation
Robert W Baird & Company
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc
SunTrust Investments
The Advisor Group
Transamerica Financial Advisors, Inc.
Triad Advisors
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Wells Fargo Network




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9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2012 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.



-----------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------------------
                                           2012     2011     2010     2009     2008    2007    2006
-----------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  12.62 $  11.20 $  12.27 $  10.99 $   8.75 $ 14.58 $ 13.91
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     50,003   53,670   56,888   58,442   49,051  25,941   4,973
-----------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  12.52 $  12.13 $  12.06 $  11.39 $  10.51 $ 11.97 $ 11.46
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     29,364   27,990   27,081   27,962   16,158   4,306     590
-----------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  12.67 $  11.96 $  12.20 $  11.34 $  10.04 $ 12.62 $ 12.12
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     24,316   25,466   27,334   27,256   17,697   6,473   1,414
-----------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  12.82 $  11.94 $  12.39 $  11.42 $   9.89 $ 13.27 $ 12.65
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    111,818  118,023  126,015  127,613   84,689  37,645   8,363
-----------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------
   Unit value                            $  13.55 $  12.31 $  13.12 $  11.92 $   9.90 $ 14.71 $ 14.01
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    147,400  159,713  169,708  175,685  141,905  75,948  17,150
-----------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------
   Unit value                            $  17.72 $  15.53 $  15.84 $  12.04 $   8.99 $ 16.46 $ 14.29
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,306    3,319    3,127    2,475    2,070   1,013     213
-----------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-----------------------------------------------------------------------------------------------------
   Unit value                            $  10.25 $   8.89 $   9.96 $   8.12 $   6.42 $  9.76 $ 10.82
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,707    3,890    3,834    3,612    2,521   1,033     123
-----------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-----------------------------------------------------------------------------------------------------
   Unit value                            $  13.78 $  12.29 $  12.85 $  11.59 $   9.02 $ 14.40 $ 14.42
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      9,292    9,486    8,518    7,088    3,987   1,992     385
-----------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-----------------------------------------------------------------------------------------------------
   Unit value                            $   2.72 $   2.34 $   2.38 $   2.09 $   1.90 $  2.84 $  2.77
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     16,909   15,306   13,840   12,019    8,373   3,300     989
-----------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-----------------------------------------------------------------------------------------------------
   Unit value                            $  11.69 $  10.14 $  10.25 $   9.23 $   7.14 $ 13.22 $ 11.94
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        596      595      731      723      594     324     101
-----------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



-----------------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006
-----------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-----------------------------------------------------------------------------------------------
   Unit value                            $ 14.30 $ 12.34 $ 12.02 $ 10.52 $  8.11 $ 13.61 $13.57
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,211   3,141   3,105   3,080   2,728   2,267    276
-----------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 12.68 $ 11.11 $ 11.20 $  9.79 $  7.73 $ 13.94 $13.65
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,761   6,092   6,298   6,300   3,919   2,328    869
-----------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 11.05 $ 10.85 $ 10.49 $ 10.05 $  9.91 $ 11.03 $10.84
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,514  10,017  10,201   9,215   3,840   3,598  1,106
-----------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-----------------------------------------------------------------------------------------------
   Unit value                            $ 10.01 $  9.06 $  9.63 $  8.73 $  6.67 $ 11.11 $10.85
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,086   7,529   8,228   8,363   7,157   3,823    406
-----------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-----------------------------------------------------------------------------------------------
   Unit value                            $ 13.98 $ 12.29 $ 12.27 $ 10.87 $  8.75 $ 14.14 $13.65
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,443   9,406   9,058   8,430   4,505   2,496    553
-----------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 13.51 $ 11.98 $ 12.94 $ 11.38 $  9.02 $ 15.30 $13.60
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,557   9,338  10,227  11,370  10,424   5,402  1,416
-----------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-----------------------------------------------------------------------------------------------
   Unit value                            $ 10.85 $  9.89 $ 10.01 $  9.11 $  7.07 $ 10.51 $10.43
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,124   8,799   9,074   9,627   8,899   7,144    828
-----------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-----------------------------------------------------------------------------------------------
   Unit value                            $  8.75 $  7.73 $  8.19 $  7.52 $  5.93 $  9.52     --
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    44,245  47,962  51,107  53,600  48,476  21,512     --
-----------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 12.84 $ 12.36 $ 12.36 $ 11.42 $  9.92 $ 11.67 $11.43
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,496   2,756   2,379   2,024   1,668   1,148    231
-----------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-----------------------------------------------------------------------------------------------
   Unit value                            $ 64.35 $ 55.32 $ 58.08 $ 44.36 $ 31.77 $ 46.43 $43.04
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,397   2,477   2,518   2,346   1,862     981    156
-----------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-----------------------------------------------------------------------------------------------
   Unit value                            $ 12.57 $ 12.28 $ 11.92 $ 11.36 $ 11.29 $ 10.74 $ 9.95
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,539   5,806   5,692   5,026   4,266   1,405    316
-----------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------------------------------------------------------------------------
   Unit value                            $ 23.82 $ 20.63 $ 23.84 $ 21.67 $ 14.63 $ 34.76 $24.80
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,796   6,176   6,593   6,856   5,722   2,799    625
-----------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
-----------------------------------------------------------------------------------------------
   Unit value                            $ 11.38 $ 11.42 $ 10.99 $ 10.68 $ 11.07 $ 10.83 $10.27
-----------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,806   5,722   4,344   4,131   2,411     353     63
-----------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------
                                                 FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------
                                          2012    2011   2010   2009   2008   2007   2006
------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 14.28 $12.44 $15.18 $14.08 $10.54 $19.36 $17.03
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,469  5,782  5,762  5,399  3,339  1,892    625
------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------
   Unit value                            $ 12.54 $10.93 $12.61 $12.14 $ 9.68 $19.90 $18.04
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,533  6,997  7,476  7,762  7,019  4,042    800
------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 14.25 $12.29 $14.85 $14.19 $11.04 $19.62 $18.04
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,356  4,719  4,897  4,627  3,778  2,421    590
------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------
   Unit value                            $ 13.12 $11.45 $12.24 $11.05 $ 8.46 $14.23 $14.59
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,604  1,715  1,627  1,315    893    648    104
------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 13.09 $11.53 $12.20 $10.82 $ 8.67 $14.03 $13.69
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       688    704    636    588    365    162     37
------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------
   Unit value                            $ 15.33 $13.54 $13.40 $11.71 $ 8.71 $13.84 $12.31
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,095  2,019  1,820  1,648  1,472    881    180
------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 14.51 $12.93 $13.60 $12.04 $ 9.04 $14.83 $13.00
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,339  4,629  1,994  1,863  1,333    747     58
------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------
   Unit value                            $  6.71 $ 5.83 $ 5.92 $ 5.24 $ 4.45 $10.42 $11.22
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,475  7,147  3,116  2,573  1,673  1,065    314
------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 11.37 $ 9.94 $10.61 $ 9.54 $ 8.03 $14.35 $15.23
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,186  4,541  4,942  5,376  5,760  5,014  1,142
------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------
   Unit value                            $ 12.62 $11.08 $12.27 $10.91 $ 8.81 $12.92 $11.83
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,932  3,229  2,940  2,462  1,142    524     92
------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------
   Unit value                            $  6.85 $ 5.80 $ 6.58 $ 5.80 $ 4.28 $ 7.26 $ 6.33
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,153  9,722  8,917  7,396  5,559  3,231    363
------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------
   Unit value                            $ 14.87 $12.87 $13.36 $10.76 $ 8.00 $15.98 $14.99
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,124  5,047  5,233  5,325  3,947  2,442    587
------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------
   Unit value                            $ 15.36 $13.12 $14.68 $12.15 $ 9.06 $15.19 $15.64
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,944  7,540  8,296  9,184  1,612  1,507    506
------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



---------------------------------------------------------------------------------------------
                                                   FOR THE YEARS ENDED DECEMBER 31,
                                         ----------------------------------------------------
                                          2012    2011    2010    2009    2008   2007   2006
---------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
---------------------------------------------------------------------------------------------
   Unit value                            $ 10.12 $ 10.26 $ 10.39 $ 10.53 $10.67 $10.58 $10.24
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,061   5,652   5,496   8,093  6,707  1,895    702
---------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
---------------------------------------------------------------------------------------------
   Unit value                            $  2.41 $  2.17 $  2.13 $  2.00 $ 1.56 $ 2.36 $ 1.98
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,495   9,729   9,473   9,924  9,857  2,099    449
---------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
---------------------------------------------------------------------------------------------
   Unit value                            $ 16.59 $ 15.46 $ 16.97 $ 13.00 $ 8.38 $16.12 $13.35
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,514   5,727   5,277   4,560  3,390  1,545    298
---------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
---------------------------------------------------------------------------------------------
   Unit value                            $  9.52 $  8.45 $  8.96 $  8.11 $ 6.57 $10.75 $10.71
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,269   4,724   5,245   5,808  5,798  5,018    666
---------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
---------------------------------------------------------------------------------------------
   Unit value                            $ 11.28 $  9.50 $ 10.53 $  9.26 $ 6.77 $11.58 $11.10
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,026   5,123   4,348   3,449  2,631  1,541    158
---------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
---------------------------------------------------------------------------------------------
   Unit value                            $  9.37 $  9.36 $  9.50 $  9.54 $ 8.95 $ 9.45 $ 8.59
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,752  16,930  17,862  18,851  9,821  3,197    841
---------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
---------------------------------------------------------------------------------------------
   Unit value                            $ 11.34 $ 11.20 $ 11.21 $ 10.69 $10.21 $11.07 $10.73
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,910   6,495   5,967   4,912  1,880  1,453    364
---------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
---------------------------------------------------------------------------------------------
   Unit value                            $ 15.63 $ 13.70 $ 14.46 $ 11.64 $ 9.35 $14.39 $14.85
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,556   4,801   5,026   4,873  2,215  1,354    370
---------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
---------------------------------------------------------------------------------------------
   Unit value                            $  7.07 $  6.02 $  6.22 $  5.42 $ 3.85 $ 6.75 $ 6.37
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,236  10,315   9,277   7,194  2,900  1,437    154
---------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
---------------------------------------------------------------------------------------------
   Unit value                            $  9.23 $  7.84 $  8.66 $  8.13 $ 6.33 $10.84 $10.76
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,757   4,890   5,019   5,026  4,870  4,461    526
---------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
---------------------------------------------------------------------------------------------
   Unit value                            $  2.27 $  2.04 $  2.13 $  1.90 $ 1.46 $ 2.46 $ 2.47
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,858   5,726   5,355   4,312  2,891  2,349    473
---------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
---------------------------------------------------------------------------------------------
   Unit value                            $ 11.64 $  9.96 $ 10.30 $  9.06 $ 7.15 $11.48 $11.93
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,044   2,990   2,995   2,994  2,784  2,074    664
---------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
---------------------------------------------------------------------------------------------
   Unit value                            $ 16.80 $ 14.13 $ 15.21 $ 13.14 $ 9.49 $13.28 $12.09
---------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,970   5,492   3,985   2,913    807    550     81
---------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------
                                          2012    2011    2010    2009   2008   2007   2006
--------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------
   Unit value                            $ 12.30 $ 10.91 $ 11.79 $10.16 $ 7.50 $14.25 $12.96
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,523   3,713   4,150  2,900    529    238     94
--------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------
   Unit value                            $ 13.90 $ 13.35 $ 12.78 $12.20 $11.41 $11.28 $10.76
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    16,972  13,376  11,264  8,726  2,680  1,109    333
--------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------
   Unit value                            $ 13.56 $ 11.67 $ 14.41 $13.65 $10.65 $20.44 $18.42
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,570   3,762   3,852  3,873  2,606  1,524    386
--------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------
   Unit value                            $ 12.45 $ 11.01 $ 12.04 $10.94 $ 8.36 $14.02 $13.53
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       941     992     928    759    507    349     62
--------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------
   Unit value                            $ 14.16 $ 12.41 $ 13.31 $11.92 $ 9.83 $15.92 $15.57
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,656   2,985   3,101  3,180  2,483  1,212    264
--------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------
   Unit value                            $ 15.01 $ 13.17 $ 14.49 $11.57 $ 8.27 $14.84 $13.44
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,105   2,147   2,136  1,900  1,229    725    212
--------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------
   Unit value                            $ 15.94 $ 14.07 $ 16.45 $13.34 $ 9.36 $14.81 $15.00
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,825   2,972   2,689  2,341  1,300    778    224
--------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------
   Unit value                            $ 11.74 $ 11.29 $ 10.89 $10.34 $ 9.56 $12.66 $12.44
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,228   3,669   3,634  3,205  2,102  1,768    448
--------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------
   Unit value                            $  4.55 $  4.14 $  4.98 $ 3.95 $ 2.98 $ 5.21 $ 5.09
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,860   7,121   7,726  7,492  4,840  3,439    574
--------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------
   Unit value                            $ 12.93 $ 11.22 $ 12.49 $10.17 $ 8.15 $13.29 $14.93
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,469   1,461   1,478  1,415    910    704    327
--------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------
   Unit value                            $ 14.47 $ 12.92 $ 13.76 $11.84 $ 7.57 $14.50 $12.42
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,481   3,374   3,303  3,012  1,902    986    112
--------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information




---------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005   2004   2003
---------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.77 $ 11.38 $ 12.51 $ 11.26 $  9.00 $ 15.05 $ 14.43 $12.45 $11.72 $10.66
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,804   6,354   7,808   8,367   8,484   6,377   3,109  1,519    656     32
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.06 $ 11.73 $ 11.71 $ 11.11 $ 10.29 $ 11.76 $ 11.31 $10.82 $10.74 $10.30
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,559   7,073   6,707   7,276   5,824   2,454   1,800  1,000    281      1
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.20 $ 11.56 $ 11.85 $ 11.05 $  9.82 $ 12.40 $ 11.96 $11.19 $11.02 $10.41
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,368   4,888   4,498   4,925   4,505   2,753   3,022  2,176    414     84
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 45.70 $ 42.73 $ 44.54 $ 41.22 $ 35.84 $ 48.27 $ 46.21 $42.61 $41.36 $38.70
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,732   3,918   4,434   4,527   4,019   3,098   2,325  1,725    893    383
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.05 $ 11.90 $ 12.74 $ 11.62 $  9.69 $ 14.45 $ 13.82 $12.28 $11.71 $10.66
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    20,839  22,803  24,916  27,631  27,177  23,506  14,705  6,917  2,788     46
---------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 21.24 $ 18.69 $ 19.14 $ 14.61 $ 10.96 $ 20.14 $ 17.56 $16.39 $14.95 $13.34
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       427     418     455     346     421     443     462    372    312    478
---------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.99 $  8.70 $  9.79 $  8.01 $  6.36 $  9.71 $ 10.81     --     --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       281     379     382     380     377     421      38     --     --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 21.80 $ 19.51 $ 20.49 $ 18.56 $ 14.49 $ 23.24 $ 23.37 $19.66 $19.43 $17.87
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       833     960     954     880     834     842     856    849    802    502
---------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.31 $  5.46 $  5.57 $  4.90 $  4.47 $  6.71 $  6.59 $ 5.78 $ 5.54     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,840     634     806     611     730     571     504    326     15     --
---------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.41 $  7.33 $  7.44 $  6.72 $  5.23 $  9.71 $  8.81 $ 8.51 $ 7.96 $ 7.82
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       127     122     129     265     286     373     353    314    204    249
---------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.09 $ 11.34 $ 11.09 $  9.74 $  7.54 $ 12.71 $ 12.72 $11.55 $11.08 $10.16
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,683   1,901   2,012   2,196   2,528   3,063   1,393  1,585  1,200    776
---------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $217.02 $191.00 $193.27 $169.68 $134.51 $243.48 $239.38 $219.99 $214.55 $191.26
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        41      45      55      60      63      65      73      73      64      29
------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.81 $ 13.62 $ 13.22 $ 12.71 $ 12.59 $ 14.07 $ 13.88 $ 13.57 $ 13.50 $ 13.20
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,402   1,354   1,424   1,504   1,216   1,473   1,477   1,527   1,343   1,175
------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.75 $  8.87 $  9.46 $  8.61 $  6.60 $ 11.05 $ 10.84      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,436   1,593   1,664   1,601   1,517   1,189     216      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 28.62 $ 25.27 $ 25.32 $ 22.52 $ 18.20 $ 29.54 $ 28.64 $ 25.31 $ 24.66 $ 22.76
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,509   1,194   1,278   1,432   1,308   1,547   1,418   1,604   1,386   1,074
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.64 $ 13.93 $ 15.10 $ 13.33 $ 10.61 $ 18.08 $ 16.13 $ 15.01 $ 13.79 $ 12.69
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,703   1,904   2,210   2,904   3,228   3,346   2,714   2,354   1,938   1,510
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.58 $  9.68 $  9.83 $  8.99 $  7.01 $ 10.45 $ 10.42      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,157   1,654   1,643   1,908   1,649   1,574     368      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.55 $  7.58 $  8.07 $  7.44 $  5.89 $  9.49      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,946   4,136   4,481   4,971   5,195   2,805      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.67 $ 12.25 $ 12.30 $ 11.41 $  9.95 $ 11.75 $ 11.56 $ 10.48      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       442     561     286     248     305     337     193      77      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 37.58 $ 32.44 $ 34.20 $ 26.23 $ 18.86 $ 27.67 $ 25.76 $ 22.05 $ 21.50      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       609     624     678     666     610     618     233      79       9      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.21 $ 11.97 $ 11.67 $ 11.16 $ 11.14 $ 10.64 $  9.90 $  9.74      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,193   1,389   1,235   1,037   1,063     476     185       8      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.09 $ 14.86 $ 17.25 $ 15.74 $ 10.67 $ 25.45 $ 18.23 $ 13.53 $ 10.37 $  8.53
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,036   1,149   1,440   1,600   1,528   1,726   1,239     755     609     457
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.38 $ 19.52 $ 18.86 $ 18.41 $ 19.16 $ 18.82 $ 17.92 $ 17.67 $ 17.76 $ 17.72
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       470     458     948     875     948     404     376     481     416     458
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.57 $ 10.12 $ 12.39 $ 11.54 $  8.68 $ 16.01 $ 14.13 $ 12.06 $ 10.47 $  9.38
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,808   2,069   2,230   2,278   2,341   2,289   3,208   2,337   1,926   1,026
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.98 $10.48 $12.15 $11.74 $ 9.40 $19.41 $17.67 $14.55 $12.84 $11.05
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,245  1,332  1,511  1,714  1,924  2,236  1,508  1,037    649    530
--------------------------------------------------------------------------------------------------------------
 EQ/ INTERNATIONAL VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.06 $14.77 $17.93 $17.19 $13.43 $23.97 $22.13 $17.91 $16.44 $13.75
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      751    843    914    984  1,000  1,136  1,052    782    522    441
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.62 $11.94 $12.82 $11.61 $ 8.93 $15.08 $15.53 $13.12 $12.84 $11.78
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      230    247    256    275    280    288    351    347    370    307
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.60 $ 8.49 $ 9.02 $ 8.03 $ 6.46 $10.50 $10.28 $ 9.26 $ 8.79 $ 8.03
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      277    284    330    367    389    458    510    603    610    598
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.27 $ 7.33 $ 7.29 $ 6.39 $ 4.78 $ 7.62 $ 6.80 $ 6.96 $ 6.16 $ 5.78
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      955    864    906  1,047  1,004  1,050  1,042  1,055    981    856
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.89 $14.21 $15.00 $13.34 $10.06 $16.57 $14.58 $13.76 $12.84 $11.60
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      924  1,071    204    249    298    492    192    184    149     93
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.51 $ 5.68 $ 5.80 $ 5.15 $ 4.39 $10.32 $11.17 $10.63     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,321  1,412    832    868    847    809    532    144     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.66 $11.12 $11.91 $10.76 $ 9.09 $16.31 $17.38 $14.57 $14.06 $12.60
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,671  1,875  2,059  2,313  2,668  3,123  2,507  2,363  2,169  1,481
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.15 $10.71 $11.91 $10.63 $ 8.62 $12.70 $11.67 $10.54     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      414    517    473    455    425    442    196     84     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.96 $12.71 $14.48 $12.82 $ 9.50 $16.18 $14.17 $11.47     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,165  1,217  1,214    777    796    665    269     56     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.17 $10.57 $11.02 $ 8.92 $ 6.66 $13.35 $12.57 $11.47 $10.97 $ 9.62
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,423  1,481  1,672  1,781  1,863  2,166  1,890  1,556   1391    883
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.26 $13.95 $15.67 $13.01 $ 9.74 $16.40 $16.96 $15.34 $14.02 $12.10
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,445  1,617  1,830  2,158    902  1,069  1,156  1,107  1,007    636
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $25.91 $26.36 $26.82 $27.28 $27.75 $27.65 $26.86 $26.15 $25.92 $26.17
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      514    623    729  1,227  1,943  1,051  1,102    845    349    434
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.67 $ 5.13 $ 5.07 $ 4.77 $ 3.74 $ 5.66 $ 4.77 $ 4.49 $ 4.34     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      617    816    964  1,099  1,560    657     83     72     22     --
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.09 $15.05 $16.59 $12.75 $ 8.26 $15.95 $13.26 $12.34     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      870    927    889    885    695    782    297    179     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.28 $ 8.27 $ 8.80 $ 8.00 $ 6.50 $10.69 $10.70     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      898  1,002  1,238  1,402  1,644  1,727    258     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.00 $ 9.30 $10.35 $ 9.14 $ 6.71 $11.51 $11.08     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,214  1,216  1,073    860    786    674     83     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.41 $10.44 $10.64 $10.73 $10.11 $10.72 $ 9.78 $ 9.91     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,316  5,586  3,294  3,673  2,525  1,235    730    286     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.13 $15.98 $16.06 $15.38 $14.75 $16.06 $15.63 $15.31 $15.27 $14.97
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      765    816    941  1,133    502    626    590    573    555    512
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.05 $15.01 $15.91 $12.86 $10.37 $16.02 $16.60 $14.35 $14.00 $12.10
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      733    734    850  1,024    720    713    744    596    575    449
--------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.74 $14.32 $14.85 $12.98 $ 9.26 $16.30 $15.46 $16.39 $16.03     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      676    571    606    610    421    401     47     41      6     --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.00 $ 7.67 $ 8.51 $ 8.02 $ 6.27 $10.78 $10.75     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      634    657    694    735    848    853    178     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.46 $ 4.92 $ 5.15 $ 4.63 $ 3.56 $ 6.04 $ 6.07 $ 5.41 $ 5.05     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      212    186    161    166    153     89    104     69     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.29 $ 9.70 $10.07 $ 8.89 $ 7.04 $11.36 $11.85 $10.40     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      452    581    587    490    545    539    602    296     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.76 $ 9.94 $10.74 $ 9.31 $ 6.75 $ 9.49 $ 8.67 $ 8.33 $ 8.15 $ 7.75
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,807  1,264    957    537    353    249    215    280    377    218
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $51.27 $45.67 $49.57 $42.88 $31.77 $60.62 $55.37 $53.59 $50.38 $45.72
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      179    206    250    144     53     56     47     25     28     10
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.25 $13.74 $13.21 $12.66 $11.89 $11.80 $11.30 $11.08 $11.07 $10.84
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,885  2,442  3,414  3,238  3,511  1,494  2,030  1,611  1,424  1,202
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.95 $10.33 $12.81 $12.18 $ 9.54 $18.39 $16.64 $13.51 $11.90 $10.27
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      636    719    842    967    951  1,047  1,030    783    806    360
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.88 $ 9.67 $10.61 $ 9.68 $ 7.43 $12.50 $12.11 $10.85 $10.34 $ 9.59
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      327    380    416    452    447    473    453    353    272    238
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.52 $11.02 $11.87 $10.67 $ 8.83 $14.37 $14.10 $12.02 $11.42 $10.15
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      677    773    753    860    921  1,210  1,363  1,238  1,242    726
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.70 $10.31 $11.39 $ 9.13 $ 6.55 $11.81 $10.74 $ 9.96 $ 9.35 $ 8.52
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,046    736    783    810    813    934  1,035  1,075  1,055    731
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.19 $12.57 $14.76 $12.02 $ 8.47 $13.46 $13.68 $12.13 $11.49 $10.15
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      641    726    760    803    727    805  1,010    876  1,011    560
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $27.87 $26.92 $26.06 $24.86 $23.07 $30.68 $30.26 $28.00 $27.64 $25.87
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      635    628    641    663    523    526    758    755    771    557
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.46 $ 6.81 $ 8.22 $ 6.55 $ 4.95 $ 8.71 $ 8.54 $ 7.89 $ 7.46     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      579    584    746    786    687    788    475    242     59     --
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.10 $14.03 $15.68 $12.81 $10.31 $16.88 $19.05 $16.69 $16.22 $14.09
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      475    494    612    586    666    748  1,201    991    884    641
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.83 $10.61 $11.34 $ 9.80 $ 6.29 $12.10 $10.41 $ 9.87 $ 9.02 $ 8.74
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      572    579    705    766    462    597    350    311    306     98
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Purchase considerations for QP contracts(1)

This information is provided for historical purposes only. The contracts are no longer available to new purchasers.

--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

We will not accept defined benefit plans. This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or other contributions from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 (70, under Accumulator(R) Plus/SM/ contracts), or if later, the first contract anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges;
(2) market value adjustments; or (3) benefit base adjustments to an optional benefit.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions must generally commence from the plan for participants after age 70 1/2, trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 6% of the Guaranteed minimum income benefit Roll-Up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and


..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust and may not be rollover eligible.


Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisors whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

-------------
(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts owners only.

             APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2013 to a fixed maturity option with a maturity date of February 15, 2021 (eight years later) at a hypothetical rate to maturity of 7.00% ("h" in the calculation below), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000, including any applicable withdrawal charge, is made four years later on February 15, 2017(a) . Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.



-------------------------------------------------------------------------------------------------------------------------
                                                                             HYPOTHETICAL ASSUMED RATE TO MATURITY/(J)/
                                                                             ("J" IN THE CALCULATION BELOW)
                                                                             FEBRUARY 15, 2017

                                                                             --------------------------------------------
                                                                              5.00%                 9.00%

-------------------------------------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2017 BEFORE WITHDRAWAL
(1) Market adjusted amount/(b)/                                              $141,389             $121,737
-------------------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount/(c)/                                               $131,104             $131,104
-------------------------------------------------------------------------------------------------------------------------
(3) Market value adjustment: (1) - (2)                                       $ 10,285             $ (9,367)
-------------------------------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2017 AFTER $50,000 WITHDRAWAL
(4) Portion of market value adjustment associated with the withdrawal:
  (3) x [$50,000/(1)]                                                        $  3,637             $ (3,847)
-------------------------------------------------------------------------------------------------------------------------
(5) Portion of fixed maturity associated with the withdrawal: $50,000 - (4)  $ 46,363             $ 53,847
-------------------------------------------------------------------------------------------------------------------------
(6) Market adjusted amount: (1) - $50,000                                    $ 91,389             $ 71,737
-------------------------------------------------------------------------------------------------------------------------
(7) Fixed maturity amount: (2) - (5)                                         $ 84,741             $ 77,257
-------------------------------------------------------------------------------------------------------------------------
(8) Maturity value/(d)/                                                      $111,099             $101,287
-------------------------------------------------------------------------------------------------------------------------

You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

(a)Number of days from the withdrawal date to the maturity date = D = 1,461

(b)Market adjusted amount is based on the following calculation:

Maturity value        =               $171,882               where j is either 5% or 9%
----------------------          -----------------------------
(1+j)/(D/365)/                   (1+j)/(1,461/365)/

(c)Fixed maturity amount is based on the following calculation:
Maturity value        =               $171,882
----------------------          -----------------------------
(1+h)/(D/365)/                  (1+0.07)/(1,461/365)/

(d)Maturity value is based on the following calculation:

   Fixed maturity amount x (1+h)/(D/365)/  = ($84,741 or $77,257) x (1+0.07)/(1,461/365)/

                                     III-1

                 APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE

Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond, EQ/Money Market, EQ/PIMCO Ultra Short Bond, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

--------------------------------------------------------------------------------------------------------
                                           6% ROLL-UP TO AGE    ANNUAL RATCHET TO   GWBL ENHANCED DEATH
END OF CONTRACT YEAR    ACCOUNT VALUE       85 BENEFIT BASE    AGE 85 BENEFIT BASE     BENEFIT BASE
--------------------------------------------------------------------------------------------------------
         1                $105,000           $106,000/(4)/        $105,000/(1)/        $105,000/(5)/
--------------------------------------------------------------------------------------------------------
         2                $115,500           $112,360/(3)/        $115,500/(1)/        $115,500/(5)/
--------------------------------------------------------------------------------------------------------
         3                $129,360           $119,102/(3)/        $129,360/(1)/        $129,360/(5)/
--------------------------------------------------------------------------------------------------------
         4                $103,488           $126,248/(3)/        $129,360/(2)/        $135,828/(6)/
--------------------------------------------------------------------------------------------------------
         5                $113,837           $133,823/(4)/        $129,360/(2)/        $142,296/(6)/
--------------------------------------------------------------------------------------------------------
         6                $127,497           $141,852/(4)/        $129,360/(2)/        $148,764/(6)/
--------------------------------------------------------------------------------------------------------
         7                $127,497           $150,363/(4)/        $129,360/(2)/        $155,232/(6)/
--------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(5)At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(6)At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

                  APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

The following illustrates the enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond, EQ/Money Market, EQ/PIMCO Ultra Short Bond, the guaranteed interest option or the fixed maturity options) , no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

--------------------------------------------------------------------------------------------------------
                                             6% ROLL-UP TO      ANNUAL RATCHET TO   GWBL ENHANCED DEATH
END OF CONTRACT YEAR    ACCOUNT VALUE     AGE 85 BENEFIT BASE  AGE 85 BENEFIT BASE     BENEFIT BASE
--------------------------------------------------------------------------------------------------------
         1                $109,200           $106,000/(3)/        $109,200/(1)/        $109,200/(5)/
--------------------------------------------------------------------------------------------------------
         2                $120,120           $112,360/(3)/        $120,120/(1)/        $120,120/(5)/
--------------------------------------------------------------------------------------------------------
         3                $134,534           $119,102/(3)/        $134,534/(1)/        $134,534/(5)/
--------------------------------------------------------------------------------------------------------
         4                $107,628           $126,248/(3)/        $134,534/(3)/        $141,261/(6)/
--------------------------------------------------------------------------------------------------------
         5                $118,390           $133,823/(3)/        $134,534/(2)/        $147,988/(6)/
--------------------------------------------------------------------------------------------------------
         6                $132,597           $141,852/(4)/        $134,534/(2)/        $154,715/(6)/
--------------------------------------------------------------------------------------------------------
         7                $132,597           $150,363/(4)/        $134,534/(2)/        $161,441/(6)/
--------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is equal to or higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 6 and 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(5)At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(6)At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

                  APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts, respectively. The tables illustrate the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.35)%, 3.65% for Accumulator(R) contracts; (2.6)% and 3.4% for Accumulator(R) Plus/SM/ contracts; (2.7)% and 3.3% for Accumulator(R) Elite/SM/ contracts; and (2.75)% and 3.25% for Accumulator(R) Select/SM/ contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.56%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.24% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 6% ROLL-UP
                                             TO AGE 85 OR                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
61      1     95,930 101,909 88,930  94,909 106,000    106,000    108,400   108,400      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
62      2     91,887 103,799 84,887  96,799 112,360    112,360    117,304   117,304      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
63      3     87,866 105,662 81,866  99,662 119,102    119,102    126,742   126,742      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
64      4     83,859 107,494 77,859 101,494 126,248    126,248    136,747   136,747      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
65      5     79,862 109,288 74,862 104,288 133,823    133,823    147,352   147,352      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
66      6     75,868 111,037 72,868 108,037 141,852    141,852    158,593   158,593      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
67      7     71,872 112,732 70,872 111,732 150,363    150,363    170,508   170,508      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
68      8     67,865 114,366 67,865 114,366 159,385    159,385    183,139   183,139      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
69      9     63,842 115,929 63,842 115,929 168,948    168,948    196,527   196,527      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
70     10     59,795 117,412 59,795 117,412 179,085    179,085    210,719   210,719    9,814     9,814    9,814     9,814
----------------------------------------------------------------------------------------------------------------------------
75     15     38,886 123,220 38,886 123,220 239,656    239,656    295,518   295,518   14,643    14,643   14,643    14,643
----------------------------------------------------------------------------------------------------------------------------
80     20     16,088 125,043 16,088 125,043 320,714    320,714    408,999   408,999   22,001    22,001   22,001    22,001
----------------------------------------------------------------------------------------------------------------------------
85     25          0 120,486      0 120,486       0    429,187          0   517,472        0    35,794        0    35,794
----------------------------------------------------------------------------------------------------------------------------
90     30          0 126,738      0 126,738       0    429,187          0   517,472      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
95     35          0 134,088      0 134,088       0    429,187          0   517,472      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 6% ROLL-UP
                                             TO AGE 85 OR                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
----------------------------------------------------------------------------------------------------------------------------
60      0    104,000 104,000 96,000  96,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
61      1     99,563 105,782 91,563  97,782 106,000    106,000    108,400   108,400      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
62      2     95,175 107,535 87,175  99,535 112,360    112,360    117,304   117,304      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
63      3     90,827 109,253 83,827 102,253 119,102    119,102    126,742   126,742      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
64      4     86,515 110,931 79,515 103,931 126,248    126,248    136,747   136,747      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
65      5     82,231 112,562 76,231 106,562 133,823    133,823    147,352   147,352      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
66      6     77,969 114,138 72,969 109,138 141,852    141,852    158,593   158,593      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
67      7     73,721 115,650 69,721 111,650 150,363    150,363    170,508   170,508      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
68      8     69,481 117,092 66,481 114,092 159,385    159,385    183,139   183,139      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
69      9     65,241 118,453 65,241 118,453 168,948    168,948    196,527   196,527      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
70     10     60,994 119,724 60,994 119,724 179,085    179,085    210,719   210,719    9,814     9,814    9,814     9,814
----------------------------------------------------------------------------------------------------------------------------
75     15     39,316 124,318 39,316 124,318 239,656    239,656    295,518   295,518   14,643    14,643   14,643    14,643
----------------------------------------------------------------------------------------------------------------------------
80     20     16,110 124,672 16,110 124,672 320,714    320,714    408,999   408,999   22,001    22,001   22,001    22,001
----------------------------------------------------------------------------------------------------------------------------
85     25          0 118,416      0 118,416       0    429,187          0   517,472        0    35,794        0    35,794
----------------------------------------------------------------------------------------------------------------------------
90     30          0 122,708      0 122,708       0    429,187          0   517,472      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
95     35          0 127,694      0 127,694       0    429,187          0   517,472      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 6% ROLL-UP
                                             TO AGE 85 OR                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000  92,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
61      1     95,581 101,560 87,581  93,560 106,000    106,000    108,400   108,400      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
62      2     91,215 103,084 84,215  96,084 112,360    112,360    117,304   117,304      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
63      3     86,893 104,565 80,893  98,565 119,102    119,102    126,742   126,742      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
64      4     82,610 105,996 77,610 100,996 126,248    126,248    136,747   136,747      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
65      5     78,358 107,371 78,358 107,371 133,823    133,823    147,352   147,352      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
66      6     74,132 108,682 74,132 108,682 141,852    141,852    158,593   158,593      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
67      7     69,923 109,921 69,923 109,921 150,363    150,363    170,508   170,508      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
68      8     65,725 111,079 65,725 111,079 159,385    159,385    183,139   183,139      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
69      9     61,530 112,147 61,530 112,147 168,948    168,948    196,527   196,527      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
70     10     57,331 113,114 57,331 113,114 179,085    179,085    210,719   210,719    9,814     9,814    9,814     9,814
----------------------------------------------------------------------------------------------------------------------------
75     15     35,904 116,035 35,904 116,035 239,656    239,656    295,518   295,518   14,643    14,643   14,643    14,643
----------------------------------------------------------------------------------------------------------------------------
80     20     13,046 114,439 13,046 114,439 320,714    320,714    408,999   408,999   22,001    22,001   22,001    22,001
----------------------------------------------------------------------------------------------------------------------------
85     25          0 105,938      0 105,938       0    429,187          0   517,472        0    35,794        0    35,794
----------------------------------------------------------------------------------------------------------------------------
90     30          0 107,652      0 107,652       0    429,187          0   517,472      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
95     35          0 109,633      0 109,633       0    429,187          0   517,472      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


-----------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 6% ROLL-UP
                                              TO AGE 85 OR                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                 TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%      6%      0%         6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 100,000 100,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     95,532 101,511  95,532 101,511 106,000    106,000    108,400   108,400      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     91,119 102,982  91,119 102,982 112,360    112,360    117,304   117,304      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     86,754 104,409  86,754 104,409 119,102    119,102    126,742   126,742      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     82,432 105,783  82,432 105,783 126,248    126,248    136,747   136,747      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     78,145 107,099  78,145 107,099 133,823    133,823    147,352   147,352      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     73,886 108,349  73,886 108,349 141,852    141,852    158,593   158,593      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     69,648 109,524  69,648 109,524 150,363    150,363    170,508   170,508      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     65,424 110,616  65,424 110,616 159,385    159,385    183,139   183,139      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     61,205 111,615  61,205 111,615 168,948    168,948    196,527   196,527      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     56,986 112,511  56,986 112,511 179,085    179,085    210,719   210,719    9,814     9,814    9,814     9,814
-----------------------------------------------------------------------------------------------------------------------------
75     15     35,496 115,038  35,496 115,038 239,656    239,656    295,518   295,518   14,643    14,643   14,643    14,643
-----------------------------------------------------------------------------------------------------------------------------
80     20     12,634 112,983  12,634 112,983 320,714    320,714    408,999   408,999   22,001    22,001   22,001    22,001
-----------------------------------------------------------------------------------------------------------------------------
85     25          0 103,964       0 103,964       0    429,187          0   517,472        0    35,794        0    35,794
-----------------------------------------------------------------------------------------------------------------------------
90     30          0 105,095       0 105,095       0    429,187          0   517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
95     35          0 106,399       0 106,399       0    429,187          0   517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

Appendix VI: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

-----------------------------------------------------------------------------------------
                                        NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
-----------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                   100,000         100,000           100,000
-----------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to                104,000         104,000           104,000
    withdrawal./(1)/
-----------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT            4,000           4,000             4,000
    EARNINGS: death benefit less net
    contributions (prior to the
    withdrawal in D). B MINUS A.
-----------------------------------------------------------------------------------------
D   WITHDRAWAL                                0             3,000             6,000
-----------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE         0               0               2,000
    EARNINGS
    ENHANCEMENT BENEFIT
    EARNINGS GREATER OF D MINUS C OR
    ZERO
-----------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for        100,000         100,000           98,000
    the withdrawal in D) A MINUS E
-----------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the        104,000         101,000           98,000
    withdrawal in D) B MINUS D
-----------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET                  4,000           1,000               0
    CONTRIBUTIONS G MINUS F
-----------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR      40%             40%               40%
-----------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT H          1,600            400                0
    TIMES I
-----------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the           105,600         101,400           98,000
    Earnings enhancement benefit G
    PLUS J
-----------------------------------------------------------------------------------------

(1)The death benefit is the greater of the account value or any applicable death benefit.

               APPENDIX VI: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VII: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

Certain information is provided for historical purpose only. The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits in the contracts are either not available or vary from the respective contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix VIII later in this Prospectus for information about the availability of certain features under your contract.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA  See "Contract features and        If you reside in the state of
            benefits"--"Your right to cancel  California and you are age 60 within a certain number of days"  and older at the time the contract is issued, you may
                                              return your variable annuity
                                              contract within 30 days from the
                                              date that you receive it and
                                              receive a refund as described
                                              below. This is also referred to
                                              as the "free look" period.

                                              If you allocate your entire
                                              initial contribution to the
                                              EQ/Money Market option (and/or
                                              guaranteed interest option, if
                                              available), the amount of your
                                              refund will be equal to your
                                              contribution, unless you make a
                                              transfer, in which case the
                                              amount of your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office. This amount could be
                                              less than your initial
                                              contribution. If the Principal
                                              guarantee benefit or Guaranteed
                                              withdrawal benefit for life is
                                              elected, the investment
                                              allocation during the 30 day
                                              free look period is limited to
                                              the guaranteed interest option.
                                              If you allocate any portion of
                                              your initial contribution to the
                                              variable investment options
                                              (other than the EQ/Money Market
                                              option) and/or fixed maturity
                                              options, your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office.

                                              "RETURN OF CONTRIBUTION" FREE
                                              LOOK TREATMENT AVAILABLE THROUGH
                                              CERTAIN SELLING BROKERS-DEALERS

                                              Certain selling broker-dealers
                                              offer an allocation method
                                              designed to preserve your right
                                              to a return of your
                                              contributions during the free
                                              look period. At the time of
                                              application, you will instruct
                                              your financial professional as
                                              to how your initial contribution
                                              and any subsequent contributions
                                              should be treated for the
                                              purpose of maintaining your free
                                              look right under the contract.
                                              Please consult your financial
                                              professional to learn more about
                                              the availability of "return of
                                              contribution" free look
                                              treatment.
-------------------------------------------------------------------------------

                                     VII-1

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
CALIFORNIA                                     If you choose "return of
(CONTINUED)                                    contribution" free look
                                               treatment of your contract, we
                                               will allocate your entire
                                               contribution and any subsequent
                                               contributions made during the
                                               40-day period following the
                                               Contract Date, to the EQ/Money
                                               Market investment option. In the
                                               event you choose to exercise
                                               your free look right under the
                                               contract, you will receive a
                                               refund equal to your
                                               contributions.

                                               If you choose the "return of
                                               contribution" free look
                                               treatment and your contract is
                                               still in effect on the 40th day
                                               (or next Business Day) following
                                               the contract date, we will
                                               automatically reallocate your
                                               account value to the investment
                                               options chosen on your
                                               application.

                                               Any transfers made prior to the
                                               expiration of the 30-day free
                                               look will terminate your right
                                               to "return of contribution"
                                               treatment in the event you
                                               choose to exercise your free
                                               look right under the contract.
                                               Any transfer made prior to the
                                               40th day following the contract
                                               date will cancel the automatic
                                               reallocation on the 40th day (or
                                               next business day) following the
                                               Contract Date described above.
                                               If you do not want AXA Equitable
                                               to perform this scheduled one-
                                               time re-allocation, you must
                                               call one of our customer service
                                               representatives at 1 (800)
                                               789-7771 before the 40th day
                                               following the contract date to
                                               cancel.
--------------------------------------------------------------------------------
FLORIDA      See "Contract features and        The following information
             benefits" in "Credits"(For        replaces the second bullet of
             Accumulator(R) Plus/SM/           the final set of bullets in this
             contracts only)                   section:
                                               .   You may annuitize your
                                                   contract after thirteen
                                                   months, however, if you
                                                   elect to receive annuity
                                                   payments within five years
                                                   of the contract date, we
                                                   will recover the credit that
                                                   applies to any contribution
                                                   made in that five years. If
                                                   you start receiving annuity
                                                   payments after five years
                                                   from the contract date and
                                                   within three years of making
                                                   any contribution, we will
                                                   recover the credit that
                                                   applies to any contribution
                                                   made within the prior three
                                                   years.
--------------------------------------------------------------------------------
ILLINOIS     Notice to all Illinois contract   Illinois law provides that a
             owners                            spouse in a civil union and a
                                               spouse in a marriage are to be
                                               treated identically. For
                                               purposes of your contract, when
                                               we use the term "married", we
                                               include "parties to a civil
                                               union" and when we use the word
                                               "spouse" we include "parties to
                                               a civil union". While civil
                                               union spouses are afforded the
                                               same rights as married spouses
                                               under Illinois law, tax-related
                                               advantages such as spousal
                                               continuation are derived from
                                               federal tax law. Illinois' Civil
                                               Union Law does not and cannot
                                               alter federal law. The federal
                                               Defense of Marriage Act excludes
                                               civil unions and civil union
                                               partners from the meaning of the
                                               word "marriage" or "spouse" in
                                               all federal laws. Therefore, a
                                               civil union spouse does not
                                               qualify for the same tax
                                               advantages provided to a married
                                               spouse under federal law,
                                               including the tax benefits
                                               afforded to the surviving spouse
                                               of an owner of an annuity
                                               contract or any rights under
                                               specified tax-favored savings or
                                               retirement plans or arrangements.
--------------------------------------------------------------------------------

                                     VII-2

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------------------
 STATE                    FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------------------
OREGON                    See "We require that the          The following is added: (20)
(For Accumulator(R),      following types of                requests for required minimum
Accumulator(R) Plus/SM/   communications be on specific     distributions, other than
and Accumulator(R)        forms we provide for that         pursuant to our automatic RMD
Elite/SM/ contracts only  purpose:" in "Who is AXA          service.
-- Accumulator(R)         Equitable?"
Select/SM/ contracts not
available)

                          Flexible Premium IRA, Flexible    Not Available
                          Premium Roth IRA and QP contracts

                          Fixed maturity options            Not Available

                          Automatic investment program      Not Available

                          Special dollar cost averaging     .   Available only during the
                          program (For Accumulator(R) and       first contract year.
                          Accumulator(R) Elite/SM/
                          contracts only)                   .   Subsequent contributions
                                                                cannot be used to elect new
                                                                programs after the first
                                                                contract year. You may make
                                                                subsequent contributions to
                                                                the initial programs while
                                                                they are still running.

                          See "How you can contribute to    Additional contributions are
                          your contract" in "Contract       limited to the first year after
                          features and benefits" and        the contract issue date only.
                          "Rules regarding contributions
                          to your contract" in "Appendix X"

                          See "Guaranteed minimum death     The Roll-Up benefit base is
                          benefit/Guaranteed minimum        eligible for reset beginning on
                          income benefit roll-up benefit    the fifth contract date
                          base reset" in "Contract          anniversary and on each fifth or
                          features and benefits"            later contract date anniversary
                                                            after a reset.

                          See "Lifetime required minimum    The following replaces the third
                          distribution withdrawals" under   paragraph: We generally will not
                          "Withdrawing your account value"  impose a withdrawal charge on
                          in "Accessing your money"         minimum distribution withdrawals
                                                            even if you are not enrolled in
                                                            our automatic RMD service except
                                                            if, when added to a lump sum
                                                            withdrawal previously taken in
                                                            the same contract year, the
                                                            minimum distribution withdrawals
                                                            exceed the 10% free withdrawal
                                                            amount. In order to avoid a
                                                            withdrawal charge in connection
                                                            with minimum distribution
                                                            withdrawals outside of our
                                                            automatic RMD service, you must
                                                            notify us using our request
                                                            form. Such minimum distribution
                                                            withdrawals must be based solely
                                                            on your contract's account value.

                          See "Selecting an annuity payout  FOR ACCUMULATOR(R) CONTRACTS: An
                          option" under "Your annuity       annuity commencement date
                          payout options" in "Accessing     earlier than seven years from
                          your money"                       the contract issue date may not
                                                            be elected.
                                                            FOR ACCUMULATOR(R) ELITE/SM/
                                                            CONTRACTS: An annuity
                                                            commencement date earlier than
                                                            four years from the contract
                                                            issue date may not be elected.
                                                            FOR ACCUMULATOR(R) PLUS/SM/
                                                            CONTRACTS: An annuity
                                                            commencement date earlier than
                                                            eight years from the contract
                                                            issue date may not be elected.

                          See "Greater of 6% Roll-Up to     The charge is equal to 0.60% of
                          age 85 or Annual Ratchet to age   the Greater of 6% Roll-Up to age
                          85" under "Guaranteed minimum     85 or Annual Ratchet to age 85
                          death benefit charge" in          benefit base.
                          "Charges and expenses"

                          See "Disability, terminal         Item (i) under this section is
                          illness, or confinement to        deleted in its entirety
                          nursing home" under "Withdrawal
                          charge" in "Charges and expenses"
---------------------------------------------------------------------------------------------

                                     VII-3

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                     Your contract refers to
                                                contributions as premiums.

              Special dollar cost averaging     In Pennsylvania, we refer to
              program                           this program as "enhanced rate
              (For Accumulator(R) and           dollar cost averaging."
              Accumulator(R) Elite/SM/
              contracts only)

              See "Disability, terminal         Item (iii) under this section is
              illness, or confinement to        deleted in its entirety.
              nursing home" under "Withdrawal
              charge" in "Charges and
              expenses" (For Accumulator(R),
              Accumulator(R) Plus/SM/ and
              Accumulator(R) Elite/SM/
              contracts only)

              Required disclosure for           Any person who knowingly and
              Pennsylvania customers            with intent to defraud any
                                                insurance company or other
                                                person files an application for
                                                insurance or statement of claim
                                                containing any materially false
                                                information or conceals for the
                                                purpose of misleading,
                                                information concerning any fact
                                                material thereto commits a
                                                fraudulent insurance act, which
                                                is a crime and subjects such
                                                person to criminal and civil
                                                penalties.
---------------------------------------------------------------------------------
PUERTO RICO   IRA, Roth IRA, Inherited IRA, QP  Not Available
              and Rollover TSA contracts

              Beneficiary continuation option   Not Available
              (IRA)

              Tax Information -- Special rules  Income from NQ contracts we
              for NQ contracts                  issue is U.S. source. A Puerto
                                                Rico resident is subject to U.S.
                                                taxation on such U.S. source
                                                income. Only Puerto Rico source
                                                income of Puerto Rico residents
                                                is excludable from U.S.
                                                taxation. Income from NQ
                                                contracts is also subject to
                                                Puerto Rico tax. The calculation
                                                of the taxable portion of
                                                amounts distributed from a
                                                contract may differ in the two
                                                jurisdictions. Therefore, you
                                                might have to file both U.S. and
                                                Puerto Rico tax returns, showing
                                                different amounts of income from
                                                the contract for each tax
                                                return. Puerto Rico generally
                                                provides a credit against Puerto
                                                Rico tax for U.S. tax paid.
                                                Depending on your personal
                                                situation and the timing of the
                                                different tax liabilities, you
                                                may not be able to take full
                                                advantage of this credit.
---------------------------------------------------------------------------------
TEXAS         See "Charges that AXA Equitable   We will deduct the annual
              deducts" under "Annual            administrative charge on a pro
              administrative charge" in         rata basis but only from your
              "Charges and expenses"            value in the variable investment
                                                options. We will not deduct this
                                                charge from your value in the
                                                guaranteed interest option.
---------------------------------------------------------------------------------
WASHINGTON    Guaranteed interest option        Not Available

              Investment simplifier --          Not Available
              Fixed-dollar option and Interest
              sweep option

              Fixed maturity options            Not Available

              Earnings enhancement benefit      Not Available

              Special dollar cost averaging     .   Available only at issue
              program
              (For Accumulator(R) and           .   Subsequent contributions
              Accumulator(R) Elite/SM/              cannot be used to elect new
              contracts only)                       programs. You may make
                                                    subsequent contributions to
                                                    the initial programs while
                                                    they are still running.

              "Greater of 6% Roll-Up to age 85  All references to this feature
              or Annual Ratchet to age 85       are deleted in their entirety.
              enhanced death benefit"           You have the choice of the
                                                following guaranteed minimum
                                                death benefits: the Greater of
                                                4% Roll-Up to age 85 or Annual
                                                Ratchet to age 85; the Annual
                                                Ratchet to age 85; the Standard
                                                death benefit; the GWBL Enhanced
                                                death benefit; or the GWBL
                                                Standard death benefit.
---------------------------------------------------------------------------------


                                     VII-4

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
WASHINGTON   See "Guaranteed minimum death     The charge for the Greater of 4%
(CONTINUED)  benefit charge" in "Fee table"    Roll-Up to age 85 or Annual
             and in "Charges and expenses"     Ratchet to age 85 is 0.60%

             See "Guaranteed minimum death     .   If you elect the 6%
             benefit and Guaranteed minimum        Guaranteed minimum income
             income benefit base" in               benefit with the Greater of
             "Contract features and benefits"      4% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit, the
                                                   variable investment options
                                                   (other than those variable
                                                   investment options that roll
                                                   up at 3%), the account for
                                                   special dollar cost
                                                   averaging program and the
                                                   account for 12 month dollar
                                                   cost averaging will roll up
                                                   at an annual rate of 6% for
                                                   the Guaranteed minimum
                                                   income benefit base and 4%
                                                   for the 4% Roll-Up to age 85
                                                   benefit base.

                                               .   If you elect the Greater of
                                                   4% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit,
                                                   without the Guaranteed
                                                   minimum income benefit, the
                                                   variable investment options
                                                   (other than those variable
                                                   investment options that roll
                                                   up at 3%), the account for
                                                   special dollar cost
                                                   averaging program and the
                                                   account for 12 month dollar
                                                   cost averaging will roll up
                                                   at an annual rate of 4% for
                                                   the 4% Roll-Up to age 85
                                                   benefit base.

             See "Guaranteed minimum death     Your "Greater of 4% Roll-Up to
             benefit/Guaranteed minimum        age 85 or Annual Ratchet to age
             income benefit roll-up benefit    85 enhanced death benefit"
             base reset" in "Contract          benefit base will reset only if
             features and benefits"            your account value is greater
                                               than your Guaranteed minimum
                                               income benefit roll-up benefit
                                               base.

             See "Guaranteed minimum death     You have a choice of the
             benefit" in "Contract features    Standard death benefit, the
             and benefits"                     Annual Ratchet to age 85
                                               enhanced death benefit, or the
                                               Greater of 4% Roll-Up to age 85
                                               or Annual Ratchet to age 85
                                               enhanced death benefit.

             See "Annual administrative        The second paragraph of this
             charge" in "Charges and expenses" section is replaced with the following:

                                               FOR ACCUMULATOR(R) AND
                                               ACCUMULATOR(R) ELITE/SM/
                                               contracts:

                                               The annual administrative charge
                                               will be deducted from the value
                                               in the variable investment
                                               options on a pro rata basis. If
                                               those amounts are insufficient,
                                               we will deduct all or a portion
                                               of the charge from the account
                                               for special dollar cost
                                               averaging. If the contract is
                                               surrendered or annuitized or a
                                               death benefit is paid on a date
                                               other than a contract date
                                               anniversary, we will deduct a
                                               pro rata portion of that charge
                                               for the year.

                                               FOR ACCUMULATOR(R) SELECT/SM/
                                               contracts:

                                               The annual administrative charge
                                               will be deducted from the value
                                               in the variable investment
                                               options on a pro rata basis. If
                                               those amounts are insufficient,
                                               we will deduct all or a portion
                                               of the charge from the account
                                               for 12 month dollar cost
                                               averaging. If the contract is
                                               surrendered or annuitized or a
                                               death benefit is paid on a date
                                               other than a contract date
                                               anniversary, we will deduct a
                                               pro rata portion of that charge
                                               for the year.
--------------------------------------------------------------------------------

                                     VII-5

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
WASHINGTON                                     FOR ACCUMULATOR(R) PLUS/SM/
(CONTINUED)                                    contracts:

                                               The annual administrative charge
                                               will be deducted from the value
                                               in the variable investment
                                               options on a pro rata basis. If
                                               the contract is surrendered or
                                               annuitized or a death benefit is
                                               paid on a date other than a
                                               contract date anniversary, we
                                               will deduct a pro rata portion
                                               of that charge for the year.

             See "How withdrawals affect your  The first sentence of the third
             Guaranteed minimum income         paragraph is replaced with the
             benefit, Guaranteed minimum       following:
             death benefit and Principal
             guarantee benefits" in            With respect to the Guaranteed
             "Accessing your money"            minimum income benefit and the
                                               Greater of 4% Roll-Up to age 85
                                               or Annual Ratchet to age 85
                                               enhanced death benefit,
                                               withdrawals (including any
                                               applicable withdrawal charges)
                                               will reduce each of the
                                               benefits' Roll-Up to age 85
                                               benefit base on a
                                               dollar-for-dollar basis, as long
                                               as the sum of the withdrawals in
                                               a contract year is 6% or less of
                                               each benefit's Roll-Up benefit
                                               base on the contract issue date
                                               or the most recent contract date
                                               anniversary, if later. With
                                               respect to the Greater of 4%
                                               Roll-Up to age 85 or Annual
                                               Ratchet to age 85 enhanced death
                                               benefit, if elected without the
                                               Guaranteed minimum income
                                               benefit, withdrawals (including
                                               any applicable withdrawal
                                               charges) will reduce the 4%
                                               Roll-Up to age 85 benefit base
                                               on a dollar-for-dollar basis, as
                                               long as the sum of the
                                               withdrawals in a contract year
                                               is 6% or less of the 4% Roll-Up
                                               to age 85 benefit base on the
                                               contract issue date or the most
                                               recent contract date
                                               anniversary, if later.

             See "10% free withdrawal amount"  The 10% free withdrawal amount
             under "Withdrawal charge" in      applies to full surrenders.
             "Charges and expenses" (For
             Accumulator(R), Accumulator(R)
             Plus/SM/ and Accumulator(R)
             Elite/SM/ contracts only)

             See "Certain withdrawals" under   If you elect the Greater of 4%
             "Withdrawal charge" in "Charges   Roll-Up to age 85 or Annual
             and expenses" (For                Ratchet to age 85 enhanced death
             Accumulator(R), Accumulator(R)    benefit without a Guaranteed
             Plus/SM/ and Accumulator(R)       minimum income benefit, the
             Elite/SM/ contracts only)         withdrawal charge will be waived
                                               for any withdrawal that,
                                               together with any prior
                                               withdrawals made during the
                                               contract year, does not exceed
                                               6% of the beginning of contract
                                               year 4% Roll-Up to age 85
                                               benefit base, even if such
                                               withdrawals exceed the free
                                               withdrawal amount.

             See "Withdrawal charge" in        The owner (or older joint owner,
             "Charges and expenses" under      if applicable) has qualified to
             "Disability, terminal illness,    receive Social Security
             or confinement to nursing home"   disability benefits as certified
             (For Accumulator(R),              by the Social Security
             Accumulator(R) Plus/SM/ and       Administration or a statement
             Accumulator(R) Elite/SM/          from an independent U.S.
             contracts only)                   licensed physician stating that
                                               the owner (or older joint owner,
                                               if applicable) meets the
                                               definition of total disability
                                               for at least 6 continuous months
                                               prior to the notice of claim.
                                               Such disability must be
                                               re-certified every 12 months.
--------------------------------------------------------------------------------

                                     VII-6

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

Appendix VIII: Contract variations

--------------------------------------------------------------------------------

The contracts described in this Prospectus are no longer sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date indicated below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VII earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
July 10, 2006 -           Greater of 6% Roll-Up to  The fee for this benefit
January 15, 2007          age 85 or Annual Ratchet  is 0.60%.
                          to age 85 enhanced death
                          benefit

                          Guaranteed minimum death  The Roll-Up benefit base
                          benefit/                  is eligible for reset
                          Guaranteed minimum        beginning on the fifth
                          income benefit roll-up    contract date
                          benefit base reset        anniversary and on each
                                                    fifth or later contract
                                                    date anniversary after a
                                                    reset.
-----------------------------------------------------------------------------

January 16, 2007-present  Greater of 6% Roll-Up to  The fee for this benefit age 85 or Annual Ratchet is 0.65%./(1)/ to age 85 enhanced death benefit

                          Guaranteed minimum death  The Roll-Up benefit base
                          benefit/ Guaranteed       is eligible for reset
                          minimum income benefit    annually./(1)/
                          roll-up benefit base
                          reset
-----------------------------------------------------------------------------
(1)This charge and feature are not available to contracts issued in Oregon.

                                    VIII-1

                      APPENDIX VIII: CONTRACT VARIATIONS

Appendix IX: Tax-sheltered annuity contracts (TSAs)


WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. Please see "How you can contribute to your contract" under "Contract features and benefits" earlier in this Prospectus for more information.


--------------------------------------------------------------------------------

GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity" contracts ("TSAs"). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under
Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 ("Rev. Rul. 90-24"), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.


CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

We no longer accept contributions to TSA contracts. Contributions to an Accumulator(R) Series TSA contract had been extremely limited. AXA Equitable had permitted Contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must have agreed to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable did not accept employer-remitted contributions. AXA Equitable did not accept contributions of after-tax funds, including designated Roth contributions to the Accumulator(R) Series TSA contracts. We had accepted contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Previously, contributions must have been made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.


DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:

..   the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

..   the owner dies; or

..   the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under "Federal and state income tax withholding and information reporting" in the "Tax Information" section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

              APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in the "Contract features and benefits" in this Prospectus. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

(1)the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

(2)$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

..   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

..   All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

..   the loan does not qualify under the conditions above;

..   the participant fails to repay the interest or principal when due; or

..   in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default is reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

              APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the "Tax Information" section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

..   For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

..   403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.

SPOUSAL CONSENT RULES


Your employer told us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.


If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

..   in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age). We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

              APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

Appendix X: Rules regarding contributions to your contract

With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

--------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)

                     .   0-80 (ACCUMULATOR(R) PLUS/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT
                     .   $100 monthly and $300 quarterly under our automatic investment program (additional)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS
                     .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions may be made after attainment of age 86, or if later, the first
CONTRIBUTIONS/(1)/       contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                         Select/SM/)

                     .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                  ROLLOVER IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)

                     .   20-80 (ACCUMULATOR(R) PLUS/SM/ )
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT
                     .   $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.

                     .   Rollovers from another traditional individual retirement arrangement.

                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.

                     .   Regular IRA contributions.

                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/       contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                         Select/SM/)

                     .   No additional contributions after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)

                     .   Contributions made after age 70 1/2 must be net of required minimum distributions.

                     .   Although we accept regular IRA contributions (limited to $5,500) under Rollover IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                               ROTH CONVERSION IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)

                     .   20-80 (ACCUMULATOR(R) PLUS/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT
                     .   $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
-------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                         ROTH CONVERSION IRA (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Rollovers from another Roth IRA.
CONTRIBUTIONS
                     .   Rollovers from a "designated Roth contribution account" under specified retirement plans.

                     .   Conversion rollovers from a traditional IRA or other eligible retirement plan.

                     .   Direct transfers from another Roth IRA.

                     .   Regular Roth IRA contributions.

                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional rollover or direct contributions after attainment of age 81, or, if later, the
CONTRIBUTIONS/(1)/       first contract date anniversary. (ACCUMULATOR(R))

                     .   No additional rollover or direct contributions after attainment of age 81 or, if later, the first contract date anniversary. (ACCUMULATOR(R) PLUS/SM/)

                     .   No additional rollover or direct transfer contributions after attainment of age 86 or, If later, the first contract date anniversary (ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R)
                         SELECT/SM/).

                     .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.

                     .   Although we accept Roth IRA contributions (limited to $5,500) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                  INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-70 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $1,000
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased
CONTRIBUTIONS            owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.

                     .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified cir- cumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   Any additional contributions must be from the same type of IRA of the same deceased owner.
CONTRIBUTIONS/(1)/
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       QP
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-75 (ACCUMULATOR(R) & ACCUMULATOR(R) ELITE/SM/)

                     .   20-70 (ACCUMULATOR(R) PLUS/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Only transfer contributions from other investments within an existing qualified plan trust.
CONTRIBUTIONS
                     .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.

                     .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   A separate QP contract must be established for each plan participant.
CONTRIBUTIONS/(1)/
                     .   We do not accept regular on-going payroll contributions or contributions directly from the employer.

                     .   Only one additional transfer contribution may be made during a contract year.

                     .   No additional transfer contributions after the annuitant's attainment of age 76 (age 71 under
                         Accumulator(R) Plus/SM/ contracts) or if later, the first contract date anniversary.

                     .   Contributions after age 70 1/2 must be net of any required minimum distributions.

                     .   We do not accept contributions from defined benefit plans.

See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
-------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                   FLEXIBLE PREMIUM IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-70 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
                          .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular traditional IRA contributions.

                          .   Additional catch-up contributions.

                          .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
                              457(b) plans.

                          .   Rollovers from another traditional individual retirement arrangement.

                          .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No regular IRA contributions in the calendar year you turn age 70 1/2 and thereafter.
CONTRIBUTIONS/(1)/
                          .   Regular contributions may not exceed $5,500.

                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but un- der age 70 1/2 at any time during the calendar year for which the contribution is made.

                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium IRA contract, we intend that the contract be used for ongoing regular contributions.

                          .   Rollover and direct transfer contributions may be made up to attainment of age 86.

                          .   Rollover and direct transfer contributions after age 70 1/2 must be net of required minimum distributions.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 FLEXIBLE PREMIUM ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
                          .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular Roth IRA contributions.

                          .   Additional catch-up contributions.

                          .   Rollovers from another Roth IRA.

                          .   Rollovers from a ''designated Roth contribution account'' under specified retirement plans.

                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.

                          .   Direct transfers from another Roth IRA.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/            contract date anniversary.

                          .   Contributions are subject to income limits and other tax rules.

                          .   Regular Roth IRA contributions may not exceed $5,500.

                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium Roth
                              IRA contract, we intend that the contract be used for ongoing regular Roth IRA contributions.
------------------------------------------------------------------------------------------------------------------------------


(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.

          APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Statement of additional information


--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and Independent Registered Public Accounting Firm   2

Distribution of the Contracts                                 2

Financial Statements                                          2

HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49
dated May 1, 2013.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



                               Accumulator '02/'04, '06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0
                                                                                       All
                                                                                   #416997

The Accumulator(R) Series


A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2013


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE TAKING ANY ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------


WHAT IS THE ACCUMULATOR(R) SERIES?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/, and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, the guaranteed interest option, fixed maturity options or the account for special dollar cost averaging* ("investment options").


This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

WITH LIMITED EXCEPTIONS, WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. WE CURRENTLY CONTINUE TO ACCEPT CONTRIBUTIONS TO: (I) QP CONTRACTS; AND (II) ALL CONTRACTS ISSUED IN THE STATE OF MARYLAND. REFERENCES TO CONTRIBUTIONS IN THIS PROSPECTUS ARE FOR THE BENEFIT OF CONTRACT OWNERS CURRENTLY ELIGIBLE TO CONTINUE MAKING CONTRIBUTIONS TO THE CONTRACTS.

Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VIII later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any contribution from you at any time, including after you purchase the contract.


---------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
---------------------------------------------------------------------------------------------
.. AXA Aggressive Allocation/(1)/               . EQ/Equity Growth PLUS
.. AXA Conservative Allocation/(1)/             . EQ/Franklin Core Balanced
.. AXA Conservative-Plus Allocation/(1)/        . EQ/Franklin Templeton Allocation
.. AXA Moderate Allocation/(1)/                 . EQ/GAMCO Mergers and Acquisitions
.. AXA Moderate-Plus Allocation/(1)/            . EQ/GAMCO Small Company Value
.. EQ/AllianceBernstein Small Cap Growth        . EQ/Global Bond PLUS
.. EQ/AXA Franklin Small Cap Value Core         . EQ/Large Cap Value Index
.. EQ/BlackRock Basic Value Equity              . EQ/Large Cap Value PLUS
.. EQ/Boston Advisors Equity Income             . EQ/Lord Abbett Large Cap Core
.. EQ/Calvert Socially Responsible              . EQ/MFS International Growth
.. EQ/Capital Guardian Research                 . EQ/Mid Cap Index
.. EQ/Common Stock Index                        . EQ/Mid Cap Value PLUS
.. EQ/Core Bond Index                           . EQ/Money Market
.. EQ/Davis New York Venture                    . EQ/Montag & Caldwell Growth
.. EQ/Equity 500 Index                          . EQ/Morgan Stanley Mid Cap Growth
---------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
.. EQ/Mutual Large Cap Equity                  . EQ/International Equity Index
.. EQ/Oppenheimer Global                       . EQ/International Value PLUS
.. EQ/PIMCO Ultra Short Bond                   . EQ/JPMorgan Value Opportunities
.. EQ/Quality Bond PLUS                        . EQ/Large Cap Core PLUS
.. EQ/Small Company Index                      . EQ/Large Cap Growth Index
.. EQ/T. Rowe Price Growth Stock               . EQ/Large Cap Growth PLUS
.. EQ/Templeton Global Equity                  . Multimanager International Equity
.. EQ/UBS Growth and Income                    . Multimanager Large Cap Core Equity
.. EQ/Van Kampen Comstock                      . Multimanager Large Cap Value
.. EQ/Wells Fargo Omega Growth                 . Multimanager Mid Cap Growth
.. Multimanager Aggressive Equity              . Multimanager Mid Cap Value
.. Multimanager Core Bond                      . Multimanager Multi-Sector Bond
.. EQ/Global Multi-Sector Equity               . Multimanager Small Cap Growth
.. EQ/Intermediate Government Bond             . Multimanager Small Cap Value
.. EQ/International Core PLUS                  . Multimanager Technology
-------------------------------------------------------------------------------------------

(1)The "AXA Allocation" portfolios.



You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities Portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.


You may also allocate amounts to the guaranteed interest option and the fixed maturity option, and the account for special dollar cost averaging, which are discussed later in this Prospectus.


TYPES OF CONTRACTS.  Contracts were offered for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.


..   An individual retirement annuity ("IRA"), either traditional IRA ("Rollover
    IRA" or "Flexible Premium IRA") or Roth IRA ("Roth Conversion IRA" or "Flexible Premium Roth IRA" ).

..   Traditional and Roth inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer contributions only).


..   An annuity that is an investment vehicle for a qualified defined contribution plan ("QP") (Rollover and direct transfer contributions only).


..   An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") --
    ("Rollover TSA") (Rollover and direct transfer contributions only; employer or plan approval required). We no longer accept contributions to TSA contracts.

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in Appendix XI for more information.

* The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite/SM/ contracts.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                    '02/'04 All
                                                                        #416975

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2013, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

THE CONTRACT IS NO LONGER AVAILABLE FOR NEW PURCHASERS. These versions of the Accumulator(R) series contracts are no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix IX later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.

Contents of this Prospectus

--------------------------------------------------------------------------------





       ----------------------------------------------------------------------------
       NOT ALL OF THE FEATURES LISTED ARE AVAILABLE UNDER ALL CONTRACTS OR IN ALL
       STATES.
       ----------------------------------------------------------------------------

       Index of key words and phrases                                       5
       Who is AXA Equitable?                                                7
       How to reach us                                                      8
       The Accumulator(R) Series at a glance -- key features               10


       ----------------------------------------------------------------------------
       FEE TABLE
       ----------------------------------------------------------------------------

       Example                                                             15
       Condensed financial Information                                     16


       ----------------------------------------------------------------------------
       1. CONTRACT FEATURES AND BENEFITS
       ----------------------------------------------------------------------------
       How you can contribute to your contract                             17
       Owner and annuitant requirements                                    17
       How you can make your contributions                                 17
       What are your investment options under the contract?                18
       Portfolios of the Trusts                                            19
       Allocating your contributions                                       27
       Credits (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)                31
       Guaranteed minimum death benefit and Guaranteed minimum
         income benefit base                                               32
       Annuity purchase factors                                            33
       Guaranteed minimum income benefit option                            33
       Guaranteed minimum death benefit                                    36
       Principal Protector/SM/                                             38
       Guaranteed benefit offers                                           41
       Inherited IRA beneficiary continuation contract (FOR
         ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/, AND SELECT/SM/
         CONTRACTS ONLY)                                                   41
       Your right to cancel within a certain number of days                42


       ----------------------------------------------------------------------------
       2. DETERMINING YOUR CONTRACT'S VALUE
       ----------------------------------------------------------------------------
       Your account value and cash value                                   43
       Your contract's value in the variable investment options            43
       Your contract's value in the guaranteed interest option             43
       Your contract's value in the fixed maturity options                 43
       Your contract's value in the account for special dollar cost averaging (FOR ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/
         CONTRACTS ONLY)                                                   43
       Insufficient account value                                          43


-------------
"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

      --------------------------------------------------------------------
      3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
        OPTIONS
      --------------------------------------------------------------------
      Transferring your account value                                   45
      Our administrative procedures for calculating your Roll-Up
        benefit base following a transfer                               45
      Disruptive transfer activity                                      46
      Rebalancing your account value                                    47


      --------------------------------------------------------------------
      4.ACCESSING YOUR MONEY
      --------------------------------------------------------------------
      Withdrawing your account value                                    48
      How withdrawals are taken from your account value                 50
      How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income
        benefit, Guaranteed minimum death benefit and
        Guaranteed principal benefit option 2                           50
      How withdrawals affect Principal Protector/SM/                    51
      Withdrawals treated as surrenders                                 51
      Loans under Rollover TSA contracts                                51
      Surrendering your contract to receive its cash value              52
      When to expect payments                                           52
      Your annuity payout options                                       52


      --------------------------------------------------------------------
      5.CHARGES AND EXPENSES
      --------------------------------------------------------------------
      Charges that AXA Equitable deducts                                55
      Charges that the Trusts deduct                                    59
      Group or sponsored arrangements                                   59
      Other distribution arrangements                                   60


      --------------------------------------------------------------------
      6.PAYMENT OF DEATH BENEFIT
      --------------------------------------------------------------------
      Your beneficiary and payment of benefit                           61
      How death benefit payment is made                                 62
      Beneficiary continuation option                                   64


      --------------------------------------------------------------------
      7.TAX INFORMATION
      --------------------------------------------------------------------
      Overview                                                          67
      Contracts that fund a retirement arrangement                      67
      Transfers among investment options                                67
      Taxation of nonqualified annuities                                67
      Individual retirement arrangements (IRAs)                         69
      Traditional individual retirement annuities (traditional IRAs)    70
      Roth individual retirement annuities (Roth IRAs)                  74
      Federal and state income tax withholding and information
        reporting                                                       77
      Special rules for contracts funding qualified plans               78
      Impact of taxes to AXA Equitable                                  78


      --------------------------------------------------------------------
      8.MORE INFORMATION
      --------------------------------------------------------------------
      About Separate Account No. 49                                     79
      About the Trusts                                                  79
      About our fixed maturity options                                  79
      About the general account                                         80


         About other methods of payment                              81
         Dates and prices at which contract events occur             81
         About your voting rights                                    82
         Statutory compliance                                        82
         About legal proceedings                                     82
         Financial statements                                        83
         Transfers of ownership, collateral assignments, loans and
           borrowing                                                 83
         How divorce may affect your guaranteed benefits             83
         Distribution of the contracts                               83


         --------------------------------------------------------------
         9.INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
         --------------------------------------------------------------


         --------------------------------------------------------------
         APPENDICES
         --------------------------------------------------------------


          I  --  Condensed financial information                      I-1
         II  --  Purchase considerations for QP contracts            II-1
        III  --  Market value adjustment example                    III-1
         IV  --  Enhanced death benefit example                      IV-1
          V  --  Hypothetical Illustrations                           V-1
         VI  --  Guaranteed principal benefit example                VI-1
        VII  --  Protection Plus/SM/ example                        VII-1
       VIII  --  State contract availability and/or variations of
                   certain features and benefits                   VIII-1
         IX  --  Contract Variations                                 IX-1
          X  --  Tax-sheltered annuity contracts (TSAs)               X-1
         XI  --  Rules regarding contributions to your contract      XI-1


       ------------------------------------------------------------------
       STATEMENT OF ADDITIONAL INFORMATION
         Table of contents                                            131
       ------------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.


                                                                    PAGE

      6% Roll-Up to age 85 enhanced death benefit                      32
      12 month dollar cost averaging                                30,42
      account for special dollar cost averaging                     27,42
      account value                                                    43
      administrative charge                                            55
      annual administrative charge                                     56
      Annual Ratchet to age 85 enhanced death benefit                  32
      annuitant                                                        17
      annuitization                                                    52
      annuity maturity date                                            54
      annuity payout options                                           52
      annuity purchase factors                                         33
      automatic investment program                                     81
      beneficiary                                                      61
      Beneficiary continuation option ("BCO")                          64
      benefit base                                                     32
      business day                                                     81
      cash value                                                       43
      charges for state premium and other applicable taxes             59
      contract date                                                    18
      contract date anniversary                                        18
      contract year                                                    18
      Contributions to Roth IRAs                                       74
         regular contributions                                         71
         rollovers and transfers                                       75
         conversion contributions                                      75
      contributions to traditional IRAs                                70
         regular contributions                                         70
         rollovers and direct transfers                                71
      credit                                                           31
      disability, terminal illness or confinement to nursing home      57
      disruptive transfer activity                                     46
      distribution charge                                              55
      ERISA                                                            60
      Fixed-dollar option                                              30
      fixed maturity options                                           26
      free look                                                        42
      free withdrawal amount                                           56
      general account                                                  80
      General dollar cost averaging                                    30
      guaranteed interest option                                       26
      Guaranteed minimum death benefit                                 36
      Guaranteed minimum death benefit and Guaranteed
        minimum income benefit base                                    32
      Guaranteed minimum death benefit charge                      13, 57
      Guaranteed minimum death benefit/guaranteed minimum
        income benefit roll-up benefit base reset option               33
      Guaranteed minimum income benefit                                33
      Guaranteed minimum income benefit "no lapse guarantee"           34
      Guaranteed minimum income benefit charge                         34


                                                               PAGE

           Guaranteed principal benefits                          27
           Inherited IRA                                           1
           IRA                                                     1
           IRS                                                    67
           Investment options                                      1
           Investment simplifier                                  30
           lifetime required minimum distribution withdrawals     49
           loan reserve account                                   52
           loans under Rollover TSA                               51
           market adjusted amount                                 26
           market value adjustment                                26
           market timing                                          46
           maturity dates                                         26
           maturity value                                         26
           Mortality and expense risks charge                     55
           NQ                                                      1
           Online Account Access                                   8
           Optional step up charge                                59
           partial withdrawals                                    49
           Portfolio                                               1
           Principal assurance                                    27
           processing office                                       2
           Principal Protector/SM/                                38
           Principal Protector/SM/ charge                         59
           Protection Plus/SM/                                    37
           Protection Plus/SM/ charge                             58
           QP                                                      1
           rate to maturity                                       26
           Rebalancing                                            47
           Rollover IRA                                            1
           Rollover TSA                                            1
           Roth Conversion IRA                                     1
           Roth IRA                                                1
           SAI                                                     2
           SEC                                                     2
           self-directed allocation                               27
           Separate Account No. 49                             1, 78
           Special dollar cost averaging                          29
           Spousal protection                                     63
           Standard death benefit                                 32
           substantially equal withdrawals                        49
           Successor owner and annuitant                          62
           systematic withdrawals                                 49
           TOPS                                                    8
           TSA                                                     1
           traditional IRA                                         1
           Trusts                                              1, 78
           unit                                                   43
           variable investment options                         1, 18
           wire transmittals and electronic applications          80
           withdrawal charge                                      56

                        INDEX OF KEY WORDS AND PHRASES

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Also, depending on when you purchased your contract, some of these may not apply to you or may be named differently under your contract. Your financial professional can provide further explanation about your contract or supplemental materials.


-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
fixed maturity options                 Guarantee Periods (Guaranteed Fixed
                                       Interest Accounts in supplemental
                                       materials)

variable investment options            Investment Funds

account value                          Annuity Account Value

rate to maturity                       Guaranteed Rates

Unit                                   Accumulation Unit

Guaranteed minimum death benefit       Guaranteed death benefit

Guaranteed minimum income benefit      Guaranteed Income Benefit or Living
                                       Benefit

guaranteed interest option             Guaranteed Interest Account

Principal Protector/SM/                Guaranteed withdrawal benefit

GWB benefit base                       Principal Protector/SM/ benefit base

GWB Annual withdrawal amount           Principal Protector/SM/ Annual
                                       withdrawal amount

GWB Annual withdrawal option           Principal Protector/SM/ Annual
                                       withdrawal option

GWB Excess withdrawal                  Principal Protector/SM/ Excess
                                       withdrawal
-----------------------------------------------------------------------------

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc. (the "parent"), a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $537 billion in assets as of December 31, 2012. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US


Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions;

..   statement of your contract values at the close of each calendar year and any calendar quarter in which there was a financial transaction; and

..   annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   rates to maturity for the fixed maturity options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options (not available through TOPS).

You can also:

..   change your allocation percentages and/or transfer among the variable investment options;

..   elect to receive certain contract statements electronically;

..   enroll in, modify or cancel a rebalancing program (through Online Account
    Access only);

..   change your address (not available through TOPS);

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your Online Account Access password (through Online Account Access only); and

..   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of any transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).
--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

                             WHO IS AXA EQUITABLE?

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for telephone transfers by your financial professional;


(2)conversion of a traditional IRA to a Roth Conversion IRA or Flexible Premium Roth IRA contract;


(3)election of the automatic investment program;

(4)requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)spousal consent for loans under Rollover TSA contracts;

(6)requests for withdrawals or surrenders from Rollover TSA contracts;

(7)tax withholding elections (see withdrawal request form);

(8)election of the beneficiary continuation option;

(9)IRA contribution recharacterizations;

(10)Section 1035 exchanges;

(11)direct transfers and rollovers;

(12)exercise of the Guaranteed minimum income benefit;

(13)requests to reset your Roll-Up benefit base (for certain contracts with both the Guaranteed minimum income benefit and the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit);

(14)requests to step up your Guaranteed withdrawal benefit ("GWB") benefit base, if applicable, under the Optional step up provision;

(15)requests to terminate or reinstate your GWB, if applicable, under the Beneficiary continuation option, if applicable;

(16)death claims;

(17)purchase by, or change of ownership to, a non-natural person;

(18)change in ownership (NQ only), if available under your contract;


(19)enrollment in our "automatic required minimum distribution (RMD) service;"
(20)transfers into and among the investment options; and

(21)requests for withdrawals.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender; and

(3)general dollar cost averaging (including the fixed dollar and interest sweep options)


(4)12 month dollar cost averaging (for Accumulator(R) Select/SM/ contracts only

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts);


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;


(2)general dollar cost averaging (including the fixed dollar amount and interest sweep options);

(3)12 month dollor cost averaging (for Accumulator(R) Select/SM/ contracts only)

(4)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts);

(5)substantially equal withdrawals;

(6)systematic withdrawals;

(7)the date annuity payments are to begin; and

(8)RMD payments from inherited IRAs.


                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features


--------------------------------------------------------------------------------


(NOT ALL OF THE FEATURES LISTED ARE AVAILABLE UNDER ALL CONTRACTS OR IN ALL
STATES.)

----------------------------------------------------------------------------------
FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/.
                      Each series provides for the accumulation of retirement
                      savings and income, offers income and death benefit
                      protection, and offers various payout options.

                      Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                      Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "Rules regarding contributions to your contract" in "Appendix XI" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.



                     ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                                     PLUS/SM/        ELITE/SM/       SELECT/SM/
------------------------------------------------------------------------------------
Special dollar cost       Yes             No              Yes             No
averaging
------------------------------------------------------------------------------------
Credits                   No              Yes             No              No



                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     .   The Accumulator(R) Series variable investment options
MANAGEMENT                      invest in different Portfolios managed by professional
                                investment advisers.
----------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS      .   Fixed maturity options ("FMOs") with maturities ranging
                                from approximately 1 to 10 years (subject to
                                availability).
                            .   Each fixed maturity option offers a guarantee of
                                principal and interest rate if you hold it to maturity.
                            .   Special 10 year fixed maturity option (available under
                                Guaranteed principal benefit option 2 only). The
                                Special 10 year fixed maturity option will no longer be
                                available upon maturity of the current Special 10 year
                                fixed maturity option in September 2013.
                            ------------------------------------------------------------
                            If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value
                            adjustment due to differences in interest rates. If you
                            withdraw or transfer only a portion of a fixed maturity
                            amount, this may increase or decrease any value that you
                            have left in that fixed maturity option. If you surrender
                            your contract, a market value adjustment also applies.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
ACCOUNT FOR SPECIAL DOLLAR  Available for dollar cost averaging all or a portion of any
COST AVERAGING              eligible contribution to your contract.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            .   No tax on transfers among variable investment options
                                inside the contract.
                            ------------------------------------------------------------
                            You should be aware that annuity contracts that were
                            purchased as an Individual Retirement Annuity (IRA) or Tax
                            Sheltered Annuity (TSA), or to fund an employer retirement plan (QP or Qualified Plan), do not provide tax deferral
                            benefits beyond those already provided by the Internal
                            Revenue Code for these types of arrangements. Before you
                            purchased your contract, you should have considered its
                            features and benefits beyond tax deferral, as well as its
                            features, benefits and costs relative to any other
                            investment that you may have chosen in connection with your retirement plan or arrangement, to determine whether it
                            would meet your needs and goals. Depending on your personal situation, the contract's guaranteed benefits may have
                            limited usefulness because of required minimum
                            distributions ("RMDs").
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The Guaranteed minimum income benefit provides income
INCOME BENEFIT (OR "LIVING  protection for you during the annuitant's life once you
BENEFIT")                   elect to annuitize the contract.
----------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

-------------------------------------------------------------------------------------
PRINCIPAL PROTECTOR/SM/  Principal Protector/SM/ is our optional Guaranteed withdrawal benefit ("GWB"), which provides for recovery of your total contributions through withdrawals, even if your account value falls to zero, provided that during each
                         contract year, your total withdrawals do not exceed a
                         specified amount. This feature may not have been available under your contract.
-------------------------------------------------------------------------------------

CONTRIBUTION AMOUNTS  We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA issued in the state of Maryland. We no longer accept contributions to TSA contracts. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.
                      ---------------------------------------------------------------------------------------
                      .   Initial     $10,000 ($25,000 for Accumulator(R) Select/SM/ contracts)
                          minimum:
                      .   Additional  $500 (NQ, QP and Rollover TSA contracts)
                          minimum:    $100 monthly and $300 quarterly under our automatic investment program
                                      (NQ contracts)
                                      $1,000 (Inherited IRA contracts)
                                      $50 (IRA contracts)
                      ---------------------------------------------------------------------------------------
                      For Flexible Premium IRA and Flexible Premium Roth IRA contracts:
                      .   Initial     $2,000
                          minimum:
                      .   Additional  $50
                          minimum:
                      ---------------------------------------------------------------------------------------


                                 .   Maximum contribution limitations apply to all
                                     contracts. For more information, please see "How you
                                     can contribute to your contract" in "Contract features
                                     and benefits" later in this Prospectus.
                                 ------------------------------------------------------------
                                 In general, contributions are limited to $1.5 million
                                 ($500,000 for certain owners or annuitants who are age 81
                                 and older at contract issue). Upon advance notice to you,
                                 we may exercise certain rights we have under the contract
                                 regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and
                                 limitations, and (ii) discontinue acceptance of
                                 contributions. Further, we may at any time exercise our
                                 rights to limit or terminate your contributions. For more
                                 information, please see "How you can contribute to your
                                 contract" in "Contract features and benefits" later in this
                                 Prospectus.
---------------------------------------------------------------------------------------------
CREDIT (ACCUMULATOR(R) PLUS/SM/  We allocate your contributions to your account value. We
CONTRACTS ONLY)                  allocate a credit to your account value at the same time
                                 that we allocate your contributions. The credit will apply to additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract.
                                 The amount of credit may be up to 5% of each contribution, depending on certain factors. The credit is subject to
                                 recovery by us in certain limited circumstances. Please see
                                 Appendix IX later in this Prospectus for more information
                                 about contract variations relating to credit and credit
                                 recovery.
---------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY             .   Partial withdrawals
                                 .   Several withdrawal options on a periodic basis
                                 .   Loans under Rollover TSA contracts (employer or plan
                                     approval required)
                                 .   Contract surrender
                                 You may incur a withdrawal charge for certain withdrawals
                                 or if you surrender your contract. You may also incur
                                 income tax and a tax penalty. Certain withdrawals will
                                 diminish the value of optional benefits.
---------------------------------------------------------------------------------------------
PAYOUT OPTIONS                   .   Fixed annuity payout options
---------------------------------------------------------------------------------------------
ADDITIONAL FEATURES/(1)/         .   Guaranteed minimum death benefit options
                                 .   Guaranteed principal benefit options (including
                                     Principal assurance)
                                 .   Dollar cost averaging
                                 .   Automatic investment program
                                 .   Account value rebalancing (quarterly, semiannually, and
                                     annually)
                                 .   Free transfers
                                 .   Waiver of withdrawal charge for disability, terminal
                                     illness, confinement to a nursing home and certain
                                     other withdrawals
                                 .   Protection Plus/SM/, an optional death benefit
                                     available under certain contracts (subject to state
                                     availability)
                                 .   Spousal protection (not available under certain
                                     contracts)
                                 .   Successor owner/annuitant
                                 .   Beneficiary continuation option
                                 .   Guaranteed minimum income benefit no lapse guarantee
                                     (available under contracts with applications that were
                                     signed and submitted on or after January 1, 2005
                                     subject to state availability)
                                 .   Guaranteed minimum death benefit/guaranteed minimum
                                     income benefit roll-up benefit base reset (available
                                     under contracts with applications that were signed and
                                     submitted on or after October 1, 2005 subject to state
                                     availability)
---------------------------------------------------------------------------------------------

(1)Not all features are available under all contracts. Please see Appendix IX later in this Prospectus for more information.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

FEES AND CHARGES           Please see "Fee Table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see "Rules regarding contributions to your contract"
AGES                       in "Appendix X" for owner and annuitant issue ages
                           applicable to your contract.
---------------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS  From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain
                           guaranteed benefits. See "Guaranteed benefit offers" in
                           "Contract features and benefits" for more information.
---------------------------------------------------------------------------------------




THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VIII LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus. The fees and charges shown in this section are the maximum fees and charges that a contract owner will pay. Please see your contract and/or Appendix IX later in this Prospectus for the fees and charges that apply under your contract.

All features listed below may not be currently available. See Appendix IX later in this Prospectus for more information.


The first table describes fees and expenses that you will pay at the time you surrender the contract or if you make certain withdrawals, apply your cash value to certain payout options or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.



--------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of
contributions withdrawn (deducted if you
surrender your contract or make certain                           ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
withdrawals or apply your cash value to certain    ACCUMULATOR(R) PLUS/SM/       ELITE/SM/      SELECT/SM/
payout options)./(1)/                              7.00%          8.00%          8.00%          N/A


SPECIAL SERVICES CHARGES

..   Wire transfer charge                           Current and Maximum Charge:   $90

..   Express mail charge                            Current and Maximum Charge:   $35

..   Duplicate contract charge                      Current and Maximum Charge:   $35
--------------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT
 DATE ANNIVERSARY
----------------------------------------------------------------
Maximum annual administrative charge/(2)/

   If your account value on a contract date               $30
   anniversary is less than $50,000/(3)/

   If your account value on a contract date               $0
   anniversary is $50,000 or more

---------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                                 ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
                                                   ACCUMULATOR(R) PLUS/SM/       ELITE/SM/      SELECT/SM/
                                                   -----------    -              -              -
Mortality and expense risks/(4)/                   0.75%          0.90%          1.10%          1.10%
Administrative                                     0.30%          0.35%          0.30%          0.25%
Distribution                                       0.20%          0.25%          0.25%          0.35%
                                                   -----          -----          -----          -----
Total Separate account annual expenses             1.25%          1.50%          1.65%          1.70%

-------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU
 ELECT ANY OF THE FOLLOWING OPTIONAL BENEFITS
-------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as
a percentage of the applicable benefit base. Deducted
annually/(2) /on each contract date anniversary for
which the benefit is in effect.)

   Standard death benefit                                  No Charge

   Annual Ratchet to age 85                                0.30% of the Annual Ratchet to age 85 benefit base (maximum);
                                                           0.25% (current)

   6% Roll-Up to age 85                                    0.45% of the 6% Roll-Up to age 85 benefit base

   Greater of 5% Roll-Up to age 85 or Annual Ratchet       0.50% of the greater of 5% Roll-Up to age 85 benefit base of the
   to age 85                                               Annual Ratchet to age 85 benefit base, as applicable.

   Greater of 6% Roll-Up to age 85 or Annual Ratchet       0.60% of the greater of 6% Roll-Up to age 85 benefit base or the Ann
   to age 85                                               Ratchet to age 85 benefit base, as applicable

                                   FEE TABLE

------------------------------------------------------------------------------------------------------
GUARANTEED PRINCIPAL BENEFIT CHARGE FOR OPTION 2
(Calculated as a percentage of the account value.
Deducted annually/(2)/ on the first 10 contract date
anniversaries.)                                         0.50%
------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT (OR "LIVING
BENEFIT") CHARGE (Calculated as a percentage of the
applicable benefit base. Deducted annually/(2)/ on
each contract date anniversary for which the benefit
is in effect.)                                          0.65%
------------------------------------------------------------------------------------------------------
PROTECTION PLUS/SM/ BENEFIT CHARGE (Calculated as a
percentage of the account value. Deducted
annually/(2)/ on each contract date anniversary for
which the benefit is in effect.)                        0.35%
------------------------------------------------------------------------------------------------------
PRINCIPAL PROTECTOR/SM/ BENEFIT CHARGE (Calculated as
a percentage of the account value. Deducted
annually/(2)/ on each contract date anniversary,        0.35% for the 5% GWB Annual withdrawal option
provided your GWB benefit base is greater than zero.)   0.50% for the 7% GWB Annual withdrawal option

If you "step up" your GWB benefit base, we reserve the
right to increase your charge up to:                    0.60% for the 5% GWB Annual withdrawal option

                                                        0.80% for the 7% GWB Annual withdrawal option

Please see "Principal Protector/SM/" in "Contract features and benefits" for more information about this feature, including its benefit base and the Optional step up provision, and "Principal Protector/SM /charge" in "Charges and expenses," both later in this Prospectus, for more information about when the charge applies.

---------------------------------------------------------------------
NET LOAN INTEREST CHARGE -- ROLLOVER TSA CONTRACTS
ONLY (Calculated and deducted daily as a percentage of
the outstanding loan amount.)                           2.00%/(5)/

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012 (expenses that are deducted from                Lowest Highest
Portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)/(6)/  0.63%  1.44%
-----------------------------------------------------------------------------------------------------------------


Notes:

(1)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable.

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")




                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)       Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
     1........     7.00%          8.00%          8.00%
     2........     7.00%          8.00%          7.00%
     3........     6.00%          7.00%          6.00%
     4........     6.00%          7.00%          5.00%
     5........     5.00%          6.00%          0.00%
     6........     3.00%          5.00%          0.00%
     7........     1.00%          4.00%          0.00%
     8........     0.00%          3.00%          0.00%
     9+.......     0.00%          0.00%          0.00%


(2)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. If you are an existing contract owner, this pro rata deduction may not apply for any optional benefit charges under your contract. See Appendix IX later in this Prospectus for more information. For Principal Protector/SM /only (if available), if the contract and benefit are continued under the Beneficiary continuation option with Principal Protector/SM/, the pro rata deduction for the Principal Protector/SM/ charge is waived.

(3)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, if applicable, the charge is $30 for each contract year.


(4)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM/ contracts, the charges also compensate us for the expense associated with the credit.

                                   FEE TABLE

(5)We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(6)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2012, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and EQ/Small Company Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The examples below show the expenses that a hypothetical contract owner (who has elected the Guaranteed minimum income benefit with the enhanced death benefit that provides for the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 and Protection Plus/SM/) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in the prior calendar year, which results in an estimated administrative charge calculated as a percentage of contract value, as follows:
Accumulator(R) 0.012%; Accumulator(R) Plus/SM/ 0.009%; Accumulator(R) Elite/SM/ 0.008%; and Accumulator(R) Select/SM/ 0.006%.

The fixed maturity options, guaranteed interest option, the 12 month dollar cost averaging program, and the account for special dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract) and the charge for any optional benefits do apply to the fixed maturity options, guaranteed interest option, the 12 month dollar cost averaging program, and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts also assumes that a 4% credit was applied to your contribution. Other than the administrative charge (which is described immediately above) the examples also assume maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


Although your actual cost may be higher or lower, based on these assumptions, your cost would be:


                                            ACCUMULATOR(R)
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,153   $1,987    $2,862    $4,987    $453    $1,387    $2,362    $4,987
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,068   $1,737    $2,454    $4,224    $368    $1,137    $1,954    $4,224
---------------------------------------------------------------------------------------------------------------
                                       ACCUMULATOR(R) ELITE/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,295   $2,108    $2,556    $5,336    $495    $1,508    $2,556    $5,336
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,209   $1,860    $2,155    $4,605    $409    $1,260    $2,155    $4,605
---------------------------------------------------------------------------------------------------------------
                                        ACCUMULATOR(R) PLUS/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,293   $2,205    $3,155    $5,355    $493    $1,505    $2,555    $5,355
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,205   $1,947    $2,735    $4,581    $405    $1,247    $2,135    $4,581
---------------------------------------------------------------------------------------------------------------

                                   FEE TABLE

                                       ACCUMULATOR(R) SELECT/SM/
------------------------------------------------------------------------------------------------------------
                                                                         IF YOU SURRENDER OR DO NOT
                                    IF YOU ANNUITIZE AT THE END OF THE SURRENDER YOUR CONTRACT AT THE END OF
                                        APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------
                                    1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                        N/A      $1,873  $2,929   $5,728   $500    $1,523    $2,579    $5,378
------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                        N/A      $1,625  $2,529   $5,001   $415    $1,275    $2,179    $4,651
------------------------------------------------------------------------------------------------------------




For information on how your contract works under certain hypothetical circumstances, please see Appendix V at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus or the Statement of Additional Information for the unit values and the number of units outstanding as the end of the periods shown for each of the variable investment options available as of December 31, 2012.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.


We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.


Additional contributions may not be permitted in your state. Please see Appendix VIII later in this Prospectus to see if additional contributions are permitted in your state.

The table in Appendix XI summarizes our current rules regarding contributions to your contract, which rules are subject to change. We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions.

--------------------------------------------------------------------------------
WE HAVE EXERCISED OUR RIGHT TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS TO THE CONTRACTS AS DESCRIBED ABOVE. WE RESERVE THE RIGHT TO FURTHER CHANGE OUR
CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS TO THE CONTRACTS.
--------------------------------------------------------------------------------


We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VIII later in this Prospectus.


--------------------------------------------------------------------------------
THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING
CONTRACT BENEFITS. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER.
--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

If the Spousal protection feature is available under your contract and is elected, the spouses must be joint owners, one of the spouses must be the annuitant and both must be named as the only primary beneficiaries. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

In general we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.


Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix II later in this Prospectus for more information on QP contracts.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Guaranteed minimum income benefit (''GMIB'') or an enhanced death benefit, you should strongly consider ''split-funding'': that is the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the enhanced death benefit base. See the discussion of these benefits later in this section.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept

                        CONTRACT FEATURES AND BENEFITS
third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealer, are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12-MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12-MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12-MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?


You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions. If you have the GMIB (or "Living Benefit"), the guaranteed principal benefit or other guaranteed benefit, this strategy may also indirectly suppress the value of the guaranteed benefit bases.

The investment strategies of the Portfolios are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. This approach, while reducing volatility, may also suppress the investment performance of your contract and the value of your guaranteed benefit bases.


-----------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST                                                                       INVESTMENT MANAGER (OR
 CLASS B SHARES                                                              SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                               AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE       Seeks to achieve long-term capital appreciation.        .   AXA Equitable Funds
  ALLOCATION                                                                     Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks to achieve a high level of current income.        .   AXA Equitable Funds
  ALLOCATION                                                                     Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA                  Seeks to achieve current income and growth of capital,  .   AXA Equitable Funds
  CONSERVATIVE-PLUS  with a greater emphasis on current income.                  Management Group, LLC
  ALLOCATION
-----------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks to achieve long-term capital appreciation and     .   AXA Equitable Funds
  ALLOCATION         current income.                                             Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS    Seeks to achieve long-term capital appreciation and     .   AXA Equitable Funds
  ALLOCATION         current income, with a greater emphasis on capital          Management Group, LLC
                     appreciation.
-----------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST                                                                          INVESTMENT MANAGER (OR
 CLASS B SHARES                                                                 SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                  AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  AGGRESSIVE EQUITY  emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   ClearBridge Investments,
                                                                                    LLC
                                                                                .   GCIC US Ltd.
                                                                                .   Marsico Capital
                                                                                    Management, LLC
                                                                                .   T. Rowe Price Associates,
                                                                                    Inc.
                                                                                .   Westfield Capital
                                                                                    Management Company, L.P.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks to achieve a balance of high current income and      .   BlackRock Financial
  BOND               capital appreciation, consistent with a prudent level of       Management, Inc.
                     risk.                                                      .   Pacific Investment
                                                                                    Management Company LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  INTERNATIONAL      emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
  EQUITY             in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   EARNEST Partners, LLC
                                                                                .   J.P. Morgan Investment
                                                                                    Management Inc.
                                                                                .   Marsico Capital
                                                                                    Management, LLC
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP CORE EQUITY    emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   Janus Capital Management,
                                                                                    LLC
                                                                                .   Thornburg Investment
                                                                                    Management, Inc.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   Institutional Capital LLC
                                                                                .   MFS Investment Management
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Franklin Advisers, Inc.
                                                                                .   Wellington Management
                                                                                    Company, LLP
--------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST                                                                          INVESTMENT MANAGER (OR
 CLASS B SHARES                                                                 SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                  AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Diamond Hill Capital
                                                                                    Management, Inc.
                                                                                .   Knightsbridge Asset
                                                                                    Management, LLC
                                                                                .   Lord, Abbett & Co. LLC
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks high total return through a combination of current   .   Pacific Investment
  MULTI-SECTOR BOND  income and capital appreciation.                               Management Company LLC
                                                                                .   Post Advisory Group, LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL   Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Lord, Abbett & Co. LLC
                                                                                .   Morgan Stanley Investment
                                                                                    Management Inc.
                                                                                .   NorthPointe Capital, LLC
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL   Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Franklin Advisory
                                                                                    Services, LLC
                                                                                .   Pacific Global Investment
                                                                                    Management Company
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.              .   Allianz Global Investors
  TECHNOLOGY                                                                        U.S. LLC
                                                                                .   AXA Equitable Funds
                                                                                    Management Group, LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
                                                                                .   Wellington Management
                                                                                    Company, LLP

-------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                             INVESTMENT MANAGER (OR
 CLASS IB SHARES                                                               SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                 AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN Seeks to achieve long-term growth of capital.             .   AllianceBernstein L.P.
   SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN      Seeks to achieve long-term total return with an emphasis  .   AXA Equitable Funds
  SMALL CAP VALUE    on risk-adjusted returns and managing volatility in the       Management Group, LLC
  CORE               Portfolio.                                                .   BlackRock Investment
                                                                                   Management, LLC
                                                                               .   Franklin Advisory
                                                                                   Services, LLC
-------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC   Seeks to achieve capital appreciation and secondarily,    .   BlackRock Investment
  VALUE EQUITY       income.                                                       Management, LLC
-------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS   Seeks a combination of growth and income to achieve an    .   Boston Advisors, LLC
  EQUITY INCOME      above-average and consistent total return.
-------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                               INVESTMENT MANAGER (OR
 CLASS IB SHARES                                                                 SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                   AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY  Seeks to achieve long-term capital appreciation.            .   Calvert Investment
  RESPONSIBLE                                                                        Management Inc.
---------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN  Seeks to achieve long-term growth of capital.               .   Capital Guardian Trust
  RESEARCH                                                                           Company
---------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK      Seeks to achieve a total return before expenses that        .   AllianceBernstein L.P.
  INDEX              approximates the total return performance of the Russell
                     3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
---------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before expenses that        .   AXA Equitable Funds
                     approximates the total return performance of the Barclays       Management Group, LLC
                     Intermediate U.S. Government/Credit Index, including        .   SSgA Funds Management,
                     reinvestment of dividends, at a risk level consistent with      Inc.
                     that of the Barclays Intermediate U.S. Government/Credit
                     Index.
---------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK    Seeks to achieve long-term growth of capital.               .   Davis Selected Advisers,
  VENTURE                                                                            L.P.
---------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before expenses that        .   AllianceBernstein L.P.
                     approximates the total return performance of the S&P
                     500 Index, including reinvestment of dividends, at a risk
                     level consistent with that of the S&P 500 Index.
---------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH     Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Capital
                                                                                     Management, Inc.
                                                                                 .   BlackRock Investment
                                                                                     Management, LLC
---------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE     Seeks to maximize income while maintaining prospects        .   AXA Equitable Funds
  BALANCED           for capital appreciation with an emphasis on risk-adjusted      Management Group, LLC
                     returns and managing volatility in the Portfolio.           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Franklin Advisers, Inc.
---------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN          Primarily seeks capital appreciation and secondarily seeks  .   AXA Equitable Funds
  TEMPLETON          income.                                                         Management Group, LLC
  ALLOCATION
---------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS     Seeks to achieve capital appreciation.                      .   GAMCO Asset Management,
  AND ACQUISITIONS                                                                   Inc.
---------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL       Seeks to maximize capital appreciation.                     .   GAMCO Asset Management,
  COMPANY VALUE                                                                      Inc.
---------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS  Seeks to achieve capital growth and current income.         .   AXA Equitable Funds
                                                                                     Management Group, LLC
                                                                                 .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   First International
                                                                                     Advisors, LLC
                                                                                 .   Wells Capital Management,
                                                                                     Inc.
---------------------------------------------------------------------------------------------------------------
EQ/GLOBAL            Seeks to achieve long-term capital appreciation with an     .   AXA Equitable Funds
  MULTI-SECTOR       emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
  EQUITY             in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Morgan Stanley Investment
                                                                                     Management Inc.
---------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                INVESTMENT MANAGER (OR
 CLASS IB SHARES                                                                  SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                    AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before expenses that         .   AXA Equitable Funds
  GOVERNMENT BOND    approximates the total return performance of the Barclays        Management Group, LLC
                     Intermediate U.S. Government Bond Index, including           .   SSgA Funds Management,
                     reinvestment of dividends, at a risk level consistent with       Inc.
                     that of the Barclays Intermediate U.S. Government Bond
                     Index.
----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve long-term growth of capital with an         .   AXA Equitable Funds
  CORE PLUS          emphasis on risk-adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Hirayama Investments, LLC
                                                                                  .   WHV Investment Management
----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses) that       .   AllianceBernstein L.P.
  EQUITY INDEX       approximates the total return performance of a composite
                     index comprised of 40% DJ EURO STOXX 50 Index, 25%
                     FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX
                     200 Index, including reinvestment of dividends, at a risk
                     level consistent with that of the composite index.
----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to provide current income and long-term growth of      .   AXA Equitable Funds
  VALUE PLUS         income, accompanied by growth of capital with an                 Management Group, LLC
                     emphasis on risk-adjusted returns and managing volatility    .   BlackRock Investment
                     in the Portfolio.                                                Management, LLC
                                                                                  .   Northern Cross, LLC
----------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE    Seeks to achieve long-term capital appreciation.             .   J.P. Morgan Investment
  OPPORTUNITIES                                                                       Management Inc.
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE    Seeks to achieve long-term growth of capital with an         .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Institutional Capital LLC
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses that         .   AllianceBernstein L.P.
  INDEX              approximates the total return performance of the Russell
                     1000 Growth Index, including reinvestment of dividends
                     at a risk level consistent with that of the Russell 1000
                     Growth Index.
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to provide long-term capital growth with an            .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Marsico Capital
                                                                                      Management, LLC
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
  INDEX              approximates the total return performance of the Russell         Inc.
                     1000 Value Index, including reinvestment of dividends, at
                     a risk level consistent with that of the Russell 1000 Value
                     Index.
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve long-term growth of capital with an         .   AllianceBernstein L.P.
  PLUS               emphasis on risk-adjusted returns and managing volatility    .   AXA Equitable Funds
                     in the Portfolio.                                                Management Group, LLC
----------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                INVESTMENT MANAGER (OR
 CLASS IB SHARES                                                                  SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                    AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT       Seeks to achieve capital appreciation and growth of          .   Lord, Abbett & Co. LLC
  LARGE CAP CORE     income with reasonable risk.
----------------------------------------------------------------------------------------------------------------
EQ/MFS               Seeks to achieve capital appreciation.                       .   Massachusetts Financial
  INTERNATIONAL                                                                       Services Company d/b/a
  GROWTH                                                                              MFS Investment Management
----------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
                     approximates the total return performance of the S&P             Inc.
                     Mid Cap 400 Index, including reinvestment of dividends,
                     at a risk level consistent with that of the S&P Mid Cap
                     400 Index.
----------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE     Seeks to achieve long-term capital appreciation with an      .   AXA Equitable Funds
  PLUS               emphasis on risk adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Wellington Management
                                                                                      Company, LLP
----------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current income, preserve     .   The Dreyfus Corporation
                     its assets and maintain liquidity.
----------------------------------------------------------------------------------------------------------------
EQ/MONTAG &          Seeks to achieve capital appreciation.                       .   Montag & Caldwell, LLC
  CALDWELL GROWTH
----------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY    Seeks to achieve capital growth.                             .   Morgan Stanley Investment
  MID CAP GROWTH                                                                      Management Inc.
----------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP  Seeks to achieve capital appreciation, which may             .   AXA Equitable Funds
  EQUITY             occasionally be short-term, with an emphasis on risk             Management Group, LLC
                     adjusted returns and managing volatility in the Portfolio.   .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Franklin Mutual Advisers,
                                                                                      LLC
----------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER       Seeks to achieve capital appreciation.                       .   OppenheimerFunds, Inc.
  GLOBAL
----------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA       Seeks to generate a return in excess of traditional money    .   Pacific Investment
  SHORT BOND         market products while maintaining an emphasis on                 Management Company, LLC
                     preservation of capital and liquidity.
----------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent with         .   AllianceBernstein L.P.
                     moderate risk to capital.
----------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before expenses)  .   AllianceBernstein L.P.
  INDEX              the total return of the Russell 2000 Index.
----------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE     Seeks to achieve long-term capital appreciation and          .   T. Rowe Price Associates,
  GROWTH STOCK       secondarily, income.                                             Inc.
----------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL  Seeks to achieve long-term capital growth with an            .   AXA Equitable Funds
  EQUITY             emphasis on risk adjusted returns and managing volatility        Management Group, LLC
                     in the Portfolio.                                            .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Templeton Investment
                                                                                      Counsel, LLC
----------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                               INVESTMENT MANAGER (OR
 CLASS IB SHARES                                                                 SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                   AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND    Seeks to achieve total return through capital appreciation  .   UBS Global Asset
  INCOME             with income as a secondary consideration.                       Management (Americas) Inc.
---------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN        Seeks to achieve capital growth and income.                 .   Invesco Advisers, Inc.
  COMSTOCK
---------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO       Seeks to achieve long-term capital growth.                  .   Wells Capital Management,
  OMEGA GROWTH                                                                       Inc.
---------------------------------------------------------------------------------------------------------------



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges and any optional benefit charges. See Appendix VIII later in this Prospectus for state variations.


Depending on the state where your contract was issued, your lifetime minimum ranges from 1.50% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2013 is 1.50%, 2.25%, 2.75% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers from the guaranteed interest option.

FIXED MATURITY OPTIONS

We may offer fixed maturity options with maturity dates ranging from one to ten years. Also, we reserve the right to discontinue offering fixed maturity options at any time. We will not accept allocations to a fixed maturity option if, on the date the contribution or transfer is to be applied, the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than 12 different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers, even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option, based on our discretion and according to our procedures ("rate to maturity"). The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional or see Appendix VIII later in this Prospectus to see if fixed maturity options are available in your state.

--------------------------------------------------------------------------------
FIXED MATURITY OPTIONS GENERALLY RANGE FROM ONE TO TEN YEARS TO MATURITY.
--------------------------------------------------------------------------------


Under the Special 10 year fixed maturity option (which is available only under contracts that offer GPB Option 2), additional contributions will have the same maturity date as your initial contribution (See "The guaranteed principal benefits," below). The Special 10 year fixed maturity option will no longer be available upon maturity of the current Special 10 year fixed maturity option in September 2013. The rate to maturity you will receive for each additional contribution is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.


On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We may offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below.


Each new contribution is applied to a new fixed maturity option. When you applied for an Accumulator(R) Series contract, a 60-day rate lock-in was applied from the date the application was signed. Any contributions received and designated for a fixed maturity option during that period received the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever had been greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from any of the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.


YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed in "Allocating your contributions," below would apply:

(a)transfer the maturity value into another available fixed maturity option, one or more of the variable investment options or the guaranteed interest option; or

(b)withdraw the maturity value (there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 15, 2013, the next available maturity date was February 15, 2023. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make

                        CONTRACT FEATURES AND BENEFITS
a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for withdrawal charges, if any) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:


(a)the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and

(b)the length of time remaining until the maturity date.

If fixed maturity option interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if fixed maturity option interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amounts of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.


ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you selected was shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.


ALLOCATING YOUR CONTRIBUTIONS

You may choose from among three ways to allocate your contributions under your contract: self-directed, the guaranteed principal benefits (at contract issue only), or dollar cost averaging. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states -- see Appendix VIII later in this Prospectus for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. If you are an existing contract owner, this restriction may not apply. The total of your allocations into all available investment options must equal 100%. If the annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.

THE GUARANTEED PRINCIPAL BENEFITS (INCLUDING PRINCIPAL ASSURANCE)


We offered a Guaranteed principal benefit ("GPB") with two options. See Appendix VIII later in this Prospectus for more information on state availability and Appendix IX for contract variation and/or availability of these benefits. You could only elect one of the GPBs. Neither GPB was available under Inherited IRA contracts. We did not offer either GPB when the rate to maturity for the applicable fixed maturity option was 3%. Both GPB options allow you to allocate a portion of your total contributions to the variable investment options, while ensuring that your account value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. GPB Option 2 generally provides you with the ability to allocate more of your contributions to the variable investment options than could be allocated using GPB Option 1 (also known as Principal assurance). If you elected either GPB, you could not elect the Guaranteed minimum income benefit, Principal Protector/SM/, the systematic withdrawals option or the substantially equal withdrawals

                        CONTRACT FEATURES AND BENEFITS
option. However, certain contract owners who elected GPB are not subject to these restrictions. See Appendix IX for information on what applies under your contract.


You could elect GPB Option 1 only if the annuitant was age 80 or younger when the contract was issued (after age 75, only the 7-year fixed maturity option was available; for QP the annuitant must be age 70 or younger when the contract was issued). You could elect GPB Option 2 only if the annuitant was age 75 (70 for QP contracts) or younger when the contract was issued. GPB Option 2 is not available for purchase with any Flexible Premium IRA contract whether traditional or Roth. If you purchased an IRA, QP or Rollover TSA contract, before you either purchased GPB Option 2 or elected GPB Option 1 with a maturity year that would extend beyond the year in which you will reach age
70 1/2, you should have considered whether your value in the variable investment options, guaranteed interest option and permissible funds outside the contract are sufficient to meet your required minimum distributions. See "Tax information" later in this Prospectus. If you elected GPB Option 2 and change ownership of the contract, GPB Option 2 will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

GUARANTEED PRINCIPAL BENEFIT OPTION 1 (UNDER CERTAIN CONTRACTS, THIS FEATURE IS CALLED "PRINCIPAL ASSURANCE"). GPB Option 1 was available at contract issue only. Under GPB Option 1, you selected a fixed maturity option at the time you signed your application. We specified a portion of your initial contribution (plus, for Accumulator(R) Plus/SM/ contracts, any applicable portion of the credit we pay) and allocated it to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution (plus, for Accumulator(R) Plus/SM/ contracts, any credit paid under your contract) on the fixed maturity option's maturity date. The percentage of your contribution allocated to the fixed maturity option was calculated based upon the rate to maturity then in effect for the fixed maturity option you chose. Your contract contains information on the amount of your contribution allocated to the fixed maturity option. The maturity date you selected generally could not be later than 10 years, or earlier than 7 years from your contract date. If you were to make any withdrawals or transfers from the fixed maturity option before the option's maturity date, the amount in the fixed maturity option will be adjusted and may no longer grow to equal your initial contribution under GPB Option 1. You allocated the remainder of your initial contribution to the variable investment options and guaranteed interest option however you chose, as permitted under your contract (unless you elected a dollar cost averaging program, in which case the remainder of your initial contribution was allocated to the dollar cost averaging program). Upon the maturity date of the fixed maturity option, you will be provided with the same notice and the same choices with respect to the maturity value as described above under "Your choices at the maturity date." There is no charge for GPB Option 1.

FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY: If GPB option 1 continues under the successor owner/ annuitant feature, the account value will be reduced by the amount of any Credit attributable to any contributions made within one year of your death. If any portion of the Credit must be recovered from the fixed maturity option selected under GPB Option 1, the amount in the fixed maturity option may not grow to equal your initial contribution plus any applicable credit under GPB option 1.

GUARANTEED PRINCIPAL BENEFIT OPTION 2. GPB Option 2 was only available at contract issue. IF YOU PURCHASED GPB OPTION 2, YOU MAY NOT MAKE ADDITIONAL CONTRIBUTIONS TO YOUR CONTRACT AFTER SIX MONTHS FROM THE CONTRACT ISSUE DATE OR AT ANY EARLIER TIME IF AT SUCH TIME THE THEN APPLICABLE RATE TO MATURITY ON THE SPECIAL 10 YEAR FIXED MATURITY OPTION IS 3%. The Special 10 year fixed maturity option will no longer be available upon maturity of the current special 10 year fixed maturity option in September 2013. Therefore, any discussion in this Prospectus that involves any additional contributions after the first six months will be inapplicable. This feature was not available under all contracts.

We have specified the portion of your initial contribution (including, for Accumulator(R) Plus/SM/ contracts, any applicable portion of the credit we pay), and any additional permitted contributions, to be allocated to a Special 10 year fixed maturity option. Your contract contains information on the percentage of applicable contributions allocated to the Special 10 year fixed maturity option. You may allocate the rest of your contributions among the investment options (other than the Special 10 year fixed maturity option) however you choose, as permitted under your contract and other than the Investment simplifier (unless you elect a dollar cost averaging program, in which case all contributions, other than amounts allocated to the Special 10 year fixed maturity option, must be allocated to the dollar cost averaging program). The Special 10 year fixed maturity option will earn interest at the specified rate to maturity then in effect.

If on the 10th contract date anniversary, your annuity account value is less than the amount that is guaranteed under GPB Option 2, we will increase your annuity account value to be equal to the guaranteed amount under GPB Option 2. Any such additional amounts added to your annuity account value will be allocated to the EQ/Money Market investment option. After the maturity date of the Special 10 year fixed maturity option, the guarantee under GPB Option 2 will terminate. Upon the maturity date of the Special 10 year fixed maturity option, you will be provided with the same notice and the same choices with respect to the maturity value as described above under "Your choices at the maturity date." The guaranteed amount under GPB Option 2 is equal to your initial contribution adjusted for any additional permitted contributions (excluding, for Accumulator(R) Plus/SM/ contracts, any credit applied to your contract), transfers out of the Special 10 year fixed maturity option and withdrawals from the contract (see "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus). Any transfers or withdrawals from the Special 10 year fixed maturity option will also be subject to a market value adjustment (see "Market value adjustment" under "Fixed maturity options" above in this section).


If you purchased the Guaranteed principal benefit option 2, you cannot voluntarily terminate this benefit. GPB Option 2 will terminate if the contract terminates before the maturity date of the Special 10 year fixed maturity option. If the owner and the annuitant are different people and the owner dies before the maturity date of the Special 10 year fixed maturity option, we will continue GPB Option 2 only if the contract can continue through the maturity date of the Special 10 year fixed maturity option. If the contract cannot so continue, we will terminate GPB Option 2. GPB Option 2 will continue where there is a successor owner/annuitant.

                        CONTRACT FEATURES AND BENEFITS

FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY: However, the account value will be reduced by the amount of any Credit attributable to any contributions made within one year of your death. If any portion of the Credit must be recovered from the Special 10-year fixed maturity option, the fixed maturity amount would be affected; however, the guaranteed amount under GPB option 2 will not be affected. GPB Option 2 will terminate upon the exercise of the beneficiary continuation option.


See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.


There is a fee associated with GPB Option 2 (see "Charges and expenses" later in this Prospectus). You should note that the purchase of GPB Option 2 would not have been appropriate if you wanted to make additional contributions to your contract beyond the first six months after your contract was issued. If you later decide that you would like to make additional contributions to the Accumulator(R) Series contract, we may permit you to purchase another contract. If we do, however, you should note that we do not reduce or waive any of the charges on the new contract, nor do we guarantee that the features available under the contract will be available under the new contract. This means that you might end up paying more with respect to certain charges than if you had simply purchased a single contract (for example, the administrative charge).

The purchase of GPB Option 2 also would not have been appropriate if you planned on terminating your contract before the maturity date of the Special 10 year fixed maturity option. In addition, because we prohibit contributions to your contract after the first six months, certain contract benefits that are dependent upon contributions or account value will be limited (for example, the amount of your credit (for Accumulator(R) Plus/SM/ contracts), the Guaranteed death benefits and Protection Plus). You should also note that if you intended to allocate a large percentage of your contributions to the guaranteed interest option or other fixed maturity options, the purchase of GPB Option 2 would not have been appropriate because of the guarantees already provided by these options. In addition, for Accumulator(R) Plus/SM/ contracts, please note that GPB Option 2 protects only contributions (not including the credit), and therefore your account value would have to decline in an amount greater than the credit in order for the benefit to apply. An example of the effect of GPB Option 1 and GPB Option 2 on your annuity contract is included in Appendix VI later in this Prospectus.


DOLLAR COST AVERAGING


We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option.


--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------


(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM /CONTRACTS)

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as ''enhanced rate dollar cost averaging.'' If you elect Principal Protector/SM/, you may not participate in the special dollar cost averaging program.

You may have your account value transferred to any of the variable investment options available under your contract. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance

                        CONTRACT FEATURES AND BENEFITS
of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) SELECT/SM/ CONTRACTS)

12 MONTH DOLLAR COST AVERAGING PROGRAM. You may dollar cost average from the EQ/Money Market option into any of the other variable investment options. You may elect to participate in the 12 month dollar cost averaging program at any time subject to the age limitation on contributions described earlier in this Prospectus. Contributions into the account for 12 month dollar cost averaging may not be transfers from other investment options. You must allocate your entire initial contribution into the EQ/Money Market option if you are selecting the 12 month dollar cost averaging program at application to purchase an Accumulator(R) Select/SM/ contract; thereafter, initial allocations to any new 12 month dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time. We will transfer your value in the EQ/Money Market option into the other variable investment options that you select over the next 12 months or such other period we may offer. Once the time period then in effect has run, you may then select to participate in the dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the transfer date will be the same day of the month as the contract date, but not later than the 28th. For a 12 month dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the 12 month dollar cost averaging program, but not later than the 28th of the month. All amounts will be transferred out by the end of the time period then in effect. Under this program we will not deduct the mortality and expense risks, administrative, and distribution charges from assets in the EQ/Money Market option.

You may not transfer amounts to the EQ/Money Market option established for this program that are not part of the 12 month dollar cost averaging program. The only amounts that should be transferred from the EQ/Money Market option are your regularly scheduled transfers to the other variable investment options. If you request to transfer or withdraw any other amounts from the EQ/Money Market option, we will transfer all of the value that you have remaining in the account for 12 month dollar cost averaging to the investment options according to the allocation percentages we have on file for you. You may ask us to cancel your participation at any time.


GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.


If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.


INVESTMENT SIMPLIFIER

FIXED-DOLLAR OPTION. Under this option, you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.


In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available only with Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.


If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. On the last day of each month, we check to see whether you have at least $7,500 in the guaranteed interest option. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months

                        CONTRACT FEATURES AND BENEFITS
in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

                              -------------------


You may not currently participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. For Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts, only investment simplifier is available with the Option I rebalancing program. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, under the Option 1 rebalancing program you may participate in any of the dollar cost averaging programs except general dollar cost averaging. If you elect a GPB, you may also elect the 12 month dollar cost averaging program (for Accumulator(R) Select/SM/ contracts only) or General dollar cost averaging program. If you elect either of these programs, everything other than amounts allocated to the fixed maturity option under the GPB must be allocated to that dollar cost averaging program. You may still elect the Investment simplifier for amounts transferred from investment options (other than the fixed maturity option under the GPB you have elected), and, for GPB Option 1, you may also elect Investment simplifier for subsequent contributions. You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit (or the "Living Benefit") base" below.


We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix VIII later in this Prospectus for more information on state availability.


CREDITS (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)


A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. If you elected Principal Protector/SM/ the credit amounts attributable to your contributions are not included for purposes of calculating your Guaranteed withdrawal benefit ("GWB") (see "Principal Protector/SM/" later in this Prospectus for more information) benefit base.

The amount of the credit will be 4%, 4.5% or 5% of each contribution based on the following breakpoints and rules:

            -------------------------------------------------------
                                                 CREDIT PERCENTAGE
            FIRST YEAR TOTAL CONTRIBUTIONS/(1)/     APPLIED TO
                       BREAKPOINTS               CONTRIBUTIONS/(2)/
            -------------------------------------------------------
                  Less than $500,000                     4%
            -------------------------------------------------------
                  $500,000-$999,999.99                  4.5%
            -------------------------------------------------------
                  $1 million or more                     5%
            -------------------------------------------------------

(1)First year total contributions means your total contributions made in the first contract year.
(2)If you already own an Accumulator(R) Plus contract, the credit percentages applied to your contributions may be higher. See Appendix IX for the credit percentages that apply to your contract.

The percentage of the credit is based on your first year total contributions. If you purchased GPB Option 2, you may not make additional contributions after the first six months. This credit percentage is credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit is applied to an additional contribution only to the extent that the sum of that contribution and all prior contributions to which no Credit was applied exceeds the total withdrawals made from the contract since the issue date./(1)/ Although the credit, as adjusted at the end of the first contract year, is based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicated in the application at the time you purchased your contract an intention to make additional contributions to meet one of the breakpoints (the "Expected First Year Contribution Amount") and your initial contribution was at least 50% of the Expected First Year Contribution Amount, your credit percentage is as follows:

   -- For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage is the percentage that applies to the Expected First Year Contribution Amount based on the table above.

   -- For any subsequent contribution that results in your total contributions to date exceeding your Expected First Year Contribution Amount, such that the credit percentage should have been higher, we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

   -- If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been lower, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions.

   -- The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix VIII later in this Prospectus for information on state availability.

..   No indication of intent:

   -- For your initial contribution (if available in your state), we applied the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

-------------
(1)See Appendix IX later in this Prospectus for contract variations.
(2)The amount we return to you upon exercise of this right to cancel will not include any credit or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your contributions, any investment gain or loss in the variable investment options associated with your contributions and with the full amount of the credit.

                        CONTRACT FEATURES AND BENEFITS

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus)/(2)/

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VIII later in this Prospectus for information on state variations.

..   If the annuitant dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such Credit./(1)/ See "Guaranteed principal benefit option 1" and "Guaranteed principal benefit option 2" earlier in this section;
    "Guaranteed minimum death benefit,""Principal Protector/SM/" and "Protection Plus/SM/" later in this section; and "Your beneficiary and payment of benefit"; "Successor owner and annuitant"; "Spousal protection"; and "Beneficiary continuation option" in "Payment of death benefit," later in this Prospectus.


We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, the fixed maturity options in order of the earliest maturing date(s), any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the Special 10 year fixed maturity option (if applicable). A market value adjustment may apply to withdrawals from the fixed maturity options.


We do not consider credits to be contributions for purposes of any discussion in this Prospectus. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. You should have considered this possibility before you purchased the contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit (known as the "Living Benefit" under certain existing contracts) and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and an enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

6% (OR 5%) ROLL-UP TO AGE 85 (USED FOR THE 6% ROLL-UP TO AGE 85 ENHANCED DEATH BENEFIT AND THE GREATER OF THE 6% (OR 5%) ROLL-UP TO AGE 85 ENHANCED DEATH BENEFIT OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

The effective annual roll-up rate credited to this benefit base is:


..   6% (or 5%) with respect to the variable investment options (other than
    EQ/Intermediate Government Bond and EQ/Money Market) and, for Accumulator(R) Select/SM/ contracts, monies allocated to the 12 month dollar cost averaging program, and, for Accumulator(R) and Accumulator(R) Elite/SM/ contracts, the account for special dollar cost averaging; the effective annual rate is 4% in Washington. Please see Appendix VIII later in this Prospectus to see what roll-up rate applies in your state or Appendix IX for what applies to your contract; and


..   3% with respect to the EQ/Intermediate Government Bond and EQ/Money Market,
    the fixed maturity options, the Special 10 year fixed maturity option, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).

The benefit base stops rolling up after the contract date anniversary following the annuitant's 85th birthday.

Please see "Our administrative procedures for calculating your Roll-Up benefit base following a transfer" later in the Prospectus for more information about how we calculate your Roll-Up benefit base when you transfer account values between investment options with a higher Roll-Up rate (4-6%) and investment options with a lower Roll-Up rate (3%).

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GREATER OF THE 6% (OR 5%) ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM

                        CONTRACT FEATURES AND BENEFITS

INCOME BENEFIT). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                      or

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                      or

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

GREATER OF THE 6% (OR 5%) ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6% (or 5%) Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

GUARANTEED MINIMUM DEATH BENEFIT/GUARANTEED MINIMUM INCOME BENEFIT ROLL-UP BENEFIT BASE RESET. If both the Guaranteed minimum income benefit AND the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit") are elected, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value as of the 5th or later contract date anniversary. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The 6% Roll-Up continues to age 85 on any reset benefit base.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to reset your Roll-Up benefit base. Each time you reset the Roll-Up benefit base your Roll-Up benefit will not be eligible for another reset for five years. If after your death your spouse continues the contract as Successor owner/annuitant, the benefit base will be eligible to be reset either five years from the contract date or from the last reset date, if applicable. The last age at which the benefit base is eligible to be reset is annuitant age 75.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of reset; you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See "Exercise rules" under "Guaranteed minimum income benefit option" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" in the Prospectus.

The Roll-Up benefit base for both the Greater of enhanced death benefit and the Guaranteed minimum income benefit are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

For information about whether the Guaranteed death benefit/ Guaranteed minimum income benefit roll-up benefit base reset is available under your contract, please see Appendix IX later in this Prospectus. The availability of the Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset is also subject to state approval. Please contact see Appendix VIII for more information about availability in your state.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit option" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Your contract specifies different guaranteed annuity purchase factors for the Guaranteed minimum income benefit and the annuity payout options. We may provide more favorable current annuity purchase factors for the annuity payout options. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.

GUARANTEED MINIMUM INCOME BENEFIT OPTION/(1)/

(DEPENDING ON WHEN YOU PURCHASED YOUR CONTRACT, THIS BENEFIT MAY BE CALLED THE "LIVING BENEFIT." SEE APPENDIX IX LATER IN THIS PROSPECTUS FOR MORE INFORMATION.)

The Guaranteed minimum income benefit was available if the annuitant was age 20 through 75 at the time the contract was issued.

                        CONTRACT FEATURES AND BENEFITS

-------------
(1)Depending on when you purchased your contract, this benefit may be called the "Living Benefit." Accordingly, if applicable, all references to the Guaranteed minimum income benefit in this Prospectus and any related registration statement documents are references to the Living Benefit.

There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.


This feature is not available if you elected a GPB option or Principal Protector/SM/ or if you purchased the contract as an Inherited IRA. Depending on when you purchased your contract, the Guaranteed minimum income benefit rider may have been available with Principal assurance.

If you purchased the contract to fund a charitable remainder trust, you must take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See ''Owner and annuitant requirements'' earlier in this section. If the annuitant was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised. If the owner and annuitant are different in an NQ contract, there may be circumstances where the benefit may not be exercisable after an owner's death.


The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option. Depending on when you purchased your contract, your options may be different. See Appendix IX later in this Prospectus for more information. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit.

The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the annuitant's age as follows:

---------------------------------------------------------------------------------------------------------
                                           LEVEL PAYMENTS
---------------------------------------------------------------------------------------------------------
                                                         PERIOD CERTAIN YEARS
     ANNUITANT'S AGE AT         -------------------------------------------------------------------------
          EXERCISE                          IRAS                                  NQ
-                               -------------------------------------------------------------------------

       75 and younger                        10                                   10

             76                               9                                   10

             77                               8                                   10

             78                               7                                   10

             79                               7                                   10

             80                               7                                   10

             81                               7                                    9

             82                               7                                    8

             83                               7                                    7

             84                               6                                    6

             85                               5                                    5
---------------------------------------------------------------------------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
THE GUARANTEED MINIMUM INCOME BENEFIT, SHOULD BE REGARDED AS A SAFETY NET ONLY. IT PROVIDES INCOME PROTECTION IF YOU ELECT AN INCOME PAYOUT WHILE THE ANNUITANT IS ALIVE.
--------------------------------------------------------------------------------


When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base less, any applicable withdrawal charge remaining, to GMIB guaranteed annuity purchase factors, or (ii) the greater of the income provided by applying your account value to our then current annuity purchase factors or base contract guaranteed annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.


When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

The Guaranteed minimum income benefit provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". Subject to state availability, in general, if your account value falls to zero, (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base as of the beginning of the contract year), the Guaranteed minimum income benefit will be exercised automatically, based on the annuitant's current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

                        CONTRACT FEATURES AND BENEFITS

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

..   If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

..   If your aggregate withdrawals during any contract year exceed 6% of the
    Roll-Up benefit base (as of the beginning of the contract year);

..   On the contract date anniversary following the annuitant's 85th birthday.

For information about whether the Guaranteed minimum income benefit no lapse guarantee is available under your contract, please see Appendix IX later in this Prospectus. The availability of the Guaranteed minimum income benefit no lapse guarantee is dependent on when, and in what state, you purchased your contract. Please see Appendices VIII and IX, later in this Prospectus.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option, the fixed maturity options (including the Special 10 year fixed maturity option, if available) or the loan reserve account under Rollover TSA contracts.

-------------------------------------------------------------
                                    GUARANTEED MINIMUM
        CONTRACT DATE            INCOME BENEFIT -- ANNUAL
   ANNIVERSARY AT EXERCISE        INCOME PAYABLE FOR LIFE
-------------------------------------------------------------
             10                           $11,891
-------------------------------------------------------------
             15                           $18,597
-------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us along with all required information within 30 days following your contract date anniversary in order to exercise this benefit. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payment contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death, or if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. You will be eligible to exercise the Guaranteed minimum income benefit during your life and the annuitant's life, as follows:

..   If the annuitant was at least age 20 and not older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

..   If the annuitant was at least age 45 and not older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

..   If the annuitant was at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i)the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant's 85th birthday;

(ii)if the annuitant was age 75 when the contract was issued or the Roll-Up benefit base was reset, if applicable, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant's attainment of age 85.


(iii)for Accumulator(R), Accumulator(R) Elite/SM/, and Accumulator(R) Plus/SM/ QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the QP contract into an Accumulator(R) Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee (if available), a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iv)for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a roll-over of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution from


-------------
(1)For Accumulator(R) Select/SM/ contracts, If the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee.

                        CONTRACT FEATURES AND BENEFITS
   the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;/(1)/


(v)if you reset the Roll-Up benefit base (if available and as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vi)a successor owner/annuitant may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original annuitant could have exercised the benefit. In addition, the successor owner/annuitant must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The successor owner/annuitant's age on the date of the annuitant's death replaces the annuitant's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules. If Spousal Protection is available under your contract and is elected, and the spouse who is the annuitant dies, the above rules apply if the contract is continued by the surviving spouse as the successor owner annuitant; and

(vii)if you are the owner but not the annuitant and you die prior to exercise, then the following applies:

..   A successor owner who is not the annuitant may not be able to exercise the
    Guaranteed minimum income benefit without causing a tax problem. You should consider naming the annuitant as successor owner, or if you do not name a successor owner, as the sole primary beneficiary. You should carefully review your successor owner and/or beneficiary designations at least one year prior to the first contract date anniversary on which you could exercise the benefit.

..   If the successor owner is the annuitant, the Guaranteed minimum income benefit continues only if the benefit could be exercised under the rules described above on a contract date anniversary that is within one year following the owner's death. This would be the only opportunity for the successor owner to exercise. If the Guaranteed minimum income benefit cannot be exercised within this timeframe, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

..   If you designate your surviving spouse as successor owner, the Guaranteed minimum income benefit continues and your surviving spouse may exercise the benefit according to the rules described above, even if your spouse is not the annuitant and even if the benefit is exercised more than one year after your death. If your surviving spouse dies prior to exercise, the rule described in the previous bullet applies.

..   A successor owner or beneficiary that is a trust or other non-natural person may not exercise the benefit; in this case, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

See "When an NQ contract owner dies before the annuitant" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.


GUARANTEED MINIMUM DEATH BENEFIT


Your contract provides a standard death benefit. If you did not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions (adjusted for any withdrawals and any withdrawal charges, and any taxes that apply). The standard death benefit was the only death benefit available for annuitants who were ages 76 to 85 at issue. The applicable issue ages may be different for certain contract owners, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus for more information. Once your contract has been issued, you may not change or voluntarily terminate your death benefit.

If you elected one of the enhanced death benefits, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment, OR your elected enhanced death benefit on the date of the annuitant's death (adjusted for any subsequent withdrawals, withdrawal charges and taxes that apply) whichever provides the higher amount. If you elected the Spousal protection option, if available, the Guaranteed minimum death benefit is based on the age of the older spouse, who may or may not be the annuitant, for the life of the contract. See "Spousal protection" in "Payment of death benefit" later in this Prospectus for more information.


Any of the enhanced death benefits or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit.


For Accumulator(R) Plus/SM/ contracts, if the annuitant dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any Credits applied in the one-year period prior to death.


OPTIONAL ENHANCED DEATH BENEFITS APPLICABLE FOR ANNUITANTS AGES 0 THROUGH 75 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 75 AT

                        CONTRACT FEATURES AND BENEFITS

ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS; 0 THROUGH 70 AT ISSUE OF INHERITED IRA CONTRACTS AND 20 THROUGH 70 AT ISSUE OF QP AND FLEXIBLE PREMIUM IRA CONTRACTS. DEPENDING ON WHEN YOU PURCHASED YOUR CONTRACT, YOUR AVAILABLE ISSUE AGES MAY HAVE BEEN OLDER AT THE TIME YOU PURCHASED YOUR CONTRACT.


Subject to state and contract availability (please see Appendix VIII for state availability of these benefits and Appendix IX for contract variations later in this Prospectus), the following enhanced death benefits were available:

..   ANNUAL RATCHET TO AGE 85

..   6% ROLL-UP TO AGE 85

..   THE GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

..   THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you elected Principal Protector/SM/, only the standard death benefit and the Annual Ratchet to Age 85 enhanced death benefit were available.

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


If you are using the contract to fund a charitable remainder trust, you must take certain distribution amounts. You should consider split funding so that those distributions do not adversely impact your enhanced death benefit. See ''Owner and annuitant requirements'' earlier in this section.


See Appendix IV later in this Prospectus for an example of how we calculate an enhanced minimum death benefit.


You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Guaranteed minimum death benefit. If you accepted such an offer, your Guaranteed minimum death benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Guaranteed minimum death benefit is still in effect. See "Guaranteed benefit offers" later in this section for more information.


PROTECTION PLUS/SM/

The following section provides information about the Protection Plus/SM/ option, which was only available at the time you purchased your contract. If Protection Plus/SM/ was not elected when the contract was first issued, neither the owner nor the successor owner/annuitant can add it subsequently. Protection Plus/SM/ is an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of having purchased the Protection Plus/SM/ feature in an NQ, IRA or Rollover TSA contract. If you purchased the Protection Plus/SM/ feature, you may not voluntarily terminate the feature. If you elected Principal Protector/SM/, the Protection Plus/SM/ feature is not available.

If the annuitant was 70 or younger when we issued your contract (or if the successor owner/annuitant is 70 or younger when he or she becomes the successor owner/annuitant and Protection Plus/SM/ had been elected at issue), the death benefit will be:

the GREATER of:

..   the account value OR

..   any applicable death benefit

INCREASED BY:

..   such death benefit less total net contributions, multiplied by 40%.


For purposes of calculating your Protection Plus/SM /benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the successor owner/annuitant election not been made plus any subsequent contributions) adjusted for each withdrawal that exceeds your Protection Plus/SM/ earnings. "Net contributions" are reduced by the amount of that excess. Protection Plus/SM/ earnings are equal to (a) minus (b) where
(a) is the greater of the account value and the death benefit immediately prior to the withdrawal and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in "net contributions"); and (ii) "Death benefit" is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death. If you are an existing contract owner and not a new purchaser, your net contributions may be reduced on a pro rata basis to reflect withdrawals (including withdrawal charges and any TSA loans). For information about what applies to your contract, see Appendix IX later in this Prospectus.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating the Protection Plus/SM/ benefit, if any contributions are made in the one-year period prior to death of the annuitant, the account value will not include any Credits applied in the one-year period prior to death.


If the annuitant was age 71 through 75 (this age may be higher for certain contract owners, depending on when you purchased your contract) when we issued your contract (or if the successor owner/ annuitant is between the ages of 71 and 75 when he or she becomes the successor owner/annuitant and Protection Plus/SM/ had been elected at issue), the death benefit will be:

the GREATER of:

..   the account value OR

..   any applicable death benefit

INCREASED BY:

..   such death benefit (as described above) less total net contributions, multiplied by 25%.

The value of the Protection Plus/SM/ death benefit is frozen on the first contract date anniversary after the annuitant turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage

                        CONTRACT FEATURES AND BENEFITS
of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X ..40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Protection Plus/SM/ death benefit is calculated, please see Appendix VII.


If you elected Spousal protection, the Protection Plus/SM/ benefit is based on the age of the older spouse, who may or may not be the annuitant. Upon the death of the non-annuitant spouse, the account value will be increased by the value of the Protection Plus/SM/ benefit as of the date we receive due proof of death. Upon the death of the annuitant, the value of the Protection Plus/SM/ benefit is either added to the death benefit payment or to the account value if Successor owner/annuitant is elected. If the surviving spouse elects to continue the contract, the benefit will be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract if the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. See "Spousal protection" in "Payment of death benefit" later in this Prospectus for more information.


Ask your financial professional or see Appendix VIII later in this Prospectus to see if this feature was available in your state.


You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Principal Protector/SM/ benefit. If you accepted such an offer, your Principal Protector/SM/ benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Principal Protector/SM/ benefit is still in effect. See "Guaranteed benefit offers" later in this section for more information.


PRINCIPAL PROTECTOR/SM/

The following section provides information about the Principal Protector/SM/ option, which was only available at the time you purchased your contract. If Principal Protector/SM/ was not elected when the contract was first issued, neither the owner nor the successor owner/annuitant can add it subsequently.

As described below, Principal Protector/SM/ provides for recovery of your total contributions through withdrawals, even if your account value falls to zero, provided that during each contract year, your total withdrawals do not exceed your GWB Annual withdrawal amount. Principal Protector/SM/ is not an automated withdrawal program. You may request a withdrawal through any of our available withdrawal methods. See "Withdrawing your account value" in "Accessing your money" later in this Prospectus. All withdrawals reduce your account value and the guaranteed minimum death benefit.


Principal Protector/SM/ could be elected at contract issue, for an additional charge, if the annuitant was age 0 through 85 for NQ contracts or age 20 through 75 for all IRA contracts. Please see "Principal Protector/SM/ charge" in "Charges and expenses" later in this Prospectus for a description of the charge and when it applies. If you elected this benefit, you cannot terminate it.


Depending on when you purchased your contract, this feature may not be available. See Appendix IX later in this Prospectus for more information.

If you die, and your beneficiary elects the Beneficiary continuation option, if available, your beneficiary may continue Principal Protector/SM/ provided that the beneficiary was 75 or younger on the original contract date. If the beneficiary was older, Principal Protector/SM/ will terminate without value even if the GWB benefit base is greater than zero. In the case of multiple beneficiaries, any beneficiary older than 75 may not continue Principal Protector/SM/ and that beneficiary's portion of the GWB benefit base will terminate without value, even if it was greater than zero. The ability to continue Principal Protector/SM/ under the Beneficiary continuation option is subject to state availability. If it was approved in your state, it was added to your contract if you had already elected GWB. See "Beneficiary continuation option" under "Payment of death benefit" later in the Prospectus for more information on continuing Principal Protector/SM/ under the Beneficiary continuation option.


If you purchased the contract as a TSA or QP or Inherited IRA, Principal Protector/SM/ was not available. This benefit was also not available if you elected the Guaranteed minimum income benefit, the Greater of 6% Roll-Up to age 85 and Annual Ratchet to Age 85 enhanced death benefit, Protection Plus/SM/, or GPB Option 1 or GPB Option 2 (or, for Accumulator(R) and Accumulator(R) Elite/SM/ contracts, the special dollar cost averaging program). For more information, please see Appendix IX later in this Prospectus.


Withdrawals in excess of your GWB Annual withdrawal amount significantly reduce or eliminate the value of the benefit. See "Effect of GWB Excess withdrawals" below. For traditional IRAs, the Principal Protector/SM/ makes provision for you to take lifetime required minimum distributions ("RMDs") without losing the value of the Principal Protector/SM/ guarantee, provided you comply with the conditions under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, including utilization of our Automatic RMD service, this benefit may have limited usefulness for you. Please consult your tax adviser.

YOUR GWB BENEFIT BASE

At issue, your GWB benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWB benefit base increases by the dollar amount of any additional contributions.

..   Your GWB benefit base decreases by the dollar amount of withdrawals.

..   Your GWB benefit base may be further decreased if a withdrawal is taken in excess of your GWB Annual withdrawal amount.

..   Your GWB benefit base may also be increased under the Optional step up provision.

..   Your GWB benefit base may also be increased under the one time step up applicable with the Beneficiary continuation option.

Each of these events is described in detail below. Once your GWB benefit base is depleted, you may continue to make withdrawals from your account value, but they are not guaranteed under Principal Protector/SM/.


For Accumulator(R) Plus/SM/ contracts, credit amounts attributable to your contributions are not included for purposes of calculating your GWB benefit base.

                        CONTRACT FEATURES AND BENEFITS

YOUR GWB ANNUAL WITHDRAWAL AMOUNT

Your GWB Annual withdrawal amount is equal to either 5% or 7% ("Applicable percentage"), as applicable, of your initial GWB benefit base, and is the maximum amount that you can withdraw each year without making a GWB Excess withdrawal, as described below. When you purchased your contract, you chose between two available GWB Annual withdrawal options:

..   7% GWB ANNUAL WITHDRAWAL OPTION

..   5% GWB ANNUAL WITHDRAWAL OPTION

The GWB Annual withdrawal amount may decrease as a result of a GWB Excess withdrawal and may increase as a result of an Automatic reset, additional contributions or a "step up" of the GWB benefit base; each of these transactions are discussed below in detail. Once you elect a GWB Annual withdrawal option, it cannot be changed.

Your GWB Annual withdrawal amounts are not cumulative. If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the GWB Annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

EFFECT OF GWB EXCESS WITHDRAWALS

A GWB Excess withdrawal is caused when you withdraw more than your GWB Annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your GWB Annual withdrawal amount, the entire amount of the withdrawal and each subsequent withdrawal in that contract year are GWB Excess withdrawals.

A GWB Excess withdrawal can cause a significant reduction in both your GWB benefit base and your GWB Annual withdrawal amount. If you make a GWB Excess withdrawal, we will recalculate your GWB benefit base and the GWB Annual withdrawal amount. As of the date of the GWB Excess withdrawal, the GWB benefit base is first reduced by the dollar amount of the withdrawal (including any applicable withdrawal charge), and the reduced GWB benefit base and the GWB Annual withdrawal amount are then further adjusted, as follows:

..   If the account value after the deduction of the withdrawal is less than the
    GWB benefit base, then the GWB benefit base is reset equal to the account value.

..   If the account value after the deduction of the withdrawal is greater than or equal to the GWB benefit base, then the GWB benefit base is not adjusted further.

..   The GWB Annual withdrawal amount equals the lesser of: (i) the Applicable percentage of the adjusted GWB benefit base and (ii) the GWB Annual withdrawal amount prior to the GWB Excess withdrawal.

Withdrawals in excess of your GWB Annual withdrawal amount significantly reduce or eliminate the value of Principal Protector/SM/. If your account value is less than your GWB benefit base (due, for example, to negative market performance), a GWB Excess withdrawal, even one that is only slightly more than your GWB Annual withdrawal amount, can significantly reduce your GWB benefit base and the GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume in contract year four that your account value is $80,000, you have not made any prior withdrawals, and you request an $8,000 withdrawal. Your $100,000 benefit base is first reduced by $8,000 to now equal $92,000. Your GWB benefit base is then further reduced to equal the new account value: $72,000 ($80,000 minus $8,000). In addition, your GWB Annual withdrawal amount is reduced to $5,040 (7% of $72,000), instead of the original $7,000.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal exceeding the Guaranteed annual withdrawal amount, assuming the Guaranteed annual withdrawal amount is greater than the 10% free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Using the example above, if the $8,000 withdrawal is a withdrawal of contributions subject to the withdrawal charge, the withdrawal charge would apply to the $3,000 (the amount of the withdrawal charge above the Guaranteed annual withdrawal amount of $5,000). See "Certain withdrawals" in "Charges and expenses" later in this Prospectus.

You should further note that a GWB Excess withdrawal that reduces your account value to zero eliminates any remaining value in your GWB benefit base. See "Insufficient account value" in "Determining your contract value" later in this Prospectus.

In general, if you purchase the contract as a traditional IRA and participate in our Automatic RMD service, and you do not take any other withdrawals, an automatic withdrawal under that program will not cause a GWB Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

If you die, and your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option, and chooses scheduled payments, such payments will not cause a GWB Excess withdrawal, provided no additional withdrawals are taken. If your beneficiary chooses the "5-year rule" instead of scheduled payments, this waiver does not apply and a GWB Excess withdrawal may occur if withdrawals exceed the GWB Annual withdrawal amounts.

EFFECT OF AUTOMATIC RESET

If you take no withdrawals in the first five contract years, the Applicable percentage to determine your GWB Annual withdrawal amount will be automatically reset at no additional charge. The Applicable percentage under the 7% GWB Annual withdrawal option will be increased to 10%, and the Applicable percentage under the 5% GWB Annual withdrawal option will be increased to 7%. The Applicable percentage is automatically reset on your fifth contract date anniversary, and your GWB Annual withdrawal amount will be recalculated.

If you die before the fifth contract date anniversary, and your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option, if available, the Automatic reset will apply on the fifth contract date anniversary if you have not taken any withdrawals and: (1) your beneficiary chooses scheduled payments and payments have not yet started; or, (2) if your beneficiary chooses the "5-year rule" option and has not taken withdrawals. See "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

EFFECT OF ADDITIONAL CONTRIBUTIONS


Anytime you make an additional contribution, we will recalculate your GWB benefit base and your GWB Annual withdrawal amount. Your GWB benefit base will be increased by the amount of the contribution (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included) and your GWB Annual withdrawal amount will be equal to the greater of (i) the Applicable percentage of the new GWB benefit base, or (ii) the GWB Annual withdrawal amount in effect immediately prior to the additional contribution.


If you die, and your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option, no additional contributions will be permitted.

OPTIONAL STEP UP PROVISION

Except as stated below, any time after the fifth contract date anniversary, you may request a step up in the GWB benefit base to equal your account value. If your GWB benefit base is higher than the account value as of the date we receive your step up request, no step up will be made. If a step up is made, we may increase the charge for the benefit. For a description of the charge increase, see "Principal Protector/SM/ charge" in "Charges and expenses" later in this Prospectus. Once you elect to step up the GWB benefit base, you may not do so again for five complete contract years from the next contract date anniversary. Under both the Spousal protection and the successor owner annuitant features, upon the first death, the surviving spouse must wait five complete contract years from the last step up or from contract issue, whichever is later, to be eligible for a step up.

As of the date of your GWB benefit base step up, your GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and (ii) your GWB Applicable percentage applied to your stepped up GWB benefit base.

It is important to note that a step up in your GWB benefit base may not increase your GWB Annual withdrawal amount. In that situation, the effect of the step up is only to increase your GWB benefit base and support future withdrawals. We will process your step up request even if it does not increase your GWB Annual withdrawal amount, and we will increase the Principal Protector/SM/ charge, if applicable. In addition, you will not be eligible to request another step up for five complete contract years. After processing your request, we will send you a confirmation showing the amount of your GWB benefit base and your GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume you take withdrawals of $7,000 in each of the first five contract years, reducing the GWB benefit base to $65,000. After five contract years, further assume that your account value is $92,000, and you elect to step up the GWB benefit base from $65,000 to $92,000. The GWB Annual withdrawal amount is recalculated to equal the greater of 7% of the new GWB benefit base, which is $6,440 (7% of $92,000), or the current GWB Annual withdrawal amount, $7,000. Therefore, following the step up, even though your GWB benefit base has increased, your GWB Annual withdrawal amount does not increase and remains $7,000.


The Optional step up provision is not available once your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option. However, if you die, and your beneficiary continues Principal ProtectorSM under the Beneficiary continuation option, the GWB benefit base will be stepped up to equal the account value, if higher as of the transaction date that we receive the Beneficiary continuation option election. For Accumulator(R) Plus/SM/ contracts, the account value will be reduced by any Credits applied to contributions made within one year prior to your death before the comparison with the GWB benefit base, for purposes of the GWB benefit base step up. As of the date of the GWB benefit base step up (if applicable) your beneficiary's GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and (ii) your GWB Applicable percentage applied to the stepped up GWB benefit base. This is a onetime step up at no additional charge.


OTHER IMPORTANT CONSIDERATIONS

..   Principal Protector/SM /protects your principal only through withdrawals.
    Your account value may be less than your total contributions.

..   You can take withdrawals under your contract without purchasing Principal
    Protector/SM/. In other words, you do not need this benefit to make withdrawals.

..   Amounts withdrawn in excess of your GWB Annual withdrawal amount may be subject to a withdrawal charge, if applicable, as described in "Charges and expenses" later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year.

..   Withdrawals made under Principal Protector/SM/ will be treated, for tax purposes, in the same way as other withdrawals under your contract.

..   All withdrawals are subject to all of the terms and conditions of the contract. Principal Protector/SM/ does not change the effect of withdrawals on your account value or guaranteed minimum death benefit; both are reduced by withdrawals whether or not you elect Principal Protector/SM/. See "How withdrawals are taken from your account value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.

..   GWB Excess withdrawals can significantly reduce or completely eliminate the value of this benefit. See "Effect of GWB Excess withdrawals" above in this section and "Withdrawing your account value" in "Accessing your money" later in this Prospectus.

..   If you surrender your contract to receive its cash value, all benefits under the contract will terminate, including Principal Protector/SM/ if your cash value is greater than your GWB Annual withdrawal amount. Therefore, when surrendering your contract, you should seriously consider the impact on Principal Protector/SM/ when you have a GWB benefit base that is greater than zero.

..   If you die and your beneficiary elects the Beneficiary continuation option, then your beneficiary should consult with a tax adviser before choosing to use the "5-year rule." The "5-year rule" is described in "Payment of death benefit" under "Beneficiary

                        CONTRACT FEATURES AND BENEFITS
   continuation option" later in this Prospectus. The GWB benefit base may be adversely affected if the beneficiary makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made an offer to a group of contract owners that provided for an increase in account value in return for terminating their guaranteed death benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value , the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

(FOR ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/, AND ACCUMULATOR(R) SELECT/SM/ CONTRACTS ONLY )

The contract was available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected "original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not have been available in all states. Please speak with your financial professional for further information.

Depending on when you purchased your contract, the contract may not have been available. See Appendix IX later in this Prospectus for more information.

The inherited IRA beneficiary continuation contract could only have been purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries are treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract could have been purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

..   You must receive payments at least annually (but may have elected to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that Inherited IRA, you may qualify to take an amount from that other Inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another Inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

..   The beneficiary of the original IRA is the annuitant under the inherited
    IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust is the annuitant.

..   An inherited IRA beneficiary continuation contract was not available for annuitants over age 70.

..   The initial contribution had to be a direct transfer from the deceased owner's original IRA and was subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix XI" for more information.

                        CONTRACT FEATURES AND BENEFITS

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges if applicable under your contract, will apply as described in "Charges and expenses" later in this Prospectus.

..   The Guaranteed minimum income benefit, successor owner/ annuitant feature,
    12 month dollar cost averaging program (if applicable), special dollar cost averaging program (if applicable), automatic investment program, GPB Options 1 and 2, Principal Protector/SM /and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the annuity account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges (if applicable under your contract) will no longer apply. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contract is no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional to find out what applies in your state.


Generally, your refund will equal your account value (less loan reserve account under Rollover TSA contracts) under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct),
(ii) any guaranteed interest in the guaranteed interest option, and (iii) any positive or negative market value adjustments in the fixed maturity options, and, for Accumulator(R) and Accumulator(R) Elite/SM/ contracts, (iv) any interest in the account for special dollar cost averaging through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or, if applicable, (iv) above). For any IRA contracts returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. For Accumulator(R) Plus/SM/ contracts, please note that you will forfeit the credit by exercising this right of cancellation.


We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract, whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.


In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA contract or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA contract or Flexible Premium Roth IRA contract and return to a Rollover IRA contract or Flexible Premium IRA contract, whichever applies. Our processing office or your financial professional can provide you with the cancellation instructions.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE


Your "account value" is the total value of the values you have in: (i) the variable investment options; (ii) the guaranteed interest account; (iii) market adjusted amounts in the fixed maturity options; (iv) for Accumulator(R) and Accumulator(R) Elite/SM/ contracts, the account for special dollar cost averaging; and (v) the loan reserve account (applies for Rollover TSA contracts only).


Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value less: (i) the total amount or a pro rata portion of the annual administrative charge as well as any optional benefit charges(1); (ii) any applicable withdrawal charge; and
(iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;


(ii)administrative expenses, and


(iii)distribution charges.

   On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:


(i)increased to reflect additional contributions and, for Accumulator(R) Plus/SM/ contracts, the credit;


(ii)decreased to reflect a withdrawal (plus applicable withdrawal charges);


(iii)increased to reflect transfer into, or decreased to reflect transfer out of, a variable investment option; or


(iv)increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, if applicable, when we deduct the enhanced death benefit, guaranteed minimum income benefit, GPB Option 2, Principal Protector/SM/ and/or Protection Plus/SM/ benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest account at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.


INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VIII later in this Prospectus for any state variations with regard to the termination of your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE (NOT AVAILABLE UNDER ALL CONTRACTS). In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

-------------
(1)Depending on when you purchased your contract, your account value will be reduced by a pro rata portion of the administrative charge only. See Appendix IX later in this Prospectus for more information.

                       DETERMINING YOUR CONTRACT'S VALUE

PRINCIPAL PROTECTOR/SM/ (NOT AVAILABLE UNDER ALL CONTRACTS) If you elected Principal Protector/SM/ and your account value falls to zero due to a GWB Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary annuity contract, as discussed below, even if your GWB benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not a GWB Excess withdrawal or due to a deduction of charges, please note the following:

..   If your GWB benefit base equals zero, we will terminate your contract and make no payment.

..   If your GWB benefit base is greater than zero but less than or equal to the balance of your GWB Annual withdrawal amount, if any, for that contract year, we will terminate your contract and pay you any remaining GWB benefit base.

..   If your GWB benefit base is greater than the balance of your remaining GWB
    Annual withdrawal amount, if any, for that contract year, we will pay you your GWB Annual withdrawal amount balance and terminate your contract, and we will pay you your remaining GWB benefit base as an annuity benefit, as described below.

..   If the Beneficiary continuation option is elected (not available in all states), and the account value falls to zero while there is a remaining GWB benefit base, we will make payments to the beneficiary as follows:

   -- If the beneficiary had elected scheduled payments we will continue to make scheduled payments over remaining life expectancy until the GWB benefit base is zero, and the Principal Protector/SM/ charge will no longer apply.

   -- If the beneficiary had elected the "5-year rule" and the GWB benefit base is greater than the remaining GWB Annual withdrawal amount, if any, for that contract year, we will pay the beneficiary the GWB Annual withdrawal amount balance. We will continue to pay the beneficiary the remaining GWB Annual withdrawal amount each year until the GWB benefit base equals zero, or the contract terminates at the end of the fifth contract year, whichever comes first. Any remaining GWB benefit base at the end of the fifth contract year will terminate without value.

ANNUITY BENEFIT. If the contract terminates and the remaining GWB benefit base is to be paid in installments, we will issue you an annuity benefit contract and make annual payments equal to your GWB Annual withdrawal amount on your contract date anniversary beginning on the next contract date anniversary, until the cumulative amount of such payments equals the remaining GWB benefit base (as of the date the contract terminates). The last installment payment may be smaller than the previous installment payments in order for the total of such payments to equal the remaining GWB benefit base.

The annuity benefit supplemental contract will carry over the same owner, annuitant and beneficiary as under your contract. If you die before receiving all of your payments, we will make any remaining payments to your beneficiary. The charge for Principal Protector/SM/ will no longer apply.

If at the time of your death the GWB Annual withdrawal amount was being paid to you as an annuity benefit, your beneficiary may not elect the Beneficiary continuation option.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the variable investment options, subject to the following:

..   You may not transfer to a fixed maturity option that has a rate to maturity of 3% or less.

..   If the annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied, the rate to maturity is 3%. Also, the maturity dates may be no later than the date annuity payments are to begin.

..   If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment and affect your GPB.

..   A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day. If you are an existing contract owner, this restriction may not apply. See Appendix IX later in this Prospectus for contract variations.


..   No transfers are permitted into the Special 10 year fixed maturity option
    (if available).

..   For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, you may not transfer any amount to the account for special dollar cost averaging.

..   For Accumulator(R) Select/SM/ contracts, you may not transfer any amount to the 12 month dollar cost averaging program.


In addition, we reserve the right to restrict transfers among variable investment options, including limitations on the number, frequency or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option, the interest sweep option and dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

(a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b)the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or

(c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.


You may request a transfer in writing (using our specific form), by telephone using TOPS or through Online Account Access. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.


Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER


As explained under "6% (or 5%) Roll-Up to age 85 (used for the 6% Roll-Up to age 85 enhanced death benefit AND the Greater of 6% (or 5%) Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)" earlier in the Prospectus, the higher Roll-Up rate (5% or 6%, or 4% in Washington) applies with respect to most investment options, and, for Accumulator(R) and Accumulator(R) Elite/SM/ contracts, amounts in the account for special dollar cost averaging but a lower Roll-Up rate (3%) applies with respect to the EQ/Intermediate Government Bond option, the EQ/Money Market option (for Accumulator(R) Select/SM/ contracts, not including any amounts allocated to the 12 month dollar cost averaging program), the fixed maturity options, the Special 10 year fixed maturity option (if applicable), the guaranteed interest option and the loan reserve account under Rollover TSA (the "lower Roll-Up rate options"). The other investment options, to which the higher rate applies, are referred to as the "higher Roll-Up rate options". For more information about Roll-Up rates applicable in various states and for various contract versions, see Appendices VIII and IX.


Your Roll-Up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at the higher rate and the other portion that is rolling up at 3%. If you transfer account value from a higher Roll-Up rate option to a lower Roll-Up rate option, all or a portion of your benefit base will transfer from the higher rate benefit base segment to the lower rate benefit base segment. Similarly, if you transfer account value from a lower Roll-Up rate option to a higher Roll-Up rate option, all or a portion of your benefit base will transfer from the lower rate segment to the higher rate segment. To determine how much to transfer from one Roll-Up benefit base segment to the other Roll-Up benefit base segment, we use a dollar-for-dollar calculation.

This means that we generally transfer an amount from one Roll-Up benefit base segment to the other Roll-Up benefit base segment in

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS the same dollar amount as the transfer of account value. The effect of a transfer on your benefit base will vary depending on your particular circumstances.

..   For example, if your account value is $45,000 and has always been invested in the higher Roll-Up rate options, and your benefit base is $30,000 and is all rolling up at the higher rate, and you transfer $15,000 of your account value to the EQ/Money Market variable investment option (a lower Roll-Up rate option), then we will transfer $15,000 from the higher rate benefit base segment to the lower rate benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will continue to roll-up at the higher rate and $15,000 will roll-up at the lower rate.

..   For an additional example, if your account value is $30,000 and has always been invested in lower Roll-Up rate options, and your benefit base is $45,000 and is all rolling up at the lower rate, and you transfer $15,000 of your account value (which is entirely invested in lower Roll-Up rate options) to a higher Roll-Up rate option, then we will transfer $15,000 of your benefit base from the lower rate benefit base segment to the higher rate benefit base segment. Therefore, immediately after the transfer, of your $45,000 benefit base, $15,000 will continue to roll-up at the higher rate and $30,000 will roll-up at the lower rate.

..   Similarly, using the same example as immediately above, if you transferred all of your account value ($30,000) to a higher Roll-Up rate option, $30,000 will be transferred to the higher rate benefit base segment. Immediately after the transfer, of your $45,000 benefit base, $30,000 will roll-up at the higher rate and $15,000 will continue to roll-up at the lower rate. Therefore, it is possible that some of your benefit base will roll-up at the lower rate even after you transfer all of your account value to the higher Roll-Up rate options.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate Portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio investments may impede efficient Portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of Portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how Portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, "the trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each Portfolio on a daily basis. On any day when a Portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, no trust available under the contract had implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We offer rebalancing, which you can use to automatically reallocate your account value among your investment options. We currently offer two options:
"Option I" and "Option II." Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

(a)the percentage you want invested in each investment option (whole percentages only), and

(b)how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can also be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
REBALANCING DOES NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS. YOU SHOULD PERIODICALLY REVIEW YOUR ALLOCATION PERCENTAGES AS YOUR NEEDS CHANGE. YOU MAY WANT TO DISCUSS THE REBALANCING PROGRAM WITH YOUR FINANCIAL PROFESSIONAL BEFORE ELECTING THE PROGRAM.
--------------------------------------------------------------------------------

While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date.

If you select Option II, you will be subject to our rules regarding transfers between the guaranteed interest option and the variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.


You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, for Accumulator(R) Select/SM/ contracts, in 12 month dollar cost averaging.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. If you withdraw more than 90% of your contract's current cash value, we will treat it as a request to surrender your contract for its cash value. See "Surrendering your contract to receive its cash value" below. For the potential tax consequences of withdrawals, see "Tax information" later in this Prospectus.

Please see "Insufficient account value" in "Determining your contract value" earlier in this Prospectus and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2," below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.




------------------------------------------------------------------
                                      METHOD OF WITHDRAWAL
                               -----------------------------------
                                               PRE-AGE   LIFETIME
                                                59 1/2   REQUIRED
                                                 SUB-     MINIMUM
                                       SYSTE- STANTIALLY DISTRIBU-
   CONTRACT                    PARTIAL MATIC    EQUAL      TION
------------------------------------------------------------------
NQ                               Yes    Yes      No        No
------------------------------------------------------------------
Rollover IRA                     Yes    Yes      Yes       Yes
------------------------------------------------------------------
Flexible Premium IRA/(1)/        Yes    Yes      Yes       Yes
------------------------------------------------------------------
Roth Conversion IRA              Yes    Yes      Yes       No
------------------------------------------------------------------
Flexible Premium Roth IRA/(1)/   Yes    Yes      Yes       No
------------------------------------------------------------------
Inherited IRA                    No     No       No        /(2)/
------------------------------------------------------------------
QP/(3)/                          Yes    No       No        No
------------------------------------------------------------------
Rollover TSA/(4)/                Yes    Yes      No        Yes
------------------------------------------------------------------


(1)Flexible Premium IRA contracts and Flexible Premium Roth IRA contracts are only available with Accumulator(R) contracts
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus. Inherited IRA contracts are not available with Accumulator(R) Plus/SM/ contracts.
(3)All payments are made to the plan trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus. QP contracts are not available with Accumulator(R) Select/SM/ contracts.
(4)Employer or plan approval is required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix X --"Tax Sheltered Annuity contracts (TSAs)" later in this Prospectus.


--------------------------------------------------------------------------------
ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
--------------------------------------------------------------------------------

DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate, times the last contract date anniversary benefit base value due to compounded crediting of the Roll-up rate.

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.


We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.


There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.

                             ACCESSING YOUR MONEY

PARTIAL WITHDRAWALS

(ALL CONTRACTS)


You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.


Except for Accumulator(R) Select/SM/ contracts, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus). If you already own your contract, the applicable free withdrawal percentage may be higher. See Appendix IX later in this Prospectus for the free withdrawal amount that applies to your contract. Under Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.


SYSTEMATIC WITHDRAWALS

(ALL CONTRACTS EXCEPT INHERITED IRA AND QP CONTRACTS)


You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election. If you already own your contract, the applicable percentages may be higher. See Appendix IX later in this Prospectus for information on what applies to your contract.


For contracts other than Accumulator(R) Select/SM/ contracts, if the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   you must select a date that is more than three calendar days prior to your contract date anniversary; and

..   you cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above.

You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.


You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.


For contracts other than Accumulator(R) Select/SM/ contracts, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. This option is not available if you have elected a guaranteed principal benefit -- this restriction may not apply to certain contract owners, depending on when you purchased your contract. See Appendix IX later in this Prospectus for more information.


SUBSTANTIALLY EQUAL WITHDRAWALS

(ALL CONTRACTS EXCEPT QP CONTRACTS, NQ CONTRACTS, INHERITED IRA CONTRACTS, AND ROLLOVER TSA CONTRACTS)


We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as "72(t) exception withdrawals". See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not (i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.


You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For contracts other than Accumulator(R) Select/SM/ contracts, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free with-

                             ACCESSING YOUR MONEY
drawal amount" in "Charges and expenses" later in this Prospectus).

Depending on when you purchased your contract, this option may not be available if you have elected a guaranteed principal benefit. If you are an existing contract owner, this restriction may not apply to all contract owners. See Appendix IX later in this Prospectus for contract variations.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS

(ROLLOVER IRA, FLEXIBLE PREMIUM IRA AND ROLLOVER TSA CONTRACTS ONLY -- SEE "TAX INFORMATION" AND APPENDIX X LATER IN THIS PROSPECTUS)


We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" and Appendix X later in this Prospectus.

You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix X later in this Prospectus for your specific type of retirement arrangement.

--------------------------------------------------------------------------------

FOR ROLLOVER IRA, FLEXIBLE PREMIUM IRA, AND ROLLOVER TSA CONTRACTS, WE WILL
SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
--------------------------------------------------------------------------------

For contracts other than Accumulator(R) Select/SM/ contracts, we do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount.


Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH PRINCIPAL PROTECTOR/SM/. If you elected Principal Protector/SM/, provided no other withdrawals are taken during a contract year in which you participate in our Automatic RMD service, an automatic withdrawal using our service will not cause a GWB Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. If you take any other withdrawal while you participate in the service, however, this GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, you must elect and maintain participation in our Automatic RMD service at your required beginning date, or the contract date, if your required beginning date has occurred before the contract was purchased. See "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus for further information.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE


Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest account. If there is insufficient value or no value in the variable investment options and the guaranteed interest account, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options (other than the Special 10 year fixed maturity option, if applicable), in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option).


You may choose to have your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled withdrawals will be processed on a pro rata basis on the business day you initially elected.

HOW WITHDRAWALS (AND TRANSFERS OUT OF THE SPECIAL 10 YEAR FIXED MATURITY OPTION) AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED PRINCIPAL BENEFIT OPTION 2

In general, withdrawals will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would be reduced by $8,000 ($20,000 X .40) and your new benefit after the withdrawal would be $12,000 ($20,000 - $8,000).

Transfers out of the Special 10 year fixed maturity option will reduce GPB Option 2 on a pro rata basis. In addition, if you make a contract withdrawal from the Special 10 year fixed maturity option, we will reduce your GPB Option 2 in a similar manner; however, the reduction will reflect both a transfer out of the Special 10 year fixed maturity option and a withdrawal from the contract. Therefore, the reduction in GPB Option 2 is greater when you take a contract withdrawal from the Special 10 year fixed maturity option than it would be if you took the withdrawal from another investment option.

                             ACCESSING YOUR MONEY

Similar to the example above, if your account value is $30,000 and you withdraw $12,000 from the Special 10 year fixed maturity option, you have withdrawn 40% of your account value. If your GPB Option 2 benefit was $40,000 before the withdrawal, the reduction to reflect the transfer out of the Special 10 year fixed maturity option would equal $16,000 ($40,000 x .40). The amount used to calculate the reduction to reflect the withdrawal from the contract is $24,000 ($40,000 - $16,000). The reduction to reflect the withdrawal would equal $9,600 ($24,000 x .40), and your new benefit after the withdrawal would be $14,400 ($24,000 - $9,600).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus.

With respect to the Guaranteed minimum income benefit, the Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit and the 6% Roll-Up to age 85 death benefit, withdrawals (including any applicable withdrawal charges) will reduce each of the benefits' 6% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% or less of the 6% Roll-Up benefit base on the most recent contract date anniversary. Additional contributions made during the contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

The effect of withdrawals on your Guaranteed minimum income benefit and, Guaranteed minimum death benefit (including the Greater of 5% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit) may be different. See Appendix IX later in this Prospectus for information on what applies to your contract.

HOW WITHDRAWALS AFFECT PRINCIPAL PROTECTOR/SM/

If you elected Principal Protector/SM/, if available, any withdrawal reduces your GWB benefit base by the amount of the withdrawal. In addition, a GWB Excess withdrawal can significantly reduce your GWB Annual withdrawal amount and further reduce your GWB benefit base. For more information, see "Effect of GWB Excess withdrawals" and "Other important considerations" under "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus.

WITHDRAWALS TREATED AS SURRENDERS

If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. Also, under certain contracts, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. If you are an existing contract owner, the rules in the preceding sentence may not apply under your contract or if the Guaranteed minimum income benefit no lapse guarantee is available and in effect on your contract. See Appendix IX later in this Prospectus for information. See also "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR PRINCIPAL PROTECTOR/SM/ (IF AVAILABLE). If you elected Principal Protector/SM/, all withdrawal methods described above can be used. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is a GWB Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to a GWB Excess withdrawal. In other words, if you take a GWB Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWB benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract value" earlier in this Prospectus. Please also see "Principal Protector/SM/" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

LOANS UNDER ROLLOVER TSA CONTRACTS

Loans from a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our "automatic required minimum distribution (RMD) service."

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

..   It exceeds limits of federal income tax rules;

..   Interest and principal are not paid when due; or

..   In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of the loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)the date annuity payments begin,

(2)the date the contract terminates, and

(3)the date a death benefit is paid (the outstanding loan including any accrued and unpaid loan interest, will be deducted from the death benefit amounts).

                             ACCESSING YOUR MONEY

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VIII later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, see Appendix X for a discussion of TSA contracts.

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.


LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option). If the amounts are withdrawn from the Special 10 year fixed maturity option, the guaranteed benefit will be adversely affected. See "Guaranteed principal benefit option 2" in "Contract features and benefits" earlier in this Prospectus.

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus/SM/ contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required). For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including Principal Protector/SM/ (if applicable), if your cash value is greater than your GWB Annual withdrawal amount. If you have a GWB benefit base greater than zero, you should consider the impact of a contract surrender on the Principal Protector/SM/ benefit. If your surrender request does not constitute a GWB Excess withdrawal, you may be eligible for additional benefits. If, however, your surrender request constitutes a GWB Excess withdrawal, you will lose those benefits. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect under your contract, the Guaranteed minimum income benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Annuity benefit" under "Insufficient account value" in "Determining your contract value" and "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.


We can defer payment of any portion of your value in the guaranteed interest account and fixed maturity options and, for Accumulator(R) and Accumulator(R) Elite/SM/ contracts, the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.


All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.


Deferred annuity contracts such as the Accumulator(R) Series provide for conversion to payout status at or before the contract's "maturity date." This is called "annuitization." When your contract is annuitized, your Accumulator(R) Series contract and all its benefits will terminate and you will receive a supplemental annuity payout contract ("payout option") that provides periodic payments for life as described in this section. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

                             ACCESSING YOUR MONEY

Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VIII later in this Prospectus for variations that may apply to your state.


You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age when the contract was issued. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus). If you elect Principal Protector/SM/ and choose to annuitize your contract before the maturity date, Principal Protector/SM/ will terminate without value even if your GWB benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under Principal Protector/SM/. See "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus for further information.


-----------------------------------------------------------------
Fixed annuity payout options  .   Life annuity
                              .   Life annuity with period
                                  certain
                              .   Life annuity with refund
                                  certain
-----------------------------------------------------------------

..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.



The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.


We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION


The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges or market value adjustments. If amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date, a market value adjustment will apply.

For contracts other than Accumulator(R) Select/SM/ contracts, there is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge, if any, will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments begin from the Accumulator(R) Series contract. Generally, the date annuity payments begin may not be earlier than thirteen months from the Accumulator(R) Series contract date. However, for Accumulator(R) Plus/SM/ contracts, the date annuity payments begin may not be earlier than five years (in a limited number of jurisdictions this requirement may be more or less than five years) from the contract date. Please see Appendix VIII later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VIII later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer certain

                             ACCESSING YOUR MONEY
period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.


If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.


ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date.

If you elected Principal Protector/SM/ and your contract is annuitized at maturity, we will offer an annuity payout option for life that guarantees you will receive payments that are at least equal to what you would have received under Principal Protector until the point at which your GWB Benefit Base is depleted. After your GWB Benefit Base is depleted, you will continue to receive periodic payments while you are living. The amount of each payment will be the same as the payment amount that you would have received if you had applied your account value on the maturity date to purchase a life annuity at the annuity purchase rate guaranteed in your contract; this payment amount may be more or less than your GWB Annual Withdrawal amount.

Please see Appendix VIII later in this Prospectus for variations that may apply in your state.

                             ACCESSING YOUR MONEY

5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.


..   For contracts other than Accumulator(R) Select/SM/ contracts, at the time you make certain withdrawals or surrender your contract -- a withdrawal charge.


..   On each contract date anniversary -- a charge for each optional benefit that you have elected: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; Principal Protector/SM/; and Protection Plus/SM/.

..   On the first 10 contract date anniversaries -- a charge for GPB Option 2, if you have elected this optional benefit.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. The fees and charges described are the maximum fees and charges that a contract owner will pay. Please see your contract and/or Appendix IX for the fees and charges that apply under your contract. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES


MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:



   Accumulator(R):                                                                     0.75%
   Accumulator(R) Plus/SM/:                                                            0.90%
   Accumulator(R) Elite/SM/:                                                           1.10%
   Accumulator(R) Select/SM/:                                                          1.10%



The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. For Accumulator(R) Plus/SM /contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see ''Credits'' in ''Contract features and benefits'' earlier in this Prospectus. We expect to make a profit from this charge.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:



   Accumulator(R):                                                                     0.30% or 0.25%/(1)/
   Accumulator(R) Plus/SM/:                                                            0.35% or 0.25%/(1)/
   Accumulator(R) Elite/SM/:                                                           0.30% or 0.25%/(1)/
   Accumulator(R) Select/SM/:                                                          0.25%



(1)See Appendix IX later in this Prospectus for the charge that applies to your contract

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:



   Accumulator(R):                                                                     0.20%
   Accumulator(R) Plus/SM/:                                                            0.25%
   Accumulator(R) Elite/SM/:                                                           0.25%
   Accumulator(R) Select/SM/:                                                          0.35%

                             CHARGES AND EXPENSES

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.


We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). If the contract is surrendered or annuitized or a death benefit is paid on a date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).


If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

SPECIAL SERVICES CHARGES


We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For contracts other than Accumulator(R) Select/SM/ contracts, for certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.


WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

WITHDRAWAL CHARGE


(THIS SECTION DOES NOT APPLY TO ACCUMULATOR(R) SELECT/SM/ CONTRACTS)

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contracts features and benefits" earlier in this Prospectus. We expect to make a profit from this charge. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus.

The withdrawal charge equals a percentage of the contributions withdrawn. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.


The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:


-------------------------------------------------------------------------
                    WITHDRAWAL CHARGE AS A % OF
                    CONTRIBUTION CONTRACT YEAR
-------------------------------------------------------------------------
                          1   2   3   4      5    6   7      8      9+
-------------------------------------------------------------------------
Accumulator(R)            7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --
-------------------------------------------------------------------------
Accumulator(R) Plus/SM/   8%  8%  7%  7%  6%      5%  4%  3%      0%/(2)/
-------------------------------------------------------------------------
Accumulator(R) Elite/SM/  8%  7%  6%  5%  0%/(3)/ --  --  --      --
-------------------------------------------------------------------------


(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 9th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.



For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1" and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix VIII later in this prospectus for possible withdrawal charge schedule variations.


In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to the same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each variable investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit (or the "Living Benefit") base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in the Prospectus.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your

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                             CHARGES AND EXPENSES

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account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.


For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, for NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract), and (2) the 10% free withdrawal amount defined above.


If you elected Principal Protector/SM/, we will waive any withdrawal charge for any withdrawal during the contract year up to the GWB Annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Withdrawal charges are applied to the amount of the withdrawal that exceeds the GWB Annual withdrawal amount.

The applicable free withdrawal amount percentage may be higher for certain contract owners, depending on when you purchased your contract. See Appendix IX later in this Prospectus for the free withdrawal amount that applies under your contract.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit and/or the Greater of 6% Roll-Up to age 85 or the annual ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6% of the beginning of contract year 6% to age 85 Roll-Up benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6% of the beginning of contract year 6% to age 85 Roll-Up benefit base as long as it does not exceed the free withdrawal amount. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal, or to any subsequent withdrawal for the life of the contract.

See Appendix IX later in this Prospectus to see if this waiver of the withdrawal charge applies under your contract.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

(iii)The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is
     (a) approved by Medicare as a provider of skilled nursing care service, or
     (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions as described in (i),
(ii) or (iii) above existed at the time a contribution was remitted or if the condition that began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elected the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base. If you are an existing contract owner, the charge may be as much as 0.30% of the Annual Ratchet to age 85 benefit base. Please see Appendix IX later in this Prospectus or your contract for more information.

GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elected this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.50% of the Greater of the 5% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elected this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.60% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base. For certain contract owners, your charge may be less, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus or your contract for more information.

6% ROLL-UP TO AGE 85. If you elected the 6% Roll-Up to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.45% of the 6% Roll-Up to age 85 benefit base.


WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting these charges from the guaranteed interest account is permitted in your state) on a pro rata basis. If these amounts are insufficient, we will deduct all or a portion of these charges from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if such fixed maturity option amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion


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                             CHARGES AND EXPENSES

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from the Special 10 year fixed maturity option (if applicable). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply, depending on when you purchased your contract. See Appendix IX later in this Prospectus for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).


If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

There is no charge if you exercise the Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset option.

STANDARD DEATH BENEFIT. There is no additional charge for the standard death benefit.

GUARANTEED PRINCIPAL BENEFIT OPTION 2


If you purchased GPB Option 2, we deduct a charge annually from your account value on the first 10 contract date anniversaries. The charge is equal 0.50% of the account value. We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct any remaining portion of the charge from amounts in any fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if such fixed maturity option amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply, depending on when you purchased your contract. See Appendix IX later in this Prospectus for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).


If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED MINIMUM INCOME BENEFIT (THE "LIVING BENEFIT") CHARGE

If you elected the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary. For certain contract owners, your charge may be less, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus or your contract for more information.


We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. (See Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state.) If those amounts are still insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, pro rata deduction may not apply, depending on when you purchased your contract. See Appendix IX later in this Prospectus for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option, if available).


If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

There is no charge if you exercise the Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset option or for the Guaranteed minimum income benefit no lapse guarantee. This option is not available under all contracts.

PROTECTION PLUS/SM/ CHARGE


If you elected Protection Plus/SM/, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. If you are an existing contract owner, this pro rata deduction may not apply under your contract. See Appendix IX later in this Prospectus for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).


If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

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                             CHARGES AND EXPENSES

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PRINCIPAL PROTECTOR/SM /CHARGE

If you elected Principal Protector/SM/, we deduct a charge annually as a percentage of your account value on each contract date anniversary. If you elect the 5% GWB Annual withdrawal option, the charge is equal to 0.35%. If you elect the 7% GWB Annual withdrawal option, the charge is equal to 0.50%. We will deduct this charge from your value in the variable investment options and the guaranteed interest option (See Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply, depending on when you purchased your contract. See Appendix IX later in this Prospectus for more information. If you die, and your beneficiary continues Principal Protector/SM/ under the Beneficiary con tinuation option we will not deduct a pro rata portion of the charge upon your death. However, the Principal Protector/SM/ charge will continue. A market value adjustment will apply to deductions from the fixed maturity options.

If your GWB benefit base falls to zero but your contract is still in force, the charge will be suspended as of the next contract date anniversary. The charge will be reinstated, as follows: (i) if you make a subsequent contribution, we will reinstate the charge that was in effect at the time your GWB benefit base became depleted, (ii) if you elect to exercise the Optional step up provision, we will reinstate a charge, as discussed immediately below, and (iii) if your beneficiary elects the Beneficiary continuation option and reinstates the Principal Protector/SM/ benefit with a one time step up, we will reinstate the charge that was in effect when the GWB benefit base fell to zero.

If your beneficiary elects the Beneficiary continuation option, and is eligible to continue Principal Protector/SM/, the benefit and the charge will continue unless your beneficiary tells us to terminate the benefit at the time of election.

OPTIONAL STEP UP CHARGE. Every time you elect the Optional step up, we reserve the right to raise the benefit charge at the time of the step up. The maximum charge for Principal Protector/SM/ with a 5% GWB Annual withdrawal option is 0.60%. The maximum charge for Principal Protector/SM/ with a 7% GWB Annual withdrawal amount option is 0.80%. The increased charge, if any, will apply as of the next contract date anniversary following the step up and on all contract anniversaries thereafter.

If you die and your beneficiary elects the Beneficiary continuation option, if available, a one time step up only (at no additional charge) is applicable. For more information on the Optional step up, one time step up and Automatic reset provisions, see "Principal Protector/SM/" in "Contract features and benefits."

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.



CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS


For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable) or the mortality and expense risks charge or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to 12b-1 fees. For Accumulator(R) Plus/SM/ contracts, if permitted under the terms of our exemptive order regarding Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for Rollover IRA and Roth Conversion IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.


Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

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                             CHARGES AND EXPENSES

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We may also establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.


We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recom mending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


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6. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designated your beneficiary when you applied for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in-force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you written confirmation when we receive your request.


Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Protection Plus/SM/ feature, as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the annuitant's death" below. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the annuitant's death, adjusted for any subsequent withdrawals. For Rollover TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

For Accumulator(R) Plus contracts, the account value used to determine the death benefit and Protection Plus/SM/ benefit will first be reduced by the amount of any Credits applied in the one-year period prior to the annuitant's death.


Your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. You should be aware that
(i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.


Generally, the death of the annuitant terminates the contract. However, a surviving spouse who is the sole primary beneficiary of the deceased owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. The Successor owner/ annuitant feature is only available under NQ and individually-owned IRA contracts (other than Inherited IRAs). See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.


For NQ and all types of IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.


If you are the sole annuitant, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.


WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner changes after the original owner's death for purposes of receiving required distributions from the contract. When you are not the annuitant under an NQ contract and you die before annuity payments begin, unless you specify otherwise, the beneficiary named to receive the death benefit upon the annuitant's death will become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time during your life by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the

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                           PAYMENT OF DEATH BENEFIT
annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

You should carefully consider the following if you have elected the Guaranteed minimum income benefit and you are the owner, but not the annuitant. Because the payments under the Guaranteed minimum income benefit are based on the life of the annuitant, and the federal tax law required distributions described below are based on the life of the successor owner, a successor owner who is not also the annuitant may not be able to exercise the Guaranteed minimum income benefit, if you die before annuity payments begin. Therefore, one year before you become eligible to exercise the Guaranteed minimum income benefit, you should consider the effect of your beneficiary designations on potential payments after your death. For more information, see "Exercise rules" under "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

..   The cash value of the contract must be fully paid to the successor owner
    (new owner) within five years after your death (the "5-year rule"), or in a joint ownership situation, the death of the first owner to die.

..   If Principal Protector/SM/ was elected and if the "5-year rule" is elected and the successor owner dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value. The successor owner should consult with a tax adviser before choosing to use the "5-year rule." The GWB benefit base may be adversely affected if the successor owner makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost. If you elected Principal Protector/SM/, the successor owner has the option to terminate the benefit and charge upon receipt by us of due proof of death and notice to discontinue the benefit; otherwise, the benefit and charge will automatically continue.


..   The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the successor owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).


..   A successor owner should consider naming a new beneficiary.

If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed later under "Beneficiary continuation option" below.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. Payment of the death benefit in a lump sum terminates all rights and any applicable guarantees under the contract, including Guaranteed minimum income benefit, GPB Options 1 and 2, and Principal Protector/SM/. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this Prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.

SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole primary beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant. The successor owner/annuitant must be 85 or younger as of the date of the non-surviving spouse's death.

The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.


If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of your death, any required instructions and information, and forms necessary to effect the Successor owner/annuitant feature, we will increase the account value to equal your elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than your account value, plus any amount applicable under the Protection Plus/SM/ feature, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to your death, the account value will first be reduced by any Credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, for all contracts except Accumulator(R) Select/SM/ contracts, withdrawal charges will no longer apply to contributions made before your death, though withdrawal charges will apply if additional contributions are made. These additional contributions will be considered to be withdrawn only after all other amounts have been withdrawn. In determining whether your applicable guaranteed minimum death benefit option will continue to grow, we will use your surviving spouse's age as of the date we receive satisfactory proof of your death, any required instructions and the information and forms necessary to effect the successor owner/ annuitant feature.


We will determine whether your applicable Guaranteed minimum death benefit option will continue as follows:

..   If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/annuitant was age 84 or younger at death, the Guaranteed minimum death benefit continues based upon the option that was elected by the original owner/annuitant and will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

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                           PAYMENT OF DEATH BENEFIT

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..   If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/annuitant was age 85 or older at death, we will reinstate the Guaranteed minimum death benefit that was elected by the original owner/annuitant. The benefit will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

..   If the successor owner/annuitant is age 76 or over on the date of the original owner/annuitant's death, the Guaranteed minimum death benefit will no longer grow, and we will no longer charge for the benefit.

If you elected Principal Protector/SM/, the benefit and charge will remain in effect. If the GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Principal Protector/SM/ charge" in "Charges and expenses" earlier in this Prospectus, occur. The GWB benefit base will not automatically be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For information on the operation of the successor owner/annuitant feature with the Guaranteed minimum income benefit, see "Exercise of Guaranteed minimum income benefit" under "Guaranteed minimum income benefit option" in "Contract features and benefits," earlier in this Prospectus. For information on the operation of this feature with Protection Plus/SM/, see "Protection Plus/SM/" in "Guaranteed minimum death benefit" under "Contract features and benefits," earlier in this Prospectus.

SPOUSAL PROTECTION

SPOUSAL PROTECTION OPTION FOR NQ CONTRACTS ONLY. This feature permits spouses who are joint contract owners to increase the account value to equal the guaranteed minimum death benefit, if higher, and by the value of any Protection Plus/SM/ benefit, if elected, upon the death of either spouse. This account value "step up" occurs even if the surviving spouse was the named annuitant. If you and your spouse jointly own the contract and one of you is the named annuitant, you had the right to elect the Spousal protection option at the time you purchased your contract at no additional charge. Both spouses must have been between the ages of 20 and 70 at the time the contract was issued and must each have been named the primary beneficiary in the event of the other's death.

The annuitant's age is generally used for the purpose of determining contract benefits. However, for the Annual Ratchet to age 85 and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 guaranteed minimum death benefits and the Protection Plus/SM/ benefit, the benefit is based on the older spouse's age. The older spouse may or may not be the annuitant. However, for purposes of the Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset option, the last age at which the benefit base may be reset is based on the annuitant's age, not the older spouse's age.

If the annuitant dies prior to annuitization, the surviving spouse may elect to receive the death benefit, including the value of the Protection Plus/SM/ benefit, or, if eligible, continue the contract as the sole owner/ annuitant by electing the successor owner/annuitant option. If the non-annuitant spouse dies prior to annuitization, the surviving spouse continues the contract automatically as the sole owner/annuitant. In either case, the contract would continue, as follows:


..   As of the date we receive due proof of the spouse's death, the account value will be reset to equal the Guaranteed minimum death benefit as of the date of the non-surviving spouse's death, if higher, increased by the value of the Protection Plus/SM/ benefit. For Accumulator(R) Plus/SM/ contracts, if the annuitant spouse dies, the account value will first be reduced by any Credits applied in the one-year period prior to the death of either spouse.


..   The Guaranteed minimum death benefit continues to be based on the older spouse's age for the life of the contract, even if the younger spouse is originally or becomes the sole owner/ annuitant.

..   The Protection Plus/SM/ benefit will now be based on the surviving spouse's age at the date of the non-surviving spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit will be discontinued even if the surviving spouse is the older spouse (upon whose age the benefit was originally based).

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the successor owner/annuitant, if applicable. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.


..   If the annuitant dies first, any withdrawal charges will no longer apply to any contributions made prior to the annuitant's death. If the non-annuitant spouse dies first, the withdrawal charge schedule, if any, remains in effect with regard to all contributions.


..   If you elected Principal Protector/SM/, the benefit and charge will remain in effect. If your GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Principal Protector/SM/ charge" in "Charges and expenses" earlier in this Prospectus, occur. The GWB benefit base will not automatically be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus.

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                           PAYMENT OF DEATH BENEFIT

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We will not allow Spousal protection to be added after contract issue. If there is a change in owner or primary beneficiary, the Spousal protection benefit will be terminated. If you divorce, but do not change the owner or primary beneficiary, Spousal protection continues.

Depending on when you purchased your contract, this feature may not be available to you. See Appendix IX later in this Prospectus for more information about your contract.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VIII later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.


BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit, if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus/SM/ feature, adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, if you die during the one-year period following our receipt of a contribution, the account value will first be reduced by any Credits applied to such contribution.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs')," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GPB Option 2 or Principal Protector/SM/ (in certain circumstances) under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect. See below for certain circumstances where Principal Protector/SM/ may continue to apply.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

..   If you had elected Principal Protector/SM/, your spousal beneficiary may not continue Principal Protector/SM/, and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal Protector/SM/ should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that your spouse must be the sole primary beneficiary. Please see "Successor owner and annuitant" in "How death benefit payment is made" under "Payment of death benefit" earlier in this Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal Protector/SM/ and non-spousal beneficiaries may continue with Principal Protector/SM/. In this case, the spouse's portion of the GWB benefit base will terminate without value.

..   If you had elected Principal Protector/SM/, your non-spousal beneficiary may continue the benefit, as follows:

   -- The beneficiary was 75 or younger on the original contract date.

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   -- The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.


   -- One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal Protector/SM/ is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. For Accumulator(R) Plus/SM/ contracts, if you die during the one-year period following our receipt of a contribution to which a Credit was applied, the account value will first be reduced by any Credits applied to such contribution before comparison with the GWB benefit base for purposes of any GWB benefit base step up. If the beneficiary chooses not to reinstate the Principal Protector/SM/ at the time the Beneficiary continuation option is elected, Principal Protector/SM/ will terminate.


   -- If there are multiple beneficiaries each beneficiary's interest in the GWB benefit base will be separately accounted for.

   -- As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue Principal Protector/SM/ even if the account value is less than $5,000.

   -- If scheduled payments are elected, the beneficiary's scheduled payments will be calculated, using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

   -- If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

   -- Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect the scheduled payments rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as the Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. If the owner and annuitant are different and the owner dies before the annuitant, for purposes of this discussion, "beneficiary" refers to the successor owner. For a discussion of successor owner, see "When an NQ contract owner dies before the annuitant" earlier in this section. This feature must be elected within 9 months following the date of your death and before any inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and the annuitant are the same person):

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GPB Option 2 or Principal Protector/SM/ (in certain circumstances) under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect. See below for certain circumstances where Principal Protector/SM/ may continue to apply.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

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                           PAYMENT OF DEATH BENEFIT

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..   If you had elected Principal Protector/SM/, your spousal beneficiary may not continue Principal Protector/SM/, and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal Protector/SM/ should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that you must be the owner and annuitant and your spouse must be the sole primary beneficiary. Please see "Successor owner and annuitant" in "How death benefit payment is made" under "Payment of death benefit" earlier in this Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal Protector/SM/ and non-spousal beneficiaries may continue with Principal Protector/SM/. In this case, the spouse's portion of the GWB benefit base will terminate without value.

..   If the non-spousal beneficiary chooses scheduled payments under "Withdrawal
    Option 1," as discussed above in this section, Principal Protector/SM/ may not be continued and will automatically terminate without value even if the GWB benefit base is greater than zero.

..   If you had elected Principal Protector/SM/, your non-spousal beneficiary may continue the benefit, as follows:

   -- The beneficiary was 75 or younger on the original contract date.

   -- The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.


   -- One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal Protector/SM/ is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. For Accumulator(R) Plus contracts, if you die during the one-year period following our receipt of a contribution to which a Credit was applied, the account value will first be reduced by any Credits applied to such contribution before comparison with the GWB benefit base for purposes of any GWB benefit base step up. If the beneficiary chooses not to reinstate the Principal Protector/SM/ at the time the Beneficiary continuation option is elected, Principal Protector/SM/ will terminate.


   -- If there are multiple beneficiaries, each beneficiary's interest in the GWB benefit base will be separately accounted for.

   -- As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue Principal Protector/SM/ even if the account value is less than $5,000.

   -- If scheduled payments under "Withdrawal Option 2" is elected, the beneficiary's scheduled payments will be calculated using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

   -- If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

   -- Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect scheduled payments under "Withdrawal Option 2" rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.

If you are both the owner and annuitant:


..   As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the annuity account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus/SM/ feature, adjusted for any subsequent withdrawals. For Accumulator(R) Plus contracts, if you die during the one-year period following our receipt of a contribution, the account value will first be reduced by any Credits applied to such contribution.


..   No withdrawal charges, if any, will apply to any withdrawals by the beneficiary.

If the owner and annuitant are not the same person:

..   If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

..   The annuity account value will not be reset to the death benefit amount.


..   The contract's withdrawal charge schedule, if any, will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free corridor amount will continue to apply to withdrawals but does not apply to surrenders.

..   We do not impose a withdrawal charge (if applicable) on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free corridor amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.


If a contract is jointly owned:

..   The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

..   If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" earlier in this section.

..   If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" earlier in this section.

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7. Tax information

--------------------------------------------------------------------------------

OVERVIEW


In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (ERISA). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix X at the end of this Prospectus for a discussion of TSA contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES



CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.


Annuitization under an Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one


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or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).


Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.


PARTIAL ANNUITIZATION


The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

PROTECTION PLUS/SM/ FEATURE

In order to enhance the amount of the death benefit to be paid at the annuitant's death, you may have purchased a Protection PlusSM rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Protection PlusSM rider is not part of the contract. In such a case, the charges for the Protection PlusSM rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified

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long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2, penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies) using an IRS-approved distribution method.


ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income may have to pay an additional surtax of 3.8% for taxable years beginning after December 31, 2012. (This tax has been informally referred to as the "Medicare Tax.") For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or
b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

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AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. For Accumulator(R) Series contracts except Accumulator(R) Plus/SM/, we also offered inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively.


This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus .We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).


AXA Equitable had received an opinion letter from the IRS approving the respective forms of the Accumulator(R) Series traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional and Roth IRA contracts.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contract is no longer available to new purchasers, this cancellation provision is no longer applicable.


You can cancel either type of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may generally make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.


The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Series contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional and Roth IRAs) for 2013, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.


SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the non-working spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules

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applicable to the current year. The amount of permissible contributions to
IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2013 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 "catch-up" contributions ($6,500 for 2013). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:
   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:
   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

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ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


Certain distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older if made by December 31, 2013.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contract if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

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LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age
70 1/2

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.


HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.


ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

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If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SUCCESSOR OWNER AND ANNUITANT

If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payment exception, you could elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in this Prospectus. We will calculate the substantially equal annual payments, using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."


The Accumulator(R) Series Roth IRA contracts are designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS. Individuals may generally make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

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The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Series contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.


REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, ''Individual Retirement Arrangements (IRAs)'' for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they

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could require an individual's gross income on the conversion of a traditional
IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed. Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.


The following distributions from Roth IRAs are free of income tax:


..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

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Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income

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tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.

MANDATORY WITHHOLDING FROM TSA CONTRACTS AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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8. More information

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49; and

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plans, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs which are available upon request.

ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

Fixed maturity option rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current fixed maturity option rates can be obtained from your financial professional.


The rates to maturity for new allocations as of February 15, 2013 and the related price per $100 of maturity value were as shown below:



-----------------------------------------------------------------------------------------------------
         FIXED MATURITY
          OPTIONS WITH
         FEBRUARY 15TH
        MATURITY DATE OF                RATE TO MATURITY AS                PRICE PER $100 OF
         MATURITY YEAR                  OF FEBRUARY 15, 2013                 MATURITY VALUE
-----------------------------------------------------------------------------------------------------
              2014                           3.00%/(1)/                          $97.09
-----------------------------------------------------------------------------------------------------
              2015                           3.00%/(1)/                          $94.26
-----------------------------------------------------------------------------------------------------
              2016                           3.00%/(1)/                          $91.51
-----------------------------------------------------------------------------------------------------
              2017                           3.00%/(1)/                          $88.84
-----------------------------------------------------------------------------------------------------
              2018                           3.00%/(1)/                          $86.25
-----------------------------------------------------------------------------------------------------
              2019                           3.00%/(1)/                          $83.74
-----------------------------------------------------------------------------------------------------
              2020                           3.00%/(1)/                          $81.30
-----------------------------------------------------------------------------------------------------
              2021                           3.00%/(1)/                          $78.93
-----------------------------------------------------------------------------------------------------
              2022                           3.00%/(1)/                          $76.63
-----------------------------------------------------------------------------------------------------
              2023                             3.10%                             $73.68
-----------------------------------------------------------------------------------------------------

(1)Since these rates to maturity are 3%, no amounts could have been allocated to these options.

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HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (positive or negative) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1)We determine the market adjusted amount on the date of the withdrawal as follows:

   (a)We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b)We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c)We determine the current rate to maturity for your fixed maturity option based on the rate for a new fixed maturity option issued on the same date and having the same maturity date as your fixed maturity option; if the same maturity date is not available for new fixed maturity options, we determine a rate that is between the rates for new fixed maturity option maturities that immediately precede and immediately follow your fixed maturity option's maturity date.

   (d)We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)We determine the fixed maturity amount as of the current date.

(3)We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined by using a widely-published Index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "non-unitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus/SM/ contracts, credits allocated to your account value are funded from our general account.


The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have


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not been registered and are not required to be registered under the Securities
Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accepted the wire order and essential information, a contract generally was not issued until we received and accepted a properly completed application. In certain cases, we may have issued a contract based on information provided through certain broker-dealers with whom we have established electronic facilities. In any such cases, you must have signed our Acknowledgement of Receipt form.


Where we required a signed application, the above procedures did not apply and no financial transactions were permitted until we received the signed application and issued the contract. Where we issued a contract based on information provided through electronic facilities, we required an Acknowledgement of Receipt form. Financial transactions were only permitted if you requested them in writing, signed the request and had the signature guaranteed, until we received the signed Acknowledgement of Receipt form. After a contract is issued, additional contributions are allowed by wire.


In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.


AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) or Rollover TSA contracts, nor is it available with GPB Option 2. Please see Appendix VIII later in this Prospectus to see if the automatic investment program is available in your state.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options but not, for Accumulator(R) and Accumulator(R) Elite contracts, the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.


You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day;

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is

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   considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 pm, Eastern Time.

CONTRIBUTIONS, CREDITS, AND TRANSFERS


..   Contributions and, for Accumulator(R) Plus/SM/ contracts, credits allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions and, for Accumulator(R) Plus/SM/ contracts, credits allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Contributions and, for Accumulator(R) Plus/SM/ contracts, credits allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

..   For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, initial contributions allocated to the account for special dollar cost averaging received the interest rate in effect on that business day. At certain times, we may have offered the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information, or you can call our processing office.


..   Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees;

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners. One result of proportional voting is that a small number of contract owners may control the outcome of a vote.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

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FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, Protection Plus/SM/ death benefit, Guaranteed principal benefit option 2 and/or the Principal Protector/SM/ (collectively, the "Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. For certain contract owners, this restriction may not apply to you, depending on when you purchased your contract. See Appendix IX later in this Prospectus for more information. However, the Benefit will not terminate if the ownership of the contract is transferred to: (i) a family member (as defined in the contract); (ii) a trust created for the benefit of a family member or members; (iii) a trust qualified under section 501(c) of the Internal Revenue Code; or (iv) a successor by operation of law, such as an executor or guardian. Please speak with your financial professional for further information. See Appendix VIII later in this Prospectus for any state variations with regard to terminating any benefits under your contract.


You cannot assign or transfer ownership of a Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available (except for Rollover TSA contracts) and you cannot assign Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.


For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, we will impose a withdrawal charge, if one applies.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other

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services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.


AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to (a) 0.60% of the account value of the contract sold for Accumulator(R) and Accumulator(R) Plus/SM/ contracts; (b) 1.20% of the account value of the contract sold for Accumulator(R) Elite/SM/ contracts; and (c) 1.00% of the account value of the contract sold for Accumulator(R) Select/SM/ contracts ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.


AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.


DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.


The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.


AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-based compensation will generally not exceed (a) 6.75% for Accumulator(R) Plus/SM/ contracts; (b) 7.50% for Accumulator(R) contracts; (c) 6.50% for Accumulator(R) Elite/SM/ contracts; and (d) 2.00% for Accumulator(R) Select/SM/ contracts, of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

                               MORE INFORMATION

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.


ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2012) received additional payments. These additional payments ranged from $200 to $5,352,846. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Ash Brokerage Corporation
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corporation
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Farmers Financial Solutions
Financial Network Investment Corporation
First Allied Securities, Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Harvest Capital, LLC
ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
LPL Financial Corporation
Lucia Securities
Meridian Financial Group
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney
Multi-Financial Securities Corporation
National Planning Holdings, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James Financial Services
RBC Capital Markets Corporation
Robert W Baird & Company
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc
SunTrust Investments
The Advisor Group
Transamerica Financial Advisors, Inc.
Triad Advisors
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Wells Fargo Network

                               MORE INFORMATION

9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------




AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2012 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.20%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.



-------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------------
                                          2012   2011    2010    2009    2008    2007    2006   2005   2004   2003
-------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.07 $ 10.70 $ 11.71 $ 10.48 $  8.33 $ 13.87 $13.22 $11.35 $10.63     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,990   3,379   3,530   3,887   3,515   3,160  1,827  1,271    728     --
-------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.05 $ 11.66 $ 11.59 $ 10.93 $ 10.08 $ 11.46 $10.96 $10.43 $10.31     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,015   4,265   4,403   4,898   4,014   1,472  1,143    397    373     --
-------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.00 $ 11.31 $ 11.53 $ 10.70 $  9.47 $ 11.89 $11.41 $10.62 $10.41     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,050   3,130   3,479   3,293   2,920   2,173  1,249    849    695     --
-------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $52.39 $ 48.74 $ 50.54 $ 46.54 $ 40.26 $ 53.95 $51.39 $47.15 $45.53 $42.39
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,278   3,607   3,855   4,129   4,257   4,308  4,475  4,798  5,029  4,208
-------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.36 $ 11.22 $ 11.94 $ 10.84 $  8.99 $ 13.34 $12.70 $11.22 $10.65     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    9,009  10,152  11,126  11,520  11,250  10,734  8,825  5,795  3,138     --
-------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP
 GROWTH
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $22.99 $ 20.14 $ 20.51 $ 15.58 $ 11.62 $ 21.26 $18.44 $17.12 $15.54 $13.80
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,541   1,671   1,894   2,049   2,429   2,805  3,494  3,815  4,124  4,091
-------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE
 CORE
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.31 $  8.94 $ 10.00 $  8.15 $  6.43 $  9.77 $10.83     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      287     343     323     341     431     171     78     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $23.60 $ 21.02 $ 21.96 $ 19.79 $ 15.38 $ 24.53 $24.54 $20.54 $20.19 $18.49
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,833   3,142   3,324   3,557   3,698   4,290  4,984  5,635  6,364  5,670
-------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.78 $  5.83 $  5.92 $  5.18 $  4.70 $  7.03 $ 6.86 $ 5.99 $ 5.71     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,738   1,325   1,394   1,513   1,732   1,373  1,698  1,681    216     --
-------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.00 $  7.81 $  7.88 $  7.09 $  5.48 $ 10.13 $  9.14 $  8.79 $  8.18 $  8.00
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       337     355     388     416     470     554     625     723     782     744
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.03 $ 12.09 $ 11.77 $ 10.29 $  7.92 $ 13.28 $ 13.23 $ 11.95 $ 11.40 $ 10.41
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,727   8,621   9,703  11,050  12,691  15,162   6,465   7,166   8,080   7,741
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $261.69 $229.14 $230.69 $201.51 $158.94 $286.24 $279.98 $256.01 $248.43 $220.33
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       201     228     264     301     330     392     463     545     613     548
------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.90 $ 14.62 $ 14.12 $ 13.51 $ 13.31 $ 14.80 $ 14.53 $ 14.13 $ 13.99 $ 13.60
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,212   5,404   6,327   7,161   7,625  10,033  10,809  11,494  11,977  11,974
------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.07 $  9.11 $  9.67 $  8.76 $  6.68 $ 11.12 $ 10.85      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       804   1,017   1,155   1,352   1,290     963     302      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 31.49 $ 27.66 $ 27.58 $ 24.40 $ 19.62 $ 31.69 $ 30.56 $ 26.88 $ 26.06 $ 23.92
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,746   4,013   4,445   4,963   5,596   6,323   7,331   8,383   9,053   8,439
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.57 $ 14.68 $ 15.84 $ 13.91 $ 11.01 $ 18.67 $ 16.57 $ 15.34 $ 14.02 $ 12.84
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,270   5,903   6,973   8,286   9,776  11,637  13,414  14,341  14,238  13,403
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.92 $  9.94 $ 10.05 $  9.14 $  7.09 $ 10.52 $ 10.43      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,080   1,633   1,752   2,199   2,264   2,628     664      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.80 $  7.76 $  8.22 $  7.54 $  5.94 $  9.52      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       856   1,065   1,052   1,026     757     863      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.18 $ 12.67 $ 12.66 $ 11.68 $ 10.14 $ 11.91 $ 11.66 $ 10.51      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       560     601     480     338     307     362     321      81      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 42.54 $ 36.53 $ 38.31 $ 29.24 $ 20.92 $ 30.54 $ 28.28 $ 24.09 $ 23.37      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       770     800     930     996     932     909     341     297      62      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.66 $ 12.36 $ 11.98 $ 11.41 $ 11.32 $ 10.76 $  9.97 $  9.75      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,436   1,454   1,532   1,509   1,734   1,003     493      38      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.48 $ 15.99 $ 18.45 $ 16.76 $ 11.30 $ 26.83 $ 19.12 $ 14.12 $ 10.76 $  8.81
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,958   2,235   2,647   3,162   3,004   3,820   4,088   4,095   3,531  27,090
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                         ------------------------------------------------------------------------------
                                          2012   2011    2010    2009    2008    2007    2006    2005    2004    2003
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $21.64 $ 21.69 $ 20.85 $ 20.25 $ 20.97 $ 20.49 $ 19.41 $ 19.05 $ 19.04 $ 18.91
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,293   1,594   1,698   2,027   2,492   2,914   3,131   3,491   4,043   4,619
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.40 $ 10.79 $ 13.15 $ 12.18 $  9.11 $ 16.73 $ 14.69 $ 12.47 $ 10.78 $  9.60
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,841   4,273   4,597   4,895   5,199   5,905   6,892   7,621   8,017   6,516
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $13.11 $ 11.41 $ 13.16 $ 12.66 $ 10.08 $ 20.70 $ 18.75 $ 15.37 $ 13.49 $ 11.55
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,737   2,985   3,362   3,842   4,586   5,414   5,626   5,792   5,816   5,125
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $18.47 $ 15.91 $ 19.21 $ 18.33 $ 14.25 $ 25.30 $ 23.24 $ 18.71 $ 17.09 $ 14.22
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,246   2,505   2,817   3,102   3,321   4,143   4,607   4,933   4,781   4,396
-----------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $14.75 $ 12.86 $ 13.74 $ 12.38 $  9.47 $ 15.91 $ 16.31 $ 13.71 $ 13.35 $ 12.19
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,336   1,506   1,724   1,918   2,221   2,625   3,079   3,795   3,942   3,680
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.30 $  9.07 $  9.58 $  8.50 $  6.80 $ 10.99 $ 10.71 $  9.60 $  9.06 $  8.23
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,486   1,662   1,909   2,214   2,449   2,815   3,293   3,821   4,211   4,026
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.86 $  7.82 $  7.73 $  6.75 $  5.02 $  7.96 $  7.07 $  7.20 $  6.34 $  5.92
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,513   2,718   3,063   3,809   3,977   4,750   5,507   5,789   6,068   5,986
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $17.20 $ 15.31 $ 16.08 $ 14.22 $ 10.67 $ 17.49 $ 15.31 $ 14.38 $ 13.35 $ 12.00
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,523   1,698     953   1,109   1,206   1,461   1,300   1,516   1,558   1,506
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.75 $  5.86 $  5.95 $  5.26 $  4.47 $ 10.44 $ 11.24 $ 10.64      --      --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,036   1,237     463     382     320     528     605      93      --      --
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $13.66 $ 11.94 $ 12.73 $ 11.43 $  9.61 $ 17.16 $ 18.20 $ 15.17 $ 14.56 $ 12.99
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    8,898  10,066  11,451  13,118  14,916  18,463  13,475  14,461  15,533  14,531
-----------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.63 $ 11.08 $ 12.26 $ 10.88 $  8.78 $ 12.87 $ 11.77 $ 10.57      --      --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      434     510     577     532     357     140     117      54      --      --
-----------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $15.55 $ 13.15 $ 14.90 $ 13.12 $  9.68 $ 16.40 $ 14.29 $ 11.51      --      --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      972   1,001   1,054     939     688     594     240      40      --      --
-----------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.95 $ 11.20 $ 11.61 $  9.35 $  6.94 $ 13.86 $ 12.98 $ 11.78 $ 11.21 $  9.78
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,036   5,483   6,242   7,234   8,228   9,544  11,305  12,783  13,609  12,491
-----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.61 $15.03 $16.79 $13.88 $10.34 $17.32 $17.81 $16.03 $14.57 $12.51
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,697  4,139  4,716  5,762  5,211  6,623  8,423  8,724  9,029  8,508
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $30.40 $30.77 $31.14 $31.51 $31.90 $31.62 $30.57 $29.61 $29.20 $29.33
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      934  1,109  1,161  1,674  2,708  1,791  1,365  1,411  1,417  1,972
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.09 $ 5.48 $ 5.39 $ 5.04 $ 3.93 $ 5.93 $ 4.97 $ 4.66 $ 4.47     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,289  1,243  1,575  1,701  1,807    871    143    137     13     --
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.73 $15.57 $17.07 $13.06 $ 8.42 $16.17 $13.37 $12.39     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,228  1,343  1,445  1,227    971    936    320    133     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.58 $ 8.49 $ 9.00 $ 8.14 $ 6.58 $10.76 $10.71     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      464    576    673    848    922    999    372     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.36 $ 9.55 $10.58 $ 9.29 $ 6.79 $11.59 $11.10     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,001  1,013    868    496    328    315    135     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.83 $10.80 $10.95 $10.99 $10.30 $10.86 $ 9.86 $ 9.94     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,076  3,309  3,480  4,278  3,734  1,641  1,522  1,269     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.78 $17.53 $17.53 $16.70 $15.94 $17.26 $16.71 $16.29 $16.17 $15.77
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,036  2,206  2,529  2,934  2,700  3,276  3,669  4,057  4,383  4,326
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $18.40 $16.11 $16.99 $13.67 $10.97 $16.85 $17.38 $14.94 $14.50 $12.48
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,635  1,831  2,150  2,399  2,545  2,937  3,525  3,854  4,174  3,847
--------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $18.95 $16.12 $16.64 $14.47 $10.27 $17.99 $16.98 $17.90 $17.42     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,306  1,328  1,468  1,513  1,438  1,687     96     88     19     --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.29 $ 7.88 $ 8.70 $ 8.15 $ 6.35 $10.86 $10.76     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      405    434    468    503    561    775    237     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.86 $ 5.26 $ 5.48 $ 4.90 $ 3.75 $ 6.32 $ 6.33 $ 5.61 $ 5.21     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      250    384    281    340    283    498    473    215     12     --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.74 $10.03 $10.36 $ 9.10 $ 7.17 $11.51 $11.95 $10.44     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      461    438    446    361    493    559    811    393     --     --
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006    2005    2004    2003
------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.63 $10.61 $11.41 $ 9.85 $ 7.10 $ 9.93 $  9.03 $  8.63 $  8.40 $  7.95
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,664  2,717  2,554  2,394  1,933  1,978   2,218   2,770   3,237   2,600
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $58.77 $52.09 $56.25 $48.41 $35.69 $67.76 $ 61.57 $ 59.29 $ 55.46 $ 50.07
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      740    851  1,032    665    162    185     238     264     269     265
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                            $15.07 $14.46 $13.83 $13.18 $12.32 $12.17 $ 11.59 $ 11.30 $ 11.24 $ 10.96
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,850  6,905  7,381  7,850  8,401  9,376  10,117  11,139  12,384  12,153
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.64 $10.86 $13.41 $12.69 $ 9.89 $18.96 $ 17.07 $ 13.79 $ 12.09 $ 10.38
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,802  2,038  2,387  2,645  2,888  3,283   3,610   3,367   3,660   3,008
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $11.50 $10.17 $11.11 $10.08 $ 7.70 $12.89 $ 12.42 $ 11.07 $ 10.50 $  9.69
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,162  1,361  1,524  1,573  1,747  2,196   2,469   2,709   2,980   2,952
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                            $13.24 $11.59 $12.42 $11.11 $ 9.15 $14.81 $ 14.47 $ 12.27 $ 11.60 $ 10.26
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,161  2,549  2,921  3,376  4,173  4,869   5,608   6,137   6,199   5,210
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.37 $10.85 $11.92 $ 9.51 $ 6.79 $12.18 $ 11.01 $ 10.17 $  9.50 $  8.60
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,661  2,966  3,508  4,099  4,628  5,331   6,249   7,050   8,108   7,657
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                            $15.00 $13.23 $15.45 $12.52 $ 8.78 $13.87 $ 14.03 $ 12.38 $ 11.67 $ 10.25
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,180  2,406  2,764  3,037  3,405  4,059   4,691   5,098   5,827   5,443
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                            $31.79 $30.55 $29.43 $27.94 $25.79 $34.12 $ 33.49 $ 30.83 $ 30.28 $ 28.20
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,863  1,900  2,148  2,255  2,545  3,358   3,901   4,366   4,900   4,511
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.01 $ 7.28 $ 8.74 $ 6.93 $ 5.21 $ 9.12 $  8.90 $  8.17 $  7.70      --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      451    574    638    736    728    884     680     554      19      --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                            $17.37 $15.06 $16.75 $13.62 $10.90 $17.76 $ 19.94 $ 17.38 $ 16.80 $ 14.55
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,695  3,004  3,404  3,946  4,558  5,608   6,898   7,963   8,796   8,124
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.51 $11.16 $11.87 $10.21 $ 6.52 $12.47 $ 10.68 $ 10.07 $  9.16 $  8.83
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,699  1,743  1,987  2,254  2,156  2,575   2,567   2,975   3,498   1,530
------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.




---------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005   2004   2003
---------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.77 $ 11.38 $ 12.51 $ 11.26 $  9.00 $ 15.05 $ 14.43 $12.45 $11.72 $10.66
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             5,804   6,354   7,808   8,367   8,484   6,377   3,109  1,519    656     32
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.06 $ 11.73 $ 11.71 $ 11.11 $ 10.29 $ 11.76 $ 11.31 $10.82 $10.74 $10.30
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             6,559   7,073   6,707   7,276   5,824   2,454   1,800  1,000    281      1
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.20 $ 11.56 $ 11.85 $ 11.05 $  9.82 $ 12.40 $ 11.96 $11.19 $11.02 $10.41
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             4,368   4,888   4,498   4,925   4,505   2,753   3,022  2,176    414     84
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 45.70 $ 42.73 $ 44.54 $ 41.22 $ 35.84 $ 48.27 $ 46.21 $42.61 $41.36 $38.70
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             3,732   3,918   4,435   4,527   4,019   3,098   2,325  1,725    893    383
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.05 $ 11.90 $ 12.74 $ 11.62 $  9.69 $ 14.45 $ 13.82 $12.28 $11.71 $10.66
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)            20,839  22,803  24,916  27,631  27,177  23,506  14,705  6,917  2,788     46
---------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 21.24 $ 18.69 $ 19.14 $ 14.61 $ 10.96 $ 20.14 $ 17.56 $16.39 $14.95 $13.34
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)               427     418     455     346     421     443     462    372    312    478
---------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.99 $  8.70 $  9.79 $  8.01 $  6.36 $  9.71 $ 10.81     --     --     --
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)               281     379     382     380     377     421      38     --     --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 21.80 $ 19.51 $ 20.49 $ 18.56 $ 14.49 $ 23.24 $ 23.37 $19.66 $19.43 $17.87
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)               833     960     954     880     834     842     856    849    802    502
---------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.31 $  5.46 $  5.57 $  4.90 $  4.47 $  6.71 $  6.59 $ 5.78 $ 5.54     --
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             1,840     634     806     611     730     571     504    326     15     --
---------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                       -------------------------------------------------------------------------------
                                        2012    2011    2010    2009    2008    2007    2006    2005    2004    2003
----------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  8.41 $  7.33 $  7.44 $  6.72 $  5.23 $  9.71 $  8.81 $  8.51 $  7.96 $  7.82
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             127     122     129     265     286     373     353     314     204     249
----------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 13.09 $ 11.34 $ 11.09 $  9.74 $  7.54 $ 12.71 $ 12.72 $ 11.55 $ 11.08 $ 10.16
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           1,683   1,901   2,012   2,196   2,528   3,063   1,393   1,585   1,200     776
----------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $217.02 $191.00 $193.27 $169.68 $134.51 $243.48 $239.38 $219.99 $214.55 $191.26
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)              41      45      55      60      63      65      73      73      64      29
----------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 13.81 $ 13.62 $ 13.22 $ 12.71 $ 12.59 $ 14.07 $ 13.88 $ 13.57 $ 13.50 $ 13.20
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           1,402   1,354   1,424   1,504   1,216   1,473   1,477   1,527   1,343   1,175
----------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  9.75 $  8.87 $  9.46 $  8.61 $  6.60 $ 11.05 $ 10.84      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           1,436   1,593   1,664   1,601   1,517   1,189     216      --      --      --
----------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 28.62 $ 25.27 $ 25.32 $ 22.52 $ 18.20 $ 29.54 $ 28.64 $ 25.31 $ 24.66 $ 22.76
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           1,509   1,194   1,278   1,432   1,308   1,547   1,418   1,604   1,386   1,074
----------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 15.64 $ 13.93 $ 15.10 $ 13.33 $ 10.61 $ 18.08 $ 16.13 $ 15.01 $ 13.79 $ 12.69
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           1,703   1,904   2,210   2,904   3,228   3,346   2,714   2,354   1,938   1,510
----------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 10.58 $  9.68 $  9.83 $  8.99 $  7.01 $ 10.45 $ 10.42      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           2,157   1,654   1,643   1,908   1,649   1,574     368      --      --      --
----------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  8.55 $  7.58 $  8.07 $  7.44 $  5.89 $  9.49      --      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           3,946   4,136   4,481   4,971   5,195   2,805      --      --      --      --
----------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND
 ACQUISITIONS
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 12.67 $ 12.25 $ 12.30 $ 11.41 $  9.95 $ 11.75 $ 11.56 $ 10.48      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             442     561     286     248     305     337     193      77      --      --
----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $37.58 $32.44 $34.20 $26.23 $18.86 $27.67 $25.76 $22.05 $21.50     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        609    624    678    666    610    618    233     79      9     --
------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.21 $11.97 $11.67 $11.16 $11.14 $10.64 $ 9.90 $ 9.74     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,193  1,389  1,235  1,037  1,063    476    185      8     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $17.09 $14.86 $17.25 $15.74 $10.67 $25.45 $18.23 $13.53 $10.37 $ 8.53
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,036  1,149  1,440  1,600  1,528  1,726  1,239    755    609    457
------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $19.38 $19.52 $18.86 $18.41 $19.16 $18.82 $17.92 $17.67 $17.76 $17.72
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        470    458    948    875    948    404    376    481    416    458
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.57 $10.12 $12.42 $11.54 $ 8.68 $16.01 $14.13 $12.06 $10.47 $ 9.38
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,808  2,069  2,230  2,278  2,341  2,289  3,208  2,337  1,926  1,026
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.98 $10.48 $12.15 $11.74 $ 9.40 $19.41 $17.67 $14.55 $12.84 $11.05
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,245  1,332  1,511  1,714  1,924  2,236  1,508  1,037    649    530
------------------------------------------------------------------------------------------------------------------
 EQ/ INTERNATIONAL VALUE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $17.06 $14.77 $17.93 $17.19 $13.43 $23.97 $22.13 $17.91 $16.44 $13.75
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        751    843    914    984  1,000  1,136  1,052    782    522    441
------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
   Unit value                                $13.62 $11.94 $12.82 $11.61 $ 8.93 $15.08 $15.53 $13.12 $12.84 $11.78
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        230    247    256    275    280    288    351    347    370    307
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.60 $ 8.49 $ 9.02 $ 8.03 $ 6.46 $10.50 $10.28 $ 9.26 $ 8.79 $ 8.03
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        277    284    330    367    389    458    510    603    610    598
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 8.27 $ 7.33 $ 7.29 $ 6.39 $ 4.78 $ 7.62 $ 6.80 $ 6.96 $ 6.16 $ 5.78
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        955    864    906  1,047  1,004  1,050  1,042  1,055    981    856
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.89 $14.21 $15.00 $13.34 $10.06 $16.57 $14.58 $13.76 $12.84 $11.60
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        924  1,072    204    249    298    492    192    184    149     93
------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 6.51 $ 5.68 $ 5.80 $ 5.15 $ 4.39 $10.32 $11.17 $10.63     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,321  1,412    832    868    847    809    532    144     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.66 $11.12 $11.91 $10.76 $ 9.09 $16.31 $17.38 $14.57 $14.06 $12.60
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,671  1,875  2,059  2,313  2,668  3,123  2,507  2,363  2,169  1,481
------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.15 $10.71 $11.91 $10.63 $ 8.62 $12.70 $11.67 $10.54     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        414    517    473    455    425    442    196     84     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.96 $12.71 $14.48 $12.82 $ 9.50 $16.18 $14.17 $11.47     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,165  1,217  1,214    777    796    665    269     56     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.17 $10.57 $11.02 $ 8.92 $ 6.66 $13.35 $12.57 $11.47 $10.97 $ 9.62
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,423  1,481  1,672  1,781  1,863  2,166  1,890  1,556  1,391    883
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $16.26 $13.95 $15.67 $13.01 $ 9.74 $16.40 $16.96 $15.34 $14.02 $12.10
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,445  1,617  1,830  2,158    902  1,069  1,156  1,107  1,007    636
------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------
   Unit value                                $25.91 $26.36 $26.82 $27.28 $27.75 $27.65 $26.86 $26.15 $25.92 $26.17
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        514    623    729  1,227  1,943  1,051  1,102    845    349    434
------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 5.67 $ 5.13 $ 5.07 $ 4.77 $ 3.74 $ 5.66 $ 4.77 $ 4.49 $ 4.34     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        617    816    964  1,099  1,560    657     83     72     22     --
------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $16.09 $15.05 $16.59 $12.75 $ 8.26 $15.95 $13.26 $12.34     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        870    927    889    885    695    782    297    179     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.28 $ 8.27 $ 8.80 $ 8.00 $ 6.50 $10.69 $10.70     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        898  1,002  1,238  1,402  1,644  1,727    258     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.00 $ 9.30 $10.35 $ 9.14 $ 6.71 $11.51 $11.08     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,214  1,216  1,073    860    786    674     83     --     --     --
------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.41 $10.44 $10.64 $10.73 $10.11 $10.72 $ 9.78 $ 9.91     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,316  5,586  3,294  3,673  2,525  1,235    730    286     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $16.13 $15.98 $16.06 $15.38 $14.75 $16.06 $15.63 $15.31 $15.27 $14.97
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        765    816    941  1,133    502    626    590    573    555    512
------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $17.05 $15.01 $15.91 $12.86 $10.37 $16.02 $16.60 $14.35 $14.00 $12.10
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        733    734    850  1,024    720    713    744    596    575    449
------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                                $16.74 $14.32 $14.85 $12.98 $ 9.26 $16.30 $15.46 $16.39 $16.03     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        676    571    606    610    421    401     47     41      6     --
------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.00 $ 7.67 $ 8.52 $ 8.02 $ 6.27 $10.78 $10.75     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        634    657    694    735    848    853    178     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 5.46 $ 4.92 $ 5.15 $ 4.63 $ 3.56 $ 6.04 $ 6.07 $ 5.41 $ 5.05     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        212    186    161    166    153     89    104     69     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.29 $ 9.70 $10.07 $ 8.89 $ 7.04 $11.36 $11.85 $10.40     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        452    581    586    490    545    539    602    296     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.76 $ 9.94 $10.74 $ 9.31 $ 6.75 $ 9.49 $ 8.67 $ 8.33 $ 8.15 $ 7.75
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,807  1,264    957    537    353    249    215    280    377    218
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $51.27 $45.67 $49.57 $42.88 $31.77 $60.62 $55.37 $53.59 $50.38 $45.72
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        179    206    250    144     53     56     47     25     28     10
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.25 $13.74 $13.21 $12.66 $11.89 $11.80 $11.30 $11.08 $11.07 $10.84
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,885  2,442  3,414  3,238  3,511  1,494  2,030  1,611  1,424  1,202
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.95 $10.33 $12.84 $12.18 $ 9.54 $18.39 $16.64 $13.51 $11.90 $10.27
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        636    719    842    967    951  1,047  1,030    783    806    360
------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.88 $ 9.67 $10.61 $ 9.68 $ 7.43 $12.50 $12.11 $10.85 $10.34 $ 9.59
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        327    380    416    452    447    473    453    353    272    238
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.52 $11.02 $11.87 $10.67 $ 8.83 $14.37 $14.10 $12.02 $11.42 $10.15
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        677    773    753    860    921  1,210  1,363  1,238  1,242    726
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.70 $10.31 $11.39 $ 9.13 $ 6.55 $11.81 $10.74 $ 9.96 $ 9.35 $ 8.52
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,046    736    783    810    813    934  1,035  1,075  1,055    731
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.19 $12.57 $14.76 $12.02 $ 8.47 $13.46 $13.68 $12.13 $11.49 $10.15
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        641    726    760    803    727    805  1,010    876  1,011    560
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $27.87 $26.92 $26.06 $24.86 $23.07 $30.68 $30.26 $28.00 $27.64 $25.87
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        635    628    641    863    523    526    758    755    771    557
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 7.46 $ 6.81 $ 8.22 $ 6.55 $ 4.95 $ 8.71 $ 8.54 $ 7.89 $ 7.46     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        579    584    746    786    687    788    475    242     59     --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $16.10 $14.03 $15.68 $12.81 $10.31 $16.88 $19.05 $16.69 $16.22 $14.09
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        475    494    612    586    666    748  1,201    991    884    641
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.83 $10.61 $11.34 $ 9.80 $ 6.29 $12.10 $10.41 $ 9.87 $ 9.02 $ 8.74
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        572    579    705    766    462    597    350    311    306     98
------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Purchase considerations for QP contracts/(1)/


--------------------------------------------------------------------------------

This information is provided for historical purposes only. The contract is no longer available to new purchasers.


Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.


We will not accept defined benefit plans. This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or other contributions from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 70 or if later, the first contract anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges;
(2) market value adjustments; or (3) benefit base adjustments to an optional benefit.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions must generally commence from the plan for participants after age 70 1/2, trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 6% of the Guaranteed minimum income benefit Roll-Up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and


..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust and may not be rollover eligible.


Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisors whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

-------------

(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/, and Accumulator(R) Elite/SM/ contract owners only.

             APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2013 to a fixed maturity option with a maturity date of February 15, 2021 (eight years later) at a hypothetical rate to maturity of 7.00% ("h" in the calculations below), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000, including any applicable withdrawal charge, is made four years later on February 15, 2017/(a)/ .



------------------------------------------------------------------------------------------------------------------
                                                                             HYPOTHETICAL ASSUMED RATE TO MATURITY
                                                                             ("J" IN THE CALCULATIONS BELOW)
                                                                             FEBRUARY 15, 2017
                                                                             -------------------------------------
                                                                              5.00%               9.00%
------------------------------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2017 BEFORE WITHDRAWAL
(1) Market adjusted amount/(b)/                                              $141,389           $121,737
------------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount/(c)/                                               $131,104           $131,104
------------------------------------------------------------------------------------------------------------------
(3) Market value adjustment: (1) - (2)                                       $ 10,285           $ (9,367)
------------------------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2017 AFTER $50,000 WITHDRAWAL
(4) Portion of market value adjustment associated with the withdrawal:
  (3) x [$50,000/(1)]                                                        $  3,637           $ (3,847)
------------------------------------------------------------------------------------------------------------------
(5) Portion of fixed maturity associated with the withdrawal: $50,000 - (4)  $ 46,363           $ 53,847
------------------------------------------------------------------------------------------------------------------
(6) Market adjusted amount: (1) - $50,000                                    $ 91,389           $ 71,737
------------------------------------------------------------------------------------------------------------------
(7) Fixed maturity amount: (2) - (5)                                         $ 84,741           $ 77,257
------------------------------------------------------------------------------------------------------------------
(8) Maturity value/(d)/                                                      $111,099           $101,287
------------------------------------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

(a)Number of days from the withdrawal date to the maturity date = D = 1,461

(b)Market adjusted amount is based on the following calculation:

Maturity value        =               $171,882               where j is either 5% or 9%
----------------------          -----------------------------
(1+j)/(D/365)/                   (1+j)/(1,461/365)/

(c)Fixed maturity amount is based on the following calculation:
Maturity value        =               $171,882
----------------------          -----------------------------
(1+h)/(D/365)/                  (1+0.07)/(1,461/365)/

(d)Maturity value is based on the following calculation:

   Fixed maturity amount x (1+h)/(D/365)/  = ($84,741 or $77,257) x (1+0.07)/(1,461/365)/

                                     III-1

                 APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE

Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.


The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option or the fixed maturity options or the Special 10 year fixed maturity option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an annuitant age 45 would be calculated as follows:

For all Accumulator(R) Series/SM/ contracts except Accumulator(R) Plus/SM/ contracts:



-----------------------------------------------------------------------------------
                                                                ANNUAL RATCHET TO
                                          6% ROLL-UP TO AGE 85       AGE 85
END OF CONTRACT YEAR    ACCOUNT VALUE        BENEFIT BASE         BENEFIT BASE
-----------------------------------------------------------------------------------
         1                $105,000           $106,000/(1)/        $105,000/(3)/
-----------------------------------------------------------------------------------
         2                $115,500           $112,360/(2)/        $115,500/(3)/
-----------------------------------------------------------------------------------
         3                $129,360           $119,102/(2)/        $129,360/(3)/
-----------------------------------------------------------------------------------
         4                $103,488           $126,248/(1)/        $129,360/(4)/
-----------------------------------------------------------------------------------
         5                $113,837           $133,823/(1)/        $129,360/(4)/
-----------------------------------------------------------------------------------
         6                $127,497           $141,852/(1)/        $129,360/(4)/
-----------------------------------------------------------------------------------
         7                $127,497           $150,363/(1)/        $129,360/(4)/
-----------------------------------------------------------------------------------



The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

6% ROLL-UP TO AGE 85

(1)At the end of contract years 1 and 4 through 7, the 6% Roll-Up to age 85 enhanced death benefit is greater than the current account value.

(2)At the end of contract years 2 and 3, the 6% Roll-Up to age 85 enhanced death benefit is equal to the current account value.

ANNUAL RATCHET TO AGE 85

(3)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(4)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown is the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option or the fixed maturity options or the Special 10 year fixed maturity option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an annuitant age 45 would be calculated as follows:


-------------------------------------------------------------------------------------------------------
                                                      6% ROLL-UP TO AGE 85    ANNUAL RATCHET TO AGE 85
  END OF CONTRACT YEAR         ACCOUNT VALUE              BENEFIT BASE              BENEFIT BASE
-------------------------------------------------------------------------------------------------------
           1                      $109,200               $106,000/(2)/             $109,200/(3)/
-------------------------------------------------------------------------------------------------------
           2                      $120,120               $112,360/(2)/             $120,120/(3)/
-------------------------------------------------------------------------------------------------------
           3                      $134,534               $119,102/(2)/             $134,534/(3)/
-------------------------------------------------------------------------------------------------------
           4                      $107,628               $126,248/(1)/             $134,534/(4)/
-------------------------------------------------------------------------------------------------------
           5                      $118,390               $133,823/(1)/             $134,534/(4)/
-------------------------------------------------------------------------------------------------------
           6                      $132,597               $141,852/(1)/             $134,534/(4)/
-------------------------------------------------------------------------------------------------------
           7                      $132,597               $150,363/(1)/             $134,534/(4)/
-------------------------------------------------------------------------------------------------------

                  APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

6% ROLL-UP TO AGE 85

(1)At the end of contract years 4 through 7, the 6% Roll-Up to age 85 enhanced death benefit is greater than the current account value.

(2)At the end of contract years 1 through 3, the 6% Roll-Up to age 85 enhanced death benefit is equal to the current account value.

ANNUAL RATCHET TO AGE 85

(3)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(4)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown is the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

                  APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

Appendix V: Hypothetical Illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85" Guaranteed minimum death benefit, the Protection Plus/SM/ benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/, and Accumulator(R) Select/SM/ contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (2.3)% and 3.7% for the Accumulator(R) contract; (2.55)% and 3.45% for the Accumulator(R) Plus/SM/ contract; (2.7)% and 3.3% for the Accumulator(R) Elite/SM/ contract; and (2.75)% and 3.25% for the Accumulator(R) Select/SM/ contract at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit, Protection Plus/SM/ benefit and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85" Guaranteed minimum death benefit charge, the Protection Plus/SM/ benefit charge, and the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.56%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.24% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   PROTECTION PLUS/SM/
   GUARANTEED MINIMUM INCOME BENEFIT




                                            GREATER OF 6% ROLL-UP
                                            TO AGE 85 OR THE                               LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET                                 GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  TOTAL DEATH BENEFIT      INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT WITH PROTECTION PLUS/SM/ GUARANTEED INCOME  HYPOTHETICAL INCOME
---------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%           6%          0%        6%       0%        6%
---------------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000    100,000    100,000      100,000        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
61      1     96,033 102,012 89,033  95,012 106,000    106,000    108,400      108,400        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
62      2     92,091 104,012 85,091  97,012 112,360    112,360    117,304      117,304        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
63      3     88,170 105,994 82,170  99,994 119,102    119,102    126,742      126,742        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
64      4     84,262 107,953 78,262 101,953 126,248    126,248    136,747      136,747        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
65      5     80,363 109,883 75,363 104,883 133,823    133,823    147,352      147,352        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
66      6     76,467 111,776 73,467 108,776 141,852    141,852    158,593      158,593        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
67      7     72,567 113,627 71,567 112,627 150,363    150,363    170,508      170,508        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
68      8     68,658 115,426 68,658 115,426 159,385    159,385    183,139      183,139        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
69      9     64,732 117,166 64,732 117,166 168,948    168,948    196,527      196,527        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
70     10     60,783 118,837 60,783 118,837 179,085    179,085    210,719      210,719     10,584    10,584   10,584    10,584
---------------------------------------------------------------------------------------------------------------------------------
75     15     40,381 125,790 40,381 125,790 239,656    239,656    295,518      295,518     15,362    15,362   15,362    15,362
---------------------------------------------------------------------------------------------------------------------------------
80     20     18,147 129,164 18,147 129,164 320,714    320,714    408,999      408,999     21,841    21,841   21,841    21,841
---------------------------------------------------------------------------------------------------------------------------------
85     25          0 126,692      0 126,692       0    429,187          0      517,472          0    39,700        0    39,700
---------------------------------------------------------------------------------------------------------------------------------
90     30          0 135,526      0 135,526       0    429,187          0      517,472        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
95     35          0 145,935      0 145,935       0    429,187          0      517,472        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------



THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   PROTECTION PLUS
   GUARANTEED MINIMUM INCOME BENEFIT


-----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 6% ROLL-UP
                                            TO AGE 85 OR THE                           LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET                             GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  TOTAL DEATH BENEFIT  INCOME BENEFIT     INCOME BENEFIT
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT WITH PROTECTION PLUS GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%         6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    104,000 104,000 96,000  96,000 100,000    100,000    100,000    100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     99,668 105,886 91,668  97,886 106,000    106,000    108,400    108,400      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     95,382 107,752 87,382  99,752 112,360    112,360    117,304    117,304      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     91,136 109,590 84,136 102,590 119,102    119,102    126,742    126,742      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     86,923 111,396 79,923 104,396 126,248    126,248    136,747    136,747      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     82,737 113,163 76,737 107,163 133,823    133,823    147,352    147,352      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     78,572 114,884 73,572 109,884 141,852    141,852    158,593    158,593      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     74,421 116,552 70,421 112,552 150,363    150,363    170,508    170,508      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     70,277 118,159 67,277 115,159 159,385    159,385    183,139    183,139      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     66,134 119,696 66,134 119,696 168,948    168,948    196,527    196,527      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     61,983 121,154 61,983 121,154 179,085    179,085    210,719    210,719   10,584    10,584   10,584    10,584
-----------------------------------------------------------------------------------------------------------------------------
75     15     40,799 126,873 40,799 126,873 239,656    239,656    295,518    295,518   15,362    15,362   15,362    15,362
-----------------------------------------------------------------------------------------------------------------------------
80     20     18,139 128,736 18,139 128,736 320,714    320,714    408,999    408,999   21,841    21,841   21,841    21,841
-----------------------------------------------------------------------------------------------------------------------------
85     25          0 124,488      0 124,488       0    429,187          0    517,472        0    39,700        0    39,700
-----------------------------------------------------------------------------------------------------------------------------
90     30          0 131,237      0 131,237       0    429,187          0    517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
95     35          0 139,095      0 139,095       0    429,187          0    517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   PROTECTION PLUS
   GUARANTEED MINIMUM INCOME BENEFIT



-----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 6% ROLL-UP
                                            TO AGE 85 OR THE                           LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET                             GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  TOTAL DEATH BENEFIT  INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT WITH PROTECTION PLUS GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%         6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000  92,000 100,000    100,000    100,000    100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     95,634 101,613 87,634  93,613 106,000    106,000    108,400    108,400      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     91,322 103,195 84,322  96,195 112,360    112,360    117,304    117,304      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     87,057 104,738 81,057  98,738 119,102    119,102    126,742    126,742      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     82,832 106,238 77,832 101,238 126,248    126,248    136,747    136,747      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     78,640 107,687 78,640 107,687 133,823    133,823    147,352    147,352      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     74,476 109,078 74,476 109,078 141,852    141,852    158,593    158,593      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     70,332 110,404 70,332 110,404 150,363    150,363    170,508    170,508      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     66,201 111,656 66,201 111,656 159,385    159,385    183,139    183,139      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     62,076 112,825 62,076 112,825 168,948    168,948    196,527    196,527      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     57,950 113,901 57,950 113,901 179,085    179,085    210,719    210,719   10,584    10,584   10,584    10,584
-----------------------------------------------------------------------------------------------------------------------------
75     15     36,941 117,511 36,941 117,511 239,656    239,656    295,518    295,518   15,362    15,362   15,362    15,362
-----------------------------------------------------------------------------------------------------------------------------
80     20     14,610 116,901 14,610 116,901 320,714    320,714    408,999    408,999   21,841    21,841   21,841    21,841
-----------------------------------------------------------------------------------------------------------------------------
85     25          0 109,797      0 109,797       0    429,187          0    517,472        0    39,700        0    39,700
-----------------------------------------------------------------------------------------------------------------------------
90     30          0 113,251      0 113,251       0    429,187          0    517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
95     35          0 117,242      0 117,242       0    429,187          0    517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------



THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   PROTECTION PLUS
   GUARANTEED MINIMUM INCOME BENEFIT



------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 6% ROLL-UP TO                          LIFETIME ANNUAL
                                             AGE 85 OR THE ANNUAL RATCHET                      GUARANTEED MINIMUM
    CONTRACT                                 TO AGE 85 GUARANTEED         TOTAL DEATH BENEFIT  INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT        WITH PROTECTION PLUS GUARANTEED INCOME
------------------------------------------------------------------------------------------------------------------
               0%      6%      0%      6%      0%             6%            0%         6%        0%        6%
------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 100,000 100,000 100,000        100,000       100,000    100,000      N/A       N/A
------------------------------------------------------------------------------------------------------------------
61      1     95,585 101,564  95,585 101,564 106,000        106,000       108,400    108,400      N/A       N/A
------------------------------------------------------------------------------------------------------------------
62      2     91,226 103,093  91,226 103,093 112,360        112,360       117,304    117,304      N/A       N/A
------------------------------------------------------------------------------------------------------------------
63      3     86,918 104,582  86,918 104,582 119,102        119,102       126,742    126,742      N/A       N/A
------------------------------------------------------------------------------------------------------------------
64      4     82,654 106,025  82,654 106,025 126,248        126,248       136,747    136,747      N/A       N/A
------------------------------------------------------------------------------------------------------------------
65      5     78,427 107,415  78,427 107,415 133,823        133,823       147,352    147,352      N/A       N/A
------------------------------------------------------------------------------------------------------------------
66      6     74,230 108,745  74,230 108,745 141,852        141,852       158,593    158,593      N/A       N/A
------------------------------------------------------------------------------------------------------------------
67      7     70,057 110,006  70,057 110,006 150,363        150,363       170,508    170,508      N/A       N/A
------------------------------------------------------------------------------------------------------------------
68      8     65,899 111,192  65,899 111,192 159,385        159,385       183,139    183,139      N/A       N/A
------------------------------------------------------------------------------------------------------------------
69      9     61,751 112,292  61,751 112,292 168,948        168,948       196,527    196,527      N/A       N/A
------------------------------------------------------------------------------------------------------------------
70     10     57,604 113,297  57,604 113,297 179,085        179,085       210,719    210,719   10,584    10,584
------------------------------------------------------------------------------------------------------------------
75     15     36,529 116,509  36,529 116,509 239,656        239,656       295,518    295,518   15,362    15,362
------------------------------------------------------------------------------------------------------------------
80     20     14,193 115,435  14,193 115,435 320,714        320,714       408,999    408,999   21,841    21,841
------------------------------------------------------------------------------------------------------------------
85     25          0 107,804       0 107,804       0        429,187             0    517,472        0    39,700
------------------------------------------------------------------------------------------------------------------
90     30          0 110,659       0 110,659       0        429,187             0    517,472      N/A       N/A
------------------------------------------------------------------------------------------------------------------
95     35          0 113,951       0 113,951       0        429,187             0    517,472      N/A       N/A
------------------------------------------------------------------------------------------------------------------


-------------------
LIFETIME ANNUAL
GUARANTEED MINIMUM
INCOME BENEFIT:
HYPOTHETICAL INCOME
-------------------
  0%        6%
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
10,584    10,584
-------------------
15,362    15,362
-------------------
21,841    21,841
-------------------
     0    39,700
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------



THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

Appendix VI: Guaranteed principal benefit example

--------------------------------------------------------------------------------


For purposes of these examples, we assume that there is an initial contribution of $100,000, made to the contract on February 15, 2013. We also assume that no additional contributions, no transfers among options and no withdrawals from the contract are made. For GPB Option 1, the example also assumes that a 10 year fixed maturity option is chosen. The hypothetical gross rates of return with respect to amounts allocated to the variable investment options are 0%, 6% and 10%. The numbers below reflect the deduction of all applicable separate account and contract charges, and also reflect the charge for GPB Option 2. Also, for any given performance of your variable investment options, GPB Option 1 produces higher account values than GPB Option 2 unless investment performance has been significantly positive. The examples should not be considered a representation of past or future expenses. Similarly, the annual rates of return assumed in the example are not an estimate or guarantee of future investment performance. GPB Options 1 and 2 were only available at issue. The dates in the example are provided for illustrative purposes only.

For Accumulator(R) contracts:



-----------------------------------------------------------------------------------------------------------------------


                                                                                     ASSUMING   UNDER GPB  UNDER GPB
                                                                                    100% IN FMO OPTION 1   OPTION 2
-----------------------------------------------------------------------------------------------------------------------
Amount allocated to FMO on February 15, 2013 based upon a 3.10% rate to
maturity                                                                              100,000     73,670      40,000
-----------------------------------------------------------------------------------------------------------------------
Initial account value allocated to the variable investment options on February 15,
2013                                                                                        0     26,330      60,000
-----------------------------------------------------------------------------------------------------------------------
Account value in the fixed maturity option on February 15, 2023                       135,736    100,000      54,294
-----------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2023, assuming a 0% gross rate of
return)                                                                               135,736    120,546  100,000/(1)/
-----------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2023, assuming a 6% gross rate of
return)                                                                               135,736    137,321  132,476/(2)/
-----------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2023, assuming a 10% gross rate of
return)                                                                               135,736    154,520  169,231/(2)/
-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                                                    ASSUMING 100%
                                                                                     IN VARIABLE
                                                                                     INVESTMENT
                                                                                       OPTIONS
-------------------------------------------------------------------------------------------------
Amount allocated to FMO on February 15, 2013 based upon a 3.10% rate to
maturity                                                                                    --
-------------------------------------------------------------------------------------------------
Initial account value allocated to the variable investment options on February 15,
2013                                                                                   100,000
-------------------------------------------------------------------------------------------------
Account value in the fixed maturity option on February 15, 2023                              0
-------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2023, assuming a 0% gross rate of
return)                                                                                 78,032
-------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2023, assuming a 6% gross rate of
return)                                                                                141,743
-------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2023, assuming a 10% gross rate of
return)                                                                                207,064
-------------------------------------------------------------------------------------------------


(1)Since the annuity account value is less than the alternate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $3,275 in this example.
(2)Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.

               APPENDIX VI: GUARANTEED PRINCIPAL BENEFIT EXAMPLE

For Accumulator(R) Plus/SM/ contracts:



-------------------------------------------------------------------------------------------------------------------
                                                                                                      ASSUMING 100%
                                                               ASSUMING 100%                UNDER      IN VARIABLE
                                                             IN FIXED MATURITY UNDER GPB     GPB       INVESTMENT
                                                                  OPTION       OPTION 1    OPTION 2      OPTIONS
-------------------------------------------------------------------------------------------------------------------
Amount allocated to FMO on February 15, 2013 based upon
a 3.30% rate to maturity                                          104,000       76,617      41,600         --
-------------------------------------------------------------------------------------------------------------------
Initial account value allocated to the variable investment
options on February 15, 2013                                         0          27,383      62,400       104,000
-------------------------------------------------------------------------------------------------------------------
Account value in the fixed maturity option on February 15,
2023                                                              141,166       104,000     56,466          0
-------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the
value at the maturity date of the applicable fixed maturity
option plus the value of amounts in the variable investment
options on February 15, 2023, assuming a 0% gross rate of
return)                                                           141,166       124,826  100,000/(1)/    79,097
-------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the
value at the maturity date of the applicable fixed maturity
option plus the value of amounts in the variable investment
options on February 15, 2023, assuming a 6% gross rate of
return)                                                           141,166       141,887  135,797/(2)/    143,892
-------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the
value at the maturity date of the applicable fixed maturity
option plus the value of amounts in the variable investment
options on February 15, 2023, assuming a 10% gross rate of
return)                                                           141,166       159,396  173,211/(2)/    210,393
-------------------------------------------------------------------------------------------------------------------


(1)Since the annuity account value is less than the alternate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $557 in this example
(2)Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.

For Accumulator(R) Elite/SM/ contracts



--------------------------------------------------------------------------------------------------------------------
                                                                                                       ASSUMING 100%
                                                                ASSUMING 100%                UNDER      IN VARIABLE
                                                              IN FIXED MATURITY UNDER GPB     GPB       INVESTMENT
                                                                   OPTION       OPTION 1    OPTION 2      OPTIONS
--------------------------------------------------------------------------------------------------------------------
Amount allocated to FMO on February 15, 2013 based upon a          100,000       73,670      40,000         --
3.10% rate to maturity
--------------------------------------------------------------------------------------------------------------------
Initial account value allocated to the variable investment            0          26,330      60,000       100,000
options on February 15, 2013
--------------------------------------------------------------------------------------------------------------------
Account value in the fixed maturity option on February 15,         135,736       100,000     54,294          0
2023
--------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value       135,736       119,719  100,000/(1)/    74,891
at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2023 , assuming a 0% gross rate of return)
--------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value       135,736       135,904  129,452/(2)/    136,362
at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2023 , assuming a 6% gross rate of return)
--------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value       135,736       152,526  164,966/(2)/    199,490
at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2023 , assuming a 10% gross rate of return)
--------------------------------------------------------------------------------------------------------------------


(1)Since the annuity account value is less than the alternate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $5,034 in this example
(2)Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.

               APPENDIX VI: GUARANTEED PRINCIPAL BENEFIT EXAMPLE

For Accumulator(R) Select/SM/ contracts



--------------------------------------------------------------------------------------------------------------
                                                                                              ASSUMING 100% IN
                                                                                                  VARIABLE
                                                         ASSUMING 100% UNDER GPB  UNDER GPB      INVESTMENT
                                                            IN FMO     OPTION 1   OPTION 2        OPTIONS
--------------------------------------------------------------------------------------------------------------
Amount allocated to FMO on February 15, 2013
based upon a 3.30% rate to maturity                         100,000     73,670      40,000             --
--------------------------------------------------------------------------------------------------------------
Initial account value allocated to the variable
investment options on February 15, 2013                        0        26,330      60,000        100,000
--------------------------------------------------------------------------------------------------------------
Account value in the fixed maturity option on February
15, 2023                                                    135,736     100,000     54,294           0
--------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the
value at the maturity date of the applicable fixed ma-
turity option plus the value of amounts in the variable
investment options on February 15, 2023, assuming a
0% gross rate of return)                                    135,736     119,617  100,000/(1)/     74,506
--------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the
value at the maturity date of the applicable fixed ma-
turity option plus the value of amounts in the variable
investment options on February 15, 2023, assuming a
6% gross rate of return)                                    135,736     135,730  129,081/(2)/     135,702
--------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the
value at the maturity date of the applicable fixed ma-
turity option plus the value of amounts in the variable
investment options on February 15, 2023, assuming a
10% gross rate of return)                                   135,736     152,281  164,443/(2)/     198,561
--------------------------------------------------------------------------------------------------------------


(1)Since the annuity account value is less than the altenate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $5,249 in this example.
(2)Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.

               APPENDIX VI: GUARANTEED PRINCIPAL BENEFIT EXAMPLE

Appendix VII: Protection Plus/SM/ example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes Protection Plus for an annuitant age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. If you purchased your contract after approximately September 2003, the example shown in the second and third columns apply. For all other contract owners, the example in the last two columns apply. The calculation is as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    $3000      $6000
                                                                                                  WITHDRAWAL WITHDRAWAL
                                                                                                  - PRO RATA - PRO RATA
                                                  NO WITHDRAWAL $3000 WITHDRAWAL $6000 WITHDRAWAL TREATMENT  TREATMENT
-----------------------------------------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                             100,000        100,000          100,000       100,000    100,000
-----------------------------------------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to withdrawal./(1)/         104,000        104,000          104,000       104,000    104,000
-----------------------------------------------------------------------------------------------------------------------
C   PROTECTION PLUS EARNINGS: Death Benefit less      4,000          4,000            4,000          N/A        N/A
    net contributions (prior to the withdrawal
    in D). B MINUS A.
-----------------------------------------------------------------------------------------------------------------------
D   WITHDRAWAL                                          0            3,000            6,000         3,000      6,000
-----------------------------------------------------------------------------------------------------------------------
E   WITHDRAWAL % AS A % OF AV (ASSUMING DEATH         0.00%           N/A              N/A          2.88%      5.77%
    BENEFIT = AV) GREATER OF D DIVIDED BY B
-----------------------------------------------------------------------------------------------------------------------
F   EXCESS OF THE WITHDRAWAL OVER THE PROTECTION        0              0              2,000          N/A        N/A
    PLUS EARNINGS GREATER OF D MINUS C OR ZERO
-----------------------------------------------------------------------------------------------------------------------
G   NET CONTRIBUTIONS (adjusted for the              100,000        100,000          98,000        97,115     94,231
    withdrawal in D) A REDUCED FOR E OR F
-----------------------------------------------------------------------------------------------------------------------
H   DEATH BENEFIT (adjusted for the withdrawal       104,000        101,000          98,000        101,000    98,000
    in D) B MINUS D
-----------------------------------------------------------------------------------------------------------------------
I   DEATH BENEFIT LESS NET CONTRIBUTIONS H MINUS      4,000          1,000              0           3,885      3,769
    G
-----------------------------------------------------------------------------------------------------------------------
J   PROTECTION PLUS FACTOR                             40%            40%              40%           40%        40%
-----------------------------------------------------------------------------------------------------------------------
K   PROTECTION PLUS BENEFIT I TIMES J                 1,600           400               0           1,554      1,508
-----------------------------------------------------------------------------------------------------------------------
L   DEATH BENEFIT: Including Protection Plus H       105,600        101,400          98,000        102,554    99,508
    PLUS K
-----------------------------------------------------------------------------------------------------------------------

(1)The Death Benefit is the greater of the Account Value or any applicable death benefit


                                     VII-1

                   APPENDIX VII: PROTECTION PLUS/SM/ EXAMPLE

Appendix VIII: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------


Certain information is provided for historical purposes only. The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.


We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.


The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and can not be added. Please contact your financial professional for more information about availability in your state. See also the "Contract Variations" appendix later in this Prospectus for information about the availability of certain features and their charges, if applicable, under your contract.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES/SM/ FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:



-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA  See "Contract features and          If you reside in the state of
            benefits"--"Your right to cancel    California and you are age 60
            within a certain number of days"    and older at the time the
                                                contract is issued, you may
                                                return your variable annuity
                                                contract within 30 days from
                                                the date that you receive it
                                                and receive a refund as
                                                described below.

                                                If you allocate your entire
                                                initial contribution to the
                                                money market account (and/or
                                                guaranteed interest option, if
                                                available), the amount of your
                                                refund will be equal to your
                                                contribution, unless you make
                                                a transfer, in which case the
                                                amount of your refund will be
                                                equal to your account value on
                                                the date we receive your
                                                request to cancel at our
                                                processing office. This amount
                                                could be less than your
                                                initial contribution. If you
                                                allocate any portion of your
                                                initial contribution to the
                                                variable investment options
                                                (other than the money market
                                                account) and/or fixed maturity
                                                options, your refund will be
                                                equal to your account value on
                                                the date we receive your
                                                request to cancel at our
                                                processing office.
-------------------------------------------------------------------------------
FLORIDA     See "Contract features and          The following information
            benefits" in "Credits" (For         replaces the second bullet to
            Accumulator(R) Plus contracts only) the final set of bullets in this section:
                                                .   You may annuitize your
                                                    contract after thirteen
                                                    months, however, if you
                                                    elect to receive annuity
                                                    payments within five years
                                                    of the contract date, we
                                                    will recover the credit
                                                    that applies to any
                                                    contribution made in that
                                                    five years. If you start
                                                    receiving annuity payments
                                                    after five years from the
                                                    contract date and within
                                                    three years of making any
                                                    contribution, we will
                                                    recover the credit that
                                                    applies to any
                                                    contribution made within
                                                    the prior three years.

            See "Transfers of ownership,        The second paragraph in this
            collateral assignments, loans and   section is deleted.
            borrowing" in "More information"
-------------------------------------------------------------------------------


                                    VIII-1

    APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN
                             FEATURES AND BENEFITS

----------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------
ILLINOIS       See "Contract features and          The following information
               benefits" in "Credits" (for         replaces the second bullet to
               Accumulator(R) Plus contracts only) the final set of bullets in this section:

                                                   You may annuitize your
                                                   contract after thirteen
                                                   months, however, if you elect
                                                   to receive annuity payments
                                                   within five years of the
                                                   contract date, we will recover
                                                   the credit that applies to any
                                                   contribution made in that five
                                                   years. If you start receiving
                                                   annuity payments after five
                                                   years from the contract date
                                                   and within three years of
                                                   making any contribution, we
                                                   will recover the credit that
                                                   applies to any contribution
                                                   made within the prior three
                                                   years.

               See "Selecting an annuity payout    Annuity payments may be
               option" under "Your annuity payout  elected twelve months from the options" in "Accessing Your Money"  contract date.

               Notice to all Illinois contract     Illinois law provides that a
               owners                              spouse in a civil union and a
                                                   spouse in a marriage are to be
                                                   treated identically.
                                                   For purposes of your contract,
                                                   when we use the term
                                                   "married", we include "parties
                                                   to a civil union" and when we
                                                   use the word "spouse" we
                                                   include "parties to a civil
                                                   union". While civil union
                                                   spouses are afforded the same
                                                   rights as married spouses
                                                   under Illinois law,
                                                   tax-related advantages such as
                                                   spousal continuation are
                                                   derived from federal tax law.
                                                   Illinois' Civil Union Law does
                                                   not and cannot alter federal
                                                   law. The federal Defense of
                                                   Marriage Act excludes civil
                                                   unions and civil union
                                                   partners from the meaning of
                                                   the word "marriage" or
                                                   "spouse" in all federal laws.
                                                   Therefore, a civil union
                                                   spouse does not qualify for
                                                   the same tax advantages
                                                   provided to a married spouse
                                                   under federal law, including
                                                   the tax benefits afforded to
                                                   the surviving spouse of an
                                                   owner of an annuity contract
                                                   or any rights under specified
                                                   tax-favored savings or
                                                   retirement plans or
                                                   arrangements.
----------------------------------------------------------------------------------
MARYLAND       Fixed maturity options              Not Available

               Guaranteed principal benefit        Not Available
               option 1 and Guaranteed principal
               benefit option 2
----------------------------------------------------------------------------------
MASSACHUSETTS  Automatic investment program        Not Available

               Annual administrative charge        The annual administrative
                                                   charge will not be deducted
                                                   from amounts allocated to the
                                                   Guaranteed interest option.

               See "How you can purchase and       Additional contributions are
               contribute to your contract" in     limited to the first two years
               "Contract features and benefits"    after the contract issue date
               and "Appendix XI" (for              only.
               Accumulator(R), Accumulator(R)
               Plus/SM/, and Accumulator(R)
               Elite/SM/ contracts only)

               See "Disability, terminal illness,  This section is deleted in its
               or confinement to nursing home"     entirety.
               under "Withdrawal charge" in
               "Charges and expenses" (for
               Accumulator(R), Accumulator(R)
               Plus/SM/, and Accumulator(R)
               Elite/SM/ contracts only)
----------------------------------------------------------------------------------
MINNESOTA      See "Principal Protector/SM/ " in   Principal Protector/SM/ is
               "Contract features and benefits"    discontinued if the
               and "Beneficiary continuation       Beneficiary continuation
               option" in "Payment of death        option is elected.
               benefit"
----------------------------------------------------------------------------------
NEW YORK       Greater of the 6% Roll-Up or        Not Available (you have a
               Annual Ratchet Guaranteed minimum   choice of the standard death
               death benefit                       benefit or the Annual Ratchet
                                                   to age 85 guaranteed minimum
                                                   death benefit), as described
                                                   earlier in this Prospectus.
               Guaranteed minimum death            Not Available
               benefit/guaranteed minimum income
               benefit roll-up benefit base reset
----------------------------------------------------------------------------------


                                    VIII-2

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------

NEW YORK     Guaranteed minimum income benefit   Not Available
(CONTINUED)  no lapse guarantee (for
             Accumulator(R) Plus/SM/,
             Accumulator(R) Elite/SM/, and
             Accumulator(R) Select/SM/
             contracts only)

             Principal Protector/SM/             Not Available

             Protection Plus/SM/                 Not Available

             Fixed maturity options (for         Not Available
             Accumulator(R) Plus/SM/ contracts
             only)
             Guaranteed principal benefit        Not Available
             option 1 and Guaranteed prin-cipal
             benefit option 2 (for
             Accumulator(R) Plus/SM/ contracts
             only)
             "Indication of Intent" (for         The "Indication of Intent"
             Accumulator(R) Plus/SM/ contracts   approach to first
             only)                               year contributions in
                                                 connection with the
                                                 contribution crediting rate is
                                                 not available.

             See "Contract features and          The following information is
             benefits" in "Credits"(for          added as the third bullet to
             Accumulator(R) Plus/SM/ contracts   the final set of bullets in
             only)                               this section:

                                                 .   Where annuity payments may
                                                     begin after the
                                                     first contract year, if
                                                     you elect to receive
                                                     annuity payments, we will
                                                     not recover the credit on
                                                     any contributions. See
                                                     "The amount applied to
                                                     purchase an annuity payout
                                                     option" in "Accessing your
                                                     money" later in
                                                     the Prospectus for more
                                                     information on the effect
                                                     of annuitization in New
                                                     York.
             See "Insufficient account value"    If your account value in the
             in "Determining your contract's     variable investment options is
             value"                              in-sufficient to pay the
                                                 annual administrative charge,
                                                 or the Annual Ratchet to age
                                                 85 death benefit charge, and
                                                 you have no ac-count value in
                                                 the guaranteed interest
                                                 option, your contract will
                                                 terminate without value, and
                                                 you will lose any applicable
                                                 bene-fits. See "Charges and
                                                 expenses" earlier in this
                                                 Prospectus.

             See "Annuity maturity date" in      Your contract has a maturity
             "Accessing your money" (for         date by which you must either
             Accumulator(R) Plus/SM/ contracts   take a lump sum withdrawal or
             only)                               select an annuity payout
                                                 option. The maturity date is
                                                 the contract date that follows
                                                 the annuitant's 90th birthday.

             See "Annuity maturity date" in      The maturity date by which you
             "Accessing your money" (for         must take a lump sum
             Accumulator(R), Accumulator(R)      withdrawal or select an
             Elite/SM/, and Accumulator(R)       annuity payout option is as
             Select/SM/ contracts only)          follows:



                                                              Maximum
                                                   Issue age  Annuitization age
                                                   ---------  -----------------
                                                   0-80       90
                                                   81         91
                                                   82         92
                                                   83         93
                                                   84         94
                                                   85         95



                                    Please see this section earlier
                                    in this Prospectus for more
                                    information.

  See "Charges and expenses" (for   With regard to the Annual
  Accumulator(R) and                administrative, Annual Ratchet
  Accumulator(R) Elite/SM/          to age 85 death benefit,
  contracts only)                   Guaranteed principal benefit
                                    option 2 and Guaranteed minimum
                                    income benefit charges,
                                    respectively, we will deduct the
                                    related charge, as follows for
                                    each: we will deduct the charge
                                    from your value in the variable
                                    investment options on a pro rata
                                    basis. If those amounts are
                                    insufficient, we will deduct all
                                    or a portion of the charge from
                                    the fixed maturity options
                                    (other than the Special 10 year
                                    fixed maturity option) in the
                                    order
---------------------------------------------------------------------


                                    VIII-3

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
NEW YORK                                       of the earliest maturity date(s)
(CONTINUED)                                    first. If such fixed maturity
                                               option amounts are insufficient,
                                               we will deduct all or a portion
                                               of the charge from the account
                                               for special dollar cost
                                               averaging (not available if the
                                               Guaranteed principal benefit
                                               option is elected). If such
                                               amounts are still insufficient,
                                               we will deduct any remaining
                                               portion from the Special 10 year
                                               fixed maturity option. If the
                                               contract is surrendered or
                                               annuitized or a death benefit is
                                               paid, we will deduct a pro rata
                                               portion of the charge for that
                                               year. A market value adjustment
                                               will apply to deductions from
                                               the fixed maturity options
                                               (including the Special 10 year
                                               fixed maturity option).

                                               Deductions from the fixed
                                               maturity options (including the
                                               Special 10 year fixed maturity
                                               option) cannot cause the
                                               credited net interest for the
                                               contract year to fall below 1.5%.
                                               With regard to the Annual
                                               administrative, either enhanced
                                               death benefit and the Guaranteed
                                               minimum income benefit charges
                                               only, if your account value in
                                               the variable investment options
                                               and the fixed maturity options
                                               is insufficient to pay the
                                               applicable charge, and you have
                                               no account value in the
                                               guaranteed interest option, your
                                               contract will terminate without
                                               value and you will lose any
                                               applicable guaranteed benefits.
                                               Please see "Insufficient account
                                               value" in "Determining your
                                               contract's value" earlier in
                                               this Prospectus.

             See "Charges and expenses" (for   With regard to the Annual
             Accumulator(R) Plus/SM/           administrative, Annual Ratchet
             con-tracts only)                  to age 85 death benefit and
                                               Guaranteed minimum income
                                               benefit charges, respectively,
                                               we will deduct the related
                                               charge, as follows for each: we
                                               will deduct this charge from
                                               your value in the variable
                                               investment options on a pro rata
                                               basis. If the contract is
                                               surrendered or annuitized or a
                                               death benefit is paid, we will
                                               deduct a pro rata portion of the
                                               charge for that year.

                                               If your account value in the
                                               variable investment options is
                                               insufficient to pay the
                                               applicable charge, and you have
                                               no account value in the
                                               guaranteed interest option,
                                               your contract will terminate
                                               without value and you will lose
                                               any applicable guaranteed
                                               benefits. Please see
                                               "Insufficient account value" in
                                               "Determining your contract's
                                               value" earlier in this
                                               Prospectus.
             See "Charges and expenses" (for   With regard to the Annual
             Accumulator(R) Select/SM/         administrative, Annual Ratchet
             contracts only)                   to age 85 death benefit,
                                               Guaranteed principal benefit
                                               option 2 and Guaranteed minimum
                                               income benefit charges,
                                               respectively, we will deduct the
                                               related charge, as follows for
                                               each: we will deduct the charge
                                               from your value in the variable
                                               investment options on a pro rata
                                               basis. If those amounts are
                                               insufficient, we will deduct all
                                               or a portion of the charge from
                                               the fixed maturity options
                                               (other than the Special 10 year
                                               fixed maturity option) in the
                                               order of the earliest maturity
                                               date(s) first. If such amounts
                                               are still insufficient, we will
                                               deduct any remaining portion
                                               from the Special 10 year fixed
                                               maturity option (if applicable).
                                               If the contract is surrendered
                                               or annuitized or a death benefit
                                               is paid, we will deduct a pro
                                               rata portion of the charge for
                                               that year. A market value
                                               adjustment will apply to
                                               deductions from the fixed
                                               maturity options (including the
                                               Special 10 year fixed maturity
                                               option).

                                               Deductions from the fixed
                                               maturity options (including the
                                               Special 10 year fixed maturity
                                               option) cannot cause the
                                               cred-ited net interest for the
                                               contract year to fall below 1.5%.
--------------------------------------------------------------------------------


                                    VIII-4

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS
--------------------------------------------------------------------

NEW YORK
(CONTINUED)







             See "Contract features and benefits"--"Self directed allocation" (for Accumulator(R) contracts issued from approximately February 2004 to February 2009 only).

             See "Transferring your account value" in "Transferring your money among investment options" (for Accumulator(R) contracts issued from approximately February 2004 to February 2009 only).







             See "Rebalancing your account value" in
             "Transferring your money among investment options" (for Accumulator(R) contracts issued from approximately February 2004 to February 2009 only).

             See "The amount applied to purchase an annuity payout option" in "Accessing your money" (for
             Accumulator(R) contracts only)


             See "The amount applied to purchase an annuity payout option" in "Accessing your money" (for
             Accumulator(R) Select/SM/ contracts only)

             Fixed maturity options -- withdrawal charges (for
             Accumulator(R) contracts only)
















--------------------------------------------------------------------------------------------------------------------------
FEATURES AND BENEFITS                                  AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------------------------------------------------

                                           With regard to the Annual administrative, and either enhanced death benefit charge only, if your account value in the variable investment options and the fixed maturity options is insufficient to pay the applicable charge, and you have no account value in the guaranteed interest option, your contract will terminate without value and you will lose any applicable guaranteed
                                                       benefits. Please see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

See "Contract features and benefits"--"Self directed   No more than 25% of any contribution may be allocated to the allocation" (for Accumulator(R) contracts issued from  guaranteed interest option.
approximately February 2004 to February 2009 only).

See "Transferring your account value" in               The following information is added as the sixth and seventh
"Transferring your money among investment              bullets in this section:
options" (for Accumulator(R) contracts issued from
approximately February 2004 to February 2009 only).

                                                       In all contract years, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity
                                                          account value as of the previous business day.

See "Rebalancing your account value" in                Under Option II, transfers into the Guaranteed interest option are
"Transferring your money among investment              not permitted if they violate the transfer rules.
options" (for Accumulator(R) contracts issued from
approximately February 2004 to February 2009 only).

See "The amount applied to purchase an annuity         For fixed annuity period certain payout options only, the amount
payout option" in "Accessing your money" (for          applied to the annuity benefit is the greater of the cash value or
Accumulator(R) contracts only)                         95% of what the account value would be if no withdrawal
                                                       charge applied.

See "The amount applied to purchase an annuity         The amount applied to purchase an annuity payout option varies,
payout option" in "Accessing your money" (for          depending on the payout option that you choose, and the timing
Accumulator(R) Select/SM/ contracts only)              of your purchase as it relates to any market value adjustments.

Fixed maturity options -- withdrawal charges (for      The withdrawal charge that applies to withdrawals taken from
Accumulator(R) contracts only)                         amounts in the fixed maturity options will never exceed 7% and will be determined by applying the New York Alternate Scale I shown below. If you withdraw amounts that have been
                                                       transferred from one fixed maturity option to another, we use the
                                                       New York Alternate Scale II (also shown below) if it produces a higher charge than Alternate Scale I.

                                                       The withdrawal charge may not exceed the withdrawal charge that would normally apply to the contract. If a contribution has been in the contract for more than 7 years and therefore would have no withdrawal charge, no withdrawal charge will apply. Use of a New York Alternate Scale can only result in a lower charge.
                                                       We will compare the result of applying Alternate Scale I or II, as the case may be, to the result of applying the normal withdrawal charge, and will charge the lower withdrawal charge.


    NY ALTERNATE SCALE I         NY ALTERNATE SCALE II

    Year of investment in fixed  Year of transfer within fixed
    maturity option/(1)/         maturity option*
    ----------------------------------------------------------
           Within year 1    7%   Within year 1         5%
             2              6%         2               4%
             3              5%         3               3%
             4              4%         4               2%
             5              3%         5               1%
             6              2%   After year 5          0
             7              1%
--------------------------------------------------------------


                                    VIII-5

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

----------------------------------------------------------
 STATE   FEATURES AND BENEFITS  AVAILABILITY OR VARIATION
----------------------------------------------------------


NEW YORK       After year 7  0%  Not to exceed 1% times the
(CONTINUED)                      number of years remaining in
                                 the fixed maturity option,
                                 rounded to the higher number
                                 of years. In other words, if 4.3
                                 years remain, it would be a 5%
                                 charge.
               -------------------------------------------------------



                                      (1)Measured from the contract date anniversary prior to the date of the contribution or transfer

                                      If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.
                                      You should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option with the shortest available maturity. If we are not offering other fixed maturity options, we will transfer your maturity value to the EQ/Money Market option.

                                      The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower "free withdrawal amount" than what would normally apply, should be taken into account when deciding whether to allocate amounts to, or transfer amounts to or from, the fixed maturity options.
  Fixed maturity options --           The withdrawal charge that applies to withdrawals taken from
  withdrawal charges (for             amounts in the fixed maturity options will never exceed 7% and
  Accumulator(R) Elite/SM/ contracts  will be determined by applying the New York Alternate Scale I
  only)                               shown below. If you withdraw amounts that have been
                                      transferred from one fixed maturity option to another, we use the
                                      New York Alternate Scale II (also shown below) if it produces a higher charge than Alternate Scale I.
                                      The withdrawal charge may not exceed the withdrawal charge that would normally apply to the contract. If a contribution has been in the contract for more than 4 years and therefore would have no withdrawal charge, no withdrawal charge will apply. Use of a New York Alternate Scale can only result in a lower charge.
                                      We will compare the result of applying Alternate Scale I or II, as the case may be, to the result of applying the normal withdrawal charge, and will charge the lower withdrawal charge.


    -----------------------------------------------------------
    NY ALTERNATE SCALE I             NY ALTERNATE SCALE II
    Year of investment in            Year of transfer within
    fixed maturity option/(1)/       fixed maturity option*
    -----------------------------------------------------------
    Within year 1             7%     Within year 1      5%
    -----------------------------------------------------------
    2                         6%     2                  4%
    -----------------------------------------------------------
    3                         5%     3                  3%
    -----------------------------------------------------------
    4                         4%     4                  2%
    -----------------------------------------------------------
    After year 5              0%     After year 5       0%
    -----------------------------------------------------------

    Not to exceed 1% times the number of years remaining in the fixed maturity option, rounded to the higher number of year
    In other words, if 4.3 years remain, it would be a 5% charg
---------------------------------------------------------------


                                    VIII-6


         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS                                            AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------------------------------------------

NEW YORK                                                                      (1)Measured from the contract date
(CONTINUED)                                                                      anniversary prior to the date of
                                                                                 the contribution or transfer.

                                                                              If you take a withdrawal from an
                                                                              investment option other than the
                                                                              fixed maturity options, the amount
                                                                              available for withdrawal without a
                                                                              withdrawal charge is reduced. It will
                                                                              be reduced by the amount of the
                                                                              contribution in the fixed maturity
                                                                              options to which no withdrawal charge
                                                                              applies.

                                                                              You should consider that on the
                                                                              maturity date of a fixed maturity
                                                                              option if we have not received your
                                                                              instructions for allocation of your
                                                                              maturity value, we will transfer your
                                                                              maturity value to the fixed maturity
                                                                              option with the shortest available
                                                                              maturity. If we are not offering
                                                                              other fixed maturity options, we will
                                                                              transfer your maturity value to the
                                                                              EQ/Money Market option.
                                                                              The potential for lower withdrawal
                                                                              charges for withdrawals from the
                                                                              fixed maturity options and the
                                                                              potential for a lower "free
                                                                              withdrawal amount" than what would
                                                                              normally apply, should be taken into
                                                                              account when deciding whether to
                                                                              allocate amounts to, or transfer
                                                                              amounts to or from, the fixed
                                                                              maturity options.
--------------------------------------------------------------------------------------------------------------------
OREGON       Fixed maturity options (For Accumulator(R) and Accumu-           Not Available
             lator(R) Plus/SM/ contracts only)

             Guaranteed principal benefit option 1 and Guaranteed             Not Available
             principal benefit option 2 (For Accumulator(R), Accumu-
             lator(R) Plus/SM/, and Accumulator(R) Elite/SM/ contracts only)

             See "How you can purchase and contribute to your                 .   Subsequent contributions are not
             contract" in "Contract features and benefits" and                    permitted. This is a single
             "Appendix XI"(For Accumulator(R), Accumulator(R) Plus/SM/,           premium product.
             and Accumulator(R) Elite/SM/ contracts only)
                                                                              .   Section 1035 exchanges,
                                                                                  rollovers, multiple assignments
                                                                                  and/or transfers are permitted
                                                                                  provided that all documentation
                                                                                  is complete and received with the
                                                                                  application.

             See "Credits" in "Contract features and benefits" (for           For Oregon contracts with a five year
             Accumulator(R) Plus/SM/ contracts only)                          reset and/or no lapse guarantee, the
                                                                              credit is included in the calculation
                                                                              of your guaranteed minimum income
                                                                              benefit and guaranteed minimum death
                                                                              benefit.
             See "Indication of intent" in "Contract features and             Since Oregon does not permit
             benefits" (for Accumulator(R) Plus/SM/ contracts only)           additional contributions, the
                                                                              in-dication of intent approach to
                                                                              first year contributions is
                                                                              appli-cable in Oregon only to the
                                                                              extent that all necessary
                                                                              documentation for multiple transfers
                                                                              and/or exchanges is com-plete and
                                                                              received with the application.
--------------------------------------------------------------------------------------------------------------------


                                    VIII-7

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------

OREGON       See "Lifetime required minimum      We will not impose a
(CONTINUED)  distribution withdrawals" in        withdrawal charge on
             "Accessing your money" (for         minimum distribution
             Accumulator(R) Plus/SM/ contracts   withdrawals even if you are
             only)                               not enrolled in our automatic
                                                 RMD service except if, when
                                                 added to a partial withdrawal
                                                 previously taken in the same
                                                 contract year, the minimum
                                                 distribution withdrawals
                                                 exceed the 10% free withdrawal
                                                 amount. Such minimum
                                                 distribution withdrawals must
                                                 be based solely on your
                                                 Accumulator(R) Plus/SM/
                                                 contract's account value.

             See "Selecting an annuity payout    The annuity commencement date
             option" in "Accessing your money"   may not be earlier than four
             (for Accumulator(R),                years from the contract issue
             Accumulator(R) Plus/SM/, and        date for Accumulator(R)
             Accumulator(R) Elite/SM/ contracts  Elite/SM/ contracts, seven
             only)                               years for Accumulator(R)
                                                 contracts, and eight years for
                                                 Accumulator(R) Plus/SM/
                                                 contracts.

             See "Disability, terminal illness,  Item (i) is deleted in its
             or confinement to nursing home"     entirety.
             under "Withdrawal charge" in
             "Charges and expenses" (for
             Accumulator(R), Accumulator(R)
             Plus/SM/, and Accumulator(R)
             Elite/SM/ contracts only)

             See "Transfers of ownership,        The second paragraph in this
             collateral assignments, loans and   section is deleted.
             borrowing" in "More information"
             (for Accumulator(R) Plus/SM/
             contracts only)

             See "Lifetime required minimum      We generally will not impose a
             distribution withdrawals" in        withdrawal charge on minimum
             "Accessing your money"              distribution withdrawals even
                                                 if you are not en-rolled in
                                                 our automatic RMD service
                                                 except if, when added to a
                                                 lump sum withdrawal previously
                                                 taken in the same contract
                                                 year, the minimum distribution
                                                 withdrawals exceed the 10%
                                                 free withdrawal amount. In
                                                 order to avoid a withdrawal
                                                 charge in connection with
                                                 minimum distribution
                                                 withdrawals outside of our
                                                 automatic RMD service, you
                                                 must notify us using our
                                                 request form. Such minimum
                                                 distribution withdrawals must
                                                 be based solely on your
                                                 contract's account value.

             See "We require that the following  The following is added:
             types of communications be on       (20) requests for required
             specific forms we provide for that  minimum distributions, other
             purpose:" in "Who is AXA            than pursuant to our automatic
             Equitable?" (for Accumulator(R),    RMD service.
             Accumulator(R) Plus/SM/, and
             Accumulator(R) Elite/SM/ contracts
             only)

             Flexible Premium IRA and Flexible   Not Available
             Premium Roth IRA (for
             Accumulator(R) contracts only)

             Automatic Investment Program for    Not Available
             Accumulator(R) and Accumulator(R)
             Elite contracts only

             See "Special dollar cost averaging  The special dollar cost program" in "Contract Features and  averaging program may only be
             Benefits"for Accumulator(R) and     selected at the time of
             Accumulator(R) Elite contracts only application.
--------------------------------------------------------------------------------


PENNSYLVANIA  Contributions             Your contract refers to contributions as premiums.
              Contribution age          The following contribution limits apply:
              limitations (for
              Accumulator(R)
              contracts only
                                                          Maximum
                                        Issue age         Contribution age
                                        ---------         ----------------
                                        0-75              79
                                        76                80
                                        77                81
                                        78-80             82
                                        81-83             84
                                        84                85
                                        85                86
-------------------------------------------------------------------------------------------


                                    VIII-8


         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------
 STATE   FEATURES AND BENEFITS     AVAILABILITY OR VARIATION
-------------------------------------------------------------



PENNSYLVANIA  Contribution age          The following contribution limits apply:
(CONTINUED)   limitations (for
              Accumulator(R) Plus/SM/
              contracts only)
                                                                Maximum                 -
                                        Issue age               Contribution age
                                        ---------               ----------------
                                        0-75                    77
                                        76                      78
                                        77                      79
                                        78-80                   80
              Contribution age          The following contribution limits apply:
              limitations (for
              Accumulator(R) Elite/SM/
              contracts only)
                                                                Maximum
                                        Issue age               contribution age
                                        ---------               ----------------
                                        0-75                    82
                                        76                      83
                                        77                      84
                                        78-80                   85
                                        81-85                   87

              Contribution age          If the annuitant was 0-75 at contract issue, the maximum
              limitations (for          contribution age is 85.
              Accumulator(R)
              Select/SM/ contracts only

              See "Annuity maturity     The maturity date by which you must take a lump sum
              date" in "Accessing your  withdrawal or select an annuity payout option is as foll money" (for
              Accumulator(R),
              Accumulator(R)
              Elite/SM/, and
              Accumulator(R)
              Select/SM/ contracts
              only)
                                                                Maximum
                                        Issue age               annuitization age
                                        ---------               -----------------       -
                                        0-75                    85
                                        76                      86
                                        77                      87
                                        78-80                   88
                                        81-85                   90

              See "Annuity maturity     The maturity date by which you must take a lump sum
              date" in "Accessing your  withdrawal or select an annuity payout option is as foll money" (for
              Accumulator(R) Plus/SM/
              contracts only)
                                                                Maximum
                                        Issue age               Annuitization age
                                        ---------               -----------------
                                        0-75                    85
                                        76                      86
                                        77                      87
                                        78-80                   88

              Loans under Rollover TSA  Taking a loan in excess of the Internal Revenue Code lim
              contracts                 may result in adverse tax consequences. Please consult y
                                        tax adviser before taking a loan that exceeds the Intern
                                        Revenue Code limits.

              Special dollar cost       In Pennsylvania, we refer to this program as "enhanced
              averaging program (for    rate dollar cost averaging."
              Accumulator(R) and
              Accumulator(R) Elite/SM/
              contracts only)

              Withdrawal charge         For annuitants that are ages 84 and 85 when the contract
              schedule for issue ages   is issued in Pennsylvania, the withdrawal charge will be
              84 and 85 (for            computed in the same manner as for other contracts as
              Accumulator(R) contracts  described in "Charges and expenses" under "Withdrawal
              only)                     charge" earlier in this Prospectus, except that the
                                        withdrawal charge schedule will be different. For these
                                        contracts, the withdrawal charge schedule will be 5% of
                                        each contribution made in the first contract year,
                                        decreasing by 1% each subsequent contract year to 0% in
                                        the sixth and later contract years.
------------------------------------------------------------------------------------------------


                                    VIII-9


         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO  IRA, Roth IRA, Inherited IRA (for   Not Available
             Accumulator(R), Accumulator (R)
             Elite/SM/, and Accumulator(R)
             Select/SM/ contracts), QP and
             Rollover TSA contracts

             Beneficiary continuation option     Not Available
             (IRA)

             Tax Information -- Special rules    Income from NQ contracts we
             for NQ contracts                    issue is U.S. source. A Puerto
                                                 Rico resident is subject to
                                                 U.S. taxation on such U.S.
                                                 source income. Only Puerto
                                                 Rico source income of Puerto
                                                 Rico residents is excludable
                                                 from U.S. taxation. Income
                                                 from NQ contracts is also
                                                 subject to Puerto Rico tax.
                                                 The calculation of the taxable
                                                 portion of amounts distributed
                                                 from a contract may differ in
                                                 the two jurisdictions.
                                                 Therefore, you might have to
                                                 file both U.S. and Puerto Rico
                                                 tax returns, showing different
                                                 amounts of income from the
                                                 contract for each tax return.
                                                 Puerto Rico generally provides
                                                 a credit against Puerto Rico
                                                 tax for U.S. tax paid.
                                                 Depending on your personal
                                                 situation and the timing of
                                                 the different tax liabilities,
                                                 you may not be able to take
                                                 full advantage of this credit.
--------------------------------------------------------------------------------
TEXAS        See "Annual administrative charge"  The annual administrative
             in "Charges and expenses"           charge will not be deducted
                                                 from amounts allocated to the
                                                 Guaranteed interest option.
--------------------------------------------------------------------------------
UTAH         See "Transfers of ownership,        The second paragraph in this
             collateral assignments, loans and   section is deleted.
             borrowing" in "More information"
--------------------------------------------------------------------------------
VERMONT      Loans under Rollover TSA contracts  Taking a loan in excess of the
                                                 Internal Revenue Code limits
                                                 may result in adverse tax
                                                 consequences. Please consult
                                                 your tax adviser before taking
                                                 a loan that exceeds the
                                                 Internal Revenue Code limits.
--------------------------------------------------------------------------------
WASHINGTON   Guaranteed interest option (for     Not Available
             contracts issued from
             approximately December 2004 to
             December 2006)

             Investment simplifier --            Not Available
             Fixed-dollar option and Interest
             sweep option

             Fixed maturity options              Not Available

             Guaranteed Principal Benefit        Not Available
             Options 1 and 2

             Protection Plus/SM/                 Not Available

             See "Guaranteed minimum death       You have a choice of the
             benefit" in "Contract features and  standard death benefit, the
             benefits"                           Annual Ratchet to age 85
                                                 enhanced death benefit, or the
                                                 Greater of 4% Roll-Up to age
                                                 85 or the Annual Ratchet to
                                                 age 85 enhanced death benefit.

             See "Annual administrative charge"  The annual administrative
             in "Charges and expenses"           charge will be deducted from
                                                 the value in the variable
                                                 investment options on a pro
                                                 rata basis.

             See "Withdrawal charge" in          The 10% free withdrawal amount
             "Charges and expenses" (for         applies to full surrenders.
             Accumulator(R), Accumulator(R)
             Plus/SM/, and Accumulator(R)
             Elite/SM/ contracts only)

             See "Disability, terminal illness,  The annuitant has qualified to
             or confinement to nursing home"     receive Social Security
             under "Withdrawal charge" in        disability benefits as
             "Charges and expenses" (for         certified by the Social
             Accumulator(R), Accumulator(R)      Security Administration or a
             Plus/SM/, and Accumulator(R)        statement from an independent
             Elite/SM/ contracts only)           U.S. licensed physician
                                                 stating that the annuitant
                                                 meets the definition of total
                                                 disability for at least 6
                                                 continuous months prior to the
                                                 notice of claim. Such
                                                 disability must be
                                                 re-certified every 12 months.
             Special dollar cost averaging       .   Available only at issue.
             program (for contracts issued from
             approximately December 2004 to      .   Subsequent contributions
             December 2006) (for Accumulator(R)      cannot be used to elect
             and Accumulator(R) Elite/SM/            new programs. You may make
             contracts only)                         subsequent contributions
                                                     to the initial programs
                                                     while they are still
                                                     running.
--------------------------------------------------------------------------------


                                    VIII-10


         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

Appendix IX: Contract Variations

--------------------------------------------------------------------------------


The contracts described in this Prospectus are no longer sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date indicated below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.


In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VIII earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.


-------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT        VARIATION
-------------------------------------------------------------------------------
October 2005-October      Guaranteed minimum     Available for contracts
2007 (Oregon              death                  issued from approximately
Accumulator(R) Plus       benefit/Guaranteed     October 1, 2005 to
contracts only)           minimum income         October 22, 2007 only.
                          benefit roll-up
                          benefit base reset

January 2005-October      Guaranteed minimum     Available for contracts
2007 (Oregon              income benefit no      issued from approximately
Accumulator(R) Plus       lapse guarantee        January 1, 2005 to
contracts only)                                  October 22, 2007 only.
-------------------------------------------------------------------------------

April 1, 2002-April 4,    Types of contracts     QP defined contribution
2002 (for Accumulator(R)                         contracts were available.
Select/SM/ contracts
only)
-------------------------------------------------------------------------------

April 2002-May 2002 (for  See "Transferring      The fifth bullet is deleted
Accumulator(R)            your account value"    in its entirety.
select/SM/ contracts      in "Transferring your
only)                     money among
                          investment options"
-------------------------------------------------------------------------------

April 4, 2002-June 2002   Owner and annuitant    Non-Natural owners are not
(for Accumulator(R)       requirements           permitted.
Select/SM/ contracts
only)
-------------------------------------------------------------------------------
April 2002-December 2003  We require that a      Authorization for telephone
                          specific form that we  transfers by your financial
                          provide be used for    professional are available
                          certain types of       only for contracts
                          communications.        distributed through AXA
                                                 Distributors.
-------------------------------------------------------------------------------
April 2002-November 2002  Inherited IRA          Unavailable -- accordingly,
(for Accumulator(R),      beneficiary            all references in this
Accumulator(R)            Continuation contract  Prospectus to "Inherited IRA
Elite/SM/, and                                   beneficiary Continuation
Accumulator(R) Select                            contract" are deleted in
contracts only)                                  their entirety.
-------------------------------------------------------------------------------
April 2002-February 2003  Guaranteed minimum     The fee for this benefit was
                          income benefit         0.45%

                          Annual Ratchet to age  The fee for this benefit was
                          85                     0.20%

                          6% Roll-Up to age 85   The fee for this benefit was
                                                 0.35%

                          The Greater of 6%      The fee for this benefit was
                          Roll-Up to age 85 of   0.45%
                          the Annual Ratchet to
                          age 85
-------------------------------------------------------------------------------

April 2002-July 2003      Guaranteed interest    No limitations regarding
(for Accumulator(R)       option                 allocations or transfers into
Plus/SM/ and                                     the guaranteed interest
Accumulator(R) Elite/SM/                         account
contracts only)

                          See "Transferring      The fourth bullet is deleted
                          your account value"    in its entirety.
                          in "Transferring your
                          money among
                          investment options"
-------------------------------------------------------------------------------
April 2002-August 2003    Annuitant issue age    Ages 86-90. For contracts
(for Accumulator(R)                              with an annuitant who was age
contracts only)                                  86-90 at issue, the following
                                                 apply: (1) standard death
                                                 benefit only was available,
                                                 and (2) no withdrawal charge
                                                 applies.
-------------------------------------------------------------------------------

                       APPENDIX IX: CONTRACT VARIATIONS

-------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT        VARIATION
-------------------------------------------------------------------------------
April 2002-September 2003 The guaranteed         GPB 2 -- unavailable
                          principal benefits

                                                 GPB 1 known as Principal
                                                 assurance

                                                 GPB 1 is available with both
                                                 systematic and substantially
                                                 equal withdrawals

                                                 GPB 1 is available with
                                                 guaranteed minimum income
                                                 benefit

                          Spousal protection     Unavailable -- accordingly,
                                                 all references in this
                                                 Prospectus to "Spousal
                                                 protection" are deleted in
                                                 their entirety.

                          Maximum contributions  The maximum contributions
                                                 permitted under all
                                                 Accumulator series contracts
                                                 with the same owner or
                                                 annuitant is $1,500,000.

                          Guaranteed minimum     84 for Accumulator(R)
                          death benefit maximum  contracts (not including
                          issue age              Flexible premium IRA,
                                                 Inherited IRA and QP
                                                 contracts); 80 for
                                                 Accumulator(R) Plus/SM/
                                                 contracts (not including QP
                                                 contracts); 84 for
                                                 Accumulator(R) Elite/SM/
                                                 contracts (not including QP
                                                 or Inherited IRA contacts);
                                                 84 for Accumulator(R)
                                                 Select/SM/ contracts
-------------------------------------------------------------------------------
April 2002-September      Protection Plus        The maximum issue age for
2003,                                            this benefit was 79.
continued

                                                 For issue ages 71-79, the
                                                 applicable death benefit will
                                                 be multiplied by 25%.

                                                 In calculating the death
                                                 benefit, contributions are
                                                 decreased for withdrawals on
                                                 a pro rata basis.



    Charges we deduct from your variable           Mortality and expense risks Administrative                   0.75%
    investment options expressed as an annual      Distribution                                                 0.25%
    percentage of daily net assets and             Total Separate account annual expenses                       0.20%
    Administrative charge (for Accumulator(R)                                                                   1.20%
    contracts only)

    Charges we deduct from your variable           Mortality and expense risks Administrative                   0.90%
    investment options expressed as an annual      Distribution                                                 0.25%
    percentage of daily net assets and             Total Separate account annual expenses                       0.25%
    Administrative charge (for Accumulator(R)                                                                   1.40%
    Accumulator(R) Plus/SM/, and Accumulator(R)
    Elite/SM/ contracts only)

    Charges we deduct from your variable           Mortality and expense risks Administrative                   1.10%
    investment options expressed as an annual      Distribution                                                 0.25%
    percentage of daily net assets and             Total Separate account annual expenses                       0.25%
    Administrative charge (for Accumulator(R)                                                                   1.60%
    Elite/SM/ contracts only)

    Guaranteed option charges                      If the contract is surrendered or annuitized or the death benefit is paid on a date other than the contract date anniversary, we will not deduct a pro rata portion of the charge for any
                                                   applicable guaranteed benefit.

    Withdrawals treated as surrenders              We will not treat a withdrawal that results in a cash value of less than $500 as a request for a surrender. We will not
                                                   terminate your contract if you do not make contributions for three contract years.
---------------------------------------------------------------------------------------------------------------------

                       APPENDIX IX: CONTRACT VARIATIONS

--------------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD   FEATURE/BENEFIT                                 VARIATION
--------------------------------------------------------------------------------------------------------------------

                           Guaranteed minimum income benefit               Subject to state availability, this
                           option                                          option guarantees you a minimum amount
                                                                           of fixed income under your choice of a
                                                                           life annuity fixed payout option or an
                                                                           Income Manager(R) level payment life
                                                                           with a period certain payout option.

                                                                           Known as the Living Benefit.
                           Credits (for Accumulator(R) Plus/SM/ contracts  FIRST YEAR TOTAL     CREDIT
                           only)                                           CONTRIBUTIONS        PERCENTAGE APPLIED
                                                                           BREAKPOINTS          TO CONTRIBUTIONS
                                                                           -----------------------------------------
                                                                           Less than $250,000   4%
                                                                           -----------------------------------------
                                                                           $250,000-$999,999.99 5%
                                                                           -----------------------------------------
                                                                           $1 million or more   6%



                                           Partial withdrawals              For Accumulator(R) and Accumulator(R)
                                                                            Plus/SM/ contracts, your free
                                                                            withdrawal amount is 15%. For
                                                                            Accumulator(R) Elite/SM/ contracts,
                                                                            partial withdrawals will be subject to
                                                                            a withdrawal charge if they exceed the
                                                                            15% free withdrawal amount.

                                           Systematic withdrawals           Your systematic withdrawal may not
                                                                            exceed 1.20% (monthly), 3.60%
                                                                            (quarterly) or 15% (annually) of
                                                                            account value.

                                           Guaranteed optional benefits     In calculating any guaranteed optional
                                           (for Accumulator(R) Plus/SM/     benefit base, any applicable credit is
                                           contracts only)                  included.

                                           How withdrawals (and transfers   If you take a withdrawal(s) up to 6% of
                                           out of the Special 10 year       your benefit base during a contract
                                           fixed maturity option) affect    year, your benefit base will be reduced
                                           your Guaranteed minimum income   on a dollar-for-dollar basis on the
                                           benefit, Guaranteed minimum      Guaranteed minimum income benefit and
                                           death benefit and Guaranteed     the Guaranteed minimum death benefit
                                           principal benefit option 2       (including the Greater of 6% Roll-Up to
                                                                            age 85 and the Annual Ratchet to age 85
                                                                            enhanced death benefit). Once a
                                                                            withdrawal is taken that causes the sum
                                                                            of withdrawals in a contract year to
                                                                            exceed 6% of your benefit base, each
                                                                            guaranteed benefit base will then be
                                                                            reduced pro rata.
--------------------------------------------------------------------------------------------------------------------

April 2002-March 2004                      Protection Plus/SM/ benefit      For the State of Minnesota only:
                                                                            Unavailable -- accordingly, all
                                                                            references in this Prospectus to
                                                                            "Protection Plus/SM/" are deleted in
                                                                            their entirety.
--------------------------------------------------------------------------------------------------------------------
April 2002-July 2004                       Principal Protector/SM/ benefit  Unavailable -- accordingly, all references in this Prospectus to
                                                                            "Principal Protector" are deleted in
                                                                            their entirety.
--------------------------------------------------------------------------------------------------------------------
April 2002-December 2004                   Termination of guaranteed        Your guaranteed benefits will not
                                           benefits                         automatically terminate if you change
                                                                            ownership of your NQ contract.

                                           Ownership Transfer of NQ         If you transfer ownership of your NQ
                                                                            contract, your guaranteed benefit
                                                                            options will not be automatically
                                                                            terminated.
--------------------------------------------------------------------------------------------------------------------
April 2002-January 2005                    No lapse guarantee               Unavailable.
--------------------------------------------------------------------------------------------------------------------
April 2002-October 2005                    Roll-Up benefit base reset       Unavailable.
--------------------------------------------------------------------------------------------------------------------
April 2002-March 2006 (for Accumulator(R)  Recovery of credit due to death  Not applicable
Plus/SM/ contracts only)                   within one year of contribution

                                           Net crediting                    Not applicable
--------------------------------------------------------------------------------------------------------------------

                       APPENDIX IX: CONTRACT VARIATIONS

-------------------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD                     FEATURE/BENEFIT VARIATION
-------------------------------------------------------------------------------------------------------------------------
February 2003-September 2003                 Annual          The fee for this benefit was 0.30%
                                             Ratchet
                                             to age 85

                                             6%              The fee for this benefit was 0.45%
                                             Roll-Up
                                             to age 85

                                                             The fee for this benefit is 0.60%
                                             Guaranteed
                                             minimum
                                             income
                                             benefit
-------------------------------------------------------------------------------------------------------------------------
September 2003-January 2004                  For
                                             Accumulator(R),
                                             Accumulator(R)
                                             Elite/SM/,
                                             and
                                             Accumulator(R)
                                             Select/SM/
                                             contracts
                                             only,
                                             guaranteed
                                             minimum
                                             income
                                             benefit
                                             and, for
                                             the
                                             Accumulator(R)
                                             series
                                             contracts,
                                             greater
                                             of the 6%
                                             Roll-Up
                                             to age 85
                                             or the
                                             Annual
                                             Ratchet
                                             to age 85
                                             enhanced
                                             death
                                             benefit:

                                             Benefit         The effective annual interest credited to the applicable
                                             base            benefit base is 5%./(1) /Accordingly, all references in
                                             crediting       this Prospectus to the "6% Roll-Up benefit base" are
                                             rate            deleted in their entirety and replaced with "5% Roll-Up
                                                             benefit base."

                                             Fee table       Greater of the 5% Roll-Up to age 85 or the Annual Ratchet
                                                             to age 85 enhanced death benefit charge: 0.50%. For
                                                             Accumulator(R), Accumulator(R) Elite/SM/, and
                                                             Accumulator(R) Select/SM/ contracts only, guaranteed
                                                             minimum income benefit charge: 0.55%./(1)/

                                             Effect of       Withdrawals will reduce each of the benefit bases on a pro
                                             withdrawals     rata basis only.
                                             on your
                                             Greater
                                             of the 5%
                                             Roll-Up
                                             to age 85
                                             or the
                                             Annual
                                             Ratchet
                                             to age 85
                                             enhanced
                                             death
                                             benefit
-------------------------------------------------------------------------------------------------------------------------
September 2003-February 2004 (for the        How             In calculating whether your withdrawal will reduce your
Guaranteed minimum income benefit)           withdrawals     Roll-Up benefit base portion of your Guaranteed minimum
and January 2004-February 2005 (for the      affect          income benefit base on a pro rata or dollar-for-dollar
Greater of the 6% Roll-Up to age 85 or       your            basis, withdrawal charges will be included in the
the Annual Ratchet to age 85 enhanced        Guaranteed      withdrawal amount.
death benefit:) (for Accumulator(R),         minimum
Accumulator(R) Plus/SM/, and Accumulator(R)  income
Elite/SM/ contracts only)                    benefit
                                             and
                                             Greater
                                             of the 6%
                                             Roll-Up
                                             to age 85
                                             or the
                                             Annual
                                             Ratchet
                                             to age 85
                                             enhanced
                                             death
                                             benefit:
-------------------------------------------------------------------------------------------------------------------------
September 2003-February 2009                 6%              Unavailable -- accordingly, all references to this feature
                                             Roll-Up         are deleted in their entirety.
                                             to age 85
                                             enhanced
                                             death
                                             benefit
-------------------------------------------------------------------------------------------------------------------------
January 2004-February 2009                   Greater         Unavailable -- accordingly, all references to this feature
                                             of 5%           are deleted in their entirety.
                                             Roll-Up
                                             to age 85
                                             or the
                                             Annual
                                             Ratchet
                                             to age 85
                                             enhanced
                                             death
                                             benefit
-------------------------------------------------------------------------------------------------------------------------

(1)Contract owners who elected the Guaranteed minimum income benefit and/or the Greater of the 5% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit had a limited opportunity to change to the new versions of these benefits, as they are described in "Contract features and benefits" and "Accessing your money," earlier in this Prospectus.

                       APPENDIX IX: CONTRACT VARIATIONS

Appendix X: Tax-sheltered annuity contracts (TSAs)


WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. Please see "How you can contribute to your contract" under "Contract features and benefits" earlier in this Prospectus for more information.


--------------------------------------------------------------------------------

GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity" contracts ("TSAs"). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under
Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 ("Rev. Rul. 90-24"), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.


CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

We no longer accept contributions to TSA contracts. Contributions to an Accumulator(R) Series TSA contracts had been extremely limited. AXA Equitable had permitted Contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must have agreed to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable did not accept employer-remitted contributions. AXA Equitable did not accept contributions of after-tax funds, including designated Roth contributions to the Accumulator(R) Series TSA contracts. We had accepted contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Previously, contributions must have been made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.


DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.


WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:


..   the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

..   the owner dies; or


..   the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.


TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under "Federal and state income tax withholding and information reporting" in the "Tax information" section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

              APPENDIX X: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.


DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

..   The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

   (1)the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

   (2)$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.


..   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.


..   All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

..   the loan does not qualify under the conditions above;

..   the participant fails to repay the interest or principal when due; or

..   in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default is reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

              APPENDIX X: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.


Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan) are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the "Tax information" section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION.

The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

..   For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.


..   403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.


SPOUSAL CONSENT RULES


Your employer told us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.


If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

..   in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).

              APPENDIX X: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

Appendix XI: Rules regarding contributions to your contract

With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)

                     .   0-80 (ACCUMULATOR(R) PLUS/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT
                     .   $100 monthly and $300 quarterly under our automatic investment program (additional)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS
                     .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   For annuitants up to age 83 at contract issue, no additional contributions may be made after
CONTRIBUTIONS/(1)/       attainment of age 84 or, if later, the first contract date anniversary. For annuitants age 84 or later at contract issue, additional contributions may be made up to one year from contract issue. (Accumulator(R))

                     .   No additional contributions after attainment of age 87. (Accumulator(R) Elite/SM/)

                     .   No additional contributions may be made after attainment of age 86, or if later, the first contract date anniversary. (Accumulator(R) Select/SM/)

                     .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                  ROLLOVER IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)

                     .   20-80 (ACCUMULATOR(R) PLUS/SM/ )
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.

                     .   Rollovers from another traditional individual retirement arrangement.

                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.

                     .   Regular IRA contributions.

                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   For annuitants up to age 83 at contract issue, no additional contributions may be made after
CONTRIBUTIONS/(1)/       attainment of age 84 or, if later, the first contract date anniversary. For annuitants age 84 or later at contract issue, additional contributions may be made up to one year from contract issue. (Accumulator(R))

                     .   No additional contributions after attainment of age 87. (Accumulator(R) Elite/SM/)

                     .   No additional contributions may be made after attainment of age 86, or, if later, the first contract date anniversary. (Accumulator(R) Select/SM/)

                     .   No additional contributions after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)

                     .   Contributions made after age 70 1/2 must be net of required minimum distributions.

                     .   Although we accept regular IRA contributions (limited to $5,500) under Rollover IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------


(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VIII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX XI: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                    ROTH CONVERSION IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)

                          .   20-80 (ACCUMULATOR(R) PLUS/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Rollovers from another Roth IRA.

                          .   Rollovers from a "designated Roth contribution account" under specified retirement plans.

                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.

                          .   Direct transfers from another Roth IRA.

                          .   Regular Roth IRA contributions.

                          .   Additional catch-up contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   For annuitants up to age 83 at contract issue, no additional contributions may be made after
CONTRIBUTIONS/(1)/            attainment of age 84 or, if later, the first contract date anniversary. For annuitants age 84 or later at contract issue, additional contributions may be made up to one year from contract issue. (Accumulator(R))

                          .   No additional contributions after attainment of age 87. (Accumulator(R) Elite/S)M/)

                          .   No additional contributions may be made after attainment of age 86, or, if later, the first contract date anniversary. (Accumulator(R) Select/SM/)

                          .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)

                          .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.

                          .   Although we accept Roth IRA contributions (limited to $5,500) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.
------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                       INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   0-70 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $1,000
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.

                          .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified cir- cumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   Any additional contributions must be from the same type of IRA of the same deceased owner.
CONTRIBUTIONS/(1)/
------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                            QP
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-75 (ACCUMULATOR(R) & ACCUMULATOR(R) ELITE/SM/)

                          .   20-70 (ACCUMULATOR(R) PLUS/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $500
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Only transfer contributions from other investments within an existing qualified plan trust.

                          .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.

                          .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   A separate QP contract must be established for each plan participant.
CONTRIBUTIONS/(1)/
                          .   We do not accept regular on-going payroll contributions or contributions directly from the employer.

                          .   Only one additional transfer contribution may be made during a contract year.

                          .   No additional transfer contributions after the annuitant's attainment of age 76 (age 71 under
                              Accumulator(R) Plus/SM/ contracts) or if later, the first contract date anniversary.

                          .   Contributions after age 70 1/2 must be net of any required minimum distributions.

See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------


(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VIII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX XI: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                   FLEXIBLE PREMIUM IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-70 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
                          .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular traditional IRA contributions.

                          .   Additional catch-up contributions.

                          .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
                              457(b) plans.

                          .   Rollovers from another traditional individual retirement arrangement.

                          .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No regular IRA contributions in the calendar year you turn age 70 1/2 and thereafter.
CONTRIBUTIONS/(1)/
                          .   Regular contributions may not exceed $5,500.

                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but un- der age 70 1/2 at any time during the calendar year for which the contribution is made.

                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium IRA contract, we intend that the contract be used for ongoing regular contributions.

                          .   No additional contributions may be made after attainment of age 86.

                          .   Additional contributions after age 70 1/2 must be net of required minimum distributions.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 FLEXIBLE PREMIUM ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
                          .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular Roth IRA contributions.

                          .   Additional catch-up contributions.

                          .   Rollovers from another Roth IRA.

                          .   Rollovers from a ''designated Roth contribution account'' under specified retirement plans.

                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.

                          .   Direct transfers from another Roth IRA.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   For annuitants up to age 83 at contract issue, no additional contributions may be made after
CONTRIBUTIONS/(1)/            attainment of age 84, or, if later, the first contract date anniversary.

                          .   For annuitants age 84 and older at contract issue, additional contributions may be made up to one year from contract issue.

                          .   Contributions are subject to income limits and other tax rules.

                          .   Regular Roth IRA contributions may not exceed $5,500.

                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium Roth
                              IRA contract, we intend that the contract be used for ongoing regular Roth IRA contributions.
------------------------------------------------------------------------------------------------------------------------------


(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VIII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.

          APPENDIX XI: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE

Who is AXA Equitable?                                                 2

Unit Values                                                           2

Custodian and Independent Registered Public Accounting Firm           2

Distribution of the Contracts                                         2

Financial Statements                                                  2

Condensed Financial Information                              Appendix I


HOW TO OBTAIN AN ACCUMULATOR(R) PLUS/SM/ STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Plus/SM/ SAI for SEPARATE ACCOUNT NO.
49 dated May 1, 2013.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



Accumulator '02/'04,'06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0 All
                                                                      #416997

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2013


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Series Prospectus, dated May 1, 2013. That Prospectus provides detailed information concerning the contracts and the variable investment options, the fixed maturity options (if available under your contracts) and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.


            TABLE OF CONTENTS

            Who is AXA Equitable?                                 2

            Unit Values                                           2

            Custodian and Independent Registered Public
              Accounting Firm                                     2

            Distribution of the Contracts                         2

            Financial Statements                                  2

            Condensed Financial Information              Appendix I





             Copyright 2013 AXA Equitable Life Insurance Company.

    All rights reserved. Accumulator(R) is a registered service mark of AXA
                       Equitable Life Insurance Company.


                                                                 Accumulator(R)
                                                   '02/'04,'06/'06.5,'07/'07.5,
                                                               8.0/8.2/8.3, 9.0
                                                                        #416997

WHO IS AXA EQUITABLE?


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Accumulator(R) Series.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                   a
                                   ----      --c
                               (   b   )

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the daily mortality and expense risks charge, administrative charge and any applicable distribution charge relating to the contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.70%. Your contract charges may be less.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.


The financial statements of the Separate Account at December 31, 2012 and for each of the two years in the period ended December 31, 2012, and the consolidated financial statements of AXA Equitable at December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account
No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $575,594,540 in 2012, $562,732,447 in 2011, and $399,625,078 in 2010, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $16,167,554, $15,092,209, and $10,963,063, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2012, 2011 and 2010. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $630,130,187 in 2012, $529,410,549 in 2011 and
$576,147,169 in 2010. Of these amounts, AXA Advisors retained $371,036,017, $268,084,019 and $364,376,758 respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.


CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this SAI for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2012.

Appendix I: Condensed financial information


--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.25%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.


------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008     2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.33 $ 11.82 $ 12.94 $ 11.59 $  9.22 $  15.35 $ 14.64 $ 12.58 $ 11.79 $10.68
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    16,663  19,298  20,691  22,033  23,024   23,506  22,269  12,752   5,189    186
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.58 $ 12.18 $ 12.11 $ 11.43 $ 10.54 $  12.00 $ 11.48 $ 10.93 $ 10.80 $10.32
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,395  12,889  13,360  13,575  11,977    5,888   5,079   3,564   1,608    153
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.73 $ 12.01 $ 12.25 $ 11.37 $ 10.06 $  12.65 $ 12.14 $ 11.31 $ 11.09 $10.42
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    14,403  14,485  15,195  16,395  15,870   14,367  13,188   8,710   3,924     78
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.95 $ 12.05 $ 12.50 $ 11.52 $  9.97 $  13.37 $ 12.74 $ 11.69 $ 11.30 $10.52
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    52,841  57,988  62,771  66,947  68,049   69,894  68,613  49,852  22,917  1,082
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.62 $ 12.36 $ 13.17 $ 11.96 $  9.93 $  14.74 $ 14.03 $ 12.41 $ 11.78 $10.68
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    72,366  80,135  87,112  92,197  97,959  104,476  99,167  58,275  20,548    815
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.86 $ 15.65 $ 15.95 $ 12.12 $  9.05 $  16.55 $ 14.37 $ 13.35 $ 12.12 $10.77
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,606   2,858   3,010   3,041   3,292    3,394   3,592   2,764   1,487    109
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.28 $  8.91 $  9.98 $  8.13 $  6.42 $   9.77 $ 10.83      --      --     --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       532     627     729     710     759      459     191      --      --     --
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.89 $ 12.38 $ 12.94 $ 11.67 $  9.07 $  14.48 $ 14.49 $ 12.14 $ 11.94 $10.93
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,077   7,546   7,572   7,160   6,950    7,283   7,573   6,492   4,028    189
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.73 $  5.79 $  5.89 $  5.15 $  4.68 $   7.00 $  6.83 $  5.97 $  5.69     --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,949   4,650   4,784   4,976   5,451    4,851   5,155   3,884     224     --
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.77 $ 10.21 $ 10.31 $  9.28 $  7.18 $  13.27 $ 11.99 $ 11.53 $ 10.74 $10.50
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       623     666     714     771     812      841     860     679     278     17
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)




---------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                          2012   2011    2010    2009    2008    2007    2006    2005    2004   2003
---------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $14.40 $ 12.42 $ 12.09 $ 10.58 $  8.15 $ 13.67 $ 13.62 $ 12.31 $11.75 $10.73
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    7,161   8,110   9,210  10,220  11,194  12,780   4,859   4,008  2,468    154
---------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.93 $ 11.33 $ 11.41 $  9.97 $  7.87 $ 14.18 $ 13.88 $ 12.69 $12.32 $10.94
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,700   7,433   8,347   9,230   9,704  10,999  12,334   9,642  5,278    307
---------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $11.13 $ 10.93 $ 10.56 $ 10.11 $  9.97 $ 11.09 $ 10.89 $ 10.60 $10.50 $10.21
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    8,912   9,194  10,953  11,826  10,724  13,997  13,554  10,991  4,339    252
---------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.04 $  9.08 $  9.65 $  8.74 $  6.67 $ 11.12 $ 10.85      --     --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,211   2,397   2,746   2,865   2,935   2,234     597      --     --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $14.12 $ 12.41 $ 12.38 $ 10.96 $  8.82 $ 14.24 $ 13.74 $ 12.09 $11.73 $10.77
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    8,641   8,876   9,596  10,178  10,559  11,374  11,573  10,047  5,582    374
---------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $13.59 $ 12.05 $ 13.01 $ 11.43 $  9.05 $ 15.35 $ 13.64 $ 12.63 $11.55 $10.59
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    9,541  10,915  12,490  14,342  16,060  16,822  17,558  12,004  4,974    348
---------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.89 $  9.91 $ 10.03 $  9.13 $  7.08 $ 10.51 $ 10.43      --     --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,994   4,459   4,636   5,541   5,337   5,438   1,560      --     --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.77 $  7.74 $  8.21 $  7.53 $  5.93 $  9.52      --      --     --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,391   3,443   3,654   3,919   3,488   2,777      --      --     --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $13.13 $ 12.63 $ 12.62 $ 11.66 $ 10.12 $ 11.89 $ 11.65 $ 10.51     --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,732   1,795   1,652   1,452   1,492   1,654   1,305     475     --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $42.01 $ 36.10 $ 37.88 $ 28.92 $ 20.70 $ 30.24 $ 28.02 $ 23.87 $23.18     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,315   2,459   2,564   2,481   2,324   2,364   1,848   1,166     78     --
---------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.62 $ 12.32 $ 11.95 $ 11.38 $ 11.30 $ 10.75 $  9.96 $  9.75     --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,878   4,058   3,729   3,352   3,500   1,927   1,258     100     --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $24.01 $ 20.79 $ 24.01 $ 21.81 $ 14.72 $ 34.95 $ 24.92 $ 18.41 $14.04 $11.50
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,328   4,783   5,415   5,923   5,840   6,239   6,367   4,108  1,431     64
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $11.51 $ 11.54 $ 11.10 $ 10.79 $ 11.18 $ 10.93 $ 10.36 $ 10.17 $10.17 $10.10
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,777   2,706   2,180   2,428   2,898   2,207   2,015   1,844  1,271    119
---------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)




---------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005   2004   2003
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.38 $ 12.52 $ 15.27 $ 14.15 $ 10.59 $ 19.45 $ 17.09 $14.52 $12.55 $11.19
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,699   6,349   6,638   6,923   7,012   7,341   7,928  5,898  3,195    150
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.65 $ 11.02 $ 12.71 $ 12.23 $  9.75 $ 20.03 $ 18.16 $14.88 $13.07 $11.20
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,525   5,996   6,646   7,341   8,362   9,113   8,352  5,355  1,996     93
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.36 $ 12.38 $ 14.96 $ 14.28 $ 11.10 $ 19.73 $ 18.13 $14.61 $13.34 $11.11
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,552   5,026   5,498   5,740   6,161   7,019   7,280  5,025  1,602     73
---------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.22 $ 11.54 $ 12.33 $ 11.12 $  8.51 $ 14.31 $ 14.67 $12.34 $12.02 $10.98
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,062   1,219   1,337   1,342   1,391   1,615   1,576  1,298    769     63
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.18 $ 11.61 $ 12.27 $ 10.89 $  8.71 $ 14.10 $ 13.74 $12.32 $11.64 $10.58
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       700     761     867     933     913     965   1,098  1,065    679     51
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.43 $ 13.62 $ 13.48 $ 11.77 $  8.75 $ 13.91 $ 12.36 $12.58 $11.08 $10.36
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,164   2,145   2,192   2,408   2,387   2,459   2,328  1,804    829     60
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.63 $ 13.03 $ 13.69 $ 12.11 $  9.10 $ 14.91 $ 13.06 $12.27 $11.40 $10.25
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,044   3,419   1,377   1,512   1,751   1,842   1,399    992    530     22
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.73 $  5.85 $  5.94 $  5.25 $  4.46 $ 10.43 $ 11.23 $10.64     --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,405   5,007   2,219   2,221   1,968   2,132   2,181    386     --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.46 $ 10.01 $ 10.68 $  9.60 $  8.07 $ 14.42 $ 15.30 $12.77 $12.26 $10.95
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,780  12,275  13,845  15,428  17,011  19,821  13,336  9,974  5,206    329
---------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.58 $ 11.04 $ 12.22 $ 10.86 $  8.76 $ 12.85 $ 11.76 $10.57     --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,279   1,517   1,451   1,427   1,147     928     841    415     --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.49 $ 13.10 $ 14.86 $ 13.09 $  9.66 $ 16.38 $ 14.28 $11.51     --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,630   2,431   2,305   1,995   1,783   1,672   1,109    358     --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.96 $ 12.94 $ 13.43 $ 10.81 $  8.03 $ 16.04 $ 15.04 $13.66 $13.00 $11.35
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,773   6,089   8,745   7,651   8,169   8,656   9,034  6,968  3,775    306
---------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.49 $ 13.22 $ 14.78 $ 12.22 $  9.11 $ 15.27 $ 15.71 $14.15 $12.87 $11.06
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,673   9,712  10,926  12,503   5,616   6,788   7,522  6,055  2,897    148
---------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



-------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007   2006   2005   2004   2003
-------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.29 $ 10.42 $ 10.55 $ 10.69 $ 10.82 $10.73 $10.38 $10.06 $ 9.93 $ 9.98
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,762   4,454   4,558   5,685   9,274  4,875  3,721  2,172  1,335    252
-------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.05 $  5.44 $  5.36 $  5.01 $  3.91 $ 5.90 $ 4.95 $ 4.64 $ 4.46     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,031   3,099   3,294   3,417   3,564  2,019  1,387  1,014    143     --
-------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.66 $ 15.51 $ 17.02 $ 13.03 $  8.40 $16.15 $13.36 $12.38     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,552   3,877   3,905   3,700   3,245  2,890  2,067    742     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.55 $  8.47 $  8.98 $  8.12 $  6.57 $10.75 $10.71     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,679   1,950   2,191   2,571   2,806  3,036  1,134     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.32 $  9.52 $ 10.55 $  9.28 $  6.78 $11.58 $11.09     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,384   2,371   1,897   1,377   1,127    772    217     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.78 $ 10.76 $ 10.92 $ 10.96 $ 10.28 $10.85 $ 9.86 $ 9.94     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,069  11,075  12,574  12,957  10,323  7,128  6,212  2,883     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.46 $ 11.30 $ 11.31 $ 10.78 $ 10.29 $11.15 $10.80 $10.54 $10.46 $10.21
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,322   4,817   5,304   5,975   3,340  4,076  4,096  3,152  1,612     84
-------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.75 $ 13.80 $ 14.56 $ 11.72 $  9.41 $14.46 $14.92 $12.84 $12.47 $10.73
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,987   3,244   3,545   3,897   3,503  3,740  3,972  2,861  1,702    121
-------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.71 $ 15.93 $ 16.45 $ 14.32 $ 10.16 $17.81 $16.82 $17.74 $17.28     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,385   2,129   2,236   2,034   1,665  1,733    578    688     53     --
-------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.26 $  7.86 $  8.68 $  8.14 $  6.34 $10.85 $10.76     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,382   1,615   1,576   1,698   1,872  2,332    950     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.82 $  5.22 $  5.44 $  4.88 $  3.73 $ 6.30 $ 6.30 $ 5.59 $ 5.19     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,553   1,683   1,577   1,716   1,764  2,181  2,323  1,420     96     --
-------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.69 $ 10.00 $ 10.33 $  9.08 $  7.16 $11.50 $11.94 $10.44     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,185   3,403   3,440   3,717   4,223  4,546  4,735  2,313     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.92 $ 14.23 $ 15.31 $ 13.22 $  9.54 $13.34 $12.14 $11.61 $11.31 $10.70
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,728   3,664   3,103   2,715   2,079  2,119  1,943  1,920  1,379     85
-------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.47 $11.06 $11.95 $10.29 $ 7.59 $14.42 $13.11 $12.63 $11.82 $10.68
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,037  4,634  5,358  3,811    834    861  1,071    674    354     14
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.93 $13.38 $12.80 $12.21 $11.41 $11.28 $10.75 $10.49 $10.44 $10.18
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    9,296  8,406  7,888  7,470  6,075  5,597  5,510  4,598  2,892    202
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.64 $11.73 $14.48 $13.71 $10.69 $20.51 $18.47 $14.93 $13.09 $11.25
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,737  3,045  3,317  3,660  3,883  4,242  4,388  2,637  1,558     68
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.52 $11.07 $12.10 $10.99 $ 8.40 $14.06 $13.56 $12.09 $11.47 $10.59
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      735    903    940    905    907  1,045  1,032    794    424     26
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.24 $12.48 $13.37 $11.97 $ 9.87 $15.97 $15.61 $13.24 $12.52 $11.08
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,285  2,652  2,975  3,372  4,032  4,381  4,449  3,350  1,540    106
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.09 $13.24 $14.55 $11.61 $ 8.30 $14.89 $13.48 $12.45 $11.63 $10.54
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,900  2,111  2,295  2,493  2,663  2,916  3,239  2,543  1,570    142
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.03 $14.14 $16.52 $13.39 $ 9.40 $14.86 $15.04 $13.27 $12.52 $11.01
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,054  2,335  2,341  2,352  2,512  2,709  2,904  2,263  1,454    126
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.90 $11.44 $11.02 $10.47 $ 9.67 $12.80 $12.57 $11.58 $11.38 $10.60
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,915  5,746  6,032  5,696  6,014  7,564  8,081  6,661  3,911    371
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.96 $ 7.23 $ 8.69 $ 6.89 $ 5.19 $ 9.08 $ 8.87 $ 8.15 $ 7.67     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,779  3,135  3,507  3,951  4,114  4,708  3,735  1,820     59     --
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.03 $11.30 $12.58 $10.23 $ 8.20 $13.36 $15.00 $13.08 $12.66 $10.95
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,860  4,283  4,833  5,478  6,215  7,198  8,534  6,948  3,850    232
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.55 $12.99 $13.82 $11.89 $ 7.60 $14.54 $12.46 $11.76 $10.70 $10.32
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,420  2,540  2,728  2,741  2,241  2,424  2,251  1,745    969     57
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.40%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.




---------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005   2004   2003
---------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.85 $ 10.53 $ 11.54 $ 10.35 $  8.25 $ 13.76 $ 13.15 $11.31 $10.61     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,026   3,546   4,365   4,748   5,254   5,174   3,354  2,256  1,088     --
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.84 $ 11.48 $ 11.43 $ 10.80 $  9.98 $ 11.37 $ 10.90 $10.39 $10.29     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,562   8,350   8,345   7,709   7,092   2,948   1,738  1,282    801     --
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.79 $ 11.13 $ 11.37 $ 10.57 $  9.37 $ 11.80 $ 11.34 $10.58 $10.39     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,790   4,843   5,336   5,065   4,543   3,876   2,715  2,129  1,570     --
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 49.61 $ 46.25 $ 48.05 $ 44.34 $ 38.43 $ 51.61 $ 49.25 $45.28 $43.82 $40.88
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,450   6,081   6,683   7,003   6,917   7,097   7,277  7,819  7,909  6,360
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.14 $ 11.04 $ 11.78 $ 10.71 $  8.91 $ 13.24 $ 12.62 $11.18 $10.63     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    14,933  16,713  18,400  18,681  18,061  18,918  14,805  9,443  5,246     --
---------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 22.28 $ 19.55 $ 19.95 $ 15.19 $ 11.35 $ 20.80 $ 18.08 $16.82 $15.30 $13.61
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,574   2,831   3,115   3,238   3,557   4,176   4,668  5,243  5,878  5,936
---------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.18 $  8.84 $  9.91 $  8.09 $  6.40 $  9.75 $ 10.82     --     --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       373     468     406     384     643     265     120     --     --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 22.86 $ 20.40 $ 21.36 $ 19.29 $ 15.02 $ 24.01 $ 24.06 $20.18 $19.88 $18.24
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,190   4,752   5,055   5,417   5,575   6,226   7,155  7,988  9,113  8,213
---------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.59 $  5.68 $  5.78 $  5.07 $  4.61 $  6.90 $  6.75 $ 5.90 $ 5.64     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,436   1,944   2,064   2,152   2,442   2,508   3,452  3,461    780     --
---------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.76 $  7.61 $  7.70 $  6.94 $  5.38 $  9.96 $  9.01 $ 8.68 $ 8.10 $ 7.93
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       453     560     585     612     681     793     885    933   1019    964
---------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.64 $ 11.78 $ 11.49 $ 10.06 $  7.76 $ 13.05 $ 13.02 $11.78 $11.27 $10.30
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,020   9,278  10,701  12,046  13,802  16,864   6,926  7,742  8,947  8,367
---------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)





------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $242.83 $213.06 $214.93 $188.13 $148.68 $268.31 $262.99 $240.95 $234.29 $208.22
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       326     365     419     462     501     602     722     838     942     814
------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.45 $ 14.21 $ 13.75 $ 13.18 $ 13.02 $ 14.50 $ 14.27 $ 13.90 $ 13.79 $ 13.44
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,602   8,196   9,351  10,278  11,027  14,294  15,682  17,324  17,843  18,211
------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.94 $  9.01 $  9.59 $  8.70 $  6.65 $ 11.09 $ 10.85      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,157   1,396   1,621   1,529   1,678   1,370     414      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 30.31 $ 26.68 $ 26.65 $ 23.63 $ 19.04 $ 30.81 $ 29.78 $ 26.24 $ 25.49 $ 23.45
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,354   5,897   6,702   7,232   7,882   8,846  10,152  11,790  13,022  12,430
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.19 $ 14.37 $ 15.54 $ 13.67 $ 10.85 $ 18.43 $ 16.39 $ 15.21 $ 13.93 $ 12.78
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,698   8,921  10,551  12,414  14,437  16,976  19,097  20,640  21,440  20,675
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.78 $  9.83 $  9.96 $  9.08 $  7.05 $ 10.49 $ 10.43      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,000   2,536   2,851   3,211   3,118   3,642   1,197      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.70 $  7.69 $  8.16 $  7.50 $  5.92 $  9.51      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,540   1,866   1,917   2,091   2,076   1,530      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.97 $ 12.50 $ 12.51 $ 11.57 $ 10.07 $ 11.85 $ 11.62 $ 10.50      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,105   1,177   1,051     966     810     903     738     348      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 40.48 $ 34.84 $ 36.61 $ 27.99 $ 20.07 $ 29.36 $ 27.24 $ 23.25 $ 22.60      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,500   1,676   1,860   1,672   1,365   1,218     640     626     173      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.48 $ 12.20 $ 11.85 $ 11.31 $ 11.25 $ 10.71 $  9.94 $  9.75      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,031   3,316   3,110   2,574   3,380   1,650     604      48      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.91 $ 15.53 $ 17.96 $ 16.34 $ 11.05 $ 26.27 $ 18.76 $ 13.88 $ 10.60 $  8.69
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,966   4,556   5,762   6,743   6,223   8,000   8,412   8,800   7,052   5,307
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.70 $ 20.80 $ 20.03 $ 19.49 $ 20.23 $ 19.80 $ 18.80 $ 18.49 $ 18.52 $ 18.42
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,018   2,443   2,751   3,150   3,868   4,012   4,496   5,175   5,829   6,022
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.06 $ 10.52 $ 12.84 $ 11.92 $  8.94 $ 16.43 $ 14.47 $ 12.30 $ 10.65 $  9.51
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,238   4,918   5,774   6,378   6,917   7,442   8,727   9,574  10,189   8,648
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.65 $ 11.03 $ 12.74 $ 12.28 $  9.80 $ 20.17 $ 18.31 $ 15.04 $ 13.23 $ 11.35
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,897   4,344   5,175   5,893   6,793   8,075   7,944   8,041   7,600   6,792
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.89 $ 15.45 $ 18.69 $ 17.87 $ 13.91 $ 24.76 $ 22.79 $ 18.39 $ 16.83 $ 14.03
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,819   3,135   3,595   4,006   4,395   5,376   6,439   6,535   6,084   5,257
------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.29 $ 12.49 $ 13.36 $ 12.06 $  9.25 $ 15.57 $ 15.99 $ 13.47 $ 13.15 $ 12.02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,889   2,269   2,558   2,640   2,899   3,426   3,983   4,419   4,753   4,353
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.01 $  8.83 $  9.35 $  8.31 $  6.66 $ 10.79 $ 10.54 $  9.46 $  8.95 $  8.15
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,899   2,149   2,433   2,676   2,917   3,371   3,928   4,535   4,946   4,865
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.62 $  7.62 $  7.55 $  6.60 $  4.92 $  7.83 $  6.96 $  7.10 $  6.27 $  5.86
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,321   4,721   5,186   5,711   6,340   7,231   7,957   8,965   8,590   8,430
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.66 $ 14.86 $ 15.64 $ 13.86 $ 10.42 $ 17.12 $ 15.02 $ 14.13 $ 13.14 $ 11.84
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,989   2,259   1,527   1,713   1,733   2,206   1,899   2,081   2,192   2,043
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.66 $  5.79 $  5.89 $  5.21 $  4.44 $ 10.39 $ 11.20 $ 10.64      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,416   1,650     620     695     495     692   1,110     315      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.25 $ 11.60 $ 12.40 $ 11.16 $  9.39 $ 16.81 $ 17.87 $ 14.93 $ 14.36 $ 12.84
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,322  15,254  17,469  19,583  22,041  26,898  20,566  21,943  23,412  21,328
------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.43 $ 10.93 $ 12.12 $ 10.78 $  8.71 $ 12.80 $ 11.73 $ 10.56      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       932   1,150   1,208   1,042     781     391     339     153      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.31 $ 12.97 $ 14.73 $ 13.00 $  9.61 $ 16.32 $ 14.24 $ 11.49      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,869   1,804   1,844   1,298   1,045   1,188     436      65      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.63 $ 10.94 $ 11.37 $  9.17 $  6.83 $ 13.65 $ 12.82 $ 11.66 $ 11.11 $  9.71
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,503   7,132   8,312   9,656  10,755  12,038  13,979  16,419  17,707  16,254
------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.06 $ 14.59 $ 16.33 $ 13.53 $ 10.10 $ 16.95 $ 17.47 $ 15.75 $ 14.35 $ 12.35
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,364   6,165   7,270   8,652   7,400   9,165  11,353  12,611  12,978  12,257
------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 28.52 $ 28.92 $ 29.33 $ 29.75 $ 30.17 $ 29.97 $ 29.03 $ 28.17 $ 27.84 $ 28.02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,714   2,291   2,401   2,902   4,787   3,210   2,668   2,307   2,473   4,639
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.92 $ 5.33 $ 5.26 $ 4.93 $ 3.85 $ 5.82 $ 4.89 $ 4.59 $ 4.42     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,761  3,105  3,448  3,761  4,010  2,244    389    525     46     --
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.47 $15.36 $16.87 $12.94 $ 8.35 $16.08 $13.33 $12.37     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,205  2,592  2,831  2,331  1,561  1,604    553    471     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.46 $ 8.40 $ 8.92 $ 8.08 $ 6.55 $10.73 $10.71     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      601    812    943  1,104  1,147  1,652    565     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.21 $ 9.45 $10.48 $ 9.23 $ 6.75 $11.56 $11.09     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,961  1,975  1,559    930    602    647    205     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.66 $10.65 $10.82 $10.89 $10.22 $10.80 $ 9.83 $ 9.93     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,868  6,378  7,237  8,807  7,245  2,804  2,107  1,434     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.10 $16.90 $16.93 $16.16 $15.45 $16.77 $16.27 $15.90 $15.80 $15.45
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,315  3,757  4,631  5,096  4,304  5,254  5,875  6,473  7,011  7,296
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.84 $15.66 $16.55 $13.34 $10.73 $16.51 $17.06 $14.70 $14.30 $12.32
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,633  2,910  3,418  3,860  4,046  4,494  5,392  5,841  6,730  6,188
--------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $18.03 $15.38 $15.90 $13.86 $ 9.85 $17.29 $16.36 $17.28 $16.85     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,158  2,202  2,506  2,357  2,057  2,373    159    231     37     --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.17 $ 7.80 $ 8.62 $ 8.10 $ 6.32 $10.83 $10.76     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      768    711    801    757    766    963    388     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.70 $ 5.12 $ 5.34 $ 4.79 $ 3.67 $ 6.21 $ 6.22 $ 5.53 $ 5.15     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      549    543    571    639    590    629    633    450     41     --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.56 $ 9.90 $10.24 $ 9.01 $ 7.12 $11.45 $11.91 $10.42     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      904    884    711    694    878    891    977    630     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.27 $10.34 $11.14 $ 9.63 $ 6.96 $ 9.75 $ 8.89 $ 8.51 $ 8.30 $ 7.87
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,081  3,990  3,291  3,116  2,596  2,548  2,818  3,403  4,201  3,589
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $55.65 $49.42 $53.48 $46.12 $34.07 $64.81 $59.02 $56.94 $53.37 $48.29
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,311  1,479  1,749    984    206    259    312    369    391    352
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.74 $ 14.17 $ 13.58 $ 12.97 $ 12.14 $ 12.02 $ 11.47 $ 11.21 $ 11.18 $ 10.91
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,287  12,234  12,876  13,028  13,388  15,088  17,031  18,544  20,725  21,868
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.36 $ 10.65 $ 13.17 $ 12.48 $  9.75 $ 18.73 $ 16.90 $ 13.68 $ 12.01 $ 10.33
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,996   3,343   3,730   4,149   4,854   5,534   6,183   6,014   6,557   5,137
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.25 $  9.96 $ 10.91 $  9.92 $  7.59 $ 12.73 $ 12.30 $ 10.98 $ 10.44 $  9.65
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,078   2,298   2,699   2,854   2,992   3,600   4,067   4,576   5,046   4,778
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.95 $ 11.36 $ 12.20 $ 10.93 $  9.02 $ 14.63 $ 14.32 $ 12.17 $ 11.53 $ 10.22
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,561   4,168   5,125   5,614   6,385   7,330   8,778   9,367   9,747   8,731
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.10 $ 10.63 $ 11.70 $  9.35 $  6.69 $ 12.03 $ 10.90 $ 10.09 $  9.44 $  8.57
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,274   4,833   5,691   6,425   7,140   8,344   9,978  11,279  12,924  12,264
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.67 $ 12.96 $ 15.17 $ 12.32 $  8.65 $ 13.70 $ 13.89 $ 12.28 $ 11.60 $ 10.21
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,771   4,172   4,584   5,142   5,707   6,493   8,053   8,958  10,507   9,465
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 30.16 $ 29.05 $ 28.04 $ 26.67 $ 24.66 $ 32.70 $ 32.16 $ 29.67 $ 29.19 $ 27.25
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,091   3,237   3,528   3,644   3,858   5,056   5,779   6,491   7,606   7,467
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.79 $  7.09 $  8.53 $  6.78 $  5.11 $  8.95 $  8.76 $  8.06 $  7.60      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       857   1,141   1,369   1,675   1,483   1,926   1,478   1,311      67      --
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.85 $ 14.64 $ 16.31 $ 13.29 $ 10.66 $ 17.40 $ 19.58 $ 17.10 $ 16.57 $ 14.35
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,517   3,993   4,601   5,208   5,936   7,409   9,327  10,810  12,065  10,965
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.24 $ 10.94 $ 11.66 $ 10.04 $  6.43 $ 12.32 $ 10.57 $  9.99 $  9.11 $  8.90
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,690   4,121   4,626   5,089   4,601   5,764   5,828   6,644   7,471   3,799
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.50%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.



---------------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------------------
                                          2012    2011    2010     2009     2008     2007     2006    2005    2004    2003
---------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.01 $ 11.57 $ 12.70 $  11.40 $   9.10 $  15.19 $  14.52 $ 12.51 $ 11.75 $10.67
---------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    17,830  19,731  21,121   22,438   22,425   23,792   22,907  13,134   5,787    212
---------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.29 $ 11.93 $ 11.89 $  11.25 $  10.40 $  11.86 $  11.39 $ 10.87 $ 10.77 $10.31
---------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    19,603  20,557  20,382   19,693   18,465    9,705    7,544   5,980   2,987    213
---------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.44 $ 11.76 $ 12.02 $  11.19 $   9.93 $  12.51 $  12.04 $ 11.24 $ 11.05 $10.41
---------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    18,608  19,670  21,233   21,464   20,789   20,000   19,344  14,424   6,175    444
---------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.64 $ 11.80 $ 12.27 $  11.34 $   9.84 $  13.22 $  12.63 $ 11.62 $ 11.26 $10.51
---------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    69,464  75,947  81,234   83,661   85,214   85,730   84,073  66,161  30,895  2,029
---------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.30 $ 12.11 $ 12.93 $  11.77 $   9.80 $  14.58 $  13.91 $ 12.34 $ 11.74 $10.67
---------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    79,434  87,053  94,211  100,690  103,155  111,034  104,098  66,976  23,331    995
---------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.44 $ 15.32 $ 15.66 $  11.93 $   8.93 $  16.37 $  14.25 $ 13.27 $ 12.08 $10.76
---------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,054   4,352   4,699    4,681    5,226    5,401    5,108   3,772   2,272    157
---------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.12 $  8.79 $  9.87 $   8.06 $   6.39 $   9.73 $  10.82      --      --     --
---------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       745     782     758      668    1,089      511      327      --      --     --
---------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.57 $ 12.12 $ 12.70 $  11.48 $   8.95 $  14.32 $  14.37 $ 12.06 $ 11.90 $10.92
---------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,718  10,456  10,187   10,304    9,830   10,153   10,040   8,863   6,079    371
---------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.50 $  5.60 $  5.71 $   5.01 $   4.56 $   6.84 $   6.70 $  5.86 $  5.61     --
---------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,301   7,930   8,126    8,195    8,902    9,418   10,601   7,594     538     --
---------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.49 $ 10.00 $ 10.12 $   9.13 $   7.08 $  13.13 $  11.89 $ 11.47 $ 10.71 $10.49
---------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       677     677     751      829      862      748      778     570     333      6
---------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.06 $ 12.16 $ 11.87 $  10.41 $   8.04 $  13.53 $  13.51 $ 12.24 $ 11.72 $10.72
---------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,350   6,881   7,603    8,530    9,561   11,133    4,660   4,062   2,784    143
---------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)




-----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                         ------------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005    2004    2003
-----------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.63 $ 11.09 $ 11.20 $  9.81 $  7.76 $ 14.02 $ 13.76 $ 12.62 $ 12.28 $10.93
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,643  12,756  14,130  15,628  16,700  18,987  21,038  18,381  10,684    698
-----------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.87 $ 10.70 $ 10.36 $  9.95 $  9.83 $ 10.96 $ 10.80 $ 10.53 $ 10.46 $10.20
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,205  12,640  13,695  14,762  13,785  18,138  17,343  13,723   6,436    460
-----------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.88 $  8.96 $  9.54 $  8.67 $  6.63 $ 11.08 $ 10.84      --      --     --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,583   2,949   3,272   3,565   3,524   2,531     815      --      --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.79 $ 12.15 $ 12.15 $ 10.78 $  8.70 $ 14.09 $ 13.63 $ 12.02 $ 11.69 $10.77
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,545  12,465  13,401  14,347  15,202  16,275  16,937  14,502   8,691    620
-----------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.27 $ 11.80 $ 12.77 $ 11.24 $  8.93 $ 15.19 $ 13.52 $ 12.56 $ 11.51 $10.58
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,815  14,459  16,373  19,010  21,105  21,594  22,005  14,932   7,104    642
-----------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.71 $  9.78 $  9.92 $  9.05 $  7.04 $ 10.48 $ 10.42      --      --     --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,806   6,073   5,736   6,931   6,862   7,720   2,190      --      --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.65 $  7.65 $  8.13 $  7.48 $  5.91 $  9.51      --      --      --     --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,575   4,946   4,993   4,821   4,748   2,859      --      --      --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.87 $ 12.42 $ 12.44 $ 11.52 $ 10.03 $ 11.81 $ 11.60 $ 10.49      --     --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,438   2,509   2,530   2,090   2,068   2,544   2,148     749      --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 39.49 $ 34.02 $ 35.79 $ 27.39 $ 19.66 $ 28.78 $ 26.74 $ 22.84 $ 22.23     --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,735   4,025   4,184   4,025   3,794   3,742   2,995   2,015     190     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.39 $ 12.13 $ 11.79 $ 11.26 $ 11.21 $ 10.69 $  9.93 $  9.75      --     --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,775   7,076   6,648   6,162   7,003   3,771   2,213     228      --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.45 $ 20.35 $ 23.57 $ 21.46 $ 14.52 $ 34.57 $ 24.71 $ 18.31 $ 14.00 $11.49
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,286   8,139   9,304  10,074   9,735  10,658  10,717   7,390   2,669    209
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.24 $ 11.30 $ 10.90 $ 10.62 $ 11.03 $ 10.81 $ 10.27 $ 10.11 $ 10.14 $10.10
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,771   3,179   2,985   3,441   4,313   3,139   3,263   2,914   2,082    216
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.05 $ 12.26 $ 14.99 $ 13.93 $ 10.45 $ 19.24 $ 16.95 $ 14.43 $ 12.51 $11.18
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,357   6,036   6,583   7,101   7,172   7,196   7,597   5,867   3,446    181
-----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005    2004   2003
----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.36 $ 10.79 $ 12.48 $ 12.04 $  9.62 $ 19.81 $ 18.00 $ 14.80 $13.03 $11.19
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,439   7,951   8,676   9,665  10,686  12,039  10,530   7,171  2,946    147
----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.03 $ 12.13 $ 14.69 $ 14.05 $ 10.95 $ 19.51 $ 17.98 $ 14.52 $13.30 $11.10
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,185   6,761   7,573   8,129   8,981   9,808  10,173   7,184  2,381     55
----------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.92 $ 11.30 $ 12.10 $ 10.94 $  8.40 $ 14.15 $ 14.55 $ 12.27 $11.98 $10.97
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,346   1,510   1,612   1,477   1,477   1,712   1,785   1,359    815     68
----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.87 $ 11.37 $ 12.05 $ 10.71 $  8.60 $ 13.94 $ 13.63 $ 12.25 $11.60 $10.57
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       933     996   1,081   1,069   1,160   1,258   1,278   1,164    742     69
----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.07 $ 13.34 $ 13.23 $ 11.58 $  8.63 $ 13.75 $ 12.25 $ 12.51 $11.05 $10.35
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,949   2,913   2,903   3,111   3,017   3,186   3,308   2,395    987     80
----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.29 $ 12.75 $ 13.44 $ 11.92 $  8.97 $ 14.75 $ 12.95 $ 12.20 $11.36 $10.24
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,547   3,853   2,377   2,551   2,695   3,292   2,120   1,605    800     49
----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.61 $  5.75 $  5.86 $  5.19 $  4.42 $ 10.37 $ 11.19 $ 10.64     --     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,366   5,955   3,164   3,152   2,813   3,207   3,427     614     --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.19 $  9.81 $ 10.49 $  9.45 $  7.96 $ 14.27 $ 15.18 $ 12.69 $12.22 $10.94
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    16,086  18,107  20,267  22,628  25,055  29,046  19,714  14,454  7,621    544
----------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.34 $ 10.86 $ 12.05 $ 10.73 $  8.68 $ 12.77 $ 11.71 $ 10.55     --     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,756   1,964   2,107   1,881   1,630   1,237   1,013     534     --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.19 $ 12.88 $ 14.65 $ 12.94 $  9.57 $ 16.27 $ 14.22 $ 11.49     --     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,550   3,484   3,315   2,941   2,667   2,647   1,341     371     --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.61 $ 12.67 $ 13.18 $ 10.64 $  7.93 $ 15.87 $ 14.92 $ 13.58 $12.96 $11.34
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,414   8,003   8,957  10,281  11,084  11,622  11,897   9,581  5,395    415
----------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.13 $ 12.95 $ 14.51 $ 12.03 $  8.99 $ 15.10 $ 15.58 $ 14.06 $12.83 $11.05
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,210  13,585  15,222  17,862   8,252   9,736  10,619   8,875  4,167    314
----------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.05 $ 10.21 $ 10.36 $ 10.52 $ 10.68 $ 10.62 $ 10.29 $ 10.00 $ 9.89 $ 9.97
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,457   9,062   8,789  12,106  20,804  10,650   9,565   6,802  5,781  1,312
----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



-------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007   2006   2005   2004   2003
-------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.84 $  5.26 $  5.20 $  4.87 $  3.81 $ 5.77 $ 4.85 $ 4.56 $ 4.39     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,976   5,002   5,694   6,278   6,462  3,353  2,170  1,829    144     --
-------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.34 $ 15.25 $ 16.78 $ 12.87 $  8.32 $16.04 $13.30 $12.36     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,163   5,546   5,482   4,827   3,987  3,601  2,056    845     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.40 $  8.36 $  8.88 $  8.05 $  6.53 $10.72 $10.70     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,403   1,688   1,913   2,182   2,595  3,106  1,152     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.14 $  9.40 $ 10.44 $  9.20 $  6.74 $11.54 $11.09     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,487   3,395   2,390   1,615   1,080    979    270     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.58 $ 10.58 $ 10.76 $ 10.83 $ 10.18 $10.78 $ 9.81 $ 9.92     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    14,876  16,504  18,756  20,961  16,250  9,876  8,347  4,644     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.19 $ 11.07 $ 11.10 $ 10.61 $ 10.15 $11.03 $10.71 $10.47 $10.42 $10.20
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,960   7,597   8,821   9,223   5,828  6,434  6,212  5,266  2,713    207
-------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.38 $ 13.51 $ 14.29 $ 11.53 $  9.28 $14.31 $14.80 $12.76 $12.43 $10.72
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,897   4,194   4,821   5,543   5,157  5,443  5,853  4,236  2,712    208
-------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.59 $ 15.01 $ 15.55 $ 13.56 $  9.65 $16.95 $16.05 $16.98 $16.58     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,104   3,715   3,691   3,312   2,729  2,969  1,017    847     92     --
-------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.12 $  7.76 $  8.59 $  8.07 $  6.30 $10.81 $10.75     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,769   1,923   1,839   1,721   1,904  2,461  1,003     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.62 $  5.05 $  5.28 $  4.74 $  3.63 $ 6.15 $ 6.17 $ 5.49 $ 5.11     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,891   2,959   3,153   3,231   3,589  4,065  4,330  2,805    140     --
-------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.47 $  9.83 $ 10.18 $  8.97 $  7.09 $11.42 $11.89 $10.42     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,852   2,948   2,918   3,068   3,571  3,774  3,972  1,952     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.53 $ 13.93 $ 15.03 $ 13.01 $  9.41 $13.20 $12.04 $11.54 $11.27 $10.69
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,728   5,190   3,935   3,275   2,152  2,342  2,163  2,383  1,795    120
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.18 $ 10.83 $ 11.73 $ 10.13 $  7.49 $14.26 $13.00 $12.55 $11.78 $10.67
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,526   7,336   8,300   6,121   1,250  1,381  1,606  1,049    658     70
-------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



---------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008   2007    2006    2005    2004   2003
---------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.61 $ 13.10 $ 12.57 $ 12.01 $11.26 $ 11.16 $ 10.66 $ 10.43 $10.41 $10.17
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,351  13,565  12,349  11,182  9,154   8,539   8,806   7,189  4,559    446
---------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.32 $ 11.48 $ 14.21 $ 13.49 $10.54 $ 20.28 $ 18.32 $ 14.84 $13.05 $11.24
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,170   4,548   4,866   5,445  6,101   6,567   6,780   4,388  2,692    191
---------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.23 $ 10.84 $ 11.88 $ 10.81 $ 8.28 $ 13.91 $ 13.45 $ 12.02 $11.43 $10.58
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,305   1,438   1,498   1,611  1,691   1,897   1,702   1,464    886    108
---------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.91 $ 12.22 $ 13.13 $ 11.78 $ 9.73 $ 15.80 $ 15.48 $ 13.17 $12.48 $11.07
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,778   4,306   4,871   5,400  6,245   6,644   6,667   4,853  2,322    116
---------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.74 $ 12.96 $ 14.29 $ 11.43 $ 8.18 $ 14.73 $ 13.36 $ 12.38 $11.59 $10.53
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,772   3,021   3,348   3,637  4,032   4,518   4,590   3,750  2,441    274
---------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.66 $ 13.85 $ 16.22 $ 13.18 $ 9.27 $ 14.70 $ 14.91 $ 13.19 $12.48 $11.00
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,171   3,429   3,593   3,723  3,935   4,244   4,683   3,833  2,655    288
---------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.62 $ 11.20 $ 10.82 $ 10.30 $ 9.54 $ 12.66 $ 12.46 $ 11.51 $11.34 $10.59
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,836   9,584  10,052   9,334  9,841  12,794  13,219  11,372  6,690    712
---------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.68 $  7.00 $  8.43 $  6.70 $ 5.06 $  8.87 $  8.69 $  8.00 $ 7.56     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,307   4,697   5,243   5,666  5,941   6,997   5,187   2,774     91     --
---------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.73 $ 11.07 $ 12.35 $ 10.07 $ 8.09 $ 13.21 $ 14.88 $ 13.01 $12.61 $10.94
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,933   5,570   6,348   7,062  7,894   9,631  11,213   9,487  5,755    337
---------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.21 $ 12.72 $ 13.57 $ 11.70 $ 7.50 $ 14.38 $ 12.35 $ 11.69 $10.66 $10.31
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,809   5,143   5,506   5,807  5,133   5,318   4,306   3,246  1,826    104
---------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.55%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.



--------------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------------------
                                           2012     2011     2010     2009     2008    2007    2006    2005   2004   2003
--------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.69 $  10.40 $  11.43 $  10.26 $   8.19 $ 13.68 $ 13.09 $11.28 $10.60     --
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     35,500   39,758   44,516   47,988   44,143  31,080   6,793    342    120     --
--------------------------------------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  12.52 $  11.72 $  12.19 $  11.25       --      --      --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      8,591    6,613    5,024    1,803       --      --      --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.68 $  11.34 $  11.31 $  10.71 $   9.90 $ 11.30 $ 10.85 $10.36 $10.27     --
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     27,024   26,538   25,752   25,907   18,171   4,087   1,202    501    286     --
--------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  12.25 $  11.61 $  11.96 $  11.13       --      --      --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      5,246    4,541    3,348    1,192       --      --      --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.45 $  11.14 $  11.23 $  10.63       --      --      --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,627    3,004    1,855      457       --      --      --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.63 $  11.00 $  11.25 $  10.48 $   9.30 $ 11.73 $ 11.29 $10.55 $10.38     --
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     20,583   20,717   20,999   20,920   16,064   7,023   2,537    671    279     --
--------------------------------------------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  13.31 $  12.15 $  12.91 $  11.74       --      --      --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     11,895   10,548    8,601    3,580       --      --      --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  47.62 $  44.46 $  46.26 $  42.75 $  37.11 $ 49.91 $ 47.71 $43.93 $42.57 $39.77
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     19,858   21,265   22,543   23,023   18,036   9,394   3,387    762    659    461
--------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  13.15 $  12.16 $  12.78 $  11.71       --      --      --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     17,133   15,302   11,497    4,999       --      --      --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.98 $  10.91 $  11.66 $  10.61 $   8.84 $ 13.16 $ 12.57 $11.15     --     --
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    119,079  130,217  139,811  147,651  130,940  85,777  22,340  2,035     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  21.75 $  19.11 $  19.54 $  14.90 $  11.15 $ 20.47 $ 17.82 $16.60 $15.12 $13.48
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      2,857    2,859    2,770    2,587    2,766   2,301   1,922  1,979  2,313  2,809
--------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.08 $  8.77 $  9.85 $  8.05 $  6.38 $  9.73 $ 10.82      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,413   2,620   2,403   2,073   1,829     936     153      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 22.32 $ 19.95 $ 20.92 $ 18.92 $ 14.75 $ 23.62 $ 23.71 $ 19.92 $ 19.65 $ 18.05
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,216   5,468   5,037   4,776   3,421   2,381   1,301   1,147   1,430   1,339
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.45 $  5.57 $  5.68 $  4.98 $  4.54 $  6.81 $  6.67 $  5.84 $  5.59      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,452   6,811   6,127   5,308   3,897   2,391   1,207     536     306      --
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.59 $  7.47 $  7.57 $  6.83 $  5.30 $  9.83 $  8.91 $  8.60 $  8.03 $  7.87
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       638     623     620     641     636     349     147      65      88     101
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.36 $ 11.56 $ 11.29 $  9.90 $  7.65 $ 12.88 $ 12.87 $ 11.67 $ 11.18 $ 10.23
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,585   4,729   5,007   5,543   6,117   7,563   4,914   5,540   6,418   6,957
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $229.56 $201.73 $203.81 $178.67 $141.42 $255.59 $250.91 $230.23 $224.21 $199.56
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       408     444     467     502     423     392     361     370     430     484
------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.13 $ 13.91 $ 13.48 $ 12.94 $ 12.80 $ 14.28 $ 14.07 $ 13.73 $ 13.65 $ 13.32
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,765   9,160   9,069   8,565   6,813   8,678   7,950   8,015   8,979  10,672
------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.85 $  8.94 $  9.52 $  8.65 $  6.63 $ 11.07 $ 10.84      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,570   5,090   5,553   6,031   5,304   3,797     665      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 29.45 $ 25.96 $ 25.98 $ 23.07 $ 18.62 $ 30.17 $ 29.20 $ 15.77 $ 25.07 $ 23.10
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,671   4,883   5,014   4,766   4,288   4,204   3,534   3,726   4,345   4,750
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.91 $ 14.15 $ 15.32 $ 13.50 $ 10.73 $ 18.25 $ 16.26 $ 15.11 $ 13.86 $ 12.74
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,322   6,980   7,854   9,136   9,050   5,863   2,666   1,390   1,251   1,338
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.68 $  9.75 $  9.90 $  9.03 $  7.03 $ 10.47 $ 10.42      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,436   7,905   7,472   8,263   8,326   6,851   1,076      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.62 $  7.64 $  8.12 $  7.47 $  5.90 $  9.50      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    24,354  26,377  27,864  29,210  27,745  13,483      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.82 $ 12.38 $ 12.40 $ 11.49 $ 10.01 $ 11.80 $ 11.59 $ 10.49      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,202   2,259   2,245   1,717   1,577   1,416     425      11      --      --
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



----------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004    2003
----------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------------
   Unit value                            $39.01 $33.62 $35.38 $27.10 $19.46 $28.50 $26.49 $22.64 $ 22.05      --
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,829  3,903  4,112  3,958  3,270  2,211    519    111      63      --
----------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                            $12.34 $12.09 $11.76 $11.24 $11.19 $10.68 $ 9.92 $ 9.74      --      --
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,783  5,949  5,515  5,491  5,387  1,997    457      9      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $17.50 $15.19 $17.60 $16.04 $10.86 $25.86 $18.50 $13.71 $ 10.48 $  8.61
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    7,373  7,953  8,828  9,622  8,369  5,992  2,602  1,632   1,515   1,462
----------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
----------------------------------------------------------------------------------------------------------------
   Unit value                            $20.03 $20.15 $19.44 $18.94 $19.69 $19.30 $18.35 $18.07 $ 18.13 $ 18.07
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,417  2,375  2,228  2,248  2,058    813    747    873   1,061   1,357
----------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                            $11.81 $10.32 $12.62 $11.73 $ 8.81 $16.22 $14.30 $12.18 $ 10.56 $  9.44
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,881  6,306  6,351  6,484  4,686  3,598  2,904  2,599   2,863   2,832
----------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                            $12.31 $10.75 $12.44 $12.01 $ 9.60 $19.79 $17.99 $14.79 $ 13.03 $ 11.20
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,593  6,041  6,247  6,599  6,749  5,611  1,983  1,000   1,008   1,052
----------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                            $17.47 $15.11 $18.30 $17.53 $13.67 $24.36 $22.46 $18.15 $ 16.63 $ 13.89
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,684  5,124  5,532  5,490  5,347  4,881  3,580  3,145   3,356   3,673
----------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------
   Unit value                            $13.95 $12.21 $13.09 $11.83 $ 9.09 $15.32 $15.76 $13.30 $ 12.99 $ 11.90
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,458  2,748  2,986  2,758  2,921  3,721  4,048  4,589   5,234   6,009
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.80 $ 8.66 $ 9.18 $ 8.17 $ 6.56 $10.64 $10.41 $ 9.36 $  8.87 $  8.08
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,088  2,281  2,525  2,683  2,845  3,557  4,130  4,965   5,788   6,613
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.44 $ 7.48 $ 7.42 $ 6.50 $ 4.85 $ 7.72 $ 6.88 $ 7.03 $  6.21 $  5.82
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,653  7,060  7,310  7,663  7,722  7,920  7,569  9,117  10,421  11,828
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                            $16.27 $14.53 $15.32 $13.60 $10.24 $16.84 $14.80 $13.94 $ 12.99 $ 11.72
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,081  4,411  2,793  3,016  2,719  2,698  2,090  2,422   2,867   3,344
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.58 $ 5.74 $ 5.84 $ 5.18 $ 4.42 $10.36 $11.19 $10.64      --      --
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,757  6,597  2,766  2,425  1,742  1,312    738    113      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                            $12.95 $11.36 $12.15 $10.95 $ 9.24 $16.56 $17.62 $14.75 $ 14.21 $ 12.72
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,492  6,058  6,685  7,574  8,454  9,126  5,695  5,091   5,823   6,106
----------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)




-------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007   2006   2005   2004   2003
-------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.29 $ 10.82 $ 12.01 $ 10.71 $  8.66 $12.75 $11.70 $10.55     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,090   2,347   2,449   2,041   1,080    497    138     45     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.13 $ 12.84 $ 14.61 $ 12.91 $  9.55 $16.25 $14.20 $11.48     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,291   4,068   3,917   3,313   2,704  1,865    310      5     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.40 $ 10.76 $ 11.20 $  9.04 $  6.74 $13.50 $12.70 $11.56 $11.04 $ 9.67
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,584   6,910   7,480   7,799   7,091  6,060  4,317  4,297  4,997  5,343
-------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.66 $ 14.26 $ 16.00 $ 13.27 $  9.92 $16.67 $17.21 $15.54 $14.18 $12.22
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,926   6,450   7,106   8,258   3,049  3,624  3,215  3,279  3,574  3,783
-------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.18 $ 27.61 $ 28.05 $ 28.48 $ 28.93 $28.78 $27.92 $27.14 $26.87 $27.08
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,652   3,062   2,790   3,955   5,634  3,506  2,933  1,954  2,306  3,186
-------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.80 $  5.23 $  5.16 $  4.85 $  3.79 $ 5.74 $ 4.83 $ 4.54 $ 4.38     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,632   4,755   5,560   6,055   5,847  1,806    155     14      6     --
-------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.28 $ 15.20 $ 16.73 $ 12.84 $  8.31 $16.02 $13.29 $12.36     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,105   6,242   5,888   5,105   3,782  2,291    361     40     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.37 $  8.33 $  8.86 $  8.04 $  6.53 $10.71 $10.70     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,742   3,064   3,351   3,613   3,890  3,519    623     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.10 $  9.37 $ 10.42 $  9.18 $  6.73 $11.54 $11.09     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,557   4,638   3,598   3,094   2,347  1,565    227     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.54 $ 10.54 $ 10.73 $ 10.81 $ 10.17 $10.76 $ 9.81 $ 9.92     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,551  13,482  16,269  17,971  11,794  3,625  1,202    300     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.61 $ 16.43 $ 16.49 $ 15.77 $ 15.10 $16.41 $15.95 $15.60 $15.54 $15.21
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,524   4,345   4,269   3,756   1,534  1,355    630    455    480    519
-------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.44 $ 15.33 $ 16.22 $ 13.10 $ 10.55 $16.27 $16.83 $14.52 $14.15 $12.21
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,874   4,203   4,357   4,503   2,777  2,196  1,231    854  1,001  1,152
-------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.37 $ 14.84 $ 15.37 $ 13.41 $  9.55 $16.79 $15.90 $16.83 $16.44     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,654   4,329   4,145   3,402   2,310  2,146     71     15     --     --
-------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OF-FERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)




----------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------
                                          2012    2011    2010   2009   2008   2007   2006   2005   2004   2003
----------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.09 $  7.73 $ 8.57 $ 8.06 $ 6.29 $10.80 $10.75     --     --     --
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,522   3,403  3,481  3,207  3,287  2,998    531     --     --     --
----------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.58 $  5.02 $ 5.25 $ 4.71 $ 3.62 $ 6.12 $ 6.15 $ 5.47 $ 5.10     --
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,078   2,796  2,555  2,496  2,130  1,796    424    102      6     --
----------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.42 $  9.80 $10.15 $ 8.95 $ 7.08 $11.41 $11.88 $10.41     --     --
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,148   2,264  2,134  2,153  2,035  1,990    900    131     --     --
----------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.02 $ 10.13 $10.94 $ 9.47 $ 6.86 $ 9.62 $ 8.78 $ 8.42 $ 8.23 $ 7,80
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,481   7,538  5,391  3,886  1,482  1,089    319    349    400    500
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 53.41 $ 47.51 $51.49 $44.47 $32.90 $62.68 $57.17 $55.24 $51.85 $46.99
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       840     902  1,021    764    210    180    171    172    181    211
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.49 $ 13.96 $13.40 $12.81 $12.02 $11.91 $11.39 $11.14 $11.13 $10.88
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,810  11,025  9,742  7,487  3,422  2,253  1,474  1,199  1,470  1,625
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.15 $ 10.49 $12.99 $12.33 $ 9.64 $18.56 $16.77 $13.59 $11.96 $10.30
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,643   3,857  4,046  4,312  3,649  2,753  1,168    480    411    323
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.06 $  9.81 $10.76 $ 9.80 $ 7.51 $12.62 $12.21 $10.92 $10.39 $ 9.62
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,148   1,155  1,066  1,086    981    750    346    269    397    296
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.73 $ 11.19 $12.03 $10.80 $ 8.93 $14.50 $14.21 $12.10 $11.47 $10.18
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,553   2,766  3,050  3,315  3,416  2,431  1,285    919    809    635
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.90 $ 10.47 $11.54 $ 9.24 $ 6.62 $11.92 $10.82 $10.03 $ 9.40 $ 8.54
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,318   2,342  2,479  2,357  1,770  1,398    884    663    773    720
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.43 $ 12.77 $14.96 $12.17 $ 8.56 $13.58 $13.78 $12.20 $11.54 $10.18
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,680   2,860  2,739  2,667  1,982  1,394    838    550    720    545
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 28.99 $ 27.96 $27.03 $25.75 $23.85 $31.67 $31.19 $28.82 $28.41 $26.55
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,318   2,141  2,079  1,890  1,874  2,103  1,654  1,626  1,924  2,218
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.62 $  6.95 $ 8.37 $ 6.66 $ 5.03 $ 8.83 $ 8.65 $ 7.97 $ 7.53     --
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,047   4,125  4,459  4,460  3,484  2,924    627    195     11     --
----------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OF-FERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)




--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.47 $14.33 $15.99 $13.05 $10.48 $17.14 $19.31 $16.89 $16.39 $14.22
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,583  1,633  1,878  1,909  1,879  2,209  2,465  2,629  3,013  3,182
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.03 $10.78 $11.50 $ 9.92 $ 6.36 $12.21 $10.49 $ 9.93 $ 9.07 $ 8.77
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,169  5,030  5,183  5,240  4,243  3,629  2,459  2,792  3,478    278
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.60%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.



---------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                          2012   2011   2010   2009    2008    2007    2006    2005    2004    2003
---------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $11.64 $10.36 $11.38 $ 10.23 $  8.17 $ 13.65 $ 13.07 $ 11.26 $ 10.59      --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,489  1,791  2,270   2,633   2,922   3,517   3,308   1,298     726      --
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $11.63 $11.30 $11.27 $ 10.67 $  9.88 $ 11.28 $ 10.84 $ 10.35 $ 10.27      --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,085  4,084  3,607   3,583   3,454   1,731   1,508   1,073     686      --
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $11.58 $10.96 $11.21 $ 10.45 $  9.28 $ 11.71 $ 11.28 $ 10.54 $ 10.37      --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,704  2,628  3,058   2,907   2,852   1,825   1,741   1,299     787      --
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $46.97 $43.87 $45.68 $ 42.24 $ 36.68 $ 49.36 $ 47.21 $ 43.48 $ 42.17 $ 39.41
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,458  2,775  2,933   3,090   2,966   3,439   3,955   4,167   3,907   2,733
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $11.92 $10.86 $11.62 $ 10.58 $  8.82 $ 13.14 $ 12.55 $ 11.14 $ 10.61      --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,984  6,637  7,603   8,360   8,765  10,293  11,247   7,926   3,664      --
---------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $21.58 $18.97 $19.41 $ 14.80 $ 11.09 $ 20.36 $ 17.73 $ 16.53 $ 15.07 $ 13.43
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,090  1,239  1,416   1,585   1,882   2,356   3,069   3,839   4,346   4,534
---------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.05 $ 8.74 $ 9.83 $  8.04 $  6.37 $  9.72 $ 10.81      --      --      --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      138    129    137     145     250      73      51      --      --      --
---------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $22.14 $19.81 $20.77 $ 18.80 $ 14.66 $ 23.49 $ 23.60 $ 19.83 $ 19.58 $ 17.99
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,597  1,771  1,898   2,050   2,175   2,711   3,644   4,227   4,909   4,335
---------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.40 $ 5.53 $ 5.64 $  4.95 $  4.51 $  6.78 $  6.64 $  5.82 $  5.57      --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      841    580    519     481     613     684     907   1,277     370      --
---------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.53 $ 7.42 $ 7.52 $  6.80 $  5.28 $  9.79 $  8.87 $  8.57 $  8.01 $  7.86
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      213    160    169     187     206     250     367     468     498     478
---------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $13.27 $11.49 $11.22 $  9.85 $  7.61 $ 12.83 $ 12.82 $ 11.63 $ 11.14 $ 10.21
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    7,817  8,697  9,874  11,353  13,273  16,294   9,568  11,228  12,694  12,682
---------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $225.31 $198.08 $200.24 $175.62 $139.08 $251.49 $247.00 $226.77 $220.94 $196.75
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       179     201     228     270     308     377     490     586     683     689
------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.02 $ 13.81 $ 13.39 $ 12.87 $ 12.73 $ 14.21 $ 14.01 $ 13.68 $ 13.60 $ 13.28
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,769   5,365   6,087   6,863   7,829  10,140  12,428  14,021  15,208  16,175
------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.82 $  8.91 $  9.50 $  8.64 $  6.62 $ 11.06 $ 10.84      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       597     739     787     803     780     634     332      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 29.17 $ 25.73 $ 25.76 $ 22.89 $ 18.48 $ 29.96 $ 29.01 $ 25.62 $ 24.94 $ 22.99
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,229   3,578   4,010   4,502   5,011   6,391   8,474  10,127  11,584  11,512
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.82 $ 14.08 $ 15.25 $ 13.44 $ 10.69 $ 18.20 $ 16.22 $ 15.07 $ 13.84 $ 12.72
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,272   3,745   4,248   4,931   5,954   7,491  10,192  11,276  11,463  10,296
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.65 $  9.73 $  9.88 $  9.02 $  7.02 $ 10.46 $ 10.42      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,196   1,039   1,118   1,591   1,489   2,051     730      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.60 $  7.62 $  8.10 $  7.46 $  5.90 $  9.50      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       996   1,015   1,012   1,076   1,164   1,153      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.77 $ 12.33 $ 12.37 $ 11.47 $  9.99 $ 11.78 $ 11.58 $ 10.49      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       264     274     216     175     171     230     268     107      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 38.52 $ 33.22 $ 34.98 $ 26.80 $ 19.26 $ 28.22 $ 26.24 $ 22.44 $ 21.86      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       331     354     380     352     302     300     291     339      74      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.30 $ 12.05 $ 11.73 $ 11.21 $ 11.17 $ 10.66 $  9.92 $  9.74      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,031   1,228   1,209   1,156   1,062     777     471      36      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.36 $ 15.08 $ 17.48 $ 15.94 $ 10.79 $ 25.72 $ 18.41 $ 13.65 $ 10.45 $  8.58
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,439   1,613   1,972   2,334   2,396   3,354   4,518   5,043   4,587   4,232
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.81 $ 19.94 $ 19.24 $ 18.76 $ 19.51 $ 19.14 $ 18.20 $ 17.94 $ 18.01 $ 17.95
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       933   1,072   1,196   1,385   1,664   1,956   2,358   2,881   3,326   3,448
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.73 $ 10.25 $ 12.54 $ 11.67 $  8.76 $ 16.15 $ 14.24 $ 12.14 $ 10.53 $  9.42
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,535   4,045   4,538   5,230   5,817   7,394   9,957  11,032  11,933  10,611
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------------
                                          2012   2011   2010   2009   2008    2007    2006    2005    2004    2003
--------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.20 $10.66 $12.34 $11.92 $  9.53 $ 19.66 $ 17.88 $ 14.71 $ 12.97 $ 11.15
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,513  1,719  1,918  2,139   2,496   3,456   4,168   4,498   4,337   4,026
--------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $17.33 $15.00 $18.18 $17.42 $ 13.59 $ 24.23 $ 22.35 $ 18.07 $ 16.57 $ 13.84
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,483  1,688  1,956  2,216   2,472   3,272   4,311   4,992   5,077   5,316
--------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $13.84 $12.12 $13.00 $11.76 $  9.03 $ 15.24 $ 15.68 $ 13.24 $ 12.94 $ 11.86
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,493  1,722  1,965  2,244   2,578   3,182   4,115   4,803   5,325   5,701
--------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.73 $ 8.60 $ 9.13 $ 8.12 $  6.53 $ 10.60 $ 10.37 $  9.33 $  8.84 $  8.07
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,226  2,552  2,981  3,499   4,012   5,022   6,684   7,849   8,941   9,707
--------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.38 $ 7.43 $ 7.37 $ 6.46 $  4.82 $  7.69 $  6.86 $  7.01 $  6.19 $  5.81
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,319  4,842  5,531  6,521   7,705   9,407  11,991  14,352  15,822  17,115
--------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $16.14 $14.42 $15.21 $13.51 $ 10.18 $ 16.75 $ 14.72 $ 13.88 $ 12.94 $ 11.68
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,933  2,184  1,649  1,897   2,095   2,691   3,075   3,566   4,258   4,710
--------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.56 $ 5.72 $ 5.83 $ 5.17 $  4.41 $ 10.35 $ 11.18 $ 10.63      --      --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      524    636    306    341     306     503     784     195      --      --
--------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.86 $11.28 $12.07 $10.89 $  9.19 $ 16.48 $ 17.54 $ 14.69 $ 14.16 $ 12.68
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,344  7,113  8,017  9,238  10,639  13,726  13,777  15,585  17,155  15,959
--------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.24 $10.78 $11.98 $10.68 $  8.65 $ 12.73 $ 11.69 $ 10.54      --      --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      213    316    269    241     207     161     166     132      --      --
--------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $15.07 $12.80 $14.57 $12.88 $  9.54 $ 16.23 $ 14.19 $ 11.48      --      --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      757    603    648    458     378     409     273      98      --      --
--------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.32 $10.70 $11.14 $ 9.00 $  6.71 $ 13.45 $ 12.66 $ 11.53 $ 11.02 $  9.65
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,007  3,332  3,823  4,410   5,117   6,276   8,561  10,309  11,422  10,509
--------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $16.53 $14.16 $15.88 $13.18 $  9.86 $ 16.58 $ 17.13 $ 15.47 $ 14.13 $ 12.18
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,274  2,583  2,940  3,462   3,335   4,320   6,178   7,278   7,736   7,229
--------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $26.76 $27.19 $27.63 $28.08 $ 28.54 $ 28.40 $ 27.57 $ 26.81 $ 26.55 $ 26.78
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,331  1,664  1,996  2,814   4,635   3,889   3,996   4,058   4,693   6,370
--------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.75 $ 5.19 $ 5.13 $ 4.82 $ 3.77 $ 5.72 $ 4.81 $ 4.53 $ 4.36     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      667    880  1,000  1,089  1,065    656    206    172     19     --
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.21 $15.15 $16.68 $12.81 $ 8.29 $16.00 $13.28 $12.35     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      515    562    616    511    412    507    322    172     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.34 $ 8.31 $ 8.84 $ 8.03 $ 6.52 $10.70 $10.70     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      242    286    357    450    499    748    372     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.07 $ 9.35 $10.39 $ 9.17 $ 6.72 $11.53 $11.09     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      582    554    462    301    230    230     61     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.49 $10.51 $10.70 $10.78 $10.15 $10.75 $ 9.80 $ 9.92     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,808  3,170  3,449  3,688  2,800  1,098  1,411    848     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.45 $16.28 $16.35 $15.64 $14.98 $16.29 $15.84 $15.50 $15.45 $15.13
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,104  1,226  1,310  1,604  1,459  1,861  2,329  2,753  2,951  3,122
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.31 $15.23 $16.12 $13.02 $10.49 $16.18 $16.75 $14.46 $14.10 $12.18
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,066  1,200  1,345  1,522  1,675  2,100  2,912  3,372  3.996  4,084
--------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.16 $14.66 $15.20 $13.27 $ 9.45 $16.62 $15.76 $16.68 $16.30     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      996  1,076  1,157  1,232  1,328  1,641    104    146     19     --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.06 $ 7.71 $ 8.55 $ 8.04 $ 6.29 $10.80 $10.75     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      371    394    377    355    411    572    298     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.54 $ 4.99 $ 5.21 $ 4.69 $ 3.60 $ 6.10 $ 6.12 $ 5.45 $ 5.08     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      193    207    105    166    145    300    397    286     69     --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.38 $ 9.76 $10.12 $ 8.93 $ 7.07 $11.39 $11.87 $10.41     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      300    335    314    427    491    424    647    410     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.93 $10.07 $10.87 $ 9.42 $ 6.82 $ 9.58 $ 8.74 $ 8.39 $ 8.20 $ 7.79
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,465  1,319  1,289  1,281  1,192  1,455  1,731  2,184  2,500  2,016
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $52.69 $46.89 $50.84 $43.93 $32.52 $61.99 $56.56 $54.68 $51.36 $46.56
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      537    593    669    370    186    233    292    331    388    429
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.41 $13.88 $13.34 $12.76 $11.97 $11.87 $11.36 $11.12 $11.11 $10.87
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,731  3,671  4,073  4,407  4,240  5,230  6,686  7,527  8,293  8,217
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.09 $10.43 $12.93 $12.28 $ 9.61 $18.51 $16.73 $13.57 $11.94 $10.29
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      993  1,097  1,251  1,474  1,547  1,972  2,676  2,300  2,160  1,684
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.00 $ 9.76 $10.71 $ 9.76 $ 7.48 $12.58 $12.18 $10.89 $10.37 $ 9.61
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      691    806    856    922  1,012  1,291  1,745  1,956  2,038  1,850
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.66 $11.13 $11.98 $10.76 $ 8.90 $14.46 $14.18 $12.07 $11.46 $10.17
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,494  1,647  1,891  2,160  2,480  3,218  4,325  4,766  4,712  3,848
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.83 $10.42 $11.49 $ 9.20 $ 6.60 $11.88 $10.79 $10.01 $ 9.38 $ 8.53
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,591  1,749  1,969  2,263  2,611  3,156  4,520  5,281  6,078  5,628
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.35 $12.70 $14.89 $12.12 $ 8.53 $13.54 $13.75 $12.18 $11.53 $10.17
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,364  1,503  1,605  1,844  2,077  2,710  3,885  4,432  5,059  3,927
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $28.61 $27.61 $26.70 $25.45 $23.59 $31.34 $30.88 $28.55 $28.15 $26.32
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,439  1,548  1,666  1,854  2,063  2,743  3,798  4,585  5,526  5,467
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.57 $ 6.91 $ 8.32 $ 6.63 $ 5.01 $ 8.79 $ 8.61 $ 7.94 $ 7.51     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      204    332    379    322    350    436    605    410     22     --
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.35 $14.23 $15.89 $12.97 $10.43 $17.05 $19.22 $16.83 $16.33 $14.17
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,781  1,988  2,303  2,646  3,075  3,968  5,693  6,888  7,850  7,354
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.96 $10.72 $11.45 $ 9.88 $ 6.34 $12.17 $10.46 $ 9.91 $ 9.05 $ 8.76
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,482  1,668  1,814  2,062  2,147  2,564  3,343  4,090  4,725  1,117
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.

Effective 1/1/2013, the net assets attributable to certain contracts funded by Separate Account No. 49 were transferred to Separate Account No. 70. Units were redeemed from the Variable Investment Options of Separate Account No. 49, and the holders of such units were then issued units of the corresponding Variable Investment Options of Separate Account No. 70. Whether your contract remains in Separate Account No. 49 or was moved to Separate Account No. 70, your number of units, unit values, charges and share class were the same on the date of the transfer. The correlating adjustment in the number of units will be reflected in 2013's condensed financial information.



------------------------------------------------------------------------------------------------------------------------------
                                                                   FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------------
                                           2012     2011     2010     2009     2008     2007     2006    2005    2004    2003
------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  12.83 $  11.43 $  12.56 $  11.29 $   9.02 $  15.09 $  14.45 $ 12.46 $ 11.72 $10.66
------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     73,856   81,740   86,614   91,369   88,738   64,596   32,813  12,508   4,674    195
------------------------------------------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  12.47 $  11.69 $  12.17 $  11.25       --       --       --      --      --     --
------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      9,933    6,698    4,678    1,625       --       --       --      --      --     --
------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  12.12 $  11.78 $  11.75 $  11.14 $  10.32 $  11.79 $  11.33 $ 10.83 $ 10.75 $10.31
------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     52,963   56,298   54,990   56,858   42,602   10,068    5,935   3,738   1,736    116
------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  12.21 $  11.58 $  11.94 $  11.12       --       --       --      --      --     --
------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      6,357    4,565    3,038    1,085       --       --       --      --      --     --
------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.41 $  11.11 $  11.21 $  10.63       --       --       --      --      --     --
------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      4,785    3,543    2,134    1,112       --       --       --      --      --     --
------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  12.26 $  11.61 $  11.89 $  11.08 $   9.85 $  12.43 $  11.98 $ 11.20 $ 11.03 $10.41
------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     40,946   44,468   46,837   48,383   39,676   23,580   16,150   9,271   3,928    215
------------------------------------------------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  13.26 $  12.12 $  12.89 $  11.74       --       --       --      --      --     --
------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     19,063   13,966   10,299    3,815       --       --       --      --      --     --
------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  12.47 $  11.65 $  12.14 $  11.23 $   9.76 $  13.13 $  12.57 $ 11.58 $ 11.24 $10.51
------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    157,027  169,487  182,689  187,530  162,336  117,390   83,885  52,197  21,440    970
------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  13.10 $  12.13 $  12.76 $  11.70       --       --       --      --      --     --
------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     19,453   13,647    9,422    3,014       --       --       --      --      --     --
------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  13.11 $  11.95 $  12.79 $  11.66 $   9.72 $  14.48 $  13.84 $ 12.29 $ 11.72 $10.67
------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    255,021  280,250  306,839  319,013  307,331  240,939  152,231  69,680  21,528    560
------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  17.20 $  15.13 $  15.48 $  11.81 $   8.85 $  16.27 $  14.18 $ 13.22 $ 12.06 $10.75
------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      4,068    4,294    4,251    3,707    4,155    3,846    2,926   1,783     913     81
------------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)




----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005    2004   2003
----------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.02 $  8.72 $  9.81 $  8.02 $  6.36 $  9.71 $ 10.81      --     --     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,623   4,691   4,425   4,217   3,589   2,069     384      --     --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.38 $ 11.97 $ 12.56 $ 11.37 $  8.88 $ 14.23 $ 14.30 $ 12.02 $11.87 $10.92
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,904  11,402  10,750   9,718   8,195   7,001   5,785   4,888  3,020    210
----------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.36 $  5.49 $  5.61 $  4.93 $  4.49 $  6.74 $  6.61 $  5.80 $ 5.55     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,027   7,358   7,596   7,687   6,763   5,771   4,814   3,177    208     --
----------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.33 $  9.87 $ 10.01 $  9.04 $  7.03 $ 13.04 $ 11.83 $ 11.43 $10.68 $10.49
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       800     846     913     976     994     982     894     571    194      5
----------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.87 $ 12.01 $ 11.74 $ 10.31 $  7.97 $ 13.44 $ 13.44 $ 12.20 $11.69 $10.72
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,628  12,354  13,284  14,379  15,308  17,200   6,674   4,879  2,900     86
----------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.45 $ 10.95 $ 11.08 $  9.72 $  7.70 $ 13.93 $ 13.69 $ 12.58 $12.26 $10.92
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,562   6,758   7,497   8,285   7,635   7,057   7,207   5,402  2,957    158
----------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.72 $ 10.57 $ 10.25 $  9.85 $  9.76 $ 10.89 $ 10.74 $ 10.50 $10.44 $10.20
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,789  15,379  15,758  15,630  13,286  14,134  11,680   7,995  3,501    284
----------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.79 $  8.89 $  9.48 $  8.63 $  6.61 $ 11.06 $ 10.84      --     --     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,194  11,038  12,024  12,570  12,038   7,823   1,788      --     --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.59 $ 11.99 $ 12.01 $ 10.68 $  8.63 $ 14.00 $ 13.56 $ 11.98 $11.67 $10.76
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    17,010  15,594  17,472  16,494  13,591  11,756   9,866   7,495  4,181    204
----------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.09 $ 11.65 $ 12.63 $ 11.14 $  8.86 $ 15.09 $ 13.45 $ 12.51 $11.49 $10.57
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    16,861  18,903  21,844  25,216  27,244  25,093  20,022  11,881  5,249    435
----------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.61 $  9.70 $  9.86 $  9.00 $  7.01 $ 10.46 $ 10.42      --     --     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    20,166  18,816  20,186  26,123  22,020  19,931   3,992      --     --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.57 $  7.60 $  8.09 $  7.45 $  5.90 $  9.50      --      --     --     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    61,269  66,778  72,176  77,428  73,834  36,003      --      --     --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.72 $ 12.29 $ 12.33 $ 11.44 $  9.97 $ 11.77 $ 11.57 $ 10.48     --     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,767   4,153   3,441   2,904   2,617   2,502   1,759     442     --     --
----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



---------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006    2005   2004   2003
---------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 38.05 $ 32.83 $ 34.59 $ 26.51 $ 19.06 $ 27.94 $ 26.00 $22.24 $21.68     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,342   4,688   4,778   4,361   4,032   3,011   1,796    802     76     --
---------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.25 $ 12.01 $ 11.70 $ 11.19 $ 11.16 $ 10.65 $  9.91 $ 9.74     --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,732  11,107  10,881   9,976   8,932   4,959   2,013    172     --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.12 $ 20.10 $ 23.30 $ 21.26 $ 14.40 $ 34.34 $ 24.59 $18.24 $13.97 $11.48
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,760   8,714  10,073  10,747   9,040   8,306   6,050  3,408  1,047     46
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.08 $ 11.16 $ 10.78 $ 10.51 $ 10.94 $ 10.74 $ 10.22 $10.07 $10.12 $10.09
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,947   5,170   5,599   6,213   5,624   2,177   1,691  1,398    905     69
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.85 $ 12.11 $ 14.82 $ 13.80 $ 10.36 $ 19.11 $ 16.87 $14.38 $12.48 $11.17
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,713  11,646  12,040  12,800  12,557  12,092  11,624  7,243  3,564    178
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.18 $ 10.65 $ 12.34 $ 11.92 $  9.54 $ 19.68 $ 17.91 $14.74 $13.00 $11.19
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,104   9,683  10,663  11,782  12,678  12,529   7,675  3,716  1,270     66
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.83 $ 11.97 $ 14.52 $ 13.92 $ 10.87 $ 19.38 $ 17.89 $14.47 $13.27 $11.09
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,569   8,297   9,253   9,672   8,942   9,184   7,223  4,026  1,161     30
---------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.73 $ 11.16 $ 11.97 $ 10.84 $  8.33 $ 14.06 $ 14.47 $12.22 $11.96 $10.97
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,147   2,278   2,399   2,250   2,028   2,094   1,769  1,018    473     42
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.69 $ 11.22 $ 11.92 $ 10.61 $  8.53 $ 13.85 $ 13.56 $12.21 $11.58 $10.57
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,385   1,518   1,657   1,676   1,341   1,364   1,455  1,271    643     69
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.86 $ 13.17 $ 13.08 $ 11.47 $  8.57 $ 13.66 $ 12.19 $12.46 $11.02 $10.34
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,859   4,033   3,861   4,165   4,045   3,311   2,506  1,386    595     44
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.09 $ 12.59 $ 13.29 $ 11.81 $  8.90 $ 14.66 $ 12.89 $12.16 $11.34 $10.24
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,094   8,906   2,226   2,475   2,429   2,960   1,215    705    369     29
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.53 $  5.70 $  5.81 $  5.16 $  4.40 $ 10.34 $ 11.17 $10.63     --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,707  13,669   6,525   6,971   6,687   7,005   5,957    563     --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.03 $  9.68 $ 10.37 $  9.36 $  7.90 $ 14.17 $ 15.10 $12.65 $12.20 $10.93
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,511  12,952  14,184  15,820  17,618  19,894  14,100  9,522  5,080    310
---------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.19 $ 10.75 $ 11.94 $ 10.66 $  8.63 $ 12.71 $11.68 $10.54     --     --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,569   4,343   4,125   4,065   2,823   1,698  1,248    527     --     --
--------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.01 $ 12.75 $ 14.52 $ 12.85 $  9.52 $ 16.21 $14.18 $11.48     --     --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,208   6,333   7,236   5,774   4,806   3,860  1,674    373     --     --
--------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.40 $ 12.51 $ 13.03 $ 10.54 $  7.86 $ 15.77 $14.84 $13.53 $12.93 $11.33
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,443   9,217  10,198  10,675  10,589  10,337  8,706  5,920  3,260    291
--------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.91 $ 12.78 $ 14.35 $ 11.92 $  8.92 $ 15.00 $15.51 $14.02 $12.80 $11.04
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,053  14,367  16,208  19,394   5,726   6,668  6,490  4,526  2,213    149
--------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.91 $ 10.08 $ 10.25 $ 10.42 $ 10.59 $ 10.55 $10.24 $ 9.97 $ 9.87 $ 9.96
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,705  11,708  10,912  19,099  26,885   8,854  4,632  2,041  1,005     42
--------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.71 $  5.16 $  5.10 $  4.79 $  3.76 $  5.69 $ 4.79 $ 4.51 $ 4.35     --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,557   5,784   6,667   7,498   8,750   4,503  1,430    883     38     --
--------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.15 $ 15.10 $ 16.63 $ 12.78 $  8.28 $ 15.97 $13.27 $12.35     --     --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,204   9,135   9,351   7,909   6,915   5,059  2,350    533     --     --
--------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.31 $  8.29 $  8.82 $  8.01 $  6.51 $ 10.70 $10.70     --     --     --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,058   8,847   9,869  11,439  11,898  12,811  2,470     --     --     --
--------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.03 $  9.32 $ 10.37 $  9.15 $  6.71 $ 11.52 $11.08     --     --     --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,515   8,410   6,724   5,394   4,013   2,779    367     --     --     --
--------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.45 $ 10.47 $ 10.67 $ 10.76 $ 10.13 $ 10.73 $ 9.79 $ 9.91     --     --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    31,083  33,009  36,696  39,919  25,636  14,527  8,303  3,300     --     --
--------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.03 $ 10.93 $ 10.98 $ 10.51 $ 10.07 $ 10.96 $10.66 $10.44 $10.40 $10.20
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,669   8,789   9,470   9,834   4,558   4,138  3,340  2,303  1,119     95
--------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.16 $ 13.34 $ 14.13 $ 11.42 $  9.21 $ 14.21 $14.72 $12.72 $12.40 $10.71
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,253   6,576   7,175   7,505   4,820   4,773  4,061  2,210  1,215     79
--------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.95 $ 14.49 $ 15.02 $ 13.12 $  9.36 $ 16.46 $15.61 $16.53 $16.17     --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,599   5,792   5,568   5,286   3,779   3,120    907    526     22     --
--------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------------
                                          2012    2011    2010    2009    2008    2007    2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.03 $  7.69 $  8.53 $  8.03 $  6.28 $ 10.79 $10.75     --     --     --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,724   7,664   8,076   8,585   9,057  10,518  2,001     --     --     --
--------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.50 $  4.95 $  5.18 $  4.66 $  3.58 $  6.07 $ 6.10 $ 5.43 $ 5.07     --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,911   2,795   2,626   2,887   3,308   3,079  2,346    952     71     --
--------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.33 $  9.73 $ 10.09 $  8.91 $  7.05 $ 11.38 $11.86 $10.41     --     --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,331  10,113   9,622  10,345  10,821   9,921  7,856  2,852     --     --
--------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.29 $ 13.76 $ 14.86 $ 12.88 $  9.34 $ 13.11 $11.98 $11.50 $11.25 $10.69
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,066   7,890   6,166   5,221   2,848   2,691  1,979  1,528  1,146    126
--------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.01 $ 10.69 $ 11.60 $ 10.03 $  7.43 $ 14.17 $12.93 $12.51 $11.75 $10.66
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,994   7,858   8,625   5,825   1,350   1,191    976    442    210     15
--------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.42 $ 12.93 $ 12.43 $ 11.90 $ 11.17 $ 11.08 $10.61 $10.39 $10.38 $10.16
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    25,225  23,508  18,690  19,288  11,031   6,566  5,315  4,566  2,210    301
--------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.13 $ 11.34 $ 14.06 $ 13.36 $ 10.46 $ 20.15 $18.23 $14.79 $13.02 $11.23
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,284   7,107   7,570   8,035   7,867   7,136  5,220  2,536  1,127     65
--------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.05 $ 10.70 $ 11.75 $ 10.71 $  8.22 $ 13.82 $13.38 $11.98 $11.41 $10.58
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,598   2,701   2,716   2,563   1,797   1,624  1,487  1,016    456     20
--------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.71 $ 12.06 $ 12.98 $ 11.67 $  9.65 $ 15.69 $15.40 $13.12 $12.46 $11.07
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,689   5,128   5,659   6,264   6,951   6,335  5,165  3,109  1,455     59
--------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.53 $ 12.80 $ 14.13 $ 11.32 $  8.12 $ 14.63 $13.30 $12.33 $11.57 $10.53
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,108   4,195   4,760   4,627   4,317   3,883  3,570  2,515  1,381     97
--------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.44 $ 13.67 $ 16.04 $ 13.06 $  9.20 $ 14.60 $14.83 $13.15 $12.45 $10.99
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,458   4,856   4,840   4,569   4,175   4,025  3,627  2,566  1,506    103
--------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.46 $ 11.06 $ 10.70 $ 10.21 $  9.46 $ 12.58 $12.40 $11.47 $11.32 $10.59
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,362   9,077   8,961   8,522   6,601   7,716  6,956  5,292  3,135    282
--------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.51 $  6.86 $  8.27 $  6.59 $  4.98 $  8.75 $ 8.58 $ 7.91 $ 7.49     --
--------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,906   6,318   7,044   7,464   6,845   6,231  3,530  1,416     31     --
--------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2012   2011   2010   2009   2008   2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.55 $10.93 $12.21 $ 9.97 $ 8.02 $13.12 $14.80 $12.96 $12.59 $10.93
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,602  5,025  5,724  6,164  6,403  7,224  7,719  5,307  2,979    191
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.01 $12.56 $13.42 $11.59 $ 7.44 $14.29 $12.29 $11.65 $10.64 $10.31
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,209  5,819  5,979  5,856  4,301  3,743  2,164  1,431    675     35
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............   F-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2012............   F-3
   Statements of Operations for the Year Ended December 31, 2012......  F-55
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2012 and 2011.......................................  F-81
   Notes to Financial Statements...................................... F-125

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................. F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2012 and 2011.............. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2012, 2011 and 2010................................................ F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2012, 2011 and 2010................................... F-4
   Consolidated Statements of Equity, Years Ended December 31, 2012,
     2011 and 2010...................................................... F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2012, 2011 and 2010................................................ F-6
   Notes to Consolidated Financial Statements........................... F-8


                                   F-1  413207

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 49 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 22, 2013

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

                                                                        ALLIANCEBERNSTEIN VPS ALLIANCEBERNSTEIN VPS
                                                      ALL ASSET GROWTH-    BALANCED WEALTH    INTERNATIONAL GROWTH
                                                           ALT 20*      STRATEGY PORTFOLIO**       PORTFOLIO**
                                                      ----------------- --------------------- ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $5,252,783          $3,080,327            $4,810,664
Receivable for The Trusts shares sold................            --                 363                    --
Receivable for policy-related transactions...........         9,715                  --                   344
                                                         ----------          ----------            ----------
   Total assets......................................     5,262,498           3,080,690             4,811,008
                                                         ----------          ----------            ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         9,715                  --                   344
Payable for policy-related transactions..............            --                 363                    --
                                                         ----------          ----------            ----------
   Total liabilities.................................         9,715                 363                   344
                                                         ----------          ----------            ----------
NET ASSETS...........................................    $5,252,783          $3,080,327            $4,810,664
                                                         ==========          ==========            ==========

NET ASSETS:
Accumulation Unit Value..............................    $5,228,892          $3,079,934            $4,810,443
Retained by AXA Equitable in Separate Account No. 49.        23,891                 393                   221
                                                         ----------          ----------            ----------
TOTAL NET ASSETS.....................................    $5,252,783          $3,080,327            $4,810,664
                                                         ==========          ==========            ==========

Investments in shares of The Trusts, at cost.........    $5,259,650          $2,874,347            $4,771,326
The Trusts shares held
   Class A...........................................       284,583                  --                    --
   Class B...........................................            --             256,480               283,648
   Class II..........................................            --                  --                    --
   Class K...........................................           565                  --                    --

                                                      AMERICAN CENTURY
                                                      VP LARGE COMPANY AMERICAN CENTURY VP
                                                         VALUE FUND    MID CAP VALUE FUND
                                                      ---------------- -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $1,608,902        $9,649,512
Receivable for The Trusts shares sold................           161                --
Receivable for policy-related transactions...........           147             1,203
                                                         ----------        ----------
   Total assets......................................     1,609,210         9,650,715
                                                         ----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --             1,203
Payable for policy-related transactions..............            --                --
                                                         ----------        ----------
   Total liabilities.................................            --             1,203
                                                         ----------        ----------
NET ASSETS...........................................    $1,609,210        $9,649,512
                                                         ==========        ==========

NET ASSETS:
Accumulation Unit Value..............................    $1,609,210        $9,649,352
Retained by AXA Equitable in Separate Account No. 49.            --               160
                                                         ----------        ----------
TOTAL NET ASSETS.....................................    $1,609,210        $9,649,512
                                                         ==========        ==========

Investments in shares of The Trusts, at cost.........    $1,501,053        $9,104,585
The Trusts shares held
   Class A...........................................            --                --
   Class B...........................................            --                --
   Class II..........................................       150,224           661,378
   Class K...........................................            --                --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      AXA AGGRESSIVE  AXA BALANCED  AXA CONSERVATIVE AXA CONSERVATIVE
                                                       ALLOCATION*     STRATEGY*      ALLOCATION*    GROWTH STRATEGY*
                                                      -------------- -------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value... $2,647,688,399 $1,229,043,963  $2,018,146,657    $617,184,266
Receivable for The Trusts shares sold................        670,016             --       2,810,014         351,277
Receivable for policy-related transactions...........             --        735,200              --              --
                                                      -------------- --------------  --------------    ------------
   Total assets......................................  2,648,358,415  1,229,779,163   2,020,956,671     617,535,543
                                                      -------------- --------------  --------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --        735,200              --              --
Payable for policy-related transactions..............        670,016             --       2,810,014         351,277
                                                      -------------- --------------  --------------    ------------
   Total liabilities.................................        670,016        735,200       2,810,014         351,277
                                                      -------------- --------------  --------------    ------------
NET ASSETS........................................... $2,647,688,399 $1,229,043,963  $2,018,146,657    $617,184,266
                                                      ============== ==============  ==============    ============

NET ASSETS:
Accumulation Unit Value.............................. $2,647,478,297 $1,228,875,096  $2,017,786,271    $617,051,045
Retained by AXA Equitable in Separate Account No. 49.        210,102        168,867         360,386         133,221
                                                      -------------- --------------  --------------    ------------
TOTAL NET ASSETS..................................... $2,647,688,399 $1,229,043,963  $2,018,146,657    $617,184,266
                                                      ============== ==============  ==============    ============

Investments in shares of The Trusts, at cost......... $2,676,659,646 $1,177,173,632  $2,031,972,503    $596,207,146
The Trusts shares held
   Class A...........................................      1,483,405            962              --              --
   Class B...........................................    264,791,176     97,856,888     210,075,932      50,455,146
   Class K...........................................          1,152             --           1,054              --

                                                      AXA CONSERVATIVE
                                                         STRATEGY*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $430,930,949
Receivable for The Trusts shares sold................             --
Receivable for policy-related transactions...........        239,285
                                                        ------------
   Total assets......................................    431,170,234
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        239,285
Payable for policy-related transactions..............             --
                                                        ------------
   Total liabilities.................................        239,285
                                                        ------------
NET ASSETS...........................................   $430,930,949
                                                        ============

NET ASSETS:
Accumulation Unit Value..............................   $430,809,430
Retained by AXA Equitable in Separate Account No. 49.        121,519
                                                        ------------
TOTAL NET ASSETS.....................................   $430,930,949
                                                        ============

Investments in shares of The Trusts, at cost.........   $425,129,412
The Trusts shares held
   Class A...........................................             --
   Class B...........................................     37,821,749
   Class K...........................................             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      AXA CONSERVATIVE-   AXA GROWTH    AXA MODERATE    AXA MODERATE
                                                      PLUS ALLOCATION*    STRATEGY*     ALLOCATION*   GROWTH STRATEGY*
                                                      ----------------- -------------- -------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $1,663,793,331   $1,025,037,938 $6,735,010,836  $2,970,678,198
Receivable for The Trusts shares sold................              --               --      1,468,642              --
Receivable for policy-related transactions...........       1,598,630           70,182             --         606,512
                                                       --------------   -------------- --------------  --------------
   Total assets......................................   1,665,391,961    1,025,108,120  6,736,479,478   2,971,284,710
                                                       --------------   -------------- --------------  --------------

LIABILITIES:
Payable for The Trusts shares purchased..............       1,598,630           70,182             --         606,512
Payable for policy-related transactions..............              --               --      1,468,642              --
                                                       --------------   -------------- --------------  --------------
   Total liabilities.................................       1,598,630           70,182      1,468,642         606,512
                                                       --------------   -------------- --------------  --------------
NET ASSETS...........................................  $1,663,793,331   $1,025,037,938 $6,735,010,836  $2,970,678,198
                                                       ==============   ============== ==============  ==============

NET ASSETS:
Accumulation Unit Value..............................  $1,663,753,293   $1,024,879,596 $6,734,995,099  $2,970,451,471
Retained by AXA Equitable in Separate Account No. 49.          40,038          158,342         15,737         226,727
                                                       --------------   -------------- --------------  --------------
TOTAL NET ASSETS.....................................  $1,663,793,331   $1,025,037,938 $6,735,010,836  $2,970,678,198
                                                       ==============   ============== ==============  ==============

Investments in shares of The Trusts, at cost.........  $1,632,570,161   $  960,647,682 $7,029,152,345  $2,821,383,024
The Trusts shares held
   Class A...........................................              --              927      2,627,683              --
   Class B...........................................     172,591,743       76,409,881    501,376,188     224,076,308
   Class K...........................................           1,122               --            813              --

                                                       AXA MODERATE-
                                                      PLUS ALLOCATION*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value... $ 9,543,671,776
Receivable for The Trusts shares sold................       4,556,727
Receivable for policy-related transactions...........              --
                                                      ---------------
   Total assets......................................   9,548,228,503
                                                      ---------------

LIABILITIES:
Payable for The Trusts shares purchased..............              --
Payable for policy-related transactions..............       4,556,727
                                                      ---------------
   Total liabilities.................................       4,556,727
                                                      ---------------
NET ASSETS........................................... $ 9,543,671,776
                                                      ===============

NET ASSETS:
Accumulation Unit Value.............................. $ 9,543,492,274
Retained by AXA Equitable in Separate Account No. 49.         179,502
                                                      ---------------
TOTAL NET ASSETS..................................... $ 9,543,671,776
                                                      ===============

Investments in shares of The Trusts, at cost......... $10,605,520,343
The Trusts shares held
   Class A...........................................       3,142,723
   Class B...........................................     925,704,363
   Class K...........................................           1,090

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                               AXA TACTICAL   AXA ULTRA
                                                      AXA TACTICAL AXA TACTICAL AXA TACTICAL     MANAGER     CONSERVATIVE
                                                      MANAGER 400* MANAGER 500* MANAGER 2000* INTERNATIONAL*  STRATEGY*
                                                      ------------ ------------ ------------- -------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $63,673,508  $152,591,197  $70,017,663   $111,739,787    $295,338
Receivable for The Trusts shares sold................          --            --           --             --       5,927
Receivable for policy-related transactions...........      82,936        51,107        8,796         72,208          --
                                                      -----------  ------------  -----------   ------------    --------
   Total assets......................................  63,756,444   152,642,304   70,026,459    111,811,995     301,265
                                                      -----------  ------------  -----------   ------------    --------

LIABILITIES:
Payable for The Trusts shares purchased..............      82,936        51,107        8,796         72,208          --
Payable for policy-related transactions..............          --            --           --             --       5,927
                                                      -----------  ------------  -----------   ------------    --------
   Total liabilities.................................      82,936        51,107        8,796         72,208       5,927
                                                      -----------  ------------  -----------   ------------    --------
NET ASSETS........................................... $63,673,508  $152,591,197  $70,017,663   $111,739,787    $295,338
                                                      ===========  ============  ===========   ============    ========

NET ASSETS:
Accumulation Unit Value.............................. $63,474,905  $152,404,118  $69,825,672   $111,565,656    $192,895
Retained by AXA Equitable in Separate Account No. 49.     198,603       187,079      191,991        174,131     102,443
                                                      -----------  ------------  -----------   ------------    --------
TOTAL NET ASSETS..................................... $63,673,508  $152,591,197  $70,017,663   $111,739,787    $295,338
                                                      ===========  ============  ===========   ============    ========

Investments in shares of The Trusts, at cost......... $58,574,905  $141,460,688  $65,307,696   $107,399,798    $295,723
The Trusts shares held
   Class A...........................................      10,732        10,725       10,808         10,594          --
   Class B...........................................   4,011,530    10,466,324    4,622,752      9,236,188      29,358
   Class K...........................................         756           821          795            914          --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                          BLACKROCK        BLACKROCK     EQ/ALLIANCEBERNSTEIN
                                                      GLOBAL ALLOCATION LARGE CAP GROWTH    DYNAMIC WEALTH
                                                          V.I. FUND        V.I. FUND     STRATEGIES PORTFOLIO*
                                                      ----------------- ---------------- ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $37,314,990       $6,521,118        $347,807,402
Receivable for The Trusts shares sold................         58,562            3,094                  --
Receivable for policy-related transactions...........             --               --             435,423
                                                         -----------       ----------        ------------
   Total assets......................................     37,373,552        6,524,212         348,242,825
                                                         -----------       ----------        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --               --             453,427
Payable for policy-related transactions..............         58,562            3,094                  --
                                                         -----------       ----------        ------------
   Total liabilities.................................         58,562            3,094             453,427
                                                         -----------       ----------        ------------
NET ASSETS...........................................    $37,314,990       $6,521,118        $347,789,398
                                                         ===========       ==========        ============

NET ASSETS:
Accumulation Unit Value..............................    $37,313,633       $6,519,281        $338,310,682
Retained by AXA Equitable in Separate Account No. 49.          1,357            1,837           9,478,716
                                                         -----------       ----------        ------------
TOTAL NET ASSETS.....................................    $37,314,990       $6,521,118        $347,789,398
                                                         ===========       ==========        ============

Investments in shares of The Trusts, at cost.........    $36,829,113       $6,571,861        $337,203,147
The Trusts shares held
   Class A...........................................             --               --                  --
   Class B...........................................             --               --          33,844,838
   Class III.........................................      2,602,161          567,547                  --
   Class K...........................................             --               --                  --

                                                      EQ/ALLIANCEBERNSTEIN EQ/AXA FRANKLIN
                                                           SMALL CAP          SMALL CAP
                                                            GROWTH*          VALUE CORE*
                                                      -------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $469,625,907      $135,657,282
Receivable for The Trusts shares sold................           17,769            70,808
Receivable for policy-related transactions...........               --                --
                                                          ------------      ------------
   Total assets......................................      469,643,676       135,728,090
                                                          ------------      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............               --                --
Payable for policy-related transactions..............           17,769            70,808
                                                          ------------      ------------
   Total liabilities.................................           17,769            70,808
                                                          ------------      ------------
NET ASSETS...........................................     $469,625,907      $135,657,282
                                                          ============      ============

NET ASSETS:
Accumulation Unit Value..............................     $469,529,933      $135,516,417
Retained by AXA Equitable in Separate Account No. 49.           95,974           140,865
                                                          ------------      ------------
TOTAL NET ASSETS.....................................     $469,625,907      $135,657,282
                                                          ============      ============

Investments in shares of The Trusts, at cost.........     $422,838,103      $114,647,975
The Trusts shares held
   Class A...........................................          377,825           203,163
   Class B...........................................       28,428,996        12,457,676
   Class III.........................................               --                --
   Class K...........................................              762             1,174

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                         EQ/BLACKROCK     EQ/BOSTON ADVISORS EQ/CALVERT SOCIALLY
                                                      BASIC VALUE EQUITY*   EQUITY INCOME*      RESPONSIBLE*
                                                      ------------------- ------------------ -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $898,167,785        $291,769,861        $47,239,592
Receivable for The Trusts shares sold................         732,838             139,205                 --
Receivable for policy-related transactions...........              --                  --             28,359
                                                         ------------        ------------        -----------
   Total assets......................................     898,900,623         291,909,066         47,267,951
                                                         ------------        ------------        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............              --                  --             28,359
Payable for policy-related transactions..............         732,838             139,205                 --
                                                         ------------        ------------        -----------
   Total liabilities.................................         732,838             139,205             28,359
                                                         ------------        ------------        -----------
NET ASSETS...........................................    $898,167,785        $291,769,861        $47,239,592
                                                         ============        ============        ===========

NET ASSETS:
Accumulation Unit Value..............................    $898,103,002        $291,752,299        $47,200,209
Retained by AXA Equitable in Separate Account No. 49.          64,783              17,562             39,383
                                                         ------------        ------------        -----------
TOTAL NET ASSETS.....................................    $898,167,785        $291,769,861        $47,239,592
                                                         ============        ============        ===========

Investments in shares of The Trusts, at cost.........    $819,713,377        $255,868,071        $40,504,466
The Trusts shares held
   Class A...........................................       2,295,651             991,174                 --
   Class B...........................................      59,059,179          48,653,958          5,687,887
   Class K...........................................             845               2,195                 --

                                                      EQ/CAPITAL GUARDIAN EQ/COMMON STOCK
                                                           RESEARCH*          INDEX*
                                                      ------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $882,442,341      $749,887,382
Receivable for The Trusts shares sold................         363,705           140,300
Receivable for policy-related transactions...........              --                --
                                                         ------------      ------------
   Total assets......................................     882,806,046       750,027,682
                                                         ------------      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............              --                --
Payable for policy-related transactions..............         363,705           140,300
                                                         ------------      ------------
   Total liabilities.................................         363,705           140,300
                                                         ------------      ------------
NET ASSETS...........................................    $882,442,341      $749,887,382
                                                         ============      ============

NET ASSETS:
Accumulation Unit Value..............................    $882,298,724      $749,816,785
Retained by AXA Equitable in Separate Account No. 49.         143,617            70,597
                                                         ------------      ------------
TOTAL NET ASSETS.....................................    $882,442,341      $749,887,382
                                                         ============      ============

Investments in shares of The Trusts, at cost.........    $798,331,826      $703,665,173
The Trusts shares held
   Class A...........................................         142,160           164,560
   Class B...........................................      60,306,696        41,407,191
   Class K...........................................              --                --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                         EQ/CORE     EQ/DAVIS NEW YORK   EQ/EQUITY      EQ/EQUITY
                                                       BOND INDEX*       VENTURE*        500 INDEX*    GROWTH PLUS*
                                                      -------------- ----------------- -------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value... $1,241,250,177   $315,568,620    $1,295,183,921 $1,038,946,395
Receivable for The Trusts shares sold................             --        108,714                --        529,858
Receivable for policy-related transactions...........      1,620,424             --           745,160             --
                                                      --------------   ------------    -------------- --------------
   Total assets......................................  1,242,870,601    315,677,334     1,295,929,081  1,039,476,253
                                                      --------------   ------------    -------------- --------------

LIABILITIES:
Payable for The Trusts shares purchased..............      1,620,424             --           745,160             --
Payable for policy-related transactions..............             --        108,714                --        537,305
                                                      --------------   ------------    -------------- --------------
   Total liabilities.................................      1,620,424        108,714           745,160        537,305
                                                      --------------   ------------    -------------- --------------
NET ASSETS........................................... $1,241,250,177   $315,568,620    $1,295,183,921 $1,038,938,948
                                                      ==============   ============    ============== ==============

NET ASSETS:
Accumulation Unit Value.............................. $1,241,073,143   $315,431,233    $1,295,073,363 $1,038,843,577
Retained by AXA Equitable in Separate Account No. 49.        177,034        137,387           110,558         95,371
                                                      --------------   ------------    -------------- --------------
TOTAL NET ASSETS..................................... $1,241,250,177   $315,568,620    $1,295,183,921 $1,038,938,948
                                                      ==============   ============    ============== ==============

Investments in shares of The Trusts, at cost......... $1,228,947,848   $269,300,390    $1,123,089,411 $  992,269,385
The Trusts shares held
   Class A...........................................             --        898,960           748,708             --
   Class B...........................................    122,106,284     29,841,118        51,664,843     65,470,001
   Class K...........................................          1,027          1,156               508            740

                                                       EQ/FRANKLIN
                                                      CORE BALANCED*
                                                      --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $629,709,915
Receivable for The Trusts shares sold................     1,297,384
Receivable for policy-related transactions...........            --
                                                       ------------
   Total assets......................................   631,007,299
                                                       ------------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............     1,297,384
                                                       ------------
   Total liabilities.................................     1,297,384
                                                       ------------
NET ASSETS...........................................  $629,709,915
                                                       ============

NET ASSETS:
Accumulation Unit Value..............................  $629,446,145
Retained by AXA Equitable in Separate Account No. 49.       263,770
                                                       ------------
TOTAL NET ASSETS.....................................  $629,709,915
                                                       ============

Investments in shares of The Trusts, at cost.........  $578,495,914
The Trusts shares held
   Class A...........................................       183,714
   Class B...........................................    70,417,286
   Class K...........................................         1,282

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                           EQ/FRANKLIN      EQ/GAMCO MERGERS  EQ/GAMCO SMALL  EQ/GLOBAL
                                                      TEMPLETON ALLOCATION* AND ACQUISITIONS* COMPANY VALUE*  BOND PLUS*
                                                      --------------------- ----------------- -------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $1,265,675,517       $200,466,760     $906,650,060  $498,678,341
Receivable for The Trusts shares sold................           410,278             26,113          271,135       298,583
Receivable for policy-related transactions...........                --                 --               --            --
                                                         --------------       ------------     ------------  ------------
   Total assets......................................     1,266,085,795        200,492,873      906,921,195   498,976,924
                                                         --------------       ------------     ------------  ------------

LIABILITIES:
Payable for The Trusts shares purchased..............                --                 --               --            --
Payable for policy-related transactions..............           410,278             26,113          271,135       298,583
                                                         --------------       ------------     ------------  ------------
   Total liabilities.................................           410,278             26,113          271,135       298,583
                                                         --------------       ------------     ------------  ------------
NET ASSETS...........................................    $1,265,675,517       $200,466,760     $906,650,060  $498,678,341
                                                         ==============       ============     ============  ============

NET ASSETS:
Accumulation Unit Value..............................    $1,265,573,525       $200,394,856     $906,543,772  $498,531,611
Retained by AXA Equitable in Separate Account No. 49.           101,992             71,904          106,288       146,730
                                                         --------------       ------------     ------------  ------------
TOTAL NET ASSETS.....................................    $1,265,675,517       $200,466,760     $906,650,060  $498,678,341
                                                         ==============       ============     ============  ============

Investments in shares of The Trusts, at cost.........    $1,168,202,567       $196,068,271     $694,880,897  $504,217,743
The Trusts shares held
   Class A...........................................           155,969            401,110        1,256,773       463,631
   Class B...........................................       153,677,863         15,628,639       20,190,028    50,159,419
   Class K...........................................                --                851              306         1,044

                                                           EQ/GLOBAL
                                                      MULTI-SECTOR EQUITY*
                                                      --------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $897,012,616
Receivable for The Trusts shares sold................          226,162
Receivable for policy-related transactions...........               --
                                                          ------------
   Total assets......................................      897,238,778
                                                          ------------

LIABILITIES:
Payable for The Trusts shares purchased..............               --
Payable for policy-related transactions..............          226,162
                                                          ------------
   Total liabilities.................................          226,162
                                                          ------------
NET ASSETS...........................................     $897,012,616
                                                          ============

NET ASSETS:
Accumulation Unit Value..............................     $896,919,873
Retained by AXA Equitable in Separate Account No. 49.           92,743
                                                          ------------
TOTAL NET ASSETS.....................................     $897,012,616
                                                          ============

Investments in shares of The Trusts, at cost.........     $876,821,600
The Trusts shares held
   Class A...........................................          311,230
   Class B...........................................       72,272,699
   Class K...........................................              926

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      EQ/INTERMEDIATE  EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                      GOVERNMENT BOND*    CORE PLUS*     EQUITY INDEX*         ETF*
                                                      ---------------- ---------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $440,400,882     $631,690,237     $556,404,441      $5,393,058
Receivable for The Trusts shares sold................        233,349          405,645               --             432
Receivable for policy-related transactions...........             --               --        1,452,889              --
                                                        ------------     ------------     ------------      ----------
   Total assets......................................    440,634,231      632,095,882      557,857,330       5,393,490
                                                        ------------     ------------     ------------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --               --        1,452,889              --
Payable for policy-related transactions..............        233,349          405,645               --             432
                                                        ------------     ------------     ------------      ----------
   Total liabilities.................................        233,349          405,645        1,452,889             432
                                                        ------------     ------------     ------------      ----------
NET ASSETS...........................................   $440,400,882     $631,690,237     $556,404,441      $5,393,058
                                                        ============     ============     ============      ==========

NET ASSETS:
Accumulation Unit Value..............................   $440,306,006     $631,630,541     $556,302,708      $3,190,999
Retained by AXA Equitable in Separate Account No. 49.         94,876           59,696          101,733       2,202,059
                                                        ------------     ------------     ------------      ----------
TOTAL NET ASSETS.....................................   $440,400,882     $631,690,237     $556,404,441      $5,393,058
                                                        ============     ============     ============      ==========

Investments in shares of The Trusts, at cost.........   $431,202,507     $715,731,123     $723,063,944      $6,328,460
The Trusts shares held
   Class A...........................................             --          288,679          305,830         674,914
   Class B...........................................     42,607,873       71,012,790       68,257,720         170,634
   Class K...........................................            982            1,243            1,393           1,820

                                                      EQ/INTERNATIONAL
                                                        VALUE PLUS*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $582,621,300
Receivable for The Trusts shares sold................        408,608
Receivable for policy-related transactions...........             --
                                                        ------------
   Total assets......................................    583,029,908
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............        408,608
                                                        ------------
   Total liabilities.................................        408,608
                                                        ------------
NET ASSETS...........................................   $582,621,300
                                                        ============

NET ASSETS:
Accumulation Unit Value..............................   $582,559,670
Retained by AXA Equitable in Separate Account No. 49.         61,630
                                                        ------------
TOTAL NET ASSETS.....................................   $582,621,300
                                                        ============

Investments in shares of The Trusts, at cost.........   $653,537,163
The Trusts shares held
   Class A...........................................        334,788
   Class B...........................................     52,360,046
   Class K...........................................          1,015

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                          EQ/JPMORGAN      EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP EQ/LARGE CAP
                                                      VALUE OPPORTUNITIES*  CORE PLUS*  GROWTH INDEX* GROWTH PLUS* VALUE INDEX*
                                                      -------------------- ------------ ------------- ------------ ------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $245,993,300     $137,984,585 $354,487,273  $514,840,373 $265,464,015
Receivable for The Trusts shares sold................               --           37,636           --       302,162      745,460
Receivable for policy-related transactions...........          250,544               --          277            --           --
                                                          ------------     ------------ ------------  ------------ ------------
   Total assets......................................      246,243,844      138,022,221  354,487,550   515,142,535  266,209,475
                                                          ------------     ------------ ------------  ------------ ------------

LIABILITIES:
Payable for The Trusts shares purchased..............          250,544               --          277            --           --
Payable for policy-related transactions..............               --           37,636           --       302,162      745,460
                                                          ------------     ------------ ------------  ------------ ------------
   Total liabilities.................................          250,544           37,636          277       302,162      745,460
                                                          ------------     ------------ ------------  ------------ ------------
NET ASSETS...........................................     $245,993,300     $137,984,585 $354,487,273  $514,840,373 $265,464,015
                                                          ============     ============ ============  ============ ============

NET ASSETS:
Accumulation Unit Value..............................     $245,937,059     $137,932,096 $354,415,236  $514,716,621 $263,257,510
Retained by AXA Equitable in Separate Account No. 49.           56,241           52,489       72,037       123,752    2,206,505
                                                          ------------     ------------ ------------  ------------ ------------
TOTAL NET ASSETS.....................................     $245,993,300     $137,984,585 $354,487,273  $514,840,373 $265,464,015
                                                          ============     ============ ============  ============ ============

Investments in shares of The Trusts, at cost.........     $245,207,631     $153,764,358 $278,073,655  $458,311,607 $225,593,862
The Trusts shares held
   Class A...........................................          339,690               --      553,831        98,896      445,971
   Class B...........................................       22,984,039       19,927,049   35,488,625    28,422,568   44,590,058
   Class K...........................................            1,109            1,745        1,242           643        2,169

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                       EQ/LARGE CAP  EQ/LORD ABBETT  EQ/MFS INTERNATIONAL  EQ/MID CAP
                                                       VALUE PLUS*   LARGE CAP CORE*       GROWTH*           INDEX*
                                                      -------------- --------------- -------------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $  985,601,771  $171,909,205       $403,809,263     $704,074,422
Receivable for The Trusts shares sold................        377,977       342,310                 --          379,098
Receivable for policy-related transactions...........             --            --          1,328,219               --
                                                      --------------  ------------       ------------     ------------
   Total assets......................................    985,979,748   172,251,515        405,137,482      704,453,520
                                                      --------------  ------------       ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --            --          1,328,219               --
Payable for policy-related transactions..............        377,977       342,310                 --          371,651
                                                      --------------  ------------       ------------     ------------
   Total liabilities.................................        377,977       342,310          1,328,219          371,651
                                                      --------------  ------------       ------------     ------------
NET ASSETS........................................... $  985,601,771  $171,909,205       $403,809,263     $704,081,869
                                                      ==============  ============       ============     ============

NET ASSETS:
Accumulation Unit Value.............................. $  985,452,018  $171,734,787       $403,795,472     $703,884,609
Retained by AXA Equitable in Separate Account No. 49.        149,753       174,418             13,791          197,260
                                                      --------------  ------------       ------------     ------------
TOTAL NET ASSETS..................................... $  985,601,771  $171,909,205       $403,809,263     $704,081,869
                                                      ==============  ============       ============     ============

Investments in shares of The Trusts, at cost......... $1,258,695,524  $155,662,846       $356,032,016     $647,905,016
The Trusts shares held
   Class A...........................................        141,411         1,906            845,455          564,172
   Class B...........................................     90,537,482    13,721,265         60,081,668       74,837,222
   Class K...........................................          1,119            --              1,798            1,345

                                                      EQ/MID CAP
                                                      VALUE PLUS*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $947,843,674
Receivable for The Trusts shares sold................      383,221
Receivable for policy-related transactions...........           --
                                                      ------------
   Total assets......................................  948,226,895
                                                      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............      383,221
                                                      ------------
   Total liabilities.................................      383,221
                                                      ------------
NET ASSETS........................................... $947,843,674
                                                      ============

NET ASSETS:
Accumulation Unit Value.............................. $947,541,955
Retained by AXA Equitable in Separate Account No. 49.      301,719
                                                      ------------
TOTAL NET ASSETS..................................... $947,843,674
                                                      ============

Investments in shares of The Trusts, at cost......... $851,864,517
The Trusts shares held
   Class A...........................................       72,358
   Class B...........................................   90,481,914
   Class K...........................................        1,136

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                           EQ/MORGAN     EQ/MUTUAL
                                                        EQ/MONEY   EQ/MONTAG & CALDWELL STANLEY MID CAP  LARGE CAP
                                                        MARKET*          GROWTH*            GROWTH*       EQUITY*
                                                      ------------ -------------------- --------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $665,030,427     $172,870,097      $569,848,640   $193,789,285
Receivable for The Trusts shares sold................           --          589,495           489,126        429,484
Receivable for policy-related transactions...........   12,321,070               --                --             --
                                                      ------------     ------------      ------------   ------------
   Total assets......................................  677,351,497      173,459,592       570,337,766    194,218,769
                                                      ------------     ------------      ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............   12,321,070               --                --             --
Payable for policy-related transactions..............           --          589,495           489,126        429,484
                                                      ------------     ------------      ------------   ------------
   Total liabilities.................................   12,321,070          589,495           489,126        429,484
                                                      ------------     ------------      ------------   ------------
NET ASSETS........................................... $665,030,427     $172,870,097      $569,848,640   $193,789,285
                                                      ============     ============      ============   ============

NET ASSETS:
Accumulation Unit Value.............................. $664,982,800     $172,865,757      $569,831,922   $193,496,943
Retained by AXA Equitable in Separate Account No. 49.       47,627            4,340            16,718        292,342
                                                      ------------     ------------      ------------   ------------
TOTAL NET ASSETS..................................... $665,030,427     $172,870,097      $569,848,640   $193,789,285
                                                      ============     ============      ============   ============

Investments in shares of The Trusts, at cost......... $665,042,552     $136,991,996      $543,989,470   $183,845,318
The Trusts shares held
   Class A...........................................   19,872,541        1,180,408         1,119,407        125,848
   Class B...........................................  645,147,010       23,540,612        35,672,221     20,529,626
   Class K...........................................           --               --               669          1,270

                                                      EQ/OPPENHEIMER
                                                         GLOBAL*
                                                      --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $334,511,317
Receivable for The Trusts shares sold................            --
Receivable for policy-related transactions...........       602,869
                                                       ------------
   Total assets......................................   335,114,186
                                                       ------------

LIABILITIES:
Payable for The Trusts shares purchased..............       602,869
Payable for policy-related transactions..............            --
                                                       ------------
   Total liabilities.................................       602,869
                                                       ------------
NET ASSETS...........................................  $334,511,317
                                                       ============

NET ASSETS:
Accumulation Unit Value..............................  $334,315,170
Retained by AXA Equitable in Separate Account No. 49.       196,147
                                                       ------------
TOTAL NET ASSETS.....................................  $334,511,317
                                                       ============

Investments in shares of The Trusts, at cost.........  $295,166,068
The Trusts shares held
   Class A...........................................       929,771
   Class B...........................................    28,346,833
   Class K...........................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      EQ/PIMCO ULTRA EQ/QUALITY BOND EQ/SMALL COMPANY EQ/T. ROWE PRICE
                                                       SHORT BOND*        PLUS*           INDEX*       GROWTH STOCK*
                                                      -------------- --------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value... $1,050,344,863  $505,396,718     $464,073,683     $503,294,216
Receivable for The Trusts shares sold................      2,728,949            --               --          419,897
Receivable for policy-related transactions...........             --        93,355          379,499               --
                                                      --------------  ------------     ------------     ------------
   Total assets......................................  1,053,073,812   505,490,073      464,453,182      503,714,113
                                                      --------------  ------------     ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --        93,355          379,499               --
Payable for policy-related transactions..............      2,728,949            --               --          419,897
                                                      --------------  ------------     ------------     ------------
   Total liabilities.................................      2,728,949        93,355          379,499          419,897
                                                      --------------  ------------     ------------     ------------
NET ASSETS........................................... $1,050,344,863  $505,396,718     $464,073,683     $503,294,216
                                                      ==============  ============     ============     ============

NET ASSETS:
Accumulation Unit Value.............................. $1,050,078,903  $505,313,039     $463,981,048     $503,257,821
Retained by AXA Equitable in Separate Account No. 49.        265,960        83,679           92,635           36,395
                                                      --------------  ------------     ------------     ------------
TOTAL NET ASSETS..................................... $1,050,344,863  $505,396,718     $464,073,683     $503,294,216
                                                      ==============  ============     ============     ============

Investments in shares of The Trusts, at cost......... $1,050,280,136  $522,270,588     $414,008,635     $408,252,873
The Trusts shares held
   Class A...........................................      1,567,179            --          459,342          630,234
   Class B...........................................    103,709,940    58,913,377       47,309,429       20,342,626
   Class K...........................................          1,019            --            1,320              486

                                                       EQ/TEMPLETON
                                                      GLOBAL EQUITY*
                                                      --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $197,859,398
Receivable for The Trusts shares sold................            --
Receivable for policy-related transactions...........       551,091
                                                       ------------
   Total assets......................................   198,410,489
                                                       ------------

LIABILITIES:
Payable for The Trusts shares purchased..............       551,091
Payable for policy-related transactions..............            --
                                                       ------------
   Total liabilities.................................       551,091
                                                       ------------
NET ASSETS...........................................  $197,859,398
                                                       ============

NET ASSETS:
Accumulation Unit Value..............................  $197,838,836
Retained by AXA Equitable in Separate Account No. 49.        20,562
                                                       ------------
TOTAL NET ASSETS.....................................  $197,859,398
                                                       ============

Investments in shares of The Trusts, at cost.........  $188,654,530
The Trusts shares held
   Class A...........................................       197,879
   Class B...........................................    21,431,187
   Class K...........................................         1,319

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                   FIDELITY(R) VIP ASSET
                                                      EQ/UBS GROWTH & EQ/VAN KAMPEN EQ/WELLS FARGO    MANAGER: GROWTH
                                                          INCOME*       COMSTOCK*   OMEGA GROWTH*        PORTFOLIO
                                                      --------------- ------------- -------------- ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $79,030,318   $264,780,092   $634,775,689        $956,171
Receivable for The Trusts shares sold................        36,877        189,886        720,079             114
Receivable for policy-related transactions...........            --             --             --              --
                                                        -----------   ------------   ------------        --------
   Total assets......................................    79,067,195    264,969,978    635,495,768         956,285
                                                        -----------   ------------   ------------        --------

LIABILITIES:
Payable for The Trusts shares purchased..............            --             --             --              --
Payable for policy-related transactions..............        36,877        189,886        720,079              84
                                                        -----------   ------------   ------------        --------
   Total liabilities.................................        36,877        189,886        720,079              84
                                                        -----------   ------------   ------------        --------
NET ASSETS...........................................   $79,030,318   $264,780,092   $634,775,689        $956,201
                                                        ===========   ============   ============        ========

NET ASSETS:
Accumulation Unit Value..............................   $79,008,582   $264,771,559   $634,754,136        $956,201
Retained by AXA Equitable in Separate Account No. 49.        21,736          8,533         21,553              --
                                                        -----------   ------------   ------------        --------
TOTAL NET ASSETS.....................................   $79,030,318   $264,780,092   $634,775,689        $956,201
                                                        ===========   ============   ============        ========

Investments in shares of The Trusts, at cost.........   $71,380,997   $235,931,222   $574,065,094        $906,980
The Trusts shares held
   Class A...........................................            --        225,426             --              --
   Class B...........................................    12,309,901     24,305,429     57,483,697              --
   Class K...........................................            --             --            911              --
   Service Class 2...................................            --             --             --          63,872

                                                      FIDELITY(R) VIP
                                                       CONTRAFUND(R)
                                                         PORTFOLIO
                                                      ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $30,990,000
Receivable for The Trusts shares sold................        32,141
Receivable for policy-related transactions...........            --
                                                        -----------
   Total assets......................................    31,022,141
                                                        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............        32,141
                                                        -----------
   Total liabilities.................................        32,141
                                                        -----------
NET ASSETS...........................................   $30,990,000
                                                        ===========

NET ASSETS:
Accumulation Unit Value..............................   $30,986,476
Retained by AXA Equitable in Separate Account No. 49.         3,524
                                                        -----------
TOTAL NET ASSETS.....................................   $30,990,000
                                                        ===========

Investments in shares of The Trusts, at cost.........   $27,822,340
The Trusts shares held
   Class A...........................................            --
   Class B...........................................            --
   Class K...........................................            --
   Service Class 2...................................     1,191,923

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                       FREEDOM 2015    FREEDOM 2020    FREEDOM 2025    FREEDOM 2030
                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                      --------------- --------------- --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $744,899        $685,807        $359,408        $321,493
Receivable for The Trusts shares sold................          89              79              41              36
Receivable for policy-related transactions...........          --              --              --              --
                                                         --------        --------        --------        --------
   Total assets......................................     744,988         685,886         359,449         321,529
                                                         --------        --------        --------        --------

LIABILITIES:
Payable for The Trusts shares purchased..............          --              --              --              --
Payable for policy-related transactions..............          73              57              28              24
                                                         --------        --------        --------        --------
   Total liabilities.................................          73              57              28              24
                                                         --------        --------        --------        --------
NET ASSETS...........................................    $744,915        $685,829        $359,421        $321,505
                                                         ========        ========        ========        ========

NET ASSETS:
Accumulation Unit Value..............................    $744,915        $685,829        $359,421        $321,505
Retained by AXA Equitable in Separate Account No. 49.          --              --              --              --
                                                         --------        --------        --------        --------
TOTAL NET ASSETS.....................................    $744,915        $685,829        $359,421        $321,505
                                                         ========        ========        ========        ========

Investments in shares of The Trusts, at cost.........    $725,807        $656,093        $341,387        $319,448
The Trusts shares held
   Service Class 2...................................      66,688          61,452          32,263          29,685

                                                      FIDELITY(R) VIP MID
                                                         CAP PORTFOLIO
                                                      -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $12,720,867
Receivable for The Trusts shares sold................          10,268
Receivable for policy-related transactions...........              --
                                                          -----------
   Total assets......................................      12,731,135
                                                          -----------

LIABILITIES:
Payable for The Trusts shares purchased..............              --
Payable for policy-related transactions..............          10,268
                                                          -----------
   Total liabilities.................................          10,268
                                                          -----------
NET ASSETS...........................................     $12,720,867
                                                          ===========

NET ASSETS:
Accumulation Unit Value..............................     $12,715,705
Retained by AXA Equitable in Separate Account No. 49.           5,162
                                                          -----------
TOTAL NET ASSETS.....................................     $12,720,867
                                                          ===========

Investments in shares of The Trusts, at cost.........     $13,314,706
The Trusts shares held
   Service Class 2...................................         424,312

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                           FRANKLIN
                                                      FIDELITY(R) VIP                      FRANKLIN      TEMPLETON VIP
                                                      STRATEGIC INCOME FRANKLIN INCOME STRATEGIC INCOME FOUNDING FUNDS
                                                         PORTFOLIO     SECURITIES FUND SECURITIES FUND  ALLOCATION FUND
                                                      ---------------- --------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $24,500,985      $9,654,829      $16,964,344      $1,848,213
Receivable for The Trusts shares sold................            --              --               --             222
Receivable for policy-related transactions...........         1,401          21,134            4,842              --
                                                        -----------      ----------      -----------      ----------
   Total assets......................................    24,502,386       9,675,963       16,969,186       1,848,435
                                                        -----------      ----------      -----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         1,401          20,916            4,842              --
Payable for policy-related transactions..............            --              --               --             222
                                                        -----------      ----------      -----------      ----------
   Total liabilities.................................         1,401          20,916            4,842             222
                                                        -----------      ----------      -----------      ----------
NET ASSETS...........................................   $24,500,985      $9,655,047      $16,964,344      $1,848,213
                                                        ===========      ==========      ===========      ==========

NET ASSETS:
Accumulation Unit Value..............................   $24,500,611      $9,655,047      $16,934,954      $1,847,105
Retained by AXA Equitable in Separate Account No. 49.           374              --           29,390           1,108
                                                        -----------      ----------      -----------      ----------
TOTAL NET ASSETS.....................................   $24,500,985      $9,655,047      $16,964,344      $1,848,213
                                                        ===========      ==========      ===========      ==========

Investments in shares of The Trusts, at cost.........   $24,297,390      $9,444,099      $16,563,094      $1,655,651
The Trusts shares held
   Class 2...........................................            --         640,666        1,321,211         217,181
   Service Class 2...................................     2,092,313              --               --              --
   Service Shares....................................            --              --               --              --

                                                        GOLDMAN SACHS
                                                      VIT MID CAP VALUE
                                                            FUND
                                                      -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $8,239,902
Receivable for The Trusts shares sold................        13,520
Receivable for policy-related transactions...........            --
                                                         ----------
   Total assets......................................     8,253,422
                                                         ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............         8,781
                                                         ----------
   Total liabilities.................................         8,781
                                                         ----------
NET ASSETS...........................................    $8,244,641
                                                         ==========

NET ASSETS:
Accumulation Unit Value..............................    $8,244,641
Retained by AXA Equitable in Separate Account No. 49.            --
                                                         ----------
TOTAL NET ASSETS.....................................    $8,244,641
                                                         ==========

Investments in shares of The Trusts, at cost.........    $7,530,641
The Trusts shares held
   Class 2...........................................            --
   Service Class 2...................................            --
   Service Shares....................................       536,801

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      GUGGENHEIM VT GLOBAL  GUGGENHEIM VT  INVESCO V.I.  INVESCO V.I.
                                                        MANAGED FUTURES      MULTI-HEDGE    DIVERSIFIED  GLOBAL REAL
                                                         STRATEGY FUND     STRATEGIES FUND DIVIDEND FUND ESTATE FUND
                                                      -------------------- --------------- ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...       $646,284          $564,889      $2,186,459   $25,033,842
Receivable for The Trusts shares sold................             77                68              --            --
Receivable for policy-related transactions...........             --                --           1,522        24,133
                                                            --------          --------      ----------   -----------
   Total assets......................................        646,361           564,957       2,187,981    25,057,975
                                                            --------          --------      ----------   -----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --                --             870        23,071
Payable for policy-related transactions..............             54                68              --            --
                                                            --------          --------      ----------   -----------
   Total liabilities.................................             54                68             870        23,071
                                                            --------          --------      ----------   -----------
NET ASSETS...........................................       $646,307          $564,889      $2,187,111   $25,034,904
                                                            ========          ========      ==========   ===========

NET ASSETS:
Accumulation Unit Value..............................       $646,307          $564,863      $2,187,111   $25,034,904
Retained by AXA Equitable in Separate Account No. 49.             --                26              --            --
                                                            --------          --------      ----------   -----------
TOTAL NET ASSETS.....................................       $646,307          $564,889      $2,187,111   $25,034,904
                                                            ========          ========      ==========   ===========

Investments in shares of The Trusts, at cost.........       $713,251          $578,112      $2,002,132   $21,713,011
The Trusts shares held
   Common Shares.....................................         35,608            25,241              --            --
   Series II.........................................             --                --         134,303     1,656,773

                                                      INVESCO V.I. HIGH
                                                         YIELD FUND
                                                      -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $4,476,110
Receivable for The Trusts shares sold................         6,636
Receivable for policy-related transactions...........            --
                                                         ----------
   Total assets......................................     4,482,746
                                                         ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............         6,636
                                                         ----------
   Total liabilities.................................         6,636
                                                         ----------
NET ASSETS...........................................    $4,476,110
                                                         ==========

NET ASSETS:
Accumulation Unit Value..............................    $4,475,770
Retained by AXA Equitable in Separate Account No. 49.           340
                                                         ----------
TOTAL NET ASSETS.....................................    $4,476,110
                                                         ==========

Investments in shares of The Trusts, at cost.........    $4,260,610
The Trusts shares held
   Common Shares.....................................            --
   Series II.........................................       800,735

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                         INVESCO VAN
                                                      INVESCO V.I.  INVESCO V.I. MID                      KAMPEN V.I
                                                      INTERNATIONAL CAP CORE EQUITY  INVESCO V.I. SMALL    AMERICAN
                                                       GROWTH FUND        FUND        CAP EQUITY FUND   FRANCHISE FUND
                                                      ------------- ---------------- ------------------ --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $12,411,981     $3,257,235        $3,222,606        $388,492
Receivable for The Trusts shares sold................       21,043          2,410                --              45
Receivable for policy-related transactions...........           --             --             3,920              --
                                                       -----------     ----------        ----------        --------
   Total assets......................................   12,433,024      3,259,645         3,226,526         388,537
                                                       -----------     ----------        ----------        --------

LIABILITIES:
Payable for The Trusts shares purchased..............           --             --             3,920              --
Payable for policy-related transactions..............       20,509          2,410                --              45
                                                       -----------     ----------        ----------        --------
   Total liabilities.................................       20,509          2,410             3,920              45
                                                       -----------     ----------        ----------        --------
NET ASSETS...........................................  $12,412,515     $3,257,235        $3,222,606        $388,492
                                                       ===========     ==========        ==========        ========

NET ASSETS:
Accumulation Unit Value..............................  $12,412,515     $3,257,219        $3,222,597        $366,701
Retained by AXA Equitable in Separate Account No. 49.           --             16                 9          21,791
                                                       -----------     ----------        ----------        --------
TOTAL NET ASSETS.....................................  $12,412,515     $3,257,235        $3,222,606        $388,492
                                                       ===========     ==========        ==========        ========

Investments in shares of The Trusts, at cost.........  $11,701,622     $3,158,726        $2,870,838        $365,887
The Trusts shares held
   Common Shares.....................................           --             --                --              --
   Series II.........................................      418,193        258,922           176,003          10,928


                                                      IVY FUNDS VIP
                                                      ASSET STRATEGY
                                                      --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $10,829,937
Receivable for The Trusts shares sold................           --
Receivable for policy-related transactions...........       66,580
                                                       -----------
   Total assets......................................   10,896,517
                                                       -----------

LIABILITIES:
Payable for The Trusts shares purchased..............       65,590
Payable for policy-related transactions..............           --
                                                       -----------
   Total liabilities.................................       65,590
                                                       -----------
NET ASSETS...........................................  $10,830,927
                                                       ===========

NET ASSETS:
Accumulation Unit Value..............................  $10,830,927
Retained by AXA Equitable in Separate Account No. 49.           --
                                                       -----------
TOTAL NET ASSETS.....................................  $10,830,927
                                                       ===========

Investments in shares of The Trusts, at cost.........  $ 9,842,016
The Trusts shares held
   Common Shares.....................................    1,009,700
   Series II.........................................           --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      IVY FUNDS VIP               IVY FUNDS VIP
                                                        DIVIDEND    IVY FUNDS VIP GLOBAL NATURAL IVY FUNDS VIP IVY FUNDS VIP
                                                      OPPORTUNITIES    ENERGY       RESOURCES     HIGH INCOME  MID CAP GROWTH
                                                      ------------- ------------- -------------- ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $8,978,934    $ 9,828,735   $ 8,496,383    $34,459,343   $14,647,015
Receivable for The Trusts shares sold................       2,552          2,705            --         90,413            --
Receivable for policy-related transactions...........          --             --         8,981             --         7,301
                                                       ----------    -----------   -----------    -----------   -----------
   Total assets......................................   8,981,486      9,831,440     8,505,364     34,549,756    14,654,316
                                                       ----------    -----------   -----------    -----------   -----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --             --         8,981             --         7,301
Payable for policy-related transactions..............       2,552          2,705            --         90,413            --
                                                       ----------    -----------   -----------    -----------   -----------
   Total liabilities.................................       2,552          2,705         8,981         90,413         7,301
                                                       ----------    -----------   -----------    -----------   -----------
NET ASSETS...........................................  $8,978,934    $ 9,828,735   $ 8,496,383    $34,459,343   $14,647,015
                                                       ==========    ===========   ===========    ===========   ===========

NET ASSETS:
Accumulation Unit Value..............................  $8,977,274    $ 9,828,528   $ 8,489,588    $34,450,464   $14,646,735
Retained by AXA Equitable in Separate Account No. 49.       1,660            207         6,795          8,879           280
                                                       ----------    -----------   -----------    -----------   -----------
TOTAL NET ASSETS.....................................  $8,978,934    $ 9,828,735   $ 8,496,383    $34,459,343   $14,647,015
                                                       ==========    ===========   ===========    ===========   ===========

Investments in shares of The Trusts, at cost.........  $8,472,125    $10,360,800   $10,026,262    $31,822,456   $14,847,197
The Trusts shares held
   Common Shares.....................................   1,239,380      1,667,555     1,685,891      9,079,956     1,715,609

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      IVY FUNDS VIP IVY FUNDS VIP LAZARD RETIREMENT LORD ABBETT SERIES
                                                       SCIENCE AND    SMALL CAP   EMERGING MARKETS      FUND - BOND
                                                       TECHNOLOGY      GROWTH     EQUITY PORTFOLIO  DEBENTURE PORTFOLIO
                                                      ------------- ------------- ----------------- -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $10,480,537   $6,008,556      $41,131,431        $2,337,327
Receivable for The Trusts shares sold................        2,856        8,607           33,439                --
Receivable for policy-related transactions...........           --           --               --             7,573
                                                       -----------   ----------      -----------        ----------
   Total assets......................................   10,483,393    6,017,163       41,164,870         2,344,900
                                                       -----------   ----------      -----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --           --               --             7,483
Payable for policy-related transactions..............        2,540        8,607           33,439                --
                                                       -----------   ----------      -----------        ----------
   Total liabilities.................................        2,540        8,607           33,439             7,483
                                                       -----------   ----------      -----------        ----------
NET ASSETS...........................................  $10,480,853   $6,008,556      $41,131,431        $2,337,417
                                                       ===========   ==========      ===========        ==========

NET ASSETS:
Accumulation Unit Value..............................  $10,480,853   $6,003,231      $41,113,869        $2,337,417
Retained by AXA Equitable in Separate Account No. 49.           --        5,325           17,562                --
                                                       -----------   ----------      -----------        ----------
TOTAL NET ASSETS.....................................  $10,480,853   $6,008,556      $41,131,431        $2,337,417
                                                       ===========   ==========      ===========        ==========

Investments in shares of The Trusts, at cost.........  $ 9,763,292   $6,374,204      $40,090,351        $2,338,687
The Trusts shares held
   Common Shares.....................................      578,917      626,146               --                --
   Service Shares....................................           --           --        1,851,100                --
   VC Shares.........................................           --           --               --           191,271

                                                      LORD ABBETT SERIES
                                                        FUND - CLASSIC
                                                       STOCK PORTFOLIO
                                                      ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $1,552,037
Receivable for The Trusts shares sold................            179
Receivable for policy-related transactions...........            128
                                                          ----------
   Total assets......................................      1,552,344
                                                          ----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............             --
                                                          ----------
   Total liabilities.................................             --
                                                          ----------
NET ASSETS...........................................     $1,552,344
                                                          ==========

NET ASSETS:
Accumulation Unit Value..............................     $1,552,344
Retained by AXA Equitable in Separate Account No. 49.             --
                                                          ----------
TOTAL NET ASSETS.....................................     $1,552,344
                                                          ==========

Investments in shares of The Trusts, at cost.........     $1,435,645
The Trusts shares held
   Common Shares.....................................             --
   Service Shares....................................             --
   VC Shares.........................................        121,538

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                            LORD ABBETT           MFS(R)      MFS(R) INVESTORS
                                                       SERIES FUND - GROWTH    INTERNATIONAL    GROWTH STOCK   MFS(R) INVESTORS
                                                      OPPORTUNITIES PORTFOLIO VALUE PORTFOLIO      SERIES        TRUST SERIES
                                                      ----------------------- --------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...       $1,104,109          $20,448,744      $4,049,471       $3,636,515
Receivable for The Trusts shares sold................            7,879                5,131             561               --
Receivable for policy-related transactions...........               --                   --              --               71
                                                            ----------          -----------      ----------       ----------
   Total assets......................................        1,111,988           20,453,875       4,050,032        3,636,586
                                                            ----------          -----------      ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............               --                   --              --               71
Payable for policy-related transactions..............            7,241                5,131             561               --
                                                            ----------          -----------      ----------       ----------
   Total liabilities.................................            7,241                5,131             561               71
                                                            ----------          -----------      ----------       ----------
NET ASSETS...........................................       $1,104,747          $20,448,744      $4,049,471       $3,636,515
                                                            ==========          ===========      ==========       ==========

NET ASSETS:
Accumulation Unit Value..............................       $1,104,747          $20,448,367      $4,049,036       $3,636,420
Retained by AXA Equitable in Separate Account No. 49.               --                  377             435               95
                                                            ----------          -----------      ----------       ----------
TOTAL NET ASSETS.....................................       $1,104,747          $20,448,744      $4,049,471       $3,636,515
                                                            ==========          ===========      ==========       ==========

Investments in shares of The Trusts, at cost.........       $1,179,536          $18,613,749      $3,783,234       $3,247,182
The Trusts shares held
   Service Class.....................................               --            1,193,042         339,436          159,636
   VC Shares.........................................           83,708                   --              --               --

                                                      MFS(R) TECHNOLOGY
                                                          PORTFOLIO
                                                      -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $4,792,944
Receivable for The Trusts shares sold................           561
Receivable for policy-related transactions...........            --
                                                         ----------
   Total assets......................................     4,793,505
                                                         ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............           561
                                                         ----------
   Total liabilities.................................           561
                                                         ----------
NET ASSETS...........................................    $4,792,944
                                                         ==========

NET ASSETS:
Accumulation Unit Value..............................    $4,792,541
Retained by AXA Equitable in Separate Account No. 49.           403
                                                         ----------
TOTAL NET ASSETS.....................................    $4,792,944
                                                         ==========

Investments in shares of The Trusts, at cost.........    $4,467,466
The Trusts shares held
   Service Class.....................................       623,270
   VC Shares.........................................            --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                       MULTIMANAGER                MULTIMANAGER   MULTIMANAGER
                                                      MFS(R) UTILITIES  AGGRESSIVE   MULTIMANAGER  INTERNATIONAL LARGE CAP CORE
                                                           SERIES        EQUITY*      CORE BOND*      EQUITY*       EQUITY*
                                                      ---------------- ------------ -------------- ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $8,995,689    $470,703,998 $1,504,092,109 $351,124,107   $130,180,733
Receivable for The Trusts shares sold................            --         283,325             --       28,322         62,871
Receivable for policy-related transactions...........        12,417              --        101,744           --             --
                                                         ----------    ------------ -------------- ------------   ------------
   Total assets......................................     9,008,106     470,987,323  1,504,193,853  351,152,429    130,243,604
                                                         ----------    ------------ -------------- ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        12,417              --        101,744           --             --
Payable for policy-related transactions..............            --         283,325             --       28,322         62,871
                                                         ----------    ------------ -------------- ------------   ------------
   Total liabilities.................................        12,417         283,325        101,744       28,322         62,871
                                                         ----------    ------------ -------------- ------------   ------------
NET ASSETS...........................................    $8,995,689    $470,703,998 $1,504,092,109 $351,124,107   $130,180,733
                                                         ==========    ============ ============== ============   ============

NET ASSETS:
Accumulation Unit Value..............................    $8,995,459    $470,489,044 $1,504,061,254 $351,055,049   $130,110,116
Retained by AXA Equitable in Separate Account No. 49.           230         214,954         30,855       69,058         70,617
                                                         ----------    ------------ -------------- ------------   ------------
TOTAL NET ASSETS.....................................    $8,995,689    $470,703,998 $1,504,092,109 $351,124,107   $130,180,733
                                                         ==========    ============ ============== ============   ============

Investments in shares of The Trusts, at cost.........    $8,513,905    $398,779,170 $1,543,507,293 $402,266,901   $117,106,272
The Trusts shares held
   Class B...........................................            --      16,427,228    145,948,308   34,133,016     12,176,419
   Class K...........................................            --             405          1,040        1,087          1,105
   Service Class.....................................       329,633              --             --           --             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                        MULTIMANAGER    MULTIMANAGER    MULTIMANAGER     MULTIMANAGER
                                                      LARGE CAP VALUE* MID CAP GROWTH* MID CAP VALUE* MULTI-SECTOR BOND*
                                                      ---------------- --------------- -------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $325,232,683    $307,762,411    $355,754,724     $646,854,489
Receivable for The Trusts shares sold................        169,644          48,020         198,049               --
Receivable for policy-related transactions...........             --              --              --          301,058
                                                        ------------    ------------    ------------     ------------
   Total assets......................................    325,402,327     307,810,431     355,952,773      647,155,547
                                                        ------------    ------------    ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --              --              --          301,058
Payable for policy-related transactions..............        169,644          48,020         198,049               --
                                                        ------------    ------------    ------------     ------------
   Total liabilities.................................        169,644          48,020         198,049          301,058
                                                        ------------    ------------    ------------     ------------
NET ASSETS...........................................   $325,232,683    $307,762,411    $355,754,724     $646,854,489
                                                        ============    ============    ============     ============

NET ASSETS:
Accumulation Unit Value..............................   $325,159,193    $307,701,947    $355,687,306     $646,801,614
Retained by AXA Equitable in Separate Account No. 49.         73,490          60,464          67,418           52,875
                                                        ------------    ------------    ------------     ------------
TOTAL NET ASSETS.....................................   $325,232,683    $307,762,411    $355,754,724     $646,854,489
                                                        ============    ============    ============     ============

Investments in shares of The Trusts, at cost.........   $308,857,018    $265,954,495    $310,368,261     $671,833,545
The Trusts shares held
   Class B...........................................     31,159,151      32,195,202      36,354,691      160,928,717
   Class K...........................................          1,162           1,217           1,159            2,640

                                                        MULTIMANAGER
                                                      SMALL CAP GROWTH*
                                                      -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $179,505,844
Receivable for The Trusts shares sold................        131,238
Receivable for policy-related transactions...........             --
                                                        ------------
   Total assets......................................    179,637,082
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............        131,238
                                                        ------------
   Total liabilities.................................        131,238
                                                        ------------
NET ASSETS...........................................   $179,505,844
                                                        ============

NET ASSETS:
Accumulation Unit Value..............................   $179,471,031
Retained by AXA Equitable in Separate Account No. 49.         34,813
                                                        ------------
TOTAL NET ASSETS.....................................   $179,505,844
                                                        ============

Investments in shares of The Trusts, at cost.........   $164,239,800
The Trusts shares held
   Class B...........................................     21,652,573
   Class K...........................................          1,352

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                        PIMCO VARIABLE
                                                                                                       INSURANCE TRUST
                                                        MULTIMANAGER   MULTIMANAGER  MUTUAL SHARES  COMMODITYREALRETURN(R)
                                                      SMALL CAP VALUE* TECHNOLOGY*  SECURITIES FUND   STRATEGY PORTFOLIO
                                                      ---------------- ------------ --------------- ----------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $381,826,884   $385,780,165   $6,987,930         $14,966,114
Receivable for The Trusts shares sold................        264,759        141,032           --              11,319
Receivable for policy-related transactions...........             --             --        1,699                  --
                                                        ------------   ------------   ----------         -----------
   Total assets......................................    382,091,643    385,921,197    6,989,629          14,977,433
                                                        ------------   ------------   ----------         -----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --             --        1,699                  --
Payable for policy-related transactions..............        264,759        141,032           --              10,836
                                                        ------------   ------------   ----------         -----------
   Total liabilities.................................        264,759        141,032        1,699              10,836
                                                        ------------   ------------   ----------         -----------
NET ASSETS...........................................   $381,826,884   $385,780,165   $6,987,930         $14,966,597
                                                        ============   ============   ==========         ===========

NET ASSETS:
Accumulation Unit Value..............................   $381,733,236   $385,648,972   $6,987,513         $14,966,597
Retained by AXA Equitable in Separate Account No. 49.         93,648        131,193          417                  --
                                                        ------------   ------------   ----------         -----------
TOTAL NET ASSETS.....................................   $381,826,884   $385,780,165   $6,987,930         $14,966,597
                                                        ============   ============   ==========         ===========

Investments in shares of The Trusts, at cost.........   $382,653,934   $317,800,705   $6,503,188         $16,976,804
The Trusts shares held
   Advisor Class.....................................             --             --           --           2,075,744
   Class A...........................................              8             --           --                  --
   Class B...........................................     33,506,955     27,896,394           --                  --
   Class 2...........................................             --             --      405,803                  --
   Class K...........................................          1,079            690           --                  --

                                                       PIMCO VARIABLE
                                                      INSURANCE TRUST
                                                      EMERGING MARKETS
                                                       BOND PORTFOLIO
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $14,427,796
Receivable for The Trusts shares sold................            --
Receivable for policy-related transactions...........        57,558
                                                        -----------
   Total assets......................................    14,485,354
                                                        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............        57,558
Payable for policy-related transactions..............            --
                                                        -----------
   Total liabilities.................................        57,558
                                                        -----------
NET ASSETS...........................................   $14,427,796
                                                        ===========

NET ASSETS:
Accumulation Unit Value..............................   $14,427,456
Retained by AXA Equitable in Separate Account No. 49.           340
                                                        -----------
TOTAL NET ASSETS.....................................   $14,427,796
                                                        ===========

Investments in shares of The Trusts, at cost.........   $13,263,270
The Trusts shares held
   Advisor Class.....................................       941,762
   Class A...........................................            --
   Class B...........................................            --
   Class 2...........................................            --
   Class K...........................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      PIMCO VARIABLE  PIMCO VARIABLE
                                                      INSURANCE TRUST INSURANCE TRUST
                                                        REAL RETURN    TOTAL RETURN                    PROFUND VP
                                                         PORTFOLIO       PORTFOLIO    PROFUND VP BEAR BIOTECHNOLOGY
                                                      --------------- --------------- --------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $50,082,506     $79,826,566      $712,279      $4,226,861
Receivable for The Trusts shares sold................            --              --       138,775           4,625
Receivable for policy-related transactions...........        77,804          12,851            --              --
                                                        -----------     -----------      --------      ----------
   Total assets......................................    50,160,310      79,839,417       851,054       4,231,486
                                                        -----------     -----------      --------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        75,980          11,995            --              --
Payable for policy-related transactions..............            --              --       138,775           4,625
                                                        -----------     -----------      --------      ----------
   Total liabilities.................................        75,980          11,995       138,775           4,625
                                                        -----------     -----------      --------      ----------
NET ASSETS...........................................   $50,084,330     $79,827,422      $712,279      $4,226,861
                                                        ===========     ===========      ========      ==========

NET ASSETS:
Accumulation Unit Value..............................   $50,084,330     $79,827,422      $709,149      $4,226,620
Retained by AXA Equitable in Separate Account No. 49.            --              --         3,130             241
                                                        -----------     -----------      --------      ----------
TOTAL NET ASSETS.....................................   $50,084,330     $79,827,422      $712,279      $4,226,861
                                                        ===========     ===========      ========      ==========

Investments in shares of The Trusts, at cost.........   $49,600,382     $78,026,659      $777,478      $3,347,886
The Trusts shares held
   Advisor Class.....................................     3,514,562       6,911,391            --              --
   Class II..........................................            --              --            --              --
   Common Shares.....................................            --              --        46,013         123,268

                                                       T. ROWE PRICE
                                                      HEALTH SCIENCES
                                                         PORTFOLIO
                                                      ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $10,684,272
Receivable for The Trusts shares sold................            --
Receivable for policy-related transactions...........        10,132
                                                        -----------
   Total assets......................................    10,694,404
                                                        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............        10,132
Payable for policy-related transactions..............            --
                                                        -----------
   Total liabilities.................................        10,132
                                                        -----------
NET ASSETS...........................................   $10,684,272
                                                        ===========

NET ASSETS:
Accumulation Unit Value..............................   $10,683,477
Retained by AXA Equitable in Separate Account No. 49.           795
                                                        -----------
TOTAL NET ASSETS.....................................   $10,684,272
                                                        ===========

Investments in shares of The Trusts, at cost.........   $ 9,104,514
The Trusts shares held
   Advisor Class.....................................            --
   Class II..........................................       517,398
   Common Shares.....................................            --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                         TEMPLETON
                                                        DEVELOPING       TEMPLETON    TEMPLETON GLOBAL    TEMPLETON
                                                          MARKETS         FOREIGN     BOND SECURITIES      GROWTH
                                                      SECURITIES FUND SECURITIES FUND       FUND       SECURITIES FUND
                                                      --------------- --------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $5,134,989      $5,073,784      $60,042,912      $1,183,469
Receivable for The Trusts shares sold................           --          20,095               --              --
Receivable for policy-related transactions...........        4,113              --           57,618           4,784
                                                        ----------      ----------      -----------      ----------
   Total assets......................................    5,139,102       5,093,879       60,100,530       1,188,253
                                                        ----------      ----------      -----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        4,113              --           57,618           4,784
Payable for policy-related transactions..............           --          20,095               --              --
                                                        ----------      ----------      -----------      ----------
   Total liabilities.................................        4,113          20,095           57,618           4,784
                                                        ----------      ----------      -----------      ----------
NET ASSETS...........................................   $5,134,989      $5,073,784      $60,042,912      $1,183,469
                                                        ==========      ==========      ===========      ==========

NET ASSETS:
Accumulation Unit Value..............................   $5,097,608      $5,072,013      $60,035,926      $1,182,021
Retained by AXA Equitable in Separate Account No. 49.       37,381           1,771            6,986           1,448
                                                        ----------      ----------      -----------      ----------
TOTAL NET ASSETS.....................................   $5,134,989      $5,073,784      $60,042,912      $1,183,469
                                                        ==========      ==========      ===========      ==========

Investments in shares of The Trusts, at cost.........   $5,179,582      $4,929,648      $58,732,108      $1,069,582
The Trusts shares held
   Class 2...........................................      489,047         353,082        3,083,868          98,870
   Class S Shares....................................           --              --               --              --

                                                      VAN ECK VIP
                                                      GLOBAL HARD
                                                      ASSETS FUND
                                                      -----------
ASSETS:
Investments in shares of The Trusts, at fair value... $19,614,046
Receivable for The Trusts shares sold................       9,383
Receivable for policy-related transactions...........          --
                                                      -----------
   Total assets......................................  19,623,429
                                                      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --
Payable for policy-related transactions..............       4,512
                                                      -----------
   Total liabilities.................................       4,512
                                                      -----------
NET ASSETS........................................... $19,618,917
                                                      ===========

NET ASSETS:
Accumulation Unit Value.............................. $19,618,917
Retained by AXA Equitable in Separate Account No. 49.          --
                                                      -----------
TOTAL NET ASSETS..................................... $19,618,917
                                                      ===========

Investments in shares of The Trusts, at cost......... $22,799,674
The Trusts shares held
   Class 2...........................................          --
   Class S Shares....................................     691,122

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                                                 UNITS
                                                          CONTRACT                            OUTSTANDING
                                                          CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                          -------- --------------- ---------- -----------
ALL ASSET GROWTH-ALT 20..................................  1.30%         A           $12.22        246
ALL ASSET GROWTH-ALT 20..................................  1.55%         A           $12.12         90
ALL ASSET GROWTH-ALT 20..................................  1.65%         A           $12.09         81
ALL ASSET GROWTH-ALT 20..................................  1.70%         A           $12.07         12

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.30%         B           $11.78        155
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.55%         B           $11.69         19
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.65%         B           $11.65         76
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.70%         B           $11.63         13

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  0.65%         B           $ 9.34         --
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.30%         B           $10.60        277
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.55%         B           $10.52         55
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.65%         B           $10.49        122
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.70%         B           $10.47          2

AMERICAN CENTURY VP LARGE COMPANY VALUE..................  1.30%      CLASS II       $12.64         69
AMERICAN CENTURY VP LARGE COMPANY VALUE..................  1.55%      CLASS II       $12.54         21
AMERICAN CENTURY VP LARGE COMPANY VALUE..................  1.65%      CLASS II       $12.50         36
AMERICAN CENTURY VP LARGE COMPANY VALUE..................  1.70%      CLASS II       $12.48          1

AMERICAN CENTURY VP MID CAP VALUE FUND...................  0.65%      CLASS II       $12.07          1
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.30%      CLASS II       $13.85        374
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.55%      CLASS II       $13.74         73
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.65%      CLASS II       $13.70        233
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.70%      CLASS II       $13.68         20

AXA AGGRESSIVE ALLOCATION................................  1.30%         A           $11.81        857
AXA AGGRESSIVE ALLOCATION................................  1.55%         A           $11.72        271
AXA AGGRESSIVE ALLOCATION................................  1.65%         A           $11.68        112
AXA AGGRESSIVE ALLOCATION................................  1.70%         A           $11.66         13
AXA AGGRESSIVE ALLOCATION................................  1.15%         B           $12.12        684
AXA AGGRESSIVE ALLOCATION................................  1.20%         B           $12.07      2,990
AXA AGGRESSIVE ALLOCATION................................  1.25%         B           $13.33     16,663
AXA AGGRESSIVE ALLOCATION................................  1.30%         B           $12.62     50,003
AXA AGGRESSIVE ALLOCATION................................  1.35%         B           $11.91      1,067
AXA AGGRESSIVE ALLOCATION................................  1.40%         B           $11.85      3,026
AXA AGGRESSIVE ALLOCATION................................  1.50%         B           $13.01     17,830
AXA AGGRESSIVE ALLOCATION................................  1.55%         B           $11.69     35,500
AXA AGGRESSIVE ALLOCATION................................  1.60%         B           $11.64      1,489
AXA AGGRESSIVE ALLOCATION................................  1.65%         B           $12.83     73,856
AXA AGGRESSIVE ALLOCATION................................  1.70%         B           $12.77      5,803
AXA AGGRESSIVE ALLOCATION................................  1.90%         B           $11.33         48

AXA BALANCED STRATEGY....................................  1.30%         B           $11.31     23,840
AXA BALANCED STRATEGY....................................  1.30%         B           $12.64     40,235
AXA BALANCED STRATEGY....................................  1.55%         B           $11.22      7,230
AXA BALANCED STRATEGY....................................  1.55%         B           $12.52      8,591
AXA BALANCED STRATEGY....................................  1.65%         B           $11.19     10,919
AXA BALANCED STRATEGY....................................  1.65%         B           $12.47      9,933
AXA BALANCED STRATEGY....................................  1.70%         B           $11.17        780
AXA BALANCED STRATEGY....................................  1.70%         B           $12.45        592

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                  -------- --------------- ---------- -----------
AXA CONSERVATIVE ALLOCATION......  1.15%          B          $12.11        516
AXA CONSERVATIVE ALLOCATION......  1.20%          B          $12.05      4,015
AXA CONSERVATIVE ALLOCATION......  1.25%          B          $12.58     12,395
AXA CONSERVATIVE ALLOCATION......  1.30%          B          $12.52     29,364
AXA CONSERVATIVE ALLOCATION......  1.35%          B          $11.89      2,052
AXA CONSERVATIVE ALLOCATION......  1.40%          B          $11.84      7,562
AXA CONSERVATIVE ALLOCATION......  1.50%          B          $12.29     19,603
AXA CONSERVATIVE ALLOCATION......  1.55%          B          $11.68     27,024
AXA CONSERVATIVE ALLOCATION......  1.60%          B          $11.63      4,085
AXA CONSERVATIVE ALLOCATION......  1.65%          B          $12.12     52,963
AXA CONSERVATIVE ALLOCATION......  1.70%          B          $12.06      6,560
AXA CONSERVATIVE ALLOCATION......  1.80%          B          $11.42         51
AXA CONSERVATIVE ALLOCATION......  1.90%          B          $11.32          5

AXA CONSERVATIVE GROWTH STRATEGY.  0.65%          B          $10.41          5
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B          $11.16     13,262
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B          $12.36     15,752
AXA CONSERVATIVE GROWTH STRATEGY.  1.55%          B          $11.07      4,888
AXA CONSERVATIVE GROWTH STRATEGY.  1.55%          B          $12.25      5,246
AXA CONSERVATIVE GROWTH STRATEGY.  1.65%          B          $11.03      6,014
AXA CONSERVATIVE GROWTH STRATEGY.  1.65%          B          $12.21      6,357
AXA CONSERVATIVE GROWTH STRATEGY.  1.70%          B          $11.02        546
AXA CONSERVATIVE GROWTH STRATEGY.  1.70%          B          $12.18        483

AXA CONSERVATIVE STRATEGY........  0.65%          B          $10.24          3
AXA CONSERVATIVE STRATEGY........  1.30%          B          $10.84      8,551
AXA CONSERVATIVE STRATEGY........  1.30%          B          $11.56     12,605
AXA CONSERVATIVE STRATEGY........  1.55%          B          $10.75      3,511
AXA CONSERVATIVE STRATEGY........  1.55%          B          $11.45      3,627
AXA CONSERVATIVE STRATEGY........  1.65%          B          $10.72      4,513
AXA CONSERVATIVE STRATEGY........  1.65%          B          $11.41      4,785
AXA CONSERVATIVE STRATEGY........  1.70%          B          $10.70        516
AXA CONSERVATIVE STRATEGY........  1.70%          B          $11.39        405

AXA CONSERVATIVE-PLUS ALLOCATION.  1.15%          B          $12.06        389
AXA CONSERVATIVE-PLUS ALLOCATION.  1.20%          B          $12.00      3,050
AXA CONSERVATIVE-PLUS ALLOCATION.  1.25%          B          $12.73     14,403
AXA CONSERVATIVE-PLUS ALLOCATION.  1.30%          B          $12.67     24,316
AXA CONSERVATIVE-PLUS ALLOCATION.  1.35%          B          $11.84      1,404
AXA CONSERVATIVE-PLUS ALLOCATION.  1.40%          B          $11.79      4,790
AXA CONSERVATIVE-PLUS ALLOCATION.  1.50%          B          $12.44     18,608
AXA CONSERVATIVE-PLUS ALLOCATION.  1.55%          B          $11.63     20,583
AXA CONSERVATIVE-PLUS ALLOCATION.  1.60%          B          $11.58      2,704
AXA CONSERVATIVE-PLUS ALLOCATION.  1.65%          B          $12.26     40,946
AXA CONSERVATIVE-PLUS ALLOCATION.  1.70%          B          $12.20      4,110
AXA CONSERVATIVE-PLUS ALLOCATION.  1.70%          B          $12.20        258
AXA CONSERVATIVE-PLUS ALLOCATION.  1.80%          B          $11.37          1
AXA CONSERVATIVE-PLUS ALLOCATION.  1.90%          B          $11.27         26

AXA GROWTH STRATEGY..............  0.65%          B          $10.64          5
AXA GROWTH STRATEGY..............  1.30%          B          $11.60      2,705
AXA GROWTH STRATEGY..............  1.30%          B          $13.43     40,324
AXA GROWTH STRATEGY..............  1.55%          B          $11.51      1,203
AXA GROWTH STRATEGY..............  1.55%          B          $13.31     11,895

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                     UNITS
                              CONTRACT                            OUTSTANDING
                              CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                              -------- --------------- ---------- -----------
AXA GROWTH STRATEGY..........  1.65%          B          $11.47       1,325
AXA GROWTH STRATEGY..........  1.65%          B          $13.26      19,063
AXA GROWTH STRATEGY..........  1.70%          B          $11.45          59
AXA GROWTH STRATEGY..........  1.70%          B          $13.23         853

AXA MODERATE ALLOCATION......  1.30%          A          $11.39       2,090
AXA MODERATE ALLOCATION......  1.55%          A          $11.30         466
AXA MODERATE ALLOCATION......  1.65%          A          $11.26         495
AXA MODERATE ALLOCATION......  1.70%          A          $11.24          62
AXA MODERATE ALLOCATION......  0.95%          B          $56.09          21
AXA MODERATE ALLOCATION......  1.15%          B          $53.11         376
AXA MODERATE ALLOCATION......  1.20%          B          $52.39       3,278
AXA MODERATE ALLOCATION......  1.25%          B          $12.95      52,841
AXA MODERATE ALLOCATION......  1.30%          B          $12.82     111,818
AXA MODERATE ALLOCATION......  1.35%          B          $50.29         987
AXA MODERATE ALLOCATION......  1.40%          B          $49.61       5,450
AXA MODERATE ALLOCATION......  1.50%          B          $12.64      69,464
AXA MODERATE ALLOCATION......  1.55%          B          $47.62      19,858
AXA MODERATE ALLOCATION......  1.60%          B          $46.97       2,458
AXA MODERATE ALLOCATION......  1.65%          B          $12.47     157,027
AXA MODERATE ALLOCATION......  1.70%          B          $45.70       3,732
AXA MODERATE ALLOCATION......  1.80%          B          $44.47          34
AXA MODERATE ALLOCATION......  1.90%          B          $43.26           3

AXA MODERATE GROWTH STRATEGY.  0.65%          B          $10.57          10
AXA MODERATE GROWTH STRATEGY.  1.30%          B          $11.46      83,766
AXA MODERATE GROWTH STRATEGY.  1.30%          B          $13.27      57,455
AXA MODERATE GROWTH STRATEGY.  1.55%          B          $11.37      27,434
AXA MODERATE GROWTH STRATEGY.  1.55%          B          $13.15      17,133
AXA MODERATE GROWTH STRATEGY.  1.65%          B          $11.34      37,599
AXA MODERATE GROWTH STRATEGY.  1.65%          B          $13.10      19,453
AXA MODERATE GROWTH STRATEGY.  1.70%          B          $11.32       1,252
AXA MODERATE GROWTH STRATEGY.  1.70%          B          $13.08       1,151

AXA MODERATE-PLUS ALLOCATION.  1.30%          A          $11.61       2,039
AXA MODERATE-PLUS ALLOCATION.  1.55%          A          $11.52         366
AXA MODERATE-PLUS ALLOCATION.  1.65%          A          $11.49         311
AXA MODERATE-PLUS ALLOCATION.  1.70%          A          $11.47          72
AXA MODERATE-PLUS ALLOCATION.  0.95%          B          $12.64           1
AXA MODERATE-PLUS ALLOCATION.  1.15%          B          $12.41       1,896
AXA MODERATE-PLUS ALLOCATION.  1.20%          B          $12.36       9,009
AXA MODERATE-PLUS ALLOCATION.  1.25%          B          $13.62      72,366
AXA MODERATE-PLUS ALLOCATION.  1.30%          B          $13.55     147,400
AXA MODERATE-PLUS ALLOCATION.  1.35%          B          $12.19       3,445
AXA MODERATE-PLUS ALLOCATION.  1.40%          B          $12.14      14,933
AXA MODERATE-PLUS ALLOCATION.  1.50%          B          $13.30      79,434
AXA MODERATE-PLUS ALLOCATION.  1.55%          B          $11.98     119,079
AXA MODERATE-PLUS ALLOCATION.  1.60%          B          $11.92       5,984
AXA MODERATE-PLUS ALLOCATION.  1.65%          B          $13.11     255,021
AXA MODERATE-PLUS ALLOCATION.  1.70%          B          $13.05      20,839
AXA MODERATE-PLUS ALLOCATION.  1.80%          B          $11.71          56

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                 UNITS
                                                          CONTRACT                            OUTSTANDING
                                                          CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                          -------- --------------- ---------- -----------

AXA TACTICAL MANAGER 400.................................  0.65%          B          $11.19          2
AXA TACTICAL MANAGER 400.................................  1.30%          B          $13.20      2,484
AXA TACTICAL MANAGER 400.................................  1.55%          B          $13.10        975
AXA TACTICAL MANAGER 400.................................  1.65%          B          $13.06      1,315
AXA TACTICAL MANAGER 400.................................  1.70%          B          $13.04         54

AXA TACTICAL MANAGER 500.................................  0.65%          B          $11.25          7
AXA TACTICAL MANAGER 500.................................  1.30%          B          $12.21      6,249
AXA TACTICAL MANAGER 500.................................  1.55%          B          $12.11      2,372
AXA TACTICAL MANAGER 500.................................  1.65%          B          $12.07      3,682
AXA TACTICAL MANAGER 500.................................  1.70%          B          $12.05        240

AXA TACTICAL MANAGER 2000................................  0.65%          B          $10.89          2
AXA TACTICAL MANAGER 2000................................  1.30%          B          $13.17      2,793
AXA TACTICAL MANAGER 2000................................  1.55%          B          $13.06      1,025
AXA TACTICAL MANAGER 2000................................  1.65%          B          $13.02      1,437
AXA TACTICAL MANAGER 2000................................  1.70%          B          $13.00         71

AXA TACTICAL MANAGER INTERNATIONAL.......................  0.65%          B          $ 9.47          2
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.30%          B          $ 9.85      5,812
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.55%          B          $ 9.77      2,327
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.65%          B          $ 9.74      3,081
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.70%          B          $ 9.73        162

AXA ULTRA CONSERVATIVE STRATEGY..........................  1.30%          B          $10.09          5
AXA ULTRA CONSERVATIVE STRATEGY..........................  1.55%          B          $10.06         --
AXA ULTRA CONSERVATIVE STRATEGY..........................  1.70%          B          $10.04         14

BLACKROCK GLOBAL ALLOCATION V.I. FUND....................  0.65%      CLASS III      $10.51         --
BLACKROCK GLOBAL ALLOCATION V.I. FUND....................  1.30%      CLASS III      $11.33      1,824
BLACKROCK GLOBAL ALLOCATION V.I. FUND....................  1.55%      CLASS III      $11.24        280
BLACKROCK GLOBAL ALLOCATION V.I. FUND....................  1.65%      CLASS III      $11.21      1,033
BLACKROCK GLOBAL ALLOCATION V.I. FUND....................  1.70%      CLASS III      $11.19        172

BLACKROCK LARGE CAP GROWTH V.I. FUND.....................  0.65%      CLASS III      $12.04         --
BLACKROCK LARGE CAP GROWTH V.I. FUND.....................  1.30%      CLASS III      $13.35        333
BLACKROCK LARGE CAP GROWTH V.I. FUND.....................  1.55%      CLASS III      $13.25         81
BLACKROCK LARGE CAP GROWTH V.I. FUND.....................  1.65%      CLASS III      $13.20         71
BLACKROCK LARGE CAP GROWTH V.I. FUND.....................  1.70%      CLASS III      $13.18          5

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  0.65%          B          $10.24         --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.30%          B          $10.12     17,234
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.55%          B          $10.07      5,067
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.65%          B          $10.05     10,877
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.70%          B          $10.04        380

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.65%          A          $12.24         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.30%          A          $15.86        256
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.55%          A          $15.74         57
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.65%          A          $15.69         88
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.70%          A          $15.66          6
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.95%          B          $23.92          8
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.20%          B          $22.99      1,541
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.25%          B          $17.86      2,606
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.30%          B          $17.72      3,306
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.35%          B          $22.45      1,312
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.40%          B          $22.28      2,574

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                       -------- --------------- ---------- -----------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.50%          B          $17.44      4,054
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.55%          B          $21.75      2,857
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.60%          B          $21.58      1,090
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.65%          B          $17.20      4,068
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.70%          B          $21.24        427
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.80%          B          $20.90          5
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.90%          B          $20.57          1

EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.30%          A          $13.41         91
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.55%          A          $13.30         18
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.65%          A          $13.26         52
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.70%          A          $13.24          2
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.20%          B          $10.31        287
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.25%          B          $10.28        532
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.30%          B          $10.25      3,707
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.35%          B          $10.21         75
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.40%          B          $10.18        373
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.50%          B          $10.12        745
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.55%          B          $10.08      2,413
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.60%          B          $10.05        138
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.65%          B          $10.02      4,623
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.70%          B          $ 9.99        281

EQ/BLACKROCK BASIC VALUE EQUITY.......  0.65%          A          $11.40          2
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.30%          A          $12.38      1,643
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.55%          A          $12.28        305
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.65%          A          $12.24        739
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.70%          A          $12.22         30
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.95%          B          $24.55          3
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.20%          B          $23.60      2,833
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.25%          B          $13.89      7,077
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.30%          B          $13.78      9,292
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.35%          B          $23.04      1,197
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.40%          B          $22.86      4,190
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.50%          B          $13.57      9,718
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.55%          B          $22.32      5,216
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.60%          B          $22.14      1,597
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.65%          B          $13.38     10,904
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.70%          B          $21.80        833
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.80%          B          $21.45         10
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.90%          B          $21.11          2

EQ/BOSTON ADVISORS EQUITY INCOME......  1.30%          A          $13.31        243
EQ/BOSTON ADVISORS EQUITY INCOME......  1.55%          A          $13.20         35
EQ/BOSTON ADVISORS EQUITY INCOME......  1.65%          A          $13.16        157
EQ/BOSTON ADVISORS EQUITY INCOME......  1.70%          A          $13.14          4
EQ/BOSTON ADVISORS EQUITY INCOME......  0.95%          B          $ 7.03         --
EQ/BOSTON ADVISORS EQUITY INCOME......  1.20%          B          $ 6.78      1,738
EQ/BOSTON ADVISORS EQUITY INCOME......  1.25%          B          $ 6.73      4,949
EQ/BOSTON ADVISORS EQUITY INCOME......  1.30%          B          $ 2.72     16,909
EQ/BOSTON ADVISORS EQUITY INCOME......  1.35%          B          $ 6.64        332
EQ/BOSTON ADVISORS EQUITY INCOME......  1.40%          B          $ 6.59      2,436
EQ/BOSTON ADVISORS EQUITY INCOME......  1.50%          B          $ 6.50      8,301
EQ/BOSTON ADVISORS EQUITY INCOME......  1.55%          B          $ 6.45      7,452

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                  -------- --------------- ---------- -----------
EQ/BOSTON ADVISORS EQUITY INCOME.  1.60%          B         $  6.40        841
EQ/BOSTON ADVISORS EQUITY INCOME.  1.65%          B         $  6.36      9,027
EQ/BOSTON ADVISORS EQUITY INCOME.  1.70%          B         $  6.31      1,840
EQ/BOSTON ADVISORS EQUITY INCOME.  1.80%          B         $  6.22         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.90%          B         $  6.13         24

EQ/CALVERT SOCIALLY RESPONSIBLE..  1.20%          B         $  9.00        337
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.25%          B         $ 11.77        623
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.30%          B         $ 11.69        596
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.35%          B         $  8.82         77
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.40%          B         $  8.76        453
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.50%          B         $ 11.49        677
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.55%          B         $  8.59        638
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.60%          B         $  8.53        213
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.65%          B         $ 11.33        800
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.70%          B         $  8.41        127
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.80%          B         $  8.30          1

EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          A         $ 14.23         76
EQ/CAPITAL GUARDIAN RESEARCH.....  1.55%          A         $ 14.12         36
EQ/CAPITAL GUARDIAN RESEARCH.....  1.65%          A         $ 14.07         32
EQ/CAPITAL GUARDIAN RESEARCH.....  1.70%          A         $ 14.05          2
EQ/CAPITAL GUARDIAN RESEARCH.....  0.95%          B         $ 14.52         33
EQ/CAPITAL GUARDIAN RESEARCH.....  1.20%          B         $ 14.03      7,727
EQ/CAPITAL GUARDIAN RESEARCH.....  1.25%          B         $ 14.40      7,161
EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          B         $ 14.30      3,211
EQ/CAPITAL GUARDIAN RESEARCH.....  1.35%          B         $ 13.74      5,419
EQ/CAPITAL GUARDIAN RESEARCH.....  1.40%          B         $ 13.64      8,020
EQ/CAPITAL GUARDIAN RESEARCH.....  1.50%          B         $ 14.06      6,351
EQ/CAPITAL GUARDIAN RESEARCH.....  1.55%          B         $ 13.36      4,585
EQ/CAPITAL GUARDIAN RESEARCH.....  1.60%          B         $ 13.27      7,817
EQ/CAPITAL GUARDIAN RESEARCH.....  1.65%          B         $ 13.87     11,628
EQ/CAPITAL GUARDIAN RESEARCH.....  1.70%          B         $ 13.09      1,683
EQ/CAPITAL GUARDIAN RESEARCH.....  1.80%          B         $ 12.91         62
EQ/CAPITAL GUARDIAN RESEARCH.....  1.90%          B         $ 12.73          9

EQ/COMMON STOCK INDEX............  1.30%          A         $ 13.43        157
EQ/COMMON STOCK INDEX............  1.55%          A         $ 13.33         45
EQ/COMMON STOCK INDEX............  1.65%          A         $ 13.28         19
EQ/COMMON STOCK INDEX............  1.70%          A         $ 13.26          3
EQ/COMMON STOCK INDEX............  0.95%          B         $287.29         --
EQ/COMMON STOCK INDEX............  1.20%          B         $261.69        201
EQ/COMMON STOCK INDEX............  1.25%          B         $ 12.93      6,700
EQ/COMMON STOCK INDEX............  1.30%          B         $ 12.68      5,761
EQ/COMMON STOCK INDEX............  1.35%          B         $247.42        337
EQ/COMMON STOCK INDEX............  1.40%          B         $242.83        326
EQ/COMMON STOCK INDEX............  1.50%          B         $ 12.63     11,643
EQ/COMMON STOCK INDEX............  1.55%          B         $229.56        408
EQ/COMMON STOCK INDEX............  1.60%          B         $225.31        179
EQ/COMMON STOCK INDEX............  1.65%          B         $ 12.45      6,562
EQ/COMMON STOCK INDEX............  1.70%          B         $217.02         41
EQ/COMMON STOCK INDEX............  1.80%          B         $209.01          1
EQ/COMMON STOCK INDEX............  1.90%          B         $201.30          1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                  UNITS
                           CONTRACT                            OUTSTANDING
                           CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                           -------- --------------- ---------- -----------
EQ/CORE BOND INDEX........  0.65%          B          $10.41         18
EQ/CORE BOND INDEX........  0.65%          B          $10.50         48
EQ/CORE BOND INDEX........  0.95%          B          $15.47          9
EQ/CORE BOND INDEX........  1.20%          B          $14.90      5,212
EQ/CORE BOND INDEX........  1.25%          B          $10.35        362
EQ/CORE BOND INDEX........  1.25%          B          $11.13      8,912
EQ/CORE BOND INDEX........  1.30%          B          $10.90     12,569
EQ/CORE BOND INDEX........  1.30%          B          $11.05     11,514
EQ/CORE BOND INDEX........  1.35%          B          $14.56      2,525
EQ/CORE BOND INDEX........  1.40%          B          $14.45      7,602
EQ/CORE BOND INDEX........  1.50%          B          $10.87     12,205
EQ/CORE BOND INDEX........  1.55%          B          $10.82      4,571
EQ/CORE BOND INDEX........  1.55%          B          $14.13      9,765
EQ/CORE BOND INDEX........  1.60%          B          $14.02      4,769
EQ/CORE BOND INDEX........  1.65%          B          $10.01          1
EQ/CORE BOND INDEX........  1.65%          B          $10.72     15,789
EQ/CORE BOND INDEX........  1.65%          B          $10.78      6,293
EQ/CORE BOND INDEX........  1.70%          B          $10.77        408
EQ/CORE BOND INDEX........  1.70%          B          $13.81      1,402
EQ/CORE BOND INDEX........  1.80%          B          $13.60         64
EQ/CORE BOND INDEX........  1.90%          B          $13.39         13

EQ/DAVIS NEW YORK VENTURE.  1.30%          A          $11.84        413
EQ/DAVIS NEW YORK VENTURE.  1.55%          A          $11.75         56
EQ/DAVIS NEW YORK VENTURE.  1.65%          A          $11.71        304
EQ/DAVIS NEW YORK VENTURE.  1.70%          A          $11.69         10
EQ/DAVIS NEW YORK VENTURE.  0.95%          B          $10.23         --
EQ/DAVIS NEW YORK VENTURE.  1.20%          B          $10.07        804
EQ/DAVIS NEW YORK VENTURE.  1.25%          B          $10.04      2,211
EQ/DAVIS NEW YORK VENTURE.  1.30%          B          $10.01      7,086
EQ/DAVIS NEW YORK VENTURE.  1.35%          B          $ 9.98        333
EQ/DAVIS NEW YORK VENTURE.  1.40%          B          $ 9.94      1,157
EQ/DAVIS NEW YORK VENTURE.  1.50%          B          $ 9.88      2,583
EQ/DAVIS NEW YORK VENTURE.  1.55%          B          $ 9.85      4,570
EQ/DAVIS NEW YORK VENTURE.  1.60%          B          $ 9.82        597
EQ/DAVIS NEW YORK VENTURE.  1.65%          B          $ 9.79     10,194
EQ/DAVIS NEW YORK VENTURE.  1.70%          B          $ 9.75      1,436

EQ/EQUITY 500 INDEX.......  1.30%          A          $13.27        616
EQ/EQUITY 500 INDEX.......  1.55%          A          $13.16        183
EQ/EQUITY 500 INDEX.......  1.65%          A          $13.12        472
EQ/EQUITY 500 INDEX.......  1.70%          A          $13.10        138
EQ/EQUITY 500 INDEX.......  0.65%          B          $12.75          5
EQ/EQUITY 500 INDEX.......  0.95%          B          $33.02          2
EQ/EQUITY 500 INDEX.......  1.20%          B          $31.49      3,746
EQ/EQUITY 500 INDEX.......  1.25%          B          $12.57        466
EQ/EQUITY 500 INDEX.......  1.25%          B          $14.12      8,641
EQ/EQUITY 500 INDEX.......  1.30%          B          $13.98      9,443
EQ/EQUITY 500 INDEX.......  1.35%          B          $30.60      2,244
EQ/EQUITY 500 INDEX.......  1.40%          B          $30.31      5,354
EQ/EQUITY 500 INDEX.......  1.50%          B          $13.79     11,545
EQ/EQUITY 500 INDEX.......  1.55%          B          $29.45      4,671
EQ/EQUITY 500 INDEX.......  1.60%          B          $29.17      3,229
EQ/EQUITY 500 INDEX.......  1.65%          B          $ 9.96          3

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                   -------- --------------- ---------- -----------
EQ/EQUITY 500 INDEX...............  1.65%          B          $13.59     17,010
EQ/EQUITY 500 INDEX...............  1.70%          B          $28.62      1,509
EQ/EQUITY 500 INDEX...............  1.80%          B          $28.08         73
EQ/EQUITY 500 INDEX...............  1.90%          B          $27.54          7

EQ/EQUITY GROWTH PLUS.............  0.95%          B          $17.05          4
EQ/EQUITY GROWTH PLUS.............  1.20%          B          $16.57      5,270
EQ/EQUITY GROWTH PLUS.............  1.25%          B          $13.59      9,541
EQ/EQUITY GROWTH PLUS.............  1.30%          B          $13.51      8,557
EQ/EQUITY GROWTH PLUS.............  1.35%          B          $16.28        706
EQ/EQUITY GROWTH PLUS.............  1.40%          B          $16.19      7,698
EQ/EQUITY GROWTH PLUS.............  1.50%          B          $13.27     12,815
EQ/EQUITY GROWTH PLUS.............  1.55%          B          $15.91      6,322
EQ/EQUITY GROWTH PLUS.............  1.60%          B          $15.82      3,272
EQ/EQUITY GROWTH PLUS.............  1.65%          B          $13.09     16,861
EQ/EQUITY GROWTH PLUS.............  1.70%          B          $15.64      1,703
EQ/EQUITY GROWTH PLUS.............  1.80%          B          $15.46         10
EQ/EQUITY GROWTH PLUS.............  1.90%          B          $15.28          2

EQ/FRANKLIN CORE BALANCED.........  1.30%          A          $12.32        101
EQ/FRANKLIN CORE BALANCED.........  1.55%          A          $12.22          6
EQ/FRANKLIN CORE BALANCED.........  1.65%          A          $12.18         24
EQ/FRANKLIN CORE BALANCED.........  1.70%          A          $12.16          2
EQ/FRANKLIN CORE BALANCED.........  0.95%          B          $11.10         15
EQ/FRANKLIN CORE BALANCED.........  1.20%          B          $10.92      2,080
EQ/FRANKLIN CORE BALANCED.........  1.25%          B          $10.89      4,994
EQ/FRANKLIN CORE BALANCED.........  1.30%          B          $10.85      9,124
EQ/FRANKLIN CORE BALANCED.........  1.35%          B          $10.82        601
EQ/FRANKLIN CORE BALANCED.........  1.40%          B          $10.78      3,000
EQ/FRANKLIN CORE BALANCED.........  1.50%          B          $10.71      6,806
EQ/FRANKLIN CORE BALANCED.........  1.55%          B          $10.68      8,436
EQ/FRANKLIN CORE BALANCED.........  1.60%          B          $10.65      1,196
EQ/FRANKLIN CORE BALANCED.........  1.65%          B          $10.61     20,166
EQ/FRANKLIN CORE BALANCED.........  1.70%          B          $10.58      2,157
EQ/FRANKLIN CORE BALANCED.........  1.80%          B          $10.51          9

EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          A          $11.96         55
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.55%          A          $11.87         19
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.65%          A          $11.83         25
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.70%          A          $11.81          2
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.15%          B          $ 8.82        602
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.20%          B          $ 8.80        856
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.25%          B          $ 8.77      3,391
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          B          $ 8.75     44,245
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.35%          B          $ 8.72        471
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.40%          B          $ 8.70      1,540
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.50%          B          $ 8.65      4,575
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.55%          B          $ 8.62     24,354
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.60%          B          $ 8.60        996
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.65%          B          $ 8.57     61,269
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.70%          B          $ 8.55      3,946

EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          A          $11.51        247
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          A          $11.42         38
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          A          $11.38        119
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          A          $11.36         36

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                   -------- --------------- ---------- -----------
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.95%          B          $13.44          9
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.20%          B          $13.18        560
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.25%          B          $13.13      1,732
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          B          $12.84      2,496
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.35%          B          $13.02        163
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.40%          B          $12.97      1,105
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.50%          B          $12.87      2,438
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          B          $12.82      2,202
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.60%          B          $12.77        264
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          B          $12.72      3,767
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          B          $12.67        442
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.80%          B          $12.58          2

EQ/GAMCO SMALL COMPANY VALUE......  0.65%          A          $11.98         --
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          A          $15.43      2,028
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          A          $15.31        458
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          A          $15.26        897
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          A          $15.24         70
EQ/GAMCO SMALL COMPANY VALUE......  1.20%          B          $42.54        770
EQ/GAMCO SMALL COMPANY VALUE......  1.25%          B          $42.01      2,315
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          B          $64.35      2,397
EQ/GAMCO SMALL COMPANY VALUE......  1.35%          B          $40.99        252
EQ/GAMCO SMALL COMPANY VALUE......  1.40%          B          $40.48      1,500
EQ/GAMCO SMALL COMPANY VALUE......  1.50%          B          $39.49      3,735
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          B          $39.01      3,829
EQ/GAMCO SMALL COMPANY VALUE......  1.60%          B          $38.52        331
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          B          $38.05      4,342
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          B          $37.58        609
EQ/GAMCO SMALL COMPANY VALUE......  1.80%          B          $36.66          6
EQ/GAMCO SMALL COMPANY VALUE......  1.90%          B          $35.76          6

EQ/GLOBAL BOND PLUS...............  1.30%          A          $10.96        237
EQ/GLOBAL BOND PLUS...............  1.55%          A          $10.87         50
EQ/GLOBAL BOND PLUS...............  1.65%          A          $10.84        116
EQ/GLOBAL BOND PLUS...............  1.70%          A          $10.82         17
EQ/GLOBAL BOND PLUS...............  1.20%          B          $12.66      1,436
EQ/GLOBAL BOND PLUS...............  1.25%          B          $12.62      3,878
EQ/GLOBAL BOND PLUS...............  1.30%          B          $12.57      5,539
EQ/GLOBAL BOND PLUS...............  1.35%          B          $12.61        422
EQ/GLOBAL BOND PLUS...............  1.40%          B          $12.48      3,031
EQ/GLOBAL BOND PLUS...............  1.50%          B          $12.39      6,775
EQ/GLOBAL BOND PLUS...............  1.55%          B          $12.34      5,783
EQ/GLOBAL BOND PLUS...............  1.60%          B          $12.30      1,031
EQ/GLOBAL BOND PLUS...............  1.65%          B          $12.25     10,732
EQ/GLOBAL BOND PLUS...............  1.70%          B          $12.21      1,193
EQ/GLOBAL BOND PLUS...............  1.80%          B          $12.12          1
EQ/GLOBAL BOND PLUS...............  1.90%          B          $12.03          2

EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.30%          A          $11.23        227
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.55%          A          $11.14         44
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.65%          A          $11.10         72
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.70%          A          $11.09          1
EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.95%          B          $19.21         20
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.20%          B          $18.48      1,958
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.25%          B          $24.01      4,328

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                 -------- --------------- ---------- -----------
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.30%          B          $23.82      5,796
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.35%          B          $18.05      1,172
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.40%          B          $17.91      3,966
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.50%          B          $23.45      7,286
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.55%          B          $17.50      7,373
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.60%          B          $17.36      1,439
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.65%          B          $23.12      7,760
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.70%          B          $17.09      1,036
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.80%          B          $16.83         14
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.90%          B          $16.57          2

EQ/INTERMEDIATE GOVERNMENT BOND.  0.65%          B          $10.22          4
EQ/INTERMEDIATE GOVERNMENT BOND.  1.20%          B          $21.64      1,293
EQ/INTERMEDIATE GOVERNMENT BOND.  1.25%          B          $11.51      1,777
EQ/INTERMEDIATE GOVERNMENT BOND.  1.30%          B          $10.54      5,720
EQ/INTERMEDIATE GOVERNMENT BOND.  1.30%          B          $11.38      5,806
EQ/INTERMEDIATE GOVERNMENT BOND.  1.35%          B          $20.93        342
EQ/INTERMEDIATE GOVERNMENT BOND.  1.40%          B          $20.70      2,018
EQ/INTERMEDIATE GOVERNMENT BOND.  1.50%          B          $11.24      2,771
EQ/INTERMEDIATE GOVERNMENT BOND.  1.55%          B          $10.46      2,064
EQ/INTERMEDIATE GOVERNMENT BOND.  1.55%          B          $20.03      2,417
EQ/INTERMEDIATE GOVERNMENT BOND.  1.60%          B          $19.81        933
EQ/INTERMEDIATE GOVERNMENT BOND.  1.65%          B          $10.42      3,034
EQ/INTERMEDIATE GOVERNMENT BOND.  1.65%          B          $11.08      4,947
EQ/INTERMEDIATE GOVERNMENT BOND.  1.70%          B          $10.41        131
EQ/INTERMEDIATE GOVERNMENT BOND.  1.70%          B          $19.38        470
EQ/INTERMEDIATE GOVERNMENT BOND.  1.90%          B          $18.54          1

EQ/INTERNATIONAL CORE PLUS......  1.30%          A          $10.27        139
EQ/INTERNATIONAL CORE PLUS......  1.55%          A          $10.19         19
EQ/INTERNATIONAL CORE PLUS......  1.65%          A          $10.15         91
EQ/INTERNATIONAL CORE PLUS......  1.70%          A          $10.14          1
EQ/INTERNATIONAL CORE PLUS......  0.95%          B          $12.84         19
EQ/INTERNATIONAL CORE PLUS......  1.20%          B          $12.40      3,841
EQ/INTERNATIONAL CORE PLUS......  1.25%          B          $14.38      5,699
EQ/INTERNATIONAL CORE PLUS......  1.30%          B          $14.28      5,469
EQ/INTERNATIONAL CORE PLUS......  1.35%          B          $12.15      1,178
EQ/INTERNATIONAL CORE PLUS......  1.40%          B          $12.06      4,238
EQ/INTERNATIONAL CORE PLUS......  1.50%          B          $14.05      5,357
EQ/INTERNATIONAL CORE PLUS......  1.55%          B          $11.81      5,881
EQ/INTERNATIONAL CORE PLUS......  1.60%          B          $11.73      3,535
EQ/INTERNATIONAL CORE PLUS......  1.65%          B          $13.85     10,713
EQ/INTERNATIONAL CORE PLUS......  1.70%          B          $11.57      1,808
EQ/INTERNATIONAL CORE PLUS......  1.80%          B          $11.41         17
EQ/INTERNATIONAL CORE PLUS......  1.90%          B          $11.25          1

EQ/INTERNATIONAL EQUITY INDEX...  0.65%          A          $ 9.90         --
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          A          $10.38        139
EQ/INTERNATIONAL EQUITY INDEX...  1.55%          A          $10.30         29
EQ/INTERNATIONAL EQUITY INDEX...  1.65%          A          $10.26         65
EQ/INTERNATIONAL EQUITY INDEX...  1.70%          A          $10.25         11
EQ/INTERNATIONAL EQUITY INDEX...  0.95%          B          $13.71          1
EQ/INTERNATIONAL EQUITY INDEX...  1.20%          B          $13.11      2,737
EQ/INTERNATIONAL EQUITY INDEX...  1.25%          B          $12.65      5,525

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                 -------- --------------- ---------- -----------
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          B          $12.54      6,533
EQ/INTERNATIONAL EQUITY INDEX...  1.35%          B          $12.76        901
EQ/INTERNATIONAL EQUITY INDEX...  1.40%          B          $12.65      3,897
EQ/INTERNATIONAL EQUITY INDEX...  1.50%          B          $12.36      7,439
EQ/INTERNATIONAL EQUITY INDEX...  1.55%          B          $12.31      5,593
EQ/INTERNATIONAL EQUITY INDEX...  1.60%          B          $12.20      1,513
EQ/INTERNATIONAL EQUITY INDEX...  1.65%          B          $12.18      9,104
EQ/INTERNATIONAL EQUITY INDEX...  1.70%          B          $11.98      1,245
EQ/INTERNATIONAL EQUITY INDEX...  1.80%          B          $11.77         16
EQ/INTERNATIONAL EQUITY INDEX...  1.90%          B          $11.56          4

EQ/INTERNATIONAL ETF............  1.30%          A          $10.63        192
EQ/INTERNATIONAL ETF............  1.55%          A          $10.55         25
EQ/INTERNATIONAL ETF............  1.65%          A          $10.52         78
EQ/INTERNATIONAL ETF............  1.70%          A          $10.50          7

EQ/INTERNATIONAL VALUE PLUS.....  1.30%          A          $10.02        215
EQ/INTERNATIONAL VALUE PLUS.....  1.55%          A          $ 9.94         58
EQ/INTERNATIONAL VALUE PLUS.....  1.65%          A          $ 9.91         93
EQ/INTERNATIONAL VALUE PLUS.....  1.70%          A          $ 9.89          5
EQ/INTERNATIONAL VALUE PLUS.....  0.95%          B          $19.22          8
EQ/INTERNATIONAL VALUE PLUS.....  1.20%          B          $18.47      2,246
EQ/INTERNATIONAL VALUE PLUS.....  1.25%          B          $14.36      4,552
EQ/INTERNATIONAL VALUE PLUS.....  1.30%          B          $14.25      4,356
EQ/INTERNATIONAL VALUE PLUS.....  1.35%          B          $18.04      2,609
EQ/INTERNATIONAL VALUE PLUS.....  1.40%          B          $17.89      2,819
EQ/INTERNATIONAL VALUE PLUS.....  1.50%          B          $14.03      6,185
EQ/INTERNATIONAL VALUE PLUS.....  1.55%          B          $17.47      4,684
EQ/INTERNATIONAL VALUE PLUS.....  1.60%          B          $17.33      1,483
EQ/INTERNATIONAL VALUE PLUS.....  1.65%          B          $13.83      7,569
EQ/INTERNATIONAL VALUE PLUS.....  1.70%          B          $17.06        751
EQ/INTERNATIONAL VALUE PLUS.....  1.80%          B          $16.79         22
EQ/INTERNATIONAL VALUE PLUS.....  1.90%          B          $16.52          5

EQ/JPMORGAN VALUE OPPORTUNITIES.  0.65%          A          $11.35         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          A          $12.25        199
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          A          $12.15         53
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          A          $12.12         28
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          A          $12.10         12
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.95%          B          $15.34          3
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.20%          B          $14.75      1,336
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.25%          B          $13.22      1,062
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          B          $13.12      1,604
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.35%          B          $14.40      3,967
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.40%          B          $14.29      1,889
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.50%          B          $12.92      1,346
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          B          $13.95      2,458
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.60%          B          $13.84      1,493
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          B          $12.73      2,147
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          B          $13.62        230
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.80%          B          $13.41         35
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.90%          B          $13.19         12

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                  UNITS
                           CONTRACT                            OUTSTANDING
                           CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                           -------- --------------- ---------- -----------
EQ/LARGE CAP CORE PLUS....  0.95%          B          $10.67          1
EQ/LARGE CAP CORE PLUS....  1.20%          B          $10.30      1,486
EQ/LARGE CAP CORE PLUS....  1.25%          B          $13.18        700
EQ/LARGE CAP CORE PLUS....  1.30%          B          $13.09        688
EQ/LARGE CAP CORE PLUS....  1.35%          B          $10.08      1,077
EQ/LARGE CAP CORE PLUS....  1.40%          B          $10.01      1,899
EQ/LARGE CAP CORE PLUS....  1.50%          B          $12.87        933
EQ/LARGE CAP CORE PLUS....  1.55%          B          $ 9.80      2,088
EQ/LARGE CAP CORE PLUS....  1.60%          B          $ 9.73      2,226
EQ/LARGE CAP CORE PLUS....  1.65%          B          $12.69      1,385
EQ/LARGE CAP CORE PLUS....  1.70%          B          $ 9.60        277
EQ/LARGE CAP CORE PLUS....  1.80%          B          $ 9.46         14
EQ/LARGE CAP CORE PLUS....  1.90%          B          $ 9.33          2

EQ/LARGE CAP GROWTH INDEX.  1.30%          A          $13.67        245
EQ/LARGE CAP GROWTH INDEX.  1.55%          A          $13.56         80
EQ/LARGE CAP GROWTH INDEX.  1.65%          A          $13.52         68
EQ/LARGE CAP GROWTH INDEX.  1.70%          A          $13.50         15
EQ/LARGE CAP GROWTH INDEX.  0.95%          B          $ 9.17         15
EQ/LARGE CAP GROWTH INDEX.  1.20%          B          $ 8.86      2,513
EQ/LARGE CAP GROWTH INDEX.  1.25%          B          $15.43      2,164
EQ/LARGE CAP GROWTH INDEX.  1.30%          B          $15.33      2,095
EQ/LARGE CAP GROWTH INDEX.  1.35%          B          $ 8.68      2,392
EQ/LARGE CAP GROWTH INDEX.  1.40%          B          $ 8.62      4,322
EQ/LARGE CAP GROWTH INDEX.  1.50%          B          $15.07      2,949
EQ/LARGE CAP GROWTH INDEX.  1.55%          B          $ 8.44      6,653
EQ/LARGE CAP GROWTH INDEX.  1.60%          B          $ 8.38      4,319
EQ/LARGE CAP GROWTH INDEX.  1.65%          B          $14.86      3,859
EQ/LARGE CAP GROWTH INDEX.  1.70%          B          $ 8.27        956
EQ/LARGE CAP GROWTH INDEX.  1.80%          B          $ 8.15         82
EQ/LARGE CAP GROWTH INDEX.  1.90%          B          $ 8.04         19

EQ/LARGE CAP GROWTH PLUS..  1.30%          A          $12.43         96
EQ/LARGE CAP GROWTH PLUS..  1.55%          A          $12.33         11
EQ/LARGE CAP GROWTH PLUS..  1.65%          A          $12.29         33
EQ/LARGE CAP GROWTH PLUS..  1.70%          A          $12.27          7
EQ/LARGE CAP GROWTH PLUS..  0.95%          B          $17.90         10
EQ/LARGE CAP GROWTH PLUS..  1.20%          B          $17.20      1,523
EQ/LARGE CAP GROWTH PLUS..  1.25%          B          $14.63      3,044
EQ/LARGE CAP GROWTH PLUS..  1.30%          B          $14.51      4,339
EQ/LARGE CAP GROWTH PLUS..  1.35%          B          $16.80      4,087
EQ/LARGE CAP GROWTH PLUS..  1.40%          B          $16.66      1,989
EQ/LARGE CAP GROWTH PLUS..  1.50%          B          $14.29      3,547
EQ/LARGE CAP GROWTH PLUS..  1.55%          B          $16.27      4,081
EQ/LARGE CAP GROWTH PLUS..  1.60%          B          $16.14      1,933
EQ/LARGE CAP GROWTH PLUS..  1.65%          B          $14.09      8,094
EQ/LARGE CAP GROWTH PLUS..  1.70%          B          $15.89        924
EQ/LARGE CAP GROWTH PLUS..  1.80%          B          $15.64          9
EQ/LARGE CAP GROWTH PLUS..  1.90%          B          $15.39          5

EQ/LARGE CAP VALUE INDEX..  1.30%          A          $13.18        119
EQ/LARGE CAP VALUE INDEX..  1.55%          A          $13.08         35
EQ/LARGE CAP VALUE INDEX..  1.65%          A          $13.04         34
EQ/LARGE CAP VALUE INDEX..  1.70%          A          $13.02          7

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                               -------- --------------- ---------- -----------
EQ/LARGE CAP VALUE INDEX......  1.20%          B          $ 6.75      1,036
EQ/LARGE CAP VALUE INDEX......  1.25%          B          $ 6.73      4,405
EQ/LARGE CAP VALUE INDEX......  1.30%          B          $ 6.71      6,475
EQ/LARGE CAP VALUE INDEX......  1.35%          B          $ 6.78        403
EQ/LARGE CAP VALUE INDEX......  1.40%          B          $ 6.66      1,416
EQ/LARGE CAP VALUE INDEX......  1.50%          B          $ 6.61      5,366
EQ/LARGE CAP VALUE INDEX......  1.55%          B          $ 6.58      5,757
EQ/LARGE CAP VALUE INDEX......  1.60%          B          $ 6.56        524
EQ/LARGE CAP VALUE INDEX......  1.65%          B          $ 6.53     12,707
EQ/LARGE CAP VALUE INDEX......  1.70%          B          $ 6.51      1,321
EQ/LARGE CAP VALUE INDEX......  1.80%          B          $ 6.46          6

EQ/LARGE CAP VALUE PLUS.......  1.30%          A          $12.26         85
EQ/LARGE CAP VALUE PLUS.......  1.55%          A          $12.16         26
EQ/LARGE CAP VALUE PLUS.......  1.65%          A          $12.12         13
EQ/LARGE CAP VALUE PLUS.......  1.70%          A          $12.10          3
EQ/LARGE CAP VALUE PLUS.......  0.95%          B          $14.19          4
EQ/LARGE CAP VALUE PLUS.......  1.20%          B          $13.66      8,898
EQ/LARGE CAP VALUE PLUS.......  1.25%          B          $11.46     10,780
EQ/LARGE CAP VALUE PLUS.......  1.30%          B          $11.37      4,186
EQ/LARGE CAP VALUE PLUS.......  1.35%          B          $13.35      2,452
EQ/LARGE CAP VALUE PLUS.......  1.40%          B          $13.25     13,322
EQ/LARGE CAP VALUE PLUS.......  1.50%          B          $11.19     16,086
EQ/LARGE CAP VALUE PLUS.......  1.55%          B          $12.95      5,492
EQ/LARGE CAP VALUE PLUS.......  1.60%          B          $12.86      6,344
EQ/LARGE CAP VALUE PLUS.......  1.65%          B          $11.03     11,511
EQ/LARGE CAP VALUE PLUS.......  1.70%          B          $12.66      1,671
EQ/LARGE CAP VALUE PLUS.......  1.80%          B          $12.47         69
EQ/LARGE CAP VALUE PLUS.......  1.90%          B          $12.28         16

EQ/LORD ABBETT LARGE CAP CORE.  1.20%          B          $12.63        434
EQ/LORD ABBETT LARGE CAP CORE.  1.25%          B          $12.58      1,279
EQ/LORD ABBETT LARGE CAP CORE.  1.30%          B          $12.62      2,932
EQ/LORD ABBETT LARGE CAP CORE.  1.35%          B          $12.48        247
EQ/LORD ABBETT LARGE CAP CORE.  1.40%          B          $12.43        932
EQ/LORD ABBETT LARGE CAP CORE.  1.50%          B          $12.34      1,756
EQ/LORD ABBETT LARGE CAP CORE.  1.55%          B          $12.29      2,090
EQ/LORD ABBETT LARGE CAP CORE.  1.60%          B          $12.24        213
EQ/LORD ABBETT LARGE CAP CORE.  1.65%          B          $12.19      3,569
EQ/LORD ABBETT LARGE CAP CORE.  1.70%          B          $12.15        414

EQ/MFS INTERNATIONAL GROWTH...  1.30%          A          $12.09        278
EQ/MFS INTERNATIONAL GROWTH...  1.55%          A          $11.99         59
EQ/MFS INTERNATIONAL GROWTH...  1.65%          A          $11.95        110
EQ/MFS INTERNATIONAL GROWTH...  1.70%          A          $11.93          7
EQ/MFS INTERNATIONAL GROWTH...  1.20%          B          $15.55        972
EQ/MFS INTERNATIONAL GROWTH...  1.25%          B          $15.49      2,630
EQ/MFS INTERNATIONAL GROWTH...  1.30%          B          $ 6.85     10,153
EQ/MFS INTERNATIONAL GROWTH...  1.35%          B          $15.37        203
EQ/MFS INTERNATIONAL GROWTH...  1.40%          B          $15.31      1,869
EQ/MFS INTERNATIONAL GROWTH...  1.50%          B          $15.19      3,550
EQ/MFS INTERNATIONAL GROWTH...  1.55%          B          $15.13      4,291
EQ/MFS INTERNATIONAL GROWTH...  1.60%          B          $15.07        757
EQ/MFS INTERNATIONAL GROWTH...  1.65%          B          $15.01      6,208

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                             -------- --------------- ---------- -----------
EQ/MFS INTERNATIONAL GROWTH.  1.70%          B          $14.96       1,165
EQ/MFS INTERNATIONAL GROWTH.  1.80%          B          $14.84           5

EQ/MID CAP INDEX............  1.30%          A          $14.59         206
EQ/MID CAP INDEX............  1.55%          A          $14.47          49
EQ/MID CAP INDEX............  1.65%          A          $14.43         101
EQ/MID CAP INDEX............  1.70%          A          $14.40          11
EQ/MID CAP INDEX............  0.95%          B          $13.36           5
EQ/MID CAP INDEX............  1.20%          B          $12.95       5,036
EQ/MID CAP INDEX............  1.25%          B          $14.96       5,773
EQ/MID CAP INDEX............  1.30%          B          $14.87       5,124
EQ/MID CAP INDEX............  1.35%          B          $12.71         623
EQ/MID CAP INDEX............  1.40%          B          $12.63       6,503
EQ/MID CAP INDEX............  1.50%          B          $14.61       7,414
EQ/MID CAP INDEX............  1.55%          B          $12.40       6,584
EQ/MID CAP INDEX............  1.60%          B          $12.32       3,007
EQ/MID CAP INDEX............  1.65%          B          $14.40       9,443
EQ/MID CAP INDEX............  1.70%          B          $12.17       1,423
EQ/MID CAP INDEX............  1.80%          B          $12.02          20
EQ/MID CAP INDEX............  1.90%          B          $11.87           2

EQ/MID CAP VALUE PLUS.......  1.30%          A          $13.35          36
EQ/MID CAP VALUE PLUS.......  1.55%          A          $13.24          11
EQ/MID CAP VALUE PLUS.......  1.65%          A          $13.20          10
EQ/MID CAP VALUE PLUS.......  1.70%          A          $13.18          --
EQ/MID CAP VALUE PLUS.......  0.95%          B          $18.32           6
EQ/MID CAP VALUE PLUS.......  1.20%          B          $17.61       3,697
EQ/MID CAP VALUE PLUS.......  1.25%          B          $15.49       8,673
EQ/MID CAP VALUE PLUS.......  1.30%          B          $15.36       6,944
EQ/MID CAP VALUE PLUS.......  1.35%          B          $17.20         545
EQ/MID CAP VALUE PLUS.......  1.40%          B          $17.06       5,364
EQ/MID CAP VALUE PLUS.......  1.50%          B          $15.13      12,210
EQ/MID CAP VALUE PLUS.......  1.55%          B          $16.66       5,926
EQ/MID CAP VALUE PLUS.......  1.60%          B          $16.53       2,274
EQ/MID CAP VALUE PLUS.......  1.65%          B          $14.91      13,053
EQ/MID CAP VALUE PLUS.......  1.70%          B          $16.26       1,445
EQ/MID CAP VALUE PLUS.......  1.80%          B          $16.01          20
EQ/MID CAP VALUE PLUS.......  1.90%          B          $15.75           9

EQ/MONEY MARKET.............  0.65%          A          $ 9.86          40
EQ/MONEY MARKET.............  1.30%          A          $ 9.61         724
EQ/MONEY MARKET.............  1.55%          A          $ 9.53         810
EQ/MONEY MARKET.............  1.65%          A          $ 9.50         374
EQ/MONEY MARKET.............  1.70%          A          $ 9.49         132
EQ/MONEY MARKET.............  0.00%          B          $44.43          15
EQ/MONEY MARKET/++/.........  0.65%          B          $ 1.00       6,456
EQ/MONEY MARKET.............  0.95%          B          $32.91           1
EQ/MONEY MARKET.............  1.15%          B          $10.82           2
EQ/MONEY MARKET.............  1.15%          B          $30.88          40
EQ/MONEY MARKET.............  1.20%          B          $30.40         934
EQ/MONEY MARKET/++/.........  1.25%          B          $ 1.00     128,050
EQ/MONEY MARKET.............  1.25%          B          $10.29       3,762
EQ/MONEY MARKET.............  1.30%          B          $10.12       6,061
EQ/MONEY MARKET.............  1.35%          B          $28.98       1,055

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                  -------- --------------- ---------- -----------
EQ/MONEY MARKET..................  1.40%          B          $28.52      1,714
EQ/MONEY MARKET..................  1.50%          B          $10.05      7,457
EQ/MONEY MARKET..................  1.55%          B          $27.18      2,652
EQ/MONEY MARKET..................  1.55%          B          $30.33        196
EQ/MONEY MARKET..................  1.60%          B          $26.76      1,331
EQ/MONEY MARKET/++/..............  1.65%          B          $ 1.00     11,935
EQ/MONEY MARKET..................  1.65%          B          $ 9.91      8,705
EQ/MONEY MARKET..................  1.70%          B          $25.91        514
EQ/MONEY MARKET..................  1.70%          B          $30.13         14
EQ/MONEY MARKET..................  1.80%          B          $25.10          5
EQ/MONEY MARKET..................  1.90%          B          $24.30          3

EQ/MONTAG & CALDWELL GROWTH......  1.30%          A          $12.45        464
EQ/MONTAG & CALDWELL GROWTH......  1.55%          A          $12.35         72
EQ/MONTAG & CALDWELL GROWTH......  1.65%          A          $12.31        114
EQ/MONTAG & CALDWELL GROWTH......  1.70%          A          $12.29         14
EQ/MONTAG & CALDWELL GROWTH......  1.20%          B          $ 6.09      1,289
EQ/MONTAG & CALDWELL GROWTH......  1.25%          B          $ 6.05      3,031
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B          $ 2.41      9,495
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B          $11.89         56
EQ/MONTAG & CALDWELL GROWTH......  1.35%          B          $ 5.96        434
EQ/MONTAG & CALDWELL GROWTH......  1.40%          B          $ 5.92      2,761
EQ/MONTAG & CALDWELL GROWTH......  1.50%          B          $ 5.84      4,976
EQ/MONTAG & CALDWELL GROWTH......  1.55%          B          $ 5.80      4,632
EQ/MONTAG & CALDWELL GROWTH......  1.55%          B          $11.85         41
EQ/MONTAG & CALDWELL GROWTH......  1.60%          B          $ 5.75        667
EQ/MONTAG & CALDWELL GROWTH......  1.65%          B          $ 5.71      5,557
EQ/MONTAG & CALDWELL GROWTH......  1.65%          B          $11.84         36
EQ/MONTAG & CALDWELL GROWTH......  1.70%          B          $ 5.67        617
EQ/MONTAG & CALDWELL GROWTH......  1.70%          B          $11.83         --
EQ/MONTAG & CALDWELL GROWTH......  1.80%          B          $ 5.59         12

EQ/MORGAN STANLEY MID CAP GROWTH.  0.65%          A          $10.38          1
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          A          $13.10        768
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          A          $13.00        222
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          A          $12.96        335
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          A          $12.94         16
EQ/MORGAN STANLEY MID CAP GROWTH.  0.95%          B          $17.05          7
EQ/MORGAN STANLEY MID CAP GROWTH.  1.20%          B          $16.73      1,228
EQ/MORGAN STANLEY MID CAP GROWTH.  1.25%          B          $16.66      3,552
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          B          $16.59      5,514
EQ/MORGAN STANLEY MID CAP GROWTH.  1.35%          B          $16.53        366
EQ/MORGAN STANLEY MID CAP GROWTH.  1.40%          B          $16.47      2,205
EQ/MORGAN STANLEY MID CAP GROWTH.  1.50%          B          $16.34      5,163
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          B          $16.28      6,105
EQ/MORGAN STANLEY MID CAP GROWTH.  1.60%          B          $16.21        515
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          B          $16.15      8,204
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          B          $16.09        870
EQ/MORGAN STANLEY MID CAP GROWTH.  1.80%          B          $15.96          3
EQ/MORGAN STANLEY MID CAP GROWTH.  1.90%          B          $15.84         --

EQ/MUTUAL LARGE CAP EQUITY.......  1.30%          A          $12.09         44
EQ/MUTUAL LARGE CAP EQUITY.......  1.55%          A          $11.99          8
EQ/MUTUAL LARGE CAP EQUITY.......  1.65%          A          $11.95         30

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                   UNITS
                            CONTRACT                            OUTSTANDING
                            CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                            -------- --------------- ---------- -----------
EQ/MUTUAL LARGE CAP EQUITY.  1.70%          A          $11.93          2
EQ/MUTUAL LARGE CAP EQUITY.  0.95%          B          $ 9.74          1
EQ/MUTUAL LARGE CAP EQUITY.  1.20%          B          $ 9.58        464
EQ/MUTUAL LARGE CAP EQUITY.  1.25%          B          $ 9.55      1,679
EQ/MUTUAL LARGE CAP EQUITY.  1.30%          B          $ 9.52      4,269
EQ/MUTUAL LARGE CAP EQUITY.  1.35%          B          $ 9.49        120
EQ/MUTUAL LARGE CAP EQUITY.  1.40%          B          $ 9.46        601
EQ/MUTUAL LARGE CAP EQUITY.  1.50%          B          $ 9.40      1,403
EQ/MUTUAL LARGE CAP EQUITY.  1.55%          B          $ 9.37      2,742
EQ/MUTUAL LARGE CAP EQUITY.  1.60%          B          $ 9.34        242
EQ/MUTUAL LARGE CAP EQUITY.  1.65%          B          $ 9.31      8,058
EQ/MUTUAL LARGE CAP EQUITY.  1.70%          B          $ 9.28        898

EQ/OPPENHEIMER GLOBAL......  1.30%          A          $12.47        468
EQ/OPPENHEIMER GLOBAL......  1.55%          A          $12.37        101
EQ/OPPENHEIMER GLOBAL......  1.65%          A          $12.33        264
EQ/OPPENHEIMER GLOBAL......  1.70%          A          $12.31         16
EQ/OPPENHEIMER GLOBAL......  0.95%          B          $11.54         --
EQ/OPPENHEIMER GLOBAL......  1.20%          B          $11.36      1,001
EQ/OPPENHEIMER GLOBAL......  1.25%          B          $11.32      2,384
EQ/OPPENHEIMER GLOBAL......  1.30%          B          $11.28      5,026
EQ/OPPENHEIMER GLOBAL......  1.35%          B          $11.25        292
EQ/OPPENHEIMER GLOBAL......  1.40%          B          $11.21      1,961
EQ/OPPENHEIMER GLOBAL......  1.50%          B          $11.14      3,488
EQ/OPPENHEIMER GLOBAL......  1.55%          B          $11.10      4,557
EQ/OPPENHEIMER GLOBAL......  1.60%          B          $11.07        582
EQ/OPPENHEIMER GLOBAL......  1.65%          B          $11.03      8,515
EQ/OPPENHEIMER GLOBAL......  1.70%          B          $11.00      1,214
EQ/OPPENHEIMER GLOBAL......  1.80%          B          $10.93         24

EQ/PIMCO ULTRA SHORT BOND..  1.30%          A          $ 9.86        850
EQ/PIMCO ULTRA SHORT BOND..  1.55%          A          $ 9.78        167
EQ/PIMCO ULTRA SHORT BOND..  1.65%          A          $ 9.75        418
EQ/PIMCO ULTRA SHORT BOND..  1.70%          A          $ 9.73        146
EQ/PIMCO ULTRA SHORT BOND..  0.95%          B          $11.04         --
EQ/PIMCO ULTRA SHORT BOND..  1.20%          B          $10.83      3,076
EQ/PIMCO ULTRA SHORT BOND..  1.25%          B          $10.78     10,069
EQ/PIMCO ULTRA SHORT BOND..  1.30%          B          $ 9.37     15,752
EQ/PIMCO ULTRA SHORT BOND..  1.35%          B          $10.70      1,311
EQ/PIMCO ULTRA SHORT BOND..  1.40%          B          $10.66      5,868
EQ/PIMCO ULTRA SHORT BOND..  1.50%          B          $10.58     14,876
EQ/PIMCO ULTRA SHORT BOND..  1.55%          B          $10.54     12,551
EQ/PIMCO ULTRA SHORT BOND..  1.60%          B          $10.49      2,808
EQ/PIMCO ULTRA SHORT BOND..  1.65%          B          $10.45     31,083
EQ/PIMCO ULTRA SHORT BOND..  1.70%          B          $10.41      2,316
EQ/PIMCO ULTRA SHORT BOND..  1.80%          B          $10.33         14
EQ/PIMCO ULTRA SHORT BOND..  1.90%          B          $10.25         15

EQ/QUALITY BOND PLUS.......  1.20%          B          $17.78      2,036
EQ/QUALITY BOND PLUS.......  1.25%          B          $11.46      4,322
EQ/QUALITY BOND PLUS.......  1.30%          B          $11.34      6,910
EQ/QUALITY BOND PLUS.......  1.35%          B          $17.27        301
EQ/QUALITY BOND PLUS.......  1.40%          B          $17.10      3,315
EQ/QUALITY BOND PLUS.......  1.50%          B          $11.19      6,960

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                               -------- --------------- ---------- -----------
EQ/QUALITY BOND PLUS..........  1.55%          B          $16.61      4,524
EQ/QUALITY BOND PLUS..........  1.60%          B          $16.45      1,104
EQ/QUALITY BOND PLUS..........  1.65%          B          $11.03      8,669
EQ/QUALITY BOND PLUS..........  1.70%          B          $16.13        765
EQ/QUALITY BOND PLUS..........  1.80%          B          $15.82          4
EQ/QUALITY BOND PLUS..........  1.90%          B          $15.51          5

EQ/SMALL COMPANY INDEX........  1.30%          A          $14.52        174
EQ/SMALL COMPANY INDEX........  1.55%          A          $14.40         44
EQ/SMALL COMPANY INDEX........  1.65%          A          $14.36         75
EQ/SMALL COMPANY INDEX........  1.70%          A          $14.33         15
EQ/SMALL COMPANY INDEX........  0.95%          B          $19.11          5
EQ/SMALL COMPANY INDEX........  1.20%          B          $18.40      1,635
EQ/SMALL COMPANY INDEX........  1.25%          B          $15.75      2,987
EQ/SMALL COMPANY INDEX........  1.30%          B          $15.63      4,556
EQ/SMALL COMPANY INDEX........  1.35%          B          $17.98        599
EQ/SMALL COMPANY INDEX........  1.40%          B          $17.84      2,633
EQ/SMALL COMPANY INDEX........  1.50%          B          $15.38      3,897
EQ/SMALL COMPANY INDEX........  1.55%          B          $17.44      3,874
EQ/SMALL COMPANY INDEX........  1.60%          B          $17.31      1,066
EQ/SMALL COMPANY INDEX........  1.65%          B          $15.16      6,253
EQ/SMALL COMPANY INDEX........  1.70%          B          $17.05        733
EQ/SMALL COMPANY INDEX........  1.80%          B          $16.79          4
EQ/SMALL COMPANY INDEX........  1.90%          B          $16.53          2

EQ/T. ROWE PRICE GROWTH STOCK.  0.65%          A          $11.77         --
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          A          $13.57        700
EQ/T. ROWE PRICE GROWTH STOCK.  1.55%          A          $13.47        133
EQ/T. ROWE PRICE GROWTH STOCK.  1.65%          A          $13.42        287
EQ/T. ROWE PRICE GROWTH STOCK.  1.70%          A          $13.40         10
EQ/T. ROWE PRICE GROWTH STOCK.  0.95%          B          $20.15          1
EQ/T. ROWE PRICE GROWTH STOCK.  1.20%          B          $18.95      1,306
EQ/T. ROWE PRICE GROWTH STOCK.  1.25%          B          $18.71      2,385
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          B          $ 7.07     11,236
EQ/T. ROWE PRICE GROWTH STOCK.  1.35%          B          $18.26        368
EQ/T. ROWE PRICE GROWTH STOCK.  1.40%          B          $18.03      2,158
EQ/T. ROWE PRICE GROWTH STOCK.  1.50%          B          $17.59      4,104
EQ/T. ROWE PRICE GROWTH STOCK.  1.55%          B          $17.37      4,654
EQ/T. ROWE PRICE GROWTH STOCK.  1.60%          B          $17.16        996
EQ/T. ROWE PRICE GROWTH STOCK.  1.65%          B          $16.95      6,599
EQ/T. ROWE PRICE GROWTH STOCK.  1.70%          B          $16.74        676
EQ/T. ROWE PRICE GROWTH STOCK.  1.80%          B          $16.33          6
EQ/T. ROWE PRICE GROWTH STOCK.  1.90%          B          $15.93         11

EQ/TEMPLETON GLOBAL EQUITY....  1.30%          A          $11.62         83
EQ/TEMPLETON GLOBAL EQUITY....  1.55%          A          $11.52         32
EQ/TEMPLETON GLOBAL EQUITY....  1.65%          A          $11.49         40
EQ/TEMPLETON GLOBAL EQUITY....  1.70%          A          $11.47          1
EQ/TEMPLETON GLOBAL EQUITY....  0.95%          B          $ 9.44          1
EQ/TEMPLETON GLOBAL EQUITY....  1.20%          B          $ 9.29        405
EQ/TEMPLETON GLOBAL EQUITY....  1.25%          B          $ 9.26      1,382
EQ/TEMPLETON GLOBAL EQUITY....  1.30%          B          $ 9.23      4,757
EQ/TEMPLETON GLOBAL EQUITY....  1.35%          B          $ 9.20        167
EQ/TEMPLETON GLOBAL EQUITY....  1.40%          B          $ 9.17        768

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                             -------- --------------- ---------- -----------
EQ/TEMPLETON GLOBAL EQUITY..  1.50%          B          $ 9.12      1,769
EQ/TEMPLETON GLOBAL EQUITY..  1.55%          B          $ 9.09      3,522
EQ/TEMPLETON GLOBAL EQUITY..  1.60%          B          $ 9.06        371
EQ/TEMPLETON GLOBAL EQUITY..  1.65%          B          $ 9.03      7,724
EQ/TEMPLETON GLOBAL EQUITY..  1.70%          B          $ 9.00        634
EQ/TEMPLETON GLOBAL EQUITY..  1.80%          B          $ 8.94          1

EQ/UBS GROWTH & INCOME......  1.20%          B          $ 5.86        250
EQ/UBS GROWTH & INCOME......  1.25%          B          $ 5.82      1,553
EQ/UBS GROWTH & INCOME......  1.30%          B          $ 2.27      5,858
EQ/UBS GROWTH & INCOME......  1.35%          B          $ 5.74         75
EQ/UBS GROWTH & INCOME......  1.40%          B          $ 5.70        549
EQ/UBS GROWTH & INCOME......  1.50%          B          $ 5.62      2,891
EQ/UBS GROWTH & INCOME......  1.55%          B          $ 5.58      3,078
EQ/UBS GROWTH & INCOME......  1.60%          B          $ 5.54        193
EQ/UBS GROWTH & INCOME......  1.65%          B          $ 5.50      2,911
EQ/UBS GROWTH & INCOME......  1.70%          B          $ 5.46        212

EQ/VAN KAMPEN COMSTOCK......  0.65%          A          $11.86         --
EQ/VAN KAMPEN COMSTOCK......  1.30%          A          $13.20        110
EQ/VAN KAMPEN COMSTOCK......  1.55%          A          $13.09         29
EQ/VAN KAMPEN COMSTOCK......  1.65%          A          $13.05         38
EQ/VAN KAMPEN COMSTOCK......  1.70%          A          $13.03          8
EQ/VAN KAMPEN COMSTOCK......  0.95%          B          $11.97          1
EQ/VAN KAMPEN COMSTOCK......  1.20%          B          $11.74        461
EQ/VAN KAMPEN COMSTOCK......  1.25%          B          $11.69      3,185
EQ/VAN KAMPEN COMSTOCK......  1.30%          B          $11.64      3,044
EQ/VAN KAMPEN COMSTOCK......  1.35%          B          $11.60        193
EQ/VAN KAMPEN COMSTOCK......  1.40%          B          $11.56        904
EQ/VAN KAMPEN COMSTOCK......  1.50%          B          $11.47      2,852
EQ/VAN KAMPEN COMSTOCK......  1.55%          B          $11.42      2,148
EQ/VAN KAMPEN COMSTOCK......  1.60%          B          $11.38        300
EQ/VAN KAMPEN COMSTOCK......  1.65%          B          $11.33      9,331
EQ/VAN KAMPEN COMSTOCK......  1.70%          B          $11.29        452
EQ/VAN KAMPEN COMSTOCK......  1.80%          B          $11.20          3

EQ/WELLS FARGO OMEGA GROWTH.  0.95%          B          $13.08         --
EQ/WELLS FARGO OMEGA GROWTH.  1.20%          B          $12.63      2,664
EQ/WELLS FARGO OMEGA GROWTH.  1.25%          B          $16.92      3,728
EQ/WELLS FARGO OMEGA GROWTH.  1.30%          B          $10.31        914
EQ/WELLS FARGO OMEGA GROWTH.  1.30%          B          $16.80      5,970
EQ/WELLS FARGO OMEGA GROWTH.  1.35%          B          $12.36        448
EQ/WELLS FARGO OMEGA GROWTH.  1.40%          B          $12.27      4,081
EQ/WELLS FARGO OMEGA GROWTH.  1.50%          B          $16.53      5,728
EQ/WELLS FARGO OMEGA GROWTH.  1.55%          B          $10.26        276
EQ/WELLS FARGO OMEGA GROWTH.  1.55%          B          $12.02      8,481
EQ/WELLS FARGO OMEGA GROWTH.  1.60%          B          $11.93      1,465
EQ/WELLS FARGO OMEGA GROWTH.  1.65%          B          $10.24        282
EQ/WELLS FARGO OMEGA GROWTH.  1.65%          B          $16.29      8,066
EQ/WELLS FARGO OMEGA GROWTH.  1.70%          B          $10.23         21
EQ/WELLS FARGO OMEGA GROWTH.  1.70%          B          $11.76      1,807
EQ/WELLS FARGO OMEGA GROWTH.  1.80%          B          $11.60         --
EQ/WELLS FARGO OMEGA GROWTH.  1.90%          B          $11.43          1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                       -------- --------------- ---------- -----------

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.......  0.65%   SERVICE CLASS 2   $10.76          1
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.......  1.30%   SERVICE CLASS 2   $12.33         37
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.......  1.55%   SERVICE CLASS 2   $12.23         12
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.......  1.65%   SERVICE CLASS 2   $12.19         26
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.......  1.70%   SERVICE CLASS 2   $12.17          4

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...............  0.65%   SERVICE CLASS 2   $11.60          2
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...............  1.30%   SERVICE CLASS 2   $13.17      1,293
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...............  1.55%   SERVICE CLASS 2   $13.06        250
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...............  1.65%   SERVICE CLASS 2   $13.02        779
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...............  1.70%   SERVICE CLASS 2   $13.00         39

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO................  1.30%   SERVICE CLASS 2   $10.62         38
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO................  1.55%   SERVICE CLASS 2   $10.57          9
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO................  1.65%   SERVICE CLASS 2   $10.55         23
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO................  1.70%   SERVICE CLASS 2   $10.54          1

FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO................  1.30%   SERVICE CLASS 2   $10.60         44
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO................  1.55%   SERVICE CLASS 2   $10.55          9
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO................  1.65%   SERVICE CLASS 2   $10.53         13

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO................  1.30%   SERVICE CLASS 2   $10.59         25
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO................  1.55%   SERVICE CLASS 2   $10.54         --
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO................  1.65%   SERVICE CLASS 2   $10.52          8

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO................  1.30%   SERVICE CLASS 2   $10.55         22
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO................  1.55%   SERVICE CLASS 2   $10.50          7
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO................  1.65%   SERVICE CLASS 2   $10.48          2

FIDELITY(R) VIP MID CAP PORTFOLIO.....................  0.65%   SERVICE CLASS 2   $10.24         --
FIDELITY(R) VIP MID CAP PORTFOLIO.....................  1.30%   SERVICE CLASS 2   $12.84        590
FIDELITY(R) VIP MID CAP PORTFOLIO.....................  1.55%   SERVICE CLASS 2   $12.74        132
FIDELITY(R) VIP MID CAP PORTFOLIO.....................  1.65%   SERVICE CLASS 2   $12.70        243
FIDELITY(R) VIP MID CAP PORTFOLIO.....................  1.70%   SERVICE CLASS 2   $12.68         30

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.30%   SERVICE CLASS 2   $12.23        941
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.55%   SERVICE CLASS 2   $12.13        189
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.65%   SERVICE CLASS 2   $12.09        786
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.70%   SERVICE CLASS 2   $12.07         99

FRANKLIN INCOME SECURITIES FUND.......................  1.30%       CLASS 2       $12.22        356
FRANKLIN INCOME SECURITIES FUND.......................  1.55%       CLASS 2       $12.12         67
FRANKLIN INCOME SECURITIES FUND.......................  1.65%       CLASS 2       $12.09        258
FRANKLIN INCOME SECURITIES FUND.......................  1.70%       CLASS 2       $12.07        115

FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  0.65%       CLASS 2       $11.33          1
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.30%       CLASS 2       $12.52        732
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.55%       CLASS 2       $12.42        152
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.65%       CLASS 2       $12.38        357
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.70%       CLASS 2       $12.36        117

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.30%       CLASS 2       $11.75         80
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.55%       CLASS 2       $11.66         14
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.65%       CLASS 2       $11.62         58
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.70%       CLASS 2       $11.61          6

GOLDMAN SACHS VIT MID CAP VALUE FUND..................  0.65%   SERVICE SHARES    $11.49         --
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.30%   SERVICE SHARES    $13.87        350
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.55%   SERVICE SHARES    $13.76         70

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                           UNITS
                                                    CONTRACT                            OUTSTANDING
                                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                    -------- --------------- ---------- -----------
GOLDMAN SACHS VIT MID CAP VALUE FUND...............  1.65%   SERVICE SHARES    $13.72        171
GOLDMAN SACHS VIT MID CAP VALUE FUND...............  1.70%   SERVICE SHARES    $13.69          6

GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.30%   COMMON SHARES     $ 7.87         38
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.55%   COMMON SHARES     $ 7.84         19
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.65%   COMMON SHARES     $ 7.82         25
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.70%   COMMON SHARES     $ 7.81          1

GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND..........  1.30%   COMMON SHARES     $ 9.41         37
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND..........  1.55%   COMMON SHARES     $ 9.37          3
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND..........  1.65%   COMMON SHARES     $ 9.35         19
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND..........  1.70%   COMMON SHARES     $ 9.34          1

INVESCO V.I. DIVERSIFIED DIVIDEND FUND.............  1.30%     SERIES II       $12.26         83
INVESCO V.I. DIVERSIFIED DIVIDEND FUND.............  1.55%     SERIES II       $12.17         38
INVESCO V.I. DIVERSIFIED DIVIDEND FUND.............  1.65%     SERIES II       $12.13         56
INVESCO V.I. DIVERSIFIED DIVIDEND FUND.............  1.70%     SERIES II       $12.11          2

INVESCO V.I. GLOBAL REAL ESTATE FUND...............  0.65%     SERIES II       $11.42         --
INVESCO V.I. GLOBAL REAL ESTATE FUND...............  1.30%     SERIES II       $13.74      1,078
INVESCO V.I. GLOBAL REAL ESTATE FUND...............  1.55%     SERIES II       $13.63        168
INVESCO V.I. GLOBAL REAL ESTATE FUND...............  1.65%     SERIES II       $13.59        526
INVESCO V.I. GLOBAL REAL ESTATE FUND...............  1.70%     SERIES II       $13.57         57

INVESCO V.I. HIGH YIELD FUND.......................  0.65%     SERIES II       $11.60         --
INVESCO V.I. HIGH YIELD FUND.......................  1.30%     SERIES II       $11.19        207
INVESCO V.I. HIGH YIELD FUND.......................  1.55%     SERIES II       $11.13         57
INVESCO V.I. HIGH YIELD FUND.......................  1.65%     SERIES II       $11.11        130
INVESCO V.I. HIGH YIELD FUND.......................  1.70%     SERIES II       $11.10          8

INVESCO V.I. INTERNATIONAL GROWTH FUND.............  0.65%     SERIES II       $10.52         --
INVESCO V.I. INTERNATIONAL GROWTH FUND.............  1.30%     SERIES II       $11.90        645
INVESCO V.I. INTERNATIONAL GROWTH FUND.............  1.55%     SERIES II       $11.81        131
INVESCO V.I. INTERNATIONAL GROWTH FUND.............  1.65%     SERIES II       $11.77        258
INVESCO V.I. INTERNATIONAL GROWTH FUND.............  1.70%     SERIES II       $11.75         14

INVESCO V.I. MID CAP CORE EQUITY FUND..............  1.30%     SERIES II       $11.76        189
INVESCO V.I. MID CAP CORE EQUITY FUND..............  1.55%     SERIES II       $11.66         30
INVESCO V.I. MID CAP CORE EQUITY FUND..............  1.65%     SERIES II       $11.63         56
INVESCO V.I. MID CAP CORE EQUITY FUND..............  1.70%     SERIES II       $11.61          3

INVESCO V.I. SMALL CAP EQUITY FUND.................  1.30%     SERIES II       $14.80        112
INVESCO V.I. SMALL CAP EQUITY FUND.................  1.55%     SERIES II       $14.68         53
INVESCO V.I. SMALL CAP EQUITY FUND.................  1.65%     SERIES II       $14.64         47
INVESCO V.I. SMALL CAP EQUITY FUND.................  1.70%     SERIES II       $14.61          8
INVESCO VAN KAMPEN V.I AMERICAN FRANCHISE FUND.....  1.30%     SERIES II       $13.74         15
INVESCO VAN KAMPEN V.I AMERICAN FRANCHISE FUND.....  1.55%     SERIES II       $13.63          2
INVESCO VAN KAMPEN V.I AMERICAN FRANCHISE FUND.....  1.65%     SERIES II       $13.59         10
INVESCO VAN KAMPEN V.I AMERICAN FRANCHISE FUND.....  1.70%     SERIES II       $13.57          1

IVY FUNDS VIP ASSET STRATEGY.......................  1.30%   COMMON SHARES     $10.60        525
IVY FUNDS VIP ASSET STRATEGY.......................  1.55%   COMMON SHARES     $10.55         49
IVY FUNDS VIP ASSET STRATEGY.......................  1.65%   COMMON SHARES     $10.53        428
IVY FUNDS VIP ASSET STRATEGY.......................  1.70%   COMMON SHARES     $10.52         23

IVY FUNDS VIP DIVIDEND OPPORTUNITIES...............  0.65%   COMMON SHARES     $11.19         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...............  1.30%   COMMON SHARES     $12.25        363
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...............  1.55%   COMMON SHARES     $12.16        151

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                  UNITS
                                                           CONTRACT                            OUTSTANDING
                                                           CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                           -------- --------------- ---------- -----------
IVY FUNDS VIP DIVIDEND OPPORTUNITIES......................  1.65%   COMMON SHARES     $12.12        198
IVY FUNDS VIP DIVIDEND OPPORTUNITIES......................  1.70%   COMMON SHARES     $12.10         25

IVY FUNDS VIP ENERGY......................................  0.65%   COMMON SHARES     $10.11         --
IVY FUNDS VIP ENERGY......................................  1.30%   COMMON SHARES     $11.16        510
IVY FUNDS VIP ENERGY......................................  1.55%   COMMON SHARES     $11.07        160
IVY FUNDS VIP ENERGY......................................  1.65%   COMMON SHARES     $11.03        200
IVY FUNDS VIP ENERGY......................................  1.70%   COMMON SHARES     $11.02         15

IVY FUNDS VIP GLOBAL NATURAL RESOURCES....................  0.65%   COMMON SHARES     $ 8.80          3
IVY FUNDS VIP GLOBAL NATURAL RESOURCES....................  1.30%   COMMON SHARES     $ 9.32        518
IVY FUNDS VIP GLOBAL NATURAL RESOURCES....................  1.55%   COMMON SHARES     $ 9.25        125
IVY FUNDS VIP GLOBAL NATURAL RESOURCES....................  1.65%   COMMON SHARES     $ 9.22        243
IVY FUNDS VIP GLOBAL NATURAL RESOURCES....................  1.70%   COMMON SHARES     $ 9.21         26

IVY FUNDS VIP HIGH INCOME.................................  0.65%   COMMON SHARES     $12.43          3
IVY FUNDS VIP HIGH INCOME.................................  1.30%   COMMON SHARES     $14.20      1,136
IVY FUNDS VIP HIGH INCOME.................................  1.55%   COMMON SHARES     $14.09        303
IVY FUNDS VIP HIGH INCOME.................................  1.65%   COMMON SHARES     $14.04        839
IVY FUNDS VIP HIGH INCOME.................................  1.70%   COMMON SHARES     $14.02        159

IVY FUNDS VIP MID CAP GROWTH..............................  1.30%   COMMON SHARES     $14.89        529
IVY FUNDS VIP MID CAP GROWTH..............................  1.55%   COMMON SHARES     $14.78        129
IVY FUNDS VIP MID CAP GROWTH..............................  1.65%   COMMON SHARES     $14.73        307
IVY FUNDS VIP MID CAP GROWTH..............................  1.70%   COMMON SHARES     $14.71         24

IVY FUNDS VIP SCIENCE AND TECHNOLOGY......................  1.30%   COMMON SHARES     $13.87        455
IVY FUNDS VIP SCIENCE AND TECHNOLOGY......................  1.55%   COMMON SHARES     $13.76        146
IVY FUNDS VIP SCIENCE AND TECHNOLOGY......................  1.65%   COMMON SHARES     $13.71        141
IVY FUNDS VIP SCIENCE AND TECHNOLOGY......................  1.70%   COMMON SHARES     $13.69         17

IVY FUNDS VIP SMALL CAP GROWTH............................  1.30%   COMMON SHARES     $12.31        273
IVY FUNDS VIP SMALL CAP GROWTH............................  1.55%   COMMON SHARES     $12.21         65
IVY FUNDS VIP SMALL CAP GROWTH............................  1.65%   COMMON SHARES     $12.17        149
IVY FUNDS VIP SMALL CAP GROWTH............................  1.70%   COMMON SHARES     $12.15          3

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  0.65%   SERVICE SHARES    $ 9.81          1
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.30%   SERVICE SHARES    $12.05      1,915
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.55%   SERVICE SHARES    $11.96        476
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.65%   SERVICE SHARES    $11.92        976
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.70%   SERVICE SHARES    $11.90         59

LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.30%     VC SHARES       $11.17         96
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.55%     VC SHARES       $11.12         36
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.65%     VC SHARES       $11.10         63
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.70%     VC SHARES       $11.08         16

LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........  1.30%     VC SHARES       $ 9.89        106
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........  1.55%     VC SHARES       $ 9.84         15
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........  1.65%     VC SHARES       $ 9.82         37
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........  1.70%     VC SHARES       $ 9.81          1

LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.  1.30%     VC SHARES       $ 9.36         61
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.  1.55%     VC SHARES       $ 9.32         22
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.  1.65%     VC SHARES       $ 9.30         33
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.  1.70%     VC SHARES       $ 9.29          3

MFS(R) INTERNATIONAL VALUE PORTFOLIO......................  1.30%   SERVICE CLASS     $12.01      1,023
MFS(R) INTERNATIONAL VALUE PORTFOLIO......................  1.55%   SERVICE CLASS     $11.92        270

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                             UNITS
                                      CONTRACT                            OUTSTANDING
                                      CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                      -------- --------------- ---------- -----------
MFS(R) INTERNATIONAL VALUE PORTFOLIO.  1.65%    SERVICE CLASS    $11.88        387
MFS(R) INTERNATIONAL VALUE PORTFOLIO.  1.70%    SERVICE CLASS    $11.86         28

MFS(R) INVESTORS GROWTH STOCK SERIES.  1.30%    SERVICE CLASS    $13.18        169
MFS(R) INVESTORS GROWTH STOCK SERIES.  1.55%    SERVICE CLASS    $13.08         65
MFS(R) INVESTORS GROWTH STOCK SERIES.  1.65%    SERVICE CLASS    $13.04         70
MFS(R) INVESTORS GROWTH STOCK SERIES.  1.70%    SERVICE CLASS    $13.02          5

MFS(R) INVESTORS TRUST SERIES........  0.65%    SERVICE CLASS    $11.75         --
MFS(R) INVESTORS TRUST SERIES........  1.30%    SERVICE CLASS    $12.75        170
MFS(R) INVESTORS TRUST SERIES........  1.55%    SERVICE CLASS    $12.65         46
MFS(R) INVESTORS TRUST SERIES........  1.65%    SERVICE CLASS    $12.61         67
MFS(R) INVESTORS TRUST SERIES........  1.70%    SERVICE CLASS    $12.59          4

MFS(R) TECHNOLOGY PORTFOLIO..........  1.30%    SERVICE CLASS    $13.69        196
MFS(R) TECHNOLOGY PORTFOLIO..........  1.55%    SERVICE CLASS    $13.59         75
MFS(R) TECHNOLOGY PORTFOLIO..........  1.65%    SERVICE CLASS    $13.54         77
MFS(R) TECHNOLOGY PORTFOLIO..........  1.70%    SERVICE CLASS    $13.52          4

MFS(R) UTILITIES SERIES..............  0.65%    SERVICE CLASS    $12.05          2
MFS(R) UTILITIES SERIES..............  1.30%    SERVICE CLASS    $13.86        355
MFS(R) UTILITIES SERIES..............  1.55%    SERVICE CLASS    $13.75         86
MFS(R) UTILITIES SERIES..............  1.65%    SERVICE CLASS    $13.71        182
MFS(R) UTILITIES SERIES..............  1.70%    SERVICE CLASS    $13.68         27

MULTIMANAGER AGGRESSIVE EQUITY.......  0.95%          B          $62.92         --
MULTIMANAGER AGGRESSIVE EQUITY.......  1.20%          B          $58.77        740
MULTIMANAGER AGGRESSIVE EQUITY.......  1.25%          B          $12.47      4,037
MULTIMANAGER AGGRESSIVE EQUITY.......  1.30%          B          $12.30      3,523
MULTIMANAGER AGGRESSIVE EQUITY.......  1.35%          B          $56.42        251
MULTIMANAGER AGGRESSIVE EQUITY.......  1.40%          B          $55.65      1,311
MULTIMANAGER AGGRESSIVE EQUITY.......  1.50%          B          $12.18      6,526
MULTIMANAGER AGGRESSIVE EQUITY.......  1.55%          B          $53.41        840
MULTIMANAGER AGGRESSIVE EQUITY.......  1.60%          B          $52.69        537
MULTIMANAGER AGGRESSIVE EQUITY.......  1.65%          B          $12.01      6,994
MULTIMANAGER AGGRESSIVE EQUITY.......  1.70%          B          $51.27        179
MULTIMANAGER AGGRESSIVE EQUITY.......  1.80%          B          $49.88          7
MULTIMANAGER AGGRESSIVE EQUITY.......  1.90%          B          $48.53         --

MULTIMANAGER CORE BOND...............  1.20%          B          $15.07      6,850
MULTIMANAGER CORE BOND...............  1.25%          B          $13.93      9,296
MULTIMANAGER CORE BOND...............  1.30%          B          $13.90     16,972
MULTIMANAGER CORE BOND...............  1.35%          B          $14.82        798
MULTIMANAGER CORE BOND...............  1.40%          B          $14.74     12,287
MULTIMANAGER CORE BOND...............  1.50%          B          $13.61     15,351
MULTIMANAGER CORE BOND...............  1.55%          B          $14.49     13,810
MULTIMANAGER CORE BOND...............  1.60%          B          $14.41      3,731
MULTIMANAGER CORE BOND...............  1.65%          B          $13.42     19,491
MULTIMANAGER CORE BOND...............  1.65%          B          $13.42      5,734
MULTIMANAGER CORE BOND...............  1.70%          B          $14.25      2,885
MULTIMANAGER CORE BOND...............  1.80%          B          $14.09         17
MULTIMANAGER CORE BOND...............  1.90%          B          $13.93          2

MULTIMANAGER INTERNATIONAL EQUITY....  1.20%          B          $12.64      1,802
MULTIMANAGER INTERNATIONAL EQUITY....  1.25%          B          $13.64      2,737
MULTIMANAGER INTERNATIONAL EQUITY....  1.30%          B          $13.56      3,570

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                    -------- --------------- ---------- -----------
MULTIMANAGER INTERNATIONAL EQUITY..  1.35%          B          $12.43        284
MULTIMANAGER INTERNATIONAL EQUITY..  1.40%          B          $12.36      2,996
MULTIMANAGER INTERNATIONAL EQUITY..  1.50%          B          $13.32      4,170
MULTIMANAGER INTERNATIONAL EQUITY..  1.55%          B          $12.15      3,643
MULTIMANAGER INTERNATIONAL EQUITY..  1.60%          B          $12.09        993
MULTIMANAGER INTERNATIONAL EQUITY..  1.65%          B          $13.13      6,284
MULTIMANAGER INTERNATIONAL EQUITY..  1.70%          B          $11.95        636
MULTIMANAGER INTERNATIONAL EQUITY..  1.80%          B          $11.82          6
MULTIMANAGER INTERNATIONAL EQUITY..  1.90%          B          $11.69          1

MULTIMANAGER LARGE CAP CORE EQUITY.  1.20%          B          $11.50      1,162
MULTIMANAGER LARGE CAP CORE EQUITY.  1.25%          B          $12.52        735
MULTIMANAGER LARGE CAP CORE EQUITY.  1.30%          B          $12.45        941
MULTIMANAGER LARGE CAP CORE EQUITY.  1.35%          B          $11.31        118
MULTIMANAGER LARGE CAP CORE EQUITY.  1.40%          B          $11.25      2,078
MULTIMANAGER LARGE CAP CORE EQUITY.  1.50%          B          $12.23      1,305
MULTIMANAGER LARGE CAP CORE EQUITY.  1.55%          B          $11.06      1,148
MULTIMANAGER LARGE CAP CORE EQUITY.  1.60%          B          $11.00        691
MULTIMANAGER LARGE CAP CORE EQUITY.  1.65%          B          $12.05      2,598
MULTIMANAGER LARGE CAP CORE EQUITY.  1.70%          B          $10.88        327
MULTIMANAGER LARGE CAP CORE EQUITY.  1.80%          B          $10.76          1

MULTIMANAGER LARGE CAP VALUE.......  0.95%          B          $13.61         12
MULTIMANAGER LARGE CAP VALUE.......  1.20%          B          $13.24      2,161
MULTIMANAGER LARGE CAP VALUE.......  1.25%          B          $14.24      2,285
MULTIMANAGER LARGE CAP VALUE.......  1.30%          B          $14.16      2,656
MULTIMANAGER LARGE CAP VALUE.......  1.35%          B          $13.02        233
MULTIMANAGER LARGE CAP VALUE.......  1.40%          B          $12.95      3,561
MULTIMANAGER LARGE CAP VALUE.......  1.50%          B          $13.91      3,778
MULTIMANAGER LARGE CAP VALUE.......  1.55%          B          $12.73      2,554
MULTIMANAGER LARGE CAP VALUE.......  1.60%          B          $12.66      1,494
MULTIMANAGER LARGE CAP VALUE.......  1.65%          B          $13.71      4,689
MULTIMANAGER LARGE CAP VALUE.......  1.70%          B          $12.52        677
MULTIMANAGER LARGE CAP VALUE.......  1.80%          B          $12.38         26
MULTIMANAGER LARGE CAP VALUE.......  1.90%          B          $12.24          2

MULTIMANAGER MID CAP GROWTH........  0.95%          B          $12.72         --
MULTIMANAGER MID CAP GROWTH........  1.20%          B          $12.37      2,661
MULTIMANAGER MID CAP GROWTH........  1.25%          B          $15.09      1,900
MULTIMANAGER MID CAP GROWTH........  1.30%          B          $15.01      2,105
MULTIMANAGER MID CAP GROWTH........  1.35%          B          $12.17        286
MULTIMANAGER MID CAP GROWTH........  1.40%          B          $12.10      4,274
MULTIMANAGER MID CAP GROWTH........  1.50%          B          $14.74      2,772
MULTIMANAGER MID CAP GROWTH........  1.55%          B          $11.90      2,319
MULTIMANAGER MID CAP GROWTH........  1.60%          B          $11.83      1,591
MULTIMANAGER MID CAP GROWTH........  1.65%          B          $14.53      4,108
MULTIMANAGER MID CAP GROWTH........  1.70%          B          $11.70      1,046
MULTIMANAGER MID CAP GROWTH........  1.80%          B          $11.57          8
MULTIMANAGER MID CAP GROWTH........  1.90%          B          $11.44          2

MULTIMANAGER MID CAP VALUE.........  0.95%          B          $15.43         --
MULTIMANAGER MID CAP VALUE.........  1.20%          B          $15.00      2,180
MULTIMANAGER MID CAP VALUE.........  1.25%          B          $16.03      2,054
MULTIMANAGER MID CAP VALUE.........  1.30%          B          $15.94      2,825

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                       UNITS
                                CONTRACT                            OUTSTANDING
                                CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                -------- --------------- ---------- -----------
MULTIMANAGER MID CAP VALUE.....  1.35%          B          $14.76        250
MULTIMANAGER MID CAP VALUE.....  1.40%          B          $14.67      3,771
MULTIMANAGER MID CAP VALUE.....  1.50%          B          $15.66      3,171
MULTIMANAGER MID CAP VALUE.....  1.55%          B          $14.43      2,680
MULTIMANAGER MID CAP VALUE.....  1.60%          B          $14.35      1,364
MULTIMANAGER MID CAP VALUE.....  1.65%          B          $15.44      4,458
MULTIMANAGER MID CAP VALUE.....  1.70%          B          $14.19        641
MULTIMANAGER MID CAP VALUE.....  1.80%          B          $14.03          9
MULTIMANAGER MID CAP VALUE.....  1.90%          B          $13.88          1

MULTIMANAGER MULTI-SECTOR BOND.  0.95%          B          $33.96          2
MULTIMANAGER MULTI-SECTOR BOND.  1.20%          B          $31.79      1,863
MULTIMANAGER MULTI-SECTOR BOND.  1.25%          B          $11.90      5,915
MULTIMANAGER MULTI-SECTOR BOND.  1.30%          B          $11.74      4,228
MULTIMANAGER MULTI-SECTOR BOND.  1.35%          B          $30.56        864
MULTIMANAGER MULTI-SECTOR BOND.  1.40%          B          $30.16      3,091
MULTIMANAGER MULTI-SECTOR BOND.  1.50%          B          $11.62      9,836
MULTIMANAGER MULTI-SECTOR BOND.  1.55%          B          $28.99      2,318
MULTIMANAGER MULTI-SECTOR BOND.  1.60%          B          $28.61      1,439
MULTIMANAGER MULTI-SECTOR BOND.  1.65%          B          $11.46      9,362
MULTIMANAGER MULTI-SECTOR BOND.  1.70%          B          $27.87        635
MULTIMANAGER MULTI-SECTOR BOND.  1.80%          B          $27.14          6
MULTIMANAGER MULTI-SECTOR BOND.  1.90%          B          $26.43         --

MULTIMANAGER SMALL CAP GROWTH..  0.95%          B          $ 8.30         --
MULTIMANAGER SMALL CAP GROWTH..  1.20%          B          $ 8.01        451
MULTIMANAGER SMALL CAP GROWTH..  1.25%          B          $ 7.96      2,779
MULTIMANAGER SMALL CAP GROWTH..  1.30%          B          $ 4.55      6,860
MULTIMANAGER SMALL CAP GROWTH..  1.35%          B          $ 7.84        212
MULTIMANAGER SMALL CAP GROWTH..  1.40%          B          $ 7.79        857
MULTIMANAGER SMALL CAP GROWTH..  1.50%          B          $ 7.68      4,307
MULTIMANAGER SMALL CAP GROWTH..  1.55%          B          $ 7.62      4,047
MULTIMANAGER SMALL CAP GROWTH..  1.60%          B          $ 7.57        204
MULTIMANAGER SMALL CAP GROWTH..  1.65%          B          $ 7.51      5,906
MULTIMANAGER SMALL CAP GROWTH..  1.70%          B          $ 7.46        579
MULTIMANAGER SMALL CAP GROWTH..  1.80%          B          $ 7.35         --

MULTIMANAGER SMALL CAP VALUE...  0.95%          B          $18.04          2
MULTIMANAGER SMALL CAP VALUE...  1.20%          B          $17.37      2,695
MULTIMANAGER SMALL CAP VALUE...  1.25%          B          $13.03      3,860
MULTIMANAGER SMALL CAP VALUE...  1.30%          B          $12.93      1,469
MULTIMANAGER SMALL CAP VALUE...  1.35%          B          $16.98      1,331
MULTIMANAGER SMALL CAP VALUE...  1.40%          B          $16.85      3,517
MULTIMANAGER SMALL CAP VALUE...  1.50%          B          $12.73      4,933
MULTIMANAGER SMALL CAP VALUE...  1.55%          B          $16.47      1,583
MULTIMANAGER SMALL CAP VALUE...  1.60%          B          $16.35      1,781
MULTIMANAGER SMALL CAP VALUE...  1.65%          B          $12.55      4,602
MULTIMANAGER SMALL CAP VALUE...  1.70%          B          $16.10        475
MULTIMANAGER SMALL CAP VALUE...  1.80%          B          $15.85         19
MULTIMANAGER SMALL CAP VALUE...  1.90%          B          $15.61          4

MULTIMANAGER TECHNOLOGY........  0.95%          B          $12.86          8
MULTIMANAGER TECHNOLOGY........  1.20%          B          $12.51      1,699
MULTIMANAGER TECHNOLOGY........  1.25%          B          $14.55      2,420

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                       -------- --------------- ---------- -----------
MULTIMANAGER TECHNOLOGY...............................  1.30%          B          $14.47      3,481
MULTIMANAGER TECHNOLOGY...............................  1.35%          B          $12.30        443
MULTIMANAGER TECHNOLOGY...............................  1.40%          B          $12.24      3,690
MULTIMANAGER TECHNOLOGY...............................  1.50%          B          $14.21      4,809
MULTIMANAGER TECHNOLOGY...............................  1.55%          B          $12.03      5,169
MULTIMANAGER TECHNOLOGY...............................  1.60%          B          $11.96      1,482
MULTIMANAGER TECHNOLOGY...............................  1.65%          B          $14.01      5,209
MULTIMANAGER TECHNOLOGY...............................  1.70%          B          $11.83        572
MULTIMANAGER TECHNOLOGY...............................  1.80%          B          $11.70         13

MUTUAL SHARES SECURITIES FUND.........................  1.30%       CLASS 2       $11.83        384
MUTUAL SHARES SECURITIES FUND.........................  1.55%       CLASS 2       $11.74         61
MUTUAL SHARES SECURITIES FUND.........................  1.65%       CLASS 2       $11.70        131
MUTUAL SHARES SECURITIES FUND.........................  1.70%       CLASS 2       $11.68         18

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.65%    ADVISOR CLASS    $ 9.95         --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.30%    ADVISOR CLASS    $12.27        711
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.55%    ADVISOR CLASS    $12.18         97
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.65%    ADVISOR CLASS    $12.14        354
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.70%    ADVISOR CLASS    $12.12         63

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  0.65%    ADVISOR CLASS    $11.79          1
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.30%    ADVISOR CLASS    $13.55        544
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.55%    ADVISOR CLASS    $13.44        138
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.65%    ADVISOR CLASS    $13.40        321
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.70%    ADVISOR CLASS    $13.37         65

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  0.65%    ADVISOR CLASS    $11.44          1
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.30%    ADVISOR CLASS    $12.56      2,023
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.55%    ADVISOR CLASS    $12.46        362
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.65%    ADVISOR CLASS    $12.42      1,346
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.70%    ADVISOR CLASS    $12.40        276

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  0.65%    ADVISOR CLASS    $10.88          9
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.30%    ADVISOR CLASS    $11.75      3,557
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.55%    ADVISOR CLASS    $11.66        635
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.65%    ADVISOR CLASS    $11.62      2,126
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.70%    ADVISOR CLASS    $11.60        499

PROFUND VP BEAR.......................................  1.30%    COMMON SHARES    $ 5.81         58
PROFUND VP BEAR.......................................  1.55%    COMMON SHARES    $ 5.76         35
PROFUND VP BEAR.......................................  1.65%    COMMON SHARES    $ 5.74         28
PROFUND VP BEAR.......................................  1.70%    COMMON SHARES    $ 5.73          2

PROFUND VP BIOTECHNOLOGY..............................  1.30%    COMMON SHARES    $15.29        148
PROFUND VP BIOTECHNOLOGY..............................  1.55%    COMMON SHARES    $15.17         49

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2012

                                                                                     UNITS
                                              CONTRACT                            OUTSTANDING
                                              CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                              -------- --------------- ---------- -----------
PROFUND VP BIOTECHNOLOGY.....................  1.65%   COMMON SHARES     $15.12         79
PROFUND VP BIOTECHNOLOGY.....................  1.70%   COMMON SHARES     $15.09          2

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......  0.65%      CLASS II       $15.01         --
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......  1.30%      CLASS II       $16.89        401
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......  1.55%      CLASS II       $16.75         97
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......  1.65%      CLASS II       $16.70        132
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......  1.70%      CLASS II       $16.67          5

TEMPLETON DEVELOPING MARKETS SECURITIES FUND.  1.30%      CLASS 2        $11.09        269
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.  1.55%      CLASS 2        $11.00         53
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.  1.65%      CLASS 2        $10.96        137
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.  1.70%      CLASS 2        $10.95          3

TEMPLETON FOREIGN SECURITIES FUND............  1.30%      CLASS 2        $11.10        239
TEMPLETON FOREIGN SECURITIES FUND............  1.55%      CLASS 2        $11.01         34
TEMPLETON FOREIGN SECURITIES FUND............  1.65%      CLASS 2        $10.98        134
TEMPLETON FOREIGN SECURITIES FUND............  1.70%      CLASS 2        $10.96         52

TEMPLETON GLOBAL BOND SECURITIES FUND........  0.65%      CLASS 2        $11.16          3
TEMPLETON GLOBAL BOND SECURITIES FUND........  1.30%      CLASS 2        $12.62      2,561
TEMPLETON GLOBAL BOND SECURITIES FUND........  1.55%      CLASS 2        $12.52        485
TEMPLETON GLOBAL BOND SECURITIES FUND........  1.65%      CLASS 2        $12.48      1,517
TEMPLETON GLOBAL BOND SECURITIES FUND........  1.70%      CLASS 2        $12.46        215

TEMPLETON GROWTH SECURITIES FUND.............  1.30%      CLASS 2        $11.30         82
TEMPLETON GROWTH SECURITIES FUND.............  1.55%      CLASS 2        $11.21          9
TEMPLETON GROWTH SECURITIES FUND.............  1.65%      CLASS 2        $11.18         11
TEMPLETON GROWTH SECURITIES FUND.............  1.70%      CLASS 2        $11.16          2

VAN ECK VIP GLOBAL HARD ASSETS FUND..........  0.65%   CLASS S SHARES    $ 9.39          8
VAN ECK VIP GLOBAL HARD ASSETS FUND..........  1.30%   CLASS S SHARES    $10.95      1,034
VAN ECK VIP GLOBAL HARD ASSETS FUND..........  1.55%   CLASS S SHARES    $10.86        223
VAN ECK VIP GLOBAL HARD ASSETS FUND..........  1.65%   CLASS S SHARES    $10.83        471
VAN ECK VIP GLOBAL HARD ASSETS FUND..........  1.70%   CLASS S SHARES    $10.81         65

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.
+ Variable Investment Options where Units Outstanding are less than 500 are denoted by a -.
++ This Variable Investment Option is subject to a non-guaranteed fee waiver.
   If the total return on any given day is negative, the contract charges will be waived in its entirety. In 2012, the contract charges were 0.00%.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                  ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                                                                    VPS BALANCED    VPS INTERNATIONAL
                                                                     ALL ASSET     WEALTH STRATEGY       GROWTH
                                                                   GROWTH-ALT 20*    PORTFOLIO**       PORTFOLIO**
                                                                   -------------- ----------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 79,659        $ 56,383          $ 68,094
  Expenses:
   Asset-based charges............................................      71,845          39,924            65,844
                                                                      --------        --------          --------

NET INVESTMENT INCOME (LOSS)......................................       7,814          16,459             2,250
                                                                      --------        --------          --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      17,201          14,870           (84,064)
   Realized gain distribution from The Trusts.....................     124,851              --                --
                                                                      --------        --------          --------
  Net realized gain (loss)........................................     142,052          14,870           (84,064)
                                                                      --------        --------          --------

  Change in unrealized appreciation (depreciation) of investments.     309,608         250,906           603,174
                                                                      --------        --------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     451,660         265,776           519,110
                                                                      --------        --------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $459,474        $282,235          $521,360
                                                                      ========        ========          ========

                                                                   AMERICAN CENTURY AMERICAN CENTURY
                                                                   VP LARGE COMPANY VP MID CAP VALUE
                                                                      VALUE FUND          FUND
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 26,971        $  164,599
  Expenses:
   Asset-based charges............................................       22,891           125,124
                                                                       --------        ----------

NET INVESTMENT INCOME (LOSS)......................................        4,080            39,475
                                                                       --------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      125,936            81,581
   Realized gain distribution from The Trusts.....................           --           426,377
                                                                       --------        ----------
  Net realized gain (loss)........................................      125,936           507,958
                                                                       --------        ----------

  Change in unrealized appreciation (depreciation) of investments.       83,279           536,954
                                                                       --------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      209,215         1,044,912
                                                                       --------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $213,295        $1,084,387
                                                                       ========        ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE
                                                                    ALLOCATION*    STRATEGY*     ALLOCATION*    GROWTH STRATEGY*
                                                                   -------------- ------------ ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  22,177,050  $ 9,041,172    $ 16,769,272     $ 4,729,144
  Expenses:
   Asset-based charges............................................    40,330,124   15,510,367      30,233,967       8,114,531
                                                                   -------------  -----------    ------------     -----------

NET INVESTMENT INCOME (LOSS)......................................   (18,153,074)  (6,469,195)    (13,464,695)     (3,385,387)
                                                                   -------------  -----------    ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (163,259,858)   4,497,212       2,858,498       2,252,377
   Realized gain distribution from The Trusts.....................    34,975,910           --      27,699,793              --
                                                                   -------------  -----------    ------------     -----------
  Net realized gain (loss)........................................  (128,283,948)   4,497,212      30,558,291       2,252,377
                                                                   -------------  -----------    ------------     -----------

  Change in unrealized appreciation (depreciation) of investments.   458,867,595   70,120,688      43,254,626      29,875,274
                                                                   -------------  -----------    ------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   330,583,647   74,617,900      73,812,917      32,127,651
                                                                   -------------  -----------    ------------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $ 312,430,573  $68,148,705    $ 60,348,222     $28,742,264
                                                                   =============  ===========    ============     ===========

                                                                   AXA CONSERVATIVE
                                                                      STRATEGY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 3,408,172
  Expenses:
   Asset-based charges............................................     5,471,289
                                                                     -----------

NET INVESTMENT INCOME (LOSS)......................................    (2,063,117)
                                                                     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     1,554,719
   Realized gain distribution from The Trusts.....................            --
                                                                     -----------
  Net realized gain (loss)........................................     1,554,719
                                                                     -----------

  Change in unrealized appreciation (depreciation) of investments.    10,842,844
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    12,397,563
                                                                     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $10,334,446
                                                                     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   AXA CONSERVATIVE-PLUS  AXA GROWTH   AXA MODERATE
                                                                        ALLOCATION*       STRATEGY*    ALLOCATION*
                                                                   --------------------- -----------  -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 13,389,912      $ 7,365,897  $  52,246,084
  Expenses:
   Asset-based charges............................................       25,071,842       13,098,204    102,342,434
                                                                       ------------      -----------  -------------

NET INVESTMENT INCOME (LOSS)......................................      (11,681,930)      (5,732,307)   (50,096,350)
                                                                       ------------      -----------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (23,915,711)       6,055,060   (166,202,094)
   Realized gain distribution from The Trusts.....................       22,821,408               --     79,304,508
                                                                       ------------      -----------  -------------
  Net realized gain (loss)........................................       (1,094,303)       6,055,060    (86,897,586)
                                                                       ------------      -----------  -------------

  Change in unrealized appreciation (depreciation) of investments.      106,819,312       76,852,004    611,536,153
                                                                       ------------      -----------  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      105,725,009       82,907,064    524,638,567
                                                                       ------------      -----------  -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ 94,043,079      $77,174,757  $ 474,542,217
                                                                       ============      ===========  =============

                                                                     AXA MODERATE   AXA MODERATE-PLUS
                                                                   GROWTH STRATEGY*    ALLOCATION*
                                                                   ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 20,344,979    $   74,792,105
  Expenses:
   Asset-based charges............................................     39,316,441       146,112,587
                                                                     ------------    --------------

NET INVESTMENT INCOME (LOSS)......................................    (18,971,462)      (71,320,482)
                                                                     ------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     11,342,142      (355,994,020)
   Realized gain distribution from The Trusts.....................             --       147,754,493
                                                                     ------------    --------------
  Net realized gain (loss)........................................     11,342,142      (208,239,527)
                                                                     ------------    --------------

  Change in unrealized appreciation (depreciation) of investments.    209,834,831     1,186,796,460
                                                                     ------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    221,176,973       978,556,933
                                                                     ------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $202,205,511    $  907,236,451
                                                                     ============    ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                                            AXA TACTICAL
                                                                   AXA TACTICAL AXA TACTICAL AXA TACTICAL     MANAGER
                                                                   MANAGER 400* MANAGER 500* MANAGER 2000* INTERNATIONAL*
                                                                   ------------ ------------ ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  129,490  $   860,335   $  205,537    $   642,969
  Expenses:
   Asset-based charges............................................     828,608    2,019,149      904,220      1,455,702
                                                                    ----------  -----------   ----------    -----------

NET INVESTMENT INCOME (LOSS)......................................    (699,118)  (1,158,814)    (698,683)      (812,733)
                                                                    ----------  -----------   ----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     546,518    1,792,082      520,335        187,892
   Realized gain distribution from The Trusts.....................     472,821    1,961,727      831,112             --
                                                                    ----------  -----------   ----------    -----------
  Net realized gain (loss)........................................   1,019,339    3,753,809    1,351,447        187,892
                                                                    ----------  -----------   ----------    -----------

  Change in unrealized appreciation (depreciation) of investments.   7,109,268   12,922,809    7,059,438     14,915,004
                                                                    ----------  -----------   ----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   8,128,607   16,676,618    8,410,885     15,102,896
                                                                    ----------  -----------   ----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $7,429,489  $15,517,804   $7,712,202    $14,290,163
                                                                    ==========  ===========   ==========    ===========

                                                                    AXA ULTRA
                                                                   CONSERVATIVE
                                                                    STRATEGY*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $1,230
  Expenses:
   Asset-based charges............................................     1,346
                                                                      ------

NET INVESTMENT INCOME (LOSS)......................................      (116)
                                                                      ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     3,717
   Realized gain distribution from The Trusts.....................     2,910
                                                                      ------
  Net realized gain (loss)........................................     6,627
                                                                      ------

  Change in unrealized appreciation (depreciation) of investments.      (795)
                                                                      ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     5,832
                                                                      ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $5,716
                                                                      ======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   BLACKROCK GLOBAL BLACKROCK LARGE EQ/ALLIANCEBERNSTEIN
                                                                   ALLOCATION V.I.  CAP GROWTH V.I.    DYNAMIC WEALTH
                                                                         FUND            FUND       STRATEGIES PORTFOLIO*
                                                                   ---------------- --------------- ---------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  546,001       $ 78,042          $ 1,449,747
  Expenses:
   Asset-based charges............................................       526,894         91,018            3,348,912
                                                                      ----------       --------          -----------

NET INVESTMENT INCOME (LOSS)......................................        19,107        (12,976)          (1,899,165)
                                                                      ----------       --------          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       359,955        140,249            1,144,379
   Realized gain distribution from The Trusts.....................       123,043        480,579            1,512,421
                                                                      ----------       --------          -----------
  Net realized gain (loss)........................................       482,998        620,828            2,656,800
                                                                      ----------       --------          -----------

  Change in unrealized appreciation (depreciation) of investments.     2,197,597         78,892           10,288,959
                                                                      ----------       --------          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     2,680,595        699,720           12,945,759
                                                                      ----------       --------          -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $2,699,702       $686,744          $11,046,594
                                                                      ==========       ========          ===========

                                                                                        EQ/AXA FRANKLIN
                                                                   EQ/ALLIANCEBERNSTEIN SMALL CAP VALUE
                                                                    SMALL CAP GROWTH*        CORE*
                                                                   -------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 1,022,111        $   905,835
  Expenses:
   Asset-based charges............................................       6,879,484          1,951,024
                                                                       -----------        -----------

NET INVESTMENT INCOME (LOSS)......................................      (5,857,373)        (1,045,189)
                                                                       -----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      11,868,847          7,866,906
   Realized gain distribution from The Trusts.....................      28,536,871                 --
                                                                       -----------        -----------
  Net realized gain (loss)........................................      40,405,718          7,866,906
                                                                       -----------        -----------

  Change in unrealized appreciation (depreciation) of investments.      24,365,110         11,312,282
                                                                       -----------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      64,770,828         19,179,188
                                                                       -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $58,913,455        $18,133,999
                                                                       ===========        ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   EQ/BLACKROCK     EQ/BOSTON     EQ/CALVERT   EQ/CAPITAL
                                                                   BASIC VALUE   ADVISORS EQUITY   SOCIALLY     GUARDIAN
                                                                     EQUITY*         INCOME*     RESPONSIBLE*  RESEARCH*
                                                                   ------------  --------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 13,868,653    $ 5,431,938    $  460,798  $  7,878,625
  Expenses:
   Asset-based charges............................................   13,213,402      3,762,695       685,499    12,881,506
                                                                   ------------    -----------    ----------  ------------

NET INVESTMENT INCOME (LOSS)......................................      655,251      1,669,243      (224,701)   (5,002,881)
                                                                   ------------    -----------    ----------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (5,536,706)     4,496,354       150,774    12,770,317
   Realized gain distribution from The Trusts.....................           --      3,288,286            --            --
                                                                   ------------    -----------    ----------  ------------
  Net realized gain (loss)........................................   (5,536,706)     7,784,640       150,774    12,770,317
                                                                   ------------    -----------    ----------  ------------

  Change in unrealized appreciation (depreciation) of investments.  105,526,867     27,044,241     6,468,968   119,811,689
                                                                   ------------    -----------    ----------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   99,990,161     34,828,881     6,619,742   132,582,006
                                                                   ------------    -----------    ----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $100,645,412    $36,498,124    $6,395,041  $127,579,125
                                                                   ============    ===========    ==========  ============

                                                                    EQ/COMMON
                                                                      STOCK
                                                                     INDEX*
                                                                   -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $11,718,772
  Expenses:
   Asset-based charges............................................  10,937,375
                                                                   -----------

NET INVESTMENT INCOME (LOSS)......................................     781,397
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   3,385,321
   Realized gain distribution from The Trusts.....................          --
                                                                   -----------
  Net realized gain (loss)........................................   3,385,321
                                                                   -----------

  Change in unrealized appreciation (depreciation) of investments.  93,781,377
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  97,166,698
                                                                   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $97,948,095
                                                                   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   EQ/CORE BOND EQ/DAVIS NEW YORK EQ/EQUITY 500 EQ/EQUITY GROWTH
                                                                      INDEX*        VENTURE*         INDEX*          PLUS*
                                                                   ------------ ----------------- ------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $17,955,252     $ 2,717,006    $ 21,618,870    $  6,481,909
  Expenses:
   Asset-based charges............................................  17,883,557       4,866,573      18,653,596      15,871,057
                                                                   -----------     -----------    ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................      71,695      (2,149,567)      2,965,274      (9,389,148)
                                                                   -----------     -----------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (4,237,062)            512      15,164,008         849,625
   Realized gain distribution from The Trusts.....................          --              --         546,622              --
                                                                   -----------     -----------    ------------    ------------
  Net realized gain (loss)........................................  (4,237,062)            512      15,710,630         849,625
                                                                   -----------     -----------    ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.  24,086,418      33,365,285     139,108,887     136,740,424
                                                                   -----------     -----------    ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  19,849,356      33,365,797     154,819,517     137,590,049
                                                                   -----------     -----------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $19,921,051     $31,216,230    $157,784,791    $128,200,901
                                                                   ===========     ===========    ============    ============

                                                                   EQ/FRANKLIN CORE
                                                                      BALANCED*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $19,236,143
  Expenses:
   Asset-based charges............................................     8,926,519
                                                                     -----------

NET INVESTMENT INCOME (LOSS)......................................    10,309,624
                                                                     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (7,543,805)
   Realized gain distribution from The Trusts.....................            --
                                                                     -----------
  Net realized gain (loss)........................................    (7,543,805)
                                                                     -----------

  Change in unrealized appreciation (depreciation) of investments.    49,602,945
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    42,059,140
                                                                     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $52,368,764
                                                                     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                    EQ/FRANKLIN    EQ/GAMCO
                                                                     TEMPLETON    MERGERS AND  EQ/GAMCO SMALL  EQ/GLOBAL
                                                                    ALLOCATION*  ACQUISITIONS* COMPANY VALUE*  BOND PLUS*
                                                                   ------------  ------------- -------------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 21,982,129   $        --   $ 10,794,583  $ 7,203,780
  Expenses:
   Asset-based charges............................................   19,117,920     3,095,087     12,844,779    7,643,867
                                                                   ------------   -----------   ------------  -----------

NET INVESTMENT INCOME (LOSS)......................................    2,864,209    (3,095,087)    (2,050,196)    (440,087)
                                                                   ------------   -----------   ------------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (25,776,014)    3,242,885     36,732,930   (2,477,828)
   Realized gain distribution from The Trusts.....................           --     4,489,788     23,092,155   18,971,597
                                                                   ------------   -----------   ------------  -----------
  Net realized gain (loss)........................................  (25,776,014)    7,732,673     59,825,085   16,493,769
                                                                   ------------   -----------   ------------  -----------

  Change in unrealized appreciation (depreciation) of investments.  175,573,874     2,669,829     70,335,121   (5,019,956)
                                                                   ------------   -----------   ------------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  149,797,860    10,402,502    130,160,206   11,473,813
                                                                   ------------   -----------   ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $152,662,069   $ 7,307,415   $128,110,010  $11,033,726
                                                                   ============   ===========   ============  ===========

                                                                    EQ/GLOBAL
                                                                   MULTI-SECTOR
                                                                     EQUITY*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 12,483,466
  Expenses:
   Asset-based charges............................................   13,184,417
                                                                   ------------

NET INVESTMENT INCOME (LOSS)......................................     (700,951)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (39,853,108)
   Realized gain distribution from The Trusts.....................           --
                                                                   ------------
  Net realized gain (loss)........................................  (39,853,108)
                                                                   ------------

  Change in unrealized appreciation (depreciation) of investments.  166,302,184
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  126,449,076
                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $125,748,125
                                                                   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   EQ/INTERMEDIATE  EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                   GOVERNMENT BOND*    CORE PLUS*     EQUITY INDEX*
                                                                   ---------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 1,093,528      $  8,997,269     $ 15,977,069
  Expenses:
   Asset-based charges............................................     6,581,567         9,207,794        7,815,801
                                                                     -----------      ------------     ------------

NET INVESTMENT INCOME (LOSS)......................................    (5,488,039)         (210,525)       8,161,268
                                                                     -----------      ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     5,019,543       (48,916,372)     (54,023,961)
   Realized gain distribution from The Trusts.....................     1,687,259                --               --
                                                                     -----------      ------------     ------------
  Net realized gain (loss)........................................     6,706,802       (48,916,372)     (54,023,961)
                                                                     -----------      ------------     ------------

  Change in unrealized appreciation (depreciation) of investments.    (3,323,266)      133,757,479      118,794,424
                                                                     -----------      ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     3,383,536        84,841,107       64,770,463
                                                                     -----------      ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(2,104,503)     $ 84,630,582     $ 72,931,731
                                                                     ===========      ============     ============

                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                         ETF*         VALUE PLUS*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $140,749       $ 10,139,020
  Expenses:
   Asset-based charges............................................       40,446          8,322,605
                                                                       --------       ------------

NET INVESTMENT INCOME (LOSS)......................................      100,303          1,816,415
                                                                       --------       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (57,676)       (37,692,499)
   Realized gain distribution from The Trusts.....................      231,210                 --
                                                                       --------       ------------
  Net realized gain (loss)........................................      173,534        (37,692,499)
                                                                       --------       ------------

  Change in unrealized appreciation (depreciation) of investments.      499,933        119,300,800
                                                                       --------       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      673,467         81,608,301
                                                                       --------       ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $773,770       $ 83,424,716
                                                                       ========       ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                    EQ/JPMORGAN
                                                                       VALUE      EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP
                                                                   OPPORTUNITIES*  CORE PLUS*  GROWTH INDEX* GROWTH PLUS*
                                                                   -------------- ------------ ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 2,388,000   $ 1,552,513   $ 4,344,983  $ 3,004,044
  Expenses:
   Asset-based charges............................................    3,640,803     2,046,086     5,344,289    7,923,629
                                                                    -----------   -----------   -----------  -----------

NET INVESTMENT INCOME (LOSS)......................................   (1,252,803)     (493,573)     (999,306)  (4,919,585)
                                                                    -----------   -----------   -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (3,765,720)   (3,221,800)   15,320,999    6,145,178
   Realized gain distribution from The Trusts.....................           --    10,631,221            --           --
                                                                    -----------   -----------   -----------  -----------
  Net realized gain (loss)........................................   (3,765,720)    7,409,421    15,320,999    6,145,178
                                                                    -----------   -----------   -----------  -----------

  Change in unrealized appreciation (depreciation) of investments.   38,293,714    10,410,789    27,738,657   59,414,459
                                                                    -----------   -----------   -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   34,527,994    17,820,210    43,059,656   65,559,637
                                                                    -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $33,275,191   $17,326,637   $42,060,350  $60,640,052
                                                                    ===========   ===========   ===========  ===========

                                                                   EQ/LARGE CAP
                                                                   VALUE INDEX*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 5,093,648
  Expenses:
   Asset-based charges............................................   3,979,112
                                                                   -----------

NET INVESTMENT INCOME (LOSS)......................................   1,114,536
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (4,050,901)
   Realized gain distribution from The Trusts.....................          --
                                                                   -----------
  Net realized gain (loss)........................................  (4,050,901)
                                                                   -----------

  Change in unrealized appreciation (depreciation) of investments.  40,219,884
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  36,168,983
                                                                   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $37,283,519
                                                                   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   EQ/LARGE CAP  EQ/LORD ABBETT  EQ/MFS INTERNATIONAL
                                                                   VALUE PLUS*   LARGE CAP CORE*       GROWTH*
                                                                   ------------  --------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 15,392,175    $ 2,051,649       $ 3,690,899
  Expenses:
   Asset-based charges............................................   14,499,476      2,738,742         5,565,398
                                                                   ------------    -----------       -----------

NET INVESTMENT INCOME (LOSS)......................................      892,699       (687,093)       (1,874,499)
                                                                   ------------    -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (60,583,522)    12,479,932         7,389,243
   Realized gain distribution from The Trusts.....................           --             --                --
                                                                   ------------    -----------       -----------
  Net realized gain (loss)........................................  (60,583,522)    12,479,932         7,389,243
                                                                   ------------    -----------       -----------

  Change in unrealized appreciation (depreciation) of investments.  192,236,533     11,371,111        54,398,144
                                                                   ------------    -----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  131,653,011     23,851,043        61,787,387
                                                                   ------------    -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $132,545,710    $23,163,950       $59,912,888
                                                                   ============    ===========       ===========

                                                                    EQ/MID CAP    EQ/MID CAP
                                                                      INDEX*      VALUE PLUS*
                                                                   ------------  ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  6,720,308  $ 11,283,407
  Expenses:
   Asset-based charges............................................    9,987,929    13,844,514
                                                                   ------------  ------------

NET INVESTMENT INCOME (LOSS)......................................   (3,267,621)   (2,561,107)
                                                                   ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (11,497,509)  (37,026,035)
   Realized gain distribution from The Trusts.....................           --            --
                                                                   ------------  ------------
  Net realized gain (loss)........................................  (11,497,509)  (37,026,035)
                                                                   ------------  ------------

  Change in unrealized appreciation (depreciation) of investments.  111,046,946   185,818,951
                                                                   ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   99,549,437   148,792,916
                                                                   ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $ 96,281,816  $146,231,809
                                                                   ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                                    EQ/MORGAN     EQ/MUTUAL
                                                                     EQ/MONEY     EQ/MONTAG &    STANLEY MID CAP  LARGE CAP
                                                                     MARKET*    CALDWELL GROWTH*     GROWTH*       EQUITY*
                                                                   -----------  ---------------- --------------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $        --    $ 1,487,704      $ 2,688,133   $ 2,632,765
  Expenses:
   Asset-based charges............................................   8,301,029      2,605,325        9,115,536     2,978,827
                                                                   -----------    -----------      -----------   -----------

NET INVESTMENT INCOME (LOSS)......................................  (8,301,029)    (1,117,621)      (6,427,403)     (346,062)
                                                                   -----------    -----------      -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (40,633)     8,585,532       17,576,577    (7,435,151)
   Realized gain distribution from The Trusts.....................          --             --        9,636,130            --
                                                                   -----------    -----------      -----------   -----------
  Net realized gain (loss)........................................     (40,633)     8,585,532       27,212,707    (7,435,151)
                                                                   -----------    -----------      -----------   -----------

  Change in unrealized appreciation (depreciation) of investments.      45,696     10,634,224       16,420,936    31,024,137
                                                                   -----------    -----------      -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       5,063     19,219,756       43,633,643    23,588,986
                                                                   -----------    -----------      -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(8,295,966)   $18,102,135      $37,206,240   $23,242,924
                                                                   ===========    ===========      ===========   ===========

                                                                   EQ/OPPENHEIMER
                                                                      GLOBAL*
                                                                   --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 2,650,235
  Expenses:
   Asset-based charges............................................    4,585,007
                                                                    -----------

NET INVESTMENT INCOME (LOSS)......................................   (1,934,772)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    9,958,588
   Realized gain distribution from The Trusts.....................           --
                                                                    -----------
  Net realized gain (loss)........................................    9,958,588
                                                                    -----------

  Change in unrealized appreciation (depreciation) of investments.   43,824,400
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   53,782,988
                                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $51,848,216
                                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   EQ/PIMCO ULTRA EQ/QUALITY BOND EQ/SMALL COMPANY
                                                                    SHORT BOND*        PLUS*           INDEX*
                                                                   -------------- --------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  5,915,883    $ 3,168,690     $ 6,830,341
  Expenses:
   Asset-based charges............................................    16,741,830      7,564,147       6,758,588
                                                                    ------------    -----------     -----------

NET INVESTMENT INCOME (LOSS)......................................   (10,825,947)    (4,395,457)         71,753
                                                                    ------------    -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     1,208,076     (5,302,411)     (5,520,215)
   Realized gain distribution from The Trusts.....................            --             --      27,284,394
                                                                    ------------    -----------     -----------
  Net realized gain (loss)........................................     1,208,076     (5,302,411)     21,764,179
                                                                    ------------    -----------     -----------

  Change in unrealized appreciation (depreciation) of investments.     9,715,596     15,699,231      36,763,474
                                                                    ------------    -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    10,923,672     10,396,820      58,527,653
                                                                    ------------    -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $     97,725    $ 6,001,363     $58,599,406
                                                                    ============    ===========     ===========

                                                                   EQ/T. ROWE PRICE  EQ/TEMPLETON
                                                                    GROWTH STOCK*   GLOBAL EQUITY*
                                                                   ---------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $        --     $ 2,459,860
  Expenses:
   Asset-based charges............................................     7,068,839       2,768,010
                                                                     -----------     -----------

NET INVESTMENT INCOME (LOSS)......................................    (7,068,839)       (308,150)
                                                                     -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    17,225,511      (5,252,249)
   Realized gain distribution from The Trusts.....................            --              --
                                                                     -----------     -----------
  Net realized gain (loss)........................................    17,225,511      (5,252,249)
                                                                     -----------     -----------

  Change in unrealized appreciation (depreciation) of investments.    58,618,642      35,087,167
                                                                     -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    75,844,153      29,834,918
                                                                     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $68,775,314     $29,526,768
                                                                     ===========     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   EQ/UBS GROWTH & EQ/VAN KAMPEN EQ/WELLS FARGO
                                                                       INCOME*       COMSTOCK*   OMEGA GROWTH*
                                                                   --------------- ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  672,153     $ 3,254,918   $     85,363
  Expenses:
   Asset-based charges............................................    1,184,132       3,888,615      8,924,500
                                                                     ----------     -----------   ------------

NET INVESTMENT INCOME (LOSS)......................................     (511,979)       (633,697)    (8,839,137)
                                                                     ----------     -----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    2,938,613        (939,233)    34,979,394
   Realized gain distribution from The Trusts.....................           --              --     20,876,499
                                                                     ----------     -----------   ------------
  Net realized gain (loss)........................................    2,938,613        (939,233)    55,855,893
                                                                     ----------     -----------   ------------

  Change in unrealized appreciation (depreciation) of investments.    5,410,605      40,518,355     45,969,209
                                                                     ----------     -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    8,349,218      39,579,122    101,825,102
                                                                     ----------     -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $7,837,239     $38,945,425   $ 92,985,965
                                                                     ==========     ===========   ============

                                                                   FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                                      MANAGER: GROWTH     CONTRAFUND(R)
                                                                         PORTFOLIO          PORTFOLIO
                                                                   --------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $ 10,519          $  344,352
  Expenses:
   Asset-based charges............................................         13,387             427,504
                                                                         --------          ----------

NET INVESTMENT INCOME (LOSS)......................................         (2,868)            (83,152)
                                                                         --------          ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          6,236             584,026
   Realized gain distribution from The Trusts.....................          3,464                  --
                                                                         --------          ----------
  Net realized gain (loss)........................................          9,700             584,026
                                                                         --------          ----------

  Change in unrealized appreciation (depreciation) of investments.        104,949           3,077,180
                                                                         --------          ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        114,649           3,661,206
                                                                         --------          ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $111,781          $3,578,054
                                                                         ========          ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    FREEDOM 2015    FREEDOM 2020    FREEDOM 2025
                                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                   --------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $12,894         $12,095         $ 5,673
  Expenses:
   Asset-based charges............................................      10,119           8,429           3,799
                                                                       -------         -------         -------

NET INVESTMENT INCOME (LOSS)......................................       2,775           3,666           1,874
                                                                       -------         -------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       7,443            (541)            862
   Realized gain distribution from The Trusts.....................      11,410           7,352           3,089
                                                                       -------         -------         -------
  Net realized gain (loss)........................................      18,853           6,811           3,951
                                                                       -------         -------         -------

  Change in unrealized appreciation (depreciation) of investments.      35,709          51,260          21,757
                                                                       -------         -------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      54,562          58,071          25,708
                                                                       -------         -------         -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $57,337         $61,737         $27,582
                                                                       =======         =======         =======

                                                                   FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    FREEDOM 2030       MID CAP
                                                                      PORTFOLIO       PORTFOLIO
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 5,992       $   49,231
  Expenses:
   Asset-based charges............................................       3,706          176,485
                                                                       -------       ----------

NET INVESTMENT INCOME (LOSS)......................................       2,286         (127,254)
                                                                       -------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      12,393          149,830
   Realized gain distribution from The Trusts.....................       2,457        1,014,418
                                                                       -------       ----------
  Net realized gain (loss)........................................      14,850        1,164,248
                                                                       -------       ----------

  Change in unrealized appreciation (depreciation) of investments.      11,759          295,824
                                                                       -------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      26,609        1,460,072
                                                                       -------       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $28,895       $1,332,818
                                                                       =======       ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                   FIDELITY(R) VIP                      FRANKLIN
                                                                   STRATEGIC INCOME FRANKLIN INCOME STRATEGIC INCOME
                                                                      PORTFOLIO     SECURITIES FUND SECURITIES FUND
                                                                   ---------------- --------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  798,333       $554,181        $1,027,402
  Expenses:
   Asset-based charges............................................       325,821        125,211           214,735
                                                                      ----------       --------        ----------

NET INVESTMENT INCOME (LOSS)......................................       472,512        428,970           812,667
                                                                      ----------       --------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (2,200)        47,107            (6,043)
   Realized gain distribution from The Trusts.....................       257,256             --            17,267
                                                                      ----------       --------        ----------
  Net realized gain (loss)........................................       255,056         47,107            11,224
                                                                      ----------       --------        ----------

  Change in unrealized appreciation (depreciation) of investments.     1,032,053        376,251           663,055
                                                                      ----------       --------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     1,287,109        423,358           674,279
                                                                      ----------       --------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $1,759,621       $852,328        $1,486,946
                                                                      ==========       ========        ==========

                                                                      FRANKLIN
                                                                    TEMPLETON VIP  GOLDMAN SACHS VIT
                                                                   FOUNDING FUNDS    MID CAP VALUE
                                                                   ALLOCATION FUND       FUND
                                                                   --------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 48,121        $   76,277
  Expenses:
   Asset-based charges............................................      25,948           112,073
                                                                      --------        ----------

NET INVESTMENT INCOME (LOSS)......................................      22,173           (35,796)
                                                                      --------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       6,857           257,879
   Realized gain distribution from The Trusts.....................          --                --
                                                                      --------        ----------
  Net realized gain (loss)........................................       6,857           257,879
                                                                      --------        ----------

  Change in unrealized appreciation (depreciation) of investments.     184,283           914,258
                                                                      --------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     191,140         1,172,137
                                                                      --------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $213,313        $1,136,341
                                                                      ========        ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   GUGGENHEIM VT GLOBAL   GUGGENHEIM VT    INVESCO V.I.
                                                                     MANAGED FUTURES       MULTI-HEDGE      DIVERSIFIED
                                                                      STRATEGY FUND     STRATEGIES FUND(1) DIVIDEND FUND
                                                                   -------------------- ------------------ -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $     --            $  3,352        $ 33,482
  Expenses:
   Asset-based charges............................................          8,775               3,837          23,804
                                                                         --------            --------        --------

NET INVESTMENT INCOME (LOSS)......................................         (8,775)               (485)          9,678
                                                                         --------            --------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (17,260)             (4,075)         65,012
   Realized gain distribution from The Trusts.....................             --                  --              --
                                                                         --------            --------        --------
  Net realized gain (loss)........................................        (17,260)             (4,075)         65,012
                                                                         --------            --------        --------

  Change in unrealized appreciation (depreciation) of investments.        (49,571)            (13,223)        162,414
                                                                         --------            --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        (66,831)            (17,298)        227,426
                                                                         --------            --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $(75,606)           $(17,783)       $237,104
                                                                         ========            ========        ========

                                                                   INVESCO V.I. GLOBAL INVESCO V.I. HIGH
                                                                    REAL ESTATE FUND      YIELD FUND
                                                                   ------------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $  103,090          $213,742
  Expenses:
   Asset-based charges............................................        314,669            52,970
                                                                       ----------          --------

NET INVESTMENT INCOME (LOSS)......................................       (211,579)          160,772
                                                                       ----------          --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        193,072            77,271
   Realized gain distribution from The Trusts.....................             --                --
                                                                       ----------          --------
  Net realized gain (loss)........................................        193,072            77,271
                                                                       ----------          --------

  Change in unrealized appreciation (depreciation) of investments.      4,789,083           235,163
                                                                       ----------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      4,982,155           312,434
                                                                       ----------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $4,770,576          $473,206
                                                                       ==========          ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                                              INVESCO VAN
                                                                   INVESCO V.I.  INVESCO V.I. INVESCO V.I.    KAMPEN V.I
                                                                   INTERNATIONAL MID CAP CORE  SMALL CAP       AMERICAN
                                                                    GROWTH FUND  EQUITY FUND  EQUITY FUND  FRANCHISE FUND(1)
                                                                   ------------- ------------ ------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  158,527     $     --     $     --        $    --
  Expenses:
   Asset-based charges............................................     164,851       43,433       43,243          3,799
                                                                    ----------     --------     --------        -------

NET INVESTMENT INCOME (LOSS)......................................      (6,324)     (43,433)     (43,243)        (3,799)
                                                                    ----------     --------     --------        -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     118,249       52,832       10,912         (4,014)
   Realized gain distribution from The Trusts.....................          --       27,099           --             --
                                                                    ----------     --------     --------        -------
  Net realized gain (loss)........................................     118,249       79,931       10,912         (4,014)
                                                                    ----------     --------     --------        -------

  Change in unrealized appreciation (depreciation) of investments.   1,293,351      205,977      352,294         22,605
                                                                    ----------     --------     --------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   1,411,600      285,908      363,206         18,591
                                                                    ----------     --------     --------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $1,405,276     $242,475     $319,963        $14,792
                                                                    ==========     ========     ========        =======


                                                                   IVY FUNDS VIP
                                                                   ASSET STRATEGY
                                                                   --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  108,029
  Expenses:
   Asset-based charges............................................      139,690
                                                                     ----------

NET INVESTMENT INCOME (LOSS)......................................      (31,661)
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (92,394)
   Realized gain distribution from The Trusts.....................           --
                                                                     ----------
  Net realized gain (loss)........................................      (92,394)
                                                                     ----------

  Change in unrealized appreciation (depreciation) of investments.    1,417,021
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    1,324,627
                                                                     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $1,292,966
                                                                     ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   IVY FUNDS VIP               IVY FUNDS VIP
                                                                     DIVIDEND    IVY FUNDS VIP GLOBAL NATURAL IVY FUNDS VIP HIGH
                                                                   OPPORTUNITIES    ENERGY       RESOURCES          INCOME
                                                                   ------------- ------------- -------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  100,896     $      --     $      --        $2,017,166
  Expenses:
   Asset-based charges............................................     134,860       142,755       123,192           452,870
                                                                    ----------     ---------     ---------        ----------

NET INVESTMENT INCOME (LOSS)......................................     (33,964)     (142,755)     (123,192)        1,564,296
                                                                    ----------     ---------     ---------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     353,525       (63,601)     (334,880)          242,222
   Realized gain distribution from The Trusts.....................          --            --       514,269                --
                                                                    ----------     ---------     ---------        ----------
  Net realized gain (loss)........................................     353,525       (63,601)      179,389           242,222
                                                                    ----------     ---------     ---------        ----------

  Change in unrealized appreciation (depreciation) of investments.     648,529       131,360       (99,453)        2,730,920
                                                                    ----------     ---------     ---------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   1,002,054        67,759        79,936         2,973,142
                                                                    ----------     ---------     ---------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $  968,090     $ (74,996)    $ (43,256)       $4,537,438
                                                                    ==========     =========     =========        ==========

                                                                   IVY FUNDS VIP
                                                                   MID CAP GROWTH
                                                                   --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $       --
  Expenses:
   Asset-based charges............................................      196,523
                                                                     ----------

NET INVESTMENT INCOME (LOSS)......................................     (196,523)
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      121,158
   Realized gain distribution from The Trusts.....................    1,345,300
                                                                     ----------
  Net realized gain (loss)........................................    1,466,458
                                                                     ----------

  Change in unrealized appreciation (depreciation) of investments.       71,467
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    1,537,925
                                                                     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $1,341,402
                                                                     ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                   IVY FUNDS VIP IVY FUNDS VIP LAZARD RETIREMENT
                                                                    SCIENCE AND    SMALL CAP   EMERGING MARKETS
                                                                    TECHNOLOGY      GROWTH     EQUITY PORTFOLIO
                                                                   ------------- ------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $       --     $     --       $  629,420
  Expenses:
   Asset-based charges............................................     132,513       96,241          529,119
                                                                    ----------     --------       ----------

NET INVESTMENT INCOME (LOSS)......................................    (132,513)     (96,241)         100,301
                                                                    ----------     --------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      35,871       95,518          114,112
   Realized gain distribution from The Trusts.....................     639,516      156,435          456,967
                                                                    ----------     --------       ----------
  Net realized gain (loss)........................................     675,387      251,953          571,079
                                                                    ----------     --------       ----------

  Change in unrealized appreciation (depreciation) of investments.   1,374,584        2,988        5,358,804
                                                                    ----------     --------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   2,049,971      254,941        5,929,883
                                                                    ----------     --------       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $1,917,458     $158,700       $6,030,184
                                                                    ==========     ========       ==========

                                                                      LORD ABBETT
                                                                   SERIES FUND - BOND      LORD ABBETT
                                                                       DEBENTURE      SERIES FUND - CLASSIC
                                                                       PORTFOLIO         STOCK PORTFOLIO
                                                                   ------------------ ---------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $127,538            $ 16,206
  Expenses:
   Asset-based charges............................................        25,832              21,254
                                                                        --------            --------

NET INVESTMENT INCOME (LOSS)......................................       101,706              (5,048)
                                                                        --------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (1,018)              4,018
   Realized gain distribution from The Trusts.....................        28,451                  --
                                                                        --------            --------
  Net realized gain (loss)........................................        27,433               4,018
                                                                        --------            --------

  Change in unrealized appreciation (depreciation) of investments.        33,769             152,938
                                                                        --------            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        61,202             156,956
                                                                        --------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $162,908            $151,908
                                                                        ========            ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                         LORD ABBETT
                                                                    SERIES FUND - GROWTH   MFS(R) INTERNATIONAL
                                                                   OPPORTUNITIES PORTFOLIO   VALUE PORTFOLIO
                                                                   ----------------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................        $  2,532              $  268,985
  Expenses:
   Asset-based charges............................................          14,058                 265,221
                                                                          --------              ----------

NET INVESTMENT INCOME (LOSS)......................................         (11,526)                  3,764
                                                                          --------              ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         (81,436)                310,313
   Realized gain distribution from The Trusts.....................          59,165                      --
                                                                          --------              ----------
  Net realized gain (loss)........................................         (22,271)                310,313
                                                                          --------              ----------

  Change in unrealized appreciation (depreciation) of investments.         106,472               2,059,003
                                                                          --------              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............          84,201               2,369,316
                                                                          --------              ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...        $ 72,675              $2,373,080
                                                                          ========              ==========

                                                                    MFS(R) INVESTORS   MFS(R) INVESTORS MFS(R) TECHNOLOGY
                                                                   GROWTH STOCK SERIES   TRUST SERIES       PORTFOLIO
                                                                   ------------------- ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $  8,781           $ 26,033         $     --
  Expenses:
   Asset-based charges............................................        55,572             48,364           66,976
                                                                        --------           --------         --------

NET INVESTMENT INCOME (LOSS)......................................       (46,791)           (22,331)         (66,976)
                                                                        --------           --------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        89,016             87,167          243,161
   Realized gain distribution from The Trusts.....................       193,494                 --               --
                                                                        --------           --------         --------
  Net realized gain (loss)........................................       282,510             87,167          243,161
                                                                        --------           --------         --------

  Change in unrealized appreciation (depreciation) of investments.       274,670            421,339          285,906
                                                                        --------           --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       557,180            508,506          529,067
                                                                        --------           --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $510,389           $486,175         $462,091
                                                                        ========           ========         ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                   MFS(R) UTILITIES    MULTIMANAGER    MULTIMANAGER
                                                                        SERIES      AGGRESSIVE EQUITY*  CORE BOND*
                                                                   ---------------- ------------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $555,558        $ 1,122,812     $ 28,559,676
  Expenses:
   Asset-based charges............................................      119,471          7,196,468       20,326,216
                                                                       --------        -----------     ------------

NET INVESTMENT INCOME (LOSS)......................................      436,087         (6,073,656)       8,233,460
                                                                       --------        -----------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      122,954          2,194,779        7,352,172
   Realized gain distribution from The Trusts.....................           --                 --       67,733,767
                                                                       --------        -----------     ------------
  Net realized gain (loss)........................................      122,954          2,194,779       75,085,939
                                                                       --------        -----------     ------------

  Change in unrealized appreciation (depreciation) of investments.      342,860         61,827,204      (31,678,987)
                                                                       --------        -----------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      465,814         64,021,983       43,406,952
                                                                       --------        -----------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $901,901        $57,948,327     $ 51,640,412
                                                                       ========        ===========     ============

                                                                   MULTIMANAGER   MULTIMANAGER
                                                                   INTERNATIONAL LARGE CAP CORE
                                                                      EQUITY*       EQUITY*
                                                                   ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  4,808,901   $   766,428
  Expenses:
   Asset-based charges............................................    5,066,213     1,966,099
                                                                   ------------   -----------

NET INVESTMENT INCOME (LOSS)......................................     (257,312)   (1,199,671)
                                                                   ------------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (28,522,386)      226,171
   Realized gain distribution from The Trusts.....................           --            --
                                                                   ------------   -----------
  Net realized gain (loss)........................................  (28,522,386)      226,171
                                                                   ------------   -----------

  Change in unrealized appreciation (depreciation) of investments.   79,675,953    16,744,124
                                                                   ------------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   51,153,567    16,970,295
                                                                   ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $ 50,896,255   $15,770,624
                                                                   ============   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                     MULTIMANAGER    MULTIMANAGER    MULTIMANAGER
                                                                   LARGE CAP VALUE* MID CAP GROWTH* MID CAP VALUE*
                                                                   ---------------- --------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  3,886,897     $        --    $ 1,289,825
  Expenses:
   Asset-based charges............................................      4,866,686       4,408,175      5,127,319
                                                                     ------------     -----------    -----------

NET INVESTMENT INCOME (LOSS)......................................       (979,789)     (4,408,175)    (3,837,494)
                                                                     ------------     -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (11,884,696)      7,131,839      4,038,339
   Realized gain distribution from The Trusts.....................             --              --             --
                                                                     ------------     -----------    -----------
  Net realized gain (loss)........................................    (11,884,696)      7,131,839      4,038,339
                                                                     ------------     -----------    -----------

  Change in unrealized appreciation (depreciation) of investments.     55,946,962      35,531,754     43,380,386
                                                                     ------------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     44,062,266      42,663,593     47,418,725
                                                                     ------------     -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ 43,082,477     $38,255,418    $43,581,231
                                                                     ============     ===========    ===========

                                                                      MULTIMANAGER      MULTIMANAGER
                                                                   MULTI-SECTOR BOND* SMALL CAP GROWTH*
                                                                   ------------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 14,825,301       $        --
  Expenses:
   Asset-based charges............................................       9,265,669         2,818,571
                                                                      ------------       -----------

NET INVESTMENT INCOME (LOSS)......................................       5,559,632        (2,818,571)
                                                                      ------------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (19,944,496)        6,168,344
   Realized gain distribution from The Trusts.....................              --                --
                                                                      ------------       -----------
  Net realized gain (loss)........................................     (19,944,496)        6,168,344
                                                                      ------------       -----------

  Change in unrealized appreciation (depreciation) of investments.      37,790,573        14,595,672
                                                                      ------------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      17,846,077        20,764,016
                                                                      ------------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 23,405,709       $17,945,445
                                                                      ============       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012




                                                                     MULTIMANAGER   MULTIMANAGER  MUTUAL SHARES
                                                                   SMALL CAP VALUE* TECHNOLOGY*  SECURITIES FUND
                                                                   ---------------- ------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  2,206,738   $        --     $140,038
  Expenses:
   Asset-based charges............................................      5,583,189     5,929,615       94,596
                                                                     ------------   -----------     --------

NET INVESTMENT INCOME (LOSS)......................................     (3,376,451)   (5,929,615)      45,442
                                                                     ------------   -----------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (15,765,369)   22,305,540       71,184
   Realized gain distribution from The Trusts.....................             --            --           --
                                                                     ------------   -----------     --------
  Net realized gain (loss)........................................    (15,765,369)   22,305,540       71,184
                                                                     ------------   -----------     --------

  Change in unrealized appreciation (depreciation) of investments.     73,413,256    25,797,857      649,521
                                                                     ------------   -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     57,647,887    48,103,397      720,705
                                                                     ------------   -----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ 54,271,436   $42,173,782     $766,147
                                                                     ============   ===========     ========

                                                                       PIMCO VARIABLE      PIMCO VARIABLE
                                                                      INSURANCE TRUST     INSURANCE TRUST
                                                                   COMMODITYREALRETURN(R) EMERGING MARKETS
                                                                     STRATEGY PORTFOLIO    BOND PORTFOLIO
                                                                   ---------------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $ 337,587           $  594,697
  Expenses:
   Asset-based charges............................................         199,767              182,026
                                                                         ---------           ----------

NET INVESTMENT INCOME (LOSS)......................................         137,820              412,671
                                                                         ---------           ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (184,695)             176,849
   Realized gain distribution from The Trusts.....................         499,901                   --
                                                                         ---------           ----------
  Net realized gain (loss)........................................         315,206              176,849
                                                                         ---------           ----------

  Change in unrealized appreciation (depreciation) of investments.         (77,214)           1,195,472
                                                                         ---------           ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         237,992            1,372,321
                                                                         ---------           ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $ 375,812           $1,784,992
                                                                         =========           ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   PIMCO VARIABLE  PIMCO VARIABLE
                                                                   INSURANCE TRUST INSURANCE TRUST
                                                                     REAL RETURN    TOTAL RETURN                    PROFUND VP
                                                                      PORTFOLIO       PORTFOLIO    PROFUND VP BEAR BIOTECHNOLOGY
                                                                   --------------- --------------- --------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  445,407      $1,752,237       $      --     $       --
  Expenses:
   Asset-based charges............................................      674,356       1,048,158           9,579         50,286
                                                                     ----------      ----------       ---------     ----------

NET INVESTMENT INCOME (LOSS)......................................     (228,949)        704,079          (9,579)       (50,286)
                                                                     ----------      ----------       ---------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      611,485          14,279        (130,868)       247,335
   Realized gain distribution from The Trusts.....................    2,619,509       1,500,014              --             --
                                                                     ----------      ----------       ---------     ----------
  Net realized gain (loss)........................................    3,230,994       1,514,293        (130,868)       247,335
                                                                     ----------      ----------       ---------     ----------

  Change in unrealized appreciation (depreciation) of investments.       (1,670)      2,994,478          (8,970)       812,125
                                                                     ----------      ----------       ---------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    3,229,324       4,508,771        (139,838)     1,059,460
                                                                     ----------      ----------       ---------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $3,000,375      $5,212,850       $(149,417)    $1,009,174
                                                                     ==========      ==========       =========     ==========

                                                                    T. ROWE PRICE
                                                                   HEALTH SCIENCES
                                                                      PORTFOLIO
                                                                   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $       --
  Expenses:
   Asset-based charges............................................      131,967
                                                                     ----------

NET INVESTMENT INCOME (LOSS)......................................     (131,967)
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      527,535
   Realized gain distribution from The Trusts.....................      197,098
                                                                     ----------
  Net realized gain (loss)........................................      724,633
                                                                     ----------

  Change in unrealized appreciation (depreciation) of investments.    1,362,536
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    2,087,169
                                                                     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $1,955,202
                                                                     ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                       TEMPLETON                           TEMPLETON
                                                                   DEVELOPING MARKETS TEMPLETON FOREIGN   GLOBAL BOND
                                                                    SECURITIES FUND    SECURITIES FUND  SECURITIES FUND
                                                                   ------------------ ----------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $  73,362          $162,663        $3,603,340
  Expenses:
   Asset-based charges............................................        75,469            76,623           800,723
                                                                       ---------          --------        ----------

NET INVESTMENT INCOME (LOSS)......................................        (2,107)           86,040         2,802,617
                                                                       ---------          --------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (114,576)          (14,843)           38,242
   Realized gain distribution from The Trusts.....................            --                --            90,462
                                                                       ---------          --------        ----------
  Net realized gain (loss)........................................      (114,576)          (14,843)          128,704
                                                                       ---------          --------        ----------

  Change in unrealized appreciation (depreciation) of investments.       637,300           698,170         3,639,624
                                                                       ---------          --------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       522,724           683,327         3,768,328
                                                                       ---------          --------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ 520,617          $769,367        $6,570,945
                                                                       =========          ========        ==========

                                                                   TEMPLETON GROWTH VAN ECK VIP GLOBAL
                                                                   SECURITIES FUND   HARD ASSETS FUND
                                                                   ---------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 24,657        $   123,214
  Expenses:
   Asset-based charges............................................       16,510            273,130
                                                                       --------        -----------

NET INVESTMENT INCOME (LOSS)......................................        8,147           (149,916)
                                                                       --------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       19,120            (46,370)
   Realized gain distribution from The Trusts.....................           --          1,485,285
                                                                       --------        -----------
  Net realized gain (loss)........................................       19,120          1,438,915
                                                                       --------        -----------

  Change in unrealized appreciation (depreciation) of investments.      185,071         (1,146,130)
                                                                       --------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      204,191            292,785
                                                                       --------        -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $212,338        $   142,869
                                                                       ========        ===========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                     ALL ASSET
                                                                                                  GROWTH-ALT 20*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    7,814  $   25,878
  Net realized gain (loss) on investments....................................................    142,052     168,732
  Change in unrealized appreciation (depreciation) of investments............................    309,608    (415,166)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    459,474    (220,556)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,003,340   2,582,818
   Transfers between Variable Investment Options including guaranteed interest account, net..   (177,686)     (8,116)
   Transfers for contract benefits and terminations..........................................    (73,700)    (61,588)
   Contract maintenance charges..............................................................     (1,176)       (449)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    750,778   2,512,665
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............     10,501          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,220,753   2,292,109
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,032,030   1,739,921
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $5,252,783  $4,032,030
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        157         298
  Redeemed...................................................................................        (93)        (83)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         64         215
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                               ALLIANCEBERNSTEIN VPS
                                                                                                  BALANCED WEALTH
                                                                                               STRATEGY PORTFOLIO**
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   16,459  $   10,611
  Net realized gain (loss) on investments....................................................     14,870      60,811
  Change in unrealized appreciation (depreciation) of investments............................    250,906    (127,670)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    282,235     (56,248)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    577,286     896,253
   Transfers between Variable Investment Options including guaranteed interest account, net..    154,273    (630,247)
   Transfers for contract benefits and terminations..........................................   (123,045)    (37,767)
   Contract maintenance charges..............................................................       (295)       (196)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    608,219     228,043
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        421          (6)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    890,875     171,789
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,189,452   2,017,663
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,080,327  $2,189,452
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         84         232
  Redeemed...................................................................................        (30)       (207)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         54          25
                                                                                              ==========  ==========

                                                                                               ALLIANCEBERNSTEIN VPS
                                                                                               INTERNATIONAL GROWTH
                                                                                                    PORTFOLIO**
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    2,250  $   36,435
  Net realized gain (loss) on investments....................................................    (84,064)     39,912
  Change in unrealized appreciation (depreciation) of investments............................    603,174    (689,783)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    521,360    (613,436)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    970,646   2,594,507
   Transfers between Variable Investment Options including guaranteed interest account, net..    (50,185)    117,477
   Transfers for contract benefits and terminations..........................................   (280,815)    (69,051)
   Contract maintenance charges..............................................................       (783)       (253)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    638,863   2,642,680
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        414          88
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,160,637   2,029,332
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,650,027   1,620,695
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,810,664  $3,650,027
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        156         393
  Redeemed...................................................................................        (93)       (144)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         63         249
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                AMERICAN CENTURY VP
                                                                                                LARGE COMPANY VALUE
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    4,080  $    1,271
  Net realized gain (loss) on investments....................................................    125,936       9,333
  Change in unrealized appreciation (depreciation) of investments............................     83,279      (6,119)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    213,295       4,485
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    630,073     643,571
   Transfers between Variable Investment Options including guaranteed interest account, net..   (387,951)    167,706
   Transfers for contract benefits and terminations..........................................    (26,425)    (20,504)
   Contract maintenance charges..............................................................       (325)       (121)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    215,372     790,652
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        270          24
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    428,937     795,161
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,180,273     385,112
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,609,210  $1,180,273
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):....................................................................
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................        166         124
  Redeemed...................................................................................       (147)        (51)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         19          73
                                                                                              ==========  ==========

                                                                                                AMERICAN CENTURY VP
                                                                                                MID CAP VALUE FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   39,475  $   (5,268)
  Net realized gain (loss) on investments....................................................    507,958     119,447
  Change in unrealized appreciation (depreciation) of investments............................    536,954    (220,563)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................  1,084,387    (106,384)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,570,322   3,726,053
   Transfers between Variable Investment Options including guaranteed interest account, net..    641,328     452,047
   Transfers for contract benefits and terminations..........................................   (262,773)   (114,910)
   Contract maintenance charges..............................................................     (1,169)       (388)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  1,947,708   4,062,802
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      6,934          65
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  3,039,029   3,956,483
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,610,483   2,654,000
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $9,649,512  $6,610,483
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):....................................................................
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................        229         421
  Redeemed...................................................................................        (78)        (87)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        151         334
                                                                                              ==========  ==========

                                                                                                      AXA AGGRESSIVE
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (18,153,074) $   (7,837,406)
  Net realized gain (loss) on investments....................................................   (128,283,948)   (132,389,538)
  Change in unrealized appreciation (depreciation) of investments............................    458,867,595    (120,967,030)
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................    312,430,573    (261,193,974)
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     36,313,934      43,519,232
   Transfers between Variable Investment Options including guaranteed interest account, net..   (134,496,724)    (80,097,741)
   Transfers for contract benefits and terminations..........................................   (127,466,677)   (134,658,552)
   Contract maintenance charges..............................................................    (42,732,300)    (43,695,594)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (268,381,767)   (214,932,655)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............             --          10,000
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................     44,048,806    (476,116,629)
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,603,639,593   3,079,756,222
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $2,647,688,399  $2,603,639,593
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):....................................................................
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            252             762
  Redeemed...................................................................................           (193)           (254)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             59             508
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          7,927          78,434
  Redeemed...................................................................................        (30,267)        (97,194)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................        (22,340)        (18,760)
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS II
  Issued.....................................................................................             --              --
  Redeemed...................................................................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             --              --
                                                                                              ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      AXA BALANCED
                                                                                                        STRATEGY*
                                                                                              ----------------------------
                                                                                                   2012           2011
                                                                                              --------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (6,469,195) $    (97,206)
  Net realized gain (loss) on investments....................................................      4,497,212    13,889,110
  Change in unrealized appreciation (depreciation) of investments............................     70,120,688   (44,102,675)
                                                                                              --------------  ------------

  Net Increase (decrease) in net assets from operations......................................     68,148,705   (30,310,771)
                                                                                              --------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    243,747,752   309,450,004
   Transfers between Variable Investment Options including guaranteed interest account, net..     98,097,074   101,247,087
   Transfers for contract benefits and terminations..........................................    (32,020,327)  (17,353,859)
   Contract maintenance charges..............................................................    (13,375,848)   (7,456,948)
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................    296,448,651   385,886,284
                                                                                              --------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         47,199            --
                                                                                              --------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    364,644,555   355,575,513
NET ASSETS -- BEGINNING OF PERIOD............................................................    864,399,408   508,823,895
                                                                                              --------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $1,229,043,963  $864,399,408
                                                                                              ==============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         29,287        63,063
  Redeemed...................................................................................         (4,289)      (29,176)
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................         24,998        33,887
                                                                                              ==============  ============

                                                                                                     AXA CONSERVATIVE
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (13,464,695) $    4,512,944
  Net realized gain (loss) on investments....................................................     30,558,291      69,805,397
  Change in unrealized appreciation (depreciation) of investments............................     43,254,626     (67,785,829)
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................     60,348,222       6,532,512
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     23,290,493      21,963,360
   Transfers between Variable Investment Options including guaranteed interest account, net..    122,551,079     198,639,034
   Transfers for contract benefits and terminations..........................................   (173,296,243)   (156,298,886)
   Contract maintenance charges..............................................................    (29,320,552)    (27,515,664)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................    (56,775,223)     36,787,844
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          9,999              --
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................      3,582,998      43,320,356
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,014,563,659   1,971,243,303
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $2,018,146,657  $2,014,563,659
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         29,286          98,971
  Redeemed...................................................................................        (34,020)        (95,891)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................         (4,734)          3,080
                                                                                              ==============  ==============

                                                                                                   AXA CONSERVATIVE
                                                                                                   GROWTH STRATEGY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (3,385,387) $    153,878
  Net realized gain (loss) on investments....................................................    2,252,377     8,463,398
  Change in unrealized appreciation (depreciation) of investments............................   29,875,274   (20,308,190)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   28,742,264   (11,690,914)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  105,248,287   150,007,441
   Transfers between Variable Investment Options including guaranteed interest account, net..   56,203,117    51,214,344
   Transfers for contract benefits and terminations..........................................  (22,241,088)  (13,217,159)
   Contract maintenance charges..............................................................   (6,925,620)   (3,959,736)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  132,284,696   184,044,890
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       25,799            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  161,052,759   172,353,976
NET ASSETS -- BEGINNING OF PERIOD............................................................  456,131,507   283,777,531
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $617,184,266  $456,131,507
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       15,190        32,570
  Redeemed...................................................................................       (3,784)      (16,066)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       11,406        16,504
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   AXA CONSERVATIVE
                                                                                                       STRATEGY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,063,117) $    688,791
  Net realized gain (loss) on investments....................................................    1,554,719     4,795,128
  Change in unrealized appreciation (depreciation) of investments............................   10,842,844    (7,823,887)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   10,334,446    (2,339,968)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   83,154,234    95,226,052
   Transfers between Variable Investment Options including guaranteed interest account, net..   56,079,591    57,282,445
   Transfers for contract benefits and terminations..........................................  (19,521,890)   (8,768,293)
   Contract maintenance charges..............................................................   (4,501,873)   (2,484,384)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  115,210,062   141,255,820
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       16,000            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  125,560,508   138,915,852
NET ASSETS -- BEGINNING OF PERIOD............................................................  305,370,441   166,454,589
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $430,930,949  $305,370,441
                                                                                              ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       16,079        28,043
  Redeemed...................................................................................       (5,724)      (15,025)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       10,355        13,018
                                                                                              ============  ============

                                                                                                   AXA CONSERVATIVE-PLUS
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (11,681,930) $      169,631
  Net realized gain (loss) on investments....................................................     (1,094,303)     (4,867,296)
  Change in unrealized appreciation (depreciation) of investments............................    106,819,312     (32,019,775)
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................     94,043,079     (36,717,440)
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     18,068,478      21,808,851
   Transfers between Variable Investment Options including guaranteed interest account, net..     53,608,168      20,679,821
   Transfers for contract benefits and terminations..........................................   (125,871,113)   (111,163,203)
   Contract maintenance charges..............................................................    (23,678,678)    (22,706,778)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................    (77,873,145)    (91,381,309)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............             --          10,002
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................     16,169,934    (128,088,747)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,647,623,397   1,775,712,144
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,663,793,331  $1,647,623,397
                                                                                              ==============  ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         12,692          65,569
  Redeemed...................................................................................        (19,078)        (73,232)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................         (6,386)         (7,663)
                                                                                              ==============  ==============

                                                                                                  AXA GROWTH STRATEGY*
                                                                                              ----------------------------
                                                                                                   2012           2011
                                                                                              --------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (5,732,307) $ (1,134,237)
  Net realized gain (loss) on investments....................................................      6,055,060    14,965,651
  Change in unrealized appreciation (depreciation) of investments............................     76,852,004   (57,312,397)
                                                                                              --------------  ------------

  Net Increase (decrease) in net assets from operations......................................     77,174,757   (43,480,983)
                                                                                              --------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    198,361,820   188,419,136
   Transfers between Variable Investment Options including guaranteed interest account, net..     59,754,709    35,713,252
   Transfers for contract benefits and terminations..........................................    (25,753,409)  (18,855,526)
   Contract maintenance charges..............................................................    (10,715,982)   (7,529,929)
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................    221,647,138   197,746,933
                                                                                              --------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         39,001            --
                                                                                              --------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    298,860,896   154,265,950
NET ASSETS -- BEGINNING OF PERIOD............................................................    726,177,042   571,911,092
                                                                                              --------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $1,025,037,938  $726,177,042
                                                                                              ==============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         21,226        45,673
  Redeemed...................................................................................         (3,956)      (29,995)
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................         17,270        15,678
                                                                                              ==============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    AXA MODERATE
                                                                                                     ALLOCATION*
                                                                                           ------------------------------
                                                                                                2012            2011
                                                                                           --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................ $  (50,096,350) $     (912,298)
  Net realized gain (loss) on investments.................................................    (86,897,586)     10,290,581
  Change in unrealized appreciation (depreciation) of investments.........................    611,536,153    (282,428,494)
                                                                                           --------------  --------------

  Net Increase (decrease) in net assets from operations...................................    474,542,217    (273,050,211)
                                                                                           --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners..................................................     75,884,979      98,626,591
   Transfers between Variable Investment Options including guaranteed interest account,
    net...................................................................................     (5,665,803)    (44,218,143)
   Transfers for contract benefits and terminations.......................................   (483,095,642)   (460,701,810)
   Contract maintenance charges...........................................................    (97,758,813)    (96,642,543)
                                                                                           --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions...................   (510,635,279)   (502,935,905)
                                                                                           --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49............             --           9,999
                                                                                           --------------  --------------

INCREASE (DECREASE) IN NET ASSETS.........................................................    (36,093,062)   (775,976,117)
NET ASSETS -- BEGINNING OF PERIOD.........................................................  6,771,103,898   7,547,080,015
                                                                                           --------------  --------------

NET ASSETS -- END OF PERIOD............................................................... $6,735,010,836  $6,771,103,898
                                                                                           ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued..................................................................................            710           2,039
  Redeemed................................................................................           (314)           (627)
                                                                                           --------------  --------------
  Net Increase (Decrease).................................................................            396           1,412
                                                                                           ==============  ==============
UNIT ACTIVITY CLASS B
  Issued..................................................................................          9,231         160,765
  Redeemed................................................................................        (42,499)       (194,975)
                                                                                           --------------  --------------
  Net Increase (Decrease).................................................................        (33,268)        (34,210)
                                                                                           ==============  ==============

                                                                                                 AXA MODERATE GROWTH
                                                                                                      STRATEGY*
                                                                                           ------------------------------
                                                                                                2012            2011
                                                                                           --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................ $  (18,971,462) $   (2,051,878)
  Net realized gain (loss) on investments.................................................     11,342,142      34,241,118
  Change in unrealized appreciation (depreciation) of investments.........................    209,834,831    (136,025,864)
                                                                                           --------------  --------------

  Net Increase (decrease) in net assets from operations...................................    202,205,511    (103,836,624)
                                                                                           --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners..................................................    455,092,013     876,199,474
   Transfers between Variable Investment Options including guaranteed interest account,
    net...................................................................................    180,280,839     258,929,557
   Transfers for contract benefits and terminations.......................................    (76,571,911)    (36,907,165)
   Contract maintenance charges...........................................................    (35,432,764)    (18,675,823)
                                                                                           --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions...................    523,368,177   1,079,546,043
                                                                                           --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49............         82,001          31,998
                                                                                           --------------  --------------

INCREASE (DECREASE) IN NET ASSETS.........................................................    725,655,689     975,741,417
NET ASSETS -- BEGINNING OF PERIOD.........................................................  2,245,022,509   1,269,281,092
                                                                                           --------------  --------------

NET ASSETS -- END OF PERIOD............................................................... $2,970,678,198  $2,245,022,509
                                                                                           ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued..................................................................................             --              --
  Redeemed................................................................................             --              --
                                                                                           --------------  --------------
  Net Increase (Decrease).................................................................             --              --
                                                                                           ==============  ==============
UNIT ACTIVITY CLASS B
  Issued..................................................................................         52,914         161,630
  Redeemed................................................................................         (9,126)        (66,797)
                                                                                           --------------  --------------
  Net Increase (Decrease).................................................................         43,788          94,833
                                                                                           ==============  ==============

                                                                                                  AXA MODERATE-PLUS
                                                                                                     ALLOCATION*
                                                                                           -------------------------------
                                                                                                2012             2011
                                                                                           --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................ $  (71,320,482) $   (14,232,032)
  Net realized gain (loss) on investments.................................................   (208,239,527)     (58,496,829)
  Change in unrealized appreciation (depreciation) of investments.........................  1,186,796,460     (591,443,510)
                                                                                           --------------  ---------------

  Net Increase (decrease) in net assets from operations...................................    907,236,451     (664,172,371)
                                                                                           --------------  ---------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners..................................................    111,916,080      140,977,747
   Transfers between Variable Investment Options including guaranteed interest account,
    net...................................................................................   (290,387,735)    (232,647,391)
   Transfers for contract benefits and terminations.......................................   (557,821,605)    (561,458,487)
   Contract maintenance charges...........................................................   (150,898,069)    (152,491,867)
                                                                                           --------------  ---------------

  Net increase (decrease) in net assets from contractowner transactions...................   (887,191,329)    (805,619,998)
                                                                                           --------------  ---------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49............             --            9,998
                                                                                           --------------  ---------------

INCREASE (DECREASE) IN NET ASSETS.........................................................     20,045,122   (1,469,782,371)
NET ASSETS -- BEGINNING OF PERIOD.........................................................  9,523,626,654   10,993,409,025
                                                                                           --------------  ---------------

NET ASSETS -- END OF PERIOD............................................................... $9,543,671,776  $ 9,523,626,654
                                                                                           ==============  ===============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued..................................................................................            564            2,029
  Redeemed................................................................................           (654)            (552)
                                                                                           --------------  ---------------
  Net Increase (Decrease).................................................................            (90)           1,477
                                                                                           ==============  ===============
UNIT ACTIVITY CLASS B
  Issued..................................................................................          7,667          235,695
  Redeemed................................................................................        (78,121)        (301,845)
                                                                                           --------------  ---------------
  Net Increase (Decrease).................................................................        (70,454)         (66,150)
                                                                                           ==============  ===============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    AXA TACTICAL
                                                                                                    MANAGER 400*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (699,118) $  (472,288)
  Net realized gain (loss) on investments....................................................   1,019,339    1,144,008
  Change in unrealized appreciation (depreciation) of investments............................   7,109,268   (4,474,436)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   7,429,489   (3,802,716)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   9,638,510   18,261,240
   Transfers between Variable Investment Options including guaranteed interest account, net..   3,070,943    9,018,504
   Transfers for contract benefits and terminations..........................................    (977,937)    (577,831)
   Contract maintenance charges..............................................................    (713,260)    (331,917)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  11,018,256   26,369,996
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       2,000       10,000
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   18,449,745   22,577,280
NET ASSETS -- BEGINNING OF PERIOD............................................................   45,223,763   22,646,483
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $63,673,508  $45,223,763
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,278        3,179
  Redeemed...................................................................................        (384)      (1,018)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         894        2,161
                                                                                              ===========  ===========

                                                                                                     AXA TACTICAL
                                                                                                     MANAGER 500*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,158,814) $   (669,305)
  Net realized gain (loss) on investments....................................................    3,753,809     1,769,021
  Change in unrealized appreciation (depreciation) of investments............................   12,922,809    (5,874,420)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   15,517,804    (4,774,704)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   22,985,178    41,660,684
   Transfers between Variable Investment Options including guaranteed interest account, net..   12,688,113    19,051,029
   Transfers for contract benefits and terminations..........................................   (2,279,802)   (1,297,339)
   Contract maintenance charges..............................................................   (1,749,770)     (775,254)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   31,643,719    58,639,120
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        4,999         9,999
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    47,166,522    53,874,415
NET ASSETS -- BEGINNING OF PERIOD............................................................   105,424,675    51,550,260
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $152,591,197  $105,424,675
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,638         8,076
  Redeemed...................................................................................         (895)       (2,811)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        2,743         5,265
                                                                                              ============  ============

                                                                                                    AXA TACTICAL
                                                                                                    MANAGER 2000*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (698,683) $  (520,869)
  Net realized gain (loss) on investments....................................................   1,351,447    1,122,924
  Change in unrealized appreciation (depreciation) of investments............................   7,059,438   (5,274,245)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   7,712,202   (4,672,190)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  10,609,788   19,845,935
   Transfers between Variable Investment Options including guaranteed interest account, net..   3,761,774   10,514,712
   Transfers for contract benefits and terminations..........................................  (1,074,815)    (607,144)
   Contract maintenance charges..............................................................    (786,504)    (368,555)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  12,510,243   29,384,948
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       2,998       10,001
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   20,225,443   24,722,759
NET ASSETS -- BEGINNING OF PERIOD............................................................   49,792,220   25,069,461
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $70,017,663  $49,792,220
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,391        3,438
  Redeemed...................................................................................        (371)      (1,035)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       1,020        2,403
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 AXA TACTICAL MANAGER
                                                                                                    INTERNATIONAL*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (812,733) $    251,817
  Net realized gain (loss) on investments....................................................      187,892       719,422
  Change in unrealized appreciation (depreciation) of investments............................   14,915,004   (13,913,157)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   14,290,163   (12,941,918)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   16,036,205    31,441,196
   Transfers between Variable Investment Options including guaranteed interest account, net..    5,105,696    19,704,729
   Transfers for contract benefits and terminations..........................................   (1,634,129)   (1,085,791)
   Contract maintenance charges..............................................................   (1,304,524)     (655,201)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   18,203,248    49,404,933
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        5,002        34,169
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   32,498,413    36,497,184
NET ASSETS -- BEGINNING OF PERIOD............................................................   79,241,374    42,744,190
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $111,739,787  $ 79,241,374
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,162         7,514
  Redeemed...................................................................................       (1,052)       (2,373)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        2,110         5,141
                                                                                              ============  ============
UNIT ACTIVITY CLASS III
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============

                                                                                              AXA ULTRA CONSERVATIVE
                                                                                                 STRATEGY*(F)
                                                                                              ---------------------
                                                                                                2012        2011
                                                                                               --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (116)   $    428
  Net realized gain (loss) on investments....................................................    6,627        (101)
  Change in unrealized appreciation (depreciation) of investments............................     (795)        410
                                                                                               --------   --------

  Net Increase (decrease) in net assets from operations......................................    5,716         737
                                                                                               --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................       --          34
   Transfers between Variable Investment Options including guaranteed interest account, net..  223,713          --
   Transfers for contract benefits and terminations..........................................  (26,764)         --
   Contract maintenance charges..............................................................   (8,098)         --
                                                                                               --------   --------

  Net increase (decrease) in net assets from contractowner transactions......................  188,851          34
                                                                                               --------   --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       --     100,000
                                                                                               --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................  194,567     100,771
NET ASSETS -- BEGINNING OF PERIOD............................................................  100,771          --
                                                                                               --------   --------

NET ASSETS -- END OF PERIOD.................................................................. $295,338    $100,771
                                                                                               ========   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       93           2
  Redeemed...................................................................................      (74)         (2)
                                                                                               --------   --------
  Net Increase (Decrease)....................................................................       19          --
                                                                                               ========   ========
UNIT ACTIVITY CLASS III
  Issued.....................................................................................       --          --
  Redeemed...................................................................................       --          --
                                                                                               --------   --------
  Net Increase (Decrease)....................................................................       --          --
                                                                                               ========   ========

                                                                                                  BLACKROCK GLOBAL
                                                                                                ALLOCATION V.I. FUND
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    19,107  $   440,691
  Net realized gain (loss) on investments....................................................     482,998      967,784
  Change in unrealized appreciation (depreciation) of investments............................   2,197,597   (2,940,562)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   2,699,702   (1,532,087)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   5,544,152   11,500,152
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,113,185      704,480
   Transfers for contract benefits and terminations..........................................  (2,119,215)    (647,292)
   Contract maintenance charges..............................................................      (7,172)      (4,376)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   4,530,950   11,552,964
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          16           (4)
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   7,230,668   10,020,873
NET ASSETS -- BEGINNING OF PERIOD............................................................  30,084,322   20,063,449
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $37,314,990  $30,084,322
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS III
  Issued.....................................................................................         977        2,048
  Redeemed...................................................................................        (559)        (988)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         418        1,060
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                BLACKROCK LARGE CAP
                                                                                                 GROWTH V.I. FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (12,976) $  (17,410)
  Net realized gain (loss) on investments....................................................    620,828     185,315
  Change in unrealized appreciation (depreciation) of investments............................     78,892    (303,852)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    686,744    (135,947)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    930,442   2,608,022
   Transfers between Variable Investment Options including guaranteed interest account, net..    146,295     806,438
   Transfers for contract benefits and terminations..........................................   (282,836)    (81,958)
   Contract maintenance charges..............................................................     (1,328)       (392)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    792,573   3,332,110
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         37          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,479,354   3,196,163
NET ASSETS -- BEGINNING OF PERIOD............................................................  5,041,764   1,845,601
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $6,521,118  $5,041,764
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS III
  Issued.....................................................................................        172         481
  Redeemed...................................................................................       (111)       (210)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         61         271
                                                                                              ==========  ==========

                                                                                                 EQ/ALLIANCEBERNSTEIN
                                                                                                    DYNAMIC WEALTH
                                                                                               STRATEGIES PORTFOLIO*(B)
                                                                                              -------------------------
                                                                                                  2012          2011
                                                                                              ------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,899,165) $   (87,485)
  Net realized gain (loss) on investments....................................................    2,656,800        2,706
  Change in unrealized appreciation (depreciation) of investments............................   10,288,959      315,296
                                                                                              ------------  -----------

  Net Increase (decrease) in net assets from operations......................................   11,046,594      230,517
                                                                                              ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  186,546,106   44,391,074
   Transfers between Variable Investment Options including guaranteed interest account, net..   90,063,860   11,502,988
   Transfers for contract benefits and terminations..........................................   (3,636,259)     (28,188)
   Contract maintenance charges..............................................................   (1,282,773)      (2,518)
                                                                                              ------------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  271,690,934   55,863,356
                                                                                              ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............   (1,042,003)  10,000,000
                                                                                              ------------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  281,695,525   66,093,873
NET ASSETS -- BEGINNING OF PERIOD............................................................   66,093,873           --
                                                                                              ------------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $347,789,398  $66,093,873
                                                                                              ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --           --
  Redeemed...................................................................................           --           --
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................           --           --
                                                                                              ============  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       29,210        5,981
  Redeemed...................................................................................       (1,598)         (35)
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................       27,612        5,946
                                                                                              ============  ===========
UNIT ACTIVITY CLASS III
  Issued.....................................................................................           --           --
  Redeemed...................................................................................           --           --
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................           --           --
                                                                                              ============  ===========

                                                                                                 EQ/ALLIANCEBERNSTEIN
                                                                                                   SMALL CAP GROWTH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (5,857,373) $ (6,799,447)
  Net realized gain (loss) on investments....................................................   40,405,718    26,784,309
  Change in unrealized appreciation (depreciation) of investments............................   24,365,110   (31,803,951)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   58,913,455   (11,819,089)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   11,313,332    11,563,514
   Transfers between Variable Investment Options including guaranteed interest account, net..   (1,667,242)    9,512,745
   Transfers for contract benefits and terminations..........................................  (28,893,050)  (31,701,606)
   Contract maintenance charges..............................................................   (6,224,588)   (5,886,946)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (25,471,548)  (16,512,293)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       80,002        20,409
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   33,521,909   (28,310,973)
NET ASSETS -- BEGINNING OF PERIOD............................................................  436,103,998   464,414,971
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $469,625,907  $436,103,998
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          214           266
  Redeemed...................................................................................          (65)         (176)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          149            90
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,125        16,215
  Redeemed...................................................................................       (4,622)      (17,288)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,497)       (1,073)
                                                                                              ============  ============
UNIT ACTIVITY CLASS III
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               EQ/AXA FRANKLIN SMALL CAP
                                                                                                      VALUE CORE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,045,189) $ (1,791,109)
  Net realized gain (loss) on investments....................................................    7,866,906     7,683,824
  Change in unrealized appreciation (depreciation) of investments............................   11,312,282   (21,073,127)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   18,133,999   (15,180,412)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    5,074,686     7,018,166
   Transfers between Variable Investment Options including guaranteed interest account, net..   (4,589,951)    7,678,227
   Transfers for contract benefits and terminations..........................................   (6,246,506)   (6,850,645)
   Contract maintenance charges..............................................................   (2,113,196)   (2,020,057)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (7,874,967)    5,825,691
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        1,401        10,001
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   10,260,433    (9,344,720)
NET ASSETS -- BEGINNING OF PERIOD............................................................  125,396,849   134,741,569
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $135,657,282  $125,396,849
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           51           192
  Redeemed...................................................................................          (58)         (131)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           (7)           61
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,883         8,970
  Redeemed...................................................................................       (3,725)       (8,439)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (842)          531
                                                                                              ============  ============

                                                                                               EQ/BLACKROCK BASIC VALUE
                                                                                                        EQUITY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    655,251  $ (1,692,781)
  Net realized gain (loss) on investments....................................................   (5,536,706)  (10,326,397)
  Change in unrealized appreciation (depreciation) of investments............................  105,526,867   (29,669,224)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................  100,645,412   (41,688,402)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   15,313,160    36,075,898
   Transfers between Variable Investment Options including guaranteed interest account, net..   (3,659,886)   59,763,482
   Transfers for contract benefits and terminations..........................................  (54,196,077)  (51,303,512)
   Contract maintenance charges..............................................................  (12,271,428)  (11,132,799)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (54,814,231)   33,403,069
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       58,999        10,001
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   45,890,180    (8,275,332)
NET ASSETS -- BEGINNING OF PERIOD............................................................  852,277,605   860,552,937
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $898,167,785  $852,277,605
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          680         1,565
  Redeemed...................................................................................         (303)         (293)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          377         1,272
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,219        33,238
  Redeemed...................................................................................       (6,664)      (31,667)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (3,445)        1,571
                                                                                              ============  ============

                                                                                               EQ/BOSTON ADVISORS EQUITY
                                                                                                        INCOME*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,669,243  $    932,940
  Net realized gain (loss) on investments....................................................    7,784,640    (3,120,323)
  Change in unrealized appreciation (depreciation) of investments............................   27,044,241    (1,073,746)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   36,498,124    (3,261,129)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,049,412     7,389,298
   Transfers between Variable Investment Options including guaranteed interest account, net..   50,958,506    10,537,773
   Transfers for contract benefits and terminations..........................................  (13,569,862)  (11,599,847)
   Contract maintenance charges..............................................................   (3,696,803)   (2,975,286)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   39,741,253     3,351,938
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         9,999
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   76,239,377       100,808
NET ASSETS -- BEGINNING OF PERIOD............................................................  215,530,484   215,429,676
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $291,769,861  $215,530,484
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          284           209
  Redeemed...................................................................................          (66)          (65)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          218           144
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       14,209        32,266
  Redeemed...................................................................................       (7,256)      (30,975)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        6,953         1,291
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 EQ/CALVERT SOCIALLY
                                                                                                    RESPONSIBLE*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (224,701) $  (504,530)
  Net realized gain (loss) on investments....................................................     150,774   (1,773,547)
  Change in unrealized appreciation (depreciation) of investments............................   6,468,968    1,597,626
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   6,395,041     (680,451)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     966,622      589,147
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,614,628   (1,016,516)
   Transfers for contract benefits and terminations..........................................  (3,406,733)  (2,835,178)
   Contract maintenance charges..............................................................    (679,563)    (621,741)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (1,505,046)  (3,884,288)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       6,501           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,896,496   (4,564,739)

NET ASSETS -- BEGINNING OF PERIOD............................................................  42,343,096   46,907,835
                                                                                              -----------  -----------
NET ASSETS -- END OF PERIOD.................................................................. $47,239,592  $42,343,096
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         682        2,035
  Redeemed...................................................................................        (821)      (2,455)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................        (139)        (420)
                                                                                              ===========  ===========

                                                                                                  EQ/CAPITAL GUARDIAN
                                                                                                       RESEARCH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (5,002,881) $ (6,486,508)
  Net realized gain (loss) on investments....................................................   12,770,317     6,185,721
  Change in unrealized appreciation (depreciation) of investments............................  119,811,689    22,319,299
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................  127,579,125    22,018,512
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   10,982,841     9,206,535
   Transfers between Variable Investment Options including guaranteed interest account, net..  (13,428,244)  (21,779,441)
   Transfers for contract benefits and terminations..........................................  (68,565,832)  (67,411,532)
   Contract maintenance charges..............................................................  (11,086,788)  (10,363,376)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (82,098,023)  (90,347,814)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   45,481,102   (68,329,302)

NET ASSETS -- BEGINNING OF PERIOD............................................................  836,961,239   905,290,541
                                                                                              ------------  ------------
NET ASSETS -- END OF PERIOD.................................................................. $882,442,341  $836,961,239
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           96            83
  Redeemed...................................................................................          (40)          (43)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           56            40
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,441        12,796
  Redeemed...................................................................................       (8,731)      (20,466)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (6,290)       (7,670)
                                                                                              ============  ============

                                                                                                       EQ/COMMON
                                                                                                     STOCK INDEX*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    781,397  $ (1,532,209)
  Net realized gain (loss) on investments....................................................    3,385,321    (4,649,482)
  Change in unrealized appreciation (depreciation) of investments............................   93,781,377       330,310
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   97,948,095    (5,851,381)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    8,014,542    12,712,181
   Transfers between Variable Investment Options including guaranteed interest account, net..  (14,287,970)  (27,396,652)
   Transfers for contract benefits and terminations..........................................  (51,646,641)  (55,053,208)
   Contract maintenance charges..............................................................   (9,971,324)   (9,569,822)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (67,891,393)  (79,307,501)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       55,793        36,205
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   30,112,495   (85,122,677)

NET ASSETS -- BEGINNING OF PERIOD............................................................  719,774,887   804,897,564
                                                                                              ------------  ------------
NET ASSETS -- END OF PERIOD.................................................................. $749,887,382  $719,774,887
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           87           135
  Redeemed...................................................................................          (29)          (62)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           58            73
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,215        21,603
  Redeemed...................................................................................       (3,758)      (25,036)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,543)       (3,433)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          EQ/CORE
                                                                                                        BOND INDEX*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $       71,695  $    4,976,389
  Net realized gain (loss) on investments....................................................     (4,237,062)    (16,567,702)
  Change in unrealized appreciation (depreciation) of investments............................     24,086,418      48,809,618
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................     19,921,051      37,218,305
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     62,999,108     111,986,676
   Transfers between Variable Investment Options including guaranteed interest account, net..     95,688,422      (5,465,627)
   Transfers for contract benefits and terminations..........................................    (77,991,180)    (76,852,744)
   Contract maintenance charges..............................................................    (15,961,695)    (13,365,088)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................     64,734,655      16,303,217
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............             --           9,998
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................     84,655,706      53,531,520
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,156,594,471   1,103,062,951
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,241,250,177  $1,156,594,471
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --              --
  Redeemed...................................................................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             --              --
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         18,254          57,102
  Redeemed...................................................................................        (11,850)        (54,378)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................          6,404           2,724
                                                                                              ==============  ==============

                                                                                                       EQ/DAVIS
                                                                                                   NEW YORK VENTURE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,149,567) $ (4,081,019)
  Net realized gain (loss) on investments....................................................          512    (6,002,278)
  Change in unrealized appreciation (depreciation) of investments............................   33,365,285   (11,388,354)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   31,216,230   (21,471,651)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,096,805     9,928,339
   Transfers between Variable Investment Options including guaranteed interest account, net..  (13,400,256)  (14,917,999)
   Transfers for contract benefits and terminations..........................................  (17,284,730)  (15,860,219)
   Contract maintenance charges..............................................................   (5,054,425)   (5,059,064)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (29,642,606)  (25,908,943)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    1,573,624   (47,370,594)
NET ASSETS -- BEGINNING OF PERIOD............................................................  313,994,996   361,365,590
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $315,568,620  $313,994,996
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          153           526
  Redeemed...................................................................................          (98)         (146)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           55           380
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,486        12,475
  Redeemed...................................................................................       (4,647)      (15,763)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (3,161)       (3,288)
                                                                                              ============  ============

                                                                                                         EQ/EQUITY
                                                                                                        500 INDEX*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    2,965,274  $      (65,577)
  Net realized gain (loss) on investments....................................................     15,710,630      (2,091,154)
  Change in unrealized appreciation (depreciation) of investments............................    139,108,887       4,577,530
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................    157,784,791       2,420,799
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     22,326,472      23,766,804
   Transfers between Variable Investment Options including guaranteed interest account, net..     48,663,182     (17,668,791)
   Transfers for contract benefits and terminations..........................................    (84,794,515)    (82,770,891)
   Contract maintenance charges..............................................................    (16,001,464)    (14,505,284)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................    (29,806,325)    (91,178,162)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        137,199          28,803
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................    128,115,665     (88,728,560)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,167,068,256   1,255,796,816
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,295,183,921  $1,167,068,256
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            418           1,059
  Redeemed...................................................................................           (165)           (404)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................            253             655
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         10,068          31,679
  Redeemed...................................................................................        (10,751)        (37,023)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................           (683)         (5,344)
                                                                                              ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         EQ/EQUITY
                                                                                                       GROWTH PLUS*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (9,389,148) $  (14,310,456)
  Net realized gain (loss) on investments....................................................        849,625        (463,731)
  Change in unrealized appreciation (depreciation) of investments............................    136,740,424     (70,046,530)
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................    128,200,901     (84,820,717)
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     16,048,274      14,626,874
   Transfers between Variable Investment Options including guaranteed interest account, net..    (60,408,421)    (92,255,483)
   Transfers for contract benefits and terminations..........................................    (68,116,916)    (70,276,687)
   Contract maintenance charges..............................................................    (15,846,986)    (16,380,962)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (128,324,049)   (164,286,258)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............             --           9,999
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................       (123,148)   (249,096,976)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,039,062,096   1,288,159,072
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,038,938,948  $1,039,062,096
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --              --
  Redeemed...................................................................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             --              --
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................            984          36,790
  Redeemed...................................................................................        (10,119)        (48,662)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................         (9,135)        (11,872)
                                                                                              ==============  ==============

                                                                                                   EQ/FRANKLIN CORE
                                                                                                       BALANCED*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 10,309,624  $ 10,074,172
  Net realized gain (loss) on investments....................................................   (7,543,805)  (15,041,372)
  Change in unrealized appreciation (depreciation) of investments............................   49,602,945    (2,954,998)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   52,368,764    (7,922,198)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    9,187,668     6,599,941
   Transfers between Variable Investment Options including guaranteed interest account, net..   93,076,685    22,045,570
   Transfers for contract benefits and terminations..........................................  (40,122,696)  (33,668,075)
   Contract maintenance charges..............................................................   (9,798,141)   (8,190,732)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   52,343,516   (13,213,296)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         9,998
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  104,712,280   (21,125,496)
NET ASSETS -- BEGINNING OF PERIOD............................................................  524,997,635   546,123,131
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $629,709,915  $524,997,635
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           64            58
  Redeemed...................................................................................          (24)          (27)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           40            31
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       12,098        24,104
  Redeemed...................................................................................       (7,056)      (25,513)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        5,042        (1,409)
                                                                                              ============  ============

                                                                                                   EQ/FRANKLIN TEMPLETON
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    2,864,209  $    3,536,178
  Net realized gain (loss) on investments....................................................    (25,776,014)    (36,044,051)
  Change in unrealized appreciation (depreciation) of investments............................    175,573,874     (44,944,292)
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................    152,662,069     (77,452,165)
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     16,803,047      23,407,427
   Transfers between Variable Investment Options including guaranteed interest account, net..    (21,994,755)    (18,077,940)
   Transfers for contract benefits and terminations..........................................    (77,690,950)    (71,339,688)
   Contract maintenance charges..............................................................    (19,567,449)    (19,381,347)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (102,450,107)    (85,391,548)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          6,998              --
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................     50,218,960    (162,843,713)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,215,456,557   1,378,300,270
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,265,675,517  $1,215,456,557
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             27              76
  Redeemed...................................................................................            (15)            (27)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             12              49
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          4,416          42,013
  Redeemed...................................................................................        (16,887)        (52,781)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................        (12,471)        (10,768)
                                                                                              ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/GAMCO MERGERS
                                                                                                   AND ACQUISITIONS*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (3,095,087) $ (2,636,762)
  Net realized gain (loss) on investments....................................................    7,732,673    10,006,864
  Change in unrealized appreciation (depreciation) of investments............................    2,669,829    (8,149,018)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................    7,307,415      (778,916)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,852,665     4,189,091
   Transfers between Variable Investment Options including guaranteed interest account, net..   (1,118,963)   33,663,357
   Transfers for contract benefits and terminations..........................................  (11,289,730)   (9,729,307)
   Contract maintenance charges..............................................................   (3,211,235)   (2,913,749)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (12,767,263)   25,209,392
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (5,459,848)   24,440,476
NET ASSETS -- BEGINNING OF PERIOD............................................................  205,926,608   181,486,132
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $200,466,760  $205,926,608
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          145           286
  Redeemed...................................................................................          (65)          (89)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           80           197
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,202        12,720
  Redeemed...................................................................................       (3,295)      (10,902)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,093)        1,818
                                                                                              ============  ============

                                                                                                    EQ/GAMCO SMALL
                                                                                                    COMPANY VALUE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,050,196) $(12,041,569)
  Net realized gain (loss) on investments....................................................   59,825,085    50,995,699
  Change in unrealized appreciation (depreciation) of investments............................   70,335,121   (83,945,249)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................  128,110,010   (44,991,119)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   18,572,190    30,656,830
   Transfers between Variable Investment Options including guaranteed interest account, net..    1,675,694    11,114,182
   Transfers for contract benefits and terminations..........................................  (44,513,247)  (41,775,549)
   Contract maintenance charges..............................................................  (12,534,582)  (11,976,411)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (36,799,945)  (11,980,948)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,002
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   91,310,065   (56,962,065)
NET ASSETS -- BEGINNING OF PERIOD............................................................  815,339,995   872,302,060
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $906,650,060  $815,339,995
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          827         2,020
  Redeemed...................................................................................         (227)         (402)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          600         1,618
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,859        15,118
  Redeemed...................................................................................       (3,059)      (16,128)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,200)       (1,010)
                                                                                              ============  ============

                                                                                                       EQ/GLOBAL
                                                                                                      BOND PLUS*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (440,087) $  9,391,657
  Net realized gain (loss) on investments....................................................   16,493,769    (4,065,919)
  Change in unrealized appreciation (depreciation) of investments............................   (5,019,956)    8,494,958
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   11,033,726    13,820,696
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    9,376,947     7,805,717
   Transfers between Variable Investment Options including guaranteed interest account, net..    6,944,336    53,793,222
   Transfers for contract benefits and terminations..........................................  (33,376,476)  (31,197,036)
   Contract maintenance charges..............................................................   (7,328,630)   (6,787,907)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (24,383,823)   23,613,996
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       27,457        86,862
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  (13,322,640)   37,521,554
NET ASSETS -- BEGINNING OF PERIOD............................................................  512,000,981   474,479,427
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $498,678,341  $512,000,981
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          174           570
  Redeemed...................................................................................         (104)         (360)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           70           210
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,649        27,814
  Redeemed...................................................................................       (6,689)      (26,028)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,040)        1,786
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 EQ/GLOBAL MULTI-SECTOR
                                                                                                         EQUITY*
                                                                                              ----------------------------
                                                                                                  2012           2011
                                                                                              ------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (700,951) $    2,313,839
  Net realized gain (loss) on investments....................................................  (39,853,108)    (62,532,210)
  Change in unrealized appreciation (depreciation) of investments............................  166,302,184     (78,779,171)
                                                                                              ------------  --------------

  Net Increase (decrease) in net assets from operations......................................  125,748,125    (138,997,542)
                                                                                              ------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   13,634,892      13,583,381
   Transfers between Variable Investment Options including guaranteed interest account, net..  (38,155,878)    (80,264,970)
   Transfers for contract benefits and terminations..........................................  (50,069,323)    (56,943,878)
   Contract maintenance charges..............................................................  (13,530,850)    (14,496,142)
                                                                                              ------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................  (88,121,159)   (138,121,609)
                                                                                              ------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       72,999          25,002
                                                                                              ------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................   37,699,965    (277,094,149)
NET ASSETS -- BEGINNING OF PERIOD............................................................  859,312,651   1,136,406,800
                                                                                              ------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $897,012,616  $  859,312,651
                                                                                              ============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           95             189
  Redeemed...................................................................................          (55)            (59)
                                                                                              ------------  --------------
  Net Increase (Decrease)....................................................................           40             130
                                                                                              ============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,442          25,512
  Redeemed...................................................................................       (5,886)        (32,404)
                                                                                              ------------  --------------
  Net Increase (Decrease)....................................................................       (4,444)         (6,892)
                                                                                              ============  ==============

                                                                                                    EQ/INTERMEDIATE
                                                                                                   GOVERNMENT BOND*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (5,488,039) $ (4,130,960)
  Net realized gain (loss) on investments....................................................    6,706,802     4,490,968
  Change in unrealized appreciation (depreciation) of investments............................   (3,323,266)   14,122,971
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   (2,104,503)   14,482,979
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   29,451,028    45,773,295
   Transfers between Variable Investment Options including guaranteed interest account, net..    2,448,803    29,777,337
   Transfers for contract benefits and terminations..........................................  (31,020,537)  (29,568,007)
   Contract maintenance charges..............................................................   (5,835,298)   (4,679,431)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (4,956,004)   41,303,194
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (7,060,507)   55,796,173
NET ASSETS -- BEGINNING OF PERIOD............................................................  447,461,389   391,665,216
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $440,400,882  $447,461,389
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        8,999        30,027
  Redeemed...................................................................................       (8,479)      (25,461)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          520         4,566
                                                                                              ============  ============

                                                                                                    EQ/INTERNATIONAL
                                                                                                       CORE PLUS*
                                                                                              ---------------------------
                                                                                                  2012           2011
                                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (210,525) $   8,945,111
  Net realized gain (loss) on investments....................................................  (48,916,372)   (30,871,558)
  Change in unrealized appreciation (depreciation) of investments............................  133,757,479   (114,393,240)
                                                                                              ------------  -------------

  Net Increase (decrease) in net assets from operations......................................   84,630,582   (136,319,687)
                                                                                              ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    9,265,949     12,881,872
   Transfers between Variable Investment Options including guaranteed interest account, net..  (23,568,354)    (1,101,636)
   Transfers for contract benefits and terminations..........................................  (38,714,262)   (43,918,690)
   Contract maintenance charges..............................................................   (8,791,509)    (9,587,667)
                                                                                              ------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  (61,808,176)   (41,726,121)
                                                                                              ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       47,038         17,961
                                                                                              ------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................   22,869,444   (178,027,847)
NET ASSETS -- BEGINNING OF PERIOD............................................................  608,820,793    786,848,640
                                                                                              ------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $631,690,237  $ 608,820,793
                                                                                              ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           61            223
  Redeemed...................................................................................          (78)          (145)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................          (17)            78
                                                                                              ============  =============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,873         19,256
  Redeemed...................................................................................       (6,928)       (22,482)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................       (5,055)        (3,226)
                                                                                              ============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    EQ/INTERNATIONAL
                                                                                                     EQUITY INDEX*
                                                                                              ---------------------------
                                                                                                  2012           2011
                                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  8,161,268  $   7,993,671
  Net realized gain (loss) on investments....................................................  (54,023,961)   (64,998,237)
  Change in unrealized appreciation (depreciation) of investments............................  118,794,424    (25,254,165)
                                                                                              ------------  -------------

  Net Increase (decrease) in net assets from operations......................................   72,931,731    (82,258,731)
                                                                                              ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    7,247,420     10,146,413
   Transfers between Variable Investment Options including guaranteed interest account, net..   (8,390,105)   (24,651,154)
   Transfers for contract benefits and terminations..........................................  (31,285,076)   (35,162,957)
   Contract maintenance charges..............................................................   (8,111,901)    (8,795,508)
                                                                                              ------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  (40,539,662)   (58,463,206)
                                                                                              ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       67,999         10,002
                                                                                              ------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................   32,460,068   (140,711,935)
NET ASSETS -- BEGINNING OF PERIOD............................................................  523,944,373    664,656,308
                                                                                              ------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $556,404,441  $ 523,944,373
                                                                                              ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           85            128
  Redeemed...................................................................................          (25)           (46)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................           60             82
                                                                                              ============  =============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,235         25,807
  Redeemed...................................................................................       (5,812)       (30,577)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................       (3,577)        (4,770)
                                                                                              ============  =============

                                                                                                 EQ/INTERNATIONAL
                                                                                                       ETF*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  100,303  $   75,568
  Net realized gain (loss) on investments....................................................    173,534     145,066
  Change in unrealized appreciation (depreciation) of investments............................    499,933    (868,083)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    773,770    (647,449)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    446,188     946,520
   Transfers between Variable Investment Options including guaranteed interest account, net..    146,476     429,559
   Transfers for contract benefits and terminations..........................................   (133,973)    (43,523)
   Contract maintenance charges..............................................................       (503)       (288)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    458,188   1,332,268
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --      10,001
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,231,958     694,820
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,161,100   3,466,280
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $5,393,058  $4,161,100
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        107         226
  Redeemed...................................................................................        (56)       (100)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         51         126
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                    EQ/INTERNATIONAL
                                                                                                      VALUE PLUS*
                                                                                              ---------------------------
                                                                                                  2012           2011
                                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,816,415  $   3,055,103
  Net realized gain (loss) on investments....................................................  (37,692,499)   (42,789,971)
  Change in unrealized appreciation (depreciation) of investments............................  119,300,800    (78,839,087)
                                                                                              ------------  -------------

  Net Increase (decrease) in net assets from operations......................................   83,424,716   (118,573,955)
                                                                                              ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,226,101     11,109,488
   Transfers between Variable Investment Options including guaranteed interest account, net..  (18,733,413)   (30,008,576)
   Transfers for contract benefits and terminations..........................................  (34,568,668)   (40,740,419)
   Contract maintenance charges..............................................................   (7,712,045)    (8,507,720)
                                                                                              ------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  (54,788,025)   (68,147,227)
                                                                                              ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       44,700         17,727
                                                                                              ------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................   28,681,391   (186,703,455)
NET ASSETS -- BEGINNING OF PERIOD............................................................  553,939,909    740,643,364
                                                                                              ------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $582,621,300  $ 553,939,909
                                                                                              ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           78            207
  Redeemed...................................................................................          (61)          (144)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................           17             63
                                                                                              ============  =============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,151         19,960
  Redeemed...................................................................................       (4,906)       (24,276)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................       (3,755)        (4,316)
                                                                                              ============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/JPMORGAN VALUE
                                                                                                    OPPORTUNITIES*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,252,803) $ (1,090,151)
  Net realized gain (loss) on investments....................................................   (3,765,720)   (7,541,764)
  Change in unrealized appreciation (depreciation) of investments............................   38,293,714    (9,451,943)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   33,275,191   (18,083,858)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,915,539     6,270,814
   Transfers between Variable Investment Options including guaranteed interest account, net..   (8,043,932)   (3,578,944)
   Transfers for contract benefits and terminations..........................................  (21,319,325)  (21,464,787)
   Contract maintenance charges..............................................................   (2,653,614)   (2,630,337)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (29,101,332)  (21,403,254)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,001
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    4,173,859   (39,477,111)
NET ASSETS -- BEGINNING OF PERIOD............................................................  241,819,441   281,296,552
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $245,993,300  $241,819,441
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          139           275
  Redeemed...................................................................................         (113)         (172)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           26           103
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,477         6,058
  Redeemed...................................................................................       (3,696)       (7,853)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,219)       (1,795)
                                                                                              ============  ============

                                                                                                     EQ/LARGE CAP
                                                                                                      CORE PLUS*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (493,573) $   (649,541)
  Net realized gain (loss) on investments....................................................    7,409,421     1,025,758
  Change in unrealized appreciation (depreciation) of investments............................   10,410,789    (8,429,082)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   17,326,637    (8,052,865)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,485,564     2,547,113
   Transfers between Variable Investment Options including guaranteed interest account, net..   (2,441,588)   (3,403,052)
   Transfers for contract benefits and terminations..........................................  (12,259,458)  (14,023,825)
   Contract maintenance charges..............................................................   (1,548,640)   (1,539,500)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (13,764,122)  (16,419,264)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       14,400        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    3,576,915   (24,462,129)
NET ASSETS -- BEGINNING OF PERIOD............................................................  134,407,670   158,869,799
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $137,984,585  $134,407,670
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          708         2,871
  Redeemed...................................................................................       (2,066)       (4,565)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,358)       (1,694)
                                                                                              ============  ============

                                                                                                     EQ/LARGE CAP
                                                                                                     GROWTH INDEX*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (999,306) $ (1,998,695)
  Net realized gain (loss) on investments....................................................   15,320,999    13,613,801
  Change in unrealized appreciation (depreciation) of investments............................   27,738,657    (8,197,628)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   42,060,350     3,417,478
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    3,458,780     6,895,512
   Transfers between Variable Investment Options including guaranteed interest account, net..   14,392,579    10,892,275
   Transfers for contract benefits and terminations..........................................  (27,224,200)  (25,590,200)
   Contract maintenance charges..............................................................   (4,444,425)   (3,848,166)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (13,817,266)  (11,650,579)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       42,001        10,002
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   28,285,085    (8,223,099)
NET ASSETS -- BEGINNING OF PERIOD............................................................  326,202,188   334,425,287
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $354,487,273  $326,202,188
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          145           258
  Redeemed...................................................................................          (57)          (93)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           88           165
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,857        14,404
  Redeemed...................................................................................       (6,641)      (16,284)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,784)       (1,880)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                     EQ/LARGE CAP
                                                                                                    GROWTH PLUS*(D)
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (4,919,585) $ (4,196,298)
  Net realized gain (loss) on investments....................................................    6,145,178     4,638,185
  Change in unrealized appreciation (depreciation) of investments............................   59,414,459   (29,171,977)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   60,640,052   (28,730,090)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    8,729,356     7,754,849
   Transfers between Variable Investment Options including guaranteed interest account, net..  (21,051,613)  301,140,982
   Transfers for contract benefits and terminations..........................................  (34,054,767)  (29,312,087)
   Contract maintenance charges..............................................................   (7,007,925)   (5,327,835)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (53,384,949)  274,255,909
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................     7,255,103   245,535,819
NET ASSETS -- BEGINNING OF PERIOD............................................................   507,585,270   262,049,451
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $514,840,373  $507,585,270
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           28           193
  Redeemed...................................................................................          (51)         (102)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (23)           91
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,562        32,813
  Redeemed...................................................................................       (5,053)      (13,596)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (3,491)       19,217
                                                                                              ============  ============

                                                                                                     EQ/LARGE CAP
                                                                                                    VALUE INDEX*(E)
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,114,536  $    603,316
  Net realized gain (loss) on investments....................................................   (4,050,901)  (22,677,009)
  Change in unrealized appreciation (depreciation) of investments............................   40,219,884    23,174,305
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   37,283,519     1,100,612
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    3,458,281     4,604,817
   Transfers between Variable Investment Options including guaranteed interest account, net..  (13,009,872)  144,598,466
   Transfers for contract benefits and terminations..........................................  (14,261,501)  (11,769,742)
   Contract maintenance charges..............................................................   (4,273,784)   (3,224,606)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (28,086,876)  134,208,935
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       12,199         9,997
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................     9,208,842   135,319,544
NET ASSETS -- BEGINNING OF PERIOD............................................................   256,255,173   120,935,629
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $265,464,015  $256,255,173
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           88           157
  Redeemed...................................................................................          (48)          (84)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           40            73
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        5,569        47,469
  Redeemed...................................................................................      (10,010)      (23,761)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (4,441)       23,708
                                                                                              ============  ============

                                                                                                       EQ/LARGE CAP
                                                                                                       VALUE PLUS*
                                                                                              -----------------------------
                                                                                                   2012           2011
                                                                                              -------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     892,699  $   (3,722,698)
  Net realized gain (loss) on investments....................................................   (60,583,522)    (65,119,242)
  Change in unrealized appreciation (depreciation) of investments............................   192,236,533       1,633,641
                                                                                              -------------  --------------

  Net Increase (decrease) in net assets from operations......................................   132,545,710     (67,208,299)
                                                                                              -------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    12,233,136      12,228,570
   Transfers between Variable Investment Options including guaranteed interest account, net..   (46,415,466)    (49,004,609)
   Transfers for contract benefits and terminations..........................................   (72,456,443)    (77,866,151)
   Contract maintenance charges..............................................................   (13,499,768)    (13,839,555)
                                                                                              -------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................  (120,138,541)   (128,481,745)
                                                                                              -------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............            --           9,999
                                                                                              -------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................     12,407,169   (195,680,045)
NET ASSETS -- BEGINNING OF PERIOD............................................................    973,194,602   1,168,874,647
                                                                                              -------------  --------------

NET ASSETS -- END OF PERIOD..................................................................  $ 985,601,771  $  973,194,602
                                                                                              =============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            23              92
  Redeemed...................................................................................           (13)            (77)
                                                                                              -------------  --------------
  Net Increase (Decrease)....................................................................            10              15
                                                                                              =============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           844          39,282
  Redeemed...................................................................................       (11,153)        (50,515)
                                                                                              -------------  --------------
  Net Increase (Decrease)....................................................................       (10,309)        (11,233)
                                                                                              =============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    EQ/LORD ABBETT
                                                                                                    LARGE CAP CORE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (687,093) $ (1,555,827)
  Net realized gain (loss) on investments....................................................   12,479,932    12,278,772
  Change in unrealized appreciation (depreciation) of investments............................   11,371,111   (31,951,329)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   23,163,950   (21,228,384)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,555,623     6,393,877
   Transfers between Variable Investment Options including guaranteed interest account, net..  (18,189,498)   12,373,566
   Transfers for contract benefits and terminations..........................................   (9,235,528)  (10,231,541)
   Contract maintenance charges..............................................................   (2,801,220)   (2,836,483)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (27,670,623)    5,699,419
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (4,506,673)  (15,528,965)
NET ASSETS -- BEGINNING OF PERIOD............................................................   176,415,878   191,944,843
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $171,909,205  $176,415,878
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,592        12,159
  Redeemed...................................................................................       (3,909)      (11,849)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,317)          310
                                                                                              ============  ============

                                                                                                 EQ/MFS INTERNATIONAL
                                                                                                        GROWTH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,874,499) $ (3,156,841)
  Net realized gain (loss) on investments....................................................    7,389,243    14,735,157
  Change in unrealized appreciation (depreciation) of investments............................   54,398,144   (57,122,173)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   59,912,888   (45,543,857)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    8,024,658    10,962,807
   Transfers between Variable Investment Options including guaranteed interest account, net..   28,952,179    11,540,240
   Transfers for contract benefits and terminations..........................................  (19,503,731)  (17,926,168)
   Contract maintenance charges..............................................................   (5,774,159)   (5,444,863)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   11,698,947      (867,984)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      100,001        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    71,711,836  (46,401,841)
NET ASSETS -- BEGINNING OF PERIOD............................................................   332,097,427   378,499,268
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $403,809,263  $332,097,427
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          175           362
  Redeemed...................................................................................          (55)         (154)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          120           208
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        5,553        18,469
  Redeemed...................................................................................       (4,619)      (18,267)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          934           202
                                                                                              ============  ============

                                                                                                        EQ/MID
                                                                                                      CAP INDEX*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (3,267,621) $ (5,935,610)
  Net realized gain (loss) on investments....................................................  (11,497,509)  (26,940,767)
  Change in unrealized appreciation (depreciation) of investments............................  111,046,946     8,939,264
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   96,281,816   (23,937,113)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    7,787,193    11,576,104
   Transfers between Variable Investment Options including guaranteed interest account, net..   16,035,850   (32,034,388)
   Transfers for contract benefits and terminations..........................................  (43,374,973)  (44,019,394)
   Contract maintenance charges..............................................................   (9,638,594)   (9,379,343)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (29,190,524)  (73,857,021)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      189,997        37,783
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    67,281,289  (97,756,351)
NET ASSETS -- BEGINNING OF PERIOD............................................................   636,800,580   734,556,931
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $704,081,869  $636,800,580
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          116           302
  Redeemed...................................................................................          (51)         (185)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           65           117
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,486        26,078
  Redeemed...................................................................................       (6,902)      (32,152)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,416)       (6,074)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                       EQ/MID CAP
                                                                                                       VALUE PLUS*
                                                                                              ----------------------------
                                                                                                  2012           2011
                                                                                              ------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,561,107) $   (6,510,644)
  Net realized gain (loss) on investments....................................................  (37,026,035)    (57,064,876)
  Change in unrealized appreciation (depreciation) of investments............................  185,818,951     (45,450,648)
                                                                                              ------------  --------------

  Net Increase (decrease) in net assets from operations......................................  146,231,809    (109,026,168)
                                                                                              ------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   11,985,240      11,279,012
   Transfers between Variable Investment Options including guaranteed interest account, net..  (37,489,354)    (59,373,885)
   Transfers for contract benefits and terminations..........................................  (59,798,143)    (64,888,459)
   Contract maintenance charges..............................................................  (13,806,341)    (14,303,820)
                                                                                              ------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................  (99,108,598)   (127,287,152)
                                                                                              ------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --           9,997
                                                                                              ------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................    47,123,211   (236,303,323)
NET ASSETS -- BEGINNING OF PERIOD............................................................   900,720,463   1,137,023,786
                                                                                              ------------  --------------

NET ASSETS -- END OF PERIOD..................................................................  $947,843,674  $  900,720,463
                                                                                              ============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           37              66
  Redeemed...................................................................................          (35)            (36)
                                                                                              ------------  --------------
  Net Increase (Decrease)....................................................................            2              30
                                                                                              ============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,126          30,477
  Redeemed...................................................................................       (7,779)        (38,944)
                                                                                              ------------  --------------
  Net Increase (Decrease)....................................................................       (6,653)         (8,467)
                                                                                              ============  ==============

                                                                                                         EQ/MONEY
                                                                                                          MARKET*
                                                                                              ------------------------------
                                                                                                    2012            2011
                                                                                              ---------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (8,301,029) $  (9,640,902)
  Net realized gain (loss) on investments....................................................         (40,633)        (5,664)
  Change in unrealized appreciation (depreciation) of investments............................          45,696        (82,757)
                                                                                              ---------------  -------------

  Net Increase (decrease) in net assets from operations......................................      (8,295,966)    (9,729,323)
                                                                                              ---------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,491,824,854    600,679,674
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,307,949,693)  (347,945,831)
   Transfers for contract benefits and terminations..........................................    (207,675,066)  (207,112,460)
   Contract maintenance charges..............................................................      (6,323,781)    (7,404,516)
                                                                                              ---------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................     (30,123,686)    38,216,867
                                                                                              ---------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............              --             --
                                                                                              ---------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................     (38,419,652)     28,487,544
NET ASSETS -- BEGINNING OF PERIOD............................................................      703,450,079    674,962,535
                                                                                              ---------------  -------------

NET ASSETS -- END OF PERIOD..................................................................  $   665,030,427  $ 703,450,079
                                                                                              ===============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           3,216          9,796
  Redeemed...................................................................................          (6,043)        (7,068)
                                                                                              ---------------  -------------
  Net Increase (Decrease)....................................................................          (2,827)         2,728
                                                                                              ===============  =============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,561,030        513,586
  Redeemed...................................................................................      (1,465,673)      (493,238)
                                                                                              ---------------  -------------
  Net Increase (Decrease)....................................................................          95,357         20,348
                                                                                              ===============  =============

                                                                                                      EQ/MONTAG &
                                                                                                   CALDWELL GROWTH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,117,621) $ (1,554,482)
  Net realized gain (loss) on investments....................................................    8,585,532     4,604,786
  Change in unrealized appreciation (depreciation) of investments............................   10,634,224      (729,842)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   18,102,135     2,320,462
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    3,918,223     4,696,079
   Transfers between Variable Investment Options including guaranteed interest account, net..    2,057,395    (9,974,453)
   Transfers for contract benefits and terminations..........................................   (9,801,741)   (7,940,812)
   Contract maintenance charges..............................................................   (2,483,513)   (2,213,752)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (6,309,636)  (15,432,938)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    11,792,499  (13,112,476)
NET ASSETS -- BEGINNING OF PERIOD............................................................   161,077,598   174,190,074
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $172,870,097  $161,077,598
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          123           366
  Redeemed...................................................................................         (124)         (159)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           (1)          207
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        5,488        23,686
  Redeemed...................................................................................       (6,745)      (26,946)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,257)       (3,260)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/MORGAN STANLEY
                                                                                                    MID CAP GROWTH*
                                                                                              ---------------------------
                                                                                                  2012           2011
                                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (6,427,403) $  (7,901,567)
  Net realized gain (loss) on investments....................................................   27,212,707     81,527,114
  Change in unrealized appreciation (depreciation) of investments............................   16,420,936   (132,852,052)
                                                                                              ------------  -------------

  Net Increase (decrease) in net assets from operations......................................   37,206,240    (59,226,505)
                                                                                              ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   16,860,225     22,203,213
   Transfers between Variable Investment Options including guaranteed interest account, net..  (13,802,774)    37,863,905
   Transfers for contract benefits and terminations..........................................  (32,138,126)   (35,091,888)
   Contract maintenance charges..............................................................   (9,260,725)    (9,199,344)
                                                                                              ------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  (38,341,400)    15,775,886
                                                                                              ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         10,000
                                                                                              ------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (1,135,160)   (43,440,619)
NET ASSETS -- BEGINNING OF PERIOD............................................................  570,983,800    614,424,419
                                                                                              ------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $569,848,640  $ 570,983,800
                                                                                              ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          428          1,011
  Redeemed...................................................................................         (268)          (285)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................          160            726
                                                                                              ============  =============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,387         23,875
  Redeemed...................................................................................       (7,080)       (23,657)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................       (2,693)           218
                                                                                              ============  =============

                                                                                                       EQ/MUTUAL
                                                                                                   LARGE CAP EQUITY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (346,062) $ (1,309,262)
  Net realized gain (loss) on investments....................................................   (7,435,151)   (9,527,288)
  Change in unrealized appreciation (depreciation) of investments............................   31,024,137    (1,353,986)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   23,242,924   (12,190,536)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    3,240,147     2,771,916
   Transfers between Variable Investment Options including guaranteed interest account, net..   (9,701,552)  (12,739,768)
   Transfers for contract benefits and terminations..........................................  (13,625,639)  (11,427,620)
   Contract maintenance charges..............................................................   (3,373,620)   (3,466,743)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (23,460,664)  (24,862,215)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         9,998
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................     (217,740)  (37,042,753)
NET ASSETS -- BEGINNING OF PERIOD............................................................  194,007,025   231,049,778
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $193,789,285  $194,007,025
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           14            51
  Redeemed...................................................................................           (7)          (21)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................            7            30
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          775         5,870
  Redeemed...................................................................................       (3,384)       (8,716)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,609)       (2,846)
                                                                                              ============  ============

                                                                                                    EQ/OPPENHEIMER
                                                                                                        GLOBAL*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,934,772) $ (2,046,135)
  Net realized gain (loss) on investments....................................................    9,958,588     6,265,079
  Change in unrealized appreciation (depreciation) of investments............................   43,824,400   (37,740,991)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   51,848,216   (33,522,047)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,031,665    14,420,197
   Transfers between Variable Investment Options including guaranteed interest account, net..   16,778,040    72,762,469
   Transfers for contract benefits and terminations..........................................  (15,839,003)  (14,183,966)
   Contract maintenance charges..............................................................   (4,732,592)   (4,237,300)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................    2,238,110    68,761,400
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        7,500            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   54,093,826    35,239,353
NET ASSETS -- BEGINNING OF PERIOD............................................................  280,417,491   245,178,138
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $334,511,317  $280,417,491
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          294           616
  Redeemed...................................................................................         (163)         (162)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          131           454
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,599        20,642
  Redeemed...................................................................................       (4,563)      (14,797)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           36         5,845
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      EQ/PIMCO ULTRA
                                                                                                        SHORT BOND*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (10,825,947) $  (12,081,290)
  Net realized gain (loss) on investments....................................................      1,208,076     (12,969,821)
  Change in unrealized appreciation (depreciation) of investments............................      9,715,596       4,551,855
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................         97,725     (20,499,256)
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     15,818,013      20,474,715
   Transfers between Variable Investment Options including guaranteed interest account, net..    (27,584,300)    (22,097,758)
   Transfers for contract benefits and terminations..........................................    (90,983,016)    (85,324,057)
   Contract maintenance charges..............................................................    (16,997,573)    (17,335,189)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (119,746,876)   (104,282,289)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............             --          10,000
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (119,649,151)   (124,771,545)
NET ASSETS -- BEGINNING OF PERIOD............................................................   1,169,994,014   1,294,765,559
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD..................................................................  $1,050,344,863  $1,169,994,014
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            646           1,678
  Redeemed...................................................................................           (915)         (1,167)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................           (269)            511
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         16,125          70,846
  Redeemed...................................................................................        (27,349)        (81,152)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................        (11,224)        (10,306)
                                                                                              ==============  ==============

                                                                                                      EQ/QUALITY
                                                                                                      BOND PLUS*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (4,395,457) $  4,645,854
  Net realized gain (loss) on investments....................................................   (5,302,411)  (12,266,119)
  Change in unrealized appreciation (depreciation) of investments............................   15,699,231     6,355,955
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................    6,001,363    (1,264,310)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   18,384,880    24,754,700
   Transfers between Variable Investment Options including guaranteed interest account, net..    7,049,157   (24,697,967)
   Transfers for contract benefits and terminations..........................................  (38,674,899)  (37,001,498)
   Contract maintenance charges..............................................................   (7,308,671)   (7,141,775)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (20,549,533)  (44,086,540)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  (14,548,170)  (45,350,850)
NET ASSETS -- BEGINNING OF PERIOD............................................................   519,944,888   565,295,738
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $505,396,718  $519,944,888
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,358        24,213
  Redeemed...................................................................................       (5,845)      (27,455)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,487)       (3,242)
                                                                                              ============  ============

                                                                                                       EQ/SMALL
                                                                                                    COMPANY INDEX*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     71,753  $ (3,846,725)
  Net realized gain (loss) on investments....................................................   21,764,179    33,177,772
  Change in unrealized appreciation (depreciation) of investments............................   36,763,474   (54,463,263)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   58,599,406   (25,132,216)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,008,355    11,372,509
   Transfers between Variable Investment Options including guaranteed interest account, net..   (5,697,543)  (24,868,278)
   Transfers for contract benefits and terminations..........................................  (26,149,989)  (26,000,265)
   Contract maintenance charges..............................................................   (6,556,751)   (6,387,779)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (32,395,928)  (45,883,813)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       92,001        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    26,295,479  (71,006,029)
NET ASSETS -- BEGINNING OF PERIOD............................................................   437,778,204   508,784,233
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $464,073,683  $437,778,204
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          109           216
  Redeemed...................................................................................          (73)         (137)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           36            79
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,549        15,949
  Redeemed...................................................................................       (4,666)      (19,036)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,117)       (3,087)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/T. ROWE PRICE
                                                                                                     GROWTH STOCK*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (7,068,839) $ (6,118,796)
  Net realized gain (loss) on investments....................................................   17,225,511     5,162,523
  Change in unrealized appreciation (depreciation) of investments............................   58,618,642   (13,360,596)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   68,775,314   (14,316,869)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   13,190,288    18,172,867
   Transfers between Variable Investment Options including guaranteed interest account, net..   61,125,396    20,930,830
   Transfers for contract benefits and terminations..........................................  (28,953,355)  (25,928,337)
   Contract maintenance charges..............................................................   (6,568,929)   (5,404,524)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   38,793,400     7,770,836
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         9,997
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   107,568,714   (6,536,036)
NET ASSETS -- BEGINNING OF PERIOD............................................................   395,725,502   402,261,538
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $503,294,216  $395,725,502
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          409           639
  Redeemed...................................................................................         (168)         (193)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          241           446
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        8,314        18,034
  Redeemed...................................................................................       (5,674)      (17,255)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        2,640           779
                                                                                              ============  ============

                                                                                                     EQ/TEMPLETON
                                                                                                    GLOBAL EQUITY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (308,150) $    513,489
  Net realized gain (loss) on investments....................................................   (5,252,249)   (7,277,283)
  Change in unrealized appreciation (depreciation) of investments............................   35,087,167   (11,497,469)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   29,526,768   (18,261,263)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    7,652,261     5,788,966
   Transfers between Variable Investment Options including guaranteed interest account, net..    4,521,884     2,727,929
   Transfers for contract benefits and terminations..........................................  (11,780,779)  (10,543,828)
   Contract maintenance charges..............................................................   (3,026,230)   (2,983,239)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (2,632,864)   (5,010,172)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         9,998
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    26,893,904  (23,261,437)
NET ASSETS -- BEGINNING OF PERIOD............................................................   170,965,494   194,226,931
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $197,859,398  $170,965,494
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           43           110
  Redeemed...................................................................................          (31)          (53)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           12            57
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,143         8,107
  Redeemed...................................................................................       (3,494)       (8,761)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (351)         (654)
                                                                                              ============  ============

                                                                                                       EQ/UBS
                                                                                                  GROWTH & INCOME*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (511,979) $  (470,528)
  Net realized gain (loss) on investments....................................................   2,938,613     (238,060)
  Change in unrealized appreciation (depreciation) of investments............................   5,410,605   (2,235,090)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   7,837,239   (2,943,678)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,234,704    3,138,369
   Transfers between Variable Investment Options including guaranteed interest account, net..   3,091,996    4,644,067
   Transfers for contract benefits and terminations..........................................  (4,398,361)  (3,421,163)
   Contract maintenance charges..............................................................  (1,201,498)    (978,710)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................     726,841    3,382,563
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    8,564,080      438,885
NET ASSETS -- BEGINNING OF PERIOD............................................................   70,466,238   70,027,353
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $79,030,318  $70,466,238
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       4,992       13,292
  Redeemed...................................................................................      (4,778)     (12,396)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         214          896
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                     EQ/VAN KAMPEN
                                                                                                       COMSTOCK*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (633,697) $   (305,108)
  Net realized gain (loss) on investments....................................................     (939,233)   (2,981,340)
  Change in unrealized appreciation (depreciation) of investments............................   40,518,355    (6,069,576)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   38,945,425    (9,356,024)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    3,854,649     5,376,414
   Transfers between Variable Investment Options including guaranteed interest account, net..    3,268,564    22,589,584
   Transfers for contract benefits and terminations..........................................  (16,246,108)  (14,848,024)
   Contract maintenance charges..............................................................   (4,064,747)   (3,662,957)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (13,187,642)    9,455,017
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        1,999            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    25,759,782        98,993
NET ASSETS -- BEGINNING OF PERIOD............................................................   239,020,310   238,921,317
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $264,780,092  $239,020,310
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          110           101
  Redeemed...................................................................................          (67)          (42)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           43            59
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,588         9,637
  Redeemed...................................................................................       (3,869)       (8,851)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,281)          786
                                                                                              ============  ============
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============

                                                                                                    EQ/WELLS FARGO
                                                                                                     OMEGA GROWTH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (8,839,137) $ (7,144,859)
  Net realized gain (loss) on investments....................................................   55,855,893    28,323,596
  Change in unrealized appreciation (depreciation) of investments............................   45,969,209   (63,334,553)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   92,985,965   (42,155,816)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   15,726,580    22,576,367
   Transfers between Variable Investment Options including guaranteed interest account, net..   72,964,128   133,274,686
   Transfers for contract benefits and terminations..........................................  (33,419,910)  (24,897,217)
   Contract maintenance charges..............................................................   (8,811,172)   (6,762,743)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   46,459,626   124,191,093
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        9,999        20,001
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   139,455,590    82,055,278
NET ASSETS -- BEGINNING OF PERIOD............................................................   495,320,099   413,264,821
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $634,775,689  $495,320,099
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       11,847        30,146
  Redeemed...................................................................................       (8,314)      (20,894)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        3,533         9,252
                                                                                              ============  ============
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============

                                                                                              FIDELITY(R) VIP ASSET
                                                                                              MANAGER: GROWTH PORTFOLIO
                                                                                              ------------------------
                                                                                                2012          2011
                                                                                               --------     ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,868)    $    (628)
  Net realized gain (loss) on investments....................................................    9,700        45,162
  Change in unrealized appreciation (depreciation) of investments............................  104,949      (112,308)
                                                                                               --------     ---------

  Net Increase (decrease) in net assets from operations......................................  111,781       (67,774)
                                                                                               --------     ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   79,267       353,207
   Transfers between Variable Investment Options including guaranteed interest account, net..  (25,562)     (198,188)
   Transfers for contract benefits and terminations..........................................  (10,384)      (58,291)
   Contract maintenance charges..............................................................     (279)         (134)
                                                                                               --------     ---------

  Net increase (decrease) in net assets from contractowner transactions......................   43,042        96,594
                                                                                               --------     ---------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        6            (8)
                                                                                               --------     ---------

INCREASE (DECREASE) IN NET ASSETS............................................................   154,829...     28,812..
NET ASSETS -- BEGINNING OF PERIOD............................................................   801,372...    772,560..
                                                                                               --------     ---------

NET ASSETS -- END OF PERIOD..................................................................  $956,201...  $ 801,372..
                                                                                               ========     =========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................       --            --
  Redeemed...................................................................................       --            --
                                                                                               --------     ---------
  Net Increase (Decrease)....................................................................       --            --
                                                                                               ========     =========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       --            --
  Redeemed...................................................................................       --            --
                                                                                               --------     ---------
  Net Increase (Decrease)....................................................................       --            --
                                                                                               ========     =========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................       11            76
  Redeemed...................................................................................       (5)          (68)
                                                                                               --------     ---------
  Net Increase (Decrease)....................................................................        6             8
                                                                                               ========     =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   FIDELITY(R) VIP
                                                                                               CONTRAFUND(R) PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (83,152) $   (85,297)
  Net realized gain (loss) on investments....................................................     584,026      225,994
  Change in unrealized appreciation (depreciation) of investments............................   3,077,180   (1,214,510)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   3,578,054   (1,073,813)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   5,007,421   11,726,196
   Transfers between Variable Investment Options including guaranteed interest account, net..     147,871      511,060
   Transfers for contract benefits and terminations..........................................    (838,492)    (658,234)
   Contract maintenance charges..............................................................      (5,122)      (1,969)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   4,311,678   11,577,053
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    7,889,732   10,503,240
NET ASSETS -- BEGINNING OF PERIOD............................................................   23,100,268   12,597,028
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $30,990,000  $23,100,268
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         548        1,364
  Redeemed...................................................................................        (202)        (400)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         346          964
                                                                                              ===========  ===========

                                                                                                FIDELITY(R) VIP
                                                                                                 FREEDOM 2015
                                                                                                 PORTFOLIO(A)
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  2,775  $  4,114
  Net realized gain (loss) on investments....................................................   18,853    (6,564)
  Change in unrealized appreciation (depreciation) of investments............................   35,709   (16,617)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   57,337   (19,067)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  168,005   464,113
   Transfers between Variable Investment Options including guaranteed interest account, net..  138,881     7,837
   Transfers for contract benefits and terminations..........................................  (60,927)  (11,244)
   Contract maintenance charges..............................................................      (36)       --
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowner transactions......................  245,923   460,706
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        8         8
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   303,268   441,647
NET ASSETS -- BEGINNING OF PERIOD............................................................   441,647        --
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD..................................................................  $744,915  $441,647
                                                                                              ========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................       48        89
  Redeemed...................................................................................      (23)      (43)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       25        46
                                                                                              ========  ========

                                                                                                FIDELITY(R) VIP
                                                                                                 FREEDOM 2020
                                                                                                 PORTFOLIO(A)
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  3,666  $  6,754
  Net realized gain (loss) on investments....................................................    6,811     1,618
  Change in unrealized appreciation (depreciation) of investments............................   51,260   (21,546)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   61,737   (13,174)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  111,993   318,411
   Transfers between Variable Investment Options including guaranteed interest account, net..   57,691   149,322
   Transfers for contract benefits and terminations..........................................       --        --
   Contract maintenance charges..............................................................     (173)       --
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowner transactions......................  169,511   467,733
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        9        13
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   231,257   454,572
NET ASSETS -- BEGINNING OF PERIOD............................................................   454,572        --
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD..................................................................  $685,829  $454,572
                                                                                              ========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................       19        60
  Redeemed...................................................................................       (1)      (12)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       18        48
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                FIDELITY(R) VIP
                                                                                                 FREEDOM 2025
                                                                                                 PORTFOLIO(A)
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,874  $  1,731
  Net realized gain (loss) on investments....................................................    3,951        68
  Change in unrealized appreciation (depreciation) of investments............................   21,757    (3,736)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   27,582    (1,937)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  183,431   115,932
   Transfers between Variable Investment Options including guaranteed interest account, net..   30,445     4,999
   Transfers for contract benefits and terminations..........................................       --      (900)
   Contract maintenance charges..............................................................     (140)       --
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowner transactions......................  213,736   120,031
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        9        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   241,327   118,094
NET ASSETS -- BEGINNING OF PERIOD............................................................   118,094        --
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD..................................................................  $359,421  $118,094
                                                                                              ========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................       24        19
  Redeemed...................................................................................       (4)       (6)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       20        13
                                                                                              ========  ========

                                                                                                FIDELITY(R) VIP
                                                                                                 FREEDOM 2030
                                                                                                 PORTFOLIO(A)
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  2,286  $  2,265
  Net realized gain (loss) on investments....................................................   14,850       308
  Change in unrealized appreciation (depreciation) of investments............................   11,759    (9,714)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   28,895    (7,141)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   80,836   247,354
   Transfers between Variable Investment Options including guaranteed interest account, net..   63,793   (72,596)
   Transfers for contract benefits and terminations..........................................  (19,606)       --
   Contract maintenance charges..............................................................      (41)       --
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowner transactions......................  124,982   174,758
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        6         5
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   153,883   167,622
NET ASSETS -- BEGINNING OF PERIOD............................................................   167,622        --
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD..................................................................  $321,505  $167,622
                                                                                              ========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................       80        24
  Redeemed...................................................................................      (67)       (6)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       13        18
                                                                                              ========  ========

                                                                                               FIDELITY(R) VIP MID CAP
                                                                                                      PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (127,254) $  (122,961)
  Net realized gain (loss) on investments....................................................   1,164,248      175,144
  Change in unrealized appreciation (depreciation) of investments............................     295,824   (1,409,604)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,332,818   (1,357,421)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,997,443    5,970,724
   Transfers between Variable Investment Options including guaranteed interest account, net..    (252,292)     324,719
   Transfers for contract benefits and terminations..........................................    (438,205)    (242,766)
   Contract maintenance charges..............................................................      (2,143)        (850)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   1,304,803    6,051,827
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    2,637,621    4,694,406
NET ASSETS -- BEGINNING OF PERIOD............................................................   10,083,246    5,388,840
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $12,720,867  $10,083,246
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         241          679
  Redeemed...................................................................................        (136)        (206)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         105          473
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              FIDELITY(R) VIP STRATEGIC
                                                                                                  INCOME PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   472,512  $   486,528
  Net realized gain (loss) on investments....................................................     255,056      343,679
  Change in unrealized appreciation (depreciation) of investments............................   1,032,053     (609,688)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,759,621      220,519
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,632,863    8,082,716
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,999,358    2,138,521
   Transfers for contract benefits and terminations..........................................    (814,073)    (387,085)
   Contract maintenance charges..............................................................      (2,217)        (865)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   5,815,931    9,833,287
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         499          496
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   7,576,051   10,054,302
NET ASSETS -- BEGINNING OF PERIOD............................................................  16,924,934    6,870,632
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $24,500,985  $16,924,934
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         664        1,198
  Redeemed...................................................................................        (161)        (317)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         503          881
                                                                                              ===========  ===========

                                                                                                  FRANKLIN INCOME
                                                                                                  SECURITIES FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  428,970  $  224,231
  Net realized gain (loss) on investments....................................................     47,107      23,069
  Change in unrealized appreciation (depreciation) of investments............................    376,251    (324,383)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    852,328     (77,083)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,570,665   2,497,516
   Transfers between Variable Investment Options including guaranteed interest account, net..  1,306,849     367,228
   Transfers for contract benefits and terminations..........................................   (388,540)   (288,187)
   Contract maintenance charges..............................................................       (676)       (264)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  2,488,298   2,576,293
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        217          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  3,340,843   2,499,210
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,314,204   3,814,994
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $9,655,047  $6,314,204
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................        331         561
  Redeemed...................................................................................       (112)       (336)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        219         225
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                              FRANKLIN STRATEGIC INCOME
                                                                                                   SECURITIES FUND
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   812,667  $   357,318
  Net realized gain (loss) on investments....................................................      11,224       12,298
  Change in unrealized appreciation (depreciation) of investments............................     663,055     (375,251)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,486,946       (5,635)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,829,444    5,558,448
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,580,869    1,610,620
   Transfers for contract benefits and terminations..........................................    (603,116)    (396,758)
   Contract maintenance charges..............................................................      (1,880)        (775)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   3,805,317    6,771,535
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   5,292,263    6,765,900
NET ASSETS -- BEGINNING OF PERIOD............................................................  11,672,081    4,906,181
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $16,964,344  $11,672,081
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         498          797
  Redeemed...................................................................................        (178)        (198)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         320          599
                                                                                              ===========  ===========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              FRANKLIN TEMPLETON VIP
                                                                                                  FOUNDING FUNDS
                                                                                                  ALLOCATION FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   22,173  $  (20,788)
  Net realized gain (loss) on investments....................................................      6,857      22,282
  Change in unrealized appreciation (depreciation) of investments............................    184,283     (46,150)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    213,313     (44,656)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners.....................................................    249,346     563,376
   Transfers between Variable Investment Options including guaranteed interest account, net..     40,380     (81,329)
   Transfers for contract benefits and terminations..........................................   (101,675)    (95,162)
   Contract maintenance charges..............................................................       (410)       (156)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    187,641     386,729
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --       1,924
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     400,954     343,997
NET ASSETS -- BEGINNING OF PERIOD............................................................   1,447,259   1,103,262
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $1,848,213  $1,447,259
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         36         215
  Redeemed...................................................................................        (19)       (178)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         17          37
                                                                                              ==========  ==========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                               GOLDMAN SACHS VIT MID
                                                                                                  CAP VALUE FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (35,796) $  (33,423)
  Net realized gain (loss) on investments....................................................    257,879      97,623
  Change in unrealized appreciation (depreciation) of investments............................    914,258    (571,636)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................  1,136,341    (507,436)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners.....................................................  1,394,227   3,473,949
   Transfers between Variable Investment Options including guaranteed interest account, net..   (457,223)    434,900
   Transfers for contract benefits and terminations..........................................   (258,190)   (103,728)
   Contract maintenance charges..............................................................     (1,447)       (519)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    677,367   3,804,602
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      4,740         401
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,818,448   3,297,567
NET ASSETS -- BEGINNING OF PERIOD............................................................   6,426,193   3,128,626
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $8,244,641  $6,426,193
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................        169         402
  Redeemed...................................................................................       (114)       (103)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         55         299
                                                                                              ==========  ==========

                                                                                              GUGGENHEIM VT GLOBAL
                                                                                                MANAGED FUTURES
                                                                                               STRATEGY FUND(A)
                                                                                              ------------------
                                                                                                2012       2011
                                                                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (8,775)  $ (2,106)
  Net realized gain (loss) on investments....................................................  (17,260)    (3,388)
  Change in unrealized appreciation (depreciation) of investments............................  (49,571)   (17,396)
                                                                                              --------   --------

  Net Increase (decrease) in net assets from operations......................................  (75,606)   (22,890)
                                                                                              --------   --------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners.....................................................  240,042    206,299
   Transfers between Variable Investment Options including guaranteed interest account, net..  123,785    188,469
   Transfers for contract benefits and terminations..........................................  (12,668)    (1,087)
   Contract maintenance charges..............................................................      (64)        --
                                                                                              --------   --------

  Net increase (decrease) in net assets from contractowner transactions......................  351,095    393,681
                                                                                              --------   --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       14         13
                                                                                              --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................   275,503.   370,804
NET ASSETS -- BEGINNING OF PERIOD............................................................   370,804.        --
                                                                                              --------   --------

NET ASSETS -- END OF PERIOD..................................................................  $646,307.  $370,804
                                                                                              ========   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --         --
                                                                                              ========   ========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................       52         54
  Redeemed...................................................................................      (10)       (13)
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       42         41
                                                                                              ========   ========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --         --
                                                                                              ========   ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                GUGGENHEIM VT
                                                                                                 MULTI-HEDGE
                                                                                              STRATEGIES FUND(H)
                                                                                              ------------------
                                                                                                     2012
                                                                                              ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................      $   (485)
  Net realized gain (loss) on investments....................................................        (4,075)
  Change in unrealized appreciation (depreciation) of investments............................       (13,223)
                                                                                                   --------

  Net Increase (decrease) in net assets from operations......................................       (17,783)
                                                                                                   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................            --
   Transfers between Variable Investment Options including guaranteed interest account, net..       582,672
   Transfers for contract benefits and terminations..........................................            --
   Contract maintenance charges..............................................................            --
                                                                                                   --------

  Net increase (decrease) in net assets from contractowner transactions......................       582,672
                                                                                                   --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............            --
                                                                                                   --------

INCREASE (DECREASE) IN NET ASSETS............................................................       564,889
NET ASSETS -- BEGINNING OF PERIOD............................................................            --
                                                                                                   --------

NET ASSETS -- END OF PERIOD..................................................................      $564,889
                                                                                                   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................            67
  Redeemed...................................................................................            (7)
                                                                                                   --------
  Net Increase (Decrease)....................................................................            60
                                                                                                   ========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................            --
  Redeemed...................................................................................            --
                                                                                                   --------
  Net Increase (Decrease)....................................................................            --
                                                                                                   ========

                                                                                              INVESCO V.I. DIVERSIFIED
                                                                                                 DIVIDEND FUND(C)
                                                                                              ----------------------
                                                                                                 2012         2011
                                                                                              ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    9,678   $  (10,444)
  Net realized gain (loss) on investments....................................................     65,012       (7,901)
  Change in unrealized appreciation (depreciation) of investments............................    162,414       21,913
                                                                                              ----------   ----------

  Net Increase (decrease) in net assets from operations......................................    237,104        3,568
                                                                                              ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    301,720      302,636
   Transfers between Variable Investment Options including guaranteed interest account, net..    603,375      931,813
   Transfers for contract benefits and terminations..........................................   (110,402)     (83,055)
   Contract maintenance charges..............................................................       (215)         (43)
                                                                                              ----------   ----------

  Net increase (decrease) in net assets from contractowner transactions......................    794,478    1,151,351
                                                                                              ----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        624          (14)
                                                                                              ----------   ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,032,206    1,154,905
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,154,905           --
                                                                                              ----------   ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,187,111   $1,154,905
                                                                                              ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------   ----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========   ==========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................        114          184
  Redeemed...................................................................................        (45)         (74)
                                                                                              ----------   ----------
  Net Increase (Decrease)....................................................................         69          110
                                                                                              ==========   ==========

                                                                                              INVESCO V.I. GLOBAL REAL
                                                                                                     ESTATE FUND
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (211,579) $   394,597
  Net realized gain (loss) on investments....................................................     193,072       47,979
  Change in unrealized appreciation (depreciation) of investments............................   4,789,083   (1,767,798)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   4,770,576   (1,325,222)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,130,651    9,747,103
   Transfers between Variable Investment Options including guaranteed interest account, net..     785,260    2,160,665
   Transfers for contract benefits and terminations..........................................    (698,322)    (235,206)
   Contract maintenance charges..............................................................      (3,445)        (911)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   4,214,144   11,671,651
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       1,061          999
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   8,985,781   10,347,428
NET ASSETS -- BEGINNING OF PERIOD............................................................  16,049,123    5,701,695
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $25,034,904  $16,049,123
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................         519        1,221
  Redeemed...................................................................................        (169)        (225)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         350          996
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   INVESCO V.I.
                                                                                                HIGH YIELD FUND(A)
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  160,772  $     (241)
  Net realized gain (loss) on investments....................................................     77,271      (8,261)
  Change in unrealized appreciation (depreciation) of investments............................    235,163     (19,663)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    473,206     (28,165)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    869,053   1,719,114
   Transfers between Variable Investment Options including guaranteed interest account, net..  1,404,812     340,935
   Transfers for contract benefits and terminations..........................................   (276,912)    (26,011)
   Contract maintenance charges..............................................................       (421)         --
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  1,996,532   2,034,038
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        436          63
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   2,470,174   2,005,936
NET ASSETS -- BEGINNING OF PERIOD............................................................   2,005,936          --
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $4,476,110  $2,005,936
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.....................................................................................        315         260
  Redeemed...................................................................................       (120)        (53)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        195         207
                                                                                              ==========  ==========

                                                                                                    INVESCO V.I.
                                                                                                INTERNATIONAL GROWTH
                                                                                                        FUND
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (6,324) $  (34,752)
  Net realized gain (loss) on investments....................................................     118,249     154,602
  Change in unrealized appreciation (depreciation) of investments............................   1,293,351    (919,864)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................   1,405,276    (800,014)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,304,440   5,901,351
   Transfers between Variable Investment Options including guaranteed interest account, net..    (457,273)    316,952
   Transfers for contract benefits and terminations..........................................    (270,660)   (150,481)
   Contract maintenance charges..............................................................      (1,794)       (600)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   1,574,713   6,067,222
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         533         499
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    2,980,522   5,267,707
NET ASSETS -- BEGINNING OF PERIOD............................................................    9,431,993   4,164,286
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $12,412,515  $9,431,993
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.....................................................................................         280         721
  Redeemed...................................................................................        (136)       (183)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         144         538
                                                                                              ===========  ==========

                                                                                               INVESCO V.I. MID CAP
                                                                                                 CORE EQUITY FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (43,433) $  (28,451)
  Net realized gain (loss) on investments....................................................     79,931      29,040
  Change in unrealized appreciation (depreciation) of investments............................    205,977    (225,536)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    242,475    (224,947)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    602,661   1,207,734
   Transfers between Variable Investment Options including guaranteed interest account, net..    (32,992)    137,663
   Transfers for contract benefits and terminations..........................................    (70,472)    (36,918)
   Contract maintenance charges..............................................................       (528)       (240)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    498,669   1,308,239
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     741,144   1,083,292
NET ASSETS -- BEGINNING OF PERIOD............................................................   2,516,091   1,432,799
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $3,257,235  $2,516,091
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.....................................................................................         97         176
  Redeemed...................................................................................        (53)        (65)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         44         111
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              INVESCO V.I. SMALL CAP
                                                                                                    EQUITY FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (43,243) $  (26,281)
  Net realized gain (loss) on investments....................................................     10,912      37,909
  Change in unrealized appreciation (depreciation) of investments............................    352,294    (141,658)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    319,963    (130,030)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    367,876   1,315,712
   Transfers between Variable Investment Options including guaranteed interest account, net..    145,697     344,268
   Transfers for contract benefits and terminations..........................................    (52,206)    (38,449)
   Contract maintenance charges..............................................................       (429)       (172)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    460,938   1,621,359
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     780,901   1,491,329
NET ASSETS -- BEGINNING OF PERIOD............................................................   2,441,705     950,376
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $3,222,606  $2,441,705
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................         90         221
  Redeemed...................................................................................        (56)       (106)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         34         115
                                                                                              ==========  ==========

                                                                                               INVESCO VAN KAMPEN V.I.
                                                                                              AMERICAN FRANCHISE FUND(G)
                                                                                              --------------------------
                                                                                                         2012
                                                                                              --------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................          $ (3,799)
  Net realized gain (loss) on investments....................................................            (4,014)
  Change in unrealized appreciation (depreciation) of investments............................            22,605
                                                                                                       --------

  Net Increase (decrease) in net assets from operations......................................            14,792
                                                                                                       --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................                --
   Transfers between Variable Investment Options including guaranteed interest account, net..           323,700
   Transfers for contract benefits and terminations..........................................                --
   Contract maintenance charges..............................................................                --
                                                                                                       --------

  Net increase (decrease) in net assets from contractowner transactions......................           323,700
                                                                                                       --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............            50,000
                                                                                                       --------

INCREASE (DECREASE) IN NET ASSETS............................................................           388,492.........
NET ASSETS -- BEGINNING OF PERIOD............................................................                --.........
                                                                                                       --------

NET ASSETS -- END OF PERIOD..................................................................          $388,492.........
                                                                                                       ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................                --
  Redeemed...................................................................................                --
                                                                                                       --------
  Net Increase (Decrease)....................................................................                --
                                                                                                       ========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................                48
  Redeemed...................................................................................               (20)
                                                                                                       --------
  Net Increase (Decrease)....................................................................                28
                                                                                                       ========

                                                                                                IVY FUNDS VIP ASSET
                                                                                                    STRATEGY(A)
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (31,661) $  (28,551)
  Net realized gain (loss) on investments....................................................     (92,394)   (126,608)
  Change in unrealized appreciation (depreciation) of investments............................   1,417,021    (429,100)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................   1,292,966    (584,259)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,774,862   5,249,607
   Transfers between Variable Investment Options including guaranteed interest account, net..     686,456   1,893,193
   Transfers for contract benefits and terminations..........................................    (383,486)    (98,373)
   Contract maintenance charges..............................................................      (1,434)        (94)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   3,076,398   7,044,333
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         990         499
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    4,370,354   6,460,573
NET ASSETS -- BEGINNING OF PERIOD............................................................    6,460,573          --
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $10,830,927  $6,460,573
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         520       1,076
  Redeemed...................................................................................        (213)       (358)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         307         718
                                                                                              ===========  ==========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              IVY FUNDS VIP DIVIDEND
                                                                                                   OPPORTUNITIES
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (33,964) $  (29,952)
  Net realized gain (loss) on investments....................................................    353,525     205,863
  Change in unrealized appreciation (depreciation) of investments............................    648,529    (653,300)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    968,090    (477,389)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    918,910   3,408,366
   Transfers between Variable Investment Options including guaranteed interest account, net..   (234,065)    419,993
   Transfers for contract benefits and terminations..........................................   (284,731)   (137,806)
   Contract maintenance charges..............................................................     (1,150)       (574)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    398,964   3,689,979
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        428          74
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,367,482   3,212,664
NET ASSETS -- BEGINNING OF PERIOD............................................................   7,611,452   4,398,788
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $8,978,934  $7,611,452
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................        276         509
  Redeemed...................................................................................       (235)       (191)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         41         318
                                                                                              ==========  ==========

                                                                                                IVY FUNDS VIP ENERGY
                                                                                              -----------------------
                                                                                                 2012         2011
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (142,755) $   (90,890)
  Net realized gain (loss) on investments....................................................    (63,601)     213,470
  Change in unrealized appreciation (depreciation) of investments............................    131,360   (1,132,222)
                                                                                              ----------  -----------

  Net Increase (decrease) in net assets from operations......................................    (74,996)  (1,009,642)
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,818,631    5,245,122
   Transfers between Variable Investment Options including guaranteed interest account, net..   (137,994)   1,626,952
   Transfers for contract benefits and terminations..........................................   (353,430)    (130,167)
   Contract maintenance charges..............................................................     (1,522)        (425)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  1,325,685    6,741,482
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --          458
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,250,689    5,732,298
NET ASSETS -- BEGINNING OF PERIOD............................................................   8,578,046    2,845,748
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $9,828,735  $ 8,578,046
                                                                                              ==========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................        310          682
  Redeemed...................................................................................       (196)        (140)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................        114          542
                                                                                              ==========  ===========

                                                                                                IVY FUNDS VIP GLOBAL
                                                                                                 NATURAL RESOURCES
                                                                                              -----------------------
                                                                                                 2012         2011
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (123,192) $  (106,349)
  Net realized gain (loss) on investments....................................................    179,389      193,686
  Change in unrealized appreciation (depreciation) of investments............................    (99,453)  (2,254,071)
                                                                                              ----------  -----------

  Net Increase (decrease) in net assets from operations......................................    (43,256)  (2,166,734)
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,534,425    4,531,746
   Transfers between Variable Investment Options including guaranteed interest account, net..   (533,818)     828,109
   Transfers for contract benefits and terminations..........................................   (337,685)    (330,465)
   Contract maintenance charges..............................................................     (1,388)        (735)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................    661,534    5,028,655
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --           --
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................     618,278    2,861,921
NET ASSETS -- BEGINNING OF PERIOD............................................................   7,878,105    5,016,184
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $8,496,383  $ 7,878,105
                                                                                              ==========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................        244          751
  Redeemed...................................................................................       (181)        (318)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         63          433
                                                                                              ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              IVY FUNDS VIP HIGH INCOME
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 1,564,296  $   802,049
  Net realized gain (loss) on investments....................................................     242,222      128,351
  Change in unrealized appreciation (depreciation) of investments............................   2,730,920     (491,371)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   4,537,438      439,029
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,860,868   10,148,647
   Transfers between Variable Investment Options including guaranteed interest account, net..   2,989,271    4,213,433
   Transfers for contract benefits and terminations..........................................  (1,188,582)    (610,231)
   Contract maintenance charges..............................................................      (3,398)      (1,287)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   6,658,159   13,750,562
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   11,195,597   14,189,591
NET ASSETS -- BEGINNING OF PERIOD............................................................   23,263,746    9,074,155
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $34,459,343  $23,263,746
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................       1,017        1,726
  Redeemed...................................................................................        (503)        (578)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         514        1,148
                                                                                              ===========  ===========

                                                                                                    IVY FUNDS VIP
                                                                                                   MID CAP GROWTH
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (196,523) $   134,634
  Net realized gain (loss) on investments....................................................   1,466,458      325,380
  Change in unrealized appreciation (depreciation) of investments............................      71,467     (934,920)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,341,402     (474,906)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,329,017    4,428,745
   Transfers between Variable Investment Options including guaranteed interest account, net..     669,656    2,988,712
   Transfers for contract benefits and terminations..........................................    (492,098)    (568,874)
   Contract maintenance charges..............................................................      (1,837)        (677)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   2,504,738    6,847,906
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --          501
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    3,846,140    6,373,501
NET ASSETS -- BEGINNING OF PERIOD............................................................   10,800,875    4,427,374
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $14,647,015  $10,800,875
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         307          787
  Redeemed...................................................................................        (134)        (299)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         173          488
                                                                                              ===========  ===========

                                                                                               IVY FUNDS VIP SCIENCE
                                                                                                   AND TECHNOLOGY
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (132,513) $   99,331
  Net realized gain (loss) on investments....................................................     675,387     110,943
  Change in unrealized appreciation (depreciation) of investments............................   1,374,584    (883,390)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................   1,917,458    (673,116)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,529,785   4,050,997
   Transfers between Variable Investment Options including guaranteed interest account, net..     586,540     794,879
   Transfers for contract benefits and terminations..........................................    (281,786)   (123,045)
   Contract maintenance charges..............................................................      (1,541)       (549)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   1,832,998   4,722,282
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         317         435
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    3,750,773   4,049,601
NET ASSETS -- BEGINNING OF PERIOD............................................................    6,730,080   2,680,479
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $10,480,853  $6,730,080
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         257         625
  Redeemed...................................................................................        (112)       (238)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         145         387
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   IVY FUNDS VIP
                                                                                                 SMALL CAP GROWTH
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (96,241) $  (32,215)
  Net realized gain (loss) on investments....................................................    251,953     214,618
  Change in unrealized appreciation (depreciation) of investments............................      2,988    (982,628)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    158,700    (800,225)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,077,456   2,971,515
   Transfers between Variable Investment Options including guaranteed interest account, net..   (911,396)    306,866
   Transfers for contract benefits and terminations..........................................   (196,592)   (344,498)
   Contract maintenance charges..............................................................       (980)       (409)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    (31,512)  2,933,474
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     127,188   2,133,249
NET ASSETS -- BEGINNING OF PERIOD                                                              5,881,368   3,748,119
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $6,008,556  $5,881,368
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................        118         386
  Redeemed...................................................................................       (125)       (168)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         (7)        218
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY VC SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                  LAZARD RETIREMENT
                                                                                               EMERGING MARKETS EQUITY
                                                                                                      PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   100,301  $   268,197
  Net realized gain (loss) on investments....................................................     571,079      161,512
  Change in unrealized appreciation (depreciation) of investments............................   5,358,804   (5,462,153)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   6,030,184   (5,032,444)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   7,509,638   17,335,076
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,464,262    2,497,689
   Transfers for contract benefits and terminations..........................................  (1,164,727)    (636,240)
   Contract maintenance charges..............................................................      (6,405)      (2,195)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   7,802,768   19,194,330
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   13,832,952   14,161,886
NET ASSETS -- BEGINNING OF PERIOD                                                              27,298,479   13,136,593
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $41,131,431  $27,298,479
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................       1,072        2,069
  Redeemed...................................................................................        (381)        (397)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         691        1,672
                                                                                              ===========  ===========
UNIT ACTIVITY VC SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                               LORD ABBETT SERIES
                                                                                                   FUND - BOND
                                                                                              DEBENTURE PORTFOLIO(A)
                                                                                              --------------------
                                                                                                 2012        2011
                                                                                              ----------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  101,706   $ 37,411
  Net realized gain (loss) on investments....................................................     27,433      4,434
  Change in unrealized appreciation (depreciation) of investments............................     33,769    (35,129)
                                                                                              ----------   --------

  Net Increase (decrease) in net assets from operations......................................    162,908      6,716
                                                                                              ----------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    664,812    576,361
   Transfers between Variable Investment Options including guaranteed interest account, net..    722,146    247,633
   Transfers for contract benefits and terminations..........................................    (38,982)    (4,103)
   Contract maintenance charges..............................................................       (166)        --
                                                                                              ----------   --------

  Net increase (decrease) in net assets from contractowner transactions......................  1,347,810    819,891
                                                                                              ----------   --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         61         31
                                                                                              ----------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,510,779.   826,638
NET ASSETS -- BEGINNING OF PERIOD                                                                826,638         --
                                                                                              ----------   --------

NET ASSETS -- END OF PERIOD..................................................................  $2,337,417.  $826,638
                                                                                              ==========   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --         --
  Redeemed...................................................................................         --         --
                                                                                              ----------   --------
  Net Increase (Decrease)....................................................................         --         --
                                                                                              ==========   ========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................         --         --
  Redeemed...................................................................................         --         --
                                                                                              ----------   --------
  Net Increase (Decrease)....................................................................         --         --
                                                                                              ==========   ========
UNIT ACTIVITY VC SHARES
  Issued.....................................................................................        154         97
  Redeemed...................................................................................        (25)       (15)
                                                                                              ----------   --------
  Net Increase (Decrease)....................................................................        129         82
                                                                                              ==========   ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                LORD ABBETT SERIES
                                                                                               FUND - CLASSIC STOCK
                                                                                                   PORTFOLIO(A)
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (5,048) $    1,788
  Net realized gain (loss) on investments....................................................      4,018      (7,765)
  Change in unrealized appreciation (depreciation) of investments............................    152,938     (36,546)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    151,908     (42,523)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    395,949   1,057,723
   Transfers between Variable Investment Options including guaranteed interest account, net..     27,611      39,910
   Transfers for contract benefits and terminations..........................................    (72,938)     (5,379)
   Contract maintenance charges..............................................................       (223)         --
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    350,399   1,092,254
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        277          29
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     502,584   1,049,760
NET ASSETS -- BEGINNING OF PERIOD............................................................   1,049,760          --
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $1,552,344  $1,049,760
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY VC SHARES
  Issued.....................................................................................         77         163
  Redeemed...................................................................................        (39)        (42)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         38         121
                                                                                              ==========  ==========

                                                                                                LORD ABBETT SERIES
                                                                                                   FUND--GROWTH
                                                                                              OPPORTUNITIES PORTFOLIO(A)
                                                                                              -------------------------
                                                                                                 2012          2011
                                                                                               ----------    ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (11,526)   $  (4,031)
  Net realized gain (loss) on investments....................................................    (22,271)     123,548
  Change in unrealized appreciation (depreciation) of investments............................    106,472     (181,899)
                                                                                               ----------    ---------

  Net Increase (decrease) in net assets from operations......................................     72,675      (62,382)
                                                                                               ----------    ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    189,295      591,208
   Transfers between Variable Investment Options including guaranteed interest account, net..    268,263       82,482
   Transfers for contract benefits and terminations..........................................    (28,629)      (8,664)
   Contract maintenance charges..............................................................       (139)          --
                                                                                               ----------    ---------

  Net increase (decrease) in net assets from contractowner transactions......................    428,790      665,026
                                                                                               ----------    ---------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        621           17
                                                                                               ----------    ---------

INCREASE (DECREASE) IN NET ASSETS............................................................     502,086..    602,661..
NET ASSETS -- BEGINNING OF PERIOD............................................................     602,661..         --..
                                                                                               ----------    ---------

NET ASSETS -- END OF PERIOD..................................................................  $1,104,747..  $ 602,661..
                                                                                               ==========    =========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                               ----------    ---------
  Net Increase (Decrease)....................................................................         --           --
                                                                                               ==========    =========
UNIT ACTIVITY VC SHARES
  Issued.....................................................................................         80           94
  Redeemed...................................................................................        (34)         (21)
                                                                                               ----------    ---------
  Net Increase (Decrease)....................................................................         46           73
                                                                                               ==========    =========

                                                                                              MFS(R) INTERNATIONAL VALUE
                                                                                                      PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012          2011
                                                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     3,764   $   (19,863)
  Net realized gain (loss) on investments....................................................     310,313       114,738
  Change in unrealized appreciation (depreciation) of investments............................   2,059,003      (629,382)
                                                                                              -----------   -----------

  Net Increase (decrease) in net assets from operations......................................   2,373,080      (534,507)
                                                                                              -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,061,192     7,808,361
   Transfers between Variable Investment Options including guaranteed interest account, net..     410,212     1,706,319
   Transfers for contract benefits and terminations..........................................    (580,666)     (223,830)
   Contract maintenance charges..............................................................      (2,972)       (1,037)
                                                                                              -----------   -----------

  Net increase (decrease) in net assets from contractowner transactions......................   3,887,766     9,289,813
                                                                                              -----------   -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       8,001            --
                                                                                              -----------   -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    6,268,847.    8,755,306
NET ASSETS -- BEGINNING OF PERIOD............................................................   14,179,897.    5,424,591
                                                                                              -----------   -----------

NET ASSETS -- END OF PERIOD..................................................................  $20,448,744.  $14,179,897
                                                                                              ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         546         1,074
  Redeemed...................................................................................        (192)         (221)
                                                                                              -----------   -----------
  Net Increase (Decrease)....................................................................         354           853
                                                                                              ===========   ===========
UNIT ACTIVITY VC SHARES
  Issued.....................................................................................          --            --
  Redeemed...................................................................................          --            --
                                                                                              -----------   -----------
  Net Increase (Decrease)....................................................................          --            --
                                                                                              ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              MFS(R) INVESTORS GROWTH
                                                                                                   STOCK SERIES
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (46,791) $  (32,600)
  Net realized gain (loss) on investments....................................................    282,510     177,894
  Change in unrealized appreciation (depreciation) of investments............................    274,670    (200,709)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    510,389     (55,415)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    609,748   1,489,388
   Transfers between Variable Investment Options including guaranteed interest account, net..   (269,649)     23,430
   Transfers for contract benefits and terminations..........................................    (67,735)    (64,398)
   Contract maintenance charges..............................................................       (643)       (254)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    271,721   1,448,166
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --         429
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     782,110   1,393,180
NET ASSETS -- BEGINNING OF PERIOD............................................................   3,267,361   1,874,181
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $4,049,471  $3,267,361
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         77         325
  Redeemed...................................................................................        (54)       (201)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         23         124
                                                                                              ==========  ==========

                                                                                                 MFS(R) INVESTORS
                                                                                                   TRUST SERIES
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (22,331) $  (12,102)
  Net realized gain (loss) on investments....................................................     87,167      36,451
  Change in unrealized appreciation (depreciation) of investments............................    421,339    (141,875)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    486,175    (117,526)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    669,262   1,529,309
   Transfers between Variable Investment Options including guaranteed interest account, net..     (6,945)     22,946
   Transfers for contract benefits and terminations..........................................   (142,574)    (52,454)
   Contract maintenance charges..............................................................       (453)       (231)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    519,290   1,499,570
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,005,465   1,382,044
NET ASSETS -- BEGINNING OF PERIOD............................................................   2,631,050   1,249,006
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $3,636,515  $2,631,050
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         81         194
  Redeemed...................................................................................        (37)        (62)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         44         132
                                                                                              ==========  ==========

                                                                                                 MFS(R) TECHNOLOGY
                                                                                                     PORTFOLIO
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (66,976) $  (41,075)
  Net realized gain (loss) on investments....................................................    243,161     149,913
  Change in unrealized appreciation (depreciation) of investments............................    285,906    (165,255)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    462,091     (56,417)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    778,157   1,456,635
   Transfers between Variable Investment Options including guaranteed interest account, net..    207,174     410,623
   Transfers for contract benefits and terminations..........................................   (251,161)   (112,423)
   Contract maintenance charges..............................................................       (701)       (282)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    733,469   1,754,553
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --         428
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,195,560   1,698,564
NET ASSETS -- BEGINNING OF PERIOD............................................................   3,597,384   1,898,820
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $4,792,944  $3,597,384
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................        177         258
  Redeemed...................................................................................       (122)       (117)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         55         141
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              MFS(R) UTILITIES SERIES
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  436,087  $   55,881
  Net realized gain (loss) on investments....................................................    122,954     101,998
  Change in unrealized appreciation (depreciation) of investments............................    342,860     (12,899)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    901,901     144,980
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,500,454   2,372,460
   Transfers between Variable Investment Options including guaranteed interest account, net..    832,412   1,950,969
   Transfers for contract benefits and terminations..........................................   (300,255)    (55,032)
   Contract maintenance charges..............................................................       (880)       (240)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  2,031,731   4,268,157
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --         444
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,933,632   4,413,581
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,062,057   1,648,476
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $8,995,689  $6,062,057
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................        293         452
  Redeemed...................................................................................       (132)       (101)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        161         351
                                                                                              ==========  ==========

                                                                                                      MULTIMANAGER
                                                                                                   AGGRESSIVE EQUITY
                                                                                              ---------------------------
                                                                                                  2012           2011
                                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (6,073,656) $  (7,884,775)
  Net realized gain (loss) on investments....................................................    2,194,779        565,834
  Change in unrealized appreciation (depreciation) of investments............................   61,827,204    (31,253,911)
                                                                                              ------------  -------------

  Net Increase (decrease) in net assets from operations......................................   57,948,327    (38,572,852)
                                                                                              ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    8,159,013      7,442,145
   Transfers between Variable Investment Options including guaranteed interest account, net..  (23,255,848)   (36,944,938)
   Transfers for contract benefits and terminations..........................................  (32,612,830)   (36,721,448)
   Contract maintenance charges..............................................................   (7,019,740)    (7,266,769)
                                                                                              ------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  (54,729,405)   (73,491,010)
                                                                                              ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         10,002
                                                                                              ------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................    3,218,922   (112,053,860)
NET ASSETS -- BEGINNING OF PERIOD............................................................  467,485,076    579,538,936
                                                                                              ------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $470,703,998  $ 467,485,076
                                                                                              ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          952         11,654
  Redeemed...................................................................................       (3,871)       (15,283)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................       (2,919)        (3,629)
                                                                                              ============  =============
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................           --             --
  Redeemed...................................................................................           --             --
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................           --             --
                                                                                              ============  =============

                                                                                                       MULTIMANAGER
                                                                                                         CORE BOND
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    8,233,460  $   13,316,693
  Net realized gain (loss) on investments....................................................     75,085,939      59,685,946
  Change in unrealized appreciation (depreciation) of investments............................    (31,678,987)    (24,544,791)
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................     51,640,412      48,457,848
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     55,458,395      43,425,121
   Transfers between Variable Investment Options including guaranteed interest account, net..    218,061,138     159,302,963
   Transfers for contract benefits and terminations..........................................    (96,875,719)    (90,705,087)
   Contract maintenance charges..............................................................    (19,537,482)    (15,967,267)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................    157,106,332      96,055,730
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............             --           9,998
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................    208,746,744     144,523,576
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,295,345,365   1,150,821,789
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,504,092,109  $1,295,345,365
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         27,493          63,639
  Redeemed...................................................................................        (16,174)        (56,251)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................         11,319           7,388
                                                                                              ==============  ==============
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................             --              --
  Redeemed...................................................................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             --              --
                                                                                              ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                      MULTIMANAGER
                                                                                                 INTERNATIONAL EQUITY*
                                                                                              ---------------------------
                                                                                                  2012           2011
                                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (257,312) $     590,594
  Net realized gain (loss) on investments....................................................  (28,522,386)   (22,647,381)
  Change in unrealized appreciation (depreciation) of investments............................   79,675,953    (57,874,848)
                                                                                              ------------  -------------
  Net Increase (decrease) in net assets from operations......................................   50,896,255    (79,931,635)
                                                                                              ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,472,201      7,689,436
   Transfers between Variable Investment Options including guaranteed interest account, net..  (14,005,016)   (11,521,718)
   Transfers for contract benefits and terminations..........................................  (20,392,853)   (22,297,990)
   Contract maintenance charges..............................................................   (5,174,943)    (5,684,668)
                                                                                              ------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  (33,100,611)   (31,814,940)
                                                                                              ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       35,002         24,998
                                                                                              ------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................   17,830,646   (111,721,577)
NET ASSETS -- BEGINNING OF PERIOD............................................................  333,293,461    445,015,038
                                                                                              ------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $351,124,107  $ 333,293,461
                                                                                              ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,607         14,213
  Redeemed...................................................................................       (4,358)       (16,602)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................       (2,751)        (2,389)
                                                                                              ============  =============

                                                                                                MULTIMANAGER LARGE CAP
                                                                                                     CORE EQUITY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,199,671) $ (1,650,400)
  Net realized gain (loss) on investments....................................................      226,171      (376,630)
  Change in unrealized appreciation (depreciation) of investments............................   16,744,124   (10,729,788)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   15,770,624   (12,756,818)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,762,538     3,897,390
   Transfers between Variable Investment Options including guaranteed interest account, net..   (3,871,457)      804,459
   Transfers for contract benefits and terminations..........................................   (9,164,248)   (8,818,051)
   Contract maintenance charges..............................................................   (1,922,147)   (1,926,093)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (12,195,314)   (6,042,295)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       37,000        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    3,612,310   (18,789,113)
NET ASSETS -- BEGINNING OF PERIOD............................................................  126,568,423   145,357,536
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $130,180,733  $126,568,423
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          863         7,701
  Redeemed...................................................................................       (1,945)       (8,312)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,082)         (611)
                                                                                              ============  ============

                                                                                                  MULTIMANAGER LARGE
                                                                                                      CAP VALUE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (979,789) $ (1,711,358)
  Net realized gain (loss) on investments....................................................  (11,884,696)  (15,927,306)
  Change in unrealized appreciation (depreciation) of investments............................   55,946,962    (6,200,830)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   43,082,477   (23,839,494)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    7,399,479     6,239,641
   Transfers between Variable Investment Options including guaranteed interest account, net..  (22,413,817)  (21,537,376)
   Transfers for contract benefits and terminations..........................................  (21,081,733)  (23,210,437)
   Contract maintenance charges..............................................................   (4,784,687)   (4,855,251)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (40,880,758)  (43,363,423)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       52,000        23,285
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    2,253,719   (67,179,632)
NET ASSETS -- BEGINNING OF PERIOD............................................................  322,978,964   390,158,596
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $325,232,683  $322,978,964
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,120        13,031
  Redeemed...................................................................................       (4,284)      (16,462)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (3,164)       (3,431)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 MULTIMANAGER MID CAP
                                                                                                        GROWTH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (4,408,175) $ (4,950,107)
  Net realized gain (loss) on investments....................................................    7,131,839     4,265,882
  Change in unrealized appreciation (depreciation) of investments............................   35,531,754   (29,427,772)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   38,255,418   (30,111,997)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,218,314     5,682,211
   Transfers between Variable Investment Options including guaranteed interest account, net..    2,392,566   (13,309,166)
   Transfers for contract benefits and terminations..........................................  (20,997,207)  (23,486,952)
   Contract maintenance charges..............................................................   (4,326,204)   (4,542,864)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (16,712,531)  (35,656,771)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       44,000        25,516
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   21,586,887   (65,743,252)
NET ASSETS -- BEGINNING OF PERIOD............................................................  286,175,524   351,918,776
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $307,762,411  $286,175,524
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,625        12,750
  Redeemed...................................................................................       (3,955)      (15,653)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,330)       (2,903)
                                                                                              ============  ============

                                                                                                 MULTIMANAGER MID CAP
                                                                                                        VALUE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (3,837,494) $ (5,754,180)
  Net realized gain (loss) on investments....................................................    4,038,339     4,239,303
  Change in unrealized appreciation (depreciation) of investments............................   43,380,386   (58,698,724)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   43,581,231   (60,213,601)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    5,944,728     7,508,274
   Transfers between Variable Investment Options including guaranteed interest account, net..  (10,362,308)   13,237,116
   Transfers for contract benefits and terminations..........................................  (21,814,738)  (24,283,664)
   Contract maintenance charges..............................................................   (5,019,824)   (5,368,284)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (31,252,142)   (8,906,558)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       52,000        24,999
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   12,381,089   (69,095,160)
NET ASSETS -- BEGINNING OF PERIOD............................................................  343,373,635   412,468,795
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $355,754,724  $343,373,635
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,981        13,414
  Redeemed...................................................................................       (4,145)      (14,111)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,164)         (697)
                                                                                              ============  ============

                                                                                                     MULTIMANAGER
                                                                                                  MULTI-SECTOR BOND*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  5,559,632  $ 14,609,978
  Net realized gain (loss) on investments....................................................  (19,944,496)  (40,965,657)
  Change in unrealized appreciation (depreciation) of investments............................   37,790,573    48,131,497
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   23,405,709    21,775,818
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    8,484,097     7,540,092
   Transfers between Variable Investment Options including guaranteed interest account, net..   58,229,744    20,995,393
   Transfers for contract benefits and terminations..........................................  (49,230,787)  (47,895,293)
   Contract maintenance charges..............................................................   (8,304,800)   (7,679,861)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................    9,178,254   (27,039,669)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       39,999        28,693
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   32,623,962    (5,235,158)
NET ASSETS -- BEGINNING OF PERIOD............................................................  614,230,527   619,465,685
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $646,854,489  $614,230,527
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        6,286        24,283
  Redeemed...................................................................................       (5,201)      (25,579)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        1,085        (1,296)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                MULTIMANAGER SMALL CAP
                                                                                                        GROWTH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,818,571) $ (3,150,088)
  Net realized gain (loss) on investments....................................................    6,168,344       273,172
  Change in unrealized appreciation (depreciation) of investments............................   14,595,672   (34,258,406)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   17,945,445   (37,135,322)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    4,875,495     4,998,248
   Transfers between Variable Investment Options including guaranteed interest account, net..   (7,965,688)  (13,657,298)
   Transfers for contract benefits and terminations..........................................   (9,824,077)  (11,817,990)
   Contract maintenance charges..............................................................   (2,942,385)   (3,096,628)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (15,856,655)  (23,573,668)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    2,088,790   (60,698,990)
NET ASSETS -- BEGINNING OF PERIOD............................................................  177,417,054   238,116,044
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $179,505,844  $177,417,054
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        5,402        17,212
  Redeemed...................................................................................       (7,474)      (20,377)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,072)       (3,165)
                                                                                              ============  ============

                                                                                                MULTIMANAGER SMALL CAP
                                                                                                        VALUE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (3,376,451) $ (5,760,956)
  Net realized gain (loss) on investments....................................................  (15,765,369)  (17,991,023)
  Change in unrealized appreciation (depreciation) of investments............................   73,413,256   (18,742,289)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   54,271,436   (42,494,268)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    7,050,138     5,296,362
   Transfers between Variable Investment Options including guaranteed interest account, net..  (13,116,729)  (25,444,413)
   Transfers for contract benefits and terminations..........................................  (26,987,335)  (30,195,343)
   Contract maintenance charges..............................................................   (5,015,411)   (5,158,689)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (38,069,337)  (55,502,083)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       69,000        26,590
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   16,271,099   (97,969,761)
NET ASSETS -- BEGINNING OF PERIOD............................................................  365,555,785   463,525,546
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $381,826,884  $365,555,785
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,037        11,278
  Redeemed...................................................................................       (4,705)      (15,207)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,668)       (3,929)
                                                                                              ============  ============

                                                                                                     MULTIMANAGER
                                                                                                      TECHNOLOGY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (5,929,615) $ (6,002,375)
  Net realized gain (loss) on investments....................................................   22,305,540    15,578,501
  Change in unrealized appreciation (depreciation) of investments............................   25,797,857   (35,513,441)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   42,173,782   (25,937,315)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    7,370,770     7,037,038
   Transfers between Variable Investment Options including guaranteed interest account, net..    3,174,714     2,306,548
   Transfers for contract benefits and terminations..........................................  (24,842,920)  (25,027,884)
   Contract maintenance charges..............................................................   (5,712,193)   (5,445,045)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (20,009,629)  (21,129,343)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       67,000            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   22,231,153   (47,066,658)
NET ASSETS -- BEGINNING OF PERIOD............................................................  363,549,012   410,615,670
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $385,780,165  $363,549,012
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,071        19,848
  Redeemed...................................................................................       (5,607)      (21,717)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,536)       (1,869)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,




                                                                                                   MUTUAL SHARES
                                                                                                  SECURITIES FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   45,442  $   53,853
  Net realized gain (loss) on investments....................................................     71,184      14,888
  Change in unrealized appreciation (depreciation) of investments............................    649,521    (242,829)
                                                                                              ----------  ----------
  Net Increase (decrease) in net assets from operations......................................    766,147    (174,088)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,048,152   3,514,329
   Transfers between Variable Investment Options including guaranteed interest account, net..   (196,583)    834,742
   Transfers for contract benefits and terminations..........................................   (271,645)    (93,895)
   Contract maintenance charges..............................................................     (1,230)       (370)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    578,694   4,254,806
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --         436
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,344,841   4,081,154
NET ASSETS -- BEGINNING OF PERIOD............................................................  5,643,089   1,561,935
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $6,987,930  $5,643,089
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................        138         568
  Redeemed...................................................................................        (83)       (175)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         55         393
                                                                                              ==========  ==========

                                                                                                   PIMCO VARIABLE
                                                                                                   INSURANCE TRUST
                                                                                               COMMODITYREALRETURN(R)
                                                                                                 STRATEGY PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   137,820  $ 1,018,861
  Net realized gain (loss) on investments....................................................     315,206       90,665
  Change in unrealized appreciation (depreciation) of investments............................     (77,214)  (2,283,978)
                                                                                              -----------  -----------
  Net Increase (decrease) in net assets from operations......................................     375,812   (1,174,452)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,919,332    6,095,590
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,485,549    1,741,746
   Transfers for contract benefits and terminations..........................................    (420,433)    (141,268)
   Contract maintenance charges..............................................................      (2,004)        (551)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   3,982,444    7,695,517
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         481          500
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,358,737    6,521,565
NET ASSETS -- BEGINNING OF PERIOD............................................................  10,607,860    4,086,295
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $14,966,597  $10,607,860
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................         433          808
  Redeemed...................................................................................        (108)        (224)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         325          584
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                                   PIMCO VARIABLE
                                                                                                  INSURANCE TRUST
                                                                                                  EMERGING MARKETS
                                                                                                   BOND PORTFOLIO
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   412,671  $  275,783
  Net realized gain (loss) on investments....................................................     176,849      63,020
  Change in unrealized appreciation (depreciation) of investments............................   1,195,472     (18,207)
                                                                                              -----------  ----------
  Net Increase (decrease) in net assets from operations......................................   1,784,992     320,596
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,012,997   3,199,013
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,491,345   1,249,104
   Transfers for contract benefits and terminations..........................................    (579,004)   (315,375)
   Contract maintenance charges..............................................................      (1,551)       (812)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   2,923,787   4,131,930
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      27,745         790
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,736,524   4,453,316
NET ASSETS -- BEGINNING OF PERIOD............................................................   9,691,272   5,237,956
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $14,427,796  $9,691,272
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................         514         729
  Redeemed...................................................................................        (280)       (366)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         234         363
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   PIMCO VARIABLE
                                                                                                INSURANCE TRUST REAL
                                                                                                  RETURN PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (228,949) $    65,240
  Net realized gain (loss) on investments....................................................   3,230,994    1,228,845
  Change in unrealized appreciation (depreciation) of investments............................      (1,670)     534,326
                                                                                              -----------  -----------
  Net Increase (decrease) in net assets from operations......................................   3,000,375    1,828,411
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   9,757,220   17,924,736
   Transfers between Variable Investment Options including guaranteed interest account, net..   5,325,800    5,061,621
   Transfers for contract benefits and terminations..........................................  (2,058,637)    (736,649)
   Contract maintenance charges..............................................................      (5,595)      (1,761)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  13,018,788   22,247,947
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       3,108        3,803
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  16,022,271   24,080,161
NET ASSETS -- BEGINNING OF PERIOD............................................................  34,062,059    9,981,898
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $50,084,330  $34,062,059
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................       1,642        2,700
  Redeemed...................................................................................        (553)        (721)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       1,089        1,979
                                                                                              ===========  ===========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                                   PIMCO VARIABLE
                                                                                                INSURANCE TRUST TOTAL
                                                                                                  RETURN PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   704,079  $   427,606
  Net realized gain (loss) on investments....................................................   1,514,293      727,420
  Change in unrealized appreciation (depreciation) of investments............................   2,994,478     (527,898)
                                                                                              -----------  -----------
  Net Increase (decrease) in net assets from operations......................................   5,212,850      627,128
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  12,602,919   27,111,097
   Transfers between Variable Investment Options including guaranteed interest account, net..   9,013,476    5,807,725
   Transfers for contract benefits and terminations..........................................  (3,105,266)  (1,555,215)
   Contract maintenance charges..............................................................      (8,842)      (3,025)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  18,502,287   31,360,582
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      26,618        2,364
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  23,741,755   31,990,074
NET ASSETS -- BEGINNING OF PERIOD............................................................  56,085,667   24,095,593
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $79,827,422  $56,085,667
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................       2,510        4,046
  Redeemed...................................................................................        (861)      (1,137)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       1,649        2,909
                                                                                              ===========  ===========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                                    PROFUND
                                                                                                    VP BEAR
                                                                                              -------------------
                                                                                                 2012      2011
                                                                                              ---------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (9,579) $(10,131)
  Net realized gain (loss) on investments....................................................  (130,868)  (81,574)
  Change in unrealized appreciation (depreciation) of investments............................    (8,970)    5,881
                                                                                              ---------  --------
  Net Increase (decrease) in net assets from operations......................................  (149,417)  (85,824)
                                                                                              ---------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     7,489   107,940
   Transfers between Variable Investment Options including guaranteed interest account, net..    42,316   389,826
   Transfers for contract benefits and terminations..........................................   (18,384)  (12,964)
   Contract maintenance charges..............................................................      (105)      (99)
                                                                                              ---------  --------

  Net increase (decrease) in net assets from contractowner transactions......................    31,316   484,703
                                                                                              ---------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        --        --
                                                                                              ---------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  (118,101)  398,879
NET ASSETS -- BEGINNING OF PERIOD............................................................   830,380   431,501
                                                                                              ---------  --------

NET ASSETS -- END OF PERIOD.................................................................. $ 712,279  $830,380
                                                                                              =========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................        --        --
  Redeemed...................................................................................        --        --
                                                                                              ---------  --------
  Net Increase (Decrease)....................................................................        --        --
                                                                                              =========  ========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................       349       483
  Redeemed...................................................................................      (344)     (420)
                                                                                              ---------  --------
  Net Increase (Decrease)....................................................................         5        63
                                                                                              =========  ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    PROFUND VP
                                                                                                   BIOTECHNOLOGY
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (50,286) $  (22,069)
  Net realized gain (loss) on investments....................................................    247,335      40,406
  Change in unrealized appreciation (depreciation) of investments............................    812,125      39,079
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................  1,009,174      57,416
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    521,124   1,163,535
   Transfers between Variable Investment Options including guaranteed interest account, net..    681,684     228,110
   Transfers for contract benefits and terminations..........................................   (127,327)    (48,771)
   Contract maintenance charges..............................................................       (477)       (161)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  1,075,004   1,342,713
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --         459
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,084,178   1,400,588
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,142,683     742,095
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,226,861  $2,142,683
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................        159         187
  Redeemed...................................................................................        (76)        (63)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         83         124
                                                                                              ==========  ==========

                                                                                                T. ROWE PRICE HEALTH
                                                                                                 SCIENCES PORTFOLIO
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (131,967) $  (49,901)
  Net realized gain (loss) on investments....................................................     724,633     204,477
  Change in unrealized appreciation (depreciation) of investments............................   1,362,536      44,225
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................   1,955,202     198,801
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,867,392   2,344,683
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,687,008   1,163,389
   Transfers for contract benefits and terminations..........................................    (291,426)    (66,822)
   Contract maintenance charges..............................................................      (1,235)       (373)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   3,261,739   3,440,877
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         413          87
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   5,217,354   3,639,765
NET ASSETS -- BEGINNING OF PERIOD............................................................   5,466,918   1,827,153
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $10,684,272  $5,466,918
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................         353         369
  Redeemed...................................................................................        (138)       (102)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         215         267
                                                                                              ===========  ==========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========

                                                                                                TEMPLETON DEVELOPING
                                                                                              MARKETS SECURITIES FUND
                                                                                              -----------------------
                                                                                                 2012         2011
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (2,107) $   (22,418)
  Net realized gain (loss) on investments....................................................   (114,576)     143,292
  Change in unrealized appreciation (depreciation) of investments............................    637,300   (1,045,502)
                                                                                              ----------  -----------

  Net Increase (decrease) in net assets from operations......................................    520,617     (924,628)
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    453,968    2,232,822
   Transfers between Variable Investment Options including guaranteed interest account, net..   (438,329)     295,463
   Transfers for contract benefits and terminations..........................................   (167,798)    (218,741)
   Contract maintenance charges..............................................................       (965)        (617)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   (153,124)   2,308,927
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............     37,000           --
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    404,493    1,384,299
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,730,496    3,346,197
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $5,134,989  $ 4,730,496
                                                                                              ==========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................        132          509
  Redeemed...................................................................................       (148)        (311)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................        (16)         198
                                                                                              ==========  ===========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========  ===========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 TEMPLETON FOREIGN
                                                                                                  SECURITIES FUND
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    86,040  $   13,599
  Net realized gain (loss) on investments....................................................     (14,843)     66,062
  Change in unrealized appreciation (depreciation) of investments............................     698,170    (818,932)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................     769,367    (739,271)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     736,556   2,972,482
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,178,348)    (73,635)
   Transfers for contract benefits and terminations..........................................    (155,681)    (94,101)
   Contract maintenance charges..............................................................        (876)       (384)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    (598,349)  2,804,362
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --          --
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     171,018   2,065,091
NET ASSETS -- BEGINNING OF PERIOD............................................................   4,902,766   2,837,675
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 5,073,784  $4,902,766
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          90         367
  Redeemed...................................................................................        (148)       (114)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         (58)        253
                                                                                              ===========  ==========

                                                                                                TEMPLETON GLOBAL BOND
                                                                                                   SECURITIES FUND
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 2,802,617  $ 1,153,345
  Net realized gain (loss) on investments....................................................     128,704      309,257
  Change in unrealized appreciation (depreciation) of investments............................   3,639,624   (2,909,625)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   6,570,945   (1,447,023)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  10,967,206   24,101,112
   Transfers between Variable Investment Options including guaranteed interest account, net..     621,778    4,995,674
   Transfers for contract benefits and terminations..........................................  (1,807,691)    (871,940)
   Contract maintenance charges..............................................................      (7,556)      (2,709)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   9,773,737   28,222,137
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  16,344,682   26,775,114
NET ASSETS -- BEGINNING OF PERIOD............................................................  43,698,230   16,923,116
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $60,042,912  $43,698,230
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       1,234        3,113
  Redeemed...................................................................................        (399)        (659)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         835        2,454
                                                                                              ===========  ===========

                                                                                                 TEMPLETON GROWTH
                                                                                                 SECURITIES FUND
                                                                                              ---------------------
                                                                                                 2012        2011
                                                                                              ----------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    8,147  $    (273)
  Net realized gain (loss) on investments....................................................     19,120     22,253
  Change in unrealized appreciation (depreciation) of investments............................    185,071   (117,532)
                                                                                              ----------  ---------

  Net Increase (decrease) in net assets from operations......................................    212,338    (95,552)
                                                                                              ----------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    248,228    493,379
   Transfers between Variable Investment Options including guaranteed interest account, net..   (168,641)   (57,823)
   Transfers for contract benefits and terminations..........................................    (27,574)   (40,035)
   Contract maintenance charges..............................................................       (189)       (65)
                                                                                              ----------  ---------

  Net increase (decrease) in net assets from contractowner transactions......................     51,824    395,456
                                                                                              ----------  ---------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --        (25)
                                                                                              ----------  ---------

INCREASE (DECREASE) IN NET ASSETS............................................................    264,162    299,879
NET ASSETS -- BEGINNING OF PERIOD............................................................    919,307    619,428
                                                                                              ----------  ---------

NET ASSETS -- END OF PERIOD.................................................................. $1,183,469  $ 919,307
                                                                                              ==========  =========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         63         94
  Redeemed...................................................................................        (56)       (57)
                                                                                              ----------  ---------
  Net Increase (Decrease)....................................................................          7         37
                                                                                              ==========  =========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               VAN ECK VIP GLOBAL HARD
                                                                                                     ASSETS FUND
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (149,916) $  (106,617)
  Net realized gain (loss) on investments....................................................   1,438,915      296,077
  Change in unrealized appreciation (depreciation) of investments............................  (1,146,130)  (3,361,488)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................     142,869   (3,172,028)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,752,699    9,670,906
   Transfers between Variable Investment Options including guaranteed interest account, net..      41,352    2,429,370
   Transfers for contract benefits and terminations..........................................    (662,763)    (281,480)
   Contract maintenance charges..............................................................      (3,193)      (1,252)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   3,128,095   11,817,544
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      17,468          310
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,288,432    8,645,826
NET ASSETS -- BEGINNING OF PERIOD............................................................  16,330,485    7,684,659
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $19,618,917  $16,330,485
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS S SHARES
  Issued.....................................................................................         485        1,181
  Redeemed...................................................................................        (207)        (246)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         278          935
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available on January 18, 2011.
(b)Units were made available on February 22, 2011.
(c)Invesco V.I. Diversified Dividend Fund replaced Invesco V.I. Financial Services Fund due to a fund merger on April 29, 2011.
(d)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
(e)EQ/Large Cap Value Index replaced "EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
(f)Units were made available on October 10, 2011.
(g)Invesco Van Kampen V.I. American Franchise Fund replaced Invesco V.I. Leisure Fund due to a fund merger on April 30, 2012. On the same day, Invesco V.I. Leisure fund merged into Invesco V.I. Capital Growth Fund, which was then reanamed Invesco Van Kampen V.I. American Franchise Fund.
(h)Guggenheim VT Multi-Hedge Strategies Fund replaced Guggenheim Alternative Strategies Fund due to a fund merger on July 13, 2012. On the same day, Rydex|SGI VT Alternative Strategies Fund was renamed Guggenheim VT Alternative Strategies Fund.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AllianceBernstein Variable Products Series Fund, Inc. , American Century Variable Portfolios, Inc. , AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc. , EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Guggenheim Variable Insurance Funds, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust , ProFunds, T.Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, "The Trusts"). The Trusts are open-ended management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
  .   Invesco V.I. Diversified Dividend Fund/(1)/
  .   Invesco V.I. Global Real Estate Fund
  .   Invesco V.I. High Yield Fund
  .   Invesco V.I. International Growth Fund
  .   Invesco V.I. Mid Cap Core Equity Fund
  .   Invesco V.I. Small Cap Equity Fund
  .   Invesco Van Kampen V.I. American Franchise Fund

     ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.*
  .   AllianceBernstein VPS Balanced Wealth Strategy Portfolio
  .   AllianceBernstein VPS International Growth Portfolio

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  .   American Century VP Large Company Value Fund
  .   American Century VP Mid Cap Value Fund

     AXA PREMIER VIP TRUST*
  .   AXA Aggressive Allocation
  .   AXA Conservative Allocation
  .   AXA Conservative-Plus Allocation
  .   AXA Moderate Allocation
  .   AXA Moderate-Plus Allocation
  .   Multimanager Aggressive Equity
  .   Multimanager Core Bond
  .   Multimanager International Equity
  .   Multimanager Large Cap Core Equity
  .   Multimanager Large Cap Value
  .   Multimanager Mid Cap Growth
  .   Multimanager Mid Cap Value
  .   Multimanager Multi-Sector Bond
  .   Multimanager Small Cap Growth
  .   Multimanager Small Cap Value
  .   Multimanager Technology

     BLACKROCK VARIABLE SERIES FUNDS, INC.
  .   BlackRock Global Allocation V.I. Fund
  .   BlackRock Large Cap Growth V.I Fund

     EQ ADVISORS TRUST *
  .   All Asset Growth-Alt 20/(2)/
  .   AXA Balanced Strategy
  .   AXA Conservative Growth Strategy
  .   AXA Conservative Strategy
  .   AXA Growth Strategy
  .   AXA Moderate Growth Strategy
  .   AXA Tactical Manager 400
  .   AXA Tactical Manager 500
  .   AXA Tactical Manager 2000
  .   AXA Tactical Manager International
  .   AXA Ultra Conservative Strategy
  .   EQ/AllianceBernstein Dynamic Wealth Strategies
  .   EQ/AllianceBernstein Small Cap Growth
  .   EQ/AXA Franklin Small Cap Value Core
  .   EQ/BlackRock Basic Value Equity
  .   EQ/Boston Advisors Equity Income
  .   EQ/Calvert Socially Responsible
  .   EQ/Capital Guardian Research
  .   EQ/Common Stock Index
  .   EQ/Core Bond Index
  .   EQ/Davis New York Venture
  .   EQ/Equity 500 Index
  .   EQ/Equity Growth PLUS
  .   EQ/Franklin Core Balanced
  .   EQ/Franklin Templeton Allocation
  .   EQ/GAMCO Mergers and Acquisitions
  .   EQ/GAMCO Small Company Value
  .   EQ/Global Bond PLUS
  .   EQ/Global Multi-Sector Equity
  .   EQ/Intermediate Government Bond/(3)/
  .   EQ/International Core PLUS
  .   EQ/International Equity Index
  .   EQ/International ETF
  .   EQ/International Value PLUS
  .   EQ/JPMorgan Value Opportunities
  .   EQ/Large Cap Core PLUS

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

1. Organization (Continued)

 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth
 .   EQ/Mid Cap Index
 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/Mutual Large Cap Equity
 .   EQ/Oppenheimer Global
 .   EQ/PIMCO Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/Templeton Global Equity
 .   EQ/UBS Growth & Income
 .   EQ/Van Kampen Comstock
 .   EQ/Wells Fargo Omega Growth

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Asset Manager: Growth Portfolio
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Freedom 2015 Portfolio
 .   Fidelity(R) VIP Freedom 2020 Portfolio
 .   Fidelity(R) VIP Freedom 2025 Portfolio
 .   Fidelity(R) VIP Freedom 2030 Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio
 .   Fidelity(R) VIP Strategic Income Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Franklin Income Securities Fund
 .   Franklin Strategic Income Securities Fund
 .   Franklin Templeton VIP Founding Funds Allocation Fund
 .   Mutual Shares Securities Fund
 .   Templeton Developing Markets Securities Fund
 .   Templeton Foreign Securities Fund
 .   Templeton Global Bond Securities Fund
 .   Templeton Growth Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST-VARIABLE INSURANCE PORTFOLIOS
 .   Goldman Sachs VIT Mid Cap Value Fund

     GUGGENHEIM VARIABLE INSURANCE FUNDS
 .   Guggenheim VT Global Managed Futures Strategy Fund/(4)/
 .   Guggenheim VT Multi-Hedge Strategies Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Asset Strategy
 .   Ivy Funds VIP Dividend Opportunities
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP Global Natural Resources
 .   Ivy Funds VIP High Income
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Science and Technology
 .   Ivy Funds VIP Small Cap Growth

     LAZARD RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     LORD ABBETT SERIES FUND, INC.
 .   Lord Abbett Series Fund - Bond Debenture Portfolio
 .   Lord Abbett Series Fund - Classic Stock Portfolio
 .   Lord Abbett Series Fund - Growth Opportunities Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Technology Portfolio
 .   MFS(R) Utilities Series

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio
 .   PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio
 .   PIMCO Variable Insurance Trust Real Return Portfolio
 .   PIMCO Variable Insurance Trust Total Return Portfolio

     PROFUNDS
 .   ProFund VP Bear
 .   ProFund VP Biotechnology

     T. ROWE PRICE EQUITY SERIES, INC.
 .   T. Rowe Price Health Sciences Portfolio II

     VAN ECK VIP TRUST
 .   Van Eck VIP Global Hard Assets Fund

  (1)Formerly known as Invesco V.I. Dividend Growth Fund.
  (2)Formerly known as All Asset Allocation.
  (3)Formerly known as EQ/Intermediate Government Bond Index.
  (4)Formerly known as RYDEX|SGI VT Managed Futures Strategy Fund.

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   Note: Separate Account No. 49 also includes twelve Variable Investment Options that have not been offered to the public and for which the financial statements have not been included herein.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

1. Organization (Concluded)


   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Retirement Cornerstone, Structured Capital Strategies, including all contracts issued currently (collectively, the "Contracts"). These annuities in the Accumulator series and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity (NQ) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (QP), an individual retirement annuity (IRA) or a tax-shelter annuity (TSA). The Accumulator series and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense charges, asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of The Trusts and are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded by the Account on the trade date. Dividend income and distributions of net realized gains from The Trusts are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) distributions representing the net realized gains on investment transactions.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable,

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

2. Significant Accounting Policies (Concluded)

   and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46. Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

                                                           PURCHASES      SALES
                                                          ------------ ------------
All Asset Growth-Alt 20.................................. $  2,064,872 $  1,170,928
AllianceBernstein VPS Balanced Wealth Strategy Portfolio.    1,004,179      379,003
AllianceBernstein VPS International Growth Portfolio.....    1,636,380      994,765
American Century VP Large Company Value Fund.............    1,964,755    1,745,302
American Century VP Mid Cap Value Fund...................    3,544,239    1,123,680
AXA Aggressive Allocation................................  155,306,903  406,865,834
AXA Balanced Strategy....................................  355,980,627   65,953,972
AXA Conservative Allocation..............................  397,025,844  439,555,970
AXA Conservative Growth Strategy.........................  180,627,673   51,702,565
AXA Conservative Strategy................................  182,074,920   68,911,975

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Continued)

                                                  PURCHASES        SALES
                                                -------------- --------------
AXA Conservative-Plus Allocation............... $  187,752,420 $  254,486,087
AXA Growth Strategy............................    279,498,202     63,544,370
AXA Moderate Allocation........................    301,309,435    782,736,556
AXA Moderate Growth Strategy...................    653,743,716    149,265,000
AXA Moderate-Plus Allocation...................    323,185,989  1,133,943,307
AXA Tactical Manager 400.......................     16,481,028      5,687,069
AXA Tactical Manager 500.......................     45,092,777     12,641,146
AXA Tactical Manager 2000......................     18,231,638      5,585,968
AXA Tactical Manager International.............     28,576,044     11,180,527
AXA Ultra Conservative Strategy................        944,089        752,444
BlackRock Global Allocation V.I. Fund..........     11,318,968      6,645,852
BlackRock Large Cap Growth V.I Fund............      2,801,499      1,541,286
EQ/AllianceBernstein Dynamic Wealth Strategies.    290,427,189     20,146,998
EQ/AllianceBernstein Small Cap Growth..........     90,375,330     93,087,378
EQ/AXA Franklin Small Cap Value Core...........     28,854,657     37,773,412
EQ/BlackRock Basic Value Equity................     69,783,652    123,883,633
EQ/Boston Advisors Equity Income...............     87,767,008     43,068,226
EQ/Calvert Socially Responsible................      7,113,569      8,836,815
EQ/Capital Guardian Research...................     40,652,233    127,753,137
EQ/Common Stock Index..........................     37,396,694    104,449,692
EQ/Core Bond Index.............................    225,207,272    160,400,922
EQ/Davis New York Venture......................     18,802,488     50,594,661
EQ/Equity 500 Index............................    191,203,883    217,342,311
EQ/Equity Growth PLUS..........................     20,387,852    158,101,050
EQ/Franklin Core Balanced......................    144,952,632     82,299,492
EQ/Franklin Templeton Allocation...............     58,529,132    158,108,032
EQ/GAMCO Mergers and Acquisitions..............     33,925,836     45,298,398
EQ/GAMCO Small Company Value...................    117,246,478    133,004,464
EQ/Global Bond PLUS............................     85,047,870     90,900,182
EQ/Global Multi-Sector Equity..................     41,445,309    130,194,420
EQ/Intermediate Government Bond................    110,505,886    119,262,670
EQ/International Core PLUS.....................     32,335,384     94,302,087
EQ/International Equity Index..................     42,536,807     74,847,202
EQ/International ETF...........................      1,386,634        596,933
EQ/International Value PLUS....................     26,628,374     79,555,284
EQ/JPMorgan Value Opportunities................     22,687,183     53,041,318
EQ/Large Cap Core PLUS.........................     19,920,903     23,532,977
EQ/Large Cap Growth Index......................     57,821,530     72,596,101
EQ/Large Cap Growth PLUS.......................     26,468,673     84,773,207
EQ/Large Cap Value Index.......................     40,374,002     67,334,143
EQ/Large Cap Value PLUS........................     25,279,557    144,525,399
EQ/Lord Abbett Large Cap Core..................     21,369,473     49,727,189
EQ/MFS International Growth....................     72,420,545     62,496,096
EQ/Mid Cap Index...............................     67,480,828     99,748,976
EQ/Mid Cap Value PLUS..........................     28,124,767    129,794,472
EQ/Money Market................................  1,868,285,157  1,906,709,872
EQ/Montag & Caldwell Growth....................     30,351,379     37,778,636
EQ/Morgan Stanley Mid Cap Growth...............     91,269,365    126,402,038
EQ/Mutual Large Cap Equity.....................      9,844,797     33,651,523
EQ/Oppenheimer Global..........................     53,031,559     52,720,721
EQ/PIMCO Ultra Short Bond......................    180,041,409    310,614,232
EQ/Quality Bond PLUS...........................     58,705,994     83,650,984
EQ/Small Company Index.........................     75,175,204     80,122,984

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Continued)

                                                           PURCHASES      SALES
                                                          ------------ ------------
EQ/T. Rowe Price Growth Stock............................ $120,234,723 $ 88,510,162
EQ/Templeton Global Equity...............................   29,631,150   32,572,164
EQ/UBS Growth & Income...................................   23,241,714   23,026,852
EQ/Van Kampen Comstock...................................   32,564,453   46,383,793
EQ/Wells Fargo Omega Growth..............................  180,490,318  121,983,331
Fidelity(R) VIP Asset Manager: Growth Portfolio..........      133,603       89,964
Fidelity(R) VIP Contrafund(R) Portfolio..................    7,222,887    2,994,361
Fidelity(R) VIP Freedom 2015 Portfolio...................      499,456      239,349
Fidelity(R) VIP Freedom 2020 Portfolio...................      200,083       19,554
Fidelity(R) VIP Freedom 2025 Portfolio...................      257,328       38,630
Fidelity(R) VIP Freedom 2030 Portfolio...................      815,377      685,652
Fidelity(R) VIP Mid Cap Portfolio........................    4,037,118    1,845,151
Fidelity(R) VIP Strategic Income Portfolio...............    8,761,192    2,214,994
Franklin Income Securities Fund..........................    4,348,527    1,431,260
Franklin Strategic Income Securities Fund................    6,962,508    2,327,257
Franklin Templeton VIP Founding Funds Allocation Fund....      445,972      236,158
Goldman Sachs VIT Mid Cap Value Fund.....................    2,258,506    1,616,934
Guggenheim VT Global Managed Futures Strategy Fund.......      436,371       94,049
Guggenheim VT Multi-Hedge Strategies Fund................      648,689       66,502
Invesco V.I. Diversified Dividend Fund...................    1,341,446      537,290
Invesco V.I. Global Real Estate Fund.....................    6,423,136    2,420,572
Invesco V.I. High Yield Fund.............................    3,491,310    1,333,506
Invesco V.I. International Growth Fund...................    3,253,928    1,685,540
Invesco V.I. Mid Cap Core Equity Fund....................    1,139,554      657,219
Invesco V.I. Small Cap Equity Fund.......................    1,240,807      823,112
Invesco Van Kampen V.I. American Franchise Fund..........    1,014,946      645,045
Ivy Funds VIP Asset Strategy.............................    5,287,963    2,243,226
Ivy Funds VIP Dividend Opportunities.....................    3,341,451    2,975,951
Ivy Funds VIP Energy.....................................    3,483,639    2,300,709
Ivy Funds VIP Global Natural Resources...................    2,800,665    1,748,054
Ivy Funds VIP High Income................................   15,289,846    7,067,391
Ivy Funds VIP Mid Cap Growth.............................    5,733,765    2,080,250
Ivy Funds VIP Science and Technology.....................    3,919,816    1,579,814
Ivy Funds VIP Small Cap Growth...........................    1,682,189    1,653,507
Lazard Retirement Emerging Markets Equity Portfolio......   13,137,003    4,776,967
Lord Abbett Series Fund - Bond Debenture Portfolio.......    1,767,344      289,376
Lord Abbett Series Fund - Classic Stock Portfolio........      741,555      396,205
Lord Abbett Series Fund - Growth Opportunities Portfolio.      797,985      321,554
MFS(R) International Value Portfolio.....................    6,308,447    2,408,916
MFS(R) Investors Growth Stock Series.....................    1,154,368      735,944
MFS(R) Investors Trust Series............................      995,988      499,029
MFS(R) Technology Portfolio..............................    2,375,767    1,709,274
MFS(R) Utilities Series..................................    4,309,647    1,841,829
Multimanager Aggressive Equity...........................   15,869,222   76,672,283
Multimanager Core Bond...................................  475,012,659  241,939,100
Multimanager International Equity........................   23,680,277   57,003,198
Multimanager Large Cap Core Equity.......................   10,676,372   24,034,357
Multimanager Large Cap Value.............................   18,125,518   59,934,065
Multimanager Mid Cap Growth..............................   34,255,140   55,331,846
Multimanager Mid Cap Value...............................   29,778,465   64,816,101
Multimanager Multi-Sector Bond...........................  110,685,727   95,907,842
Multimanager Small Cap Growth............................   36,438,788   55,114,014
Multimanager Small Cap Value.............................   27,679,085   69,055,873
Multimanager Technology..................................   53,643,801   79,516,045

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Concluded)

                                                                           PURCHASES      SALES
                                                                          ------------ ------------
Mutual Shares Securities Fund............................................ $  1,659,687 $  1,035,551
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio.    6,130,032    1,509,869
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio...........    7,017,913    3,652,914
PIMCO Variable Insurance Trust Real Return Portfolio.....................   22,884,037    7,472,789
PIMCO Variable Insurance Trust Total Return Portfolio....................   31,522,438   10,790,296
ProFund VP Bear..........................................................    2,164,825    2,143,088
ProFund VP Biotechnology.................................................    2,163,651    1,138,933
T. Rowe Price Health Sciences Portfolio..................................    5,620,562    2,293,192
Templeton Developing Markets Securities Fund.............................    1,516,513    1,634,744
Templeton Foreign Securities Fund........................................    1,067,494    1,579,803
Templeton Global Bond Securities Fund....................................   18,170,422    5,503,606
Templeton Growth Securities Fund.........................................      662,248      602,277
Van Eck VIP Global Hard Assets Fund......................................    6,968,972    2,492,508

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options invest in are categorized by the share class of the Portfolio. The shares of Class K held by the Variable Investment Options as of December 31, 2012, are attributable to amounts retained in the Variable Investment Option by AXA Equitable. The amounts retained by AXA Equitable are also held in shares of Class A and B. All share classes are subject to fees for investment management and advisory services and other Trust expenses. Class K units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the Portfolios that are attributable to Class A units or equivalent units, and Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Trusts and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable and its affiliates serve as investment managers of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.10% to a high of 1.40% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AXA Equitable, AXA Advisors or Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0.25% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/AllianceBerstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

5. Expenses and Related Party Transactions (Concluded)


   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

6. Reorganizations

   In 2012, a full reorganization occurred within AIM Variable Insurance Funds (Invesco Variable Insurance Funds), impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax-free exchange, two Variable Investment Options managed by Invesco. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Invesco Van Kampen V.I. American Franchise Fund. On April 30, 2012, Invesco V.I. Leisure Fund exchanged all of its assets and liabilities for equivalent interests in Invesco V.I. Capital Growth Fund, which was renamed Invesco V.I. American Franchise Fund on the same date. For accounting purposes, the reorganization which occurred in 2012 was treated as a merger.

   In 2012, a full reorganization occurred within Guggenheim Variable Insurance Funds, impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax-free exchange, two Variable Investment Options managed by Guggenheim. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Guggenheim VT Multi-Hedge Strategies Fund. On July 13, 2012, Guggenheim VT Alternative Strategies Fund, exchanged all of its assets and liabilities for equivalent interests in Guggenheim VT Multi-Hedge Strategies Fund. On the same date, RYDEXSGI|VT Alternative Futures Fund was renamed Gugggenheim VT Alternative Strategies Fund. For accounting purposes, the reorganization which occurred in 2012 was treated as a merger.

   In 2011, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives.

   In May 2011, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQ Advisors Trust and AXA Premier VIP Trust ( the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes reorganizations which occurred in 2011 were treated as mergers.

   In 2011, a fund reorganization occurred within AIM Variable Insurance Funds (Invesco Variable Insurance Funds), impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax free exchange, two Variable Investment Options managed by Invesco. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Invesco V.I. Dividend Diversified Fund. On April 29, 2011, Invesco V.I. Financial Services Fund exchanged all of its assets and liabilities for equivalent interests in Invesco V.I. Dividend Diversified Fund. For accounting purposes, the reorganization which occurred in 2011 was treated as a merger.

------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO         SURVIVING PORTFOLIO
------------------------------------------------------------------------------------
 APRIL 30, 2012           INVESCO V.I. LEISURE FUND INVESCO VAN KAMPEN V.I. AMERICAN
                                                    FRANCHISE FUND
------------------------------------------------------------------------------------
Shares -- Series II         47,501                    12,041
Value -- Series II        $   9.26                  $  36.53
Net Assets Before Merger  $439,856
Net Assets After Merger   $     --                  $439,856

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

6. Reorganizations (Concluded)

-----------------------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
-----------------------------------------------------------------------------------------------------
 JULY 13, 2012            GUGGENHEIM VT ALTERNATIVE STRATEGIES GUGGENHEIM VT MULTI-HEDGE
                          ALLOCATION FUND                      STRATEGIES FUND
-----------------------------------------------------------------------------------------------------
Shares -- Common Shares         29,947                               24,864
Value -- Common Shares    $      18.54                         $      22.33
Net Assets Before Merger  $    555,220
Net Assets After Merger   $         --                         $    555,220
-----------------------------------------------------------------------------------------------------
 APRIL 29, 2011           INVESCO V.I. FINANCIAL SERVICES FUND INVESCO V.I. DIVERSIFIED DIVIDEND FUND
-----------------------------------------------------------------------------------------------------
Shares -- Series II            175,545                               68,069
Value -- Series II        $       5.89                         $      15.19
Net Assets Before Merger  $  1,033,961                         $         --
Net Assets After Merger   $         --                         $  1,033,961
-----------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH           EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------------
Shares -- Class A               70,733                              124,498
Value -- Class A          $      13.86                         $      17.94
Shares -- Class B           24,750,301                           34,472,013
Value -- Class B          $      13.86                         $      17.57
Net Assets Before Merger  $344,019,522                         $263,887,253
Net Assets After Merger   $         --                         $607,906,775
-----------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/LORD ABBETT GROWTH AND INCOME     EQ/LARGE CAP VALUE INDEX
-----------------------------------------------------------------------------------------------------
Shares -- Class A                   --                              252,280
Value -- Class A                    --                         $       5.63
Shares -- Class B           16,157,268                           52,913,950
Value -- Class B          $      10.68                         $       5.61
Net Assets Before Merger  $172,559,624                         $125,707,972
Net Assets After Merger   $         --                         $298,267,596
-----------------------------------------------------------------------------------------------------

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                                                       ASSET-BASED                 CURRENT   MAXIMUM
                                                        MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                        EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                        ------------- -------------- ------------ --------- ---------

Accumulator and Rollover IRA issued before May 1, 1997.     0.90%          0.30%           --       1.20%     1.20%

Accumulator issued on or after May 1, 1997.............     1.10%          0.25%           --       1.35%     1.35%

Accumulator issued on or after March 1, 2000...........     1.10%          0.25%         0.20%      1.55%     1.55%

Accumulator issued on or after April 1, 2002...........     0.75%          0.25%         0.20%      1.20%     1.20%

Accumulator issued on or after September 15, 2003......     0.75%          0.30%         0.20%      1.25%     1.25%

Accumulator 06, 07, 8.0, 9.0...........................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Elite, Plus, Select........................     1.10%          0.25%         0.25%      1.60%     1.60%

Accumulator Select II..................................     1.10%          0.35%         0.45%      1.90%     1.90%

Accumulator Select issued on or after April 1, 2002....     1.10%          0.25%         0.35%      1.70%     1.70%

Accumulator Plus issued on or after April 1, 2002......     0.90%          0.25%         0.25%      1.40%     1.40%

Accumulator Plus issued on or after September 15, 2003.     0.90%          0.35%         0.25%      1.50%     1.50%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Continued)

                                                                        ASSET-BASED                 CURRENT   MAXIMUM
                                                         MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                         EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                         ------------- -------------- ------------ --------- ---------

Accumulator Plus 06, 07, 8.0, 9.0.......................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator Elite issued on or after September 15, 2003.     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator Elite II....................................     1.10%          0.25%         0.45%      1.80%     1.80%

Accumulator Elite 06, 07, 8.0, 9.0......................     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator 11.0 -- Series B............................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator 11.0 -- Series CP...........................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator 11.0 -- Series L............................     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator 11.0 -- Series C............................     1.10%          0.25%         0.35%      1.70%     1.70%

Stylus..................................................     0.80%          0.30%         0.05%      1.15%     1.15%

Retirement Income for Life..............................     0.75%          0.30%         0.20%      1.25%     1.25%

Retirement Income for Life (NY).........................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Advisor/(1)/................................     0.50%            --            --       0.50%     0.50%

Accumulator Express.....................................     0.70%          0.25%           --       0.95%     0.95%

Retirement Cornerstone Series CP........................     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone Series B.........................     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone Series L.........................     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone Series C.........................     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series B...................     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone 11 -- Series CP..................     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone 11 -- Series C...................     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series L...................     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone 11 -- Series ADV.................     0.35%          0.20%         0.10%      0.65%     0.65%

Structured Capital Strategies Series B/(2)/.............     1.25%            --            --       1.25%     1.25%

Structured Capital Strategies Series ADV/(2)/...........     0.65%            --            --       0.65%     0.65%

Structure Capital Strategies Series C/(2)/..............     1.65%            --            --       1.65%     1.65%

   ----------
  (1)The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.
  (2)Under Structured Capital Strategies Prospectus, Mortality and Expense Risks is referred to as a contract fee.

   Included as part of "Contract Maintenance Charges" in the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.

   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                            WHEN CHARGE
              CHARGES                       IS DEDUCTED                     AMOUNT DEDUCTED                  HOW DEDUCTED
              -------                       -----------                     ---------------                   ------------

Charges for state premium and other  At time of transaction     Varies by state                          Applied to an annuity
applicable taxes                                                                                         payout option

Annual Administrative charge         Annually on each contract  Depending on account value, in Years 1   Unit liquidation from
                                     date anniversary.          to 2 lesser of $30 or 2% of account      account value
                                                                value, thereafter $30

Variable Immediate Annuity payout    At time of transaction     $350 annuity administrative fee          Unit liquidation from
option administrative fee                                                                                account value

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Continued)

                                               WHEN CHARGE
               CHARGES                         IS DEDUCTED                     AMOUNT DEDUCTED
                -------                        -----------                     ---------------

Withdrawal charge                       At time of transaction     LOW - 0% in contract year 10 and
                                                                   thereafter.

                                                                   HIGH - 8% in contract years 1 and 2.
                                                                   The charge is 7% in contract years 3
                                                                   and 4, and declines 1% each contract
                                                                   year until it reaches 0% in contract
                                                                   year 10.

                                                                   *  Note - Depending on the contract
                                                                      and/or certain elections made under
                                                                      the contract, the withdrawal charge
                                                                      may or may not apply.

BaseBuilder benefit charge              Annually on each contract  0.30%
                                        date anniversary.

Protection Plus                         Annually on each contract  LOW - 0.20%
                                        date anniversary.          HIGH - 0.35%.

Guaranteed minimum death benefit
options:

Annual ratchet to age 85                Annually on each contract  LOW - 0.20% of the Annual ratchet to
                                        date anniversary.          age 85 benefit base
                                                                   HIGH - 0.35% of the Annual ratchet to
                                                                   age 85 benefit base

Greater of 4% roll up to age 85 or      Annually on each contract  1.00% of the greater of 4% roll-up to
Annual ratchet to age 85                date anniversary           age 85 or Annual ratchet to age 85
                                                                   benefit base (max to 1.15%)

Greater of 5% rollup to age 85 or       Annually on each contract  LOW - 0.50% of the greater of 5%
annual ratchet to age 85                date anniversary.          roll-up to age 85 or annual ratchet to
                                                                   age 85 benefit base
                                                                   HIGH - 1.00 % of 5% roll-up to age 85
                                                                   or Annual ratchet to age 85 benefit base

6% rollup to age 80 or 70                                          0.20% of 6% roll-up to age 80 (or 70)
                                                                   benefit base

6% rollup to age 85                     Annually on each contract  LOW - 0.35% of the 6% roll-up to age 85
                                        date anniversary.          benefit base
                                                                   HIGH - 0.45% of the 6% roll-up to age
                                                                   85 benefit base

Greater of 6.5%, 6% or 3% rollup to     Annually on each contract  LOW - 0.45% of the 6% roll-up to age 85
age 85 or annual ratchet to age 85      date anniversary.          benefit base or the Annual ratchet to
                                                                   age 85 benefit base,
                                                                   as applicable
                                                                   HIGH - 0.80% of the 6.5%, 6% or 3%
                                                                   roll-up to age 85 benefit base or the
                                                                   Annual ratchet to age 85 benefit base,
                                                                   as applicable

Greater of 5% rollup to owner's age 80                             LOW - 0.80% (max 0.95%) of the 5%
or Annual ratchet to owner's age 80                                roll-up to age 80 benefit base or the
                                                                   annual ratchet benefit base, as
                                                                   applicable
                                                                   HIGH - 1.10% (max 1.25%) of the 5%
                                                                   roll-up to age 80 benefit base or the
                                                                   annual ratchet benefit base, as
                                                                   applicable

Greater of compounded annual roll-up                               LOW - 0.80% (max 0.95%) of the roll-up
to age 85 or annual ratchet to age 85                              to age 85 benefit base or annual
                                                                   ratchet to age 85 benefit base, as
                                                                   applicable
                                                                   HIGH - 0.90% (max 1.05%) of the roll-up
                                                                   to age 85 benefit base or annual
                                                                   ratchet to age 85 benefit base, as
                                                                   applicable

            AMOUNT DEDUCTED                  HOW DEDUCTED
            ---------------                   ------------

LOW - 0% in contract year 10 and         Unit liquidation from
thereafter.                              account value

HIGH - 8% in contract years 1 and 2.
The charge is 7% in contract years 3
and 4, and declines 1% each contract
year until it reaches 0% in contract
year 10.

*  Note - Depending on the contract
   and/or certain elections made under
   the contract, the withdrawal charge
   may or may not apply.

0.30%                                    Unit liquidation from
               account value

LOW - 0.20%                              Unit liquidation from
HIGH - 0.35%.                            account value




LOW - 0.20% of the Annual ratchet to     Unit liquidation from
age 85 benefit base                      account value
HIGH - 0.35% of the Annual ratchet to
age 85 benefit base

1.00% of the greater of 4% roll-up to
age 85 or Annual ratchet to age 85
benefit base (max to 1.15%)

LOW - 0.50% of the greater of 5%         Unit liquidation from
roll-up to age 85 or annual ratchet to   account value
age 85 benefit base
HIGH - 1.00 % of 5% roll-up to age 85
or Annual ratchet to age 85 benefit base

0.20% of 6% roll-up to age 80 (or 70)
benefit base

LOW - 0.35% of the 6% roll-up to age 85  Unit liquidation from
benefit base                             account value
HIGH - 0.45% of the 6% roll-up to age
85 benefit base

LOW - 0.45% of the 6% roll-up to age 85  Unit liquidation from
benefit base or the Annual ratchet to    account value
age 85 benefit base,
as applicable
HIGH - 0.80% of the 6.5%, 6% or 3%
roll-up to age 85 benefit base or the
Annual ratchet to age 85 benefit base,
as applicable

LOW - 0.80% (max 0.95%) of the 5%
roll-up to age 80 benefit base or the
annual ratchet benefit base, as
applicable
HIGH - 1.10% (max 1.25%) of the 5%
roll-up to age 80 benefit base or the
annual ratchet benefit base, as
applicable

LOW - 0.80% (max 0.95%) of the roll-up
to age 85 benefit base or annual
ratchet to age 85 benefit base, as
applicable
HIGH - 0.90% (max 1.05%) of the roll-up
to age 85 benefit base or annual
ratchet to age 85 benefit base, as
applicable

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Concluded)

                                                  WHEN CHARGE
                CHARGES                           IS DEDUCTED                      AMOUNT DEDUCTED
                 -------                          -----------                      ---------------

Greater of death benefit                  Annually on each contract    Current charge 0.95%. Maximum charge
                                          date anniversary             can be increased to 1.10% if the
                                                                       roll-up benefit base to age 85 resets.

Greater of GMDB I                         Annually on each contract    GMDB I election : 1.10% (max 1.25%)
Greater of GMDB II                        date anniversary             GMDB II election: 1.25% (max 1.40%)

Greater of GMIB I                         Annually on each contract    GMIB I election: 1.15% (max 1.30%)
Greater of GMIB II                        date anniversary             GMIB II election: 1.15% (max 1.45%)

Guaranteed Withdrawal Benefit for Life    Annually on each contract    0.30%
Enhanced Death Benefit                    date anniversary

Earnings Enhancement Benefit              Annually on each contract    0.35%
(additional death benefit)                date anniversary

Guaranteed Minimum Income Benefit         Annually on each contract    LOW - 0.45%
                                          date anniversary.            HIGH - 1.15% (max 1.45%)

Guaranteed Principal Benefit              Annually on first 10         LOW - 100% Guaranteed Principal Benefit
                                          contract date anniversaries  - 0.50%
                                                                       HIGH - 125% Guaranteed Principal
                                                                       Benefit - 0.75%

Guaranteed Withdrawal Benefit             Annually on each contract    LOW - 5% Withdrawal Option is 0.35%
                                          date anniversary             HIGH - 7% Withdrawal Option is 0.50%

Net Loan Interest charge for Rollover     Netted against loan          2.00%
                                          repayment

Retirement Income for Life Benefit        Annually on contract date    LOW - 0.60% for Single life
charge                                    anniversary                      0.75% for Joint life
                                                                       HIGH - 0.75% for Single life
                                                                           0.90% for Joint life

Guaranteed Withdrawal Benefit for Life    Annually on each contract    LOW - 0.60% for Single life;
(GWBL)                                    date anniversary                 0.75% for Joint life
                                                                       HIGH - 0.75% for Single life;
                                                                           0.90% for Joint life

Death benefit under converted GWBL        Annually on each contract    The GMDB charge in effect prior to
                                          anniversary date             conversion will be deducted. Note -
                                                                       Charge will vary depending on
                                                                       combination GMDB elections.

Converted Guaranteed withdrawal           Upon initial conversion and  Single and Joint life - charge is equal
benefit for life charge                   annually on each contract    to the percentage of Guaranteed minimum
                                          date anniversary thereafter  income benefit base charge deducted as the Guaranteed minimum income benefit
                                                                       charge on the conversion effective
                                                                       date. Annual ratchets may increase the
                                                                       charge to a percentage equal to the
                                                                       maximum charge for the Guaranteed
                                                                       minimum income benefit.

Charge for each additional transfer in    At time of transaction       Maximum Charge $35 Current Charge $0
excess of 12 transfers per contract year

Special service charges

Express mail charge                       At time of transaction       Current and Maximum Charge: $35


Wire transfer charge                      At time of transaction       Current and Maximum Charge: $90


Duplicate contract charge                 At time of transaction       Current and Maximum Charge: $35


Check preparation charge                  At time of transaction       Maximum Charge: $85. Current charge: $0.


Charge for third party transfer or        At time of transaction       Maximum Charge: $125. Current charge:
exchange                                                               $65.

            AMOUNT DEDUCTED                  HOW DEDUCTED
            ---------------                   ------------

Current charge 0.95%. Maximum charge     Unit liquidation from
can be increased to 1.10% if the         account value
roll-up benefit base to age 85 resets.

GMDB I election : 1.10% (max 1.25%)      Unit liquidation from
GMDB II election: 1.25% (max 1.40%)      account value

GMIB I election: 1.15% (max 1.30%)       Unit liquidation from
GMIB II election: 1.15% (max 1.45%)      account value

0.30%                                    Unit liquidation from
 account value

0.35%                                    Unit liquidation from
 account value

LOW - 0.45%                              Unit liquidation from
HIGH - 1.15% (max 1.45%)                 account value

LOW - 100% Guaranteed Principal Benefit  Unit liquidation from
- 0.50%                                  account value
HIGH - 125% Guaranteed Principal
Benefit - 0.75%

LOW - 5% Withdrawal Option is 0.35%      Unit liquidation from
HIGH - 7% Withdrawal Option is 0.50%     account value

2.00%                                    Unit liquidation from
             account value

LOW - 0.60% for Single life              Unit liquidation from
    0.75% for Joint life                 account value
HIGH - 0.75% for Single life
    0.90% for Joint life

LOW - 0.60% for Single life;             Unit liquidation from
    0.75% for Joint life                 account value
HIGH - 0.75% for Single life;
    0.90% for Joint life

The GMDB charge in effect prior to       Unit liquidation from
conversion will be deducted. Note -      account value
Charge will vary depending on
combination GMDB elections.

Single and Joint life - charge is equal Unit liquidation of to the percentage of Guaranteed minimum account value income benefit base charge deducted as the Guaranteed minimum income benefit charge on the conversion effective date. Annual ratchets may increase the charge to a percentage equal to the maximum charge for the Guaranteed minimum income benefit.

Maximum Charge $35 Current Charge $0     Unit liquidation from
 account value



Current and Maximum Charge: $35          Unit liquidation from
                                         account value

Current and Maximum Charge: $90          Unit liquidation from
                                         account value

Current and Maximum Charge: $35          Unit liquidation from
                                         account value

Maximum Charge: $85. Current charge: $0. Unit liquidation from account value

Maximum Charge: $125. Current charge:    Unit liquidation from
$65.                                     account value

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012


8. Financial Highlights

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ----------------- -------------- ---------
ALL ASSET GROWTH-ALT 20
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)      $12.22           --                 --              --        10.49%
      Highest contract charge 1.70% Class A (l)     $12.07           --                 --              --        10.13%
      All contract charges                              --          429             $5,229            1.59%
2011  Lowest contract charge 1.30% Class A (l)      $11.06           --                 --              --        (4.49)%
      Highest contract charge 1.70% Class A (l)     $10.96           --                 --              --        (4.94)%
      All contract charges                              --          365             $4,020            2.31%
2010  Lowest contract charge 1.30% Class A (l)      $11.58           --                 --              --        13.75%
      Highest contract charge 1.70% Class A (l)     $11.53           --                 --              --        13.37%
      All contract charges                              --          150             $1,728            3.84%
2009  Lowest contract charge 1.30% Class A (l)      $10.18           --                 --              --         0.20%
      Highest contract charge 1.70% Class A (l)     $10.17           --                 --              --         0.10%
      All contract charges                              --           --                 --            0.75%
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (m)      $11.78           --                 --              --        11.87%
      Highest contract charge 1.70% Class B (m)     $11.63           --                 --              --        11.40%
      All contract charges                              --          263             $3,080            2.04%
2011  Lowest contract charge 1.30% Class B (m)      $10.53           --                 --              --        (4.27)%
      Highest contract charge 1.70% Class B (m)     $10.44           --                 --              --        (4.66)%
      All contract charges                              --          209             $2,189            2.01%
2010  Lowest contract charge 1.30% Class B (m)      $11.00           --                 --              --         8.80%
      Highest contract charge 1.70% Class B (m)     $10.95           --                 --              --         8.42%
      All contract charges                              --          184             $2,018            1.04%
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)      $ 9.34           --                 --              --        14.46%
      Highest contract charge 1.70% Class B (m)     $10.47           --                 --              --        13.31%
      All contract charges                              --          456             $4,810            1.50%
2011  Lowest contract charge 0.65% Class B (q)      $ 8.16           --                 --              --       (17.16)%
      Highest contract charge 1.70% Class B (m)     $ 9.24           --                 --              --       (17.50)%
      All contract charges                              --          393             $3,650            2.67%
2010  Lowest contract charge 1.30% Class B (m)      $11.25           --                 --              --        11.17%
      Highest contract charge 1.70% Class B (m)     $11.20           --                 --              --        10.67%
      All contract charges                              --          144             $1,621            0.54%
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class II (m)     $12.64           --                 --              --        14.91%
      Highest contract charge 1.70% Class II (m)    $12.48           --                 --              --        14.39%
      All contract charges                              --          127             $1,609            1.72%
2011  Lowest contract charge 1.30% Class II (m)     $11.00           --                 --              --        (0.45)%
      Highest contract charge 1.70% Class II (m)    $10.91           --                 --              --        (0.82)%
      All contract charges                              --          108             $1,180            1.66%
2010  Lowest contract charge 1.30% Class II (m)     $11.05           --                 --              --         9.30%
      Highest contract charge 1.70% Class II (m)    $11.00           --                 --              --         8.91%
      All contract charges                              --           35             $  385            1.67%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ----------------- -------------- ---------
AMERICAN CENTURY VP MID CAP VALUE FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class II (q)     $12.07             --                 --            --        15.50%
      Highest contract charge 1.70% Class II (l)    $13.68             --                 --            --        14.29%
      All contract charges                              --            701         $    9,649          1.93%
2011  Lowest contract charge 0.65% Class II (q)     $10.45             --                 --            --        (3.24)%
      Highest contract charge 1.70% Class II (l)    $11.97             --                 --            --        (2.52)%
      All contract charges                              --            550         $    6,610          1.36%
2010  Lowest contract charge 1.30% Class II (l)     $12.34             --                 --            --        17.41%
      Highest contract charge 1.70% Class II (l)    $12.28             --                 --            --        16.95%
      All contract charges                              --            216         $    2,654          3.23%
2009  Lowest contract charge 1.30% Class II (l)     $10.51             --                 --            --         1.55%
      Highest contract charge 1.70% Class II (l)    $10.50             --                 --            --         1.45%
      All contract charges                              --             --         $        1          1.80%
AXA AGGRESSIVE ALLOCATION
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)      $11.81             --                 --            --        12.69%
      Highest contract charge 1.70% Class A (l)     $11.66             --                 --            --        12.22%
      All contract charges                              --          1,253         $   14,748          0.83%
2011  Lowest contract charge 1.30% Class A (l)      $10.48             --                 --            --        (8.47)%
      Highest contract charge 1.70% Class A (l)     $10.39             --                 --            --        (8.86)%
      All contract charges                              --          1,194         $   12,486          1.24%
2010  Lowest contract charge 1.30% Class A (l)      $11.45             --                 --            --        11.93%
      Highest contract charge 1.70% Class A (l)     $11.40             --                 --            --        11.44%
      All contract charges                              --            686         $    7,851          1.55%
2009  Lowest contract charge 1.30% Class A (l)      $10.23             --                 --            --         0.29%
      Highest contract charge 1.70% Class A (l)     $10.23             --                 --            --         0.39%
      All contract charges                              --              3         $       29            --
AXA AGGRESSIVE ALLOCATION
      Unit Value 1.15% to 1.90%*
2012  Lowest contract charge 1.15% Class B          $12.12             --                 --            --        12.85%
      Highest contract charge 1.90% Class B         $11.33             --                 --            --        12.07%
      All contract charges                              --        208,959         $2,632,730          0.83%
2011  Lowest contract charge 1.15% Class B          $10.74             --                 --            --        (8.60)%
      Highest contract charge 1.90% Class B         $10.11             --                 --            --        (9.33)%
      All contract charges                              --        231,299         $2,591,021          1.24%
2010  Lowest contract charge 0.50% Class B          $12.29             --                 --            --        12.55%
      Highest contract charge 1.90% Class B         $11.15             --                 --            --        10.95%
      All contract charges                              --        250,059         $3,071,781          1.55%
2009  Lowest contract charge 0.50% Class B          $10.92             --                 --            --        26.71%
      Highest contract charge 1.90% Class B         $10.05             --                 --            --        24.82%
      All contract charges                              --        264,282         $2,913,632          1.00%
2008  Lowest contract charge 0.50% Class B          $ 8.62             --                 --            --       (39.51)%
      Highest contract charge 1.90% Class B         $ 8.05             --                 --            --       (40.33)%
      All contract charges                              --        249,764         $2,198,545          1.66%
AXA BALANCED STRATEGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (k)      $11.31             --                 --            --         7.10%
      Highest contract charge 1.70% Class B (k)     $11.17             --                 --            --         6.69%
      All contract charges                              --        102,120         $1,228,875          0.83%
2011  Lowest contract charge 1.30% Class B (k)      $10.56             --                 --            --        (3.65)%
      Highest contract charge 1.70% Class B (k)     $10.47             --                 --            --        (4.03)%
      All contract charges                              --         77,122         $  864,298          1.41%
2010  Lowest contract charge 1.30% Class B (k)      $10.96             --                 --            --         8.62%
      Highest contract charge 1.70% Class B (k)     $10.91             --                 --            --         8.13%
      All contract charges                              --         43,235         $  508,706          2.00%
2009  Lowest contract charge 1.30% Class B (k)      $10.09             --                 --            --        (0.30)%
      Highest contract charge 1.70% Class B (k)     $10.09             --                 --            --        (0.20)%
      All contract charges                              --          8,275         $   93,171          2.87%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
AXA CONSERVATIVE ALLOCATION
      Unit Value 1.15% to 1.90%*
2012  Lowest contract charge 1.15% Class B         $12.11             --                 --            --         3.42%
      Highest contract charge 1.90% Class B        $11.32             --                 --            --         2.63%
      All contract charges                             --        166,195         $2,017,786          0.84%
2011  Lowest contract charge 1.15% Class B         $11.71             --                 --            --         0.69%
      Highest contract charge 1.90% Class B        $11.03             --                 --            --         0.00%
      All contract charges                             --        170,929         $2,014,227          1.74%
2010  Lowest contract charge 1.15% Class B         $12.16             --                 --            --         6.67%
      Highest contract charge 1.90% Class B        $11.03             --                 --            --         5.25%
      All contract charges                             --        167,849         $1,970,907          2.11%
2009  Lowest contract charge 0.50% Class B         $11.40             --                 --            --         9.27%
      Highest contract charge 1.90% Class B        $10.48             --                 --            --         7.76%
      All contract charges                             --        170,307         $1,893,018          2.38%
2008  Lowest contract charge 0.50% Class B         $10.43             --                 --            --       (11.46)%
      Highest contract charge 1.90% Class B        $ 9.73             --                 --            --       (12.74)%
      All contract charges                             --        130,528         $1,340,728          6.68%
AXA CONSERVATIVE GROWTH STRATEGY
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (k)     $10.41             --                 --            --         6.55%
      Highest contract charge 1.70% Class B (k)    $11.02             --                 --            --         5.45%
      All contract charges                             --         52,553         $  617,051          0.85%
2011  Lowest contract charge 1.30% Class B (k)     $10.55             --                 --            --        (2.68)%
      Highest contract charge 1.70% Class B (k)    $10.45             --                 --            --        (3.15)%
      All contract charges                             --         41,147         $  456,027          1.49%
2010  Lowest contract charge 1.30% Class B (k)     $10.84             --                 --            --         7.75%
      Highest contract charge 1.70% Class B (k)    $10.79             --                 --            --         7.36%
      All contract charges                             --         24,643         $  283,665          1.91%
2009  Lowest contract charge 1.30% Class B (k)     $10.06             --                 --            --        (0.40)%
      Highest contract charge 1.70% Class B (k)    $10.05             --                 --            --        (0.40)%
      All contract charges                             --          4,833         $   53,791          3.54%
AXA CONSERVATIVE STRATEGY
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)     $10.24             --                 --            --         3.75%
      Highest contract charge 1.70% Class B (k)    $10.70             --                 --            --         2.69%
      All contract charges                             --         38,516         $  430,809          0.91%
2011  Lowest contract charge 0.65% Class B (q)     $ 9.87             --                 --            --        (0.50)%
      Highest contract charge 1.70% Class B (k)    $10.42             --                 --            --        (0.95)%
      All contract charges                             --         28,161         $  305,265          1.76%
2010  Lowest contract charge 1.30% Class B (k)     $10.57             --                 --            --         5.91%
      Highest contract charge 1.70% Class B (k)    $10.52             --                 --            --         5.41%
      All contract charges                             --         15,143         $  166,345          2.01%
2009  Lowest contract charge 1.30% Class B (k)     $ 9.98             --                 --            --        (0.70)%
      Highest contract charge 1.70% Class B (k)    $ 9.98             --                 --            --        (0.70)%
      All contract charges                             --          3,109         $   33,065          4.46%
AXA CONSERVATIVE-PLUS ALLOCATION
      Unit Value 1.15% to 1.90%*
2012  Lowest contract charge 1.15% Class B         $12.06             --                 --            --         6.16%
      Highest contract charge 1.90% Class B        $11.27             --                 --            --         5.33%
      All contract charges                             --        135,588         $1,663,753          0.80%
2011  Lowest contract charge 1.15% Class B         $11.36             --                 --            --        (1.82)%
      Highest contract charge 1.90% Class B        $10.70             --                 --            --        (2.55)%
      All contract charges                             --        141,974         $1,647,589          1.50%
2010  Lowest contract charge 0.50% Class B         $12.11             --                 --            --         8.51%
      Highest contract charge 1.90% Class B        $10.98             --                 --            --         7.02%
      All contract charges                             --        149,637         $1,775,692          1.99%
2009  Lowest contract charge 0.50% Class B         $11.16             --                 --            --        13.83%
      Highest contract charge 1.90% Class B        $10.26             --                 --            --        12.28%
      All contract charges                             --        152,280         $1,682,551          1.98%
2008  Lowest contract charge 0.50% Class B         $ 9.80             --                 --            --       (19.80)%
      Highest contract charge 1.90% Class B        $ 9.14             --                 --            --       (21.00)%
      All contract charges                             --        126,714         $1,241,651          3.99%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
AXA GROWTH STRATEGY
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (k)     $10.64             --                 --            --        10.49%
      Highest contract charge 1.70% Class B (k)    $11.45             --                 --            --         9.26%
      All contract charges                             --         77,432         $1,024,880          0.82%
2011  Lowest contract charge 1.30% Class B (k)     $10.57             --                 --            --        (5.62)%
      Highest contract charge 1.70% Class B (k)    $10.48             --                 --            --        (6.01)%
      All contract charges                             --         60,162         $  726,066          1.28%
2010  Lowest contract charge 1.30% Class B (k)     $11.20             --                 --            --        10.24%
      Highest contract charge 1.70% Class B (k)    $11.15             --                 --            --         9.74%
      All contract charges                             --         44,484         $  517,788          1.51%
2009  Lowest contract charge 1.30% Class B (k)     $10.16             --                 --            --         0.00%
      Highest contract charge 1.70% Class B (k)    $10.16             --                 --            --         0.00%
      All contract charges                             --         16,690         $  196,220          1.94%
AXA MODERATE ALLOCATION
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $11.39             --                 --            --         7.45%
      Highest contract charge 1.70% Class A (l)    $11.24             --                 --            --         6.95%
      All contract charges                             --          3,113         $   35,339          0.76%
2011  Lowest contract charge 1.30% Class A (l)     $10.60             --                 --            --        (3.46)%
      Highest contract charge 1.70% Class A (l)    $10.51             --                 --            --        (3.84)%
      All contract charges                             --          2,717         $   28,735          1.47%
2010  Lowest contract charge 1.30% Class A (l)     $10.98             --                 --            --         8.71%
      Highest contract charge 1.70% Class A (l)    $10.93             --                 --            --         8.33%
      All contract charges                             --          1,305         $   14,308          2.12%
2009  Lowest contract charge 1.30% Class A (l)     $10.10             --                 --            --         0.20%
      Highest contract charge 1.70% Class A (l)    $10.09             --                 --            --         0.20%
      All contract charges                             --              2         $       24          1.45%
AXA MODERATE ALLOCATION
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $56.09             --                 --            --         7.76%
      Highest contract charge 1.90% Class B        $43.26             --                 --            --         6.71%
      All contract charges                             --        427,347         $6,699,656          0.76%
2011  Lowest contract charge 0.95% Class B         $52.05             --                 --            --        (3.31)%
      Highest contract charge 1.90% Class B        $40.54             --                 --            --        (4.23)%
      All contract charges                             --        460,615         $6,742,287          1.47%
2010  Lowest contract charge 0.50% Class B         $60.28             --                 --            --         9.36%
      Highest contract charge 1.90% Class B        $42.33             --                 --            --         7.82%
      All contract charges                             --        494,825         $7,532,763          2.12%
2009  Lowest contract charge 0.50% Class B         $55.12             --                 --            --        16.43%
      Highest contract charge 1.90% Class B        $39.26             --                 --            --        14.80%
      All contract charges                             --        509,246         $7,164,791          1.45%
2008  Lowest contract charge 0.50% Class B         $47.34             --                 --            --       (24.86)%
      Highest contract charge 1.90% Class B        $34.20             --                 --            --       (25.91)%
      All contract charges                             --        438,140         $5,361,993          4.05%
AXA MODERATE GROWTH STRATEGY
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)     $10.57             --                 --            --         9.08%
      Highest contract charge 1.70% Class B (k)    $11.32             --                 --            --         8.02%
      All contract charges                             --        245,253         $2,970,451          0.75%
2011  Lowest contract charge 0.65% Class B (q)     $ 9.69             --                 --            --        (5.65)%
      Highest contract charge 1.70% Class B (k)    $10.48             --                 --            --        (4.99)%
      All contract charges                             --        201,465         $2,244,950          1.33%
2010  Lowest contract charge 1.30% Class B (k)     $11.08             --                 --            --         9.38%
      Highest contract charge 1.70% Class B (k)    $11.03             --                 --            --         8.99%
      All contract charges                             --        106,632         $1,269,198          1.99%
2009  Lowest contract charge 1.30% Class B (k)     $10.13             --                 --            --        (0.10)%
      Highest contract charge 1.70% Class B (k)    $10.12             --                 --            --        (0.20)%
      All contract charges                             --         18,371         $  214,806          2.33%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
AXA MODERATE-PLUS ALLOCATION
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $11.61             --                  --           --        10.05%
      Highest contract charge 1.70% Class A (l)    $11.47             --                  --           --         9.66%
      All contract charges                             --          2,788         $    32,283         0.77%
2011  Lowest contract charge 1.30% Class A (l)     $10.55             --                  --           --        (5.97)%
      Highest contract charge 1.70% Class A (l)    $10.46             --                  --           --        (6.36)%
      All contract charges                             --          2,878         $    30,294         1.37%
2010  Lowest contract charge 1.30% Class A (l)     $11.22             --                  --           --        10.32%
      Highest contract charge 1.70% Class A (l)    $11.17             --                  --           --         9.94%
      All contract charges                             --          1,401         $    15,700         1.70%
2009  Lowest contract charge 1.30% Class A (l)     $10.17             --                  --           --         0.10%
      Highest contract charge 1.70% Class A (l)    $10.16             --                  --           --         0.10%
      All contract charges                             --             33         $       334         1.36%
AXA MODERATE-PLUS ALLOCATION
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $12.64             --                  --           --        10.49%
      Highest contract charge 1.90% Class B        $11.60             --                  --           --         9.33%
      All contract charges                             --        729,463         $ 9,511,209         0.77%
2011  Lowest contract charge 0.95% Class B         $11.44             --                  --           --        (5.84)%
      Highest contract charge 1.90% Class B        $10.61             --                  --           --        (6.68)%
      All contract charges                             --        799,917         $ 9,493,247         1.37%
2010  Lowest contract charge 0.50% Class B         $12.54             --                  --           --        10.97%
      Highest contract charge 1.90% Class B        $11.37             --                  --           --         9.43%
      All contract charges                             --        866,067         $10,977,390         1.70%
2009  Lowest contract charge 0.50% Class B         $11.30             --                  --           --        21.35%
      Highest contract charge 1.90% Class B        $10.39             --                  --           --        19.61%
      All contract charges                             --        908,945         $10,483,044         1.36%
2008  Lowest contract charge 0.50% Class B         $ 9.31             --                  --           --       (32.14)%
      Highest contract charge 1.90% Class B        $ 8.69             --                  --           --       (33.05)%
      All contract charges                             --        853,511         $ 8,197,686         2.40%
AXA TACTICAL MANAGER 400
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)     $11.19             --                  --           --        15.72%
      Highest contract charge 1.70% Class B (l)    $13.04             --                  --           --        14.49%
      All contract charges                             --          4,830         $    63,475         0.23%
2011  Lowest contract charge 0.65% Class B (q)     $ 9.67             --                  --           --       (11.93)%
      Highest contract charge 1.70% Class B (l)    $11.39             --                  --           --        (9.75)%
      All contract charges                             --          3,936         $    45,056         0.05%
2010  Lowest contract charge 1.30% Class B (l)     $12.68             --                  --           --        21.34%
      Highest contract charge 1.70% Class B (l)    $12.62             --                  --           --        20.88%
      All contract charges                             --          1,775         $    22,475           --
2009  Lowest contract charge 1.30% Class B (l)     $10.45             --                  --           --         1.65%
      Highest contract charge 1.70% Class B (l)    $10.44             --                  --           --         1.66%
      All contract charges                             --              7         $        75         0.01%
AXA TACTICAL MANAGER 500
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)     $11.25             --                  --           --        14.10%
      Highest contract charge 1.70% Class B (l)    $12.05             --                  --           --        12.83%
      All contract charges                             --         12,550         $   152,404         0.63%
2011  Lowest contract charge 0.65% Class B (q)     $ 9.86             --                  --           --        (7.24)%
      Highest contract charge 1.70% Class B (l)    $10.68             --                  --           --        (5.40)%
      All contract charges                             --          9,807         $   105,270         0.61%
2010  Lowest contract charge 1.30% Class B (l)     $11.34             --                  --           --        10.85%
      Highest contract charge 1.70% Class B (l)    $11.29             --                  --           --        10.36%
      All contract charges                             --          4,542         $    51,399         0.65%
2009  Lowest contract charge 1.30% Class B (l)     $10.23             --                  --           --         0.00%
      Highest contract charge 1.70% Class B (l)    $10.23             --                  --           --         0.00%
      All contract charges                             --             25         $       261         0.03%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                   UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                   ---------- ----------------- ----------------- -------------- ---------
AXA TACTICAL MANAGER 2000
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)       $10.89            --                 --             --        14.75%
      Highest contract charge 1.70% Class B (l)      $13.00            --                 --             --        13.44%
      All contract charges                               --         5,328           $ 69,826           0.33%
2011  Lowest contract charge 0.65% Class B (q)       $ 9.49            --                 --             --       (13.81)%
      Highest contract charge 1.70% Class B (l)      $11.46            --                 --             --       (12.05)%
      All contract charges                               --         4,308           $ 49,629           0.03%
2010  Lowest contract charge 1.30% Class B (l)       $13.09            --                 --             --        21.77%
      Highest contract charge 1.70% Class B (l)      $13.03            --                 --             --        21.32%
      All contract charges                               --         1,905           $ 24,898           0.08%
2009  Lowest contract charge 1.30% Class B (l)       $10.75            --                 --             --         2.76%
      Highest contract charge 1.70% Class B (l)      $10.74            --                 --             --         2.58%
      All contract charges                               --             7           $     78           0.01%
AXA TACTICAL MANAGER INTERNATIONAL
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)       $ 9.47            --                 --             --        15.77%
      Highest contract charge 1.70% Class B (l)      $ 9.73            --                 --             --        14.61%
      All contract charges                               --        11,384           $111,566           0.65%
2011  Lowest contract charge 0.65% Class B (q)       $ 8.18            --                 --             --       (19.09)%
      Highest contract charge 1.70% Class B (l)      $ 8.49            --                 --             --       (17.41)%
      All contract charges                               --         9,274           $ 79,116           1.87%
2010  Lowest contract charge 1.30% Class B (l)       $10.33            --                 --             --         3.30%
      Highest contract charge 1.70% Class B (l)      $10.28            --                 --             --         2.90%
      All contract charges                               --         4,133           $ 42,628           1.38%
2009  Lowest contract charge 1.30% Class B (l)       $10.00            --                 --             --        (0.20)%
      Highest contract charge 1.70% Class B (l)      $ 9.99            --                 --             --        (0.30)%
      All contract charges                               --             8           $     81           0.05%
AXA ULTRA CONSERVATIVE STRATEGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (v)       $10.09            --                 --             --         0.40%
      Highest contract charge 1.70% Class B (v)      $10.04            --                 --             --           --
      All contract charges                               --            19           $    193           0.65%
2011  Lowest contract charge 1.30% Class B (v)       $10.05            --                 --             --         0.50%
      Highest contract charge 1.30% Class B (v)      $10.05            --                 --             --         0.50%
      All contract charges                               --            --                 --           0.42%
BLACKROCK GLOBAL ALLOCATION V.I. FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class III (q)     $10.51            --                 --             --         9.25%
      Highest contract charge 1.70% Class III (l)    $11.19            --                 --             --         8.12%
      All contract charges                               --         3,309           $ 37,314           1.52%
2011  Lowest contract charge 0.65% Class III (q)     $ 9.62            --                 --             --        (5.59)%
      Highest contract charge 1.70% Class III (l)    $10.35            --                 --             --        (5.31)%
      All contract charges                               --         2,891           $ 30,083           3.14%
2010  Lowest contract charge 1.30% Class III (l)     $10.98            --                 --             --         8.39%
      Highest contract charge 1.70% Class III (l)    $10.93            --                 --             --         7.90%
      All contract charges                               --         1,831           $ 20,063           2.23%
2009  Lowest contract charge 1.30% Class III (l)     $10.13            --                 --             --        (0.49)%
      Lowest contract charge 1.70% Class III (l)     $10.13            --                 --             --        (0.39)%
      All contract charges                               --            63           $    644           1.59%
BLACKROCK LARGE CAP GROWTH V.I. FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class III (q)     $12.04            --                 --             --        14.02%
      Highest contract charge 1.70% Class III (m)    $13.18            --                 --             --        12.84%
      All contract charges                               --           490           $  6,519           1.21%
2011  Lowest contract charge 0.65% Class III (q)     $10.56            --                 --             --        (2.22)%
      Highest contract charge 1.70% Class III (m)    $11.68            --                 --             --         0.60%
      All contract charges                               --           429           $  5,041           0.95%
2010  Lowest contract charge 1.30% Class III (m)     $11.67            --                 --             --        13.63%
      Highest contract charge 1.70% Class III (m)    $11.61            --                 --             --        13.16%
      All contract charges                               --           158           $  1,845           1.10%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (r)     $10.24            --                 --             --         7.00%
      Highest contract charge 1.70% Class B (r)    $10.04            --                 --             --         5.91%
      All contract charges                             --        33,558           $338,311           0.61%
2011  Lowest contract charge 1.30% Class B (r)     $ 9.51            --                 --             --        (4.90)%
      Highest contract charge 1.70% Class B (r)    $ 9.48            --                 --             --        (5.20)%
      All contract charges                             --         5,946           $ 56,477             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $12.24            --                 --             --        14.82%
      Highest contract charge 1.70% Class A (l)    $15.66            --                 --             --        13.64%
      All contract charges                             --           407           $  6,446           0.22%
2011  Lowest contract charge 0.65% Class A (q)     $10.66            --                 --             --        (4.65)%
      Highest contract charge 1.70% Class A (l)    $13.78            --                 --             --        (2.13)%
      All contract charges                             --           258           $  3,572             --
2010  Lowest contract charge 1.30% Class A (l)     $14.14            --                 --             --        31.78%
      Highest contract charge 1.70% Class A (l)    $14.08            --                 --             --        31.34%
      All contract charges                             --           168           $  2,379             --
2009  Lowest contract charge 1.30% Class A (l)     $10.73            --                 --             --         3.27%
      Highest contract charge 1.70% Class A (l)    $10.72            --                 --             --         3.18%
      All contract charges                             --            --           $      2           0.02%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $23.92            --                 --             --        14.45%
      Highest contract charge 1.90% Class B        $20.57            --                 --             --        13.40%
      All contract charges                             --        23,849           $463,084           0.22%
2011  Lowest contract charge 0.95% Class B         $20.90            --                 --             --        (1.55)%
      Highest contract charge 1.90% Class B        $18.14            --                 --             --        (2.53)%
      All contract charges                             --        25,346           $432,523             --
2010  Lowest contract charge 0.50% Class B         $22.59            --                 --             --        32.57%
      Highest contract charge 1.90% Class B        $18.61            --                 --             --        30.69%
      All contract charges                             --        26,419           $462,036             --
2009  Lowest contract charge 0.50% Class B         $17.04            --                 --             --        35.03%
      Highest contract charge 1.90% Class B        $14.24            --                 --             --        33.07%
      All contract charges                             --        25,519           $342,139           0.02%
2008  Lowest contract charge 0.50% Class B         $12.62            --                 --             --       (44.94)%
      Highest contract charge 1.90% Class B        $10.70            --                 --             --       (45.71)%
      All contract charges                             --        27,869           $280,414             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $13.41            --                 --             --        15.31%
      Highest contract charge 1.70% Class A (l)    $13.24            --                 --             --        14.83%
      All contract charges                             --           163           $  2,174           0.70%
2011  Lowest contract charge 1.30% Class A (l)     $11.63            --                 --             --       (10.54)%
      Highest contract charge 1.70% Class A (l)    $11.53            --                 --             --       (10.90)%
      All contract charges                             --           170           $  1,967           0.14%
2010  Lowest contract charge 1.30% Class A (l)     $13.00            --                 --             --        22.99%
      Highest contract charge 1.70% Class A (l)    $12.94            --                 --             --        22.42%
      All contract charges                             --           109           $  1,418           0.19%
2009  Lowest contract charge 1.30% Class A (l)     $10.57            --                 --             --         1.44%
      Highest contract charge 1.70% Class A (l)    $10.57            --                 --             --         1.54%
      All contract charges                             --            --                 --           1.03%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.20% to 1.70%*
2012  Lowest contract charge 1.20% Class B         $10.31            --                 --             --        15.32%
      Highest contract charge 1.70% Class B        $ 9.99            --                 --             --        14.83%
      All contract charges                             --        13,174           $133,342           0.70%
2011  Lowest contract charge 1.20% Class B         $ 8.94            --                 --             --       (10.60)%
      Highest contract charge 1.90% Class B        $ 8.60            --                 --             --       (11.34)%
      All contract charges                             --        14,016           $123,318           0.14%
2010  Lowest contract charge 0.50% Class B         $10.31            --                 --             --        23.62%
      Highest contract charge 1.90% Class B        $ 9.70            --                 --             --        21.86%
      All contract charges                             --        13,485           $133,212           0.19%
2009  Lowest contract charge 0.50% Class B         $ 8.34            --                 --             --        27.51%
      Highest contract charge 1.90% Class B        $ 7.96            --                 --             --        25.69%
      All contract charges                             --        12,629           $101,917           1.03%
2008  Lowest contract charge 0.50% Class B         $ 6.54                                                       (33.67)%
      Highest contract charge 1.90% Class B        $ 6.33                                                       (34.61)%
      All contract charges                             --        11,658           $ 74,460           1.06%
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $11.40            --                 --             --        12.87%
      Highest contract charge 1.70% Class A (l)    $12.22            --                 --             --        11.70%
      All contract charges                             --         2,719           $ 33,523           1.53%
2011  Lowest contract charge 0.65% Class A (q)     $10.10            --                 --             --        (6.57)%
      Highest contract charge 1.70% Class A (l)    $10.94            --                 --             --        (4.54)%
      All contract charges                             --         2,342           $ 25,770           1.26%
2010  Lowest contract charge 1.30% Class A (l)     $11.51            --                 --             --        11.10%
      Highest contract charge 1.70% Class A (l)    $11.46            --                 --             --        10.62%
      All contract charges                             --         1,070           $ 12,298           1.30%
2009  Lowest contract charge 1.30% Class A (l)     $10.36            --                 --             --         0.68%
      Highest contract charge 1.70% Class A (l)    $10.36            --                 --             --         0.68%
      All contract charges                             --            --           $      3           2.75%
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $24.55            --                 --             --        12.56%
      Highest contract charge 1.90% Class B        $21.11            --                 --             --        11.46%
      All contract charges                             --        52,872           $864,580           1.53%
2011  Lowest contract charge 0.95% Class B         $21.81            --                 --             --        (4.05)%
      Highest contract charge 1.90% Class B        $18.94            --                 --             --        (4.92)%
      All contract charges                             --        56,317           $826,492           1.26%
2010  Lowest contract charge 0.50% Class B         $24.18            --                 --             --        11.74%
      Highest contract charge 1.90% Class B        $19.92            --                 --             --        10.12%
      All contract charges                             --        54,746           $848,219           1.30%
2009  Lowest contract charge 0.50% Class B         $21.64            --                 --             --        29.60%
      Highest contract charge 1.90% Class B        $18.09            --                 --             --        27.82%
      All contract charges                             --        52,534           $745,364           2.75%
2008  Lowest contract charge 0.50% Class B         $16.70            --                 --             --       (36.86)%
      Highest contract charge 1.90% Class B        $14.15            --                 --             --       (37.77)%
      All contract charges                             --        46,485           $522,247           1.73%
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $13.31            --                 --             --        16.24%
      Highest contract charge 1.70% Class A (l)    $13.14            --                 --             --        15.77%
      All contract charges                             --           439           $  5,807           2.13%
2011  Lowest contract charge 1.30% Class A (l)     $11.45            --                 --             --        (1.46)%
      Highest contract charge 1.70% Class A (l)    $11.35            --                 --             --        (1.90)%
      All contract charges                             --           221           $  2,525           1.90%
2010  Lowest contract charge 1.30% Class A (l)     $11.62            --                 --             --        14.48%
      Highest contract charge 1.70% Class A (l)    $11.57            --                 --             --        14.10%
      All contract charges                             --            77           $    889           2.49%
2009  Lowest contract charge 1.30% Class A (l)     $10.15            --                 --             --        (0.39)%
      Highest contract charge 1.70% Class A (l)    $10.14            --                 --             --        (0.39)%
      All contract charges                             --            --                 --           2.55%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $ 7.03            --                 --             --        16.58%
      Highest contract charge 1.90% Class B        $ 6.13            --                 --             --        15.44%
      All contract charges                             --        53,849           $285,945           2.13%
2011  Lowest contract charge 0.95% Class B         $ 6.03            --                 --             --        (1.31)%
      Highest contract charge 1.90% Class B        $ 5.31            --                 --             --        (2.39)%
      All contract charges                             --        46,896           $212,989           1.90%
2010  Lowest contract charge 0.50% Class B         $ 6.45            --                 --             --        15.18%
      Highest contract charge 1.90% Class B        $ 5.44            --                 --             --        13.57%
      All contract charges                             --        45,605           $214,535           2.49%
2009  Lowest contract charge 0.50% Class B         $ 5.60            --                 --             --        10.97%
      Highest contract charge 1.90% Class B        $ 4.79            --                 --             --         9.34%
      All contract charges                             --        43,320           $182,082           2.55%
2008  Lowest contract charge 0.50% Class B         $ 5.05            --                 --             --       (32.67)%
      Highest contract charge 1.90% Class B        $ 4.38            --                 --             --       (33.54)%
      All contract charges                             --        39,344           $157,390           2.44%
EQ/CALVERT SOCIALLY RESPONSIBLE
      Unit Value 1.20% to 1.80%*
2012  Lowest contract charge 1.20% Class B         $ 9.00            --                 --             --        15.24%
      Highest contract charge 1.80% Class B        $ 8.30            --                 --             --        14.64%
      All contract charges                             --         4,542           $ 47,200           0.98%
2011  Lowest contract charge 1.20% Class B         $ 7.81            --                 --             --        (0.89)%
      Highest contract charge 1.80% Class B        $ 7.24            --                 --             --        (1.50)%
      All contract charges                             --         4,681           $ 42,315           0.35%
2010  Lowest contract charge 0.50% Class B         $ 8.54            --                 --             --        11.93%
      Highest contract charge 1.90% Class B        $ 7.27            --                 --             --        10.49%
      All contract charges                             --         5,101           $ 46,879           0.05%
2009  Lowest contract charge 0.50% Class B         $ 7.63            --                 --             --        30.12%
      Highest contract charge 1.90% Class B        $ 6.58            --                 --             --        28.35%
      All contract charges                             --         5,534           $ 45,654           0.24%
2008  Lowest contract charge 0.50% Class B         $ 5.86            --                 --             --       (45.44)%
      Highest contract charge 1.90% Class B        $ 5.13            --                 --             --       (46.23)%
      All contract charges                             --         5,674           $ 36,090           0.30%
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $14.23            --                 --             --        15.88%
      Highest contract charge 1.70% Class A (l)    $14.05            --                 --             --        15.35%
      All contract charges                             --           146           $  2,073           0.89%
2011  Lowest contract charge 1.30% Class A (l)     $12.28            --                 --             --         2.85%
      Highest contract charge 1.70% Class A (l)    $12.18            --                 --             --         2.53%
      All contract charges                             --            90           $  1,098           0.71%
2010  Lowest contract charge 1.30% Class A (l)     $11.94            --                 --             --        14.59%
      Highest contract charge 1.70% Class A (l)    $11.88            --                 --             --        14.12%
      All contract charges                             --            50           $    602           0.74%
2009  Lowest contract charge 1.30% Class A (l)     $10.42            --                 --             --         1.56%
      Highest contract charge 1.70% Class A (l)    $10.41            --                 --             --         1.56%
      All contract charges                             --            --                 --           1.14%
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $14.52            --                 --             --        16.25%
      Highest contract charge 1.90% Class B        $12.73            --                 --             --        15.20%
      All contract charges                             --        63,706           $880,226           0.89%
2011  Lowest contract charge 0.95% Class B         $12.49            --                 --             --         3.05%
      Highest contract charge 1.90% Class B        $11.05            --                 --             --         2.03%
      All contract charges                             --        69,996           $835,757           0.71%
2010  Lowest contract charge 0.50% Class B         $12.78            --                 --             --        15.24%
      Highest contract charge 1.90% Class B        $10.83            --                 --             --        13.64%
      All contract charges                             --        77,666           $904,589           0.74%
2009  Lowest contract charge 0.50% Class B         $11.09            --                 --             --        30.79%
      Highest contract charge 1.90% Class B        $ 9.53            --                 --             --        29.02%
      All contract charges                             --        86,472           $882,191           1.14%
2008  Lowest contract charge 0.50% Class B         $ 8.48            --                 --             --       (39.94)%
      Highest contract charge 1.90% Class B        $ 7.39            --                 --             --       (40.83)%
      All contract charges                             --        96,287           $757,787           0.91%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/COMMON STOCK INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)    $ 13.43             --                 --            --        14.10%
      Highest contract charge 1.70% Class A (l)   $ 13.26             --                 --            --        13.62%
      All contract charges                             --            224         $    2,984          1.55%
2011  Lowest contract charge 1.30% Class A (l)    $ 11.77             --                 --            --        (0.59)%
      Highest contract charge 1.70% Class A (l)   $ 11.67             --                 --            --        (0.93)%
      All contract charges                             --            166         $    1,957          1.24%
2010  Lowest contract charge 1.30% Class A (l)    $ 11.84             --                 --            --        14.73%
      Highest contract charge 1.70% Class A (l)   $ 11.78             --                 --            --        14.15%
      All contract charges                             --             93         $    1,103          1.26%
2009  Lowest contract charge 1.30% Class A (l)    $ 10.32             --                 --            --         0.39%
      Highest contract charge 1.70% Class A (l)   $ 10.32             --                 --            --         0.39%
      All contract charges                             --             --                 --          1.80%
EQ/COMMON STOCK INDEX(I)
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B        $287.29             --                 --            --        14.49%
      Highest contract charge 1.90% Class B       $201.30             --                 --            --        13.40%
      All contract charges                             --         32,160         $  746,833          1.55%
2011  Lowest contract charge 0.95% Class B        $250.92             --                 --            --        (0.42)%
      Highest contract charge 1.90% Class B       $177.52             --                 --            --        (1.38)%
      All contract charges                             --         34,703         $  717,818          1.24%
2010  Lowest contract charge 0.50% Class B        $295.18             --                 --            --        15.29%
      Highest contract charge 1.90% Class B       $180.00             --                 --            --        13.67%
      All contract charges                             --         38,136         $  803,765          1.26%
2009  Lowest contract charge 0.50% Class B        $256.03             --                 --            --        27.69%
      Highest contract charge 1.90% Class B       $158.35             --                 --            --        25.90%
      All contract charges                             --         41,528         $  776,118          1.80%
2008  Lowest contract charge 0.50% Class B        $200.52             --                 --            --       (44.08)%
      Highest contract charge 1.90% Class B       $125.78             --                 --            --       (44.87)%
      All contract charges                             --         40,142         $  617,520          1.63%
EQ/CORE BOND INDEX(G)
      Unit Value 0.65% to 1.90%*
2012  Lowest contract charge 0.65% Class B        $ 10.41             --                 --            --         2.46%
      Highest contract charge 1.90% Class B       $ 13.39             --                 --            --         1.21%
      All contract charges                             --        104,051         $1,241,073          1.47%
2011  Lowest contract charge 0.65% Class B        $ 10.16             --                 --            --         4.21%
      Highest contract charge 1.90% Class B       $ 13.23             --                 --            --         2.80%
      All contract charges                             --         97,647         $1,156,460          1.89%
2010  Lowest contract charge 0.50% Class B        $ 15.47             --                 --            --         5.24%
      Highest contract charge 1.90% Class B       $ 12.87             --                 --            --         3.79%
      All contract charges                             --         94,923         $1,102,809          2.24%
2009  Lowest contract charge 0.50% Class B        $ 14.70             --                 --            --         2.17%
      Highest contract charge 1.90% Class B       $ 12.40             --                 --            --         0.76%
      All contract charges                             --         89,630         $1,013,962          2.61%
2008  Lowest contract charge 0.50% Class B        $ 14.39             --                 --            --        (9.38)%
      Highest contract charge 1.90% Class B       $ 12.31             --                 --            --       (10.67)%
      All contract charges                             --         80,413         $  913,345          4.06%
EQ/DAVIS NEW YORK VENTURE
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)    $ 11.84             --                 --            --        10.45%
      Highest contract charge 1.70% Class A (l)   $ 11.69             --                 --            --         9.97%
      All contract charges                             --            783         $    9,227          0.84%
2011  Lowest contract charge 1.30% Class A (l)    $ 10.72             --                 --            --        (5.72)%
      Highest contract charge 1.70% Class A (l)   $ 10.63             --                 --            --        (6.01)%
      All contract charges                             --            728         $    7,778          0.31%
2010  Lowest contract charge 1.30% Class A (l)    $ 11.37             --                 --            --        10.60%
      Highest contract charge 1.70% Class A (l)   $ 11.31             --                 --            --        10.13%
      All contract charges                             --            348         $    3,958          0.81%
2009  Lowest contract charge 1.30% Class A (l)    $ 10.28             --                 --            --         1.48%
      Highest contract charge 1.70% Class A (l)   $ 10.27             --                 --            --         1.48%
      All contract charges                             --             --         $        7          1.73%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/DAVIS NEW YORK VENTURE
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $10.23             --                 --            --        10.83%
      Highest contract charge 1.90% Class B        $ 9.63             --                 --            --         9.81%
      All contract charges                             --         30,971         $  306,204          0.84%
2011  Lowest contract charge 0.95% Class B         $ 9.23             --                 --            --        (5.62)%
      Highest contract charge 1.90% Class B        $ 8.77             --                 --            --        (6.50)%
      All contract charges                             --         34,132         $  306,088          0.31%
2010  Lowest contract charge 0.50% Class B         $ 9.97             --                 --            --        11.27%
      Highest contract charge 1.90% Class B        $ 9.38             --                 --            --         9.71%
      All contract charges                             --         37,420         $  357,290          0.81%
2009  Lowest contract charge 0.50% Class B         $ 8.96             --                 --            --        32.03%
      Highest contract charge 1.90% Class B        $ 8.55             --                 --            --        30.18%
      All contract charges                             --         39,080         $  338,925          1.73%
2008  Lowest contract charge 0.50% Class B         $ 6.79             --                 --            --       (39.54)%
      Highest contract charge 1.90% Class B        $ 6.57             --                 --            --       (40.38)%
      All contract charges                             --         36,597         $  242,910          0.62%
EQ/EQUITY 500 INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $13.27             --                 --            --        13.71%
      Highest contract charge 1.70% Class A (l)    $13.10             --                 --            --        13.22%
      All contract charges                             --          1,409         $   18,588          1.70%
2011  Lowest contract charge 1.30% Class A (l)     $11.67             --                 --            --         0.52%
      Highest contract charge 1.70% Class A (l)    $11.57             --                 --            --         0.09%
      All contract charges                             --          1,156         $   13,434          1.45%
2010  Lowest contract charge 1.30% Class A (l)     $11.61             --                 --            --        13.16%
      Highest contract charge 1.70% Class A (l)    $11.56             --                 --            --        12.67%
      All contract charges                             --            501         $    5,807          1.43%
2009  Lowest contract charge 1.30% Class A (l)     $10.26             --                 --            --         0.10%
      Highest contract charge 1.70% Class A (l)    $10.26             --                 --            --         0.10%
      All contract charges                             --              3         $       34          1.96%
EQ/EQUITY 500 INDEX
      Unit Value 0.65% to 1.90%*
2012  Lowest contract charge 0.65% Class B         $12.75             --                 --            --        14.56%
      Highest contract charge 1.90% Class B        $27.54             --                 --            --        13.01%
      All contract charges                             --         67,948         $1,276,485          1.70%
2011  Lowest contract charge 0.95% Class B         $28.94             --                 --            --         0.56%
      Highest contract charge 1.90% Class B        $24.37             --                 --            --        (0.41)%
      All contract charges                             --         68,631         $1,153,634          1.45%
2010  Lowest contract charge 0.50% Class B         $31.06             --                 --            --        13.81%
      Highest contract charge 1.90% Class B        $24.47             --                 --            --        12.20%
      All contract charges                             --         73,975         $1,249,931          1.43%
2009  Lowest contract charge 0.50% Class B         $27.29             --                 --            --        25.25%
      Highest contract charge 1.90% Class B        $21.81             --                 --            --        23.48%
      All contract charges                             --         75,725         $1,151,603          1.96%
2008  Lowest contract charge 0.50% Class B         $21.79             --                 --            --       (37.64)%
      Highest contract charge 1.90% Class B        $17.66             --                 --            --       (38.51)%
      All contract charges                             --         71,841         $  912,729          1.72%
EQ/EQUITY GROWTH PLUS
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $17.05             --                 --            --        13.14%
      Highest contract charge 1.90% Class B        $15.28             --                 --            --        12.02%
      All contract charges                             --         72,761         $1,038,844          0.60%
2011  Lowest contract charge 0.95% Class B         $15.07             --                 --            --        (7.03)%
      Highest contract charge 1.90% Class B        $13.64             --                 --            --        (7.96)%
      All contract charges                             --         81,896         $1,038,983          0.26%
2010  Lowest contract charge 0.50% Class B         $16.92             --                 --            --        14.71%
      Highest contract charge 1.90% Class B        $14.82             --                 --            --        13.04%
      All contract charges                             --         93,768         $1,288,091          0.28%
2009  Lowest contract charge 0.50% Class B         $14.75             --                 --            --        27.15%
      Highest contract charge 1.90% Class B        $13.11             --                 --            --        25.42%
      All contract charges                             --        108,738         $1,316,635          0.85%
2008  Lowest contract charge 0.50% Class B         $11.60             --                 --            --       (40.57)%
      Highest contract charge 1.90% Class B        $10.45             --                 --            --       (41.46)%
      All contract charges                             --        118,651         $1,143,520          0.95%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/FRANKLIN CORE BALANCED
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.32             --                 --            --         9.80%
      Highest contract charge 1.70% Class A (l)    $12.16             --                 --            --         9.25%
      All contract charges                             --            133         $    1,638          3.26%
2011  Lowest contract charge 1.30% Class A (l)     $11.22             --                 --            --        (0.97)%
      Highest contract charge 1.70% Class A (l)    $11.13             --                 --            --        (1.33)%
      All contract charges                             --             93         $    1,047          3.36%
2010  Lowest contract charge 1.30% Class A (l)     $11.33             --                 --            --        10.11%
      Highest contract charge 1.70% Class A (l)    $11.28             --                 --            --         9.73%
      All contract charges                             --             62         $      703          2.96%
2009  Lowest contract charge 1.30% Class A (l)     $10.29             --                 --            --         0.29%
      Highest contract charge 1.70% Class A (l)    $10.28             --                 --            --         0.19%
      All contract charges                             --             --                 --          5.95%
EQ/FRANKLIN CORE BALANCED
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B         $11.10             --                 --            --        10.23%
      Highest contract charge 1.80% Class B        $10.51             --                 --            --         9.25%
      All contract charges                             --         58,584         $  627,808          3.26%
2011  Lowest contract charge 0.95% Class B         $10.07             --                 --            --        (0.89)%
      Highest contract charge 1.80% Class B        $ 9.62             --                 --            --        (1.74)%
      All contract charges                             --         53,542         $  523,704          3.36%
2010  Lowest contract charge 0.50% Class B         $10.36             --                 --            --        10.68%
      Highest contract charge 1.90% Class B        $ 9.75             --                 --            --         9.18%
      All contract charges                             --         54,951         $  545,194          2.96%
2009  Lowest contract charge 0.50% Class B         $ 9.36             --                 --            --        29.97%
      Highest contract charge 1.90% Class B        $ 8.93             --                 --            --        28.10%
      All contract charges                             --         65,970         $  596,850          5.95%
2008  Lowest contract charge 0.50% Class B         $ 7.20             --                 --            --       (32.20)%
      Highest contract charge 1.90% Class B        $ 6.97             --                 --            --       (33.11)%
      All contract charges                             --         60,463         $  425,663          6.36%
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $11.96             --                 --            --        13.15%
      Highest contract charge 1.70% Class A (l)    $11.81             --                 --            --        12.80%
      All contract charges                             --            101         $    1,186          1.75%
2011  Lowest contract charge 1.30% Class A (l)     $10.57             --                 --            --        (5.37)%
      Highest contract charge 1.70% Class A (l)    $10.47             --                 --            --        (5.85)%
      All contract charges                             --             89         $      940          1.78%
2010  Lowest contract charge 1.30% Class A (l)     $11.17             --                 --            --         9.19%
      Highest contract charge 1.70% Class A (l)    $11.12             --                 --            --         8.70%
      All contract charges                             --             40         $      455          1.99%
2009  Lowest contract charge 1.30% Class A (l)     $10.23             --                 --            --         0.29%
      Highest contract charge 1.70% Class A (l)    $10.23             --                 --            --         0.29%
      All contract charges                             --             --         $        2          2.46%
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.15% to 1.70%*
2012  Lowest contract charge 1.15% Class B         $ 8.82             --                 --            --        13.37%
      Highest contract charge 1.70% Class B        $ 8.55             --                 --            --        12.80%
      All contract charges                             --        146,245         $1,264,387          1.75%
2011  Lowest contract charge 1.15% Class B         $ 7.78             --                 --            --        (5.58)%
      Highest contract charge 1.90% Class B        $ 7.51             --                 --            --        (6.24)%
      All contract charges                             --        158,716         $1,214,424          1.78%
2010  Lowest contract charge 0.50% Class B         $ 8.43             --                 --            --         9.77%
      Highest contract charge 1.90% Class B        $ 8.01             --                 --            --         8.24%
      All contract charges                             --        169,484         $1,377,768          1.99%
2009  Lowest contract charge 0.50% Class B         $ 7.68             --                 --            --        27.78%
      Highest contract charge 1.90% Class B        $ 7.40             --                 --            --        26.04%
      All contract charges                             --        179,402         $1,341,290          2.46%
2008  Lowest contract charge 0.50% Class B         $ 6.01             --                 --            --       (37.20)%
      Highest contract charge 1.90% Class B        $ 5.87             --                 --            --       (38.08)%
      All contract charges                             --        168,583         $  996,068          5.08%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/GAMCO MERGERS AND ACQUISITIONS
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $11.51            --                 --             --         3.88%
      Highest contract charge 1.70% Class A (l)    $11.36            --                 --             --         3.46%
      All contract charges                             --           440           $  5,036             --
2011  Lowest contract charge 1.30% Class A (l)     $11.08            --                 --             --         0.27%
      Highest contract charge 1.70% Class A (l)    $10.98            --                 --             --        (0.09)%
      All contract charges                             --           360           $  3,979           0.19%
2010  Lowest contract charge 1.30% Class A (l)     $11.05            --                 --             --         8.55%
      Highest contract charge 1.70% Class A (l)    $10.99            --                 --             --         7.96%
      All contract charges                             --           163           $  1,798             --
2009  Lowest contract charge 1.30% Class A (l)     $10.18            --                 --             --         0.69%
      Highest contract charge 1.70% Class A (l)    $10.18            --                 --             --         0.69%
      All contract charges                             --            --                 --             --
EQ/GAMCO MERGERS AND ACQUISITIONS
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B         $13.44            --                 --             --         4.27%
      Highest contract charge 1.80% Class B        $12.58            --                 --             --         3.37%
      All contract charges                             --        15,180           $195,359             --
2011  Lowest contract charge 0.95% Class B         $12.89            --                 --             --         0.39%
      Highest contract charge 1.90% Class B        $12.09            --                 --             --        (0.58)%
      All contract charges                             --        16,273           $201,854           0.19%
2010  Lowest contract charge 0.50% Class B         $13.17            --                 --             --         9.02%
      Highest contract charge 1.90% Class B        $12.16            --                 --             --         7.61%
      All contract charges                             --        14,455           $179,603             --
2009  Lowest contract charge 0.50% Class B         $12.08            --                 --             --        16.01%
      Highest contract charge 1.90% Class B        $11.30            --                 --             --        14.41%
      All contract charges                             --        11,998           $137,992             --
2008  Lowest contract charge 0.50% Class B         $10.41            --                 --             --       (14.25)%
      Highest contract charge 1.90% Class B        $ 9.88            --                 --             --       (15.48)%
      All contract charges                             --        11,081           $111,017           0.50%
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $11.98            --                 --             --        17.11%
      Highest contract charge 1.70% Class A (l)    $15.24            --                 --             --        15.89%
      All contract charges                             --         3,453           $ 53,054           1.24%
2011  Lowest contract charge 0.65% Class A (q)     $10.23            --                 --             --        (5.45)%
      Highest contract charge 1.70% Class A (l)    $13.15            --                 --             --        (4.92)%
      All contract charges                             --         2,853           $ 37,738           0.08%
2010  Lowest contract charge 1.30% Class A (l)     $13.89            --                 --             --        31.16%
      Highest contract charge 1.70% Class A (l)    $13.83            --                 --             --        30.72%
      All contract charges                             --         1,235           $ 17,130           0.37%
2009  Lowest contract charge 1.30% Class A (l)     $10.59            --                 --             --         1.53%
      Highest contract charge 1.70% Class A (l)    $10.58            --                 --             --         1.44%
      All contract charges                             --             2           $     23           0.44%
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 1.20% to 1.90%*
2012  Lowest contract charge 1.20% Class B         $42.54            --                 --             --        16.45%
      Highest contract charge 1.90% Class B        $35.76            --                 --             --        15.62%
      All contract charges                             --        20,092           $853,490           1.24%
2011  Lowest contract charge 1.20% Class B         $36.53            --                 --             --        (4.65)%
      Highest contract charge 1.90% Class B        $30.93            --                 --             --        (5.33)%
      All contract charges                             --        21,292           $777,514           0.08%
2010  Lowest contract charge 0.50% Class B         $44.89            --                 --             --        31.99%
      Highest contract charge 1.90% Class B        $32.67            --                 --             --        30.11%
      All contract charges                             --        22,302           $855,090           0.37%
2009  Lowest contract charge 0.50% Class B         $34.01            --                 --             --        40.72%
      Highest contract charge 1.90% Class B        $25.11            --                 --             --        38.78%
      All contract charges                             --        21,145           $619,879           0.44%
2008  Lowest contract charge 0.50% Class B         $24.17            --                 --             --       (30.98)%
      Highest contract charge 1.90% Class B        $18.09            --                 --             --       (31.99)%
      All contract charges                             --        18,794           $392,717           0.61%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/GLOBAL BOND PLUS
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $10.96            --                  --            --         2.43%
      Highest contract charge 1.70% Class A (l)    $10.82            --                  --            --         1.98%
      All contract charges                             --           420          $    4,579          1.41%
2011  Lowest contract charge 1.30% Class A (l)     $10.70            --                  --            --         3.28%
      Highest contract charge 1.70% Class A (l)    $10.61            --                  --            --         2.91%
      All contract charges                             --           350          $    3,728          3.36%
2010  Lowest contract charge 1.30% Class A (l)     $10.36            --                  --            --         5.18%
      Highest contract charge 1.70% Class A (l)    $10.31            --                  --            --         4.67%
      All contract charges                             --           140          $    1,442          2.92%
2009  Lowest contract charge 1.30% Class A (l)     $ 9.85            --                  --            --        (1.70)%
      Highest contract charge 1.70% Class A (l)    $ 9.85            --                  --            --        (1.70)%
      All contract charges                             --             2          $       15          0.80%
EQ/GLOBAL BOND PLUS
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $12.90            --                  --            --         2.79%
      Highest contract charge 1.90% Class B        $12.03            --                  --            --         1.78%
      All contract charges                             --        39,823          $  493,953          1.41%
2011  Lowest contract charge 0.95% Class B         $12.55            --                  --            --         3.38%
      Highest contract charge 1.90% Class B        $11.82            --                  --            --         2.43%
      All contract charges                             --        41,863          $  508,159          3.36%
2010  Lowest contract charge 0.50% Class B         $12.43            --                  --            --         5.79%
      Highest contract charge 1.90% Class B        $11.54            --                  --            --         4.25%
      All contract charges                             --        40,077          $  473,013          2.92%
2009  Lowest contract charge 0.50% Class B         $11.75            --                  --            --         1.49%
      Highest contract charge 1.90% Class B        $11.07            --                  --            --         0.07%
      All contract charges                             --        36,747          $  414,061          0.80%
2008  Lowest contract charge 0.50% Class B         $11.58            --                  --            --         5.95%
      Highest contract charge 1.90% Class B        $11.06            --                  --            --         4.44%
      All contract charges                             --        36,828          $  413,319         19.53%
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $11.23            --                  --            --        15.53%
      Highest contract charge 1.70% Class A (l)    $11.09            --                  --            --        15.04%
      All contract charges                             --           344          $    3,855          1.40%
2011  Lowest contract charge 1.30% Class A (l)     $ 9.72            --                  --            --       (13.21)%
      Highest contract charge 1.70% Class A (l)    $ 9.64            --                  --            --       (13.54)%
      All contract charges                             --           304          $    2,952          1.70%
2010  Lowest contract charge 1.30% Class A (l)     $11.20            --                  --            --        10.24%
      Highest contract charge 1.70% Class A (l)    $11.15            --                  --            --         9.74%
      All contract charges                             --           174          $    1,953          1.10%
2009  Lowest contract charge 1.30% Class A (l)     $10.16            --                  --            --        (0.10)%
      Highest contract charge 1.70% Class A (l)    $10.16            --                  --            --         0.00%
      All contract charges                             --             2          $       29          1.33%
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $19.21            --                  --            --        15.86%
      Highest contract charge 1.90% Class B        $16.57            --                  --            --        14.75%
      All contract charges                             --        42,150          $  893,065          1.40%
2011  Lowest contract charge 0.95% Class B         $16.58            --                  --            --       (13.15)%
      Highest contract charge 1.90% Class B        $14.44            --                  --            --       (13.95)%
      All contract charges                             --        46,594          $  856,342          1.70%
2010  Lowest contract charge 0.50% Class B         $20.28            --                  --            --        10.88%
      Highest contract charge 1.90% Class B        $16.78            --                  --            --         9.32%
      All contract charges                             --        53,486          $1,134,438          1.10%
2009  Lowest contract charge 0.50% Class B         $18.29            --                  --            --        49.30%
      Highest contract charge 1.90% Class B        $15.35            --                  --            --        47.16%
      All contract charges                             --        58,787          $1,130,770          1.33%
2008  Lowest contract charge 0.50% Class B         $12.25            --                  --            --       (57.55)%
      Highest contract charge 1.90% Class B        $10.43            --                  --            --       (58.15)%
      All contract charges                             --        53,574          $  696,118          0.15%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/INTERMEDIATE GOVERNMENT BOND
      Unit Value 0.65% to 1.90%*
2012  Lowest contract charge 0.65% Class B         $10.22            --                 --             --         0.29%
      Highest contract charge 1.90% Class B        $18.54            --                 --             --        (0.91)%
      All contract charges                             --        33,728           $440,306           0.24%
2011  Lowest contract charge 0.95% Class B         $22.86            --                 --             --         4.34%
      Highest contract charge 1.90% Class B        $18.71            --                 --             --         3.26%
      All contract charges                             --        33,208           $447,386           0.43%
2010  Lowest contract charge 0.50% Class B         $23.97            --                 --             --         3.72%
      Highest contract charge 1.90% Class B        $18.12            --                 --             --         2.26%
      All contract charges                             --        28,642           $391,601           1.22%
2009  Lowest contract charge 0.50% Class B         $23.11            --                 --             --        (2.76)%
      Highest contract charge 1.90% Class B        $17.72            --                 --             --        (4.11)%
      All contract charges                             --        26,434           $369,725           1.00%
2008  Lowest contract charge 0.50% Class B         $23.77            --                 --             --         3.08%
      Highest contract charge 1.90% Class B        $18.48            --                 --             --         1.59%
      All contract charges                             --        26,853           $401,655           3.71%
EQ/INTERNATIONAL CORE PLUS
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $10.27            --                 --             --        14.75%
      Highest contract charge 1.70% Class A (l)    $10.14            --                 --             --        14.32%
      All contract charges                             --           250           $  2,555           1.44%
2011  Lowest contract charge 1.30% Class A (l)     $ 8.95            --                 --             --       (17.74)%
      Highest contract charge 1.70% Class A (l)    $ 8.87            --                 --             --       (18.10)%
      All contract charges                             --           267           $  2,376           2.70%
2010  Lowest contract charge 1.30% Class A (l)     $10.88            --                 --             --         8.04%
      Highest contract charge 1.70% Class A (l)    $10.83            --                 --             --         7.55%
      All contract charges                             --           189           $  2,052           1.80%
2009  Lowest contract charge 1.30% Class A (l)     $10.07            --                 --             --         0.00%
      Highest contract charge 1.70% Class A (l)    $10.07            --                 --             --        (0.10)%
      All contract charges                             --            --                 --           3.14%
EQ/INTERNATIONAL CORE PLUS
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $12.84            --                 --             --        15.26%
      Highest contract charge 1.90% Class B        $11.25            --                 --             --        14.10%
      All contract charges                             --        47,756           $629,076           1.44%
2011  Lowest contract charge 0.95% Class B         $11.14            --                 --             --       (17.73)%
      Highest contract charge 1.90% Class B        $ 9.86            --                 --             --       (18.51)%
      All contract charges                             --        52,811           $606,445           2.70%
2010  Lowest contract charge 0.50% Class B         $14.28            --                 --             --         8.68%
      Highest contract charge 1.90% Class B        $12.10            --                 --             --         7.17%
      All contract charges                             --        56,037           $784,792           1.80%
2009  Lowest contract charge 0.50% Class B         $13.14            --                 --             --        34.62%
      Highest contract charge 1.90% Class B        $11.29            --                 --             --        32.72%
      All contract charges                             --        59,216           $769,256           3.14%
2008  Lowest contract charge 0.50% Class B         $ 9.76            --                 --             --       (45.11)%
      Highest contract charge 1.90% Class B        $ 8.51            --                 --             --       (45.90)%
      All contract charges                             --        57,050           $554,312           1.49%
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $ 9.90            --                 --             --        15.52%
      Highest contract charge 1.70% Class A (l)    $10.25            --                 --             --        14.27%
      All contract charges                             --           244           $  2,520           3.00%
2011  Lowest contract charge 0.65% Class A (q)     $ 8.57            --                 --             --       (15.48)%
      Highest contract charge 1.70% Class A (l)    $ 8.97            --                 --             --       (13.42)%
      All contract charges                             --           184           $  1,657           2.76%
2010  Lowest contract charge 1.30% Class A (l)     $10.41            --                 --             --         4.10%
      Highest contract charge 1.70% Class A (l)    $10.36            --                 --             --         3.70%
      All contract charges                             --           102           $  1,062           2.24%
2009  Lowest contract charge 1.30% Class A (l)     $10.00            --                 --             --        (0.10)%
      Highest contract charge 1.70% Class A (l)    $ 9.99            --                 --             --        (0.20)%
      All contract charges                             --            --                 --           2.38%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $13.71            --                 --             --        15.11%
      Highest contract charge 1.90% Class B        $11.56            --                 --             --        14.12%
      All contract charges                             --        44,508           $553,783           3.00%
2011  Lowest contract charge 0.95% Class B         $11.91            --                 --             --       (13.00)%
      Highest contract charge 1.90% Class B        $10.13            --                 --             --       (13.86)%
      All contract charges                             --        48,085           $522,268           2.76%
2010  Lowest contract charge 0.50% Class B         $14.70            --                 --             --         4.63%
      Highest contract charge 1.90% Class B        $11.76            --                 --             --         3.16%
      All contract charges                             --        52,855           $663,562           2.24%
2009  Lowest contract charge 0.50% Class B         $14.05            --                 --             --        26.42%
      Highest contract charge 1.90% Class B        $11.40            --                 --             --        24.68%
      All contract charges                             --        58,111           $703,686           2.38%
2008  Lowest contract charge 0.50% Class B         $11.11            --                 --             --       (50.95)%
      Highest contract charge 1.90% Class B        $ 9.14            --                 --             --       (51.67)%
      All contract charges                             --        62,852           $607,988           2.73%
EQ/INTERNATIONAL ETF
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (n)     $10.63            --                 --             --        16.30%
      Highest contract charge 1.70% Class A (n)    $10.50            --                 --             --        15.89%
      All contract charges                             --           302           $  3,191           2.92%
2011  Lowest contract charge 1.30% Class A (n)     $ 9.14            --                 --             --       (14.02)%
      Highest contract charge 1.70% Class A (n)    $ 9.06            --                 --             --       (14.37)%
      All contract charges                             --           251           $  2,293           2.55%
2010  Lowest contract charge 1.30% Class A (n)     $10.63            --                 --             --         6.30%
      Highest contract charge 1.70% Class A (n)    $10.58            --                 --             --         5.91%
      All contract charges                             --           125           $  1,330           2.43%
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $10.02            --                 --             --        15.97%
      Highest contract charge 1.70% Class A (l)    $ 9.89            --                 --             --        15.40%
      All contract charges                             --           371           $  3,701           1.78%
2011  Lowest contract charge 1.30% Class A (l)     $ 8.64            --                 --             --       (17.00)%
      Highest contract charge 1.70% Class A (l)    $ 8.57            --                 --             --       (17.36)%
      All contract charges                             --           354           $  3,054           1.92%
2010  Lowest contract charge 1.30% Class A (l)     $10.41            --                 --             --         4.94%
      Highest contract charge 1.70% Class A (l)    $10.37            --                 --             --         4.54%
      All contract charges                             --           291           $  3,029           0.76%
2009  Lowest contract charge 1.30% Class A (l)     $ 9.92            --                 --             --        (0.40)%
      Highest contract charge 1.70% Class A (l)    $ 9.92            --                 --             --        (0.30)%
      All contract charges                             --             1           $      8           2.07%
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $19.22            --                 --             --        16.34%
      Highest contract charge 1.90% Class B        $16.52            --                 --             --        15.20%
      All contract charges                             --        37,289           $578,859           1.78%
2011  Lowest contract charge 0.95% Class B         $16.52            --                 --             --       (16.94)%
      Highest contract charge 1.90% Class B        $14.34            --                 --             --       (17.78)%
      All contract charges                             --        41,044           $550,880           1.92%
2010  Lowest contract charge 0.50% Class B         $21.16            --                 --             --         5.54%
      Highest contract charge 1.90% Class B        $17.44            --                 --             --         4.06%
      All contract charges                             --        45,360           $737,614           0.76%
2009  Lowest contract charge 0.50% Class B         $20.05            --                 --             --        29.61%
      Highest contract charge 1.90% Class B        $16.76            --                 --             --        27.81%
      All contract charges                             --        47,668           $743,266           2.07%
2008  Lowest contract charge 0.50% Class B         $15.47            --                 --             --       (43.29)%
      Highest contract charge 1.90% Class B        $13.11            --                 --             --       (44.09)%
      All contract charges                             --        48,585           $592,816           2.19%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $11.35            --                 --             --        15.23%
      Highest contract charge 1.70% Class A (l)    $12.10            --                 --             --        14.15%
      All contract charges                             --           292           $  3,573           0.95%
2011  Lowest contract charge 0.65% Class A (q)     $ 9.85            --                 --             --        (8.46)%
      Highest contract charge 1.70% Class A (l)    $10.60            --                 --             --        (6.61)%
      All contract charges                             --           266           $  2,845           1.03%
2010  Lowest contract charge 1.30% Class A (l)     $11.41            --                 --             --        11.21%
      Highest contract charge 1.70% Class A (l)    $11.35            --                 --             --        10.62%
      All contract charges                             --           163           $  1,852           1.32%
2009  Lowest contract charge 1.30% Class A (l)     $10.26            --                 --             --         0.00%
      Highest contract charge 1.70% Class A (l)    $10.26            --                 --             --         0.10%
      All contract charges                             --            --                 --           1.48%
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $15.34            --                 --             --        14.91%
      Highest contract charge 1.90% Class B        $13.19            --                 --             --        13.81%
      All contract charges                             --        17,582           $242,364           0.95%
2011  Lowest contract charge 0.95% Class B         $13.35            --                 --             --        (6.12)%
      Highest contract charge 1.90% Class B        $11.59            --                 --             --        (7.06)%
      All contract charges                             --        19,801           $238,926           1.03%
2010  Lowest contract charge 0.50% Class B         $15.13            --                 --             --        11.74%
      Highest contract charge 1.90% Class B        $12.47            --                 --             --        10.26%
      All contract charges                             --        21,596           $279,401           1.32%
2009  Lowest contract charge 0.50% Class B         $13.54            --                 --             --        31.69%
      Highest contract charge 1.90% Class B        $11.31            --                 --             --        29.73%
      All contract charges                             --        22,028           $258,292           1.48%
2008  Lowest contract charge 0.50% Class B         $10.28            --                 --             --       (40.09)%
      Highest contract charge 1.90% Class B        $ 8.72            --                 --             --       (40.88)%
      All contract charges                             --        23,322           $210,531           1.78%
EQ/LARGE CAP CORE PLUS
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $10.67            --                 --             --        13.87%
      Highest contract charge 1.90% Class B        $ 9.33            --                 --             --        12.82%
      All contract charges                             --        12,776           $137,932           1.12%
2011  Lowest contract charge 0.95% Class B         $ 9.37            --                 --             --        (5.16)%
      Highest contract charge 1.90% Class B        $ 8.27            --                 --             --        (6.02)%
      All contract charges                             --        14,134           $134,375           1.03%
2010  Lowest contract charge 0.50% Class B         $10.43            --                 --             --        13.62%
      Highest contract charge 1.90% Class B        $ 8.80            --                 --             --        11.96%
      All contract charges                             --        15,828           $158,846           1.00%
2009  Lowest contract charge 0.50% Class B         $ 9.18            --                 --             --        25.95%
      Highest contract charge 1.90% Class B        $ 7.86            --                 --             --        24.11%
      All contract charges                             --        17,342           $153,764           4.38%
2008  Lowest contract charge 0.50% Class B         $ 7.29            --                 --             --       (37.75)%
      Highest contract charge 1.90% Class B        $ 6.33            --                 --             --       (38.60)%
      All contract charges                             --        18,391           $129,337           0.34%
EQ/LARGE CAP GROWTH INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $13.67            --                 --             --        13.26%
      Highest contract charge 1.70% Class A (l)    $13.50            --                 --             --        12.78%
      All contract charges                             --           408           $  5,559           1.20%
2011  Lowest contract charge 1.30% Class A (l)     $12.07            --                 --             --         1.26%
      Highest contract charge 1.70% Class A (l)    $11.97            --                 --             --         0.93%
      All contract charges                             --           320           $  3,850           0.88%
2010  Lowest contract charge 1.30% Class A (l)     $11.92            --                 --             --        14.73%
      Highest contract charge 1.70% Class A (l)    $11.86            --                 --             --        14.26%
      All contract charges                             --           155           $  1,848           0.97%
2009  Lowest contract charge 1.30% Class A (l)     $10.39            --                 --             --         0.97%
      Highest contract charge 1.70% Class A (l)    $10.38            --                 --             --         0.97%
      All contract charges                             --            --                 --           2.14%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/LARGE CAP GROWTH INDEX
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $ 9.17            --                 --             --        13.63%
      Highest contract charge 1.90% Class B        $ 8.04            --                 --             --        12.45%
      All contract charges                             --        32,338           $348,856           1.20%
2011  Lowest contract charge 0.95% Class B         $ 8.07            --                 --             --         1.38%
      Highest contract charge 1.90% Class B        $ 7.15            --                 --             --         0.42%
      All contract charges                             --        34,122           $322,327           0.88%
2010  Lowest contract charge 0.50% Class B         $ 8.40            --                 --             --        15.38%
      Highest contract charge 1.90% Class B        $ 7.12            --                 --             --        13.74%
      All contract charges                             --        36,002           $332,558           0.97%
2009  Lowest contract charge 0.50% Class B         $ 7.28            --                 --             --        35.53%
      Highest contract charge 1.90% Class B        $ 6.26            --                 --             --        33.67%
      All contract charges                             --        39,652           $317,224           2.14%
2008  Lowest contract charge 0.50% Class B         $ 5.37            --                 --             --       (36.60)%
      Highest contract charge 1.90% Class B        $ 4.68            --                 --             --       (37.52)%
      All contract charges                             --        41,922           $248,887           0.14%
EQ/LARGE CAP GROWTH PLUS(T)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.43            --                 --             --        12.29%
      Highest contract charge 1.70% Class A (l)    $12.27            --                 --             --        11.75%
      All contract charges                             --           147           $  1,825           0.56%
2011  Lowest contract charge 1.30% Class A (l)     $11.07            --                 --             --        (4.57)%
      Highest contract charge 1.70% Class A (l)    $10.98            --                 --             --        (4.94)%
      All contract charges                             --           170           $  1,871           0.50%
2010  Lowest contract charge 1.30% Class A (l)     $11.60            --                 --             --        12.84%
      Highest contract charge 1.70% Class A (l)    $11.55            --                 --             --        12.46%
      All contract charges                             --            79           $    909           0.38%
2009  Lowest contract charge 1.30% Class A (l)     $10.28            --                 --             --         0.69%
      Highest contract charge 1.70% Class A (l)    $10.27            --                 --             --         0.59%
      All contract charges                             --            --                 --           1.31%
EQ/LARGE CAP GROWTH PLUS(T)
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $17.90            --                 --             --        12.65%
      Highest contract charge 1.90% Class B        $15.39            --                 --             --        11.60%
      All contract charges                             --        33,585           $512,891           0.56%
2011  Lowest contract charge 0.95% Class B         $15.89            --                 --             --        (4.56)%
      Highest contract charge 1.90% Class B        $13.79            --                 --             --        (5.48)%
      All contract charges                             --        37,076           $505,607           0.50%
2010  Lowest contract charge 0.50% Class B         $17.71            --                 --             --        13.89%
      Highest contract charge 1.90% Class B        $14.59            --                 --             --        12.23%
      All contract charges                             --        17,859           $261,108           0.38%
2009  Lowest contract charge 0.50% Class B         $15.55            --                 --             --        34.19%
      Highest contract charge 1.90% Class B        $13.00            --                 --             --        32.35%
      All contract charges                             --        19,454           $252,641           1.31%
2008  Lowest contract charge 0.50% Class B         $11.59            --                 --             --       (38.55)%
      Highest contract charge 1.90% Class B        $ 9.82            --                 --             --       (39.42)%
      All contract charges                             --        19,719           $193,193           0.11%
EQ/LARGE CAP VALUE INDEX(U)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $13.18            --                 --             --        15.01%
      Highest contract charge 1.70% Class A (l)    $13.02            --                 --             --        14.61%
      All contract charges                             --           195           $  2,563           1.91%
2011  Lowest contract charge 1.30% Class A (l)     $11.46            --                 --             --        (1.38)%
      Highest contract charge 1.70% Class A (l)    $11.36            --                 --             --        (1.73)%
      All contract charges                             --           155           $  1,774           1.77%
2010  Lowest contract charge 1.30% Class A (l)     $11.62            --                 --             --        13.48%
      Highest contract charge 1.70% Class A (l)    $11.56            --                 --             --        12.89%
      All contract charges                             --            82           $    948           1.54%
2009  Lowest contract charge 1.30% Class A (l)     $10.24            --                 --             --        (0.10)%
      Highest contract charge 1.70% Class A (l)    $10.24            --                 --             --         0.00%
      All contract charges                             --            --                 --           9.15%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/LARGE CAP VALUE INDEX(U)
      Unit Value 1.20% to 1.80%*
2012  Lowest contract charge 1.20% Class B         $ 6.75             --                 --            --        15.19%
      Highest contract charge 1.80% Class B        $ 6.46             --                 --            --        14.34%
      All contract charges                             --         39,416         $  260,695          1.91%
2011  Lowest contract charge 1.20% Class B         $ 5.86             --                 --            --        (1.51)%
      Highest contract charge 1.80% Class B        $ 5.65             --                 --            --        (2.08)%
      All contract charges                             --         43,857         $  252,597          1.77%
2010  Lowest contract charge 0.50% Class B         $ 6.18             --                 --            --        14.02%
      Highest contract charge 1.90% Class B        $ 5.74             --                 --            --        12.55%
      All contract charges                             --         20,149         $  118,119          1.54%
2009  Lowest contract charge 0.50% Class B         $ 5.42             --                 --            --        18.55%
      Highest contract charge 1.90% Class B        $ 5.10             --                 --            --        17.01%
      All contract charges                             --         19,764         $  102,573          9.15%
2008  Lowest contract charge 0.50% Class B         $ 4.57             --                 --            --       (56.93)%
      Highest contract charge 1.90% Class B        $ 4.36             --                 --            --       (57.59)%
      All contract charges                             --         16,998         $   75,141          1.37%
EQ/LARGE CAP VALUE PLUS
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.26             --                 --            --        14.37%
      Highest contract charge 1.70% Class A (l)    $12.10             --                 --            --        13.83%
      All contract charges                             --            127         $    1,541          1.54%
2011  Lowest contract charge 1.30% Class A (l)     $10.72             --                 --            --        (6.05)%
      Highest contract charge 1.70% Class A (l)    $10.63             --                 --            --        (6.43)%
      All contract charges                             --            117         $    1,254          1.10%
2010  Lowest contract charge 1.30% Class A (l)     $11.41             --                 --            --        11.43%
      Highest contract charge 1.70% Class A (l)    $11.36             --                 --            --        11.05%
      All contract charges                             --            102         $    1,161          1.13%
2009  Lowest contract charge 1.30% Class A (l)     $10.24             --                 --            --         0.00%
      Highest contract charge 1.70% Class A (l)    $10.23             --                 --            --        (0.10)%
      All contract charges                             --             --                 --          2.14%
EQ/LARGE CAP VALUE PLUS
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $14.19             --                 --            --        14.71%
      Highest contract charge 1.90% Class B        $12.28             --                 --            --        13.60%
      All contract charges                             --         80,831         $  983,911          1.54%
2011  Lowest contract charge 0.95% Class B         $12.37             --                 --            --        (5.93)%
      Highest contract charge 1.90% Class B        $10.81             --                 --            --        (6.81)%
      All contract charges                             --         91,140         $  971,826          1.10%
2010  Lowest contract charge 0.50% Class B         $13.95             --                 --            --        12.14%
      Highest contract charge 1.90% Class B        $11.60             --                 --            --        10.48%
      All contract charges                             --        102,373         $1,167,606          1.13%
2009  Lowest contract charge 0.50% Class B         $12.44             --                 --            --        19.87%
      Highest contract charge 1.90% Class B        $10.50             --                 --            --        18.20%
      All contract charges                             --        114,911         $1,181,003          2.14%
2008  Lowest contract charge 0.50% Class B         $10.38             --                 --            --       (43.62)%
      Highest contract charge 1.90% Class B        $ 8.88             --                 --            --       (44.43)%
      All contract charges                             --        128,632         $1,114,977          2.84%
EQ/LORD ABBETT LARGE CAP CORE
      Unit Value 1.20% to 1.70%*
2012  Lowest contract charge 1.20% Class B         $12.63             --                 --            --        13.99%
      Highest contract charge 1.70% Class B        $12.15             --                 --            --        13.45%
      All contract charges                             --         13,866         $  171,735          1.11%
2011  Lowest contract charge 1.20% Class B         $11.08             --                 --            --        (9.62)%
      Highest contract charge 1.90% Class B        $10.57             --                 --            --       (10.20)%
      All contract charges                             --         16,183         $  176,266          0.69%
2010  Lowest contract charge 0.50% Class B         $12.76             --                 --            --        13.42%
      Highest contract charge 1.90% Class B        $11.77             --                 --            --        11.78%
      All contract charges                             --         15,873         $  191,761          0.39%
2009  Lowest contract charge 0.50% Class B         $11.25             --                 --            --        24.86%
      Highest contract charge 1.90% Class B        $10.53             --                 --            --        23.16%
      All contract charges                             --         14,412         $  154,971          0.68%
2008  Lowest contract charge 0.50% Class B         $ 9.01             --                 --            --       (31.27)%
      Highest contract charge 1.90% Class B        $ 8.55             --                 --            --       (32.30)%
      All contract charges                             --          9,794         $   85,138          1.16%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.09            --                 --             --        18.18%
      Highest contract charge 1.70% Class A (l)    $11.93            --                 --             --        17.65%
      All contract charges                             --           454           $  5,463           0.99%
2011  Lowest contract charge 1.30% Class A (l)     $10.23            --                 --             --       (11.66)%
      Highest contract charge 1.70% Class A (l)    $10.14            --                 --             --       (12.06)%
      All contract charges                             --           334           $  3,412           0.64%
2010  Lowest contract charge 1.30% Class A (l)     $11.58            --                 --             --        13.75%
      Highest contract charge 1.70% Class A (l)    $11.53            --                 --             --        13.26%
      All contract charges                             --           126           $  1,453           0.98%
2009  Lowest contract charge 1.30% Class A (l)     $10.18            --                 --             --         0.30%
      Highest contract charge 1.70% Class A (l)    $10.18            --                 --             --         0.39%
      All contract charges                             --            --           $      3           1.27%
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.20% to 1.80%*
2012  Lowest contract charge 1.20% Class B         $15.55            --                 --             --        18.25%
      Highest contract charge 1.80% Class B        $14.84            --                 --             --        17.59%
      All contract charges                             --        31,803           $398,332           0.99%
2011  Lowest contract charge 1.20% Class B         $13.15            --                 --             --       (11.74)%
      Highest contract charge 1.90% Class B        $12.54            --                 --             --       (12.43)%
      All contract charges                             --        30,869           $328,558           0.64%
2010  Lowest contract charge 0.50% Class B         $15.51            --                 --             --        14.38%
      Highest contract charge 1.90% Class B        $14.32            --                 --             --        12.76%
      All contract charges                             --        30,667           $376,915           0.98%
2009  Lowest contract charge 0.50% Class B         $13.56            --                 --             --        36.59%
      Highest contract charge 1.90% Class B        $12.70            --                 --             --        34.63%
      All contract charges                             --        25,119           $272,003           1.27%
2008  Lowest contract charge 0.50% Class B         $ 9.93            --                 --             --       (40.61)%
      Highest contract charge 1.90% Class B        $ 9.43            --                 --             --       (41.43)%
      All contract charges                             --        20,631           $168,007           0.99%
EQ/MID CAP INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $14.59            --                 --             --        15.52%
      Highest contract charge 1.70% Class A (l)    $14.40            --                 --             --        15.02%
      All contract charges                             --           367           $  5,340           0.99%
2011  Lowest contract charge 1.30% Class A (l)     $12.63            --                 --             --        (3.37)%
      Highest contract charge 1.70% Class A (l)    $12.52            --                 --             --        (3.77)%
      All contract charges                             --           302           $  3,804           0.61%
2010  Lowest contract charge 1.30% Class A (l)     $13.07            --                 --             --        24.36%
      Highest contract charge 1.70% Class A (l)    $13.01            --                 --             --        23.90%
      All contract charges                             --           185           $  2,418           0.74%
2009  Lowest contract charge 1.30% Class A (l)     $10.51            --                 --             --         1.45%
      Highest contract charge 1.70% Class A (l)    $10.50            --                 --             --         1.45%
      All contract charges                             --            --                 --           1.09%
EQ/MID CAP INDEX
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $13.36            --                 --             --        15.97%
      Highest contract charge 1.90% Class B        $11.87            --                 --             --        14.91%
      All contract charges                             --        50,957           $698,544           0.99%
2011  Lowest contract charge 0.95% Class B         $11.52            --                 --             --        (3.36)%
      Highest contract charge 1.90% Class B        $10.33            --                 --             --        (4.26)%
      All contract charges                             --        53,373           $632,975           0.61%
2010  Lowest contract charge 0.50% Class B         $12.49            --                 --             --        25.03%
      Highest contract charge 1.90% Class B        $10.79            --                 --             --        23.31%
      All contract charges                             --        59,447           $732,139           0.74%
2009  Lowest contract charge 0.50% Class B         $ 9.99            --                 --             --        35.67%
      Highest contract charge 1.90% Class B        $ 8.75            --                 --             --        33.76%
      All contract charges                             --        65,727           $652,650           1.09%
2008  Lowest contract charge 0.50% Class B         $ 7.36            --                 --             --       (49.55)%
      Highest contract charge 1.90% Class B        $ 6.54            --                 --             --       (50.27)%
      All contract charges                             --        67,946           $500,886           0.89%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/MID CAP VALUE PLUS(A)(B)(C)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $13.35             --                 --            --        17.11%
      Highest contract charge 1.70% Class A (l)    $13.18             --                 --            --        16.64%
      All contract charges                             --             57         $      764          1.20%
2011  Lowest contract charge 1.30% Class A (l)     $11.40             --                 --            --       (10.31)%
      Highest contract charge 1.70% Class A (l)    $11.30             --                 --            --       (10.67)%
      All contract charges                             --             55         $      627          0.84%
2010  Lowest contract charge 1.30% Class A (l)     $12.71             --                 --            --        20.93%
      Highest contract charge 1.70% Class A (l)    $12.65             --                 --            --        20.48%
      All contract charges                             --             25         $      321          0.98%
2009  Lowest contract charge 1.30% Class A (l)     $10.51             --                 --            --         1.06%
      Highest contract charge 1.70% Class A (l)    $10.50             --                 --            --         1.06%
      All contract charges                             --             --                 --          1.69%
EQ/MID CAP VALUE PLUS(A)(B)(C)
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $18.32             --                 --            --        17.51%
      Highest contract charge 1.90% Class B        $15.75             --                 --            --        16.32%
      All contract charges                             --         60,166         $  946,778          1.20%
2011  Lowest contract charge 0.95% Class B         $15.59             --                 --            --       (10.30)%
      Highest contract charge 1.90% Class B        $13.54             --                 --            --       (11.15)%
      All contract charges                             --         66,819         $  899,832          0.84%
2010  Lowest contract charge 0.50% Class B         $18.49             --                 --            --        21.81%
      Highest contract charge 1.90% Class B        $15.24             --                 --            --        20.19%
      All contract charges                             --         75,286         $1,136,423          0.98%
2009  Lowest contract charge 0.50% Class B         $15.18             --                 --            --        35.14%
      Highest contract charge 1.90% Class B        $12.68             --                 --            --        33.22%
      All contract charges                             --         88,122         $1,102,630          1.69%
2008  Lowest contract charge 0.50% Class B         $11.23             --                 --            --       (39.85)%
      Highest contract charge 1.90% Class B        $ 9.52             --                 --            --       (40.69)%
      All contract charges                             --         41,940         $  400,022          1.38%
EQ/MONEY MARKET
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $ 9.86             --                 --            --        (0.70)%
      Highest contract charge 1.70% Class A (l)    $ 9.49             --                 --            --        (1.66)%
      All contract charges                             --          2,080         $   19,884            --
2011  Lowest contract charge 0.65% Class A (q)     $ 9.93             --                 --            --        (0.60)%
      Highest contract charge 1.70% Class A (l)    $ 9.65             --                 --            --        (1.73)%
      All contract charges                             --          4,907         $   47,537          0.01%
2010  Lowest contract charge 1.30% Class A (l)     $ 9.87             --                 --            --        (1.20)%
      Highest contract charge 1.70% Class A (l)    $ 9.82             --                 --            --        (1.60)%
      All contract charges                             --          2,179         $   21,441            --
2009  Lowest contract charge 1.30% Class A (l)     $ 9.99             --                 --            --         0.00%
      Highest contract charge 1.70% Class A (l)    $ 9.98             --                 --            --        (0.10)%
      All contract charges                             --             22         $      215            --
EQ/MONEY MARKET
      Unit Value 0.00% to 1.90%*
2012  Lowest contract charge 0.00% Class B         $44.43             --                 --            --         0.00%
      Highest contract charge 1.90% Class B        $24.30             --                 --            --        (1.94)%
      All contract charges                             --        180,902         $  645,099            --
2011  Lowest contract charge 0.00% Class B         $44.43             --                 --            --         0.00%
      Highest contract charge 1.90% Class B        $24.78             --                 --            --        (1.86)%
      All contract charges                             --         85,545         $  655,858          0.01%
2010  Lowest contract charge 0.00% Class B         $44.43             --                 --            --         0.00%
      Highest contract charge 1.90% Class B        $25.25             --                 --            --        (1.90)%
      All contract charges                             --         65,197         $  653,462            --
2009  Lowest contract charge 0.00% Class B         $44.43             --                 --            --        (0.01)%
      Highest contract charge 1.90% Class B        $25.74             --                 --            --        (1.90)%
      All contract charges                             --         60,968         $  941,402            --
2008  Lowest contract charge 0.00% Class B         $44.43             --                 --            --         2.11%
      Highest contract charge 1.90% Class B        $26.24             --                 --            --         0.15%
      All contract charges                             --         90,924         $1,493,712          1.93%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.45            --                 --             --        11.16%
      Highest contract charge 1.70% Class A (l)    $12.29            --                 --             --        10.72%
      All contract charges                             --           664           $  8,235           0.84%
2011  Lowest contract charge 1.30% Class A (l)     $11.20            --                 --             --        (1.82)%
      Highest contract charge 1.70% Class A (l)    $11.10            --                 --             --         1.37%
      All contract charges                             --           665           $  7,428           0.52%
2010  Lowest contract charge 1.30% Class A (l)     $11.00            --                 --             --         7.00%
      Highest contract charge 1.70% Class A (l)    $10.95            --                 --             --         6.62%
      All contract charges                             --           458           $  5,029           0.56%
2009  Lowest contract charge 1.30% Class A (l)     $10.28            --                 --             --         0.98%
      Highest contract charge 1.70% Class A (l)    $10.27            --                 --             --         0.98%
      All contract charges                             --             1           $      6           0.38%
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.20% to 1.80%*
2012  Lowest contract charge 1.20% Class B         $ 6.09            --                 --             --        11.13%
      Highest contract charge 1.80% Class B        $ 5.59            --                 --             --        10.47%
      All contract charges                             --        33,604           $164,631           0.84%
2011  Lowest contract charge 1.20% Class B         $ 5.48            --                 --             --         1.67%
      Highest contract charge 1.90% Class B        $ 4.99            --                 --             --         0.81%
      All contract charges                             --        34,861           $153,640           0.52%
2010  Lowest contract charge 0.50% Class B         $ 5.87            --                 --             --         7.71%
      Highest contract charge 1.90% Class B        $ 4.95            --                 --             --         6.22%
      All contract charges                             --        38,121           $169,152           0.56%
2009  Lowest contract charge 0.50% Class B         $ 5.45            --                 --             --        29.18%
      Highest contract charge 1.90% Class B        $ 4.66            --                 --             --        27.29%
      All contract charges                             --        41,296           $172,778           0.38%
2008  Lowest contract charge 0.50% Class B         $ 4.22            --                 --             --       (33.23)%
      Highest contract charge 1.90% Class B        $ 3.66            --                 --             --       (34.17)%
      All contract charges                             --        43,561           $143,894           0.26%
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $10.38            --                 --             --         8.01%
      Highest contract charge 1.70% Class A (l)    $12.94            --                 --             --         6.94%
      All contract charges                             --         1,342           $ 17,512           0.44%
2011  Lowest contract charge 0.65% Class A (q)     $ 9.61            --                 --             --       (11.35)%
      Highest contract charge 1.70% Class A (l)    $12.10            --                 --             --        (9.02)%
      All contract charges                             --         1,182           $ 14,382           0.25%
2010  Lowest contract charge 1.30% Class A (l)     $13.36            --                 --             --        30.85%
      Highest contract charge 1.70% Class A (l)    $13.30            --                 --             --        30.39%
      All contract charges                             --           456           $  6,078           0.12%
2009  Lowest contract charge 1.30% Class A (l)     $10.21            --                 --             --         0.79%
      Highest contract charge 1.70% Class A (l)    $10.20            --                 --             --         0.69%
      All contract charges                             --             3           $     23             --
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $17.05            --                 --             --         7.71%
      Highest contract charge 1.90% Class B        $15.84            --                 --             --         6.67%
      All contract charges                             --        33,732           $552,320           0.44%
2011  Lowest contract charge 0.95% Class B         $15.83            --                 --             --        (8.60)%
      Highest contract charge 1.90% Class B        $14.85            --                 --             --        (9.45)%
      All contract charges                             --        36,425           $556,589           0.25%
2010  Lowest contract charge 0.50% Class B         $17.77            --                 --             --        31.63%
      Highest contract charge 1.90% Class B        $16.40            --                 --             --        29.85%
      All contract charges                             --        36,207           $608,343           0.12%
2009  Lowest contract charge 0.50% Class B         $13.50            --                 --             --        56.21%
      Highest contract charge 1.90% Class B        $12.63            --                 --             --        54.06%
      All contract charges                             --        31,529           $406,393             --
2008  Lowest contract charge 0.50% Class B         $ 8.64            --                 --             --       (47.57)%
      Highest contract charge 1.90% Class B        $ 8.20            --                 --             --       (48.33)%
      All contract charges                             --        25,257           $210,339             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.09            --                 --             --        12.78%
      Highest contract charge 1.70% Class A (l)    $11.93            --                 --             --        12.23%
      All contract charges                             --            84           $  1,023           1.34%
2011  Lowest contract charge 1.30% Class A (l)     $10.72            --                 --             --        (5.47)%
      Highest contract charge 1.70% Class A (l)    $10.63            --                 --             --        (5.85)%
      All contract charges                             --            77           $    816           0.90%
2010  Lowest contract charge 1.30% Class A (l)     $11.34            --                 --             --        10.74%
      Highest contract charge 1.70% Class A (l)    $11.29            --                 --             --        10.25%
      All contract charges                             --            47           $    529           1.81%
2009  Lowest contract charge 1.30% Class A (l)     $10.24            --                 --             --         0.49%
      Highest contract charge 1.70% Class A (l)    $10.24            --                 --             --         0.49%
      All contract charges                             --            --                 --           0.18%
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B         $ 9.74            --                 --             --        13.12%
      Highest contract charge 1.80% Class B        $ 9.22            --                 --             --        12.17%
      All contract charges                             --        20,477           $192,474           1.34%
2011  Lowest contract charge 0.95% Class B         $ 8.61            --                 --             --        (5.38)%
      Highest contract charge 1.80% Class B        $ 8.22            --                 --             --        (6.16)%
      All contract charges                             --        23,086           $192,936           0.90%
2010  Lowest contract charge 0.50% Class B         $ 9.28            --                 --             --        11.40%
      Highest contract charge 1.90% Class B        $ 8.73            --                 --             --         9.81%
      All contract charges                             --        25,932           $230,267           1.81%
2009  Lowest contract charge 0.50% Class B         $ 8.33            --                 --             --        24.48%
      Highest contract charge 1.90% Class B        $ 7.95            --                 --             --        22.81%
      All contract charges                             --        29,595           $238,330           0.18%
2008  Lowest contract charge 0.50% Class B         $ 6.69            --                 --             --       (38.40)%
      Highest contract charge 1.90% Class B        $ 6.47            --                 --             --       (39.31)%
      All contract charges                             --        31,398           $205,168           3.61%
EQ/OPPENHEIMER GLOBAL
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.47            --                 --             --        18.88%
      Highest contract charge 1.70% Class A (l)    $12.31            --                 --             --        18.37%
      All contract charges                             --           849           $ 10,536           0.87%
2011  Lowest contract charge 1.30% Class A (l)     $10.49            --                 --             --        (9.65)%
      Highest contract charge 1.70% Class A (l)    $10.40            --                 --             --        (9.96)%
      All contract charges                             --           718           $  7,507           0.78%
2010  Lowest contract charge 1.30% Class A (l)     $11.61            --                 --             --        14.05%
      Highest contract charge 1.70% Class A (l)    $11.55            --                 --             --        13.46%
      All contract charges                             --           264           $  3,054           0.65%
2009  Lowest contract charge 1.30% Class A (l)     $10.18            --                 --             --         0.00%
      Highest contract charge 1.70% Class A (l)    $10.18            --                 --             --         0.00%
      All contract charges                             --             1           $      7           0.66%
EQ/OPPENHEIMER GLOBAL
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B         $11.54            --                 --             --        19.21%
      Highest contract charge 1.80% Class B        $10.93            --                 --             --        18.16%
      All contract charges                             --        29,044           $323,779           0.87%
2011  Lowest contract charge 0.95% Class B         $ 9.68            --                 --             --        (9.45)%
      Highest contract charge 1.90% Class B        $ 9.20            --                 --             --       (10.33)%
      All contract charges                             --        29,008           $272,754           0.78%
2010  Lowest contract charge 0.50% Class B         $10.90            --                 --             --        14.62%
      Highest contract charge 1.90% Class B        $10.26            --                 --             --        13.00%
      All contract charges                             --        23,163           $241,951           0.65%
2009  Lowest contract charge 0.50% Class B         $ 9.51            --                 --             --        37.88%
      Highest contract charge 1.90% Class B        $ 9.08            --                 --             --        35.88%
      All contract charges                             --        17,703           $162,900           0.66%
2008  Lowest contract charge 0.50% Class B         $ 6.90            --                 --             --       (41.03)%
      Highest contract charge 1.90% Class B        $ 6.68            --                 --             --       (41.81)%
      All contract charges                             --        13,246           $ 89,280           1.29%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/PIMCO ULTRA SHORT BOND(D)(E)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (q)     $ 9.86             --                 --            --         0.20%
      Highest contract charge 1.70% Class A (l)    $ 9.73             --                 --            --        (0.31)%
      All contract charges                             --          1,581         $   15,504          0.53%
2011  Lowest contract charge 0.65% Class A (q)     $ 9.92             --                 --            --        (0.70)%
      Highest contract charge 1.70% Class A (l)    $ 9.76             --                 --            --        (1.61)%
      All contract charges                             --          1,850         $   18,121          0.51%
2010  Lowest contract charge 1.30% Class A (l)     $ 9.96             --                 --            --        (0.30)%
      Highest contract charge 1.70% Class A (l)    $ 9.92             --                 --            --        (0.60)%
      All contract charges                             --          1,339         $   13,301          0.32%
2009  Lowest contract charge 1.30% Class A (l)     $ 9.99             --                 --            --        (0.10)%
      Highest contract charge 1.70% Class A (l)    $ 9.98             --                 --            --        (0.10)%
      All contract charges                             --              9                 90          1.17%
EQ/PIMCO ULTRA SHORT BOND(D)(E)
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $11.04             --                 --            --         0.55%
      Highest contract charge 1.90% Class B        $10.25             --                 --            --        (0.49)%
      All contract charges                             --         99,739         $1,034,575          0.53%
2011  Lowest contract charge 0.95% Class B         $10.98             --                 --            --        (1.17)%
      Highest contract charge 1.90% Class B        $10.30             --                 --            --        (2.09)%
      All contract charges                             --        110,963         $1,151,604          0.51%
2010  Lowest contract charge 0.50% Class B         $11.40             --                 --            --         0.35%
      Highest contract charge 1.90% Class B        $10.52             --                 --            --        (1.03)%
      All contract charges                             --        121,269         $1,281,207          0.32%
2009  Lowest contract charge 0.50% Class B         $11.36             --                 --            --         7.45%
      Highest contract charge 1.90% Class B        $10.63             --                 --            --         5.99%
      All contract charges                             --        132,946         $1,414,881          1.17%
2008  Lowest contract charge 0.50% Class B         $10.57             --                 --            --        (4.52)%
      Highest contract charge 1.90% Class B        $10.03             --                 --            --        (5.91)%
      All contract charges                             --         91,323         $  917,805          3.21%
EQ/QUALITY BOND PLUS(H)
      Unit Value 1.20% to 1.90%*
2012  Lowest contract charge 1.20% Class B         $17.78             --                 --            --         1.43%
      Highest contract charge 1.90% Class B        $15.51             --                 --            --         0.71%
      All contract charges                             --         38,915         $  505,313          0.62%
2011  Lowest contract charge 0.95% Class B         $18.36             --                 --            --         0.27%
      Highest contract charge 1.90% Class B        $15.40             --                 --            --        (0.71)%
      All contract charges                             --         40,402         $  519,876          2.32%
2010  Lowest contract charge 0.50% Class B         $19.80             --                 --            --         5.71%
      Highest contract charge 1.90% Class B        $15.51             --                 --            --         4.23%
      All contract charges                             --         43,644         $  565,217         10.49%
2009  Lowest contract charge 0.50% Class B         $18.73             --                 --            --         5.54%
      Highest contract charge 1.90% Class B        $14.88             --                 --            --         4.06%
      All contract charges                             --         44,906         $  558,182          3.96%
2008  Lowest contract charge 0.50% Class B         $17.75             --                 --            --        (7.02)%
      Highest contract charge 1.90% Class B        $14.30             --                 --            --        (8.33)%
      All contract charges                             --         26,466         $  326,277          5.04%
EQ/SMALL COMPANY INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $14.52             --                 --            --        14.06%
      Highest contract charge 1.70% Class A (l)    $14.33             --                 --            --        13.55%
      All contract charges                             --            308         $    4,461          1.49%
2011  Lowest contract charge 1.30% Class A (l)     $12.73             --                 --            --        (5.00)%
      Highest contract charge 1.70% Class A (l)    $12.62             --                 --            --        (5.40)%
      All contract charges                             --            272         $    3,450          0.66%
2010  Lowest contract charge 1.30% Class A (l)     $13.40             --                 --            --        24.54%
      Highest contract charge 1.70% Class A (l)    $13.34             --                 --            --        23.98%
      All contract charges                             --            193         $    2,581          0.97%
2009  Lowest contract charge 1.30% Class A (l)     $10.76             --                 --            --         2.57%
      Highest contract charge 1.70% Class A (l)    $10.76             --                 --            --         2.57%
      All contract charges                             --              1         $       11          1.55%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/SMALL COMPANY INDEX(J)
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $19.11            --                 --             --        14.43%
      Highest contract charge 1.90% Class B        $16.53            --                 --             --        13.30%
      All contract charges                             --        28,244           $459,520           1.49%
2011  Lowest contract charge 0.95% Class B         $16.70            --                 --             --        (4.90)%
      Highest contract charge 1.90% Class B        $14.59            --                 --             --        (5.81)%
      All contract charges                             --        30,361           $434,307           0.66%
2010  Lowest contract charge 0.50% Class B         $18.62            --                 --             --        25.13%
      Highest contract charge 1.90% Class B        $15.49            --                 --             --        23.43%
      All contract charges                             --        33,448           $506,182           0.97%
2009  Lowest contract charge 0.50% Class B         $14.88            --                 --             --        25.54%
      Highest contract charge 1.90% Class B        $12.55            --                 --             --        23.76%
      All contract charges                             --        36,011           $440,098           1.55%
2008  Lowest contract charge 0.50% Class B         $11.85            --                 --             --       (34.49)%
      Highest contract charge 1.90% Class B        $10.14            --                 --             --       (35.41)%
      All contract charges                             --        28,477           $282,432           0.85%
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $11.77            --                 --             --        18.17%
      Highest contract charge 1.70% Class A (l)    $13.40            --                 --             --        16.93%
      All contract charges                             --         1,130           $ 15,276             --
2011  Lowest contract charge 0.65% Class A (q)     $ 9.96            --                 --             --        (5.77)%
      Highest contract charge 1.70% Class A (l)    $11.46            --                 --             --        (3.37)%
      All contract charges                             --           889           $ 10,249             --
2010  Lowest contract charge 1.30% Class A (l)     $11.92            --                 --             --        15.17%
      Highest contract charge 1.70% Class A (l)    $11.86            --                 --             --        14.70%
      All contract charges                             --           443           $  5,276             --
2009  Lowest contract charge 1.30% Class A (l)     $10.35            --                 --             --         1.67%
      Highest contract charge 1.70% Class A (l)    $10.34            --                 --             --         1.57%
      All contract charges                             --             3           $     38             --
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $20.15            --                 --             --        17.77%
      Highest contract charge 1.90% Class B        $15.93            --                 --             --        16.70%
      All contract charges                             --        34,500           $487,982             --
2011  Lowest contract charge 0.95% Class B         $17.11            --                 --             --        (2.84)%
      Highest contract charge 1.90% Class B        $13.65            --                 --             --        (3.81)%
      All contract charges                             --        31,860           $385,451             --
2010  Lowest contract charge 0.50% Class B         $19.50            --                 --             --        15.80%
      Highest contract charge 1.90% Class B        $14.19            --                 --             --        14.16%
      All contract charges                             --        31,081           $396,968             --
2009  Lowest contract charge 0.50% Class B         $16.84            --                 --             --        41.96%
      Highest contract charge 1.90% Class B        $12.43            --                 --             --        39.94%
      All contract charges                             --        27,386           $313,026             --
2008  Lowest contract charge 0.50% Class B         $11.86            --                 --             --       (42.51)%
      Highest contract charge 1.90% Class B        $ 8.88            --                 --             --       (43.33)%
      All contract charges                             --        19,024           $167,244             --
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $11.62            --                 --             --        17.85%
      Highest contract charge 1.70% Class A (l)    $11.47            --                 --             --        17.28%
      All contract charges                             --           156           $  1,810           1.34%
2011  Lowest contract charge 1.30% Class A (l)     $ 9.86            --                 --             --        (9.29)%
      Highest contract charge 1.70% Class A (l)    $ 9.78            --                 --             --        (9.61)%
      All contract charges                             --           144           $  1,418           1.77%
2010  Lowest contract charge 1.30% Class A (l)     $10.87            --                 --             --         6.88%
      Highest contract charge 1.70% Class A (l)    $10.82            --                 --             --         6.39%
      All contract charges                             --            87           $    941           1.48%
2009  Lowest contract charge 1.30% Class A (l)     $10.17            --                 --             --         0.10%
      Highest contract charge 1.70% Class A (l)    $10.17            --                 --             --         0.10%
      All contract charges                             --            --           $      3           1.50%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B         $ 9.44            --                 --             --        18.15%
      Highest contract charge 1.80% Class B        $ 8.94            --                 --             --        17.17%
      All contract charges                             --        21,501           $196,029           1.34%
2011  Lowest contract charge 0.95% Class B         $ 7.99            --                 --             --        (9.20)%
      Highest contract charge 1.80% Class B        $ 7.63            --                 --             --        (9.92)%
      All contract charges                             --        21,852           $169,531           1.77%
2010  Lowest contract charge 0.50% Class B         $ 8.97            --                 --             --         7.43%
      Highest contract charge 1.90% Class B        $ 8.44            --                 --             --         6.03%
      All contract charges                             --        22,506           $193,279           1.48%
2009  Lowest contract charge 0.50% Class B         $ 8.35            --                 --             --        29.41%
      Highest contract charge 1.90% Class B        $ 7.96            --                 --             --        27.63%
      All contract charges                             --        22,755           $183,693           1.50%
2008  Lowest contract charge 0.50% Class B         $ 6.45            --                 --             --       (41.15)%
      Highest contract charge 1.90% Class B        $ 6.24            --                 --             --       (41.95)%
      All contract charges                             --        23,768           $149,788           1.56%
EQ/UBS GROWTH & INCOME
      Unit Value 1.20% to 1.70%*
2012  Lowest contract charge 1.20% Class B         $ 5.86            --                 --             --        11.41%
      Highest contract charge 1.70% Class B        $ 5.46            --                 --             --        10.98%
      All contract charges                             --        17,570           $ 79,009           0.84%
2011  Lowest contract charge 1.20% Class B         $ 5.26            --                 --             --        (4.01)%
      Highest contract charge 1.70% Class B        $ 4.92            --                 --             --        (4.47)%
      All contract charges                             --        17,356           $ 70,447           0.80%
2010  Lowest contract charge 0.50% Class B         $ 5.97            --                 --             --        12.64%
      Highest contract charge 1.90% Class B        $ 5.03            --                 --             --        11.04%
      All contract charges                             --        16,460           $ 70,007           0.72%
2009  Lowest contract charge 0.50% Class B         $ 5.30            --                 --             --        31.90%
      Highest contract charge 1.90% Class B        $ 4.53            --                 --             --        29.83%
      All contract charges                             --        16,033           $ 63,781           0.85%
2008  Lowest contract charge 0.50% Class B         $ 4.02            --                 --             --       (40.36)%
      Highest contract charge 1.90% Class B        $ 3.49            --                 --             --       (41.15)%
      All contract charges                             --        14,961           $ 48,057           1.26%
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $11.86            --                 --             --        17.66%
      Highest contract charge 1.70% Class A (l)    $13.03            --                 --             --        16.44%
      All contract charges                             --           185           $  2,431           1.27%
2011  Lowest contract charge 0.65% Class A (q)     $10.08            --                 --             --        (5.08)%
      Highest contract charge 1.70% Class A (l)    $11.19            --                 --             --        (3.45)%
      All contract charges                             --           142           $  1,598           1.38%
2010  Lowest contract charge 1.30% Class A (l)     $11.64            --                 --             --        14.01%
      Highest contract charge 1.70% Class A (l)    $11.59            --                 --             --        13.52%
      All contract charges                             --            83           $    969           1.26%
2009  Lowest contract charge 1.30% Class A (l)     $10.21            --                 --             --         0.29%
      Highest contract charge 1.70% Class A (l)    $10.21            --                 --             --         0.20%
      All contract charges                             --            --           $      2           1.44%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                         UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                         ---------- ----------------- ----------------- -------------- ---------
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B                 $11.97            --                 --             --        17.35%
      Highest contract charge 1.80% Class B                $11.20            --                 --             --        16.30%
      All contract charges                                     --        22,874           $262,341           1.27%
2011  Lowest contract charge 0.95% Class B                 $10.20            --                 --             --        (2.95)%
      Highest contract charge 1.90% Class B                $ 9.57            --                 --             --        (3.82)%
      All contract charges                                     --        24,155           $237,419           1.38%
2010  Lowest contract charge 0.50% Class B                 $10.78            --                 --             --        14.56%
      Highest contract charge 1.90% Class B                $ 9.95            --                 --             --        13.07%
      All contract charges                                     --        23,369           $237,948           1.26%
2009  Lowest contract charge 0.50% Class B                 $ 9.41            --                 --             --        27.79%
      Highest contract charge 1.90% Class B                $ 8.80            --                 --             --        25.94%
      All contract charges                                     --        24,454           $219,381           1.44%
2008  Lowest contract charge 0.50% Class B                 $ 7.36            --                 --             --       (37.25)%
      Highest contract charge 1.90% Class B                $ 6.99            --                 --             --       (38.14)%
      All contract charges                                     --        26,088           $185,024           1.98%
EQ/WELLS FARGO OMEGA GROWTH
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B                 $13.08            --                 --             --        19.23%
      Highest contract charge 1.90% Class B                $11.43            --                 --             --        18.08%
      All contract charges                                     --        43,932           $634,754           0.01%
2011  Lowest contract charge 0.95% Class B                 $10.97            --                 --             --        (6.72)%
      Highest contract charge 1.90% Class B                $ 9.68            --                 --             --        (7.63)%
      All contract charges                                     --        40,399           $495,316             --
2010  Lowest contract charge 0.50% Class B                 $12.42            --                 --             --        16.73%
      Highest contract charge 1.90% Class B                $10.48            --                 --             --        15.04%
      All contract charges                                     --        31,147           $413,230           0.01%
2009  Lowest contract charge 0.50% Class B                 $10.64            --                 --             --        39.68%
      Highest contract charge 1.90% Class B                $ 9.11            --                 --             --        37.57%
      All contract charges                                     --        25,747           $295,437           0.19%
2008  Lowest contract charge 0.50% Class B                 $ 7.62            --                 --             --       (27.98)%
      Highest contract charge 1.90% Class B                $ 6.62            --                 --             --       (28.97)%
      All contract charges                                     --        15,753           $128,962           0.60%
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Class 2 (m)     $10.76            --                 --             --        14.35%
      Highest contract charge 1.70% Service Class 2 (m)    $12.17            --                 --             --        13.10%
      All contract charges                                     --            80           $    956           1.16%
2011  Lowest contract charge 1.30% Service Class 2 (m)     $10.85            --                 --             --        (7.66)%
      Highest contract charge 1.70% Service Class 2 (m)    $10.76            --                 --             --        (8.03)%
      All contract charges                                     --            74           $    801           1.43%
2010  Lowest contract charge 1.30% Service Class 2 (m)     $11.75            --                 --             --        14.52%
      Highest contract charge 1.70% Service Class 2 (m)    $11.70            --                 --             --        14.04%
      All contract charges                                     --            66           $    773           1.41%
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Class 2 (q)     $11.60            --                 --             --        15.31%
      Highest contract charge 1.70% Service Class 2 (l)    $13.00            --                 --             --        14.14%
      All contract charges                                     --         2,363           $ 30,986           1.18%
2011  Lowest contract charge 0.65% Service Class 2 (q)     $10.06            --                 --             --        (6.68)%
      Highest contract charge 1.70% Service Class 2 (l)    $11.39            --                 --             --        (4.37)%
      All contract charges                                     --         2,017           $ 23,085           1.01%
2010  Lowest contract charge 1.30% Service Class 2 (l)     $11.97            --                 --             --        15.43%
      Highest contract charge 1.70% Service Class 2 (l)    $11.91            --                 --             --        14.85%
      All contract charges                                     --         1,053           $ 12,580           2.01%
2009  Lowest contract charge 1.30% Service Class 2 (l)     $10.37            --                 --             --         0.78%
      Lowest contract charge 1.70% Service Class 2 (l)     $10.37            --                 --             --         0.78%
      All contract charges                                     --             2           $     18             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                         UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                         ---------- ----------------- ----------------- -------------- ---------
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class 2 (q)     $10.62            --                 --             --        10.40%
      Highest contract charge 1.70% Service Class 2 (q)    $10.54            --                 --             --        10.02%
      All contract charges                                     --            71            $   745           1.91%
2011  Lowest contract charge 1.30% Service Class 2 (q)     $ 9.62            --                 --             --        (3.90)%
      Highest contract charge 1.70% Service Class 2 (q)    $ 9.58            --                 --             --        (4.30)%
      All contract charges                                     --            46            $   442           2.91%
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Service Class 2 (q)     $10.60            --                 --             --        11.58%
      Highest contract charge 1.65% Service Class 2 (q)    $10.53            --                 --             --        11.19%
      All contract charges                                     --            66            $   686           2.02%
2011  Lowest contract charge 1.30% Service Class 2 (q)     $ 9.50            --                 --             --        (5.00)%
      Highest contract charge 1.65% Service Class 2 (q)    $ 9.47            --                 --             --        (5.30)%
      All contract charges                                     --            48            $   455           5.03%
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Service Class 2 (q)     $10.59            --                 --             --        13.26%
      Highest contract charge 1.65% Service Class 2 (q)    $10.52            --                 --             --        12.88%
      All contract charges                                     --            33            $   359           2.07%
2011  Lowest contract charge 1.30% Service Class 2 (q)     $ 9.35            --                 --             --        (6.41)%
      Highest contract charge 1.65% Service Class 2 (q)    $ 9.32            --                 --             --        (6.71)%
      All contract charges                                     --            13            $   118           5.69%
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Service Class 2 (q)     $10.55            --                 --             --        13.69%
      Highest contract charge 1.65% Service Class 2 (q)    $10.48            --                 --             --        13.30%
      All contract charges                                     --            31            $   322           2.22%
2011  Lowest contract charge 1.30% Service Class 2 (q)     $ 9.28            --                 --             --        (6.92)%
      Highest contract charge 1.65% Service Class 2 (q)    $ 9.25            --                 --             --        (7.22)%
      All contract charges                                     --            18            $   168           4.18%
FIDELITY(R) VIP MID CAP PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Class 2 (q)     $10.24            --                 --             --        13.78%
      Highest contract charge 1.70% Service Class 2 (l)    $12.68            --                 --             --        12.61%
      All contract charges                                     --           995            $12,716           0.40%
2011  Lowest contract charge 0.65% Service Class 2 (q)     $ 9.00            --                 --             --       (12.54)%
      Highest contract charge 1.70% Service Class 2 (l)    $11.26            --                 --             --       (12.37)%
      All contract charges                                     --           890            $10,073           0.03%
2010  Lowest contract charge 1.30% Service Class 2 (l)     $12.91            --                 --             --        26.94%
      Highest contract charge 1.70% Service Class 2 (l)    $12.85            --                 --             --        26.35%
      All contract charges                                     --           417            $ 5,377           0.33%
2009  Lowest contract charge 1.30% Service Class 2 (l)     $10.17            --                 --             --         0.59%
      Highest contract charge 1.70% Service Class 2 (l)    $10.17            --                 --             --         0.59%
      All contract charges                                     --             1            $     6             --
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class 2 (l)     $12.23            --                 --             --         8.81%
      Highest contract charge 1.70% Service Class 2 (l)    $12.07            --                 --             --         8.35%
      All contract charges                                     --         2,015            $24,501           3.66%
2011  Lowest contract charge 1.30% Service Class 2 (l)     $11.24            --                 --             --         3.12%
      Highest contract charge 1.70% Service Class 2 (l)    $11.14            --                 --             --         2.67%
      All contract charges                                     --         1,512            $16,925           5.63%
2010  Lowest contract charge 1.30% Service Class 2 (l)     $10.90            --                 --             --         7.50%
      Highest contract charge 1.70% Service Class 2 (l)    $10.85            --                 --             --         7.11%
      All contract charges                                     --           631            $ 6,871          10.45%
2009  Lowest contract charge 1.30% Service Class 2 (l)     $10.14            --                 --             --         0.10%
      Highest contract charge 1.70% Service Class 2 (l)    $10.13            --                 --             --         0.00%
      All contract charges                                     --             2            $    23             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
FRANKLIN INCOME SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (o)            $12.22            --                 --             --        11.19%
      Highest contract charge 1.70% Class B (o)           $12.07            --                 --             --        10.73%
      All contract charges                                    --           796            $ 9,655           6.60%
2011  Lowest contract charge 1.30% Class B (o)            $10.99            --                 --             --         1.10%
      Highest contract charge 1.70% Class B (o)           $10.90            --                 --             --         0.65%
      All contract charges                                    --           577            $ 6,314           5.60%
2010  Lowest contract charge 1.30% Class B (o)            $10.87            --                 --             --        11.49%
      Highest contract charge 1.70% Class B (o)           $10.83            --                 --             --        11.08%
      All contract charges                                    --           352            $ 3,815           2.89%
FRANKLIN STRATEGIC INCOME SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class 2 (l)            $11.33            --                 --             --        11.96%
      Highest contract charge 1.70% Class 2 (l)           $12.36            --                 --             --        10.85%
      All contract charges                                    --         1,359            $16,935           7.04%
2011  Lowest contract charge 1.30% Class 2 (l)            $11.25            --                 --             --         1.26%
      Highest contract charge 1.70% Class 2 (l)           $11.15            --                 --             --         0.81%
      All contract charges                                    --         1,039            $11,646           5.65%
2010  Lowest contract charge 1.30% Class 2 (l)            $11.11            --                 --             --         9.46%
      Highest contract charge 1.70% Class 2 (l)           $11.06            --                 --             --         8.97%
      All contract charges                                    --           440            $ 4,880           3.69%
2009  Lowest contract charge 1.30% Class 2 (l)            $10.15            --                 --             --         0.50%
      Highest contract charge 1.70% Class 2 (l)           $10.15            --                 --             --         0.59%
      All contract charges                                    --             5            $    46             --
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class 2 (o)            $11.75            --                 --             --        13.86%
      Highest contract charge 1.70% Class 2 (o)           $11.61            --                 --             --        13.38%
      All contract charges                                    --           158            $ 1,847           2.77%
2011  Lowest contract charge 1.30% Class 2 (o)            $10.32            --                 --             --        (2.82)%
      Highest contract charge 1.70% Class 2 (o)           $10.24            --                 --             --        (3.21)%
      All contract charges                                    --           141            $ 1,446           0.01%
2010  Lowest contract charge 1.30% Class 2 (o)            $10.62            --                 --             --         9.82%
      Highest contract charge 1.70% Class 2 (o)           $10.58            --                 --             --         9.41%
      All contract charges                                    --           104            $ 1,103           5.07%
GOLDMAN SACHS VIT MID CAP VALUE FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Shares (q)     $11.49            --                 --             --        17.36%
      Highest contract charge 1.70% Service Shares (l)    $13.69            --                 --             --        16.12%
      All contract charges                                    --           597            $ 8,245           0.98%
2011  Lowest contract charge 0.65% Service Shares (q)     $ 9.79            --                 --             --       (10.35)%
      Highest contract charge 1.70% Service Shares (l)    $11.79            --                 --             --        (8.18)%
      All contract charges                                    --           542            $ 6,426           0.75%
2010  Lowest contract charge 1.30% Service Shares (l)     $12.90            --                 --             --        23.09%
      Highest contract charge 1.70% Service Shares (l)    $12.84            --                 --             --        22.64%
      All contract charges                                    --           243            $ 3,129           1.08%
2009  Lowest contract charge 1.30% Service Shares (l)     $10.48            --                 --             --         0.87%
      Highest contract charge 1.70% Service Shares (l)    $10.47            --                 --             --         0.77%
      All contract charges                                    --            --            $     3             --
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (q)      $ 7.87            --                 --             --       (12.36)%
      Highest contract charge 1.70% Common Shares (q)     $ 7.81            --                 --             --       (12.74)%
      All contract charges                                    --            83            $   646             --
2011  Lowest contract charge 1.30% Common Shares (q)      $ 8.98            --                 --             --        (9.38)%
      Highest contract charge 1.70% Common Shares (q)     $ 8.95            --                 --             --        (9.69)%
      All contract charges                                    --            41            $   371             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND(X)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (x)     $ 9.41            --                 --             --         0.11%
      Highest contract charge 1.70% Common Shares (x)    $ 9.34            --                 --             --        (0.11)%
      All contract charges                                   --            60            $   565           0.58%
INVESCO V.I. DIVERSIFIED DIVIDEND FUND(S)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Series II (s)         $12.26            --                 --             --        16.76%
      Highest contract charge 1.70% Series II (s)        $12.11            --                 --             --        16.33%
      All contract charges                                   --           179            $ 2,187           2.07%
2011  Lowest contract charge 1.30% Series II (s)         $10.50            --                 --             --        (8.70)%
      Highest contract charge 1.70% Series II (s)        $10.41            --                 --             --        (8.92)%
      All contract charges                                   --           110            $ 1,155           0.14%
INVESCO V.I. GLOBAL REAL ESTATE FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Series II (q)         $11.42            --                 --             --        27.03%
      Highest contract charge 1.70% Series II (l)        $13.57            --                 --             --        25.65%
      All contract charges                                   --         1,829            $25,035           0.48%
2011  Lowest contract charge 0.65% Series II (q)         $ 8.99            --                 --             --        (9.28)%
      Highest contract charge 1.70% Series II (l)        $10.80            --                 --             --        (8.24)%
      All contract charges                                   --         1,479            $16,049           4.81%
2010  Lowest contract charge 1.30% Series II (l)         $11.83            --                 --             --        15.75%
      Highest contract charge 1.70% Series II (l)        $11.77            --                 --             --        15.17%
      All contract charges                                   --           483            $ 5,702           7.92%
2009  Lowest contract charge 1.30% Series II (l)         $10.22            --                 --             --         0.39%
      Highest contract charge 1.70% Series II (l)        $10.22            --                 --             --         0.49%
      All contract charges                                   --             1            $    12             --
INVESCO V.I. HIGH YIELD FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Series II (q)         $11.60            --                 --             --        16.12%
      Highest contract charge 1.70% Series II (q)        $11.10            --                 --             --        14.91%
      All contract charges                                   --           402            $ 4,476           5.97%
2011  Lowest contract charge 0.65% Series II (q)         $ 9.99            --                 --             --        (1.28)%
      Highest contract charge 1.70% Series II (q)        $ 9.66            --                 --             --        (3.69)%
      All contract charges                                   --           207            $ 2,006           1.33%
INVESCO V.I. INTERNATIONAL GROWTH FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Series II (q)         $10.52            --                 --             --        14.47%
      Highest contract charge 1.70% Series II (m)        $11.75            --                 --             --        13.31%
      All contract charges                                   --         1,048            $12,413           1.38%
2011  Lowest contract charge 0.65% Series II (q)         $ 9.19            --                 --             --        (9.01)%
      Highest contract charge 1.70% Series II (m)        $10.37            --                 --             --        (8.55)%
      All contract charges                                   --           904            $ 9,432           0.95%
2010  Lowest contract charge 1.30% Series II (m)         $11.40            --                 --             --        11.22%
      Highest contract charge 1.70% Series II (m)        $11.34            --                 --             --        10.63%
      All contract charges                                   --           366            $ 4,164           2.80%
INVESCO V.I. MID CAP CORE EQUITY FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Series II (l)         $11.76            --                 --             --         9.19%
      Highest contract charge 1.70% Series II (l)        $11.61            --                 --             --         8.81%
      All contract charges                                   --           278            $ 3,257             --
2011  Lowest contract charge 1.30% Series II (l)         $10.77            --                 --             --        (7.71)%
      Highest contract charge 1.70% Series II (l)        $10.67            --                 --             --        (8.10)%
      All contract charges                                   --           234            $ 2,516           0.10%
2010  Lowest contract charge 1.30% Series II (l)         $11.67            --                 --             --        12.32%
      Highest contract charge 1.70% Series II (l)        $11.61            --                 --             --        11.85%
      All contract charges                                   --           123            $ 1,433           0.49%
2009  Lowest contract charge 1.30% Series II (l)         $10.39            --                 --             --         0.87%
      Highest contract charge 1.70% Series II (l)        $10.38            --                 --             --         0.78%
      All contract charges                                   --            --            $     1             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
INVESCO V.I. SMALL CAP EQUITY FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Series II (m)         $14.80            --                 --             --        12.21%
      Highest contract charge 1.70% Series II (m)        $14.61            --                 --             --        11.70%
      All contract charges                                   --           220            $ 3,223             --
2011  Lowest contract charge 1.30% Series II (m)         $13.19            --                 --             --        (2.30)%
      Highest contract charge 1.70% Series II (m)        $13.08            --                 --             --        (2.68)%
      All contract charges                                   --           186            $ 2,442             --
2010  Lowest contract charge 1.30% Series II (m)         $13.50            --                 --             --        26.52%
      Highest contract charge 1.70% Series II (m)        $13.44            --                 --             --        26.08%
      All contract charges                                   --            71            $   950             --
INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE FUND(W)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Series II (w)         $13.74            --                 --             --        (2.90)%
      Highest contract charge 1.70% Series II (w)        $13.57            --                 --             --        (3.07)%
      All contract charges                                   --            28            $   367             --
IVY FUNDS VIP ASSET STRATEGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (q)     $10.60            --                 --             --        17.52%
      Highest contract charge 1.70% Common Shares (q)    $10.52            --                 --             --        17.15%
      All contract charges                                   --         1,025            $10,831           1.15%
2011  Lowest contract charge 1.30% Common Shares (q)     $ 9.02            --                 --             --        (9.62)%
      Highest contract charge 1.70% Common Shares (q)    $ 8.98            --                 --             --       (10.02)%
      All contract charges                                   --           718            $ 6,460           0.42%
IVY FUNDS VIP DIVIDEND OPPORTUNITIES
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Common Shares (q)     $11.19            --                 --             --        12.35%
      Highest contract charge 1.70% Common Shares (l)    $12.10            --                 --             --        11.21%
      All contract charges                                   --           737            $ 8,977           1.10%
2011  Lowest contract charge 0.65% Common Shares (q)     $ 9.96            --                 --             --        (8.37)%
      Highest contract charge 1.70% Common Shares (l)    $10.88            --                 --             --        (6.29)%
      All contract charges                                   --           696            $ 7,611           0.99%
2010  Lowest contract charge 1.30% Common Shares (l)     $11.66            --                 --             --        14.88%
      Highest contract charge 1.70% Common Shares (l)    $11.61            --                 --             --        14.38%
      All contract charges                                   --           378            $ 4,399           0.51%
2009  Lowest contract charge 1.30% Common Shares (l)     $10.15            --                 --             --         0.20%
      Highest contract charge 1.70% Common Shares (l)    $10.15            --                 --             --         0.30%
      All contract charges                                   --             1            $    13             --
IVY FUNDS VIP ENERGY
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Common Shares (q)     $10.11            --                 --             --         0.70%
      Highest contract charge 1.70% Common Shares (l)    $11.02            --                 --             --        (0.36)%
      All contract charges                                   --           885            $ 9,829             --
2011  Lowest contract charge 0.65% Common Shares (q)     $10.04            --                 --             --       (12.24)%
      Highest contract charge 1.70% Common Shares (l)    $11.06            --                 --             --       (10.59)%
      All contract charges                                   --           771            $ 8,578             --
2010  Lowest contract charge 1.30% Common Shares (l)     $12.43            --                 --             --        20.45%
      Highest contract charge 1.70% Common Shares (l)    $12.37            --                 --             --        19.86%
      All contract charges                                   --           229            $ 2,846           0.13%
2009  Lowest contract charge 1.30% Common Shares (l)     $10.32            --                 --             --         3.41%
      Highest contract charge 1.70% Common Shares (l)    $10.32            --                 --             --         3.51%
      All contract charges                                   --            --                 --             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
IVY FUNDS VIP GLOBAL NATURAL RESOURCES
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Common Shares (q)     $ 8.80            --                 --             --         1.27%
      Highest contract charge 1.70% Common Shares (l)    $ 9.21            --                 --             --         0.22%
      All contract charges                                   --           915            $ 8,490             --
2011  Lowest contract charge 0.65% Common Shares (q)     $ 8.69            --                 --             --       (23.91)%
      Highest contract charge 1.70% Common Shares (l)    $ 9.19            --                 --             --       (22.77)%
      All contract charges                                   --           852            $ 7,871             --
2010  Lowest contract charge 1.30% Common Shares (l)     $11.96            --                 --             --        15.56%
      Highest contract charge 1.70% Common Shares (l)    $11.90            --                 --             --        15.09%
      All contract charges                                   --           419            $ 5,015             --
2009  Lowest contract charge 1.30% Common Shares (l)     $10.35            --                 --             --         2.07%
      Highest contract charge 1.70% Common Shares (l)    $10.34            --                 --             --         1.97%
      All contract charges                                   --             7            $    73             --
IVY FUNDS VIP HIGH INCOME
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Common Shares (q)     $12.43            --                 --             --        17.82%
      Highest contract charge 1.70% Common Shares (l)    $14.02            --                 --             --        16.64%
      All contract charges                                   --         2,440            $34,450           6.65%
2011  Lowest contract charge 0.65% Common Shares (q)     $10.55            --                 --             --         3.03%
      Highest contract charge 1.70% Common Shares (l)    $12.02            --                 --             --         3.44%
      All contract charges                                   --         1,926            $23,256           6.46%
2010  Lowest contract charge 1.30% Common Shares (l)     $11.67            --                 --             --        13.30%
      Highest contract charge 1.70% Common Shares (l)    $11.62            --                 --             --        12.93%
      All contract charges                                   --           778            $ 9,066           4.09%
2009  Lowest contract charge 1.30% Common Shares (l)     $10.30            --                 --             --         1.08%
      Highest contract charge 1.70% Common Shares (l)    $10.29            --                 --             --         1.08%
      All contract charges                                   --             2            $    25             --
IVY FUNDS VIP MID CAP GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (l)     $14.89            --                 --             --        12.04%
      Highest contract charge 1.70% Common Shares (l)    $14.71            --                 --             --        11.69%
      All contract charges                                   --           989            $14,647             --
2011  Lowest contract charge 1.30% Common Shares (l)     $13.29            --                 --             --        (1.85)%
      Highest contract charge 1.70% Common Shares (l)    $13.17            --                 --             --        (2.30)%
      All contract charges                                   --           816            $10,801           3.11%
2010  Lowest contract charge 1.30% Common Shares (l)     $13.54            --                 --             --        29.82%
      Highest contract charge 1.70% Common Shares (l)    $13.48            --                 --             --        29.37%
      All contract charges                                   --           328            $ 4,427           0.01%
2009  Lowest contract charge 1.30% Common Shares (l)     $10.43            --                 --             --         1.16%
      Highest contract charge 1.70% Common Shares (l)    $10.42            --                 --             --         1.17%
      All contract charges                                   --             2            $    21             --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (l)     $13.87            --                 --             --        26.21%
      Highest contract charge 1.70% Common Shares (l)    $13.69            --                 --             --        25.60%
      All contract charges                                   --           759            $10,481             --
2011  Lowest contract charge 1.30% Common Shares (l)     $10.99            --                 --             --        (7.02)%
      Highest contract charge 1.70% Common Shares (l)    $10.90            --                 --             --        (7.31)%
      All contract charges                                   --           614            $ 6,730           3.30%
2010  Lowest contract charge 1.30% Common Shares (l)     $11.82            --                 --             --        11.30%
      Highest contract charge 1.70% Common Shares (l)    $11.76            --                 --             --        10.84%
      All contract charges                                   --           227            $ 2,680             --
2009  Lowest contract charge 1.30% Common Shares (l)     $10.62            --                 --             --         2.61%
      Highest contract charge 1.70% Common Shares (l)    $10.61            --                 --             --         2.61%
      All contract charges                                   --            --            $     2             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
IVY FUNDS VIP SMALL CAP GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (l)      $12.31            --                 --             --         3.79%
      Highest contract charge 1.70% Common Shares (l)     $12.15            --                 --             --         3.32%
      All contract charges                                    --           490            $ 6,003             --
2011  Lowest contract charge 1.30% Common Shares (l)      $11.86            --                 --             --       (11.76)%
      Highest contract charge 1.70% Common Shares (l)     $11.76            --                 --             --       (12.11)%
      All contract charges                                    --           497            $ 5,876           0.82%
2010  Lowest contract charge 1.30% Common Shares (l)      $13.44            --                 --             --        27.15%
      Highest contract charge 1.70% Common Shares (l)     $13.38            --                 --             --        26.70%
      All contract charges                                    --           279            $ 3,472             --
2009  Lowest contract charge 1.30% Common Shares (l)      $10.57            --                 --             --         3.02%
      Highest contract charge 1.70% Common Shares (l)     $10.56            --                 --             --         3.02%
      All contract charges                                    --            --            $     3             --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Shares (q)     $ 9.81            --                 --             --        21.26%
      Highest contract charge 1.70% Service Shares (l)    $11.90            --                 --             --        19.96%
      All contract charges                                    --         3,427            $41,114           1.73%
2011  Lowest contract charge 0.65% Service Shares (q)     $ 8.09            --                 --             --       (18.03)%
      Highest contract charge 1.70% Service Shares (l)    $ 9.92            --                 --             --       (19.42)%
      All contract charges                                    --         2,736            $27,284           2.67%
2010  Lowest contract charge 1.30% Service Shares (l)     $12.37            --                 --             --        21.16%
      Highest contract charge 1.70% Service Shares (l)    $12.31            --                 --             --        20.57%
      All contract charges                                    --         1,064            $13,133           2.91%
2009  Lowest contract charge 1.30% Service Shares (l)     $10.21            --                 --             --         0.10%
      Highest contract charge 1.70% Service Shares (l)    $10.21            --                 --             --         0.20%
      All contract charges                                    --             2            $    23             --
LORD ABBETT SERIES FUND - BOND DEBENTURE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% VC Shares (q)          $11.17            --                 --             --        11.03%
      Highest contract charge 1.70% VC Shares (q)         $11.08            --                 --             --        10.58%
      All contract charges                                    --           211            $ 2,337           7.35%
2011  Lowest contract charge 1.30% VC Shares (q)          $10.06            --                 --             --         0.10%
      Highest contract charge 1.70% VC Shares (q)         $10.02            --                 --             --        (0.30)%
      All contract charges                                    --            82            $   827          15.38%
LORD ABBETT SERIES FUND - CLASSIC STOCK PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% VC Shares (q)          $ 9.89            --                 --             --        13.68%
      Highest contract charge 1.70% VC Shares (q)         $ 9.81            --                 --             --        13.15%
      All contract charges                                    --           159            $ 1,552           1.08%
2011  Lowest contract charge 1.30% VC Shares (q)          $ 8.70            --                 --             --       (11.59)%
      Highest contract charge 1.65% VC Shares (q)         $ 8.68            --                 --             --       (11.79)%
      All contract charges                                    --           121            $ 1,050           1.75%
LORD ABBETT SERIES FUND - GROWTH OPPORTUNITIES PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% VC Shares (q)          $ 9.36            --                 --             --        12.64%
      Highest contract charge 1.70% VC Shares (q)         $ 9.29            --                 --             --        12.20%
      All contract charges                                    --           119            $ 1,105           0.26%
2011  Lowest contract charge 1.30% VC Shares (q)          $ 8.31            --                 --             --       (15.55)%
      Highest contract charge 1.70% VC Shares (q)         $ 8.28            --                 --             --       (15.85)%
      All contract charges                                    --            73            $   603             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
MFS(R) INTERNATIONAL VALUE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class (l)     $12.01            --                 --             --        14.38%
      Highest contract charge 1.70% Service Class (l)    $11.86            --                 --             --        13.93%
      All contract charges                                   --         1,708            $20,448           1.46%
2011  Lowest contract charge 1.30% Service Class (l)     $10.50            --                 --             --        (3.05)%
      Highest contract charge 1.70% Service Class (l)    $10.41            --                 --             --        (3.43)%
      All contract charges                                   --         1,354            $14,175           1.24%
2010  Lowest contract charge 1.30% Service Class (l)     $10.83            --                 --             --         7.33%
      Highest contract charge 1.70% Service Class (l)    $10.78            --                 --             --         6.94%
      All contract charges                                   --           501            $ 5,419           0.32%
2009  Lowest contract charge 1.30% Service Class (l)     $10.09            --                 --             --        (0.79)%
      Highest contract charge 1.70% Service Class (l)    $10.08            --                 --             --        (0.88)%
      All contract charges                                   --            --            $     3             --
MFS(R) INVESTORS GROWTH STOCK SERIES
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class (m)     $13.18            --                 --             --        15.11%
      Highest contract charge 1.70% Service Class (m)    $13.02            --                 --             --        14.71%
      All contract charges                                   --           309            $ 4,049           0.23%
2011  Lowest contract charge 1.30% Service Class (m)     $11.45            --                 --             --        (0.87)%
      Highest contract charge 1.70% Service Class (m)    $11.35            --                 --             --        (1.30)%
      All contract charges                                   --           286            $ 3,267           0.26%
2010  Lowest contract charge 1.30% Service Class (m)     $11.55            --                 --             --        10.63%
      Highest contract charge 1.70% Service Class (m)    $11.50            --                 --             --        10.26%
      All contract charges                                   --           162            $ 1,874           0.07%
MFS(R) INVESTORS TRUST SERIES
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Class (q)     $11.75            --                 --             --        18.09%
      Highest contract charge 1.70% Service Class (m)    $12.59            --                 --             --        16.79%
      All contract charges                                   --           287            $ 3,636           0.78%
2011  Lowest contract charge 0.65% Service Class (q)     $ 9.95            --                 --             --        (5.42)%
      Highest contract charge 1.70% Service Class (m)    $10.78            --                 --             --        (4.01)%
      All contract charges                                   --           243            $ 2,631           0.85%
2010  Lowest contract charge 1.30% Service Class (m)     $11.29            --                 --             --         9.51%
      Highest contract charge 1.70% Service Class (m)    $11.23            --                 --             --         8.92%
      All contract charges                                   --           111            $ 1,249           0.06%
MFS(R) TECHNOLOGY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class (m)     $13.69            --                 --             --        12.77%
      Highest contract charge 1.70% Service Class (m)    $13.52            --                 --             --        12.29%
      All contract charges                                   --           352            $ 4,793             --
2011  Lowest contract charge 1.30% Service Class (m)     $12.14            --                 --             --        (0.25)%
      Highest contract charge 1.70% Service Class (m)    $12.04            --                 --             --        (0.66)%
      All contract charges                                   --           297            $ 3,597             --
2010  Lowest contract charge 1.30% Service Class (m)     $12.17            --                 --             --        18.62%
      Highest contract charge 1.70% Service Class (m)    $12.12            --                 --             --        18.24%
      All contract charges                                   --           156            $ 1,899             --
MFS(R) UTILITIES SERIES
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Class (q)     $12.05            --                 --             --        12.41%
      Highest contract charge 1.70% Service Class (m)    $13.68            --                 --             --        11.22%
      All contract charges                                   --           652            $ 8,995           6.82%
2011  Lowest contract charge 0.65% Service Class (q)     $10.72            --                 --             --         4.38%
      Highest contract charge 1.70% Service Class (m)    $12.30            --                 --             --         4.77%
      All contract charges                                   --           491            $ 6,062           3.16%
2010  Lowest contract charge 1.30% Service Class (m)     $11.80            --                 --             --        12.06%
      Highest contract charge 1.70% Service Class (m)    $11.74            --                 --             --        11.49%
      All contract charges                                   --           140            $ 1,648           1.49%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                                        UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ----------------- ----------------- -------------- ---------
MULTIMANAGER AGGRESSIVE EQUITY(F)(P)
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B     $62.92             --                 --            --        13.12%
      Highest contract charge 1.90% Class B    $48.53             --                 --            --        12.03%
      All contract charges                         --         24,945         $  470,489          0.23%
2011  Lowest contract charge 0.95% Class B     $55.62             --                 --            --        (7.18)%
      Highest contract charge 1.90% Class B    $43.32             --                 --            --        (8.06)%
      All contract charges                         --         27,864         $  467,297            --
2010  Lowest contract charge 0.50% Class B     $67.09             --                 --            --        17.02%
      Highest contract charge 1.90% Class B    $47.12             --                 --            --        15.38%
      All contract charges                         --         31,493         $  579,330          0.61%
2009  Lowest contract charge 0.50% Class B     $57.33             --                 --            --        36.59%
      Highest contract charge 1.90% Class B    $40.84             --                 --            --        34.68%
      All contract charges                         --         21,905         $  337,968          0.21%
2008  Lowest contract charge 0.50% Class B     $41.97             --                 --            --       (46.95)%
      Highest contract charge 1.90% Class B    $30.32             --                 --            --       (47.70)%
      All contract charges                         --          5,087         $   67,727          0.36%
MULTIMANAGER CORE BOND
      Unit Value 1.20% to 1.90%*
2012  Lowest contract charge 1.20% Class B     $15.07             --                 --            --         4.22%
      Highest contract charge 1.90% Class B    $13.93             --                 --            --         3.41%
      All contract charges                         --        107,224         $1,504,061          2.07%
2011  Lowest contract charge 1.20% Class B     $14.46             --                 --            --         4.56%
      Highest contract charge 1.90% Class B    $13.47             --                 --            --         3.86%
      All contract charges                         --         95,905         $1,295,330          2.58%
2010  Lowest contract charge 0.50% Class B     $14.74             --                 --            --         5.66%
      Highest contract charge 1.90% Class B    $12.97             --                 --            --         4.18%
      All contract charges                         --         88,517         $1,150,810          2.78%
2009  Lowest contract charge 0.50% Class B     $13.95             --                 --            --         7.78%
      Highest contract charge 1.90% Class B    $12.45             --                 --            --         6.25%
      All contract charges                         --         83,528         $1,038,056          3.59%
2008  Lowest contract charge 0.50% Class B     $12.94             --                 --            --         1.97%
      Highest contract charge 1.90% Class B    $11.72             --                 --            --         0.51%
      All contract charges                         --         62,629         $  734,371          4.89%
MULTIMANAGER INTERNATIONAL EQUITY
      Unit Value 1.20% to 1.90%*
2012  Lowest contract charge 1.20% Class B     $12.64             --                 --            --        16.39%
      Highest contract charge 1.90% Class B    $11.69             --                 --            --        15.51%
      All contract charges                         --         27,122         $  351,055          1.40%
2011  Lowest contract charge 1.20% Class B     $10.86             --                 --            --       (19.02)%
      Highest contract charge 1.90% Class B    $10.12             --                 --            --       (19.55)%
      All contract charges                         --         29,873         $  333,279          1.62%
2010  Lowest contract charge 0.50% Class B     $14.29             --                 --            --         6.40%
      Highest contract charge 1.90% Class B    $12.58             --                 --            --         4.92%
      All contract charges                         --         32,262         $  445,001          2.96%
2009  Lowest contract charge 0.50% Class B     $13.43             --                 --            --        29.22%
      Highest contract charge 1.90% Class B    $11.99             --                 --            --        27.38%
      All contract charges                         --         35,009         $  457,905          1.62%
2008  Lowest contract charge 0.50% Class B     $10.39             --                 --            --       (47.47)%
      Highest contract charge 1.90% Class B    $ 9.41             --                 --            --       (48.21)%
      All contract charges                         --         34,884         $  355,985          1.57%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                                        UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ----------------- ----------------- -------------- ---------
MULTIMANAGER LARGE CAP CORE EQUITY
      Unit Value 1.20% to 1.80%*
2012  Lowest contract charge 1.20% Class B     $11.50            --                 --             --        13.08%
      Highest contract charge 1.80% Class B    $10.76            --                 --             --        12.43%
      All contract charges                         --        11,104           $130,110           0.58%
2011  Lowest contract charge 1.20% Class B     $10.17            --                 --             --        (8.46)%
      Highest contract charge 1.80% Class B    $ 9.57            --                 --             --        (9.03)%
      All contract charges                         --        12,186           $126,553           0.31%
2010  Lowest contract charge 0.50% Class B     $11.84            --                 --             --        10.97%
      Highest contract charge 1.90% Class B    $10.42            --                 --             --         9.45%
      All contract charges                         --        12,797           $145,347           0.28%
2009  Lowest contract charge 0.50% Class B     $10.67            --                 --             --        31.84%
      Highest contract charge 1.90% Class B    $ 9.52            --                 --             --        29.91%
      All contract charges                         --        12,893           $132,944           1.49%
2008  Lowest contract charge 0.50% Class B     $ 8.09            --                 --             --       (39.85)%
      Highest contract charge 1.90% Class B    $ 7.33            --                 --             --       (40.65)%
      All contract charges                         --        12,279           $ 96,551           0.52%
MULTIMANAGER LARGE CAP VALUE
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B     $13.61            --                 --             --        14.47%
      Highest contract charge 1.90% Class B    $12.24            --                 --             --        13.33%
      All contract charges                         --        24,128           $325,159           1.17%
2011  Lowest contract charge 0.95% Class B     $11.89            --                 --             --        (6.45)%
      Highest contract charge 1.90% Class B    $10.80            --                 --             --        (7.30)%
      All contract charges                         --        27,292           $322,969           0.99%
2010  Lowest contract charge 0.50% Class B     $13.24            --                 --             --        12.59%
      Highest contract charge 1.90% Class B    $11.65            --                 --             --        10.95%
      All contract charges                         --        30,723           $390,159           0.87%
2009  Lowest contract charge 0.50% Class B     $11.76            --                 --             --        22.21%
      Highest contract charge 1.90% Class B    $10.50            --                 --             --        20.51%
      All contract charges                         --        33,976           $386,795           1.82%
2008  Lowest contract charge 0.50% Class B     $ 9.62            --                 --             --       (37.73)%
      Highest contract charge 1.90% Class B    $ 8.71            --                 --             --       (38.62)%
      All contract charges                         --        37,613           $353,373           1.40%
MULTIMANAGER MID CAP GROWTH
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B     $12.72            --                 --             --        14.39%
      Highest contract charge 1.90% Class B    $11.44            --                 --             --        13.27%
      All contract charges                         --        23,072           $307,702             --
2011  Lowest contract charge 0.95% Class B     $11.12            --                 --             --        (8.78)%
      Highest contract charge 1.90% Class B    $10.10            --                 --             --        (9.66)%
      All contract charges                         --        24,402           $286,163             --
2010  Lowest contract charge 0.50% Class B     $12.70            --                 --             --        26.24%
      Highest contract charge 1.90% Class B    $11.18            --                 --             --        24.50%
      All contract charges                         --        27,305           $351,919             --
2009  Lowest contract charge 0.50% Class B     $10.06            --                 --             --        41.09%
      Highest contract charge 1.90% Class B    $ 8.98            --                 --             --        39.02%
      All contract charges                         --        28,991           $297,480             --
2008  Lowest contract charge 0.50% Class B     $ 7.13            --                 --             --       (43.86)%
      Highest contract charge 1.90% Class B    $ 6.46            --                 --             --       (44.64)%
      All contract charges                         --        29,642           $216,713             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                                        UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ----------------- ----------------- -------------- ---------
MULTIMANAGER MID CAP VALUE
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B     $15.43            --                 --             --        13.71%
      Highest contract charge 1.90% Class B    $13.88            --                 --             --        12.66%
      All contract charges                         --        23,404           $355,687           0.37%
2011  Lowest contract charge 0.95% Class B     $13.57            --                 --             --       (14.11)%
      Highest contract charge 1.90% Class B    $12.32            --                 --             --       (14.98)%
      All contract charges                         --        25,568           $343,363           0.02%
2010  Lowest contract charge 0.50% Class B     $16.46            --                 --             --        24.32%
      Highest contract charge 1.90% Class B    $14.49            --                 --             --        22.59%
      All contract charges                         --        26,265           $412,452           0.77%
2009  Lowest contract charge 0.50% Class B     $13.24            --                 --             --        43.65%
      Highest contract charge 1.90% Class B    $11.82            --                 --             --        41.61%
      All contract charges                         --        26,843           $341,724           3.10%
2008  Lowest contract charge 0.50% Class B     $ 9.22            --                 --             --       (36.28)%
      Highest contract charge 1.90% Class B    $ 8.35            --                 --             --       (37.17)%
      All contract charges                         --        26,245           $234,379           0.46%
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B     $33.96            --                 --             --         4.33%
      Highest contract charge 1.90% Class B    $26.43            --                 --             --         3.32%
      All contract charges                         --        39,559           $646,802           2.34%
2011  Lowest contract charge 0.95% Class B     $32.55            --                 --             --         4.09%
      Highest contract charge 1.90% Class B    $25.58            --                 --             --         3.06%
      All contract charges                         --        38,474           $614,218           3.81%
2010  Lowest contract charge 0.50% Class B     $34.87            --                 --             --         6.12%
      Highest contract charge 1.90% Class B    $24.82            --                 --             --         4.64%
      All contract charges                         --        39,770           $619,466           2.62%
2009  Lowest contract charge 0.50% Class B     $32.86            --                 --             --         9.11%
      Highest contract charge 1.90% Class B    $23.72            --                 --             --         7.55%
      All contract charges                         --        38,177           $578,492           4.60%
2008  Lowest contract charge 0.50% Class B     $30.12            --                 --             --       (23.90)%
      Highest contract charge 1.90% Class B    $22.06            --                 --             --       (24.94)%
      All contract charges                         --        36,664           $531,727           8.68%
MULTIMANAGER SMALL CAP GROWTH
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B     $ 8.30            --                 --             --        10.23%
      Highest contract charge 1.80% Class B    $ 7.35            --                 --             --         9.38%
      All contract charges                         --        26,202           $179,471             --
2011  Lowest contract charge 0.95% Class B     $ 7.53            --                 --             --       (16.43)%
      Highest contract charge 1.80% Class B    $ 6.72            --                 --             --       (17.24)%
      All contract charges                         --        28,274           $177,376             --
2010  Lowest contract charge 0.50% Class B     $ 9.52            --                 --             --        26.93%
      Highest contract charge 1.90% Class B    $ 8.02            --                 --             --        25.12%
      All contract charges                         --        31,439           $238,081             --
2009  Lowest contract charge 0.50% Class B     $ 7.50            --                 --             --        33.85%
      Highest contract charge 1.90% Class B    $ 6.41            --                 --             --        32.08%
      All contract charges                         --        32,920           $199,904             --
2008  Lowest contract charge 0.50% Class B     $ 5.60            --                 --             --       (42.39)%
      Highest contract charge 1.90% Class B    $ 4.85            --                 --             --       (43.27)%
      All contract charges                         --        28,780           $135,528             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
MULTIMANAGER SMALL CAP VALUE
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B               $18.04            --                 --             --        15.64%
      Highest contract charge 1.90% Class B              $15.61            --                 --             --        14.53%
      All contract charges                                   --        26,271           $381,733           0.57%
2011  Lowest contract charge 0.95% Class B               $15.60            --                 --             --        (9.88)%
      Highest contract charge 1.90% Class B              $13.63            --                 --             --       (10.74)%
      All contract charges                                   --        28,939           $365,540           0.07%
2010  Lowest contract charge 0.50% Class B               $18.36            --                 --             --        23.89%
      Highest contract charge 1.90% Class B              $15.27            --                 --             --        22.16%
      All contract charges                                   --        32,868           $463,526           0.15%
2009  Lowest contract charge 0.50% Class B               $14.82            --                 --             --        25.82%
      Highest contract charge 1.90% Class B              $12.50            --                 --             --        24.04%
      All contract charges                                   --        36,368           $418,772           1.03%
2008  Lowest contract charge 0.50% Class B               $11.78            --                 --             --       (38.20)%
      Highest contract charge 1.90% Class B              $10.08            --                 --             --       (39.06)%
      All contract charges                                   --        39,759           $368,923           0.24%
MULTIMANAGER TECHNOLOGY
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B               $12.86            --                 --             --        12.31%
      Highest contract charge 1.80% Class B              $11.70            --                 --             --        11.43%
      All contract charges                                   --        28,995           $385,649             --
2011  Lowest contract charge 0.95% Class B               $11.45            --                 --             --        (5.68)%
      Highest contract charge 1.90% Class B              $10.40            --                 --             --        (6.64)%
      All contract charges                                   --        30,531           $363,492             --
2010  Lowest contract charge 0.50% Class B               $12.65            --                 --             --        17.13%
      Highest contract charge 1.90% Class B              $11.14            --                 --             --        15.56%
      All contract charges                                   --        32,400           $410,547             --
2009  Lowest contract charge 0.50% Class B               $10.80            --                                --        57.69%
      Highest contract charge 1.90% Class B              $ 9.64            --                 --             --        55.54%
      All contract charges                                   --        33,513           $364,955             --
2008  Lowest contract charge 0.50% Class B               $ 6.85            --                 --             --       (47.35)%
      Highest contract charge 1.90% Class B              $ 6.20            --                 --             --       (48.12)%
      All contract charges                                   --        27,756           $192,697             --
MUTUAL SHARES SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class 2 (o)           $11.83            --                 --             --        12.77%
      Highest contract charge 1.70% Class 2 (o)          $11.68            --                 --             --        12.31%
      All contract charges                                   --           594           $  6,988           2.13%
2011  Lowest contract charge 1.30% Class 2 (o)           $10.49            --                 --             --        (2.33)%
      Highest contract charge 1.70% Class 2 (o)          $10.40            --                 --             --        (2.80)%
      All contract charges                                   --           539           $  5,643           2.86%
2010  Lowest contract charge 1.30% Class 2 (o)           $10.74            --                 --             --        10.84%
      Highest contract charge 1.70% Class 2 (o)          $10.70            --                 --             --        10.42%
      All contract charges                                   --           146           $  1,562           1.66%
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Advisor Class (q)     $ 9.95            --                 --             --         4.41%
      Highest contract charge 1.70% Advisor Class (m)    $12.12            --                 --             --         3.32%
      All contract charges                                   --         1,225           $ 14,967           2.46%
2011  Lowest contract charge 0.65% Advisor Class (q)     $ 9.53            --                 --             --        (8.80)%
      Highest contract charge 1.70% Advisor Class (m)    $11.73            --                 --             --        (9.07)%
      All contract charges                                   --           900           $ 10,608          14.13%
2010  Lowest contract charge 1.30% Advisor Class (m)     $12.96            --                 --             --        22.61%
      Highest contract charge 1.70% Advisor Class (m)    $12.90            --                 --             --        22.04%
      All contract charges                                   --           316           $  4,086          16.49%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Advisor Class (q)     $11.79            --                 --             --        17.08%
      Highest contract charge 1.70% Advisor Class (l)    $13.37            --                 --             --        15.76%
      All contract charges                                   --         1,069            $14,427           4.82%
2011  Lowest contract charge 0.65% Advisor Class (q)     $10.07            --                 --             --         4.90%
      Highest contract charge 1.70% Advisor Class (l)    $11.55            --                 --             --         4.43%
      All contract charges                                   --           835            $ 9,691           5.23%
2010  Lowest contract charge 1.30% Advisor Class (l)     $11.11            --                 --             --        10.55%
      Highest contract charge 1.70% Advisor Class (l)    $11.06            --                 --             --        10.16%
      All contract charges                                   --           472            $ 5,238           4.65%
2009  Lowest contract charge 1.30% Advisor Class (l)     $10.05            --                 --             --        (0.50)%
      Highest contract charge 1.70% Advisor Class (l)    $10.04            --                 --             --        (0.50)%
      All contract charges                                   --            10            $    96           0.38%
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Advisor Class (q)     $11.44            --                 --             --         7.92%
      Highest contract charge 1.70% Advisor Class (l)    $12.40            --                 --             --         6.80%
      All contract charges                                   --         4,008            $50,084           0.98%
2011  Lowest contract charge 0.65% Advisor Class (q)     $10.60            --                 --             --        10.65%
      Highest contract charge 1.70% Advisor Class (l)    $11.61            --                 --             --         9.63%
      All contract charges                                   --         2,919            $34,062           1.80%
2010  Lowest contract charge 1.30% Advisor Class (l)     $10.64            --                 --             --         6.61%
      Highest contract charge 1.70% Advisor Class (l)    $10.59            --                 --             --         6.22%
      All contract charges                                   --           940            $ 9,982           3.10%
2009  Lowest contract charge 1.30% Advisor Class (l)     $ 9.98            --                 --             --        (0.40)%
      Highest contract charge 1.70% Advisor Class (l)    $ 9.97            --                 --             --        (0.40)%
      All contract charges                                   --             7            $    71             --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Advisor Class (q)     $10.88            --                 --             --         8.69%
      Highest contract charge 1.70% Advisor Class (l)    $11.60            --                 --             --         7.61%
      All contract charges                                   --         6,826            $79,827           2.47%
2011  Lowest contract charge 0.65% Advisor Class (q)     $10.01            --                 --             --         2.67%
      Highest contract charge 1.70% Advisor Class (l)    $10.78            --                 --             --         1.70%
      All contract charges                                   --         5,177            $56,086           2.56%
2010  Lowest contract charge 1.30% Advisor Class (l)     $10.64            --                 --             --         6.61%
      Highest contract charge 1.70% Advisor Class (l)    $10.60            --                 --             --         6.21%
      All contract charges                                   --         2,268            $24,095           8.03%
2009  Lowest contract charge 1.30% Advisor Class (l)     $ 9.98            --                 --             --        (0.60)%
      Highest contract charge 1.70% Advisor Class (l)    $ 9.98            --                 --             --        (0.60)%
      All contract charges                                   --             8            $    78             --
PROFUND VP BEAR
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (l)     $ 5.81            --                 --             --       (17.59)%
      Highest contract charge 1.70% Common Shares (l)    $ 5.73            --                 --             --       (18.03)%
      All contract charges                                   --           123            $   709             --
2011  Lowest contract charge 1.30% Common Shares (l)     $ 7.05            --                 --             --       (10.08)%
      Highest contract charge 1.70% Common Shares (l)    $ 6.99            --                 --             --       (10.50)%
      All contract charges                                   --           118            $   827             --
2010  Lowest contract charge 1.30% Common Shares (l)     $ 7.84            --                 --             --       (18.92)%
      Highest contract charge 1.70% Common Shares (l)    $ 7.81            --                 --             --       (19.15)%
      All contract charges                                   --            55            $   424             --
2009  Lowest contract charge 1.30% Common Shares (l)     $ 9.67            --                 --             --        (0.31)%
      Highest contract charge 1.70% Common Shares (l)    $ 9.66            --                 --             --        (0.41)%
      All contract charges                                   --             1            $    11             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
PROFUND VP BIOTECHNOLOGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (l)     $15.29           --                  --             --        38.87%
      Highest contract charge 1.70% Common Shares (l)    $15.09           --                  --             --        38.31%
      All contract charges                                   --          278             $ 4,227             --
2011  Lowest contract charge 1.30% Common Shares (l)     $11.01           --                  --             --         5.16%
      Highest contract charge 1.70% Common Shares (l)    $10.91           --                  --             --         4.70%
      All contract charges                                   --          195             $ 2,142             --
2010  Lowest contract charge 1.30% Common Shares (l)     $10.47           --                  --             --         3.77%
      Highest contract charge 1.70% Common Shares (l)    $10.42           --                  --             --         3.37%
      All contract charges                                   --           71             $   742             --
2009  Lowest contract charge 1.30% Common Shares (l)     $10.09           --                  --             --         0.20%
      Highest contract charge 1.70% Common Shares (l)    $10.08           --                  --             --         0.10%
      All contract charges                                   --           --             $     4             --
T.ROWE PRICE HEALTH SCIENCES PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class II (m)          $15.01           --                  --             --        30.18%
      Highest contract charge 1.70% Class II (m)         $16.67           --                  --             --        28.73%
      All contract charges                                   --          635             $10,683             --
2011  Lowest contract charge 1.30% Class II (m)          $13.06           --                  --             --         8.92%
      Highest contract charge 1.70% Class II (m)         $12.95           --                  --             --         8.55%
      All contract charges                                   --          420             $ 5,467             --
2010  Lowest contract charge 1.30% Class II (m)          $11.99           --                  --             --        13.87%
      Highest contract charge 1.70% Class II (m)         $11.93           --                  --             --        13.30%
      All contract charges                                   --          153             $ 1,827             --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class 2 (l)           $11.09           --                  --             --        11.68%
      Highest contract charge 1.70% Class 2 (l)          $10.95           --                  --             --        11.28%
      All contract charges                                   --          462             $ 5,098           1.40%
2011  Lowest contract charge 1.30% Class 2 (l)           $ 9.93           --                  --             --       (16.90)%
      Highest contract charge 1.70% Class 2 (l)          $ 9.84           --                  --             --       (17.31)%
      All contract charges                                   --          478             $ 4,730           0.96%
2010  Lowest contract charge 1.30% Class 2 (l)           $11.95           --                  --             --        16.02%
      Highest contract charge 1.70% Class 2 (l)          $11.90           --                  --             --        15.65%
      All contract charges                                   --          280             $ 3,345           1.35%
2009  Lowest contract charge 1.30% Class 2 (l)           $10.30           --                  --             --         1.58%
      Highest contract charge 1.70% Class 2 (l)          $10.29           --                  --             --         1.58%
      All contract charges                                   --            2             $    28             --
TEMPLETON FOREIGN SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class 2 (q)           $10.31           --                  --             --        17.43%
      Highest contract charge 1.70% Class 2 (m)          $10.96           --                  --             --        16.22%
      All contract charges                                   --          459             $ 5,072           3.12%
2011  Lowest contract charge 0.65% Class 2 (q)           $ 8.78           --                  --             --       (14.26)%
      Highest contract charge 1.70% Class 2 (m)          $ 9.43           --                  --             --       (12.20)%
      All contract charges                                   --          517             $ 4,901           1.78%
2010  Lowest contract charge 1.30% Class 2 (m)           $10.79           --                  --             --         7.04%
      Highest contract charge 1.70% Class 2 (m)          $10.74           --                  --             --         6.65%
      All contract charges                                   --          264             $ 2,838           1.29%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
TEMPLETON GLOBAL BOND SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class 2 (q)            $11.16            --                 --             --        14.34%
      Highest contract charge 1.70% Class 2 (l)           $12.46            --                 --             --        13.17%
      All contract charges                                    --         4,781            $60,036           6.61%
2011  Lowest contract charge 0.65% Class 2 (q)            $ 9.76            --                 --             --        (1.21)%
      Highest contract charge 1.70% Class 2 (l)           $11.01            --                 --             --        (2.57)%
      All contract charges                                    --         3,946            $43,690           5.18%
2010  Lowest contract charge 1.30% Class 2 (l)            $11.35            --                 --             --        12.94%
      Highest contract charge 1.70% Class 2 (l)           $11.30            --                 --             --        12.44%
      All contract charges                                    --         1,492            $16,914           0.97%
2009  Lowest contract charge 1.30% Class 2 (l)            $10.05            --                 --             --         0.20%
      Highest contract charge 1.70% Class 2 (l)           $10.05            --                 --             --         0.20%
      All contract charges                                    --             3            $    27             --
TEMPLETON GROWTH SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class 2 (o)            $11.30            --                 --             --        19.45%
      Highest contract charge 1.70% Class 2 (o)           $11.16            --                 --             --        18.98%
      All contract charges                                    --           104            $ 1,182           2.11%
2011  Lowest contract charge 1.30% Class 2 (o)            $ 9.46            --                 --             --        (8.16)%
      Highest contract charge 1.70% Class 2 (o)           $ 9.38            --                 --             --        (8.58)%
      All contract charges                                    --            97            $   918           1.40%
2010  Lowest contract charge 1.30% Class 2 (o)            $10.30            --                 --             --         7.85%
      Highest contract charge 1.70% Class 2 (o)           $10.26            --                 --             --         7.43%
      All contract charges                                    --            60            $   619           1.23%
VAN ECK VIP GLOBAL HARD ASSETS FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class S Shares (q)     $ 9.39            --                 --             --         2.51%
      Highest contract charge 1.70% Class S Shares (l)    $10.81            --                 --             --         1.41%
      All contract charges                                    --         1,801            $19,619           0.65%
2011  Lowest contract charge 0.65% Class S Shares (q)     $ 9.16            --                 --             --       (18.58)%
      Highest contract charge 1.70% Class S Shares (l)    $10.66            --                 --             --       (18.13)%
      All contract charges                                    --         1,523            $16,330           0.65%
2010  Lowest contract charge 1.30% Class S Shares (l)     $13.08            --                 --             --        26.99%
      Highest contract charge 1.70% Class S Shares (l)    $13.02            --                 --             --        26.41%
      All contract charges                                    --           588            $ 7,685           0.01%
2009  Lowest contract charge 1.30% Class S Shares (l)     $10.30            --                 --             --         1.88%
      Highest contract charge 1.70% Class S Shares (l)    $10.30            --                 --             --         1.88%
      All contract charges                                    --             1            $    10             --

-----------
  (a)EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
  (b)EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
  (c)EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
  (d)EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
  (e)EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
  (f)Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
  (g)EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
  (h)EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
  (i)EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
  (j)EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
  (k)Units were made available for sale on June 08, 2009.
  (l)Units were made available for sale on December 14, 2009.
  (m)Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had zero balance and no activity to report.
  (n)Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had no accumulation ratios to report.
  (o)Units were made available for sale on January 25, 2010
  (p)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
  (q)Units were made available on January 18, 2011.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Concluded)

  (r)Units were made available on February 22, 2011.
  (s)Invesco V.I. Diversified Dividend Fund replaced Invesco V.I. Financial Services Fund due to a fund merger on April 29, 2011.
  (t)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
  (u)EQ/Large Cap Value Index replaced "EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
  (v)Units were made available on October 10, 2011.
  (w)Invesco Van Kampen V.I. American Franchise Fund replaced Invesco V.I. Leisure Fund due to a fund merger on April 30, 2012. On the same date, Invesco V.I. Leisure fund merged into Invesco V.I. Capital Growth Fund, which was then reanamed Invesco Van Kampen V.I. American Franchise Fund.
  (x)Guggenheim VT Multi-Hedge Strategies Fund replaced Guggenheim Alternative Strategies Fund due to a fund merger on July 13, 2012. On the same date, "Rydex | SGI Alternative Strategies Fund was renamed Guggenheim Alternative Strategies Fund.
  * Expenses as an annual percentage of average net assets consisting of mortality, risk, financial accounting and other expenses, for each period indicated. The ratios included only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
  ** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Variable Investment Option from the Portfolio, net of Portfolio fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2012 through the date on which the financial statements were issued.

   Fund Transfer

   The subsequent events include a reorganization relating to certain unit classes of the Variable Investment Options of Separate Account No. 49, which occurred immediately after the close of business on December 31, 2012. A pro-rata portion of the assets and associated liabilities, with an aggregate value of units attributable to the Contracts of the Retirement Cornerstone Series, Retirement Cornerstone 11 Series, and Accumulator 11 Series were transferred from Separate Account No. 49 to Separate Account No. 70, and such units were redeemed from the various investment options of Separate Account 49. The holders of such units were issued units of the corresponding Variable Investement Options of Separate Account No. 70 with the same mortality and expense charges, share class, units, net unit value, and related aggregate value, on the date of reorganization.

   The market value and share class of each of the units transferred from each of the Variable Investment Options on the date of transfer was as follows:

                                                                                     ACCUMULATED UNIT VALUE
                                                                                     BEING TRANSFERRED FROM
                                                                                     SEPARATE ACCOUNT 49 TO
FUND                                                      SHARE CLASS UNITS (000S) SEPARATE ACCOUNT 70 (000S)
----                                                      ----------- ------------ --------------------------
ALL ASSET GROWTH-ALT 20..................................     A             430            $    5,228
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.     B             263                 3,080
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....     B             455                 4,810
AMERICAN CENTURY VP LARGE COMPANY VALUE..................  CLASS II         128                 1,609
AMERICAN CENTURY VP MID CAP VALUE FUND...................  CLASS II         700                 9,642
AXA AGGRESSIVE ALLOCATION................................     A           1,252                14,751
AXA BALANCED STRATEGY....................................     B          63,621               744,243
AXA CONSERVATIVE GROWTH STRATEGY.........................     B          34,074               389,730
AXA CONSERVATIVE STRATEGY................................     B          24,526               269,970
AXA GROWTH STRATEGY......................................     B          26,085               339,000
AXA MODERATE ALLOCATION..................................     A           3,113                35,344
AXA MODERATE GROWTH STRATEGY.............................     B         178,809             2,092,361
AXA MODERATE-PLUS ALLOCATION.............................     A           2,787                32,275

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

9. Subsequent Events (Continued)

                                                                           ACCUMULATED UNIT VALUE
                                                                           BEING TRANSFERRED FROM
                                                                           SEPARATE ACCOUNT 49 TO
FUND                                            SHARE CLASS UNITS (000S) SEPARATE ACCOUNT 70 (000S)
----                                            ----------- ------------ --------------------------
AXA TACTICAL MANAGER 400.......................      B          4,831               63,469
AXA TACTICAL MANAGER 500.......................      B         12,549              152,429
AXA TACTICAL MANAGER 2000......................      B          5,328               69,819
AXA TACTICAL MANAGER INTERNATIONAL.............      B         11,384             $111,588
AXA ULTRA CONSERVATIVE STRATEGY................      B             19                  193
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  CLASS III      3,309               37,203
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  CLASS III        490                6,031
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.      B         33,559              338,570
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH..........      A            408                6,446
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH..........      B            367                6,970
EQ/AXA FRANKLIN SMALL CAP VALUE CORE...........      A            163                2,174
EQ/AXA FRANKLIN SMALL CAP VALUE CORE...........      B            494                4,999
EQ/BLACKROCK BASIC VALUE EQUITY................      A          2,719               33,524
EQ/BOSTON ADVISORS EQUITY INCOME...............      A            438                5,808
EQ/BOSTON ADVISORS EQUITY INCOME...............      B            840                3,486
EQ/CALVERT SOCIALLY RESPONSIBLE................      B             63                  655
EQ/CAPITAL GUARDIAN RESEARCH...................      A            146                2,072
EQ/CAPITAL GUARDIAN RESEARCH...................      B            242                3,368
EQ/COMMON STOCK INDEX..........................      A            223                2,984
EQ/CORE BOND INDEX.............................      B         26,138              285,770
EQ/DAVIS NEW YORK VENTURE......................      A            783                9,224
EQ/DAVIS NEW YORK VENTURE......................      B            278                2,752
EQ/EQUITY 500 INDEX............................      A          1,409               18,589
EQ/EQUITY GROWTH PLUS..........................      B            325                4,738
EQ/FRANKLIN CORE BALANCED......................      A            133                1,638
EQ/FRANKLIN CORE BALANCED......................      B            306                3,289
EQ/FRANKLIN TEMPLETON ALLOCATION...............      A            100                1,186
EQ/FRANKLIN TEMPLETON ALLOCATION...............      B            383                3,320
EQ/GAMCO MERGERS AND ACQUISITIONS..............      A            440                5,037
EQ/GAMCO SMALL COMPANY VALUE...................      A          3,452               53,045
EQ/GLOBAL BOND PLUS............................      A            420                4,579
EQ/GLOBAL BOND PLUS............................      B            369                4,578
EQ/GLOBAL MULTI-SECTOR EQUITY..................      A            345                3,856
EQ/GLOBAL MULTI-SECTOR EQUITY..................      B            223                4,731
EQ/INTERMEDIATE GOVERNMENT BOND................      B         12,015              128,831
EQ/INTERNATIONAL CORE PLUS.....................      A            250                2,555
EQ/INTERNATIONAL CORE PLUS.....................      B            236                3,137
EQ/INTERNATIONAL EQUITY INDEX..................      A            244                2,520
EQ/INTERNATIONAL ETF...........................      A            301                3,191
EQ/INTERNATIONAL VALUE PLUS....................      A            371                3,701
EQ/JPMORGAN VALUE OPPORTUNITIES................      A            293                3,572
EQ/JPMORGAN VALUE OPPORTUNITIES................      B             98                1,311
EQ/LARGE CAP CORE PLUS.........................      B            138                1,627
EQ/LARGE CAP GROWTH INDEX......................      A            408                5,559
EQ/LARGE CAP GROWTH PLUS.......................      A            147                1,825
EQ/LARGE CAP GROWTH PLUS.......................      B            388                5,822
EQ/LARGE CAP VALUE INDEX.......................      A            195                2,562
EQ/LARGE CAP VALUE PLUS........................      A            126                1,541
EQ/LARGE CAP VALUE PLUS........................      B            237                2,760
EQ/LORD ABBETT LARGE CAP CORE..................      B             92                1,143
EQ/MFS INTERNATIONAL GROWTH....................      A            454                5,464

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

9. Subsequent Events (Continued)

                                                                                      ACCUMULATED UNIT VALUE
                                                                                      BEING TRANSFERRED FROM
                                                                                      SEPARATE ACCOUNT 49 TO
FUND                                                     SHARE CLASS   UNITS (000S) SEPARATE ACCOUNT 70 (000S)
----                                                   --------------- ------------ --------------------------
EQ/MFS INTERNATIONAL GROWTH...........................        B             449                4,978
EQ/MID CAP INDEX......................................        A             368                5,341
EQ/MID CAP VALUE PLUS.................................        A              57                  764
EQ/MID CAP VALUE PLUS.................................        B             196              $ 3,077
EQ/MONEY MARKET.......................................        A           2,080               19,879
EQ/MONEY MARKET.......................................        B           1,258               19,160
EQ/MONTAG & CALDWELL GROWTH...........................        A             664                8,237
EQ/MONTAG & CALDWELL GROWTH...........................        B             132                1,571
EQ/MORGAN STANLEY MID CAP GROWTH......................        A           1,342               17,512
EQ/MORGAN STANLEY MID CAP GROWTH......................        B             590                9,649
EQ/MUTUAL LARGE CAP EQUITY............................        A              85                1,023
EQ/MUTUAL LARGE CAP EQUITY............................        B             101                  954
EQ/OPPENHEIMER GLOBAL.................................        A             849               10,538
EQ/OPPENHEIMER GLOBAL.................................        B             287                3,199
EQ/PIMCO ULTRA SHORT BOND.............................        A           1,581               15,507
EQ/PIMCO ULTRA SHORT BOND.............................        B             127                1,248
EQ/QUALITY BOND PLUS..................................        B           1,489               18,634
EQ/SMALL COMPANY INDEX................................        A             309                4,462
EQ/T. ROWE PRICE GROWTH STOCK.........................        A           1,130               15,272
EQ/T. ROWE PRICE GROWTH STOCK.........................        B             734                8,074
EQ/TEMPLETON GLOBAL EQUITY............................        A             157                1,810
EQ/TEMPLETON GLOBAL EQUITY............................        B             753                6,868
EQ/UBS GROWTH & INCOME................................        B             675                2,751
EQ/VAN KAMPEN COMSTOCK................................        A             185                2,431
EQ/VAN KAMPEN COMSTOCK................................        B              97                1,119
EQ/WELLS FARGO OMEGA GROWTH...........................        B           2,020               23,148
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO....... SERVICE CLASS 2       78                  956
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO............... SERVICE CLASS 2    2,364               30,979
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO................ SERVICE CLASS 2       70                  745
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO................ SERVICE CLASS 2       65                  686
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO................ SERVICE CLASS 2       34                  359
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO................ SERVICE CLASS 2       31                  322
FIDELITY(R) VIP MID CAP PORTFOLIO..................... SERVICE CLASS 2      994               12,706
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............ SERVICE CLASS 2    2,015               24,497
FRANKLIN INCOME SECURITIES FUND.......................     CLASS 2          795                9,657
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............     CLASS 2        1,359               16,934
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.     CLASS 2          158                1,847
GOLDMAN SACHS VIT MID CAP VALUE FUND.................. SERVICE SHARES       597                8,246
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND....  COMMON SHARES        82                  646
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND.............  COMMON SHARES        60                  565
INVESCO V.I. DIVERSIFIED DIVIDEND FUND99..............    SERIES II         179                2,187
INVESCO V.I. GLOBAL REAL ESTATE FUND..................    SERIES II       1,830               25,034
INVESCO V.I. HIGH YIELD FUND..........................    SERIES II         401                4,476
INVESCO V.I. INTERNATIONAL GROWTH FUND................    SERIES II       1,047               12,414
INVESCO V.I. MID CAP CORE EQUITY FUND.................    SERIES II         278                3,258
INVESCO V.I. SMALL CAP EQUITY FUND....................    SERIES II         219                3,223
INVESCO VAN KAMPEN V.I AMERICAN FRANCHISE FUND........    SERIES II          27                  367
IVY FUNDS VIP ASSET STRATEGY..........................  COMMON SHARES     1,025               10,827
IVY FUNDS VIP DIVIDEND OPPORTUNITIES..................  COMMON SHARES       736                8,977
IVY FUNDS VIP ENERGY..................................  COMMON SHARES       885                9,829
IVY FUNDS VIP GLOBAL NATURAL RESOURCES................  COMMON SHARES       915                8,488

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

9. Subsequent Events (Continued)

                                                                                        ACCUMULATED UNIT VALUE
                                                                                        BEING TRANSFERRED FROM
                                                                                        SEPARATE ACCOUNT 49 TO
FUND                                                       SHARE CLASS   UNITS (000S) SEPARATE ACCOUNT 70 (000S)
----                                                      -------------- ------------ --------------------------
IVY FUNDS VIP HIGH INCOME................................ COMMON SHARES     2,440               34,445
IVY FUNDS VIP MID CAP GROWTH............................. COMMON SHARES       988               14,646
IVY FUNDS VIP SCIENCE AND TECHNOLOGY..................... COMMON SHARES       759               10,482
IVY FUNDS VIP SMALL CAP GROWTH........................... COMMON SHARES       490                6,004
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO...... SERVICE SHARES    3,427              $41,109
LORD ABBETT SERIES FUND - BOND DEBENTURE PORTFOLIO.......   VC SHARES         210                2,338
LORD ABBETT SERIES FUND - CLASSIC STOCK PORTFOLIO........   VC SHARES         157                1,553
LORD ABBETT SERIES FUND - GROWTH OPPORTUNITIES PORTFOLIO.   VC SHARES         118                1,105
MFS(R) INTERNATIONAL VALUE PORTFOLIO..................... SERVICE CLASS     1,708               20,430
MFS(R) INVESTORS GROWTH STOCK SERIES..................... SERVICE CLASS       309                4,049
MFS(R) INVESTORS TRUST SERIES............................ SERVICE CLASS       286                3,637
MFS(R) TECHNOLOGY PORTFOLIO.............................. SERVICE CLASS       351                4,792
MFS(R) UTILITIES SERIES.................................. SERVICE CLASS       652                8,997
MULTIMANAGER AGGRESSIVE EQUITY...........................       B             302                4,626
MULTIMANAGER CORE BOND...................................       B           4,216               58,877
MULTIMANAGER INTERNATIONAL EQUITY........................       B             195                2,546
MULTIMANAGER LARGE CAP CORE EQUITY.......................       B             186                2,186
MULTIMANAGER LARGE CAP VALUE.............................       B             316                4,310
MULTIMANAGER MID CAP GROWTH..............................       B             336                4,630
MULTIMANAGER MID CAP VALUE...............................       B             226                3,490
MULTIMANAGER MULTI-SECTOR BOND...........................       B             186                2,430
MULTIMANAGER SMALL CAP GROWTH............................       B             693                4,130
MULTIMANAGER SMALL CAP VALUE.............................       B             302                4,320
MULTIMANAGER TECHNOLOGY..................................       B             385                5,150
MUTUAL SHARES SECURITIES FUND............................    CLASS 2          593                6,989
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................... ADVISOR CLASS     1,225               14,964
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................... ADVISOR CLASS     1,069               14,404
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..... ADVISOR CLASS     4,008               50,076
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.... ADVISOR CLASS     6,826               79,789
PROFUND VP BEAR.......................................... COMMON SHARES       123                  709
PROFUND VP BIOTECHNOLOGY................................. COMMON SHARES       278                4,227
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO..................    CLASS II         635               10,684
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.............    CLASS 2          462                5,098
TEMPLETON FOREIGN SECURITIES FUND........................    CLASS 2          459                5,072
TEMPLETON GLOBAL BOND SECURITIES FUND....................    CLASS 2        4,782               60,048
TEMPLETON GROWTH SECURITIES FUND.........................    CLASS 2          105                1,182
VAN ECK VIP GLOBAL HARD ASSETS FUND...................... CLASS S SHARES    1,800               19,612

   Fund Substitution

   Beginning on or about June 21, 2013, interests in certain Variable Investment Options (the ''Surviving Options'') will replace interests in current Variable Investment Options (the ''Replaced Options'') through a substitution transaction, as listed in the table below. On the effective date, each of the Replaced Options will redeem its units and interest in the corresponding Portfolios of the Trust. Units will be issued in the Surviving Options and redemption proceeds will be used to purchase interests in the Portfolios of the Trust corresponding to the Surviving Options. Any contract value remaining in a Replaced Option on substitution date will be transferred to the corresponding Surviving Option. AXA Equitable will bear all expenses related to the substitutions, and it will have no tax consequences to the contractowners.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2012

9. Subsequent Events (Concluded)


   The following is a list of each Replaced Option(s) and its Surviving Option.

------------------------------------------------------------------------------------------------
 REPLACED (CURRENT) OPTION           SURVIVING (NEW) OPTION               EFFECTIVE ON OR ABOUT
------------------------------------------------------------------------------------------------
Multimanager Mid Cap Growth          AXA Tactical Manager 400             July 12, 2013
------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth        AXA Tactical Manager 2000            June 21, 2013
Multimanager Small Cap Value
------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond            EQ/AllianceBernstein Short Duration  July 12, 2013
                                     Government Bond/(2)/
------------------------------------------------------------------------------------------------
EQ/Global Bond PLUS                  EQ/Core Bond Index                   July 26,2013
Multimanager Multi-Sector Bond
------------------------------------------------------------------------------------------------
EQ/Oppenheimer Global                EQ/Global Multi-Sector Equity        July 12, 2013
------------------------------------------------------------------------------------------------
EQ/MFS International Growth          EQ/International Core PLUS           June 21, 2013
Multimanager International Equity
------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research         EQ/Large Cap Core PLUS               July 19, 2013
EQ/Davis New York Venture/(1)/
EQ/Lord Abbett Large Cap Core
EQ/UBS Growth and Income
Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------
EQ/Equity Growth PLUS                EQ/Large Cap Growth PLUS             July 19, 2013
EQ/Montag & Caldwell Growth
EQ/T.Rowe Price Growth Stock
EQ/Wells Fargo Omega Growth
Multimanager Aggressive Equity/(1)/
------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity
EQ/Boston Advisors Equity Income
EQ/JPMorgan Value Opportunities      EQ/Large Cap Value PLUS              July 26, 2013
EQ/Van Kampen Comstock/(1)/
Multimanager Large Cap Value
------------------------------------------------------------------------------------------------
Multimanager Mid Cap Value           EQ/Mid Cap Value PLUS                July 12, 2013
------------------------------------------------------------------------------------------------
Multimanager Core Bond               EQ/Quality Bond PLUS                 July 12, 2013
------------------------------------------------------------------------------------------------

  /(1)/The substitution for this Replaced Option into the Surviving Option will occur on June 21, 2013.
  /(2)/The Surviving Option is new to the Account and will be added on May 20, 2013.

   Except as noted above, it has been determined that there are no other subsequent transactions or events that require adjustment or disclosure in the financial statements.

                             FINANCIAL STATEMENTS

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm.................... F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 2012 and 2011.................. F-2
  Consolidated Statements of Earnings (Loss), Years Ended December 31,
   2012, 2011 and 2010..................................................... F-3
  Consolidated Statements of Comprehensive Income (Loss), Years Ended
   December 31, 2012, 2011 and 2010........................................ F-4
  Consolidated Statements of Equity, Years Ended December 31, 2012, 2011
   and 2010................................................................ F-5
  Consolidated Statements of Cash Flows, Years Ended December 31, 2012,
   2011 and 2010........................................................... F-6
  Notes to Consolidated Financial Statements............................... F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the notes to Consolidated Financial Statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs associated with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 8, 2013

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2012 AND 2011

                                                                                        2012       2011
                                                                                     ---------- ----------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   33,607 $   31,992
 Mortgage loans on real estate......................................................      5,059      4,281
 Equity real estate, held for the production of income..............................          4         99
 Policy loans.......................................................................      3,512      3,542
 Other equity investments...........................................................      1,643      1,707
 Trading securities.................................................................      2,309        982
 Other invested assets..............................................................      1,828      2,340
                                                                                     ---------- ----------
   Total investments................................................................     47,962     44,943
Cash and cash equivalents...........................................................      3,162      3,227
Cash and securities segregated, at fair value.......................................      1,551      1,280
Broker-dealer related receivables...................................................      1,605      1,327
Deferred policy acquisition costs...................................................      3,728      3,545
Goodwill and other intangible assets, net...........................................      3,673      3,697
Amounts due from reinsurers.........................................................      3,847      3,542
Loans to affiliates.................................................................      1,037      1,041
Guaranteed minimum income benefit reinsurance asset, at fair value..................     11,044     10,547
Other assets........................................................................      5,095      5,340
Separate Accounts' assets...........................................................     94,139     86,419
                                                                                     ---------- ----------

TOTAL ASSETS........................................................................ $  176,843 $  164,908
                                                                                     ========== ==========

LIABILITIES
Policyholders' account balances..................................................... $   28,263 $   26,033
Future policy benefits and other policyholders liabilities..........................     22,687     21,595
Broker-dealer related payables......................................................        664        466
Customers related payables..........................................................      2,562      1,889
Amounts due to reinsurers...........................................................         75         74
Short-term and long-term debt.......................................................        523        645
Loans from affiliates...............................................................      1,325      1,325
Current and deferred income taxes...................................................      5,172      5,104
Other liabilities...................................................................      3,503      3,815
Separate Accounts' liabilities......................................................     94,139     86,419
                                                                                     ---------- ----------
   Total liabilities................................................................    158,913    147,365
                                                                                     ---------- ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding.          2          2
 Capital in excess of par value.....................................................      5,992      5,743
 Retained earnings..................................................................      9,125      9,392
 Accumulated other comprehensive income (loss)......................................        317       (297)
                                                                                     ---------- ----------
   Total AXA Equitable's equity.....................................................     15,436     14,840
                                                                                     ---------- ----------
Noncontrolling interest.............................................................      2,494      2,703
                                                                                     ---------- ----------
   Total equity.....................................................................     17,930     17,543
                                                                                     ---------- ----------

TOTAL LIABILITIES AND EQUITY........................................................ $  176,843 $  164,908
                                                                                     ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                           2012      2011      2010
                                                                         --------  --------  --------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $  3,334  $  3,312  $  3,067
Premiums................................................................      514       533       530
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     (978)    2,374      (284)
 Other investment income (loss).........................................    2,316     2,128     2,260
                                                                         --------  --------  --------
   Total net investment income (loss)...................................    1,338     4,502     1,976
                                                                         --------  --------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................      (96)      (36)     (300)
 Portion of loss recognized in other comprehensive income (loss)........        2         4        18
                                                                         --------  --------  --------
   Net impairment losses recognized.....................................      (94)      (32)     (282)
 Other investment gains (losses), net...................................       (3)      (15)       98
                                                                         --------  --------  --------
     Total investment gains (losses), net...............................      (97)      (47)     (184)
                                                                         --------  --------  --------
Commissions, fees and other income......................................    3,574     3,631     3,702
Increase (decrease) in the fair value of the reinsurance contract asset.      497     5,941     2,350
                                                                         --------  --------  --------
     Total revenues.....................................................    9,160    17,872    11,441
                                                                         --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................    2,989     4,360     3,082
Interest credited to policyholders' account balances....................    1,166       999       950
Compensation and benefits...............................................    1,672     2,263     1,953
Commissions.............................................................    1,248     1,195     1,044
Distribution related payments...........................................      367       303       287
Amortization of deferred sales commissions..............................       40        38        47
Interest expense........................................................      108       106       106
Amortization of deferred policy acquisition costs.......................      576     3,620      (326)
Capitalization of deferred policy acquisition costs.....................     (718)     (759)     (655)
Rent expense............................................................      201       240       244
Amortization of other intangible assets.................................       24        24        23
Other operating costs and expenses......................................    1,429     1,359     1,438
                                                                         --------  --------  --------
     Total benefits and other deductions................................    9,102    13,748     8,193
                                                                         --------  --------  --------
Earnings (loss) from continuing operations, before income taxes......... $     58  $  4,124  $  3,248
Income tax (expense) benefit............................................      158    (1,298)     (789)
                                                                         --------  --------  --------

Net earnings (loss).....................................................      216     2,826     2,459
 Less: net (earnings) loss attributable to the noncontrolling interest..     (121)      101      (235)
                                                                         --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable....................... $     95  $  2,927  $  2,224
                                                                         ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                2012     2011      2010
                                                                               ------  --------  --------
                                                                                      (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $  216  $  2,826  $  2,459
                                                                               ------  --------  --------

Other comprehensive income (loss) net of income taxes:
 Change in unrealized gains (losses), net of reclassification adjustment......    580       366       459
 Defined benefit plans:
   Net gain (loss) arising during year........................................    (82)     (169)     (121)
   Prior service cost arising during year.....................................      1        --        --
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........    106        94        82
     Amortization of net prior service credit included in net periodic cost...      1         1        (1)
                                                                               ------  --------  --------
       Other comprehensive income (loss) -- defined benefit plans.............     26       (74)      (40)
                                                                               ------  --------  --------
Total other comprehensive income (loss), net of income taxes..................    606       292       419
                                                                               ------  --------  --------

Comprehensive income (loss)...................................................    822     3,118     2,878

 Less: Comprehensive (income) loss attributable to noncontrolling interest....   (113)      122      (228)
                                                                               ------  --------  --------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $  709  $  3,240  $  2,650
                                                                               ======  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                               2012       2011       2010
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,743      5,593      5,583
 Changes in capital in excess of par value.................................       249        150         10
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,992      5,743      5,593
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     9,392      6,844      4,920
 Net earnings (loss).......................................................        95      2,927      2,224
 Stockholder dividends.....................................................      (362)      (379)      (300)
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................     9,125      9,392      6,844
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (297)      (610)    (1,036)
 Other comprehensive income (loss).........................................       614        313        426
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................       317       (297)      (610)
                                                                            ---------  ---------  ---------

   Total AXA Equitable's equity, end of year...............................    15,436     14,840     11,829
                                                                            ---------  ---------  ---------

 Noncontrolling interest, beginning of year................................     2,703      3,118      3,269
 Purchase of AllianceBernstein Units by noncontrolling interest............        --          1          5
 Purchase of noncontrolling interest in consolidated entity................        --        (31)        (5)
 Repurchase of AllianceBernstein Holding units.............................      (145)      (140)      (148)
 Net earnings (loss) attributable to noncontrolling interest...............       121       (101)       235
 Dividends paid to noncontrolling interest.................................      (219)      (312)      (357)
 Other comprehensive income (loss) attributable to noncontrolling interest.        (8)       (21)        (7)
 Other changes in noncontrolling interest..................................        42        189        126
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,494      2,703      3,118
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  17,930  $  17,543  $  14,947
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                              2012     2011      2010
                                                                                            -------  --------  --------
                                                                                                   (IN MILLIONS)
Net earnings (loss)........................................................................ $   216  $  2,826  $  2,459
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................   1,166       999       950
 Universal life and investment-type product policy fee income..............................  (3,334)   (3,312)   (3,067)
 Net change in broker-dealer and customer related receivables/payables.....................     383       266       125
 (Income) loss related to derivative instruments...........................................     978    (2,374)      284
 Change in reinsurance recoverable with affiliate..........................................    (207)     (242)     (233)
 Investment (gains) losses, net............................................................      97        47       184
 Change in segregated cash and securities, net.............................................    (272)     (170)     (124)
 Change in deferred policy acquisition costs...............................................    (142)    2,861      (981)
 Change in future policy benefits..........................................................     876     2,110     1,136
 Change in current and deferred income taxes...............................................    (254)    1,226       803
 Real estate asset write-off charge........................................................      42         5        26
 Change in the fair value of the reinsurance contract asset................................    (497)   (5,941)   (2,350)
 Amortization of deferred compensation.....................................................      22       418       178
 Amortization of deferred sales commission.................................................      40        38        47
 Amortization of reinsurance cost..........................................................      47       211       274
 Other depreciation and amortization.......................................................     157       146       161
 Amortization of other intangibles.........................................................      24        24        23
 Other, net................................................................................    (122)      (76)      111
                                                                                            -------  --------  --------

Net cash provided by (used in) operating activities........................................    (780)     (938)        6
                                                                                            -------  --------  --------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........   3,551     3,435     2,753
 Sales of investments......................................................................   1,951     1,141     3,398
 Purchases of investments..................................................................  (7,893)   (7,970)   (7,068)
 Cash settlements related to derivative instruments........................................    (287)    1,429      (651)
 Change in short-term investments..........................................................      34        16       (53)
 Decrease in loans to affiliates...........................................................       4        --         3
 Investment in capitalized software, leasehold improvements and EDP equipment..............     (66)     (104)      (62)
 Other, net................................................................................      14        25       (25)
                                                                                            -------  --------  --------

Net cash provided by (used in) investing activities........................................  (2,692)   (2,028)   (1,705)
                                                                                            -------  --------  --------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                                  (CONTINUED)

                                                                         2012      2011      2010
                                                                       --------  --------  --------
                                                                               (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  5,437  $  4,461  $  3,187
   Withdrawals and transfers to Separate Accounts.....................     (982)     (821)     (483)
 Change in short-term financings......................................     (122)      220       (24)
 Change in collateralized pledged liabilities.........................     (288)      989      (270)
 Change in collateralized pledged assets..............................       (5)       99       533
 Capital contribution.................................................      195        --        --
 Shareholder dividends paid...........................................     (362)     (379)     (300)
 Repurchase of AllianceBernstein Holding units........................     (238)     (221)     (235)
 Distribution to noncontrolling interest in consolidated subsidiaries.     (219)     (312)     (357)
 Other, net...........................................................       (9)        2        11
                                                                       --------  --------  --------

Net cash provided by (used in) financing activities...................    3,407     4,038     2,062
                                                                       --------  --------  --------

Change in cash and cash equivalents...................................      (65)    1,072       363
Cash and cash equivalents, beginning of year..........................    3,227     2,155     1,792
                                                                       --------  --------  --------

Cash and Cash Equivalents, End of Year................................ $  3,162  $  3,227  $  2,155
                                                                       ========  ========  ========

Supplemental cash flow information:
 Interest Paid........................................................ $    107  $    107  $    110
                                                                       ========  ========  ========
 Income Taxes (Refunded) Paid......................................... $    271  $     36  $    (27)
                                                                       ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2012 and 2011, the Company's economic interest in AllianceBernstein was 39.5% and 37.3%, respectively. At December 31, 2012 and 2011, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 65.5% and 64.6%. AXA Equitable as the General Partner of the limited partnership consolidates AllianceBernstein in the Company's consolidated financial statements.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2012 and 2011, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2012 and 2011, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2012 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2012, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $22 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2012," "2011" and "2010" refer to the years ended December 31, 2012, 2011 and 2010, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Retrospective Adoption of Accounting Pronouncements

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

                                    AS PREVIOUSLY REPORTED      ADJUSTMENT            AS ADJUSTED
                                    --------------------   --------------------  --------------------
                                        DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                    --------------------   --------------------  --------------------
                                       2011        2010       2011       2010       2011       2010
                                    ---------   ---------  ---------  ---------  ---------  ---------
                                                              (IN MILLIONS)
ASSETS:
 Deferred policy acquisition costs. $   4,653   $   8,383  $  (1,108) $  (1,880) $   3,545  $   6,503
LIABILITIES:
 Current and deferred income taxes.     5,491       4,315       (387)      (658)     5,104      3,657
EQUITY:
 Retained earnings.................    10,120       8,085       (728)    (1,241)     9,392      6,844
 Accumulated other comprehensive
   income (loss)...................      (304)       (629)         7         19       (297)      (610)
 Total AXA Equitable's equity......    15,561      13,051       (721)    (1,222)    14,840     11,829
 Total equity......................    18,264      16,169       (721)    (1,222)    17,543     14,947

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of earnings (loss):

                                                                     AS PREVIOUSLY
                                                                       REPORTED     ADJUSTMENT AS ADJUSTED
                                                                    --------------  ---------- -----------
                                                                                (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
   Benefits and Other Deductions:
       Amortization of deferred policy acquisition costs........... $        4,680  $  (1,060) $    3,620
       Capitalization of deferred policy acquisition costs.........         (1,030)       271        (759)
   Earnings (loss) from continuing operations, before income taxes.          3,335        789       4,124
   Income tax (expense) benefit....................................         (1,022)      (276)     (1,298)
   Net earnings (loss).............................................          2,313        513       2,826
   Net Earnings (Loss) Attributable to AXA Equitable...............          2,414        513       2,927

YEAR ENDED DECEMBER 31, 2010
   Benefits and Other Deductions:
       Amortization of deferred policy acquisition costs........... $          168  $    (494) $     (326)
       Capitalization of deferred policy acquisition costs.........           (916)       261        (655)
   Earnings (loss) from continuing operations, before income taxes.          3,015        233       3,248
   Income tax (expense) benefit....................................           (707)       (82)       (789)
   Net earnings (loss).............................................          2,308        151       2,459
   Net Earnings (Loss) Attributable to AXA Equitable...............          2,073        151       2,224

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                 AS PREVIOUSLY
                                                   REPORTED       ADJUSTMENT     AS ADJUSTED
                                                --------------  --------------  ------------
                                                                (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................ $        2,313  $          513  $      2,826
   Change in deferred policy acquisition costs.          3,650            (789)        2,861
   Change in current and deferred income taxes.            950             276         1,226

YEAR ENDED DECEMBER 31, 2010
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................ $        2,308  $          151  $      2,459
   Change in deferred policy acquisition costs.           (748)           (233)         (981)
   Change in current and deferred income taxes.            721              82           803

   Adoption of New Accounting Pronouncements

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and International Financial Reporting Standards ("IFRS"). The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

     . Consider the receivable impaired when calculating the allowance for credit losses; and

     . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   Future Adoption of New Accounting Pronouncements

   In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income (loss) ("AOCI"). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance is effective for interim and annual periods beginning after December 31, 2012. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment. The guidance is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by IFRS. The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or
   (2) subject to an enforceable master netting arrangement or similar agreement. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2012 and 2011, the carrying value of COLI was $715 million and $737 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

     . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

     . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

     . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

     . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

     . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

     . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

     . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

     . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

     . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2012 and 2011, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $0 million and $52 million for commercial and $2 million and $5 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GWBL and other features is that under-performance of the financial markets could result in GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized interest rate volatility was hedged through December 31, 2012 using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   At the end of 2012, AXA Equitable adjusted its long term view of interest rates and persistency and proceeded to reduce the size of its GMIB and GMDB interest rate hedges, changed their maturity and began to fully unwind its swaption position hedging exposure to interest rate volatility. AXA Equitable completed the full unwind in early 2013.

   GIB and GWBL and other features and reinsurance contract asset covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the GIB and GWBL and other features which are reported in Policyholder's benefits and the GMIB reinsurance contract asset are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to the Company's existing programs, in first quarter 2012, the Company entered into interest rate swaps related to the Company's GMDB and GMIB block of business issued prior to 2001 to manage exposure to interest rate fluctuations.

   The Company periodically, including during 2012, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

   The Company also uses equity and commodity index options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and has equity future derivative contracts specifically to minimize such risk.

   In second quarter 2012, the Company entered into futures and total return swaps on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions covered fees expected to be earned through December 31, 2012 of the current year from the Company's Separate Account products. As of December 31, 2012, all positions had matured.

   At December 31, 2012, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $270 million. At December 31, 2012, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $100 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $7 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2012 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2012 and December 31, 2011, respectively, the Company held $1,165 million and $1,438 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2012, and 2011, respectively, were $5 million and $4 million, for which the Company posted collateral of $5 million in 2012, and held collateral of $3 million in 2011 in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2012, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   At December 31, 2012 and 2011, respectively, the fair value of public fixed maturities is approximately $25,591 million and $24,534 million or approximately 19.2% and 19.8% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2012 and 2011, respectively, the fair value of private fixed maturities is approximately $8,016 million and $7,459 million or approximately 6.0% and 6.0% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2012 and 2011, respectively, the net fair value of freestanding derivative positions is approximately $1,163 million and $1,536 million or approximately 92.2% and 92.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2 million at December 31, 2012 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2012.

   At December 31, 2012 and 2011, respectively, investments classified as Level 1 comprise approximately 70.3% and 70.2% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2012 and 2011, respectively, investments classified as Level 2 comprise approximately 28.4% and 28.2% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2012 and 2011, respectively, approximately $1,966 million and $1,718 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   At December 31, 2012 and 2011, respectively, investments classified as Level 3 comprise approximately 1.3% and 1.6% of assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2012 and 2011, respectively, were approximately $222 million and $347 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,021 million and $1,088 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2012 and 2011, respectively. At December 31, 2012, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other feature's liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $447 million and $688 million at December 31, 2012 and 2011, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2012. Equity and fixed income volatilities are combined, with weighting based on the current fund distribution, to produce an overall volatility assumption. Scenarios are developed that value an at the money option at a price consistent with the overall volatility.

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method and for which the carrying value provides a reasonable estimate of fair value as the underlying investments of these partnerships are valued at estimated fair value.

   Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Certain other products such as Access Accounts are held at book value.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator(R) products due to continued volatility of margins and the continued emergence of periods of negative margins.

   DAC associated with UL products and investment-type products, other than Accumulator(R) products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2012, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.71% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.71% net of product weighted average Separate Account fees) and 0.0% (-2.29% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2012, current projections of future average gross market returns assume a 0.0% annualized return for the next two quarters, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in eight quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2012, the average rate of assumed investment yields, excluding policy loans, was 5.15% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and GIB features. The Company previously issued certain variable annuity products with GWBL and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2012, participating policies, including those in the Closed Block, represent approximately 6.2% ($22,418 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2012, 2011 and 2010, investment results of such Separate Accounts were gains (losses) of $10,110 million, $(2,928) million and $10,117 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2012 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2012. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                   GROSS       GROSS
                                       AMORTIZED UNREALIZED  UNREALIZED                OTTI
                                         COST      GAINS       LOSSES    FAIR VALUE IN AOCI/(3)/
                                       --------- ---------- ------------ ---------- ------------
                                                             (IN MILLIONS)
DECEMBER 31, 2012:
Fixed Maturities:
 Corporate............................ $  20,854 $    2,364 $         20 $  23,198  $         --
 U.S. Treasury, government and agency.     4,664        517            1     5,180            --
 States and political subdivisions....       445         85           --       530            --
 Foreign governments..................       454         76           --       530            --
 Commercial mortgage-backed...........     1,175         16          291       900            13
 Residential mortgage-backed/(1)/.....     1,864         85           --     1,949            --
 Asset-backed/(2)/....................       175         12            5       182             5
 Redeemable preferred stock...........     1,089         60           11     1,138            --
                                       --------- ---------- ------------ ---------  ------------
   Total Fixed Maturities.............    30,720      3,215          328    33,607            18

Equity securities.....................        23          1           --        24            --
                                       --------- ---------- ------------ ---------  ------------

Total at December 31, 2012............ $  30,743 $    3,216 $        328 $  33,631  $         18
                                       ========= ========== ============ =========  ============

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

                                                    Gross       Gross
                                       Amortized  Unrealized  Unrealized                OTTI
                                         Cost       Gains       Losses    Fair Value in AOCI/(3)/
                                       --------- ------------ ----------- ---------- -----------
                                                             (In Millions)
December 31, 2011:
Fixed Maturities:
 Corporate............................ $  21,444 $      1,840 $       147 $  23,137  $        --
 U.S. Treasury, government and agency.     3,598          350          --     3,948           --
 States and political subdivisions....       478           64           2       540           --
 Foreign governments..................       461           65           1       525           --
 Commercial mortgage-backed...........     1,306            7         411       902           22
 Residential mortgage-backed/(1)/.....     1,556           90          --     1,646           --
 Asset-backed/(2)/....................       260           15          11       264            6
 Redeemable preferred stock...........     1,106           38         114     1,030           --
                                       --------- ------------ ----------- ---------  -----------
   Total Fixed Maturities.............    30,209        2,469         686    31,992           28

Equity securities.....................        18            1          --        19           --
                                       --------- ------------ ----------- ---------  -----------

Total at December 31, 2011............ $  30,227 $      2,470 $       686 $  32,011  $        28
                                       ========= ============ =========== =========  ===========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2012 and 2011, respectively, the Company had trading fixed maturities with an amortized cost of $194 million and $172 million and carrying values of $202 million and $172 million. Gross unrealized gains on trading fixed maturities were $12 million and $4 million and gross unrealized losses were $4 million and $4 million for 2012 and 2011, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2012 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2012

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   3,018 $   3,088
          Due in years two through five..........     5,801     6,333
          Due in years six through ten...........     9,877    11,140
          Due after ten years....................     7,721     8,877
                                                  --------- ---------
             Subtotal............................    26,417    29,438
          Commercial mortgage-backed securities..     1,175       900
          Residential mortgage-backed securities.     1,864     1,949
          Asset-backed securities................       175       182
                                                  --------- ---------
          Total.................................. $  29,631 $  32,469
                                                  ========= =========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2012, 2011 and 2010:

                                                   December 31,
                                             -----------------------
                                              2012    2011     2010
                                             ------  ------  -------
                                                  (IN MILLIONS)
Proceeds from sales......................... $  139  $  340  $   840
                                             ======  ======  =======
Gross gains on sales........................ $   13  $    6  $    28
                                             ======  ======  =======
Gross losses on sales....................... $  (12) $   (9) $   (16)
                                             ======  ======  =======
Total OTTI.................................. $  (96) $  (36) $  (300)
Non-credit losses recognized in OCI.........      2       4       18
                                             ------  ------  -------
Credit losses recognized in earnings (loss). $  (94) $  (32) $  (282)
                                             ======  ======  =======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                          2012     2011
                                                                                        -------  -------
                                                                                          (IN MILLIONS)
Balances at January 1,................................................................. $  (332) $  (329)
Previously recognized impairments on securities that matured, paid, prepaid or sold....      54       29
Recognized impairments on securities impaired to fair value this period/(1)/...........      --       --
Impairments recognized this period on securities not previously impaired...............     (62)     (27)
Additional impairments this period on securities previously impaired...................     (32)      (5)
Increases due to passage of time on previously recorded credit losses..................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows.      --       --
                                                                                        -------  -------
Balances at December 31,............................................................... $  (372) $  (332)
                                                                                        =======  =======

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                  DECEMBER 31,
                               ------------------
                                 2012      2011
                               --------  --------
                                  (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (12) $    (47)
   All other..................    2,899     1,830
 Equity securities............        1         1
                               --------  --------
Net Unrealized Gains (Losses). $  2,888  $  1,784
                               ========  ========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                  AOCI GAIN
                                                  NET                                               (LOSS)
                                              UNREALIZED                           DEFERRED       RELATED TO
                                                 GAINS                              INCOME      NET UNREALIZED
                                              (LOSSES) ON          POLICYHOLDERS   TAX ASSET      INVESTMENT
                                              INVESTMENTS   DAC     LIABILITIES   (LIABILITY)   GAINS (LOSSES)
                                              ----------- ------  --------------  ----------- ------------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2012..................... $      (47) $    5  $            6  $       12  $              (24)
Net investment gains (losses) arising during
  the period.................................          5      --              --          --                   5
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........         32      --              --          --                  32
   Excluded from Net earnings (loss)/(1)/....         (2)     --              --          --                  (2)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................         --      (4)             --          --                  (4)
   Deferred income taxes.....................         --      --              --         (10)                (10)
   Policyholders liabilities.................         --      --              (2)         --                  (2)
                                              ----------  ------  --------------  ----------  ------------------
BALANCE, DECEMBER 31, 2012................... $      (12) $    1  $            4  $        2  $               (5)
                                              ==========  ======  ==============  ==========  ==================

BALANCE, JANUARY 1, 2011..................... $      (16) $    3  $            2  $        4  $               (7)
Net investment gains (losses) arising during
  the period.................................        (32)     --              --          --                 (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          5      --              --          --                   5
   Excluded from Net earnings (loss)/(1)/....         (4)     --              --          --                  (4)

Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................         --       2              --          --                   2
   Deferred income taxes.....................         --      --              --           8                   8
   Policyholders liabilities.................         --      --               4          --                   4
                                              ----------  ------  --------------  ----------  ------------------
BALANCE, DECEMBER 31, 2011................... $      (47) $    5  $            6  $       12  $              (24)
                                              ==========  ======  ==============  ==========  ==================

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                   AOCI GAIN
                                                  NET                                                (LOSS)
                                              UNREALIZED                            DEFERRED       RELATED TO
                                                 GAINS                               INCOME      NET UNREALIZED
                                              (LOSSES) ON            POLICYHOLDERS  TAX ASSET      INVESTMENT
                                              INVESTMENTS    DAC      LIABILITIES  (LIABILITY)   GAINS (LOSSES)
                                              ----------- ---------  ------------- -----------  ---------------
                                                                        (IN MILLIONS)
BALANCE, JANUARY 1, 2012..................... $     1,831 $    (207) $       (385) $      (433) $           806
Net investment gains (losses) arising during
  the period.................................       1,008        --            --           --            1,008
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          59        --            --           --               59
   Excluded from Net earnings (loss)/(1)/....           2        --            --           --                2
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --        28            --           --               28
   Deferred income taxes.....................          --        --            --         (308)            (308)
   Policyholders liabilities.................          --        --          (218)          --             (218)
                                              ----------- ---------  ------------  -----------  ---------------
BALANCE, DECEMBER 31, 2012................... $     2,900 $    (179) $       (603) $      (741) $         1,377
                                              =========== =========  ============  ===========  ===============

BALANCE, JANUARY 1, 2011..................... $       889 $    (108) $       (121) $      (232) $           428
Net investment gains (losses) arising during
  the period.................................         915        --            --           --              915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          23        --            --           --               23
   Excluded from Net earnings (loss)/(1)/....           4        --            --           --                4
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --       (99)           --           --              (99)
   Deferred income taxes.....................          --        --            --         (201)            (201)
   Policyholders liabilities.................          --        --          (264)          --             (264)
                                              ----------- ---------  ------------  -----------  ---------------
BALANCE, DECEMBER 31, 2011................... $     1,831 $    (207) $       (385) $      (433) $           806
                                              =========== =========  ============  ===========  ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 402 issues at December 31, 2012 and the 535 issues at December 31, 2011 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                         LESS THAN 12 MONTHS    12 MONTHS OR LONGER          TOTAL
                                       ----------------------  --------------------  --------------------
                                                     GROSS                  GROSS                 GROSS
                                                   UNREALIZED             UNREALIZED            UNREALIZED
                                       FAIR VALUE    LOSSES    FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                       ---------- -----------  ---------- ---------- ---------- ----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2012:
Fixed Maturities:
 Corporate............................ $      562 $        (5) $      208 $     (15) $      770 $     (20)
 U.S. Treasury, government and agency.        513          (1)         --        --         513        (1)
 States and political subdivisions....         20          --          --        --          20        --
 Foreign governments..................          6          --           2        --           8        --
 Commercial mortgage-backed...........          7          (3)        805      (288)        812      (291)
 Residential mortgage-backed..........         27          --           1        --          28        --
 Asset-backed.........................          8          --          36        (5)         44        (5)
 Redeemable preferred stock...........        143          (1)        327       (10)        470       (11)
                                       ---------- -----------  ---------- ---------  ---------- ---------

Total................................. $    1,286 $       (10) $    1,379 $    (318) $    2,665 $    (328)
                                       ========== ===========  ========== =========  ========== =========

December 31, 2011:
Fixed Maturities:
 Corporate............................ $    1,910 $       (96) $      389 $     (51) $    2,299 $    (147)
 U.S. Treasury, government and agency.        149          --          --        --         149        --
 States and political subdivisions....         --          --          18        (2)         18        (2)
 Foreign governments..................         30          (1)          5        --          35        (1)
 Commercial mortgage-backed...........         79         (27)        781      (384)        860      (411)
 Residential mortgage-backed..........         --          --           1        --           1        --
 Asset-backed.........................         49          --          44       (11)         93       (11)
 Redeemable preferred stock...........        341         (28)        325       (86)        666      (114)
                                       ---------- -----------  ---------- ---------  ---------- ---------

Total................................. $    2,558 $      (152) $    1,563 $    (534) $    4,121 $    (686)
                                       ========== ===========  ========== =========  ========== =========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2012 and 2011 were $138 million and $139 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2012 and 2011, respectively, approximately $2,095 million and

   $2,179 million, or 6.8% and 7.2%, of the $30,720 million and $30,209 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $224 million and $455 million at December 31, 2012 and 2011, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2012 and 2011, respectively, the Company owned $17 million and $23 million in RMBS backed by subprime residential mortgage loans, and $11 million and $13 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2012, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $17 million.

   At December 31, 2012 and 2011, respectively, the amortized cost of the Company's trading account securities was $2,265 million and $1,014 million with respective fair values of $2,309 million and $982 million. Also at December 31, 2012 and 2011, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $58 million and $48 million and costs of $57 million and $50 million as well as other equity securities with carrying values of $24 million and $19 million and costs of $23 million and $18 million.

   In 2012, 2011 and 2010, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $69 million, $(42) million and $39 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $126 million and $141 million at December 31, 2012 and 2011, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $7 million and $0 million in 2012, 2011 and 2010, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8 million, $7 million and $0 million in 2012, 2011 and 2010, respectively.

   Troubled Debt Restructurings

   In 2011, one of the 2 loans shown in the table below was modified to interest only payments until October 1, 2013, at which time the loan reverts to its normal amortizing payment. In 2012, the second loan was modified retroactive to the July 1, 2012 payment and was converted to interest only payments through maturity in August 2014. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2012

                                           OUTSTANDING RECORDED INVESTMENT
                                 NUMBER   ----------------------------------
                                OF LOANS  PRE-MODIFICATION POST-MODIFICATION
                                --------- ---------------- -----------------
                                                (DOLLARS IN MILLIONS)
Troubled debt restructurings:
   Agricultural mortgage loans.        -- $             -- $              --
   Commercial mortgage loans...         2              126               126
                                --------- ---------------- -----------------
Total..........................         2 $            126 $             126
                                ========= ================ =================

   There were no default payments on the above loans during 2012.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2012, 2011 and 2010 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -----------------------
                                                       2012       2011  2010
                                                    ---------    -----  -----
                                                         (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $      32    $  18  $  --
   Charge-offs.....................................        --       --     --
   Recoveries......................................       (24)      (8)    --
   Provision.......................................        26       22     18
                                                    ---------    -----  -----
Ending Balance, December 31,....................... $      34    $  32  $  18
                                                    =========    =====  =====

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $      34    $  32  $  18
                                                    =========    =====  =====
   Collectively Evaluated for Impairment........... $      --    $  --  $  --
                                                    =========    =====  =====

   Loans Acquired with Deteriorated Credit Quality. $      --    $  --  $  --
                                                    =========    =====  =====

   There were no allowances for credit losses for agricultural mortgage loans in 2012, 2011 and 2010.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2012 and 2011, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2012

                                              DEBT SERVICE COVERAGE RATIO
                                   -------------------------------------------------
                                                                               LESS   TOTAL
                                    GREATER  1.8X TO 1.5X TO 1.2X TO  1.0X TO  THAN  MORTGAGE
                                   THAN 2.0X  2.0X    1.8X    1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/          --------- ------- ------- -------- ------- ------ --------
                                                         (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
 0% - 50%......................... $    269  $   21  $   --  $     -- $   27  $   -- $    317
 50% - 70%........................      370      75     619       655     --      --    1,719
 70% - 90%........................       61     102     235       445    131      15      989
 90% plus.........................       --      --      --       156     89     165      410
                                   --------  ------  ------  -------- ------  ------ --------

Total Commercial Mortgage Loans... $    700  $  198  $  854  $  1,256 $  247  $  180 $  3,435
                                   ========  ======  ======  ======== ======  ====== ========

AGRICULTURAL MORTGAGE LOANS/(1)/
 0% - 50%......................... $    179  $   84  $  211  $    308 $  177  $   49 $  1,008
 50% - 70%........................      122      29     136       188    116      50      641
 70% - 90%........................       --      --      --         1     --       8        9
 90% plus.........................       --      --      --        --     --      --       --
                                   --------  ------  ------  -------- ------  ------ --------

Total Agricultural Mortgage Loans. $    301  $  113  $  347  $    497 $  293  $  107 $  1,658
                                   ========  ======  ======  ======== ======  ====== ========

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2012

                                      DEBT SERVICE COVERAGE RATIO
                           --------------------------------------------------
                                                                        LESS   TOTAL
                            GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                           THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/  --------- ------- -------- -------- ------- ------ --------
                                                  (IN MILLIONS)
TOTAL MORTGAGE LOANS/(1)/
 0% - 50%................. $    448  $  105  $    211 $    308 $  204  $   49 $  1,325
 50% - 70%................      492     104       755      843    116      50    2,360
 70% - 90%................       61     102       235      446    131      23      998
 90% plus.................       --      --        --      156     89     165      410
                           --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans...... $  1,001  $  311  $  1,201 $  1,753 $  540  $  287 $  5,093
                           ========  ======  ======== ======== ======  ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2011

                                              Debt Service Coverage Ratio
                                   --------------------------------------------------
                                                                                Less   Total
                                    Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                   than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/          --------- ------- -------- -------- ------- ------ --------
                                                          (In Millions)
Commercial Mortgage Loans/(1)/
 0% - 50%......................... $    182  $   --  $     33 $     30 $   31  $   -- $    276
 50% - 70%........................      201     252       447      271     45      --    1,216
 70% - 90%........................       --      41       280      318    213      --      852
 90% plus.........................       --      --        84      135    296     117      632
                                   --------  ------  -------- -------- ------  ------ --------

Total Commercial Mortgage Loans... $    383  $  293  $    844 $    754 $  585  $  117 $  2,976
                                   --------  ------  -------- -------- ------  ------ --------

Agricultural Mortgage Loans/(1)/
 0% - 50%......................... $    150  $   89  $    175 $    247 $  190  $    8 $    859
 50% - 70%........................       68      15       101      158     82      45      469
 70% - 90%........................       --      --        --        1     --       8        9
 90% plus.........................       --      --        --       --     --      --       --
                                   --------  ------  -------- -------- ------  ------ --------

Total Agricultural Mortgage Loans. $    218  $  104  $    276 $    406 $  272  $   61 $  1,337
                                   --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans/(1)/
 0% - 50%......................... $    332  $   89  $    208 $    277 $  221  $    8 $  1,135
 50% - 70%........................      269     267       548      429    127      45    1,685
 70% - 90%........................       --      41       280      319    213       8      861
 90% plus.........................       --      --        84      135    296     117      632
                                   --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans.............. $    601  $  397  $  1,120 $  1,160 $  857  $  178 $  4,313
                                   --------  ------  -------- -------- ------  ------ --------

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2012 and 2011, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                          RECORDED
                                                                                         INVESTMENT
                                         90                           TOTAL        (GREATER THAN) 90 DAYS
                      30-59 60-89       DAYS                        FINANCING               AND
                      DAYS  DAYS  OR (GREATER THAN) TOTAL CURRENT  RECEIVABLES            ACCRUING
                      ----- ----- ----------------- ----- -------- ----------- ------------------------------
                                                           (IN MILLIONS)
DECEMBER 31, 2012
 Commercial.......... $  -- $  -- $              -- $  -- $  3,435 $    3,435  $                           --
 Agricultural........     6     1                10    17    1,641      1,658                               9
                      ----- ----- ----------------- ----- -------- ----------  ------------------------------
TOTAL MORTGAGE LOANS. $   6 $   1 $              10 $  17 $  5,076 $    5,093  $                            9
                      ===== ===== ================= ===== ======== ==========  ==============================

December 31, 2011
 Commercial.......... $  61 $  -- $              -- $  61 $  2,915 $    2,976  $                           --
 Agricultural........     5     1                 7    13    1,324      1,337                               3
                      ----- ----- ----------------- ----- -------- ----------  ------------------------------
Total Mortgage Loans. $  66 $   1 $               7 $  74 $  4,239 $    4,313  $                            3
                      ===== ===== ================= ===== ======== ==========  ==============================

   The following table provides information relating to impaired loans at December 31, 2012 and 2011, respectively.

                                                IMPAIRED MORTGAGE LOANS

                                                 UNPAID                        AVERAGE           INTEREST
                                      RECORDED  PRINCIPAL    RELATED           RECORDED           INCOME
                                     INVESTMENT  BALANCE    ALLOWANCE       INVESTMENT/(1)/     RECOGNIZED
                                     ---------- ---------  ----------   ----------------------- ----------
                                                                (IN MILLIONS)
DECEMBER 31, 2012:
With no related allowance recorded:
 Commercial mortgage loans -- other. $       -- $     --   $       --   $                    -- $      --
 Agricultural mortgage loans........          2        2           --                         3        --
                                     ---------- --------   ----------   ----------------------- ---------
TOTAL............................... $        2 $      2   $       --   $                     3 $      --
                                     ========== ========   ==========   ======================= =========

With related allowance recorded:
 Commercial mortgage loans -- other. $      170 $    170   $      (34)  $                   178 $      10
 Agricultural mortgage loans........         --       --           --                        --        --
                                     ---------- --------   ----------   ----------------------- ---------
TOTAL............................... $      170 $    170   $      (34)  $                   178 $      10
                                     ========== ========   ==========   ======================= =========

December 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans -- other. $       -- $     --   $       --   $                    -- $      --
 Agricultural mortgage loans........          5        5           --                         5        --
                                     ---------- --------   ----------   ----------------------- ---------
Total............................... $        5 $      5   $       --   $                     5 $      --
                                     ========== ========   ==========   ======================= =========

With related allowance recorded:
 Commercial mortgage loans -- other. $      202 $    202   $      (32)  $                   152 $       8
 Agricultural mortgage loans........         --       --           --                        --        --
                                     ---------- --------   ----------   ----------------------- ---------
Total............................... $      202 $    202   $      (32)  $                   152 $       8
                                     ========== ========   ==========   ======================= =========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through investments in real estate joint ventures.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,520 million and $1,587 million, respectively, at December 31, 2012 and 2011. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $0 million and $91 million, respectively, at December 31, 2012 and 2011. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $170 million, $179 million and $173 million, respectively, for 2012, 2011 and 2010.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2012 and 2011, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                                                      DECEMBER 31,
                                                                                     --------------
                                                                                      2012    2011
                                                                                     ------  ------
                                                                                      (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost..................................... $  233  $  584
Investments in securities, generally at fair value..................................     54      51
Cash and cash equivalents...........................................................      8      10
Other assets........................................................................     14      13
                                                                                     ------  ------
Total Assets........................................................................ $  309  $  658
                                                                                     ======  ======

Borrowed funds -- third party....................................................... $  162  $  372
Other liabilities...................................................................     11       6
                                                                                     ------  ------
Total liabilities...................................................................    173     378
                                                                                     ------  ------

Partners' capital...................................................................    136     280
                                                                                     ------  ------
Total Liabilities and Partners' Capital............................................. $  309  $  658
                                                                                     ======  ======

The Company's Carrying Value in These Entities Included Above....................... $   63  $  169
                                                                                     ======  ======

                                                                               2012   2011    2010
                                                                              -----  ------  ------
                                                                                  (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  26  $  111  $  110
Net revenues of other limited partnership interests..........................     3       6       3
Interest expense -- third party..............................................    --     (21)    (22)
Other expenses...............................................................   (19)    (61)    (59)
                                                                              -----  ------  ------
Net Earnings (Loss).......................................................... $  10  $   35  $   32
                                                                              =====  ======  ======

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $  18  $   20  $   18
                                                                              =====  ======  ======

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2012

                                                      FAIR VALUE
                                                -----------------------
                                                                          GAINS (LOSSES)
                                      NOTIONAL     ASSET     LIABILITY      REPORTED IN
                                       AMOUNT   DERIVATIVES DERIVATIVES   EARNINGS (LOSS)
                                      --------- ----------- ----------- -------------------
                                                          (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
 Futures............................. $   6,189 $        -- $        2  $            (1,058)
 Swaps...............................       965           2         56                 (320)
 Options.............................     3,492         443        219                   66

Interest rate contracts:/(1)/
 Floors..............................     2,700         291         --                   68
 Swaps...............................    18,239         554        353                  402
 Futures.............................    14,033          --         --                   84
 Swaptions...........................     7,608         502         --                 (220)

Other freestanding contracts:/(1)/
 Foreign currency Contracts..........        81           1         --                   --
                                                                        -------------------
NET INVESTMENT INCOME (LOSS).........                                                  (978)
                                                                        -------------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...........        --      11,044         --                  497

GIB and GWBL and other features/(2)/.        --          --        265                   26
                                      --------- ----------- ----------  -------------------

Balances, December 31, 2012.......... $  53,307 $    12,837 $      895  $              (455)
                                      ========= =========== ==========  ===================

  /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
  /(2)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2011

                                                       Fair Value
                                                ------------------------
                                                                            Gains (Losses)
                                      Notional     Asset      Liability       Reported In
                                       Amount   Derivatives  Derivatives    Earnings (Loss)
                                      --------- ------------ ----------- ---------------------
                                                            (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
 Futures............................. $   6,443 $         -- $        2  $                 (34)
 Swaps...............................       784           10         21                     33
 Options.............................     1,211           92         85                    (20)

Interest rate contracts:/(1)/
 Floors..............................     3,000          327         --                    139
 Swaps...............................     9,826          503        317                    590
 Futures.............................    11,983           --         --                    849
 Swaptions...........................     7,354        1,029         --                    817

Other freestanding contracts:/(1)/
 Foreign currency contracts..........        38           --         --                     --
                                                                         ---------------------
Net investment income (loss).........                                                    2,374
                                                                         ---------------------

Embedded derivatives:
GMIB reinsurance contracts...........        --       10,547         --                  5,941

GIB and GWBL and other features/(2)/.        --           --        291                   (197)
                                      --------- ------------ ----------  ---------------------

Balances, December 31, 2011.......... $  40,639 $     12,508 $      716  $               8,118
                                      ========= ============ ==========  =====================

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholder liabilities.

   Net Investment Income (Loss)

   The following table breaks out Net investment income (loss) by asset category:

                                     2012          2011         2010
                                   --------  ---------------  --------
                                              (IN MILLIONS)
Fixed maturities.................. $  1,529  $         1,555  $  1,616
Mortgage loans on real estate.....      264              241       231
Equity real estate................       14               19        20
Other equity investments..........      189              116       111
Policy loans......................      226              229       234
Short-term investments............       15                5        11
Derivative investments............     (978)           2,374      (284)
Broker-dealer related receivables.       14               13        12
Trading securities................       85              (29)       49
Other investment income...........       33               37        36
                                   --------  ---------------  --------
   Gross investment income (loss).    1,391            4,560     2,036

Investment expenses...............      (50)             (55)      (56)
Interest expense..................       (3)              (3)       (4)
                                   --------  ---------------  --------

Net Investment Income (Loss)...... $  1,338  $         4,502  $  1,976
                                   ========  ===============  ========

   For 2012, 2011 and 2010, respectively, Net investment income (loss) from derivatives included $232 million, $1,303 million and $(968) million of realized gains (losses) on contracts closed during those periods and $746 million, $1,071 million and $684 million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment Gains (Losses), Net

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                 2012    2011     2010
                                ------  ------  -------
                                     (IN MILLIONS)
Fixed maturities............... $  (89) $  (29) $  (200)
Mortgage loans on real estate..     (7)    (14)     (18)
Other equity investments.......    (13)     (4)      34
Other..........................     12      --       --
                                ------  ------  -------
Investment Gains (Losses), Net. $  (97) $  (47) $  (184)
                                ======  ======  =======

   For 2012, 2011 and 2010, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $6 million, $10 million and $31 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,472 million at December 31, 2012 and 2011, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2012 and 2011, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $561 million at December 31, 2012 and 2011, respectively and the accumulated amortization of these intangible assets was $360 million and $336 million at December 31, 2012 and 2011, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $23 million and $24 million for 2012, 2011 and 2010, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2012 and 2011, respectively, net deferred sales commissions totaled $95 million and $60 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2012 net asset balance for each of the next five years is $39 million, $26 million, $20 million, $9 million and $0 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2012, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of

   $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                              DECEMBER 31,
                                                                                                            -----------------
                                                                                                              2012     2011
                                                                                                            -------- --------
                                                                                                              (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.......................................... $  7,942 $  8,121
Policyholder dividend obligation...........................................................................      373      260
Other liabilities..........................................................................................      192       86
                                                                                                            -------- --------
Total Closed Block liabilities.............................................................................    8,507    8,467
                                                                                                            -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,245 and $5,342)..................    5,741    5,686
Mortgage loans on real estate..............................................................................    1,255    1,205
Policy loans...............................................................................................    1,026    1,061
Cash and other invested assets.............................................................................        2       30
Other assets...............................................................................................      232      207
                                                                                                            -------- --------
Total assets designated to the Closed Block................................................................    8,256    8,189
                                                                                                            -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block..............................      251      278

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(47) and $(33)
   and policyholder dividend obligation of $(373) and $(260)...............................................       87       62
                                                                                                            -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.......................... $    338 $    340
                                                                                                            ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                        2012          2011         2010
                                       ------  -----------------  ------
                                                 (IN MILLIONS)
REVENUES:
Premiums and other income............. $  316  $             354  $  365
Investment income (loss)..............    420                438     468
Net investment gains (losses).........     (9)               (10)    (23)
                                       ------  -----------------  ------
Total revenues........................    727                782     810
                                       ------  -----------------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends.    724                757     776
Other operating costs and expenses....     --                  2       2
                                       ------  -----------------  ------
Total benefits and other deductions...    724                759     778
                                       ------  -----------------  ------

Net revenues, before income taxes.....      3                 23      32
Income tax (expense) benefit..........     (1)                (8)    (11)
                                       ------  -----------------  ------
Net Revenues (Losses)................. $    2  $              15  $   21
                                       ======  =================  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2012   2011
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  260 $  119
Unrealized investment gains (losses).    113    141
                                      ------ ------
Balances, End of year................ $  373 $  260
                                      ====== ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2012    2011
                                                ------  ------
                                                 (IN MILLIONS)
Balance, beginning of year..................... $  718  $  772
Contractholder bonus interest credits deferred.     30      34
Amortization charged to income.................   (127)    (88)
                                                ------  ------
Balance, End of Year........................... $  621  $  718
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2012 and 2011, no assets were required to be measured at fair value on a non-recurring basis.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2012

                                                  LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                                 ---------  --------- --------- ----------
                                                               (IN MILLIONS)

ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       6  $  22,837 $     355 $   23,198
       U.S. Treasury, government and agency.....        --      5,180        --      5,180
       States and political subdivisions........        --        480        50        530
       Foreign governments......................        --        511        19        530
       Commercial mortgage-backed...............        --         --       900        900
       Residential mortgage-backed/(1)/.........        --      1,940         9      1,949
       Asset-backed/(2)/........................        --         69       113        182
       Redeemable preferred stock...............       242        881        15      1,138
                                                 ---------  --------- --------- ----------
          Subtotal..............................       248     31,898     1,461     33,607
                                                 ---------  --------- --------- ----------
   Other equity investments.....................        78         --        77        155
   Trading securities...........................       446      1,863        --      2,309
   Other invested assets:
       Short-term investments...................        --         98        --         98
       Swaps....................................        --        148        --        148
       Futures..................................        (2)        --        --         (2)
       Options..................................        --        224        --        224
       Floors...................................        --        291        --        291
       Swaptions................................        --        502        --        502
                                                 ---------  --------- --------- ----------
          Subtotal..............................        (2)     1,263        --      1,261
                                                 ---------  --------- --------- ----------
Cash equivalents................................     2,289         --        --      2,289
Segregated securities...........................        --      1,551        --      1,551
GMIB reinsurance contracts......................        --         --    11,044     11,044
Separate Accounts' assets.......................    90,751      2,775       224     93,750
                                                 ---------  --------- --------- ----------
       Total Assets............................. $  93,810  $  39,350 $  12,806 $  145,966
                                                 =========  ========= ========= ==========

LIABILITIES
GIB and GWBL and other features' liability......        --         --       265        265
                                                 ---------  --------- --------- ----------
       Total Liabilities........................ $      --  $      -- $     265 $      265
                                                 =========  ========= ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2011

                                                  Level 1    Level 2   Level 3      Total
                                                 ---------  --------- ---------  ----------
                                                                (In Millions)

ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       7  $  22,698 $     432  $   23,137
       U.S. Treasury, government and agency.....        --      3,948        --       3,948
       States and political subdivisions........        --        487        53         540
       Foreign governments......................        --        503        22         525
       Commercial mortgage-backed...............        --         --       902         902
       Residential mortgage-backed/(1)/.........        --      1,632        14       1,646
       Asset-backed/(2)/........................        --         92       172         264
       Redeemable preferred stock...............       203        813        14       1,030
                                                 ---------  --------- ---------  ----------
          Subtotal..............................       210     30,173     1,609      31,992
                                                 ---------  --------- ---------  ----------
   Other equity investments.....................        66         --        77         143
   Trading securities...........................       457        525        --         982
   Other invested assets:
       Short-term investments...................        --        132        --         132
       Swaps....................................        --        177        (2)        175
       Futures..................................        (2)        --        --          (2)
       Options..................................        --          7        --           7
       Floors...................................        --        327        --         327
       Swaptions................................        --      1,029        --       1,029
                                                 ---------  --------- ---------  ----------
          Subtotal..............................        (2)     1,672        (2)      1,668
                                                 ---------  --------- ---------  ----------
Cash equivalents................................     2,475         --        --       2,475
Segregated securities...........................        --      1,280        --       1,280
GMIB reinsurance contracts......................        --         --    10,547      10,547
Separate Accounts' assets.......................    83,672      2,532       215      86,419
                                                 ---------  --------- ---------  ----------
       Total Assets............................. $  86,878  $  36,182 $  12,446  $  135,506
                                                 =========  ========= =========  ==========

LIABILITIES
GIB and GWBL and other features' liability...... $      --  $      -- $     291  $      291
                                                 ---------  --------- ---------  ----------
       Total Liabilities........................ $      --  $      -- $     291  $      291
                                                 =========  ========= =========  ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2012, AFS fixed maturities with fair values of $109 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $17 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.7% of total equity at December 31, 2012. In the first quarter of 2012, one of the Company's private securities went public and as a result, $14 million was transferred from a Level 3 classification to a Level 2 classification. In the third quarter of 2012, $6 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   In 2011, AFS fixed maturities with fair values of $51 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In the second quarter of 2011, $21 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities. In the third quarter of 2011, $3 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2012 and 2011, respectively.

                                                                    LEVEL 3 INSTRUMENTS
                                                                  FAIR VALUE MEASUREMENTS
                                                ----------------------------------------------------------
                                                          STATE AND
                                                          POLITICAL         COMMERCIAL RESIDENTIAL
                                                            SUB-    FOREIGN MORTGAGE-   MORTGAGE-   ASSET-
                                                CORPORATE DIVISIONS  GOVTS    BACKED     BACKED     BACKED
                                                --------- --------- ------- ---------- ----------- -------
                                                                       (IN MILLIONS)

BALANCE, JANUARY 1, 2012....................... $    432  $     53  $   22  $     902  $       14  $   172
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
       Net investment income (loss)............        2        --      --          2          --       --
       Investment gains (losses), net..........        4        --      --       (105)         --       --
                                                --------  --------  ------  ---------  ----------  -------
 Subtotal......................................        6        --      --       (103)         --       --
                                                --------  --------  ------  ---------  ----------  -------
Other comprehensive income (loss)..............       15        (1)     --        128          --        4
Purchases......................................       --        --      --         --          --       --
Issuances......................................       --        --      --         --          --       --
Sales..........................................      (47)       (2)     --        (27)         (5)     (25)
Settlements....................................       --        --      --         --          --       --
Transfers into Level 3/(2)/....................       17        --      --         --          --       --
Transfers out of Level 3/(2)/..................      (68)       --      (3)        --          --      (38)
                                                --------  --------  ------  ---------  ----------  -------
BALANCE, DECEMBER 31, 2012/(1)/................ $    355  $     50  $   19  $     900  $        9  $   113
                                                ========  ========  ======  =========  ==========  =======

BALANCE, JANUARY 1, 2011....................... $    320  $     49  $   21  $   1,103  $       --  $   148
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
       Net investment income (loss)............        1        --      --          2          --       --
       Investment gains (losses), net..........       --        --      --        (30)         --        1
                                                --------  --------  ------  ---------  ----------  -------
 Subtotal...................................... $      1  $     --  $   --  $     (28) $       --  $     1
                                                --------  --------  ------  ---------  ----------  -------
Other comprehensive income (loss)..............       (2)        5      (1)       (34)         (1)       2
Purchases......................................      117        --       1         --          --       21
Sales..........................................      (52)       (2)     --       (139)         (5)     (33)
Transfers into Level 3/(2)/....................      100         1       1         --          20       33
Transfers out of Level 3/(2)/..................      (52)       --      --         --          --       --
                                                --------  --------  ------  ---------  ----------  -------
BALANCE, DECEMBER 31, 2011/(1)/................ $    432  $     53  $   22  $     902  $       14  $   172
                                                ========  ========  ======  =========  ==========  =======

  /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2012 and 2011.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                      GWBL
                                                   REDEEMABLE          OTHER           OTHER      GMIB     SEPARATE AND OTHER
                                                   PREFERRED          EQUITY          INVESTED REINSURANCE ACCOUNTS FEATURES
                                                     STOCK        INVESTMENTS/(1)/     ASSETS     ASSET     ASSETS  LIABILITY
                                                  -----------  ---------------------  -------- ----------- -------- ---------
                                                                                 (IN MILLIONS)
BALANCE, JANUARY 1, 2012......................... $        14  $                  77  $    (2) $   10,547  $   215  $     291
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment income (loss)................          --                     --       --          --       --         --
     Investment gains (losses), net..............          --                     --       --          --        8         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................          --                     --       --         315       --         --
     Policyholders' benefits.....................          --                     --       --          --       --        (77)
                                                  -----------  ---------------------  -------  ----------  -------  ---------
 Subtotal........................................          --                     --       --         315        8        (77)
                                                  -----------  ---------------------  -------  ----------  -------  ---------
Other comprehensive income (loss)................           1                     --        2          --       --         --
Purchases........................................          --                     --       --         182        6         51
Issuances........................................          --                     --       --          --       --         --
Sales............................................          --                     --       --          --       (2)        --
Settlements......................................          --                     --       --          --       (3)        --
Transfers into Level 3/(2)/......................          --                     --       --          --       --         --
Transfers out of Level 3/(2)/....................          --                     --       --          --       --         --
                                                  -----------  ---------------------  -------  ----------  -------  ---------
BALANCE, DECEMBER 31, 2012....................... $        15  $                  77  $    --  $   11,044  $   224  $     265
                                                  ===========  =====================  =======  ==========  =======  =========

BALANCE, JANUARY 1, 2011......................... $         2  $                  73  $    --  $    4,606  $   207  $      94
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment income (loss)................          --                     --       (2)         --       --         --
     Investment gains (losses), net..............          --                      1       --          --       --         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................          --                     --       --       5,737       17         --
     Policyholders' benefits.....................          --                     --       --          --       --        176
                                                  -----------  ---------------------  -------  ----------  -------  ---------
 Subtotal........................................ $        --  $                   1  $    (2) $    5,737  $    17  $     176
                                                  -----------  ---------------------  -------  ----------  -------  ---------
Other comprehensive income (loss)................          (1)                     6       --          --       --         --
Purchases........................................          --                      2       --         204        4         21
Sales............................................          (2)                    (5)      --          --      (11)        --
Settlements......................................          --                     --       --          --       (2)        --
Transfers into Level 3/(2)/......................          15                     --       --          --       --         --
                                                  -----------  ---------------------  -------  ----------  -------  ---------
BALANCE, DECEMBER 31, 2011....................... $        14  $                  77  $    (2) $   10,547  $   215  $     291
                                                  ===========  =====================  =======  ==========  =======  =========

  /(1)/Includes Trading securities' Level 3 amount.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2012 and 2011 by category for Level 3 assets and liabilities still held at December 31, 2012 and 2011, respectively:

                                                                 EARNINGS (LOSS)
                                                   -------------------------------------------
                                                                               INCREASE
                                                      NET     INVESTMENT   (DECREASE) IN THE
                                                   INVESTMENT   GAINS        FAIR VALUE OF              POLICY-
                                                     INCOME   (LOSSES),       REINSURANCE               HOLDERS'
                                                     (LOSS)      NET           CONTRACTS         OCI    BENEFITS
                                                   ---------- ---------- --------------------- ------  ----------
                                                                            (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2012
STILL HELD AT DECEMBER 31, 2012:/(1)/
   Change in unrealized gains (losses):
       Fixed maturities, available-for-sale:
          Corporate............................... $       -- $      --  $                  -- $   14  $       --
          State and political
            subdivisions..........................         --        --                     --     (1)         --
          Foreign governments.....................         --        --                     --      1          --
          Commercial mortgage-
            backed................................         --        --                     --    124          --
          Asset-backed............................         --        --                     --      3          --
          Other fixed maturities,
            available-for-sale....................         --        --                     --     --          --
                                                   ---------- ---------  --------------------- ------  ----------
              Subtotal............................ $       -- $      --  $                  -- $  141  $       --
                                                   ---------- ---------  --------------------- ------  ----------
       GMIB reinsurance contracts.................         --        --                    497     --          --
       Separate Accounts' assets..................         --         8                     --     --          --
       GIB and GWBL and other
         features' liability......................         --        --                     --     --          26
                                                   ---------- ---------  --------------------- ------  ----------
              Total............................... $       -- $       8  $                 497 $  141  $       26
                                                   ========== =========  ===================== ======  ==========
Level 3 Instruments
Full Year 2011
Still Held at December 31, 2011:/(1)/
   Change in unrealized gains (losses):
       Fixed maturities, available-for-sale:
          Corporate............................... $       -- $      --  $                  -- $    1  $       --
          State and political
            subdivisions..........................         --        --                     --      5          --
          Foreign governments.....................         --        --                     --     (1)         --
          Commercial mortgage-
            backed................................         --        --                     --    (40)         --
          Asset-backed............................         --        --                     --      2          --
          Other fixed maturities,
            available-for-sale....................         --        --                     --     (2)         --
                                                   ---------- ---------  --------------------- ------  ----------
              Subtotal............................ $       -- $      --  $                  -- $  (35) $       --
                                                   ---------- ---------  --------------------- ------  ----------
       GMIB reinsurance contracts.................         --        --                  5,941     --          --
       Separate Accounts' assets..................         --        18                     --     --          --
       GIB and GWBL and other
         features' liability......................         --        --                     --     --        (197)
                                                   ---------- ---------  --------------------- ------  ----------
              Total............................... $       -- $      18  $               5,941 $  (35) $     (197)
                                                   ========== =========  ===================== ======  ==========

  /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2012 and 2011.

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2012.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2012

                                         FAIR         VALUATION                  SIGNIFICANT
                                         VALUE        TECHNIQUE               UNOBSERVABLE INPUT                 RANGE
                                        ------- --------------------- ----------------------------------   -----------------
                                                                          (IN MILLIONS)
ASSETS:
Investments:
 Fixed maturities, available-for-sale:
   Corporate........................... $    94 Matrix pricing model   Spread over the industry-specific
                                                                                   benchmark yield curve   125 BPS - 650 BPS
----------------------------------------------------------------------------------------------------------------------------

   Commercial mortgage-backed..........     889 Discounted Cash flow               Constant default rate     3.0% - 25.0%
                                                                                  Probability of default         55.0%
                                                                                           Loss severity         49.0%
                                                                                           Discount rate    3.72% - 13.42%
----------------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.........       1 Matrix pricing model     Spread over U.S. Treasury curve        46 BPS
----------------------------------------------------------------------------------------------------------------------------

   Asset-backed........................       8 Matrix pricing model     Spread over U.S. Treasury curve   30 BPS - 695 BPS
----------------------------------------------------------------------------------------------------------------------------

   Other equity investments............      38 Market comparable                       Revenue multiple     0.6X - 62.5X
                                                  companies                                 R&D multiple     1.0X - 30.6X
                                                                                           Discount rate         18.0%
                                                                                          Discount years         1 - 2
                                                                      Discount for lack of marketability
                                                                                        and risk factors     40.0% - 60.0%
----------------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets..............     194 Third party appraisal                Capitalization rate         5.5%
                                                                                Exit capitalization rate         6.6%
                                                                                           Discount rate         7.7%

                                             22 Discounted cash flow     Spread over U.S. Treasury curve   275 BPS - 586 BPS
                                                                                          Inflation rate      2.0% - 3.0%
                                                                                         Discount factor      1.0% - 2.0%
----------------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.............  11,044 Discounted Cash flow                         Lapse Rates      1.5% - 8.0%
                                                                                        Withdrawal Rates      0.2% - 8.0%
                                                                                  GMIB Utilization Rates      0.0% - 15.0%
                                                                                    Non-performance risk    13 BPS - 45 BPS
                                                                               Volatility rates - Equity     24.0% - 36.0%
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/......................... $   205 Discounted Cash flow                         Lapse Rates      1.0% - 8.0%
                                                                                        Withdrawal Rates      0.0% - 7.0%
                                                                               Volatility rates - Equity     24.0% - 36.0%
----------------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the table above are approximately $516 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. The fair value measurements of these Level 3 investments comprise approximately 29.3% of total assets classified as Level 3 and represent only 0.4% of total assets measured at fair value on a recurring basis. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the table above are approximately $94 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3 at December 31, 2012 that is determined by application of a matrix pricing model, representing approximately 26.5% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Commercial mortgage-backed securities classified as Level 3 consist of holdings subordinate to the AAA-tranche position and for which the Company applies a discounted cash flow methodology to measure fair value. The process for determining fair value first adjusts the contractual principal and interest payments to reflect performance expectations and then discounts the securities' cash flows to reflect an appropriate risk-adjusted return. The significant unobservable inputs used in these fair value measurements are default rate and probability, loss severity, and the discount rate. An increase either in the cumulative default rate, probability of default, or loss severity would result in a decrease in the fair value of these securities; generally, those assumptions would change in a directionally similar manner. A decrease in the discount rate would result in directionally inverse movement in the fair value measurement of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the table above are approximately 11.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the table above are approximately 7.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AllianceBernstein for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 are approximately $30 million private venture capital fund-of-fund investments of AllianceBernstein for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2012, AllianceBernstein's aggregate unfunded commitments to these investments were approximately $12 million.

   Separate Accounts' assets classified as Level 3 primarily consist of private equity investments with fair value of approximately $198 million, including approximately $194 million fair value investment in a private real estate fund, as well as mortgage loans with fair value of approximately $18 million. Third party appraisal is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach also is applied to determine the approximately $4 million fair value of the other private equity investment and for which the significant unobservable assumptions are an inflation rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the inflation rate would have directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans, a significant increase (decrease) in the assumed spread over US Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 at December 31, 2012 consist of mortgage- and asset-backed securities with fair values of approximately $4 million and $4 million, respectively, and for which those measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in equity and interest rate volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in equity and interest rate volatility would increase these liabilities.

   The carrying values and fair values at December 31, 2012 and 2011 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                 DECEMBER 31, 2012
                                                 --------------------------------------------------
                                                                         FAIR VALUE
                                                 CARRYING -----------------------------------------
                                                  VALUE      LEVEL 1     LEVEL 2  LEVEL 3   TOTAL
                                                 -------- -------------- -------- -------- --------
                                                                   (IN MILLIONS)

Mortgage loans on real estate................... $  5,059 $           -- $     -- $  5,249 $  5,249
Other limited partnership interests.............    1,514             --       --    1,514    1,514
Loans to affiliates.............................    1,037             --      784      402    1,186
Policyholders liabilities: Investment contracts.    2,494             --       --    2,682    2,682
Long-term debt..................................      200             --      236       --      236
Loans from affiliates...........................    1,325             --    1,676       --    1,676

                                                    December 31, 2011
                                                 -----------------------
                                                 Carrying
                                                  Value     Fair Value
                                                 -------- --------------
                                                      (In Millions)

Mortgage loans on real estate................... $  4,281 $        4,432
Other limited partnership interests.............    1,582          1,582
Loans to affiliates.............................    1,041          1,097
Policyholders liabilities: Investment contracts.    2,549          2,713
Long-term debt..................................      200            220
Loans from affiliates...........................    1,325          1,485

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

     . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

     . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

     . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

     . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

     . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2010... $  1,087  $  1,558  $  2,645
 Paid guarantee benefits.....     (208)      (45)     (253)
 Other changes in reserve....      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
 Paid guarantee benefits.....     (203)      (47)     (250)
 Other changes in reserve....      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011.    1,593     4,130     5,723
 Paid guarantee benefits.....     (288)      (77)     (365)
 Other changes in reserve....      467       508       975
                              --------  --------  --------
Balance at December 31, 2012. $  1,772  $  4,561  $  6,333
                              ========  ========  ========

     Related GMDB reinsurance ceded amounts were:

                                      GMDB
                              ---------------------
                                  (IN MILLIONS)

Balance at January 1, 2010...
                              $                 405
   Paid guarantee benefits...                   (81)
   Other changes in reserve..                   209
                              ---------------------
Balance at December 31, 2010.                   533
   Paid guarantee benefits...                   (81)
   Other changes in reserve..                   264
                              ---------------------
Balance at December 31, 2011.                   716
   Paid guarantee benefits...                  (127)
   Other changes in reserve..                   255
                              ---------------------
Balance at December 31, 2012. $                 844
                              =====================

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2012 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                       RETURN OF
                                                        PREMIUM    RATCHET    ROLL-UP       COMBO        TOTAL
                                                       ---------  --------  -----------  -----------  -----------
                                                                          (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account.................................... $  12,817  $    223  $       102  $       467  $    13,609
   Separate Accounts.................................. $  30,349  $  7,419  $     3,722  $    34,536  $    76,026
 Net amount at risk, gross............................ $     756  $    784  $     2,722  $    13,931  $    18,193
 Net amount at risk, net of amounts reinsured......... $     756  $    480  $     1,843  $     5,617  $     8,696
 Average attained age of contractholders..............      48.5      63.8         69.4         64.6         52.9
 Percentage of contractholders over age 70............       8.1%     29.3%        49.9%        30.8%        14.8%
 Range of contractually specified interest rates......       N/A       N/A   3.0% - 6.0%  3.0% - 6.5%  3.0% - 6.5%

GMIB:
 Account values invested in:
   General Account....................................       N/A       N/A  $        23  $       562  $       585
   Separate Accounts..................................       N/A       N/A  $     2,488  $    46,378  $    48,866
 Net amount at risk, gross............................       N/A       N/A  $     1,995  $    10,208  $    12,203
 Net amount at risk, net of amounts reinsured.........       N/A       N/A  $       593  $     2,753  $     3,346
 Weighted average years remaining until annuitization.       N/A       N/A          0.3          4.4          4.2
 Range of contractually specified interest rates......       N/A       N/A   3.0% - 6.0%  3.0% - 6.5%  3.0% - 6.5%

   The liability for GIB and GWBL and other features, not included above, was $265 million and $291 million at December 31, 2012 and 2011, respectively, which are accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2012      2011
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  52,633 $  46,207
Fixed income.     3,748     3,810
Balanced.....    19,102    19,525
Other........       543       652
              --------- ---------
Total........ $  76,026 $  70,194
              ========= =========

GMIB:
Equity....... $  33,361 $  29,819
Fixed income.     2,335     2,344
Balanced.....    12,906    13,379
Other........       264       345
              --------- ---------
Total........ $  48,866 $  45,887
              ========= =========

   C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2012, the total account value and net amount at risk of the hedged variable annuity contracts were $38,029 million and $7,035 million, respectively, with the GMDB feature and $21,615 million and $2,761 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                               REINSURANCE
                              DIRECT LIABILITY    CEDED       NET
                              ---------------- -----------  --------
                                          (IN MILLIONS)

Balance at January 1, 2010... $           255  $      (174) $     81
 Other changes in reserves...             120          (57)       63
                              ---------------  -----------  --------
Balance at December 31, 2010.             375         (231)      144
 Other changes in reserves...              95          (31)       64
                              ---------------  -----------  --------
Balance at December 31, 2011.             470         (262)      208
 Other changes in reserves...              86          (48)       38
                              ---------------  -----------  --------
Balance at December 31, 2012. $           556  $      (310) $    246
                              ===============  ===========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2012, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.2% and 47.0%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 21.3% and 51.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2012 and 2011 were $11,044 million and $10,547 million, respectively. The increases (decreases) in estimated fair value were $497 million, $5,941 million and $2,350 million for 2012, 2011 and 2010, respectively.

   At December 31, 2012 and 2011, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,465 million and $2,383 million, of which $1,964 million and $1,959 million related to two specific reinsurers, which are rated A/AA- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2012 and 2011, affiliated reinsurance recoverables related to insurance contracts amounted to $1,383 million and $1,159 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $73 million are included in other liabilities in the consolidated balance sheets at December 31, 2012 and 2011, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $160 million and $177 million at December 31, 2012 and 2011, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2012 and 2011 were $752 million and $703 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                     2012    2011    2010
                                                                    ------  ------  ------
                                                                         (IN MILLIONS)
Direct premiums.................................................... $  873  $  908  $  903
Reinsurance assumed................................................    219     210     213
Reinsurance ceded..................................................   (578)   (585)   (586)
                                                                    ------  ------  ------
Premiums........................................................... $  514  $  533  $  530
                                                                    ======  ======  ======
Universal Life and Investment-type Product Policy Fee Income Ceded. $  234  $  221  $  210
                                                                    ======  ======  ======
Policyholders' Benefits Ceded...................................... $  667  $  510  $  536
                                                                    ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $86 million and $92 million at December 31, 2012 and 2011, respectively. At December 31, 2012 and 2011, respectively, $1,704 million and $1,684 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                           2012  2011  2010
                                           ----- ----- -----
                                             (IN MILLIONS)
Incurred benefits related to current year. $  16 $  24 $  30
Incurred benefits related to prior years..    14    18    10
                                           ----- ----- -----
Total Incurred Benefits................... $  30 $  42 $  40
                                           ===== ===== =====
Benefits paid related to current year..... $  21 $  15 $  12
Benefits paid related to prior years......    16    24    30
                                           ----- ----- -----
Total Benefits Paid....................... $  37 $  39 $  42
                                           ===== ===== =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2012   2011
                                                                           ------ ------
                                                                           (IN MILLIONS)

Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.5% and 0.2%). $  323 $  445
                                                                           ------ ------
Total short-term debt.....................................................    323    445
                                                                           ------ ------

Long-term debt:
AXA Equitable:
   Surplus Notes, 7.7%, due 2015..........................................    200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------

Total Short-term and Long-term Debt....................................... $  523 $  645
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12 million, as of December 31, 2012). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2012, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the AB Credit Facility and management expects to draw on the AB Credit Facility from time to time.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2012 and 2011, AllianceBernstein had no amounts outstanding under the AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2012, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   In October 2012, AXA Equitable sold its 50% interest in a real estate joint venture supporting the Wind-up Annuities line of business to 1285 Holdings, LLC, a non-insurance subsidiary of AXA Financial in exchange for $402 million in cash. The $195 million after-tax excess of the real estate joint venture's fair value over its carrying value has been accounted for as a capital contribution to AXA Equitable. In connection with this sale, the Company recognized a $226 million pre-tax premium deficiency reserve related to the Wind-up Annuities line of business.

   In August 2012, the Company purchased agricultural mortgage loans from MONY Life Insurance Company ("MONY Life") and MONY Life Insurance Company of America ("MLOA"), both of which are wholly-owned subsidiaries of AXA Financial, for a purchase price of $109 million.

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $37 million, $14 million and $59 million, respectively, for 2012, 2011 and 2010.

   In 2012, 2011 and 2010, respectively, the Company paid AXA Distribution and its subsidiaries $684 million, $641 million and $647 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $348 million, $413 million and $428 million, respectively, for their applicable share of operating expenses in 2012, 2011 and 2010, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA RE Arizona Company (formerly AXA Bermuda, which during second quarter 2012, redomesticated from Bermuda to Arizona and changed its name to AXA RE Arizona Company) ("AXA Arizona") a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2012 and 2011, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,888 million and $8,129 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2012, 2011 and 2010 related to the UL and no lapse guarantee riders totaled approximately $484 million, $484 million and $477 million, respectively. Ceded claims paid in 2012, 2011 and 2010 were $68 million, $31 million and $39 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2012, 2011 and 2010 under this arrangement totaled approximately $0 million, $1 million and $0 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $0 million, $0 million and $0 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2012, 2011 and 2010 totaled approximately $9 million, $9 million and $9 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2012, 2011 and 2010 from AXA Equitable Life and Annuity Company totaled approximately $7 million, $8 million and $7 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $5 million, $4 million and $4 million, respectively. Premiums earned in 2012, 2011 and 2010 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $7 million, $8 million and $10 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $161 million, $152 million and $160 million in 2012, 2011 and 2010, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $26 million, $22 million and $51 million in 2012, 2011 and 2010, respectively. The net receivable related to these contracts was approximately $8 million and $15 million at December 31, 2012 and 2011, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                               2012   2011   2010
                                              ------ ------ ------
                                                 (IN MILLIONS)
Investment advisory and services fees........ $  886 $  840 $  778
Distribution revenues........................    401    352    339
Other revenues -- shareholder servicing fees.     89     92     93
Other revenues -- other......................      5      6      5

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain qualified part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2012, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $260 million and $5 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2012, no minimum contribution is required to be made in 2013 under ERISA, as amended by the Pension Act, but management is currently evaluating if it will make contributions during 2013. AllianceBernstein currently estimates that it will contribute $4 million to its pension plan during 2013.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                2012    2011    2010
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   40  $   41  $   37
Interest cost.................    109     122     129
Expected return on assets.....   (146)   (120)   (115)
Actuarial (gains) loss........      1      --      --
Net amortization..............    164     145     125
Plan amendments and additions.     --      --      13
                               ------  ------  ------
Net Periodic Pension Expense.. $  168  $  188  $  189
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                   2012      2011
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,626  $  2,424
Service cost....................................       32        30
Interest cost...................................      109       122
Actuarial (gains) losses........................      219       229
Benefits paid...................................     (187)     (179)
Plan amendments and additions...................       (2)       --
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,797  $  2,626
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                         DECEMBER 31,
                                                      ------------------
                                                        2012      2011
                                                      --------  --------
                                                         (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  2,093  $  1,529
Actual return on plan assets.........................      231        77
Contributions........................................      265       672
Benefits paid and fees...............................     (193)     (185)
                                                      --------  --------
Pension plan assets at fair value, end of year.......    2,396     2,093
PBO..................................................    2,797     2,626
                                                      --------  --------
Excess of PBO Over Pension Plan Assets............... $   (401) $   (533)
                                                      ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $401 million and $533 million at December 31, 2012 and 2011, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,797 million and $2,396 million, respectively, at December 31, 2012 and $2,626 million and $2,093 million, respectively, at December 31, 2011. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,761 million and $2,396 million, respectively, at December 31, 2012 and $2,593 million and $2,093 million, respectively, at December 31, 2011. The accumulated benefit obligation for all defined benefit pension plans was $2,761 million and $2,593 million at December 31, 2012 and 2011, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2012 and 2011 that have not yet been recognized as components of net periodic pension cost:

                                            DECEMBER 31,
                                          -----------------
                                            2012     2011
                                          -------- --------
                                            (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,650 $  1,679
Unrecognized prior service cost (credit).        4        7
                                          -------- --------
 Total................................... $  1,654 $  1,686
                                          ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $165 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2012 and 2011:

                                 DECEMBER 31,
                                 ------------
                                  2012   2011
                                 -----  -----
                                 (IN MILLIONS)
Fixed Maturities................  52.8%  52.4%
Equity Securities...............  36.5   36.3
Equity real estate..............   8.4    9.3
Cash and short-term investments.   2.3    2.0
                                 -----  -----
 Total.......................... 100.0% 100.0%
                                 =====  =====

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2012, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2012, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2012 and 2011, respectively.

                                       LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
DECEMBER 31, 2012:                     ------- -------- ------- --------
ASSET CATEGORIES                                 (IN MILLIONS)
Fixed Maturities:
 Corporate............................ $   --  $    849 $   --  $    849
 U.S. Treasury, government and agency.     --       410     --       410
 States and political subdivisions....     --        18     --        18
 Other structured debt................     --        --      5         5
Common and preferred equity...........    751        62     --       813
Mutual funds..........................     35        --     --        35
Private real estate investment funds..     --        --      3         3
Private real estate investment trusts.     --        11    197       208
Cash and cash equivalents.............     25        --     --        25
Short-term investments................     --        30     --        30
                                       ------  -------- ------  --------
 Total................................ $  811  $  1,380 $  205  $  2,396
                                       ======  ======== ======  ========

                                       Level 1 Level 2  Level 3  Total
December 31, 2011:                     ------- -------- ------- --------
Asset Categories                                 (In Millions)
Fixed Maturities:
 Corporate............................ $   --  $    797 $   --  $    797
 U.S. Treasury, government and agency.     --       275     --       275
 States and political subdivisions....     --        11     --        11
 Other structured debt................     --        --      6         6
Common and preferred equity...........    712         2     --       714
Mutual funds..........................     33        --     --        33
Private real estate investment funds..     --        --      4         4
Private investment trusts.............     --        29    183       212
Cash and cash equivalents.............      1         1     --         2
Short-term investments................      7        32     --        39
                                       ------  -------- ------  --------
 Total................................ $  753  $  1,147 $  193  $  2,093
                                       ======  ======== ======  ========

   At December 31, 2012, assets classified as Level 1, Level 2, and Level 3 comprise approximately 33.9%, 57.5% and 8.6%, respectively, of qualified pension plan assets. At December 31, 2011, assets classified as Level 1, Level 2 and Level 3 comprised approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $3 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2012 and 2011, respectively.

                                                                       PRIVATE
                                                                     REAL ESTATE  PRIVATE
                                                         FIXED       INVESTMENT  INVESTMENT  COMMON
                                                     MATURITIES/(1)/    FUNDS      TRUSTS    EQUITY   TOTAL
                                                     --------------  ----------- ---------- -------  ------
                                                                          (IN MILLIONS)
Balance at January 1, 2012.......................... $            6  $        4  $     183  $    --  $  193
Actual return on plan assets:
 Relating to assets still held at December 31, 2012.             --          --         14       --      14
 Purchases/issues...................................             --          --         --       --      --
 Sales/settlements..................................             (1)         (1)        --       --      (2)
 Transfers into/out of Level 3......................             --          --         --       --      --
                                                     --------------  ----------  ---------  -------  ------
Balance at December 31, 2012........................ $            5  $        3  $     197  $    --  $  205
                                                     ==============  ==========  =========  =======  ======

Balance at January 1, 2011.......................... $            6  $       13  $     163  $    --  $  182
Actual return on plan assets:
 Relating to assets still held at December 31, 2011.             --           3         20       --      23
 Purchases/issues...................................             --          --         --        1       1
 Sales/settlements..................................             --         (12)        --       (1)    (13)
 Transfers into/out of Level 3......................             --          --         --       --      --
                                                     --------------  ----------  ---------  -------  ------
Balance at December 31, 2011........................ $            6  $        4  $     183  $    --  $  193
                                                     ==============  ==========  =========  =======  ======

  /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits' obligations at December 31, 2012 and 2011 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2012 and 2011.

                                                                           2012  2011
                                                                           ----  ----

Discount rates:
 Benefit obligation....................................................... 3.50% 4.25%
 Periodic cost............................................................ 4.25% 5.25%

Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%

Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $12 million, $13 million and $14 million for 2012, 2011 and 2010, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2013, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2012 and include benefits attributable to estimated future employee service.

                         PENSION
                        BENEFITS
                   --------------------
                      (IN MILLIONS)

2013.............. $                193
2014..............                  203
2015..............                  202
2016..............                  200
2017..............                  197
Years 2018 - 2022.                  936

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Management, in consultation with its actuarial advisors in respect of the Plan, has concluded the Health Acts have no material impact on the calculations on future benefit levels due to the caps on the Company subsidy. Any increases in plan cost, including those associated under the Excise Tax on high cost plans, are anticipated to be passed on to retirees.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million in 2011.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $194 million, $416 million and $199 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 16, 2012, under the terms of the AXA Performance Unit Plan 2012, AXA awarded approximately 2.3 million unearned performance units to employees of AXA Equitable. The extent to which 2012-2013 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled in cash on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 15, 2015. In 2012, the expense associated with the March 16, 2012 grant of performance units was approximately $11 million.

   On April 12, 2012, cash distributions of approximately $9 million were made to AXA Equitable active and former employees in settlement of 539,406 performance units, representing 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. The remaining earned performance units vest with continued service to March 19, 2013, the third anniversary of the date of grant, with limited exception for retirement, death, or disability, and will be valued using the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars at the Euro to U.S. dollar exchange rate on March 18, 2013. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of that settlement.

   On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units of approximately $11 million and $2 million, respectively.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $620,000, $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   For 2012, 2011 and 2010, the Company recognized compensation costs of $24 million, $2 million and $16 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2012 and 2011 was $58 million and $24 million, respectively. Approximately 4,968,118 outstanding performance units are at risk to achievement of 2012 performance criteria, primarily representing the grant of March 16, 2012 for which cumulative average 2012-2013 performance targets will determine the number of performance units earned and including one-half of the award granted on March 18, 2011.

   Option Plans. On March 16, 2012, approximately 900,790 options to purchase AXA ordinary shares were granted to AXA Equitable employees under the terms of the Stock Option Plan at an exercise price of 12.22 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 370,426 of the total options awarded on March 16, 2012 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 16, 2012 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.48 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 39.89%, a weighted average expected term of 5.6 years, an expected dividend yield of 7.54% and a risk-free interest rate of 1.8%. The total fair value of these options (net of expected forfeitures) of approximately $2 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2012, the expense associated with the March 16, 2012 grant of options was approximately $790,754.

   On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $1 million and $2 million, respectively.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $662,000, $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2012 follows:

                                                                          Options Outstanding
                                             ---------------------------------------------------------------------------
                                                                                                  AllianceBernstein Holding
                                                  AXA Ordinary Shares          AXA ADRs/(3)/               Units
                                             ---------------------------   ---------------------- ----------------------
                                                              Weighted                   Weighted                 Weighted
                                                Number        Average         Number     Average     Number       Average
                                              Outstanding     Exercise      Outstanding  Exercise  Outstanding    Exercise
                                             (In Millions)     Price       (In Millions)  Price   (In Millions)    Price
                                             ------------- -------------   ------------- -------- -------------  --------

Options outstanding at January 1, 2012......        18.1   (Euro)  19.40           7.6   $  18.47         9.0    $  39.63
Options granted.............................         1.2   (Euro)  12.68            --   $     --         0.1    $  14.58
Options exercised...........................        (0.1)  (Euro)  10.09          (1.1)  $  12.04          --    $     --
Options forfeited, net......................        (1.1)  (Euro)  19.46          (1.5)  $  18.19          --    $     --
Options expired.............................          --              --            --         --        (0.5)   $  32.34
                                              ----------                    ----------              ---------
Options Outstanding at December 31, 2012....        18.1   (Euro)  21.00           5.0   $  20.01         8.6    $  39.77
                                              ==========   =============    ==========   ========   =========    ========
Aggregate Intrinsic Value/(1)/..............               (Euro) -- /(2)/               $    1.1                $ -- /(2)/
                                                           =============                 ========                ========
Weighted Average Remaining Contractual Term
  (in years)................................        5.17                          1.62                    5.8
                                              ==========                    ==========              =========
Options Exercisable at December 31, 2012....        12.8   (Euro)  23.94           5.0   $  20.03         4.2       33.85
                                              ==========   =============    ==========   ========   =========    ========
Aggregate Intrinsic Value/(1)/..............               (Euro) -- /(2)/               $    1.1                $ -- /(2)/
                                                           =============                 ========                ========
Weighted Average Remaining Contractual Term
  (in years)................................        4.06                          1.60                    5.7
                                              ==========                    ==========              =========

  /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2012 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2012 was $14 million. The intrinsic value related to employee and financial professional exercises of stock options during 2012, 2011 and 2010 were $5 million, $3 million and $3 million, respectively, resulting in amounts currently deductible for tax purposes of $2 million, $1 million and $1 million, respectively, for the periods then ended. In 2012, 2011 and 2010, windfall tax benefits of approximately $2 million, $1 million and $1 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2012, AXA Financial held 534,628 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.22 per share, of which approximately 436,695 were designated to fund future exercises of outstanding stock options and approximately 97,933 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2012, 2011 and 2010, respectively.

                                                          AXA Ordinary Shares     AllianceBernstein Holding Units
                                                      --------------------------  ------------------------------
                                                        2012      2011     2010     2012     2011       2010
                                                      --------  -------  -------  -------  -------  ------------
Dividend yield.......................................     7.54%    7.00%    6.98%    6.20%    5.40%  7.2 - 8.2%
Expected volatility..................................    39.89%   33.90%    36.5%   49.20%   47.30% 46.2 - 46.6%
Risk-free interest rates.............................     1.80%    3.13%    2.66%    0.70%     1.9%  2.2 - 2.3%
Expected life in years...............................      5.6      6.4      6.4      6.0      6.0       6.0
Weighted average fair value per option at grant date. $   2.48  $  2.49  $  3.54  $  3.67  $  5.98  $       6.18

   For 2012, 2011 and 2010, the Company recognized compensation costs for employee stock options of $9 million, $26 million, and $16 million, respectively. As of December 31, 2012, approximately $2 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 0.8 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $13 million, $378 million and $149 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2012, approximately 19 million restricted shares and Holding units remain unvested. At December 31, 2012, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 4.0 years.

   The following table summarizes unvested restricted stock activity for 2012.

                                              WEIGHTED
                                  SHARES OF   AVERAGE
                                  RESTRICTED GRANT DATE
                                    STOCK    FAIR VALUE
                                  ---------- ----------
Unvested as of January 1, 2012...  243,572    $  30.22
Granted..........................   27,218    $  13.23
Vested...........................   93,789    $  30.93
Forfeited........................       --          --
                                   -------
Unvested as of December 31, 2012.  177,001    $  27.23
                                   =======

   Restricted stock vested in 2012, 2011 and 2010 had aggregate vesting date fair values of approximately $1 million, $2 million and $2 million, respectively.

   SARs. For 2012, 2011 and 2010, respectively, 352,158, 113,210 and 24,101
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2012, 2011 and 2010 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.05 -- 33.78 Euros, 10.71 -- 14.96 Euros and 15.43 Euros, respectively, as of the date of exercise. At December 31, 2012, 840,324 SARs were outstanding, having weighted average remaining contractual term of 7.0 years. The accrued value of SARs at December 31, 2012 and 2011 was $538,928 and $136,667, respectively, and recorded as liabilities in the consolidated balance sheets. For 2012, 2011 and 2010, the Company recorded compensation expense (credit) for SARs of $(402,262), $(87,759) and $(865,661), respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2012, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2012. Eligible employees could reserve a share purchase during the reservation period from August 31, 2012 through September 17, 2012 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from October 26, 2012 through October 31, 2012. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 24, 2012 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $12.29 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 17.19% formula discounted price of $12.71 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2012 which is July 2, 2017. All subscriptions became binding and irrevocable at October 31, 2012.

   The Company recognized compensation expense of $18 million in 2012, $9 million in 2011 and $17 million in 2010 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2012, 2011 and 2010 primarily invested under Investment Option B for the purchase of approximately 9 million, 9 million and 8 million AXA ordinary shares, respectively.

   AXA Miles Program. On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired. Half of each AXA Miles grant, or 25 AXA Miles, are further subject to vesting conditions based on achievement of improvements in specific AXA performance metrics. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2012, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $537,914.

   On July 1, 2007, under the terms of the AXA Miles Program 2007, AXA granted 50 AXA Miles to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011 and 2010, respectively, the Company recognized compensation expense of approximately $1 million and $2 million in respect of this grant of AXA Miles.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense for 2012, 2011 and 2010 was $1 million, $1 million and $0 million, respectively.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest in 2011.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AllianceBernstein engages in open-market purchases of AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2012 and 2011, AllianceBernstein purchased 15.7 million and 13.5 million Holding units for $238 million and $221 million respectively. These amounts reflect open-market purchases of 12.3 million and 11.1 million Holding units for $182 million and $192 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   AllianceBernstein granted to employees and Eligible Directors 12.1 million (including 8.7 million restricted Holding units granted in January 2012 for 2011 year-end awards) and 1.7 million restricted Holding awards during 2012 and 2011, respectively. To fund these awards, AllianceBernstein allocated previously repurchased Holding units that had been held in the consolidated rabbi trust.

   The 2012 and 2011 long-term incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, 6.5 million restricted Holding unit awards for the December 2012 awards and 8.7 million restricted Holding unit awards for the December 2011 awards were awarded and allocated as such within the consolidated rabbi trust in January 2013 and 2012, respectively. There were approximately 17.9 million and 12.0 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2012 and January 31, 2013, respectively. The purchases and issuances of Holding units resulted in an increase of $60 million and $54 million in Capital in excess of par value during 2012 and 2011, respectively, with a corresponding decrease of $60 million and $54 million in Noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $147 million, $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million) and $208 million for 2012, 2011 and 2010, respectively. The cost of the 2012 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly issued Holding units. As of December 31, 2012, 210,591 options to buy Holding units had been granted and 25 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 35 million Holding units were available for grant as of December 31, 2012.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan - AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                 2012       2011      2010
                               --------  ---------  -------
                                       (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $   (233) $      40  $   (34)
 Deferred (expense) benefit...      391     (1,338)    (755)
                               --------  ---------  -------
Total......................... $    158  $  (1,298) $  (789)
                               ========  =========  =======

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                               2012       2011       2010
                                             --------  ---------  ---------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $    (20) $  (1,443) $  (1,137)
Noncontrolling interest.....................       37        (36)        66
Separate Accounts investment activity.......       94         83         53
Non-taxable investment income (loss)........       24          8         15
Adjustment of tax audit reserves............       (2)        (7)       (13)
State income taxes..........................        7          7         (5)
AllianceBernstein Federal and foreign taxes.       10        (13)        (3)
Tax settlement..............................       --         84         99
ACMC conversion.............................       --         --        135
Other.......................................        8         19          1
                                             --------  ---------  ---------
Income tax (expense) benefit................ $    158  $  (1,298) $    (789)
                                             ========  =========  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during the third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, Inc. from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2012-2013 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                       DECEMBER 31, 2012   December 31, 2011
                                       ------------------ -------------------
                                       ASSETS LIABILITIES Assets Liabilities
                                       ------ ----------- ------ ------------
                                                   (IN MILLIONS)
Compensation and related benefits..... $  207 $        -- $  248 $         --
Reserves and reinsurance..............     --       2,419     --        3,060
DAC...................................     --         960     --          891
Unrealized investment gains or losses.     --         739     --          418
Investments...........................     --       1,137     --        1,101
Alternative minimum tax credits.......    157          --    242           --
Other.................................     --          57     79           --
                                       ------ ----------- ------ ------------
Total................................. $  364 $     5,312 $  569 $      5,470
                                       ====== =========== ====== ============

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2012, $245 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $92 million would need to be provided if such earnings were remitted.

   At December 31, 2012, the total amount of unrecognized tax benefits was $678 million, of which $522 million would affect the effective rate and $156 million was temporary in nature. At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2012 and 2011 were $105 million and $97 million, respectively. For 2012, 2011 and 2010, respectively, there were $4 million, $14 million and $10 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                2012       2011      2010
                                             ----------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1,....................... $      453  $    434  $    577
Additions for tax positions of prior years..        740       337       168
Reductions for tax positions of prior years.       (620)     (235)     (266)
Additions for tax positions of current year.         --         1         1
Settlements with tax authorities............         --       (84)      (46)
                                             ----------  --------  --------
Balance at December 31,..................... $      573  $    453  $    434
                                             ==========  ========  ========

   In 2012, the Internal Revenue Service commenced the examination of the 2006 and 2007 tax years. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                       DECEMBER 31,
                                                                             --------------------------------
                                                                                2012        2011       2010
                                                                             ----------  ---------  ---------
                                                                                       (IN MILLIONS)
Unrealized gains (losses) on investments.................................... $    1,352  $     772  $     406
Defined benefit pension plans...............................................     (1,056)    (1,082)    (1,008)
                                                                             ----------  ---------  ---------
Total accumulated other comprehensive income (loss).........................        296       (310)      (602)
                                                                             ----------  ---------  ---------
Less: Accumulated other comprehensive (income) loss attributable to
  noncontrolling interest...................................................         21         13         (8)
                                                                             ----------  ---------  ---------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable. $      317  $    (297) $    (610)
                                                                             ==========  =========  =========

   The components of OCI for the past three years follow:

                                                                                                 2012     2011    2010
                                                                                               --------  ------  ------
                                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year........................................ $  1,013  $  879  $  646
 (Gains) losses reclassified into net earnings (loss) during the year.........................       91      28     189
                                                                                               --------  ------  ------
Net unrealized gains (losses) on investments..................................................    1,104     907     835
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability
  loss recognition............................................................................     (524)   (541)   (376)
                                                                                               --------  ------  ------
Change in unrealized gains (losses), net of adjustments.......................................      580     366     459
Change in defined benefit pension plans.......................................................       26     (74)    (40)
                                                                                               --------  ------  ------
Total other comprehensive income (loss), net of income taxes..................................      606     292     419
Less: Other comprehensive (income) loss attributable to noncontrolling interest...............        8      21       7
                                                                                               --------  ------  ------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............................... $    614  $  313  $  426
                                                                                               ========  ======  ======

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2012, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2013 and the four successive years are $214 million, $208 million, $204 million, $199 million, $197 million and $1,409 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2013 and the four successive years is $22 million, $24 million, $24 million, $24 million, $25 million and $137 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2012 and 2011, respectively, AXA Equitable recorded $30 million and $55 million pre-tax charges related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                  DECEMBER 31,
                            ------------------------
                              2012     2011    2010
                            --------  ------  ------
                                  (IN MILLIONS)
Balance, beginning of year. $     44  $   11  $   20
Additions..................       54      79      13
Cash payments..............      (46)    (43)    (17)
Other reductions...........       --      (3)     (5)
                            --------  ------  ------
Balance, End of Year....... $     52  $   44  $   11
                            ========  ======  ======

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space.

   During 2012, AllianceBernstein completed a comprehensive review of its worldwide office locations and initiated a space consolidation plan. As a result, AllianceBernstein recorded pre-tax real estate charges of $223 million that reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2012, these arrangements include commitments by the Company to provide equity financing of $355 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2012. The Company had $328 million of commitments under existing mortgage loan agreements at December 31, 2012.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Arizona, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,635 million at December 31, 2012) and/or letters of credit ($2,626 million at December 31, 2012). Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2012, AllianceBernstein had funded $23 million of its revised commitment of $35 million.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest $25 million in the Real Estate Fund. As of December 31, 2012, AllianceBernstein had funded $9 million of this commitment.

   During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2012, AllianceBernstein had funded $8 million of this commitment.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. FMG LLC. The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford lawsuits, the parties and the Court agreed to consolidate the two lawsuits.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable is also under audit by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File ("DMF") or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed a number of reports with the NYSDFS related to its request. A number of life insurance industry companies have received a multistate targeted market conduct examination notice issued on behalf of various U.S. state insurance departments reviewing use of the DMF, claims processing and payments to beneficiaries. In December 2012, AXA Equitable received an examination notice on behalf of at least six insurance departments. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments, and the payment of examination costs. In addition, AXA Equitable, along with other life insurance industry companies, is subject to lawsuits that may be filed by state regulatory agencies or other litigants.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AllianceBernstein received a legal letter of claim (the "Letter of Claim") sent on behalf of a former European pension fund client, alleging that AllianceBernstein Limited (a wholly-owned subsidiary of AllianceBernstein organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to AllianceBernstein's initial investment in and management of a (Pounds)500 million portfolio of U.S. mortgage-backed securities. The alleged damages range between $177 million and $234 million plus compound interest on an alleged $125 million of realized losses in the portfolio. AllianceBernstein believes that it has strong defenses to these claims, which are set forth in AllianceBernstein's October 12, 2012 response to the Letter of Claim, and will defend this matter vigorously.

           ---------------------------------------------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These matters involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such matters. Some of these matters filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $469 million during 2013. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2012, 2011 and 2010, respectively, the Insurance Group's statutory net income (loss) totaled $602 million, $967 million and $(510) million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,178 million and $4,845 million at December 31, 2012 and 2011, respectively. In 2012, 2011 and 2010, respectively, AXA Equitable paid $362 million, $379 million and $300 million in shareholder dividends.

   At December 31, 2012, AXA Equitable, in accordance with various government and state regulations, had $81 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2013 will approximate $71 million.

   At December 31, 2012 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2012.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                    DECEMBER 31,
                                                                          --------------------------------
                                                                             2012        2011       2010
                                                                          ----------  ---------  ---------
                                                                                    (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $       64  $     824  $     685
Change in AVR............................................................        269       (211)      (291)
                                                                          ----------  ---------  ---------
Net change in statutory surplus, capital stock and AVR...................        333        613        394
Adjustments:
 Future policy benefits and policyholders' account balances..............       (508)      (270)       (61)
 DAC.....................................................................        142     (2,861)       981
 Deferred income taxes...................................................        798     (1,272)    (1,089)
 Valuation of investments................................................       (377)        16        145
 Valuation of investment subsidiary......................................       (306)       590        366
 Increase (decrease) in the fair value of the reinsurance contract asset.        497      5,941      2,350
 Pension adjustment......................................................        (41)       111         56
 Premiums and benefits ceded to AXA Arizona..............................       (126)      (156)    (1,099)
 Shareholder dividends paid..............................................        362        379        300
 Changes in non-admitted assets..........................................       (489)      (154)       (64)
 Other, net..............................................................       (190)       (10)       (55)
                                                                          ----------  ---------  ---------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $       95  $   2,927  $   2,224
                                                                          ==========  =========  =========

                                                                        DECEMBER 31,
                                                             ---------------------------------
                                                                2012        2011        2010
                                                             ---------  -----------  ---------
                                                                       (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,689  $     4,625  $   3,801
AVR.........................................................       489          220        431
                                                             ---------  -----------  ---------
Statutory surplus, capital stock and AVR....................     5,178        4,845      4,232
Adjustments:
 Future policy benefits and policyholders' account balances.    (3,642)      (2,456)    (2,015)
 DAC........................................................     3,728        3,545      6,503
 Deferred income taxes......................................    (5,330)      (5,357)    (4,117)
 Valuation of investments...................................     3,271        2,266      1,658
 Valuation of investment subsidiary.........................      (137)         231       (657)
 Fair value of reinsurance contracts........................    11,044       10,547      4,606
 Deferred cost of insurance ceded to AXA Arizona............     2,646        2,693      2,904
 Non-admitted assets........................................       467          510        761
 Issuance of surplus notes..................................    (1,525)      (1,525)    (1,525)
 Other, net.................................................      (264)        (459)      (521)
                                                             ---------  -----------  ---------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  15,436  $    14,840  $  11,829
                                                             =========  ===========  =========

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                               2012       2011        2010
                            ---------  ----------  ----------
                                      (IN MILLIONS)
SEGMENT REVENUES:
Insurance.................. $   6,443  $   15,140  $    8,511
Investment Management/(1)/.     2,738       2,750       2,959
Consolidation/elimination..       (21)        (18)        (29)
                            ---------  ----------  ----------
Total Revenues............. $   9,160  $   17,872  $   11,441
                            =========  ==========  ==========

  /(1)/Intersegment investment advisory and other fees of approximately $58 million, $56 million and $62 million for 2012, 2011 and 2010, respectively, are included in total revenues of the Investment Management segment.

                                                                             2012       2011       2010
                                                                          ---------  ----------  ---------
                                                                                   (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................ $    (132) $    4,284  $   2,846
Investment Management/(2)/...............................................       190        (164)       400
Consolidation/elimination................................................        --           4          2
                                                                          ---------  ----------  ---------
Total Earnings (Loss) from Continuing Operations, before Income Taxes.... $      58  $    4,124  $   3,248
                                                                          =========  ==========  =========

  /(2)/Net of interest expenses incurred on securities borrowed.

                               DECEMBER 31,
                           --------------------
                              2012       2011
                           ---------  ---------
                               (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $ 164,201  $ 153,099
Investment Management.....    12,647     11,811
Consolidation/elimination.        (5)        (2)
                           ---------  ---------
Total Assets.............. $ 176,843  $ 164,908
                           =========  =========

   In accordance with SEC regulations, securities with a fair value of $1,509 million and $1,240 million have been segregated in a special reserve bank custody account at December 31, 2012 and 2011, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2012 and 2011 are summarized below:

                                                                                THREE MONTHS ENDED
                                                                  ---------------------------------------------
                                                                  MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                                  --------  -------- ------------  ------------
                                                                                  (IN MILLIONS)
2012
Total Revenues................................................... $   (952) $  6,475 $      1,728  $      1,909
                                                                  ========  ======== ============  ============
Earnings (Loss) from Continuing Operations, Net of Income Taxes,
  Attributable to AXA Equitable.................................. $ (1,635) $  2,421 $       (241) $       (450)
                                                                  ========  ======== ============  ============
Net Earnings (Loss), Attributable to AXA Equitable............... $ (1,635) $  2,421 $       (241) $       (450)
                                                                  ========  ======== ============  ============

2011
Total Revenues................................................... $  1,311  $  3,402 $     10,858  $      2,301
                                                                  ========  ======== ============  ============
Earnings (Loss) from Continuing Operations, Net of Income Taxes,
  Attributable to AXA Equitable.................................. $   (572) $    741 $      2,824  $        (66)
                                                                  ========  ======== ============  ============
Net Earnings (Loss), Attributable to AXA Equitable............... $   (572) $    741 $      2,824  $        (66)
                                                                  ========  ======== ============  ============

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2013 TO THE CURRENT PROSPECTUSES AND SUPPLEMENTS TO THE PROSPECTUSES FOR:




..   ACCUMULATOR(R)
..   ACCUMULATOR(R) ELITE


..   ACCUMULATOR(R) PLUS
..   ACCUMULATOR(R) SELECT
..   ACCUMULATOR(R) SERIES

--------------------------------------------------------------------------------


This Supplement modifies certain information in the above-referenced prospectuses, supplements to prospectuses and statements of additional information (together the "Prospectus") offered by AXA Equitable Life Insurance Company ("AXA Equitable"). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.


The purpose of this Supplement is to provide you with information regarding certain Portfolio substitutions. The Portfolios discussed below may not be available in all contracts. Please note the following:

1. CHANGES TO PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ ADVISORS TRUST

A. PORTFOLIO SUBSTITUTIONS -- COMBINATION OF CERTAIN VARIABLE INVESTMENT OPTIONS


Beginning on or about June 21, 2013, interests in certain variable investment options (the ''surviving options'') will replace interests in current variable investment options (the ''replaced options''), as listed in the table below. We will move the assets from each replaced option into the applicable surviving option at relative net asset value. We will also automatically direct any contributions made to a replaced option to the applicable surviving option. Any allocation election to a replaced option will be considered as an allocation election to the applicable surviving option. In addition, if you are enrolled in any optional rebalancing program, any election to rebalance with respect to a replaced option will be considered as a rebalancing election to the applicable surviving option.


You may transfer your account value among the investment options, as usual. These transfers will not count against the limit (if any) on the number of transfers permitted under your contract. However, we may impose restrictions on transfers to prevent or limit disruptive transfer and other ''market timing'' activities by contract owners or agents of contract owners as more fully described in "Disruptive transfer activity" under "Transferring your money among investment options." Any contract value remaining in a replaced option on the substitution date will be transferred to the corresponding surviving option. Please note that AXA Equitable will bear all expenses related to the substitutions, and it will have no tax consequences for you. Please contact the customer service center referenced in your Prospectus for more information about these options and for information on how to transfer your contract value.

The following is a list of each Replaced Portfolio(s) and its Surviving
Portfolio.


-------------------------------------------------------------------------------
 REPLACED (CURRENT)   SURVIVING (NEW)                     EFFECTIVE ON OR
 PORTFOLIO NAME(S)    PORTFOLIO NAME                      ABOUT:
-------------------------------------------------------------------------------
Multimanager Mid Cap  AXA Tactical Manager 400/(1)/       July 19, 2013
Growth
-------------------------------------------------------------------------------
Multimanager Small    AXA Tactical Manager 2000/(1)/      July 12, 2013
Cap Growth
Multimanager Small
Cap Value
-------------------------------------------------------------------------------
EQ/PIMCO Ultra Short  EQ/AllianceBernstein Short Duration July 19, 2013
Bond                  Government Bond/(1)/
-------------------------------------------------------------------------------
EQ/Global Bond PLUS   EQ/Core Bond Index                  July 26, 2013
Multimanager
Multi-Sector Bond
-------------------------------------------------------------------------------
EQ/Oppenheimer Global EQ/Global                           July 19, 2013
                      Multi-Sector Equity
-------------------------------------------------------------------------------
EQ/MFS International  EQ/International                    June 21, 2013
Growth                Core PLUS
Multimanager
International Equity
-------------------------------------------------------------------------------
EQ/Capital Guardian   EQ/Large Cap Core                   June 21, 2013
Research              PLUS
EQ/Davis New York
Venture
EQ/Lord Abbett Large
Cap Core
EQ/UBS Growth and
Income
Multimanager Large
Cap Core Equity
-------------------------------------------------------------------------------



                   IF
                   Accum Pre '02 - Accum 7.5                            #485412

-------------------------------------------------------------------------------
 REPLACED (CURRENT)        SURVIVING (NEW) PORTFOLIO
 PORTFOLIO NAME(S)         NAME                       EFFECTIVE ON OR ABOUT:
-------------------------------------------------------------------------------
Multimanager Aggressive    EQ/Large Cap Growth PLUS   July 12, 2013
Equity
EQ/Equity Growth PLUS
EQ/Montag & Caldwell
Growth
-------------------------------------------------------------------------------
EQ/T. Rowe Price Growth    EQ/Large Cap Growth PLUS   June 21, 2013
Stock
EQ/Wells Fargo Omega
Growth
-------------------------------------------------------------------------------
EQ/BlackRock Basic Value   EQ/Large Cap Value PLUS    July 26, 2013
Equity
EQ/Boston Advisors Equity
Income
EQ/JPMorgan Value
Opportunities
EQ/Van Kampen Comstock
Multimanager Large Cap
Value
-------------------------------------------------------------------------------
Multimanager Mid Cap Value EQ/Mid Cap Value PLUS      July 19, 2013
-------------------------------------------------------------------------------
Multimanager Core Bond     EQ/Quality Bond PLUS       July 19, 2013
-------------------------------------------------------------------------------


          (1)The Surviving Portfolio is new to your contract and will be added on May 20, 2013. However, the substitution will occur on the date listed in the chart above.



B. THE FOLLOWING INFORMATION REPLACES THE FIRST SENTENCE OF THE SIXTH PARAGRAPH AND THE LIST OF VARIABLE INVESTMENT OPTIONS IN THE "INVESTMENT OPTIONS"
   SECTION IN YOUR PROSPECTUS SUPPLEMENT OR THE "PORTFOLIOS OF THE TRUSTS" SECTION UNDER "CONTRACT FEATURES AND BENEFITS" IN YOUR PROSPECTUS. THE PROSPECTUSES FOR THE TRUSTS CONTAIN OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING.

PORTFOLIOS OF THE TRUSTS

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the AXA Tactical Manager Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high.



----------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP                                                                  INVESTMENT MANAGER
 TRUST CLASS B                                                                    (OR SUB-ADVISER(S), AS
 SHARES PORTFOLIO NAME    OBJECTIVE                                               APPLICABLE)
----------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION Seeks to achieve long-term capital appreciation.        .   AXA Equitable
                                                                                      Funds Management Group,
                                                                                      LLC
----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE          Seeks to achieve a high level of current income.        .   AXA Equitable
  ALLOCATION                                                                          Funds Management Group,
                                                                                      LLC
----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS     Seeks to achieve current income and growth of capital,  .   AXA Equitable
  ALLOCATION              with a greater emphasis on current income.                  Funds Management Group,
                                                                                      LLC
----------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION   Seeks to achieve long-term capital appreciation and     .   AXA Equitable
                          current income.                                             Funds Management Group,
                                                                                      LLC
----------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS         Seeks to achieve long-term capital appreciation and     .   AXA Equitable
  ALLOCATION              current income, with a greater emphasis on capital          Funds Management Group,
                          appreciation.                                               LLC
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY   Seeks to achieve long-term growth of capital.           .   Allianz Global Investors
                                                                                      US LLC
                                                                                  .   AXA Equitable Funds
                                                                                      Management Group, LLC
                                                                                  .   SSgA Funds Management,
                                                                                      Inc.
                                                                                  .   Wellington Management
                                                                                      Company, LLP
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                            INVESTMENT MANAGER
 EQ ADVISORS TRUST CLASS                                                                    (OR SUB-ADVISER(S), AS
 IB SHARES PORTFOLIO NAME  OBJECTIVE                                                        APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400   Seeks to achieve long-term growth of capital with an             .   AllianceBernstein L.P.
                           emphasis on risk-adjusted returns and managing volatility        .   AXA Equitable Funds
                           in the Portfolio.                                                    Management Group, LLC
                                                                                            .   BlackRock Investment
                                                                                                Management, LLC
--------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 2000  Seeks to achieve long-term growth of capital with an             .   AllianceBernstein L.P.
                           emphasis on risk-adjusted returns and managing volatility        .   AXA Equitable Funds
                           in the Portfolio.                                                    Management Group, LLC
                                                                                            .   BlackRock Investment
                                                                                                Management, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN       Seeks to achieve a balance of current income and capital         .   AllianceBernstein, L.P.
  SHORT DURATION           appreciation, consistent with a prudent level of risk.
  GOVERNMENT BOND
--------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN       Seeks to achieve long-term growth of capital.                    .   AllianceBernstein L.P.
  SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL      Seeks to achieve long-term total return with an emphasis         .   AXA Equitable Funds
  CAP VALUE CORE           on risk-adjusted returns and managing volatility in the              Management Group, LLC
                           Portfolio.                                                       .   BlackRock Investment
                                                                                                Management, LLC
                                                                                            .   Franklin Advisory
                                                                                                Services, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY        Seeks to achieve long-term capital appreciation.                 .   Calvert Investment
  RESPONSIBLE                                                                                   Management Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX      Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
                           approximates the total return performance of the Russell
                           3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX         Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
                           approximates the total return performance of the Barclays            Management Group, LLC
                           Intermediate U.S. Government/Credit Index, including             .   SSgA Funds Management,
                           reinvestment of dividends, at a risk level consistent with that      Inc.
                           of the Barclays Intermediate U.S. Government/Credit Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX        Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
                           approximates the total return performance of the S&P 500
                           Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED  Seeks to maximize income while maintaining prospects             .   AXA Equitable Funds
                           for capital appreciation with an emphasis on risk-adjusted           Management Group, LLC
                           returns and managing volatility in the Portfolio.                .   BlackRock Investment
                                                                                                Management, LLC
                                                                                            .   Franklin Advisers, Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON      Primarily seeks capital appreciation and secondarily seeks       .   AXA Equitable Funds
  ALLOCATION               income.                                                              Management Group, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND       Seeks to achieve capital appreciation.                           .   GAMCO Asset Management,
  ACQUISITIONS                                                                                  Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY     Seeks to maximize capital appreciation.                          .   GAMCO Asset Management,
  VALUE                                                                                         Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR     Seeks to achieve long-term capital appreciation with an          .   AXA Equitable Funds
  EQUITY                   emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                           in the Portfolio.                                                .   BlackRock Investment
                                                                                                Management, LLC
                                                                                            .   Morgan Stanley Investment
                                                                                                Management Inc.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                            INVESTMENT MANAGER
 EQ ADVISORS TRUST CLASS                                                                    (OR SUB-ADVISER(S), AS
 IB SHARES PORTFOLIO NAME  OBJECTIVE                                                        APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE            Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
  GOVERNMENT BOND          approximates the total return performance of the Barclays            Management Group, LLC
                           Intermediate U.S. Government Bond Index, including               .   SSgA Funds Management,
                           reinvestment of dividends, at a risk level consistent with that      Inc.
                           of the Barclays Intermediate U.S. Government Bond Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE      Seeks to achieve long-term growth of capital with an             .   AXA Equitable Funds
  PLUS                     emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                           in the Portfolio.                                                .   BlackRock Investment
                                                                                                Management, LLC
                                                                                            .   Hirayama Investments, LLC
                                                                                            .   WHV Investment Management
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY    Seeks to achieve a total return (before expenses) that           .   AllianceBernstein L.P.
  INDEX                    approximates the total return performance of a composite
                           index comprised of 40% DJ EURO STOXX 50 Index, 25%
                           FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX
                           200 Index, including reinvestment of dividends, at a risk
                           level consistent with that of the composite index.
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL VALUE     Seeks to provide current income and long-term growth of          .   AXA Equitable Funds
  PLUS                     income, accompanied by growth of capital with an                     Management Group, LLC
                           emphasis on risk-adjusted returns and managing volatility        .   BlackRock Investment
                           in the Portfolio.                                                    Management, LLC
                                                                                            .   Northern Cross, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS     Seeks to achieve long-term growth of capital with an             .   AXA Equitable Funds
                           emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                           in the Portfolio.                                                .   BlackRock Investment
                                                                                                Management, LLC
                                                                                            .   Institutional Capital LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX  Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
                           approximates the total return performance of the
                           Russell 1000 Growth Index, including reinvestment of
                           dividends at a risk level consistent with that of the Russell
                           1000 Growth Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS   Seeks to provide long-term capital growth with an                .   AXA Equitable Funds
                           emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                           in the Portfolio.                                                .   BlackRock Investment
                                                                                                Management, LLC
                                                                                            .   Marsico Capital
                                                                                                Management, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX   Seeks to achieve a total return before expenses that             .   SSgA Funds Management,
                           approximates the total return performance of the                     Inc.
                           Russell 1000 Value Index, including reinvestment of
                           dividends, at a risk level consistent with that of the Russell
                           1000 Value Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS    Seeks to achieve long-term growth of capital with an             .   AllianceBernstein L.P.
                           emphasis on risk-adjusted returns and managing volatility        .   AXA Equitable Funds
                           in the Portfolio.                                                    Management Group, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX           Seeks to achieve a total return before expenses that             .   SSgA Funds Management,
                           approximates the total return performance of the S&P Mid             Inc.
                           Cap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P Mid Cap 400 Index.

--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                        INVESTMENT MANAGER
 EQ ADVISORS TRUST CLASS                                                                (OR SUB-ADVISER(S), AS
 IB SHARES PORTFOLIO NAME  OBJECTIVE                                                    APPLICABLE)
----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS      Seeks to achieve long-term capital appreciation with an      .   AXA Equitable Funds
                           emphasis on risk adjusted returns and managing volatility        Management Group, LLC
                           in the Portfolio.                                            .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Wellington Management
                                                                                            Company, LLP
----------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET            Seeks to obtain a high level of current income, preserve     .   The Dreyfus Corporation
                           its assets and maintain liquidity.
----------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID      Seeks to achieve capital growth.                             .   Morgan Stanley Investment
  CAP GROWTH                                                                                Management Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP        Seeks to achieve capital appreciation, which may             .   AXA Equitable Funds
  EQUITY                   occasionally be short-term, with an emphasis on risk             Management Group, LLC
                           adjusted returns and managing volatility in the Portfolio.   .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Franklin Mutual Advisers,
                                                                                            LLC
----------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS       Seeks to achieve high current income consistent with         .   AllianceBernstein L.P.
                           moderate risk to capital.
----------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX     Seeks to replicate as closely as possible (before expenses)  .   AllianceBernstein L.P.
                           the total return of the Russell 2000 Index.
----------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL        Seeks to achieve long-term capital growth with an            .   AXA Equitable Funds
  EQUITY                   emphasis on risk adjusted returns and managing volatility        Management Group, LLC
                           in the Portfolio.                                            .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Templeton Investment
                                                                                            Counsel, LLC
----------------------------------------------------------------------------------------------------------------------



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.


C. IMPORTANT INFORMATION ABOUT THE EFFECTIVE ANNUAL ROLL-UP RATE CREDITED TO YOUR GUARANTEED MINIMUM DEATH BENEFIT BASE AND GUARANTEED MINIMUM INCOME BENEFITS BASE

   For the purposes of calculating any applicable guaranteed minimum death benefit base or guaranteed minimum income benefit base (hereinafter, "benefit base") that is computed based on an annual roll-up rate, the effective annual roll-up rate credited to your benefit base for each surviving option will not be less than the replaced option. For more information about these benefits, please see "Contract features and benefits" in your Prospectus, or your contract, or consult with your financial professional.

            ACCUMULATOR(R) SERIES IS ISSUED BY AND IS A REGISTERED
     SERVICE MARK OF AXA EQUITABLE LIFE INSURANCE COMPANY (AXA EQUITABLE).

   CO-DISTRIBUTED BY AFFILIATES AXA ADVISORS, LLC AND AXA DISTRIBUTORS, LLC
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104

   COPYRIGHT 2013 AXA EQUITABLE LIFE INSURANCE COMPANY. ALL RIGHTS RESERVED.
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104
                                (212) 554-1234

                                    PART C

                               OTHER INFORMATION

Item 24.Financial Statements and Exhibits.

        (a) The following Financial Statements are included in Part B of the Registration Statement:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 45 and Separate Account No. 49 are included in the Statement of Additional Information.

        (b)     Exhibits.

                The following exhibits correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:

        1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, incorporated by reference to Exhibit 1 to the Registration Statement on Form N-4 (File No. 333-05593), filed June 10, 1996.

        2.      Not applicable.

        3.      (a)       Distribution Agreement, dated as of January 1, 1998
                          by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5,
                          2011.

                (a)(i) First Amendment dated as of January 1, 2001 to the Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

                (a)(ii) Second Amendment dated as of January 1, 2012 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors LLC incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on
                          April 24, 2012.

                (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement (File No. 333-31131) on April 19, 2001.

                (c) Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000 previously filed with this Registration Statement (File No. 333-31131) on April 19, 2001.

                (d) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement (File No. 2-30070) on April 19, 2004, and incorporated herein by reference.

                (d)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File
                          No. 333-05593) filed on April 24, 2012.

                (d)(ii) Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No.333-05593) filed on April 24, 2012.

                (d)(iii) Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of
                          January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

          (d)(iv) Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of
                     January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

          (d)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of
                     January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on
                     April 24, 2012.

          (d)(vi) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                     January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

          (d)(vii) Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                     January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

          (d)(viii) Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of
                     January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

          (d)(ix) Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

           (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

           (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.(j) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

         4.      (a)      Form of group annuity Contract no. 1050-94IC,
                          incorporated herein by reference to Exhibit 4(a) to the Registration Statement on Form N-4 (File No.
                          33-83750), filed February 27, 1998.

                 (b) Forms of group annuity Certificate nos. 94ICA and 94ICB, incorporated herein by reference to Exhibit 4(b) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

                 (c) Forms of Endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC and data pages nos. 94ICA/BIM and 94ICA/BMVA, incorporated herein by reference to Exhibit 4(c) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

                 (d) Form of Endorsement no. 95ENLCAI to contract no. 1050-94IC and data pages no. 94ICA/BLCA, incorporated herein by reference to Exhibit 4(e) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

                 (e)      Forms of Data Pages for Equitable Accumulator Select
                          (IRA) and Equitable Accumulator Select (NQ), previously filed with this Registration Statement (File No. 333-31131) on July 11, 1997.

                 (f)      Forms of Data Pages for Equitable Accumulator Select
                          (IRA) and Equitable Accumulator Select (NQ), previously filed with this Registration Statement No. 333-31131 on December 31, 1997.

                 (g) Form of Endorsement No. 98ENJONQI to Contract Form No. 1050-941C and the Certificates under the Contract, previously filed with this Registration Statement No. 333-31131 on December 31, 1997.

                 (h) Form of Endorsement No. 98ROTH to Contract Form No. 1050-94IC and the Certificate under the Contract, previously filed with this Registration Statement on Form N-4 (File No. 333-31131) on December 30, 1997.

                 (i) Form of Custodial Owned Roth Endorsement No. 98COROTH to Contract No. 1050-94IC, previously filed with this Registration Statement No. 333-31131 on May 1, 1998.

                 (j) Form of Defined Benefit Endorsement No. 98ENDBQPI to Contract No. 1050-94IC, previously filed with this Registration Statement No. 333-31131 on May 1, 1998.

                 (k) Form of Data Pages for Equitable Accumulator Select TSA, previously filed with this Registration Statement No. 333-31131 on May 22, 1998.

                 (l) Form of Endorsement applicable to TSA Certificates, incorporated by reference to Exhibit 4(t) to Registration Statement No. 333-05593, filed May 22, 1998.

                 (m) Form of Enrollment Form/Application for Equitable Accumulator Select (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-31131 on November 30, 1998.

                 (n) Form of Data Pages (as revised) for Equitable Accumulator Select (IRA, NQ, QP, and TSA), previously filed with this Registration Statement No. 333-31131 on December 28, 1998.

                 (o) Form of Endorsement No. 98ENIRAI-IM to Contract No. 1050-94IC and the Certificates under the Contract, previously filed with this Registration Statement on December 28, 1998.

                 (p) Form of Data Pages for Equitable Accumulator Select (IRA,NQ, QP and TSA), previously filed with this Registration Statement, File No. 333-31131 on
                          April 25, 2000.

                 (q) Form of endorsement for Beneficiary Continuation option (Form No. 2000ENIRAI-IM) to be used with IRA certificates previously filed with this Registration Statement No. 333-31131 on April 25, 2000.

                 (r) Form of Data Pages for Equitable Accumulator Select baseBUILDER previously filed with this Registration Statement No. 333-31131 on April 25, 2000.

                 (s) Form of Endorsement applicable to Roth IRA Contracts, Form No. IMROTHBCO-1 previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (t) Revised Form of Endorsement applicable to IRA Certificates, Form No. 2000ENIRAI-IM previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (u) Form of Endorsement applicable to Non-Qualified Certificates, Form No. 99ENNQ-G previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (v) Form of Optional Death Benefit Rider, Form No. 2000 PPDB previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (w) Revised Form of Data Pages for Equitable Accumulator Select (Rollover IRA, Roth Conversion, NQ, QP-Defined Contribution, QP-Defined Benefit, TSA) previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (x) Form of Amendment to Certificate Form No. 94ICB, Form No. 2000 BENE-G previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (y) Form of Endorsement (No. 2001 ENJONQ) applicable to Non-Qualified Certificates previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (z) Form of Endorsement applicable to twelve month dollar cost averaging, No. 2002DCA-MM previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (a)(a) Form of Data Pages for Accumulator Select, Form No. 94ICA/B previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (b)(b) Form of Data pages No. 94ICA/B previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (c)(c) Form of Endorsement applicable to Fixed Maturity Options, No. 2002FMO previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (d)(d) Form of Optional Death Benefit Rider, Form No. 2002PPDB previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (e)(e) Form of Guaranteed Minimum Income Benefit Rider, Form No. 2002GMIB previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (f)(f) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% or AR previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (g)(g) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% Rollup previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (h)(h) Form of Guaranteed Death Benefit Rider, Form No. 2002GMDB-AR previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (i)(i) Form of Data Page for Accumulator Select, Form No. 2002DPSelect previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (j)(j) Form of Data Pages, Form No. 2002DP previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (k)(k) Form of Endorsement applicable to EGTRRA, Form No. 2002EGTRRA previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (l)(l) Form of Endorsement applicable to Money Market Dollar Cost Averaging, Form No. 2002DCA-MM previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (m)(m) Form of Endorsement applicable to fixed maturity options, Form No. 2002FMO previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (n)(n) Form of Protection Plus Optional Death Benefit Rider, Form No. 2002PPDB previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (o)(o) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002MDB-6%orAR previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (p)(p) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% Rollup previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (q)(q) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-AR previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (r)(r) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMIB-6%Rollup previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (s)(s) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMIB previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (t)(t) Form of Endorsement (No. 2002 NQBCO) applicable to non-qualified contract/certificates with beneficiary continuation option, incorporated herein by reference to Exhibit No. 4(a)(c) to the Registration Statement (File No. 333-05593) filed on April 23, 2003.

                 (u)(u) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), annual ratchet to age 85, incorporated herein by reference to Exhibit No. 4(a)(d) to the Registration Statement (File No. 333-05593) filed on April 23, 2003.

                 (v)(v) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), [6%] Rollup to age 85, incorporated herein by reference to Exhibit No. 4(a)(e) to the Registration Statement (File No. 333-05593) filed on April 23, 2003.

                 (w)(w) Form of Guaranteed Minimum Death Benefit Rider, (No. 2002 GMDB-6% or AR) greater of [6%] Rollup to Age [85] GMDB or Annual Ratchet to age [85] GMDB, incorporated herein by reference to Exhibit No. 4(a)(f) to the Registration Statement (File No. 333-05593) filed on April 23, 2003.

                 (x)(x) Form of Guaranteed Minimum Income Benefit Rider (also known as the Living Benefit), (No. 2002
                          GMIB), incorporated herein by reference to Exhibit No. 4(a)(g) to the Registration Statement (File No. 333-05593) filed on April 23, 2003.

                (y)(y) Form of Protection Plus Optional Death Benefit Rider (No. 2002 PPDB), incorporated herein by reference to Exhibit No. 4(a)(h) to the Registration Statement (File No. 333-05593) filed on April 23, 2003.

                (z)(z) Form of GIO Select Transfer/Allocation Restrictions (No. 2002 DP (GIA/SEL)). Filed with this Registration Statement File No. 333-31131 on
                           April 24, 2003.

                (a)(a)(a) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB-RUorAR) Greater of [5%] Rollup to age [85] GMDB or Annual Ratchet to Age [85] GMDB, incorporated herein by reference to Exhibit 4(a)(i) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (b)(b)(b) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB-AR) Annual Ratchet to Age [85], incorporated herein by reference to Exhibit 4(a)(j) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (c)(c)(c) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2003 GMIB) (also known as the Living Benefit), incorporated herein by reference to
                           Exhibit 4(a)(k) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (d)(d)(d)  Form of Protection Plus Optional Death Benefit
                           Rider (No. 2003PPDB), incorporated herein by reference to Exhibit 4(a)(l) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (e)(e)(e) Form of Enhanced Guaranteed Principal Benefit ("Enhanced GPB") Rider (No. 2003 GPB), incorporated herein by reference to Exhibit 4(a)(m) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (f)(f)(f) Form of Spousal Protection Rider applicable to [Non-Qualified][Certificate/Contract]s (No. 2003
                           SPPRO), incorporated herein by reference to Exhibit 4(a)(n) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (g)(g)(g) Form of Data Pages (No. 2003 DPTOBCO), incorporated herein by reference to Exhibit 4(a)(o) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (h)(h)(h) Form of Data Pages (No. 2003DP), incorporated herein by reference to Exhibit 4(a)(p) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (i)(i)(i) Form of Data Pages (No. 2003DPSelect). Filed with this Registration Statement File No. 333-31131 on May 8, 2003.

                (j)(j)(j) Form of Data Pages (Inherited IRA) (No. 2003 DPTOBCO-Select). Filed with this Registration Statement File No. 333-31131 on May 8, 2003.

                (k)(k)(k) Form of Guaranteed Withdrawal Benefit ("GWB") Rider (No. 2004 GWB-A), incorporated by reference to Exhibit No. 4(a)(r) to Registration Statement File No. 333-05593, Filed May 3, 2004.

                (l)(l)(l) Form of Guaranteed Withdrawal Benefit ("GWB") Rider (No. 2004 GWB-B), incorporated by reference to Exhibit No. 4(a)(s) to Registration Statement File No. 333-05593, Filed May 3, 2004.

                (m)(m)(m) Form of Data Pages (2004DPGWB dated May 1, 2004), incorporated by reference to Exhibit No. 4(a)(t) to Registration Statement File No. 333-05593, Filed May 3, 2004.

                (n)(n)(n) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-A (rev 2/05)) incorporated herein by reference to
                           Exhibit 4(a)(u) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                (o)(o)(o) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-B (rev 2/05)) incorporated herein by reference to
                           Exhibit 4(a)(v) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                (p)(p)(p) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-A1 (rev 2/05)) incorporated herein by reference to
                           Exhibit 4(a)(w) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                (q)(q)(q) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-B1 (rev 2/05)) incorporated herein by reference to
                           Exhibit 4(a)(x) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                (r)(r)(r) Form of Change of Ownership Endorsement (2004COO) incorporated herein by reference to Exhibit 4(a)(y) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                (s)(s)(s) Form of Endorsement Applicable to TSA Contracts (2004TSA) incorporated herein by reference to
                           Exhibit 4(a)(z) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                (t)(t)(t) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2003 GMIB revised 11/05 NLG) (also known as the Living Benefit) incorporated herein by reference to Exhibit 4.(a)(a)(a) to Registration Statement File No. 333-05593 on Form N-4, filed on October 14, 2005.

                (u)(u)(u) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2003 GMIB revised 11/05 OPR) (also known as the Living Benefit) incorporated herein by reference to Exhibit 4.(b)(b)(b) to Registration Statement File No. 333-05593 on Form N-4, filed on October 14, 2005.

                (v)(v)(v) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB revised 11/05 OPR) (Greater of 6% Roll up to Age 85 GMDB or Annual Ratchet to Age 85 GMDB) incorporated herein by reference to
                           Exhibit 4.(c)(c)(c) to Registration Statement File No. 333-05593 on Form N-4, filed on October 14, 2005.

                (w)(w)(w) Form of flexible premium deferred fixed and variable annuity contract No. 2006BASE-I-B, incorporated herein by reference to Exhibit 4.(d)(d)(d) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (x)(x)(x) Form of flexible premium deferred fixed and variable annuity contract No.2006BASE-I-A, incorporated herein by reference to Exhibit 4.(e)(e)(e) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (y)(y)(y) Form of Data Page No. 2006GWB DP, incorporated herein by reference to Exhibit 4. (f)(f)(f) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (z)(z)(z) Form of Data Page No. 2006DP, incorporated herein by reference to Exhibit 4.(g)(g)(g) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (a)(a)(b) Form of Data Page No. 2006DPTOBCO, incorporated herein by reference to Exhibit 4.(h)(h)(h) to the Registration Statement (File No.333-05593), filed June 14, 2006.

              (a)(a)(c) Form of Endorsement No.2006TSA-GWB, incorporated herein by reference to Exhibit 4.(i)(i)(i) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (a)(a)(d) Form of Endorsement No.2006CRT, incorporated herein by reference to Exhibit 4.(j)(j)(j) to the Registration Statement (File No. 333-05593), filed June 14, on May 15, 2007.

              (a)(a)(e) Form of Endorsement No.2006FMO, incorporated herein by reference to Exhibit 4.(k)(k)(k) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (a)(a)(f) Form of Endorsement No.2006IRA-ACC, incorporated herein by reference to Exhibit 4.(l)(l)(l) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (a)(a)(g) Form of Endorsement No.2006IRA-GWB, incorporated herein by reference to Exhibit 4.(m)(m)(m) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (a)(a)(h) Form of Endorsement No.2006NQ-ACC, incorporated herein by reference to Exhibit 4.(n)(n)(n) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (a)(a)(i) Form of Endorsement No.2006NQ-GWB, incorporated herein by reference to Exhibit 4.(o)(o)(o) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (a)(a)(j) Form of Endorsement No.2006QP-ACC, incorporated herein by reference to Exhibit 4.(p)(p)(p) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (a)(a)(k) Form of Endorsement No.2006QP-GWB, incorporated herein by reference to Exhibit 4.(q)(q)(q) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (a)(a)(l) Form of Endorsement No.2006ROTH-ACC, incorporated herein by reference to Exhibit 4.(r)(r)(r) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (a)(a)(m) Form of Endorsement No.2006ROTH-GWB, incorporated herein by reference to Exhibit 4.(s)(s)(s) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (a)(a)(n) Form of Endorsement No.2006TSA-ACC, incorporated herein by reference to Exhibit 4.(t)(t)(t) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (a)(a)(o) Form of Endorsement No.2006INHIRA-ACC, incorporated herein by reference to Exhibit4.(u)(u)(u) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

              (a)(a)(p)  Form of Endorsement No. 2006INHROTH-ACC,
                           incorporated herein by reference to Exhibit
                           4.(v)(v)(v) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(q) Form of Rider No. 2006GWB, incorporated herein by reference to Exhibit 4.(w)(w)(w) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(r) Form of Rider No. 2006EEB, incorporated herein by reference to Exhibit 4.(x)(x)(x) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(s) Form of Rider No. 2006GMAB, incorporated herein by reference to Exhibit 4. (y)(y)(y) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(t) Form of Rider No. 2006GMDB-AR, incorporated herein by reference to Exhibit 4.(z)(z)(z) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(u) Form of Rider No. 2006GMDB-GR, incorporated herein by reference to Exhibit 4.(a)(a)(b) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(v) Form of Rider No. 2006GMDBOPR, incorporated herein by reference to Exhibit 4.(a)(a)(c) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(w) Form of Rider No. 2006GMIB, incorporated herein by reference to Exhibit 4.(a)(a)(d) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(x) Form of Rider No. 2006GMIBOPR, incorporated herein by reference to Exhibit 4.(a)(a)(e) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(y) Form of Data Page No. 2006DPSelect, as previously filed with this Registration Statement File No. 333-31131, filed June 15, 2006.

                (a)(a)(z) Form of Contract for Individual Fixed and Variable Annuity (2007DPSelect), filed with this Registration Statement (File No. 333-31131) on
                           May 15, 2007.

                (a)(b)(a) Form of Endorsement for Individual Fixed and Variable Annuity (2007MMDCA), filed with this Registration Statement (File No. 333-31131) on May 15, 2007.

                (a)(b)(b) Form of Data Page for Individual Fixed and Variable Annuity (2007DP), incorporated herein by reference to Exhibit 4 (a)(a)(g) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(c) Form of Data Page for Individual Fixed and Variable Annuity (2007GWBL DP), incorporated herein by reference to Exhibit 4 (a)(a)(h) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(d) Form of Data Page for Individual Fixed and Variable Annuity (2007DPTOBCO), incorporated herein by reference to Exhibit 4 (a)(a)(i) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(e) Form of Rider for Individual Fixed and Variable Annuity (2007GMIB), incorporated herein by reference to Exhibit 4 (a)(a)(n) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(f) Form of Rider for Individual Fixed and Variable Annuity (2007GMIBOPR), incorporated herein by reference to Exhibit 4 (a)(a)(o) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(g) Form of Rider for Individual Fixed and Variable Annuity (2007GMIBOPR-R), incorporated herein by reference to Exhibit 4 (a)(a)(p) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(h) Form of Rider for Individual Fixed and Variable Annuity (2007GMDB-GR-6), incorporated herein by reference to Exhibit 4 (a)(a)(q) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(i) Form of Rider for Individual Fixed and Variable Annuity (2007GMDB-GR-3), incorporated herein by reference to Exhibit 4 (a)(a)(r) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(j) Form of Rider for Individual Fixed and Variable Annuity (2007GMDBOPR), incorporated herein by reference to Exhibit 4 (a)(a)(s) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(k) Form of Rider for Individual Fixed and Variable Annuity (2007GMDB-AR), incorporated herein by reference to Exhibit 4 (a)(a)(t) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(l) Form of Rider for Individual Fixed and Variable Annuity (2006GWB - rev 5-07 NQ), incorporated herein by reference to Exhibit 4 (a)(a)(u) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(m) Form of Endorsement for Individual Fixed and Variable Annuity (2007DB-ACC), incorporated herein by reference to Exhibit 4 (a)(a)(v) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(n) Form of Endorsement for Individual Fixed and Variable Annuity (2007DB-GWB), incorporated herein by reference to Exhibit 4 (a)(a)(w) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(o) Form of Endorsement for Individual Fixed and Variable Annuity (2007NQ-ACC), incorporated herein by reference to Exhibit 4 (a)(a)(x) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(p) Form of Endorsement for Individual Fixed and Variable Annuity (2007NQ-GWB), incorporated herein by reference to Exhibit 4 (a)(a)(y) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(q) Form of Endorsement for Individual Fixed and Variable Annuity (2006IRA-ACC-rev 5-07), incorporated herein by reference to Exhibit 4
                           (a)(a)(z) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(r) Form of Endorsement for Individual Fixed and Variable Annuity (2006IRA-GWB - rev 5-07), incorporated herein by reference to Exhibit 4
                           (a)(b)(a) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

               (a)(b)(s) Form of Endorsement for Individual Fixed and Variable Annuity (2006ROTH-ACC - rev 5-07), incorporated herein by reference to Exhibit 4
                          (a)(b)(b) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

               (a)(b)(t) Form of Endorsement for Individual Fixed and Variable Annuity (2006ROTH-GWB - rev 5-07), incorporated herein by reference to Exhibit 4
                          (a)(b)(c) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

               (a)(b)(u) Form of Endorsement for Individual Fixed and Variable Annuity (2007COO), incorporated herein by reference to Exhibit 4 (a)(b)(e) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

               (a)(b)(v) Form of Endorsement for Individual Fixed and Variable Annuity (2007PREDB), incorporated herein by reference to Exhibit 4 (a)(b)(f) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

               (a)(b)(w)  Form of Guaranteed Withdrawal Benefit
                          (("GWB")(rev0208)) is incorporated herein by reference to Exhibit 4.(a)(b)(g) to the Registration Statement (File No. 333-05593) filed on October 15, 2007.

               (a)(b)(x) Form of Data Page Rider for Individual Fixed and Variable Annuity (2007GWBL DP (rev 0208)) is incorporated herein by reference to Exhibit 4.(a)(b)(h) to the Registration Statement (File No. 333-05593) filed on April 23, 2008.

               (a)(b)(y) Form of Guaranteed Withdrawal Benefit for Life ("GWBL") Rider (No. 2008GWBL), incorporated herein by reference to Exhibit 4 (a) (b) (r) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

               (a)(b)(z) Form of Memorandum of Variable Material for Rider Form Nos. 2008GWBL and 2008GMIB and Endorsement 2008ADOPT, incorporated herein by reference to
                          Exhibit 4 (a) (b) (s) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

               (a)(c)(a) Form of Data Pages (No. 2008DP), incorporated herein by reference to Exhibit 4 (a) (b) (t) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

               (a)(c)(b) Form of Endorsement Applicable to the Right to Add an Optional Guaranteed Withdrawal Benefit for Life ("GWBL") or Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2008ADOPT), incorporated herein by reference to Exhibit 4 (a) (b) (u) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

               (a)(c)(c) Form of Guaranteed Minimum Death Benefit Rider w/ Optional Reset (GMBD) (No. 2008GMDBOPR), incorporated herein by reference to Exhibit 4
                          (a)(b)(v) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

               (a)(c)(d)  Form of Guaranteed Minimum Death Benefit Rider
                          (GMDB) (No. 2008GMDBSA), incorporated herein by reference to Exhibit 4 (a) (b) (w) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

               (a)(c)(e) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider with Optional Reset of [6% / 6.5%] Roll Up to Age [85] GMIB Benefit Base and Guaranteed

                           Withdrawal Benefit for Life Conversion Benefit (No. 2008GMIB), incorporated herein by reference to
                           Exhibit 4(a)(b)(x) to the Registration Statement (File No. 333-64749) on Form N-4 filed on
                           August 20, 2008.

                (a)(c)(f) Form of Endorsement Applicable to Credits Applied to Annuity Account Value (No. 2008TRBNS), incorporated herein by reference to Exhibit 4 (a)
                           (b) (y) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(g) Form of Endorsement Applicable to the Deferment Provision (No. 2008DEFER), incorporated herein by reference to Exhibit 4 (a) (b) (z) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(h) Form of Endorsement Applicable to IRA Contracts (No. 2008IRA-ACC), incorporated herein by reference to Exhibit 4 (a)(c)(a) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(i) Form of Endorsement Applicable to Custodial Contracts (No. 2008IRA-CSTDL-NS), incorporated herein by reference to Exhibit 4 (a) (c) (b) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(j) Form of Endorsement Applicable to IRA Contracts (No. 2008IRA-GWB), incorporated herein by reference to Exhibit 4 (a)(c)(c) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(k) Form of Endorsement Applicable to ROTH-IRA Contracts (No. 2008ROTH-ACC), incorporated herein by reference to Exhibit 4(a)(c)(d) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(l) Form of Endorsement Applicable to ROTH-IRA Contracts (No. 2008ROTH-GWB), incorporated herein by reference to Exhibit 4 (a)(c)(e) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(m) Form of Endorsement Applicable to SEP-IRA Contracts (No. 2008SEPIRA-ACC), incorporated herein by reference to Exhibit 4 (a)(c)(f) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(n) Form of Endorsement Applicable to SEP-IRA Contracts (No. 2008SEPIRA-GWB), incorporated herein by reference to Exhibit 4 (a)(c)(g) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(o) Form of Endorsement Applicable to Simple IRA Contracts (No. 2008SIMIRA-ACC), incorporated herein by reference to Exhibit 4 (a)(c)(h) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(p) Form of Endorsement Applicable to Simple IRA Contracts (No. 2008SIMIRA-GWB), incorporated herein by reference to Exhibit 4 (a)(c)(i) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(q)  Form of Non-Spousal Beneficiary Continuation Option
                           (BCO) Tax-Qualified Retirement Plan Funds Direct Rollover to Traditional IRA Endorsement (No. 2008TQNSBCO), incorporated herein by reference to
                           Exhibit 4 (a)(c)(j) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(r) Form for use with Certificate Form No. 2006BASEA/2006BASEB or Contract Form No. 2006BASE-I-A/2006BASE-I-B (Depending on
                           Jurisdiction) Marketed as AXA Equitable's
                           "Accumulator Series 08" ("Accumulator",
                           "Accumulator Select", "Accumulator Plus" and
                           "Accumulator Elite"), incorporated herein by reference to Exhibit 4 (a)(c)(k) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(s)  Form of Data Pages (No. 2008DPBCO -
                           INH/NSDR),incorporated herein by reference to
                           Exhibit 4 (a)(c)(c) to the Registration Statement (File No. 333-05593) on Form N-4 filed on
                           August 20, 2008.

                (a)(c)(t) Form of Data Pages (No. 2008DPSELECT) previously filed with this Registration Statement, File No. 333-31131, on August 22, 2008.

                (a)(c)(u) Form of Endorsement Applicable to the Right to Add an Optional Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2009ADOPT), incorporated herein by reference to Exhibit 4 (a) (c) (o) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(v) Form of Endorsement Applicable to Investment Options (Form No. 2009GOA), incorporated herein by reference to Exhibit 4 (a) (c) (p) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(w) Form of Endorsement Applicable to GWBL Maturity Date Annuity Benefit (Form No. 2009GWBLMD), incorporated herein by reference to Exhibit 4
                           (a)(c) (r) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(x) Form of Endorsement Applicable to Section 6.02, "Payment Upon Death" (Form No. 2009DBENDO), incorporated herein by reference to Exhibit 4
                           (a)(c)(s) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(y) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider Annual Ratchet to Age [85] (Form No. 2009GMDBAR), incorporated herein by reference to
                           Exhibit 4 (a) (c) (t) to the Registration
                           Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(z) Form of Guaranteed Minimum Death Benefit Rider (Form No. 2009GMDBOPR), incorporated herein by reference to Exhibit 4 (a)(c)(u) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(d)(a) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider with Optional Reset of [5%] Roll Up to Age [85] GMIB Benefit Base and Guaranteed Withdrawal Benefit for Life Conversion Benefit (Form No. 2009GMIB), incorporated herein by reference to Exhibit 4 (a) (c) (v) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(d)(b) Form of Endorsement Applicable to Special Money Market Dollar Cost Averaging (Form No.
                           2009MMSDCA) incorporated herein by reference to
                           Exhibit 4 (a) (c) (q) to the Registration
                           Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(d)(c) Form of Data Pages, (Form No. 2009DPSelect), previously filed with this Registration Statement (File No. 333-31131) on May 14, 2009.

                 (a)(d)(d) Form of Data Pages (Form No. 2009DP),
                           incorporated herein by reference to Exhibit 4 (a)
                           (c) (p) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                 (a)(e)(e) Form of Endorsement applicable to Termination of
                           Guaranteed Minimum Death Benefits (Form No.
                           2012GMDB-BO-1), incorporated herein by reference to Exhibit 4(m)(m) to the Registration Statement (File No. 33-83750) on Form N-4 filed April 24, 2013.

          5.     (a)       Form of Enrollment Form/Application for Equitable
                           Accumulator Select (IRA and NQ), previously filed with this Registration Statement (File No.
                           333-31131) on July 11, 1997.

                 (b) Form of Enrollment Form/Application for Equitable Accumulator Select (IRA and NQ), previously filed with this Registration Statement No. 333-31131 on December 31, 1997.

                 (c) Form of Enrollment Form/Application for Equitable Accumulator Select (IRA, NQ and QP), previously filed with this Registration Statement No. 333-31131 on May 1, 1998.

                 (d) Forms of Enrollment Form/Application for Equitable Accumulator Select (IRA, NQ, QP and
                           TSA), previously filed with this Registration Statement No. 333-31131 on May 22, 1998.

                 (e) Form of Enrollment Form/Application for Equitable Accumulator Select (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-31131 on November 30, 1998.

                 (f) Form of Enrollment Form/Application (as revised) for Equitable Accumulator Select (IRA, NQ, QP and
                           TSA), previously filed with this Registration Statement No. 333-31131 on December 28, 1998.

                 (g) Form of Enrollment Form/Application for Equitable Accumulator Select (IRA, NQ, QP AND TSA), previously filed with this Registration Statement, File No. 333-31131 on April 30, 1999.

                 (h) Form of application for Accumulator, Form No. 2002App01 previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (i) Form of application for Accumulator, Form No. 2002App02 previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (j)       Form of application for Accumulator(R)
                           Select(SM), Form No. 2004 App02, as previously filed with this Registration Statement File No. 333-31131, filed April 20, 2006.

                 (k) Form of Application No. 2006 App 02, incorporated herein by reference to Exhibit 5.(m) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                 (l) Form of Application No. 2006 App 01, incorporated herein by reference to Exhibit 5.(n) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                 (m) Form of Application for Accumulator (2007App 01), incorporated herein by reference to Exhibit 5 (o) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                 (n) Form of Application for Accumulator (2007App 02), incorporated herein by reference to Exhibit 5 (p) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                 (o) Form of Application for Accumulator(R), Select(SM), Form No. 2008 App 01 S, previously filed with this Registration Statement, File No. 333-31131, on August 22, 2008.

                 (p)       Form of Application for Accumulator(R) Select(SM),

                         Form No. 2008 App 02 S, previously filed with this Registration Statement, File No. 333-31131, on August 22, 2008.

              (q) Form of Application for Accumulator(R) Select(SM), Form No. 2009 App 01 S, previously filed with this Registration Statement File No. 333-31131 on
                         May 14, 2009.

              (r) Form of Application for Accumulator(R) Select(SM), Form No. 2009 App 02 S, previously filed with this Registration Statement File No. 333-31131 on
                         May 14, 2009.

          6.  (a)        Restated Charter of AXA Equitable, as amended
                         August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4, (File No.
                         333-05593), filed on April 24, 2012.

              (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

          7. Form of Reinsurance Agreement between Reinsurance Company and the Equitable Life Assurance Society of the United States previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

          8.  (a)        Amended and Restated Participation Agreement among
                         EQ Advisors Trust, AXA Equitable Life Insurance
                         Company ("AXA Equitable"), AXA Distributors and AXA
                         Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust Registration Statement on
                         Form N-1A (File No. 333-17217 and 811-07953), filed
                         on February 7, 2003.

              (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

              (a)(ii) Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

              (a)(iii) Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

              (a)(iv) Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

              (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

              (a)(vi) Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

              (a)(vii) Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

              (a)(viii) Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

              (a)(ix) Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

              (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

            (a)(xi) Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

            (a)(xii) Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

            (a)(xiii) Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

            (a)(xiv) Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

            (a)(xv) Amendment No. 15, dated June 7, 2011 , to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

            (a)(xvi) Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor's Trust Registration Statement
                       (File No. 333-17217) on Form N-1A filed on
                       February 7, 2012.

            (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

            (b)(i) Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

            (b)(ii) Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

            (b)(iii) Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

       9. Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

       10.  (a)        Consent of PricewaterhouseCoopers LLP, filed
                       herewith.

            (b)        Powers of Attorney, filed herewith.

       11.  Not applicable.

       12.  Not applicable.

       13.  Not applicable.

 Item 25.  Directors and Officers of AXA Equitable.

           Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                AXA EQUITABLE
------------------              --------------------------
DIRECTORS

Henri de Castries               Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                   Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh            Director
113 Waterford Circle
Berwyn, PA 19312

Danny L. Hale                   Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton             Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Peter S. Kraus                  Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira               Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram Scott                   Director
Affinity Health Plans
2500 Halsey Street, #2
Bronx, NY 10461

Lorie A. Slutsky                Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan              Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                   Director, Chairman of the Board and
                                Chief Executive Officer

*Andrew J. McMahon      Director and President

OTHER OFFICERS

*Anders B. Malmstrom    Senior Executive Director
                        and Chief Financial Officer

*Andrea M. Nitzan       Executive Director
                        and Chief Accounting Officer

*Michael B. Healy       Executive Director
                        and Chief Information Officer

*Salvatore Piazzolla    Senior Executive and Chief Human Resources
                        Officer

*Mary Fernald           Lead Director

*David Kam              Managing Director and Actuary

*Kevin E. Murray        Executive Director

*Anthony F. Recine      Managing Director, Chief Compliance
                        Officer and Deputy General Counsel

*Karen Field Hazin      Lead Director, Secretary and Associate
                        General Counsel

*Dave S. Hattem         Senior Executive Director and General
                        Counsel

*Michel Perrin          Managing Director and Actuary

*Naomi J. Weinstein     Lead Director

*Charles A. Marino      Executive Director and Chief
                        Actuary

*Nicholas B. Lane       Senior Executive Director and
                        President, Retirement Savings

*Robert O. Wright, Jr.  Senior Executive Director and Head of
                        Wealth Management

*Amy J. Radin           Senior Executive Director and
                        Chief Marketing Officer

*Joshua E. Braverman    Senior Executive Director and Treasurer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

              Separate Account No. 49 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

              AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

              (a) The 2012 AXA Group Organization Charts are incorporated herein by reference to Exhibit 26 to Registration Statement (File
No. 333-182903) on Form N-4 filed November 27, 2012.

              (b) The AXA Financial, Inc. - Subsidiary Organization Chart:
Q4-2012 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 333-186807) on Form N-4 filed February 22, 2013.

Item 27. Number of Contractowners

         As of March 31, 2013, there were 6,552 Qualified Contract owners and 6,062 Non-Qualified Contract owners of the contracts offered by the registrant under this Registration Statement.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

         The By-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

         7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                (iii)the related expenses of any such person in any of said categories may be advanced by the Company.

                     (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.721-726:
                          Insurance Law ss.1216)

                The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriters

                To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

         (c)    Undertaking

                Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.Principal Underwriters

                 (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49,70 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A and I, and MONY's MONY Variable Account S, and Keynote Series Account. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC. is 1290 Avenue of the Americas, NY, NY 10104.

                 (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS LLC)
------------------                 --------------------------------------

*Andrew J. McMahon                 Director, Chief Financial Protection &
                                   Wealth Management Officer

*Christine Nigro                   Senior Vice President and Divisional
                                   President

*Anders B. Malmstrom               Director

*Amy J. Radin                      Director

*Manish Agarwal                    Director

*Nicholas B. Lane                  Director and Chief Retirement Services
                                   Officer

*Robert O. Wright, Jr.             Director and Chairman of the Board

*Frank Massa                       President and Chief Operating Officer

*Philip Pescatore                  Chief Risk Officer

*Susan La Vallee                   Senior Vice President

*William Degnan                    Senior Vice President

*David M. Kahal                    Senior Vice President

*George Papazicos                  Senior Vice President

*Vincent Parascandola              Senior Vice President, Divisional President
                                   and Chief Sales Officer

*Mary Jean Bonadonna               Vice President and Broker-Dealer Chief
                                   Compliance Officer

*Robert P. Walsh                   Vice President and Chief Anti-Money
                                   Laundering Officer

*Page Pennell                      Vice President

*Maurya Keating                    Vice President, Chief Broker Dealer Counsel
                                   and Acting Investments Advisors Chief
                                   Compliance Officer

*Francesca Divone                  Secretary

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
------------------                 --------------------------------------------

*Nicholas B. Lane                  Director, Chairman of the Board, President,
                                   Chief Executive Officer and Chief Retirement
                                   Savings Officer

*Andrew J. McMahon                 Director and Chief Financial Protection
                                   & Wealth Management Officer

*Michael P. McCarthy               Director, Senior Vice President and
                                   National Sales Manager

*David Ciotta                      Senior Vice President

*Todd Solash                       Senior Vice President

*Nelida Garcia                     Senior Vice President

*Peter D. Golden                   Senior Vice President

*Kevin M. Kennedy                  Senior Vice President

*Harvey T. Fladeland               Senior Vice President

*Windy Lawrence                    Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Timothy P. O'Hara                 Senior Vice President

*Michael Schumacher                Senior Vice President

*John C. Taroni                    Vice President and Treasurer

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Gregory Lashinsky                 Assistant Vice President - Financial
                                   Operations Principal

*Robert P. Walsh                   Vice President and Chief AML Officer

*Francesca Divone                  Secretary

         (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The contract files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the individual annuity contracts and certificates AXA Equitable offers under a group annuity contract (collectively the "contracts") may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                AXA Equitable represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective Contracts.

                The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 24th day of April, 2013.

                              SEPARATE ACCOUNT NO. 49 OF
                              AXA EQUITABLE LIFE INSURANCE COMPANY
                                        (Registrant)

                              By:  AXA Equitable Life Insurance Company
                                                   (Depositor)

                              By:  /s/ Dodie Kent
                                   -----------------------------------
                                   Dodie Kent
                                   Vice President and Associate General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 24th day of April, 2013.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and Associate
                                              General Counsel

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer
                               and Director

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director and Chief Accounting Officer

*DIRECTORS:

Mark Pearson                Peter S. Kraus     Lorie A. Slutsky
Barbara Fallon-Walsh        Andrew J. McMahon  Richard C. Vaughan
Danny L. Hale               Bertram Scott

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      April 24, 2013

                                 EXHIBIT INDEX

EXHIBIT NO.                                                           TAG VALUE
-----------                                                           ---------

9                 Opinion and Consent of Counsel                      EX-99.9

10(a)             Consent of PricewaterhouseCoopers LLP               EX-99.10a

10(b)             Powers of Attorney                                  EX-99.10b